UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-3618

BRIGHTHOUSE FUNDS TRUST II

(Exact name of registrant as specified in charter)

125 High Street, Suite 732

Boston, MA 02110

(Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)	Copy to:

Kristi Slavin ------------------------------- c/o Brighthouse Investment Advisers, LLC 125 High Street, Suite 732 Boston, MA 02110	Brian D. McCabe, Esq. ------------------------------- Ropes and Gray LLP Prudential Tower 800 Boylston Street Boston, MA 02199

Registrant’s telephone number, including area code: (980) 949-5121

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

Item 1: Report to Shareholders.

(a)	The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (the “Act”).

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Managed by Baillie Gifford Overseas Limited

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Baillie Gifford International Stock Portfolio returned 14.96%, 14.90%, and 14.90%, respectively. The Portfolio’s benchmark, the MSCI All Country World ex-U.S. Index¹, returned 9.47%.

MARKET ENVIRONMENT / CONDITIONS

The first six months of 2023 have been dominated by numerous headlines globally. European markets have recovered as fears of a recession abated amid falling inflation and a more positive outlook. Despite the ongoing war in Ukraine, energy prices have subsided and the recession that was thought to be inevitable in 2022 has not come to fruition. The fallout of Silicon Valley Bank demonstrated the fragility of the banking business model but did not spark widespread contagion in the sector. Elsewhere, market participants have been buoyed by a positive economic outlook for Japan as inflation has returned after decades of stagnation. Meanwhile, China’s recovery has stuttered following its reopening.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the MSCI All Country World ex-U.S. Index, during the reporting period. Europe was the largest contributor to performance during the period. The Portfolio’s overweight towards Europe, coming from a number of high-quality industrials as well as disruptive companies such as Adyen (Netherlands) and Spotify (Sweden), aided performance. Elsewhere, Emerging Markets was the second highest contributing region while Information Technology was the highest contributing sector, followed by Industrials.

Looking at individual contributors to performance, MercadoLibre (Brazil) and Ryanair (Ireland) featured among the top contributors. MercadoLibre, the leading ecommerce and fintech in Latin America, had a strong start to the year. The company achieved record earnings before interest and tax in the first quarter and beat consensus comfortably. Market share continued to grow, with active users surpassing 100 million. In the first quarter their main competitor, Americanas, filed for bankruptcy, which should help the business continue to attract market share and is evidence of their competitive advantage in our view.

Elsewhere, Ryanair, Europe’s largest airline, has continued to go from strength to strength. The company’s share price has continued to recover as air travel has rebounded. Ryanair recently announced plans to double passenger numbers over the next decade and secured a deal with Boeing for additional planes. Ryanair is now a much larger business than pre-pandemic, having grown significantly in its 7 largest markets. In the long term, we believe the company has the ability to continue to take market share from less agile competitors.

The detractors to performance included Hong Kong listed Asian insurer AIA and FinecoBank (Italy). AIA, the Pan-Asian insurance firm, detracted from performance over the period. Recent growth has been slow, and shares have been weak following on from full year 2022 results. New business value declined eight percent year-over-year but grew six percent in the second half. As one might expect, lockdowns were the big reasons for declines, and the business has been affected by the scare Financials had towards the end of the year. The business has a strong balance sheet which underpins the investment case. We believe AIA should benefit from reopening in China in the mid-term and its long-term runway to growth is predicated on the rising tide of wealth within the Asian middle classes.

Finecobank, the leading Italian financial platform, has been negatively impacted by the decline in banking stocks in Europe due to the failure of Silicon Valley Bank in the U.S. In the fourth quarter, the revenue stood at €207.6 million, up 18% year on year, beating estimates by 5%. We continue to remain confident in the company’s fundamentals and in its agile business, which we believe can automate and innovate at a much faster rate than its competition.

As of June 30, 2023, the Portfolio had significant overweight positions in Industrials and Consumer Discretionary, while Health Care and Energy were the largest underweights. These positions are purely the result of our bottom-up stock selection process.

Jenny Davis

Tom Walsh

Steve Vaughan

Portfolio Managers

Baillie Gifford Overseas Limited

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI All Country World ex-U.S. Index is an unmanaged free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the U.S. The Index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI ALL COUNTRY WORLD EX-U.S. INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Baillie Gifford International Stock Portfolio
Class A	14.96	17.19	3.27	6.02
Class B	14.90	17.04	3.02	5.75
Class E	14.90	17.02	3.12	5.87
MSCI All Country World ex-U.S. Index	9.47	12.72	3.52	4.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
MercadoLibre, Inc.	4.2
Taiwan Semiconductor Manufacturing Co., Ltd.	3.3
AIA Group, Ltd.	3.0
Ryanair Holdings plc (ADR)	2.9
Samsung Electronics Co., Ltd.	2.7
SAP SE	2.6
CRH plc	2.5
Cie Financiere Richemont S.A.- Class A	2.4
Atlas Copco AB- B Shares	2.2
Nestle S.A.	2.1

Top Countries

% of Net Assets
Japan	14.5
Germany	8.5
France	7.8
Ireland	7.1
Netherlands	6.8
China	5.6
Switzerland	5.0
Canada	4.5
Brazil	4.2
Sweden	4.2

BHFTII-2

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Baillie Gifford International Stock Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.74%	$1,000.00	$1,149.60	$3.94
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class B (a)	Actual	0.99%	$1,000.00	$1,149.00	$5.28
	Hypothetical*	0.99%	$1,000.00	$1,019.89	$4.96

Class E (a)	Actual	0.89%	$1,000.00	$1,149.00	$4.74
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.5% of Net Assets

Security Description	Shares	Value

Brazil—4.2%
MercadoLibre, Inc. (a)	54,134	$64,127,137

Canada—4.5%
AbCellera Biologics, Inc. (a) (b)	545,830	3,526,062
Constellation Software, Inc.	10,541	21,839,981
Lumine Group, Inc. (a)	560,350	7,685,646
Shopify, Inc. - Class A (a)	270,882	17,498,977
Topicus.com, Inc. (a)	221,778	18,189,228

		68,739,894

China—5.6%
Alibaba Group Holding, Ltd. (a)	1,028,572	10,697,217
Futu Holdings, Ltd. (ADR) (a) (b)	107,345	4,265,890
Meituan - Class B (a)	594,170	9,339,211
Ping An Insurance Group Co. of China, Ltd. - Class H	1,863,500	11,939,795
Prosus NV (a)	164,539	12,040,638
Tencent Holdings, Ltd.	469,300	19,974,594
Tencent Music Entertainment Group (ADR) (a)	1,839,560	13,575,953
Wuxi Biologics Cayman, Inc. (a)	708,000	3,411,474

		85,244,772

Denmark—4.1%
Ambu A/S - Class B	439,317	7,186,163
Chr Hansen Holding A/S	135,456	9,421,496
DSV A/S	136,777	28,784,995
Novozymes A/S - B Shares	348,440	16,228,307

		61,620,961

Finland—1.3%
Kone Oyj - Class B	366,695	19,154,720

France—7.8%
Danone S.A.	389,295	23,854,765
Dassault Systemes SE	558,283	24,757,676
Edenred	440,918	29,524,282
Kering S.A.	38,058	21,077,957
Nexans S.A.	86,795	7,532,018
Sartorius Stedim Biotech	44,108	11,022,442

		117,769,140

Germany—8.5%
BioNTech SE (ADR) (a)	84,778	9,150,090
Deutsche Boerse AG	154,626	28,557,003
Rational AG	32,527	23,533,867
SAP SE	283,940	38,770,285
Scout24 SE	467,858	29,657,475

		129,668,720

Hong Kong—3.8%
AIA Group, Ltd.	4,423,800	45,136,842
Hong Kong Exchanges & Clearing, Ltd.	350,300	13,321,572

		58,458,414

India—2.9%
Housing Development Finance Corp., Ltd.	904,246	31,136,678
ICICI Lombard General Insurance Co., Ltd.	793,980	13,019,247

		44,155,925

Ireland—7.1%
CRH plc	682,534	37,816,068
Kingspan Group plc	382,449	25,462,932
Ryanair Holdings plc (ADR) (a)	395,602	43,753,581

		107,032,581

Italy—1.7%
FinecoBank Banca Fineco S.p.A.	1,333,522	17,987,764
Technoprobe S.p.A. (a) (b)	1,042,634	8,244,351

		26,232,115

Japan—14.5%
Denso Corp.	380,400	25,645,176
FANUC Corp.	661,800	23,269,147
Japan Exchange Group, Inc.	902,000	15,779,449
Keyence Corp.	35,300	16,694,012
MonotaRO Co., Ltd.	1,069,300	13,625,924
Nidec Corp.	216,900	11,922,113
Nihon M&A Center Holdings, Inc.	1,208,300	9,278,520
Nintendo Co., Ltd.	322,800	14,683,458
Recruit Holdings Co., Ltd.	192,200	6,077,886
Shimano, Inc. (b)	94,900	15,885,002
Shiseido Co., Ltd.	432,000	19,572,257
SMC Corp.	37,000	20,564,614
Sony Group Corp.	302,500	27,133,535

		220,131,093

Netherlands—6.8%
Adyen NV (a)	18,324	31,748,428
ASML Holding NV	41,428	29,988,526
EXOR NV (a)	174,939	15,631,333
IMCD NV	178,614	25,691,734

		103,060,021

Norway—0.6%
Aker Carbon Capture ASA (a)	6,509,268	8,537,317

Panama—0.9%
Copa Holdings S.A. - Class A (b)	119,529	13,217,517

Russia—0.0%
Magnit PJSC (a) (c) (d)	124,832	0
Magnit PJSC (GDR) (a) (c) (d)	3	0
MMC Norilsk Nickel PJSC (a) (c) (d)	39,210	0
MMC Norilsk Nickel PJSC (ADR) (a) (c) (d)	7	0

		0

South Africa—1.2%
Discovery, Ltd. (a)	2,295,045	17,734,352

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

South Korea—3.6%
Coupang, Inc. (a)	758,507	$13,198,022
Samsung Electronics Co., Ltd.	741,004	40,841,501

		54,039,523

Spain—1.8%
Amadeus IT Group S.A. (a)	360,151	27,458,363

Sweden—4.2%
Atlas Copco AB - B Shares	2,675,727	33,338,392
Epiroc AB - B Shares	1,353,008	21,883,374
MIPS AB (b)	166,328	8,257,907

		63,479,673

Switzerland—5.0%
Cie Financiere Richemont S.A. - Class A	213,176	36,170,351
Nestle S.A.	270,267	32,519,796
Wizz Air Holdings plc (a)	194,084	6,751,094

		75,441,241

Taiwan—4.0%
Sea, Ltd. (ADR) (a) (b)	181,235	10,518,879
Taiwan Semiconductor Manufacturing Co., Ltd.	2,686,000	50,054,491

		60,573,370

United Kingdom—3.7%
Experian plc	597,113	22,944,395
Oxford Nanopore Technologies plc (a)	2,100,439	5,689,588
Rio Tinto plc	430,512	27,350,215

		55,984,198

United States—0.7%
Spotify Technology S.A. (a)	64,713	10,389,672

Total Common Stocks (Cost $1,303,434,901)		1,492,250,719

Short-Term Investment—1.4%

Repurchase Agreement—1.4%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $21,232,649; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $21,653,187.	21,228,581	21,228,581

Total Short-Term Investments (Cost $21,228,581)		21,228,581

Securities Lending Reinvestments (e)—1.6%
Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—0.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,202,859; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,265,543.	3,201,512	3,201,512
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $300,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $306,768.	300,000	300,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $1,000,430; collateralized by various Common Stock with an aggregate market value of $1,113,737.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $1,000,431; collateralized by various Common Stock with an aggregate market value of $1,112,361.	1,000,000	1,000,000

		5,501,512

Mutual Funds—1.3%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (f)	2,500	2,500
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (f)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (f)	4,000,000	4,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (f)	4,000,000	4,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (f)	500,000	500,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (f)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (f)	4,000,000	4,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (f)	4,000,000	4,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (f)	1,000,000	1,000,000

		19,502,500

Total Securities Lending Reinvestments (Cost $25,004,012)		25,004,012

Total Investments—101.5% (Cost $1,349,667,494)		1,538,483,312
Other assets and liabilities (net)—(1.5)%		(23,265,673)

Net Assets—100.0%		$1,515,217,639

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $27,605,181 and the collateral received consisted of cash in the amount of $25,004,012 and non-cash collateral with a value of $3,387,076. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Machinery	9.4
Software	7.3
Financial Services	7.1
Broadline Retail	6.6
Semiconductors & Semiconductor Equipment	5.8
Insurance	5.8
Passenger Airlines	4.2
Capital Markets	4.1
Textiles, Apparel & Luxury Goods	3.8
Food Products	3.7

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt
(GDR)—	Global Depositary Receipt

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$64,127,137	$—	$—	$64,127,137
Canada	68,739,894	—	—	68,739,894
China	17,841,843	67,402,929	—	85,244,772
Denmark	—	61,620,961	—	61,620,961
Finland	—	19,154,720	—	19,154,720
France	—	117,769,140	—	117,769,140
Germany	9,150,090	120,518,630	—	129,668,720
Hong Kong	—	58,458,414	—	58,458,414
India	—	44,155,925	—	44,155,925
Ireland	43,753,581	63,279,000	—	107,032,581
Italy	—	26,232,115	—	26,232,115
Japan	6,077,886	214,053,207	—	220,131,093
Netherlands	—	103,060,021	—	103,060,021
Norway	—	8,537,317	—	8,537,317
Panama	13,217,517	—	—	13,217,517
Russia	—	—	0	0
South Africa	—	17,734,352	—	17,734,352
South Korea	13,198,022	40,841,501	—	54,039,523
Spain	—	27,458,363	—	27,458,363
Sweden	—	63,479,673	—	63,479,673
Switzerland	—	75,441,241	—	75,441,241
Taiwan	10,518,879	50,054,491	—	60,573,370
United Kingdom	—	55,984,198	—	55,984,198
United States	10,389,672	—	—	10,389,672
Total Common Stocks	257,014,521	1,235,236,198	0	1,492,250,719
Total Short-Term Investment*	—	21,228,581	—	21,228,581
Securities Lending Reinvestments
Repurchase Agreements	—	5,501,512	—	5,501,512
Mutual Funds	19,502,500	—	—	19,502,500
Total Securities Lending Reinvestments	19,502,500	5,501,512	—	25,004,012
Total Investments	276,517,021	1,261,966,291	$0	$1,538,483,312

Collateral for Securities Loaned (Liability)	$—	$(25,004,012)	$—	$(25,004,012)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,538,483,312
Cash denominated in foreign currencies (c)	337,887
Receivable for:
Investments sold	7,863,304
Fund shares sold	754,766
Dividends and interest	3,025,968
Prepaid expenses	12,309

Total Assets	1,550,477,546
Liabilities
Collateral for securities loaned	25,004,012
Payables for:
Investments purchased	8,005,246
Fund shares redeemed	67,073
Foreign taxes	794,171
Accrued Expenses:
Management fees	851,425
Distribution and service fees	52,254
Deferred trustees’ fees	177,625
Other expenses	308,101

Total Liabilities	35,259,907

Net Assets	$1,515,217,639

Net Assets Consist of:
Paid in surplus	$1,269,769,415
Distributable earnings (Accumulated losses) (d)	245,448,224

Net Assets	$1,515,217,639

Net Assets
Class A	$1,255,540,527
Class B	246,479,360
Class E	13,197,752
Capital Shares Outstanding*
Class A	123,718,409
Class B	24,807,294
Class E	1,318,338
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.15
Class B	9.94
Class E	10.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,349,667,494.
(b)	Includes securities loaned at value of $27,605,181.
(c)	Identified cost of cash denominated in foreign currencies was $336,627.
(d)	Includes foreign capital gains tax of $794,171.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$14,428,584
Interest	171,835
Securities lending income	102,873

Total investment income	14,703,292
Expenses
Management fees	6,173,617
Administration fees	35,549
Custodian and accounting fees	205,591
Distribution and service fees—Class B	308,969
Distribution and service fees—Class E	9,833
Audit and tax services	26,080
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	28,998
Insurance	6,759
Miscellaneous	59,250

Total expenses	6,893,928
Less management fee waiver	(909,915)

Net expenses	5,984,013

Net Investment Income	8,719,279

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments (b)	63,398,486
Foreign currency transactions	(108,426)

Net realized gain (loss)	63,290,060

Net change in unrealized appreciation (depreciation) on:
Investments (c)	146,910,599
Foreign currency transactions	63,105

Net change in unrealized appreciation (depreciation)	146,973,704

Net realized and unrealized gain (loss)	210,263,764

Net Increase (Decrease) in Net Assets From Operations	$218,983,043

(a)	Net of foreign withholding taxes of $1,955,398.
(b)	Net of foreign capital gains tax of $353,866.
(c)	Includes change in foreign capital gains tax of $44,582.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,719,279	$14,049,843
Net realized gain (loss)	63,290,060	(7,159,041)
Net change in unrealized appreciation (depreciation)	146,973,704	(566,852,538)

Increase (decrease) in net assets from operations	218,983,043	(559,961,736)

From Distributions to Shareholders
Class A	(15,780,357)	(134,239,803)
Class B	(2,542,855)	(26,054,352)
Class E	(149,458)	(1,305,016)

Total distributions	(18,472,670)	(161,599,171)

Increase (decrease) in net assets from capital share transactions	(198,858,731)	284,393,897

Total increase (decrease) in net assets	1,651,642	(437,167,010)

Net Assets
Beginning of period	1,513,565,997	1,950,733,007

End of period	$1,515,217,639	$1,513,565,997

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	640,813	$6,465,427	17,224,110	$168,503,659
Reinvestments	1,538,046	15,780,357	15,202,696	134,239,803
Redemptions	(19,435,885)	(193,115,440)	(5,820,248)	(54,499,542)

Net increase (decrease)	(17,257,026)	$(170,869,656)	26,606,558	$248,243,920

Class B
Sales	210,977	$2,046,991	3,446,318	$34,824,334
Reinvestments	253,020	2,542,855	3,015,550	26,054,352
Redemptions	(3,312,400)	(31,941,820)	(2,622,705)	(25,523,509)

Net increase (decrease)	(2,848,403)	$(27,351,974)	3,839,163	$35,355,177

Class E
Sales	43,822	$405,030	140,004	$1,326,914
Reinvestments	14,754	149,458	149,830	1,305,016
Redemptions	(122,173)	(1,191,589)	(188,517)	(1,837,130)

Net increase (decrease)	(63,597)	$(637,101)	101,317	$794,800

Increase (decrease) derived from capital shares transactions		$(198,858,731)		$284,393,897

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.94		$14.04	$15.78	$13.58	$11.02	$13.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.06		0.09	0.14	0.09	0.25	0.16
Net realized and unrealized gain (loss)	1.28		(4.12)	(0.16)	3.18	3.24	(2.42)

Total income (loss) from investment operations	1.34		(4.03)	(0.02)	3.27	3.49	(2.26)

Less Distributions
Distributions from net investment income	(0.13)		(0.12)	(0.15)	(0.27)	(0.17)	(0.15)
Distributions from net realized capital gains	0.00		(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(0.13)		(1.07)	(1.72)	(1.07)	(0.93)	(0.15)

Net Asset Value, End of Period	$10.15		$8.94	$14.04	$15.78	$13.58	$11.02

Total Return (%) (b)	14.96	(c)	(28.60)	(0.76)	26.58	32.82	(17.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.85	(d)	0.85	0.84	0.84	0.84	0.85
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.73	0.71	0.72	0.72	0.72
Ratio of net investment income (loss) to average net assets (%)	1.17	(d)	0.93	0.93	0.67	2.02	1.28
Portfolio turnover rate (%)	4	(c)	18	14	20	12	23
Net assets, end of period (in millions)	$1,255.5		$1,259.7	$1,605.6	$1,681.6	$1,598.2	$1,407.8

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.74		$13.75	$15.49	$13.35	$10.85	$13.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.04		0.07	0.10	0.05	0.22	0.14
Net realized and unrealized gain (loss)	1.26		(4.04)	(0.15)	3.13	3.18	(2.39)

Total income (loss) from investment operations	1.30		(3.97)	(0.05)	3.18	3.40	(2.25)

Less Distributions
Distributions from net investment income	(0.10)		(0.09)	(0.12)	(0.24)	(0.14)	(0.12)
Distributions from net realized capital gains	0.00		(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(0.10)		(1.04)	(1.69)	(1.04)	(0.90)	(0.12)

Net Asset Value, End of Period	$9.94		$8.74	$13.75	$15.49	$13.35	$10.85

Total Return (%) (b)	14.90	(c)	(28.81)	(0.99)	26.26	32.41	(17.19)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.10	(d)	1.10	1.09	1.09	1.09	1.10
Net ratio of expenses to average net assets (%) (e)	0.99	(d)	0.98	0.96	0.97	0.97	0.97
Ratio of net investment income (loss) to average net assets (%)	0.93	(d)	0.69	0.69	0.41	1.76	1.09
Portfolio turnover rate (%)	4	(c)	18	14	20	12	23
Net assets, end of period (in millions)	$246.5		$241.7	$327.4	$353.2	$315.3	$277.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.81		$13.85	$15.59	$13.43	$10.91	$13.29

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.05		0.08	0.12	0.07	0.23	0.15
Net realized and unrealized gain (loss)	1.26		(4.07)	(0.16)	3.14	3.20	(2.40)

Total income (loss) from investment operations	1.31		(3.99)	(0.04)	3.21	3.43	(2.25)

Less Distributions
Distributions from net investment income	(0.11)		(0.10)	(0.13)	(0.25)	(0.15)	(0.13)
Distributions from net realized capital gains	0.00		(0.95)	(1.57)	(0.80)	(0.76)	0.00

Total distributions	(0.11)		(1.05)	(1.70)	(1.05)	(0.91)	(0.13)

Net Asset Value, End of Period	$10.01		$8.81	$13.85	$15.59	$13.43	$10.91

Total Return (%) (b)	14.90	(c)	(28.74)	(0.91)	26.37	32.56	(17.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.00	(d)	1.00	0.99	0.99	0.99	1.00
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.88	0.86	0.87	0.87	0.87
Ratio of net investment income (loss) to average net assets (%)	1.03	(d)	0.79	0.79	0.50	1.87	1.19
Portfolio turnover rate (%)	4	(c)	18	14	20	12	23
Net assets, end of period (in millions)	$13.2		$12.2	$17.7	$19.9	$18.2	$16.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Baillie Gifford International Stock Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-12

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial

BHFTII-13

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $113,391 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $21,228,581. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $5,501,512. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

BHFTII-14

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting

BHFTII-15

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

China Investment Risk: On June 2, 2021, an Executive Order (the “Order”) was issued prohibiting investment activity by U.S. persons, which includes the Portfolio, in relation to certain companies determined by the U.S. Secretary of the Treasury and the U.S. Secretary of Defense to (i) be operating or have been previously operating in the defense and related material sector or the surveillance technology sector (collectively, “Defense Sectors”) of the economy of China; or (ii) own or control, or to be owned or controlled by, directly or indirectly, a person or entity who operates or has operated in any of the Defense Sectors (each, a “Chinese Military Company, ” and together, the “Chinese Military Companies”). Each Chinese Military Company is included on the Non-SDN Chinese Military-Industrial Complex Companies List (“Non-SDN CMIC List”) administered by the Office of Foreign Assets Control within the U.S. Department of the Treasury. The Order supersedes similar executive orders previously issued on November 12, 2020 and January 13, 2021 related to investments in “Communist Chinese Military Companies.” Beginning August 2, 2021 for Chinese Military Companies designated to the Non-SDN CMIC List in connection with the Order (or 60 days after an entity is newly-designated as a Chinese Military Company), all transactions in public securities, or any securities that are derivative of, or are designed to provide investment exposure to such securities, of any of the Chinese Military Companies (the “Sanctioned Securities”) are prohibited. The Order contained a limited exception for transactions made solely for the purpose of divestment through June 3, 2022 for securities designated in connection with the Order, and 365 days after designation for other companies. The Portfolio’s holdings in the Sanctioned Securities may adversely impact the Portfolio’s performance. The extent of the impact will depend on future developments, including the Portfolio’s ability to sell the Sanctioned Securities, uncertainties on valuation of the Sanctioned Securities, modifications to the Order and/or interpretations thereof (including which companies are considered Chinese Military Companies), and the duration of the Order, all of which are highly uncertain and cannot be predicted.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-16

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$66,433,681	$0	$278,611,999

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$6,173,617	0.860%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Baillie Gifford Overseas Limited is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On amounts over $156.25 million and under $400 million
0.180%	Of the next $100 million
0.120%	Of the next to $400 million
0.150%	On amounts in excess of $900 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-17

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,360,574,403

Gross unrealized appreciation	360,424,532
Gross unrealized (depreciation)	(182,515,623)

Net unrealized appreciation (depreciation)	$177,908,909

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$26,355,135	$31,985,924	$135,244,036	$183,260,137	$161,599,171	$215,246,061

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$18,255,080	$—	$30,185,174	$(3,326,288)	$45,113,966

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $3,326,288.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Baillie Gifford International Stock Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the BlackRock Bond Income Portfolio returned 2.72%, 2.59%, and 2.64%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

In the first quarter of 2023, 10-year nominal interest rates fell ~0.27% while real interest rates decreased ~0.33%. These movements drove a ~0.06% expansion in 10-year inflation expectations, ending the period at 2.32%. In mid–March, investors saw the failures of Silicon Valley Bank, Signature Bank, and Credit Suisse. A potential credit crunch and uncertainty in the U.S. banking system drove the front end of the yield curve to rally nearly 1.0%, with the 2-year U.S Treasury moving the most in one day since October 1987 and intraday moves of greater than 0.50% for three consecutive days. The only other day in the past 25 years the 2-year U.S. Treasury moved more than 0.50% was the Monday following the announcement of Lehman Brothers failure in September 2008. On March 22nd, the Federal Reserve (the “Fed”) increased the Federal Funds Rate by 0.25% to 4.75%-5.00%. Headline Consumer Price Index (“CPI”) had a modest start to the year turning negative and dipping down to ~-0.1% month-over-month (“MoM”) for January’s print but picked up again in the latter half of the quarter ending at ~0.4% in March, bringing the annual run rate down to 6.0% year-over-year. At the start of January, Core CPI was 0.3% MoM which ticked up to 0.4% MoM at the end of the quarter. The labor market set recent records with the unemployment rate dropping down to ~3.4% MoM in February—the lowest rate in more than five decades. Meanwhile, initial jobless claims hovered near all-time lows ending at ~191k. Nonfarm payrolls saw a material shift downwards of ~206k from February’s print ending at ~311k enforcing the narrative of a persistently tight labor market.

In the second quarter of 2023, 10-year interest rates increased ~0.42% while real interest rates rose ~0.50%. The Fed raised the Federal Funds Rate to 5.00%. After ten consecutive interest rate hikes over the past 1.5 years, the Fed decided on their first pause in June, leaving the target range between 5.00% and 5.25%. Following this announcement, front-end yields initially sold off as the Fed moved its projections for the Fed Funds Rate in 2023 higher than the market expected, but then moved lower following a more dovish press conference. Federal Reserve Chair Jerome Powell highlighted the difficulties the Fed is facing in managing monetary policy alongside the ambiguity of the lagging effects, potential credit tightening, and the resiliency of the overall macro economy in the United States which saw a 2.0% print for the annual growth rate in the first quarter. CPI later printed slightly above consensus, driven by used car prices, with core CPI increasing 0.4% MoM and headline CPI slowing to only increase 0.1% MoM. At the end of the period, core CPI remained above 5%, slightly lower than the prior month. On the shelter front, rental inflation continued to show signs of cooling, marking a positive sign for the second half of the year. On the legislative front, the U.S. Senate voted to suspend the $31.4 trillion debt ceiling until January 2025 with support from both the right and left wings. Turning to the labor market, U.S. employers reported a higher-than-expected rise in job vacancies in April, reaching a three-month high. However, in June, the unemployment rate saw its first deviation increasing 0.3% up to ~3.7% while the labor force participation rate was unchanged at 62.6%. Hiring continues to be robust in the U.S. as June’s nonfarm payrolls print marks the 14th consecutive month where payrolls have surpassed surveyed expectations.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The main driver of the Portfolio’s positive relative performance for the first half of the year was the Portfolio’s duration positioning where at times we traded from both the long and short side. Our allocation and selection to securitized assets, investment grade credit and agency mortgages also contributed to performance as we were able to navigate opportunities presented by the banking related stress in March well. There were no significant detractors.

Over the first half of the year, we continued to manage the Portfolio’s duration position tactically. Over the first few months of the year, we moved to an underweight duration position at the front end of the yield curve given our view that the market was mispricing a sharp Fed pivot. Towards the end of the period, we increased top-line duration to an overweight position, particularly in the front-end of the yield curve, as we believe we will see lower sequential inflation through year-end relative to market expectations. In addition, we continue to hold a short position to Japanese long-term government bonds as we remain cautious around elevated inflation risks and the potential for a more hawkish shift from the Bank of Japan. The Portfolio ended the quarter with an effective duration of 6.65 years, 0.31 years overweight relative to the Bloomberg U.S. Aggregate Bond Index.

Towards the end of the period, we tactically moved to an overweight position in agency mortgages given the favorable convexity (the rate at which duration changes as interest rates change) profile, as valuations remain attractive given both nominal and option-adjusted spreads sit toward the wider end of their historical range driven by the concerns around banking related stress that was overdone in our view. We slightly trimmed investment grade credit to neutral while holding overweight positions focused on Utilities and being underweight Financials. We added allocation to high-yield credit remaining cautious down the cap stack. We maintained overweight positions in securitized assets, favoring select, top-of-the-capital structure segments of the structured product market, while being cautious in non-Agency Residential Mortgage-Backed Securities given declining fundamentals and technical headwinds.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Managed by BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The Portfolio held derivatives during the period as a part of our investment strategy. Derivatives are used to manage risk and/or take outright views on interest rates, credit risk and/or foreign exchange positions in the Portfolio. During the period, derivatives held in the Portfolio did not have a significant impact on performance and performed as expected.

Rick Rieder

David Rogal

Chi Chen

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
BlackRock Bond Income Portfolio
Class A	2.72	-0.32	1.14	2.01
Class B	2.59	-0.57	0.88	1.75
Class E	2.64	-0.47	0.98	1.86
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
Agency Mortgage-Backed Securities	35.2
U.S. Treasury	26.8
Corporate Bonds & Notes	23.8
Asset-Backed Securities	9.7
Non-Agency Mortgage-Backed Securities	5.4
Foreign Government	1.1
Floating Rate Loans	1.0
Municipals	0.7
Purchased Options	0.5
Equities	0.3

BHFTII-3

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Bond Income Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.39%	$1,000.00	$1,027.20	$1.96
	Hypothetical*	0.39%	$1,000.00	$1,022.86	$1.96

Class B (a)	Actual	0.64%	$1,000.00	$1,025.90	$3.21
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

Class E (a)	Actual	0.54%	$1,000.00	$1,026.40	$2.71
	Hypothetical*	0.54%	$1,000.00	$1,022.12	$2.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—62.0% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—35.2%
Fannie Mae 15 Yr. Pool
1.500%, 12/01/35	174,514	$150,569
1.500%, 03/01/36	392,900	341,927
1.500%, 05/01/36	620,180	539,653
1.500%, 06/01/36	2,224,949	1,932,096
1.500%, 12/01/36	1,001,849	868,958
1.500%, 02/01/37	651,879	567,241
2.000%, 10/01/31	83,337	75,524
2.000%, 11/01/31	1,069,683	968,956
2.000%, 12/01/31	115,603	104,770
2.000%, 03/01/32	769,069	696,917
2.000%, 06/01/35	832,253	742,172
2.000%, 09/01/35	272,179	242,700
2.000%, 02/01/36	287,973	256,800
2.000%, 03/01/36	476,183	422,253
2.000%, 04/01/36	680,298	606,635
2.000%, 05/01/36	459,470	407,879
2.000%, 07/01/36	745,556	664,847
2.000%, 11/01/36	335,685	297,859
2.000%, 01/01/37	330,358	293,261
2.000%, 02/01/37	1,199,387	1,063,356
2.000%, 03/01/37	3,081,949	2,732,842
2.000%, 04/01/37	1,010,581	896,057
2.500%, 09/01/27	68,996	65,705
2.500%, 02/01/28	9,093	8,615
2.500%, 04/01/28	23,004	21,805
2.500%, 08/01/28	70,297	66,444
2.500%, 01/01/30	396,818	368,541
2.500%, 02/01/30	41,533	39,059
2.500%, 03/01/30	77,851	72,347
2.500%, 07/01/30	273,790	254,516
2.500%, 08/01/30	862,063	802,105
2.500%, 09/01/30	530,462	492,929
2.500%, 11/01/30	1,008,213	936,849
2.500%, 03/01/31	44,101	41,802
2.500%, 06/01/31	307,754	285,217
2.500%, 07/01/31	166,282	154,102
2.500%, 08/01/31	24,184	22,371
2.500%, 10/01/31	1,473,037	1,365,025
2.500%, 11/01/31	930,716	862,502
2.500%, 02/01/32	44,187	40,948
2.500%, 03/01/32	166,176	153,991
2.500%, 08/01/32	1,038,815	962,675
2.500%, 02/01/33	1,778,783	1,652,831
3.000%, 04/01/28	51,307	48,988
3.000%, 05/01/28	61,566	58,732
3.000%, 10/01/28	124,875	118,890
3.000%, 11/01/28	868,196	828,210
3.000%, 12/01/28	208,607	199,001
3.000%, 01/01/29	107,971	102,686
3.000%, 04/01/29	413,992	394,479
3.000%, 05/01/29	619,765	590,293
3.000%, 08/01/29	571,465	544,216
3.000%, 10/01/29	169,822	161,806
3.000%, 03/01/30	361,976	344,866
3.000%, 04/01/30	297,172	283,116

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 15 Yr. Pool
3.000%, 05/01/30	479,478	456,845
3.000%, 07/01/30	354,943	338,063
3.000%, 08/01/30	1,521,881	1,449,797
3.000%, 09/01/30	415,891	396,111
3.000%, 08/01/31	1,446,830	1,358,502
3.000%, 09/01/31	190,369	181,363
3.000%, 03/01/32	336,520	316,729
3.500%, 08/01/28	117,760	113,624
3.500%, 10/01/28	925,962	887,599
3.500%, 11/01/28	888,731	854,657
3.500%, 02/01/29	1,148,136	1,100,166
3.500%, 04/01/29	218,468	209,828
3.500%, 05/01/29	823,956	790,748
3.500%, 07/01/29	314,618	301,489
3.500%, 09/01/29	66,113	63,217
3.500%, 08/01/30	241,382	231,338
3.500%, 11/01/32	98,273	94,171
3.500%, 01/01/33	60,489	57,956
4.000%, 10/01/33	2,368,559	2,303,796
4.000%, 01/01/41	93,946	89,933
4.500%, 02/01/25	24,704	24,372
4.500%, 04/01/25	6,619	6,530
4.500%, 07/01/25	11,756	11,581
4.500%, 06/01/26	152,913	150,848
Fannie Mae 20 Yr. Pool
1.500%, 11/01/41	19,344,435	15,668,757
1.500%, 12/01/41	9,907,339	8,024,797
2.000%, 10/01/40	325,297	279,516
2.000%, 12/01/40	1,424,753	1,221,141
2.000%, 12/01/41	1,402,356	1,186,204
2.000%, 02/01/42	716,937	609,040
2.000%, 03/01/42	6,900,856	5,840,217
2.000%, 04/01/42	1,071,180	909,526
2.000%, 08/01/42	4,312,902	3,665,634
3.000%, 10/01/36	44,585	41,206
3.000%, 11/01/36	512,180	473,527
3.000%, 12/01/36	820,154	757,672
Fannie Mae 30 Yr. Pool
1.500%, 10/01/50	2,371,036	1,836,135
1.500%, 11/01/50	2,058,367	1,592,012
1.500%, 03/01/51	2,755,993	2,131,836
2.000%, 09/01/50	1,630,508	1,341,294
2.000%, 10/01/50	2,077,926	1,710,859
2.000%, 11/01/50	377,713	310,546
2.000%, 12/01/50	2,201,548	1,814,945
2.000%, 01/01/51	13,027,008	10,712,785
2.000%, 02/01/51	1,683,372	1,382,662
2.000%, 03/01/51	1,695,125	1,397,842
2.000%, 04/01/51	3,233,523	2,670,115
2.000%, 08/01/51	12,427,602	10,167,205
2.000%, 11/01/51	21,388,510	17,508,401
2.000%, 12/01/51	7,047,039	5,790,701
2.000%, 01/01/52	7,478,132	6,166,601
2.000%, 02/01/52	11,482,935	9,424,406
2.000%, 03/01/52	4,807,195	3,948,545

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 07/01/50	9,136,773	$7,860,448
2.500%, 08/01/50	6,607,563	5,678,884
2.500%, 11/01/50	2,313,830	1,999,934
2.500%, 01/01/51	450,990	387,381
2.500%, 03/01/51	2,120,184	1,824,416
2.500%, 09/01/51	5,578,532	4,771,375
2.500%, 11/01/51	8,642,536	7,377,588
2.500%, 01/01/52	29,969,825	25,693,444
2.500%, 02/01/52	6,262,118	5,371,932
3.000%, 03/01/43	4,300,394	3,873,363
3.000%, 04/01/43	2,446,835	2,208,776
3.000%, 05/01/43	1,332,824	1,203,148
3.000%, 06/01/43	45,113	40,724
3.000%, 06/01/46	25,266	22,713
3.000%, 08/01/46	34,097	30,653
3.000%, 11/01/46	1,455,919	1,303,039
3.000%, 02/01/47	350,891	314,072
3.000%, 03/01/47	1,493,646	1,336,431
3.000%, 03/01/50	524,300	468,230
3.000%, 08/01/50	2,067,205	1,841,960
3.000%, 11/01/51	2,532,145	2,239,721
3.000%, 12/01/51	1,125,302	999,557
3.000%, 04/01/52	371,239	329,974
3.000%, 05/01/52	579,691	514,370
3.500%, 01/01/42	222,563	208,379
3.500%, 04/01/42	145,700	136,414
3.500%, 05/01/42	13,926	13,030
3.500%, 06/01/42	37,796	35,387
3.500%, 07/01/42	47,708	44,653
3.500%, 02/01/45	1,491,025	1,395,545
3.500%, 05/01/47	694,774	644,108
3.500%, 11/01/47	475,045	438,428
3.500%, 12/01/47	476,316	440,334
3.500%, 01/01/48	1,416,019	1,315,413
3.500%, 02/01/48	218,913	202,039
3.500%, 03/01/48	1,227,861	1,133,212
3.500%, 04/01/48	831,930	775,293
3.500%, 06/01/49	8,126,120	7,500,873
3.500%, 01/01/51	19,261,112	17,763,030
4.000%, 08/01/33	336,884	323,967
4.000%, 01/01/42	433,967	417,249
4.000%, 02/01/42	739,535	707,656
4.000%, 05/01/42	148,818	143,084
4.000%, 11/01/46	149,538	142,604
4.000%, 06/01/47	486,319	465,455
4.000%, 08/01/47	317,782	302,980
4.000%, 09/01/47	27,387	26,179
4.000%, 10/01/47	216,596	206,933
4.000%, 01/01/48	214,508	204,516
4.000%, 04/01/48	49,037	46,815
4.000%, 05/01/48	56,120	53,506
4.000%, 06/01/48	40,569	38,679
4.000%, 07/01/48	40,595	38,704
4.000%, 08/01/48	617,288	590,137
4.000%, 09/01/48	268,526	255,829

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 10/01/48	119,215	113,555
4.000%, 09/01/49	1,066,360	1,013,519
4.000%, 03/01/50	483,586	458,416
4.000%, 04/01/50	250,126	237,759
4.000%, 05/01/50	444,677	423,105
4.000%, 06/01/50	613,475	581,784
4.000%, 11/01/50	50,443	47,919
4.000%, 01/01/51	3,280,841	3,130,977
4.000%, 03/01/51	2,596,661	2,467,905
4.000%, 05/01/51	8,914,404	8,476,414
4.000%, 10/01/51	5,983,978	5,679,504
4.000%, 04/01/52	569,690	540,405
4.000%, 05/01/52	3,393,909	3,235,887
4.500%, 08/01/39	368,536	363,768
4.500%, 11/01/39	317,490	313,531
4.500%, 01/01/40	14,226	14,049
4.500%, 04/01/40	28,605	28,224
4.500%, 05/01/40	66,906	66,071
4.500%, 06/01/40	65,042	64,230
4.500%, 07/01/40	135,960	134,263
4.500%, 11/01/40	267,963	264,618
4.500%, 07/01/41	60,882	60,122
4.500%, 09/01/41	279,508	276,019
4.500%, 10/01/41	70,907	70,022
4.500%, 01/01/42	57,375	56,659
4.500%, 08/01/42	321,456	317,445
4.500%, 09/01/43	287,873	282,493
4.500%, 10/01/43	569,440	558,801
4.500%, 11/01/43	1,392,210	1,363,705
4.500%, 12/01/43	573,123	562,420
4.500%, 01/01/44	489,361	480,445
4.500%, 06/01/44	1,954,934	1,918,409
4.500%, 07/01/45	542,744	532,607
4.500%, 09/01/45	276,258	271,192
4.500%, 11/01/45	980,504	962,282
4.500%, 12/01/45	376,331	369,304
4.500%, 07/01/46	1,808,315	1,784,033
4.500%, 09/01/46	324,912	320,718
4.500%, 09/01/47	28,118	27,606
4.500%, 10/01/47	208,729	204,095
4.500%, 11/01/47	1,143,855	1,121,540
4.500%, 12/01/47	36,883	36,200
4.500%, 01/01/48	1,113,173	1,092,384
4.500%, 02/01/48	54,308	53,104
4.500%, 03/01/48	98,994	97,191
4.500%, 04/01/48	601,973	598,254
4.500%, 05/01/48	5,259,572	5,161,269
4.500%, 07/01/48	93,373	91,498
4.500%, 08/01/48	1,112,870	1,095,229
4.500%, 11/01/48	689,459	674,072
4.500%, 02/01/49	5,976,976	5,929,325
4.500%, 05/01/49	5,449,612	5,367,283
4.500%, 07/01/52	265,065	254,889
5.000%, 11/01/32	1,891	1,883
5.000%, 09/01/35	75,959	76,499

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.000%, 06/01/39	3,238,502	$3,261,553
5.000%, 04/01/41	5,077	5,004
5.000%, 07/01/41	99,026	99,665
5.000%, 08/01/41	112,804	113,613
5.000%, 01/01/42	44,480	44,092
5.000%, 12/01/52	458,497	449,533
5.000%, 01/01/53	3,719,347	3,645,602
5.500%, 11/01/32	348,160	355,821
5.500%, 12/01/32	61,190	62,609
5.500%, 01/01/33	220,213	225,317
5.500%, 12/01/33	84,017	85,965
5.500%, 05/01/34	695,318	711,339
5.500%, 08/01/37	721,670	738,428
5.500%, 02/01/38	137,870	141,114
5.500%, 03/01/38	70,373	72,249
5.500%, 06/01/38	43,012	42,809
5.500%, 12/01/38	77,138	76,821
5.500%, 01/01/39	127,873	131,126
5.500%, 08/01/39	91,842	92,342
5.500%, 12/01/39	177,369	181,502
5.500%, 04/01/40	17,139	17,408
5.500%, 04/01/41	99,487	99,939
5.500%, 01/01/53	1,002,762	1,000,127
5.500%, 05/01/53	5,217,138	5,201,874
5.500%, 06/01/53	1,543,414	1,539,005
6.000%, 02/01/34	82,899	84,883
6.000%, 08/01/34	60,560	62,677
6.000%, 04/01/35	967,601	998,284
6.000%, 06/01/36	139,890	145,095
6.000%, 02/01/38	155,617	161,206
6.000%, 03/01/38	69,912	72,594
6.000%, 05/01/38	199,898	207,405
6.000%, 10/01/38	228,892	236,953
6.000%, 12/01/38	81,584	84,714
6.000%, 04/01/40	757,785	786,240
6.000%, 09/01/40	79,970	82,647
6.000%, 06/01/41	187,070	194,246
6.000%, 11/01/52	77,826	78,689
6.000%, 01/01/53	2,315,957	2,344,915
6.000%, 04/01/53	490,554	496,004
6.000%, 05/01/53	2,615,856	2,648,325
6.500%, 05/01/40	1,088,852	1,134,028
Fannie Mae REMICS (CMO)
3.000%, 03/25/50 (b)	2,147,552	335,555
3.500%, 08/25/49 (b)	656,747	114,528
3.500%, 02/25/51 (b)	587,513	103,204
4.000%, 06/25/51 (b)	669,562	130,804
5.000%, 04/25/35	2,001	1,982
Freddie Mac 15 Yr. Gold Pool
2.500%, 04/01/27	17,733	16,952
2.500%, 10/01/28	112,525	106,426
2.500%, 08/01/29	263,047	245,149
2.500%, 12/01/29	106,414	99,019
2.500%, 05/01/30	343,628	319,745
2.500%, 07/01/30	218,813	203,420

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 15 Yr. Gold Pool
2.500%, 08/01/30	789,619	734,744
2.500%, 09/01/30	882,775	821,378
2.500%, 04/01/31	683,046	635,493
3.000%, 01/01/30	241,386	230,256
3.000%, 04/01/30	1,392,785	1,328,580
3.000%, 05/01/30	242,646	231,441
3.000%, 06/01/30	8,614	8,218
3.000%, 07/01/30	489,410	466,103
3.000%, 08/01/30	154,735	147,599
Freddie Mac 15 Yr. Pool
1.500%, 04/01/36	3,484,378	3,039,574
1.500%, 05/01/36	609,516	529,248
2.000%, 09/01/35	800,674	714,181
2.000%, 01/01/36	1,735,409	1,548,584
2.000%, 02/01/36	2,058,752	1,835,924
2.000%, 03/01/36	313,281	277,890
2.000%, 05/01/36	1,920,435	1,704,705
2.000%, 04/01/37	599,348	531,476
Freddie Mac 20 Yr. Pool
2.000%, 02/01/42	439,046	372,971
2.000%, 03/01/42	1,571,445	1,334,622
2.000%, 04/01/42	458,809	388,151
3.000%, 09/01/37	56,425	52,001
3.000%, 06/01/38	1,155,213	1,069,478
3.500%, 01/01/34	516,911	489,179
3.500%, 05/01/35	1,921,627	1,830,441
Freddie Mac 30 Yr. Gold Pool
3.000%, 01/01/43	772,087	697,799
3.000%, 03/01/43	1,295,501	1,170,842
3.000%, 12/01/46	822,767	737,801
3.500%, 04/01/42	923,179	865,340
3.500%, 05/01/42	28,296	26,524
3.500%, 08/01/42	760,859	713,182
3.500%, 10/01/42	39,539	36,870
3.500%, 06/01/43	126,250	117,887
3.500%, 01/01/44	270,738	253,891
3.500%, 05/01/44	52,794	49,549
3.500%, 06/01/44	117,880	110,491
3.500%, 07/01/44	48,863	45,859
3.500%, 09/01/44	91,382	85,764
3.500%, 09/01/45	78,824	73,978
3.500%, 03/01/47	732,821	683,678
3.500%, 10/01/47	656,459	616,092
3.500%, 12/01/47	777,194	729,403
3.500%, 01/01/48	265,964	247,970
4.000%, 08/01/40	84,827	81,652
4.000%, 09/01/40	110,407	106,277
4.000%, 10/01/40	66,236	63,758
4.000%, 11/01/40	210,753	202,868
4.000%, 04/01/41	5,476	5,271
4.000%, 10/01/41	182,421	175,592
4.000%, 09/01/43	176,234	169,534
4.000%, 04/01/44	402,212	385,904
4.000%, 07/01/44	74,935	72,131

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 02/01/45	102,149	$98,613
4.000%, 09/01/45	567,244	549,015
4.000%, 12/01/45	3,348,063	3,201,912
4.500%, 02/01/39	401,857	397,308
4.500%, 08/01/39	283,165	278,482
4.500%, 12/01/39	86,017	85,042
4.500%, 07/01/40	30,327	29,983
4.500%, 05/01/41	408,621	403,499
4.500%, 05/01/42	469,606	464,288
4.500%, 10/01/43	77,278	75,064
4.500%, 12/01/43	534,064	528,254
4.500%, 04/01/47	950,951	937,781
4.500%, 05/01/47	350,832	344,679
4.500%, 07/01/47	752,355	739,159
4.500%, 02/01/49	980,761	960,825
4.500%, 04/01/49	551,310	540,942
5.000%, 10/01/41	226,787	228,674
5.000%, 11/01/41	1,637,997	1,651,625
5.500%, 02/01/35	59,126	60,569
5.500%, 09/01/39	65,977	66,666
5.500%, 01/01/40	76,633	76,455
5.500%, 06/01/41	832,054	855,049
Freddie Mac 30 Yr. Pool
1.500%, 08/01/50	903,684	700,629
1.500%, 10/01/50	2,270,360	1,758,845
2.000%, 08/01/50	331,731	273,098
2.000%, 11/01/50	627,469	518,566
2.000%, 02/01/51	15,890,587	13,033,873
2.000%, 03/01/51	3,633,241	2,976,561
2.000%, 04/01/51	1,883,300	1,558,491
2.000%, 05/01/51	1,127,421	931,661
2.000%, 07/01/51	4,334,234	3,592,716
2.000%, 09/01/51	1,510,276	1,240,597
2.000%, 10/01/51	4,501,724	3,678,052
2.000%, 12/01/51	5,459,602	4,479,959
2.000%, 01/01/52	15,422,148	12,725,732
2.000%, 02/01/52	1,757,540	1,443,850
2.500%, 07/01/50	443,115	379,887
2.500%, 02/01/51	3,703,279	3,200,749
2.500%, 05/01/51	12,675,721	10,896,941
2.500%, 08/01/51	4,531,426	3,853,599
2.500%, 11/01/51	11,338,770	9,728,520
2.500%, 12/01/51	5,694,790	4,879,553
2.500%, 01/01/52	30,839,733	26,397,957
2.500%, 04/01/52	9,366,968	8,028,293
3.000%, 06/01/44	6,881,221	6,212,023
3.000%, 02/01/47	573,084	514,829
3.000%, 08/01/50	4,782,480	4,265,145
3.000%, 09/01/50	2,184,102	1,969,456
3.000%, 07/01/51	438,585	390,329
3.000%, 10/01/51	618,183	548,846
3.000%, 02/01/52	323,745	288,752
3.000%, 03/01/52	9,254,248	8,226,297
3.000%, 08/01/52	16,604,881	14,732,116
3.500%, 09/01/44	15,912	14,917

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
3.500%, 03/01/46	2,577,590	2,412,529
3.500%, 09/01/46	599,127	555,078
3.500%, 01/01/48	3,552,528	3,301,909
3.500%, 06/01/48	1,014,334	941,533
3.500%, 08/01/50	323,610	297,915
4.000%, 01/01/45	5,197,283	4,997,184
4.000%, 07/01/47	1,218,582	1,163,952
4.000%, 04/01/48	2,647,207	2,517,834
4.000%, 06/01/48	1,157,188	1,106,882
4.000%, 05/01/49	115,922	110,520
4.000%, 03/01/50	2,387,759	2,276,938
4.000%, 06/01/50	1,339,733	1,273,974
4.000%, 07/01/50	953,760	909,353
4.000%, 06/01/52	407,300	388,336
4.500%, 07/01/52	1,817,341	1,747,538
4.500%, 08/01/52	488,534	469,741
5.000%, 11/01/52	913,704	895,252
5.000%, 12/01/52	4,065,399	3,987,724
5.000%, 01/01/53	1,180,776	1,158,204
5.000%, 02/01/53	346,397	339,454
5.500%, 01/01/53	1,076,010	1,072,393
5.500%, 03/01/53	1,577,902	1,573,130
5.500%, 05/01/53	4,310,141	4,297,070
6.000%, 11/01/52	73,663	74,481
6.000%, 01/01/53	2,928,620	2,978,203
6.000%, 02/01/53	4,576,460	4,669,626
6.000%, 03/01/53	2,597,210	2,654,934
6.000%, 04/01/53	758,336	765,660
6.000%, 05/01/53	2,612,104	2,636,608
6.000%, 06/01/53	1,566,038	1,582,975
Freddie Mac Gold Pool
3.000%, 09/01/27	121,289	115,102
3.000%, 07/01/28	70,680	67,038
Freddie Mac Multifamily Structured Pass-Through Certificates 0.941%, 05/25/29 (a) (b)	6,234,040	218,476
Freddie Mac REMICS
3.000%, 11/25/51 (b)	1,225,514	159,290
3.000%, 02/25/52 (b)	656,588	100,858
3.000%, 10/15/52 (b)	5,288,129	862,494
3.500%, 03/25/51 (b)	386,776	67,362
4.000%, 12/25/50 (b)	247,360	47,291
FREMF Mortgage Trust
0.100%, 01/25/29 (144A) (b)	25,231,735	101,934
4.376%, 08/25/50 (144A) (a)	304,000	286,244
Ginnie Mae I 30 Yr. Pool
3.000%, 02/15/45	447,225	408,633
3.500%, 01/15/42	128,904	121,589
3.500%, 02/15/42	75,965	71,650
3.500%, 04/15/42	163,695	154,398
3.500%, 05/15/42	188,701	177,984
3.500%, 08/15/42	192,680	181,736
3.500%, 11/15/42	67,108	63,312
3.500%, 12/15/42	538,617	508,020
3.500%, 01/15/43	154,168	145,410
3.500%, 02/15/43	318,150	300,073

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
3.500%, 03/15/43	230,249	$217,166
3.500%, 04/15/43	749,510	706,982
3.500%, 05/15/43	1,050,322	990,663
3.500%, 06/15/43	315,413	297,494
3.500%, 07/15/43	877,252	827,498
4.000%, 03/15/41	251,274	244,445
4.000%, 12/15/41	22,180	21,642
4.500%, 02/15/42	2,986,237	2,950,510
4.500%, 03/15/47	69,609	68,471
4.500%, 04/15/47	152,769	150,331
4.500%, 05/15/47	50,676	50,069
5.000%, 12/15/38	100,089	100,991
5.000%, 07/15/39	162,443	163,195
5.000%, 10/15/39	119,731	120,169
5.000%, 09/15/40	7,416	7,439
5.000%, 12/15/40	329,294	330,960
5.500%, 04/15/33	10,229	10,366
6.500%, 04/15/33	31,243	32,597
Ginnie Mae II 30 Yr. Pool
2.000%, 08/20/50	7,141,465	6,033,213
2.000%, 11/20/50	916,692	773,580
2.000%, 01/20/51	10,700,243	9,018,959
2.000%, 02/20/51	800,530	674,810
2.000%, TBA (c)	21,706,300	18,242,619
2.500%, 04/20/51	6,250,322	5,432,421
2.500%, 10/20/51	3,681,686	3,190,293
2.500%, 12/20/51	8,748,785	7,578,232
2.500%, 05/20/52	5,170,761	4,478,042
2.500%, 06/20/52	4,041,740	3,500,579
2.500%, 07/20/52	2,769,290	2,398,557
2.500%, 12/20/52	454,044	393,309
2.500%, 01/20/53	1,947,698	1,686,990
2.500%, TBA (c)	8,778,369	7,600,833
3.000%, 12/20/44	38,801	35,450
3.000%, 09/20/47	786,501	711,716
3.000%, 03/20/49	19,723	17,813
3.000%, 05/20/50	309,699	279,027
3.000%, 01/20/51	22,065,339	19,857,054
3.000%, TBA (c)	7,635,470	6,822,113
3.500%, 04/20/43	717,615	676,092
3.500%, 05/20/43	393,053	370,751
3.500%, 07/20/43	30,469	28,708
3.500%, 02/20/44	775,319	729,833
3.500%, 03/20/45	27,478	25,755
3.500%, 04/20/45	40,996	38,476
3.500%, 05/20/45	167,924	157,436
3.500%, 07/20/45	30,145	28,233
3.500%, 08/20/45	40,709	38,165
3.500%, 10/20/45	77,302	72,398
3.500%, 11/20/45	28,432	26,628
3.500%, 12/20/45	426,652	398,366
3.500%, 01/20/46	85,837	80,529
3.500%, 05/20/46	356,872	334,594
3.500%, 09/20/46	135,065	126,580
3.500%, 10/20/46	823,287	770,829

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 03/20/48	32,986	30,857
3.500%, 04/20/48	13,443	12,557
3.500%, TBA (c)	13,607,496	12,558,762
4.000%, 04/20/39	15,163	14,722
4.000%, 07/20/39	111,631	108,389
4.000%, 09/20/40	28,520	27,692
4.000%, 10/20/40	328,433	318,896
4.000%, 11/20/40	183,406	178,081
4.000%, 12/20/40	697,296	677,049
4.000%, 01/20/41	622,750	604,665
4.000%, 02/20/41	11,040	10,720
4.000%, 07/20/43	65,363	63,464
4.000%, 08/20/44	247,529	238,823
4.000%, 10/20/46	43,379	41,487
4.000%, 05/20/47	165,160	158,525
4.000%, 06/20/47	425,625	408,534
4.000%, 11/20/47	488,958	469,311
4.000%, 12/20/47	238,838	229,242
4.000%, 05/20/50	485,554	465,228
4.000%, TBA (c)	11,316,500	10,707,796
4.500%, 12/20/39	25,256	25,079
4.500%, 01/20/40	30,779	30,564
4.500%, 02/20/40	25,236	25,060
4.500%, 05/20/40	1,595	1,584
4.500%, 09/20/48	250,335	244,517
4.500%, 03/20/49	1,000,768	977,132
4.500%, 04/20/49	215,188	210,110
4.500%, 05/20/49	844,537	823,181
4.500%, 04/20/50	24,275	23,699
4.500%, TBA (c)	20,787,000	20,062,703
5.000%, 10/20/33	304,118	304,543
5.000%, 10/20/39	92,317	93,775
5.000%, 07/20/42	128,798	130,872
5.000%, TBA (c)	7,686,000	7,552,696
5.500%, TBA (c)	5,569,000	5,542,895
6.000%, TBA (c)	2,996,000	3,015,895
6.500%, TBA (c)	1,427,000	1,452,084
Government National Mortgage Association
0.523%, 03/16/55 (a) (b)	1,235,881	20,067
0.598%, 09/16/55 (a) (b)	1,070,674	23,433
0.908%, 02/16/50 (a) (b)	140,153	3,129
Government National Mortgage Association (CMO)
3.000%, 05/20/51 (b)	2,638,834	382,023
3.000%, 08/20/51 (b)	1,415,738	201,110
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.000%, TBA (c)	9,134,914	8,094,390
2.500%, TBA (c)	6,398,800	5,825,158
4.500%, TBA (c)	1,194,000	1,170,680
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (c)	20,222,855	16,490,316
3.000%, TBA (c)	21,974,974	19,338,835
3.500%, TBA (c)	4,962,006	4,521,434
5.000%, TBA (c)	75,708,306	74,182,310
5.500%, TBA (c)	72,590,700	72,239,089
6.500%, TBA (c)	2,000,000	2,042,031

		995,384,190

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—26.8%
U.S. Treasury Bonds
1.125%, 05/15/40	10,822,000	$7,015,277
1.125%, 08/15/40	10,822,000	6,958,208
1.375%, 11/15/40	10,822,000	7,240,594
1.375%, 08/15/50	9,651,000	5,607,759
1.625%, 11/15/50	7,108,000	4,414,179
2.250%, 08/15/49	4,760,000	3,458,252
2.375%, 05/15/51	11,094,500	8,248,501
2.500%, 02/15/45	20,100,000	15,561,797
2.750%, 11/15/47	20,100,000	16,167,152
2.875%, 05/15/43	3,865,000	3,232,861
2.875%, 11/15/46	3,706,000	3,054,410
3.000%, 05/15/47	7,399,700	6,231,068
3.000%, 02/15/48 (d)	23,806,000	20,072,364
3.000%, 08/15/52	16,709,800	14,207,246
3.125%, 02/15/43	3,865,000	3,370,552
3.125%, 08/15/44	7,210,100	6,239,271
3.375%, 11/15/48 (d) (e)	26,116,300	23,601,586
3.625%, 08/15/43	3,865,000	3,627,816
3.625%, 02/15/53	7,334,000	7,038,348
3.750%, 11/15/43	3,865,000	3,693,793
3.875%, 02/15/43	4,892,500	4,770,187
4.250%, 05/15/39	1,010,000	1,056,002
4.375%, 11/15/39	1,010,000	1,069,337
4.375%, 05/15/40	7,210,800	7,618,943
4.500%, 08/15/39 (d)	15,430,200	16,586,260
U.S. Treasury Inflation Indexed Bond 1.500%, 02/15/53 (f)	336,725	327,239
U.S. Treasury Notes
0.375%, 04/30/25	70,199,000	64,588,564
0.375%, 09/30/27	7,108,000	6,049,574
0.500%, 05/31/27	15,364,000	13,283,258
0.500%, 08/31/27	19,598,300	16,813,198
0.750%, 05/31/26	12,344,000	11,087,902
1.250%, 08/15/31	28,432,000	23,332,010
1.500%, 10/31/24	41,246,000	39,244,925
1.500%, 02/15/25	6,900,000	6,512,414
1.500%, 08/15/26	10,766,000	9,840,376
1.500%, 02/15/30	5,471,000	4,685,826
1.625%, 08/15/29	2,246,000	1,958,494
1.625%, 05/15/31	16,205,000	13,771,085
1.750%, 07/31/24	14,357,000	13,808,518
1.750%, 12/31/24	41,246,000	39,212,701
2.000%, 02/15/25	9,276,000	8,829,592
2.125%, 07/31/24	7,432,000	7,177,106
2.125%, 05/15/25	8,178,000	7,766,544
2.375%, 05/15/29	5,471,000	4,988,013
2.625%, 04/15/25	14,421,500	13,833,373
2.625%, 02/15/29	5,471,000	5,069,437
2.750%, 05/15/25	16,557,700	15,903,800
2.750%, 08/15/32	55,981,000	51,321,019
2.875%, 06/15/25	6,900,000	6,637,207
2.875%, 05/15/32	1,745,500	1,618,406
3.125%, 11/15/28	4,225,000	4,024,808
3.750%, 05/31/30	6,900,000	6,804,047
3.875%, 11/30/27	6,857,000	6,759,770

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.875%, 09/30/29	37,320,700	36,953,324
3.875%, 12/31/29	43,169,000	42,792,957
4.000%, 12/15/25	15,949,000	15,699,174
4.000%, 10/31/29 (e)	55,981,000	55,834,487

		756,670,911

Total U.S. Treasury & Government Agencies (Cost $1,874,984,524)		1,752,055,101

Corporate Bonds & Notes—23.8%

Aerospace/Defense—1.1%
BAE Systems plc 3.400%, 04/15/30 (144A)	5,221,000	4,721,207
Boeing Co. (The)
3.825%, 03/01/59	399,000	284,938
3.950%, 08/01/59	780,000	576,051
5.930%, 05/01/60	701,000	694,261
L3Harris Technologies, Inc.
3.850%, 12/15/26	980,000	933,784
4.400%, 06/15/28	491,000	471,918
Lockheed Martin Corp.
3.600%, 03/01/35	2,285,000	2,042,457
4.750%, 02/15/34	685,000	683,346
Northrop Grumman Corp.
4.030%, 10/15/47	2,950,000	2,534,370
4.700%, 03/15/33	1,889,000	1,853,888
4.950%, 03/15/53 (g)	3,801,000	3,702,930
5.250%, 05/01/50	280,000	284,558
Raytheon Technologies Corp.
2.250%, 07/01/30	1,235,000	1,041,703
2.820%, 09/01/51	4,350,000	2,921,475
4.050%, 05/04/47	1,711,000	1,453,934
4.125%, 11/16/28	2,939,000	2,830,654
4.200%, 12/15/44	425,000	346,597
4.350%, 04/15/47	451,000	399,670
5.375%, 02/27/53	1,264,000	1,312,530
7.000%, 11/01/28	1,810,000	1,931,717

		31,021,988

Agriculture—0.3%
Altria Group, Inc.
3.125%, 06/15/31 (EUR)	2,110,000	1,980,027
4.250%, 08/09/42	2,021,000	1,576,417
BAT Capital Corp.
3.984%, 09/25/50	2,211,000	1,489,891
4.758%, 09/06/49	744,000	561,653
Frigorifico Concepcion S.A. 7.700%, 07/21/28 (144A)	220,000	171,440
Philip Morris International, Inc. 5.125%, 11/17/27	988,000	991,023
Reynolds American, Inc. 5.850%, 08/15/45	715,000	635,853

		7,406,304

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Airlines—0.4%
ABRA Global Finance 11.500%, 03/02/28 (144A) (h)	355,919	$289,540
Air Canada Pass-Through Trust
3.300%, 01/15/30 (144A)	464,838	411,249
3.700%, 01/15/26 (144A)	5,595	5,193
Allegiant Travel Co.
7.250%, 08/15/27 (144A)	175,000	174,354
8.500%, 02/05/24 (144A)	892,000	889,770
American Airlines Pass-Through Trust
3.150%, 02/15/32	1,008,929	878,287
3.200%, 06/15/28	383,350	343,243
3.575%, 01/15/28	113,264	104,886
3.600%, 09/22/27	216,562	201,286
3.650%, 02/15/29	125,670	115,650
4.400%, 09/22/23	1,205,217	1,196,462
Avianca Midco 2 plc 9.000%, 12/01/28 (144A)	287,316	241,345
Delta Air Lines Pass-Through Trust 3.204%, 10/25/25	2,258,000	2,212,565
Turkish Airlines Pass-Through Trust 4.200%, 03/15/27 (144A)	683,478	617,828
United Airlines Pass-Through Trust
2.700%, 05/01/32	498,219	417,274
2.875%, 10/07/28	378,035	332,954
3.100%, 07/07/28	118,534	107,125
3.450%, 12/01/27	152,152	139,370
3.500%, 05/01/28	511,544	459,692
3.500%, 03/01/30	211,769	190,869
3.650%, 10/07/25	44,960	41,685
4.000%, 04/11/26	168,543	158,488
4.150%, 08/25/31	196,522	180,017
4.875%, 01/15/26	434,975	415,163
5.875%, 10/15/27	2,401,840	2,381,214

		12,505,509

Apparel—0.0%
William Carter Co. (The) 5.625%, 03/15/27 (144A)	21,000	20,377

Auto Manufacturers—0.1%
Ford Motor Co. 3.250%, 02/12/32	105,000	82,602
General Motors Financial Co., Inc.
3.500%, 11/07/24	1,102,000	1,065,252
5.800%, 06/23/28	1,410,000	1,404,621

		2,552,475

Auto Parts & Equipment—0.0%
Dana, Inc. 4.250%, 09/01/30	73,000	60,775
Metalsa S.A. de C.V. 3.750%, 05/04/31	209,000	164,562
Nemak S.A.B. de C.V. 3.625%, 06/28/31	209,000	163,028

		388,365

Banks—4.5%
Banco Mercantil del Norte S.A.
5.875%, 5Y H15 + 4.643%, 01/24/27 (144A) (a)	300,000	255,375
5.875%, 5Y H15 + 4.643%, 01/24/27 (a)	215,000	183,019
6.625%, 10Y H15 + 5.034%, 01/24/32 (144A) (a)	270,000	208,575
Bank of America Corp.
1.922%, SOFR + 1.370%, 10/24/31 (a)	2,135,000	1,690,006
2.087%, SOFR + 1.060%, 06/14/29 (a)	1,579,000	1,347,138
2.456%, 3M TSFR + 1.132%, 10/22/25 (a)	3,241,000	3,094,513
2.651%, SOFR + 1.220%, 03/11/32 (a)	340,000	281,601
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,559,000	2,120,762
2.972%, SOFR + 1.330%, 02/04/33 (a)	4,600,000	3,834,681
3.419%, 3M TSFR + 1.302%, 12/20/28 (a)	1,117,000	1,024,315
3.970%, 3M TSFR + 1.332%, 03/05/29 (a)	1,327,000	1,242,376
4.571%, SOFR + 1.830%, 04/27/33 (a)	7,978,000	7,501,264
5.202%, SOFR + 1.630%, 04/25/29 (a)	6,551,000	6,479,405
5.288%, SOFR + 1.910%, 04/25/34 (a) (g)	2,415,000	2,392,556
6.204%, SOFR + 1.990%, 11/10/28 (a)	760,000	781,165
Barclays plc
6.224%, SOFR + 2.980%, 05/09/34 (a)	2,100,000	2,091,674
7.437%, 1Y H15 + 3.500%, 11/02/33 (a)	266,000	287,783
Citigroup, Inc. 2.572%, SOFR + 2.107%, 06/03/31 (a)	459,000	382,951
Credit Suisse AG
0.250%, 09/01/28 (EUR)	900,000	786,352
0.495%, 02/02/24	430,000	413,647
2.950%, 04/09/25	1,507,000	1,416,162
3.625%, 09/09/24	1,586,000	1,527,338
3.700%, 02/21/25	4,712,000	4,502,808
4.750%, 08/09/24	1,500,000	1,465,963
5.000%, 07/09/27	2,455,000	2,370,035
7.500%, 02/15/28	2,203,000	2,340,050
7.950%, 01/09/25	1,164,000	1,187,562
Deutsche Bank AG
2.311%, SOFR + 1.219%, 11/16/27 (a)	440,000	378,108
5.371%, 09/09/27	2,228,000	2,190,782
6.720%, SOFR + 3.180%, 01/18/29 (a)	670,000	670,955
Discover Bank 2.700%, 02/06/30	482,000	388,871
Freedom Mortgage Corp.
8.125%, 11/15/24 (144A)	369,000	365,571
8.250%, 04/15/25 (144A)	108,000	105,301
Goldman Sachs Group, Inc. (The)
0.657%, SOFR + 0.505%, 09/10/24 (a)	3,677,000	3,635,653
1.992%, SOFR + 1.090%, 01/27/32 (a)	2,007,000	1,579,960
2.383%, SOFR + 1.248%, 07/21/32 (a)	1,474,000	1,180,672
2.615%, SOFR + 1.281%, 04/22/32 (a)	3,465,000	2,841,713
2.650%, SOFR + 1.264%, 10/21/32 (a)	6,275,000	5,114,917
4.223%, 3M TSFR + 1.563%, 05/01/29 (a)	298,000	281,458
JPMorgan Chase & Co.
2.963%, SOFR + 1.260%, 01/25/33 (a)	4,222,000	3,556,668
4.565%, SOFR + 1.750%, 06/14/30 (a)	1,773,000	1,703,486
5.350%, SOFR + 1.850%, 06/01/34 (a)	281,000	283,239
Morgan Stanley
1.794%, SOFR + 1.034%, 02/13/32 (a)	691,000	536,007
1.928%, SOFR + 1.020%, 04/28/32 (a)	361,000	281,807
2.239%, SOFR + 1.178%, 07/21/32 (a)	1,931,000	1,534,733

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Morgan Stanley
2.511%, SOFR + 1.200%, 10/20/32 (a)	1,014,000	$819,025
2.699%, SOFR + 1.143%, 01/22/31 (a)	6,420,000	5,460,168
2.720%, SOFR + 1.152%, 07/22/25 (a)	691,000	666,323
3.591%, 3M TSFR + 1.340%, 07/22/28 (a)	301,000	277,730
4.431%, 3M TSFR + 1.890%, 01/23/30 (a)	874,000	831,555
4.889%, SOFR + 2.076%, 07/20/33 (a)	2,296,000	2,209,783
5.164%, SOFR + 1.590%, 04/20/29 (a)	12,871,000	12,713,791
5.250%, SOFR + 1.870%, 04/21/34 (g)	7,334,000	7,241,945
6.342%, SOFR + 2.560%, 10/18/33 (a)	4,247,000	4,517,972
Morgan Stanley Bank NA 4.754%, 04/21/26	373,000	367,507
State Street Corp.
5.625%, 3M TSFR + 2.801%, 12/15/23 (a)	1,442,000	1,339,941
9.149%, 3M LIBOR + 3.597%, 09/15/23 (a)	280,000	279,306
UBS Group AG
0.650%, 1Y EUR Swap + 0.770%, 01/14/28 (EUR) (a)	500,000	468,344
2.193%, SOFR + 2.044%, 06/05/26 (144A) (a)	608,000	557,517
2.593%, SOFR + 1.560%, 09/11/25 (144A) (a)	502,000	478,492
3.750%, 03/26/25	1,492,000	1,427,694
3.869%, 3M LIBOR + 1.410%, 01/12/29 (144A) (a)	1,622,000	1,466,284
4.550%, 04/17/26	635,000	610,340
6.442%, SOFR + 3.700%, 08/11/28 (144A) (a)	1,697,000	1,703,277
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a)	1,359,000	1,392,176
9.016%, SOFR + 5.020%, 11/15/33 (144A) (a)	1,146,000	1,373,639
Wells Fargo & Co. 5.389%, SOFR + 2.020%, 04/24/34 (a)	4,067,000	4,041,028

		128,082,814

Biotechnology—0.5%
Amgen, Inc.
4.050%, 08/18/29	2,631,000	2,494,545
4.400%, 02/22/62	3,096,000	2,540,976
5.250%, 03/02/30	3,222,000	3,228,429
5.750%, 03/02/63	1,164,000	1,180,805
Gilead Sciences, Inc.
2.600%, 10/01/40	490,000	354,885
4.000%, 09/01/36	426,000	384,122
4.500%, 02/01/45	1,935,000	1,764,935
4.800%, 04/01/44	1,337,000	1,276,257

		13,224,954

Building Materials—0.0%
Emerald Debt Merger Sub LLC 6.625%, 12/15/30 (144A)	266,000	263,672
Owens Corning 3.875%, 06/01/30	649,000	592,926

		856,598

Chemicals—0.1%
Braskem Netherlands Finance B.V. 7.250%, 02/13/33 (144A)	200,000	196,503
Eastman Chemical Co. 5.750%, 03/08/33	604,000	603,269

Chemicals—(Continued)
Olympus Water U.S. Holding Corp. 9.750%, 11/15/28 (144A)	1,238,000	1,207,422
SASOL Financing USA LLC 5.875%, 03/27/24	654,000	645,261

		2,652,455

Commercial Services—0.4%
Atento Luxco 1 S.A.
8.000%, 02/10/26 (144A)	347,000	55,176
8.000%, 02/10/26	53,000	8,428
Garda World Security Corp.
7.750%, 02/15/28 (144A)	62,000	61,543
Global Payments, Inc.
2.150%, 01/15/27	1,079,000	959,071
2.900%, 05/15/30	1,096,000	928,945
3.200%, 08/15/29	3,579,000	3,110,812
4.450%, 06/01/28	1,475,000	1,383,928
4.800%, 04/01/26	1,140,000	1,112,856
4.950%, 08/15/27	1,101,000	1,072,746
5.300%, 08/15/29	780,000	759,918
GXO Logistics, Inc. 2.650%, 07/15/31	418,000	325,053
Moody’s Corp.
3.100%, 11/29/61	1,300,000	852,700
3.250%, 01/15/28	297,000	276,568
4.875%, 12/17/48	465,000	435,585

		11,343,329

Computers—0.2%
Dell International LLC / EMC Corp. 4.900%, 10/01/26 (g)	3,046,000	3,024,353
Hewlett Packard Enterprise Co. 5.250%, 07/01/28	2,543,000	2,518,539

		5,542,892

Diversified Financial Services—0.3%
ASG Finance Designated Activity Co. 7.875%, 12/03/24 (144A)	254,000	245,618
Capital One Financial Corp.
5.817%, SOFR + 2.600%, 02/01/34 (a)	2,081,000	1,985,430
6.377%, SOFR + 2.860%, 06/08/34 (a)	774,000	768,455
Nasdaq, Inc.
5.550%, 02/15/34	2,199,000	2,207,648
6.100%, 06/28/63	680,000	695,336
Nationstar Mortgage Holdings, Inc.
5.125%, 12/15/30 (144A)	260,000	210,912
5.500%, 08/15/28 (144A)	295,000	258,404
5.750%, 11/15/31 (144A)	128,000	105,145
6.000%, 01/15/27 (144A)	65,000	60,468
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc. 3.625%, 03/01/29 (144A)	288,000	242,055
United Wholesale Mortgage LLC 5.500%, 11/15/25 (144A)	820,000	780,236

		7,559,707

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—3.1%
AEP Texas, Inc.
3.450%, 05/15/51	652,000	$463,699
3.800%, 10/01/47	718,000	542,429
3.950%, 06/01/28	1,572,000	1,475,596
5.250%, 05/15/52	953,000	899,024
5.400%, 06/01/33	1,476,000	1,468,404
AEP Transmission Co. LLC
3.150%, 09/15/49	674,000	479,429
3.650%, 04/01/50	1,001,000	777,298
3.800%, 06/15/49	851,000	679,795
4.500%, 06/15/52	676,000	604,550
5.400%, 03/15/53	1,106,000	1,136,629
Alabama Power Co.
3.000%, 03/15/52	1,164,000	785,553
3.125%, 07/15/51	602,000	416,273
3.750%, 03/01/45	359,000	282,153
5.500%, 03/15/41	285,000	275,799
Ameren Illinois Co.
2.900%, 06/15/51	513,000	345,083
3.250%, 03/15/50	775,000	566,391
American Transmission Systems, Inc. 2.650%, 01/15/32 (144A)	1,966,000	1,625,748
Atlantic City Electric Co. 4.000%, 10/15/28	404,000	384,625
Baltimore Gas & Electric Co.
3.200%, 09/15/49	407,000	294,660
3.500%, 08/15/46	573,000	432,293
3.750%, 08/15/47	599,000	467,692
4.250%, 09/15/48	622,000	528,342
CenterPoint Energy Houston Electric LLC
3.600%, 03/01/52	425,000	329,628
3.950%, 03/01/48	1,260,000	1,039,405
4.850%, 10/01/52	489,000	463,664
Commonwealth Edison Co.
2.750%, 09/01/51	429,000	277,215
3.125%, 03/15/51	1,374,000	962,914
3.200%, 11/15/49	485,000	346,938
Connecticut Light & Power Co. 4.900%, 07/01/33	1,227,000	1,220,330
Consolidated Edison Co. of New York, Inc.
3.200%, 12/01/51	1,117,000	774,243
4.625%, 12/01/54	476,000	408,512
6.150%, 11/15/52	426,000	468,311
Consumers Energy Co.
2.650%, 08/15/52	616,000	394,711
3.750%, 02/15/50	1,357,000	1,080,574
4.200%, 09/01/52	1,543,000	1,320,213
4.625%, 05/15/33	442,000	429,940
DTE Electric Co.
3.250%, 04/01/51	809,000	585,149
4.050%, 05/15/48	1,373,000	1,140,395
5.400%, 04/01/53	803,000	828,739
Duke Energy Carolinas LLC
3.200%, 08/15/49	1,649,000	1,186,052
3.450%, 04/15/51	1,859,000	1,358,404
3.950%, 03/15/48	471,000	383,780

Electric—(Continued)
Duke Energy Carolinas LLC
4.950%, 01/15/33	279,000	276,933
5.400%, 01/15/54	624,000	635,757
Duke Energy Florida LLC
2.500%, 12/01/29	1,892,000	1,633,456
3.000%, 12/15/51	411,000	281,559
5.950%, 11/15/52	1,926,000	2,097,900
Duke Energy Ohio, Inc. 4.300%, 02/01/49	338,000	282,579
Duke Energy Progress LLC
2.500%, 08/15/50	1,216,000	754,623
3.450%, 03/15/29	1,816,000	1,664,990
4.000%, 04/01/52	750,000	607,193
5.350%, 03/15/53	799,000	804,081
Edison International
5.250%, 11/15/28	2,633,000	2,562,145
6.950%, 11/15/29	1,953,000	2,054,315
Entergy Louisiana LLC 4.200%, 09/01/48	1,310,000	1,095,648
Entergy Mississippi LLC 3.850%, 06/01/49	1,212,000	939,566
Evergy Kansas Central, Inc. 5.700%, 03/15/53	730,000	751,670
Eversource Energy 5.450%, 03/01/28	1,925,000	1,937,909
Exelon Corp.
4.700%, 04/15/50	375,000	331,406
5.100%, 06/15/45	864,000	800,289
5.600%, 03/15/53	839,000	845,314
FirstEnergy Corp.
2.050%, 03/01/25	272,000	254,543
2.250%, 09/01/30	849,000	687,690
3.400%, 03/01/50	850,000	585,786
4.150%, 07/15/27	1,223,000	1,161,644
FirstEnergy Transmission LLC 4.550%, 04/01/49 (144A)	2,200,000	1,835,297
Florida Power & Light Co.
2.875%, 12/04/51	1,027,000	709,887
3.150%, 10/01/49	798,000	581,741
Generacion Mediterranea S.A. / Central Termica Roca S.A. 9.875%, 12/01/27 (144A)	406,324	317,413
MidAmerican Energy Co.
2.700%, 08/01/52	590,000	372,782
3.650%, 08/01/48	494,000	380,325
4.250%, 07/15/49	687,000	584,176
Northern States Power Co.
3.200%, 04/01/52	1,721,000	1,232,482
4.000%, 08/15/45	471,000	382,931
4.500%, 06/01/52	500,000	450,129
NRG Energy, Inc. 2.450%, 12/02/27 (144A)	331,000	278,936
Ohio Power Co.
2.600%, 04/01/30	800,000	683,435
2.900%, 10/01/51	619,000	410,815
4.000%, 06/01/49	1,168,000	945,541
5.000%, 06/01/33	2,231,000	2,188,701

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Ohio Power Co.
6.600%, 02/15/33	256,000	$276,672
Oncor Electric Delivery Co. LLC
3.100%, 09/15/49	928,000	655,318
4.600%, 06/01/52	448,000	409,181
Pacific Gas and Electric Co.
3.500%, 08/01/50	601,000	382,299
3.950%, 12/01/47	910,000	619,731
4.000%, 12/01/46	401,000	268,761
4.950%, 07/01/50	356,000	279,606
6.700%, 04/01/53	320,000	314,155
PECO Energy Co.
2.800%, 06/15/50	541,000	356,630
2.850%, 09/15/51	429,000	282,653
3.050%, 03/15/51	1,079,000	745,338
Public Service Co. of New Hampshire 5.150%, 01/15/53	820,000	821,779
Public Service Electric & Gas Co.
2.050%, 08/01/50	1,054,000	620,279
2.450%, 01/15/30	1,613,000	1,390,018
3.150%, 01/01/50	602,000	437,711
3.850%, 05/01/49	338,000	277,092
San Diego Gas & Electric Co.
2.950%, 08/15/51	411,000	278,089
3.320%, 04/15/50	1,096,000	784,259
3.700%, 03/15/52	599,000	463,719
4.100%, 06/15/49	435,000	356,036
Southern California Edison Co.
2.250%, 06/01/30	2,503,000	2,092,161
2.500%, 06/01/31	1,051,000	873,279
4.200%, 03/01/29	446,000	423,870
5.950%, 11/01/32	2,784,000	2,914,009
Southwestern Electric Power Co. 5.300%, 04/01/33	728,000	718,534
Southwestern Public Service Co.
3.150%, 05/01/50	1,749,000	1,217,188
3.700%, 08/15/47	851,000	652,185
3.750%, 06/15/49	1,152,000	882,826
Trans-Allegheny Interstate Line Co. 3.850%, 06/01/25 (144A)	2,293,000	2,204,429
Union Electric Co. 5.450%, 03/15/53	440,000	448,355

		86,778,331

Energy-Alternate Sources—0.0%
SCC Power plc
4.000%, 05/17/32 (144A) (h)	671,588	66,152
8.000%, 12/31/28 (144A) (h)	1,239,854	421,550

		487,702

Entertainment—0.2%
Affinity Interactive 6.875%, 12/15/27 (144A)	194,000	170,719
Caesars Entertainment, Inc. 8.125%, 07/01/27 (144A) (g)	433,000	443,162

Entertainment—(Continued)
CDI Escrow Issuer, Inc. 5.750%, 04/01/30 (144A)	155,000	144,277
HR Ottawa L.P. 11.000%, 03/31/31 (144A)	3,772,000	3,630,550
Midwest Gaming Borrower LLC / Midwest Gaming Finance Corp. 4.875%, 05/01/29 (144A)	310,000	273,745
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 5.125%, 10/01/29 (144A)	316,000	283,197

		4,945,650

Environmental Control—0.0%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	72,000	68,942
Covanta Holding Corp. 4.875%, 12/01/29 (144A)	135,000	116,775
Republic Services, Inc. 5.000%, 04/01/34	554,000	552,755
Waste Management, Inc. 2.950%, 06/01/41	371,000	274,848

		1,013,320

Food—0.0%
Pilgrim’s Pride Corp. 6.250%, 07/01/33	436,000	422,306

Gas—0.1%
AmeriGas Partners L.P./ AmeriGas Finance Corp. 9.375%, 06/01/28 (144A)	426,000	432,654
Atmos Energy Corp. 4.125%, 03/15/49	368,000	309,355
CenterPoint Energy Resources Corp. 5.250%, 03/01/28	942,000	941,618
NiSource, Inc.
5.250%, 03/30/28	1,105,000	1,104,126
5.400%, 06/30/33	851,000	851,569
Piedmont Natural Gas Co., Inc. 2.500%, 03/15/31	466,000	380,474
Promigas S.A. ESP / Gases del Pacifico SAC 3.750%, 10/16/29 (144A)	207,000	175,545

		4,195,341

Healthcare-Products—0.1%
Medline Borrower L.P. 3.875%, 04/01/29 (144A)	876,000	761,299
Thermo Fisher Scientific, Inc.
2.000%, 10/15/31	346,000	282,280
4.950%, 11/21/32	634,000	645,429

		1,689,008

Healthcare-Services—0.6%
Elevance Health, Inc.
3.600%, 03/15/51	885,000	676,718
4.375%, 12/01/47	319,000	278,040

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Elevance Health, Inc.
4.850%, 08/15/54	521,000	$453,472
Fortrea Holdings, Inc. 7.500%, 07/01/30 (144A)	43,000	44,031
HCA, Inc.
3.375%, 03/15/29 (144A)	610,000	542,383
3.500%, 09/01/30 (g)	2,260,000	1,981,002
5.250%, 04/15/25	416,000	410,658
5.375%, 02/01/25	249,000	246,817
5.875%, 02/15/26	763,000	763,483
5.875%, 02/01/29	4,417,000	4,445,669
Select Medical Corp. 6.250%, 08/15/26 (144A)	1,082,000	1,063,416
Tenet Healthcare Corp.
4.250%, 06/01/29	437,000	394,798
4.375%, 01/15/30	401,000	361,861
UnitedHealth Group, Inc.
2.900%, 05/15/50	1,975,000	1,376,546
3.750%, 10/15/47	570,000	469,125
3.875%, 08/15/59	338,000	274,739
4.250%, 04/15/47	549,000	483,906
4.750%, 05/15/52	502,000	476,223
4.950%, 05/15/62	586,000	563,362
6.050%, 02/15/63	319,000	360,717

		15,666,966

Home Builders—0.2%
Ashton Woods USA LLC / Ashton Woods Finance Co.
4.625%, 08/01/29 (144A)	103,000	87,780
4.625%, 04/01/30 (144A)	254,000	216,815
6.625%, 01/15/28 (144A)	727,000	694,881
Beazer Homes USA, Inc. 7.250%, 10/15/29	1,030,000	1,000,867
Brookfield Residential Properties, Inc. / Brookfield Residential U.S. Corp. 5.000%, 06/15/29 (144A)	135,000	108,098
Forestar Group, Inc.
3.850%, 05/15/26 (144A)	141,000	129,559
5.000%, 03/01/28 (144A)	383,000	351,331
Homes By West Bay LLC 9.500%, 04/30/27 (i) (j)	1,259,000	1,164,575
M/I Homes, Inc. 4.950%, 02/01/28	598,000	557,456
Mattamy Group Corp.
4.625%, 03/01/30 (144A)	337,000	291,335
5.250%, 12/15/27 (144A)	328,000	305,662
New Home Co., Inc. (The) 7.250%, 10/15/25 (144A) (g)	110,000	101,750
Tri Pointe Homes, Inc. 5.700%, 06/15/28	35,000	33,810
Weekley Homes LLC / Weekley Finance Corp. 4.875%, 09/15/28 (144A)	175,000	157,504

		5,201,423

Insurance—0.2%
Ambac Assurance Corp. 5.100%, (144A) (k)	162,922	237,051
Aon Corp.
2.800%, 05/15/30	603,000	521,907
4.500%, 12/15/28	612,000	588,840
Aon Corp. / Aon Global Holdings plc
2.600%, 12/02/31	699,000	575,642
5.350%, 02/28/33	2,552,000	2,570,592
Hartford Financial Services Group, Inc. (The) 4.400%, 03/15/48	337,000	279,947
Marsh & McLennan Cos., Inc.
2.900%, 12/15/51	506,000	337,090
5.450%, 03/15/53	665,000	676,806

		5,787,875

Internet—0.2%
EquipmentShare.com, Inc. 9.000%, 05/15/28 (144A)	1,150,000	1,116,331
Meta Platforms, Inc.
4.450%, 08/15/52	1,146,000	996,489
4.650%, 08/15/62	582,000	510,993
5.750%, 05/15/63	1,835,000	1,899,080
Rakuten Group, Inc. 10.250%, 11/30/24 (144A)	200,000	196,998

		4,719,891

Investment Companies—0.0%
Gaci First Investment Co.
4.750%, 02/14/30	267,000	261,810
5.000%, 10/13/27	282,000	280,390
MDGH GMTN RSC, Ltd. 4.375%, 11/22/33 (144A)	200,000	192,490

		734,690

Iron/Steel—0.0%
Cleveland-Cliffs, Inc. 6.750%, 04/15/30 (144A)	829,000	798,702

Lodging—0.1%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (g)	129,000	120,741
Grupo Posadas S.A.B. de. C.V. 5.000%, 12/30/27	205,810	176,276
Sonder Holdings, Inc. 14.504%, SOFR + 9.000%, 01/19/27 (a) (i) (j)	1,652,975	1,446,353

		1,743,370

Machinery-Diversified—0.1%
CNH Industrial Capital LLC 4.200%, 01/15/24	1,890,000	1,871,199
TK Elevator U.S. Newco, Inc. 5.250%, 07/15/27 (144A)	471,000	435,144

		2,306,343

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—0.4%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.700%, 04/01/51	1,036,000	$654,627
3.900%, 06/01/52	2,638,000	1,726,214
3.950%, 06/30/62	1,858,000	1,143,105
5.125%, 07/01/49	905,000	711,985
5.375%, 05/01/47	699,000	577,762
6.834%, 10/23/55	994,000	937,071
Comcast Corp.
2.650%, 02/01/30	1,001,000	875,586
2.800%, 01/15/51	752,000	497,781
2.937%, 11/01/56	1,740,000	1,133,128
3.250%, 11/01/39	712,000	564,776
COX Communications, Inc.
2.950%, 10/01/50 (144A)	450,000	282,839
3.150%, 08/15/24 (144A)	904,000	873,419
CSC Holdings LLC 5.250%, 06/01/24	468,000	435,260
DISH DBS Corp. 5.875%, 11/15/24	307,000	268,507
FactSet Research Systems, Inc. 3.450%, 03/01/32 (g)	2,003,000	1,703,815
Nexstar Media, Inc. 4.750%, 11/01/28 (144A)	220,000	190,853
TEGNA, Inc. 5.000%, 09/15/29	182,000	157,019

		12,733,747

Mining—0.3%
Anglo American Capital plc
2.250%, 03/17/28 (144A)	343,000	294,760
2.875%, 03/17/31 (144A)	867,000	715,846
4.000%, 09/11/27 (144A)	689,000	647,658
4.500%, 03/15/28 (144A)	1,264,000	1,204,623
5.500%, 05/02/33 (144A)	1,657,000	1,618,878
5.625%, 04/01/30 (144A)	1,207,000	1,201,480
Glencore Funding LLC 5.700%, 05/08/33 (144A)	2,134,000	2,117,302
Newmont Corp. 2.250%, 10/01/30	1,069,000	875,823
Vedanta Resources Finance II plc 8.950%, 03/11/25 (144A)	412,000	311,060

		8,987,430

Miscellaneous Manufacturing—0.1%
Textron, Inc.
2.450%, 03/15/31	698,000	575,636
3.900%, 09/17/29	1,538,000	1,409,679

		1,985,315

Oil & Gas—1.4%
BP Capital Markets America, Inc. 4.812%, 02/13/33	3,665,000	3,611,735

Oil & Gas—(Continued)
Calumet Specialty Products Partners L.P./ Calumet Finance Corp. 9.750%, 07/15/28 (144A)	522,000	513,517
Cenovus Energy, Inc.
5.250%, 06/15/37	927,000	853,216
6.750%, 11/15/39 (g)	940,000	985,412
6.800%, 09/15/37	329,000	341,984
Civitas Resources, Inc. 8.375%, 07/01/28 (144A)	833,000	842,413
Devon Energy Corp.
4.500%, 01/15/30	1,622,000	1,526,826
8.250%, 08/01/23	334,000	334,174
Diamondback Energy, Inc.
3.125%, 03/24/31	2,276,000	1,949,571
3.250%, 12/01/26	6,208,000	5,832,714
3.500%, 12/01/29	8,361,000	7,525,916
Earthstone Energy Holdings LLC
8.000%, 04/15/27 (144A)	358,000	345,760
9.875%, 07/15/31 (144A)	320,000	316,304
Ecopetrol S.A.
5.875%, 09/18/23	71,000	70,804
6.875%, 04/29/30	447,000	407,781
8.625%, 01/19/29	546,000	547,256
8.875%, 01/13/33	374,000	370,344
Energean Israel Finance, Ltd. 8.500%, 09/30/33 (144A)	40,000	39,900
EQT Corp.
3.125%, 05/15/26 (144A)	1,991,000	1,830,545
3.625%, 05/15/31 (144A)	1,167,000	1,003,728
3.900%, 10/01/27	495,000	457,637
5.700%, 04/01/28	352,000	347,413
Hess Corp. 5.600%, 02/15/41	290,000	277,465
Leviathan Bond, Ltd. 6.750%, 06/30/30 (144A)	12,000	11,166
MC Brazil Downstream Trading S.a.r.l. 7.250%, 06/30/31 (144A)	222,238	150,103
Northern Oil and Gas, Inc. 8.750%, 06/15/31 (144A)	226,000	222,045
Occidental Petroleum Corp.
6.450%, 09/15/36 (g)	547,000	561,386
7.875%, 09/15/31	953,000	1,062,407
Permian Resources Operating LLC 5.875%, 07/01/29 (144A)	134,000	126,229
Petroleos Mexicanos
4.875%, 01/18/24	181,000	177,879
5.500%, 06/27/44	98,000	56,451
6.350%, 02/12/48	247,000	149,391
6.700%, 02/16/32	149,000	113,293
6.750%, 09/21/47	134,000	84,142
6.875%, 08/04/26	957,000	893,840
7.190%, 09/12/24 (MXN)	4,225,600	226,541
8.750%, 06/02/29	350,000	316,730
Pioneer Midco LLC 10.500%, 11.625% PIK, 11/18/30 (144A) † (h)	1,026,000	1,005,480

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Puma International Financing S.A. 5.125%, 10/06/24 (144A)	258,000	$253,485
Shelf Drilling Holdings Ltd. 8.875%, 11/15/24 (144A)	72,000	71,870
Shelf Drilling North Sea Holdings, Ltd. 10.250%, 10/31/25 (144A)	730,000	730,000
Sitio Royalties Corp. 10.053%, SOFR + 6.750%, 09/21/26 (a) (i) (j)	1,888,850	1,872,417
Sunoco L.P. / Sunoco Finance Corp. 4.500%, 04/30/30	314,000	274,514
Tap Rock Resouces LLC 7.000%, 10/01/26 (144A)	142,000	146,260
Transocean Titan Financing, Ltd. 8.375%, 02/01/28 (144A)	110,000	112,337
Transocean, Inc. 8.750%, 02/15/30 (144A)	116,000	117,740
Vantage Drilling International 9.500%, 02/15/28 (144A)	343,000	336,781
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A)	575,000	551,838
YPF S.A.
6.950%, 07/21/27	77,000	63,190
7.000%, 09/30/33	141,397	105,396
7.000%, 12/15/47 (144A)	111,000	75,480
8.500%, 06/27/29	28,000	23,836

		40,224,642

Oil & Gas Services—0.0%
Nine Energy Service, Inc. 13.000%, 02/01/28	149,000	130,856

Packaging & Containers—0.1%
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc 3.250%, 09/01/28 (144A) (g)	376,000	322,972
Ardagh Packaging Finance plc / Ardagh Holdings USA, Inc. 5.250%, 04/30/25 (144A)	376,000	367,764
Mauser Packaging Solutions Holding Co. 7.875%, 08/15/26 (144A)	736,000	731,222
Trivium Packaging Finance B.V. 5.500%, 08/15/26 (144A)	317,000	304,369

		1,726,327

Pharmaceuticals—0.4%
AbbVie, Inc.
4.250%, 11/21/49	444,000	383,229
4.450%, 05/14/46	320,000	281,758
4.500%, 05/14/35	2,319,000	2,203,272
4.550%, 03/15/35	1,452,000	1,382,701
CVS Health Corp. 3.750%, 04/01/30	749,000	687,041
Pfizer Investment Enterprises Pte, Ltd.
5.300%, 05/19/53	880,000	914,920
5.340%, 05/19/63	4,107,000	4,156,071

		10,008,992

Pipelines—2.8%
Buckeye Partners L.P.
4.125%, 03/01/25 (144A)	130,000	123,500
4.350%, 10/15/24	500,000	488,200
Cameron LNG LLC
3.302%, 01/15/35 (144A)	2,974,000	2,479,139
3.402%, 01/15/38 (144A)	1,949,000	1,620,887
Cheniere Corpus Christi Holdings LLC
3.700%, 11/15/29	1,406,000	1,273,012
5.125%, 06/30/27 (g)	5,661,000	5,565,105
5.875%, 03/31/25	2,770,000	2,756,704
Cheniere Energy Partners L.P.
3.250%, 01/31/32	4,579,000	3,766,914
4.000%, 03/01/31	4,307,000	3,792,268
4.500%, 10/01/29 (g)	5,194,000	4,766,827
5.950%, 06/30/33 (144A)	1,136,000	1,139,306
EIG Pearl Holdings S.a.r.l. 4.387%, 11/30/46 (144A)	542,000	424,169
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	174,000	199,185
Enbridge, Inc. 5.700%, 03/08/33	1,832,000	1,857,156
Energy Transfer L.P.
4.250%, 04/01/24	679,000	668,572
4.950%, 01/15/43	375,000	310,942
5.000%, 05/15/50	5,571,000	4,705,060
5.150%, 02/01/43	492,000	417,990
5.400%, 10/01/47	1,461,000	1,287,685
5.750%, 02/15/33	1,868,000	1,880,228
6.100%, 02/15/42	353,000	333,674
6.500%, 02/01/42	593,000	600,552
Enterprise Products Operating LLC
3.200%, 02/15/52	606,000	425,630
3.300%, 02/15/53	1,211,000	864,119
5.100%, 02/15/45	680,000	649,189
Kinder Morgan Energy Partners L.P.
4.700%, 11/01/42	1,327,000	1,102,710
5.000%, 08/15/42	317,000	268,804
5.000%, 03/01/43	521,000	448,279
5.400%, 09/01/44	454,000	402,502
NGPL PipeCo LLC
3.250%, 07/15/31 (144A)	3,275,000	2,697,167
4.875%, 08/15/27 (144A)	1,672,000	1,584,401
Northwest Pipeline LLC 4.000%, 04/01/27	2,385,000	2,266,265
Sabine Pass Liquefaction LLC
5.000%, 03/15/27	448,000	440,961
5.625%, 03/01/25	6,258,000	6,233,331
5.750%, 05/15/24	1,334,000	1,331,705
5.875%, 06/30/26	5,508,000	5,553,089
Targa Resources Corp. 6.500%, 02/15/53	453,000	462,617
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.875%, 02/01/31	2,405,000	2,222,557
5.000%, 01/15/28	3,015,000	2,877,328
5.500%, 03/01/30	2,248,000	2,163,408

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Texas Eastern Transmission L.P. 3.500%, 01/15/28 (144A)	2,123,000	$1,963,298
Transcontinental Gas Pipe Line Co. LLC
4.000%, 03/15/28	1,183,000	1,113,443
4.600%, 03/15/48	1,263,000	1,073,533
7.850%, 02/01/26	1,530,000	1,601,951
Venture Global LNG, Inc. 8.125%, 06/01/28 (144A)	1,398,000	1,419,857
Williams Cos., Inc. (The) 3.500%, 10/15/51	598,000	412,424

		80,035,643

Real Estate—0.1%
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A) (g)	470,000	424,335
Freed Hotels & Resorts 10.000%, 12/02/23 (144A) † (i) (j)	1,124,256	1,066,694
Howard Hughes Corp. (The) 5.375%, 08/01/28 (144A)	416,000	370,271
Lessen, Inc. 13.104%, SOFR + 8.500%, 01/05/28 † (a) (i) (j)	1,727,283	1,606,373

		3,467,673

Real Estate Investment Trusts—2.0%
American Tower Corp.
1.875%, 10/15/30	1,022,000	806,400
2.100%, 06/15/30	1,106,000	893,122
2.300%, 09/15/31	1,863,000	1,482,044
2.700%, 04/15/31	1,804,000	1,495,927
2.900%, 01/15/30	1,823,000	1,572,339
3.800%, 08/15/29	2,180,000	1,988,780
5.550%, 07/15/33	2,809,000	2,828,266
5.650%, 03/15/33	1,783,000	1,807,991
Crown Castle, Inc.
2.100%, 04/01/31	4,632,000	3,704,729
2.250%, 01/15/31	1,311,000	1,068,518
2.500%, 07/15/31	1,204,000	989,104
3.100%, 11/15/29	1,778,000	1,548,091
3.300%, 07/01/30	1,337,000	1,180,940
4.300%, 02/15/29	2,330,000	2,190,660
5.100%, 05/01/33	3,168,000	3,113,144
Digital Dutch Finco B.V. 1.500%, 03/15/30 (EUR)	1,550,000	1,324,900
Equinix, Inc.
2.150%, 07/15/30	4,254,000	3,437,873
3.200%, 11/18/29	889,000	780,474
Extra Space Storage L.P. 5.500%, 07/01/30	610,000	604,952
GLP Capital L.P. / GLP Financing II, Inc.
3.250%, 01/15/32	2,513,000	2,029,030
4.000%, 01/15/30	2,544,000	2,204,777
4.000%, 01/15/31	1,352,000	1,168,886
5.300%, 01/15/29	2,070,000	1,970,958
5.750%, 06/01/28	2,756,000	2,696,375

Real Estate Investment Trusts—(Continued)
NNN REIT, Inc.
3.100%, 04/15/50	473,000	292,145
3.500%, 04/15/51	858,000	576,879
Park Intermediate Holdings LLC / PK Domestic Property LLC / PK Finance Co-Issuer 4.875%, 05/15/29 (144A)	454,000	391,257
Prologis L.P. 5.125%, 01/15/34	1,699,000	1,686,871
Realty Income Corp. 3.250%, 01/15/31	567,000	495,581
Service Properties Trust
4.500%, 03/15/25	237,000	223,880
5.500%, 12/15/27	71,000	62,424
7.500%, 09/15/25	680,000	667,758
VICI Properties L.P.
4.750%, 02/15/28	2,147,000	2,032,852
4.950%, 02/15/30	4,039,000	3,788,905
5.125%, 05/15/32 (g)	482,000	450,980
5.625%, 05/15/52	176,000	156,781
VICI Properties L.P. / VICI Note Co., Inc.
3.750%, 02/15/27 (144A)	1,221,000	1,120,067
4.125%, 08/15/30 (144A)	256,000	225,390
4.250%, 12/01/26 (144A)	428,000	400,386
5.750%, 02/01/27 (144A)	90,000	88,085
WP Carey, Inc. 2.400%, 02/01/31	612,000	491,946
XHR L.P. 4.875%, 06/01/29 (144A)	70,000	60,025

		56,100,492

Retail—0.1%
Lowe’s Cos., Inc.
2.800%, 09/15/41	1,652,000	1,168,373
4.500%, 04/15/30	2,748,000	2,671,421

		3,839,794

Semiconductors—0.5%
Broadcom, Inc.
3.187%, 11/15/36 (144A)	1,166,000	881,208
3.469%, 04/15/34 (144A)	6,064,000	4,974,352
Intel Corp.
4.750%, 03/25/50	1,278,000	1,155,132
4.875%, 02/10/28	1,508,000	1,502,301
KLA Corp.
3.300%, 03/01/50	1,090,000	817,436
5.000%, 03/15/49	318,000	308,662
NXP B.V. / NXP Funding LLC / NXP USA, Inc.
3.400%, 05/01/30	822,000	727,279
4.300%, 06/18/29	2,704,000	2,548,313
4.400%, 06/01/27	360,000	348,009
QUALCOMM, Inc.
4.250%, 05/20/32	366,000	356,404
4.500%, 05/20/52	807,000	734,115

		14,353,211

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Shipbuilding—0.1%
Huntington Ingalls Industries, Inc.
2.043%, 08/16/28	1,711,000	$1,436,639
3.483%, 12/01/27	1,562,000	1,431,713
4.200%, 05/01/30	627,000	580,957

		3,449,309

Software—0.5%
MSCI, Inc.
3.250%, 08/15/33 (144A)	976,000	786,030
3.625%, 11/01/31 (144A)	846,000	722,208
4.000%, 11/15/29 (144A)	1,169,000	1,057,969
Oracle Corp.
3.600%, 04/01/40	5,057,000	3,912,130
3.600%, 04/01/50	1,134,000	810,310
3.950%, 03/25/51	1,804,000	1,364,044
4.000%, 07/15/46	2,933,000	2,254,337
4.125%, 05/15/45	842,000	659,819
4.500%, 07/08/44	834,000	696,988
Playtika Holding Corp. 4.250%, 03/15/29 (144A)	82,000	72,775
VMware, Inc.
1.800%, 08/15/28	1,133,000	949,622
2.200%, 08/15/31	1,742,000	1,368,864

		14,655,096

Telecommunications—1.6%
AT&T, Inc.
3.500%, 06/01/41	899,000	690,148
3.500%, 09/15/53	699,000	494,833
3.550%, 09/15/55	676,000	473,244
3.650%, 09/15/59	2,492,000	1,734,978
3.800%, 12/01/57	1,906,000	1,379,939
4.350%, 06/15/45	1,362,000	1,141,386
4.500%, 05/15/35	2,960,000	2,721,135
4.650%, 06/01/44	340,000	296,208
5.400%, 02/15/34	2,590,000	2,594,449
Axtel S.A.B. de CV 6.375%, 11/14/24 (144A)	451,000	458,070
Digicel Group Holdings, Ltd. 8.000%, 04/01/25 (144A)	295,601	127,108
Digicel International Finance, Ltd. / Digicel Holdings Bermuda, Ltd.
8.000%, 12/31/26 (144A)	48,530	8,250
8.750%, 05/25/24 (144A)	121,567	111,363
13.000%, 12/31/25 (144A) (h)	73,953	53,246
Kenbourne Invest S.A.
4.700%, 01/22/28 (144A)	210,000	140,887
6.875%, 11/26/24 (144A)	310,000	269,697
Motorola Solutions, Inc.
2.750%, 05/24/31	2,494,000	2,043,234
5.500%, 09/01/44	976,000	926,445
5.600%, 06/01/32	2,239,000	2,218,590
Sprint LLC
7.125%, 06/15/24	7,515,000	7,582,207
7.625%, 02/15/25	2,216,000	2,263,569

Telecommunications—(Continued)
Sprint LLC
7.875%, 09/15/23	803,000	804,939
T-Mobile USA, Inc. 3.875%, 04/15/30	3,214,000	2,960,957
Verizon Communications, Inc.
1.500%, 09/18/30 (g)	1,251,000	988,666
1.750%, 01/20/31	1,240,000	978,278
2.355%, 03/15/32	6,129,000	4,929,459
2.650%, 11/20/40	965,000	671,250
2.987%, 10/30/56	959,000	609,119
3.150%, 03/22/30 (g)	1,601,000	1,422,630
4.400%, 11/01/34	572,000	527,941
4.500%, 08/10/33 (g)	2,734,000	2,579,948
5.050%, 05/09/33 (g)	999,000	987,883

		45,190,056

Transportation—0.5%
Burlington Northern Santa Fe LLC
2.875%, 06/15/52	1,318,000	901,030
3.050%, 02/15/51	458,000	324,447
3.300%, 09/15/51	1,338,000	998,501
CSX Corp.
2.500%, 05/15/51	810,000	514,277
4.300%, 03/01/48	705,000	613,425
4.500%, 03/15/49	400,000	357,400
Norfolk Southern Corp.
2.900%, 08/25/51	480,000	317,674
3.050%, 05/15/50	2,513,000	1,737,429
3.155%, 05/15/55	900,000	615,244
4.050%, 08/15/52	451,000	371,005
Ryder System, Inc.
5.250%, 06/01/28	1,860,000	1,836,490
5.650%, 03/01/28	1,532,000	1,532,640
Union Pacific Corp.
2.973%, 09/16/62	2,519,000	1,640,163
3.750%, 02/05/70	778,000	588,442
3.799%, 04/06/71	406,000	309,699
3.950%, 08/15/59	337,000	272,549
Union Pacific Railroad Co. Pass-Through Trust 3.227%, 05/14/26	575,106	540,435

		13,470,850

Trucking & Leasing — 0.1%
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
5.700%, 02/01/28 (144A)	1,544,000	1,523,646
5.875%, 11/15/27 (144A)	1,495,000	1,482,125

		3,005,771

Total Corporate Bonds & Notes (Cost $699,934,085)		673,013,889

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—9.7%

Security Description	Principal Amount*	Value

Asset-Backed - Home Equity—0.5%
ACE Securities Corp. Home Equity Loan Trust Zero Coupon, 08/15/30	614,343	$557,663
5.410%, 1M LIBOR + 0.260%, 05/25/37 (a)	1,011,765	170,918
Bayview Financial Revolving Asset Trust
6.178%, 1M LIBOR + 1.000%, 05/28/39 (144A) (a)	3,588,514	2,966,578
6.178%, 1M LIBOR + 1.000%, 12/28/40 (144A) (a)	155,007	155,644
Bear Stearns Asset-Backed Securities Trust
5.500%, 1M LIBOR + 0.350%, 04/25/37 (a)	2,511,108	2,497,158
6.875%, 1M LIBOR + 1.725%, 08/25/34 (a)	11,667	11,482
Citigroup Mortgage Loan Trust, Inc.
5.350%, 1M LIBOR + 0.200%, 05/25/37 (a)	1,690,412	1,103,015
5.420%, 1M LIBOR + 0.270%, 05/25/37 (a)	767,859	501,585
Countrywide Home Equity Loan Trust 6.155%, 06/25/35	39,097	46,806
Credit Suisse Mortgage Capital Certificates 2.465%, 09/27/66 (144A) (a)	3,492,837	3,357,662
Home Equity Mortgage Loan Asset-Backed Trust 3.651%, 1M LIBOR + 2.025%, 07/25/34 (a)	124,056	118,725
Home Equity Mortgage Trust 5.867%, 07/25/36 (l)	469,806	53,478
Irwin Home Equity Loan Trust 6.530%, 09/25/37 (144A) (l)	49,087	45,538
MASTR Asset-Backed Securities Trust
5.430%, 1M LIBOR + 0.280%, 05/25/37 (a)	621,846	481,302
5.670%, 1M LIBOR + 0.520%, 06/25/36 (144A) (a)	338,192	295,819
Option One Mortgage Loan Trust
5.360%, 1M LIBOR + 0.210%, 03/25/37 (a)	930,000	732,950
5.820%, 03/25/37 (l)	811,948	706,943
5.866%, 01/25/37 (l)	2,387,463	1,961,376
Yale Mortgage Loan Trust 5.550%, 1M LIBOR + 0.400%, 06/25/37 (144A) (a)	740,870	240,514

		16,005,156

Asset-Backed - Manufactured Housing—0.3%
Bank of America Manufactured Housing Contract Trust
7.070%, 02/10/22 (a)	470,000	122,270
7.328%, 12/10/25 (a)	4,000,000	760,069
BCMSC Trust
7.575%, 06/15/30 (a)	1,270,292	156,814
7.830%, 06/15/30 (a)	1,178,847	150,424
8.290%, 06/15/30 (a)	850,435	114,894
Cascade MH Asset Trust 4.000%, 11/25/44 (144A) (a)	1,719,820	1,616,227
Conseco Finance Corp.
6.830%, 04/01/30 (a)	94,149	84,145
6.980%, 09/01/30 (a)	848,718	764,093
7.500%, 03/01/30 (a)	363,076	138,950
7.860%, 03/01/30 (a)	339,032	134,966
Conseco Finance Securitizations Corp.
7.960%, 05/01/31	878,979	257,674
8.060%, 09/01/29 (a)	586,391	119,604
8.200%, 05/01/31	1,606,134	484,983
Credit Suisse First Boston Mortgage Securities Corp. 8.100%, 09/25/31 (a)	302,254	298,398

Asset-Backed - Manufactured Housing—(Continued)
Credit-Based Asset Servicing & Securitization LLC 6.750%, 10/25/36 (144A) (l)	179,818	169,689
Greenpoint Manufactured Housing
8.290%, 12/15/29 (a)	136,960	135,876
9.230%, 12/15/29 (a)	360,324	313,930
Lehman ABS Manufactured Housing Contract Trust 6.630%, 04/15/40 (a)	813,308	795,562
Oakwood Mortgage Investors, Inc.
6.930%, 09/15/31 (a)	166,138	89,896
7.620%, 06/15/32 (a)	830,563	796,515
Origen Manufactured Housing Contract Trust
6.393%, 1M LIBOR + 1.200%, 10/15/37 (144A) (a)	204,956	203,687
7.820%, 03/15/32 (a)	215,466	195,956

		7,904,622

Asset-Backed - Other—8.1%
510 Loan Acquisition Trust
5.107%, 09/25/60 (144A) (l)	823,961	800,554
522 Funding CLO, Ltd.
7.650%, 3M LIBOR + 2.400%, 04/20/30 (144A) (a)	625,000	603,083
8.900%, 3M LIBOR + 3.650%, 04/20/30 (144A) (a)	360,000	339,684
AGL CLO, Ltd
6.410%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	1,310,000	1,286,865
6.411%, 3M LIBOR + 1.150%, 12/02/34 (144A) (a)	1,330,000	1,305,443
AGL Core CLO 15, Ltd. 6.400%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	244,831
AGL Core CLO 4, Ltd. 6.320%, 3M LIBOR + 1.070%, 04/20/33 (144A) (a)	860,000	847,241
AIG CLO, Ltd. 6.370%, 3M LIBOR + 1.120%, 04/20/32 (144A) (a)	250,000	246,932
AIMCO CLO
6.360%, 3M LIBOR + 1.100%, 01/15/32 (144A) (a)	940,000	928,916
6.860%, 3M LIBOR + 1.600%, 10/17/34 (144A) (a)	250,000	244,708
Allegro CLO II-S, Ltd. 6.341%, 3M LIBOR + 1.080%, 10/21/28 (144A) (a)	834,367	827,768
ALM, Ltd. 7.110%, 3M LIBOR + 1.850%, 10/15/29 (144A) (a)	1,220,000	1,207,800
ALME Loan Funding V DAC 8.587%, 3M EURIBOR + 5.410%, 07/15/31 (144A) (EUR) (a)	270,000	276,273
AMMC CLO XIII, Ltd. 6.323%, 3M LIBOR + 1.050%, 07/24/29 (144A) (a)	209,003	208,242
Anchorage Capital CLO 17, Ltd. 6.430%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	1,890,000	1,847,226
Anchorage Capital CLO 3-R, Ltd.
6.773%, 3M LIBOR + 1.500%, 01/28/31 (144A) (a)	1,270,000	1,231,439
7.123%, 3M LIBOR + 1.850%, 01/28/31 (144A) (a)	250,000	237,601
Anchorage Capital CLO 5-R, Ltd.
6.710%, 3M LIBOR + 1.450%, 01/15/30 (144A) (a)	2,410,000	2,385,948
7.110%, 3M LIBOR + 1.850%, 01/15/30 (144A) (a)	1,010,000	990,610
Anchorage Capital CLO 6, Ltd. 6.310%, 3M LIBOR + 1.050%, 07/15/30 (144A) (a)	857,746	850,722

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Anchorage Capital CLO 7, Ltd.
6.363%, 3M LIBOR + 1.090%, 01/28/31 (144A) (a)	812,647	$803,720
7.023%, 3M LIBOR + 1.750%, 01/28/31 (144A) (a)	1,480,000	1,445,907
8.773%, 3M LIBOR + 3.500%, 01/28/31 (144A) (a)	250,000	223,768
Anchorage Capital CLO 8, Ltd. 7.092%, 3M LIBOR + 1.800%, 10/27/34 (144A) (a)	1,050,000	1,029,966
Anchorage Capital CLO, Ltd.
6.492%, 3M LIBOR + 1.250%, 10/13/30 (144A) (a)	809,614	802,567
7.392%, 3M LIBOR + 2.150%, 10/13/30 (144A) (a)	590,000	580,906
Apidos CLO XXII 6.750%, 3M LIBOR + 1.500%, 04/20/31 (144A) (a)	250,000	244,420
Apidos CLO XXVI 7.212%, 3M LIBOR + 1.950%, 07/18/29 (144A) (a)	250,000	243,653
Aqua Finance Trust 2.400%, 07/17/46 (144A)	430,000	350,543
Ares European CLO XII DAC 4.900%, 3M EURIBOR + 1.700%, 04/20/32 (144A) (EUR) (a)	297,000	312,973
Ares LII CLO, Ltd. 6.323%, 3M LIBOR + 1.050%, 04/22/31 (144A) (a)	1,330,000	1,312,121
Ares LIX CLO, Ltd. 6.285%, 3M LIBOR + 1.030%, 04/25/34 (144A) (a)	250,000	244,389
Ares LVI CLO, Ltd. 6.415%, 3M LIBOR + 1.160%, 10/25/34 (144A) (a)	350,000	343,144
ARES XXXVII CLO, Ltd. 6.430%, 3M LIBOR + 1.170%, 10/15/30 (144A) (a)	375,735	373,110
ARM Master Trust LLC 2.430%, 11/15/27 (144A)	370,000	345,515
Armada Euro CLO III DAC 6.477%, 3M EURIBOR + 3.300%, 07/15/31 (144A) (EUR) (a)	250,000	254,934
Assurant CLO, Ltd. 6.290%, 3M LIBOR + 1.040%, 04/20/31 (144A) (a)	500,000	493,133
Avoca CLO XXII DAC
4.477%, 3M EURIBOR + 1.300%, 04/15/35 (EUR) (a)	150,000	152,271
6.077%, 3M EURIBOR + 2.900%, 04/15/35 (144A) (EUR) (a)	250,000	244,292
Babson CLO, Ltd. 6.650%, 3M LIBOR + 1.400%, 01/20/31 (144A) (a)	250,000	243,907
Bain Capital Credit CLO
6.750%, 3M LIBOR + 1.500%, 07/20/30 (144A) (a)	250,000	242,319
6.865%, 3M LIBOR + 1.600%, 07/19/31 (144A) (a)	250,000	243,876
8.373%, 3M LIBOR + 3.100%, 07/24/34 (144A) (a)	250,000	225,964
Ballyrock CLO, Ltd. 11.400%, 3M LIBOR + 6.150%, 10/20/31 (144A) (a)	250,000	235,058
Bankers Healthcare Group Securitization Trust 5.170%, 09/17/31 (144A)	100,000	93,194
Bardot CLO, Ltd. 8.273%, 3M LIBOR + 3.000%, 10/22/32 (144A) (a)	250,000	235,483
Barings CLO, Ltd.
6.320%, 3M LIBOR + 1.070%, 04/20/31 (144A) (a)	250,000	246,476
6.440%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	830,549	823,412
Battalion CLO 18, Ltd. 7.010%, 3M LIBOR + 1.750%, 10/15/36 (144A) (a)	298,000	285,671
Battalion CLO VIII, Ltd.
6.332%, 3M LIBOR + 1.070%, 07/18/30 (144A) (a)	1,204,306	1,186,099

Asset-Backed - Other—(Continued)
Battalion CLO VIII, Ltd.
6.812%, 3M LIBOR + 1.550%, 07/18/30 (144A) (a)	642,000	624,680
Battalion CLO XI, Ltd. 6.993%, 3M LIBOR + 1.720%, 04/24/34 (144A) (a)	250,000	241,770
Battalion CLO XX, Ltd. 6.440%, 3M LIBOR + 1.180%, 07/15/34 (144A) (a)	730,000	712,329
Benefit Street Partners CLO III, Ltd. 6.900%, 3M LIBOR + 1.650%, 07/20/29 (144A) (a)	290,000	288,127
Benefit Street Partners CLO V-B, Ltd. 6.340%, 3M LIBOR + 1.090%, 04/20/31 (144A) (a)	1,030,000	1,021,356
Benefit Street Partners CLO VIII, Ltd. 6.350%, 3M LIBOR + 1.100%, 01/20/31 (144A) (a)	1,940,665	1,923,360
Benefit Street Partners CLO XII, Ltd. 7.260%, 3M LIBOR + 2.000%, 10/15/30 (144A) (a)	270,000	259,014
Benefit Street Partners CLO XX, Ltd. 12.010%, 3M LIBOR + 6.750%, 07/15/34 (144A) (a)	250,000	235,953
BHG Securitization Trust 2.240%, 10/17/34 (144A)	130,000	106,384
BlueMountain CLO XXII, Ltd. 6.760%, 3M LIBOR + 1.500%, 07/15/31 (144A) (a)	660,000	647,224
BlueMountain CLO XXVIII, Ltd. 6.520%, 3M LIBOR + 1.260%, 04/15/34 (144A) (a)	100,000	98,717
BlueMountain CLO, Ltd. 6.453%, 3M LIBOR + 1.180%, 10/22/30 (144A) (a)	664,397	659,729
BlueMountain EUR CLO DAC 4.927%, 3M EURIBOR + 1.750%, 10/15/35 (144A) (EUR) (a)	560,000	578,185
Bridge Street CLO II, Ltd. 6.480%, 3M LIBOR + 1.230%, 07/20/34 (144A) (a)	250,000	244,228
Buttermilk Park CLO, Ltd. 6.360%, 3M LIBOR + 1.100%, 10/15/31 (144A) (a)	250,000	247,862
C-BASS Trust 5.470%, 1M LIBOR + 0.320%, 10/25/36 (a)	159,409	105,231
Canyon Capital CLO, Ltd. 6.360%, 3M LIBOR + 1.100%, 04/15/32 (144A) (a)	460,000	454,927
Canyon CLO, Ltd. 6.960%, 3M LIBOR + 1.700%, 01/15/34 (144A) (a)	290,000	283,742
Carlyle Global Market Strategies CLO, Ltd. 6.230%, 3M LIBOR + 0.970%, 04/17/31 (144A) (a)	967,060	957,878
Carlyle U.S. CLO, Ltd.
6.420%, 3M LIBOR + 1.160%, 07/15/34 (144A) (a)	610,000	598,702
6.440%, 3M LIBOR + 1.180%, 01/15/30 (144A) (a)	1,532,493	1,521,348
Carrington Mortgage Loan Trust 5.310%, 1M LIBOR + 0.160%, 10/25/36 (a)	147,632	141,669
CBAM, Ltd. 6.500%, 3M LIBOR + 1.250%, 07/20/30 (144A) (a)	1,864,173	1,851,021
Cedar Funding CLO, Ltd.
6.230%, 3M LIBOR + 0.980%, 04/20/31 (144A) (a)	380,000	376,346
6.300%, 3M LIBOR + 1.050%, 04/20/34 (144A) (a)	3,020,000	2,954,312
6.330%, 3M LIBOR + 1.080%, 04/20/34 (144A) (a)	535,000	521,573
6.600%, 3M LIBOR + 1.350%, 04/20/34 (144A) (a)	510,000	483,263
6.813%, 3M LIBOR + 1.350%, 05/29/32 (144A) (a)	250,000	243,767
Cedar Funding V CLO, Ltd. 6.360%, 3M LIBOR + 1.100%, 07/17/31 (144A) (a)	770,000	760,663
Chase Funding Trust 6.333%, 04/25/32 (l)	35,139	34,815

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
CIFC Funding, Ltd.
6.262%, 3M LIBOR + 1.000%, 04/18/31 (144A) (a)	1,289,000	$1,277,953
6.271%, 3M LIBOR + 1.010%, 04/23/29 (144A) (a)	935,648	930,798
6.310%, 3M LIBOR + 1.050%, 07/15/33 (144A) (a)	1,100,000	1,087,759
6.380%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	1,190,000	1,169,744
6.400%, 3M LIBOR + 1.140%, 07/15/34 (144A) (a)	280,000	275,361
6.410%, 3M LIBOR + 1.150%, 07/15/36 (144A) (a)	250,000	244,626
6.892%, 3M LIBOR + 1.600%, 04/27/31 (144A) (a)	250,000	244,070
7.010%, 3M LIBOR + 1.750%, 07/16/30 (144A) (a)	250,000	246,403
Citigroup Mortgage Loan Trust, Inc. 5.320%, 1M LIBOR + 0.170%, 07/25/45 (a)	582,941	402,672
Clear Creek CLO 6.450%, 3M LIBOR + 1.200%, 10/20/30 (144A) (a)	205,897	203,983
Clontarf Park CLO DAC 6.325%, 3M EURIBOR + 3.050%, 08/05/30 (EUR) (a)	310,000	325,870
Credit-Based Asset Servicing & Securitization LLC 3.044%, 12/25/36 (l)	145,329	116,064
CVC Cordatus Loan Fund IV DAC 4.683%, 3M EURIBOR + 1.300%, 02/22/34 (EUR) (a)	250,000	254,176
CWABS Asset-Backed Certificates Trust
4.470%, 04/25/36 (a)	740,591	634,158
5.410%, 1M LIBOR + 0.260%, 12/25/36 (a)	274,853	244,834
5.470%, 1M LIBOR + 0.160%, 09/25/46 (a)	6,468	6,431
CWHEQ Revolving Home Equity Loan Resecuritization Trust 5.493%, 1M LIBOR + 0.300%, 12/15/33 (144A) (a)	60,077	59,964
CWHEQ Revolving Home Equity Loan Trust
5.343%, 1M LIBOR + 0.150%, 11/15/36 (a)	144,250	140,911
5.373%, 1M LIBOR + 0.180%, 05/15/35 (a)	58,593	57,733
Diameter Capital CLO 1, Ltd. 6.500%, 3M LIBOR + 1.240%, 07/15/36 (144A) (a)	250,000	242,661
Dryden 43 Senior Loan Fund 6.290%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	910,000	890,862
Dryden 45 Senior Loan Fund 6.960%, 3M LIBOR + 1.700%, 10/15/30 (144A) (a)	540,000	533,244
Dryden 87 CLO, Ltd. 6.479%, 3M LIBOR + 1.100%, 05/20/34 (144A) (a)	400,000	392,423
Dryden CLO, Ltd.
6.380%, 3M LIBOR + 1.120%, 01/15/31 (144A) (a)	5,880,271	5,829,724
6.499%, 3M LIBOR + 1.120%, 05/20/34 (144A) (a)	610,000	599,122
6.862%, 3M LIBOR + 1.600%, 07/18/30 (144A) (a)	250,000	245,374
Dryden XXVIII Senior Loan Fund 6.521%, 3M LIBOR + 1.200%, 08/15/30 (144A) (a)	2,081,100	2,063,396
Eaton Vance CLO, Ltd. 7.460%, 3M LIBOR + 2.200%, 10/15/30 (144A) (a)	710,000	688,788
Elmwood CLO II, Ltd.
6.400%, 3M LIBOR + 1.150%, 04/20/34 (144A) (a)	750,000	738,569
6.900%, 3M LIBOR + 1.650%, 04/20/34 (144A) (a)	250,000	243,761
12.050%, 3M LIBOR + 6.800%, 04/20/34 (144A) (a)	250,000	234,653
Elmwood CLO X, Ltd.
6.290%, 3M LIBOR + 1.040%, 10/20/34 (144A) (a)	1,220,000	1,203,486
7.200%, 3M LIBOR + 1.950%, 10/20/34 (144A) (a)	250,000	242,294
Elmwood CLO XII, Ltd. 6.400%, 3M LIBOR + 1.150%, 01/20/35 (144A) (a)	250,000	245,628
Euro-Galaxy III CLO DAC 6.461%, 3M EURIBOR + 3.250%, 04/24/34 (144A) (EUR) (a)	290,000	294,051

Asset-Backed - Other—(Continued)
Fairstone Financial Issuance Trust 3.735%, 10/20/39 (144A) (CAD)	323,000	229,293
Fidelity Grand Harbour CLO DAC 6.777%, 3M EURIBOR + 3.600%, 10/15/34 (144A) (EUR) (a)	250,000	251,019
First Franklin Mortgage Loan Trust
5.300%, 1M LIBOR + 0.150%, 12/25/36 (a)	1,545,080	1,397,517
5.430%, 1M LIBOR + 0.280%, 12/25/36 (a)	3,860,603	1,608,419
5.570%, 1M LIBOR + 0.420%, 12/25/36 (a)	7,101,820	2,978,272
Flatiron CLO 18, Ltd. 6.198%, 3M TSFR + 1.212%, 04/17/31 (144A) (a)	270,000	267,720
Flatiron CLO 21, Ltd. 6.375%, 3M LIBOR + 1.110%, 07/19/34 (144A) (a)	2,390,000	2,352,386
Foundation Finance Trust 2.190%, 01/15/42 (144A)	696,655	631,891
Fremont Home Loan Trust 5.430%, 1M LIBOR + 0.280%, 02/25/37 (a)	683,877	522,690
FS Rialto 6.408%, 1M LIBOR + 1.250%, 11/16/36 (144A) (a)	566,000	547,706
Galaxy CLO, Ltd.
6.360%, 3M LIBOR + 1.100%, 07/15/31 (144A) (a)	250,000	247,263
6.460%, 3M LIBOR + 1.200%, 04/16/34 (144A) (a)	660,000	646,760
Generate CLO, Ltd.
6.500%, 3M LIBOR + 1.250%, 10/20/29 (144A) (a)	492,108	488,796
7.000%, 3M LIBOR + 1.750%, 10/20/29 (144A) (a)	850,000	840,246
8.773%, 3M LIBOR + 3.500%, 01/22/35 (144A) (a)	250,000	237,513
Gilbert Park CLO, Ltd. 8.210%, 3M LIBOR + 2.950%, 10/15/30 (144A) (a)	861,000	797,314
GoldenTree Loan Management U.S. CLO 1, Ltd. 6.380%, 3M LIBOR + 1.130%, 10/20/34 (144A) (a)	910,000	893,740
Goldman Home Improvement Trust Issuer Trust 1.970%, 06/25/51 (144A)	403,000	357,198
Gracie Point International Funding
6.570%, 1M LIBOR + 1.400%, 11/01/23 (144A) (a)	120,000	120,000
7.570%, 1M LIBOR + 2.400%, 11/01/23 (144A) (a)	160,000	160,001
Grippen Park CLO, Ltd. 8.550%, 3M LIBOR + 3.300%, 01/20/30 (144A) (a)	250,000	240,182
Gulf Stream Meridian, Ltd.
6.460%, 3M LIBOR + 1.200%, 07/15/34 (144A) (a)	1,860,000	1,826,274
7.060%, 3M LIBOR + 1.800%, 07/15/34 (144A) (a)	250,000	244,715
Henley CLO IV DAC 4.611%, 3M EURIBOR + 1.350%, 04/25/34 (EUR) (a)	100,000	101,429
Highbridge Loan Management, Ltd.
6.390%, 3M LIBOR + 1.140%, 04/20/34 (144A) (a)	1,160,000	1,139,386
6.442%, 3M LIBOR + 1.180%, 07/18/29 (144A) (a)	382,378	380,160
Home Partners of America Trust 3.799%, 12/17/26 (144A)	1,365,580	1,175,210
HPS Loan Management, Ltd. 6.326%, 3M LIBOR + 1.000%, 02/05/31 (144A) (a)	1,295,794	1,286,198
ICG U.S. CLO, Ltd. 6.405%, 3M LIBOR + 1.140%, 10/19/28 (144A) (a)	616,699	611,451
Invesco Euro CLO V DAC 6.977%, 3M EURIBOR + 3.800%, 01/15/34 (EUR) (a)	100,000	98,934
Knollwood CDO, Ltd. 8.411%, 3M LIBOR + 3.200%, 01/10/39 † (144A) (a)	1,118,642	112

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
LCM 26, Ltd. 6.320%, 3M LIBOR + 1.070%, 01/20/31 (144A) (a)	2,431,824	$2,407,618
LCM 29, Ltd. 6.330%, 3M LIBOR + 1.070%, 04/15/31 (144A) (a)	250,000	245,623
LCM XX L.P. 6.290%, 3M LIBOR + 1.040%, 10/20/27 (144A) (a)	126,801	126,585
Legacy Mortgage Asset Trust 3.375%, 02/25/59 (144A) (a)	881,310	821,365
Lehman ABS Mortgage Loan Trust 5.240%, 1M LIBOR + 0.090%, 06/25/37 (144A) (a)	128,613	81,723
Loanpal Solar Loan, Ltd.
2.290%, 01/20/48 (144A)	846,003	630,668
2.750%, 07/20/47 (144A)	893,883	690,738
Logan CLO, Ltd. 6.410%, 3M LIBOR + 1.160%, 07/20/34 (144A) (a)	730,000	717,790
Long Beach Mortgage Loan Trust
5.450%, 1M LIBOR + 0.300%, 06/25/36 (a)	461,828	217,773
5.470%, 1M LIBOR + 0.320%, 08/25/36 (a)	521,759	211,718
Longfellow Place CLO, Ltd. 7.010%, 3M LIBOR + 1.750%, 04/15/29 (144A) (a)	235,985	235,558
Madison Park Euro Funding DAC 6.377%, 3M EURIBOR + 3.200%, 05/25/34 (144A) (EUR) (a)	250,000	243,894
Madison Park Funding XXVI, Ltd. 6.499%, 3M LIBOR + 1.200%, 07/29/30 (144A) (a)	2,005,263	1,993,944
Madison Park Funding, Ltd.
6.193%, 3M LIBOR + 0.920%, 01/22/28 (144A) (a)	864,089	854,766
6.201%, 3M LIBOR + 0.940%, 10/21/30 (144A) (a)	4,956,754	4,906,458
6.215%, 3M LIBOR + 0.950%, 04/19/30 (144A) (a)	1,060,557	1,052,063
6.330%, 3M LIBOR + 1.070%, 07/15/33 (144A) (a)	350,000	344,925
6.380%, 3M LIBOR + 1.120%, 07/15/34 (144A) (a)	790,000	777,411
6.380%, 3M LIBOR + 1.120%, 07/17/34 (144A) (a)	860,000	843,644
6.905%, 3M LIBOR + 1.650%, 04/25/29 (144A) (a)	250,000	245,963
6.923%, 3M LIBOR + 1.650%, 04/22/27 (144A) (a)	1,119,000	1,093,924
7.292%, 3M LIBOR + 2.000%, 07/27/31 (144A) (a)	250,000	243,682
11.515%, 3M LIBOR + 6.250%, 10/19/34 (144A) (a)	250,000	232,800
Marble Point CLO, Ltd. 6.442%, 3M LIBOR + 1.180%, 12/18/30 (144A) (a)	564,178	558,342
Mariner CLO LLC
6.263%, 3M LIBOR + 0.990%, 07/23/29 (144A) (a)	183,498	181,871
6.773%, 3M LIBOR + 1.500%, 07/23/29 (144A) (a)	522,000	510,768
7.323%, 3M LIBOR + 2.050%, 07/23/29 (144A) (a)	1,015,000	992,087
Mariner Finance Issuance Trust
3.510%, 07/20/32 (144A)	560,000	547,638
4.010%, 07/20/32 (144A)	490,000	474,284
4.680%, 11/20/36 (144A)	400,000	309,067
Merrill Lynch First Franklin Mortgage Loan Trust 5.630%, 1M LIBOR + 0.480%, 05/25/37 (a)	7,649,098	5,710,890
Mill City Solar Loan, Ltd. 3.690%, 07/20/43 (144A)	1,022,086	872,422
Mosaic Solar Loan Trust
2.100%, 04/20/46 (144A)	142,617	122,114
2.880%, 09/20/40 (144A)	116,908	101,857
MP CLO III, Ltd. 6.500%, 3M LIBOR + 1.250%, 10/20/30 (144A) (a)	894,544	884,547

Asset-Backed - Other—(Continued)
Neuberger Berman CLO XVI-S, Ltd. 6.300%, 3M LIBOR + 1.040%, 04/15/34 (144A) (a)	440,000	431,535
Neuberger Berman Loan Advisers CLO 26, Ltd. 6.182%, 3M LIBOR + 0.920%, 10/18/30 (144A) (a)	1,742,821	1,723,235
Neuberger Berman Loan Advisers CLO 37, Ltd. 6.700%, 3M LIBOR + 1.450%, 07/20/31 (144A) (a)	250,000	244,072
Neuberger Berman Loan Advisers CLO 42, Ltd. 6.360%, 3M LIBOR + 1.100%, 07/16/35 (144A) (a)	680,000	668,850
Nomura Asset Acceptance Corp. Alternative Loan Trust 5.550%, 1M LIBOR + 0.400%, 10/25/36 (144A) (a)	69,132	78,492
OAK Hill European Credit Partners V DAC 5.105%, 3M EURIBOR + 1.900%, 01/21/35 (144A) (EUR) (a)	250,000	260,346
OCP CLO, Ltd.
6.211%, 3M LIBOR + 1.000%, 04/10/33 (144A) (a)	250,000	246,240
6.340%, 3M LIBOR + 1.090%, 07/20/32 (144A) (a)	500,000	492,960
6.348%, 3M LIBOR + 1.080%, 04/26/31 (144A) (a)	160,000	158,383
6.430%, 3M LIBOR + 1.180%, 12/02/34 (144A) (a)	330,000	323,288
6.668%, 3M LIBOR + 1.400%, 04/26/31 (144A) (a)	180,000	174,628
7.173%, 3M LIBOR + 1.900%, 04/24/29 (144A) (a)	911,000	903,494
7.329%, 3M LIBOR + 1.950%, 11/20/30 (144A) (a)	250,000	239,624
Octagon Investment Partners 18-R, Ltd. 6.220%, 3M LIBOR + 0.960%, 04/16/31 (144A) (a)	2,210,000	2,186,857
Octagon Investment Partners 33, Ltd. 6.440%, 3M LIBOR + 1.190%, 01/20/31 (144A) (a)	250,000	248,109
Octagon Investment Partners 37, Ltd. 6.835%, 3M LIBOR + 1.580%, 07/25/30 (144A) (a)	250,000	243,926
Octagon Investment Partners 51, Ltd. 6.400%, 3M LIBOR + 1.150%, 07/20/34 (144A) (a)	1,170,000	1,146,114
Octagon Investment Partners XV, Ltd. 6.615%, 3M LIBOR + 1.350%, 07/19/30 (144A) (a)	250,000	245,495
Octagon Investment Partners XVI, Ltd. 6.280%, 3M LIBOR + 1.020%, 07/17/30 (144A) (a)	3,370,000	3,333,452
Octagon Investment Partners XVII, Ltd. 6.255%, 3M LIBOR + 1.000%, 01/25/31 (144A) (a)	3,637,733	3,599,970
OHA Credit Funding 2, Ltd. 6.411%, 3M LIBOR + 1.150%, 04/21/34 (144A) (a)	2,340,000	2,311,534
OHA Credit Funding 3, Ltd.
6.390%, 3M LIBOR + 1.140%, 07/02/35 (144A) (a)	550,000	541,831
6.900%, 3M LIBOR + 1.650%, 07/02/35 (144A) (a)	343,000	334,213
OHA Credit Funding 4, Ltd. 6.423%, 3M LIBOR + 1.150%, 10/22/36 (144A) (a)	250,000	245,042
OHA Loan Funding, Ltd. 6.433%, 3M LIBOR + 1.040%, 05/23/31 (144A) (a)	5,670,000	5,635,351
OneMain Financial Issuance Trust
3.140%, 10/14/36 (144A)	3,280,000	2,967,076
3.840%, 05/14/32 (144A)	384,877	383,379
OZLM Funding IV, Ltd. 6.523%, 3M LIBOR + 1.250%, 10/22/30 (144A) (a)	8,642,102	8,586,136
OZLM XVIII, Ltd. 6.280%, 3M LIBOR + 1.020%, 04/15/31 (144A) (a)	520,000	512,024
OZLM XXI, Ltd. 7.150%, 3M LIBOR + 1.900%, 01/20/31 (144A) (a)	320,000	302,106
OZLM XXII, Ltd. 6.330%, 3M LIBOR + 1.070%, 01/17/31 (144A) (a)	238,246	235,217

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
Palmer Square CLO, Ltd.
6.260%, 3M LIBOR + 1.000%, 10/17/31 (144A) (a)	560,000	$553,602
6.292%, 3M LIBOR + 1.030%, 04/18/31 (144A) (a)	1,040,000	1,031,609
6.360%, 3M LIBOR + 1.100%, 07/16/31 (144A) (a)	1,240,000	1,231,108
6.390%, 3M LIBOR + 1.130%, 01/17/31 (144A) (a)	1,176,214	1,171,016
6.401%, 3M LIBOR + 1.080%, 11/15/31 (144A) (a)	250,000	247,604
6.410%, 3M LIBOR + 1.150%, 01/15/35 (144A) (a)	250,000	246,564
6.509%, 3M LIBOR + 1.130%, 05/21/34 (144A) (a)	4,195,000	4,126,525
7.079%, 3M LIBOR + 1.700%, 05/21/34 (144A) (a)	250,000	243,878
10.860%, 3M LIBOR + 5.600%, 07/16/31 (144A) (a)	250,000	225,710
Palmer Square Loan Funding, Ltd.
6.729%, 3M LIBOR + 1.350%, 02/20/28 (144A) (a)	980,000	977,035
10.260%, 3M LIBOR + 5.000%, 10/15/29 (144A) (a)	270,000	254,808
Parallel, Ltd. 7.000%, 3M LIBOR + 1.750%, 07/20/27 (144A) (a)	256,875	254,694
Pikes Peak CLO
6.420%, 3M LIBOR + 1.170%, 07/20/34 (144A) (a)	1,180,000	1,157,812
6.453%, 3M LIBOR + 1.180%, 07/24/31 (144A) (a)	250,000	247,471
Post CLO, Ltd. 8.210%, 3M LIBOR + 2.950%, 04/16/31 (144A) (a)	250,000	237,454
PRET LLC 2.487%, 07/25/51 (144A) (l)	1,417,516	1,308,747
Prima Capital CRE Securitization, Ltd.
4.000%, 08/24/40 (144A)	1,740,000	1,578,646
4.000%, 08/24/49 (144A)	197,356	182,268
Progress Residential Trust
2.757%, 04/17/38 (144A)	500,000	431,864
3.395%, 04/19/38 (144A)	967,000	849,149
3.407%, 05/17/38 (144A)	1,340,000	1,169,927
3.436%, 05/17/26 (144A)	1,070,000	944,662
3.666%, 12/17/40 (144A)	347,099	291,562
4.053%, 11/17/40 (144A)	221,000	181,655
4.608%, 12/17/40 (144A)	1,402,359	1,183,915
Race Point CLO, Ltd. 6.200%, 3M LIBOR + 0.940%, 10/15/30 (144A) (a)	758,190	750,578
Rad CLO, Ltd.
6.340%, 3M LIBOR + 1.080%, 10/15/31 (144A) (a)	540,000	533,575
6.340%, 3M LIBOR + 1.090%, 01/20/34 (144A) (a)	250,000	246,073
6.810%, 3M LIBOR + 1.550%, 04/15/32 (144A) (a)	250,000	243,870
8.010%, 3M LIBOR + 2.750%, 04/15/32 (144A) (a)	250,000	236,863
8.055%, 3M LIBOR + 2.800%, 04/25/32 (144A) (a)	250,000	245,960
Regatta VI Funding, Ltd. 6.410%, 3M LIBOR + 1.160%, 04/20/34 (144A) (a)	760,000	746,622
Regatta VII Funding, Ltd. 6.660%, 3M LIBOR + 1.150%, 06/20/34 (144A) (a)	280,000	275,039
Regatta XVI Funding, Ltd. 7.310%, 3M LIBOR + 2.050%, 01/15/33 (144A) (a)	250,000	247,647
Regional Management Issuance Trust
1.900%, 08/15/33 (144A)	173,000	146,622
3.875%, 10/17/33 (i) (j)	3,710,000	3,204,698
Riserva CLO, Ltd. 6.322%, 3M LIBOR + 1.060%, 01/18/34 (144A) (a)	940,000	920,034
Rockford Tower CLO, Ltd.
6.350%, 3M LIBOR + 1.100%, 04/20/34 (144A) (a)	856,000	835,982
6.440%, 3M LIBOR + 1.190%, 10/20/30 (144A) (a)	3,247,519	3,219,070
6.760%, 3M LIBOR + 1.500%, 10/15/29 (144A) (a)	1,781,000	1,752,020

Asset-Backed - Other—(Continued)
Rockford Tower CLO, Ltd.
7.029%, 3M LIBOR + 1.650%, 08/20/32 (144A) (a)	250,000	242,597
8.110%, 3M LIBOR + 2.850%, 10/15/29 (144A) (a)	939,000	900,976
Romark WM-R, Ltd. 6.280%, 3M LIBOR + 1.030%, 04/20/31 (144A) (a)	247,404	244,457
RR, Ltd.
6.350%, 3M LIBOR + 1.090%, 01/15/30 (144A) (a)	789,788	783,351
6.410%, 3M LIBOR + 1.150%, 07/15/35 (144A) (a)	1,620,000	1,592,703
6.910%, 3M LIBOR + 1.650%, 10/15/31 (144A) (a)	250,000	245,559
Service Experts Issuer LLC 2.670%, 02/02/32 (144A)	845,319	767,280
SG Mortgage Securities Trust 5.360%, 1M LIBOR + 0.210%, 10/25/36 (a)	570,000	390,815
Signal Peak CLO, Ltd.
6.420%, 3M LIBOR + 1.160%, 04/17/34 (144A) (a)	1,750,000	1,709,799
6.750%, 3M LIBOR + 1.500%, 04/20/29 (144A) (a)	1,412,000	1,397,694
7.060%, 3M LIBOR + 1.800%, 04/17/34 (144A) (a)	490,000	474,219
Silver Creek CLO, Ltd. 6.490%, 3M LIBOR + 1.240%, 07/20/30 (144A) (a)	1,145,797	1,140,029
Sixth Street CLO XIX, Ltd. 6.350%, 3M LIBOR + 1.100%, 07/20/34 (144A) (a)	2,890,000	2,835,445
Sound Point CLO, Ltd.
6.173%, 3M LIBOR + 0.900%, 01/23/29 (144A) (a)	111,718	110,734
6.338%, 3M LIBOR + 1.070%, 01/26/31 (144A) (a)	500,000	494,442
6.535%, 3M LIBOR + 1.280%, 01/25/32 (144A) (a)	350,000	344,691
7.300%, 3M LIBOR + 2.050%, 10/20/28 (144A) (a)	780,000	777,974
Soundview Home Loan Trust 5.945%, 1M LIBOR + 0.795%, 01/25/35 (a)	14,646	13,514
Steele Creek CLO, Ltd. 6.510%, 3M LIBOR + 1.250%, 10/15/30 (144A) (a)	636,733	629,887
Symphony CLO, Ltd.
6.330%, 3M LIBOR + 1.080%, 04/20/33 (144A) (a)	398,000	391,289
6.860%, 3M LIBOR + 1.600%, 01/15/34 (144A) (a)	250,000	244,553
TCI-Flatiron CLO, Ltd. 6.290%, 3M LIBOR + 0.960%, 11/18/30 (144A) (a)	581,725	576,520
TCW CLO AMR, Ltd. 6.538%, 3M LIBOR + 1.220%, 08/16/34 (144A) (a)	250,000	244,652
TIAA CLO III, Ltd. 6.410%, 3M LIBOR + 1.150%, 01/16/31 (144A) (a)	550,316	546,118
TICP CLO, Ltd.
6.380%, 3M LIBOR + 1.120%, 01/15/34 (144A) (a)	820,000	806,051
6.430%, 3M LIBOR + 1.170%, 07/15/34 (144A) (a)	250,000	246,166
Trestles CLO, Ltd.
6.431%, 3M LIBOR + 1.170%, 07/21/34 (144A) (a)	1,170,000	1,153,762
8.155%, 3M LIBOR + 2.900%, 04/25/32 (144A) (a)	250,000	235,671
Tricon American Homes Trust
4.564%, 05/17/37 (144A)	260,000	249,187
4.960%, 05/17/37 (144A)	180,000	173,203
Tricon Residential Trust
3.692%, 07/17/38 (144A)	795,000	689,251
4.133%, 07/17/38 (144A)	639,000	554,201
Trinitas CLO, Ltd.
6.662%, 3M LIBOR + 1.400%, 10/18/31 (144A) (a)	160,000	154,716
7.255%, 3M LIBOR + 2.000%, 01/25/34 (144A) (a)	560,000	545,620
Venture 32 CLO, Ltd. 6.332%, 3M LIBOR + 1.070%, 07/18/31 (144A) (a)	420,000	414,442

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
VOLT CVI LLC 2.734%, 12/26/51 (144A) (l)	1,746,075	$1,563,559
Voya CLO, Ltd.
6.290%, 3M LIBOR + 1.040%, 04/20/34 (144A) (a)	357,000	349,682
6.320%, 3M LIBOR + 1.060%, 04/15/31 (144A) (a)	1,989,000	1,970,721
6.390%, 3M LIBOR + 1.130%, 10/15/30 (144A) (a)	927,668	921,380
Voya Euro CLO DAC
4.927%, 3M EURIBOR + 1.750%, 04/15/35 (144A) (EUR) (a)	340,000	351,749
6.277%, 3M EURIBOR + 3.100%, 04/15/35 (144A) (EUR) (a)	250,000	247,666
Washington Mutual Asset-Backed Certificates Trust
4.028%, 1M LIBOR + 0.310%, 10/25/36 (a)	529,597	395,439
5.510%, 1M LIBOR + 0.360%, 09/25/36 (a)	1,690,125	478,530
Whitebox CLO, Ltd.
8.323%, 3M LIBOR + 3.050%, 07/24/32 (144A) (a)	500,000	473,806
8.610%, 3M LIBOR + 3.350%, 10/15/34 (144A) (a)	250,000	236,575
11.673%, 3M LIBOR + 6.400%, 07/24/32 (144A) (a)	250,000	220,022
12.110%, 3M LIBOR + 6.850%, 10/15/34 (144A) (a)	250,000	237,827

		228,436,154

Asset-Backed - Student Loan—0.8%
College Avenue Student Loans LLC
2.420%, 06/25/52 (144A)	183,888	158,963
2.720%, 06/25/52 (144A)	100,000	85,285
4.110%, 07/26/55 (144A)	100,000	83,826
Navient Private Education Loan Trust 6.093%, 1M LIBOR + 0.900%, 11/15/68 (144A) (a)	321,457	316,083
Navient Private Education Refi Loan Trust
2.610%, 04/15/60 (144A)	280,000	252,138
2.690%, 07/15/69 (144A)	450,000	371,414
3.480%, 04/15/60 (144A)	710,000	623,309
4.000%, 04/15/60 (144A)	230,000	205,591
Nelnet Student Loan Trust
2.530%, 04/20/62 (144A)	2,102,119	1,667,166
2.680%, 04/20/62 (144A)	3,120,000	2,517,856
2.850%, 04/20/62 (144A)	3,661,000	2,999,161
2.900%, 04/20/62 (144A)	1,640,000	1,347,017
3.360%, 04/20/62 (144A)	110,000	89,754
3.500%, 04/20/62 (144A)	170,000	138,644
3.570%, 04/20/62 (144A)	142,000	116,821
3.750%, 04/20/62 (144A)	277,000	231,512
4.380%, 04/20/62 (144A)	100,000	79,720
4.440%, 04/20/62 (144A)	160,000	129,545
4.750%, 04/20/62 (144A)	260,000	213,429
4.930%, 04/20/62 (144A)	374,000	314,957
Prodigy Finance DAC
6.454%, 1M TSFR + 1.364%, 07/25/51 (144A) (a)	477,539	471,455
7.704%, 1M TSFR + 2.614%, 07/25/51 (144A) (a)	109,993	108,950
Scholar Funding Trust 5.828%, 1M LIBOR + 0.650%, 01/30/45 (144A) (a)	2,740,552	2,643,070
SLM Private Credit Student Loan Trust 5.882%, 3M LIBOR + 0.330%, 03/15/24 (a)	14,256	14,218
SLM Private Education Loan Trust 9.943%, 1M LIBOR + 4.750%, 10/15/41 (144A) (a)	2,621,847	2,735,098

Asset-Backed - Student Loan—(Continued)
SMB Private Education Loan Trust
2.300%, 01/15/53 (144A)	150,000	134,013
2.990%, 01/15/53 (144A)	1,759,624	1,507,625
3.000%, 01/15/53 (144A)	120,000	104,278
3.500%, 12/17/40 (144A)	1,340,000	1,277,124
3.860%, 01/15/53 (144A)	1,265,270	1,151,201
3.930%, 01/15/53 (144A)	100,000	91,710

		22,180,933

Total Asset-Backed Securities (Cost $290,773,614)		274,526,865

Mortgage-Backed Securities—5.4%

Collateralized Mortgage Obligations—2.6%
Agate Bay Mortgage Trust
3.514%, 06/25/45 (144A) (a)	104,000	63,532
3.538%, 04/25/45 (144A) (a)	150,000	97,997
3.672%, 01/25/45 (144A) (a)	130,000	84,205
Ajax Mortgage Loan Trust
Zero Coupon, 02/26/57 (144A)	30,608	27,670
Zero Coupon, 12/25/57 (144A) (a)	35,786	17,621
Zero Coupon, 04/25/58 (144A)	17,398	17,371
Zero Coupon, 06/25/58 (144A) (a)	773	752
Zero Coupon, 11/25/58 (144A)	64,164	42,210
Zero Coupon, 09/25/59 (144A)	2,163,397	1,717,224
Zero Coupon, 11/25/59 (144A)	335,024	306,280
Zero Coupon, 12/25/59 (144A)	1,713,769	1,073,148
1.740%, 12/25/60 (144A) (a)	4,008,572	3,389,762
1.875%, 06/25/61 (144A) (l)	13,641,280	12,419,839
2.000%, 03/25/60 (144A) (l)	4,323,225	3,932,008
2.115%, 01/25/61 (144A) (l)	1,886,911	1,761,887
2.250%, 06/25/60 (144A) (l)	663,090	634,311
2.250%, 09/27/60 (144A) (l)	120,322	117,374
2.375%, 12/25/59 (144A) (l)	3,179,626	3,169,782
2.693%, 12/25/60 (144A) (a)	744,000	603,649
2.940%, 12/25/60 (144A) (a)	293,000	231,457
3.500%, 12/25/59 (144A) (l)	732,499	726,821
3.729%, 12/25/60 (144A) (a)	449,000	359,804
4.250%, 09/25/59 (144A) (l)	435,065	415,733
4.875%, 09/25/59 (144A) (l)	6,729	6,662
6.000%, 09/25/59 (144A) (l)	271,479	268,101
Alternative Loan Trust
5.347%, 1M LIBOR + 0.190%, 03/20/47 (a)	865,469	708,557
5.357%, 1M LIBOR + 0.200%, 07/20/46 (a)	1,452,252	1,158,866
5.420%, 1M LIBOR + 0.350%, 06/25/35 (a)	937,731	764,684
5.430%, 1M LIBOR + 0.280%, 04/25/47 (a)	406,098	359,843
5.500%, 04/25/37	537,494	290,490
5.530%, 1M LIBOR + 0.380%, 10/25/46 (a)	558,345	507,523
5.610%, 1M LIBOR + 0.460%, 11/25/36 (a)	527,189	454,967
5.706%, 12M MTA + 1.730%, 11/25/46 (a)	1,621,272	1,268,306
6.000%, 04/25/37	90,709	44,409
6.000%, 05/25/37	1,982,971	1,028,382
American Home Mortgage Assets Trust 4.916%, 12M MTA + 0.940%, 10/25/46 (a)	323,620	225,575

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
APS Resecuritization Trust 8.000%, 1M LIBOR + 2.850%, 09/27/46 (144A) (a)	335,799	$335,171
Barclays Mortgage Trust 2.000%, 11/25/51 (144A) (l)	3,358,241	2,992,558
Bear Stearns Asset-Backed Securities Trust
6.250%, 12/25/35 (l)	1,227,468	821,481
6.250%, 02/25/36 (l)	1,511,071	915,147
Chase Mortgage Finance Trust 6.000%, 12/25/37	6,235,719	2,796,702
CHL Mortgage Pass-Through Trust 4.936%, 12M MTA + 0.960%, 04/25/46 (a)	3,102,478	972,531
Credit Suisse Mortgage Capital Certificates
2.436%, 02/25/61 (144A) (a)	1,781,055	1,642,390
6.500%, 10/27/37 (144A)	2,614,614	1,097,755
CSFB Mortgage-Backed Pass-Through Certificates 6.250%, 1M LIBOR + 1.350%, 11/25/35 (a)	409,171	95,113
Deutsche ALT-A Securities Mortgage Loan Trust 5.490%, 1M LIBOR + 0.340%, 08/25/47 (a)	277,708	246,946
GreenPoint Mortgage Funding Trust 5.976%, 12M MTA + 2.000%, 03/25/36 (a)	90,059	86,636
GS Mortgage-Backed Securities Corp. Trust 4.379%, 11/25/49 (144A) (a)	252,922	217,443
GSR Mortgage Loan Trust 6.000%, 07/25/37	374,175	247,559
HarborView Mortgage Loan Trust 5.567%, 1M LIBOR + 0.410%, 12/19/36 (a)	1,115,867	926,937
Impac Secured Assets Trust 5.490%, 1M LIBOR + 0.340%, 11/25/36 (a)	157,236	135,837
IndyMac INDX Mortgage Loan Trust 3.377%, 09/25/37 (a)	637,103	413,062
JPMorgan Alternative Loan Trust
4.414%, 05/25/37 (a)	139,314	126,102
5.570%, 1M LIBOR + 0.420%, 03/25/37 (a)	698,551	633,752
JPMorgan Mortgage Trust
0.267%, 02/25/52 (144A) (a) (b)	9,114,646	120,085
0.500%, 02/25/52 (144A) (a) (b)	9,115,434	234,920
2.500%, 02/25/52 (144A) (a)	7,113,202	5,677,376
3.020%, 02/25/52 (144A) (a)	126,855	52,999
3.267%, 02/25/52 (144A) (a)	971,669	726,093
6.500%, 08/25/36	185,265	66,042
Legacy Mortgage Asset Trust
1.750%, 04/25/61 (144A) (l)	2,952,709	2,730,753
2.734%, 01/25/60 (144A) (l)	107,936	106,960
MASTR Resecuritization Trust 4.625%, 08/25/37 (144A) (a)	222,057	101,313
Merrill Lynch Mortgage Investors Trust 4.083%, 05/25/36 (a)	463,167	339,419
MFA Trust 3.514%, 04/25/65 (144A) (a)	540,000	398,548
Mortgage Loan Resecuritization Trust 5.510%, 1M LIBOR + 0.340%, 04/16/36 (144A) (a)	813,991	771,029
New Residential Mortgage Loan Trust 4.250%, 12/25/57 (144A) (a)	216,399	203,971
New York Mortgage Loan Trust 2.944%, 10/25/60 (144A) (a)	1,932,637	1,904,255

Collateralized Mortgage Obligations—(Continued)
Nomura Asset Acceptance Corp. Alternative Loan Trust 7.134%, 05/25/36 (l)	220,145	48,487
Preston Ridge Partners Mortgage LLC 2.951%, 10/25/25 (144A) (l)	1,003,125	989,010
RFMSI Trust 5.224%, 08/25/36 (a)	792,492	552,163
RMF Buyout Issuance Trust 3.690%, 11/25/31 (144A) (a)	509,000	418,979
Seasoned Credit Risk Transfer Trust
Zero Coupon, 07/25/56 (144A) (m)	785,370	83,136
0.725%, 07/25/56 (144A) (a) (b)	968,597	97,798
3.561%, 05/25/57 (a)	158,813	60,157
Seasoned Loans Structured Transaction Trust 4.750%, 09/25/60 (144A) (a)	2,550,000	2,454,917
Sequoia Mortgage Trust 3.723%, 07/20/37 (a)	151,730	121,905
Structured Adjustable Rate Mortgage Loan Trust
3.853%, 04/25/36 (a)	176,904	106,819
4.197%, 04/25/47 (a)	509,939	243,473
Structured Asset Mortgage Investments Trust
5.530%, 1M LIBOR + 0.380%, 06/25/36 (a)	786,308	672,651
5.570%, 1M LIBOR + 0.420%, 05/25/46 (a)	135,321	90,371
5.610%, 1M LIBOR + 0.460%, 02/25/36 (a)	610,608	530,248
TVC Mortgage Trust 3.474%, 09/25/24 (144A)	3,196	3,187
VISIO Trust 3.910%, 11/25/54 (144A) (a)	169,000	119,615
Vista Point Securitization Trust 4.900%, 04/25/65 (144A) (a)	100,000	85,259
Voyager OPTONE Delaware Trust 4.045%, 02/25/38 (144A) (a) (b)	2,993,891	713,666
WaMu Mortgage Pass-Through Certificates Trust 4.726%, 12M MTA + 0.750%, 06/25/47 (a)	411,917	334,375

		74,159,903

Commercial Mortgage-Backed Securities—2.8%
1211 Avenue of the Americas Trust 4.280%, 08/10/35 (144A) (a)	230,000	191,626
ACEN Mortgage Trust 8.293%, 1M LIBOR + 3.100%, 04/15/34 (144A) (a)	453,000	324,556
Arbor Multifamily Mortgage Securities Trust 1.750%, 05/15/53 (144A)	126,000	65,616
Ashford Hospitality Trust 7.419%, 1M LIBOR + 2.225%, 04/15/35 (144A) (a)	138,000	132,480
Atrium Hotel Portfolio Trust 7.393%, 1M LIBOR + 2.200%, 12/15/36 (144A) (a)	1,295,000	1,170,929
BAMLL Commercial Mortgage Securities Trust
3.716%, 04/14/33 (144A) (a)	250,000	211,096
6.594%, 1M LIBOR + 1.400%, 11/15/33 † (144A) (a)	510,000	443,099
6.694%, 1M LIBOR + 1.500%, 11/15/32 † (144A) (a)	300,000	275,603
7.194%, 1M LIBOR + 2.000%, 11/15/32 † (144A) (a)	630,000	521,241
BANK 0.467%, 09/15/62 (a) (b)	8,619,000	167,799
Bank of America Merrill Lynch Commercial Mortgage Trust
0.735%, 02/15/50 (a) (b)	4,070,000	77,931

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Bank of America Merrill Lynch Commercial Mortgage Trust
1.392%, 02/15/50 (144A) (a) (b)	2,000,000	$76,921
Barclays Commercial Mortgage Trust 6.066%, 1M LIBOR + 0.872%, 03/15/37 (144A) (a)	280,000	252,154
Bayview Commercial Asset Trust
5.525%, 1M LIBOR + 0.375%, 10/25/36 (144A) (a)	85,594	78,944
5.555%, 1M LIBOR + 0.405%, 03/25/37 (144A) (a)	132,493	118,836
5.600%, 1M LIBOR + 0.450%, 01/25/36 (144A) (a)	62,096	56,769
5.600%, 1M LIBOR + 0.450%, 10/25/36 (144A) (a)	87,095	80,516
5.690%, 1M LIBOR + 0.540%, 04/25/36 (144A) (a)	68,757	61,897
5.825%, 1M LIBOR + 0.675%, 01/25/36 (144A) (a)	46,227	42,258
6.650%, 1M LIBOR + 1.500%, 12/25/37 (144A) (a)	1,063,166	902,213
BB-UBS Trust
0.730%, 11/05/36 (144A) (a) (b)	85,480,000	599,420
4.160%, 11/05/36 (144A) (a)	330,000	296,719
Beast Mortgage Trust
6.362%, 1M TSFR + 1.214%, 04/15/36 (144A) (a)	604,000	576,216
6.612%, 1M TSFR + 1.464%, 04/15/36 (144A) (a)	751,000	715,670
6.862%, 1M TSFR + 1.714%, 04/15/36 (144A) (a)	697,000	657,605
7.362%, 1M TSFR + 2.214%, 04/15/36 (144A) (a)	589,000	549,369
8.162%, 1M TSFR + 3.014%, 04/15/36 (144A) (a)	576,000	543,342
9.062%, 1M TSFR + 3.914%, 04/15/36 (144A) (a)	641,000	604,356
10.164%, 1M TSFR + 5.017%, 04/15/36 (144A) (a)	454,000	427,936
Benchmark Mortgage Trust
1.189%, 03/15/52 (a) (b)	3,476,952	151,312
1.376%, 02/15/54 (a) (b)	5,095,484	329,078
BFLD Trust 8.893%, 1M LIBOR + 3.700%, 10/15/35 (144A) (a)	663,000	235,477
BHMS Mortgage Trust 6.443%, 1M LIBOR + 1.250%, 07/15/35 (144A) (a)	260,000	253,478
BPR Trust 8.793%, 1M LIBOR + 3.600%, 09/15/38 (144A) (a)	492,000	453,542
BWAY Mortgage Trust
3.446%, 03/10/33 (144A)	1,495,000	1,360,221
3.454%, 03/10/33 (144A)	1,847,304	1,710,427
3.633%, 03/10/33 (144A)	600,000	543,355
BX Commercial Mortgage Trust
2.843%, 03/09/44 (144A) (a)	897,000	740,613
6.172%, 1M TSFR + 1.024%, 02/15/33 (144A) (a)	2,391,915	2,325,157
7.412%, 1M TSFR + 2.264%, 02/15/33 (144A) (a)	1,466,417	1,426,150
7.512%, 1M TSFR + 2.364%, 01/15/34 (144A) (a)	253,189	243,648
7.562%, 1M TSFR + 2.414%, 10/15/36 (144A) (a)	3,944,000	3,869,300
7.912%, 1M TSFR + 2.764%, 10/15/36 (144A) (a)	2,955,292	2,854,827
7.994%, 1M LIBOR + 2.800%, 06/15/38 (144A) (a)	669,405	633,281
8.262%, 1M TSFR + 3.114%, 01/15/34 (144A) (a)	388,825	370,879
9.512%, 1M TSFR + 4.364%, 02/15/33 (144A) (a)	979,005	952,624
BX Trust
3.202%, 12/09/41 (144A)	168,000	143,566
4.076%, 12/09/41 (144A) (a)	2,772,000	2,272,761
7.088%, 1M LIBOR + 1.895%, 10/15/36 (144A) (a)	344,000	328,464
7.662%, 1M TSFR + 2.514%, 02/15/36 (144A) (a)	1,920,000	1,761,869
7.690%, 1M LIBOR + 2.690%, 05/15/38 (144A) (a)	920,000	917,693
8.262%, 1M TSFR + 3.114%, 02/15/36 (144A) (a)	1,074,120	982,970
8.335%, 1M LIBOR + 3.142%, 10/15/36 (144A) (a)	694,000	639,575

Commercial Mortgage-Backed Securities—(Continued)
BXP Trust
2.868%, 01/15/44 (144A) (a)	327,000	196,414
3.670%, 08/13/37 (144A) (a)	760,000	520,939
Cassia SRL 5.883%, 3M EURIBOR + 2.500%, 05/22/34 (144A) (EUR) (a)	1,267,640	1,321,110
CD Commercial Mortgage Trust
3.631%, 02/10/50	350,000	318,449
3.956%, 08/15/50 (a)	363,000	315,872
CFCRE Commercial Mortgage Trust 0.852%, 05/10/58 (a) (b)	2,370,000	41,408
CFK Trust 4.791%, 01/15/39 (144A) (a)	728,000	625,304
Citigroup Commercial Mortgage Trust
0.912%, 11/10/42 (144A) (a) (b)	7,730,000	363,801
4.889%, 05/10/36 (144A) (a)	1,107,000	1,097,666
Cold Storage Trust 7.959%, 1M LIBOR + 2.766%, 11/15/37 (144A) (a)	1,582,615	1,550,796
Commercial Mortgage Trust
0.168%, 02/10/35 (144A) (a) (b)	60,958,000	84,649
3.285%, 10/10/36 (144A) (a)	270,000	207,558
4.813%, 02/10/47 (a)	143,000	124,491
Credit Suisse Mortgage Capital Certificates Trust
3.904%, 11/10/32 (144A) (a)	301,000	137,106
6.143%, 1M LIBOR + 0.950%, 12/15/30 (144A) (a)	280,000	267,403
10.055%, 1M LIBOR + 4.862%, 10/15/37 (144A) (a)	587,000	524,007
Credit Suisse Mortgage Trust 8.694%, 1M LIBOR + 3.500%, 11/15/38 (144A) (a)	191,000	185,370
CSAIL Commercial Mortgage Trust
0.260%, 11/15/50 (a) (b)	3,940,000	39,665
0.698%, 09/15/52 (a) (b)	4,150,000	117,580
1.490%, 09/15/52 (a) (b)	3,084,476	167,954
1.708%, 06/15/52 (a) (b)	7,052,539	472,275
4.237%, 06/15/52 (a)	70,000	54,989
DBJPM Mortgage Trust
1.000%, 06/10/50 (a) (b)	2,060,000	64,997
3.276%, 05/10/49	240,000	222,880
DBUBS Mortgage Trust 3.648%, 10/10/34 (144A) (a)	1,257,563	954,336
ELP Commercial Mortgage Trust 8.310%, 1M LIBOR + 3.116%, 11/15/38 (144A) (a)	994,000	916,734
Extended Stay America Trust
7.444%, 1M LIBOR + 2.250%, 07/15/38 (144A) (a)	722,803	702,394
8.044%, 1M LIBOR + 2.850%, 07/15/38 (144A) (a)	1,301,046	1,261,045
8.894%, 1M LIBOR + 3.700%, 07/15/38 (144A) (a)	574,388	545,637
GCT Commercial Mortgage Trust 7.543%, 1M LIBOR + 2.350%, 02/15/38 (144A) (a)	100,000	60,079
GS Mortgage Securities Corp. II Trust 5.366%, 05/03/32 (144A)	840,000	813,196
GS Mortgage Securities Corp. Trust
2.856%, 05/10/34 (144A)	710,000	539,600
8.629%, 1M LIBOR + 3.435%, 11/15/36 (144A) (a)	121,000	114,019
GS Mortgage Securities
1.835%, 12/12/53 (144A) (a) (b)	3,106,195	272,265
3.932%, 10/10/35 (144A) (a)	200,000	164,105
3.934%, 11/10/52 (a)	60,000	45,431

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
GS Mortgage Securities
4.529%, 04/10/47 (a)	50,000	$46,834
4.558%, 07/10/48 (a)	110,000	97,955
HMH Trust 3.062%, 07/05/31 (144A)	1,210,000	1,125,300
HONO Mortgage Trust
8.543%, 1M LIBOR + 3.350%, 10/15/36 (144A) (a)	287,000	261,766
9.593%, 1M LIBOR + 4.400%, 10/15/36 (144A) (a)	263,000	238,133
Hudson Yards Mortgage Trust 3.041%, 12/10/41 (144A) (a)	662,050	434,514
IMT Trust
3.478%, 06/15/34 (144A)	540,000	521,579
3.613%, 06/15/34 (144A) (a)	570,000	540,765
JPMBB Commercial Mortgage Securities Trust
0.694%, 05/15/48 (a) (b)	553,623	4,552
0.946%, 09/15/47 (a) (b)	1,195,013	6,436
4.290%, 12/15/48 (144A) (a)	300,000	227,982
JPMDB Commercial Mortgage Securities Trust 0.750%, 12/15/49 (144A) (a) (b)	2,067,000	42,032
JPMorgan Chase Commercial Mortgage Securities Corp.
7.712%, 1M TSFR + 2.564%, 04/15/38 (144A) (a)	1,030,000	988,921
8.212%, 1M TSFR + 3.064%, 04/15/38 (144A) (a)	450,000	430,989
JPMorgan Chase Commercial Mortgage Securities Trust
0.652%, 04/15/46 (a) (b)	4,900,000	56
0.750%, 08/15/49 (144A) (a) (b)	5,300,000	103,387
4.050%, 09/15/50	110,000	90,216
6.403%, 1M LIBOR + 1.210%, 06/15/35 (144A) (a)	310,107	287,494
6.962%, 1M TSFR + 1.814%, 04/15/38 (144A) (a)	787,000	760,057
7.353%, 1M LIBOR + 2.160%, 07/15/36 (144A) (a)	570,000	546,897
7.964%, 1M LIBOR + 2.770%, 10/15/33 (144A) (a)	180,000	150,528
8.687%, 1M TSFR + 3.540%, 04/15/37 (144A) (a)	916,733	793,708
KKR Industrial Portfolio Trust 7.312%, 1M TSFR + 2.164%, 12/15/37 (144A) (a)	420,000	401,006
KNDL Mortgage Trust 7.143%, 1M LIBOR + 1.950%, 05/15/36 (144A) (a)	865,000	851,003
Lehman Brothers Small Balance Commercial Mortgage Trust
5.400%, 1M LIBOR + 0.250%, 03/25/37 (144A) (a)	19,982	19,996
5.600%, 1M LIBOR + 0.450%, 09/25/36 (144A) (a)	225,499	213,442
Life Mortgage Trust 7.612%, 1M TSFR + 2.464%, 03/15/38 (144A) (a)	673,335	637,405
LSTAR Commercial Mortgage Trust
0.953%, 03/10/50 (144A) (a) (b)	639,648	11,148
3.306%, 04/20/48 (144A) (a)	49,514	47,452
LUXE Trust 7.943%, 1M LIBOR + 2.750%, 10/15/38 (144A) (a)	100,000	96,075
Med Trust 10.444%, 1M LIBOR + 5.250%, 11/15/38 (144A) (a)	4,419,628	4,137,833
MF1 9.367%, 1M TSFR + 4.220%, 12/15/34 (144A) (a)	163,000	151,474
MFT Trust 3.593%, 02/10/42 (144A) (a)	350,781	224,198
MHC Commercial Mortgage Trust
7.362%, 1M TSFR + 2.215%, 04/15/38 (144A) (a)	1,842,000	1,786,570
7.862%, 1M TSFR + 2.715%, 04/15/38 (144A) (a)	193,000	187,285
Morgan Stanley Bank of America Merrill Lynch Trust
1.328%, 12/15/47 (144A) (a) (b)	1,810,000	29,534

Commercial Mortgage-Backed Securities—(Continued)
Morgan Stanley Bank of America Merrill Lynch Trust
4.668%, 10/15/48 (a)	170,000	150,260
Morgan Stanley Capital Trust
1.173%, 03/15/52 (a) (b)	2,331,599	100,159
2.308%, 06/15/50 (144A) (a) (b)	1,190,000	80,848
7.743%, 1M LIBOR + 2.550%, 07/15/35 (144A) (a)	10,000	9,736
MSCG Trust 7.344%, 1M LIBOR + 2.150%, 10/15/37 (144A) (a)	111,492	107,531
Natixis Commercial Mortgage Securities Trust
4.404%, 06/17/38 (144A)	265,000	245,898
6.143%, 1M LIBOR + 0.950%, 06/15/35 (144A) (a)	77,936	73,559
Olympic Tower Mortgage Trust
0.511%, 05/10/39 (144A) (a) (b)	13,300,000	175,494
4.077%, 05/10/39 (144A) (a)	1,049,000	607,940
One Market Plaza Trust
Zero Coupon, 02/10/32 (144A) (a) (b)	21,110,000	211
0.218%, 02/10/32 (144A) (a) (b)	4,222,000	4,644
One New York Plaza Trust 7.943%, 1M LIBOR + 2.750%, 01/15/36 (144A) (a)	160,000	122,898
Park Avenue Mortgage Trust
6.719%, 1M LIBOR + 1.536%, 09/15/34 (144A) (a)	500,000	441,895
7.301%, 1M LIBOR + 2.119%, 09/15/34 (144A) (a)	1,473,000	1,260,287
Park Avenue Trust
0.271%, 06/05/37 (144A) (a) (b)	5,000,000	32,334
3.779%, 06/05/37 (144A) (a)	207,000	143,035
SREIT Trust
7.811%, 1M LIBOR + 2.618%, 11/15/36 (144A) (a)	672,700	640,637
7.818%, 1M LIBOR + 2.625%, 11/15/38 (144A) (a)	890,000	848,696
UBS Commercial Mortgage Trust
1.145%, 12/15/52 (a) (b)	7,128,550	304,233
1.605%, 10/15/52 (a) (b)	6,800,072	447,792
Velocity Commercial Capital Loan Trust
2.520%, 12/26/51 (144A) (a)	2,657,413	2,195,230
2.980%, 02/25/50 (144A) (a)	132,872	109,775
4.240%, 11/25/47 (144A) (a)	67,311	53,647
4.480%, 12/26/51 (144A) (a)	279,662	198,482
5.000%, 11/25/47 (144A) (a)	39,560	30,295
Wells Fargo Commercial Mortgage Trust
1.170%, 12/15/48 (a) (b)	900,697	17,236
1.390%, 08/15/49 (144A) (a) (b)	1,430,000	45,291
1.578%, 05/15/52 (a) (b)	4,797,102	271,031
3.874%, 06/15/36 (144A) (a)	170,000	144,238
4.904%, 01/15/52 (a)	622,000	555,022
7.283%, 1M LIBOR + 2.090%, 02/15/37 (144A) (a)	300,000	284,763
7.933%, 1M LIBOR + 2.740%, 02/15/37 (144A) (a)	260,000	240,832

		77,573,359

Total Mortgage-Backed Securities (Cost $180,036,214)		151,733,262

Foreign Government—1.1%

Banks—0.0%
Bank Gospodarstwa Krajowego 5.375%, 05/22/33 (144A)	309,000	307,162

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government —(Continued)

Security Description	Principal Amount*	Value

Sovereign—1.1%
Benin Government International Bond 4.875%, 01/19/32 (EUR)	139,000	$114,662
Colombia Government International Bonds
3.875%, 04/25/27	200,000	181,084
4.125%, 05/15/51	400,000	238,626
8.000%, 04/20/33	361,000	366,543
Colombian TES
5.750%, 11/03/27 (COP)	2,338,000,000	482,249
7.250%, 10/18/34 (COP)	1,321,000,000	255,390
7.500%, 08/26/26 (COP)	3,737,000,000	840,746
Dominican Republic International Bonds
5.950%, 01/25/27	100,000	97,885
6.875%, 01/29/26	100,000	100,592
Egypt Government International Bonds
7.500%, 02/16/61	200,000	99,856
7.625%, 05/29/32	200,000	115,760
Guatemala Government Bonds
5.250%, 08/10/29 (144A)	73,000	69,372
6.600%, 06/13/36 (144A)	204,000	205,131
Hungary Government International Bond 5.500%, 06/16/34	208,000	201,655
Indonesia Government International Bonds
2.850%, 02/14/30	662,000	587,525
3.050%, 03/12/51	1,965,000	1,435,548
6.750%, 01/15/44	200,000	234,068
Indonesia Treasury Bonds
6.375%, 08/15/28 (IDR)	4,784,000,000	325,207
7.500%, 05/15/38 (IDR)	5,649,000,000	408,322
8.250%, 05/15/29 (IDR)	3,463,000,000	254,462
9.000%, 03/15/29 (IDR)	2,261,000,000	172,138
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	100,000	84,771
Mexican Bonos
7.500%, 06/03/27 (MXN)	13,600,000	755,520
8.500%, 05/31/29 (MXN)	50,910,000	2,944,702
8.500%, 11/18/38 (MXN)	18,290,800	1,040,771
Mexico Government International Bonds
2.659%, 05/24/31	2,305,000	1,916,156
4.500%, 01/31/50	4,504,000	3,667,794
6.338%, 05/04/53	200,000	203,731
Morocco Government International Bond
6.500%, 09/08/33 (144A)	343,000	352,432
Panama Government International Bonds
3.875%, 03/17/28	1,279,000	1,210,723
4.500%, 04/01/56	1,811,000	1,356,844
6.400%, 02/14/35	451,000	469,865
6.853%, 03/28/54	200,000	207,949
Peruvian Government International Bonds
1.862%, 12/01/32	80,000	61,582
2.783%, 01/23/31	21,000	17,952
3.550%, 03/10/51	1,587,000	1,186,298
Philippine Government International Bonds
3.000%, 02/01/28	1,834,000	1,705,253
3.200%, 07/06/46	2,044,000	1,502,962
Republic of Italy Government International Bond 4.250%, 02/14/43 (EUR)	51,000	54,673

Sovereign—(Continued)
Republic of South Africa Government Bonds
5.000%, 10/12/46	200,000	132,600
8.000%, 01/31/30 (ZAR)	19,044,000	893,299
Romania Government International Bonds
2.124%, 07/16/31 (EUR)	37,000	30,554
2.125%, 03/07/28 (EUR)	209,000	197,578
2.500%, 02/08/30 (EUR)	31,000	27,808
2.875%, 03/11/29 (EUR)	29,000	27,490
5.250%, 11/25/27 (144A)	28,000	27,291
Russia Federal Bond - OFZ 6.100%, 07/18/35 (RUB)	59,043,000	220,999
Saudi Government International Bonds
3.450%, 02/02/61	309,000	216,881
4.500%, 04/17/30	200,000	196,260
Ukraine Government International Bonds
4.375%, 01/27/32 (EUR)	194,000	44,950
7.253%, 03/15/35	200,000	46,000
7.375%, 09/25/34 (144A)	274,000	62,632
7.375%, 09/25/34	557,000	127,321
7.750%, 09/01/28	100,000	23,719
7.750%, 09/01/29	294,000	69,663
1.258%, 08/01/41	253,000	98,678
Uruguay Government International Bonds
4.375%, 10/27/27	1,266,587	1,256,748
5.100%, 06/18/50	1,118,733	1,112,750
5.750%, 10/28/34	37,283	40,252

		30,380,272

Total Foreign Government (Cost $35,704,577)		30,687,434

Floating Rate Loans (n)—1.0%

Airlines—0.0%
Kestrel Bidco, Inc. Term Loan B, 8.251%, 3M TSFR + 3.000%, 12/11/26	589	573

Apparel—0.0%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 8.606%, 3M TSFR + 3.250%, 11/24/28	535,936	535,098

Auto Parts & Equipment—0.0%
Emerald Technologies (U.S.) Acquisitionco, Inc. Term Loan, 11.664%, 1M TSFR + 6.250%, 12/29/27	268,614	259,213

Beverages—0.0%
City Brewing Co. LLC Term Loan, 8.760%, 3M LIBOR + 3.500%, 04/05/28	344,858	227,606
Naked Juice LLC 2nd Lien Term Loan, 11.342%, 3M TSFR + 6.000%, 01/24/30	75,000	60,398
Triton Water Holdings, Inc. Term Loan, 8.754%, 3M LIBOR + 3.250%, 03/31/28	167,119	162,147

		450,151

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Building Materials—0.0%
IPS Corp.
Delayed Draw Term Loan, 9.003%, 1M TSFR + 3.750%, 10/02/28 (o)	52,968	$49,353
Term Loan, 8.953%, 1M TSFR + 3.750%, 10/02/28	147,296	137,243

		186,596

Chemicals—0.1%
Aruba Investments, Inc. USD Term Loan, 9.193%, 1M LIBOR + 4.000%, 11/24/27	183,868	178,582
Bakelite US Holdco, Inc. Term Loan, 9.050%, 3M TSFR + 4.000%, 05/29/29	1,188,990	1,171,155
Eastman Chemical Co. 2021 Term Loan B, 10.428%, 1M LIBOR + 5.250%, 11/01/28	396,975	360,585
SCIH Salt Holdings, Inc. Incremental Term Loan B, 9.193%, 1M LIBOR + 4.000%, 03/16/27	369,317	364,239

		2,074,561

Commercial Services—0.3%
AEA International Holdings (Luxembourg) S.a.r.l. Term Loan B, 9.294%, 3M LIBOR + 3.750%, 09/07/28	651,578	650,763
Allied Universal Holdco LLC USD Incremental Term Loan B, 8.953%, 1M TSFR +3.750%, 05/12/28	608,167	590,910
American Auto Auction Group, LLC Term Loan B, 10.392%, 6M TSFR + 5.000%, 12/30/27	251,031	234,714
Caliber Home Loans, Inc. Revolver, 8.549%, 3M LIBOR + 3.250%, 07/24/25 (i) (j)	5,350,000	5,355,885
Digital Room Holdings, Inc. Term Loan, 10.453%, 1M LIBOR + 5.250%, 12/21/28	510,538	467,142
Interface Security Systems LLC Term Loan, 12.193%, 1M LIBOR + 7.000%, 08/07/23 (i) (j)	1,275,580	1,138,455
Signal Parent, Inc. Term Loan B, 8.703%, 1M TSFR + 3.500%, 04/03/28	548,800	443,705
Vaco Holdings LLC Term Loan, 10.587%, 6M TSFR + 5.000%, 01/21/29	275,348	252,030

		9,133,604

Computers—0.1%
Alorica, Inc. Term Loan, 11.978%, 1M TSFR + 6.875%, 12/21/27 † (i) (j)	862,290	851,511

Cosmetics/Personal Care—0.0%
Conair Holdings LLC Term Loan B, 9.288%, 3M LIBOR + 3.750%, 05/17/28	95,105	89,934

Entertainment—0.1%
Bally’s Corp. Term Loan B, 8.396%, 1M LIBOR + 3.250%, 10/02/28	1,982,522	1,941,137

Entertainment—(Continued)
ECL Entertainment LLC Term Loan, 12.717%, 1M TSFR + 7.500%, 05/01/28	476,739	480,910
Herschend Entertainment Company LLC Term Loan, 8.942%, 1M LIBOR + 3.750%, 08/27/28	328,155	329,317
J&J Ventures Gaming LLC Term Loan, 9.538%, 3M LIBOR + 4.000%, 04/26/28	318,203	315,551
Maverick Gaming LLC Term Loan B, 12.976%, 3M LIBOR + 7.500%, 09/03/26	481,003	381,195

		3,448,110

Food—0.1%
BCPE North Star U.S. HoldCo 2, Inc. Term Loan, 9.504%, 3M LIBOR + 4.000%, 06/09/28	788,780	721,733
Shearer’s Foods, Inc. Term Loan, 8.717%, 1M TSFR + 3.500%, 09/23/27	162,418	160,504

		882,237

Hand/Machine Tools—0.0%
Apex Tool Group LLC Term Loan, 10.441%, 3M TSFR + 5.250%, 02/08/29	481,220	448,136

Healthcare-Services—0.0%
Medical Solutions Holdings, Inc. 2nd Lien Term Loan, 12.364%, 3M TSFR + 7.000%, 11/01/29	274,000	244,773
Select Medical Corp. Term Loan B, 7.703%, 1M TSFR + 2.500%, 03/06/25	242,054	241,842

		486,615

Household Products/Wares—0.0%
Kronos Acquisition Holdings, Inc. 1st Lien Term Loan, 11.375%, 3M TSFR + 6.000%, 12/22/26	122,836	120,686

Housewares—0.0%
Springs Windows Fashions LLC Term Loan B, 9.217%, 1M TSFR + 4.000%, 10/06/28	338,713	275,204

Lodging—0.1%
Aimbridge Acquisition Co., Inc.
Incremental Term Loan B, 9.900%, 1M LIBOR + 4.750%, 02/02/26	150,449	147,816
Term Loan B, 8.898%, 1M LIBOR + 3.750%, 02/02/26	370,421	360,697
Fertitta Entertainment LLC Term Loan B, 9.103%, 1M TSFR + 4.000%, 01/27/29	1,538,185	1,522,081
Spectacle Gary Holdings LLC Term Loan B, 9.443%, 1M LIBOR + 4.250%, 12/10/28	1,452,839	1,408,044

		3,438,638

Machinery-Diversified—0.0%
Davis-Standard LLC Term Loan, 10.989%, 6M TSFR + 5.750%, 12/10/28	349,371	340,636

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Floating Rate Loans (n)—(Continued)

Security Description	Principal Amount*	Value

Machinery-Diversified—(Continued)
Hydrofarm Holdings LLC Term Loan, 10.693%, 1M LIBOR + 5.500%, 09/27/28	373,315	$313,585

		654,221

Media—0.1%
DirecTV Financing LLC Term Loan, 10.217%, 1M LIBOR + 5.000%, 08/02/27	335,740	328,965
Gray Television, Inc. Term Loan D, 8.275%, 1M TSFR + 3.000%, 12/01/28	990,910	971,587

		1,300,552

Mining—0.0%
American Rock Salt Co. LLC Term Loan, 9.217%, 1M TSFR + 4.000%, 06/09/28	96,636	90,838

Pipelines—0.0%
DT Midstream, Inc. Term Loan B, 7.193%, 1M LIBOR + 2.000%, 06/26/28	129,511	129,803

Retail—0.0%
Park River Holdings, Inc. Term Loan, 8.522%, 6M LIBOR + 3.250%, 12/28/27	89,542	86,129
Tory Burch LLC Term Loan B, 8.693%, 1M LIBOR + 3.500%, 04/16/28	595,840	575,581
WOOF Holdings, Inc. 1st Lien Term Loan, 8.954%, 1M TSFR + 3.750%, 12/21/27	141,047	138,579

		800,289

Software—0.0%
ConnectWise LLC Term Loan B, 8.693%, 1M LIBOR + 3.500%, 09/29/28	857,911	837,536

Telecommunications—0.1%
Connect Finco S.a.r.l. Term Loan B, 8.700%, 1M LIBOR + 3.500%, 12/11/26	1,429,053	1,431,137
Intelsat Jackson Holdings S.A. Exit Term Loan B, 9.300%, 6M TSFR + 4.250%, 02/01/29	1,178	1,173

		1,432,310

Total Floating Rate Loans (Cost $28,932,773)		27,926,416

Municipals—0.7%
Security Description	Shares/ Principal Amount*	Value
American Municipal Power, Inc., Build America Bond 8.084%, 02/15/50	510,000	689,848
Bay Area Toll Bridge Authority, Build America Bond 7.043%, 04/01/50	1,215,000	1,559,636
Los Angeles, CA Community College District, Build America Bond 6.600%, 08/01/42	785,000	950,210
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	2,020,000	2,284,583
Massachusetts Housing Finance Agency 4.500%, 12/01/48	275,000	260,358
Metropolitan Transportation Authority, Build America Bonds
6.668%, 11/15/39	170,000	180,401
6.814%, 11/15/40	330,000	357,070
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	455,000	519,312
New Jersey Turnpike Authority 7.414%, 01/01/40	492,000	616,254
New York City Municipal Water Finance Authority 5.882%, 06/15/44	270,000	303,138
New York State Dormitory Authority, Build America Bond 5.389%, 03/15/40	355,000	365,451
Port Authority of New York & New Jersey 4.960%, 08/01/46	1,350,000	1,320,079
San Antonio, TX Electric & Gas Systems Revenue, Build America Bond 5.808%, 02/01/41	875,000	953,702
State of California 4.600%, 04/01/38	3,765,000	3,609,166
State of California General Obligation Unlimited, Build America Bond 7.550%, 04/01/39	780,000	982,646
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	3,010,000	2,957,949
State of Texas 5.517%, 04/01/39	820,000	878,677
University of California 4.858%, 05/15/2112	239,000	212,303

Total Municipals (Cost $21,727,738)		19,000,783

Preferred Stocks—0.2%

Home Builders—0.1%
Dream Finders Homes, Inc., 9.000%, 09/08/26 † (i) (j) (p)	2,628	2,388,195

IT Services—0.1%
Versa Networks, Inc. - Series E, 12.000% † (h) (i) (j) (p)	678,151	2,122,613

Software—0.0%
Lessen, Inc. - Series C † (i) (j) (p)	23,458	218,863

Total Preferred Stocks (Cost $4,884,399)		4,729,671

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—0.1%

Security Description	Shares/ Principal Amount*	Value

Chemicals—0.0%
Element Solutions, Inc.	13,168	$252,826

Energy Equipment & Services—0.0%
Halliburton Co.	7,604	250,856
Transocean Ltd. (p)	68,013	476,771

		727,627

Financial Services—0.0%
Mr. Cooper Group, Inc. (p)	4,073	206,257

Hotel & Resort REITs—0.0%
DiamondRock Hospitality Co.	27,174	217,664
Park Hotels & Resorts, Inc. (e)	12,821	164,365
Service Properties Trust	33,695	292,809
Sunstone Hotel Investors, Inc. (e)	11,698	118,384
Xenia Hotels & Resorts, Inc.	14,981	184,416

		977,638

Hotels, Restaurants & Leisure—0.0%
Caesars Entertainment, Inc. (p)	2,213	112,797
Genius Sports, Ltd. (p)	118,626	734,295

		847,092

Machinery—0.0%
Sarcos Technology and Robotics Corp. (g) (p)	6,978	2,243

Oil, Gas & Consumable Fuels—0.1%
California Resources Corp.	7,322	331,613
Chesapeake Energy Corp. (g)	3,429	286,939
Green Plains, Inc. (e) (p)	11,216	361,604
Marathon Petroleum Corp.	1,868	217,809
Phillips 66	2,678	255,427

		1,453,392

Real Estate Management & Development—0.0%
Forestar Group, Inc. (p)	7,291	164,412

Total Common Stocks (Cost $5,055,466)		4,631,487

Convertible Bonds—0.0%

Automobiles—0.0%
FreeWire Technologies, Inc. 14.160%, 03/31/25 † (i) (j)	1,321,198	1,341,016

Energy-Alternate Sources—0.0%
Stem, Inc. 0.500%, 12/01/28	102,000	58,570

Total Convertible Bonds (Cost $1,404,823)		1,399,586

Warrants—0.0%
Security Description	Shares/ Principal Amount*	Value

Automobiles—0.0%
FreeWire Technologies, Inc. Tranche A † (i) (j) (p)	136,947	$52,040
FreeWire Technologies, Inc. Tranche B † (i) (j) (p)	6,847	2,602
FreeWire Technologies, Inc. Tranche B (Unvested) † (i) (j) (p)	130,100	1

		54,643

Health Care Providers & Services—0.0%
Cano Health, Inc. (p)	29,597	6,218

Health Care Technology—0.0%
Pear Therapeutics, Inc. (p)	10,748	12

Hotels, Restaurants & Leisure—0.0%
Sonder Holdings, Inc. (i) (j) (p)	20,820	0

IT Services—0.0%
Versa Networks, Inc.† (i) (j) (p)	83,584	239,050

Machinery—0.0%
Sarcos Technology and Robotics Corp. (p)	102,425	3,595

Software—0.0%
Aurora Innovation, Inc. (p)	2,636	1,213
Embark Technology, Inc. (p)	1,941	28
Latch, Inc.,(p)	6,439	686

		1,927

Special Purpose Acquisition Companies—0.0%
Pivotal Investment Corp. III (p)	5,219	37

Specialty Retail—0.0%
EVgo, Inc. (p)	12,581	7,737

Total Warrants (Cost $333,581)		313,219

Escrow Shares—0.0%

Oil & Gas—0.0%
Chesapeake Energy Corp. (i) (j) (q)	100,000	0

Savings & Loans—0.0%
Washington Mutual Bank (i) (j) (q)	1,247,000	0
Washington Mutual Bank (i) (j) (q)	1,310,000	0
Washington Mutual Bank (i) (j) (q)	2,440,000	0
Washington Mutual Bank (i) (j) (q)	3,780,000	1

		1

Total Escrow Shares (Cost $0)		1

Short-Term Investments—5.9%

Repurchase Agreement—5.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $163,643,351; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $166,884,246.	163,611,991	163,611,991

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investments—(Continued)

Security Description	Shares/ Principal Amount*	Value

Commercial Paper—0.1%
Citibank N.A. 4.060%, 08/01/23	1,842,000	$1,839,862

Total Short-Term Investments (Cost $165,453,991)		165,451,853

Securities Lending Reinvestments (r)—0.0%

Repurchase Agreements—0.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,084; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $204,000.	200,000	200,000
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $220,623; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $224,949.	220,530	220,531

		420,531

Mutual Funds—0.0%
Allspring Government Money Market Fund, Select Class 5.020% (s)	50,000	50,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (s)	50,000	50,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (s)	150,000	150,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (s)	50,000	50,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (s)	150,000	150,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (s)	100,000	100,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (s)	150,000	150,000

		700,000

Total Securities Lending Reinvestments (Cost $1,120,531)		1,120,531

Total Purchased Options—0.5% (t) (Cost $5,321,674)		13,176,003
Total Investments—110.4% (Cost $3,315,667,990)		3,119,766,101
Unfunded Loan Commitments—(0.0)% (Cost $(25,648))		(25,648)
Net Investments—110.4% (Cost $3,315,642,342)		3,119,740,453
Other assets and liabilities (net)—(10.4)%		(294,375,780)

Net Assets—100.0%		$2,825,364,673

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $12,134,493, which is 0.4% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	Interest only security.
(c)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $11,681,147.
(e)	All or a portion of the security was pledged as collateral against open OTC swap contracts, open OTC option contracts and forward foreign currency exchange contracts. As of June 30, 2023, the market value of securities pledged was $5,080,707.
(f)	Principal amount of security is adjusted for inflation.
(g)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $12,199,339 and the collateral received consisted of cash in the amount of $1,120,531 and non-cash collateral with a value of $11,361,726. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(h)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(i)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 0.9% of net assets.
(j)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(k)	Perpetual bond with no specified maturity date.
(l)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(m)	Principal only security.
(n)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(o)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(p)	Non-income producing security.
(q)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(r)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(s)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(t)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $459,544,624, which is 16.3% of net assets.

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Restricted Securities	Acquisition Date	Shares/ Principal Amount	Cost	Value
Alorica, Inc., 11.978%, 12/21/27	01/26/23	862,290	$854,414	$851,511
BAMLL Commercial Mortgage Securities Trust, 7.194%, 11/15/32	12/04/17	630,000	630,000	521,241
BAMLL Commercial Mortgage Securities Trust, 6.694%, 11/15/32	12/04/17	300,000	300,000	275,603
BAMLL Commercial Mortgage Securities Trust, 6.594%, 11/15/33	06/20/19	510,000	509,283	443,099
Dream Finders Homes, Inc.	09/29/21	2,628	2,601,720	2,388,195
FreeWire Technologies, Inc., 14.160%, 03/31/25	04/27/22-03/31/23	1,321,198	1,302,823	1,341,016
FreeWire Technologies, Inc. Tranche A	04/27/22	136,947	—	52,040
FreeWire Technologies, Inc. Tranche B	05/03/23	6,847	—	2,602
FreeWire Technologies, Inc. Tranche B (Unvested)	05/03/23	130,100	—	1
Freed Hotels & Resorts,10.000%,12/02/23	12/06/21	1,124,256	1,117,802	1,066,694
Knollwood CDO, Ltd., 8.411%, 01/10/39	02/10/04	1,118,642	1,118,642	112
Lessen, Inc., 13.104%, 01/05/28	01/05/23	1,727,283	1,663,589	1,606,373
Lessen, Inc. - Series C	01/05/23	23,458	303,694	218,863
Pioneer Midco LLC, 10.500%, 11/18/30	01/27/23	1,026,000	1,008,045	1,005,480
Versa Networks, Inc.	10/14/22	83,584	—	239,050
Versa Networks, Inc. - Series E	10/14/22	678,151	1,978,985	2,122,613

				$12,134,493

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Uniform Mortgage-Backed Securities 15 Yr. Pool	1.500%	TBA	$(672,662)	$(585,076)	$(580,276)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.000%	TBA	(586,000)	(550,010)	(546,628)
Uniform Mortgage-Backed Securities 15 Yr. Pool	3.500%	TBA	(2,200,000)	(2,114,664)	(2,091,633)
Uniform Mortgage-Backed Securities 15 Yr. Pool	4.000%	TBA	(949,000)	(924,033)	(916,044)
Uniform Mortgage-Backed Securities 30 Yr. Pool	1.500%	TBA	(1,171,100)	(903,765)	(904,812)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(16,575,600)	(14,121,842)	(14,073,636)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(14,676,100)	(13,802,173)	(13,784,432)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.500%	TBA	(27,150,400)	(26,188,536)	(26,114,002)
Uniform Mortgage-Backed Securities 30 Yr. Pool	6.000%	TBA	(7,392,000)	(7,477,358)	(7,457,257)

Totals				$(66,667,457)	$(66,468,720)

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	111,000	BNP	07/18/23	USD	75,136	$(1,167)
AUD	215,000	JPMC	07/18/23	USD	142,356	919
AUD	215,000	JPMC	07/18/23	USD	142,356	919
AUD	318,000	JPMC	07/18/23	USD	212,910	(997)
AUD	318,000	JPMC	07/18/23	USD	212,910	(997)
BRL	1,092,952	BNP	07/05/23	USD	218,000	10,259
BRL	1,092,952	BNP	07/05/23	USD	218,000	10,260
BRL	1,367,088	BNP	07/05/23	USD	283,000	2,512
BRL	1,375,006	BNP	07/05/23	USD	283,000	4,166
BRL	686,144	BOA	07/05/23	USD	142,000	1,299
BRL	686,144	BOA	07/05/23	USD	142,000	1,299
BRL	1,713,579	BBP	07/05/23	USD	355,573	2,302
BRL	1,713,579	BBP	07/05/23	USD	355,573	2,302
BRL	700,060	CBNA	07/05/23	USD	142,000	4,205
BRL	700,060	CBNA	07/05/23	USD	142,000	4,205
BRL	701,267	CBNA	07/05/23	USD	145,515	942
BRL	701,267	CBNA	07/05/23	USD	145,515	942
BRL	1,424,775	CBNA	07/05/23	USD	283,000	14,560
BRL	681,229	GSI	07/05/23	USD	141,357	915

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
BRL	681,229	GSI	07/05/23	USD	141,357	$915
BRL	681,383	GSI	07/05/23	USD	141,000	1,305
BRL	681,383	GSI	07/05/23	USD	141,000	1,305
BRL	1,443,147	GSI	07/05/23	USD	299,458	1,939
BRL	1,378,354	JPMC	07/05/23	USD	286,013	1,852
BRL	1,414,151	MSIP	07/05/23	USD	293,441	1,900
BRL	1,722,428	BBP	08/02/23	USD	359,000	(1,046)
BRL	1,722,428	BBP	08/02/23	USD	359,000	(1,046)
CLP	113,349,900	DBAG	07/18/23	USD	141,000	150
CLP	113,349,900	DBAG	07/18/23	USD	141,000	150
CNH	1,002,905	HSBC	07/18/23	USD	141,000	(2,907)
COP	7,490,746,926	BOA	07/05/23	USD	1,788,622	6,952
COP	3,936,097,578	JPMC	07/05/23	USD	939,116	4,389
COP	3,554,649,348	SCB	07/05/23	USD	848,106	3,963
COP	653,266,469	MSIP	12/20/23	USD	151,776	(1,230)
EUR	265,000	CBNA	07/18/23	USD	290,774	(1,424)
EUR	265,000	CBNA	07/18/23	USD	290,774	(1,424)
EUR	259,000	DBAG	07/18/23	USD	283,894	(1,096)
EUR	259,000	DBAG	07/18/23	USD	283,894	(1,096)
EUR	62,000	SCB	07/18/23	USD	66,892	805
EUR	62,000	SCB	07/18/23	USD	66,892	805
GBP	84,000	BNP	07/18/23	USD	105,620	1,069
GBP	84,000	DBAG	07/18/23	USD	105,611	1,079
GBP	169,000	JPMC	07/18/23	USD	213,083	1,565
GBP	169,000	JPMC	07/18/23	USD	213,083	1,565
GBP	1,583,000	SCB	09/20/23	USD	2,014,135	(3,298)
HUF	72,392,310	BOA	07/18/23	USD	213,000	(1,706)
HUF	72,392,310	BOA	07/18/23	USD	213,000	(1,706)
HUF	98,416,200	JPMC	07/18/23	USD	285,000	2,252
HUF	98,416,200	JPMC	07/18/23	USD	285,000	2,252
IDR	1,604,037,000	CBNA	07/18/23	USD	107,000	(23)
IDR	1,604,037,000	CBNA	07/18/23	USD	107,000	(23)
IDR	4,283,568,000	CBNA	07/18/23	USD	288,000	(2,320)
IDR	4,283,568,000	CBNA	07/18/23	USD	288,000	(2,320)
IDR	29,498,747,434	UBSA	09/20/23	USD	1,985,648	(19,327)
INR	17,514,486	CBNA	07/18/23	USD	212,000	1,401
INR	17,514,486	CBNA	07/18/23	USD	212,000	1,401
JPY	31,977,108	CBNA	07/18/23	USD	231,000	(8,960)
KRW	184,372,800	CBNA	07/18/23	USD	142,000	(1,997)
KRW	184,372,800	CBNA	07/18/23	USD	142,000	(1,997)
KRW	184,181,100	JPMC	07/18/23	USD	142,000	(2,142)
KRW	184,181,100	JPMC	07/18/23	USD	142,000	(2,142)
MXN	11,258,216	JPMC	08/31/23	USD	619,264	31,389
MYR	648,882	BBP	07/18/23	USD	141,000	(1,859)
MYR	648,882	BBP	07/18/23	USD	141,000	(1,859)
NOK	767,889	BBP	07/18/23	USD	71,000	573
PLN	587,215	GSI	07/18/23	USD	142,000	2,327
PLN	587,215	GSI	07/18/23	USD	142,000	2,327
THB	9,368,108	CBNA	07/18/23	USD	271,500	(6,943)
THB	9,368,108	CBNA	07/18/23	USD	271,500	(6,943)
TWD	6,580,860	SCB	07/13/23	USD	214,500	(3,012)
TWD	6,580,860	SCB	07/13/23	USD	214,500	(3,012)
ZAR	2,573,603	BOA	07/18/23	USD	141,000	(4,434)
ZAR	2,573,603	BOA	07/18/23	USD	141,000	(4,434)
ZAR	1,333,786	DBAG	07/18/23	USD	71,000	(224)

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
ZAR	836,668	MSIP	07/18/23	USD	45,000	$(603)
ZAR	1,208,501	MSIP	07/18/23	USD	65,000	(872)

Contracts to Deliver
AUD	417,000	BNP	07/18/23	USD	276,061	(1,825)
AUD	417,000	BNP	07/18/23	USD	276,061	(1,825)
AUD	156,000	BOA	07/18/23	USD	106,231	2,274
AUD	62,000	BOA	07/18/23	USD	42,220	904
AUD	115,000	RBC	07/18/23	USD	77,883	1,248
AUD	1,584,000	BNY	09/20/23	USD	1,089,245	31,787
BRL	1,375,006	BNP	07/05/23	USD	285,318	(1,847)
BRL	1,367,088	BNP	07/05/23	USD	283,675	(1,837)
BRL	1,092,952	BNP	07/05/23	USD	226,791	(1,468)
BRL	1,092,952	BNP	07/05/23	USD	226,791	(1,468)
BRL	686,144	BOA	07/05/23	USD	142,377	(922)
BRL	686,144	BOA	07/05/23	USD	142,377	(922)
BRL	1,713,579	BBP	07/05/23	USD	359,000	1,125
BRL	1,713,579	BBP	07/05/23	USD	359,000	1,125
BRL	1,424,775	CBNA	07/05/23	USD	295,646	(1,914)
BRL	701,267	CBNA	07/05/23	USD	142,000	(4,457)
BRL	701,267	CBNA	07/05/23	USD	142,000	(4,457)
BRL	700,060	CBNA	07/05/23	USD	145,265	(941)
BRL	700,060	CBNA	07/05/23	USD	145,265	(941)
BRL	1,443,147	GSI	07/05/23	USD	283,000	(18,397)
BRL	681,383	GSI	07/05/23	USD	141,389	(915)
BRL	681,383	GSI	07/05/23	USD	141,389	(915)
BRL	681,229	GSI	07/05/23	USD	142,000	(273)
BRL	681,229	GSI	07/05/23	USD	142,000	(273)
BRL	1,378,354	JPMC	07/05/23	USD	283,000	(4,865)
BRL	1,414,151	MSIP	07/05/23	USD	283,000	(12,341)
BRL	695,374	CBNA	08/02/23	USD	142,000	(2,512)
BRL	695,374	CBNA	08/02/23	USD	142,000	(2,512)
CAD	386,448	GSI	07/18/23	USD	290,000	(1,769)
CAD	55,968	GSI	07/18/23	USD	42,000	(256)
CAD	1,699,000	BNY	09/20/23	USD	1,289,189	5,145
CLP	572,647,550	MSIP	07/18/23	USD	719,000	5,907
CLP	365,570,550	MSIP	07/18/23	USD	459,000	3,771
CLP	365,570,550	MSIP	07/18/23	USD	459,000	3,771
COP	7,490,746,926	BOA	07/05/23	USD	1,787,222	(8,352)
COP	3,936,097,578	JPMC	07/05/23	USD	852,043	(91,462)
COP	3,554,649,348	SCB	07/05/23	USD	759,703	(92,366)
COP	152,401,320	BNP	07/18/23	USD	36,000	(392)
COP	152,401,320	BNP	07/18/23	USD	36,000	(392)
COP	599,737,000	CBNA	07/18/23	USD	142,000	(1,211)
COP	599,737,000	CBNA	07/18/23	USD	142,000	(1,211)
COP	7,490,746,926	BOA	12/20/23	USD	1,721,714	(4,541)
EUR	197,000	GSI	07/18/23	USD	213,092	(2,009)
EUR	197,000	GSI	07/18/23	USD	213,092	(2,009)
EUR	183,677	SCB	08/08/23	USD	203,301	2,538
EUR	79,897	CBNA	09/14/23	USD	87,175	(315)
EUR	50,347	CBNA	09/14/23	USD	54,934	(198)
EUR	5,720,498	BNP	09/20/23	USD	6,277,549	11,471
EUR	109,000	DBAG	09/20/23	USD	119,673	277
EUR	65,000	SCB	09/20/23	USD	71,111	(88)
EUR	126,000	SSBT	09/20/23	USD	137,110	(908)
EUR	3,246,502	TDB	09/20/23	USD	3,563,095	6,966

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	108,430	DBAG	09/22/23	USD	119,111	$328
EUR	79,897	DBAG	09/22/23	USD	87,767	241
EUR	38,315	DBAG	09/22/23	USD	42,068	95
GBP	56,000	HSBC	07/18/23	USD	71,495	368
GBP	111,000	MSIP	07/18/23	USD	141,488	506
GBP	111,000	MSIP	07/18/23	USD	141,488	506
HUF	49,254,275	JPMC	07/18/23	USD	141,000	(2,761)
HUF	49,254,275	JPMC	07/18/23	USD	141,000	(2,761)
HUF	48,410,565	JPMC	07/18/23	USD	142,000	702
IDR	17,351,898,067	CBNA	09/26/23	USD	1,158,724	2,116
INR	17,402,020	CBNA	07/18/23	USD	212,000	(31)
INR	17,402,020	CBNA	07/18/23	USD	212,000	(31)
JPY	29,346,354	BBP	07/18/23	USD	212,000	8,227
JPY	144,973,000	BNY	09/20/23	USD	1,039,450	22,705
KRW	181,034,380	DBAG	07/18/23	USD	142,000	4,532
KRW	181,034,380	DBAG	07/18/23	USD	142,000	4,532
MXN	1,164,554	SSBT	07/18/23	USD	67,000	(865)
MXN	1,164,554	SSBT	07/18/23	USD	67,000	(865)
MXN	44,065,811	BBP	08/31/23	USD	2,408,178	(138,545)
MXN	4,094,569	BBP	08/31/23	USD	223,767	(12,874)
MXN	29,396,446	JPMC	08/31/23	USD	1,636,409	(62,519)
MXN	7,934,215	MSIP	08/31/23	USD	425,600	(32,947)
MXN	15,125,949	SSBT	08/31/23	USD	815,690	(58,494)
SEK	1,520,591	DBAG	07/18/23	USD	142,000	932
SEK	1,520,591	DBAG	07/18/23	USD	142,000	932
THB	4,755,526	CBNA	07/18/23	USD	135,750	1,453
THB	4,755,526	CBNA	07/18/23	USD	135,750	1,453
TWD	6,615,245	CBNA	07/13/23	USD	217,000	4,407
TWD	6,615,245	CBNA	07/13/23	USD	217,000	4,407
TWD	6,463,138	CBNA	07/13/23	USD	212,000	4,295
TWD	6,463,138	CBNA	07/13/23	USD	212,000	4,295
ZAR	1,946,573	CBNA	07/18/23	USD	106,000	2,707
ZAR	1,946,573	CBNA	07/18/23	USD	106,000	2,707
ZAR	1,297,906	JPMC	07/18/23	USD	71,000	2,129
ZAR	2,632,268	UBSA	07/18/23	USD	142,000	2,321
ZAR	2,632,268	UBSA	07/18/23	USD	142,000	2,321
ZAR	17,636,787	MSIP	08/08/23	USD	951,997	18,081

Cross Currency Contracts to Buy
AUD	338,000	BNP	07/18/23	CAD	304,935	(4,986)
CAD	290,399	DBAG	07/18/23	EUR	202,000	(1,308)
CAD	290,399	DBAG	07/18/23	EUR	202,000	(1,309)
COP	637,080,000	MSIP	07/18/23	GBP	120,000	(284)
COP	637,080,000	MSIP	07/18/23	GBP	120,000	(284)
EUR	130,000	DBAG	07/18/23	NOK	1,494,858	2,613
EUR	130,000	DBAG	07/18/23	NOK	1,494,858	2,613
EUR	27,000	HSBC	07/18/23	PLN	120,194	(61)
EUR	27,000	HSBC	07/18/23	PLN	120,216	(66)
JPY	34,094,499	BOA	07/18/23	EUR	228,000	(12,207)
MXN	3,935,813	GSI	07/18/23	GBP	180,000	743
MXN	3,935,813	GSI	07/18/23	GBP	180,000	743
NOK	1,536,433	HSBC	07/18/23	EUR	132,000	(922)
NOK	1,536,433	HSBC	07/18/23	EUR	132,000	(922)
NOK	1,505,467	UBSA	07/18/23	EUR	131,000	(2,716)
NOK	1,505,467	UBSA	07/18/23	EUR	131,000	(2,716)
ZAR	2,710,331	MSIP	07/18/23	EUR	135,000	(3,583)
ZAR	2,710,331	MSIP	07/18/23	EUR	135,000	(3,583)

Net Unrealized Depreciation						$(399,577)

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month Canadian Bankers Acceptance Bond Futures	09/18/24	4	CAD	951,100	$(3,762)
3 Month EURIBOR Futures	06/17/24	25	EUR	6,010,938	(43,826)
3 Month SOFR Futures	06/18/24	1,970	USD	467,308,625	(1,580,832)
3 Month SOFR Futures	09/17/24	691	USD	164,527,100	(487,998)
3 Month SONIA Futures	09/17/24	202	GBP	47,416,975	(112,284)
30 Day Federal Funds Futures	08/31/23	14	USD	5,525,775	(607)
U.S. Treasury Long Bond Futures	09/20/23	540	USD	68,529,375	(303,242)
U.S. Treasury Note 2 Year Futures	09/29/23	235	USD	47,785,781	(214,881)
U.S. Treasury Note 5 Year Futures	09/29/23	2,861	USD	306,395,219	(4,320,930)
U.S. Treasury Ultra Long Bond Futures	09/20/23	135	USD	18,389,531	(57,129)

Futures Contracts—Short
3 Month SOFR Futures	12/17/24	(2)	USD	(478,150)	4,632
3 Month SOFR Futures	03/18/25	(9)	USD	(2,159,438)	10,788
3 Month SONIA Futures	09/19/23	(16)	GBP	(3,792,400)	19,875
Euro STOXX Banks Index Futures	09/15/23	(329)	EUR	(1,779,068)	(67,069)
Euro STOXX 50 Index Futures	09/15/23	(57)	EUR	(2,523,390)	(58,513)
Euro-Bobl Futures	09/07/23	(3)	EUR	(347,130)	1,896
Euro-Buxl 30 Year Bond Futures	09/07/23	(15)	EUR	(2,094,000)	(20,309)
Japanese Government 10 Year Bond Futures	09/12/23	(94)	JPY	(13,963,700,000)	(428,845)
Russell 2000 Index E-Mini Futures	09/15/23	(22)	USD	(2,094,070)	(19,148)
S&P 500 Index E-Mini Futures	09/15/23	(8)	USD	(1,795,300)	(55,669)
U.S. Treasury Note 10 Year Futures	09/20/23	(658)	USD	(73,870,781)	1,104,857
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	(184)	USD	(21,792,500)	202,268

Net Unrealized Depreciation					$(6,430,728)

Purchased Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Put/USD Call	USD	0.664	CBNA	08/18/23	626,000	AUD	626,000	$3,165	$4,959	$1,794
EUR Call/USD Put	USD	1.100	JPMC	07/11/23	518,000	EUR	518,000	1,876	742	(1,134)
EUR Put/NOK Call	NOK	11.600	JPMC	07/20/23	260,000	EUR	260,000	2,322	1,562	(760)
EUR Put/USD Call	USD	1.080	JPMC	07/20/23	520,000	EUR	520,000	1,650	1,147	(503)
EUR Put/USD Call	USD	1.050	HSBC	11/16/23	52,000	EUR	52,000	6,881	7,106	225
GBP Put/USD Call	USD	1.250	BOA	07/24/23	222,000	GBP	222,000	832	663	(169)
USD Call/CLP Put	CLP	810.000	BBP	07/20/23	284,000	USD	284,000	3,789	2,809	(980)
USD Call/COP Put	COP	4,200.000	MSIP	07/25/23	284,000	USD	284,000	6,293	4,208	(2,085)
USD Call/ZAR Put	ZAR	19.750	GSI	07/17/23	430,000	USD	430,000	8,178	549	(7,629)
USD Call/ZAR Put	ZAR	18.600	GSI	07/18/23	422,000	USD	422,000	4,527	7,817	3,290
USD Put/BRL Call	BRL	4.900	CBNA	08/10/23	564,000	USD	564,000	9,083	15,514	6,431
USD Put/MXN Call	MXN	17.700	HSBC	07/10/23	430,000	USD	430,000	5,579	14,081	8,502
USD Put/MXN Call	MXN	17.500	BBP	08/04/23	566,000	USD	566,000	6,866	12,422	5,556
USD Put/ZAR Call	ZAR	19.000	JPMC	07/17/23	215,000	USD	215,000	3,558	3,348	(210)

Totals								$64,599	$76,927	$12,328

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Purchased Options—(Continued)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 10 Yr. IRS	3.113%	GSI	SOFR	Pay	04/20/26	2,429,300	USD	2,429,300	$123,895	$106,906	$(16,989)
Call - OTC - 10 Yr. IRS	3.235%	BBP	SOFR	Pay	06/15/26	1,108,500	USD	1,108,500	53,236	55,087	1,851
Call - OTC - 10 Yr. IRS	3.154%	MSIP	SOFR	Pay	06/23/26	935,088	USD	935,088	45,632	43,510	(2,122)
Put - OTC - 10 Yr. IRS	3.113%	GSI	SOFR	Receive	04/20/26	2,429,300	USD	2,429,300	123,894	124,982	1,088
Put - OTC - 10 Yr. IRS	3.235%	BBP	SOFR	Receive	06/15/26	1,108,500	USD	1,108,500	53,236	53,094	(142)
Put - OTC - 10 Yr. IRS	3.154%	MSIP	SOFR	Receive	06/23/26	935,088	USD	935,088	45,632	47,497	1,865

Totals									$445,525	$431,076	$(14,449)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 2 Year Futures	USD	102.250	07/21/23	38	USD	76,000	$5,304	$5,344	$40
Put - 1 Year SOFR Midcurve Futures	USD	96.000	10/13/23	1,156	USD	2,890,000	574,865	1,134,325	559,460
Put - 3 Month SOFR Futures	USD	95.625	10/13/23	3,032	USD	7,580,000	3,188,008	7,883,200	4,695,192
Put - 3 Month SOFR Futures	USD	95.000	10/13/23	1,819	USD	4,547,500	504,273	2,216,906	1,712,633
Put - 3 Month SOFR Futures	USD	94.875	10/13/23	1,213	USD	3,032,500	274,660	1,182,675	908,015
Put - 3 Month SOFR Futures	USD	94.375	10/13/23	1,156	USD	2,890,000	254,881	238,425	(16,456)
Put - U.S. Treasury Note 2 Year Futures	USD	101.250	07/21/23	38	USD	76,000	9,559	7,125	(2,434)

Totals							$4,811,550	$12,668,000	$7,856,450

Written Options

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
AUD Put/USD Call	USD	0.650	CBNA	08/18/23	(626,000)	AUD	(626,000)	$(1,466)	$(2,227)	$(761)
BRL Call/USD Put	BRL	4.750	CBNA	08/10/23	(706,000)	USD	(706,000)	(4,239)	(7,189)	(2,950)
COP Call/USD Put	COP	4,100.000	MSIP	07/25/23	(284,000)	USD	(284,000)	(1,330)	(1,417)	(87)
EUR Call/NOK Put	NOK	11.950	JPMC	07/20/23	(260,000)	EUR	(260,000)	(1,343)	(962)	381
MXN Call/USD Put	MXN	17.100	BBP	08/04/23	(850,000)	USD	(850,000)	(3,731)	(6,453)	(2,722)
USD Call/COP Put	COP	4,400.000	HSBC	07/25/23	(284,000)	USD	(284,000)	(1,843)	(896)	947
USD Put/CLP Call	CLP	790.000	BBP	07/20/23	(284,000)	USD	(284,000)	(2,212)	(1,528)	684
ZAR Call/USD Put	ZAR	19.000	GSI	07/17/23	(430,000)	USD	(430,000)	(6,411)	(6,696)	(285)
ZAR Call/USD Put	ZAR	17.750	GSI	07/18/23	(422,000)	USD	(422,000)	(2,244)	(36)	2,208

Totals								$(24,819)	$(27,404)	$(2,585)

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 5 Yr. IRS	3.305%	BBP	SOFR	Receive	06/14/24	(40,045,500)	USD	(40,045,500)	$(820,933)	$(700,532)	$120,401
Put - OTC - 2 Yr. IRS	4.150%	UBSA	SOFR	Pay	08/22/23	(15,265,000)	USD	(15,265,000)	(41,216)	(175,602)	(134,386)
Put - OTC - 2 Yr. IRS	4.110%	JPMC	SOFR	Pay	08/22/23	(14,678,000)	USD	(14,678,000)	(38,163)	(178,082)	(139,919)
Put - OTC - 2 Yr. IRS	4.100%	JPMC	SOFR	Pay	08/23/23	(14,678,000)	USD	(14,678,000)	(36,695)	(180,503)	(143,808)
Put - OTC - 2 Yr. IRS	4.130%	UBSA	SOFR	Pay	08/23/23	(15,265,000)	USD	(15,265,000)	(41,216)	(180,512)	(139,296)
Put - OTC - 2 Yr. IRS	4.180%	BNP	SOFR	Pay	08/24/23	(29,357,000)	USD	(29,357,000)	(76,695)	(322,428)	(245,733)
Put - OTC - 2 Yr. IRS	4.050%	BBP	SOFR	Pay	08/14/23	(30,531,000)	USD	(30,531,000)	(79,686)	(403,174)	(323,488)
Put - OTC - 2 Yr. IRS	4.605%	BBP	SOFR	Pay	09/05/23	(29,357,000)	USD	(29,357,000)	(84,401)	(157,955)	(73,554)
Put - OTC - 2 Yr. IRS	4.430%	JPMC	SOFR	Pay	08/31/23	(29,357,000)	USD	(29,357,000)	(73,393)	(219,024)	(145,631)
Put - OTC - 2 Yr. IRS	4.390%	JPMC	SOFR	Pay	09/05/23	(29,356,000)	USD	(29,356,000)	(80,142)	(233,286)	(153,144)
Put - OTC - 2 Yr. IRS	4.300%	JPMC	SOFR	Pay	08/31/23	(29,357,000)	USD	(29,357,000)	(78,530)	(269,911)	(191,381)
Put - OTC - 5 Yr. IRS	3.305%	BBP	SOFR	Pay	06/14/24	(40,045,500)	USD	(40,045,500)	(820,933)	(979,845)	(158,912)

Totals									$(2,272,003)	$(4,000,854)	$(1,728,851)

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Written Options —(Continued)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - U.S. Treasury Note 2 Year Futures	USD	102.000	07/21/23	(38)	USD	(76,000)	$(9,343)	$(9,500)	$(157)
Put - 1 Year SOFR Midcurve Futures	USD	95.750	10/13/23	(1,156)	USD	(2,890,000)	(371,640)	(787,525)	(415,885)
Put - 3 Month SOFR Futures	USD	94.625	10/13/23	(1,156)	USD	(2,890,000)	(447,339)	(606,900)	(159,561)
Put - 3 Month SOFR Futures	USD	95.125	10/13/23	(1,213)	USD	(3,032,500)	(544,115)	(1,796,756)	(1,252,641)
Put - 3 Month SOFR Futures	USD	95.250	10/13/23	(1,819)	USD	(4,547,500)	(921,503)	(3,183,250)	(2,261,747)
Put - 3 Month SOFR Futures	USD	95.375	10/13/23	(3,032)	USD	(7,580,000)	(2,042,155)	(6,158,750)	(4,116,595)

Totals							$(4,336,095)	$(12,542,681)	$(8,206,586)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Pay	12M CPTFE	Maturity	2.725%	Maturity	06/15/53	EUR	1,960,000	$18,081	$96	$17,985
Pay	12M CPTFE	Maturity	2.765%	Maturity	06/15/53	EUR	1,057,500	24,619	51	24,568
Pay	12M CPTFE	Maturity	2.772%	Maturity	06/15/53	EUR	1,057,500	27,238	50	27,188
Pay	12M FEDL	Maturity	5.280%	Annually	09/20/23	USD	500,570,000	(3,269)	548	(3,817)
Pay	12M FEDL	Maturity	5.283%	Annually	09/20/23	USD	504,933,000	(969)	523	(1,492)
Pay	12M SONIA	Annually	4.275%	Annually	06/27/33	GBP	6,851,000	(59,449)	459	(59,908)
Pay	1M TIIE	Monthly	11.700%	Monthly	02/12/24	MXN	38,764,000	4,692	(14)	4,706
Pay	1M TIIE	Monthly	11.720%	Monthly	02/14/24	MXN	23,117,000	3,017	1	3,016
Pay	1M TIIE	Monthly	8.350%	Monthly	04/28/28	MXN	9,604,000	(162)	5	(167)
Pay	1M TIIE	Monthly	8.420%	Monthly	01/20/28	MXN	17,074,000	369	8	361
Pay	3M CDOR	Semi-Annually	3.280%	Semi-Annually	04/25/33	CAD	664,388	(20,729)	(2,132)	(18,597)
Pay	3M CDOR	Semi-Annually	3.363%	Semi-Annually	05/12/33	CAD	228,782	(5,947)	(3)	(5,944)
Pay	3M CDOR	Semi-Annually	3.430%	Semi-Annually	05/15/33	CAD	685,536	(14,939)	(3,268)	(11,671)
Pay	3M CDOR	Semi-Annually	3.442%	Semi-Annually	05/09/33	CAD	225,204	(4,756)	10	(4,766)
Pay	3M CDOR	Semi-Annually	3.677%	Semi-Annually	06/01/33	CAD	225,519	(1,441)	9	(1,450)
Pay	3M CDOR	Quarterly	3.770%	Semi-Annually	05/30/33	CAD	233,455	(142)	(107)	(35)
Pay	3M CDOR	Quarterly	3.680%	Quarterly	05/31/33	CAD	236,085	(1,465)	3	(1,468)
Pay	3M CDOR	Semi-Annually	3.852%	Semi-Annually	06/29/33	CAD	221,205	933	3	930
Pay	3M CDOR	Semi-Annually	3.921%	Semi-Annually	06/13/33	CAD	43,507	378	2	376
Pay	3M JIBAR	Quarterly	7.200%	Quarterly	03/20/25	ZAR	41,177,000	(23,738)	6	(23,744)
Pay	3M KSDA	Quarterly	3.188%	Quarterly	09/20/26	KRW	1,972,289,675	(17,090)	14	(17,104)
Pay	3M KSDA	Quarterly	3.190%	Quarterly	09/20/26	KRW	1,457,779,325	(12,553)	10	(12,563)
Pay	3M KSDA	Quarterly	3.330%	Quarterly	09/20/26	KRW	773,676,291	(4,321)	6	(4,327)
Pay	3M KSDA	Quarterly	3.380%	Quarterly	09/20/26	KRW	773,792,354	(3,486)	5	(3,491)
Pay	3M KSDA	Quarterly	3.383%	Quarterly	09/20/26	KRW	773,792,355	(3,444)	6	(3,450)
Pay	3M CDOR	Semi-Annually	3.300%	Semi-Annually	03/27/33	CAD	220,980	(6,633)	26	(6,659)
Pay	3M CDOR	Semi-Annually	3.350%	Semi-Annually	03/30/33	CAD	224,626	(6,067)	(447)	(5,620)
Pay	6M CDOR	Semi-Annually	3.540%	Semi-Annually	06/15/33	CAD	23,189,034	128,996	298	128,698
Pay	6M CDOR	Semi-Annually	3.540%	Semi-Annually	06/22/33	CAD	4,718,000	26,311	61	26,250
Pay	6M EURIBOR	Semi-Annually	2.442%	Annually	07/14/32	EUR	1,521,000	(16,461)	18	(16,479)
Pay	6M PRIBOR	Semi-Annually	4.321%	Annually	09/20/28	CZK	21,618,000	783	11	772
Pay	6M PRIBOR	Semi-Annually	4.543%	Annually	09/20/28	CZK	18,425,000	8,820	9	8,811
Receive	12M USCPI	Maturity	2.425%	Maturity	06/30/53	USD	2,895,000	20,109	130	19,979
Receive	12M USCPI	Maturity	2.525%	Maturity	06/28/33	USD	148,873	182	3	179
Receive	12M SOFR	Annually	2.494%	Annually	06/15/53	USD	319,419	(1,063)	5	(1,068)
Receive	12M SONIA	Annually	3.745%	Annually	06/27/53	GBP	3,000,000	53,838	(110)	53,948
Receive	12M TONA	Annually	0.200%	Annually	02/03/25	JPY	485,722,080	(8,654)	15	(8,669)
Receive	12M TONA	Annually	0.205%	Annually	02/03/25	JPY	485,722,081	(8,922)	15	(8,937)
Receive	12M TONA	Annually	0.885%	Annually	02/15/33	JPY	283,071,175	(57,449)	35	(57,484)
Receive	12M TONA	Annually	0.898%	Annually	02/15/33	JPY	283,071,175	(59,764)	35	(59,799)
Receive	12M TONA	Annually	0.900%	Annually	02/15/33	JPY	566,142,350	(120,458)	71	(120,529)
Receive	12M TONA	Annually	0.918%	Annually	02/15/33	JPY	819,930,300	(183,844)	103	(183,947)
Receive	12M USCPI	Maturity	2.448%	Maturity	06/09/53	USD	1,473,750	3,588	66	3,522

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Centrally Cleared Interest Rate Swaps—(Continued)

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M USCPI	Maturity	2.458%	Maturity	06/09/53	USD	1,473,750	$9	$66	$(57)
Receive	1M TIIE	Monthly	9.840%	Monthly	05/16/25	MXN	29,236,000	925	7	918
Receive	3M CDOR	Semi-Annually	3.320%	Semi-Annually	04/25/53	CAD	287,901	8,826	1,763	7,063
Receive	3M CDOR	Semi-Annually	3.375%	Semi-Annually	05/12/53	CAD	99,139	2,244	(83)	2,327
Receive	3M CDOR	Semi-Annually	3.440%	Semi-Annually	05/15/53	CAD	297,066	3,984	1,313	2,671
Receive	3M CDOR	Semi-Annually	3.484%	Semi-Annually	05/09/53	CAD	97,588	720	(1)	721
Receive	3M CDOR	Semi-Annually	3.564%	Semi-Annually	06/01/53	CAD	98,052	(414)	(1)	(413)
Receive	3M CDOR	Semi-Annually	3.580%	Quarterly	05/31/53	CAD	102,304	(660)	3	(663)
Receive	3M CDOR	Semi-Annually	3.638%	Semi-Annually	06/29/53	CAD	96,224	(1,401)	3	(1,404)
Receive	3M CDOR	Semi-Annually	3.660%	Quarterly	05/30/53	CAD	101,164	(1,802)	303	(2,105)
Receive	3M CDOR	Semi-Annually	3.769%	Semi-Annually	06/13/53	CAD	18,853	(624)	—	(624)
Receive	3M PRIBOR	Annually	4.615%	Quarterly	06/19/25	CZK	92,125,000	(2,599)	14	(2,613)
Receive	3M CDOR	Semi-Annually	3.370%	Semi-Annually	03/27/53	CAD	95,758	2,295	(17)	2,312
Receive	3M CDOR	Semi-Annually	3.400%	Semi-Annually	03/30/53	CAD	97,338	1,924	251	1,673
Receive	6M CDOR	Semi-Annually	3.362%	Semi-Annually	06/22/53	CAD	2,064,000	(44,785)	56	(44,841)
Receive	6M CDOR	Semi-Annually	3.404%	Semi-Annually	06/15/53	CAD	10,306,000	(283,645)	276	(283,921)
Receive	6M WIBOR	Annually	5.701%	Semi-Annually	09/20/28	PLN	2,800,500	(24,461)	7	(24,468)

Totals								$(664,725)	$595	$(665,320)

OTC Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Counterparty	Notional Amount		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)(1)
Pay	1-Day CDI	Maturity	11.380%	Maturity	01/02/26	BOA	BRL	4,442,669	$19,584	$—	$19,584
Pay	1-Day CDI	Maturity	11.745%	Maturity	01/02/26	CBNA	BRL	5,106,000	28,754	—	28,754
Pay	1-Day CDI	Maturity	11.800%	Maturity	01/02/26	CBNA	BRL	5,263,226	30,844	—	30,844
Pay	1-Day CDI	Maturity	11.865%	Maturity	01/02/25	BOA	BRL	7,850,678	17,598	—	17,598
Pay	1-Day CDI	Maturity	11.915%	Maturity	01/02/26	CBNA	BRL	7,438,749	46,753	—	46,753
Pay	1-Day CDI	Maturity	12.603%	Maturity	07/01/24	BOA	BRL	7,024,732	7,704	—	7,704
Pay	1-Day CDI	Maturity	12.965%	Maturity	07/01/24	GSI	BRL	2,575,855	4,578	—	4,578
Pay	1-Day CDI	Maturity	12.970%	Maturity	07/01/24	CBNA	BRL	4,259,432	7,617	—	7,617
Receive	12M CPIBR	Maturity	11.895%	Maturity	10/19/24	BOA	COP	3,665,471,000	(11,602)	—	(11,602)
Receive	12M CPIBR	Maturity	12.370%	Maturity	04/18/24	CBNA	COP	7,068,327,000	(1,905)	—	(1,905)

Totals									$149,925	$—	$149,925

Centrally Cleared Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
ITRX.EUR.39.V1	(1.000%)	Quarterly	06/20/28	0.738%	EUR	2,890,000	$(37,196)	$8,640	$(45,836)
ITRX.EUR.XOVER.39.V1	(5.000%)	Quarterly	06/20/28	3.996%	EUR	2,450,150	(106,251)	(30,995)	(75,256)
ITRX.FINSR.39.V1	(1.000%)	Quarterly	06/20/28	0.852%	EUR	9,090,000	(65,654)	120,958	(186,612)

Totals							$(209,101)	$98,603	$(307,704)

Centrally Cleared Credit Default Swaps on Credit Indices - Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40.V1	5.000%	Quarterly	06/20/28	4.292%	USD	15,992,050	$442,772	$247,341	$195,431

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Abbott Laboratories 3.400%, due 11/30/23	(1.000%)	Quarterly	06/20/27	JPMC	0.382%	USD	1,237,909	$(27,853)	$(22,948)	$(4,905)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	12/20/24	JPMC	1.416%	USD	460,000	(23,287)	11,391	(34,678)
Avis Budget Group, Inc. 5.250%, due 03/15/25	(5.000%)	Quarterly	06/20/25	JPMC	1.607%	USD	480,000	(30,211)	23,560	(53,771)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.613%	USD	250,000	(10,449)	(2,872)	(7,577)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BNP	0.613%	USD	250,000	(10,449)	(3,099)	(7,350)
Beazer Homes USA, Inc. 6.750%, due 03/15/25	(5.000%)	Quarterly	06/20/24	BBP	0.613%	USD	250,000	(10,449)	(3,252)	(7,197)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	BNP	0.530%	USD	460,000	(3,081)	(2,708)	(373)
Boeing Co. 8.750%, due 08/15/21	(1.000%)	Quarterly	12/20/24	MSIP	0.530%	USD	1,185,000	(7,936)	(4,134)	(3,802)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	314,000	(2,684)	2,297	(4,981)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	520,000	(4,445)	3,878	(8,323)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	524,000	(4,479)	3,908	(8,387)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	525,000	(4,487)	3,916	(8,403)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	526,000	(4,496)	3,848	(8,344)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	12/20/24	BBP	0.401%	USD	740,000	(6,325)	5,414	(11,739)
Brazil Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/28	BBP	1.758%	USD	659,500	21,805	45,572	(23,767)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/28	BBP	2.346%	USD	1,196,250	69,076	114,621	(45,545)
Colombia Government International Bond 10.375%, due 01/28/33	(1.000%)	Quarterly	06/20/28	MSIP	2.346%	USD	427,000	24,656	24,977	(321)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	BNP	0.995%	EUR	134,000	(32)	6,010	(6,042)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	BBP	0.995%	EUR	225,000	(53)	13,001	(13,054)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	JPMC	0.995%	EUR	200,000	(47)	11,227	(11,274)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	JPMC	0.995%	EUR	112,000	(26)	5,942	(5,968)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	JPMC	0.995%	EUR	113,000	(27)	6,243	(6,270)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	JPMC	0.995%	EUR	117,000	(28)	6,985	(7,013)
Credit Suisse Group Finance Guernsey, Ltd. 5.000%, due 07/29/19	(1.000%)	Quarterly	06/20/28	JPMC	0.995%	EUR	1,000,000	(235)	35,556	(35,791)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.605%	EUR	600,000	17,330	49,936	(32,606)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.605%	EUR	352,000	10,167	18,952	(8,785)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.605%	EUR	131,000	3,784	7,453	(3,669)

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

OTC Credit Default Swaps on Corporate and Sovereign Issues—Buy Protection (a)—(Continued)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Deutsche Bank AG 5.125%, due 08/31/17	(1.000%)	Quarterly	06/20/28	JPMC	1.605%	EUR	117,000	$3,379	$6,300	$(2,921)
Mexico Government International Bond 4.150%, due 03/28/27	(1.000%)	Quarterly	06/20/28	BBP	1.030%	USD	1,142,816	1,509	20,846	(19,337)
Tenet Healthcare Corp. 6.875%, due 11/15/31	(5.000%)	Quarterly	06/20/24	BBP	0.498%	USD	499,000	(21,416)	(1,144)	(20,272)

Totals								$(20,789)	$391,676	$(412,465)

OTC Credit Default Swaps on Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.482%	USD	1,001,000	$(56)	$145	$(201)
CMBX.NA.AAA.V6	(0.500%)	Monthly	05/11/63	DBAG	0.482%	USD	2,340,000	(131)	(883)	752
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.596%	USD	1,090,000	2,155	13,409	(11,254)
CMBX.NA.AAA.V9	(0.500%)	Monthly	09/17/58	MSIP	0.596%	USD	21,858	43	295	(252)
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	CBNA	16.358%	USD	500,000	119,375	15,771	103,604
CMBX.NA.BBB-.V9	(3.000%)	Monthly	09/17/58	MSIP	16.358%	USD	105,000	25,069	5,423	19,646

Totals								$146,455	$34,160	$112,295

OTC Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023 (b)	Notional Amount (c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	5.476%	USD	660,000	$(64,064)	$(30,601)	$(33,463)
CMBX.NA.A.V10	2.000%	Monthly	11/17/59	DBAG	5.476%	USD	1,310,000	(127,158)	(59,736)	(67,422)
CMBX.NA.BBB-.V10	3.000%	Monthly	11/17/59	JPMC	15.719%	USD	40,000	(12,150)	(3,575)	(8,575)
CMBX.NA.BBB-.V14	3.000%	Monthly	12/16/72	GSI	9.409%	USD	335,000	(97,045)	(56,029)	(41,016)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	DBAG	16.358%	USD	467,000	(111,496)	(57,312)	(54,184)
CMBX.NA.BBB-.V9	3.000%	Monthly	09/17/58	MSIP	16.358%	USD	138,000	(32,948)	(170)	(32,778)

Totals								$(444,861)	$(207,423)	$(237,438)

OTC Total Return Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Maturity Date	Counterparty	Underlying Reference Instrument	Notional Amount	Market Value	Upfront Premium Paid	Unrealized Appreciation/ (Depreciation)(1)
Receive	12M SOFR	Maturity	07/05/23	CBNA	Western Alliance Bancorporation	USD 40,193	$842	$—	$842

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(1)	There was no upfront premium paid or (received), therefore Market Value equals Unrealized Appreciation/(Depreciation).

Cash in the amount of $17,980 and securities in the amount of $80,760 have been received at the custodian bank as collateral for OTC swap contracts, OTC option contracts and forward foreign currency exchange contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BNY)—	Bank of New York
(BOA)—	Bank of America N.A.
(CBNA)—	Citibank N.A.
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International
(HSBC)—	HSBC Bank plc
(JPMC)—	JPMorgan Chase Bank N.A.
(MSIP)—	Morgan Stanley & Co. International plc
(RBC)—	Royal Bank of Canada
(SCB)—	Standard Chartered Bank
(SSBT)—	State Street Bank and Trust
(TDB)—	Toronto Dominion Bank
(UBSA)—	UBS AG

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CLP)—	Chilean Peso
(CNH)—	Chinese Renminbi
(COP)—	Colombian Peso
(CZK)—	Czech Koruna
(EUR)—	Euro
(GBP)—	British Pound
(HUF)—	Hungarian Forint
(IDR)—	Indonesian Rupiah
(INR)—	Indian Rupee
(JPY)—	Japanese Yen
(KRW)—	South Korean Won
(MXN)—	Mexican Peso
(MYR)—	Malaysian Ringgit
(NOK)—	Norwegian Krone
(PLN)—	Polish Zloty
(RUB)—	Russian Ruble
(SEK)—	Swedish Krona
(THB)—	Thai Baht
(TWD)—	Taiwanese Dollar
(USD)—	United States Dollar
(ZAR)—	South African Rand

Index Abbreviations

(CDI)—	Brazil Interbank Deposit Rate
(CDOR)—	Canadian Dollar Offered Rate
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CMBX.NA.A)—	Markit North America A Rated CMBS Index
(CMBX.NA.AAA)—	Markit North America AAA Rated CMBS Index
(CMBX.NA.BBB-)—	Markit North America BBB- Rated CMBS Index
(CPI)—	Consumer Price Index
(CPTFE)—	Eurozone Harmonized Index of Consumer Prices ex-Tobacco
(EURIBOR)—	Euro InterBank Offered Rate
(FEDL)—	Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(ITRX.EUR)—	Markit iTraxx Europe CDS Index
(ITRX.EUR.XOVER)—	Markit iTraxx Europe Crossover CDS Index
(ITRX.FINSR)—	Markit iTraxx Europe Senior Financial CDS Index
(JIBAR)—	Johannesburg Interbank Agreed Rate
(KSDA) —	Korean Certificates of Deposit Rate
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(PRIBOR)—	Prague Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TONA)—	Tokyo Overnight Average Rate
(TSFR)—	Term Secured Overnight Financing Rate
(WIBOR)—	Warsaw Interbank Offered Rate

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(IRS)—	Interest Rate Swap
(REMIC)—	Real Estate Mortgage Investment Conduit

See accompanying notes to financial statements.

BHFTII-44

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,752,055,101	$—	$1,752,055,101
Corporate Bonds & Notes
Aerospace/Defense	—	31,021,988	—	31,021,988
Agriculture	—	7,406,304	—	7,406,304
Airlines	—	12,505,509	—	12,505,509
Apparel	—	20,377	—	20,377
Auto Manufacturers	—	2,552,475	—	2,552,475
Auto Parts & Equipment	—	388,365	—	388,365
Banks	—	128,082,814	—	128,082,814
Biotechnology	—	13,224,954	—	13,224,954
Building Materials	—	856,598	—	856,598
Chemicals	—	2,652,455	—	2,652,455
Commercial Services	—	11,343,329	—	11,343,329
Computers	—	5,542,892	—	5,542,892
Diversified Financial Services	—	7,559,707	—	7,559,707
Electric	—	86,778,331	—	86,778,331
Energy-Alternate Sources	—	487,702	—	487,702
Entertainment	—	4,945,650	—	4,945,650
Environmental Control	—	1,013,320	—	1,013,320
Food	—	422,306	—	422,306
Gas	—	4,195,341	—	4,195,341
Healthcare-Products	—	1,689,008	—	1,689,008
Healthcare-Services	—	15,666,966	—	15,666,966
Home Builders	—	4,036,848	1,164,575	5,201,423
Insurance	—	5,787,875	—	5,787,875
Internet	—	4,719,891	—	4,719,891
Investment Companies	—	734,690	—	734,690
Iron/Steel	—	798,702	—	798,702
Lodging	—	297,017	1,446,353	1,743,370
Machinery-Diversified	—	2,306,343	—	2,306,343
Media	—	12,733,747	—	12,733,747
Mining	—	8,987,430	—	8,987,430
Miscellaneous Manufacturing	—	1,985,315	—	1,985,315
Oil & Gas	—	38,352,225	1,872,417	40,224,642
Oil & Gas Services	—	130,856	—	130,856
Packaging & Containers	—	1,726,327	—	1,726,327
Pharmaceuticals	—	10,008,992	—	10,008,992
Pipelines	—	80,035,643	—	80,035,643
Real Estate	—	794,606	2,673,067	3,467,673
Real Estate Investment Trusts	—	56,100,492	—	56,100,492
Retail	—	3,839,794	—	3,839,794

See accompanying notes to financial statements.

BHFTII-45

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Semiconductors	$—	$14,353,211	$—	$14,353,211
Shipbuilding	—	3,449,309	—	3,449,309
Software	—	14,655,096	—	14,655,096
Telecommunications	—	45,190,056	—	45,190,056
Transportation	—	13,470,850	—	13,470,850
Trucking & Leasing	—	3,005,771	—	3,005,771
Total Corporate Bonds & Notes	—	665,857,477	7,156,412	673,013,889
Asset-Backed Securities
Asset-Backed - Home Equity	—	16,005,156	—	16,005,156
Asset-Backed - Manufactured Housing	—	7,904,622	—	7,904,622
Asset-Backed - Other	—	225,231,456	3,204,698	228,436,154
Asset-Backed - Student Loan	—	22,180,933	—	22,180,933
Total Asset-Backed Securities	—	271,322,167	3,204,698	274,526,865
Total Mortgage-Backed Securities*	—	151,733,262	—	151,733,262
Total Foreign Government*	—	30,687,434	—	30,687,434
Floating Rate Loans
Airlines	—	573	—	573
Apparel	—	535,098	—	535,098
Auto Parts & Equipment	—	259,213	—	259,213
Beverages	—	450,151	—	450,151
Building Materials (Less Unfunded Loan Commitments of $25,648)	—	160,948	—	160,948
Chemicals	—	2,074,561	—	2,074,561
Commercial Services	—	2,639,264	6,494,340	9,133,604
Computers	—	—	851,511	851,511
Cosmetics/Personal Care	—	89,934	—	89,934
Entertainment	—	3,448,110	—	3,448,110
Food	—	882,237	—	882,237
Hand/Machine Tools	—	448,136	—	448,136
Healthcare-Services	—	486,615	—	486,615
Household Products/Wares	—	120,686	—	120,686
Housewares	—	275,204	—	275,204
Lodging	—	3,438,638	—	3,438,638
Machinery-Diversified	—	654,221	—	654,221
Media	—	1,300,552	—	1,300,552
Mining	—	90,838	—	90,838
Pipelines	—	129,803	—	129,803
Retail	—	800,289	—	800,289
Software	—	837,536	—	837,536
Telecommunications	—	1,432,310	—	1,432,310
Total Floating Rate Loans (Less Unfunded Loan Commitments of $25,648)	—	20,554,917	7,345,851	27,900,768
Total Municipals*	—	19,000,783	—	19,000,783
Total Preferred Stocks*	—	—	4,729,671	4,729,671
Total Common Stocks*	4,631,487	—	—	4,631,487
Convertible Bonds
Automobiles	—	—	1,341,016	1,341,016
Energy-Alternate Sources	—	58,570	—	58,570
Total Convertible Bonds	—	58,570	1,341,016	1,399,586
Warrants
Automobiles	—	—	54,643	54,643
Health Care Providers & Services	6,218	—	—	6,218
Health Care Technology	12	—	—	12
Hotels, Restaurants & Leisure	—	—	0	0
IT Services	—	—	239,050	239,050
Machinery	3,595	—	—	3,595
Software	1,927	—	—	1,927
Special Purpose Acquisition Companies	37	—	—	37

See accompanying notes to financial statements.

BHFTII-46

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy —(Continued)

Description	Level 1	Level 2	Level 3	Total
Specialty Retail	$7,737	$—	$—	$7,737
Total Warrants	19,526	—	293,693	313,219
Total Escrow Shares*	—	—	1	1
Total Short-Term Investments*	—	165,451,853	—	165,451,853
Securities Lending Reinvestments
Repurchase Agreements	—	420,531	—	420,531
Mutual Funds	700,000	—	—	700,000
Total Securities Lending Reinvestments	700,000	420,531	—	1,120,531
Purchased Options
Foreign Currency Options at Value	—	76,927	—	76,927
Interest Rate Swaptions at Value	—	431,076	—	431,076
Options on Exchange-Traded Futures Contracts at Value	12,668,000	—	—	12,668,000
Total Purchased Options	12,668,000	508,003	—	13,176,003
Total Net Investments	$18,019,013	$3,077,650,098	$24,071,342	$3,119,740,453

Collateral for Securities Loaned (Liability)	$—	$(1,120,531)	$—	$(1,120,531)
TBA Forward Sales Commitments (Liability)	$—	$(66,468,720)	$—	$(66,468,720)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$319,955	$—	$319,955
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(719,532)	—	(719,532)
Total Forward Contracts	$—	$(399,577)	$—	$(399,577)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$1,344,316	$—	$—	$1,344,316
Futures Contracts (Unrealized Depreciation)	(7,775,044)	—	—	(7,775,044)
Total Futures Contracts	$(6,430,728)	$—	$—	$(6,430,728)
Written Options
Foreign Currency Options at Value	$—	$(27,404)	$—	$(27,404)
Interest Rate Swaptions at Value	—	(4,000,854)	—	(4,000,854)
Options on Exchange-Traded Futures Contracts at Value	(12,542,681)	—	—	(12,542,681)
Total Written Options	$(12,542,681)	$(4,028,258)	$—	$(16,570,939)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$534,405	$—	$534,405
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(1,311,998)	—	(1,311,998)
Total Centrally Cleared Swap Contracts	$—	$(777,593)	$—	$(777,593)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$462,622	$—	$462,622
OTC Swap Contracts at Value (Liabilities)	—	(631,050)	—	(631,050)
Total OTC Swap Contracts	$—	$(168,428)	$—	$(168,428)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, transfers into Level 3 in the amount of $5,323,250 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-47

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b) (c)	$3,119,740,453
Cash	600,602
Cash denominated in foreign currencies (d)	5,153,811
Cash collateral for centrally cleared swap contracts	2,586,520
OTC swap contracts at market value (e)	462,622
Unrealized appreciation on forward foreign currency exchange contracts	319,955
Receivable for:
Investments sold	12,818,304
TBA securities sold (f)	205,153,366
Premiums on written options	9,003
Fund shares sold	1,849,533
Dividends and interest	19,129,870
Variation margin on futures contracts	287,023
Interest on OTC swap contracts	54
Variation margin on centrally cleared swap contracts	107,062
Prepaid expenses	23,567
Other assets	9,998

Total Assets	3,368,251,743
Liabilities
Written options at value (g)	16,570,939
TBA Forward sales commitments, at value	66,468,720
OTC swap contracts at market value (h)	631,050
Cash collateral for OTC swap, option and forward foreign currency contracts	528,100
Unrealized depreciation on forward foreign currency exchange contracts	719,532
Collateral for securities loaned	1,120,531
Payables for:
Investments purchased	17,565,282
TBA securities purchased (f)	437,189,964
Fund shares redeemed	169,618
Foreign taxes	4,189
Premium on purchased options	14,863
Interest on forward sales commitments	210,677
Interest on OTC swap contracts	6,507
Accrued Expenses:
Management fees	792,245
Distribution and service fees	94,291
Deferred trustees’ fees	154,097
Other expenses	646,465

Total Liabilities	542,887,070

Net Assets	$2,825,364,673

Net Assets Consist of:
Paid in surplus	$3,353,485,788
Distributable earnings (Accumulated losses) (i)	(528,121,115)

Net Assets	$2,825,364,673

Net Assets
Class A	$2,335,252,907
Class B	415,185,530
Class E	74,926,236
Capital Shares Outstanding*
Class A	26,080,732
Class B	4,733,078
Class E	845,170
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$89.54
Class B	87.72
Class E	88.65

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $3,315,642,342.
(b)	Includes securities loaned at value of $12,199,339.
(c)	Investments at value is net of unfunded loan commitments of $25,648.
(d)	Identified cost of cash denominated in foreign currencies was $5,216,427.
(e)	Net premium paid on OTC swap contracts was $323,555.
(f)	Included within TBA securities sold is $142,105,572 related to TBA forward sale commitments and included within TBA securities purchased is $75,336,088 related to TBA forward sale commitments.
(g)	Premiums received on written options were $6,632,917.
(h)	Net premium received on OTC swap contracts was $105,142.
(i)	Includes foreign capital gains tax of $4,189.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$166,809
Interest (a)	56,853,026
Securities lending income	33,743

Total investment income	57,053,578
Expenses
Management fees	5,022,476
Administration fees	66,027
Custodian and accounting fees	401,227
Distribution and service fees — Class B	518,882
Distribution and service fees — Class E	57,307
Audit and tax services	65,763
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	45,978
Insurance	14,046
Miscellaneous	14,524

Total expenses	6,245,512
Less management fee waiver	(164,132)

Net expenses	6,081,380

Net Investment Income	50,972,198

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(55,934,305)
Purchased options	2,294,539
Futures contracts	17,186,948
Written options	(5,363,686)
Swap contracts	2,088,014
Foreign currency transactions	57,386
Forward foreign currency transactions	(434,770)

Net realized gain (loss)	(40,105,874)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	77,595,287
Purchased options	4,677,254
Futures contracts	(7,991,395)
Written options	(4,378,642)
Swap contracts	(3,715,405)
Foreign currency transactions	(55,151)
Forward foreign currency transactions	(422,845)

Net change in unrealized appreciation (depreciation)	65,709,103

Net realized and unrealized gain (loss)	25,603,229

Net Increase (Decrease) in Net Assets From Operations	$76,575,427

(a)	Net of foreign withholding taxes of $6,347.
(b)	Includes change in foreign capital gains tax of $(4,189).

See accompanying notes to financial statements.

BHFTII-48

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$50,972,198	$78,952,028
Net realized gain (loss)	(40,105,874)	(292,564,852)
Net change in unrealized appreciation (depreciation)	65,709,103	(291,166,063)

Increase (decrease) in net assets from operations	76,575,427	(504,778,887)

From Distributions to Shareholders
Class A	(72,850,562)	(79,174,618)
Class B	(11,997,790)	(12,754,723)
Class E	(2,239,363)	(2,489,604)

Total distributions	(87,087,715)	(94,418,945)

Increase (decrease) in net assets from capital share transactions	(5,466,197)	(224,190,087)

Total increase (decrease) in net assets	(15,978,485)	(823,387,919)

Net Assets
Beginning of period	2,841,343,158	3,664,731,077

End of period	$2,825,364,673	$2,841,343,158

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	233,494	$21,637,936	828,712	$81,045,920
Reinvestments	814,883	72,850,562	864,540	79,174,618
Redemptions	(1,128,924)	(104,452,910)	(3,500,402)	(335,535,124)

Net increase (decrease)	(80,547)	$(9,964,412)	(1,807,150)	$(175,314,586)

Class B
Sales	186,977	$16,780,765	289,179	$27,400,438
Reinvestments	136,977	11,997,790	142,098	12,754,723
Redemptions	(248,941)	(22,514,066)	(872,740)	(82,239,899)

Net increase (decrease)	75,013	$6,264,489	(441,463)	$(42,084,738)

Class E
Sales	23,056	$2,104,707	46,302	$4,481,669
Reinvestments	25,298	2,239,363	27,452	2,489,604
Redemptions	(66,898)	(6,110,344)	(146,119)	(13,762,036)

Net increase (decrease)	(18,544)	$(1,766,274)	(72,365)	$(6,790,763)

Increase (decrease) derived from capital shares transactions		$(5,466,197)		$(224,190,087)

See accompanying notes to financial statements.

BHFTII-49

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$89.99		$108.15	$113.91	$108.84	$102.94	$106.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.65		2.45	2.04	2.67	3.39	3.33
Net realized and unrealized gain (loss)	0.78		(17.68)	(2.58)	6.54	6.56	(3.77)

Total income (loss) from investment operations	2.43		(15.23)	(0.54)	9.21	9.95	(0.44)

Less Distributions
Distributions from net investment income	(2.88)		(2.81)	(3.05)	(4.14)	(4.05)	(3.55)
Distributions from net realized capital gains	0.00		(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.88)		(2.93)	(5.22)	(4.14)	(4.05)	(3.55)

Net Asset Value, End of Period	$89.54		$89.99	$108.15	$113.91	$108.84	$102.94

Total Return (%) (b)	2.72	(c)	(14.15)	(0.43)	8.60	9.83	(0.36)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.40	(d)	0.39	0.37	0.39	0.39	0.43
Gross ratio of expenses to average net assets excluding interest expense (%)	0.40	(d)	0.39	0.37	0.39	0.38	0.37
Net ratio of expenses to average net assets (%) (e)	0.39	(d)	0.38	0.37	0.39	0.39	0.43
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.39	(d)	0.38	0.37	0.39	0.38	0.37
Ratio of net investment income (loss) to average net assets (%)	3.61	(d)	2.55	1.86	2.40	3.18	3.22
Portfolio turnover rate (%)	212	(c)(f)	376 (f)	486 (f)	437 (f)	482 (f)	439 (f)
Net assets, end of period (in millions)	$2,335.3		$2,354.2	$3,024.7	$2,797.7	$2,846.1	$2,977.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$88.08		$105.87	$111.65	$106.74	$101.01	$104.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.51		2.16	1.73	2.34	3.06	3.02
Net realized and unrealized gain (loss)	0.76		(17.30)	(2.54)	6.42	6.44	(3.71)

Total income (loss) from investment operations	2.27		(15.14)	(0.81)	8.76	9.50	(0.69)

Less Distributions
Distributions from net investment income	(2.63)		(2.53)	(2.80)	(3.85)	(3.77)	(3.28)
Distributions from net realized capital gains	0.00		(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.63)		(2.65)	(4.97)	(3.85)	(3.77)	(3.28)

Net Asset Value, End of Period	$87.72		$88.08	$105.87	$111.65	$106.74	$101.01

Total Return (%) (b)	2.59	(c)	(14.36)	(0.69)	8.34	9.55	(0.62)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.64	0.62	0.64	0.64	0.68
Gross ratio of expenses to average net assets excluding interest expense (%)	0.65	(d)	0.64	0.62	0.64	0.63	0.62
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.63	0.62	0.64	0.64	0.68
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.64	(d)	0.63	0.62	0.64	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	3.37	(d)	2.30	1.61	2.14	2.93	2.97
Portfolio turnover rate (%)	212	(c)(f)	376 (f)	486 (f)	437 (f)	482 (f)	439 (f)
Net assets, end of period (in millions)	$415.2		$410.3	$539.9	$516.4	$468.9	$455.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-50

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$89.04		$107.01	$112.78	$107.78	$101.96	$105.94

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.57		2.28	1.86	2.48	3.20	3.15
Net realized and unrealized gain (loss)	0.76		(17.48)	(2.57)	6.48	6.49	(3.75)

Total income (loss) from investment operations	2.33		(15.20)	(0.71)	8.96	9.69	(0.60)

Less Distributions
Distributions from net investment income	(2.72)		(2.65)	(2.89)	(3.96)	(3.87)	(3.38)
Distributions from net realized capital gains	0.00		(0.12)	(2.17)	0.00	0.00	0.00

Total distributions	(2.72)		(2.77)	(5.06)	(3.96)	(3.87)	(3.38)

Net Asset Value, End of Period	$88.65		$89.04	$107.01	$112.78	$107.78	$101.96

Total Return (%) (b)	2.64	(c)	(14.27)	(0.60)	8.44	9.66	(0.52)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.54	0.52	0.54	0.54	0.58
Gross ratio of expenses to average net assets excluding interest expense (%)	0.55	(d)	0.54	0.52	0.54	0.53	0.52
Net ratio of expenses to average net assets (%) (e)	0.54	(d)	0.53	0.52	0.54	0.54	0.58
Net ratio of expenses to average net assets excluding interest expense (%) (e)	0.54	(d)	0.53	0.52	0.54	0.53	0.52
Ratio of net investment income (loss) to average net assets (%)	3.46	(d)	2.40	1.71	2.25	3.03	3.07
Portfolio turnover rate (%)	212	(c)(f)	376 (f)	486 (f)	437 (f)	482 (f)	439 (f)
Net assets, end of period (in millions)	$74.9		$76.9	$100.2	$93.6	$95.5	$96.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 67%, 64, 82%, 93%, 81%, and 92%, for the six months ended June 30, 2023, and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-51

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Bond Income Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-52

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based

BHFTII-53

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Special Purpose Acquisition Companies - The Portfolio may invest in Special Purpose Acquisition Companies (“SPAC”). A SPAC is typically a publicly traded company that raises investment capital via an initial public offering (an “IPO”) for the purpose of acquiring one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transaction (each a “Transaction”). If the Portfolio purchases shares of a SPAC in an IPO it will generally bear a sales commission, which may be significant. The shares of a SPAC are often issued in “units” that include one share of common stock and one right or warrant (or partial right or warrant) conveying the right to purchase additional shares or partial shares. In some cases, the rights and warrants may be separated from the common stock at the election of the holder, after which they may become freely tradeable. After going public and until a Transaction is completed, a SPAC generally invests the proceeds of its IPO (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. To the extent the SPAC is invested in cash or similar securities, this may impact the Portfolio’s ability to meet its investment objective(s). If a SPAC does not complete a Transaction within a specified period of time after going public, the SPAC is typically dissolved, at which point the invested funds are returned to the SPAC’s shareholders (less certain permitted expenses) and any rights or warrants issued by the SPAC expire worthless. SPACs generally provide their investors with the option of redeeming an investment in the SPAC at or around the time of effecting a Transaction. In some cases, the Portfolio may forfeit its right to receive additional warrants or other interests in the SPAC if it redeems its interest in the SPAC in connection with a Transaction. Because SPACs often do not have an operating history or ongoing business other than seeking a Transaction, the value of their securities may be particularly dependent on the quality of its management and on the ability of the SPAC’s management to identify and complete a profitable Transaction. Some SPACs may pursue Transactions only within certain industries or regions, which may increase the volatility of an investment in them. In addition, the securities issued by a SPAC, which may be traded in the OTC market, may become illiquid and/or may be subject to restrictions on resale. Other risks of investing in SPACs include that: a significant portion of the monies raised by the SPAC may be expended during the search for a target Transaction; an attractive Transaction may not be identified at all (or any requisite approvals may not be obtained) and the SPAC may be required to return any remaining monies to shareholders; a Transaction once identified or effected may prove unsuccessful and an investment in the SPAC may lose value; the warrants or other rights with respect to the SPAC held by the Portfolio may expire worthless or may be repurchased or retired by the SPAC at an unfavorable price; and an investment in a SPAC may be diluted by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-

BHFTII-54

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2023, the Portfolio had open unfunded loan commitments of $25,648. At June 30, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial

BHFTII-55

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $163,611,991. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $420,530. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment

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income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.
The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(3,328)	$—	$—	$—	$(3,328)
Corporate Bonds & Notes	(1,117,203)	—	—	—	(1,117,203)
Total Borrowings	$(1,120,531)	$—	$—	$—	$(1,120,531)
Gross amount of recognized liabilities for securities lending transactions					$(1,120,531)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the

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Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio

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realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced

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obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

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Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (b)	$13,099,076
	OTC swap contracts at market value	163,432	OTC swap contracts at market value	$13,507
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	338,974	Unrealized depreciation on centrally cleared swap contracts (d) (e)	1,004,294
	Unrealized appreciation on futures contracts (e) (f)	1,344,316	Unrealized depreciation on futures contracts (e) (f)	7,574,645
			Written options at value (g)	16,543,535
Credit	OTC swap contracts at market value (c)	298,348	OTC swap contracts at market value (c)	617,543
	Unrealized appreciation on centrally cleared swap contracts (d) (e)	195,431	Unrealized depreciation on centrally cleared swap contracts (d) (e)	307,704
Equity	OTC swap contracts at market value	842	Unrealized depreciation on futures contracts (e) (f)	200,399
Foreign Exchange	Investments at market value (a)	76,927	Written options at value	27,404
	Unrealized appreciation on forward foreign currency exchange contracts	319,955	Unrealized depreciation on forward foreign currency exchange contracts	719,532

Total		$15,837,301		$27,008,563

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Includes exchange-traded options with a value of $12,668,000 that are not subject to a master netting agreements.
(c)	Excludes OTC swap interest receivable of $54 and OTC swap interest payable of $6,507.
(d)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(e)	Financial instrument not subject to a master netting agreement.
(f)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(g)	Includes exchange-traded options with a value of $12,542,681 that are not subject to a master netting agreements.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$58,277	$(50,826)	$(7,451)	$—
Bank of New York	59,637	—	—	59,637
Barclays Bank plc	231,456	(231,456)	—	—
BNP Paribas S.A.	39,737	(39,737)	—	—
Citibank N.A.	310,154	(66,426)	(243,728)	—
Deutsche Bank AG	18,474	(18,474)	—	—
Goldman Sachs International	257,351	(130,593)	(126,758)	—
HSBC Bank plc	21,555	(5,774)	(15,781)	—
JPMorgan Chase Bank N.A.	91,392	(91,392)	—	—
Morgan Stanley & Co. International plc	181,580	(98,028)	(82,300)	1,252
Royal Bank of Canada	1,248	—	—	1,248
Standard Chartered Bank	8,111	(8,111)	—	—
Toronto Dominion Bank	6,966	—	—	6,966
UBS AG	4,642	(4,642)	—	—

	$1,290,580	$(745,459)	$(476,018)	$69,103

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Bank of America N.A.	$50,826	$(50,826)	$—	$—
Barclays Bank plc	2,465,550	(231,456)	(2,193,846)	40,248
BNP Paribas S.A.	363,646	(39,737)	(323,909)	—
Citibank N.A.	66,426	(66,426)	—	—
Deutsche Bank AG	307,938	(18,474)	(289,464)	—
Goldman Sachs International	130,593	(130,593)	—	—
HSBC Bank plc	5,774	(5,774)	—	—
JPMorgan Chase Bank N.A.	1,346,278	(91,392)	(1,254,886)	—
Morgan Stanley & Co. International plc	98,028	(98,028)	—	—
Standard Chartered Bank	101,776	(8,111)	(93,665)	—
State Street Bank and Trust	61,132	—	—	61,132
UBS AG	380,873	(4,642)	(376,231)	—

	$5,378,840	$(745,459)	$(4,532,001)	$101,380

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

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Notes to Financial Statements—June 30, 2023—(Continued)

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$3,933,631	$—	$(147,173)	$(1,491,919)	$2,294,539
Forward foreign currency transactions	—	—	—	(434,770)	(434,770)
Swap contracts	2,471,399	(375,219)	(8,166)	—	2,088,014
Futures contracts	18,454,775	—	(1,267,827)	—	17,186,948
Written options	(5,659,279)	—	72,612	222,981	(5,363,686)

	$19,200,526	$(375,219)	$(1,350,554)	$(1,703,708)	$15,771,045

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$4,619,484	$—	$—	$57,770	$4,677,254
Forward foreign currency transactions	—	—	—	(422,845)	(422,845)
Swap contracts	(3,613,029)	(103,218)	842	—	(3,715,405)
Futures contracts	(7,443,983)	—	(547,412)	—	(7,991,395)
Written options	(4,359,587)	—	—	(19,055)	(4,378,642)

	$(10,797,115)	$(103,218)	$(546,570)	$(384,130)	$(11,831,033)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$622,369,851
Forward foreign currency transactions	71,367,246
Futures contracts long	681,009,371
Futures contracts short	(523,541,681)
Swap contracts	343,937,740
Written options	(755,784,625)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio,

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$5,051,786,836	$1,028,433,908	$4,654,872,750	$1,213,398,086

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$4,193,734,647	$4,138,006,094

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$5,022,476	0.400%	Of the first $1 billion
	0.350%	Of the next $1 billion
	0.300%	Of the next $1 billion
	0.250%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $	1 billion
0.025%	Of the next $	1 billion

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.325% of the Portfolio’s average daily net assets for amounts over $2 billion but less than $3 billion (0.025% over the contractual advisory fee rate) and 0.325% for amounts over $3 billion but less than $3.4 billion (0.075% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $2 billion up to $3.4 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee.

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the

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BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$3,239,283,125

Gross unrealized appreciation	29,354,300
Gross unrealized (depreciation)	(241,508,313)

Net unrealized appreciation (depreciation)	$(212,154,013)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$90,815,649	$138,825,997	$3,603,296	$32,418,748	$94,418,945	$171,244,745

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$86,781,114	$—	$(300,747,195)	$(303,490,442)	$(517,456,523)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $145,427,331 and accumulated long-term capital losses of $158,063,111.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate

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Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-68

Brighthouse Funds Trust II

BlackRock Bond Income Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-69

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the BlackRock Capital Appreciation Portfolio returned 33.96%, 33.81%, and 33.81%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 29.02%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as represented by the S&P 500 Index, returned 16.9% in the first half of 2023. Equity markets gained in the first six months of the year, largely driven by a rally in technology stocks. At the start of the year, fears of recession eased, and equities surged while market participants priced in a near-term end to interest rate increases. By March, equity markets were characterized by the collapse of Silicon Valley Bank and Signature Bank which called the stability of the broader banking sector into question. Investor concerns eased as first quarter earnings were reported stronger than feared, while economic data remained mixed. In the U.S., core inflation showed signs of easing, although stickier components of the index such as shelter remained elevated. In response, the Fed raised interest rates by 75 basis points (“bps”) across three hikes and elected to hold rates steady in June.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark, the Russell 1000 Growth Index, in the first half of 2023. During the six-month period, the largest contributor to relative performance included positioning in the Consumer Staples sector, as well as stock selection in the Industrials and Consumer Discretionary sectors. On the other hand, stock selection in Communications Services and positioning in Financials detracted from relative returns during the period.

At the sector level, the largest contributor to relative performance during the period was Consumer Staples, driven by no exposure across the sector. The sector underperformed as we saw investors favor growth-oriented sectors over defensive sectors. Next, stock selection in the Industrials sector was a significant driver of return. This was mostly concentrated in the aerospace & defense industry, where shares of TransDigm Group gained over 42% during the period. TransDigm Group posted strong earnings results, surpassing Wall Street expectations, driven by the recovery of the commercial aerospace market. Additionally, avoiding exposure across the machinery and professional services industries, was additive for performance during the period. The next largest contributor was stock selection in the Consumer Discretionary sector. Most notably, an underweight to the specialty retail industry benefited performance. Elsewhere in Consumer Discretionary, an overweight position in Amazon.com proved beneficial as the company’s stock outperformed on improving investor sentiment. In addition to the above-mentioned sectors, overweight positions in NVIDIA Corporation within Information Technology and Eli Lilly within Health Care contributed to relative returns. We believe NVIDIA is the unquestioned leader in high performance compute semiconductors, also known as GPUs, which are the building blocks of artificial intelligence (“AI”). Meanwhile, the key driver of the rally in Eli Lilly stock has been optimism about the potential for two of the company’s drugs for weight loss and for early Alzheimer’s.

The largest detractor from relative performance during the period was stock selection in Communication Services. Most notably, an overweight position in Match Group within interactive media & services hindered performance. Match Group operates the largest global portfolio of dating apps & websites, spanning over 45 brands including Tinder, OkCupid, Hinge, etc. Shares of the stock struggled during the period as the company posted disappointing earnings. Additionally, no exposure to Meta Platforms proved costly to performance as shares performed well. The stock benefited as investors rewarded Meta for committing to cost discipline by reducing capital expenditure on the metaverse. The next largest detractor was stock selection in the Financials sector where investment decisions in the financial services and capital markets proved costly. In financial services, Visa shares declined as the company released data indicating declining U.S. personal consumption expenditure share due to high inflation; and in capital markets, an overweight position in MSCI, Inc. and an off-benchmark position in S&P Global hurt relative returns. Elsewhere in the Portfolio, an overweight to Danaher Corp. within Health Care and an underweight to Apple within Information Technology negatively impacted performance. Danaher was a big beneficiary during the pandemic due to its diagnostic testing and life sciences segment, and the recent underperformance can be attributed to slowing growth following a pull forward in demand. Meanwhile, Apple performed well in a volatile market environment as investors rotated into large and mega cap technology names due to strong quality metrics and healthy balance sheets amid a potentially uncertain market environment. However, our underweight to Apple is driven by our bearish fundamental view on the company.

Due to a combination of Portfolio trading activity and market movements during the period, the largest increases in active weights were in the Industrials and Consumer Staples sectors. These moves were driven by reduced underweight to machinery within Industrials and to beverages within Consumer Staples. Conversely, the largest reductions in active sector weights were in the Communication Services and Health Care sectors. These changes were primarily driven by a shift from being actively overweight to underweight in interactive media & services within Communication Services and reducing our active overweight to life sciences tools & services within Health Care.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*—(Continued)

The largest sector overweight in the Portfolio as of June 30, 2023 was Financials, followed by Health Care and Consumer Discretionary. Consumer Staples, Communication Services and Industrials were the largest Portfolio underweights.

Phil Ruvinsky

Caroline Bottinelli

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
BlackRock Capital Appreciation Portfolio
Class A	33.96	25.67	11.12	14.05
Class B	33.81	25.36	10.85	13.77
Class E	33.81	25.47	10.96	13.88
Russell 1000 Growth Index	29.02	27.11	15.14	15.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	9.2
Apple, Inc.	9.2
Amazon.com, Inc.	7.8
NVIDIA Corp.	5.7
Alphabet, Inc. - Class A	4.8
Visa, Inc. - Class A	4.1
Intuit, Inc.	3.7
Broadcom, Inc.	3.2
ASML Holding NV	3.1
Tesla, Inc.	2.9

Top Sectors

% of Net Assets
Information Technology	42.7
Consumer Discretionary	17.9
Health Care	13.3
Financials	11.3
Communication Services	7.6
Industrials	4.5
Energy	1.2
Materials	1.1

BHFTII-3

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Capital Appreciation Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)	Actual	0.59%	$1,000.00	$1,339.60	$3.42
	Hypothetical*	0.59%	$1,000.00	$1,021.87	$2.96

Class B(a)	Actual	0.84%	$1,000.00	$1,338.10	$4.87
	Hypothetical*	0.84%	$1,000.00	$1,020.63	$4.21

Class E(a)	Actual	0.74%	$1,000.00	$1,338.10	$4.29
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.5%
TransDigm Group, Inc.	45,872	$41,017,366

Automobiles—2.9%
Tesla, Inc. (a)	180,421	47,228,805

Broadline Retail—7.8%
Amazon.com, Inc. (a)	971,726	126,674,201

Capital Markets—4.3%
Blackstone, Inc. (b)	194,150	18,050,125
MSCI, Inc.	40,359	18,940,075
S&P Global, Inc.	79,349	31,810,221

		68,800,421

Chemicals—1.1%
Sherwin-Williams Co. (The)	68,560	18,204,051

Commercial Services & Supplies—2.0%
Cintas Corp.	34,987	17,391,338
Waste Connections, Inc.	99,449	14,214,246

		31,605,584

Entertainment—2.4%
Netflix, Inc. (a)	88,579	39,018,164

Financial Services—7.0%
Adyen NV (a)	5,829	10,099,410
MasterCard, Inc. - Class A	94,377	37,118,474
Visa, Inc. - Class A (b)	277,714	65,951,521

		113,169,405

Health Care Equipment & Supplies—4.3%
Boston Scientific Corp. (a)	326,597	17,665,632
IDEXX Laboratories, Inc. (a)	36,035	18,097,858
Intuitive Surgical, Inc. (a)	99,478	34,015,507

		69,778,997

Health Care Providers & Services—2.6%
UnitedHealth Group, Inc.	88,808	42,684,677

Hotels, Restaurants & Leisure—3.2%
Chipotle Mexican Grill, Inc. (a)	11,392	24,367,488
Evolution AB (144A)	213,282	27,027,034

		51,394,522

Interactive Media & Services—5.2%
Alphabet, Inc. - Class A (a)	647,026	77,449,012
Match Group, Inc. (a)	149,533	6,257,956

		83,706,968

IT Services—0.3%
MongoDB, Inc. (a)(b)	11,748	4,828,311

Life Sciences Tools & Services—2.6%
Danaher Corp.	112,181	26,923,440
Thermo Fisher Scientific, Inc.	28,699	14,973,703

		41,897,143

Oil, Gas & Consumable Fuels—1.2%
Cheniere Energy, Inc.	105,715	16,106,738
EQT Corp. (b)	81,885	3,367,930

		19,474,668

Pharmaceuticals—3.7%
Eli Lilly and Co.	88,104	41,319,014
Zoetis, Inc.	111,348	19,175,239

		60,494,253

Semiconductors & Semiconductor Equipment—14.6%
Advanced Micro Devices, Inc. (a)	36,871	4,199,976
ASML Holding NV	69,579	50,427,380
Broadcom, Inc.	60,018	52,061,414
KLA Corp.	67,405	32,692,773
Marvell Technology, Inc.	75,351	4,504,483
NVIDIA Corp.	217,469	91,993,736

		235,879,762

Software—18.7%
Cadence Design Systems, Inc. (a)	137,615	32,273,470
Intuit, Inc.	130,113	59,616,475
Microsoft Corp.	435,889	148,437,640
Palo Alto Networks, Inc. (a)(b)	55,000	14,053,050
Roper Technologies, Inc.	46,301	22,261,521
ServiceNow, Inc. (a)	45,126	25,359,458

		302,001,614

Specialty Retail—0.5%
Ross Stores, Inc.	65,817	7,380,060

Technology Hardware, Storage & Peripherals—9.2%
Apple, Inc.	764,499	148,289,871

Textiles, Apparel & Luxury Goods—3.5%
LVMH Moet Hennessy Louis Vuitton SE	30,128	28,432,573
NIKE, Inc. - Class B	259,222	28,610,332

		57,042,905

Total Common Stocks (Cost $1,135,007,842)		1,610,571,748

Preferred Stock—0.5%

Interactive Media & Services—0.5%
Bytedance, Ltd. - Class E † (a) (c) (d) (Cost $5,371,984)	49,026	8,618,970

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investment—0.1%

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreement—0.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $1,595,967; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $1,627,599.	1,595,661	$1,595,661

Total Short-Term Investments (Cost $1,595,661)		1,595,661

Securities Lending Reinvestments (e)—1.7%

Repurchase Agreements—0.8%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,649,873; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,721,304.	3,648,337	3,648,337
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $2,000,845; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $2,040,000.	2,000,000	2,000,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $5,026,104; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $5,422,804.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $900,380; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $920,304.	900,000	900,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $1,001,011; collateralized by various Common Stock with an aggregate market value of $1,115,919.	1,000,000	1,000,000

		12,548,337

Mutual Funds—0.9%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (f)	3,000,000	3,000,000

Mutual Funds—(Continued)
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (f)	3,000,000	3,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (f)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (f)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (f)	3,000,000	3,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $26,548,337)		26,548,337

Total Investments—101.9% (Cost $1,168,523,824)		1,647,334,716
Other assets and liabilities (net)—(1.9)%		(30,231,761)

Net Assets—100.0%		$1,617,102,955

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $8,618,970, which is 0.5% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $74,411,380 and the collateral received consisted of cash in the amount of $26,548,337 and non-cash collateral with a value of $48,639,002. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 0.5% of net assets.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
Bytedance, Ltd. - Class E	12/10/20	49,026	$5,371,984	$8,618,970

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$41,017,366	$—	$—	$41,017,366
Automobiles	47,228,805	—	—	47,228,805
Broadline Retail	126,674,201	—	—	126,674,201
Capital Markets	68,800,421	—	—	68,800,421
Chemicals	18,204,051	—	—	18,204,051
Commercial Services & Supplies	31,605,584	—	—	31,605,584
Entertainment	39,018,164	—	—	39,018,164
Financial Services	103,069,995	10,099,410	—	113,169,405
Health Care Equipment & Supplies	69,778,997	—	—	69,778,997
Health Care Providers & Services	42,684,677	—	—	42,684,677
Hotels, Restaurants & Leisure	24,367,488	27,027,034	—	51,394,522
Interactive Media & Services	83,706,968	—	—	83,706,968
IT Services	4,828,311	—	—	4,828,311
Life Sciences Tools & Services	41,897,143	—	—	41,897,143
Oil, Gas & Consumable Fuels	19,474,668	—	—	19,474,668
Pharmaceuticals	60,494,253	—	—	60,494,253
Semiconductors & Semiconductor Equipment	235,879,762	—	—	235,879,762
Software	302,001,614	—	—	302,001,614
Specialty Retail	7,380,060	—	—	7,380,060
Technology Hardware, Storage & Peripherals	148,289,871	—	—	148,289,871
Textiles, Apparel & Luxury Goods	28,610,332	28,432,573	—	57,042,905
Total Common Stocks	1,545,012,731	65,559,017	—	1,610,571,748
Total Preferred Stock*	—	—	8,618,970	8,618,970
Total Short-Term Investment*	—	1,595,661	—	1,595,661
Securities Lending Reinvestments
Repurchase Agreements	—	12,548,337	—	12,548,337
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	12,548,337	—	26,548,337
Total Investments	$1,559,012,731	$79,703,015	$8,618,970	$1,647,334,716

Collateral for Securities Loaned (Liability)	$—	$(26,548,337)	$—	$(26,548,337)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)(b)	$1,647,334,716
Cash	31
Cash denominated in foreign currencies (c)	12,582
Receivable for:
Investments sold	124,009
Fund shares sold	446,166
Dividends and interest	161,688
Prepaid expenses	13,146

Total Assets	1,648,092,338

Liabilities
Collateral for securities loaned	26,548,337
Payables for:
Fund shares redeemed	3,365,449
Accrued Expenses:
Management fees	701,519
Distribution and service fees	58,400
Deferred trustees’ fees	156,011
Other expenses	159,667

Total Liabilities	30,989,383

Net Assets	$1,617,102,955

Net Assets Consist of:
Paid in surplus	$1,104,169,048
Distributable earnings (Accumulated losses)	512,933,907

Net Assets	$1,617,102,955

Net Assets
Class A	$1,311,023,027
Class B	265,421,005
Class E	40,658,923
Capital Shares Outstanding*
Class A	40,396,812
Class B	9,102,746
Class E	1,320,764
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$32.45
Class B	29.16
Class E	30.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,168,523,824.
(b)	Includes securities loaned at value of $74,411,380.
(c)	Identified cost of cash denominated in foreign currencies was $12,533.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$5,182,144
Interest	24,927
Securities lending income	46,225

Total investment income	5,253,296

Expenses
Management fees	5,166,612
Administration fees	34,234
Custodian and accounting fees	51,183
Distribution and service fees—Class B	297,940
Distribution and service fees—Class E	26,981
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	34,309
Insurance	6,329
Miscellaneous	17,868

Total expenses	5,697,723
Less management fee waiver	(1,045,173)

Net expenses	4,652,550

Net Investment Income	600,746

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	36,068,719
Foreign currency transactions	(29,071)

Net realized gain (loss)	36,039,648

Net change in unrealized appreciation (depreciation) on:
Investments	395,641,609
Foreign currency transactions	2,198

Net change in unrealized appreciation (depreciation)	395,643,807

Net realized and unrealized gain (loss)	431,683,455

Net Increase (Decrease) in Net Assets From Operations	$432,284,201

(a)	Net of foreign withholding taxes of $166,566.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$600,746	$586,473
Net realized gain (loss)	36,039,648	28,995,964
Net change in unrealized appreciation (depreciation)	395,643,807	(817,775,118)

Increase (decrease) in net assets from operations	432,284,201	(788,192,681)

From Distributions to Shareholders
Class A	(24,750,989)	(342,728,460)
Class B	(5,413,650)	(72,719,560)
Class E	(781,635)	(10,974,815)

Total distributions	(30,946,274)	(426,422,835)

Increase (decrease) in net assets from capital share transactions	(97,880,274)	432,788,786

Total increase (decrease) in net assets	303,457,653	(781,826,730)

Net Assets
Beginning of period	1,313,645,302	2,095,472,032

End of period	$1,617,102,955	$1,313,645,302

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	411,400	$11,824,234	2,073,985	$75,245,501
Reinvestments	777,355	24,750,989	12,928,271	342,728,460
Redemptions	(4,012,328)	(119,705,069)	(2,091,770)	(71,487,091)

Net increase (decrease)	(2,823,573)	$(83,129,846)	12,910,486	$346,486,870

Class B
Sales	234,639	$6,039,694	1,213,218	$38,839,865
Reinvestments	189,222	5,413,650	3,040,115	72,719,560
Redemptions	(958,422)	(25,158,240)	(1,037,865)	(33,008,809)

Net increase (decrease)	(534,561)	$(13,704,896)	3,215,468	$78,550,616

Class E
Sales	86,238	$2,317,583	125,002	$4,240,294
Reinvestments	25,882	781,635	435,509	10,974,815
Redemptions	(150,912)	(4,144,750)	(227,543)	(7,463,809)

Net increase (decrease)	(38,792)	$(1,045,532)	332,968	$7,751,300

Increase (decrease) derived from capital shares transactions		$(97,880,274)		$432,788,786

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$24.69		$56.20	$53.39	$43.16	$38.83		$43.42

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.03	(0.09)	(0.07)	(0.00	)(b)	0.09
Net realized and unrealized gain (loss)	8.35		(20.40)	10.57	16.02	12.03		1.74

Total income (loss) from investment operations	8.37		(20.37)	10.48	15.95	12.03		1.83

Less Distributions
Distributions from net investment income	(0.01)		0.00	0.00	0.00	(0.10)		(0.06)
Distributions from net realized capital gains	(0.60)		(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Total distributions	(0.61)		(11.14)	(7.67)	(5.72)	(7.70)		(6.42)

Net Asset Value, End of Period	$32.45		$24.69	$56.20	$53.39	$43.16		$38.83

Total Return (%) (c)	33.96	(d)	(37.61)	21.20	40.66	32.85		2.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(e)	0.73	0.71	0.72	0.72		0.72
Net ratio of expenses to average net assets (%) (f)	0.59	(e)	0.63	0.62	0.63	0.63		0.63
Ratio of net investment income (loss) to average net assets (%)	0.13	(e)	0.08	(0.17)	(0.14)	(0.00	)(g)	0.21
Portfolio turnover rate (%)	13	(d)	65	41	37	43		45
Net assets, end of period (in millions)	$1,311.0		$1,067.3	$1,703.3	$1,651.2	$1,526.1		$1,327.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$22.25		$52.39	$50.37	$41.11	$37.29		$41.96

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.05)	(0.22)	(0.17)	(0.10)		(0.02)
Net realized and unrealized gain (loss)	7.53		(18.95)	9.91	15.15	11.52		1.71

Total income (loss) from investment operations	7.51		(19.00)	9.69	14.98	11.42		1.69

Less Distributions
Distributions from net realized capital gains	(0.60)		(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Total distributions	(0.60)		(11.14)	(7.67)	(5.72)	(7.60)		(6.36)

Net Asset Value, End of Period	$29.16		$22.25	$52.39	$50.37	$41.11		$37.29

Total Return (%) (c)	33.81	(d)	(37.75)	20.88	40.31	32.52		2.18

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(e)	0.98	0.96	0.97	0.97		0.97
Net ratio of expenses to average net assets (%) (f)	0.84	(e)	0.88	0.87	0.88	0.88		0.88
Ratio of net investment income (loss) to average net assets (%)	(0.12	)(e)	(0.17)	(0.42)	(0.39)	(0.25)		(0.04)
Portfolio turnover rate (%)	13	(d)	65	41	37	43		45
Net assets, end of period (in millions)	$265.4		$214.5	$336.4	$294.1	$220.5		$173.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$23.46		$54.28	$51.88	$42.15	$38.06	$42.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.02)	(0.17)	(0.13)	(0.06)	0.03
Net realized and unrealized gain (loss)	7.92		(19.66)	10.24	15.58	11.78	1.71

Total income (loss) from investment operations	7.92		(19.68)	10.07	15.45	11.72	1.74

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	(0.03)	0.00
Distributions from net realized capital gains	(0.60)		(11.14)	(7.67)	(5.72)	(7.60)	(6.36)

Total distributions	(0.60)		(11.14)	(7.67)	(5.72)	(7.63)	(6.36)

Net Asset Value, End of Period	$30.78		$23.46	$54.28	$51.88	$42.15	$38.06

Total Return (%) (c)	33.81	(d)	(37.68)	21.02	40.44	32.66	2.26

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(e)	0.88	0.86	0.87	0.87	0.87
Net ratio of expenses to average net assets (%) (f)	0.74	(e)	0.78	0.77	0.78	0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.02	)(e)	(0.07)	(0.32)	(0.29)	(0.15)	0.06
Portfolio turnover rate (%)	13	(d)	65	41	37	43	45
Net assets, end of period (in millions)	$40.7		$31.9	$55.7	$52.8	$42.9	$38.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Capital Appreciation Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-12

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $54,141 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $1,595,661. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $12,548,337. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-15

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$193,945,865	$0	$318,605,234

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average daily net assets
$5,166,612	0.730%	Of the first $1 billion
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $350 million
0.165%	On the next $350 million
0.225%	On the next $300 million
0.160%	On amounts in excess of $1 billion

An identical expense agreement was in place for the period March 1, 2023 to April 30, 2023.

Prior to March 1, 2023, the Adviser had agreed, for the period April 29, 2022 to February 28, 2023 to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.115%	Of the first $1 billion
0.050%	On the next $500 million
0.090%	On the next $1 billion
0.110%	On amounts in excess of $2.5 billion

BHFTII-16

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,170,774,934

Gross unrealized appreciation	494,495,527
Gross unrealized (depreciation)	(17,935,745)

Net unrealized appreciation (depreciation)	$476,559,782

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$174,966	$—	$426,247,869	$276,004,295	$426,422,835	$276,004,295

BHFTII-17

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$500,032	$30,333,247	$80,916,941	$—	$111,750,220

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

BlackRock Capital Appreciation Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Managed By BlackRock Advisors, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the BlackRock Ultra-Short Term Bond Portfolio returned 2.31%, 2.18%, and 2.23%, respectively. The Portfolio’s benchmark, the Bank of America/Merrill Lynch 3-month U.S. Treasury Bill Index¹, returned 2.25%.

MARKET ENVIRONMENT / CONDITIONS

The Federal Reserve (the “Fed”) maintained their fight against persistent inflation by raising rates 1.00% during the first half of 2023, bringing the total of hikes over the course of this cycle to 5.25% so far. Geopolitical risk, bank stresses, financial market volatility and defensive positioning by ultrashort market participants led to additional credit spread widening during the first six months of the year. 3-month London Inter-bank Offered Rate (“LIBOR”) spreads, a measure of credit premium in the market, began the year at 0.15% and rose to 0.26% on June 30, 2023. The 3-month LIBOR started the year at 4.77% and ended the period at 5.46%. The slope of the LIBOR curve as measured from 1-month to 1-year, decreased to approximately 0.82% on June 30, 2023, compared with a slope of 1.09% at the end of 2022 as expectation for aggressive rate hikes waned. The steepness of the LIBOR curve describes the yield difference between 1-month and 1-year LIBOR. The Secured Overnight Financing Rate (“SOFR”) which began the year at 4.30% ended the first half of 2023 at 5.09%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio positioning on June 30, 2023 reflected our outlook that the Fed was likely to raise interest rates in July of 2023 with future rate hikes much less certain. Portfolio purchases during the period were focused on floating rate securities indexed to SOFR and select fixed rate investments that were in line with our interest rate expectations. Repurchase agreements continued to make up a substantial amount of the Portfolio at period-end.

Weighted Average Maturity (the average amount of time until the securities in the portfolio mature or the coupon resets and describes interest rate sensitivity) increased significantly—from 16 days at the beginning of the year to 37 days to end June. The Weighted Average Life (the average amount of time until the securities in the portfolio mature and describes credit sensitivity) decreased from 59 days to 56 days over the period. Fixed rate investments with final maturities of 3 months to 1 year were added at yields of 4.88% to 5.93%. Very short-dated investments continued to benefit the Portfolio for much of the period by allowing the yield to adjust quickly to continued rate increases. Floating rate investments with maturities of 3 months to 1 year were added at spreads 0.15% to 0.60% over SOFR. Technical imbalances persist in the Treasury bill market—demand continues to outpace supply. Increased Treasury bill issuance since the debt ceiling resolution has eased the imbalance somewhat but bill yields remain low on a relative basis. Our allocation to floating rate instruments decreased to 25% and was comprised of securities indexed to SOFR and the federal funds effective rate. These contributed 1.34% to gross yield while fixed rate investments contributed the balance. We continued to focus our investments in the top two to five systemically important issuers domiciled in each of a select group of countries.

Eric Hiatt

Edward Ingold

Portfolio Managers

BlackRock Advisors, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index is composed of a single 90-day Treasury Bill issue, or potentially a seasoned 6-month or 1-year Treasury Bill issue, that is replaced on a monthly basis.

BHFTII-1

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

A $10,000 INVESTMENT COMPARED TO THE BANK OF AMERICA/MERRILL LYNCH 3-MONTH U.S. TREASURY BILL INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
BlackRock Ultra-Short Term Bond Portfolio
Class A	2.31	3.76	1.42	0.91
Class B	2.18	3.51	1.17	0.72
Class E	2.23	3.61	1.27	0.80
Bank of America/Merrill Lynch 3-Month U.S. Treasury Bill Index	2.25	3.59	1.55	0.99

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Issuers

% of Net Assets
BofA Securities, Inc.	15.8
JPMorgan Securities LLC	7.7
Province of Quebec Canada	3.3
Chariot Funding LLC	3.1
Bank of America N.A.	3.0
Longship Funding LLC	2.9
Westpac Banking Corp.	2.9
Charta LLC	2.9
Sumitomo Mitsui Trust Bank Ltd (NY)	2.8
Mitsubishi UFJ Trust & Banking Corp.	2.4

BHFTII-2

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

BlackRock Ultra-Short Term Bond Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.36%	$1,000.00	$1,023.10	$1.81
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81
Class B (a)	Actual	0.61%	$1,000.00	$1,021.80	$3.06
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06
Class E (a)	Actual	0.51%	$1,000.00	$1,022.30	$2.56
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 4 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes — 0.3% of Net Assets

Security Description	Principal Amount*	Value

Auto Manufacturers—0.3%
Toyota Motor Credit Corp. 5.447%, SOFR + 0.380%, 02/22/24 (a) (Cost $2,270,000)	2,270,000	$2,268,710

Short-Term Investments—99.5%

Certificate of Deposit—26.4%
Bank of America N.A. 5.250%, 01/31/24	5,000,000	4,982,081
5.310%, 09/15/23	2,000,000	1,999,999
5.340%, 07/14/23	10,000,000	10,000,333
5.440%, 02/06/24	4,597,000	4,582,280
5.750%, 01/09/24	5,000,000	4,998,281
Bank of Montreal (Chicago) 5.480%, 08/24/23	4,000,000	4,001,286
Bank of Nova Scotia 5.550%, SOFR + 0.490%, 01/26/24 (a)	2,000,000	2,000,377
5.800%, SOFR + 0.740%, 08/07/23 (a)	5,000,000	5,002,774
5.820%, 06/13/24	3,000,000	2,993,225
BNP Paribas S.A. (NY) 5.250%, 01/31/24	4,000,000	3,985,423
5.690%, SOFR + 0.630%, 02/05/24 (a)	3,000,000	3,002,918
Canadian Imperial Bank of Commerce (NY) 5.400%, 02/08/24	4,000,000	3,988,891
5.600%, 12/01/23	4,000,000	3,997,948
5.600%, 03/04/24	3,000,000	2,992,250
5.710%, SOFR + 0.650%, 07/03/23 (a)	5,000,000	5,000,224
5.810%, SOFR + 0.750%, 07/21/23 (a)	1,500,000	1,500,605
5.930%, 06/28/24	3,000,000	2,997,398
Citibank N.A. 4.160%, 09/01/23	4,500,000	4,489,488
5.680%, SOFR + 0.620%, 09/21/23 (a)	3,000,000	3,002,250
5.800%, 03/04/24	3,000,000	2,997,673
Credit Agricole Corporate & Investment Bank 5.440%, SOFR + 0.380%, 11/17/23 (a)	4,000,000	4,000,489
Credit Agricole Corporate & Investment Bank (NY) 5.690%, 12/13/23	3,000,000	2,999,481
Credit Industriel et Commercial 5.550%, SOFR + 0.490%, 07/10/23 (a)	10,000,000	10,001,057
DZ Bank AG (NY) 5.400%, 11/09/23	2,000,000	1,998,689
Mitsubishi UFJ Trust & Banking Corp. 5.080%, 07/05/23	11,500,000	11,500,033
5.200%, SOFR + 0.140%, 07/10/23 (a)	10,000,000	9,999,901
Mizuho Bank, Ltd. 5.410%, 10/20/23	4,500,000	4,500,192
5.460%, 08/17/23	7,000,000	7,001,990
5.460%, SOFR + 0.400%, 08/18/23 (a)	7,200,000	7,202,081
Nordea Bank Abp (NY) 5.030%, 08/17/23	3,000,000	2,999,231
Royal Bank of Canada 5.860%, SOFR + 0.800%, 10/19/23 (a)	3,000,000	3,004,660

Certificate of Deposit—(Continued)
Standard Chartered Bank (NY) 5.210%, 10/31/23	5,000,000	4,994,265
5.630%, 03/01/24	4,000,000	3,990,943
State Street Bank and Trust Co. 5.560%, 03/28/24	5,000,000	4,998,567
Sumitomo Mitsui Banking Corp (NY) 5.210%, SOFR + 0.150%, 09/08/23 (a)	8,000,000	7,998,377
5.370%, SOFR + 0.310%, 08/11/23 (a)	8,000,000	8,000,837
Sumitomo Mitsui Trust Bank, Ltd. (NY) 5.240%, SOFR + 0.180%, 08/25/23 (a)	5,000,000	4,999,976
5.370%, SOFR + 0.310%, 08/08/23 (a)	7,000,000	7,001,166
5.380%, SOFR + 0.320%, 09/08/23 (a)	5,000,000	5,000,738
5.540%, 09/21/23	7,500,000	7,500,793
Svenska Handelsbanken AB 5.610%, SOFR + 0.550%, 04/29/24 (a)	3,000,000	2,998,988
5.720%, SOFR + 0.660%, 07/03/23 (a)	5,000,000	4,998,645
Toronto-Dominion Bank (NY) 4.120%, 08/28/23	4,000,000	3,991,936
5.270%, 01/24/24	3,000,000	2,989,317
5.810%, SOFR + 0.500%, 01/29/24 (a)	5,000,000	5,001,842
Wells Fargo Bank N.A. 5.560%, SOFR + 0.500%, 01/22/24 (a)	5,000,000	5,003,268
Westpac Banking Corp. 5.510%, SOFR + 0.450%, 07/13/23 (a)	8,000,000	8,000,971
5.640%, SOFR + 0.580%, 05/17/24 (a)	3,000,000	3,000,011

		234,194,148

Commercial Paper—47.1%
Antalis S.A. 4.903%, 08/01/23 (b)	5,000,000	4,976,618
ANZ New Zealand International Ltd. 5.365%, 11/09/23 (b)	3,200,000	3,136,898
ASB Bank Ltd. 5.201%, 08/18/23 (b)	4,000,000	3,971,656
Australia & New Zealand Banking Group, Ltd. 5.560%, SOFR + 0.500%, 04/02/24 (a)	2,000,000	1,999,518
5.594%, 11/08/23 (b)	7,000,000	6,863,061
Bank of Nova Scotia 5.720%, SOFR + 0.660%, 08/18/23 (a)	4,000,000	4,002,385
Bedford Row Funding Corp. 4.139%, 07/05/23 (b)	15,000,000	14,989,471
Bennington Stark Capital Co. LLC. 4.312%, 07/06/23 (b)	20,000,000	19,983,023
BNZ International Funding, Ltd. 5.469%, SOFR + 0.400%, 10/27/23 (144A) (a)	6,000,000	6,000,401
BPCE S.A. 4.095%, 09/01/23 (b)	5,000,000	4,953,196
5.430%, SOFR + 0.370%, 10/31/23 (a)	9,000,000	9,002,827
Cabot Trail Funding LLC 5.328%, 08/24/23 (b)	8,100,000	8,033,794
Caterpillar Financial Services Corp. 4.139%, 07/05/23 (b)	20,000,000	19,986,036

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investments —(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—(Continued)
CDP Financial, Inc. 5.589%, 05/29/24 (b)	4,000,000	$3,791,547
5.602%, 12/04/23 (144A) (b)	6,000,000	5,855,796
Chariot Funding LLC 5.177%, 08/04/23 (b)	8,000,000	7,959,268
5.207%, 08/11/23 (b)	11,000,000	10,932,497
5.468%, 09/05/23 (b)	9,000,000	8,909,918
Charta LLC 5.285%, 08/16/23 (b)	12,000,000	11,917,327
5.569%, 10/04/23 (b)	6,000,000	5,912,320
5.591%, 10/05/23 (b)	8,000,000	7,881,833
Columbia Funding Co. LLC 4.858%, 08/02/23 (b)	5,500,000	5,473,632
Commonwealth Bank of Australia 5.400%, 02/16/24 (144A) (b)	5,000,000	4,991,959
5.660%, SOFR + 0.600%, 07/13/23 (144A) (a)	6,000,000	6,000,599
Concord Minutemen Capital Co LLC 5.460%, SOFR + 0.400%, 08/30/23 (a)	3,000,000	3,000,150
5.460%, SOFR + 0.400%, 09/28/23 (a)	7,000,000	7,000,093
Cooperatieve Rabobank UA 5.599%, 12/01/23 (b)	4,000,000	3,905,581
Federation des Caisses Desjardins du Quebec 4.866%, 07/13/23 (b)	10,000,000	9,981,627
5.320%, 08/09/23 (144A) (b)	7,000,000	6,959,633
Great Bear Funding LLC 4.131%, 07/05/23 (b)	3,000,000	2,997,890
ING U.S Funding LLC 5.416%, 11/08/23 (b)	3,000,000	2,939,707
Lloyds Bank plc 5.437%, 11/13/23 (b)	6,000,000	5,872,908
Longship Funding LLC 4.123%, 07/05/23 (b)	15,000,000	14,989,450
4.295%, 07/06/23 (b)	11,000,000	10,990,711
Mackinac Funding Co. LLC 4.972%, 08/07/23 (b)	5,000,000	4,972,012
Macquarie Bank Ltd. 5.117%, 10/23/23 (b)	7,500,000	7,367,942
5.267%, 11/06/23 (b)	1,920,000	1,881,782
5.491%, 02/12/24 (b)	4,000,000	3,856,662
Mercedes-Benz Finance North America LLC 4.180%, 07/05/23 (b)	12,000,000	11,991,773
4.462%, 07/07/23 (b)	5,000,000	4,995,226
National Australia Bank Ltd. 5.530%, SOFR + 0.470%, 07/13/23 (a)	8,000,000	8,001,028
NRW Bank 4.270%, 07/06/23 (b)	15,000,000	14,987,360
Podium Funding Trust 5.424%, 11/06/23 (b)	7,000,000	6,859,057
Province of Quebec Canada 4.800%, 07/13/23 (b)	17,000,000	16,969,054
4.991%, 07/25/23 (b)	12,000,000	11,957,642
PSP Capital, Inc. 3.872%, 08/17/23 (b)	6,000,000	5,958,384
Ridgefield Funding Co. LLC 4.858%, 08/02/23 (b)	8,000,000	7,961,647
5.260%, SOFR + 0.200%, 07/10/23 (144A) (a)	5,000,000	5,000,076

Commercial Paper—(Continued)
Royal Bank of Canada 5.660%, SOFR + 0.600%, 05/23/24 (a)	3,550,000	3,550,662
Swedbank AB 5.330%, SOFR + 0.270%, 09/01/23 (a)	3,600,000	3,600,463
UBS AG 5.452%, SOFR + 0.400%, 08/02/23 (144A) (a)	3,000,000	3,000,259
UnitedHealth Group, Inc. 4.123%, 07/05/23 (b)	15,000,000	14,989,452
Victory Receivables Corp. 5.495%, 09/14/23 (b)	10,000,000	9,885,388
Westpac Banking Corp. 5.580%, SOFR + 0.520%, 07/07/23 (a)	10,000,000	10,000,780
5.580%, SOFR + 0.520%, 04/19/24 (a)	2,000,000	1,999,703
5.759%, 03/13/24 (b)	3,000,000	2,879,745

		418,829,427

Repurchase Agreements—23.4%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.060%, due on 07/03/23 with a maturity value of $140,059,033; collateralized by U.S. Treasury Note at 1.875%, maturing 06/30/26, with a market value of $142,789,386.	140,000,000	140,000,000
JPMorgan Securities LLC Repurchase Agreement dated 06/30/23 at 5.060%, due on 07/03/23 with a maturity value of $68,028,673; collateralized by U.S. Government Agency Obligations with rates ranging from 2.500% -5.500%, with maturity dates ranging from 02/20/37-05/20/53, and an aggregate market value of $77,523,857.	68,000,000	68,000,000

		208,000,000

U.S. Treasury—0.9%
U.S. Treasury Bill 5.076%, 08/10/23 (b)	8,000,000	7,956,659

Time Deposit—1.7%
Royal Bank Of Canada (Toronto) 5.070%, 07/03/23	15,000,000	15,000,000

Total Short-Term Investments (Cost $884,217,164)		883,980,234

Total Investments— 99.8% (Cost $886,487,164)		886,248,944
Other assets and liabilities (net) — 0.2%		2,115,659

Net Assets—100.0%		$888,364,603

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(b)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $37,808,723, which is 4.3% of net assets.

Glossary of Abbreviations

Index Abbreviations
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Corporate Bonds & Notes*	$—	$2,268,710	$—	$2,268,710
Total Short-Term Investments*	—	883,980,234	—	883,980,234
Total Investments	$—	$886,248,944	$—	$886,248,944

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$678,248,944
Repurchase Agreements at value which equals cost	208,000,000
Cash	629,653
Receivable for:
Fund shares sold	368,033
Interest	2,034,846
Prepaid expenses	7,427

Total Assets	889,288,903

Liabilities
Payables for:
Fund shares redeemed	312,828
Accrued Expenses:
Management fees	237,881
Distribution and service fees	90,587
Deferred trustees’ fees	154,091
Other expenses	128,913

Total Liabilities	924,300

Net Assets	$888,364,603

Net Assets Consist of:
Paid in surplus	$868,375,196
Distributable earnings (Accumulated losses)	19,989,407

Net Assets	$888,364,603

Net Assets
Class A	$418,285,049
Class B	395,241,686
Class E	74,837,868
Capital Shares Outstanding*
Class A	4,106,593
Class B	3,889,142
Class E	735,327
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$101.86
Class B	101.63
Class E	101.77

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding repurchase agreements, was $678,487,164.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$22,746,646

Total investment income	22,746,646

Expenses
Management fees	1,601,993
Administration fees	24,214
Custodian and accounting fees	46,925
Distribution and service fees—Class B	507,752
Distribution and service fees—Class E	56,699
Audit and tax services	20,780
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	24,681
Insurance	4,649
Miscellaneous	6,366

Total expenses	2,333,341
Less management fee waiver	(114,418)

Net expenses	2,218,923

Net Investment Income	20,527,723

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(415)
Net change in unrealized depreciation on investments	(71,223)

Net realized and unrealized gain (loss)	(71,638)

Net Increase (Decrease) in Net Assets From Operations	$20,456,085

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,527,723	$13,738,733
Net realized gain (loss)	(415)	1,410
Net change in unrealized appreciation (depreciation)	(71,223)	(114,591)

Increase (decrease) in net assets from operations	20,456,085	13,625,552

From Distributions to Shareholders
Class A	(7,042,474)	0
Class B	(5,670,280)	0
Class E	(1,148,518)	0

Total distributions	(13,861,272)	0

Increase (decrease) in net assets from capital share transactions	(88,697,140)	(97,548,844)

Total increase (decrease) in net assets	(82,102,327)	(83,923,292)

Net Assets
Beginning of period	970,466,930	1,054,390,222

End of period	$888,364,603	$970,466,930

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	947,097	$96,621,373	1,343,555	$134,616,181
Reinvestments	69,275	7,042,474	0	0
Redemptions	(1,550,458)	(158,216,664)	(2,381,726)	(239,273,664)

Net increase (decrease)	(534,086)	$(54,552,817)	(1,038,171)	$(104,657,483)

Class B
Sales	541,175	$55,021,385	1,731,329	$172,978,838
Reinvestments	55,898	5,670,280	0	0
Redemptions	(882,825)	(89,887,414)	(1,624,592)	(162,260,675)

Net increase (decrease)	(285,752)	$(29,195,749)	106,737	$10,718,163

Class E
Sales	37,918	$3,875,179	179,641	$17,969,425
Reinvestments	11,307	1,148,518	0	0
Redemptions	(97,831)	(9,972,271)	(215,777)	(21,578,949)

Net increase (decrease)	(48,606)	$(4,948,574)	(36,136)	$(3,609,524)

Increase (decrease) derived from capital shares transactions		$(88,697,140)		$(97,548,844)

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$101.26		$99.82		$100.35	$101.88	$101.58	$100.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.33		1.41		(0.20)	0.40	2.12	1.81
Net realized and unrealized gain (loss)	0.01		0.03		0.01	0.04	0.02	0.00 (b)

Total income (loss) from investment operations	2.34		1.44		(0.19)	0.44	2.14	1.81

Less Distributions
Distributions from net investment income	(1.74)		0.00		(0.34)	(1.97)	(1.84)	(1.04)
Distributions from net realized capital gains	(0.00	)(c)	0.00		0.00	0.00	0.00	(0.01)

Total distributions	(1.74)		0.00		(0.34)	(1.97)	(1.84)	(1.05)

Net Asset Value, End of Period	$101.86		$101.26		$99.82	$100.35	$101.88	$101.58

Total Return (%) (d)	2.31	(e)	1.44		(0.19)	0.43	2.13	1.81

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.39	(f)	0.38		0.38	0.39	0.39	0.39
Net ratio of expenses to average net assets (%) (g)	0.36	(f)	0.36		0.36	0.36	0.37	0.36
Ratio of net investment income (loss) to average net assets (%)	4.60	(f)	1.41		(0.20)	0.40	2.08	1.79
Portfolio turnover rate (%)	0	(e)(h)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)
Net assets, end of period (in millions)	$418.3		$469.9		$566.9	$377.4	$320.7	$307.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$100.91		$99.72		$100.24	$101.77	$101.46	$100.68

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.20		1.23		(0.44)	0.16	1.87	1.55
Net realized and unrealized gain (loss)	0.00		(0.04)		(0.01)	0.04	0.02	0.00 (b)

Total income (loss) from investment operations	2.20		1.19		(0.45)	0.20	1.89	1.55

Less Distributions
Distributions from net investment income	(1.48)		0.00		(0.07)	(1.73)	(1.58)	(0.76)
Distributions from net realized capital gains	(0.00	)(c)	0.00		0.00	0.00	0.00	(0.01)

Total distributions	(1.48)		0.00		(0.07)	(1.73)	(1.58)	(0.77)

Net Asset Value, End of Period	$101.63		$100.91		$99.72	$100.24	$101.77	$101.46

Total Return (%) (d)	2.18	(e)	1.18		(0.45)	0.19	1.88	1.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(f)	0.63		0.63	0.64	0.64	0.64
Net ratio of expenses to average net assets (%) (g)	0.61	(f)	0.61		0.61	0.61	0.62	0.61
Ratio of net investment income (loss) to average net assets (%)	4.36	(f)	1.23		(0.44)	0.16	1.84	1.53
Portfolio turnover rate (%)	0	(e)(h)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)
Net assets, end of period (in millions)	$395.2		$421.3		$405.7	$446.3	$391.7	$412.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$101.10		$99.81		$100.33	$101.85	$101.53	$100.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	2.26		1.28		(0.34)	0.31	1.97	1.64
Net realized and unrealized gain (loss)	(0.02)		0.01		0.00	(0.02)	0.02	0.02

Total income (loss) from investment operations	2.24		1.29		(0.34)	0.29	1.99	1.66

Less Distributions
Distributions from net investment income	(1.57)		0.00		(0.18)	(1.81)	(1.67)	(0.86)
Distributions from net realized capital gains	(0.00	)(c)	0.00		0.00	0.00	0.00	(0.01)

Total distributions	(1.57)		0.00		(0.18)	(1.81)	(1.67)	(0.87)

Net Asset Value, End of Period	$101.77		$101.10		$99.81	$100.33	$101.85	$101.53

Total Return (%) (d)	2.23	(e)	1.28		(0.34)	0.29	1.98	1.66

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.54	(f)	0.53		0.53	0.54	0.54	0.54
Net ratio of expenses to average net assets (%) (g)	0.51	(f)	0.51		0.51	0.51	0.52	0.51
Ratio of net investment income (loss) to average net assets (%)	4.46	(f)	1.28		(0.34)	0.30	1.94	1.62
Portfolio turnover rate (%)	0	(e)(h)	0	(h)	0 (h)	0 (h)	0 (h)	0 (h)
Net assets, end of period (in millions)	$74.8		$79.3		$81.8	$90.2	$96.7	$98.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net realized and unrealized gain (loss) on investments was less than $0.01.
(c)	Distributions from net realized capital gains were less than $0.01 per share.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of the management fee waivers (see Note 4 of the Notes to Financial Statements).
(h)	There were no long term transactions during the six months ended June 30, 2023 and for years ended December 31, 2022, 2021, 2020, 2019 and 2018.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is BlackRock Ultra-Short Term Bond Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodology to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for

BHFTII-11

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had investments in repurchase agreements with a gross value of $208,000,000, which is included as Repurchase agreements on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of

BHFTII-12

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-13

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

4. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average daily net assets
$1,601,993	0.350%	Of the first $1 billion
	0.300%	Of amount in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. BlackRock Advisors, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” as follows:

% per annum reduction	Average daily net assets
0.025%	Of the first $	1 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-14

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

5. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

6. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$886,487,166

Gross unrealized appreciation	42,843
Gross unrealized (depreciation)	(281,065)

Net unrealized appreciation (depreciation)	$(238,222)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$2,388,156	$—	$—	$—	$2,388,156

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,713,890	$—	$(166,999)	$—	$13,546,891

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-15

Brighthouse Funds Trust II

BlackRock Ultra-Short Term Bond Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Asset Allocation 20 Portfolio returned 3.77% and 3.60%, respectively. The Portfolio’s benchmark, the Dow Jones Conservative Portfolio Index¹, returned 3.62%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period.

In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 20 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 20% to equities and 80% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Conservative Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the top performing portfolios were the Brighthouse/Eaton Vance Floating Rate Portfolio and the BlackRock High Yield Portfolio as lower credit bank loans and bonds benefited over the period in which riskier assets were rewarded. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.6%. The Portfolio’s duration (bond price changes in response to interest rate levels) positioning along with allocations to and selections within securitized assets, investment grade credit bonds, and Agency Mortgage-Backed-Securities (“MBS”) contributed to relative results. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 1.6% during the period. Allocations to both high yield bonds and bank loans were primary contributors. Exposures to Collateralized Loan Obligations and non-agency MBS securities bolstered returns. Conversely, the Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 1.9%. The Portfolio’s currency positioning in the euro, Japanese yen, and South Korean won detracted from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio fell 3.0% relative to its benchmark. A combination of negative security selection and an underweight to the Communication Services sector, and weak selection in the Industrials sector pressured relative performance. On the positive side, the BlackRock Capital Appreciation Portfolio beat its benchmark by 4.9%. Positive security selection occurred across multiple sectors and was strongest in the Health Care sector. Underweight positions in the Consumer Staples and Industrials sectors added to results. Across mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials was the largest relative contributor to results followed by selection in IT. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. Within small cap, the Loomis Small Cap Growth Portfolio underperformed its benchmark by 4.3%. Results were negatively impacted from security selection in the Health Care, IT, and Industrials sec-

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

tors. Additionally, overall small cap performance was negatively imp-acted by the absolute performance of the JPMorgan Small Cap Value Portfolio. Conversely, the Neuberger Berman Genesis Portfolio outp- erformed its benchmark by 9.5%. Overweight positions in the IT and Industrials sectors and an underweight in the Financials sector were primary contributors. Positive security selection in the Health Care sector boosted relative results.

Non-U.S. equity portfolios had mixed performance results over the period. Developed market portfolios experienced weakness while the emerging market portfolio was a positive contributor. Within developed markets, overall performance was negatively impacted by the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio. The MFS Research International Portfolio underperformed its benchmark by 1.7%. Negative security selection in the Financials, Health Care, and Consumer Staples sectors were leading detractors over the period.

Regionally, selection in the United Kingdom (“U.K.”) and Europe ex-U.K. hurt relative results. On a positive note, the Baillie Gifford International Stock Portfolio outperformed its benchmark by 5.5%. An overweight position and security selection in the IT sector was the largest contributor to relative results over the period. From a regional perspective, security selection across Europe ex-U.K., Emerging Markets, and North America drove the outperformance. In emerging markets, the Brighthouse/abrdn Emerging Markets Equity Portfolio outperformed its benchmark by 0.1%. The Portfolio benefited from positive security selection in the Financials and Industrials sectors. Regionally, selection was positive across Latin America and Europe, Middle East & Africa.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Conservative Portfolio Index level is set to 20% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 20 Portfolio
Class A	3.77	2.67	2.66	3.30
Class B	3.60	2.50	2.42	3.03
Dow Jones Conservative Portfolio Index	3.62	2.45	0.80	1.90

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Western Asset Management U.S. Government Portfolio (Class A)	13.0
PIMCO Total Return Portfolio (Class A)	12.5
BlackRock Bond Income Portfolio (Class A)	12.2
TCW Core Fixed Income Portfolio (Class A)	9.5
PIMCO Inflation Protected Bond Portfolio (Class A)	8.5
JPMorgan Core Bond Portfolio (Class A)	7.7
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	5.0
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	5.0
MFS Value Portfolio (Class A)	2.3
Invesco Comstock Portfolio (Class A)	2.0

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	68.3
U.S. Large Cap Equities	11.0
High Yield Fixed Income	7.5
International Developed Market Equities	3.8
International Fixed Income	3.5
U.S. Small Cap Equities	3.3
Global Equities	1.5
Real Estate Equities	0.5
U.S. Mid Cap Equities	0.5
Emerging Market Equities	0.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 20 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)(b)	Actual	0.63%	$1,000.00	$1,037.70	$3.18
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class B(a)(b)	Actual	0.88%	$1,000.00	$1,036.00	$4.44
	Hypothetical*	0.88%	$1,000.00	$1,020.43	$4.41

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects an expense limitation agreement between Brighthouse Investment Advisers, LLC and the Portfolio as described in Note 5 of the Notes to Financial Statements.
(b)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.1% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.1%
AB International Bond Portfolio (Class A) (a)	1,048,591	$7,895,887
Baillie Gifford International Stock Portfolio (Class A) (b)	391,505	3,973,775
BlackRock Bond Income Portfolio (Class A) (b)	540,111	48,361,498
BlackRock Capital Appreciation Portfolio (Class A) (b)	92,941	3,015,937
BlackRock High Yield Portfolio (Class A) (a)	433,944	2,976,856
Brighthouse Small Cap Value Portfolio (Class A) (a)	310,297	4,018,347
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	113,612	987,292
Brighthouse/Artisan International Portfolio (Class A) (a)	305,437	3,002,448
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	4,992	1,003,868
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	735,128	6,946,959
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	2,332,221	19,730,593
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	785,126	5,912,001
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	256,712	7,031,354
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	316,730	4,012,964
CBRE Global Real Estate Portfolio (Class A) (a)	207,663	1,989,408
Harris Oakmark International Portfolio (Class A) (a)	307,150	3,983,736
Invesco Comstock Portfolio (Class A) (a)	680,270	8,027,187
Invesco Global Equity Portfolio (Class A) (a)	45,607	999,251
Jennison Growth Portfolio (Class A) (b) (c)	235,934	3,010,523
JPMorgan Core Bond Portfolio (Class A) (a)	3,482,972	30,615,323
JPMorgan Small Cap Value Portfolio (Class A) (a)	195,483	2,003,706
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	97,080	1,006,723
MFS Research International Portfolio (Class A) (a)	338,741	3,986,981

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	688,278	9,043,976
Neuberger Berman Genesis Portfolio (Class A) (b)	112,516	2,015,166
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	3,607,093	33,582,031
PIMCO Total Return Portfolio (Class A) (a)	5,171,150	49,281,061
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	160,700	3,014,740
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	246,252	6,011,006
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	112,339	1,005,435
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	215,314	4,026,369
TCW Core Fixed Income Portfolio (Class A) (a)	4,355,936	37,461,049
VanEck Global Natural Resources Portfolio (Class A) (b)	427,317	4,999,612
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	1,902,422	19,766,169
Western Asset Management U.S. Government Portfolio (Class A) (b)	5,019,857	51,302,942

Total Mutual Funds (Cost $451,916,800)		396,002,173

Total Investments—100.1% (Cost $451,916,800)		396,002,173
Other assets and liabilities (net)—(0.1)%		(298,523)

Net Assets—100.0%		$395,703,650

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$396,002,173	$—	$—	$396,002,173
Total Investments	$396,002,173	$—	$—	$396,002,173

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$396,002,173
Receivable for:
Affiliated investments sold	149,549
Fund shares sold	24,170
Due from investment adviser	13,621

Total Assets	396,189,513
Liabilities
Payables for:
Affiliated investments purchased	15,673
Fund shares redeemed	158,045
Accrued Expenses:
Management fees	32,492
Distribution and service fees	76,645
Deferred trustees’ fees	154,342
Other expenses	48,666

Total Liabilities	485,863

Net Assets	$395,703,650

Net Assets Consist of:
Paid in surplus	$450,355,020
Distributable earnings (Accumulated losses)	(54,651,370)

Net Assets	$395,703,650

Net Assets
Class A	$22,441,496
Class B	373,262,154
Capital Shares Outstanding*
Class A	2,452,214
Class B	41,106,177
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.15
Class B	9.08

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $451,916,800.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$11,296,165

Total investment income	11,296,165
Expenses
Management fees	199,006
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	469,351
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Miscellaneous	4,063

Total expenses	756,615
Less expenses reimbursed by the Adviser	(88,259)

Net expenses	668,356

Net Investment Income	10,627,809

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(4,222,813)
Capital gain distributions from affiliated investments	5,400,738

Net realized gain (loss)	1,177,925

Net change in unrealized appreciation on affiliated investments	2,542,598

Net realized and unrealized gain (loss)	3,720,523

Net Increase (Decrease) in Net Assets From Operations	$14,348,332

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$10,627,809	$12,337,874
Net realized gain (loss)	1,177,925	8,987,133
Net change in unrealized appreciation (depreciation)	2,542,598	(87,544,388)

Increase (decrease) in net assets from operations	14,348,332	(66,219,381)

From Distributions to Shareholders
Class A	(1,314,562)	(1,631,574)
Class B	(21,134,058)	(27,018,620)

Total distributions	(22,448,620)	(28,650,194)

Increase (decrease) in net assets from capital share transactions	4,220,709	(45,486,317)

Total increase (decrease) in net assets	(3,879,579)	(140,355,892)

Net Assets
Beginning of period	399,583,229	539,939,121

End of period	$395,703,650	$399,583,229

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	196,866	$1,884,958	200,276	$2,033,937
Reinvestments	144,141	1,314,562	172,836	1,631,574
Redemptions	(301,077)	(2,895,762)	(476,811)	(4,786,365)

Net increase (decrease)	39,930	$303,758	(103,699)	$(1,120,854)

Class B
Sales	1,904,371	$18,162,047	2,815,223	$28,467,864
Reinvestments	2,335,255	21,134,058	2,883,524	27,018,620
Redemptions	(3,721,567)	(35,379,154)	(10,047,452)	(99,851,947)

Net increase (decrease)	518,059	$3,916,951	(4,348,705)	$(44,365,463)

Increase (decrease) derived from capital shares transactions		$4,220,709		$(45,486,317)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.37		$11.48	$11.55	$11.11	$10.35	$11.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26		0.30	0.22	0.35	0.33	0.24
Net realized and unrealized gain (loss)	0.09		(1.74)	0.24	0.68	0.91	(0.50)

Total income (loss) from investment operations	0.35		(1.44)	0.46	1.03	1.24	(0.26)

Less Distributions
Distributions from net investment income	(0.36)		(0.35)	(0.38)	(0.34)	(0.27)	(0.26)
Distributions from net realized capital gains	(0.21)		(0.32)	(0.15)	(0.25)	(0.21)	(0.14)

Total distributions	(0.57)		(0.67)	(0.53)	(0.59)	(0.48)	(0.40)

Net Asset Value, End of Period	$9.15		$9.37	$11.48	$11.55	$11.11	$10.35

Total Return (%) (b)	3.77	(c)	(12.54)	4.01	9.70	12.14	(2.41)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.14	(e)	0.13	0.13	0.13	0.13	0.13
Net ratio of expenses to average net assets (%) (d)(f)	0.10	(e)	0.10	0.10	0.10	0.10	0.10
Ratio of net investment income (loss) to average net assets (%) (g)	2.70	(i)	2.95	1.90	3.17	3.05	2.26
Portfolio turnover rate (%)	8	(c)	9	8	14	13	11
Net assets, end of period (in millions)	$22.4		$22.6	$28.9	$31.3	$34.0	$33.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.29		$11.37	$11.45	$11.01	$10.27	$10.92

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.25		0.27	0.19	0.32	0.30	0.21
Net realized and unrealized gain (loss)	0.08		(1.71)	0.23	0.69	0.89	(0.49)

Total income (loss) from investment operations	0.33		(1.44)	0.42	1.01	1.19	(0.28)

Less Distributions
Distributions from net investment income	(0.33)		(0.32)	(0.35)	(0.32)	(0.24)	(0.23)
Distributions from net realized capital gains	(0.21)		(0.32)	(0.15)	(0.25)	(0.21)	(0.14)

Total distributions	(0.54)		(0.64)	(0.50)	(0.57)	(0.45)	(0.37)

Net Asset Value, End of Period	$9.08		$9.29	$11.37	$11.45	$11.01	$10.27

Total Return (%) (b)	3.60	(c)	(12.69)	3.69	9.52	11.74	(2.61)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%) (d)	0.39	(e)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (d)(f)	0.35	(e)	0.35	0.35	0.35	0.35	0.35
Ratio of net investment income (loss) to average net assets (%) (g)	2.47	(i)	2.69	1.62	2.96	2.82	2.00
Portfolio turnover rate (%)	8	(c)	9	8	14	13	11
Net assets, end of period (in millions)	$373.3		$377.0	$511.1	$568.2	$525.9	$507.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Includes the effects of expenses reimbursed by the Adviser (see Note 5 of the Notes to Financial Statements).
(g)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(i)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 20 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$30,725,743	$0	$32,939,466

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$199,006	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Expense Limitation Agreement - Pursuant to an expense agreement relating to each class of the Asset Allocation Portfolio, Brighthouse Investment Advisers has contractually agreed, from May 1, 2023 to April 30, 2024, to waive a portion of its advisory fees or pay a portion of the other operating expenses (not including acquired fund fees and expenses, brokerage costs, interest, taxes, or extraordinary expenses) to the extent total operating expenses exceed stated annual expense limits (based on the Asset Allocation Portfolio’s then-current fiscal year). For the Asset Allocation Portfolio, this subsidy, and identical subsidies in effect in earlier periods, are subject to the obligation of each class of the Asset Allocation Portfolio to repay Brighthouse Investment Advisers in future years, if any, when a class’ expenses fall below the stated expense limit pertaining to that class that was in effect at the time of the subsidy in question. Such deferred expenses may be charged to a class in a subsequent year to the extent that the charge does not cause the total expenses in such subsequent year to exceed the class’ stated expense limit that was in effect at the time of the subsidy in question; provided, however, that no class of the Asset Allocation Portfolio is obligated to repay any expense paid by Brighthouse Investment Advisers more than five years after the end of the fiscal year in which such expense was incurred. The expense limits (annual rates as a percentage of each class of the Asset Allocation Portfolio’s net average daily net assets) in effect from May 1, 2023 to April 30, 2024 are 0.10% and 0.35% for Class A and B, respectively.

As of June 30, 2023, the amount of expenses deferred in 2018 subject to repayment until December 31, 2023 was $153,825. The amount of expenses deferred in 2019 subject to repayment until December 31, 2024 was $187,177. The amount of expenses deferred in 2020 subject to repayment until December 31, 2025 was $180,341. The amount of expenses deferred in 2021 subject to repayment until December 31, 2026 was $172,017. The amount of expenses deferred in 2022 subject to repayment until December 31, 2027 was $151,581. The amount of expenses deferred in 2023 subject to repayment until December 31, 2028 was $88,259.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
AB International Bond Portfolio (Class A)	$8,038,634	$540,772	$(520,012)	$(145,634)	$(17,873)	$7,895,887
Baillie Gifford International Stock Portfolio (Class A)	4,942,699	301,041	(1,923,391)	(210,353)	863,779	3,973,775
BlackRock Bond Income Portfolio (Class A)	48,974,793	2,334,153	(2,764,361)	(654,880)	471,793	48,361,498
BlackRock Capital Appreciation Portfolio (Class A)	2,915,546	131,201	(870,887)	(314,887)	1,154,964	3,015,937
BlackRock High Yield Portfolio (Class A)	2,002,992	1,351,270	(334,696)	(5,441)	(37,269)	2,976,856
Brighthouse Small Cap Value Portfolio (Class A)	3,949,496	831,893	(621,754)	126,649	(267,937)	4,018,347
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	1,001,075	74,277	(127,563)	(19,556)	59,059	987,292
Brighthouse/Artisan International Portfolio (Class A)	3,007,815	139,852	(372,136)	(36,480)	263,397	3,002,448
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	983,691	185,353	(124,783)	7,543	(47,936)	1,003,868
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	8,055,508	613,383	(1,759,922)	(86,215)	124,205	6,946,959
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	20,123,127	1,327,755	(1,369,880)	(204,550)	(145,859)	19,730,593
Brighthouse/Templeton International Bond Portfolio (Class A)	6,053,494	170,459	(283,383)	(95,567)	66,998	5,912,001
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	7,030,208	1,068,581	(464,782)	(44,749)	(557,904)	7,031,354
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	3,960,447	328,069	(610,219)	(40,482)	375,149	4,012,964
CBRE Global Real Estate Portfolio (Class A)	1,998,299	188,612	(205,021)	(40,085)	47,603	1,989,408
Harris Oakmark International Portfolio (Class A)	4,009,661	184,374	(807,533)	325,087	272,147	3,983,736
Invesco Comstock Portfolio (Class A)	7,984,596	1,947,440	(685,516)	216,393	(1,435,726)	8,027,187
Invesco Global Equity Portfolio (Class A)	983,156	75,928	(217,571)	8,758	148,980	999,251
Jennison Growth Portfolio (Class A)	2,908,781	102,116	(955,828)	(717,776)	1,673,230	3,010,523
JPMorgan Core Bond Portfolio (Class A)	31,015,567	1,508,655	(1,801,833)	(224,786)	117,720	30,615,323
JPMorgan Small Cap Value Portfolio (Class A)	1,963,910	466,016	(307,163)	74,325	(193,382)	2,003,706
Loomis Sayles Small Cap Growth Portfolio (Class A)	990,143	70,312	(146,911)	(29,406)	122,585	1,006,723
MFS Research International Portfolio (Class A)	3,008,098	1,313,687	(481,141)	(213)	146,550	3,986,981
MFS Value Portfolio (Class A)	9,020,191	1,466,072	(401,682)	(24,325)	(1,016,280)	9,043,976

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
Neuberger Berman Genesis Portfolio (Class A)	$1,956,771	$326,882	$(330,406)	$(9,348)	$71,267	$2,015,166
PIMCO Inflation Protected Bond Portfolio (Class A)	36,172,230	1,743,297	(4,160,953)	(569,464)	396,921	33,582,031
PIMCO Total Return Portfolio (Class A)	48,070,166	3,638,862	(1,876,520)	(444,106)	(107,341)	49,281,061
T. Rowe Price Large Cap Growth Portfolio (Class A)	2,907,452	99,351	(869,536)	(191,737)	1,069,210	3,014,740
T. Rowe Price Large Cap Value Portfolio (Class A)	5,997,413	1,279,614	(385,065)	(1,108)	(879,848)	6,011,006
T. Rowe Price Mid Cap Growth Portfolio (Class A)	987,964	88,353	(148,403)	(23,127)	100,648	1,005,435
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,953,583	294,978	(676,927)	(37,901)	492,636	4,026,369
TCW Core Fixed Income Portfolio (Class A)	37,904,804	1,878,859	(2,023,346)	(214,049)	(85,219)	37,461,049
VanEck Global Natural Resources Portfolio (Class A)	4,825,517	759,552	(184,527)	117,355	(518,285)	4,999,612
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	20,000,819	1,577,239	(1,236,100)	(232,574)	(343,215)	19,766,169
Western Asset Management U.S. Government Portfolio (Class A)	52,197,465	2,317,485	(2,889,715)	(480,124)	157,831	51,302,942

	$399,896,111	$30,725,743	$(32,939,466)	$(4,222,813)	$2,542,598	$396,002,173

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
AB International Bond Portfolio (Class A)	$—	$409,530	1,048,591
Baillie Gifford International Stock Portfolio (Class A)	—	49,648	391,505
BlackRock Bond Income Portfolio (Class A)	—	1,511,025	540,111
BlackRock Capital Appreciation Portfolio (Class A)	56,184	1,215	92,941
BlackRock High Yield Portfolio (Class A)	—	161,541	433,944
Brighthouse Small Cap Value Portfolio (Class A)	329,891	49,597	310,297
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	12,341	113,612
Brighthouse/Artisan International Portfolio (Class A)	—	52,350	305,437
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	127,292	8,392	4,992
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	397,454	735,128
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	722,175	2,332,221
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	785,126
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	738,166	99,989	256,712
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	213,267	32,532	316,730
CBRE Global Real Estate Portfolio (Class A)	—	54,512	207,663
Harris Oakmark International Portfolio (Class A)	—	82,662	307,150
Invesco Comstock Portfolio (Class A)	1,388,867	175,820	680,270
Invesco Global Equity Portfolio (Class A)	55,658	3,598	45,607
Jennison Growth Portfolio (Class A)	—	—	235,934
JPMorgan Core Bond Portfolio (Class A)	—	944,464	3,482,972
JPMorgan Small Cap Value Portfolio (Class A)	166,574	26,941	195,483
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	97,080
MFS Research International Portfolio (Class A)	75,693	67,829	338,741
MFS Value Portfolio (Class A)	1,062,062	168,074	688,278
Neuberger Berman Genesis Portfolio (Class A)	171,495	2,525	112,516
PIMCO Inflation Protected Bond Portfolio (Class A)	—	796,968	3,607,093
PIMCO Total Return Portfolio (Class A)	—	1,528,431	5,171,150
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	160,700
T. Rowe Price Large Cap Value Portfolio (Class A)	873,651	125,341	246,252
T. Rowe Price Mid Cap Growth Portfolio (Class A)	48,679	—	112,339
T. Rowe Price Small Cap Growth Portfolio (Class A)	93,259	2,134	215,314
TCW Core Fixed Income Portfolio (Class A)	—	1,157,111	4,355,936
VanEck Global Natural Resources Portfolio (Class A)	—	153,168	427,317
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	1,304,770	1,902,422
Western Asset Management U.S. Government Portfolio (Class A)	—	1,194,028	5,019,857

	$5,400,738	$11,296,165

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$461,828,056

Gross unrealized appreciation	947,009
Gross unrealized (depreciation)	(66,772,892)

Net unrealized appreciation (depreciation)	$(65,825,883)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$14,563,737	$17,379,934	$14,086,457	$7,119,482	$28,650,194	$24,499,416

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$13,573,097	$8,396,853	$(68,368,481)	$—	$(46,398,531)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 20 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Asset Allocation 40 Portfolio returned 5.77% and 5.65%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Conservative Portfolio Index¹, returned 5.26%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period.

In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 40 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 40% to equities and 60% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the top performing portfolios were the Brighthouse/Eaton Vance Floating Rate Portfolio and the BlackRock High Yield Portfolio as lower credit bank loans and bonds benefited over the period in which riskier assets were rewarded. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.6%. The Portfolio’s duration (bond price changes in response to interest rate levels) positioning along with allocations to and selections within securitized assets, investment grade credit bonds, and Agency Mortgage-Backed-Securities (“MBS”) contributed to relative results. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 1.6% during the period. Allocations to both high yield bonds and bank loans were primary contributors. Exposures to Collateralized Loan Obligations and non-agency MBS securities bolstered returns. Conversely, the Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 1.9%. The Portfolio’s currency positioning in the euro, Japanese yen, and South Korean won detracted from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The T. Rowe Price Large Cap Value Portfolio fell 3.3% relative to its benchmark. A combination of negative security selection within the Financials, Communication Services, and Materials sectors, and an underweight in the Communication Services sector hurt relative performance. On the positive side, the BlackRock Capital Appreciation Portfolio beat its benchmark by 4.9%. Positive security selection occurred across multiple sectors and was strongest in the Health Care sector. Underweight positions in the Consumer Staples and Industrials sectors added to results. Across mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials was the largest relative contributor to results followed by selection in IT. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. Within small cap, the Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.7%. Negative security selection in the Health Care and Consumer

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Discretionary sectors were the primary detractors to relative results. Additionally, overall small cap performance was negatively impacted by the absolute performance of the JPMorgan Small Cap Value Portfolio. Conversely, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 9.5%. Overweight positions in the IT and Industrials sectors and an underweight in the Financials sector were primary contributors. Positive security selection in the Health Care sector boosted relative results.

Non-U.S. equity portfolios had mixed performance results over the period. Developed market portfolios experienced weakness while emerging market portfolios were positive contributors. Within developed markets, overall performance was negatively impacted by the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio. The MFS Research International Portfolio underperformed its benchmark by 1.7%. Negative security selection in the Financials, Health Care, and Consumer Staples sectors were leading detractors over the period. Regionally, selection in the United Kingdom (“U.K.”) and Europe ex-U.K. hurt relative results. On a positive note, the Baillie Gifford International Stock Portfolio outperformed its benchmark by 5.5%. An overweight position and security selection in the IT sector was the largest contributor to relative results over the period. From a regional perspective, security selection across Europe ex-U.K., Emerging Markets, and North America drove the outperformance. The Invesco Global Equity Portfolio outperformed its benchmark by 9.6%. An overweight position and security selection in the Communication Services sector was the largest contributor to results over the period. In emerging markets, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.0%. Positive security selection in the IT, Utilities, Industrials sectors were leading contributors to relative performance. At the country level, exposures in China, Taiwan, and India notable contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The The Dow Jones Moderately Conservative Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Conservative Portfolio Index level is set to 40% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY CONSERVATIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 40 Portfolio
Class A	5.77	6.10	4.02	4.88
Class B	5.65	5.87	3.78	4.62
Dow Jones Moderately Conservative Portfolio Index	5.26	4.90	2.83	4.04

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	9.5
PIMCO Total Return Portfolio (Class A)	9.1
Western Asset Management U.S. Government Portfolio (Class A)	8.0
TCW Core Fixed Income Portfolio (Class A)	7.2
PIMCO Inflation Protected Bond Portfolio (Class A)	5.5
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	4.0
MFS Value Portfolio (Class A)	3.8
JPMorgan Core Bond Portfolio (Class A)	3.7
T. Rowe Price Large Cap Value Portfolio (Class A)	3.6
AB International Bond Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
Investment Grade Fixed Income	46.0
U.S. Large Cap Equities	21.9
International Developed Market Equities	8.8
High Yield Fixed Income	6.5
International Fixed Income	6.0
U.S. Small Cap Equities	4.7
Global Equities	2.9
Emerging Market Equities	1.4
U.S. Mid Cap Equities	1.1
Real Estate Equities	0.7

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 40 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)	Actual	0.62%	$1,000.00	$1,057.70	$3.16
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class B(a)	Actual	0.87%	$1,000.00	$1,056.50	$4.44
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	17,399,468	$131,017,997
Allspring Mid Cap Value Portfolio (Class A) (a)	878,663	9,586,209
Baillie Gifford International Stock Portfolio (Class A) (b)	9,309,120	94,487,563
BlackRock Bond Income Portfolio (Class A) (b)	3,962,500	354,802,269
BlackRock Capital Appreciation Portfolio (Class A) (b)	2,065,236	67,016,907
BlackRock High Yield Portfolio (Class A) (a)	4,073,132	27,941,684
Brighthouse Small Cap Value Portfolio (Class A) (a)	3,690,235	47,788,546
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	3,219,718	27,979,348
Brighthouse/Artisan International Portfolio (Class A) (a)	6,686,647	65,729,742
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	47,540	9,559,368
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	6,986,187	66,019,470
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	13,262,895	112,204,093
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	12,350,795	93,001,490
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	4,533,570	124,174,487
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	6,783,534	85,947,374
CBRE Global Real Estate Portfolio (Class A) (a)	2,934,047	28,108,170
Harris Oakmark International Portfolio (Class A) (a)	8,029,471	104,142,237
Invesco Comstock Portfolio (Class A) (a)	10,526,072	124,207,652
Invesco Global Equity Portfolio (Class A) (a)	1,737,676	38,072,472
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	2,386,880	19,142,775
Jennison Growth Portfolio (Class A) (b) (c)	3,743,484	47,766,859
JPMorgan Core Bond Portfolio (Class A) (a)	15,946,366	140,168,556
JPMorgan Small Cap Value Portfolio (Class A) (a)	2,765,893	28,350,402
Loomis Sayles Growth Portfolio (Class A) (a)	2,685,227	37,888,559
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	924,912	9,591,337
MFS Research International Portfolio (Class A) (a)	5,378,179	63,301,166
MFS Value Portfolio (Class A) (b)	10,912,563	143,391,083

Affiliated Investment Companies—(Continued)
Neuberger Berman Genesis Portfolio (Class A) (b)	1,072,619	19,210,598
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	22,100,040	205,751,374
PIMCO Total Return Portfolio (Class A) (a)	35,665,314	339,890,446
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	3,035,994	28,113,304
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	3,060,304	57,411,306
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	5,462,076	133,329,281
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	2,140,837	19,160,494
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	2,563,056	47,929,138
TCW Core Fixed Income Portfolio (Class A) (a)	31,340,886	269,531,617
VanEck Global Natural Resources Portfolio (Class A) (b)	6,142,308	71,865,001
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	14,421,417	149,838,525
Western Asset Management U.S. Government Portfolio (Class A) (b)	29,227,968	298,709,834

Total Mutual Funds (Cost $4,232,553,975)		3,742,128,733

Total Investments—100.0% (Cost $4,232,553,975)		3,742,128,733
Other assets and liabilities (net)—0.0%		(1,211,853)

Net Assets—100.0%		$3,740,916,880

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$3,742,128,733	$—	$—	$3,742,128,733
Total Investments	$3,742,128,733	$—	$—	$3,742,128,733

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$3,742,128,733
Receivable for:
Affiliated investments sold	1,400,634
Fund shares sold	36,150

Total Assets	3,743,565,517
Liabilities
Payables for:
Affiliated investment purchased	17,497
Fund shares redeemed	1,419,287
Accrued Expenses:
Management fees	183,828
Distribution and service fees	752,730
Deferred trustees’ fees	228,168
Other expenses	47,127

Total Liabilities	2,648,637

Net Assets	$3,740,916,880

Net Assets Consist of:
Paid in surplus	$4,143,942,344
Distributable earnings (Accumulated losses)	(403,025,464)

Net Assets	$3,740,916,880

Net Assets
Class A	$60,202,786
Class B	3,680,714,094
Capital Shares Outstanding*
Class A	6,529,072
Class B	404,128,769
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.22
Class B	9.11

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $4,232,553,975.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$93,977,561

Total investment income	93,977,561
Expenses
Management fees	1,126,491
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	4,626,804
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Miscellaneous	5,305

Total expenses	5,842,795

Net Investment Income	88,134,766

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(41,736,886)
Capital gain distributions from affiliated investments	94,047,279

Net realized gain (loss)	52,310,393

Net change in unrealized appreciation on affiliated investments	68,700,443

Net realized and unrealized gain (loss)	121,010,836

Net Increase (Decrease) in Net Assets From Operations	$209,145,602

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$88,134,766	$101,969,680
Net realized gain (loss)	52,310,393	213,876,496
Net change in unrealized appreciation (depreciation)	68,700,443	(988,037,005)

Increase (decrease) in net assets from operations	209,145,602	(672,190,829)

From Distributions to Shareholders
Class A	(5,241,886)	(5,460,511)
Class B	(315,438,785)	(332,950,156)

Total distributions	(320,680,671)	(338,410,667)

Increase (decrease) in net assets from capital share transactions	70,867,825	(225,146,277)

Total increase (decrease) in net assets	(40,667,244)	(1,235,747,773)

Net Assets
Beginning of period	3,781,584,124	5,017,331,897

End of period	$3,740,916,880	$3,781,584,124

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	198,569	$1,969,326	246,521	$2,578,682
Reinvestments	571,012	5,241,886	572,981	5,460,511
Redemptions	(556,224)	(5,495,164)	(854,544)	(8,693,683)

Net increase (decrease)	213,357	$1,716,048	(35,042)	$(654,490)

Class B
Sales	3,510,825	$34,186,727	3,574,700	$36,098,792
Reinvestments	34,778,256	315,438,785	35,345,027	332,950,156
Redemptions	(28,900,366)	(280,473,735)	(58,011,666)	(593,540,735)

Net increase (decrease)	9,388,715	$69,151,777	(19,091,939)	$(224,491,787)

Increase (decrease) derived from capital shares transactions		$70,867,825		$(225,146,277)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.55		$12.09	$11.98	$11.66	$10.85	$11.95

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.28	0.19	0.32	0.31	0.24
Net realized and unrealized gain (loss)	0.31		(1.93)	0.71	0.88	1.37	(0.72)

Total income (loss) from investment operations	0.55		(1.65)	0.90	1.20	1.68	(0.48)

Less Distributions
Distributions from net investment income	(0.37)		(0.31)	(0.36)	(0.34)	(0.29)	(0.27)
Distributions from net realized capital gains	(0.51)		(0.58)	(0.43)	(0.54)	(0.58)	(0.35)

Total distributions	(0.88)		(0.89)	(0.79)	(0.88)	(0.87)	(0.62)

Net Asset Value, End of Period	$9.22		$9.55	$12.09	$11.98	$11.66	$10.85

Total Return (%) (b)	5.77	(c)	(13.63)	7.68	11.31	15.94	(4.25)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	2.41	(g)	2.67	1.60	2.88	2.69	2.04
Portfolio turnover rate (%)	6	(c)	10	7	9	11	8
Net assets, end of period (in millions)	$60.2		$60.3	$76.8	$75.7	$74.5	$71.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.43		$11.94	$11.84	$11.53	$10.74	$11.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.25	0.16	0.29	0.27	0.21
Net realized and unrealized gain (loss)	0.30		(1.90)	0.70	0.87	1.35	(0.71)

Total income (loss) from investment operations	0.53		(1.65)	0.86	1.16	1.62	(0.50)

Less Distributions
Distributions from net investment income	(0.34)		(0.28)	(0.33)	(0.31)	(0.25)	(0.23)
Distributions from net realized capital gains	(0.51)		(0.58)	(0.43)	(0.54)	(0.58)	(0.35)

Total distributions	(0.85)		(0.86)	(0.76)	(0.85)	(0.83)	(0.58)

Net Asset Value, End of Period	$9.11		$9.43	$11.94	$11.84	$11.53	$10.74

Total Return (%) (b)	5.65	(c)	(13.84)	7.42	11.04	15.60	(4.40)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	2.17	(g)	2.42	1.34	2.63	2.44	1.79
Portfolio turnover rate (%)	6	(c)	10	7	9	11	8
Net assets, end of period (in millions)	$3,680.7		$3,721.3	$4,940.6	$5,241.0	$5,311.0	$5,268.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 40 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$218,603,449	$0	$286,303,065

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,126,491	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
AB International Bond Portfolio (Class A)	$133,583,365	$6,824,326	$(6,673,081)	$(1,902,505)	$(814,108)	$131,017,997
Allspring Mid Cap Value Portfolio (Class A)	9,526,484	1,541,074	(683,653)	86,464	(884,160)	9,586,209
Baillie Gifford International Stock Portfolio (Class A)	103,687,984	1,237,350	(24,032,643)	(1,453,640)	15,048,512	94,487,563
BlackRock Bond Income Portfolio (Class A)	361,877,370	11,145,541	(17,006,359)	(3,097,411)	1,883,128	354,802,269
BlackRock Capital Appreciation Portfolio (Class A)	61,609,306	1,303,426	(14,118,751)	(3,231,723)	21,454,649	67,016,907
BlackRock High Yield Portfolio (Class A)	18,972,342	10,161,186	(817,775)	(126,732)	(247,337)	27,941,684
Brighthouse Small Cap Value Portfolio (Class A)	46,920,769	6,422,945	(3,796,443)	796,928	(2,555,653)	47,788,546
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	28,442,571	482,717	(2,046,816)	309,510	791,366	27,979,348
Brighthouse/Artisan International Portfolio (Class A)	66,707,754	1,169,835	(7,175,924)	(330,563)	5,358,640	65,729,742
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	9,305,872	1,412,713	(764,208)	62,766	(457,775)	9,559,368
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	75,905,148	3,815,993	(14,035,763)	(642,834)	976,926	66,019,470
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	114,130,802	4,162,924	(4,106,310)	(578,571)	(1,404,752)	112,204,093
Brighthouse/Templeton International Bond Portfolio (Class A)	95,512,235	25,905	(2,067,679)	(959,243)	490,272	93,001,490
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	124,065,411	14,702,680	(4,105,727)	294,541	(10,782,418)	124,174,487
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	84,947,422	5,274,368	(11,359,862)	(141,123)	7,226,569	85,947,374
CBRE Global Real Estate Portfolio (Class A)	28,490,412	1,278,596	(1,729,451)	(223,533)	292,146	28,108,170
Harris Oakmark International Portfolio (Class A)	104,476,162	2,390,357	(18,271,920)	(4,204,024)	19,751,662	104,142,237
Invesco Comstock Portfolio (Class A)	123,850,607	25,711,787	(6,489,133)	(203,583)	(18,662,026)	124,207,652
Invesco Global Equity Portfolio (Class A)	37,314,772	2,280,472	(7,450,396)	786,016	5,141,608	38,072,472
Invesco Small Cap Growth Portfolio (Class A)	18,477,079	254,504	(1,419,317)	(995,105)	2,825,614	19,142,775
Jennison Growth Portfolio (Class A)	42,706,490	39,386	(9,662,699)	(3,670,814)	18,354,496	47,766,859
JPMorgan Core Bond Portfolio (Class A)	142,884,002	4,347,195	(6,625,738)	(804,978)	368,075	140,168,556
JPMorgan Small Cap Value Portfolio (Class A)	27,823,369	4,096,810	(1,788,127)	(530,891)	(1,250,759)	28,350,402
Loomis Sayles Growth Portfolio (Class A)	36,886,768	2,138,161	(11,668,551)	(2,422,126)	12,954,307	37,888,559
Loomis Sayles Small Cap Growth Portfolio (Class A)	9,426,843	155,667	(868,822)	(203,190)	1,080,839	9,591,337
MFS Research International Portfolio (Class A)	57,031,204	8,802,676	(5,782,702)	1,230,060	2,019,928	63,301,166
MFS Value Portfolio (Class A)	143,147,343	20,104,207	(3,440,445)	33,397	(16,453,419)	143,391,083
Neuberger Berman Genesis Portfolio (Class A)	18,494,073	1,841,334	(1,674,336)	127,852	421,675	19,210,598
PIMCO Inflation Protected Bond Portfolio (Class A)	227,954,341	4,991,708	(26,337,343)	(5,543,501)	4,686,169	205,751,374
PIMCO Total Return Portfolio (Class A)	343,295,896	12,717,429	(12,540,799)	(2,622,511)	(959,569)	339,890,446
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	28,541,428	958,321	(2,419,157)	(125,314)	1,158,026	28,113,304
T. Rowe Price Large Cap Growth Portfolio (Class A)	51,075,483	397,792	(10,161,962)	(3,503,224)	19,603,217	57,411,306
T. Rowe Price Large Cap Value Portfolio (Class A)	133,606,976	23,781,905	(4,621,932)	(547,704)	(18,889,964)	133,329,281
T. Rowe Price Mid Cap Growth Portfolio (Class A)	18,816,635	961,544	(2,071,237)	(199,654)	1,653,206	19,160,494
T. Rowe Price Small Cap Growth Portfolio (Class A)	47,006,077	1,540,609	(5,976,814)	(2,186,268)	7,545,534	47,929,138
TCW Core Fixed Income Portfolio (Class A)	275,726,126	8,397,212	(12,554,368)	(1,440,799)	(596,554)	269,531,617
VanEck Global Natural Resources Portfolio (Class A)	73,093,724	4,804,677	(160,121)	29,648	(5,902,927)	71,865,001
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	152,375,575	9,891,579	(8,086,888)	(1,619,948)	(2,721,793)	149,838,525
Western Asset Management U.S. Government Portfolio (Class A)	305,168,572	7,036,538	(11,709,813)	(1,982,556)	197,093	298,709,834

	$3,782,864,792	$218,603,449	$(286,303,065)	$(41,736,886)	$68,700,443	$3,742,128,733

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
AB International Bond Portfolio (Class A)	$—	$6,799,817	17,399,468
Allspring Mid Cap Value Portfolio (Class A)	1,268,750	120,141	878,663
Baillie Gifford International Stock Portfolio (Class A)	—	1,191,801	9,309,120
BlackRock Bond Income Portfolio (Class A)	—	11,067,544	3,962,500
BlackRock Capital Appreciation Portfolio (Class A)	1,256,707	27,183	2,065,236
BlackRock High Yield Portfolio (Class A)	—	1,506,471	4,073,132
Brighthouse Small Cap Value Portfolio (Class A)	3,903,525	586,870	3,690,235
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	351,964	3,219,718
Brighthouse/Artisan International Portfolio (Class A)	—	1,143,272	6,686,647
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	1,212,052	79,904	47,540
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	3,784,440	6,986,187
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	4,102,816	13,262,895
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	12,350,795
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	12,882,159	1,744,962	4,533,570
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	4,575,720	697,991	6,783,534
CBRE Global Real Estate Portfolio (Class A)	—	767,931	2,934,047
Harris Oakmark International Portfolio (Class A)	—	2,157,299	8,029,471
Invesco Comstock Portfolio (Class A)	21,455,304	2,716,078	10,526,072
Invesco Global Equity Portfolio (Class A)	2,129,363	137,646	1,737,676
Invesco Small Cap Growth Portfolio (Class A)	—	—	2,386,880
Jennison Growth Portfolio (Class A)	—	—	3,743,484
JPMorgan Core Bond Portfolio (Class A)	—	4,313,068	15,946,366
JPMorgan Small Cap Value Portfolio (Class A)	2,362,337	382,069	2,765,893
Loomis Sayles Growth Portfolio (Class A)	2,134,278	—	2,685,227
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	924,912
MFS Research International Portfolio (Class A)	1,197,874	1,073,419	5,378,179
MFS Value Portfolio (Class A)	16,748,114	2,650,439	10,912,563
Neuberger Berman Genesis Portfolio (Class A)	1,628,938	23,984	1,072,619
PIMCO Inflation Protected Bond Portfolio (Class A)	—	4,891,374	22,100,040
PIMCO Total Return Portfolio (Class A)	—	10,606,508	35,665,314
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	934,145	3,035,994
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	3,060,304
T. Rowe Price Large Cap Value Portfolio (Class A)	19,251,819	2,762,019	5,462,076
T. Rowe Price Mid Cap Growth Portfolio (Class A)	928,683	—	2,140,837
T. Rowe Price Small Cap Growth Portfolio (Class A)	1,111,656	25,438	2,563,056
TCW Core Fixed Income Portfolio (Class A)	—	8,323,962	31,340,886
VanEck Global Natural Resources Portfolio (Class A)	—	2,191,040	6,142,308
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	9,875,722	14,421,417
Western Asset Management U.S. Government Portfolio (Class A)	—	6,940,244	29,227,968

	$94,047,279	$93,977,561

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$4,284,757,245

Gross unrealized appreciation	50,193,369
Gross unrealized (depreciation)	(592,821,881)

Net unrealized appreciation (depreciation)	$(542,628,512)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$109,123,662	$139,148,388	$229,287,005	$182,466,817	$338,410,667	$321,615,205

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$127,998,116	$192,067,710	$(611,328,956)	$—	$(291,263,130)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 40 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Asset Allocation 60 Portfolio returned 8.07% and 7.93%, respectively. The Portfolio’s benchmark, the Dow Jones Moderate Portfolio Index¹, returned 6.99%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period.

In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 60 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 60% to equities and 40% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderate Portfolio Index. Performance strength within the underlying fixed income, mid cap, and small cap equity portfolios offset weakness within the underlying large cap equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the top performing portfolios were the Brighthouse/Eaton Vance Floating Rate Portfolio and the BlackRock High Yield Portfolio as lower credit bank loans and bonds benefited over the period in which riskier assets were rewarded. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.6%. The Portfolio’s duration (bond price changes in response to interest rate levels) positioning along with allocations to and selections within securitized assets, investment grade credit bonds, and Agency Mortgage-Backed-Securities (“MBS”) contributed to relative results. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 1.6% during the period. Allocations to both high yield bonds and bank loans were primary contributors. Exposures to Collateralized Loan Obligations and non-agency MBS securities bolstered returns. Conversely, the Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 1.9%. The Portfolio’s currency positioning in the euro, Japanese yen, and South Korean won detracted from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap portfolios underperformed, while mid cap and small cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The T. Rowe Price Large Cap Value Portfolio fell 3.3% relative to its benchmark. A combination of negative security selection within the Financials, Communication Services, and Materials sectors, and an underweight in the Communication Services sector hurt relative performance. On the positive side, the Jennison Growth Portfolio beat its benchmark by 7.4%. Security selection drove relative outperformance. Selection in the IT sector had the largest positive impact on results followed by Health Care and Industrials. Across mid cap, the Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials was the largest relative contributor to results followed by selection in IT. The T. Rowe Price Mid Cap Growth Portfolio’s absolute performance lifted overall mid cap results. Within small cap, the Neuberger Berman Genesis Portfolio outperformed its benchmark by 9.5%. Overweight positions in the IT and Industrials sectors and an underweight in the Financials sector were primary contributors. Positive security selection in the Health

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

Care sector boosted relative results. Strong absolute performance by the T. Rowe Price Small Cap Growth Portfolio benefited overall small cap results.

Non-U.S. equity portfolios had mixed performance results over the period. Developed market portfolios detracted from performance while emerging market portfolios were positive contributors. Within developed markets, overall performance was negatively impacted by the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio. The MFS Research International Portfolio underperformed its benchmark by 1.7%. Negative security selection in the Financials, Health Care, and Consumer Staples sectors were leading detractors over the period. Regionally, selection in the United Kingdom (“U.K.”) and Europe

ex-U.K. hurt relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 6.2%. An overweight position and security selection in the Consumer Discretionary sector was the largest contributor to relative results over the period. From a country perspective, selection and an overweight position in Germany had the largest positive impact to performance. In emerging markets, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.0%. Positive security selection in the IT, Utilities, Industrials sectors were leading contributors to relative performance. At the country level, exposures in China, Taiwan, and India were notable contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderate Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderate Portfolio Index level is set to 60% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 60 Portfolio
Class A	8.07	9.63	5.43	6.51
Class B	7.93	9.39	5.18	6.26
Dow Jones Moderate Portfolio Index	6.99	8.00	4.57	5.94

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
BlackRock Bond Income Portfolio (Class A)	6.9
PIMCO Total Return Portfolio (Class A)	6.0
MFS Value Portfolio (Class A)	5.1
TCW Core Fixed Income Portfolio (Class A)	5.1
T. Rowe Price Large Cap Value Portfolio (Class A)	4.5
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.3
Invesco Comstock Portfolio (Class A)	4.1
Harris Oakmark International Portfolio (Class A)	4.0
Western Asset Management U.S. Government Portfolio (Class A)	4.0
Baillie Gifford International Stock Portfolio (Class A)	3.5

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	31.6
Investment Grade Fixed Income	29.1
International Developed Market Equities	13.9
U.S. Small Cap Equities	7.2
International Fixed Income	4.7
High Yield Fixed Income	4.6
Global Equities	3.8
Emerging Market Equities	2.5
Real Estate Equities	1.5
U.S. Mid Cap Equities	1.1

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 60 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)	Actual	0.65%	$1,000.00	$1,080.70	$3.35
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

Class B(a)	Actual	0.90%	$1,000.00	$1,079.30	$4.64
	Hypothetical*	0.90%	$1,000.00	$1,020.33	$4.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	31,649,242	$238,318,793
Allspring Mid Cap Value Portfolio (Class A) (a)	2,237,959	24,416,136
Baillie Gifford International Stock Portfolio (Class A) (b)	33,246,320	337,450,143
BlackRock Bond Income Portfolio (Class A) (b)	7,386,923	661,425,109
BlackRock Capital Appreciation Portfolio (Class A) (b)	7,620,259	247,277,399
BlackRock High Yield Portfolio (Class A) (a)	11,324,472	77,685,875
Brighthouse Small Cap Value Portfolio (Class A) (a)	13,065,492	169,198,121
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	16,418,759	142,679,015
Brighthouse/Artisan International Portfolio (Class A) (a)	29,103,916	286,091,492
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	121,567	24,444,738
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	10,031,339	94,595,527
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	17,786,382	168,081,312
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A) (a)	22,358,702	189,154,623
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	28,064,503	211,325,708
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	15,081,405	413,079,688
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	23,154,666	293,369,616
CBRE Global Real Estate Portfolio (Class A) (a)	14,669,615	140,534,909
Harris Oakmark International Portfolio (Class A) (a)	29,760,127	385,988,841
Invesco Comstock Portfolio (Class A) (a)	32,910,395	388,342,665
Invesco Global Equity Portfolio (Class A) (a)	4,452,635	97,557,223
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	15,160,306	121,585,652
Jennison Growth Portfolio (Class A) (b) (c)	21,273,128	271,445,111
JPMorgan Core Bond Portfolio (Class A) (a)	26,868,750	236,176,315
JPMorgan Small Cap Value Portfolio (Class A) (a)	6,968,779	71,429,989
Loomis Sayles Growth Portfolio (Class A) (a)	19,102,542	269,536,874

Affiliated Investment Companies—(Continued)
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	7,031,128	72,912,796
MFS Research International Portfolio (Class A) (a)	19,162,411	225,541,581
MFS Value Portfolio (Class A) (b)	36,983,731	485,966,225
Neuberger Berman Genesis Portfolio (Class A) (b)	4,126,731	73,909,759
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	28,000,767	260,687,142
PIMCO Total Return Portfolio (Class A) (a)	59,673,271	568,686,269
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	10,358,506	95,919,768
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	11,833,730	222,000,780
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	17,723,901	432,640,414
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	5,494,214	49,173,219
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	9,212,663	172,276,801
TCW Core Fixed Income Portfolio (Class A) (a)	56,259,892	483,835,067
VanEck Global Natural Resources Portfolio (Class A) (b)	23,094,914	270,210,494
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	18,266,990	189,794,027
Western Asset Management U.S. Government Portfolio (Class A) (b)	36,918,954	377,311,709

Total Mutual Funds (Cost $10,651,017,228)		9,542,056,925

Total Investments—100.0% (Cost $10,651,017,228)		9,542,056,925
Other assets and liabilities (net)—0.0%		(2,535,930)

Net Assets—100.0%		$9,539,520,995

(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated Underlying Portfolios.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$9,542,056,925	$—	$—	$9,542,056,925
Total Investments	$9,542,056,925	$—	$—	$9,542,056,925

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$9,542,056,925
Receivable for:
Affiliated investments sold	2,508,773
Fund shares sold	190,399

Total Assets	9,544,756,097
Liabilities
Payables for:
Affiliated investments purchased	19,526
Fund shares redeemed	2,679,646
Accrued Expenses:
Management fees	419,106
Distribution and service fees	1,880,382
Deferred trustees’ fees	191,255
Other expenses	45,187

Total Liabilities	5,235,102

Net Assets	$9,539,520,995

Net Assets Consist of:
Paid in surplus	$10,284,876,592
Distributable earnings (Accumulated losses)	(745,355,597)

Net Assets	$9,539,520,995

Net Assets
Class A	$300,351,509
Class B	9,239,169,486
Capital Shares Outstanding*
Class A	31,938,717
Class B	988,414,038
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.40
Class B	9.35

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $10,651,017,228.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$200,005,097

Total investment income	200,005,097
Expenses
Management fees	2,553,586
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	11,469,987
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,765
Miscellaneous	7,337

Total expenses	14,115,104

Net Investment Income	185,889,993

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(61,394,116)
Capital gain distributions from affiliated investments	314,500,155

Net realized gain (loss)	253,106,039

Net change in unrealized appreciation on affiliated investments	291,386,303

Net realized and unrealized gain (loss)	544,492,342

Net Increase (Decrease) in Net Assets From Operations	$730,382,335

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$185,889,993	$198,397,685
Net realized gain (loss)	253,106,039	857,766,817
Net change in unrealized appreciation (depreciation)	291,386,303	(2,924,278,898)

Increase (decrease) in net assets from operations	730,382,335	(1,868,114,396)

From Distributions to Shareholders
Class A	(34,030,387)	(31,316,809)
Class B	(1,029,809,947)	(986,071,675)

Total distributions	(1,063,840,334)	(1,017,388,484)

Increase (decrease) in net assets from capital share transactions	470,933,973	(180,447,658)

Total increase (decrease) in net assets	137,475,974	(3,065,950,538)

Net Assets
Beginning of period	9,402,045,021	12,467,995,559

End of period	$9,539,520,995	$9,402,045,021

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	499,082	$5,089,584	717,156	$7,636,905
Reinvestments	3,639,614	34,030,387	3,221,894	31,316,809
Redemptions	(1,565,926)	(15,879,430)	(2,908,461)	(30,839,009)

Net increase (decrease)	2,572,770	$23,240,541	1,030,589	$8,114,705

Class B
Sales	2,803,118	$28,165,584	6,780,407	$72,246,244
Reinvestments	110,851,447	1,029,809,947	101,972,252	986,071,675
Redemptions	(60,457,559)	(610,282,099)	(116,595,920)	(1,246,880,282)

Net increase (decrease)	53,197,006	$447,693,432	(7,843,261)	$(188,562,363)

Increase (decrease) derived from capital shares transactions		$470,933,973		$(180,447,658)

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.81		$12.92	$12.55	$12.17	$11.30	$12.72

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.23	0.17	0.28	0.26	0.22
Net realized and unrealized gain (loss)	0.58		(2.20)	1.20	1.22	1.88	(0.92)

Total income (loss) from investment operations	0.79		(1.97)	1.37	1.50	2.14	(0.70)

Less Distributions
Distributions from net investment income	(0.35)		(0.28)	(0.31)	(0.29)	(0.28)	(0.24)
Distributions from net realized capital gains	(0.85)		(0.86)	(0.69)	(0.83)	(0.99)	(0.48)

Total distributions	(1.20)		(1.14)	(1.00)	(1.12)	(1.27)	(0.72)

Net Asset Value, End of Period	$9.40		$9.81	$12.92	$12.55	$12.17	$11.30

Total Return (%) (b)	8.07	(c)	(15.17)	11.17	14.09	19.85	(5.93)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.06	(d)	0.06	0.05	0.05	0.05	0.05
Ratio of net investment income (loss) to average net assets (%) (f)	2.06	(g)	2.16	1.33	2.43	2.21	1.76
Portfolio turnover rate (%)	6	(c)	14	9	10	13	10
Net assets, end of period (in millions)	$300.4		$288.1	$366.2	$343.6	$327.6	$294.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.75		$12.83	$12.47	$12.09	$11.24	$12.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.20		0.20	0.14	0.25	0.23	0.19
Net realized and unrealized gain (loss)	0.57		(2.18)	1.19	1.22	1.85	(0.91)

Total income (loss) from investment operations	0.77		(1.98)	1.33	1.47	2.08	(0.72)

Less Distributions
Distributions from net investment income	(0.32)		(0.24)	(0.28)	(0.26)	(0.24)	(0.21)
Distributions from net realized capital gains	(0.85)		(0.86)	(0.69)	(0.83)	(0.99)	(0.48)

Total distributions	(1.17)		(1.10)	(0.97)	(1.09)	(1.23)	(0.69)

Net Asset Value, End of Period	$9.35		$9.75	$12.83	$12.47	$12.09	$11.24

Total Return (%) (b)	7.93	(c)	(15.33)	10.90	13.85	19.42	(6.12)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (e)	0.31	(d)	0.31	0.30	0.30	0.30	0.30
Ratio of net investment income (loss) to average net assets (%) (f)	1.78	(g)	1.90	1.08	2.18	1.98	1.51
Portfolio turnover rate (%)	6	(c)	14	9	10	13	10
Net assets, end of period (in millions)	$9,239.2		$9,113.9	$12,101.8	$12,299.1	$12,158.4	$11,604.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 60 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

BHFTII-10

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$568,228,111	$0	$660,859,368

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,553,586	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
AB International Bond Portfolio (Class A)	$238,012,589	$12,288,606	$(7,008,450)	$(1,969,333)	$(3,004,619)	$238,318,793
Allspring Mid Cap Value Portfolio (Class A)	24,020,584	3,483,572	(1,081,328)	(15,163)	(1,991,529)	24,416,136
Baillie Gifford International Stock Portfolio (Class A)	356,399,230	4,254,565	(70,151,291)	11,338,715	35,608,924	337,450,143
BlackRock Bond Income Portfolio (Class A)	661,196,454	20,647,185	(17,851,997)	(2,558,806)	(7,727)	661,425,109
BlackRock Capital Appreciation Portfolio (Class A)	216,061,354	4,838,228	(38,820,588)	(4,574,822)	69,773,227	247,277,399
BlackRock High Yield Portfolio (Class A)	56,753,133	23,379,257	(1,596,061)	(236,667)	(613,787)	77,685,875
Brighthouse Small Cap Value Portfolio (Class A)	165,404,593	20,941,389	(10,784,916)	(1,721,901)	(4,641,044)	169,198,121
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	142,841,489	1,819,041	(7,473,870)	(803,814)	6,296,169	142,679,015
Brighthouse/Artisan International Portfolio (Class A)	287,810,301	4,984,232	(28,497,495)	(482,118)	22,276,572	286,091,492
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	23,464,028	3,274,542	(1,270,615)	120,369	(1,143,586)	24,444,738
Brighthouse/Dimensional International Small Company Portfolio (Class A)	97,065,984	5,441,254	(8,710,047)	(4,064,550)	4,862,886	94,595,527
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	188,810,057	9,564,299	(31,068,659)	(1,934,299)	2,709,914	168,081,312
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	188,913,317	6,951,140	(3,324,616)	(449,122)	(2,936,096)	189,154,623
Brighthouse/Templeton International Bond Portfolio (Class A)	218,891,130	1,299	(6,502,291)	(3,917,470)	2,853,040	211,325,708
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	407,555,796	48,478,768	(8,198,184)	164,506	(34,921,198)	413,079,688
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	283,735,584	17,996,110	(31,868,823)	(2,713,605)	26,220,350	293,369,616
CBRE Global Real Estate Portfolio (Class A)	141,330,594	3,859,016	(4,742,847)	254,120	(165,974)	140,534,909
Harris Oakmark International Portfolio (Class A)	383,747,870	7,966,567	(63,433,464)	4,602,969	53,104,899	385,988,841
Invesco Comstock Portfolio (Class A)	383,153,318	75,011,693	(10,998,132)	156,328	(58,980,542)	388,342,665
Invesco Global Equity Portfolio (Class A)	93,011,230	5,821,692	(16,096,035)	(462,983)	15,283,319	97,557,223
Invesco Small Cap Growth Portfolio (Class A)	115,438,043	61,332	(5,250,291)	(3,049,308)	14,385,876	121,585,652
Jennison Growth Portfolio (Class A)	231,899,722	4,674,517	(46,674,634)	(18,037,381)	99,582,887	271,445,111
JPMorgan Core Bond Portfolio (Class A)	235,439,248	7,289,937	(5,714,024)	(654,979)	(183,867)	236,176,315
JPMorgan Small Cap Value Portfolio (Class A)	69,758,558	9,515,525	(3,225,736)	(653,002)	(3,965,356)	71,429,989
Loomis Sayles Growth Portfolio (Class A)	252,955,367	15,291,441	(71,592,438)	(6,873,297)	79,755,801	269,536,874
Loomis Sayles Small Cap Growth Portfolio (Class A)	71,003,198	35,169	(4,668,751)	(493,087)	7,036,267	72,912,796
MFS Research International Portfolio (Class A)	216,056,767	17,072,363	(20,452,583)	2,244,741	10,620,293	225,541,581
MFS Value Portfolio (Class A)	479,249,425	65,312,780	(3,288,025)	109,345	(55,417,300)	485,966,225
Neuberger Berman Genesis Portfolio (Class A)	69,763,127	6,312,365	(4,160,811)	1,333,431	661,647	73,909,759
PIMCO Inflation Protected Bond Portfolio (Class A)	281,203,277	6,242,779	(25,570,997)	(3,950,992)	2,763,075	260,687,142
PIMCO Total Return Portfolio (Class A)	567,330,604	18,029,909	(10,582,535)	(2,250,400)	(3,841,309)	568,686,269
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	94,375,591	3,191,255	(5,001,961)	(241,222)	3,596,105	95,919,768
T. Rowe Price Large Cap Growth Portfolio (Class A)	189,383,527	4,831,045	(33,179,130)	(10,772,320)	71,737,658	222,000,780
T. Rowe Price Large Cap Value Portfolio (Class A)	430,629,718	71,206,884	(5,944,851)	(581,047)	(62,670,290)	432,640,414
T. Rowe Price Mid Cap Growth Portfolio (Class A)	47,316,826	2,370,643	(4,145,523)	(913,451)	4,544,724	49,173,219
T. Rowe Price Small Cap Growth Portfolio (Class A)	165,128,960	4,069,167	(15,704,982)	(3,972,495)	22,756,151	172,276,801
TCW Core Fixed Income Portfolio (Class A)	485,642,185	14,962,564	(12,842,824)	(1,436,917)	(2,489,941)	483,835,067
VanEck Global Natural Resources Portfolio (Class A)	276,985,369	15,464,572	(183,174)	31,340	(22,087,613)	270,210,494
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	189,006,694	12,474,774	(6,099,791)	(1,185,157)	(4,402,493)	189,794,027
Western Asset Management U.S. Government Portfolio (Class A)	377,951,154	8,816,635	(7,096,598)	(780,272)	(1,579,210)	377,311,709

	$9,404,695,995	$568,228,111	$(660,859,368)	$(61,394,116)	$291,386,303	$9,542,056,925

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
AB International Bond Portfolio (Class A)	$—	$12,287,913	31,649,242
Allspring Mid Cap Value Portfolio (Class A)	3,174,144	300,567	2,237,959
Baillie Gifford International Stock Portfolio (Class A)	—	4,254,565	33,246,320
BlackRock Bond Income Portfolio (Class A)	—	20,611,680	7,386,923
BlackRock Capital Appreciation Portfolio (Class A)	4,655,029	100,691	7,620,259
BlackRock High Yield Portfolio (Class A)	—	4,188,708	11,324,472
Brighthouse Small Cap Value Portfolio (Class A)	13,766,326	2,069,680	13,065,492
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	1,792,036	16,418,759
Brighthouse/Artisan International Portfolio (Class A)	—	4,976,857	29,103,916
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	3,067,168	202,201	121,567
Brighthouse/Dimensional International Small Company Portfolio (Class A)	3,018,264	2,422,180	10,031,339
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	9,541,863	17,786,382
Brighthouse/Franklin Low Duration Total Return Portfolio (Class A)	—	6,914,808	22,358,702
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	28,064,503
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	42,659,579	5,778,482	15,081,405
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,612,594	2,381,582	23,154,666
CBRE Global Real Estate Portfolio (Class A)	—	3,838,743	14,669,615
Harris Oakmark International Portfolio (Class A)	—	7,964,387	29,760,127
Invesco Comstock Portfolio (Class A)	66,503,898	8,418,885	32,910,395
Invesco Global Equity Portfolio (Class A)	5,467,846	353,451	4,452,635
Invesco Small Cap Growth Portfolio (Class A)	—	—	15,160,306
Jennison Growth Portfolio (Class A)	—	—	21,273,128
JPMorgan Core Bond Portfolio (Class A)	—	7,265,218	26,868,750
JPMorgan Small Cap Value Portfolio (Class A)	5,949,567	962,245	6,968,779
Loomis Sayles Growth Portfolio (Class A)	15,285,384	—	19,102,542
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	7,031,128
MFS Research International Portfolio (Class A)	4,268,174	3,824,727	19,162,411
MFS Value Portfolio (Class A)	56,350,218	8,917,590	36,983,731
Neuberger Berman Genesis Portfolio (Class A)	6,191,907	91,169	4,126,731
PIMCO Inflation Protected Bond Portfolio (Class A)	—	6,179,795	28,000,767
PIMCO Total Return Portfolio (Class A)	—	17,747,156	59,673,271
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	3,189,175	10,358,506
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	11,833,730
T. Rowe Price Large Cap Value Portfolio (Class A)	62,181,351	8,921,030	17,723,901
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,370,643	—	5,494,214
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,978,063	91,031	9,212,663
TCW Core Fixed Income Portfolio (Class A)	—	14,939,180	56,259,892
VanEck Global Natural Resources Portfolio (Class A)	—	8,238,160	23,094,914
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	12,474,648	18,266,990
Western Asset Management U.S. Government Portfolio (Class A)	—	8,764,694	36,918,954

	$314,500,155	$200,005,097

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$10,725,595,513

Gross unrealized appreciation	130,288,239
Gross unrealized (depreciation)	(1,313,826,826)

Net unrealized appreciation (depreciation)	$(1,183,538,587)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$221,924,534	$269,770,302	$795,463,950	$663,767,759	$1,017,388,484	$933,538,061

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$292,383,560	$770,833,641	$(1,474,924,891)	$—	$(411,707,690)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 60 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse Asset Allocation 80 Portfolio returned 10.89% and 10.76%, respectively. The Portfolio’s benchmark, the Dow Jones Moderately Aggressive Portfolio Index¹, returned 8.83%.

MARKET ENVIRONMENT / CONDITIONS

Global markets sustained the momentum garnered in the final quarter of 2022 as bonds and equities delivered positive results during the first three months of 2023. The impact of the historic 2022 rate hikes by the U.S. Federal Reserve (the “Fed”) to ease inflationary pressures appeared to have taken hold, and helped fuel investor speculation monetary tightening may soon end. A persistent downward trend in year-over-year headline Consumer Price Index levels since last July provided tangible evidence Fed policy was having the desired effect and factored into the Fed’s decision to implement minimal 0.25% rate hikes at its February and March meetings. The failures of Silicon Valley Bank and Signature Bank in March introduced uncertainty on future policy actions, as the Fed weighed the risk of implementing additional rate hikes against the possibility of further banking sector stresses and recessionary fears. However, progress in the fight against inflation and swift action by the Fed to inject liquidity into the banking sector were cheered by both bond and equity investors to close out the first quarter of 2023.

In the second quarter of 2023, investor enthusiasm began to falter. Bond markets were being pressured by central bank actions to raise rates as inflationary concerns continued to exist. In May, the Fed enacted its tenth consecutive rate hike before it voted to hold rates in check at its June meeting. The yield on the 10-year U.S. Treasury Bond rose throughout the quarter and negatively impacted government and investment grade credit bonds. Economic growth, as measured by the real gross domestic product (“GDP”) rate, initially came in below the consensus forecast of 1.9% for much of the quarter before being revised upwards at the end of June to a reported 2.0% annual gain. Despite the revision to the 1Q23 real GDP growth rate, it marked the third straight quarter of declining GDP levels. While recessionary concerns lingered, euphoria over harnessing the power of artificial intelligence propelled a handful of technology companies to higher valuations and led equity market returns in the period.

In the first half of 2023, the S&P 500 Index returned 16.89%. Outside the U.S., the MSCI EAFE Index delivered a 11.67% return and the MSCI Emerging Markets Index posted a positive 4.89% result. Despite a pullback during the second quarter, global bonds managed to produce gains over the six months of 2023. In the U.S., the Bloomberg U.S. Aggregate Bond Index gained 2.09%. Outside the U.S., the FTSE World Government Bond Index ex-U.S. returned 1.52% during the period.

PORTFOLIO REVIEW / PERIOD-END POSITIONING

The Brighthouse Asset Allocation 80 Portfolio invests in underlying portfolios of the Brighthouse Funds Trust I and the Brighthouse Funds Trust II to maintain a broad asset allocation of approximately 80% to equities and 20% to fixed income.

Over the six-month period, the Portfolio outperformed the Dow Jones Moderately Aggressive Portfolio Index. Performance strength within the underlying fixed income and mid cap equity portfolios offset weakness within the underlying large cap and small cap equity portfolios.

The underlying fixed income portfolios added to relative performance. On an absolute return basis, the top performing portfolios were the Brighthouse/Eaton Vance Floating Rate Portfolio and the BlackRock High Yield Portfolio as lower credit bank loans and bonds benefited over the period in which riskier assets were rewarded. The BlackRock Bond Income Portfolio exceeded its benchmark by 0.6%. The Portfolio’s duration (bond price changes in response to interest rate levels) positioning along with allocations to and selections within securitized assets, investment grade credit bonds, and Agency Mortgage-Backed-Securities (“MBS”) contributed to relative results. The Western Asset Management Strategic Bond Opportunities Portfolio outperformed its benchmark by 1.6% during the period. Allocations to both high yield bonds and bank loans were primary contributors. Exposures to Collateralized Loan Obligations and non-agency MBS securities bolstered returns. Conversely, the Brighthouse/Templeton International Bond Portfolio underperformed its benchmark by 1.9%. The Portfolio’s currency positioning in the euro, Japanese yen, and South Korean won detracted from relative results during the period.

Performance from the underlying domestic equity portfolios was mixed for the period. Large cap and small cap portfolios underperformed, while mid cap portfolios were positive contributors. In large cap, the Brighthouse/Wellington Core Equity Opportunities Portfolio underperformed its benchmark by 13.3%. Negative security selection in the Industrials, Consumer Discretionary, and Information Technology (“IT”) sectors were key detractors in the period. Underweight positions in the IT and Communication Services sectors, and an overweight in the Consumer Discretionary sector further pressured results. The MFS Value Portfolio fell 3.0% relative to its benchmark. A combination of negative security selection and an underweight to the Communication Services sector, and weak selection in the Industrials sector pressured relative performance. On the positive side, the Loomis Sayles Growth Portfolio beat its benchmark by 9.3%. Security selection drove relative outperformance. Selection in the IT and Communication Services sector had the largest positive impact on results. In mid cap, the Morgan Stanley Discovery Portfolio outperformed its benchmark by 12.2%. Security selection was led by strong relative results in the Consumer Discretionary sector and positive selection in the Financials and IT sectors. An overweight position in Communication Services and an underweight to Energy bolstered performance in the period. The Brighthouse/Artisan Mid Cap Value Portfolio outperformed its benchmark by 4.4%. Strong selection in Financials was the largest

BHFTII-1

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Managed by Brighthouse Investment Advisers, LLC

Portfolio Manager Commentary*—(Continued)

relative contributor to results followed by selection in IT. Within small cap, the Loomis Small Cap Growth Portfolio underperformed its benchmark by 4.3%. Results were negatively impacted from security selection in the Health Care, IT, and Industrials sectors. The Invesco Small Cap Growth Portfolio underperformed its benchmark by 3.7%. Negative security selection in the Health Care and Consumer Discretionary sectors were the primary detractors to relative results. Additionally, overall small cap performance was negatively impacted by the absolute performance of the JPMorgan Small Cap Value Portfolio.

Non-U.S. equity portfolios had mixed performance results over the period. Developed market portfolios experienced weakness while emerging market portfolios were positive contributors. Within developed markets, overall performance was negatively impacted by the absolute performance of the VanEck Global Natural Resources Portfolio and the CBRE Global Real Estate Portfolio. The MFS Research International Portfolio underperformed its benchmark by 1.7%. Negative security selection in the Financials, Health Care, and Consumer Staples sectors were leading detractors over the period. Regionally, selection in the United Kingdom (“U.K.”) and Europe ex-U.K. hurt relative results. On a positive note, the Harris Oakmark International Portfolio outperformed its benchmark by 6.2%. An overweight position and security selection in the Consumer Discretionary sector was the largest contributor to relative results over the period. From a country perspective, selection and an overweight position in Germany had the largest positive impact to performance. In emerging markets, the SSGA Emerging Markets Enhanced Index Portfolio outperformed its benchmark by 2.0%. Positive security selection in the IT, Utilities, Industrials sectors were leading contributors to relative performance. At the country level, exposures in China, Taiwan, and India were notable contributors during the period.

Investment Committee

Brighthouse Investment Advisers, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the advisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Dow Jones Moderately Aggressive Portfolio Index is a member of the Dow Jones Relative Risk Index Series and is designed to measure a total portfolio of stocks, bonds, and cash, allocated to represent an investor’s desired risk profile. The Dow Jones Moderately Aggressive Portfolio Index level is set to 80% of the Dow Jones Global Stock CMAC Index’s downside risk over the past 36 months.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

A $10,000 INVESTMENT COMPARED TO THE DOW JONES MODERATELY AGGRESSIVE PORTFOLIO INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse Asset Allocation 80 Portfolio
Class A	10.89	13.57	6.68	8.03
Class B	10.76	13.23	6.42	7.76
Dow Jones Moderately Aggressive Portfolio Index	8.83	11.37	6.16	7.60

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
MFS Value Portfolio (Class A)	5.7
Invesco Comstock Portfolio (Class A)	5.0
T. Rowe Price Large Cap Value Portfolio (Class A)	5.0
Harris Oakmark International Portfolio (Class A)	4.8
Jennison Growth Portfolio (Class A)	4.8
Loomis Sayles Growth Portfolio (Class A)	4.8
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	4.5
Baillie Gifford International Stock Portfolio (Class A)	4.5
T. Rowe Price Large Cap Growth Portfolio (Class A)	4.2
Brighthouse/Artisan International Portfolio (Class A)	4.0

Asset Allocation

% of Net Assets
U.S. Large Cap Equities	40.6
International Developed Market Equities	18.6
Investment Grade Fixed Income	12.4
U.S. Small Cap Equities	10.2
Global Equities	4.3
Emerging Market Equities	3.5
High Yield Fixed Income	3.2
U.S. Mid Cap Equities	2.6
Real Estate Equities	2.4
International Fixed Income	2.2

BHFTII-3

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse Asset Allocation 80 Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)	Actual	0.68%	$1,000.00	$1,108.90	$3.56
	Hypothetical*	0.68%	$1,000.00	$1,021.42	$3.41

Class B(a)	Actual	0.93%	$1,000.00	$1,107.60	$4.86
	Hypothetical*	0.93%	$1,000.00	$1,020.18	$4.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio reflects the expenses of both the Portfolio and the Underlying Portfolios in which it invests.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mutual Funds—100.0% of Net Assets

Security Description	Shares	Value

Affiliated Investment Companies—100.0%
AB International Bond Portfolio (Class A) (a)	8,219,185	$61,890,461
Allspring Mid Cap Value Portfolio (Class A) (a)	5,796,017	63,234,543
Baillie Gifford International Stock Portfolio (Class A) (b)	37,404,153	379,652,155
BlackRock Bond Income Portfolio (Class A) (b)	3,626,197	324,689,657
BlackRock Capital Appreciation Portfolio (Class A) (b)	8,250,416	267,725,984
BlackRock High Yield Portfolio (Class A) (a)	8,624,245	59,162,321
Brighthouse Small Cap Value Portfolio (Class A) (a)	16,172,430	209,432,971
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A) (a)	19,012,690	165,220,276
Brighthouse/Artisan International Portfolio (Class A) (a)	33,788,958	332,145,453
Brighthouse/Artisan Mid Cap Value Portfolio (Class A) (b)	106,102	21,335,058
Brighthouse/Dimensional International Small Company Portfolio (Class A) (b)	17,421,406	164,283,863
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A) (a)	8,885,110	83,964,289
Brighthouse/Templeton International Bond Portfolio (Class A) (a) (c)	16,371,882	123,280,274
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A) (b)	13,871,774	379,947,902
Brighthouse/Wellington Large Cap Research Portfolio (Class A) (a)	23,876,329	302,513,095
CBRE Global Real Estate Portfolio (Class A) (a)	21,109,988	202,233,681
Frontier Mid Cap Growth Portfolio (Class A) (b) (c)	1,796,220	43,720,006
Harris Oakmark International Portfolio (Class A) (a)	31,127,040	403,717,712
Invesco Comstock Portfolio (Class A) (a)	35,717,109	421,461,891
Invesco Global Equity Portfolio (Class A) (a)	5,926,808	129,856,356
Invesco Small Cap Growth Portfolio (Class A) (a) (c)	23,810,591	190,960,940
Jennison Growth Portfolio (Class A) (b) (c)	31,481,864	401,708,590
JPMorgan Core Bond Portfolio (Class A) (a)	16,140,333	141,873,527
JPMorgan Small Cap Value Portfolio (Class A) (a)	12,072,103	123,739,059
Loomis Sayles Growth Portfolio (Class A) (a)	28,252,402	398,641,386
Loomis Sayles Small Cap Growth Portfolio (Class A) (b) (c)	14,362,147	148,935,460
MFS Research International Portfolio (Class A) (a)	23,215,734	273,249,193

Affiliated Investment Companies—(Continued)
MFS Value Portfolio (Class A) (b)	36,650,271	481,584,566
Morgan Stanley Discovery Portfolio (Class A) (a) (c)	4,294,220	22,287,003
Neuberger Berman Genesis Portfolio (Class A) (b)	1,207,117	21,619,468
PIMCO Inflation Protected Bond Portfolio (Class A) (a)	11,001,458	102,423,576
PIMCO Total Return Portfolio (Class A) (a)	26,576,744	253,276,372
SSGA Emerging Markets Enhanced Index Portfolio (Class A) (a)	13,592,904	125,870,293
T. Rowe Price Large Cap Growth Portfolio (Class A) (b) (c)	18,906,063	354,677,746
T. Rowe Price Large Cap Value Portfolio (Class A) (a)	17,012,409	415,272,905
T. Rowe Price Mid Cap Growth Portfolio (Class A) (a)	4,857,863	43,477,874
T. Rowe Price Small Cap Growth Portfolio (Class A) (b)	8,131,598	152,060,890
TCW Core Fixed Income Portfolio (Class A) (a)	25,838,446	222,210,633
VanEck Global Natural Resources Portfolio (Class A) (b)	19,988,228	233,862,265
Victory Sycamore Mid Cap Value Portfolio (Class A) (a)	1,120,116	20,509,320
Western Asset Management Strategic Bond Opportunities Portfolio (Class A) (b)	11,822,190	122,832,556

Total Mutual Funds (Cost $9,227,839,493)		8,390,541,570

Total Investments—100.0% (Cost $9,227,839,493)		8,390,541,570
Other assets and liabilities (net)—0.0%		(2,240,300)

Net Assets—100.0%		$8,388,301,270

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	A Portfolio of Brighthouse Funds Trust I. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(b)	A Portfolio of Brighthouse Funds Trust II. (See Note 6 of the Notes to Financial Statements for a summary of transactions in the securities of affiliated issuers.)
(c)	Non-income producing security.

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Mutual Funds
Affiliated Investment Companies	$8,390,541,570	$—	$—	$8,390,541,570
Total Investments	$8,390,541,570	$—	$—	$8,390,541,570

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Affiliated investments at value (a)	$8,390,541,570
Receivable for:
Affiliated investments sold	1,354,334
Fund shares sold	106,717

Total Assets	8,392,002,621
Liabilities
Payables for:
Fund shares redeemed	1,461,051
Accrued Expenses:
Management fees	370,211
Distribution and service fees	1,607,790
Deferred trustees’ fees	216,665
Other expenses	45,634

Total Liabilities	3,701,351

Net Assets	$8,388,301,270

Net Assets Consist of:
Paid in surplus	$8,900,273,294
Distributable earnings (Accumulated losses)	(511,972,024)

Net Assets	$8,388,301,270

Net Assets
Class A	$442,701,676
Class B	7,945,599,594
Capital Shares Outstanding*
Class A	44,021,419
Class B	794,806,600
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.06
Class B	10.00

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of affiliated investments was $9,227,839,493.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends from affiliated investments	$137,902,870

Total investment income	137,902,870
Expenses
Management fees	2,232,991
Administration fees	15,001
Custodian and accounting fees	13,575
Distribution and service fees—Class B	9,702,745
Audit and tax services	16,337
Legal	21,516
Trustees’ fees and expenses	17,766
Miscellaneous	6,891

Total expenses	12,026,822

Net Investment Income	125,876,048

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Affiliated investments	(60,542,472)
Capital gain distributions from affiliated investments	335,479,639

Net realized gain (loss)	274,937,167

Net change in unrealized appreciation on affiliated investments	440,099,478

Net realized and unrealized gain (loss)	715,036,645

Net Increase (Decrease) in Net Assets From Operations	$840,912,693

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$125,876,048	$122,477,177
Net realized gain (loss)	274,937,167	1,075,265,324
Net change in unrealized appreciation (depreciation)	440,099,478	(3,101,268,321)

Increase (decrease) in net assets from operations	840,912,693	(1,903,525,820)

From Distributions to Shareholders
Class A	(63,726,018)	(50,275,861)
Class B	(1,136,911,895)	(943,317,777)

Total distributions	(1,200,637,913)	(993,593,638)

Increase (decrease) in net assets from capital share transactions	733,636,118	54,355,090

Total increase (decrease) in net assets	373,910,898	(2,842,764,368)

Net Assets
Beginning of period	8,014,390,372	10,857,154,740

End of period	$8,388,301,270	$8,014,390,372

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	397,911	$4,389,073	876,857	$10,286,189
Reinvestments	6,385,373	63,726,018	4,811,087	50,275,861
Redemptions	(1,475,642)	(16,469,548)	(2,553,348)	(29,925,719)

Net increase (decrease)	5,307,642	$51,645,543	3,134,596	$30,636,331

Class B
Sales	2,137,350	$23,683,900	4,989,874	$57,789,390
Reinvestments	114,608,054	1,136,911,895	90,703,632	943,317,777
Redemptions	(43,486,301)	(478,605,220)	(83,177,128)	(977,388,408)

Net increase (decrease)	73,259,103	$681,990,575	12,516,378	$23,718,759

Increase (decrease) derived from capital shares transactions		$733,636,118		$54,355,090

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.61		$14.67	$13.91	$13.48	$12.36	$14.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.19	0.16	0.25	0.24	0.21
Net realized and unrealized gain (loss)	0.96		(2.81)	1.86	1.68	2.57	(1.25)

Total income (loss) from investment operations	1.14		(2.62)	2.02	1.93	2.81	(1.04)

Less Distributions
Distributions from net investment income	(0.37)		(0.26)	(0.28)	(0.27)	(0.28)	(0.22)
Distributions from net realized capital gains	(1.32)		(1.18)	(0.98)	(1.23)	(1.41)	(0.63)

Total distributions	(1.69)		(1.44)	(1.26)	(1.50)	(1.69)	(0.85)

Net Asset Value, End of Period	$10.06		$10.61	$14.67	$13.91	$13.48	$12.36

Total Return (%) (b)	10.89	(c)	(17.71)	14.87	17.01	24.04	(7.91)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.06	(e)	0.06	0.06	0.06	0.06	0.06
Ratio of net investment income (loss) to average net assets (%) (f)	1.63	(g)	1.62	1.08	2.01	1.82	1.50
Portfolio turnover rate (%)	7	(c)	14	10	12	13	11
Net assets, end of period (in millions)	$442.7		$410.6	$522.1	$484.8	$439.2	$378.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.54		$14.58	$13.82	$13.41	$12.30	$14.18

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.16	0.12	0.22	0.21	0.17
Net realized and unrealized gain (loss)	0.95		(2.80)	1.87	1.66	2.55	(1.23)

Total income (loss) from investment operations	1.12		(2.64)	1.99	1.88	2.76	(1.06)

Less Distributions
Distributions from net investment income	(0.34)		(0.22)	(0.25)	(0.24)	(0.24)	(0.19)
Distributions from net realized capital gains	(1.32)		(1.18)	(0.98)	(1.23)	(1.41)	(0.63)

Total distributions	(1.66)		(1.40)	(1.23)	(1.47)	(1.65)	(0.82)

Net Asset Value, End of Period	$10.00		$10.54	$14.58	$13.82	$13.41	$12.30

Total Return (%) (b)	10.76	(c)	(17.97)	14.71	16.59	23.73	(8.11)

Ratios/Supplemental Data
Ratio of expenses to average net assets (%) (d)	0.31	(e)	0.31	0.31	0.31	0.31	0.31
Ratio of net investment income (loss) to average net assets (%) (f)	1.36	(g)	1.37	0.83	1.76	1.58	1.26
Portfolio turnover rate (%)	7	(c)	14	10	12	13	11
Net assets, end of period (in millions)	$7,945.6		$7,603.8	$10,335.0	$10,204.2	$9,862.7	$9,018.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	The ratio of operating expenses to average net assets does not include expenses of the Underlying Portfolios in which the Asset Allocation Portfolio invests.
(e)	Computed on an annualized basis.
(f)	Recognition of net investment income by the Asset Allocation Portfolio is affected by the timing of the declaration of dividends by the Underlying Portfolios in which it invests.
(g)	The income earned by the Asset Allocation Portfolio through the investments in Underlying Portfolios is not annualized.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse Asset Allocation 80 Portfolio (the “Asset Allocation Portfolio”), which is diversified. The Asset Allocation Portfolio operates under a “fund of funds” structure, investing substantially all of its assets in other Portfolios advised by Brighthouse Investment Advisers (each, an “Underlying Portfolio,” and, collectively, the “Underlying Portfolios”). Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Asset Allocation Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Asset Allocation Portfolio represent an equal pro rata interest in the Asset Allocation Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Asset Allocation Portfolio, and certain Asset Allocation Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Asset Allocation Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Asset Allocation Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Asset Allocation Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Asset Allocation Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Asset Allocation Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Asset Allocation Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Investments in the Underlying Portfolios are valued at their closing daily NAV on the valuation date. Investments in the Underlying Portfolios are categorized as Level 1 within the fair value hierarchy. For information about the use of fair value pricing by the Underlying Portfolios, please refer to the prospectuses of the Underlying Portfolios.

Investment Transactions and Related Investment Income - The Asset Allocation Portfolio’s security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Capital gains distributions received from the Underlying Portfolios are recorded as net realized gain in the Statement of Operations.

Dividends and Distributions to Shareholders - The Asset Allocation Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Asset Allocation Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Asset Allocation Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Asset Allocation Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Asset Allocation Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Certain Risks

In the normal course of business, the Underlying Portfolios invest in securities and enter into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Underlying Portfolios may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Underlying Portfolios; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Underlying Portfolios may be exposed to counterparty risk, or the risk that an entity with which the Underlying Portfolios have unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Underlying Portfolios to credit and counterparty risk consist principally of cash due from counterparties and investments. The Underlying Portfolios manage counterparty risk by entering into agreements only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

by (i) periodically assessing the creditworthiness of their trading partners, (ii) monitoring and/or limiting the amount of their net exposure to each individual counterparty based on the adviser’s assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Underlying Portfolios restrict their exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom the Underlying Portfolios undertake a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

The Asset Allocation Portfolio’s prospectus includes a discussion of the principal risks of investing in the Asset Allocation Portfolio and in the Underlying Portfolios in which it invests.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of shares of the Underlying Portfolios by the Asset Allocation Portfolio, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$559,993,003	$0	$565,692,527

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Asset Allocation Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Asset Allocation Portfolio. For providing investment management services to the Asset Allocation Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,232,991	0.100%	Of the first $500 million
	0.075%	Of the next $500 million
	0.050%	On amounts in excess of $1 billion

In addition to the above management fee paid to Brighthouse Investment Advisers, the Asset Allocation Portfolio indirectly pays Brighthouse Investment Advisers an investment advisory fee through its investments in the Underlying Portfolios.

Certain officers and trustees of the Trust may also be officers of the Adviser however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

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Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

The Asset Allocation Portfolio does not invest in the Underlying Portfolios for the purpose of exercising control; however, investments by the Asset Allocation Portfolio within its principal investment strategies may represent a significant portion of the Underlying Portfolios’ net assets. Transactions in the Underlying Portfolios for the six months ended June 30, 2023 were as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023
AB International Bond Portfolio (Class A)	$60,878,089	$3,184,850	$(870,800)	$(240,422)	$(1,061,256)	$61,890,461
Allspring Mid Cap Value Portfolio (Class A)	82,786,743	8,986,305	(23,496,736)	(262,726)	(4,779,043)	63,234,543
Baillie Gifford International Stock Portfolio (Class A)	366,667,917	4,770,898	(40,229,844)	5,375,528	43,067,656	379,652,155
BlackRock Bond Income Portfolio (Class A)	319,902,101	10,165,037	(3,968,033)	(602,534)	(806,914)	324,689,657
BlackRock Capital Appreciation Portfolio (Class A)	219,189,246	5,997,033	(24,947,835)	(2,158,246)	69,645,786	267,725,984
BlackRock High Yield Portfolio (Class A)	40,377,760	20,151,990	(600,534)	(99,326)	(667,569)	59,162,321
Brighthouse Small Cap Value Portfolio (Class A)	203,265,084	24,151,202	(9,763,980)	(768,210)	(7,451,125)	209,432,971
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	162,565,082	2,080,394	(5,599,930)	(494,941)	6,669,671	165,220,276
Brighthouse/Artisan International Portfolio (Class A)	331,491,076	5,788,229	(30,216,175)	(530,803)	25,613,126	332,145,453
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	20,174,549	2,846,004	(772,704)	(46,321)	(866,470)	21,335,058
Brighthouse/Dimensional International Small Company Portfolio (Class A)	167,751,321	9,451,910	(14,262,470)	(6,732,320)	8,075,422	164,283,863
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	80,303,249	4,757,670	(995,079)	(72,730)	(28,821)	83,964,289
Brighthouse/Templeton International Bond Portfolio (Class A)	145,861,576	5,494	(22,142,535)	(10,544,349)	10,100,088	123,280,274
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	371,828,653	44,453,878	(4,412,652)	329,363	(32,251,340)	379,947,902
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	283,557,371	18,431,514	(22,882,628)	(2,501,089)	25,907,927	302,513,095
CBRE Global Real Estate Portfolio (Class A)	199,267,779	5,556,731	(2,364,420)	(492,802)	266,393	202,233,681
Frontier Mid Cap Growth Portfolio (Class A)	39,715,577	1,457	(1,640,309)	(853,905)	6,497,186	43,720,006
Harris Oakmark International Portfolio (Class A)	413,118,840	8,324,216	(80,267,084)	(15,968,124)	78,509,864	403,717,712
Invesco Comstock Portfolio (Class A)	412,052,170	81,256,071	(7,902,155)	(265,015)	(63,679,180)	421,461,891
Invesco Global Equity Portfolio (Class A)	118,411,002	7,716,393	(15,224,336)	1,585,429	17,367,868	129,856,356
Invesco Small Cap Growth Portfolio (Class A)	177,469,077	13,928	(3,969,606)	(2,331,981)	19,779,522	190,960,940
Jennison Growth Portfolio (Class A)	323,594,745	10,151,308	(47,995,031)	(13,218,478)	129,176,046	401,708,590
JPMorgan Core Bond Portfolio (Class A)	139,562,871	4,388,551	(1,513,814)	(173,789)	(390,292)	141,873,527
JPMorgan Small Cap Value Portfolio (Class A)	119,952,862	15,655,596	(3,678,522)	(1,402,170)	(6,788,707)	123,739,059
Loomis Sayles Growth Portfolio (Class A)	353,599,546	22,378,813	(79,982,133)	2,430,217	100,214,943	398,641,386
Loomis Sayles Small Cap Growth Portfolio (Class A)	142,176,620	2,471	(6,360,976)	(2,496,501)	15,613,846	148,935,460
MFS Research International Portfolio (Class A)	270,045,144	9,858,703	(23,072,174)	5,300,047	11,117,473	273,249,193
MFS Value Portfolio (Class A)	474,463,843	64,656,819	(2,804,478)	(1,640,166)	(53,091,452)	481,584,566
Morgan Stanley Discovery Portfolio (Class A)	15,858,278	2,817,546	(1,198,597)	(4,200,263)	9,010,039	22,287,003
Neuberger Berman Genesis Portfolio (Class A)	19,977,964	1,828,133	(738,742)	63,538	488,575	21,619,468
PIMCO Inflation Protected Bond Portfolio (Class A)	119,448,646	2,450,790	(19,270,520)	(896,153)	690,813	102,423,576
PIMCO Total Return Portfolio (Class A)	240,892,804	17,706,423	(2,258,525)	(436,298)	(2,628,032)	253,276,372
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	120,566,907	4,161,641	(3,059,234)	(132,106)	4,333,085	125,870,293
T. Rowe Price Large Cap Growth Portfolio (Class A)	287,332,637	10,304,923	(37,069,149)	(3,324,480)	97,433,815	354,677,746
T. Rowe Price Large Cap Value Portfolio (Class A)	410,991,461	68,296,223	(3,206,935)	(112,049)	(60,695,795)	415,272,905
T. Rowe Price Mid Cap Growth Portfolio (Class A)	40,639,923	2,074,905	(2,352,129)	(610,785)	3,725,960	43,477,874
T. Rowe Price Small Cap Growth Portfolio (Class A)	141,644,615	3,572,629	(9,330,963)	(1,367,561)	17,542,170	152,060,890
TCW Core Fixed Income Portfolio (Class A)	220,378,476	6,893,748	(3,157,422)	(323,212)	(1,580,957)	222,210,633
VanEck Global Natural Resources Portfolio (Class A)	238,546,020	14,492,882	(170,461)	50,559	(19,056,735)	233,862,265
Victory Sycamore Mid Cap Value Portfolio (Class A)	—	22,127,948	—	—	(1,618,628)	20,509,320
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	120,376,464	8,081,747	(1,942,877)	(377,298)	(3,305,480)	122,832,556

	$8,016,684,088	$559,993,003	$(565,692,527)	$(60,542,472)	$440,099,478	$8,390,541,570

BHFTII-12

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Security Description	Capital Gain Distributions from Affiliated Investments	Income earned from affiliates during the period	Number of shares held at June 30, 2023
AB International Bond Portfolio (Class A)	$—	$3,180,577	8,219,185
Allspring Mid Cap Value Portfolio (Class A)	8,200,110	776,488	5,796,017
Baillie Gifford International Stock Portfolio (Class A)	—	4,770,898	37,404,153
BlackRock Bond Income Portfolio (Class A)	—	10,117,157	3,626,197
BlackRock Capital Appreciation Portfolio (Class A)	4,979,376	107,707	8,250,416
BlackRock High Yield Portfolio (Class A)	—	3,189,463	8,624,245
Brighthouse Small Cap Value Portfolio (Class A)	17,027,760	2,560,015	16,172,430
Brighthouse/abrdn Emerging Markets Equity Portfolio (Class A)	—	2,066,638	19,012,690
Brighthouse/Artisan International Portfolio (Class A)	—	5,776,189	33,788,958
Brighthouse/Artisan Mid Cap Value Portfolio (Class A)	2,669,001	175,952	106,102
Brighthouse/Dimensional International Small Company Portfolio (Class A)	5,241,717	4,206,519	17,421,406
Brighthouse/Eaton Vance Floating Rate Portfolio (Class A)	—	4,752,264	8,885,110
Brighthouse/Templeton International Bond Portfolio (Class A)	—	—	16,371,882
Brighthouse/Wellington Core Equity Opportunities Portfolio (Class A)	39,129,415	5,300,302	13,871,774
Brighthouse/Wellington Large Cap Research Portfolio (Class A)	15,990,788	2,439,273	23,876,329
CBRE Global Real Estate Portfolio (Class A)	—	5,523,519	21,109,988
Frontier Mid Cap Growth Portfolio (Class A)	—	—	1,796,220
Harris Oakmark International Portfolio (Class A)	—	8,324,216	31,127,040
Invesco Comstock Portfolio (Class A)	72,100,844	9,127,416	35,717,109
Invesco Global Equity Portfolio (Class A)	7,246,708	468,440	5,926,808
Invesco Small Cap Growth Portfolio (Class A)	—	—	23,810,591
Jennison Growth Portfolio (Class A)	—	—	31,481,864
JPMorgan Core Bond Portfolio (Class A)	—	4,363,984	16,140,333
JPMorgan Small Cap Value Portfolio (Class A)	10,306,139	1,666,849	12,072,103
Loomis Sayles Growth Portfolio (Class A)	22,372,237	—	28,252,402
Loomis Sayles Small Cap Growth Portfolio (Class A)	—	—	14,362,147
MFS Research International Portfolio (Class A)	5,170,510	4,633,314	23,215,734
MFS Value Portfolio (Class A)	55,777,681	8,826,984	36,650,271
Morgan Stanley Discovery Portfolio (Class A)	—	—	4,294,220
Neuberger Berman Genesis Portfolio (Class A)	1,801,044	26,518	1,207,117
PIMCO Inflation Protected Bond Portfolio (Class A)	—	2,427,235	11,001,458
PIMCO Total Return Portfolio (Class A)	—	7,903,375	26,576,744
SSGA Emerging Markets Enhanced Index Portfolio (Class A)	—	4,153,916	13,592,904
T. Rowe Price Large Cap Growth Portfolio (Class A)	—	—	18,906,063
T. Rowe Price Large Cap Value Portfolio (Class A)	59,684,351	8,562,791	17,012,409
T. Rowe Price Mid Cap Growth Portfolio (Class A)	2,074,905	—	4,857,863
T. Rowe Price Small Cap Growth Portfolio (Class A)	3,492,656	79,923	8,131,598
TCW Core Fixed Income Portfolio (Class A)	—	6,860,861	25,838,446
VanEck Global Natural Resources Portfolio (Class A)	—	7,129,241	19,988,228
Victory Sycamore Mid Cap Value Portfolio (Class A)	2,214,397	331,573	1,120,116
Western Asset Management Strategic Bond Opportunities Portfolio (Class A)	—	8,073,273	11,822,190

	$335,479,639	$137,902,870

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$9,302,414,172

Gross unrealized appreciation	132,921,209
Gross unrealized (depreciation)	(1,044,793,811)

Net unrealized appreciation (depreciation)	$(911,872,602)

BHFTII-13

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$159,297,210	$184,202,720	$834,296,428	$711,148,515	$993,593,638	$895,351,235

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$247,863,977	$952,076,924	$(1,351,972,080)	$—	$(152,031,179)

The Asset Allocation Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Asset Allocation Portfolio had no accumulated capital losses.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse Asset Allocation 80 Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Brighthouse/Artisan Mid Cap Value Portfolio returned 9.65%, 9.51%, and 9.57%, respectively. The Portfolio’s benchmark, the Russell Midcap Value Index¹, returned 5.23%.

MARKET ENVIRONMENT / CONDITIONS

A strong rally in the month of June lifted the Russell Midcap Value Index’s six-month return into positive territory. Since last October, United States (“U.S.”) stocks have been climbing a proverbial wall of worry as fears of a looming recession have yet to materialize amid resilient growth and still tight labor and real estate markets. On the earnings front, year-over-year earnings growth for U.S. equities was negative for a second consecutive quarter, but forward guidance was better than expected, and current bottom-up earnings estimates show year-over-year earnings growth turning positive in the second half of 2023. Not surprisingly, rising equity prices have coincided with falling market volatility. In June, the VIX volatility index dropped to its lowest levels since January 2020, just prior to the pandemic.

Sentiment has also benefited from inflation easing. Better inflation readings and the Federal Reserve’s (the “Fed”) decision in June to pause interest rate hikes for the first time since March 2022, when it began its aggressive monetary tightening campaign, have boosted hopes of a soft economic landing, a cyclical slowdown in economic growth that avoids recession. Despite the pause, Fed Chair Jay Powell signaled that additional hikes may be necessary if inflation proves sticky as core inflation is still running hot at above 5%.

Year-to-date returns in the Russell Midcap Value Index were led by the Industrials, Consumer Discretionary and Information Technology (“IT”) sectors as shares of more economically sensitive companies benefited from an improved economic outlook. The weakest sectors—Financials, Utilities and Energy—suffered single-digit declines. The remaining sectors finished with single-digit gains.

For the broader U.S. equity market in 2023, market breadth has been quite narrow, with a handful of tech-oriented mega caps that have large index weights driving a disproportionate share of the gains. Certainly, excitement related to artificial intelligence (“AI”) has been a driver of the rally, but we also believe investors are gravitating to secular growth companies, viewing them as winners regardless of the economic environment. Additionally, last year’s selloff and investor positioning coming into the year set these stocks up well for their subsequent rebounds. Although AI is a small pocket where we see revived animal spirits, we don’t see this as redux of 2021 when meme stock mania took hold and speculation was rampant.

PORTFOLIO REVIEW/PERIOD END POSITIONING

The Portfolio outperformed the Russell Midcap Value Index over the six-month period. Stock selection was positive, with notable strength among our Financials, IT and Consumer Discretionary stocks. In the Financials sector, the Portfolio’s results were led by the bank stocks—an area we added to in the first quarter amid the tumult in the regional banking sector. Leading the way was First Citizens BancShares. In the IT sector, technical equipment company Vontier was the winner, and in the Consumer Discretionary sector, auto retailer AutoNation drove our sector results. Sector positioning was also favorable due to our below-benchmark weighting in Utilities and above-benchmark weighting in Consumer Discretionary.

The Portfolio’s top contributor was First Citizens BancShares. Headquartered in Raleigh, North Carolina and one of the largest family-controlled banks in the U.S., First Citizens was a big winner from its acquisition of the failed Silicon Valley Bank. The bank purchased $72.1 billion in loans at a deeply discounted price of $16.5 billion. The transaction adds scale, geographic diversity and is financially attractive with downside protections from a loss-sharing agreement with the Federal Deposit Insurance Corporation. First Citizens is now one of the top-15 largest U.S. banks. The bank is run by and almost fully controlled by CEO Frank Holding and his family members. They have significant ownership, aligning their interest with minority shareholders. They’ve done an admirable job of growing the bank by keeping a strong capital and liquidity profile that allows for opportunistic mergers and acquisitions during times of market stress, like we just experienced in March. In the Global Financial Crisis, First Citizens used its position of strength to acquire when others could not, and during the COVID-induced stress of 2020, it flexed its muscles again with the acquisition of CIT Group at a great price.

The Portfolio’s biggest detractor was NOV, a provider of equipment and technology used in oil and gas drilling and production. Shares have been digesting prior year gains amid a general rotation away from energy stocks. NOV’s first quarter earnings were hurt by lingering supply chain issues resulting in production interruptions and softening activity in North America related to low natural gas prices. Improving offshore and international land markets were positives. NOV is the Portfolio’s sole Energy sector holding. Unlike most of the sector that lacks an economic moat, NOV, through several significant acquisitions in the 1990s and 2000s, has transformed itself into a leader in many attractive high-margin lines of business. NOV has a moat around the rig technologies business, and unlike many energy-focused companies, has a history of generating free cash flow and acceptable returns on tangible capital. NOV’s valuation remains undemanding, in our view, and we believe margins can continue their rise as offshore activity increases and cost savings opportunities are realized.

The biggest sector-level changes during the period were a reduction in exposure to the Materials sector and an increased weighting in the Health Care sector. In the Materials sector, we sold chemical companies Celanese and Corteva. In the Health Care sector, we purchased global medical technology company Baxter International and life science research and clinical diagnostics products company Bio-Rad Laboratories.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Managed By Artisan Partners Limited Partnership

Portfolio Manager Commentary*—(Continued)

At period end, the Portfolio maintained above-benchmark positions in the Communications Services, Consumer Discretionary and Financials sectors. Our largest sector underweights were Materials, Industrials and Utilities.

Daniel L. Kane

Thomas Reynolds

Craig Inman

Portfolio Managers

Artisan Partners Limited Partnership

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Value Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Artisan Mid Cap Value Portfolio
Class A	9.65	12.71	6.49	7.52
Class B	9.51	12.42	6.23	7.25
Class E	9.57	12.54	6.33	7.36
Russell Midcap Value Index	5.23	10.50	6.84	9.03

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
First Citizens BancShares, Inc.- Class A	4.5
Analog Devices, Inc.	4.2
Vontier Corp.	3.3
Arch Capital Group, Ltd.	3.2
Globe Life, Inc.	2.9
Dentsply Sirona, Inc.	2.8
Marriott International, Inc. - Class A	2.7
U-Haul Holding Co. (Non-Voting Shares)	2.6
Lamar Advertising Co.- Class A	2.6
Baxter International, Inc.	2.5

Top Sectors

% of Net Assets
Financials	22.4
Consumer Discretionary	13.6
Industrials	12.6
Communication Services	12.3
Information Technology	11.0
Health Care	9.1
Consumer Staples	6.8
Real Estate	5.4
Utilities	2.3
Energy	2.1

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Artisan Mid Cap Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.76%	$1,000.00	$1,096.50	$3.95
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class B (a)	Actual	1.01%	$1,000.00	$1,095.10	$5.25
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

Class E (a)	Actual	0.91%	$1,000.00	$1,095.70	$4.73
	Hypothetical*	0.91%	$1,000.00	$1,020.28	$4.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—97.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.8%
CAE, Inc. (a)	634,549	$14,201,207

Air Freight & Logistics—2.0%
Expeditors International of Washington, Inc. (b)	131,433	15,920,479

Automobile Components—3.5%
BorgWarner, Inc. (b)	247,827	12,121,219
Gentex Corp.	517,677	15,147,229

		27,268,448

Banks—11.4%
Comerica, Inc. (b)	196,446	8,321,453
Fifth Third Bancorp (b)	602,871	15,801,249
First Citizens BancShares, Inc. - Class A	27,169	34,870,053
M&T Bank Corp. (b)	139,392	17,251,154
Washington Federal, Inc. (b)	488,458	12,953,906

		89,197,815

Capital Markets—1.8%
Moelis & Co. - Class A (b)	316,404	14,345,757

Consumer Staples Distribution & Retail—4.8%
Dollar General Corp.	66,157	11,232,136
Kroger Co. (The)	324,475	15,250,325
Sysco Corp.	151,072	11,209,542

		37,692,003

Diversified Consumer Services—1.2%
H&R Block, Inc. (b)	281,548	8,972,935

Electric Utilities—2.3%
OGE Energy Corp.	500,769	17,982,615

Electrical Equipment—2.4%
nVent Electric plc	364,153	18,815,785

Electronic Equipment, Instruments & Components—3.3%
Vontier Corp. (b)	796,340	25,650,111

Energy Equipment & Services—2.1%
NOV, Inc.	1,043,923	16,744,525

Entertainment—3.6%
Electronic Arts, Inc. (b)	106,653	13,832,894
Warner Bros Discovery, Inc. (a)	1,115,968	13,994,239

		27,827,133

Financial Services—1.9%
Corebridge Financial, Inc. (b)	833,104	14,712,617

Food Products—2.0%
Tyson Foods, Inc. - Class A (b)	301,495	15,388,305

Ground Transportation—2.9%
U-Haul Holding Co. (b)	44,169	2,443,429
U-Haul Holding Co. (Non-Voting Shares) (b)	397,523	20,142,490

		22,585,919

Health Care Equipment & Supplies—5.4%
Baxter International, Inc.	433,410	19,746,160
Dentsply Sirona, Inc.	552,076	22,094,081

		41,840,241

Health Care Providers & Services—2.2%
Centene Corp. (a)	257,732	17,384,023

Hotels, Restaurants & Leisure—6.9%
Expedia Group, Inc. (a)(b)	162,151	17,737,698
Marriott International, Inc. - Class A	113,543	20,856,714
Vail Resorts, Inc. (b)	61,921	15,589,231

		54,183,643

Insurance—7.3%
Arch Capital Group, Ltd. (a)	336,606	25,194,959
Globe Life, Inc.	204,109	22,374,429
Progressive Corp. (The)	68,601	9,080,714

		56,650,102

Interactive Media & Services—2.2%
IAC, Inc. (a)(b)	274,310	17,226,668

Life Sciences Tools & Services—1.5%
Bio-Rad Laboratories, Inc. - Class A (a)	31,296	11,864,940

Machinery—1.8%
Otis Worldwide Corp.	162,113	14,429,678

Media—6.5%
Cable One, Inc. (b)	26,808	17,615,001
News Corp. - Class A	837,168	16,324,776
Omnicom Group, Inc.	180,633	17,187,230

		51,127,007

Real Estate Management & Development—1.2%
Jones Lang LaSalle, Inc. (a)(b)	58,725	9,149,355

Semiconductors & Semiconductor Equipment—4.2%
Analog Devices, Inc.	168,935	32,910,227

Software—1.9%
Check Point Software Technologies, Ltd. (a)	117,255	14,729,573

Specialized REITs—4.2%
Lamar Advertising Co. - Class A (b)	201,890	20,037,582
Public Storage (b)	45,019	13,140,146

		33,177,728

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—2.0%
AutoNation, Inc. (a)(b)	97,038	$15,973,425

Technology Hardware, Storage & Peripherals—1.6%
NetApp, Inc.	161,815	12,362,666

Trading Companies & Distributors—1.7%
Air Lease Corp. (b)	309,900	12,969,315

Total Common Stocks (Cost $558,054,540)		763,284,245

Escrow Shares—0.0%

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (a) (c) (Cost $0)	108,185	0

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $6,682,218; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $6,814,625.	6,680,938	6,680,938

Total Short-Term Investments (Cost $6,680,938)		6,680,938

Securities Lending Reinvestments (d)—10.4%

Certificates of Deposit—1.9%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (e)	1,000,000	999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (e)	1,000,000	1,001,762
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (e)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (e)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (e)	2,000,000	2,000,064
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (e)	1,000,000	999,940
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (e)	1,000,000	1,000,155
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (e)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (e)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (e)	1,000,000	1,000,021
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	1,000,000	989,530
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (e)	1,000,000	1,000,269

		14,988,457

Commercial Paper—0.5%
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (e)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (e)	1,000,000	1,000,148
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (e)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	1,000,000	992,302

		3,992,511

Repurchase Agreements—5.7%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $16,298,401; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% -2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $16,617,378.	16,291,545	16,291,545
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $4,020,883; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% -3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $4,338,243.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $2,058,073; collateralized by various Common Stock with an aggregate market value of $2,200,000.	2,000,000	2,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $3,901,648; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $3,987,982.	3,900,000	3,900,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $3,002,958; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% -5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $3,074,139.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $10,010,111; collateralized by various Common Stock with an aggregate market value of $11,159,188.	10,000,000	10,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $1,005,143; collateralized by various Common Stock with an aggregate market value of $1,111,274.	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,302,312; collateralized by various Common Stock with an aggregate market value of $2,561,595.	2,300,000	2,300,000

		44,491,545

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Time Deposits—0.6%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	$1,000,000
Barclays (NY) 5.080%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23 (d)	1,000,000	1,000,000

		5,000,000

Mutual Funds—1.7%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (f)	10,000,000	10,000,000
State Street Institutional U.S. Government Money Market Fund, Premier Class 5.030% (f)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (f)	1,000,000	1,000,000
		13,000,000

Total Securities Lending Reinvestments (Cost $81,471,695)		81,472,513

Total Investments— 108.9% (Cost $646,207,173)		851,437,696
Other assets and liabilities (net)—(8.9)%		(69,584,103)

Net Assets—100.0%		$781,853,593

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $87,287,499 and the collateral received consisted of cash in the amount of $81,454,410 and non-cash collateral with a value of $8,859,429. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(e)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV) —	Effective Federal Funds Rate
(SOFR) —	Secured Overnight Financing Rate

Other Abbreviations

(REIT) —	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$763,284,245	$—	$—	$763,284,245
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	6,680,938	—	6,680,938
Securities Lending Reinvestments
Certificates of Deposit	—	14,988,457	—	14,988,457
Commercial Paper	—	3,992,511	—	3,992,511
Repurchase Agreements	—	44,491,545	—	44,491,545
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	13,000,000	—	—	13,000,000
Total Securities Lending Reinvestments	13,000,000	68,472,513	—	81,472,513
Total Investments	$776,284,245	$75,153,451	$0	$851,437,696

Collateral for Securities Loaned (Liability)	$—	$(81,454,410)	$—	$(81,454,410)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)(b)	$851,437,696
Receivable for:
Investments sold	11,909,682
Fund shares sold	201,196
Dividends and interest	986,677
Prepaid expenses	6,010

Total Assets	864,541,261

Liabilities
Collateral for securities loaned	81,454,410
Payables for:
Fund shares redeemed	451,938
Accrued Expenses:
Management fees	452,000
Distribution and service fees	59,751
Deferred trustees’ fees	154,147
Other expenses	115,422

Total Liabilities	82,687,668

Net Assets	$781,853,593

Net Assets Consist of:
Paid in surplus	$537,995,499
Distributable earnings (Accumulated losses)	243,858,094

Net Assets	$781,853,593

Net Assets
Class A	$461,823,095
Class B	269,435,639
Class E	50,594,859
Capital Shares Outstanding*
Class A	2,296,747
Class B	1,421,583
Class E	259,145
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$201.08
Class B	189.53
Class E	195.24

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $646,207,173.
(b)	Includes securities loaned at value of $87,287,499.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$7,640,664
Interest	126,063
Securities lending income	89,425

Total investment income	7,856,152

Expenses
Management fees	3,137,971
Administration fees	21,517
Custodian and accounting fees	23,970
Distribution and service fees—Class B	327,154
Distribution and service fees—Class E	37,342
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	31,563
Insurance	3,775
Miscellaneous	6,799

Total expenses	3,652,358
Less management fee waiver	(371,358)

Net expenses	3,281,000

Net Investment Income	4,575,152

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	35,900,790
Net change in unrealized appreciation on investments	30,513,768

Net realized and unrealized gain (loss)	66,414,558

Net Increase (Decrease) in Net Assets From Operations	$70,989,710

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$4,575,152	$6,876,244
Net realized gain (loss)	35,900,790	99,659,665
Net change in unrealized appreciation (depreciation)	30,513,768	(225,784,953)

Increase (decrease) in net assets from operations	70,989,710	(119,249,044)

From Distributions to Shareholders
Class A	(62,025,079)	(77,121,043)
Class B	(37,339,491)	(45,576,841)
Class E	(6,880,844)	(8,681,396)

Total distributions	(106,245,414)	(131,379,280)

Increase (decrease) in net assets from capital share transactions	61,388,284	10,876,023

Total increase (decrease) in net assets	26,132,580	(239,752,301)

Net Assets
Beginning of period	755,721,013	995,473,314

End of period	$781,853,593	$755,721,013

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	10,042	$2,212,467	25,791	$6,409,072
Reinvestments	314,784	62,025,079	370,098	77,121,043
Redemptions	(139,511)	(30,898,964)	(312,371)	(77,879,258)

Net increase (decrease)	185,315	$33,338,582	83,518	$5,650,857

Class B
Sales	18,601	$3,899,781	40,367	$9,529,397
Reinvestments	201,020	37,339,491	230,163	45,576,841
Redemptions	(77,966)	(16,329,123)	(214,871)	(50,620,534)

Net increase (decrease)	141,655	$24,910,149	55,659	$4,485,704

Class E
Sales	1,551	$328,108	1,437	$331,304
Reinvestments	35,963	6,880,844	42,738	8,681,396
Redemptions	(19,035)	(4,069,399)	(34,537)	(8,273,238)

Net increase (decrease)	18,479	$3,139,553	9,638	$739,462

Increase (decrease) derived from capital shares transactions		$61,388,284		$10,876,023

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$212.25		$290.67	$236.08	$229.44	$211.86	$259.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.41		2.19	2.42	2.44	2.34	1.75
Net realized and unrealized gain (loss)	18.43		(39.64)	60.63	10.26	45.48	(33.63)

Total income (loss) from investment operations	19.84		(37.45)	63.05	12.70	47.82	(31.88)

Less Distributions
Distributions from net investment income	(1.92)		(2.54)	(2.58)	(1.90)	(1.85)	(1.62)
Distributions from net realized capital gains	(29.09)		(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(31.01)		(40.97)	(8.46)	(6.06)	(30.24)	(15.33)

Net Asset Value, End of Period	$201.08		$212.25	$290.67	$236.08	$229.44	$211.86

Total Return (%) (b)	9.65	(c)	(12.62)	26.91	6.25	23.75	(13.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.85	0.85	0.87	0.86	0.85
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.76	0.77	0.78	0.81	0.81
Ratio of net investment income (loss) to average net assets (%)	1.29	(d)	0.91	0.88	1.25	1.03	0.70
Portfolio turnover rate (%)	16	(c)	20	12	44	15	23
Net assets, end of period (in millions)	$461.8		$448.2	$589.4	$564.1	$546.9	$476.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$201.42		$278.02	$226.22	$220.07	$204.18	$250.17

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.08		1.51	1.65	1.88	1.70	1.09
Net realized and unrealized gain (loss)	17.45		(37.89)	58.07	9.79	43.77	(32.43)

Total income (loss) from investment operations	18.53		(36.38)	59.72	11.67	45.47	(31.34)

Less Distributions
Distributions from net investment income	(1.33)		(1.79)	(2.04)	(1.36)	(1.19)	(0.94)
Distributions from net realized capital gains	(29.09)		(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(30.42)		(40.22)	(7.92)	(5.52)	(29.58)	(14.65)

Net Asset Value, End of Period	$189.53		$201.42	$278.02	$226.22	$220.07	$204.18

Total Return (%) (b)	9.51	(c)	(12.84)	26.59	5.98	23.44	(13.42)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.10	1.10	1.12	1.11	1.10
Net ratio of expenses to average net assets (%) (e)	1.01	(d)	1.01	1.02	1.03	1.06	1.06
Ratio of net investment income (loss) to average net assets (%)	1.04	(d)	0.66	0.63	1.00	0.78	0.45
Portfolio turnover rate (%)	16	(c)	20	12	44	15	23
Net assets, end of period (in millions)	$269.4		$257.8	$340.4	$318.9	$323.0	$293.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$206.73		$284.18	$231.04	$224.61	$207.89	$254.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.21		1.79	1.95	2.12	1.95	1.36
Net realized and unrealized gain (loss)	17.94		(38.74)	59.32	10.02	44.61	(33.02)

Total income (loss) from investment operations	19.15		(36.95)	61.27	12.14	46.56	(31.66)

Less Distributions
Distributions from net investment income	(1.55)		(2.07)	(2.25)	(1.55)	(1.45)	(1.22)
Distributions from net realized capital gains	(29.09)		(38.43)	(5.88)	(4.16)	(28.39)	(13.71)

Total distributions	(30.64)		(40.50)	(8.13)	(5.71)	(29.84)	(14.93)

Net Asset Value, End of Period	$195.24		$206.73	$284.18	$231.04	$224.61	$207.89

Total Return (%) (b)	9.57	(c)	(12.75)	26.71	6.09	23.56	(13.33)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.00	1.00	1.02	1.01	1.00
Net ratio of expenses to average net assets (%) (e)	0.91	(d)	0.91	0.92	0.93	0.96	0.96
Ratio of net investment income (loss) to average net assets (%)	1.14	(d)	0.76	0.73	1.10	0.88	0.55
Portfolio turnover rate (%)	16	(c)	20	12	44	15	23
Net assets, end of period (in millions)	$50.6		$49.8	$65.7	$64.3	$65.8	$61.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Artisan Mid Cap Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $6,680,938. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $44,491,545. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$118,593,096	$0	$155,372,065

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,137,971	0.820%	Of the first $1 billion
	0.780%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Artisan Partners Limited Partnership is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.090%	First $500 million
0.110%	$500 million to $1 billion
0.130%	Over of $1 billion

An identical agreement was in place for the period from April 29, 2022 through April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$648,024,775

Gross unrealized appreciation	224,065,418
Gross unrealized (depreciation)	(20,652,497)

Net unrealized appreciation (depreciation)	$203,412,921

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$14,116,238	$8,512,220	$117,263,042	$21,151,042	$131,379,280	$29,663,262

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$6,363,906	$100,003,090	$172,899,155	$—	$279,266,151

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Artisan Mid Cap Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Managed by Dimensional Fund Advisors LP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the Brighthouse/Dimensional International Small Company Portfolio returned 6.47% and 6.47%, respectively. The Portfolio’s benchmark, the MSCI World ex-U.S. Small Cap Index¹, returned 5.50%.

MARKET ENVIRONMENT / CONDITIONS

In U.S. dollar terms, developed ex-U.S. markets had positive performance for the six-month period ended June 30, 2023, trailing the U.S. market but outperforming emerging markets. The MSCI World ex-U.S. Investable Market Index (net dividends) returned 10.5%, as compared to 16.2% for the Russell 3000 Index and 5.6% for the MSCI Emerging Markets Investable Market Index (net dividends).

Along the market capitalization dimension, small caps (MSCI World ex-U.S. Small Cap Index, net dividends) underperformed large caps (MSCI World ex-U.S. Index, net dividends) by 5.8%. Mid-caps (MSCI World ex-U.S. Mid Cap Index, net dividends), a subset of the MSCI World ex-U.S. Index universe, outperformed small caps by 3.2% and underperformed large caps by 2.6%.

Along the relative price dimension, large cap value stocks (MSCI World ex-U.S. Value Index, net dividends) underperformed large cap growth stocks (MSCI World ex-U.S. Growth Index, net dividends) by 4.8%, and small cap value stocks (MSCI World ex-U.S. Small Cap Value Index, net dividends) underperformed small cap growth stocks (MSCI World ex-U.S. Small Cap Growth Index, net dividends) by 0.4%.

Along the profitability dimension, large cap stocks with higher profitability performed in line with large cap stocks with lower profitability. Small caps stocks with higher profitability outperformed small cap stocks with lower profitability during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed its benchmark during the reporting period. The Portfolio’s exclusion of Real Estate Investment Trusts contributed positively to relative performance, as these stocks underperformed over the period. Conversely, the Portfolio’s emphasis on small cap stocks in Japan and the United Kingdom detracted from relative performance, as small caps and mid-caps with larger market capitalizations and held by the Portfolio’s benchmark outperformed in both countries. The Portfolio’s exclusion of stocks with high asset growth had no material impact on relative performance. Similarly, the Portfolio’s exclusion of stocks with the lowest profitability and highest relative prices had no material impact on relative performance.

The Portfolio held approximately 3,700 securities as of June 30, 2023, and was well diversified across both countries and sectors. Dimensional designs the Portfolio to provide broad exposure to small cap securities within non-U.S. developed markets. As a result of the Portfolio’s diversified investment approach, performance is determined principally by broad trends in non-U.S. developed equity markets rather than by the behavior of a limited group of securities in a particular industry, country, or asset class.

Jed Fogdall

Arun Keswani

Joel Schneider

Portfolio Managers

Dimensional Fund Advisors LP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI World ex-U.S. Small Cap Index is an unmanaged index that measures the performance of stocks with market capitalizations between US $200 million and $800 million across 23 developed markets, excluding the United States. The index returns shown above were calculated with net dividends: they reflect the reinvestment of dividends after the deduction of the maximum possible withholding taxes.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI WORLD EX-U.S. SMALL CAP INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Dimensional International Small Company Portfolio
Class A	6.47	11.71	2.05	6.15
Class B	6.47	11.50	1.80	5.89
MSCI World ex-U.S. Small Cap Index	5.50	10.05	1.83	5.97

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Banco BPM S.p.A.	0.4
BE Semiconductor Industries NV	0.3
Georg Fischer AG	0.3
Banco de Sabadell S.A.	0.3
Hugo Boss AG	0.3
Bank of Ireland Group plc	0.3
PSP Swiss Property AG	0.3
Helvetia Holding AG	0.3
Rexel S.A.	0.3
Swiss Prime Site AG	0.3

Top Countries

% of Net Assets
Japan	24.1
United Kingdom	11.5
Canada	11.4
Switzerland	8.0
Germany	6.2
Australia	6.1
France	5.0
Italy	4.0
Denmark	2.7
Spain	2.5

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Dimensional International Small Company Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.79%	$1,000.00	$1,064.70	$4.04
	Hypothetical*	0.79%	$1,000.00	$1,020.88	$3.96

Class B (a)	Actual	1.04%	$1,000.00	$1,064.70	$5.32
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.9% of Net Assets

Security Description	Shares	Value

Australia—6.1%
A2B Australia, Ltd. (a)	55,813	$55,127
Accent Group, Ltd.	97,699	109,679
Adairs, Ltd.	41,549	43,814
Adbri, Ltd.	108,171	173,162
Ainsworth Game Technology, Ltd. (a)	51,616	36,106
Alkane Resources, Ltd. (a)	122,642	58,050
Alliance Aviation Services, Ltd. (a)	6,026	11,581
Altium, Ltd.	5,539	137,129
Alumina, Ltd.	211,513	196,425
AMA Group, Ltd. (a)	197,423	13,168
AMP, Ltd.	395,252	298,779
Ansell, Ltd.	22,008	393,636
Appen, Ltd. (a)	15,982	25,734
Arafura Rare Earths, Ltd. (a)	350,967	71,950
ARB Corp., Ltd.	22,036	423,868
Ardent Leisure Group, Ltd.	113,950	34,161
Argosy Minerals, Ltd. (a)	61,527	16,150
ARN Media, Ltd.	82,651	57,988
AUB Group, Ltd.	27,518	542,174
Audinate Group, Ltd. (a)	11,752	73,048
Aurelia Metals, Ltd. (a)	407,982	25,383
Aussie Broadband, Ltd. (a)	32,987	65,692
Austal, Ltd.	105,389	167,719
Australian Agricultural Co., Ltd. (a)	78,371	76,562
Australian Clinical Labs, Ltd.	5,526	12,716
Australian Ethical Investment, Ltd.	7,596	16,994
Australian Finance Group, Ltd.	54,872	65,633
Australian Strategic Materials, Ltd. (a)	36,700	27,070
Auswide Bank, Ltd.	11,045	39,656
AVJennings, Ltd.	10,332	2,740
AVZ Minerals, Ltd. (a) (b) (c)	403,512	42,308
Baby Bunting Group, Ltd.	24,951	22,875
Bank of Queensland, Ltd.	92,549	340,303
Bapcor, Ltd.	85,877	342,029
Beach Energy, Ltd.	276,185	249,696
Bega Cheese, Ltd.	82,207	156,795
Bellevue Gold, Ltd. (a)	246,272	210,395
Black Rock Mining, Ltd. (a)	70,006	5,174
Blackmores, Ltd.	2,263	142,410
Boral, Ltd. (a)	77,809	209,719
Boss Energy, Ltd. (a)	54,871	114,193
Bravura Solutions, Ltd.	144,124	45,192
Breville Group, Ltd.	25,536	342,098
Brickworks, Ltd.	12,229	218,002
Bubs Australia, Ltd. (a)	40,453	4,869
BWX, Ltd. (a) (b) (c)	32,748	4,363
Calidus Resources, Ltd. (a)	42,447	4,810
Capitol Health, Ltd.	260,324	46,836
Capral, Ltd.	5,292	24,744
Capricorn Metals, Ltd. (a)	63,797	173,647
Carnarvon Energy, Ltd. (a)	136,527	11,858
Cash Converters International, Ltd.	152,939	22,939
Catapult Group International, Ltd. (a)	33,605	22,336
Cedar Woods Properties, Ltd.	19,138	64,189
Challenger, Ltd.	14,184	61,603
Champion Iron, Ltd.	59,773	244,389
City Chic Collective, Ltd. (a)	43,372	10,975

Australia—(Continued)
Clinuvel Pharmaceuticals, Ltd.	9,453	112,643
Clover Corp., Ltd.	39,945	31,918
Codan, Ltd.	31,190	167,700
Collins Foods, Ltd.	30,579	201,722
Cooper Energy, Ltd. (a)	753,059	75,529
Core Lithium, Ltd. (a)	58,451	35,415
Corporate Travel Management, Ltd.	28,366	340,495
Costa Group Holdings, Ltd.	130,158	237,295
Credit Corp. Group, Ltd.	20,160	268,030
CSR, Ltd.	156,422	543,929
Data #3, Ltd.	49,016	235,916
De Grey Mining, Ltd. (a)	320,331	289,325
Deep Yellow, Ltd. (a)	17,263	8,747
Dicker Data, Ltd.	13,151	72,012
Domain Holdings Australia, Ltd.	72,641	185,430
Domino’s Pizza Enterprises, Ltd.	1,990	61,585
Downer EDI, Ltd.	150,888	415,418
Eagers Automotive, Ltd.	35,943	325,436
Earlypay, Ltd.	54,160	6,898
Elanor Investor Group	5,934	6,423
Elders, Ltd.	45,511	200,688
Elixir Energy, Ltd. (a)	29,923	1,601
Emeco Holdings, Ltd.	105,907	45,966
Emerald Resources NL (a)	42,078	57,538
EML Payments, Ltd. (a)	62,760	26,285
Energy Transition Minerals, Ltd. (a)	349,524	9,348
Energy World Corp., Ltd. (a) (b) (c)	472,609	8,186
EQT Holdings, Ltd.	5,064	87,460
Estia Health, Ltd.	52,899	104,523
Euroz Hartleys Group, Ltd.	23,680	17,228
EVT, Ltd.	32,425	254,841
Fiducian Group, Ltd.	3,121	12,141
Finbar Group, Ltd.	6,909	3,051
Firefinch, Ltd. (a) (b) (c)	39,761	993
FleetPartners Group, Ltd. (a)	82,973	143,023
Fleetwood, Ltd. (a)	35,042	52,738
Flight Centre Travel Group, Ltd. (a)	30,788	392,352
Frontier Digital Ventures, Ltd. (a)	10,683	2,820
G8 Education, Ltd.	256,891	178,403
Galan Lithium, Ltd. (a) (b) (c)	30,176	17,657
Gold Road Resources, Ltd.	243,543	243,165
GR Engineering Services, Ltd.	5,075	7,234
GrainCorp, Ltd. - Class A	58,664	307,473
Grange Resources, Ltd.	120,000	42,979
GUD Holdings, Ltd.	43,884	259,835
GWA Group, Ltd.	64,632	75,383
Hansen Technologies, Ltd.	51,497	178,160
Harvey Norman Holdings, Ltd.	46,048	107,275
Hastings Technology Metals, Ltd. (a)	7,646	6,855
Healius, Ltd.	153,195	325,750
Helia Group, Ltd.	88,585	204,634
HUB24, Ltd.	19,005	324,214
Humm Group, Ltd.	113,129	35,047
IDM International, Ltd. (a) (b) (c)	1,969	0
Iluka Resources, Ltd.	24,980	186,328
Imdex, Ltd.	138,217	174,119
Immutep, Ltd. (ADR) (a)	8,886	18,749

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Infomedia, Ltd.	109,692	$117,171
Inghams Group, Ltd.	86,621	151,994
Insignia Financial, Ltd.	177,304	335,389
Integral Diagnostics, Ltd.	46,301	101,154
Integrated Research, Ltd. (a)	28,972	7,451
Invocare, Ltd.	44,413	373,346
ioneer, Ltd. (a)	304,527	69,664
IPH, Ltd.	61,113	319,687
Iress, Ltd.	52,976	363,932
IVE Group, Ltd.	19,754	30,362
JB Hi-Fi, Ltd.	5,852	171,121
Johns Lyng Group, Ltd.	42,975	153,151
Jumbo Interactive, Ltd.	12,118	115,562
Jupiter Mines, Ltd.	439,415	57,412
Karoon Energy, Ltd. (a)	153,435	202,921
Kelsian Group, Ltd.	15,072	73,345
Kogan.com, Ltd. (a)	16,956	54,963
LEO LIithium, Ltd. (a)	28,400	20,415
Lifestyle Communities, Ltd.	20,891	220,128
Link Administration Holdings, Ltd.	158,207	177,212
Lovisa Holdings, Ltd.	13,735	177,745
Lycopodium, Ltd.	6,179	43,766
MA Financial Group, Ltd.	11,341	38,638
Macmahon Holdings, Ltd.	380,170	39,289
Macquarie Telecom Group, Ltd. (a)	972	44,276
Mader Group, Ltd.	3,508	13,355
Magellan Financial Group, Ltd.	11,467	73,144
Mayne Pharma Group, Ltd. (a)	22,607	66,294
McMillan Shakespeare, Ltd.	26,993	325,959
McPherson’s, Ltd.	39,600	10,352
Mesoblast, Ltd. (a)	47,739	36,222
Metals X, Ltd. (a)	147,577	28,191
Metcash, Ltd.	130,489	327,957
MMA Offshore, Ltd. (a)	78,350	60,181
Monadelphous Group, Ltd.	32,335	253,860
Monash IVF Group, Ltd.	52,109	39,899
Morning Star Gold NL (a) (b) (c)	33,455	0
Mount Gibson Iron, Ltd. (a)	158,334	46,217
Myer Holdings, Ltd.	275,411	108,608
MyState, Ltd.	24,762	52,470
Nanosonics, Ltd. (a)	62,508	198,996
Navigator Global Investments, Ltd.	52,466	46,316
Netwealth Group, Ltd.	28,212	262,184
New Hope Corp., Ltd.	114,040	371,566
Newcrest Mining, Ltd.	15,854	282,314
nib holdings, Ltd.	121,489	685,745
Nick Scali, Ltd.	21,771	132,511
Nickel Industries, Ltd.	203,875	121,405
Nine Entertainment Co. Holdings, Ltd.	208,760	275,189
Novonix, Ltd. (a)	53,945	35,859
NRW Holdings, Ltd.	134,771	228,260
Nufarm, Ltd.	102,823	351,361
Objective Corp., Ltd.	2,117	19,427
OceanaGold Corp.	212,111	417,898
OFX Group, Ltd. (a)	76,506	101,572
OM Holdings, Ltd.	21,506	7,237
Omni Bridgeway, Ltd. (a)	75,128	131,169

Australia—(Continued)
oOh!media, Ltd.	130,777	103,652
Orora, Ltd.	248,793	549,012
Pacific Current Group, Ltd.	12,733	63,175
Pacific Smiles Group, Ltd.	13,431	12,125
Pact Group Holdings, Ltd.	50,886	22,323
Paladin Energy, Ltd. (a)	599,035	294,350
Panoramic Resources, Ltd. (a)	200,216	12,359
Pantoro, Ltd. (a)	189,871	9,177
Peet, Ltd.	88,199	72,635
PeopleIN, Ltd.	8,895	13,959
Perenti, Ltd. (a)	204,417	139,926
Perpetual, Ltd.	30,819	536,339
Perseus Mining, Ltd.	340,886	378,560
PEXA Group, Ltd. (a)	21,038	192,316
Pinnacle Investment Management Group, Ltd.	20,949	140,477
Platinum Asset Management, Ltd.	124,443	144,325
PointsBet Holdings, Ltd. (a)	9,123	10,981
Poseidon Nickel, Ltd. (a)	238,025	5,869
Praemium, Ltd.	98,955	44,797
Premier Investments, Ltd.	17,241	234,285
Propel Funeral Partners, Ltd.	8,061	22,612
PSC Insurance Group, Ltd.	21,994	80,737
PWR Holdings, Ltd.	16,772	97,161
QANTM Intellectual Property, Ltd.	14,173	7,929
Ramelius Resources, Ltd.	232,740	197,386
Red 5, Ltd. (a)	667,508	85,357
Redbubble, Ltd. (a)	43,202	10,749
Regis Healthcare, Ltd.	26,109	38,619
Regis Resources, Ltd. (a)	214,118	264,192
Reject Shop, Ltd. (The) (a)	12,421	37,656
Resolute Mining, Ltd. (a)	677,338	176,961
Retail Food Group, Ltd. (a)	218,228	8,333
Ridley Corp., Ltd.	96,057	128,327
RPMGlobal Holdings, Ltd. (a)	32,785	32,228
Sandfire Resources, Ltd. (a)	134,756	534,261
Select Harvests, Ltd.	34,996	96,949
Servcorp, Ltd.	21,215	42,468
Service Stream, Ltd.	154,571	83,293
Seven West Media, Ltd. (a)	319,979	80,202
SG Fleet Group, Ltd.	27,529	42,348
Shaver Shop Group, Ltd.	18,090	11,406
Sierra Rutile Holdings, Ltd. (a)	66,772	11,205
Sigma Healthcare, Ltd.	323,902	182,118
Silver Lake Resources, Ltd. (a)	202,549	131,733
Silver Mines, Ltd. (a)	80,623	9,669
SmartGroup Corp., Ltd.	33,331	176,726
SolGold plc (a) (d)	36,239	7,319
SOLVAR, Ltd.	50,348	51,971
Southern Cross Media Group, Ltd.	76,997	44,437
SRG Global, Ltd.	42,479	21,281
St. Barbara, Ltd. (a)	208,312	66,583
Star Entertainment Group, Ltd. (The) (a)	368,557	284,927
Strandline Resources, Ltd. (a)	38,046	7,003
Strike Energy, Ltd. (a)	198,861	58,541
Sunland Group, Ltd.	40,150	36,040
Super Retail Group, Ltd.	52,166	399,413
Superloop, Ltd. (a)	59,252	22,894

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Australia—(Continued)
Symbio Holdings, Ltd.	4,332	$5,818
Syrah Resources, Ltd. (a)	163,680	99,652
Tabcorp Holdings, Ltd.	362,897	269,662
Technology One, Ltd.	31,465	330,072
Temple & Webster Group, Ltd. (a)	14,313	56,402
Ten Sixty Four, Ltd. (b) (c)	60,972	17,465
Terracom, Ltd.	54,002	15,251
Tietto Minerals, Ltd. (a)	61,032	19,078
Tribune Resources, Ltd.	2,377	5,086
Tyro Payments, Ltd. (a)	64,496	49,124
United Malt Group, Ltd. (a)	78,227	229,538
Virgin Australia Holdings Pty., Ltd. (a) (b) (c)	968,773	1
Vista Group International, Ltd. (a) (d)	33,201	35,318
Viva Energy Group, Ltd.	91,377	184,099
Vulcan Energy Resources, Ltd. (a)	9,635	27,083
Webjet, Ltd. (a)	84,765	392,038
West African Resources, Ltd. (a)	238,805	138,935
Westgold Resources, Ltd. (a)	123,130	118,782
Zip Co., Ltd. (a)	40,088	11,071

		31,294,512

Austria—1.5%
A-TEC Industries AG (a) (b) (c)	1	0
Agrana Beteiligungs AG	4,073	77,096
ams-OSRAM AG (a)	58,625	422,143
Andritz AG	17,117	955,182
Austria Technologie & Systemtechnik AG (d)	5,424	194,764
BAWAG Group AG (a)	19,071	880,645
CA Immobilien Anlagen AG	8,328	241,421
DO & Co. AG (a)	2,435	332,682
EVN AG	6,679	147,932
FACC AG (a) (d)	6,291	41,874
Kapsch TrafficCom AG (a) (d)	1,870	23,363
Kontron AG	14,178	280,234
Lenzing AG (a) (d)	2,858	140,131
Mayr Melnhof Karton AG	2,085	305,231
Oesterreichische Post AG (d)	4,583	163,495
Palfinger AG	4,392	133,943
POLYTEC Holding AG	6,228	32,073
Porr AG	2,768	39,214
Raiffeisen Bank International AG (a)	27,326	434,024
Rosenbauer International AG (a) (d)	1,414	46,947
Schoeller-Bleckmann Oilfield Equipment AG	2,803	162,517
Semperit AG Holding	2,077	47,367
Telekom Austria AG (a)	27,521	203,706
UBM Development AG	1,083	30,955
UNIQA Insurance Group AG	32,519	260,969
Vienna Insurance Group AG Wiener Versicherung Gruppe	7,619	199,255
voestalpine AG (d)	26,834	964,289
Wienerberger AG	26,096	799,247
Zumtobel Group AG	8,536	68,827

		7,629,526

Belgium—1.7%
Ackermans & van Haaren NV	6,479	1,068,347
AGFA-Gevaert N.V. (a)	40,080	98,388

Belgium—(Continued)
Atenor (d)	1,484	42,363
Azeus Group NV	534	12,201
Barco NV	21,013	524,161
Bekaert S.A.	10,571	479,155
Biocartis Group NV (a) (d)	16,248	6,437
bpost S.A. (d)	18,928	83,163
Cie d’Entreprises CFE (d)	2,249	22,718
Deceuninck NV	27,313	67,976
Deme Group NV (a)	2,052	280,098
Econocom Group S.A.	33,279	96,428
Etablissements Franz Colruyt NV	10,350	389,890
Euronav NV	50,769	769,588
EVS Broadcast Equipment S.A. (d)	3,873	90,457
Exmar NV	9,051	105,794
Fagron	14,385	242,134
Galapagos NV (a)	9,086	369,720
GIMV NV (d)	4,984	237,545
Greenyard NV (a) (d)	5,819	41,683
Immobel S.A. (d)	1,276	48,515
Ion Beam Applications	6,507	108,543
Jensen-Group NV	1,035	34,810
Kinepolis Group NV	3,776	170,125
Lotus Bakeries NV	92	729,827
MDxHealth S.A. (a) (d)	8,434	2,842
Melexis NV	5,164	508,270
Mithra Pharmaceuticals S.A. (a) (d)	506	1,100
Ontex Group NV (a) (d)	16,729	125,961
Orange Belgium S.A. (a)	4,348	65,942
Proximus SADP	28,286	210,784
Recticel S.A. (d)	13,170	156,655
Roularta Media Group NV	1,629	29,449
Shurgard Self Storage, Ltd	5,118	233,709
Sipef NV	1,593	98,555
Telenet Group Holding NV	8,880	199,882
TER Beke S.A.	148	12,919
Tessenderlo Group S.A. (d)	5,859	191,898
Van de Velde NV	1,970	71,018
VGP NV (d)	1,667	163,356
Viohalco S.A.	26,609	169,847
X-Fab Silicon Foundries SE (a)	14,349	155,378

		8,517,631

Cambodia—0.0%
NagaCorp, Ltd. (a)	254,719	134,844

Canada—11.4%
5N Plus, Inc. (a)	33,732	83,009
Absolute Software Corp. (d)	1,711	19,580
Acadian Timber Corp. (d)	3,800	48,248
Advantage Energy, Ltd. (a)	51,525	336,434
Aecon Group, Inc.	17,346	161,970
AG Growth International, Inc. (d)	5,820	222,608
AGF Management, Ltd. - Class B	19,644	116,552
Aimia, Inc. (a) (d)	24,635	61,367
AirBoss of America Corp. (d)	3,761	19,447
Alamos Gold, Inc. - Class A (d)	106,298	1,266,188

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Alaris Equity Partners Income (d)	5,355	$61,240
Algoma Central Corp.	4,710	53,864
Altius Minerals Corp. (d)	12,660	209,288
Altus Group, Ltd. (d)	11,988	397,534
Americas Gold And Silver Corp. (a) (d)	4,400	1,544
Amerigo Resources, Ltd. (d)	35,000	40,687
Andlauer Healthcare Group, Inc.	2,269	76,219
Andrew Peller, Ltd. - Class A (d)	11,417	35,335
Aritzia, Inc. (a) (d)	24,317	675,131
Ascot Resources, Ltd. (a) (d)	16,500	6,477
Atco, Ltd. - Class I	19,446	578,940
Athabasca Oil Corp. (a) (d)	144,824	313,753
ATS Corp. (a)	23,133	1,064,319
Aurora Cannabis, Inc. (a)	8,729	4,667
AutoCanada, Inc. (a) (d)	6,928	100,514
B2Gold Corp. (d)	290,751	1,037,500
Badger Infrastructure Solutions, Ltd.	9,962	202,286
Ballard Power Systems, Inc. (a) (d)	37,678	164,276
Baytex Energy Corp. (a) (d)	136,747	445,931
Birchcliff Energy, Ltd. (d)	71,688	424,257
Bird Construction, Inc.	18,612	118,577
Black Diamond Group, Ltd. (d)	19,812	90,479
BlackBerry, Ltd. (a)	98,259	543,372
BMTC Group, Inc.	5,387	65,063
Bombardier, Inc. - Class A (a)	584	28,813
Bombardier, Inc. - Class B (a) (d)	20,573	1,014,246
Boralex, Inc. - Class A (d)	25,118	683,907
Boyd Group Services, Inc.	5,283	1,007,947
Bridgemarq Real Estate Services	3,500	39,075
Brookfield Infrastructure Corp. - Class A	3,980	181,492
Calian Group, Ltd. (d)	2,846	132,187
Canaccord Genuity Group, Inc.	30,012	189,168
Canada Goose Holdings, Inc. (a) (d)	9,656	171,877
Canada Goose Holdings, Inc. (a)	4,869	86,666
Canadian Western Bank	25,085	468,089
Canfor Corp. (a)	16,241	291,535
Canfor Pulp Products, Inc. (a)	11,097	17,088
Capital Power Corp. (d)	31,332	995,718
Capstone Copper Corp. (a)	122,839	557,284
Cardinal Energy, Ltd. (d)	32,459	161,223
Cascades, Inc. (d)	22,326	197,011
Celestica, Inc. (a) (d)	27,693	401,990
Centerra Gold, Inc.	50,985	305,583
CES Energy Solutions Corp. (d)	84,181	166,487
CI Financial Corp. (d)	47,012	533,731
Clairvest Group, Inc.	200	12,458
Cogeco Communications, Inc. (d)	3,980	212,377
Cogeco, Inc.	1,609	67,858
Colliers International Group, Inc.	4,312	423,357
Computer Modelling Group, Ltd.	28,920	145,391
Corby Spirit and Wine, Ltd. (d)	3,957	42,415
Corus Entertainment, Inc. - B Shares	61,870	61,181
Crescent Point Energy Corp. (d)	149,673	1,007,599
Crew Energy, Inc. (a) (d)	41,970	172,347
Cronos Group, Inc. (a)	15,221	29,985
Definity Financial Corp.	4,790	127,095
Denison Mines Corp. (a) (d)	231,048	289,519

Canada—(Continued)
Dexterra Group, Inc.	11,442	49,577
Doman Building Materials Group, Ltd. (d)	19,304	95,445
Dorel Industries, Inc. - Class B (a) (d)	8,626	29,887
DREAM Unlimited Corp. - Class A (d)	7,503	116,842
Dundee Precious Metals, Inc.	45,872	302,985
Dye & Durham, Ltd.	2,329	31,839
E-L Financial Corp., Ltd.	677	473,453
ECN Capital Corp. (d)	39,318	79,244
Eldorado Gold Corp. (a)	51,016	516,418
Element Fleet Management Corp.	6,183	94,186
Endeavour Silver Corp. (a) (d)	34,348	99,822
Enerflex, Ltd.	29,289	199,424
Enerplus Corp. (d)	5,324	77,038
Enerplus Corp.	56,230	814,958
Enghouse Systems, Ltd.	12,678	308,062
Ensign Energy Services, Inc. (a)	39,626	56,534
EQB, Inc.	8,098	427,900
Equinox Gold Corp. (a) (d)	27,871	127,649
Equinox Gold Corp. (a)	28,628	131,173
ERO Copper Corp. (a) (d)	13,490	272,906
Evertz Technologies, Ltd.	8,149	84,581
Exchange Income Corp.	4,751	187,960
Exco Technologies, Ltd. (d)	7,732	46,576
Extendicare, Inc. (d)	23,362	125,738
Fiera Capital Corp. (d)	22,157	108,046
Finning International, Inc.	39,332	1,209,873
Firm Capital Mortgage Investment Corp. (d)	9,574	73,788
First Majestic Silver Corp. (d)	9,430	53,280
First Majestic Silver Corp.	45,160	255,330
First Mining Gold Corp. (a) (d)	50,000	6,416
First National Financial Corp.	4,907	140,645
Fission Uranium Corp. (a) (d)	114,725	52,827
Fortuna Silver Mines, Inc. (a) (d)	79,418	258,382
Freehold Royalties, Ltd. (d)	35,012	355,208
Galiano Gold, Inc. (a) (d)	23,027	13,906
Gamehost, Inc.	4,952	35,138
GDI Integrated Facility Services, Inc. (a)	3,200	100,777
Gibson Energy, Inc. (d)	40,325	634,059
Goeasy, Ltd.	3,895	325,125
GoGold Resources, Inc. (a) (d)	28,473	32,670
GoldMoney, Inc. (a) (d)	2,199	14,890
Guardian Capital Group, Ltd. - Class A	5,600	177,543
Hanfeng Evergreen, Inc. (a) (b) (c)	12,100	0
Headwater Exploration, Inc. (d)	38,821	186,083
Heroux-Devtek, Inc. (a) (d)	9,253	107,146
High Liner Foods, Inc. (d)	6,007	63,074
Home Capital Group, Inc. (d)	14,784	481,101
HudBay Minerals, Inc. (d)	84,923	407,066
IAMGOLD Corp. (a) (d)	5,500	14,465
IAMGOLD Corp. (a)	118,555	314,118
Imperial Metals Corp. (a) (d)	19,966	27,882
Information Services Corp. (d)	2,900	46,387
Innergex Renewable Energy, Inc. (d)	35,108	327,030
InPlay Oil Corp. (d)	5,900	11,001
Interfor Corp. (a)	13,232	249,508
International Petroleum Corp. (a)	17,308	141,770
International Tower Hill Mines, Ltd. (a)	21,604	8,969

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Invesque, Inc. (a)	9,800	$7,840
Jamieson Wellness, Inc.	12,357	279,927
Journey Energy, Inc. (a)	100	413
K-Bro Linen, Inc.	3,219	76,104
K92 Mining, Inc. (a)	27,548	119,570
Karora Resources, Inc. (a)	28,791	88,019
Kelt Exploration, Ltd. (a) (d)	46,751	197,274
Keyera Corp.	3,390	78,177
Kinaxis, Inc. (a)	1,175	167,902
Knight Therapeutics, Inc. (a)	27,915	104,095
KP Tissue, Inc. (d)	1,400	10,832
Labrador Iron Ore Royalty Corp. (d)	16,600	389,453
Largo, Inc. (a) (d)	8,317	35,283
Lassonde Industries, Inc. - Class A	900	71,035
Laurentian Bank of Canada	11,504	287,090
Leon’s Furniture, Ltd.	7,239	119,944
Lightspeed Commerce, Inc. (a)	28,006	473,862
Lightstream Resources, Ltd. (a) (b) (c)	108,373	0
Linamar Corp.	11,544	606,675
Logan Energy Corp. (a)	4,225	0
Logistec Corp. - Class B	600	28,991
Lucara Diamond Corp. (a) (d)	110,136	38,243
Lundin Gold, Inc.	11,400	136,396
MAG Silver Corp. (a)	7,165	79,818
Magellan Aerospace Corp.	5,794	36,476
Mainstreet Equity Corp. (a)	1,561	155,540
Major Drilling Group International, Inc. (a)	24,677	170,257
Manitok Energy, Inc. (a) (b) (c)	122	0
Maple Leaf Foods, Inc. (d)	26,200	511,837
Martinrea International, Inc.	23,101	231,054
Maxim Power Corp. (a)	2,800	10,061
MDF Commerce, Inc. (a) (d)	4,176	11,002
Medical Facilities Corp.	9,161	57,328
MEG Energy Corp. (a)	56,694	898,716
Melcor Developments, Ltd.	3,120	26,731
Methanex Corp.	14,040	580,835
Methanex Corp.	1,300	53,717
Morguard Corp.	1,400	107,794
Mountain Province Diamonds, Inc. (a)	1,600	562
MTY Food Group, Inc. (d)	5,720	261,615
Mullen Group, Ltd.	23,154	265,316
Neo Performance Materials, Inc. (d)	4,300	26,616
New Gold, Inc. (a)	172,247	187,232
NFI Group, Inc. (d)	13,975	120,471
North American Construction Group, Ltd.	10,441	199,796
North West Co., Inc. (The)	13,971	331,149
Nuvei Corp. (a)	4,434	131,069
NuVista Energy, Ltd. (a)	47,717	382,528
Obsidian Energy, Ltd. (a) (d)	5,354	31,214
Onex Corp. (d)	6,780	374,480
Organigram Holdings, Inc. (a)	36,998	14,429
Orla Mining, Ltd. (a) (d)	25,466	106,957
Osisko Gold Royalties, Ltd.	42,611	654,891
Osisko Mining, Inc. (a)	54,809	133,221
Pan American Silver Corp. (d)	18,187	264,963
Paramount Resources, Ltd. - Class A	19,290	419,364
Parex Resources, Inc.	34,059	682,851

Canada—(Continued)
Park Lawn Corp. (d)	9,456	173,666
Parkland Corp.	42,466	1,057,843
Pason Systems, Inc.	24,116	209,166
Peyto Exploration & Development Corp. (d)	52,091	430,962
PHX Energy Services Corp. (d)	12,350	56,494
Pizza Pizza Royalty Corp.	6,998	78,234
Polaris Renewable Energy, Inc.	5,300	57,011
Pollard Banknote, Ltd. (d)	2,690	52,389
PolyMet Mining Corp. (a)	3,835	3,011
PrairieSky Royalty, Ltd. (d)	56,452	986,925
Precision Drilling Corp. (a) (d)	3,794	185,211
Premium Brands Holdings Corp.	11,855	935,424
Primo Water Corp. (d)	43,505	545,147
Pulse Seismic, Inc. (d)	13,500	17,222
Quarterhill, Inc. (d)	37,345	41,581
Questerre Energy Corp. - Class A (a) (d)	83,569	13,247
Real Matters, Inc. (a) (d)	25,451	116,424
RF Capital Group ,Inc. (a) (d)	1,730	12,328
Richelieu Hardware, Ltd.	14,790	467,787
Rogers Sugar, Inc. (d)	35,106	152,906
Russel Metals, Inc.	22,122	612,853
Sandstorm Gold, Ltd.	3,256	16,689
Savaria Corp.	10,600	135,226
Seabridge Gold, Inc. (a)	12,210	147,131
Secure Energy Services, Inc. (d)	69,364	331,963
Shawcor, Ltd. (a)	21,791	315,166
Sienna Senior Living, Inc. (d)	22,176	192,842
SilverCrest Metals, Inc. (a) (d)	11,918	69,821
Sleep Country Canada Holdings, Inc.	11,404	247,148
SNC-Lavalin Group, Inc.	45,239	1,186,681
SNDL, Inc. (a)	11,204	15,349
Spartan Delta Corp.	4,225	15,149
Spin Master Corp.	8,748	231,453
Sprott, Inc.	6,042	195,615
SSR Mining, Inc. (d)	52,693	747,387
Stelco Holdings, Inc.	9,844	321,161
Stella-Jones, Inc.	16,794	864,832
Steppe Gold, Ltd. (a) (d)	6,300	4,090
SunOpta, Inc. (a) (d)	24,892	166,479
Superior Plus Corp. (d)	46,786	335,157
Surge Energy, Inc. (d)	12,100	64,302
Tamarack Valley Energy, Ltd. (d)	85,898	208,139
Taseko Mines, Ltd. (a) (d)	93,786	134,511
TECSYS, Inc.	172	3,617
TeraGo, Inc. (a) (d)	4,100	6,314
TerraVest Industries, Inc. (d)	1,600	35,025
Tidewater Midstream and Infrastructure, Ltd. (d)	79,200	55,899
Timbercreek Financial Corp. (d)	23,751	133,569
Torex Gold Resources, Inc. (a)	27,594	392,013
Total Energy Services, Inc.	11,886	78,866
TransAlta Corp.	67,178	628,803
TransAlta Renewables, Inc.	28,608	245,751
Transcontinental, Inc. - Class A	19,220	212,693
Trevali Mining Corp. (a) (b) (c)	9,060	0
Trican Well Service, Ltd.	66,213	176,435
Tricon Residential, Inc. (d)	63,428	559,229
Triple Flag Precious Metals Corp.	3,866	53,252

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Canada—(Continued)
Trisura Group, Ltd. (a)	10,823	$306,941
Uni-Select, Inc. (a)	13,271	471,335
Vecima Networks, Inc.	2,500	33,119
Vermilion Energy, Inc. (d)	33,426	416,832
Vermilion Energy, Inc.	11,128	138,544
VersaBank (d)	2,000	15,097
Wajax Corp. (d)	7,185	135,266
Wesdome Gold Mines, Ltd. (a)	43,307	225,566
Western Forest Products, Inc. (d)	105,262	82,636
Westshore Terminals Investment Corp. (d)	14,870	350,661
Whitecap Resources, Inc. (d)	51,977	363,712
WildBrain, Ltd. (a) (d)	49,540	59,459
Winpak, Ltd.	8,452	262,923
Yellow Pages, Ltd. (d)	4,891	46,039
Zenith Capital Corp. (a) (b) (c)	12,830	1,283

		58,733,071

China—0.2%
AustAsia Group, Ltd. (a)	19,734	7,716
Bund Center Investment, Ltd.	107,700	37,429
China Gold International Resources Corp., Ltd. (d)	79,013	298,815
China Sunsine Chemical Holdings, Ltd.	70,000	21,297
CITIC Telecom International Holdings, Ltd.	438,000	167,903
First Sponsor Group, Ltd.	9,490	8,701
Fountain SET Holdings, Ltd. (a)	280,000	23,245
Guotai Junan International Holdings, Ltd.	806,600	60,818
KRP Development Holdings, Ltd. (a)	35,000	5,147
Neo-Neon Holdings, Ltd. (a)	322,500	17,286
SITC International Holdings Co., Ltd.	78,000	143,157
Theme International Holdings, Ltd. (a)	170,000	19,154
TI Fluid Systems plc	24,645	42,967
Yangzijiang Shipbuilding Holdings, Ltd.	126,600	140,649

		994,284

Colombia—0.0%
Canacol Energy Ltd. (d)	7,932	63,049
Frontera Energy Corp. (a)	10,147	84,332
Gran Tierra Energy, Inc. (a) (d)	11,221	54,887

		202,268

Denmark—2.7%
ALK Abello A/S (a)	35,460	387,377
Alm Brand A/S	239,330	375,448
Ambu A/S - Class B (a)	18,846	308,275
Bang & Olufsen A/S (a)	30,627	47,433
Bavarian Nordic A/S (a) (d)	20,257	575,743
Better Collective A/S (a)	4,469	92,388
Brodrene Hartmann A/S (a)	653	26,701
cBrain A/S (d)	939	21,357
Chemometec A/S (a)	3,943	270,049
Columbus A/S	20,865	20,120
D/S Norden A/S	5,677	283,135
DFDS A/S	9,415	343,070
FLSmidth & Co. A/S (d)	12,789	618,647
GN Store Nord AS (a)	17,034	425,616

Denmark—(Continued)
H Lundbeck A/S	42,029	200,146
H+H International A/S - Class B (a)	4,441	53,169
Harboes Bryggeri A/S - Class B (a)	1,454	15,634
ISS A/S	36,366	770,770
Jeudan A/S	2,360	88,896
Jyske Bank A/S (a)	13,212	1,004,820
Matas A/S	9,436	139,077
Netcompany Group A/S (a) (d)	7,774	321,667
Nilfisk Holding A/S (a)	3,340	61,584
NKT A/S (a) (d)	9,347	566,535
NKT A/S (a) (d)	2,335	141,528
NNIT A/S (a)	2,656	31,117
North Media A/S (d)	679	6,273
NTG Nordic Transport Group A/S - Class A (a)	2,706	171,070
Parken Sport & Entertainment A/S	2,351	37,243
PER Aarsleff Holding A/S	5,304	261,167
Ringkjoebing Landbobank A/S	7,671	1,099,699
Rockwool International A/S - B Shares	662	171,190
Royal Unibrew A/S	13,170	1,177,821
RTX A/S (a) (d)	2,486	39,401
Scandinavian Tobacco Group A/S - Class A	16,637	276,911
Schouw & Co. A/S	3,672	290,195
SimCorp A/S	7,202	763,103
Solar A/S - B Shares	1,534	113,512
SP Group A/S	716	27,584
Spar Nord Bank A/S	23,405	366,220
Sparekassen Sjaelland-Fyn A/S	1,358	37,305
Sydbank A/S	16,079	743,431
TCM Group A/S (a)	502	4,886
Tivoli A/S (d)	844	94,754
Topdanmark A/S	11,821	581,409
UIE plc	6,060	160,781
Vestjysk Bank A/S (d)	23,730	12,411
Zealand Pharma A/S (a)	8,958	321,418

		13,948,086

Faeroe Islands—0.0%
BankNordik P/F	1,109	23,248

Finland—2.2%
Aktia Bank Oyj	14,048	142,620
Alma Media Oyj	10,487	105,569
Anora Group Oyj	1,398	7,505
Apetit Oyj	1,205	15,911
Aspo Oyj	7,386	56,263
Atria Oyj	3,290	38,126
Bittium Oyj (d)	8,034	36,911
Cargotec Oyj - B Shares	10,991	603,561
Caverion Oyj	7,550	70,288
Citycon Oyj (a)	21,486	136,471
Digia Oyj	6,625	43,075
Enento Group Oyj (a)	3,892	89,497
eQ Oyj	382	7,128
F-Secure Oyj	26,373	67,208
Finnair Oyj (a)	272,008	167,822
Fiskars Oyj Abp	6,971	117,738

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—(Continued)
Harvia Oyj (d)	2,955	$74,523
HKScan Oyj - A Shares (a)	6,704	5,610
Huhtamaki Oyj (d)	22,314	732,945
Ilkka Oyj	5,725	20,557
Kamux Corp. (d)	4,328	25,657
Kemira Oyj	28,960	461,088
Kojamo Oyj	26,601	250,174
Konecranes Oyj	16,247	653,178
Lassila & Tikanoja Oyj	8,464	92,068
Marimekko Oyj	1,890	18,744
Metsa Board Oyj - Class B	38,917	287,459
Musti Group Oyj (a)	5,196	101,588
Nokian Renkaat Oyj	31,881	277,955
Olvi Oyj - A Shares	4,019	127,386
Oriola Oyj	4,196	6,147
Oriola-KD Oyj - B Shares	32,135	45,129
Orion Oyj - Class A	7,027	297,499
Orion Oyj - Class B	14,294	593,166
Outokumpu Oyj	95,330	509,645
Ponsse Oyj	3,208	112,128
QT Group Oyj (a)	2,738	228,724
Raisio Oyj - V Shares	35,039	78,292
Rapala VMC Oyj	8,902	35,216
Revenio Group Oyj	5,309	183,826
Sanoma Oyj	20,268	146,828
Stockmann Oyj Abp - B Shares (a)	3,752	8,400
Talenom Oyj	2,085	16,558
Teleste Oyj (a)	2,149	8,606
Terveystalo Oyj	14,772	133,295
TietoEVRY Oyj	22,579	623,224
Tokmanni Group Corp.	13,877	181,078
Uponor Oyj	17,933	560,975
Vaisala Oyj - A Shares	5,709	262,586
Valmet Oyj (d)	46,155	1,284,294
Wartsila Oyj Abp	93,038	1,048,250
WithSecure Oyj (a)	26,373	33,691
YIT Oyj	36,175	84,389

		11,316,571

France—5.0%
ABC Arbitrage	2,865	18,605
AKWEL	2,629	38,708
ALD S.A.	29,256	313,628
Altamir (d)	7,426	224,547
Alten S.A. (a)	6,873	1,083,188
Arkema S.A.	3,311	312,325
Assystem S.A.	1,779	92,036
Atos SE (a)	18,990	270,944
Aubay	1,573	81,724
Axway Software S.A.	2,132	48,388
Bastide le Confort Medical (a)	938	29,296
Beneteau S.A.	15,076	254,978
Bigben Interactive (d)	4,507	26,207
Boiron S.A.	1,382	59,137
Bonduelle SCA	4,120	49,942
Burelle S.A.	72	34,486

France—(Continued)
Casino Guichard Perrachon S.A. (a) (d)	6,946	30,898
Catana Group (d)	2,793	21,356
CBo Territoria	2,864	11,187
Cegedim S.A. (a) (d)	2,295	53,623
CGG S.A. (a)	189,243	143,832
Chargeurs S.A.	5,575	67,461
Cie des Alpes	6,924	104,610
Cie Plastic Omnium S.A.	15,132	266,197
Clariane SE (d)	19,303	140,449
Coface S.A.	31,535	435,119
Derichebourg S.A.	22,712	126,309
Ekinops SAS (a)	1,670	14,457
Electricite de Strasbourg S.A. (d)	329	31,232
Elior Group S.A. (a)	29,385	84,171
Elis S.A. (d)	50,853	988,563
Equasens	582	53,785
Eramet S.A.	2,619	239,604
Esso S.A. Francaise (a) (d)	753	41,033
Etablissements Maurel et Prom	12,067	51,415
Eurazeo S.E.	9,383	660,498
Eutelsat Communications S.A. (d)	47,151	308,123
Exail Technologies S.A. (a) (d)	395	7,722
Exel Industries - A Shares	618	33,523
Fnac Darty S.A. (d)	4,015	150,385
Foraco International S.A. (a)	17,535	22,767
Forvia (a)	34,097	804,288
Gaztransport Et Technigaz S.A.	5,849	595,596
GEA (d)	165	17,014
Genfit S.A. (a) (d)	3,254	12,425
GL Events (a)	3,124	67,280
Groupe Crit	1,062	85,765
Guerbet	1,201	22,305
Guillemot Corp.	770	5,630
Haulotte Group S.A. (d)	5,337	18,365
ID Logistics Group (a)	796	234,638
Imerys S.A. (d)	7,588	295,806
Infotel S.A.	342	21,503
Interparfums S.A.	2,436	173,680
IPSOS	13,160	732,137
Jacquet Metals S.A.	2,954	61,274
JCDecaux S.E. (a)	13,978	277,122
Kaufman & Broad S.A.	3,970	117,481
La Francaise des Jeux SAEM	4,618	181,825
Laurent-Perrier	1,255	176,664
Lectra	3,619	107,823
LISI (d)	1,686	48,393
LNA Sante S.A. (d)	1,534	48,209
Lumibird (a)	562	9,075
Maisons du Monde S.A. (a) (d)	7,475	75,234
Manitou BF S.A. (d)	3,242	86,712
Mersen S.A.	7,440	337,313
Metropole Television S.A.	6,596	93,459
Nacon S.A. (a) (d)	2,027	4,382
Neoen S.A.	9,011	285,390
Nexans S.A.	6,166	535,082
Nexity S.A.	9,433	190,619
Nicox (a)	1,834	987

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

France—(Continued)
NRJ Group	9,690	$72,792
Oeneo S.A. (d)	3,143	47,844
OL Groupe S.A. (a)	3,273	10,607
Plastiques Du Val De Loire (a) (d)	1,576	5,643
Prodways Group S.A. (a) (d)	658	1,169
Quadient S.A.	9,003	185,325
Rallye S.A. (a) (d)	9,791	6,038
Recylex S.A. (a) (b) (c)	3,335	0
Rexel S.A.	53,419	1,320,841
Robertet S.A.	19	17,287
Rothschild & Co.	8,416	427,504
Rubis SCA	22,814	554,058
Samse S.A. (d)	107	22,831
Savencia S.A.	1,728	109,771
SCOR SE	40,311	1,184,947
SEB S.A.	3,651	377,483
Seche Environnement S.A.	1,198	147,959
SMCP S.A. (a)	1,230	10,729
Societe BIC S.A.	5,989	343,356
Societe LDC S.A.	211	26,714
Societe pour l’Informatique Industrielle	1,887	110,990
Soitec (a)	5,577	943,371
Solocal Group (a) (d)	33,527	4,819
Sopra Steria Group SACA	4,352	868,318
SPIE S.A.	33,854	1,094,683
STEF S.A.	1,051	124,761
Sword Group	1,364	61,061
Synergie SE	3,366	117,907
Technicolor Creative Studios S.A. (a)	29,526	1,098
Technip Energies NV	29,181	671,810
Television Francaise 1	9,749	66,965
Thermador Groupe	1,800	161,882
Tikehau Capital SCA (d)	7,508	185,604
Totalenergies EP Gabon	324	64,437
Trigano S.A.	2,762	396,071
UBISOFT Entertainment S.A. (a)	18,776	530,724
Valeo	49,990	1,072,650
Vallourec S.A. (a)	36,022	425,254
Vantiva S.A. (a) (d)	29,526	6,827
Verallia S.A.	15,618	586,384
Vetoquinol S.A.	644	64,231
Vicat S.A.	4,477	142,238
VIEL & Cie S.A.	4,205	34,872
Vilmorin & Cie S.A.	1,494	102,052
Virbac S.A.	1,006	297,301
Voltalia S.A. (a) (d)	1,924	30,625
Vranken-Pommery Monopole S.A.	958	19,340
Wavestone	1,052	57,529

		25,866,636

Georgia—0.1%
Bank of Georgia Group plc	13,336	495,545

Germany—5.8%
1&1 AG (d)	13,083	144,025
7C Solarparken AG	12,415	50,470

Germany—(Continued)
Adesso SE (d)	561	75,810
Adtran Networks SE (a)	908	19,599
All for One Group SE	498	22,732
Allgeier SE (d)	2,942	81,047
Amadeus Fire AG	1,059	129,297
Atoss Software AG	1,110	251,443
Aurubis AG	9,514	815,201
Auto1 Group SE (a) (d)	9,285	86,203
Basler AG (d)	3,660	68,291
BayWa AG (d)	4,390	180,976
BayWa AG	305	17,166
Bechtle AG	18,311	725,534
Bertrandt AG	2,127	113,710
Bijou Brigitte AG	1,351	72,680
Bilfinger SE	10,033	389,884
Borussia Dortmund GmbH & Co. KGaA (a)	26,685	127,068
CANCOM SE	10,426	315,576
CECONOMY AG (a)	47,148	118,287
CENIT AG	3,413	48,060
Cewe Stiftung & Co. KGaA	1,828	181,894
CompuGroup Medical SE & Co. KgaA	7,186	353,489
CropEnergies AG	9,235	100,961
CTS Eventim AG & Co. KGaA	12,005	758,151
Data Modul AG	138	9,036
Dermapharm Holding SE	3,703	183,012
Deutsche Beteiligungs AG	4,577	144,355
Deutsche Pfandbriefbank AG (d)	43,005	314,654
Deutz AG	26,653	156,550
DIC Asset AG (d)	13,461	74,747
Dr. Hoenle AG (a) (d)	2,084	52,492
Draegerwerk AG & Co. KGaA	1,062	43,571
Duerr AG	15,842	512,407
DWS Group GmbH & Co. KGaA	1,247	38,180
Eckert & Ziegler AG	4,645	184,424
Elmos Semiconductor SE	1,458	119,709
ElringKlinger AG	8,918	80,257
Encavis AG (a) (d)	28,569	468,320
Energiekontor AG	1,621	124,043
EuroEyes International Eye Clinic, Ltd. - Class C	10,000	6,152
Evotec SE (a) (d)	6,989	157,106
Fielmann AG	6,684	355,877
Flatexdegiro AG (a)	7,334	72,692
FORTEC Elektronik AG	253	7,818
Fraport AG Frankfurt Airport Services Worldwide (a)	8,815	469,925
Freenet AG	33,937	851,204
Fuchs Petrolub SE (d)	8,457	270,821
GEA Group AG	1,116	46,640
Gerresheimer AG	9,767	1,098,721
Gesco SE	2,953	79,651
GFT Technologies SE	5,130	144,398
Grand City Properties S.A.	31,748	248,952
GRENKE AG	1,003	29,218
H&R GmbH & Co. KGaA	4,195	23,825
Hamburger Hafen und Logistik AG	8,624	107,432
Hawesko Holding S.E.	223	9,307
Heidelberger Druckmaschinen AG (a) (d)	84,200	131,452
HelloFresh SE (a) (d)	14,576	360,409

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
Hensoldt AG	8,436	$276,885
HOCHTIEF AG	5,762	497,790
Hornbach Holding AG & Co. KGaA	2,658	209,534
Hugo Boss AG	19,116	1,492,216
Hypoport SE (a)	598	109,288
Indus Holding AG	6,490	182,662
Init Innovation in Traffic Systems SE	1,794	58,141
Instone Real Estate Group SE	9,568	57,219
IVU Traffic Technologies AG	1,432	23,738
Jenoptik AG	16,935	581,382
JOST Werke SE	2,840	153,657
K&S AG (d)	39,216	682,688
KION Group AG	5,999	241,230
Kloeckner & Co. SE	21,296	224,946
Koenig & Bauer AG (a)	4,373	90,641
Krones AG	4,712	571,452
KSB SE & Co. KGaA	82	52,370
KWS Saat SE & Co. KGaA (d)	3,725	228,825
LANXESS AG	22,664	682,433
LEG Immobilien SE (a)	1,404	80,633
Leifheit AG	2,964	62,661
Manz AG (a) (d)	1,272	26,426
Medigene AG (a) (d)	2,446	5,030
METRO AG (a) (d)	25,342	205,724
MLP SE	22,156	138,037
Nagarro SE (a) (d)	2,942	255,983
New Work SE	895	120,482
Nexus AG	3,123	192,556
Nordex SE (a) (d)	19,465	236,346
Norma Group SE	10,781	199,054
OHB SE	1,607	56,014
PATRIZIA SE	15,140	180,130
Pfeiffer Vacuum Technology AG	1,244	202,259
PNE AG (d)	9,395	145,151
Progress-Werk Oberkirch AG	822	24,951
ProSiebenSat.1 Media SE (a)	57,073	531,987
PSI Software AG	4,019	144,096
Puma SE	2,061	123,940
PVA TePla AG (a)	2,716	56,356
q.beyond AG (a)	24,973	17,777
R Stahl AG (a)	1,594	38,333
Rational AG	140	101,292
SAF-Holland SE	9,928	138,728
Salzgitter AG	10,956	396,083
Scout24 SE	2,656	168,364
Secunet Security Networks AG (d)	391	92,770
SGL Carbon SE (a) (d)	8,945	82,295
Siltronic AG	4,688	358,098
Sirius Real Estate, Ltd.	213,438	231,538
Sixt SE (d)	4,289	513,884
SMA Solar Technology AG (a) (d)	2,279	278,273
Software AG (d)	16,206	563,365
Softwareone Holding AG (a) (d)	16,598	329,860
Stabilus SE	6,982	419,512
STRATEC SE (d)	1,553	107,499
Stroeer SE & Co. KGaA (a)	8,363	406,334
Suedzucker AG	21,506	383,168

Germany—(Continued)
Surteco Group SE	2,209	46,524
SUSE S.A. (a)	611	8,606
Suss Microtec SE	6,216	165,142
Synlab AG	2,964	29,271
TAG Immobilien AG (a)	52,366	494,871
Takkt AG	11,656	177,142
TeamViewer SE (a)	34,398	552,066
Technotrans SE	2,191	62,152
ThyssenKrupp AG	103,727	811,154
TUI AG (a)	4,243	30,152
United Internet AG	4,445	62,588
Varta AG (a) (d)	2,851	58,435
VERBIO Vereinigte BioEnergie AG (d)	6,932	278,983
Vitesco Technologies Group AG - Class A (a)	2,649	218,131
Vossloh AG	3,146	140,737
Wacker Neuson SE	8,944	216,617
Washtec AG	3,673	143,694
Westwing Group SE (a)	1,155	10,869
Wuestenrot & Wuerttembergische AG	4,932	84,452
Zeal Network SE	1,619	60,945

		29,909,528

Ghana—0.0%
Tullow Oil plc (a) (d)	415,488	148,959

Greece—0.0%
Okeanis Eco Tankers Corp. (a)	983	21,154

Greenland—0.0%
Gronlandsbanken A/S	140	12,617

Guernsey, Channel Islands—0.0%
Raven Property Group, Ltd. (a) (b) (c)	112,611	0

Hong Kong—2.0%
Aceso Life Science Group, Ltd. (a)	1,001,000	13,413
Aeon Credit Service Asia Co., Ltd.	44,000	30,672
Aidigong Maternal & Child Health, Ltd. (a)	180,000	8,287
Allied Group, Ltd.	382,000	79,120
APAC Resources, Ltd.	84,990	11,714
Apollo Future Mobility Group, Ltd. (a)	348,000	6,959
Applied Development Holdings, Ltd. (a)	390,000	4,878
Asia Financial Holdings, Ltd.	88,000	36,049
Asia Standard International Group, Ltd. (a)	296,000	22,665
ASMPT, Ltd.	62,100	613,492
Associated International Hotels, Ltd.	14,000	13,936
Bank of East Asia, Ltd. (The)	85,823	118,667
Bel Global Resources Holdings, Ltd. (a) (b) (c)	520,000	0
BOCOM International Holdings Co., Ltd.	117,000	6,203
Brightoil Petroleum Holdings, Ltd. (a) (b) (c)	591,000	0
Build King Holdings, Ltd.	160,000	20,885
Burwill Holdings, Ltd. (a) (b) (c)	1,566,000	0
C-Mer Eye Care Holdings, Ltd. (a)	74,000	35,766
Cadeler A/S (a)	3,200	13,397
Cafe de Coral Holdings, Ltd.	94,000	120,913
Century City International Holdings, Ltd. (a) (b) (c)	616,000	22,851

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Chen Hsong Holdings	150,000	$31,012
Cheuk Nang Holdings, Ltd.	108,566	26,324
Chevalier International Holdings, Ltd.	75,139	63,862
China Baoli Technologies Holdings, Ltd. (a)	2,850	223
China Best Group Holding, Ltd. (a)	45,000	1,534
China Energy Development Holdings, Ltd. (a)	3,376,000	37,056
China Motor Bus Co., Ltd.	4,800	43,293
China Solar (a) (b) (c)	162,000	0
China Star Entertainment, Ltd. (a)	378,000	35,598
Chinese Estates Holdings, Ltd. (a)	151,000	45,553
Chinney Investment, Ltd.	8,000	1,154
Chow Sang Sang Holdings International, Ltd.	94,000	104,944
Chuang’s China Investments, Ltd.	511,500	13,266
Chuang’s Consortium International, Ltd.	382,357	25,405
CK Life Sciences International Holdings, Inc.	304,000	29,508
CMBC Capital Holdings, Ltd.	19,000	3,300
CNT Group, Ltd.	246,000	10,360
Convenience Retail Asia, Ltd.	36,000	3,861
Convoy, Inc. (a) (b) (c)	1,314,000	5,249
Cowell e Holdings, Inc. (a) (d)	39,000	72,297
Crystal International Group, Ltd.	29,500	9,078
CSC Holdings Ltd. (a)	4,927,500	22,117
CSI Properties, Ltd.	2,274,023	41,193
Dah Sing Banking Group, Ltd.	112,271	83,861
Dah Sing Financial Holdings, Ltd.	41,460	103,641
Dickson Concepts International, Ltd.	87,500	48,026
DMX Technologies Group, Ltd. (a) (b) (c)	186,000	0
Dynamic Holdings, Ltd.	20,000	27,880
Eagle Nice International Holdings, Ltd.	80,000	44,776
EC Healthcare	59,000	31,475
EcoGreen International Group, Ltd. (a) (b) (c)	118,800	5,402
Emperor International Holdings, Ltd.	529,250	34,404
Emperor Watch & Jewellery, Ltd.	1,520,000	34,670
ENM Holdings, Ltd. (a)	412,000	27,326
Esprit Holdings, Ltd. (a)	504,275	38,674
Fairwood Holdings, Ltd.	26,500	38,764
Far East Consortium International, Ltd.	360,687	85,748
First Pacific Co., Ltd.	570,000	197,800
Fosun Tourism Group (a) (d)	14,400	13,627
G-Resources Group, Ltd.	123,180	29,253
Genting Hong Kong, Ltd. (a) (b) (c)	327,000	3,247
Get Nice Financial Group, Ltd.	104,000	8,500
Giordano International, Ltd.	322,000	100,829
Glorious Sun Enterprises, Ltd.	393,000	38,640
Gold Finance Holdings, Ltd. (a) (b) (c)	214,000	0
Gold Peak Technology Group Ltd. (a)	277,714	19,111
Golden Resources Development International, Ltd.	264,000	24,975
Good Resources Holdings, Ltd. (a) (b) (c)	420,000	0
GR Properties, Ltd. (a)	82,000	9,835
Great Eagle Holdings, Ltd.	49,491	96,669
Guoco Group, Ltd.	1,000	7,402
Haitong International Securities Group, Ltd. (a)	680,117	58,386
Hang Lung Group, Ltd.	176,000	267,443
Hanison Construction Holdings, Ltd.	148,009	20,798
Harbour Centre Development, Ltd. (a)	88,000	81,644
HK Electric Investments & HK Electric Investments, Ltd.	60,000	35,921
HKBN, Ltd.	167,500	90,494
HKR International, Ltd.	343,680	88,994

Hong Kong—(Continued)
Hon Kwok Land Investment Co., Ltd.	140,000	35,375
Hong Kong Economic Times Holdings, Ltd.	50,000	7,338
Hong Kong Ferry Holdings Co., Ltd.	39,000	27,490
Hong Kong Technology Venture Co., Ltd, (d)	96,000	54,829
Hongkong & Shanghai Hotels (The) (a)	95,902	84,642
Hongkong Chinese, Ltd.	510,000	27,348
Hsin Chong Group Holdings, Ltd. (a) (b) (c)	918,000	0
Hung Hing Printing Group, Ltd.	252,000	32,841
Hutchison Port Holdings Trust	1,123,200	217,326
Hutchison Telecommunications Hong Kong Holdings, Ltd.	366,000	58,109
Hysan Development Co., Ltd.	149,000	364,356
Imagi International Holdings, Ltd. (a)	90,112	3,507
International Housewares Retail Co., Ltd.	105,000	39,151
IPE Group, Ltd. (a)	285,000	18,003
IRC, Ltd. (a)	936,000	11,036
ITC Properties Group, Ltd.	182,746	22,353
Jacobson Pharma Corp., Ltd.	90,000	11,033
Johnson Electric Holdings, Ltd.	88,873	113,794
K Wah International Holdings, Ltd.	172,000	55,149
Kader Holdings Co., Ltd. (a)	104,000	5,043
Karrie International Holdings, Ltd.	140,000	13,236
Keck Seng Investments Hong Kong, Ltd.	72,000	22,623
Kerry Logistics Network, Ltd.	88,500	104,660
Kerry Properties, Ltd.	127,000	263,352
Kingmaker Footwear Holdings, Ltd.	102,000	10,153
Kowloon Development Co., Ltd.	124,000	127,975
Lai Sun Development Co., Ltd. (a)	111,919	20,441
Lai Sun Garment International, Ltd. (a)	194,634	33,780
Lam Soon Hong Kong, Ltd.	15,000	17,764
Langham Hospitality Investments and Langham Hospitality Investments, Ltd.	207,000	26,724
Lerthai Group (a) (b) (c)	18,000	0
Lippo China Resources, Ltd.	210,600	19,656
Lippo, Ltd. (a)	122,000	27,713
Liu Chong Hing Investment, Ltd.	78,000	59,170
Luk Fook Holdings International, Ltd.	81,000	207,837
Lung Kee Bermuda Holdings	90,000	22,434
Magnificent Hotel Investment, Ltd. (a)	1,310,000	19,124
Man Wah Holdings, Ltd.	240,800	161,375
Mandarin Oriental International, Ltd. (a)	67,000	110,482
Mason Group Holdings, Ltd. (a)	7,685,000	32,280
Matrix Holdings, Ltd.	36,000	10,337
Melco International Development, Ltd. (a)	105,000	97,819
MH Development, Ltd. (a) (b) (c)	124,000	0
Midland Holdings, Ltd. (a)	178,010	17,320
Miramar Hotel & Investment	51,000	75,305
Modern Dental Group, Ltd.	79,000	30,647
Nameson Holdings, Ltd.	130,000	8,206
National Electronic Holdings, Ltd.	182,600	18,875
Newocean Energy Holdings, Ltd. (a) (b) (c)	398,000	356
Nissin Foods Co., Ltd.	47,000	40,239
NWS Holdings, Ltd.	279,000	316,742
Oriental Watch Holdings	96,484	53,611
Oshidori International Holdings, Ltd. (a)	1,068,000	30,652
Pacific Andes International Holdings, Ltd. (a) (b) (c)	1,819,984	0
Pacific Basin Shipping, Ltd.	1,193,000	363,538
Pacific Century Premium Developments, Ltd. (a)	49,788	2,254

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Hong Kong—(Continued)
Pacific Textiles Holdings, Ltd.	266,000	$62,249
Paliburg Holdings, Ltd. (a) (b) (c)	208,000	42,092
Paradise Entertainment, Ltd. (a)	168,000	24,484
PC Partner Group, Ltd.	54,000	29,879
PCCW, Ltd.	576,582	299,145
Perfect Medical Health Management, Ltd.	108,000	53,684
Pico Far East Holdings, Ltd.	252,000	44,138
Playmates Holdings, Ltd.	460,000	36,957
PT International Development Co., Ltd. (a)	279,000	3,401
Public Financial Holdings, Ltd.	166,000	43,884
Realord Group Holdings, Ltd. (a)	20,000	15,855
Regal Hotels International Holdings, Ltd. (a)	126,000	53,062
Regina Miracle International Holdings, Ltd.	71,000	25,931
Samson Holding, Ltd.	146,000	4,379
SAS Dragon Holdings, Ltd.	140,000	57,887
SEA Holdings, Ltd.	63,896	14,678
Shangri-La Asia, Ltd. (a)	234,000	179,145
Shin Hwa World, Ltd. (a)	310,800	3,809
Shun Ho Property Investments, Ltd. (a)	21,615	3,172
Shun Tak Holdings, Ltd. (a)	379,500	59,689
Singamas Container Holdings, Ltd.	506,000	41,414
SmarTone Telecommunications Holdings, Ltd.	107,888	66,801
Soundwill Holdings, Ltd.	41,500	34,712
South China Holdings Co., Ltd. (a)	1,240,000	6,805
Stella International Holdings, Ltd.	141,000	133,310
Sun Hung Kai & Co., Ltd.	153,440	59,642
SUNeVision Holdings, Ltd.	176,000	90,052
TAI Cheung Holdings, Ltd.	192,000	90,046
Tan Chong International, Ltd.	63,000	13,668
Tao Heung Holdings, Ltd.	204,000	21,273
Television Broadcasts, Ltd. (a)	97,700	61,193
Texwinca Holdings, Ltd.	236,000	35,989
Tradelink Electronic Commerce, Ltd.	256,000	28,470
Transport International Holdings, Ltd.	65,760	83,177
United Laboratories International Holdings, Ltd. (The)	241,000	201,630
Up Energy Development Group Ltd. (a) (b) (c)	92,000	0
Upbest Group, Ltd.	16,000	1,164
Value Partners Group, Ltd. (d)	215,000	67,883
Valuetronics Holdings, Ltd.	89,790	35,930
Vedan International Holdings, Ltd. (a)	296,000	16,243
Vitasoy International Holdings, Ltd.	162,000	202,113
VPower Group International Holdings, Ltd. (a)	53,251	2,190
VSTECS Holdings, Ltd.	169,200	87,268
VTech Holdings, Ltd.	42,200	277,302
Wai Kee Holdings, Ltd. (a)	54,000	10,408
Wang On Group, Ltd. (a)	2,200,000	11,206
Wealthking Investments, Ltd. (a)	284,000	11,011
Wing On Co. International, Ltd.	46,000	76,314
Wing Tai Properties, Ltd.	176,000	74,344
Yue Yuen Industrial Holdings, Ltd.	164,000	213,996
Yunfeng Financial Group, Ltd. (a)	34,000	5,247
Zhaobangji Properties Holdings, Ltd. (a)	184,000	8,350

		10,286,343

India—0.0%
Rhi Magnesita NV	3,120	105,245

Ireland—0.6%
Bank of Ireland Group plc	154,032	1,471,630
C&C Group plc (d)	120,783	192,351
Cairn Homes plc	89,136	112,788
COSMO Pharmaceuticals NV	1,257	63,533
Dalata Hotel Group plc (a)	23,703	119,927
FBD Holdings plc	9,980	138,807
Glanbia plc	33,742	504,805
Glenveagh Properties plc (a)	61,605	75,268
Greencore Group plc (a)	159,206	147,800
Hostelworld Group plc (a)	16,696	26,961
Irish Continental Group plc	22,005	112,217
Permanent TSB Group Holdings plc (a)	15,086	36,549

		3,002,636

Isle of Man—0.0%
Hansard Global plc	2,566	1,496
Strix Group plc (d)	23,629	30,800

		32,296

Israel—1.2%
Abra Information Technologies, Ltd. (a)	7,868	7,085
Adgar Investment and Development, Ltd.	11,788	13,585
Afcon Holdings, Ltd. (a)	771	16,330
AFI Properties, Ltd. (a)	3,584	133,450
Africa Israel Residences, Ltd.	880	42,353
Airport City, Ltd. (a)	1	7
Allot, Ltd. (a)	10,216	30,810
Alrov Properties and Lodgings, Ltd.	2,314	105,476
Arad, Ltd.	2,224	34,628
AudioCodes, Ltd.	5,714	52,166
Aura Investments, Ltd.	3,293	5,991
Avgol Industries 1953, Ltd. (a)	27,883	10,995
Azorim-Investment Development & Construction Co., Ltd. (a)	23,193	70,720
Bet Shemesh Engines Holdings 1997 Ltd. (a)	2,139	57,549
Blue Square Real Estate, Ltd.	1,325	76,865
Camtek, Ltd. (a)	810	28,367
Carasso Motors, Ltd.	5,984	26,742
Cellcom Israel, Ltd. (a)	24,928	86,283
Ceragon Networks, Ltd. (a)	14,799	31,078
Clal Insurance Enterprises Holdings, Ltd. (a)	10,582	164,913
Compugen, Ltd. (a)	1,588	1,795
Danel Adir Yeoshua, Ltd.	1,759	124,953
Delek Automotive Systems, Ltd.	12,832	98,370
Delta Galil, Ltd.	3,185	124,763
Dor Alon Energy in Israel 1988, Ltd.	2,364	43,843
Electra Consumer Products 1970, Ltd.	1,793	44,544
Electra Real Estate, Ltd.	6,750	77,236
Equital, Ltd. (a)	5,754	161,708
FMS Enterprises Migun, Ltd.	1,295	41,296
Formula Systems 1985, Ltd.	2,715	200,068
Fox Wizel, Ltd.	1,176	96,484

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Israel—(Continued)
Gav-Yam Lands Corp., Ltd.	18,811	$132,561
Gilat Satellite Networks, Ltd. (a)	9,844	59,968
Globrands, Ltd.	93	9,967
Hilan, Ltd.	3,895	192,678
IDI Insurance Co., Ltd.	2,662	60,336
IES Holdings, Ltd. (a)	569	41,834
Ilex Medical, Ltd.	959	17,884
Inrom Construction Industries, Ltd.	22,474	77,736
Isracard, Ltd.	22,812	95,188
Israel Canada T.R., Ltd.	30,064	69,657
Israel Land Development Co., Ltd. (The)	3,950	31,038
Isras Investment Co., Ltd.	541	99,741
Issta, Ltd.	1,175	24,867
Kamada, Ltd. (a)	7,951	41,972
Kerur Holdings, Ltd.	2,088	45,742
Klil Industries, Ltd.	315	16,079
Lahav L.R. Real Estate, Ltd.	7,734	7,194
Levinstein Properties, Ltd.	1,208	24,777
M Yochananof & Sons, Ltd.	586	26,053
Magic Software Enterprises, Ltd.	5,909	77,525
Malam - Team, Ltd.	2,688	46,421
Matrix IT, Ltd.	6,643	135,638
Maytronics, Ltd.	1	7
Mediterranean Towers, Ltd.	28,011	61,135
Mega Or Holdings, Ltd.	4,941	102,616
Mehadrin, Ltd. (a)	108	3,664
Meitav Investment House, Ltd. (a)	10,041	35,736
Menora Mivtachim Holdings, Ltd.	7,897	167,576
Migdal Insurance & Financial Holding, Ltd.	56,284	68,568
Mivtach Shamir Holdings, Ltd. (a)	1,966	47,772
Mizrahi Tefahot Bank, Ltd.	1	31
Naphtha Israel Petroleum Corp., Ltd.	12,347	51,419
Nawi Brothers, Ltd.	4,888	33,124
Neto Malinda Trading, Ltd. (a)	783	14,259
Neto ME Holdings, Ltd. (a)	788	18,672
Novolog, Ltd.	43,939	21,298
Oil Refineries, Ltd.	418,554	119,695
One Software Technologies, Ltd.	9,000	121,437
Partner Communications Co., Ltd. (a)	33,663	132,711
Paz Oil Co., Ltd. (a)	2,185	234,849
Perion Network, Ltd. (a)	7,105	222,733
Plasson Industries, Ltd.	1,078	46,293
Plus500, Ltd.	25,321	471,161
Prashkovsky Investments and Construction, Ltd.	569	13,861
Priortech, Ltd. (a)	2,244	44,918
Rami Levi Chain Stores Hashikma Marketing, Ltd.	2,198	130,042
Sano-Brunos Enterprises, Ltd.	46	2,722
Scope Metals Group, Ltd. (a)	1,844	66,909
Summit Real Estate Holdings, Ltd.	8,001	102,998
Suny Cellular Communication, Ltd.	16,495	6,413
Tadiran Group, Ltd.	855	65,257
Tel Aviv Stock Exchange, Ltd. (a)	12,781	65,985
Telsys, Ltd.	402	26,826
Tera Light, Ltd. (a)	8,846	12,674
Tremor International, Ltd. (ADR) (a) (d)	7,429	53,489
Victory Supermarket Chain, Ltd.	589	5,778

Israel—(Continued)
YH Dimri Construction & Development, Ltd.	1,750	108,621

		6,026,558

Italy—4.0%
A2A S.p.A.	383,540	702,608
ACEA S.p.A.	12,264	160,420
Aeffe S.p.A. (a) (d)	11,359	14,557
Anima Holding S.p.A. (d)	64,158	239,227
Aquafil S.p.A.	3,537	14,537
Ariston Holding NV	3,301	34,930
Arnoldo Mondadori Editore S.p.A.	41,344	90,454
Ascopiave S.p.A.	19,908	51,255
Avio S.p.A. (a) (d)	6,077	61,901
Azimut Holding S.p.A. (d)	28,124	607,947
Banca Farmafactoring S.p.A.	8,632	94,626
Banca Generali S.p.A.	15,246	525,462
Banca IFIS S.p.A.	7,714	123,721
Banca Mediolanum S.p.A.	37,002	335,477
Banca Popolare di Sondrio S.p.A.	137,290	573,783
Banca Profilo S.p.A. (a) (d)	117,883	26,915
Banca Sistema S.p.A.	13,168	17,301
Banco BPM S.p.A.	456,529	2,125,465
Banco di Desio e della Brianza S.p.A.	20,306	73,705
BPER Banca	310,312	945,972
Brembo S.p.A.	35,796	531,161
Brunello Cucinelli S.p.A.	9,914	874,100
Buzzi Unicem S.p.A.	25,101	629,544
Cairo Communication S.p.A.	19,722	35,618
Carel Industries S.p.A.	6,872	207,253
Cementir Holding NV	14,671	118,860
CIR SpA-Compagnie Industriali (a)	216,377	89,442
Credito Emiliano S.p.A.	23,832	186,063
d’Amico International Shipping S.A.	11,515	44,716
Danieli & C Officine Meccaniche S.p.A. (d)	3,431	82,172
De’Longhi S.p.A.	17,430	381,496
doValue S.p.A.	7,705	35,639
El.En. S.p.A.	1,963	23,572
Elica S.p.A.	11,044	33,043
Emak S.p.A. (d)	23,063	26,253
Enav S.p.A.	38,399	163,996
ERG S.p.A.	3,712	109,387
Esprinet S.p.A.	9,278	56,446
Eurotech S.p.A. (a) (d)	10,078	30,854
Fila S.p.A.	3,057	26,272
Fincantieri S.p.A. (a) (d)	93,136	51,833
FNM S.p.A.	55,327	26,586
Geox S.p.A. (a) (d)	34,378	32,615
Gruppo MutuiOnline S.p.A. (a)	7,906	266,135
Hera S.p.A.	222,837	662,595
IMMSI S.p.A.	51,196	27,463
Interpump Group S.p.A.	15,233	847,224
Iren S.p.A.	217,068	403,382
Italgas S.p.A. (d)	126,621	749,982
Italmobiliare S.p.A.	4,207	115,108
Iveco Group NV (a)	36,512	329,804
IVS Group S.A.	7,886	41,811

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Italy—(Continued)
KME Group S.p.A. (a) (d)	67,020	$71,153
Leonardo S.p.A.	107,918	1,226,099
LU-VE S.p.A.	1,991	66,704
Maire Tecnimont S.p.A. (d)	42,334	164,026
Openjobmetis S.p.A. agenzia per il lavoro	1,209	11,638
OVS S.p.A.	72,276	200,760
Pharmanutra S.p.A.	826	54,737
Piaggio & C S.p.A.	60,717	252,251
Pirelli & C S.p.A. (a)	96,017	475,442
RAI Way S.p.A.	24,727	148,754
Reply S.p.A.	5,783	656,693
Rizzoli Corriere Della Sera Mediagroup S.p.A.	39,016	31,050
Sabaf S.p.A. (a)	3,059	47,686
SAES Getters S.p.A. (d)	1,173	36,314
Safilo Group S.p.A. (a)	12,212	16,590
Salvatore Ferragamo S.p.A. (d)	10,353	170,565
Sanlorenzo SpA	813	34,939
Saras S.p.A. (d)	169,450	210,315
Sesa S.p.A.	2,065	257,745
Sogefi S.p.A. (a)	24,822	33,103
SOL S.p.A.	11,001	317,786
Spaxs SpA (d)	12,140	84,297
Tamburi Investment Partners S.p.A.	24,878	251,107
Technogym S.p.A.	31,905	295,684
Technoprobe S.p.A. (a)	25,374	200,638
Telecom Italia S.p.A. (a) (d)	1,267,708	357,430
Tinexta S.p.A.	4,084	75,151
TXT e-solutions S.p.A. (d)	2,997	73,213
Uni Land S.p.A. (a) (b) (c)	4,937	0
Unieuro S.p.A. (d)	3,192	34,476
Unipol Gruppo S.p.A.	98,029	524,443
UnipolSai Assicurazioni S.p.A. (d)	48,949	121,487
Webuild S.p.A.	70,140	132,563
Zignago Vetro S.p.A.	6,769	115,599

		20,811,126

Japan—24.1%
&Do Holdings Co., Ltd. (d)	1,400	11,493
77 Bank, Ltd. (The)	13,300	238,268
A&D HOLON Holdings Co., Ltd.	6,000	74,953
A/S One Corp.	6,700	265,656
Access Co., Ltd. (a)	2,300	15,845
Achilles Corp.	3,700	37,160
Ad-sol Nissin Corp.	1,900	22,573
Adastria Co., Ltd.	6,340	135,363
ADEKA Corp.	22,300	426,626
Adtec Plasma Technology Co., Ltd.	600	6,105
Advan Group Co., Ltd.	6,700	43,181
Advance Create Co., Ltd.	1,600	13,484
Advanced Media, Inc. (d)	1,200	17,478
Adventure, Inc. (d)	600	41,178
Aeon Delight Co., Ltd.	6,200	132,396
Aeon Fantasy Co., Ltd.	2,400	53,353
AEON Financial Service Co., Ltd.	9,300	83,224
Aeon Hokkaido Corp.	4,800	29,054
Aeon Kyushu Co. Ltd.	600	9,885

Japan—(Continued)
Aeria, Inc. (a) (d)	2,200	6,194
AFC-HD AMS Life Science Co., Ltd.	1,900	10,689
Agro-Kanesho Co., Ltd.	1,000	11,926
Ahresty Corp.	9,200	44,345
Ai Holdings Corp.	10,200	164,687
Aica Kogyo Co., Ltd.	13,000	286,176
Aichi Corp.	9,000	54,770
Aichi Financial Group, Inc.	12,558	203,819
Aichi Steel Corp.	3,200	68,169
Aichi Tokei Denki Co., Ltd.	3,000	31,529
Aida Engineering, Ltd.	13,300	87,182
Aiful Corp.	51,900	121,134
Ain Holdings, Inc.	5,700	200,789
Ainavo Holdings Co., Ltd.	1,100	9,285
Aiphone Co., Ltd.	3,000	50,323
Airport Facilities Co., Ltd.	7,500	28,673
Airtrip Corp.	2,500	48,766
Aisan Industry Co., Ltd.	8,700	71,178
AIT Corp.	1,600	20,763
Aizawa Securities Group Co., Ltd.	6,800	37,653
Ajis Co., Ltd.	500	8,290
Akatsuki Corp.	8,100	20,476
Akatsuki, Inc.	2,100	29,809
Akebono Brake Industry Co., Ltd. (a)	17,400	17,081
Akita Bank, Ltd. (The)	4,100	47,848
Albis Co., Ltd.	1,600	26,732
Alconix Corp.	6,400	61,220
Alinco, Inc.	4,600	32,023
Alleanza Holdings Co., Ltd.	1,400	9,657
Alpen Co., Ltd. (d)	4,800	65,944
Alpha Corp.	2,200	19,696
AlphaPolis Co., Ltd. (a)	400	7,775
Alps Alpine Co., Ltd.	27,600	240,800
Alps Logistics Co., Ltd.	4,800	53,912
Altech Corp. (d)	4,520	94,047
Amano Corp.	14,400	304,182
Amiyaki Tei Co., Ltd.	1,100	27,871
Amuse, Inc.	2,800	35,178
Amvis Holdings, Inc.	3,700	84,207
Anabuki Kosan, Inc. (d)	800	12,067
Anest Iwata Corp.	10,400	85,822
AnGes, Inc. (a) (d)	13,200	10,248
Anicom Holdings, Inc.	15,600	68,309
Anritsu Corp.	39,400	334,286
AOI Electronics Co., Ltd.	1,100	14,091
AOKI Holdings, Inc.	9,300	56,890
Aoyama Trading Co., Ltd.	10,400	95,746
Aoyama Zaisan Networks Co., Ltd. (d)	2,800	19,575
Aozora Bank, Ltd. (d)	9,400	175,513
Apaman Co., Ltd.	2,100	6,714
Arakawa Chemical Industries, Ltd.	4,600	31,958
Arata Corp.	3,800	124,342
Arcland Service Holdings Co., Ltd.	4,000	81,136
ARCLANDS Corp.	2,200	24,075
Arcs Co., Ltd.	11,464	196,214
Arealink Co., Ltd.	3,100	53,399
Argo Graphics, Inc.	4,800	130,627

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Arisawa Manufacturing Co., Ltd. (d)	9,400	$72,648
ARTERIA Networks Corp.	4,700	64,371
Artiza Networks, Inc.	1,800	12,041
Artnature, Inc.	5,000	26,476
Aruhi Corp.	2,000	13,760
Asahi Broadcasting Group Holdings Corp.	2,400	11,042
Asahi Co., Ltd.	4,500	40,657
Asahi Diamond Industrial Co., Ltd.	15,700	95,026
Asahi Holdings, Inc.	20,000	270,029
Asahi Intelligence Service Co., Ltd.	100	860
Asahi Kogyosha Co., Ltd.	2,400	40,718
Asahi Net, Inc.	5,000	22,127
Asahi Printing Co., Ltd.	400	2,347
ASAHI YUKIZAI Corp.	3,900	119,032
Asahipen Corp.	400	4,891
Asanuma Corp.	3,900	88,628
Asax Co., Ltd.	3,200	14,278
Ascentech K.K.	1,400	6,199
Ashimori Industry Co., Ltd.	1,600	22,057
Asia Pile Holdings Corp.	3,800	16,335
ASKA Pharmaceutical Holdings Co., Ltd.	6,200	62,284
ASKUL Corp.	9,200	128,431
Astena Holdings Co., Ltd.	9,000	27,972
Atsugi Co., Ltd. (a)	6,100	17,839
Aucnet, Inc.	2,700	32,048
Autobacs Seven Co., Ltd.	19,200	204,241
Avant Group Corp.	5,800	57,105
Avantia Co., Ltd.	3,000	18,109
Avex, Inc.	7,600	79,862
Awa Bank, Ltd. (The)	9,600	133,252
Axial Retailing, Inc.	5,100	128,480
Axyz Co., Ltd.	500	10,524
AZ-COM Maruwa Holdings, Inc.	7,400	99,664
Bando Chemical Industries, Ltd.	9,100	91,571
Bank of Iwate, Ltd. (The)	3,700	53,005
Bank of Kochi, Ltd. (The)	1,600	8,003
Bank of Nagoya, Ltd. (The)	2,500	57,858
Bank of Saga, Ltd. (The)	4,300	49,851
Bank of the Ryukyus, Ltd.	12,400	79,152
Base Co., Ltd.	600	23,930
Beauty Garage, Inc.	800	24,484
Belc Co., Ltd.	2,800	124,888
Bell System24 Holdings, Inc. (a)	8,200	77,612
Belluna Co., Ltd.	14,700	72,734
Benesse Holdings, Inc.	16,500	211,012
Bengo4.com, Inc. (a) (d)	1,400	37,251
Bic Camera, Inc.	18,000	133,704
Bike O & Co., Ltd. (d)	1,600	9,081
BML, Inc.	6,100	122,924
Bookoff Group Holdings, Ltd. (d)	3,500	30,041
Bourbon Corp.	2,100	30,915
BP Castrol KK	2,600	15,870
Br Holdings Corp.	7,400	20,193
BrainPad, Inc.	3,300	22,507
Bull-Dog Sauce Co., Ltd. (d)	1,200	16,447
Bunka Shutter Co., Ltd.	13,200	101,872
Business Brain Showa-Ota, Inc.	2,600	41,859

Japan—(Continued)
Business Engineering Corp.	800	18,772
BuySell Technologies Co., Ltd. (d)	400	15,127
C Uyemura & Co., Ltd.	3,100	177,098
C.I. Takiron Corp.	13,600	54,412
CAC Holdings Corp.	4,400	52,509
Canare Electric Co., Ltd.	800	7,652
Canon Electronics, Inc.	6,000	84,441
Careerlink Co., Ltd.	1,000	21,321
Carenet, Inc. (d)	3,600	23,596
Carlit Holdings Co., Ltd.	7,300	42,170
Carta Holdings, Inc. (d)	900	7,722
Casa, Inc.	1,000	6,323
Casio Computer Co., Ltd.	3,800	30,860
Cawachi, Ltd.	4,000	61,082
CDS Co., Ltd.	700	8,691
CellSource Co., Ltd. (a) (d)	600	11,643
Celsys ,Inc.	6,900	35,899
Central Automotive Products, Ltd.	3,000	66,280
Central Glass Co., Ltd.	6,400	137,721
Central Security Patrols Co., Ltd.	2,300	45,182
Central Sports Co., Ltd.	2,400	39,976
Ceres, Inc. (d)	1,600	11,604
Change Holdings, Inc. (d)	5,500	87,351
Charm Care Corp.	3,800	34,324
Chiba Kogyo Bank, Ltd. (The)	9,300	40,659
Chilled & Frozen Logistics Holdings Co., Ltd.	2,800	24,632
Chino Corp.	2,700	46,417
Chiyoda Co., Ltd.	5,800	35,983
Chiyoda Corp. (a) (d)	38,700	95,726
Chiyoda Integre Co., Ltd.	2,500	41,913
Chofu Seisakusho Co., Ltd.	5,100	88,738
Chori Co., Ltd.	3,600	74,336
Chubu Shiryo Co., Ltd.	6,800	49,944
Chudenko Corp.	6,600	105,715
Chuetsu Pulp & Paper Co., Ltd.	1,900	17,883
Chugai Ro Co., Ltd.	1,400	20,240
Chugin Financial Group, Inc.	36,700	221,671
Chugoku Electric Power Co., Inc. (The) (a)	34,400	232,133
Chugoku Marine Paints, Ltd.	9,800	82,842
Chuo Gyorui Co., Ltd.	200	4,179
Chuo Spring Co., Ltd.	4,300	20,983
Citizen Watch Co., Ltd.	63,400	382,846
CKD Corp.	9,700	159,376
Cleanup Corp.	7,300	37,570
CMIC Holdings Co., Ltd.	3,100	41,665
CMK Corp.	15,500	60,197
COLOPL, Inc.	7,200	32,594
Colowide Co., Ltd. (d)	19,300	273,582
Como Co., Ltd.	400	7,542
Computer Engineering & Consulting, Ltd.	1,500	18,849
Computer Institute of Japan, Ltd.	8,160	35,128
Comture Corp.	5,900	85,315
Core Corp.	2,500	30,657
Corona Corp.	4,400	27,689
Cosel Co., Ltd.	8,100	70,607
Cosmos Initia Co., Ltd.	3,500	14,839
Cota Co., Ltd.	5,473	62,505

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
CRE, Inc.	2,100	$20,038
Create Medic Co., Ltd.	1,800	11,232
Create Restaurants Holdings, Inc.	29,400	199,621
Create SD Holdings Co., Ltd.	5,600	138,233
Credit Saison Co., Ltd.	6,800	104,702
Creek & River Co., Ltd.	2,700	36,950
Cresco, Ltd.	4,000	58,879
Cross Cat Co., Ltd.	1,400	11,786
CTI Engineering Co., Ltd.	2,900	74,250
CTS Co., Ltd.	7,700	39,565
Cube System, Inc.	2,500	21,613
Curves Holdings Co., Ltd.	13,000	67,927
Cyber Com Co., Ltd.	1,100	11,093
Cybozu, Inc.	5,300	86,678
Dai Nippon Toryo Co., Ltd.	6,000	38,378
Dai-Dan Co., Ltd.	3,900	74,057
Daicel Corp.	19,000	170,496
Daido Kogyo Co., Ltd.	2,000	10,311
Daido Metal Co., Ltd.	13,400	45,862
Daido Steel Co., Ltd.	6,900	288,489
Daihatsu Diesel Manufacturing Co., Ltd.	6,700	33,759
Daihen Corp.	5,600	216,960
Daiho Corp.	1,900	51,228
Daiichi Jitsugyo Co., Ltd.	2,000	79,014
Daiichi Kigenso Kagaku-Kogyo Co., Ltd.	5,000	34,042
Daiichikosho Co., Ltd.	4,500	79,379
Daiken Corp.	3,400	54,253
Daiken Medical Co., Ltd.	4,400	16,039
Daiki Aluminium Industry Co., Ltd.	7,000	68,142
Daiki Axis Co., Ltd. (d)	1,300	6,478
Daiko Denshi Tsushin, Ltd.	1,300	5,180
Daikoku Denki Co., Ltd.	2,700	74,124
Daikokutenbussan Co., Ltd. (d)	1,300	48,191
Daikyonishikawa Corp.	11,600	64,022
Dainichi Co., Ltd.	4,100	20,617
Dainichiseika Color & Chemicals Manufacturing Co., Ltd.	4,000	58,395
Daio Paper Corp.	16,200	127,624
Daiseki Co., Ltd.	12,839	362,163
Daishi Hokuetsu Financial Group, Inc.	9,700	210,742
Daishinku Corp.	7,400	33,577
Daisue Construction Co., Ltd.	2,300	21,893
Daito Bank, Ltd. (The)	1,400	6,129
Daito Pharmaceutical Co., Ltd.	3,960	63,052
Daitron Co., Ltd.	2,400	50,786
Daiwa Industries, Ltd.	7,700	74,303
Daiwabo Holdings Co., Ltd.	23,700	459,425
DCM Holdings Co., Ltd.	28,700	243,508
Dear Life Co., Ltd.	7,500	42,461
Delica Foods Holdings Co., Ltd.	600	2,489
DeNA Co., Ltd.	19,200	249,971
Denka Co., Ltd.	9,100	172,025
Densan System Holdings Co., Ltd.	1,700	38,866
Denyo Co., Ltd.	4,800	68,926
Dexerials Corp.	15,300	336,012
DIC Corp.	14,500	264,110
Digital Arts, Inc.	2,900	117,950
Digital Garage, Inc.	700	18,741

Japan—(Continued)
Digital Hearts Holdings Co. Ltd.	2,600	23,181
Digital Holdings, Inc.	2,100	15,145
Digital Information Technologies Corp.	2,100	23,374
Dip Corp.	9,500	237,417
Direct Marketing MiX, Inc.	3,000	17,957
DKK Co., Ltd.	2,600	40,138
DKS Co., Ltd.	2,800	34,429
DMG Mori Co., Ltd. (d)	31,300	546,443
DMW Corp.	700	17,619
Doshisha Co., Ltd.	6,600	106,461
Double Standard, Inc.	1,400	25,706
Doutor Nichires Holdings Co., Ltd.	7,600	111,271
Dowa Holdings Co., Ltd.	5,700	180,826
Drecom Co., Ltd. (d)	2,700	13,855
DTS Corp.	10,700	252,857
Duskin Co., Ltd.	11,400	254,797
DyDo Group Holdings, Inc. (d)	2,700	94,515
E-Guardian, Inc.	2,400	33,671
Eagle Industry Co., Ltd.	7,800	95,189
Earth Corp.	300	10,569
EAT&Holdings Co., Ltd.	1,400	21,099
Ebara Foods Industry, Inc.	700	14,321
Ebara Jitsugyo Co., Ltd.	3,000	63,257
Ebase Co., Ltd.	4,800	25,502
Eco’s Co., Ltd.	2,100	27,803
EDION Corp.	20,200	204,131
EF-ON, Inc.	6,100	24,001
eGuarantee, Inc.	8,200	109,540
Ehime Bank, Ltd. (The)	9,800	55,049
Eidai Co., Ltd.	10,000	14,948
Eiken Chemical Co., Ltd.	7,500	80,386
Eizo Corp.	4,400	145,234
Elan Corp.	8,200	49,919
Elecom Co., Ltd.	11,700	118,005
Elematec Corp.	4,700	59,839
EM Systems Co., Ltd.	3,500	19,365
en-japan, Inc.	8,300	143,814
Endo Lighting Corp.	2,600	22,923
Enplas Corp.	1,700	69,303
Entrust, Inc.	1,500	9,835
eRex Co., Ltd.	8,000	63,027
ES-Con Japan, Ltd.	6,700	38,441
Eslead Corp.	2,000	36,135
ESPEC Corp.	5,700	90,797
Exedy Corp.	7,700	129,971
EXEO Group, Inc.	15,200	305,766
Ezaki Glico Co., Ltd. (d)	13,000	340,339
F&M Co., Ltd.	1,600	28,423
F-Tech, Inc.	6,000	39,077
Faith, Inc.	2,680	9,593
FALCO HOLDINGS Co., Ltd.	2,300	30,269
FCC Co., Ltd.	9,200	120,023
FDK Corp. (a) (d)	3,600	22,074
Feed One Co., Ltd.	8,276	41,509
Ferrotec Holdings Corp.	11,700	297,094
Fibergate, Inc.	1,800	18,714
FIDEA Holdings Co., Ltd.	5,050	48,257

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Financial Partners Group Co., Ltd.	1,500	$13,308
FINDEX, Inc.	3,900	17,568
First Bank of Toyama, Ltd. (The)	10,700	55,412
First Brothers Co., Ltd. (d)	900	5,837
First Juken Co., Ltd.	1,600	12,241
First-corp, Inc.	1,600	8,699
Fixstars Corp.	4,100	43,333
FJ Next Holdings Co., Ltd.	3,800	26,599
Focus Systems Corp.	2,900	21,292
Forval Corp.	1,900	14,452
Foster Electric Co., Ltd.	7,400	48,291
FP Corp.	3,600	73,355
France Bed Holdings Co., Ltd.	7,900	63,523
FreakOut Holdings, Inc. (a)	800	6,652
Freebit Co., Ltd.	2,100	20,669
Freund Corp.	2,400	10,787
FTGroup Co., Ltd.	1,500	11,243
Fudo Tetra Corp.	4,130	52,657
Fuji Corp.	16,500	292,810
Fuji Corp., Ltd.	8,600	40,470
Fuji Corp/Miyagi	2,300	26,610
Fuji Kyuko Co., Ltd.	5,300	203,808
Fuji Media Holdings, Inc.	8,400	88,259
Fuji Oil Co., Ltd.	21,100	40,119
Fuji Oil Holdings, Inc.	10,600	146,790
Fuji Pharma Co., Ltd.	4,600	37,195
Fuji Seal International, Inc.	12,100	128,166
Fuji Soft, Inc. (d)	2,800	90,008
Fujibo Holdings, Inc.	2,800	62,039
Fujicco Co., Ltd.	5,700	74,593
Fujikura Composites, Inc.	5,800	39,607
Fujikura Kasei Co., Ltd.	9,500	30,343
Fujikura, Ltd.	30,700	257,962
Fujimi, Inc.	9,900	244,621
Fujimori Kogyo Co., Ltd.	4,400	109,879
Fujisash Co., Ltd.	24,500	14,963
Fujishoji Co., Ltd.	1,300	13,940
Fujiya Co., Ltd.	3,300	56,584
FuKoKu Co., Ltd.	5,100	49,662
Fukuda Corp.	1,700	57,484
Fukuda Denshi Co., Ltd.	4,200	136,788
Fukui Bank, Ltd. (The)	5,400	54,343
Fukui Computer Holdings, Inc.	2,700	52,470
Fukushima Bank, Ltd. (The)	11,200	16,654
Fukushima Galilei Co., Ltd.	3,800	142,082
Fukuyama Transporting Co., Ltd.	3,200	89,295
FULLCAST Holdings Co., Ltd.	5,400	82,375
Funai Soken Holdings, Inc.	10,370	184,161
Furukawa Battery Co., Ltd. (The)	5,000	36,306
Furukawa Co., Ltd.	8,800	95,899
Furukawa Electric Co., Ltd.	17,300	306,483
Furuno Electric Co., Ltd.	6,900	51,079
Furuya Metal Co., Ltd. (d)	1,100	91,480
Furyu Corp.	4,300	39,490
Fuso Chemical Co., Ltd.	4,600	144,714
Fuso Pharmaceutical Industries, Ltd.	2,600	36,222
Futaba Corp.	10,200	34,165

Japan—(Continued)
Futaba Industrial Co., Ltd.	16,400	60,462
Future Corp.	11,200	133,519
Fuyo General Lease Co., Ltd.	4,600	354,317
G-7 Holdings, Inc.	5,800	53,030
G-Tekt Corp.	6,500	78,101
Gakken Holdings Co., Ltd.	6,400	38,487
Gakkyusha Co., Ltd.	2,800	40,870
Gecoss Corp.	4,600	27,980
Genki Sushi Co., Ltd. (d)	1,600	37,435
Genky DrugStores Co., Ltd.	2,400	73,524
Geo Holdings Corp.	6,000	76,521
Gift Holdings, Inc.	800	27,460
GL Sciences, Inc.	1,300	21,794
GLOBERIDE, Inc.	5,200	82,061
Glory, Ltd.	12,000	241,401
GMO Financial Gate, Inc.	400	32,297
GMO Financial Holdings, Inc.	8,000	38,958
GMO GlobalSign Holdings K.K.	1,000	21,908
GMO internet group, Inc.	2,600	49,860
GMO Pepabo, Inc.	700	8,767
Godo Steel, Ltd.	2,300	58,783
Goldcrest Co., Ltd.	3,830	47,831
Golf Digest Online, Inc.	900	5,192
Good Com Asset Co., Ltd.	3,200	18,714
Grandy House Corp.	3,600	14,547
gremz, Inc.	900	18,609
GS Yuasa Corp.	15,900	312,320
GSI Creos Corp.	2,800	39,918
Gun-Ei Chemical Industry Co., Ltd.	1,800	36,242
GungHo Online Entertainment, Inc.	10,500	206,478
Gunma Bank, Ltd. (The)	84,400	311,861
Gunze, Ltd.	3,700	114,292
H-One Co., Ltd.	6,000	31,209
H.U. Group Holdings, Inc.	14,400	275,321
H2O Retailing Corp.	22,000	224,505
HABA Laboratories, Inc.	700	11,614
Hachijuni Bank, Ltd. (The)	47,990	209,331
Hagihara Industries, Inc.	4,000	39,698
Hagiwara Electric Holdings Co., Ltd. - Class C	2,400	56,960
Hakudo Co., Ltd.	2,400	39,125
Hakuto Co., Ltd.	3,100	120,273
Halows Co., Ltd.	2,100	56,854
Hamakyorex Co., Ltd.	4,600	122,795
Hamee Corp.	1,800	13,159
Handsman Co., Ltd.	800	5,760
Hanwa Co., Ltd.	8,400	265,681
Happinet Corp.	4,100	63,255
Hard Off Corp. Co., Ltd.	3,700	37,034
Harima Chemicals Group, Inc.	4,300	26,307
Hashimoto Sogyo Holdings Co. Ltd.	1,400	12,302
Hazama Ando Corp. (d)	47,490	354,932
Heiwa Corp.	15,000	261,246
Heiwa Real Estate Co., Ltd.	5,700	150,760
Heiwado Co., Ltd.	7,500	112,249
Hennge KK (a)	600	3,807
HI-LEX Corp.	5,500	45,823
Hibiya Engineering, Ltd.	5,100	78,467

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Himaraya Co., Ltd.	2,600	$17,264
Hioki EE Corp. (d)	2,600	169,621
Hirakawa Hewtech Corp.	2,000	22,157
Hirano Tecseed Co., Ltd. (d)	1,300	19,421
Hirata Corp.	1,000	59,705
Hirogin Holdings, Inc.	61,700	351,749
Hirose Tusyo, Inc.	300	6,176
Hiroshima Electric Railway Co., Ltd.	1,500	8,401
Hiroshima Gas Co., Ltd.	7,000	18,431
Hisaka Works, Ltd.	5,500	34,991
Hitachi Zosen Corp.	44,700	296,714
Hito Communications Holdings, Inc.	1,700	18,328
Hochiki Corp.	4,600	57,366
Hodogaya Chemical Co., Ltd.	1,800	43,245
Hogy Medical Co., Ltd. (d)	3,700	81,801
Hokkaido Electric Power Co., Inc. (a)	50,700	208,853
Hokkaido Gas Co., Ltd.	3,900	63,837
Hokkan Holdings, Ltd.	3,300	31,781
Hokko Chemical Industry Co., Ltd.	4,800	33,764
Hokkoku Financial Holdings, Inc.	6,000	173,885
Hokuetsu Corp. (d)	29,900	180,696
Hokuetsu Industries Co., Ltd.	5,900	57,847
Hokuhoku Financial Group, Inc.	27,600	221,960
Hokuriku Electric Industry Co., Ltd.	2,800	24,305
Hokuriku Electric Power Co. (a)	47,000	253,387
Hokuriku Electrical Construction Co., Ltd.	3,600	23,636
Hokuriku Gas Co., Ltd.	1,000	21,377
Hokuto Corp.	6,300	80,170
Honeys Holdings Co., Ltd.	4,630	56,958
Honma Golf, Ltd.	27,000	11,324
Hoosiers Holdings Co., Ltd.	8,000	55,756
Horiba, Ltd.	3,500	201,070
Hoshi Iryo-Sanki Co., Ltd.	300	8,539
Hosiden Corp.	12,700	159,445
Hosokawa Micron Corp.	3,600	87,939
Hotland Co., Ltd. (d)	3,200	37,433
Hotto Link, Inc. (a)	800	1,853
House Foods Group, Inc.	2,400	53,472
Howa Machinery, Ltd.	4,400	24,815
HS Holdings Co., Ltd.	5,000	34,467
Hyakugo Bank, Ltd. (The)	53,100	155,214
Hyakujushi Bank, Ltd. (The)	5,800	75,044
I’ll, Inc.	900	18,663
I’rom Group Co., Ltd. (d)	2,700	36,938
i-mobile Co., Ltd.	1,800	15,343
I-NE Co., Ltd. (a)	800	15,325
I-Net Corp.	3,520	40,390
I-PEX, Inc.	3,100	29,031
IBJ, Inc.	4,900	22,766
Ichigo, Inc.	10,400	19,980
Ichiken Co., Ltd.	1,800	24,461
Ichikoh Industries, Ltd.	9,000	34,235
Ichimasa Kamaboko Co., Ltd. (d)	1,100	5,714
ICHINEN HOLDINGS Co., Ltd.	5,200	48,979
Ichiyoshi Securities Co., Ltd.	10,100	42,557
Icom, Inc.	2,000	40,401
ID Holdings Corp.	3,899	34,896

Japan—(Continued)
Idec Corp.	7,500	173,216
IDOM, Inc.	17,200	105,106
Iino Kaiun Kaisha, Ltd.	23,200	137,293
IJTT Co., Ltd.	9,000	36,606
Imagica Group, Inc.	4,500	21,332
Imasen Electric Industrial	2,000	8,585
Imuraya Group Co., Ltd. (d)	2,900	45,199
Inaba Denki Sangyo Co., Ltd.	14,000	319,832
Inaba Seisakusho Co., Ltd.	3,200	36,411
Inabata & Co., Ltd.	11,700	263,601
Inageya Co., Ltd.	2,000	20,768
Ines Corp.	5,100	53,322
Infocom Corp.	4,500	71,271
Infomart Corp.	6,500	14,905
Information Services International-Dentsu, Ltd.	1,600	56,280
INFRONEER Holdings, Inc.	7,975	75,009
Innotech Corp.	3,900	44,268
Insource Co., Ltd.	11,200	92,253
Intage Holdings, Inc. (d)	10,200	116,477
Intelligent Wave, Inc.	3,400	18,134
Inter Action Corp.	2,700	26,200
Inui Global Logistics Co., Ltd. (d)	3,000	27,229
IR Japan Holdings, Ltd.	2,000	22,760
Iriso Electronics Co., Ltd.	5,500	160,268
ISB Corp.	400	4,675
Ise Chemicals Corp.	800	43,824
Iseki & Co., Ltd.	5,700	49,665
Ishihara Chemical Co., Ltd.	1,200	14,313
Ishihara Sangyo Kaisha, Ltd.	7,600	69,510
Ishii Iron Works Co., Ltd.	900	15,479
Ishizuka Glass Co., Ltd.	500	5,595
Itfor, Inc.	7,800	58,046
ITmedia, Inc.	1,500	13,884
Itochu Enex Co., Ltd.	13,300	117,401
Itochu-Shokuhin Co., Ltd.	1,600	57,657
Itoham Yonekyu Holdings, Inc.	29,500	148,453
Itoki Corp.	9,900	68,982
IwaiCosmo Holdings, Inc.	5,100	51,002
Iwaki Co., Ltd.	1,300	12,583
Iwatsuka Confectionery Co., Ltd.	1,000	35,848
Iyogin Holdings, Inc.	57,100	322,287
Izumi Co., Ltd.	7,400	176,588
J Trust Co., Ltd. (d)	16,800	50,616
J-Lease Co., Ltd.	600	9,342
J-Oil Mills, Inc.	5,700	63,422
J-Stream, Inc.	1,000	4,067
JAC Recruitment Co., Ltd.	3,900	70,876
Jaccs Co., Ltd.	6,100	213,768
JAFCO Group Co., Ltd.	8,900	114,331
JANOME Corp.	7,099	30,456
Japan Aviation Electronics Industry, Ltd.	13,600	284,897
Japan Cash Machine Co., Ltd.	1,200	9,873
Japan Communications, Inc. (a)	35,600	60,002
Japan Electronic Materials Corp.	2,400	28,135
Japan Elevator Service Holdings Co., Ltd.	17,300	227,325
Japan Foundation Engineering Co., Ltd.	7,900	27,951
Japan Investment Adviser Co., Ltd.	3,200	24,711

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Japan Lifeline Co., Ltd.	15,500	$111,293
Japan Material Co., Ltd.	15,600	260,821
Japan Medical Dynamic Marketing, Inc.	4,400	31,169
Japan Oil Transportation Co., Ltd.	700	13,874
Japan Petroleum Exploration Co., Ltd.	8,800	263,704
Japan Property Management Center Co., Ltd.	4,100	31,213
Japan Pulp & Paper Co., Ltd.	3,100	105,023
Japan Pure Chemical Co., Ltd.	500	9,005
Japan Securities Finance Co., Ltd.	24,000	186,989
Japan Steel Works, Ltd. (The)	3,800	81,783
Japan Transcity Corp.	9,700	42,018
Japan Wool Textile Co., Ltd. (The)	12,600	91,238
Jastec Co., Ltd.	4,300	40,382
JBCC Holdings, Inc.	3,800	67,691
JCR Pharmaceuticals Co., Ltd.	7,900	70,128
JCU Corp.	5,700	135,763
Jeol, Ltd.	7,200	256,725
JFE Systems, Inc.	700	12,114
JIG-SAW, Inc. (a)	900	36,948
Jimoto Holdings, Inc.	6,790	18,232
JINS Holdings, Inc.	3,200	66,312
JINUSHI Co., Ltd.	3,500	46,238
JK Holdings Co., Ltd.	2,800	19,093
JM Holdings Co., Ltd.	3,200	44,356
JMS Co., Ltd.	6,400	26,360
Joban Kosan Co., Ltd. (a)	1,700	14,560
Joshin Denki Co., Ltd.	5,000	68,286
Joyful Honda Co., Ltd.	11,900	140,497
JP-Holdings, Inc.	17,900	42,847
JSB Co., Ltd.	1,000	35,070
JSP Corp.	3,900	50,731
Juki Corp.	7,200	29,179
Juroku Financial Group, Inc.	8,700	188,906
Justsystems Corp.	8,000	224,025
JVC Kenwood Corp.	44,100	151,867
K&O Energy Group, Inc.	2,800	44,143
K’s Holdings Corp.	30,100	262,685
Kadoya Sesame Mills, Inc.	800	19,273
Kaga Electronics Co., Ltd.	4,300	191,760
Kagome Co., Ltd.	3,900	85,438
Kaken Pharmaceutical Co., Ltd.	5,200	130,473
Kakiyasu Honten Co., Ltd.	2,500	40,332
Kamakura Shinsho, Ltd.	3,700	18,714
Kameda Seika Co., Ltd.	3,500	105,212
Kamei Corp.	5,700	58,824
Kanaden Corp.	5,000	45,181
Kanagawa Chuo Kotsu Co., Ltd.	2,400	52,217
Kanamic Network Co., Ltd.	900	2,966
Kanamoto Co., Ltd.	8,600	131,497
Kandenko Co., Ltd.	21,900	176,411
Kaneka Corp.	11,100	311,538
Kaneko Seeds Co., Ltd.	1,300	13,175
Kanematsu Corp.	21,200	296,889
Kanemi Co., Ltd.	100	2,031
Kanto Denka Kogyo Co., Ltd.	12,100	83,091
Kasai Kogyo Co., Ltd. (a)	8,600	9,255
Katakura & Co-op Agri Corp.	1,600	14,095

Japan—(Continued)
Katakura Industries Co., Ltd.	6,100	69,198
Katitas Co., Ltd.	11,600	199,673
Kato Sangyo Co., Ltd.	6,000	164,944
Kato Works Co., Ltd.	3,800	32,074
Kawada Technologies, Inc.	1,500	60,527
Kawai Musical Instruments Manufacturing Co., Ltd.	1,600	40,038
KeePer Technical Laboratory Co., Ltd. (d)	3,000	102,058
Keihanshin Building Co., Ltd.	8,200	65,930
Keihin Co., Ltd./Minato-Ku Tokyo Japan (d)	2,300	28,916
KEIWA, Inc.	1,200	9,533
Keiyo Bank, Ltd. (The)	26,900	100,113
Keiyo Co., Ltd.	10,600	59,119
Kenko Mayonnaise Co., Ltd.	4,100	37,730
KFC Holdings Japan, Ltd.	4,000	78,882
KH Neochem Co., Ltd.	9,400	153,801
Ki-Star Real Estate Co., Ltd.	2,600	89,645
Kibun Foods, Inc.	1,500	10,779
Kimoto Co., Ltd. (d)	14,900	20,261
Kimura Chemical Plants Co., Ltd.	3,300	16,521
King Jim Co., Ltd. (d)	1,400	8,535
Kintetsu Department Store Co., Ltd.	400	7,060
Kissei Pharmaceutical Co., Ltd.	6,800	136,456
Kita-Nippon Bank, Ltd. (The)	2,200	31,221
Kitagawa Corp.	3,100	24,593
Kitano Construction Corp.	1,400	29,560
Kitanotatsujin Corp.	14,100	28,423
Kitz Corp.	19,100	143,881
Kiyo Bank, Ltd. (The)	15,500	160,122
Koa Corp.	8,400	105,637
Koatsu Gas Kogyo Co., Ltd.	9,100	47,462
Kobe Electric Railway Co., Ltd. (a)	1,400	29,211
Kohnan Shoji Co., Ltd.	7,100	172,896
Kohsoku Corp.	3,300	47,220
Koike Sanso Kogyo Co., Ltd.	700	15,719
Kojima Co., Ltd. (d)	7,800	32,248
Kokuyo Co., Ltd.	21,700	298,870
Komatsu Matere Co., Ltd.	4,200	19,732
Komatsu Wall Industry Co., Ltd.	1,800	33,648
KOMEDA Holdings Co., Ltd.	12,600	237,332
Komehyo Holdings Co., Ltd.	1,300	43,314
Komeri Co., Ltd.	8,200	167,136
Komori Corp.	12,700	83,220
Konaka Co., Ltd.	7,300	19,585
Kondotec, Inc.	6,900	57,674
Konica Minolta, Inc.	72,700	250,745
Konishi Co., Ltd.	8,000	127,820
Konoike Transport Co., Ltd.	6,900	79,479
Konoshima Chemical Co., Ltd.	600	7,485
Kosaido Holdings Co., Ltd.	3,700	54,185
Koshidaka Holdings Co., Ltd.	2,400	20,152
Kotobuki Spirits Co., Ltd.	2,600	190,751
Kotobukiya Co., Ltd. (d)	1,500	29,262
Kozo Keikaku Engineering, Inc.	1,200	28,262
KPP Group Holdings Co., Ltd.	3,700	16,415
Krosaki Harima Corp.	1,300	80,402
KRS Corp.	4,400	29,108
KU Holdings Co., Ltd.	5,500	48,073

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Kumagai Gumi Co., Ltd.	9,400	$201,317
Kumiai Chemical Industry Co., Ltd.	10,995	86,028
Kunimine Industries Co., Ltd.	1,200	8,478
Kurabo Industries, Ltd.	4,200	66,558
Kureha Corp.	4,300	246,366
Kurimoto, Ltd.	2,800	43,516
Kuriyama Holdings Corp.	2,300	15,079
Kusuri no. Aoki Holdings Co., Ltd.	3,900	220,014
KYB Corp.	4,600	162,186
Kyoden Co., Ltd.	6,500	20,834
Kyodo Printing Co., Ltd.	2,100	46,239
Kyoei Steel, Ltd.	4,700	66,576
Kyokuto Boeki Kaisha, Ltd.	3,600	44,039
Kyokuto Kaihatsu Kogyo Co., Ltd.	8,800	106,418
Kyokuto Securities Co., Ltd.	7,600	33,766
Kyokuyo Co., Ltd.	2,700	67,823
Kyorin Pharmaceutical Co., Ltd.	10,200	123,878
KYORITSU Co., Ltd.	6,800	7,014
Kyoritsu Maintenance Co., Ltd.	5,900	224,517
Kyosan Electric Manufacturing Co., Ltd.	12,600	43,972
Kyowa Electronic Instruments Co., Ltd.	8,000	20,145
Kyowa Leather Cloth Co., Ltd.	3,300	12,992
Kyudenko Corp.	10,600	285,188
Kyushu Financial Group, Inc.	80,900	343,217
LAC Co., Ltd.	5,900	30,794
Lacto Japan Co., Ltd.	1,400	19,683
LEC, Inc.	5,000	30,128
Leopalace21 Corp. (a) (d)	39,300	73,134
Life Corp.	4,000	85,140
LIFULL Co., Ltd.	17,000	33,950
Like, Inc.	2,100	24,572
Linical Co., Ltd.	2,600	14,770
Link And Motivation, Inc.	8,900	26,558
Lintec Corp.	10,500	166,197
LITALICO, Inc.	4,700	75,913
Look Holdings, Inc.	2,200	37,067
M&A Capital Partners Co., Ltd. (a)	3,600	83,928
m-up Holdings, Inc.	7,400	57,936
Mabuchi Motor Co., Ltd. (d)	13,100	365,541
Macnica Holdings, Inc.	12,950	540,616
Macromill, Inc.	12,100	70,950
Maeda Kosen Co., Ltd.	5,100	113,550
Maezawa Kasei Industries Co., Ltd. (d)	4,300	46,307
Maezawa Kyuso Industries Co., Ltd.	5,800	44,947
Makino Milling Machine Co., Ltd.	5,800	226,039
Management Solutions Co., Ltd.	1,800	51,413
Mandom Corp.	8,900	89,592
Mani, Inc.	18,500	219,396
MarkLines Co., Ltd.	3,000	53,754
Mars Group Holdings Corp.	3,600	71,623
Marubun Corp.	4,200	38,458
Marudai Food Co., Ltd.	4,700	48,551
Marufuji Sheet Piling Co., Ltd.	1,300	20,459
Maruha Nichiro Corp.	10,400	175,169
Maruichi Steel Tube, Ltd.	9,300	213,916
MARUKA FURUSATO Corp.	993	15,794
Marumae Co., Ltd. (d)	2,500	29,778

Japan—(Continued)
Marusan Securities Co., Ltd. (d)	16,400	50,384
Maruwa Co., Ltd.	2,600	403,435
Maruyama Manufacturing Co., Inc.	1,500	19,649
Maruzen CHI Holdings Co., Ltd. (d)	11,900	29,416
Maruzen Co. Ltd/Taito ward	900	12,826
Maruzen Showa Unyu Co., Ltd.	3,600	98,450
Marvelous, Inc.	9,500	44,415
Matching Service Japan Co., Ltd.	1,200	9,462
Matsuda Sangyo Co., Ltd.	3,600	56,942
Matsui Construction Co., Ltd.	6,400	30,902
Matsui Securities Co., Ltd.	31,000	171,117
Max Co., Ltd.	7,700	142,020
Maxe,ll Ltd.	12,900	143,659
Maxvalu Tokai Co., Ltd.	3,500	66,867
MCJ Co., Ltd.	17,300	120,603
MEC Co., Ltd.	4,200	103,628
Media Do Co., Ltd. (a)	2,100	20,851
Medical Data Vision Co., Ltd.	6,800	34,485
Medical System Network Co., Ltd.	7,000	18,630
Medikit Co., Ltd.	1,300	23,194
Medius Holdings Co., Ltd.	1,800	10,944
MedPeer, Inc. (a)	2,600	18,294
Megachips Corp.	4,200	109,021
Megmilk Snow Brand Co., Ltd.	12,100	164,156
Meidensha Corp.	9,000	125,043
Meiji Electric Industries Co., Ltd.	1,000	9,990
Meiji Shipping Co., Ltd. (d)	4,300	16,862
Meiko Electronics Co., Ltd.	6,300	119,240
Meisei Industrial Co., Ltd.	9,900	67,953
Meitec Corp.	18,900	326,170
Meito Sangyo Co., Ltd.	3,000	34,165
Meiwa Corp.	8,100	38,219
Meiwa Estate Co., Ltd.	5,200	37,218
Melco Holdings, Inc.	1,500	33,176
Members Co., Ltd.	1,800	22,685
Menicon Co., Ltd.	17,600	308,211
Mercuria Holdings Co., Ltd.	2,100	11,199
MetaReal Corp. (a)	1,400	19,467
METAWATER Co., Ltd.	3,600	46,050
Micronics Japan Co., Ltd.	6,300	88,236
Midac Holdings Co., Ltd.	900	9,573
Mie Kotsu Group Holdings, Inc.	8,600	34,142
Mikuni Corp.	7,300	22,988
Milbon Co., Ltd.	6,720	229,931
MIMAKI ENGINEERING Co., Ltd.	1,700	11,150
Mimasu Semiconductor Industry Co., Ltd.	4,400	95,825
Ministop Co., Ltd.	4,300	43,143
Miraial Co., Ltd.	2,900	31,970
MIRAIT ONE Corp.	21,880	275,875
Mirarth Holdings, Inc.	24,900	76,836
Miroku Jyoho Service Co., Ltd.	5,500	60,176
Mitani Corp.	22,700	214,657
Mitani Sekisan Co., Ltd.	2,100	71,918
Mito Securities Co., Ltd.	10,400	24,825
Mitsuba Corp.	9,300	52,738
Mitsubishi Kakoki Kaisha, Ltd.	800	15,447
Mitsubishi Logisnext Co., Ltd.	8,400	77,778

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Mitsubishi Logistics Corp.	4,800	$118,723
Mitsubishi Materials Corp.	5,100	92,065
Mitsubishi Paper Mills, Ltd.	8,800	34,627
Mitsubishi Pencil Co., Ltd. (d)	8,200	95,754
Mitsubishi Research Institute, Inc.	2,000	76,495
Mitsubishi Shokuhin Co., Ltd.	4,300	111,278
Mitsubishi Steel Manufacturing Co., Ltd.	4,400	42,485
Mitsuboshi Belting, Ltd.	4,800	147,659
Mitsui DM Sugar Holdings Co., Ltd.	4,800	92,002
Mitsui E&S Co., Ltd.	24,900	85,144
Mitsui Matsushima Holdings Co., Ltd. - Class C (d)	3,100	56,123
Mitsui Mining & Smelting Co., Ltd.	13,900	320,433
Mitsui-Soko Holdings Co., Ltd.	6,100	148,787
Mitsuuroko Group Holdings Co., Ltd.	7,800	74,977
Mixi, Inc.	11,700	217,934
Miyaji Engineering Group, Inc.	1,800	49,977
Miyazaki Bank, Ltd. (The)	4,100	66,693
Miyoshi Oil & Fat Co., Ltd.	2,800	19,925
Mizuho Leasing Co., Ltd.	6,700	219,444
Mizuho Medy Co., Ltd.	500	7,361
Mizuno Corp.	4,700	121,940
Mochida Pharmaceutical Co., Ltd.	4,700	107,770
Monex Group, Inc.	45,500	175,640
Money Partners Group Co., Ltd.	7,100	13,318
Monogatari Corp. (The)	7,800	189,223
MORESCO Corp.	2,500	20,535
Morinaga & Co., Ltd.	8,800	275,596
Morinaga Milk Industry Co., Ltd.	8,800	288,307
Moriroku Holdings Co., Ltd.	800	11,568
Morita Holdings Corp.	8,800	95,412
Morito Co., Ltd.	3,400	25,074
Morozoff, Ltd.	1,800	46,633
Mortgage Service Japan, Ltd.	1,200	4,686
Mory Industries, Inc.	1,600	38,148
Mr. Max Holdings, Ltd.	8,400	36,868
MRK Holdings, Inc. (d)	15,600	11,809
Mugen Estate Co., Ltd.	3,300	16,066
Murakami Corp.	2,500	52,161
Musashi Seimitsu Industry Co., Ltd.	13,400	165,311
Musashino Bank, Ltd. (The)	7,500	114,148
Mutoh Holdings Co., Ltd.	900	10,900
NAC Co., Ltd.	3,600	23,994
Nachi-Fujikoshi Corp.	3,800	108,270
Nafco Co., Ltd.	2,600	34,301
Nagano Keiki Co., Ltd.	4,200	69,225
Nagase & Co., Ltd.	23,700	394,006
Nagatanien Holdings Co., Ltd.	4,000	59,420
Nagawa Co., Ltd.	1,500	71,840
Naigai Trans Line, Ltd.	2,100	37,014
Nakabayashi Co., Ltd.	5,500	19,579
Nakamuraya Co., Ltd.	1,600	34,129
Nakanishi, Inc.	16,800	372,653
Nakano Corp.	4,000	10,861
Nakayama Steel Works, Ltd.	6,300	37,025
Nakayamafuku Co., Ltd.	2,000	4,799
Namura Shipbuilding Co., Ltd. (a)	11,256	49,212
Nankai Electric Railway Co., Ltd.	2,500	55,880

Japan—(Continued)
Nanto Bank, Ltd. (The)	7,800	132,773
Narasaki Sangyo Co., Ltd.	800	12,951
Natori Co., Ltd.	2,600	35,229
NEC Capital Solutions, Ltd.	2,500	56,003
NEC Networks & System Integration Corp.	11,000	152,150
NET One Systems Co., Ltd.	15,700	345,160
Neturen Co., Ltd.	7,300	49,502
New Art Holdings Co., Ltd.	1,235	14,197
New Japan Chemical Co., Ltd. (a)	9,900	16,618
Nextage Co., Ltd. (d)	12,300	239,115
NexTone, Inc. (a)	700	11,353
NF Holdings Corp.	1,600	14,526
NHK Spring Co., Ltd.	49,600	363,177
Nicca Chemical Co., Ltd.	1,400	8,256
Nice Corp.	2,300	23,960
Nichia Steel Works, Ltd.	9,100	19,503
Nichias Corp.	15,300	319,137
Nichiban Co., Ltd.	3,200	42,138
Nichicon Corp.	11,800	125,976
Nichiden Corp.	3,500	58,346
Nichiha Corp.	6,800	146,057
Nichimo Co., Ltd.	1,600	44,355
Nichireki Co., Ltd.	7,100	90,850
Nichirin Co., Ltd.	1,400	27,166
Nihon Chouzai Co., Ltd.	3,320	27,182
Nihon Dempa Kogyo Co., Ltd.	3,300	29,873
Nihon Dengi Co., Ltd.	400	11,845
Nihon Flush Co., Ltd.	6,000	40,520
Nihon House Holdings Co., Ltd.	10,000	25,749
Nihon Kagaku Sangyo Co., Ltd.	3,000	23,126
Nihon Kohden Corp.	5,000	133,636
Nihon Nohyaku Co., Ltd.	11,900	59,337
Nihon Parkerizing Co., Ltd.	24,500	183,098
Nihon Plast Co., Ltd.	4,500	13,953
Nihon Tokushu Toryo Co., Ltd.	2,900	21,589
Nihon Yamamura Glass Co., Ltd. (a)	3,800	30,707
Nikkiso Co., Ltd. (d)	12,400	78,545
Nikko Co., Ltd.	9,000	40,885
Nikkon Holdings Co., Ltd.	14,100	282,041
Nippn Corp.	12,200	156,231
Nippon Air Conditioning Services Co., Ltd.	9,600	50,218
Nippon Aqua Co., Ltd.	3,000	18,394
Nippon Beet Sugar Manufacturing Co., Ltd.	2,900	37,585
Nippon Carbide Industries Co., Inc.	2,300	22,474
Nippon Carbon Co., Ltd.	3,000	90,678
Nippon Chemi-Con Corp. (a)	5,900	51,632
Nippon Chemical Industrial Co., Ltd.	2,400	31,593
Nippon Coke & Engineering Co., Ltd. (a)	61,100	49,314
Nippon Computer Dynamics Co., Ltd.	1,700	11,181
Nippon Concept Corp.	1,500	18,390
Nippon Concrete Industries Co., Ltd. (a)	14,000	31,971
Nippon Denko Co., Ltd. (d)	29,065	57,109
Nippon Densetsu Kogyo Co., Ltd.	10,300	141,337
Nippon Dry-Chemical Co., Ltd.	1,000	12,487
Nippon Electric Glass Co., Ltd. (d)	17,600	310,267
Nippon Felt Co., Ltd.	8,600	24,954
Nippon Filcon Co., Ltd.	5,200	17,040

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nippon Fine Chemical Co., Ltd.	3,700	$74,657
Nippon Gas Co., Ltd.	29,600	414,902
Nippon Hume Corp.	6,700	36,045
Nippon Kayaku Co., Ltd.	25,700	218,490
Nippon Kodoshi Corp.	1,600	22,452
Nippon Koei Co., Ltd. (a) (b) (c) (d)	3,400	85,180
Nippon Light Metal Holdings Co., Ltd.	16,500	166,532
Nippon Paper Industries Co., Ltd. (a)	26,600	219,467
Nippon Parking Development Co., Ltd. - Class C (d)	53,400	83,383
Nippon Pillar Packing Co., Ltd.	4,700	153,008
Nippon Piston Ring Co., Ltd.	3,200	34,953
Nippon Rietec Co., Ltd.	3,700	35,485
Nippon Road Co., Ltd. (The)	900	58,477
Nippon Seiki Co., Ltd.	13,100	89,503
Nippon Seisen Co., Ltd.	700	24,021
Nippon Sharyo, Ltd.	2,600	36,349
Nippon Sheet Glass Co., Ltd. (a)	15,100	70,998
Nippon Shokubai Co., Ltd.	3,100	116,242
Nippon Signal Company, Ltd.	11,900	88,911
Nippon Soda Co., Ltd.	6,000	216,506
Nippon Thompson Co., Ltd.	15,700	65,031
Nippon Yakin Kogyo Co., Ltd. (d)	3,500	99,406
Nipro Corp.	39,400	279,490
Nishi-Nippon Financial Holdings, Inc.	30,100	268,963
Nishi-Nippon Railroad Co., Ltd.	15,900	270,757
Nishikawa Rubber Co., Ltd.	1,200	10,648
Nishimatsu Construction Co., Ltd.	9,800	238,513
Nishimatsuya Chain Co., Ltd.	11,300	133,665
Nishimoto Co., Ltd.	1,400	45,560
Nishio Holdings Co., Ltd.	6,000	141,887
Nissan Shatai Co., Ltd.	12,600	73,775
Nissan Tokyo Sales Holdings Co., Ltd.	11,000	29,293
Nissei ASB Machine Co., Ltd.	2,300	65,768
Nissei Plastic Industrial Co., Ltd.	4,500	31,088
Nissha Co., Ltd. (d)	11,100	130,184
Nisshin Group Holdings Co., Ltd.	12,300	44,231
Nisshin Oillio Group, Ltd. (The)	5,900	140,425
Nisshinbo Holdings, Inc.	33,720	280,140
Nissin Corp. (d)	4,300	75,367
Nisso Corp.	1,400	8,928
Nissui Corp.	80,800	362,978
Nitta Corp.	5,000	106,267
Nitta Gelatin, Inc.	4,500	23,184
NITTAN Corp.	6,300	13,488
Nittetsu Mining Co., Ltd.	3,400	106,210
Nitto Boseki Co., Ltd.	4,700	75,153
Nitto Fuji Flour Milling Co., Ltd.	800	25,973
Nitto Kogyo Corp.	7,600	188,631
Nitto Kohki Co., Ltd.	3,200	44,022
Nitto Seiko Co., Ltd.	8,900	36,097
Nittoc Construction Co., Ltd.	5,950	42,703
NJS Co., Ltd. (d)	2,200	41,272
Noevir Holdings Co., Ltd.	3,200	121,798
Nohmi Bosai, Ltd.	6,100	76,724
Nojima Corp.	18,000	171,395
NOK Corp.	13,300	195,004
Nomura Micro Science Co., Ltd.	1,300	61,244

Japan—(Continued)
Noritake Co., Ltd.	2,500	95,138
Noritsu Koki Co., Ltd. (d)	5,200	84,216
Noritz Corp.	8,500	105,198
North Pacific Bank, Ltd.	74,900	149,212
NS Tool Co., Ltd.	4,800	38,181
NS United Kaiun Kaisha, Ltd.	2,500	59,667
NSD Co., Ltd.	18,540	373,160
NSW, Inc.	1,900	32,225
NTN Corp.	110,900	235,846
Oat Agrio Co., Ltd.	400	5,725
Obara Group, Inc. (d)	2,700	78,355
Oenon Holdings, Inc.	12,300	29,878
Ogaki Kyoritsu Bank, Ltd. (The)	9,400	120,944
Ohara, Inc.	1,600	16,483
Ohashi Technica, Inc.	3,800	42,083
Ohba Co., Ltd.	4,600	24,963
Ohsho Food Service Corp.	3,600	167,508
OIE Sangyo Co., Ltd.	800	7,166
Oiles Corp.	6,200	86,020
Oisix ra daichi, Inc. (a)	5,600	96,106
Oita Bank, Ltd. (The)	4,300	64,989
Okabe Co., Ltd. (d)	9,400	48,063
Okada Aiyon Corp.	1,900	31,361
Okamoto Industries, Inc.	2,800	76,061
Okamoto Machine Tool Works, Ltd.	1,400	62,096
Okamura Corp.	16,500	219,560
Okasan Securities Group, Inc.	39,200	130,736
Oki Electric Industry Co., Ltd.	22,700	142,223
Okinawa Cellular Telephone Co.	7,500	156,341
Okinawa Electric Power Co., Inc. (The) (a)	13,527	107,997
Okinawa Financial Group, Inc.	6,460	93,619
OKUMA Corp.	6,400	344,199
Okumura Corp.	7,700	218,208
Okura Industrial Co., Ltd.	3,000	46,175
Okuwa Co., Ltd.	7,400	43,047
Onoken Co., Ltd.	4,300	47,942
Onward Holdings Co., Ltd.	22,500	62,578
Open Up Group, Inc. (d)	3,600	52,819
Optex Group Co., Ltd.	6,800	95,892
Optim Corp. (a)	4,200	29,722
Optorun Co., Ltd.	5,500	93,400
Organo Corp.	7,300	216,209
Oricon, Inc.	1,200	8,031
Orient Corp.	11,670	91,633
Oriental Shiraishi Corp.	33,400	71,672
Origin Co., Ltd.	2,200	19,692
Oro Co., Ltd.	2,100	30,440
Osaka Organic Chemical Industry, Ltd.	4,100	82,788
Osaka Soda Co., Ltd.	3,400	129,091
Osaka Steel Co., Ltd.	3,700	36,102
Osaki Electric Co., Ltd.	11,700	44,709
OSG Corp.	22,400	322,364
OUG Holdings, Inc.	700	11,945
Outsourcing, Inc.	32,100	306,400
Oyo Corp.	4,900	68,517
Ozu Corp.	600	6,614
Pacific Industrial Co., Ltd.	11,700	106,126

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Pacific Metals Co., Ltd. (a)	5,100	$54,074
Pack Corp. (The) (d)	3,900	81,333
Pal Group Holdings Co., Ltd.	4,300	116,521
PALTAC Corp.	1,900	63,248
Paraca, Inc.	300	4,054
Paramount Bed Holdings Co., Ltd.	12,000	200,143
Paris Miki Holdings, Inc.	10,600	24,257
Pasona Group, Inc.	6,200	72,018
PC Depot Corp.	7,000	23,339
PCI Holdings, Inc.	1,800	14,386
Pegasus Co., Ltd.	5,400	22,043
Penta-Ocean Construction Co., Ltd.	60,100	323,784
People Dreams & Technologies Group Co., Ltd.	1,400	16,355
PeptiDream, Inc. (a)	3,900	58,290
PIA Corp. (a)	500	11,775
Pickles Holdings Co., Ltd.	2,600	22,853
Pigeon Corp. (d)	31,900	440,085
Pilot Corp. (d)	5,800	184,218
Piolax, Inc.	7,300	110,499
Pole To Win Holdings, Inc.	7,900	43,144
PR Times, Inc. (a) (d)	700	6,930
Premium Group Co., Ltd.	7,800	94,578
Premium Water Holdings, Inc.	500	8,965
Press Kogyo Co., Ltd.	22,400	96,018
Pressance Corp.	4,000	56,410
Prestige International, Inc.	27,100	115,047
Prima Meat Packers, Ltd.	6,700	101,090
Pro-Ship, Inc.	2,300	22,639
Procrea Holdings, Inc. (d)	6,521	92,835
Pronexus, Inc.	5,100	35,446
Proto Corp.	7,500	59,430
PS Mitsubishi Construction Co., Ltd.	8,800	46,653
Punch Industry Co., Ltd.	2,700	9,420
QB Net Holdings Co., Ltd.	1,400	14,410
Qol Holdings Co., Ltd.	7,400	89,265
Quick Co., Ltd.	4,000	64,962
Raccoon Holdings, Inc.	4,100	19,471
Raito Kogyo Co., Ltd.	10,700	147,603
Raiznext Corp.	7,700	79,447
RaQualia Pharma, Inc. (a)	1,600	8,226
Rasa Industries, Ltd.	2,600	38,498
Raysum Co., Ltd.	1,000	20,613
Relo Group, Inc.	3,000	40,940
Rengo Co., Ltd.	50,000	308,585
RENOVA, Inc. (a)	5,100	57,710
Resorttrust, Inc.	23,800	352,486
Restar Holdings Corp.	4,500	76,698
Retail Partners Co., Ltd.	4,300	47,723
Rheon Automatic Machinery Co., Ltd.	5,000	49,554
Rhythm Co., Ltd.	2,500	28,780
Riberesute Corp. (d)	4,300	21,223
Ricoh Leasing Co., Ltd.	3,900	114,259
Ride On Express Holdings Co., Ltd.	1,700	12,452
Right On Co., Ltd. (a)	5,900	24,212
Riken Corp. (d)	2,500	54,496
Riken Keiki Co., Ltd.	3,700	148,648
Riken Technos Corp.	9,900	45,157

Japan—(Continued)
Riken Vitamin Co., Ltd.	5,400	80,312
Rion Co., Ltd.	2,200	29,862
Riso Kyoiku Co., Ltd.	34,770	63,789
Rock Field Co., Ltd.	6,600	68,459
Rokko Butter Co., Ltd.	3,600	32,639
Roland Corp. (d)	2,800	80,720
Roland DG Corp.	3,000	75,817
Rorze Corp.	2,500	202,978
Round One Corp.	37,800	150,122
RS Technologies Co., Ltd.	2,800	62,571
Ryobi, Ltd. (d)	6,200	88,641
Ryoden Corp.	4,500	69,035
Ryosan Co., Ltd.	3,900	118,814
S Foods, Inc.	4,500	98,488
S&B Foods, Inc.	1,500	37,219
S-Pool, Inc.	18,000	66,172
Sac’s Bar Holdings, Inc.	6,850	48,821
Sagami Rubber Industries Co., Ltd.	1,800	9,254
Saibu Gas Holdings Co., Ltd.	6,400	92,285
Saison Information Systems Co., Ltd.	600	7,687
Sakai Chemical Industry Co., Ltd.	4,700	61,210
Sakai Heavy Industries, Ltd.	1,000	37,535
Sakai Moving Service Co., Ltd.	2,800	97,375
Sakata INX Corp.	10,100	85,626
Sakura Internet, Inc. (d)	4,400	39,940
Sala Corp.	13,800	75,378
SAMTY Co., Ltd.	6,200	96,515
San Holdings, Inc.	2,800	42,986
San ju San Financial Group, Inc.	6,670	73,547
San-A Co., Ltd.	5,700	180,406
San-Ai Obbli Co., Ltd.	17,800	188,809
San-In Godo Bank, Ltd. (The)	33,700	190,193
Sanden Corp. (a) (d)	4,400	6,086
Sanei Architecture Planning Co., Ltd.	2,800	27,328
Sangetsu Corp.	12,600	218,080
Sanken Electric Co., Ltd.	4,000	377,431
Sanki Engineering Co., Ltd.	10,300	108,463
Sanko Metal Industrial Co., Ltd.	1,000	30,720
Sankyo Frontier Co., Ltd.	1,000	25,751
Sankyo Seiko Co., Ltd.	10,800	42,401
Sankyo Tateyama, Inc.	8,200	41,578
Sankyu, Inc.	6,900	228,574
Sanoh Industrial Co., Ltd.	6,300	37,798
Sansei Technologies, Inc.	800	7,848
Sansha Electric Manufacturing Co., Ltd.	2,700	27,043
Sanshin Electronics Co., Ltd.	2,400	35,862
Sanyo Chemical Industries, Ltd.	3,300	97,476
Sanyo Denki Co., Ltd.	2,500	134,876
Sanyo Electric Railway Co., Ltd.	4,800	73,050
Sanyo Industries, Ltd.	1,300	17,614
Sanyo Shokai, Ltd.	2,500	33,456
Sanyo Special Steel Co., Ltd.	5,000	99,328
Sanyo Trading Co., Ltd.	5,300	51,886
Sapporo Holdings, Ltd.	10,600	273,141
Sata Construction Co., Ltd.	2,600	8,472
Sato Holdings Corp.	8,100	109,940
Sato Shoji Corp.	4,100	41,480

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Satori Electric Co., Ltd.	2,100	$24,783
Sawai Group Holdings Co., Ltd.	7,500	189,199
Saxa Holdings, Inc.	2,400	35,164
SB Technology, Corp.	3,000	54,625
SBI Insurance Group Co., Ltd.	1,400	9,899
SBS Holdings, Inc.	5,200	115,664
Scroll Corp.	8,000	53,669
SEC Carbon, Ltd.	200	14,752
Seed Co., Ltd.	1,700	6,889
Seika Corp.	2,600	35,672
Seikagaku Corp.	9,800	51,438
Seikitokyu Kogyo Co., Ltd.	8,400	82,711
Seiko Group Corp.	7,600	138,011
Seiko PMC Corp.	3,500	14,461
Seikoh Giken Co. Ltd.	700	7,518
Seino Holdings Co., Ltd.	3,800	54,129
Seiren Co., Ltd. (d)	12,600	216,654
Sekisui Jushi Corp.	6,100	97,232
Sekisui Kasei Co., Ltd.	8,100	24,767
SEMITEC Corp.	1,600	24,470
Senko Group Holdings Co., Ltd.	29,400	211,794
Senshu Electric Co., Ltd.	3,800	97,181
Senshu Ikeda Holdings, Inc.	63,200	102,961
Senshukai Co., Ltd. (a) (d)	11,000	30,812
SERAKU Co., Ltd.	700	7,831
Seria Co., Ltd.	11,900	190,008
Seven Bank, Ltd.	33,800	66,570
Shibaura Electronics Co., Ltd.	1,900	87,843
Shibaura Machine Co., Ltd.	5,700	193,396
Shibaura Mechatronics Corp.	900	140,406
Shibusawa Warehouse Co., Ltd. (The)	2,800	54,432
Shibuya Corp.	4,400	80,813
Shidax Corp.	3,000	14,531
Shiga Bank, Ltd. (The)	9,500	179,321
Shikibo, Ltd.	4,700	32,989
Shikoku Bank, Ltd. (The)	10,600	63,219
Shikoku Electric Power Co., Inc. (a)	40,900	278,433
Shikoku Kasei Holdings Corp.	8,700	91,275
Shima Seiki Manufacturing, Ltd.	7,000	90,565
Shimizu Bank, Ltd. (The)	3,400	34,565
Shimojima Co., Ltd.	4,200	32,584
Shin Nippon Air Technologies Co., Ltd.	2,100	33,449
Shin Nippon Biomedical Laboratories, Ltd.	5,300	78,744
Shin-Etsu Polymer Co., Ltd.	11,900	126,606
Shinagawa Refractories Co., Ltd.	1,600	60,241
Shindengen Electric Manufacturing Co., Ltd.	1,900	43,183
Shinki Bus Co., Ltd.	900	21,395
Shinko Shoji Co., Ltd.	8,400	68,958
Shinmaywa Industries, Ltd.	15,000	141,188
Shinnihon Corp.	6,300	55,767
Shinnihonseiyaku Co., Ltd.	1,100	10,830
Shinsho Corp.	1,400	56,598
Shinwa Co., Ltd.	3,200	52,297
Shinwa Co., Ltd.	2,200	11,695
Ship Healthcare Holdings, Inc.	15,700	259,233
Shizuki Electric Co., Inc.	8,000	26,927
Shizuoka Gas Co., Ltd.	11,300	92,106

Japan—(Continued)
Shoei Co., Ltd.	12,600	233,567
Shoei Foods Corp.	3,400	101,118
Shofu, Inc.	3,500	56,349
Showa Sangyo Co., Ltd.	5,700	106,194
SIGMAXYZ Holdings, Inc.	7,200	69,588
Siix Corp.	7,800	85,475
Silver Life Co., Ltd. (a) (d)	900	8,900
Simplex Holdings, Inc.	700	12,804
Sinanen Holdings Co., Ltd.	1,800	47,726
Sinfonia Technology Co., Ltd.	6,200	74,394
Sinko Industries, Ltd.	5,600	81,358
Sintokogio, Ltd.	10,800	82,627
SK-Electronics Co., Ltd.	2,700	32,767
SKY Perfect JSAT Holdings, Inc.	43,700	174,197
Smaregi, Inc. (a) (d)	1,200	18,687
SMK Corp.	1,700	28,574
SMS Co., Ltd.	8,200	164,312
Snow Peak, Inc. (d)	5,400	70,396
SNT Corp.	7,300	12,809
Soda Nikka Co., Ltd.	4,500	25,722
Sodick Co., Ltd. (d)	14,500	72,018
Soft99 Corp.	5,100	48,958
Softcreate Holdings Corp.	4,600	56,747
Software Service, Inc.	900	67,208
Soiken Holdings, Inc.	2,100	4,369
Soken Chemical & Engineering Co. Ltd.	700	9,292
Solasto Corp.	12,800	59,305
Soliton Systems KK	2,500	22,559
Solxyz Co., Ltd.	1,400	4,397
Sotetsu Holdings, Inc.	12,100	213,498
Sotoh Co., Ltd.	3,100	17,100
Space Co., Ltd.	5,060	36,483
Sparx Group Co., Ltd.	5,840	62,383
SPK Corp.	3,400	42,489
Sprix, Inc.	1,300	7,220
SRA Holdings	3,100	70,039
SRE Holdings Corp. (a)	1,900	50,827
ST Corp.	4,100	43,007
St-Care Holding Corp.	2,300	12,428
St. Marc Holdings Co., Ltd.	5,100	66,819
Star Mica Holdings Co., Ltd.	6,000	27,274
Star Micronics Co., Ltd.	9,200	115,385
Starts Corp., Inc.	8,700	178,692
Starzen Co., Ltd.	3,700	58,793
Stella Chemifa Corp.	3,000	65,050
Step Co., Ltd.	2,500	31,432
Strike Co., Ltd.	2,200	53,283
Studio Alice Co., Ltd.	2,900	44,698
Subaru Enterprise Co., Ltd.	100	6,984
Sugimoto & Co., Ltd.	3,000	45,586
Sumida Corp.	7,500	76,550
Suminoe Textile Co., Ltd.	1,400	21,266
Sumitomo Bakelite Co., Ltd.	7,900	329,494
Sumitomo Dainippon Pharma Co., Ltd.	4,500	19,973
Sumitomo Densetsu Co., Ltd.	4,900	105,855
Sumitomo Mitsui Construction Co., Ltd.	40,360	103,828
Sumitomo Osaka Cement Co., Ltd.	7,900	209,461

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Sumitomo Riko Co., Ltd.	11,500	$68,553
Sumitomo Seika Chemicals Co., Ltd.	2,200	68,394
Sumitomo Warehouse Co., Ltd. (The)	14,700	242,283
Sun Frontier Fudousan Co., Ltd.	8,800	87,586
Sun-Wa Technos Corp.	3,000	49,949
Suncall Corp.	8,300	30,438
Suruga Bank, Ltd.	39,500	158,002
Suzuki Co., Ltd.	3,300	21,671
SWCC Corp.	7,600	101,597
System Information Co., Ltd.	2,800	14,940
System Research Co., Ltd.	1,200	22,515
Systems Engineering Consultants Co., Ltd.	600	13,792
Systena Corp.	71,400	145,592
Syuppin Co., Ltd.	6,100	48,827
T Hasegawa Co., Ltd.	6,000	144,073
T RAD Co., Ltd.	1,900	24,368
T&K Toka Co., Ltd.	5,700	46,739
T-Gaia Corp.	6,000	72,278
Tachi-S Co., Ltd.	8,900	96,128
Tachibana Eletech Co., Ltd.	4,840	100,059
Tachikawa Corp.	3,100	27,506
Tadano, Ltd.	28,200	224,952
Taihei Dengyo Kaisha, Ltd.	3,700	109,701
Taiheiyo Cement Corp.	17,300	339,498
Taiheiyo Kouhatsu, Inc.	2,100	11,000
Taiho Kogyo Co., Ltd.	6,400	41,694
Taikisha, Ltd.	6,700	191,035
Taiko Bank, Ltd. (The)	3,100	22,681
Taisei Lamick Co., Ltd.	2,200	44,518
Taiyo Holdings Co., Ltd.	9,800	182,422
Takamatsu Construction Group Co., Ltd.	3,700	66,602
Takamiya Co., Ltd.	5,200	19,385
Takano Co., Ltd.	4,600	25,582
Takaoka Toko Co., Ltd.	3,165	47,384
Takara & Co., Ltd.	1,300	21,079
Takara Bio, Inc.	11,100	127,570
Takara Holdings, Inc.	36,400	296,405
Takara Standard Co., Ltd.	8,300	106,194
Takasago International Corp.	3,600	67,759
Takasago Thermal Engineering Co., Ltd.	11,100	186,667
Takashima & Co., Ltd.	1,500	36,267
Takashimaya Co., Ltd.	3,800	53,083
Takemoto Yohki Co., Ltd.	1,200	7,007
Takeuchi Manufacturing Co., Ltd.	9,400	291,873
Takisawa Machine Tool Co., Ltd.	2,200	18,762
Takuma Co., Ltd.	12,900	132,982
Tama Home Co., Ltd.	4,000	91,680
Tamron Co., Ltd.	5,100	143,067
Tamura Corp. (d)	22,100	102,958
Tanseisha Co., Ltd.	11,750	64,533
Tatsuta Electric Wire and Cable Co., Ltd. (a)	14,200	70,168
Tayca Corp.	4,000	38,288
Tazmo Co., Ltd.	2,500	42,509
TBK Co., Ltd. (a)	8,000	22,331
TDC Soft, Inc.	4,900	61,538
TechMatrix Corp.	9,800	127,118
Techno Medica Co., Ltd.	2,400	31,151

Japan—(Continued)
Techno Ryowa, Ltd.	4,800	31,970
Teijin, Ltd.	25,700	258,381
Teikoku Electric Manufacturing Co., Ltd.	4,200	79,587
Teikoku Sen-I Co., Ltd. (d)	4,900	55,744
Teikoku Tsushin Kogyo Co., Ltd.	3,000	35,074
Tekken Corp.	2,700	38,705
Temairazu, Inc.	700	19,497
Tenma Corp.	3,600	65,594
TERILOGY HOLDINGS	1,600	3,648
Tess Holdings Co., Ltd. (d)	1,300	8,299
Tigers Polymer Corp.	2,200	9,139
TKC Corp.	7,400	200,287
TKP Corp. (a)	2,100	40,187
Toa Corp.	6,000	38,556
Toa Corp.	3,300	71,384
TOA ROAD Corp.	2,200	71,348
Toagosei Co., Ltd. (d)	25,200	226,511
Tobishima Corp.	5,560	49,126
TOC Co., Ltd.	10,000	43,927
Tocalo Co., Ltd.	17,400	182,656
Tochigi Bank, Ltd. (The)	27,400	47,958
Toda Corp.	36,000	202,651
Toda Kogyo Corp. (a)	600	9,730
Toei Co., Ltd.	400	51,037
Toell Co., Ltd.	3,100	16,333
Toenec Corp.	1,900	47,528
Toho Bank, Ltd. (The)	57,800	91,116
Toho Co., Ltd.	1,700	34,482
Toho Gas Co., Ltd.	9,100	157,878
Toho Holdings Co., Ltd.	13,700	252,236
Toho Titanium Co., Ltd. (d)	9,800	119,494
Toho Zinc Co., Ltd.	3,400	40,013
Tohoku Bank, Ltd. (The)	4,700	33,804
Tohokushinsha Film Corp.	4,800	31,516
Tokai Carbon Co., Ltd.	32,400	298,355
Tokai Corp.	5,800	76,226
TOKAI Holdings Corp.	24,700	154,485
Tokai Lease Co., Ltd.	1,600	14,447
Tokai Rika Co., Ltd.	14,000	208,195
Tokai Tokyo Financial Holdings, Inc.	50,800	135,221
Token Corp.	1,760	91,087
Tokushu Tokai Paper Co., Ltd.	2,500	56,027
Tokuyama Corp.	15,800	261,516
Tokyo Base Co., Ltd. (d)	4,100	10,105
Tokyo Electron Device, Ltd.	2,000	147,537
Tokyo Energy & Systems, Inc.	6,200	42,082
Tokyo Individualized Educational Institute, Inc.	2,500	8,966
Tokyo Keiki, Inc.	4,200	38,315
Tokyo Kiraboshi Financial Group, Inc.	7,324	160,023
Tokyo Ohka Kogyo Co., Ltd. (d)	1,600	98,050
Tokyo Rakutenchi Co., Ltd. (d)	1,000	28,638
Tokyo Rope Manufacturing Co., Ltd.	2,800	22,776
Tokyo Sangyo Co., Ltd.	5,500	34,060
Tokyo Seimitsu Co., Ltd.	10,900	603,377
Tokyo Steel Manufacturing Co., Ltd.	18,900	178,872
Tokyo Tekko Co., Ltd.	2,500	57,353
Tokyo Theatres Co., Inc.	2,900	22,719

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Tokyotokeiba Co., Ltd.	4,200	$114,881
Tokyu Construction Co., Ltd.	21,400	110,791
Toli Corp.	15,600	36,908
Tomato Bank, Ltd.	4,200	30,429
Tomen Devices Corp.	800	28,096
Tomoe Corp.	9,800	33,628
Tomoe Engineering Co., Ltd.	2,100	42,902
Tomoku Co., Ltd.	3,000	43,289
TOMONY Holdings, Inc.	40,500	103,428
Tomy Co., Ltd.	23,200	292,660
Tonami Holdings Co., Ltd.	1,300	41,691
Topcon Corp.	28,800	421,486
Topre Corp.	9,800	108,871
Topy Industries, Ltd.	4,000	63,152
Torex Semiconductor, Ltd.	500	8,298
Toridolll Holdings Corp.	11,600	252,927
Torigoe Co., Ltd. (The)	6,000	25,557
Torii Pharmaceutical Co., Ltd.	3,500	88,211
Torishima Pump Manufacturing Co., Ltd.	5,200	68,871
Tosei Corp.	9,300	113,234
Toshiba TEC Corp.	6,000	172,858
Totech Corp.	700	23,300
Totetsu Kogyo Co., Ltd.	7,200	134,052
Tottori Bank, Ltd. (The)	3,700	29,812
Toukei Computer Co., Ltd.	300	12,794
Towa Bank, Ltd. (The)	11,500	42,742
Towa Corp.	6,300	113,185
Towa Pharmaceutical Co., Ltd.	7,700	94,951
Toyo Construction Co., Ltd.	25,499	192,039
Toyo Corp.	7,900	79,101
Toyo Denki Seizo KK	3,200	21,756
Toyo Engineering Corp. (a)	8,200	33,701
Toyo Gosei Co., Ltd.	800	57,226
Toyo Ink SC Holdings Co., Ltd.	8,900	134,752
Toyo Kanetsu KK	2,400	57,031
Toyo Machinery & Metal Co., Ltd.	6,000	28,183
Toyo Securities Co., Ltd.	14,100	30,275
Toyo Tanso Co., Ltd.	3,600	129,086
Toyo Tire Corp.	19,400	258,274
Toyo Wharf & Warehouse Co., Ltd.	2,500	24,026
Toyobo Co., Ltd.	22,100	158,540
Toyoda Gosei Co., Ltd.	2,300	43,782
TPR Co., Ltd.	6,300	74,385
Traders Holdings Co., Ltd.	2,800	11,100
Trancom Co., Ltd.	2,300	105,137
Trans Genic, Inc.	2,700	5,675
Transaction Co., Ltd.	1,400	18,621
Transcosmos, Inc.	4,200	104,379
TRE Holdings Corp.	5,600	48,457
Tri Chemical Laboratories, Inc.	6,000	117,743
Trusco Nakayama Corp.	11,300	179,519
TS Tech Co., Ltd.	20,700	262,264
TSI Holdings Co., Ltd.	14,405	79,090
Tsubaki Nakashima Co., Ltd. (d)	13,000	73,380
Tsubakimoto Chain Co.	6,300	161,092
Tsubakimoto Kogyo Co., Ltd.	1,600	46,056
Tsugami Corp.	10,600	102,359

Japan—(Continued)
Tsukishima Holdings Co., Ltd.	7,200	60,677
Tsukuba Bank, Ltd.	26,700	37,739
Tsumura & Co.	16,200	299,876
Tsurumi Manufacturing Co., Ltd.	4,500	81,705
Tsutsumi Jewelry Co., Ltd.	700	11,419
TV Asahi Holdings Corp.	6,300	72,033
TV Tokyo Holdings Corp.	1,800	42,260
TYK Corp.	6,000	14,295
UACJ Corp.	7,985	151,935
UBE Corp.	24,700	424,497
Ubicom Holdings, Inc.	500	5,591
Uchida Yoko Co., Ltd.	2,100	85,003
Ueki Corp.	2,200	21,345
ULS Group, Inc.	600	16,315
Ulvac, Inc. (d)	6,800	289,376
Union Tool Co.	2,900	65,114
Unipres Corp.	10,600	85,794
United Arrows, Ltd.	3,100	53,710
United Super Markets Holdings, Inc. (d)	15,500	119,864
UNITED, Inc.	6,000	36,865
Unitika, Ltd. (a)	15,600	25,409
Universal Entertainment Corp. (a)	6,100	104,067
Urbanet Corp. Co., Ltd. (d)	4,500	10,275
Usen-Next Holdings Co., Ltd.	2,700	63,618
Ushio, Inc.	25,500	344,421
UT Group Co., Ltd. (a)	6,600	139,473
UUUM Co., Ltd. (a) (d)	1,800	9,057
V Technology Co., Ltd.	2,700	45,610
V-Cube, Inc.	2,100	6,915
Valor Holdings Co., Ltd.	9,800	136,301
Valqua, Ltd.	4,600	125,928
Value HR Co., Ltd. (d)	2,000	20,118
ValueCommerce Co., Ltd.	4,300	40,281
Vector, Inc.	8,200	76,707
Vertex Corp.	3,000	32,879
Village Vanguard Co., Ltd. (a)	2,300	17,060
VINX Corp.	1,000	9,734
Vision, Inc. (a)	3,100	39,794
Visional, Inc. (a)	1,000	55,361
Vital KSK Holdings, Inc.	10,800	66,940
VT Holdings Co., Ltd.	19,800	75,381
Wacoal Holdings Corp.	11,200	224,239
Wacom Co., Ltd.	39,500	162,131
Wakachiku Construction Co., Ltd.	2,800	61,849
Wakamoto Pharmaceutical Co., Ltd.	9,000	14,275
Wakita & Co., Ltd.	9,700	87,186
Warabeya Nichiyo Holdings Co., Ltd.	4,200	64,873
Waseda Academy Co., Ltd.	1,400	13,112
Watahan & Co., Ltd.	3,200	30,442
Watts Co., Ltd.	1,900	9,442
WDB Holdings Co., Ltd.	2,700	39,920
Weathernews, Inc.	1,500	69,354
Welbe, Inc. (a)	2,300	7,231
Wellneo Sugar Co., Ltd.	2,400	32,990
Wellnet Corp. (d)	4,400	18,378
West Holdings Corp.	5,629	98,086
Will Group, Inc.	4,200	32,268

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
WIN-Partners Co., Ltd.	5,000	$35,793
WingArc1st, Inc.	1,800	29,728
Wood One Co., Ltd.	2,600	21,225
World Co., Ltd.	5,000	57,486
World Holdings Co., Ltd.	2,500	47,188
Wowow, Inc.	2,200	17,498
Xebio Holdings Co., Ltd.	7,300	55,266
YA-MAN, Ltd. (d)	8,800	61,797
Yachiyo Industry Co., Ltd.	3,900	31,831
Yahagi Construction Co., Ltd.	9,500	81,762
Yaizu Suisankagaku Industry Co., Ltd. (d)	4,400	25,112
YAKUODO Holdings Co., Ltd.	2,900	51,198
YAMABIKO Corp.	10,200	110,961
YAMADA Consulting Group Co., Ltd.	3,100	34,915
Yamagata Bank, Ltd. (The)	6,900	50,355
Yamaguchi Financial Group, Inc.	54,800	370,412
Yamaichi Electronics Co., Ltd.	6,100	101,168
Yamanashi Chuo Bank, Ltd. (The)	7,800	67,777
Yamatane Corp.	3,400	40,737
Yamato Corp.	5,000	31,969
Yamaura Corp.	2,800	22,631
Yamaya Corp.	1,150	21,697
Yamazawa Co., Ltd.	1,000	8,810
Yamazen Corp.	16,300	125,602
Yaoko Co., Ltd.	2,600	130,567
Yashima Denki Co., Ltd.	7,500	72,727
Yasuda Logistics Corp.	4,900	33,466
Yasunaga Corp. (d)	1,700	11,008
Yellow Hat, Ltd.	9,200	118,540
Yodogawa Steel Works, Ltd.	5,500	129,954
Yokogawa Bridge Holdings Corp.	9,200	161,946
Yokorei Co., Ltd.	14,000	114,036
Yokowo Co., Ltd.	4,300	55,611
Yomeishu Seizo Co., Ltd.	2,400	31,015
Yondenko Corp.	2,400	37,413
Yondoshi Holdings, Inc.	4,600	57,528
Yonex Co., Ltd.	9,500	91,923
Yorozu Corp.	6,500	43,206
Yoshinoya Holdings Co., Ltd. (d)	17,200	305,105
Yotai Refractories Co., Ltd.	4,100	41,185
Yuasa Funashoku Co., Ltd.	1,300	26,687
Yuasa Trading Co., Ltd.	4,800	146,916
Yuken Kogyo Co., Ltd.	1,300	18,500
Yukiguni Maitake Co., Ltd.	2,100	14,230
Yurtec Corp.	10,300	61,769
Yushin Precision Equipment Co., Ltd.	2,900	14,456
Yushiro Chemical Industry Co., Ltd.	3,700	27,983
Yutaka Giken Co., Ltd.	600	7,524
Zaoh Co., Ltd.	800	13,480
Zenrin Co., Ltd.	9,750	62,563
ZERIA Pharmaceutical Co., Ltd.	2,800	47,695
ZIGExN Co., Ltd.	8,400	46,264
Zuiko Corp.	4,000	35,447

		123,996,334

Jersey, Channel Islands—0.1%
Centamin plc	366,127	425,801
JTC plc	1,205	10,882

		436,683

Jordan—0.0%
Hikma Pharmaceuticals plc	7,175	172,376

Liechtenstein—0.1%
Liechtensteinische Landesbank AG	3,366	220,724
VP Bank AG - Class A	1,049	98,956

		319,680

Luxembourg—0.3%
ADLER Group S.A (a) (d)	1,495	904
APERAM S.A.	13,472	421,308
Befesa S.A.	9,306	355,394
L’Occitane International S.A.	51,500	124,060
SES S.A.	84,181	495,890

		1,397,556

Macau—0.0%
MECOM Power and Construction, Ltd.	211,500	26,800
SJM Holdings, Ltd. (a)	384,249	164,783

		191,583

Malta—0.0%
Gaming Innovation Group, Inc. (a)	5,882	13,535

Mongolia—0.0%
Mongolian Mining Corp. (a)	33,000	8,373

Netherlands—2.2%
Aalberts NV	24,095	1,014,319
Acomo NV	2,850	68,103
Alfen NV (a) (d)	4,827	324,694
AMG Critical Materials NV	9,489	491,479
Arcadis NV	18,701	782,968
ASR Nederland NV	20,052	901,899
Basic-Fit NV (a) (d)	8,733	333,477
BE Semiconductor Industries NV	16,004	1,734,944
Beter Bed Holding NV (d)	5,373	17,202
Brack Capital Properties NV (a)	856	92,050
Brunel International NV	6,045	78,807
Corbion NV	16,447	392,535
CTP NV	9,297	120,700
Euronext NV	2,332	158,619
Flow Traders Ltd.	10,451	230,607
ForFarmers NV	10,101	30,348
Fugro NV (a)	23,967	372,779
Heijmans NV	6,019	71,231
Just Eat Takeaway.com NV (a) (d)	975	14,981
Kendrion NV	3,766	69,474
Koninklijke BAM Groep NV	68,574	132,142
Koninklijke Vopak NV	13,444	479,434
Lucas Bols B.V. (d)	1,325	15,110

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Netherlands—(Continued)
MFE-MediaForEurope NV - Class A	184,032	$102,647
MFE-MediaForEurope NV - Class B (d)	95,311	73,113
Nedap NV	1,575	100,053
New World Resources plc - Class A (a) (b) (c)	11,898	0
OCI NV (a)	5,473	131,388
Ordina NV	23,469	145,205
Pharming Group NV (a)	76,183	89,465
PostNL NV (d)	94,886	165,320
Redcare Pharmacy NV (a)	680	70,363
Rhi Magnesita NV	4,696	158,848
SBM Offshore NV	31,084	426,376
SIF Holding NV (a) (d)	1,259	18,307
Signify NV	28,840	808,695
Sligro Food Group NV	6,049	104,145
SRH NV (a) (b) (c)	105,329	0
TKH Group NV	11,770	583,835
TomTom NV (a) (d)	22,362	173,806
Van Lanschot Kempen NV	6,057	203,310

		11,282,778

New Zealand—0.4%
Air New Zealand, Ltd. (a)	216,039	103,613
Arvida Group, Ltd.	95,215	73,826
Briscoe Group, Ltd.	13,123	32,943
Channel Infrastructure NZ, Ltd.	39,302	35,515
Chorus, Ltd.	64,190	332,188
Delegat Group, Ltd.	6,671	35,399
Eroad, Ltd. (a)	4,808	3,696
Freightways Group Ltd.	25,733	131,620
Gentrack Group, Ltd. (a)	7,810	20,022
Hallenstein Glasson Holdings, Ltd.	13,182	49,626
Heartland Group Holdings, Ltd.	122,296	127,986
Investore Property, Ltd. (REIT) (d)	46,089	40,231
KMD Brands Ltd. (d)	106,864	65,625
Manawa Energy, Ltd.	13,980	42,517
Michael Hill International, Ltd.	82,929	49,098
NZME, Ltd.	71,247	41,542
NZX, Ltd.	79,447	56,730
Oceania Healthcare, Ltd.	113,418	53,588
Pacific Edge, Ltd. (a) (d)	89,677	4,791
PGG Wrightson, Ltd.	5,854	14,684
Restaurant Brands New Zealand, Ltd.	7,507	28,823
Sanford, Ltd.	17,782	44,663
Scales Corp., Ltd. (d)	25,709	49,789
Serko, Ltd. (a)	5,880	13,592
Skellerup Holdings, Ltd.	34,311	96,686
SKY Network Television, Ltd.	38,232	57,163
SKYCITY Entertainment Group, Ltd.	133,795	187,279
Steel & Tube Holdings, Ltd.	51,732	35,612
Summerset Group Holdings, Ltd.	22,516	132,663
Synlait Milk, Ltd. (a)	17,226	17,670
Tourism Holdings, Ltd. (a)	26,255	62,366
TOWER, Ltd.	53,852	20,960
Turners Automotive Group, Ltd.	8,394	18,672
Warehouse Group, Ltd. (The)	26,369	28,559

		2,109,737

Norway—0.7%
2020 Bulkers, Ltd. (a) (d)	3,023	28,733
ABG Sundal Collier Holding ASA	134,443	65,256
AF Gruppen ASA	720	8,930
Akastor ASA (a) (d)	47,184	48,616
Aker Carbon Capture ASA (a)	38,063	49,922
Aker Solutions ASA	12,676	45,882
AMSC ASA (a) (d)	16,816	62,588
Arcticzymes Technologies ASA (a)	4,578	17,061
Atea ASA (a)	14,965	217,499
Axactor ASA (a)	50,628	24,007
B2Holding ASA	54,575	33,765
Belships ASA (d)	6,016	9,463
BLUENORD ASA (a) (d)	3,930	149,684
Bonheur ASA	6,131	148,509
Borregaard ASA	9,707	143,645
Bouvet ASA	9,623	58,197
BW Energy, Ltd. (a)	26,286	63,208
BW Offshore, Ltd.	24,958	60,921
Cloudberry Clean Energy ASA (a)	5,774	6,893
Crayon Group Holding ASA (a)	9,599	93,856
DNO ASA (d)	116,360	102,515
Europris ASA	48,402	322,871
Grieg Seafood ASA (d)	13,378	83,731
Hexagon Composites ASA (a)	36,341	92,214
IDEX Biometrics ASA (a)	200,592	13,348
Itera ASA	17,553	24,521
Kahoot ASA (a)	28,011	76,613
Kid ASA	4,010	28,174
Kitron ASA	28,832	116,917
Kongsberg Automotive ASA (a)	222,670	50,908
Medistim ASA	1,762	45,791
MPC Container Ships ASA	39,419	67,368
Multiconsult ASA	1,528	21,923
Nekkar ASA (a) (d)	8,927	5,181
Norske Skog ASA (d)	5,807	22,848
Norwegian Air Shuttle ASA (a)	68,212	65,454
Odfjell Drilling, Ltd. (a)	25,648	61,784
Odfjell SE - A Shares (d)	1,949	16,160
OKEA ASA	884	2,531
Otello Corp. ASA	150	112
Pareto Bank ASA (d)	2,287	10,645
PGS ASA (a)	142,218	79,001
Protector Forsikring ASA	18,584	286,017
REC Silicon ASA (a) (d)	64,361	96,327
Scatec ASA	7,609	49,854
Selvaag Bolig ASA	13,262	39,878
Sparebank 1 Oestlandet	3,002	36,361
SpareBank 1 Sorost-Norge (d)	3,854	18,168
Sparebanken More	2,450	17,621
Stolt-Nielsen, Ltd.	6,538	166,317
Ultimovacs ASA (a) (d)	1,682	12,099
Veidekke ASA	28,524	305,605
Wilh Wilhelmsen Holding ASA - Class A	2,124	55,829
XXL ASA (a) (d)	45,078	7,486

		3,738,807

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Peru—0.0%
Hochschild Mining plc	95,965	$86,667

Philippines—0.0%
Del Monte Pacific, Ltd.	77,636	11,266

Poland—0.0%
InPost S.A. (a)	4,880	52,950

Portugal—0.4%
Altri SGPS S.A. (d)	22,337	101,422
Banco Comercial Portugues S.A. - Class R (a)	2,143,248	514,299
Corticeira Amorim SGPS S.A.	2,047	21,611
CTT-Correios de Portugal S.A.	39,990	152,155
Greenvolt-Energias Renovaveis S.A. (a) (d)	9,644	64,401
Mota-Engil SGPS S.A. (d)	25,385	62,230
Navigator Co. S.A. (The) (d)	64,155	217,409
NOS SGPS S.A.	68,800	244,814
REN - Redes Energeticas Nacionais SGPS S.A.	122,322	333,161
Sonae SGPS S.A.	276,742	272,228

		1,983,730

Singapore—1.1%
Abterra, Ltd. (a) (b) (c)	51,720	0
AEM Holdings, Ltd.	46,700	128,746
Avarga, Ltd. (a)	46,000	6,732
Banyan Tree Holdings, Ltd. (a)	97,700	26,433
Best World International, Ltd. (a)	17,862	24,255
BOC Aviation, Ltd.	2,100	17,010
Bonvests Holdings, Ltd.	18,000	13,110
Boustead Singapore, Ltd.	82,025	50,958
Bukit Sembawang Estates, Ltd.	56,100	167,673
BW LPG, Ltd.	21,752	217,290
Capitaland India Trust	219,100	184,667
Centurion Corp., Ltd.	98,400	27,313
China Aviation Oil Singapore Corp., Ltd.	55,000	38,301
Chuan Hup Holdings, Ltd.	125,000	16,769
ComfortDelGro Corp., Ltd.	398,200	342,110
COSCO Shipping International Singapore Co., Ltd. (a)	214,300	25,063
Creative Technology, Ltd. (a)	16,300	15,320
CSE Global, Ltd.	114,300	32,883
CW Group Holdings, Ltd. (a) (b) (c)	106,000	0
Delfi, Ltd.	80,600	77,076
Ezion Holdings, Ltd. (a) (b) (c)	753,729	1
Ezra Holdings, Ltd. (a) (b) (c)	1,000,703	1
Far East Orchard, Ltd.	76,120	56,899
First Resources, Ltd.	120,500	124,291
Food Empire Holdings, Ltd.	54,000	40,793
Fraser and Neave, Ltd.	36,400	28,987
Frencken Group, Ltd.	57,600	38,608
Fu Yu Corp., Ltd.	98,800	13,159
Gallant Venture, Ltd. (a)	257,900	24,900
Geo Energy Resources, Ltd.	155,000	25,796
Golden Agri-Resources, Ltd.	1,125,500	205,157
Golden Energy & Resources, Ltd. (a)	69,000	9,179
GuocoLand, Ltd.	68,800	77,324
Haw Par Corp., Ltd.	18,900	130,863

Singapore—(Continued)
Hiap Hoe, Ltd.	58,000	30,878
Ho Bee Land, Ltd.	49,800	75,536
Hong Fok Corp., Ltd.	90,940	66,801
Hong Leong Asia, Ltd.	52,600	24,334
Hong Leong Finance, Ltd.	43,900	81,213
Hotel Grand Central, Ltd.	26,435	16,907
Hour Glass, Ltd. (The)	68,400	101,191
Hrnetgroup, Ltd.	67,700	37,058
Hyflux, Ltd. (a) (b) (c)	179,500	0
iFAST Corp., Ltd.	25,500	86,982
IGG, Inc. (a)	192,000	95,151
Indofood Agri Resources, Ltd.	152,000	35,629
InnoTek, Ltd.	17,400	5,402
Japfa, Ltd.	98,670	15,661
Keppel Infrastructure Trust	823,428	310,601
KSH Holdings, Ltd.	25,700	6,169
Low Keng Huat Singapore, Ltd.	122,600	35,808
Metro Holdings, Ltd.	141,600	63,899
Mewah International, Inc.	110,000	22,802
Midas Holdings, Ltd. (a) (b) (c)	452,000	0
mm2 Asia, Ltd. (a)	299,600	8,858
Nanofilm Technologies International, Ltd.	29,200	29,292
NetLink NBN Trust	345,500	218,501
NSL, Ltd.	15,000	8,990
Overseas Union Enterprise, Ltd.	70,300	54,615
Oxley Holdings, Ltd.	268,718	25,290
Pan-United Corp., Ltd.	53,750	15,366
Propnex, Ltd.	15,400	11,546
PSC Corp, Ltd.	19,000	4,789
Q&M Dental Group Singapore, Ltd.	50,160	10,772
QAF, Ltd.	74,167	44,765
Raffles Education, Ltd. (a)	335,506	13,982
Raffles Medical Group, Ltd.	202,111	203,545
Rickmers Maritime (a) (b) (c)	110,000	0
SATS, Ltd. (a)	123,039	235,135
SBS Transit, Ltd.	25,600	49,276
Sheng Siong Group, Ltd.	146,100	177,185
SHS Holdings, Ltd.	47,000	4,865
SIA Engineering Co., Ltd. (a)	55,200	101,792
SIIC Environment Holdings, Ltd.	220,300	35,009
Sinarmas Land, Ltd.	618,500	91,990
Sing Holdings, Ltd.	82,000	20,615
Singapore Land Group, Ltd.	20,800	31,402
Singapore Post, Ltd.	259,000	86,417
Stamford Land Corp., Ltd.	304,601	87,826
StarHub, Ltd.	117,100	89,932
Straits Trading Co., Ltd.	14,224	21,702
Swiber Holdings Ltd. (a) (b) (c)	235,498	0
Thomson Medical Group, Ltd.	328,600	14,385
Tuan Sing Holdings, Ltd.	189,225	42,679
UMS Holdings, Ltd.	145,312	114,214
United Overseas Insurance, Ltd.	4,000	18,190
UOB-Kay Hian Holdings, Ltd.	135,107	139,077
Venture Corp., Ltd.	24,700	269,779
Vicom, Ltd.	26,000	32,867
Wee Hur Holdings, Ltd.	85,000	12,333
Wing Tai Holdings, Ltd.	109,921	119,596

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Singapore—(Continued)
Yeo Hiap Seng, Ltd.	20,155	$9,687

		5,755,953

Spain—2.5%
Acerinox S.A.	39,911	424,449
Alantra Partners S.A. (d)	6,139	67,026
Almirall S.A.	19,817	163,818
Amper S.A. (a) (d)	224,339	24,861
Applus Services S.A.	33,014	355,333
Atresmedia Corp. de Medios de Comunicacion S.A. (d)	26,979	102,763
Azkoyen S.A.	3,142	22,223
Banco de Sabadell S.A.	1,485,718	1,717,847
Bankinter S.A.	169,125	1,042,848
Caja de Ahorros del Mediterraneo (a) (b) (c) (d)	14,621	0
Cia de Distribucion Integral Logista Holdings S.A.	12,772	344,222
Cie Automotive S.A.	12,311	376,868
Construcciones y Auxiliar de Ferrocarriles S.A.	5,033	169,097
Distribuidora Internacional de Alimentacion S.A. (a)	2,455,491	38,388
Ebro Foods S.A.	14,580	257,128
eDreams ODIGEO S.A. (a)	17,603	126,158
Elecnor S.A.	8,759	124,372
Enagas S.A. (d)	57,452	1,128,849
Ence Energia y Celulosa S.A (d)	36,246	114,249
Ercros S.A.	20,859	72,603
Faes Farma S.A.	86,911	301,702
Fluidra S.A. (d)	14,698	286,262
Fomento de Construcciones y Contratas S.A. (a)	4,959	63,826
Gestamp Automocion S.A.	22,065	103,815
Global Dominion Access S.A.	22,659	97,025
Grenergy Renovables S.A. (a) (d)	1,152	35,433
Grifols S.A. (a)	10,113	129,705
Grupo Catalana Occidente S.A.	8,863	272,427
Grupo Empresarial San Jose S.A. (d)	8,320	33,729
Iberpapel Gestion S.A.	1,128	18,595
Indra Sistemas S.A.	42,149	532,777
Laboratorios Farmaceuticos Rovi S.A.	4,330	200,218
Linea Directa Aseguradora S.A. Cia de Seguros y Reaseguros (d)	186,237	167,785
Mapfre S.A. (d)	182,747	363,465
Melia Hotels International S.A. (a) (d)	31,617	219,620
Miquel y Costas & Miquel S.A.	8,745	110,028
Neinor Homes S.A. (a)	4,237	42,677
Obrascon Huarte Lain S.A. (a) (d)	47,913	24,418
Pharma Mar S.A.	2,214	73,622
Prim S.A. (d)	3,013	36,835
Promotora de Informaciones S.A. - Class A (a) (d)	83,921	34,786
Prosegur Cash S.A.	28,432	18,461
Prosegur Cia de Seguridad S.A.	49,013	87,130
Realia Business S.A. (a)	123,493	139,509
Sacyr S.A. (d)	134,204	459,115
Solaria Energia y Medio Ambiente S.A. (a)	19,439	298,474
Talgo S.A. (a) (d)	22,594	82,585
Tecnicas Reunidas S.A. (a)	16,165	147,181
Tubacex S.A.	28,472	84,524
Unicaja Banco S.A. (d)	267,421	281,510
Vidrala S.A.	5,686	536,503

Spain—(Continued)
Viscofan S.A.	10,515	726,284
Vocento S.A. (d)	18,128	14,644

		12,697,772

Sweden—2.4%
AcadeMedia AB	21,250	99,299
AddLife AB - Class B	3,970	44,775
AddNode Group AB	29,228	226,323
AFRY AB	16,879	249,353
Alimak Group AB	20,850	163,025
Alligo AB - Class B	8,890	90,643
Ambea AB	4,741	15,421
Annehem Fastigheter AB - Class B (a)	7,859	12,994
AQ Group AB	654	26,056
Arjo AB - B Shares	55,404	200,883
Atrium Ljungberg AB - B Shares	3,376	58,394
Attendo AB (a)	28,610	83,832
Beijer Alma AB (d)	13,962	291,882
Bergman & Beving AB	10,176	162,817
Besqab AB (a) (d)	3,183	8,063
Betsson AB - Class B (a)	39,536	421,134
BHG Group AB (a) (d)	13,680	19,029
Bilia AB - A Shares	22,345	233,225
Biogaia AB - B Shares	3,014	32,421
BioInvent International AB (a)	2,421	4,048
Biotage AB	16,595	206,800
Bonava AB - B Shares	18,068	30,414
Boozt AB (a)	5,455	60,964
Bravida Holding AB	4,694	45,111
Bufab AB	8,362	286,448
Bulten AB	4,294	39,599
Bure Equity AB	10,783	250,829
Byggmax Group AB (a) (d)	18,326	49,130
Catella AB	2,281	5,607
Catena AB	6,450	236,261
Cellavision AB	2,146	36,537
Cibus Nordic Real Estate AB	2,907	28,300
Clas Ohlson AB - B Shares	12,720	95,521
Cloetta AB - B Shares	61,762	112,357
Collector Bank AB (a)	5,059	13,701
Coor Service Management Holding AB	24,209	118,756
Corem Property Group AB - Class B	68,633	32,321
Corem Property Group AB - Class D (d)	1,405	15,773
Dios Fastigheter AB	26,164	167,020
Dometic Group AB	8,120	53,432
Duni AB	10,660	104,866
Dustin Group AB (a)	18,802	52,169
Eastnine AB	5,243	54,131
Elanders AB - B Shares (d)	1,453	16,066
Electrolux Professional AB - Class B	46,563	252,747
Eltel AB (a)	18,428	12,657
Enea AB (a)	4,082	15,975
Eolus Vind AB - B Shares	935	6,186
Ependion AB	7,843	98,776
eWork Group AB (d)	2,864	39,126
Fagerhult AB	19,392	122,962

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Sweden—(Continued)
Fastighets AB Trianon (a)	3,988	$5,961
FastPartner AB - Class A	10,644	39,990
Ferronordic AB	275	1,907
Fingerprint Cards AB - Class B (a)	37,915	6,468
FormPipe Software AB (a)	2,450	5,954
G5 Entertainment AB	208	3,850
GARO AB (d)	4,784	27,871
Granges AB	31,689	302,548
Heba Fastighets AB - Class B	19,054	46,995
Hemnet Group AB	2,719	47,590
HMS Networks AB	4,108	201,250
Hoist Finance AB (a)	12,983	33,670
Humana AB (a)	6,890	14,179
Instalco AB (d)	38,975	194,512
Inwido AB	16,291	148,326
ITAB Shop Concept AB	1,944	1,756
JM AB	14,820	197,673
Karnov Group AB (a)	14,120	64,404
Know It AB	6,672	107,899
Lagercrantz Group AB - B Shares	8,604	110,967
Lime Technologies AB	1,294	32,806
Lindab International AB	21,935	311,853
Loomis AB	11,758	343,355
Medcap AB (a)	379	9,663
MEKO AB	11,543	119,201
MIPS AB (d)	5,892	292,528
Modern Times Group MTG AB - Class B (a)	23,462	149,654
Momentum Group AB	8,890	100,137
Munters Group AB	20,599	233,915
Mycronic AB	14,572	361,185
NCAB Group AB	20,370	158,700
NCC AB - B Shares	17,089	149,399
Nederman Holding AB	6,257	122,406
Net Insight AB - Class B (a)	74,697	33,358
New Wave Group AB - B Shares	37,020	325,834
Nilorngruppen AB - B Shares	1,106	6,856
Nobia AB (a)	40,224	51,070
Nolato AB - B Shares	52,647	247,401
Nordic Paper Holding AB	2,747	7,926
Nordic Waterproofing Holding AB	6,754	86,298
Note AB (a)	1,582	33,311
NP3 Fastigheter AB	8,531	128,992
Nyfosa AB	44,721	248,132
OEM International AB - B Shares	22,800	207,293
Orron Energy AB (a)	9,493	9,987
Ovzon AB (a)	673	1,525
Peab AB - Class B	15,067	59,944
Platzer Fastigheter Holding AB - Class B	15,422	114,249
Pricer AB - B Shares (d)	32,212	21,325
Proact IT Group AB	8,496	62,310
Ratos AB - B Shares	61,820	173,544
RaySearch Laboratories AB (a)	7,859	46,127
Rejlers AB	1,659	22,237
Rottneros AB	26,936	28,910
Scandi Standard AB	18,069	85,644
Scandic Hotels Group AB (a)	33,911	137,371
Sdiptech AB - Class B (a)	4,249	105,325

Sweden—(Continued)
Sensys Gatso Group AB (a)	2,791	20,053
SkiStar AB	13,849	148,234
Softronic AB - B Shares	3,875	5,713
Solid Forsakring AB	2,708	15,941
Stendorren Fastigheter AB (a)	1,576	23,759
Stillfront Group AB (a)	27,529	46,135
Storskogen Group AB - Class B	38,305	35,027
Systemair AB	22,572	164,474
Tethys Oil AB (a)	2,076	9,394
TF Bank AB (a)	690	10,211
Troax Group AB	11,680	230,368
VBG Group AB - B Shares	2,387	40,317
Viaplay Group AB (a)	3,680	21,109
Vitec Software Group AB - B Shares	5,020	252,218
Volati AB	1,043	10,907

		12,331,560

Switzerland—8.0%
Accelleron Industries AG	3,637	86,997
Adecco Group AG	23,812	777,239
Aevis Victoria S.A.	730	15,007
Allreal Holding AG	4,049	683,943
ALSO Holding AG	1,991	428,982
APG SGA S.A.	390	81,473
Arbonia AG	14,726	166,934
Aryzta AG (a)	240,805	400,134
Ascom Holding AG	3,201	39,049
Autoneum Holding AG (a) (d)	992	162,571
Baloise Holding AG	8,025	1,180,244
Banque Cantonale de Geneve	750	181,859
Banque Cantonale Vaudoise	4,941	521,997
Basilea Pharmaceutica AG (a)	1,225	57,944
Belimo Holding AG	2,620	1,307,192
Bell Food Group AG	693	197,133
Bellevue Group AG	3,322	98,828
Berner Kantonalbank AG	1,236	320,588
BKW AG	5,594	988,157
Bossard Holding AG - Class A	1,729	384,336
Bucher Industries AG	1,852	817,016
Burckhardt Compression Holding AG	714	419,138
Burkhalter Holding AG	734	75,505
Bystronic AG (d)	398	264,719
Calida Holding AG	1,703	64,871
Carlo Gavazzi Holding AG	124	52,210
Cembra Money Bank AG	8,164	677,380
Cicor Technologies, Ltd. (a) (d)	644	30,939
Cie Financiere Tradition S.A.	607	80,399
Clariant AG (a)	59,367	858,160
Coltene Holding AG (a)	1,092	86,373
Comet Holding AG	1,743	444,927
Daetwyler Holding AG	1,318	281,119
DKSH Holding AG	10,037	746,811
dormakaba Holding AG	861	387,105
Dufry AG (a)	21,834	995,283
EDAG Engineering Group AG	3,171	38,598
EFG International AG (a)	23,424	237,997

See accompanying notes to financial statements.

BHFTII-33

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

Switzerland—(Continued)
Emmi AG	625	$602,542
Energiedienst Holding AG	3,972	172,971
Evolva Holding S.A. (a)	337	1,688
Feintool International Holding AG (d)	1,764	42,288
Fenix Outdoor International AG	1,091	75,377
Ferrexpo plc (a)	27,630	31,410
Flughafen Zurich AG	5,491	1,141,274
Forbo Holding AG	276	396,089
Fundamenta Real Estate AG (a)	4,539	82,428
Galenica AG	13,396	1,082,011
GAM Holding AG (a) (d)	62,659	37,867
Georg Fischer AG	22,914	1,720,865
Gurit Holding AG - Class BR (a) (d)	1,247	116,169
Helvetia Holding AG	10,528	1,425,152
Hiag Immobilien Holding AG	1,482	125,856
Highlight Communications AG (a)	7,829	29,054
HOCHDORF Holding AG (a) (d)	174	3,849
Huber & Suhner AG	4,607	379,756
Hypothekarbank Lenzburg AG	3	14,481
Implenia AG	4,062	197,332
Ina Invest Holding AG (a)	1,388	28,361
Inficon Holding AG	501	604,376
Interroll Holding AG	220	681,098
Intershop Holding AG	394	262,764
Investis Holding S.A.	421	43,173
IWG plc (a)	194,505	340,684
Jungfraubahn Holding AG	970	162,763
Kardex Holding AG	2,082	468,220
Komax Holding AG	1,115	288,872
Kudelski S.A. (a)	13,221	25,123
Landis & Gyr Group AG (a) (d)	4,662	400,142
LEM Holding S.A.	166	415,448
Luzerner Kantonalbank AG (d)	4,993	411,101
Medacta Group S.A.	1,064	145,226
Medmix AG	5,258	139,049
Meier Tobler Group AG	1,744	102,896
Metall Zug AG - B Shares	62	113,583
Mikron Holding AG	2,145	26,842
Mobilezone Holding AG	12,863	197,761
Mobimo Holding AG	2,004	541,159
Novavest Real Estate AG (a)	468	19,407
OC Oerlikon Corp. AG	58,471	290,999
Orascom Development Holding AG (a) (d)	4,230	30,158
Orell Fuessli AG (d)	331	28,120
Orior AG	1,947	166,409
Phoenix Mecano AG (a)	244	104,137
Plazza AG - Class A	222	78,381
PSP Swiss Property AG	12,811	1,432,269
Resurs Holding AB	27,086	50,397
Rieter Holding AG	686	71,200
Romande Energie Holding S.A.	2,775	164,658
Schaffner Holding AG (d)	204	64,963
Schweiter Technologies AG (d)	286	206,034
Schweizerische Nationalbank (a) (d)	5	24,974
Sensirion Holding AG (a)	2,180	238,727
SFS Group AG	5,311	700,938
Siegfried Holding AG (a)	1,138	940,548

Switzerland—(Continued)
SIG Group AG (a)	2,682	74,122
St. Galler Kantonalbank AG	810	439,677
Stadler Rail AG	3,343	130,716
Sulzer AG	5,258	452,303
Swiss Prime Site AG	15,133	1,313,332
Swiss Steel Holding AG (a) (d)	161,565	23,969
Swissquote Group Holding S.A.	3,768	785,822
Temenos AG	15,465	1,231,358
TX Group AG	920	110,006
U-Blox Holding AG (a)	2,020	221,597
V-ZUG Holding AG (a)	780	62,302
Valiant Holding AG	5,102	531,152
VAT Group AG	2,084	863,143
Vaudoise Assurances Holding S.A.	261	127,776
Vetropack Holding AG	3,874	179,725
Von Roll Holding AG (a) (d)	16,704	14,599
Vontobel Holding AG (d)	7,918	503,310
VZ Holding AG	3,926	361,769
Walliser Kantonalbank	1,345	166,126
Warteck Invest AG	53	118,202
Ypsomed Holding AG	692	208,687
Zehnder Group AG	3,277	264,918
Zug Estates Holding AG - B Shares	83	147,907
Zuger Kantonalbank AG	45	383,098

		41,044,192

Taiwan—0.0%
FIT Hon Teng, Ltd. (a)	80,000	14,236

Tanzania—0.0%
Helios Towers plc (a)	110,176	130,506

United Arab Emirates—0.0%
Borr Drilling, Ltd. (a) (d)	7,416	55,842
Borr Drilling, Ltd. (ADR) (a)	11,624	85,074
Network International Holdings plc (a)	11,307	55,032
Shelf Drilling, Ltd. (a)	19,770	36,268

		232,216

United Kingdom—11.5%
4imprint Group plc	7,046	430,255
888 Holdings plc (a)	63,335	78,928
A.G. Barr plc	33,154	197,993
abrdn plc	95,545	265,151
accesso Technology Group plc (a)	2,402	23,512
Advanced Medical Solutions Group plc	23,347	67,055
AJ Bell plc	59,750	243,553
Alfa Financial Software Holdings plc	10,992	27,293
Allfunds Group Plc	2,273	13,897
Alliance Pharma plc (d)	95,282	60,318
Anglo-Eastern Plantations plc	5,782	55,164
Ascential plc (a)	79,762	224,457
Ashmore Group plc	97,994	259,058
ASOS plc (a) (d)	1,729	8,417
Avon Protection plc	8,677	93,840
Babcock International Group plc (a)	152,440	548,204

See accompanying notes to financial statements.

BHFTII-34

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Bakkavor Group plc (d)	12,493	$15,080
Balfour Beatty plc	181,242	785,464
Beazley plc	70,012	525,335
Begbies Traynor Group plc	20,686	34,641
Bellway plc	23,612	597,641
Bloomsbury Publishing plc	28,218	156,248
Bodycote plc	59,365	483,063
boohoo Group plc (a)	68,276	29,404
BRAEMAR plc	7,120	21,076
Breedon Group plc	2,572	10,650
Bridgepoint Group plc	4,163	10,704
Britvic plc	74,790	813,526
Brooks Macdonald Group plc	486	13,344
Bytes Technology Group plc	44,836	300,249
Capita plc (a)	344,633	120,059
Capricorn Energy plc	80,205	189,020
Card Factory plc (a)	103,756	119,099
Carr’s Group plc (d)	19,239	36,427
Castings plc	2,870	14,356
Cazoo Group Ltd. (a) (d)	1,396	1,647
Centaur Media plc	92,526	55,890
Central Asia Metals plc	20,359	46,615
Chemring Group plc	94,962	341,854
Chesnara plc	50,709	174,482
Clarkson plc	8,219	308,973
Close Brothers Group plc	45,801	513,953
CMC Markets plc	42,124	82,415
Coats Group plc	319,324	282,657
Computacenter plc	22,674	659,611
Concentric AB	9,871	188,150
Costain Group plc (a)	35,950	20,972
Cranswick plc	15,838	653,114
Crest Nicholson Holdings plc	83,456	200,067
Currys plc	250,394	166,389
CVS Group plc	15,668	393,765
De La Rue plc (a)	52,440	31,776
Deliveroo plc (a)	68,684	99,907
DFS Furniture plc	51,390	70,487
Dialight plc (a) (d)	5,140	14,425
Diploma plc	19,700	748,015
Direct Line Insurance Group plc	95,434	165,091
DiscoverIE Group plc	15,588	166,293
Domino’s Pizza Group plc	124,310	436,198
dotdigital group plc	41,626	44,716
Dr. Martens plc	56,127	87,194
Drax Group plc	123,481	909,804
Dunelm Group plc	27,630	394,392
DWF Group plc	31,362	23,903
easyJet plc (a)	5,538	34,094
Ecora Resources plc (d)	51,447	75,169
EKF Diagnostics Holdings plc (d)	38,020	15,222
Elementis plc (a)	188,304	244,146
EMIS Group plc	13,707	238,580
Energean plc (d)	27,001	352,224
EnQuest plc (a)	515,849	97,665
Epwin Group plc	14,369	12,407
Ergomed plc (a)	6,678	82,680

United Kingdom—(Continued)
Esken, Ltd. (a)	102,535	3,573
Essentra plc	94,236	194,106
FD Technologies plc (a)	3,285	80,124
FDM Group Holdings plc	21,321	152,093
Fevertree Drinks plc	23,602	366,505
Firstgroup plc	145,351	269,982
Flex LNG, Ltd.	2,397	73,005
Flowtech Fluidpower plc (d)	6,703	8,090
Forterra plc	58,426	120,061
Foxtons Group plc	74,860	35,960
Frasers Group plc (a)	31,394	280,110
Frontier Developments plc (a)	3,312	24,847
Fuller Smith & Turner plc - Class A	9,279	70,462
Funding Circle Holdings plc (a)	10,326	7,381
Galliford Try Holdings plc	39,862	98,647
Games Workshop Group plc	8,487	1,179,372
Gamma Communications plc	15,986	232,044
Gem Diamonds, Ltd. (a)	44,142	10,481
Genel Energy plc	14,530	19,086
Genuit Group plc	68,299	254,822
Georgia Capital plc (a)	7,105	74,968
Gooch & Housego plc (d)	2,212	17,479
Goodwin plc	121	6,608
Grafton Group plc	62,887	625,802
Grainger plc	208,838	603,410
Greggs plc	29,520	957,622
Gulf Keystone Petroleum, Ltd.	64,377	98,437
Gym Group plc (The) (a) (d)	49,004	56,813
H&T Group plc (d)	1,027	5,680
Halfords Group plc	72,677	198,916
Hargreaves Lansdown plc	18,673	193,375
Harworth Group plc	4,382	5,871
Hays plc	457,753	595,425
Headlam Group plc	29,149	92,178
Helical plc	38,476	126,984
Henry Boot plc	14,477	38,613
Hill & Smith plc	26,057	496,898
Hilton Food Group plc	19,243	152,484
Hiscox, Ltd.	63,107	876,418
Hollywood Bowl Group plc	35,798	113,579
Howden Joinery Group plc	52,063	425,069
Hunting plc	47,371	119,916
Ibstock plc	123,730	220,051
IDOX plc (d)	75,537	64,845
IG Group Holdings plc	30,003	257,886
IMI plc	10,005	209,069
Impax Asset Management Group plc	14,750	106,699
Inchcape plc	94,730	936,211
Indivior plc (a)	35,234	817,227
IntegraFin Holdings plc	51,584	155,619
Intermediate Capital Group plc	24,829	435,109
International Distributions Services plc	61,338	172,168
International Personal Finance plc	79,366	113,356
iomart Group plc	16,833	36,948
IP Group plc	225,731	162,471
IQE plc (a) (d)	87,265	23,547
ITV plc	636,123	553,699

See accompanying notes to financial statements.

BHFTII-35

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
J.D. Wetherspoon plc (a)	21,503	$183,867
James Fisher & Sons plc (a)	15,436	78,619
James Halstead plc (d)	59,490	159,742
Jet2 plc	34,034	538,355
John Wood Group plc (a)	195,202	336,132
Johnson Matthey plc	2,928	65,133
Johnson Service Group plc	61,047	80,207
Jupiter Fund Management plc	156,485	213,967
Just Group plc	224,609	222,836
Kainos Group plc	20,314	318,712
Keller Group plc	23,073	205,105
Kier Group plc (a)	94,700	90,570
Kin & Carta plc (a)	25,591	20,491
Lancashire Holdings, Ltd.	72,054	528,879
Learning Technologies Group plc	73,668	77,653
Liontrust Asset Management plc	12,072	109,946
Lookers plc	93,433	142,178
LSL Property Services plc	25,826	91,820
Luceco plc	31,684	50,266
M&C Saatchi plc	3,677	7,097
Man Group plc	374,661	1,039,290
Marks & Spencer Group plc (a)	395,896	968,551
Marshalls plc	23,839	72,836
Marston’s plc (a)	211,171	78,850
McBride plc (a)	63,975	21,521
ME Group International plc (d)	89,030	185,569
Mears Group plc	36,497	134,870
Medica Group plc	4,619	12,385
Metro Bank Holdings plc (a)	2,816	4,256
Midwich Group plc (d)	2,355	13,117
Mitchells & Butlers plc (a)	84,608	219,308
Mitie Group plc	406,977	499,566
MJ Gleeson plc	13,112	62,408
Mobico Group plc	165,517	204,511
Moneysupermarket.com Group plc	146,027	502,545
Morgan Advanced Materials plc	95,467	333,123
Morgan Sindall Group plc	14,007	326,414
Mortgage Advice Bureau Holdings, Ltd.	6,665	50,096
Motorpoint group plc (a)	14,323	17,362
MP Evans Group plc	2,300	20,454
N Brown Group plc (a) (d)	62,840	18,650
Naked Wines plc (a)	1,427	1,711
NCC Group plc	88,729	109,199
Next 15 Group plc	16,972	146,327
Ninety One plc	93,523	200,074
Norcros plc	11,343	24,337
Numis Corp. plc	16,141	68,174
Odfjell Technology Ltd.	4,274	17,668
On the Beach Group plc (a)	32,313	39,567
OSB Group plc	95,681	585,969
Oxford Instruments plc	15,582	540,527
Pagegroup plc	102,025	520,261
Pan African Resources plc	368,191	58,882
Paragon Banking Group plc	63,215	427,921
Parkmead Group plc (The) (a)	28,991	5,337
PayPoint plc	21,008	128,960
Pendragon plc (a)	345,188	77,369

United Kingdom—(Continued)
Pennon Group plc	68,031	615,171
Persimmon plc	14,326	186,766
Petrofac, Ltd. (a) (d)	85,847	86,483
Pets at Home Group plc	148,432	710,728
Pharos Energy plc	50,968	14,239
Phoenix Spree Deutschland, Ltd.	665	1,572
Playtech plc (a)	80,893	606,136
Polar Capital Holdings plc	16,568	108,642
Porvair plc	8,570	69,053
PPHE Hotel Group, Ltd.	3,290	46,807
Premier Foods plc	206,665	334,829
PZ Cussons plc	74,104	152,774
QinetiQ Group plc	170,380	766,306
Quilter plc (d)	370,926	373,483
Rank Group plc (a)	54,017	60,728
Rathbones Group plc	17,130	405,561
Reach plc	103,289	87,351
Record plc	12,453	15,497
Redde Northgate plc	57,053	271,934
Redrow plc	80,746	452,578
Renew Holdings plc	8,917	84,267
Renewi plc (a) (d)	25,541	167,028
Renishaw plc	2,360	116,940
Renold plc (a)	238	85
Restaurant Group plc (The) (a)	92,660	44,804
Ricardo plc	13,452	97,735
RM plc (a)	43,283	46,123
Robert Walters plc	16,356	85,569
Rotork plc	207,102	802,847
RS GROUP plc	25,838	249,731
RWS Holdings plc	12,286	36,815
S&U plc	1,188	34,304
S4 Capital plc (a)	28,030	44,892
Sabre Insurance Group plc	49,439	85,009
Saga plc (a) (d)	8,514	12,933
Savills plc	45,458	492,488
Secure Trust Bank plc	458	3,609
Senior plc	159,684	355,554
Serco Group plc	300,955	595,105
Serica Energy plc	47,039	125,787
Severfield plc	100,890	86,965
SIG plc (a)	255,262	112,500
Smart Metering Systems plc	23,321	203,975
Smiths News plc (d)	20,535	12,203
Softcat plc	30,193	542,889
Spectris plc	17,045	778,172
Speedy Hire plc	151,595	69,483
Spire Healthcare Group plc	62,350	168,380
Spirent Communications plc	181,575	377,670
SSP Group plc (a)	185,760	591,950
SThree plc	41,761	181,573
Studio Retail Group plc (a) (b) (c)	17,439	0
STV Group plc	7,194	20,474
Superdry plc (a)	18,185	18,279
Synthomer plc (a)	101,465	93,896
T. Clarke plc	15,381	27,567
Tate & Lyle plc	97,547	900,782

See accompanying notes to financial statements.

BHFTII-36

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—(Continued)
Taylor Wimpey plc	106,007	$138,468
TBC Bank Group plc	6,166	193,348
Telecom Plus plc	18,238	391,452
Topps Tiles plc	61,961	37,796
TORM plc - Class A	8,003	192,477
TP ICAP Group plc	235,823	454,162
Travis Perkins plc	50,576	523,432
Trifast plc	20,432	20,350
TT electronics plc	54,423	109,006
Tyman plc	21,078	68,597
Vanquis Banking Group plc	52,029	126,176
Verici Dx plc (a)	760	113
Vertu Motors plc	46,012	41,784
Vesuvius plc	68,585	347,411
Victrex plc	24,560	434,079
VIDENDUM plc	10,351	91,111
Virgin Money UK plc	239,897	456,215
Vistry Group plc	69,276	582,993
Volex plc	20,602	74,430
Volution Group plc	34,155	164,183
Vp plc (d)	4,147	31,842
Watches of Switzerland Group plc (a)	47,460	369,057
Watkin Jones plc (d)	46,386	42,093
WH Smith plc	30,332	598,149
Wickes Group plc	76,029	118,672
Wincanton plc	40,925	130,830
Xaar plc (a)	18,088	39,619
XPS Pensions Group plc	7,428	16,498
Young & Co’s Brewery plc - Class A	4,640	70,718
Young & Co’s Brewery plc (Non-Voting Shares)	1,744	18,003
Zotefoams plc	7,268	31,142

		59,144,391

United States—0.6%
ADTRAN Holdings, Inc.	14,095	148,398
Argonaut Gold, Inc. (a) (d)	80,499	32,206
Bausch Health Cos., Inc. (Toronto-Traded Shares) (a)	4,017	32,142
Bausch Health Cos., Inc. (a)	48,161	385,288
Burford Capital, Ltd.	35,459	433,023
Diversified Energy Co., plc	191,404	214,813
Energy Fuels, Inc. (a)	7,296	45,326
Frontage Holdings Corp. (a)	58,000	14,824
Noble Corp. plc (a)	1,699	69,151
Ormat Technologies, Inc.	1	45
Primo Water Corp.	2,400	30,096
PureTech Health plc (a)	49,670	136,427
Reliance Worldwide Corp., Ltd.	176,413	485,294
Samsonite International S.A. (a)	177,300	504,056
Sims, Ltd.	43,872	464,000
Varia US Properties AG (d)	1,203	50,207
Viemed Healthcare, Inc. (a)	5,284	51,678

		3,096,974

Total Common Stocks (Cost $511,420,541)		509,762,539

Preferred Stocks—0.4%
Security Description	Shares	Value

Germany—0.4%
Draegerwerk AG & Co. KGaA	3,031	144,029
Fuchs Petrolub SE	17,122	676,474
Jungheinrich AG	16,012	585,953
Sixt SE	4,716	368,976
Sto SE & Co. KGaA	618	103,571
Villeroy & Boch AG	505	9,865

		1,888,868

Italy—0.0%
Danieli & C Officine Meccaniche S.p.A. (Savings Shares)	4,725	86,790

Total Preferred Stocks (Cost $1,781,415)		1,975,658

Rights—0.0%

Australia—0.0%
Centrebet International, Ltd. (Litigation Units) (a)	9,600	0

Austria—0.0%
Intercell AG (a) (b) (c)	24,163	0
Lenzing AG (a)	2,858	16,774
S Immo AG (a) (b) (c)	17,333	0
Strabag SE (a)	2,729	0

		16,774

Hong Kong—0.0%
Fortune Oil, Ltd. (a) (b) (c)	575,627	1

Japan—0.0%
Tess Holdings Co., Ltd. (a)	1,300	4,696

Netherlands—0.0%
SIF Holding N.V. (a) (d)	1,259	213

Singapore—0.0%
CapitaLand India Trust Management Pte., Ltd., Expires 07/10/23 (a)	26,072	1,539

Spain—0.0%
Sacyr S.A. (a)	134,204	12,023

Total Rights (Cost $53,593)		35,246

Warrants—0.0%

Australia—0.0%
Decmil Group, Ltd., Expires 09/06/23 (a)	4,018	0

Canada—0.0%
Logan Energy Corp. (a)	4,225	0

Italy—0.0%
Webuild S.p.A., Expires 08/02/30 (a) (d)	6,346	0

See accompanying notes to financial statements.

BHFTII-37

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Mongolia—0.0%
MECOM Power & Construction Ltd., Expires 05/24/24 (a)	14,100	$119

Total Warrants (Cost $64)		119

Short-Term Investment—0.2%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $1,118,399; collateralized by U.S. Treasury Note at 0.750%, maturing 03/31/26, with a market value of $1,140,622.	1,118,185	1,118,185

Total Short-Term Investments (Cost $1,118,185)		1,118,185

Securities Lending Reinvestments (e)—4.7%

Repurchase Agreements—1.6%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $2,088,691; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $2,129,568.	2,087,812	2,087,812
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,000,423; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $600,254; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $613,536.	600,000	600,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $1,000,986; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $1,024,713.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $500,215; collateralized by various Common Stock with an aggregate market value of $556,869.	500,000	500,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $1,000,431; collateralized by various Common Stock with an aggregate market value of $1,112,361.	1,000,000	1,000,000

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $800,804; collateralized by various Common Stock with an aggregate market value of $890,990.	800,000	800,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $1,000,429; collateralized by various Common Stock with an aggregate market value of $1,100,472.	1,000,000	1,000,000

		7,987,812

Mutual Funds—3.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (f)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (f)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (f)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (f)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (f)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (f)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (f)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (f)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (f)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (f)	1,000,000	1,000,000

		16,000,000

Total Securities Lending Reinvestments (Cost $23,987,812)		23,987,812

Total Investments—104.2% (Cost $538,361,610)		536,879,559
Other assets and liabilities (net)—(4.2)%		(21,700,619)

Net Assets—100.0%		$515,178,940

(a)	Non-income producing security.
(b)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.

See accompanying notes to financial statements.

BHFTII-38

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

(d)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $48,031,496 and the collateral received consisted of cash in the amount of $23,987,812 and non-cash collateral with a value of $26,421,668. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Machinery	6.9
Banks	5.5
Metals & Mining	5.5
Real Estate Management & Development	3.9
Oil, Gas & Consumable Fuels	3.9
Electronic Equipment, Instruments & Components	3.6
Chemicals	3.4
Capital Markets	3.4
Food Products	3.3
Construction & Engineering	3.1

Glossary of Abbreviations

Other Abbreviations

(ADR) —	American Depositary Receipt
(REIT) —	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$718,961	$30,484,578	$90,973	$31,294,512
Austria	—	7,629,526	0	7,629,526
Belgium	—	8,517,631	—	8,517,631
Cambodia	—	134,844	—	134,844
Canada	58,603,450	128,338	1,283	58,733,071
China	362,231	632,053	—	994,284
Colombia	202,268	—	—	202,268
Denmark	—	13,948,086	—	13,948,086
Faeroe Islands	—	23,248	—	23,248
Finland	—	11,316,571	—	11,316,571
France	22,767	25,843,869	0	25,866,636
Georgia	—	495,545	—	495,545
Germany	224,946	29,684,582	—	29,909,528
Ghana	—	148,959	—	148,959
Greece	—	21,154	—	21,154
Greenland	—	12,617	—	12,617
Guernsey, Channel Islands	—	—	0	0
Hong Kong	749,943	9,457,203	79,197	10,286,343
India	—	105,245	—	105,245
Ireland	—	3,002,636	—	3,002,636

See accompanying notes to financial statements.

BHFTII-39

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Schedule of Investments as of June 30, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Isle of Man	$—	$32,296	$—	$32,296
Israel	136,727	5,889,831	—	6,026,558
Italy	—	20,811,126	0	20,811,126
Japan	—	123,911,154	85,180	123,996,334
Jersey, Channel Islands	—	436,683	—	436,683
Jordan	—	172,376	—	172,376
Liechtenstein	—	319,680	—	319,680
Luxembourg	—	1,397,556	—	1,397,556
Macau	—	191,583	—	191,583
Malta	—	13,535	—	13,535
Mongolia	—	8,373	—	8,373
Netherlands	—	11,282,778	0	11,282,778
New Zealand	—	2,109,737	—	2,109,737
Norway	—	3,738,807	—	3,738,807
Peru	—	86,667	—	86,667
Philippines	—	11,266	—	11,266
Poland	—	52,950	—	52,950
Portugal	—	1,983,730	—	1,983,730
Singapore	133,153	5,622,798	2	5,755,953
Spain	—	12,697,772	0	12,697,772
Sweden	—	12,331,560	—	12,331,560
Switzerland	104,137	40,940,055	—	41,044,192
Taiwan	—	14,236	—	14,236
Tanzania	—	130,506	—	130,506
United Arab Emirates	55,842	176,374	—	232,216
United Kingdom	5,903	59,138,488	0	59,144,391
United States	576,736	2,520,238	—	3,096,974
Total Common Stocks	61,897,064	447,608,840	256,635	509,762,539
Total Preferred Stocks*	—	1,975,658	—	1,975,658
Rights
Australia	—	0	—	0
Austria	—	16,774	0	16,774
Hong Kong	—	—	1	1
Japan	—	4,696	—	4,696
Netherlands	213	—	—	213
Singapore	—	1,539	—	1,539
Spain	12,023	—	—	12,023
Total Rights	12,236	23,009	1	35,246
Warrants
Australia	—	0	—	0
Canada	—	0	—	0
Italy	—	0	—	0
Mongolia	119	—	—	119
Total Warrants	119	0	—	119
Total Short-Term Investment*	—	1,118,185	—	1,118,185
Securities Lending Reinvestments
Repurchase Agreements	—	7,987,812	—	7,987,812
Mutual Funds	16,000,000	—	—	16,000,000
Total Securities Lending Reinvestments	16,000,000	7,987,812	—	23,987,812
Total Investments	$77,909,419	$458,713,504	$256,636	$536,879,559

Collateral for Securities Loaned (Liability)	$—	$(23,987,812)	$—	$(23,987,812)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, transfers into Level 3 in the amount of $242,259 were due to trading halts on the securities’ respective exchanges which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-40

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$536,879,559
Cash	1,894
Cash denominated in foreign currencies (c)	1,017,476
Receivable for:
Investments sold	521,969
Fund shares sold	5,072
Dividends and interest	2,032,494
Prepaid expenses	4,136

Total Assets	540,462,600
Liabilities
Collateral for securities loaned	23,987,812
Payables for:
Investments purchased	497,771
Fund shares redeemed	25,814
Accrued Expenses:
Management fees	273,923
Distribution and service fees	13,071
Deferred trustees’ fees	154,342
Other expenses	330,927

Total Liabilities	25,283,660

Net Assets	$515,178,940

Net Assets Consist of:
Paid in surplus	$509,263,936
Distributable earnings (Accumulated losses)	5,915,004

Net Assets	$515,178,940

Net Assets
Class A	$451,247,431
Class B	63,931,509
Capital Shares Outstanding*
Class A	47,844,294
Class B	6,833,756
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.43
Class B	9.36

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $538,361,610.
(b)	Includes securities loaned at value of $48,031,496.
(c)	Identified cost of cash denominated in foreign currencies was $1,015,656.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$10,363,366
Interest	8,567
Securities lending income	261,915

Total investment income	10,633,848
Expenses
Management fees	2,115,268
Administration fees	17,134
Custodian and accounting fees	217,404
Distribution and service fees—Class B	80,892
Audit and tax services	36,483
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	11,226
Insurance	2,477
Miscellaneous	45,526

Total expenses	2,565,692
Less management fee waiver	(416,758)

Net expenses	2,148,934

Net Investment Income	8,484,914

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	9,321,277
Foreign currency transactions	(88,978)

Net realized gain (loss)	9,232,299

Net change in unrealized appreciation (depreciation) on:
Investments	16,456,857
Foreign currency transactions	23,589

Net change in unrealized appreciation (depreciation)	16,480,446

Net realized and unrealized gain (loss)	25,712,745

Net Increase (Decrease) in Net Assets From Operations	$34,197,659

(a)	Net of foreign withholding taxes of $1,131,399.

See accompanying notes to financial statements.

BHFTII-41

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$8,484,914	$13,418,811
Net realized gain (loss)	9,232,299	17,514,443
Net change in unrealized appreciation (depreciation)	16,480,446	(150,252,325)

Increase (decrease) in net assets from operations	34,197,659	(119,319,071)

From Distributions to Shareholders
Class A	(25,966,317)	(67,111,201)
Class B	(3,539,535)	(9,121,187)

Total distributions	(29,505,852)	(76,232,388)

Increase (decrease) in net assets from capital share transactions	(18,172,523)	30,913,982

Total increase (decrease) in net assets	(13,480,716)	(164,637,477)

Net Assets
Beginning of period	528,659,656	693,297,133

End of period	$515,178,940	$528,659,656

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,503	$14,749	6,735	$60,090
Reinvestments	2,718,986	25,966,317	7,286,775	67,111,201
Redemptions	(4,268,549)	(42,518,336)	(3,905,979)	(41,054,772)

Net increase (decrease)	(1,548,060)	$(16,537,270)	3,387,531	$26,116,519

Class B
Sales	84,871	$825,944	507,355	$4,954,004
Reinvestments	373,763	3,539,535	997,942	9,121,187
Redemptions	(611,279)	(6,000,732)	(909,564)	(9,277,728)

Net increase (decrease)	(152,645)	$(1,635,253)	595,733	$4,797,463

Increase (decrease) derived from capital shares transactions		$(18,172,523)		$30,913,982

See accompanying notes to financial statements.

BHFTII-42

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.39		$13.25	$12.43	$12.22	$11.07	$15.32

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.25	0.22	0.16	0.22	0.23
Net realized and unrealized gain (loss)	0.46		(2.59)	1.54	0.75	2.20	(3.05)

Total income (loss) from investment operations	0.62		(2.34)	1.76	0.91	2.42	(2.82)

Less Distributions
Distributions from net investment income	(0.26)		(0.30)	(0.24)	(0.29)	(0.16)	(0.40)
Distributions from net realized capital gains	(0.32)		(1.22)	(0.70)	(0.41)	(1.11)	(1.03)

Total distributions	(0.58)		(1.52)	(0.94)	(0.70)	(1.27)	(1.43)

Net Asset Value, End of Period	$9.43		$9.39	$13.25	$12.43	$12.22	$11.07

Total Return (%) (b)	6.47	(c)	(17.47)	14.16	9.12	23.30	(20.37)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.95	(d)	0.96	0.93	0.94	0.95	0.93
Net ratio of expenses to average net assets (%) (e)	0.79	(d)	0.81	0.83	0.93	0.94	0.92
Ratio of net investment income (loss) to average net assets (%)	3.28	(d)	2.40	1.69	1.47	1.95	1.64
Portfolio turnover rate (%)	4	(c)	11	10	18	14	16
Net assets, end of period (in millions)	$451.2		$463.7	$609.4	$636.0	$594.9	$495.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.30		$13.13	$12.33	$12.13	$10.99	$15.22

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.22	0.19	0.13	0.19	0.19
Net realized and unrealized gain (loss)	0.46		(2.57)	1.52	0.74	2.19	(3.02)

Total income (loss) from investment operations	0.61		(2.35)	1.71	0.87	2.38	(2.83)

Less Distributions
Distributions from net investment income	(0.23)		(0.26)	(0.21)	(0.26)	(0.13)	(0.37)
Distributions from net realized capital gains	(0.32)		(1.22)	(0.70)	(0.41)	(1.11)	(1.03)

Total distributions	(0.55)		(1.48)	(0.91)	(0.67)	(1.24)	(1.40)

Net Asset Value, End of Period	$9.36		$9.30	$13.13	$12.33	$12.13	$10.99

Total Return (%) (b)	6.47	(c)	(17.70)	13.85	8.79	23.03	(20.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.20	(d)	1.21	1.18	1.19	1.20	1.18
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.06	1.08	1.18	1.19	1.17
Ratio of net investment income (loss) to average net assets (%)	3.03	(d)	2.15	1.44	1.23	1.70	1.39
Portfolio turnover rate (%)	4	(c)	11	10	18	14	16
Net assets, end of period (in millions)	$63.9		$65.0	$83.9	$85.0	$84.3	$74.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-43

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Dimensional International Small Company Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-44

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

In consideration of recent decisions rendered by European courts, the Portfolio has filed tax reclaims for previously withheld taxes on dividends earned in certain European Union (“EU”) countries. These filings are subject to various administrative and judicial proceedings within these countries. During the six months ended June 30, 2023, the Portfolio received EU tax reclaim payments in the amount of $289 that were not previously accrued for due to uncertainty of collectability. Such amount is included in dividends on the Statement of Operations. No other amounts for additional tax reclaims are reflected in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $1,118,185. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $7,987,812. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(23,987,633)	$—	$—	$—	$(23,987,633)
Rights	(179)	—	—	—	(179)
Total Borrowings	$(23,987,812)	$—	$—	$—	$(23,987,812)
Gross amount of recognized liabilities for securities lending transactions					$(23,987,812)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$19,864,943	$0	$57,700,397

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,115,268	0.850%	Of the first $100 million
	0.800%	On amounts in excess of $100 million

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Dimensional Fund Advisors LP is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.200%	Of the first $100 million
0.150%	On amounts in excess of $100 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$548,346,238

Gross unrealized appreciation	120,482,728
Gross unrealized (depreciation)	(131,949,406)

Net unrealized appreciation (depreciation)	$(11,466,678)

BHFTII-49

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$22,996,258	$16,809,617	$53,236,130	$30,641,036	$76,232,388	$47,450,653

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,942,267	$16,369,862	$(27,936,381)	$—	$1,375,748

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-50

Brighthouse Funds Trust II

Brighthouse/Dimensional International Small Company Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-51

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Brighthouse/Wellington Balanced Portfolio returned 10.30%, 10.15%, and 10.29%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 16.89% and 2.09%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 10.81%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities, as measured by the S&P 500 Index, posted positive results over the trailing six-month period ended June 30, 2023. In the first quarter, U.S. equities surged higher. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The tumult generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. Shares of large technology companies surged, helping growth stocks significantly outperform their value counterparts. A modest decline in consumer price growth during the quarter and a sharp drop in the Producer Price Index in March offered greater assurances that price pressures were easing. However, prices remained highly elevated, and the Federal Reserve’s (the “Fed”) task of curbing inflation was further complicated by a robust job market, resilient consumer spending, and upheaval in the banking industry. The Fed slowed its pace of policy tightening, raising interest rates by 25 basis points in February and March, to a range between 4.75%—5.00%. The median forecast of members of the Federal Open Market Committee revealed that interest rates are anticipated to peak at 5.10% in 2023. Fed Chair Jerome Powell pushed back on views of rate cuts in 2023, although federal funds futures indicated that markets expect the Fed to lower rates by the end of the year. U.S. Gross Domestic Product (“GDP”) grew at a 2.6% annual pace in the fourth quarter of 2022, while corporate earnings for the same period lagged expectations, as profit margins were squeezed by elevated input costs and weaker demand.

U.S. equities advanced during the second quarter, largely driven by a potent rally in a narrow group of mega cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first quarter corporate earnings and improving earnings prospects bolstered market sentiment. Despite the strains from lofty interest rates and tightening credit conditions, the economy showed remarkable vigor; a robust labor market, resilient consumer spending, and renewed strength in the housing market offered hope that the U.S. could achieve a moderate economic slowdown rather than a full-blown recession. In June, the Fed held interest rates stable for the first time in 15 months to assess the impact of tighter monetary policy and recent banking industry stresses on the economy and inflation. However, most Fed policymakers anticipate two more rate hikes this year amid concerns that stronger-than-expected economic growth and robust wage gains could lead to more persistent inflation. Annualized U.S. GDP in the first quarter was revised sharply higher to 2%—well above the previous estimate of 1.3%—driven by the largest annual increase in consumer spending since mid-2021. Following months of high stakes political negotiations that unsettled financial markets, President Joe Biden signed into law a bill to suspend the U.S. debt ceiling and limit government spending.

During the reporting period, returns varied by market-cap. Large-cap stocks, as measured by the S&P 500 Index, outperformed mid- and small-cap stocks, as measured by the S&P MidCap 400 Index and Russell 2000 Index, respectively.

Most global fixed income sectors generated positive total returns during the period while higher-yielding sectors generally outperformed. Most front-end developed market sovereign yields rose as central banks kept monetary policy restrictive; longer-term yields were flat to lower as many yield curves inverted. U.S. lawmakers struck a last-minute deal to raise the debt ceiling and avert a default, boosting market sentiment. Despite concerns about tighter lending standards, credit sectors produced positive excess returns over duration-equivalent government bonds. Securitized sectors underperformed during March amid regional bank stress but rebounded later during the period as markets absorbed the Federal Deposit Insurance Company asset sales of Mortgage-Backed Securities from Silicon Valley Bank and Signature Bank. The U.S. dollar performance was mixed during the period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its blended benchmark for the period ended June 30, 2023.

The equity portion of the Portfolio (the “Equity Portfolio”) underperformed its benchmark, the S&P 500 Index, for the six-month period ended June 30, 2023. Challenging stock selection within the Information Technology (“IT”), Consumer Discretionary, and Financials sectors detracted most from relative performance. This was partially offset by stronger stock selection within the Health Care, Energy, and Communication Services sectors.

Among the Equity Portfolio’s largest individual relative detractors included underweight positions in NVIDIA, Apple, and Tesla. Shares of NVIDIA surged over the period after the chipmaker provided their second-quarter revenue and gross margin outlook sharply above estimates. Shares of Apple climbed higher over the period. Despite the iPhone maker reporting a miss on consensus expectations for the first quarter, its install base grew to 2 billion devices. Apple later reported second-quarter earnings ahead of consensus estimates led by strong iPhone sales and healthy operating margins. Additionally, Apple’s Board of Directors authorized an additional share buyback of up to $90 billion. We remained underweight both stocks and instead owned overweight positions in other semiconductor

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Managed by Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

companies such as Advanced Micro Devices and internet related stocks such as Meta and Alphabet. Shares of Tesla rose over the period after reporting strong financial results in 2022. Elon Musk’s outlook gave investors optimism that demand remained strong and outpaced production capacity following last year’s vehicle price cuts. The company’s Model Y was the number one selling vehicle globally in the first quarter becoming the first Electric Vehicle (“EV”) to claim that title. Additionally, fellow EV maker Rivian announced it will join Ford and General Motors in adopting Tesla’s North American Charging Standard.

Top contributors to relative performance within the Equity Portfolio during the period included overweight positions in Meta Platforms, and Amazon.com, and an out of benchmark position in Airbnb. Shares of Meta reported upbeat first quarter 2023 results; revenue, earnings, and user growth exceeded expectations. Shares of Amazon benefited from positive investor sentiment attributed partly to further cost cutting measures. Shares of Airbnb rose over the period after the vacation rental company reported fourth-quarter revenue and earnings before interest, taxes and depreciation above expectations. Management also provided better-than-expected guidance for the first quarter of 2023, driven by a recovery in international markets and longer booking windows.

The Equity Portfolio is managed in an industry-neutral structure relative to the benchmark, which promotes stock selection as the primary driver of performance. On an absolute basis, the Portfolio ended the period with the most exposure to the IT, Health Care and Communication Services sectors.

The fixed income portion of the Portfolio (the “Fixed Income Portfolio”) outperformed the Bloomberg U.S. Aggregate Bond Index for the six-month period ended June 30, 2023. The Portfolio’s out-of-benchmark exposure to High Yield (“HY”) and positioning within Investment Grade (“IG”) Credit were the primary drivers of relative outperformance. An allocation to Structured Finance sectors contributed to relative performance, particularly exposure to Non-Agency Residential Mortgage-Backed Securities (“RMBS”) supported by stronger recent housing data releases and tighter sector spreads. An overweight to Agency Mortgage-Backed Securities (“MBS”) pass-throughs also benefited performance, as did Asset-Backed Securities (“ABS”) and Collateralized Loan Obligations amid generally resilient economic data. The Portfolio implemented tactical duration positions throughout the period which had a positive impact on relative performance. Select exposure within Emerging Markets (“EM”) debt detracted from performance overall, with select positioning within EM corporate issuers outperforming and positioning in the credit default swap index (“CDX”) detracting.

During the period, the Fixed Income Portfolio used Treasury futures, swaps, and options to manage duration and yield curve positioning. The Portfolio also used Currency Forwards, Futures, and Options to implement non-U.S. rate and currency positions. Credit Default Swaps (“CDS”) were used to manage credit exposure, and IG, HY, and EM CDS index positions were used as a source of liquidity and to manage overall portfolio risk. EM CDX positions had a negative impact on performance during the period, while IG and HY CDX had a slight positive impact.

At the end of the period, the Fixed Income Portfolio had a longer duration posture relative to the benchmark. The Portfolio was underweight IG Credit by the end of the period, as we observed better opportunities in HY and select EM corporate exposures. The Portfolio continued to be overweight to Securitized sectors (Agency MBS, ABS, Commercial MBS, Non-Agency RMBS) at period-end.

Mary Pryshlak

Jonathan White

Joseph F. Marvan

Robert D. Burn

Campe Goodman

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

2 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX, THE BLOOMBERG U.S. AGGREGATE BOND INDEX AND THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Balanced Portfolio
Class A	10.30	11.08	7.45	8.64
Class B	10.15	10.72	7.17	8.36
Class E	10.29	10.92	7.29	8.48
S&P 500 Index	16.89	19.59	12.31	12.86
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52
Blended Index	10.81	11.24	7.94	8.45

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Information Technology	13.0
Health Care	9.7
Communication Services	8.0
Financials	7.0
Consumer Discretionary	6.8

Top Equity Holdings

% of Net Assets
Microsoft Corp.	4.7
Alphabet, Inc.	3.2
Amazon.com, Inc.	3.2
Meta Platforms, Inc.	2.3
Apple, Inc.	2.0

Top Fixed Income Sectors

% of Net Assets
Agency Mortgage-Backed Securities	19.3
Corporate Bonds & Notes	10.9
U.S. Treasury	5.0
Non-Agency Mortgage-Backed Securities	4.5
Asset-Backed Securities	4.3

Top Fixed Income Issuers

% of Net Assets
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.4
Fannie Mae 30 Yr. Pool	4.6
U.S. Treasury Bonds	4.0
Ginnie Mae II 30 Yr. Pool	3.3
Freddie Mac 30 Yr. Pool	1.9

BHFTII-3

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Balanced Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.50%	$1,000.00	$1,103.00	$2.61
	Hypothetical*	0.50%	$1,000.00	$1,022.32	$2.51

Class B (a)	Actual	0.75%	$1,000.00	$1,101.50	$3.91
	Hypothetical*	0.75%	$1,000.00	$1,021.08	$3.76

Class E (a)	Actual	0.65%	$1,000.00	$1,102.90	$3.39
	Hypothetical*	0.65%	$1,000.00	$1,021.57	$3.26

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—60.9% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.3%
Boeing Co. (The) (a)	13,726	$2,898,382
General Dynamics Corp.	18,183	3,912,073
Lockheed Martin Corp.	7,916	3,644,368
Raytheon Technologies Corp.	48,399	4,741,166

		15,195,989

Air Freight & Logistics—0.2%
C.H. Robinson Worldwide, Inc.	25,534	2,409,133

Automobiles—0.3%
Ford Motor Co.	61,421	929,300
Tesla, Inc. (a)	9,569	2,504,877

		3,434,177

Banks—1.0%
JPMorgan Chase & Co.	81,533	11,858,160

Beverages—1.1%
Constellation Brands, Inc. - Class A	19,458	4,789,198
Monster Beverage Corp. (a)	140,882	8,092,262

		12,881,460

Biotechnology—1.0%
Alnylam Pharmaceuticals, Inc. (a)	2,343	445,029
Apellis Pharmaceuticals, Inc. (a) (b)	1,964	178,920
Ascendis Pharma A/S (ADR) (a) (b)	3,879	346,201
Biogen, Inc. (a)	4,430	1,261,886
Celldex Therapeutics, Inc. (a)	6,616	224,481
Cytokinetics, Inc. (a) (b)	18,583	606,177
Genmab A/S (ADR) (a) (b)	10,756	408,836
Gilead Sciences, Inc.	9,510	732,936
Immunocore Holdings plc (ADR) (a) (b)	4,163	249,613
ImmunoGen, Inc. (a)	13,381	252,499
Karuna Therapeutics, Inc. (a)	3,134	679,608
Moderna, Inc. (a)	3,262	396,333
Prothena Corp. plc (a) (b)	2,760	188,453
PTC Therapeutics, Inc. (a)	4,570	185,862
Regeneron Pharmaceuticals, Inc. (a)	1,904	1,368,100
Revolution Medicines, Inc. (a) (b)	8,910	238,343
Roivant Sciences, Ltd. (a) (b)	20,400	205,632
Sage Therapeutics, Inc. (a)	13,423	631,149
Sarepta Therapeutics, Inc. (a)	2,298	263,167
Syndax Pharmaceuticals, Inc. (a)	7,100	148,603
United Therapeutics Corp. (a)	1,430	315,673
Vaxcyte, Inc. (a) (b)	4,252	212,345
Vertex Pharmaceuticals, Inc. (a)	6,809	2,396,155

		11,936,001

Broadline Retail—3.5%
Amazon.com, Inc. (a)	279,979	36,498,062
Etsy, Inc. (a) (b)	35,723	3,022,523

		39,520,585

Building Products—0.6%
Azek Co., Inc. (The) (a)	38,215	1,157,532
Builders FirstSource, Inc. (a)	13,642	1,855,312
Fortune Brands Innovations, Inc.	15,450	1,111,628
Johnson Controls International plc	19,060	1,298,748
Masterbrand, Inc. (a)	11,407	132,663
Trane Technologies plc	2,400	459,024
Zurn Elkay Water Solutions Corp. - Class C (b)	22,748	611,694

		6,626,601

Capital Markets—2.0%
Ares Management Corp. - Class A	91,947	8,859,093
Morgan Stanley	36,436	3,111,634
S&P Global, Inc.	18,092	7,252,902
Tradeweb Markets, Inc. - Class A	46,947	3,214,931

		22,438,560

Chemicals—1.7%
Cabot Corp.	41,090	2,748,510
Celanese Corp. (b)	17,367	2,011,099
FMC Corp.	27,907	2,911,816
Ingevity Corp. (a) (b)	17,922	1,042,344
Linde plc	15,851	6,040,499
Livent Corp. (a) (b)	33,591	921,401
PPG Industries, Inc.	23,095	3,424,988

		19,100,657

Commercial Services & Supplies—0.4%
Clean Harbors, Inc. (a) (b)	11,484	1,888,314
Waste Connections, Inc.	16,033	2,291,597

		4,179,911

Construction & Engineering—0.2%
Fluor Corp. (a)	63,606	1,882,738
MasTec, Inc. (a)	6,485	765,035

		2,647,773

Consumer Finance—0.6%
American Express Co.	38,021	6,623,258

Consumer Staples Distribution & Retail—0.9%
Performance Food Group Co. (a)	175,378	10,564,771

Containers & Packaging—0.1%
Ball Corp. (b)	15,649	910,928

Electric Utilities—1.6%
Edison International	45,520	3,161,364
Exelon Corp.	83,107	3,385,779
NextEra Energy, Inc.	47,633	3,534,369
PG&E Corp. (a)	284,806	4,921,448
Southern Co. (The)	51,049	3,586,192

		18,589,152

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—0.2%
AMETEK, Inc.	9,563	$1,548,058
Emerson Electric Co.	9,628	870,275

		2,418,333

Energy Equipment & Services—0.3%
Schlumberger, Ltd.	65,329	3,208,961

Entertainment—1.1%
Activision Blizzard, Inc. (a)	35,117	2,960,363
Spotify Technology S.A. (a)	21,472	3,447,330
Walt Disney Co. (The) (a)	67,268	6,005,687

		12,413,380

Financial Services—1.8%
Block, Inc. (a)	64,734	4,309,342
Equitable Holdings, Inc.	49,001	1,330,867
FleetCor Technologies, Inc. (a)	8,727	2,191,175
Global Payments, Inc.	29,701	2,926,143
PayPal Holdings, Inc. (a)	30,273	2,020,117
Visa, Inc. - Class A (b)	19,052	4,524,469
WEX, Inc. (a)	18,356	3,342,077

		20,644,190

Food Products—0.8%
Hershey Co. (The)	19,783	4,939,815
Lamb Weston Holdings, Inc.	37,279	4,285,221

		9,225,036

Gas Utilities—0.3%
Atmos Energy Corp. (b)	24,833	2,889,071

Ground Transportation—0.1%
Knight-Swift Transportation Holdings, Inc.	28,550	1,586,238

Health Care Equipment & Supplies—1.7%
Abbott Laboratories	38,265	4,171,650
Boston Scientific Corp. (a)	75,998	4,110,732
DexCom, Inc. (a)	21,512	2,764,507
Edwards Lifesciences Corp. (a)	33,770	3,185,524
Insulet Corp. (a)	8,477	2,444,258
Stryker Corp.	8,910	2,718,352

		19,395,023

Health Care Providers & Services—2.4%
Agilon Health, Inc. (a) (b)	100,643	1,745,150
AmerisourceBergen Corp. (b)	20,238	3,894,398
Centene Corp. (a)	59,334	4,002,078
Elevance Health, Inc.	7,709	3,425,032
HCA Healthcare, Inc.	12,504	3,794,714
Humana, Inc.	7,681	3,434,405
Molina Healthcare, Inc. (a)	11,399	3,433,835
UnitedHealth Group, Inc.	8,939	4,296,441

		28,026,053

Health Care REITs—0.3%
Welltower, Inc.	38,852	3,142,738

Hotel & Resort REITs—0.3%
Ryman Hospitality Properties, Inc.	32,722	3,040,528

Hotels, Restaurants & Leisure—1.2%
Airbnb, Inc. - Class A (a)	50,225	6,436,836
Chipotle Mexican Grill, Inc. (a)	1,015	2,171,085
DraftKings, Inc. - Class A (a)	40,858	1,085,597
Hyatt Hotels Corp. - Class A	35,063	4,017,519

		13,711,037

Household Durables—0.3%
DR Horton, Inc.	7,960	968,652
Lennar Corp. - Class A	12,442	1,559,107
Skyline Champion Corp. (a)	22,593	1,478,712

		4,006,471

Industrial Conglomerates—0.2%
Honeywell International, Inc.	11,056	2,294,120

Industrial REITs—0.2%
Rexford Industrial Realty, Inc.	47,783	2,495,228

Insurance—1.6%
Arch Capital Group, Ltd. (a)	38,854	2,908,222
Assured Guaranty, Ltd.	32,031	1,787,330
Chubb, Ltd.	17,981	3,462,421
Everest Re Group, Ltd.	3,409	1,165,401
Marsh & McLennan Cos., Inc.	30,613	5,757,693
Progressive Corp. (The)	19,363	2,563,080
Trupanion, Inc. (a) (b)	58,554	1,152,343

		18,796,490

Interactive Media & Services—5.9%
Alphabet, Inc. - Class A (a)	309,806	37,083,778
Bumble, Inc. - Class A (a)	129,695	2,176,282
Cargurus, Inc. (a)	102,181	2,312,356
Meta Platforms, Inc. - Class A (a)	89,886	25,795,485

		67,367,901

IT Services—1.0%
GoDaddy, Inc. - Class A (a)	57,367	4,309,983
Okta, Inc. (a) (b)	5,310	368,248
Snowflake, Inc. - Class A (a) (b)	4,849	853,327
VeriSign, Inc. (a)	28,010	6,329,420

		11,860,978

Life Sciences Tools & Services—1.3%
Agilent Technologies, Inc.	26,374	3,171,474
Danaher Corp.	25,112	6,026,880
ICON plc (a)	13,652	3,415,730
Illumina, Inc. (a)	11,957	2,241,818

		14,855,902

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—0.8%
Caterpillar, Inc.	5,783	$1,422,907
Flowserve Corp.	42,753	1,588,274
Fortive Corp.	25,285	1,890,559
Ingersoll Rand, Inc.	14,396	940,923
Middleby Corp. (The) (a)	11,419	1,688,071
Westinghouse Air Brake Technologies Corp.	18,648	2,045,126

		9,575,860

Media—0.5%
New York Times Co. (The) - Class A	60,516	2,383,120
Omnicom Group, Inc.	37,703	3,587,441

		5,970,561

Oil, Gas & Consumable Fuels—2.6%
BP plc (ADR) (b)	247,535	8,735,510
ConocoPhillips	58,792	6,091,439
Diamondback Energy, Inc.	7,477	982,179
EOG Resources, Inc.	16,309	1,866,402
Marathon Petroleum Corp.	27,835	3,245,561
Shell plc (ADR)	138,632	8,370,600

		29,291,691

Passenger Airlines—0.2%
Delta Air Lines, Inc. (a)	47,661	2,265,804

Personal Care Products—0.2%
Estee Lauder Cos., Inc. (The) - Class A	12,677	2,489,509

Pharmaceuticals—3.2%
Aclaris Therapeutics, Inc. (a)	14,419	149,525
AstraZeneca plc (ADR) (b)	60,004	4,294,486
Elanco Animal Health, Inc. (a)	55,622	559,557
Eli Lilly and Co.	24,819	11,639,615
GSK plc (ADR)	38,218	1,362,090
Merck & Co., Inc.	72,424	8,357,005
Novartis AG (ADR)	19,250	1,942,517
Pfizer, Inc.	160,466	5,885,893
Zoetis, Inc.	12,309	2,119,733

		36,310,421

Professional Services—0.6%
Ceridian HCM Holding, Inc. (a)	45,501	3,047,202
Genpact, Ltd.	37,527	1,409,889
Science Applications International Corp. (b)	17,355	1,952,090
TriNet Group, Inc. (a)	5,610	532,782

		6,941,963

Real Estate Management & Development—0.1%
CoStar Group, Inc. (a)	9,339	831,171

Semiconductors & Semiconductor Equipment—3.9%
Advanced Micro Devices, Inc. (a)	86,891	9,897,754
KLA Corp.	10,006	4,853,110
Marvell Technology, Inc.	24,769	1,480,691

Semiconductors & Semiconductor Equipment—(Continued)
Micron Technology, Inc.	57,679	3,640,122
NVIDIA Corp.	18,014	7,620,282
ON Semiconductor Corp. (a)	41,662	3,940,392
Teradyne, Inc. (b)	35,557	3,958,561
Texas Instruments, Inc.	49,652	8,938,353

		44,329,265

Software—6.1%
Aurora Innovation, Inc. (a) (b)	138,552	407,343
Bentley Systems, Inc. - Class B (b)	7,040	381,779
Guidewire Software, Inc. (a)	8,877	675,362
Hashicorp, Inc. - Class A (a)	31,515	825,063
HubSpot, Inc. (a)	2,372	1,262,117
Microsoft Corp.	156,440	53,274,077
Palo Alto Networks, Inc. (a) (b)	7,074	1,807,478
Salesforce, Inc. (a)	24,602	5,197,418
SentinelOne, Inc. - Class A (a)	21,956	331,536
ServiceNow, Inc. (a)	7,009	3,938,848
Workday, Inc. - Class A (a)	8,629	1,949,205

		70,050,226

Specialized REITs—0.2%
Public Storage	7,215	2,105,914

Specialty Retail—1.2%
AutoZone, Inc. (a)	1,182	2,947,152
TJX Cos., Inc. (The)	125,566	10,646,741

		13,593,893

Technology Hardware, Storage & Peripherals—2.0%
Apple, Inc.	115,583	22,419,635

Textiles, Apparel & Luxury Goods—0.3%
Deckers Outdoor Corp. (a)	2,112	1,114,418
NIKE, Inc. - Class B	24,165	2,667,091

		3,781,509

Tobacco—0.9%
Philip Morris International, Inc.	104,919	10,242,193

Trading Companies & Distributors—0.1%
Herc Holdings, Inc.	1,470	201,169
WESCO International, Inc.	4,378	783,925

		985,094

Wireless Telecommunication Services—0.5%
T-Mobile U.S., Inc. (a) (b)	41,221	5,725,597

Total Common Stocks (Cost $576,628,106)		697,205,100

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—24.3%

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—19.3%
Connecticut Avenue Securities Trust (CMO)
7.300%, 1M LIBOR + 2.150%, 09/25/31 (144A) (c)	7,341	$7,350
7.300%, 1M LIBOR + 2.150%, 11/25/39 (144A) (c)	123,109	123,454
7.617%, SOFR30A + 2.550%, 07/25/42 (144A) (c)	160,407	162,676
8.167%, SOFR30A + 3.100%, 06/25/43 (144A) (c)	310,000	311,358
8.700%, 1M LIBOR + 3.550%, 07/25/29 (c)	158,216	163,745
9.500%, 1M LIBOR + 4.350%, 05/25/29 (c)	270,744	284,281
Fannie Mae 15 Yr. Pool
2.000%, 06/01/36	627,007	559,105
3.000%, 07/01/28	367,353	350,615
3.000%, 02/01/31	52,887	49,787
3.000%, 08/01/33	146,717	138,095
4.000%, 04/01/26	5,578	5,443
4.000%, 02/01/29	100,660	98,366
4.500%, 06/01/24	6,698	6,616
4.500%, 02/01/25	3,524	3,477
4.500%, 04/01/25	735	726
4.500%, 07/01/25	1,714	1,689
4.500%, 06/01/26	73,258	72,269
4.500%, 12/01/37	287,924	283,544
Fannie Mae 20 Yr. Pool
2.000%, 09/01/40	294,963	253,914
2.000%, 12/01/40	1,079,224	925,148
2.000%, 04/01/41	323,725	276,439
2.000%, 05/01/41	104,330	89,091
2.000%, 10/01/41	391,781	333,009
2.000%, 02/01/42	245,452	210,241
2.500%, 06/01/40	682,218	604,435
3.000%, 03/01/37	307,686	284,100
Fannie Mae 30 Yr. Pool
1.500%, 09/01/51	2,007,118	1,552,548
2.000%, 08/01/50	224,005	183,692
2.000%, 12/01/50	612,755	503,932
2.000%, 01/01/51	355,584	295,656
2.000%, 02/01/51	2,044,594	1,676,784
2.000%, 03/01/51	3,425,213	2,803,251
2.000%, 04/01/51	3,631,175	2,974,466
2.000%, 05/01/51	1,265,703	1,036,274
2.000%, 07/01/51	567,859	464,135
2.500%, 06/01/50	289,311	247,043
2.500%, 07/01/50	49,925	42,600
2.500%, 09/01/50	452,377	387,102
2.500%, 10/01/50	777,239	667,678
2.500%, 01/01/51	324,450	277,829
2.500%, 05/01/51	5,488,153	4,683,640
2.500%, 06/01/51	640,572	545,189
2.500%, 07/01/51	376,208	321,225
2.500%, 08/01/51	206,675	178,109
2.500%, 09/01/51	247,232	210,931
2.500%, 10/01/51	240,225	203,877
2.500%, 11/01/51	3,525,784	3,025,404
2.500%, 12/01/51	439,521	376,659
2.500%, 01/01/52	441,284	378,034
2.500%, 03/01/52	642,193	547,709
2.500%, 04/01/52	431,888	368,356
3.000%, 02/01/43	346,740	313,013

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 03/01/43	437,561	394,996
3.000%, 04/01/43	420,712	379,787
3.000%, 05/01/43	1,108,340	1,000,524
3.000%, 06/01/43	142,848	128,952
3.000%, 02/01/50	201,006	179,297
3.000%, 08/01/50	720,230	638,942
3.000%, 10/01/50	289,183	256,025
3.000%, 12/01/50	398,160	352,507
3.000%, 04/01/51	148,016	131,049
3.000%, 05/01/51	381,616	340,808
3.000%, 08/01/51	191,813	170,021
3.000%, 10/01/51	122,710	108,565
3.000%, 11/01/51	992,327	875,824
3.000%, 12/01/51	560,089	495,621
3.000%, 01/01/52	256,516	226,693
3.000%, 04/01/52	266,288	236,454
3.000%, 05/01/52	379,716	336,925
3.500%, 03/01/43	14,082	13,184
3.500%, 05/01/43	32,252	30,103
3.500%, 07/01/43	78,296	73,186
3.500%, 08/01/43	107,900	100,969
3.500%, 10/01/44	133,298	124,187
3.500%, 02/01/45	132,353	123,190
3.500%, 01/01/46	147,355	137,066
3.500%, 03/01/46	113,540	105,670
3.500%, 09/01/46	205,176	190,242
3.500%, 10/01/46	88,713	82,297
3.500%, 11/01/46	100,007	93,008
3.500%, 12/01/46	548,609	513,634
3.500%, 05/01/47	188,108	174,951
3.500%, 09/01/47	415,780	383,874
3.500%, 12/01/47	56,489	52,394
3.500%, 01/01/48	229,196	211,527
3.500%, 02/01/48	262,118	242,330
3.500%, 07/01/48	292,743	272,265
3.500%, 11/01/48	61,731	56,973
3.500%, 04/01/52	636,667	581,732
4.000%, 10/01/40	280,190	269,407
4.000%, 11/01/40	105,191	101,141
4.000%, 12/01/40	76,150	73,218
4.000%, 02/01/41	37,699	35,759
4.000%, 03/01/41	104,695	100,662
4.000%, 08/01/42	57,139	54,925
4.000%, 09/01/42	103,625	99,632
4.000%, 03/01/45	11,535	11,033
4.000%, 07/01/45	85,807	82,057
4.000%, 05/01/46	25,143	23,987
4.000%, 06/01/46	99,739	95,135
4.000%, 04/01/47	114,441	109,251
4.000%, 10/01/47	408,279	389,303
4.000%, 06/01/48	795,199	758,206
4.000%, 09/01/48	143,417	136,735
4.000%, 01/01/49	358,349	341,653
4.000%, 04/01/49	913,458	864,638
4.000%, 04/01/50	622,901	593,897

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 06/01/52	379,549	$356,997
4.500%, 04/01/33	190,000	190,308
4.500%, 10/01/40	215,212	212,528
4.500%, 09/01/41	26,661	26,329
4.500%, 10/01/41	103,836	102,541
4.500%, 08/01/42	33,254	32,839
4.500%, 09/01/43	488,148	478,992
4.500%, 10/01/43	82,884	81,268
4.500%, 12/01/43	66,642	65,398
4.500%, 01/01/44	170,170	167,091
4.500%, 04/01/49	135,873	132,874
5.000%, 07/01/41	16,504	16,611
5.000%, 08/01/41	10,743	10,820
5.000%, 09/01/52	4,892,362	4,797,372
5.000%, 10/01/52	2,213,741	2,172,778
5.000%, 11/01/52	1,412,985	1,385,872
5.000%, 04/01/53	1,079,057	1,057,657
5.500%, 08/01/28	13,759	13,694
5.500%, 04/01/33	17,229	17,628
5.500%, 08/01/37	99,312	101,619
5.500%, 04/01/41	7,653	7,688
5.500%, 10/01/52	374,043	373,551
5.500%, 11/01/52	667,248	666,242
5.500%, 12/01/52	1,165,711	1,163,849
6.000%, 03/01/28	445	449
6.000%, 02/01/34	70,338	72,022
6.000%, 08/01/34	36,529	37,805
6.000%, 04/01/35	312,760	322,678
6.000%, 02/01/38	19,452	20,151
6.000%, 03/01/38	8,739	9,074
6.000%, 05/01/38	24,986	25,925
6.000%, 10/01/38	6,518	6,687
6.000%, 12/01/38	9,990	10,373
6.000%, 05/01/53	399,015	407,737
6.500%, 05/01/40	169,274	176,297
Fannie Mae ARM Pool
4.005%, 12M LIBOR + 1.755%, 12/01/40 (c)	1,162	1,142
4.250%, 12M LIBOR + 1.750%, 03/01/41 (c)	3,876	3,795
4.406%, 12M LIBOR + 1.821%, 09/01/41 (c)	22,621	22,932
4.534%, 12M LIBOR + 1.776%, 06/01/41 (c)	19,617	19,360
Fannie Mae Pool
2.000%, 05/01/36	439,647	389,848
2.000%, 08/01/36	513,842	455,672
2.000%, 09/01/36	300,600	266,543
2.000%, 12/01/36	237,600	210,708
2.250%, 04/01/33	200,057	165,642
2.500%, 01/01/57	554,877	470,648
3.500%, 09/01/57	976,659	890,075
3.500%, 05/01/58	568,437	518,044
3.520%, 11/01/32	380,000	351,505
4.000%, 06/01/41	326,275	310,306
4.030%, 06/01/28	290,823	282,445
4.190%, 04/01/28	375,000	366,274
4.370%, 05/01/28	142,918	141,185
4.410%, 04/01/30	290,000	285,563

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae Pool
4.460%, 05/01/28	333,325	329,599
4.500%, 01/01/51	611,277	598,428
4.510%, 05/01/33	190,821	190,667
4.750%, 04/01/28	95,000	95,077
5.500%, 06/01/53	592,456	589,666
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/36 (e)	10,599	8,945
Zero Coupon, 06/25/36 (e)	91,967	78,387
Zero Coupon, 06/25/41 (e)	86,006	64,037
0.096%, 08/25/44 (c) (d)	165,851	8,323
0.142%, 04/25/55 (c) (d)	232,241	8,960
0.250%, 05/25/46 (c) (d)	218,816	8,986
0.330%, 06/25/55 (c) (d)	176,867	8,176
1.750%, 12/25/42	239,632	206,905
2.000%, 09/25/39	138,914	120,287
2.000%, 03/25/52 (d)	922,946	116,579
2.500%, 06/25/28 (d)	42,725	1,727
2.500%, 02/25/51 (d)	770,739	121,779
2.500%, 09/25/52 (d)	592,046	92,206
3.000%, 02/25/27 (d)	51,675	980
3.000%, 09/25/27 (d)	34,095	1,374
3.000%, 01/25/28 (d)	205,830	7,897
3.000%, 03/25/43	412,138	361,209
3.000%, 04/25/43	468,765	420,895
3.000%, 08/25/49	293,712	264,220
3.500%, 05/25/27 (d)	93,847	3,951
3.500%, 10/25/27 (d)	61,150	2,950
3.500%, 05/25/30 (d)	85,963	5,816
3.500%, 08/25/30 (d)	23,924	1,331
3.500%, 02/25/31 (d)	33,566	1,118
3.500%, 03/25/34 (d)	917,659	48,882
3.500%, 09/25/35 (d)	69,081	6,763
3.500%, 11/25/39 (d)	512,570	47,251
3.500%, 01/25/42	416,000	378,891
3.500%, 11/25/42	529,899	483,337
3.500%, 04/25/46	168,952	141,090
3.500%, 10/25/46 (d)	74,628	12,944
3.500%, 12/25/58	543,310	496,488
4.000%, 05/25/27 (d)	44,177	1,522
4.000%, 03/25/42 (d)	40,090	4,963
4.000%, 11/25/42 (d)	25,560	2,632
4.500%, 07/25/27 (d)	12,892	253
5.000%, 12/25/43 (d)	300,523	57,517
5.000%, 06/25/48 (d)	338,789	56,656
5.500%, 04/25/35	171,753	175,660
5.500%, 04/25/37	47,518	48,078
5.500%, 11/25/40 (d)	321,261	44,262
5.500%, 09/25/44 (d)	225,146	42,175
5.500%, 06/25/48 (d)	243,079	46,523
5.538%, 05/25/42 (c) (d)	7,448	571
6.000%, 01/25/42 (d)	187,489	17,749
Fannie Mae-ACES
0.401%, 01/25/30 (c) (d)	1,856,795	24,144
1.283%, 06/25/34 (c) (d)	3,826,692	271,978
1.532%, 05/25/29 (c) (d)	2,126,728	109,481

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae-ACES
3.329%, 10/25/23 (c)	122,890	$122,044
Freddie Mac 15 Yr. Gold Pool
3.000%, 07/01/28	158,704	151,511
3.000%, 08/01/29	103,185	98,436
3.000%, 04/01/33	211,227	198,336
Freddie Mac 15 Yr. Pool 3.000%, 10/01/32	208,556	196,300
Freddie Mac 20 Yr. Gold Pool
3.000%, 11/01/36	404,633	374,409
3.000%, 01/01/37	255,855	236,666
3.500%, 08/01/34	218,596	207,101
Freddie Mac 20 Yr. Pool
2.000%, 12/01/40	75,878	65,082
2.000%, 05/01/41	493,627	421,522
2.000%, 12/01/41	534,644	454,328
Freddie Mac 30 Yr. Gold Pool
3.000%, 12/01/44	4,885	4,415
3.000%, 08/01/46	433,693	388,710
3.000%, 10/01/46	441,999	397,119
3.000%, 11/01/46	988,805	886,055
3.000%, 12/01/46	290,070	259,907
3.000%, 01/01/47	272,108	243,758
3.500%, 08/01/42	54,440	51,029
3.500%, 11/01/42	69,652	65,287
3.500%, 06/01/46	74,003	68,903
3.500%, 10/01/47	266,871	246,576
3.500%, 03/01/48	252,340	233,781
4.000%, 05/01/42	229,237	220,659
4.000%, 08/01/42	75,375	72,553
4.000%, 09/01/42	99,227	95,512
4.000%, 07/01/44	4,857	4,693
4.000%, 02/01/46	78,901	75,555
4.000%, 09/01/48	34,089	32,538
4.500%, 09/01/43	36,610	35,975
4.500%, 11/01/43	322,910	317,249
5.000%, 05/01/39	2,927	2,935
5.000%, 06/01/41	190,673	192,204
5.500%, 07/01/33	41,687	42,264
5.500%, 04/01/39	18,108	18,598
5.500%, 06/01/41	65,905	67,727
Freddie Mac 30 Yr. Pool
2.000%, 09/01/50	227,271	186,941
2.000%, 10/01/50	439,368	361,354
2.000%, 02/01/51	674,870	554,822
2.000%, 03/01/51	2,112,414	1,733,362
2.000%, 04/01/51	757,315	620,704
2.000%, 05/01/51	420,683	347,638
2.000%, 08/01/51	173,924	142,334
2.000%, 11/01/51	176,774	144,940
2.000%, 04/01/52	684,988	562,707
2.500%, 05/01/50	232,144	199,519
2.500%, 06/01/50	298,889	255,029
2.500%, 07/01/50	1,210,228	1,034,744
2.500%, 09/01/50	458,179	389,099
2.500%, 11/01/50	512,812	437,871

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
2.500%, 02/01/51	156,276	134,407
2.500%, 03/01/51	389,265	332,129
2.500%, 05/01/51	195,452	166,648
2.500%, 07/01/51	199,654	170,257
2.500%, 08/01/51	156,946	133,868
2.500%, 10/01/51	303,636	258,310
2.500%, 04/01/52	222,071	188,674
3.000%, 07/01/50	200,637	177,804
3.000%, 05/01/52	290,848	258,002
3.500%, 12/01/47	107,618	99,318
3.500%, 12/01/48	161,374	148,929
4.000%, 04/01/49	679,993	647,982
4.000%, 07/01/49	350,544	334,225
5.000%, 09/01/52	5,213,025	5,111,616
5.000%, 11/01/52	345,673	338,981
5.000%, 12/01/52	361,330	354,194
5.000%, 01/01/53	3,464,921	3,395,539
5.000%, 04/01/53	1,185,900	1,162,129
5.500%, 02/01/53	575,847	575,091
6.000%, 12/01/52	378,200	386,355
6.000%, 03/01/53	196,462	200,704
Freddie Mac ARM Non-Gold Pool 4.400%, 12M LIBOR + 1.900%, 02/01/41 (c)	4,365	4,265
Freddie Mac Multifamily Structured Pass-Through Certificates
0.736%, 03/25/27 (c) (d)	4,011,282	74,959
0.748%, 10/25/26 (c) (d)	1,130,808	18,614
0.885%, 06/25/27 (c) (d)	2,388,905	57,700
0.971%, 11/25/30 (c) (d)	959,561	47,638
1.119%, 10/25/30 (c) (d)	1,652,831	93,586
1.211%, 06/25/30 (c) (d)	3,034,024	186,875
1.246%, 01/25/30 (c) (d)	2,474,756	141,762
1.537%, 05/25/30 (c) (d)	2,354,524	182,744
1.680%, 05/25/30 (c) (d)	1,481,700	124,546
Freddie Mac Pool
2.000%, 05/01/36	392,590	348,113
2.000%, 06/01/36	140,034	124,186
5.000%, 04/01/53	296,341	291,061
Freddie Mac REMICS (CMO)
Zero Coupon, 11/15/36 (e)	9,119	7,262
1.000%, 02/25/51	569,490	470,758
1.500%, 05/15/37 (d)	2,434,607	143,077
1.750%, 10/15/42	140,833	119,937
2.000%, 07/25/50	152,786	127,397
2.000%, 06/15/52 (d)	995,750	121,859
2.500%, 05/15/28 (d)	48,610	1,992
2.500%, 06/25/50 (d)	751,118	107,744
2.500%, 03/15/52 (d)	776,459	110,621
2.500%, 03/25/52	494,404	428,202
3.000%, 03/15/28 (d)	97,258	4,558
3.000%, 05/15/32 (d)	42,306	1,062
3.000%, 03/15/33 (d)	67,009	5,782
3.000%, 03/25/40	500,000	433,093
3.000%, 05/15/46	249,239	227,816
3.000%, 09/25/51 (d)	734,550	119,556
3.250%, 11/15/41	84,901	78,000

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac REMICS (CMO)
3.500%, 09/15/26 (d)	19,103	$672
3.500%, 03/15/27 (d)	20,265	596
3.500%, 03/15/41 (d)	52,974	1,935
3.500%, 10/15/45	98,045	88,582
3.500%, 12/15/46	278,873	256,015
4.000%, 07/15/27 (d)	63,786	1,579
4.000%, 03/15/28 (d)	42,031	1,336
4.000%, 06/15/28 (d)	24,580	880
4.000%, 07/15/30 (d)	77,076	5,996
4.000%, 05/25/40 (d)	321,839	48,128
4.000%, 09/15/41	336,480	318,663
4.750%, 07/15/39	204,360	198,475
5.000%, 09/15/33 (d)	85,348	12,728
5.000%, 02/15/48 (d)	123,481	24,960
5.500%, 08/15/33	21,543	21,619
5.500%, 07/15/36	49,651	50,190
5.500%, 06/15/46	68,702	69,482
6.500%, 07/15/36	56,151	56,809
6.500%, 04/15/39 (d)	300,794	58,644
Freddie Mac STACR REMIC Trust (CMO)
7.967%, SOFR30A + 2.900%, 04/25/42 (144A) (c)	359,000	358,440
8.317%, SOFR30A + 3.250%, 04/25/43 (144A) (c)	325,000	326,216
8.417%, SOFR30A + 3.350%, 06/25/43 (144A) (c)	935,000	944,350
8.567%, SOFR30A + 3.500%, 05/25/43 (144A) (c)	685,000	696,984
8.617%, SOFR30A + 3.550%, 08/25/42 (144A) (c)	155,000	157,131
8.767%, SOFR30A + 3.700%, 09/25/42 (144A) (c)	290,000	299,063
9.067%, SOFR30A + 4.000%, 07/25/42 (144A) (c)	380,000	391,400
Ginnie Mae I 30 Yr. Pool
3.000%, 12/15/44	17,982	16,200
3.000%, 02/15/45	22,233	20,024
3.000%, 04/15/45	173,021	155,833
3.000%, 05/15/45	788,490	710,137
3.000%, 07/15/45	7,262	6,540
3.875%, 08/15/42	218,141	210,601
4.000%, 09/15/42	285,683	278,069
4.500%, 04/15/41	189,173	186,899
4.500%, 02/15/42	372,674	368,215
5.000%, 12/15/38	15,314	15,452
5.000%, 04/15/39	288,864	291,461
5.000%, 07/15/39	19,186	19,275
5.000%, 12/15/40	42,581	42,797
5.500%, 12/15/40	160,932	164,701
Ginnie Mae II 30 Yr. Pool
2.000%, 10/20/50	689,593	582,972
2.000%, TBA (f)	1,860,000	1,563,199
2.500%, 09/20/51	558,107	483,776
2.500%, 10/20/51	1,856,366	1,608,597
2.500%, TBA (f)	4,630,000	4,008,929
3.000%, 04/20/51	1,981,750	1,780,974
3.000%, 08/20/51	442,389	396,790
3.000%, 09/20/51	722,070	647,662
3.000%, 12/20/51	1,820,704	1,630,193
3.000%, 04/20/52	833,972	745,074
3.000%, 07/20/52	445,793	398,436

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.000%, TBA (f)	3,425,000	3,060,157
3.500%, 06/20/46	326,402	306,137
3.500%, 07/20/46	77,535	72,617
3.500%, 10/20/46	82,575	77,336
3.500%, 02/20/47	376,103	352,248
3.500%, 08/20/47	67,759	63,317
3.500%, 11/20/47	76,602	71,649
3.500%, 03/20/48	97,979	91,654
3.500%, 02/20/49	292,324	272,902
3.500%, 07/20/49	282,197	263,013
3.500%, 01/20/51	80,153	74,640
3.500%, 04/20/52	221,275	204,205
3.500%, 06/20/52	644,263	594,557
3.500%, 08/20/52	477,442	440,609
3.500%, 11/20/52	2,402,045	2,216,688
3.500%, 12/20/52	4,162,128	3,840,971
3.500%, 01/20/53	981,402	905,674
4.000%, 08/20/45	281,603	271,234
4.000%, 11/20/47	103,740	98,745
4.000%, 03/20/48	237,091	225,678
4.000%, 07/20/48	761,039	729,288
4.000%, TBA (f)	835,000	790,086
4.500%, 01/20/46	36,478	36,157
4.500%, 05/20/52	59,852	57,803
4.500%, TBA (f)	2,040,000	1,968,919
5.000%, 10/20/39	6,462	6,564
5.000%, 11/20/49	285,101	283,218
5.000%, TBA (f)	6,300,000	6,190,734
Government National Mortgage Association (CMO)
0.641%, 02/16/53 (c) (d)	764,033	12,049
2.500%, 12/16/39	96,299	87,717
2.500%, 07/20/41	200,087	176,723
3.000%, 09/20/28 (d)	40,547	1,661
3.000%, 05/20/35 (d)	615,957	37,338
3.000%, 02/16/43 (d)	59,079	7,299
3.000%, 02/20/52	399,751	359,561
3.500%, 02/16/27 (d)	14,821	512
3.500%, 03/20/27 (d)	43,011	1,670
3.500%, 10/20/29 (d)	298,170	21,731
3.500%, 07/20/40 (d)	33,375	1,049
3.500%, 02/20/41 (d)	41,164	1,047
3.500%, 04/20/42 (d)	119,735	5,549
3.500%, 10/20/42 (d)	325,088	52,453
3.500%, 05/20/43 (d)	39,869	5,779
3.500%, 07/20/43 (d)	112,845	14,637
4.000%, 12/16/26 (d)	8,216	211
4.000%, 05/20/29 (d)	139,165	4,160
4.000%, 05/16/42 (d)	33,925	3,626
4.000%, 09/16/42 (d)	560,521	111,193
4.000%, 03/20/43 (d)	60,249	10,653
4.000%, 01/20/44 (d)	28,088	4,907
4.000%, 11/20/44 (d)	437,078	60,625
4.000%, 03/20/47 (d)	184,261	26,996
4.500%, 04/20/45 (d)	91,348	16,804

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Government National Mortgage Association (CMO)
4.500%, 08/20/45 (d)	359,620	$67,680
4.500%, 05/20/48 (d)	296,953	46,333
5.000%, 02/16/40 (d)	226,721	46,186
5.000%, 10/16/41 (d)	112,721	17,681
5.000%, 12/20/43 (d)	263,479	51,847
5.000%, 01/16/47 (d)	50,049	10,002
5.500%, 03/20/39 (d)	137,980	23,757
5.500%, 02/16/47 (d)	154,696	25,850
5.500%, 02/20/47 (d)	99,656	16,029
6.000%, 09/20/40 (d)	193,294	36,184
6.000%, 02/20/46 (d)	163,010	32,589
Uniform Mortgage-Backed Securities 15 Yr. Pool
2.500%, TBA (f)	1,100,000	1,001,387
3.000%, TBA (f)	2,255,000	2,103,492
3.500%, TBA (f)	505,000	480,125
4.000%, TBA (f)	60,000	57,916
4.500%, TBA (f)	8,297,000	8,134,949
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (f)	13,016,000	10,613,633
4.500%, TBA (f)	32,389,000	31,138,987
5.500%, TBA (f)	17,814,000	17,727,713
6.000%, TBA (f)	2,300,000	2,320,305

		221,504,038

U.S. Treasury—5.0%
U.S. Treasury Bonds
1.250%, 05/15/50	11,030,000	6,202,221
1.375%, 11/15/40	3,040,000	2,033,950
1.625%, 11/15/50	3,460,000	2,148,714
2.250%, 08/15/46	910,000	664,833
2.375%, 11/15/49	1,385,000	1,034,151
2.500%, 02/15/45	2,555,000	1,978,129
2.875%, 08/15/45 (g) (h)	19,040,000	15,711,719
2.875%, 11/15/46	1,200,000	989,016
3.000%, 02/15/47	6,040,000	5,085,397
3.000%, 08/15/52	2,540,000	2,159,595
3.125%, 08/15/44 (i)	2,010,000	1,739,357
3.125%, 05/15/48	2,465,000	2,126,351
3.375%, 08/15/42	2,385,000	2,164,853
3.875%, 05/15/43	1,435,000	1,400,246
U.S. Treasury Inflation Indexed Bonds
0.125%, 02/15/52 (j)	847,693	561,621
0.250%, 02/15/50 (j)	7,108,114	4,965,198
U.S. Treasury Inflation Indexed Notes
0.250%, 07/15/29 (j)	2,982,212	2,722,608
0.750%, 07/15/28 (j)	3,214,158	3,045,352

		56,733,311

Total U.S. Treasury & Government Agencies (Cost $306,138,121)		278,237,349

Corporate Bonds & Notes—10.9%
Security Description	Principal Amount*	Value

Advertising—0.0%
Lamar Media Corp. 3.625%, 01/15/31	665,000	560,263

Aerospace/Defense—0.1%
Boeing Co. (The)
5.040%, 05/01/27	245,000	242,003
5.150%, 05/01/30	300,000	297,105
Northrop Grumman Corp. 5.150%, 05/01/40	175,000	172,255
Raytheon Technologies Corp.
5.150%, 02/27/33	150,000	152,050
5.375%, 02/27/53	50,000	51,920

		915,333

Agriculture—0.2%
BAT Capital Corp. 4.742%, 03/16/32	45,000	41,029
BAT International Finance plc 4.448%, 03/16/28	162,000	152,913
Philip Morris International, Inc.
4.875%, 02/15/28 (b)	665,000	654,839
5.125%, 11/17/27	305,000	305,934
5.125%, 02/15/30	550,000	543,809
5.375%, 02/15/33	285,000	284,372
5.625%, 11/17/29 (b)	205,000	208,881

		2,191,777

Apparel—0.1%
Hanesbrands, Inc. 4.875%, 05/15/26 (144A)	140,000	130,695
William Carter Co. (The) 5.625%, 03/15/27 (144A)	765,000	742,302

		872,997

Auto Manufacturers—0.0%
General Motors Financial Co., Inc. 3.600%, 06/21/30	215,000	185,755

Banks—2.1%
Bank of America Corp.
1.898%, SOFR + 1.530%, 07/23/31 (c)	65,000	51,763
1.922%, SOFR + 1.370%, 10/24/31 (c)	60,000	47,494
2.572%, SOFR + 1.210%, 10/20/32 (c)	230,000	187,335
2.592%, SOFR + 2.150%, 04/29/31 (c)	520,000	436,559
2.687%, SOFR + 1.320%, 04/22/32 (c)	1,265,000	1,048,364
2.972%, SOFR + 1.330%, 02/04/33 (c)	270,000	225,079
3.194%, 3M TSFR + 1.442%, 07/23/30 (c)	305,000	268,829
4.376%, SOFR + 1.580%, 04/27/28 (c)	890,000	854,386
5.202%, SOFR + 1.630%, 04/25/29 (c)	405,000	400,574
Bank of Ireland Group plc 6.253%, 1Y H15 + 2.650%, 09/16/26 (144A) (c)	925,000	917,712
Barclays plc
5.746%, 1Y H15 + 3.000%, 08/09/33 (b) (c)	200,000	193,429
6.224%, SOFR + 2.980%, 05/09/34 (c)	235,000	234,068
7.119%, SOFR + 3.570%, 06/27/34 (c)	365,000	364,854
7.385%, 1Y H15 + 3.300%, 11/02/28 (c)	200,000	208,321

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
BNP Paribas S.A.
2.219%, SOFR + 2.074%, 06/09/26 (144A) (c)	465,000	$430,038
4.375%, 5Y USD Swap + 1.483%, 03/01/33 (144A) (c)	335,000	303,137
5.125%, 1Y H15 + 1.450%, 01/13/29 (144A) (c)	200,000	195,702
5.335%, 1Y H15 + 1.500%, 06/12/29 (144A) (c)	255,000	251,487
Citigroup, Inc. 6.174%, SOFR + 2.660%, 05/25/34 (c)	400,000	403,485
Credit Agricole Corporate & Investment Bank S.A. 5.514%, 07/05/33 (144A)	250,000	251,494
Credit Suisse AG 7.500%, 02/15/28	250,000	265,553
Danske Bank A/S
1.621%, 1Y H15 + 1.350%, 09/11/26 (144A) (c)	200,000	179,398
5.375%, 01/12/24 (144A)	450,000	447,342
Deutsche Bank AG
2.129%, SOFR + 1.870%, 11/24/26 (c)	150,000	133,458
2.311%, SOFR + 1.219%, 11/16/27 (c)	635,000	545,679
7.079%, SOFR + 3.650%, 02/10/34 (c)	200,000	185,007
Goldman Sachs Group, Inc. (The)
2.383%, SOFR + 1.248%, 07/21/32 (c)	660,000	528,659
2.615%, SOFR + 1.281%, 04/22/32 (b) (c)	910,000	746,309
4.223%, 3M TSFR + 1.563%, 05/01/29 (c)	485,000	458,078
HSBC Holdings plc
2.206%, SOFR + 1.285%, 08/17/29 (c)	200,000	167,313
4.583%, 3M TSFR + 1.796%, 06/19/29 (c)	420,000	395,254
4.762%, SOFR + 2.530%, 03/29/33 (c)	230,000	207,571
5.402%, SOFR + 2.870%, 08/11/33 (c)	1,190,000	1,163,422
6.161%, SOFR + 1.970%, 03/09/29 (c)	200,000	201,702
6.332%, SOFR + 2.650%, 03/09/44 (c)	390,000	404,279
6.547%, SOFR + 2.980%, 06/20/34 (c)	585,000	582,729
Intesa Sanpaolo SpA 6.625%, 06/20/33 (144A)	400,000	398,532
JPMorgan Chase & Co. 2.545%, SOFR + 1.180%, 11/08/32 (c)	420,000	344,116
3.509%, 3M TSFR + 0.945%, 01/23/29 (c)	525,000	485,298
3.960%, 3M TSFR + 1.507%, 01/29/27 (c)	215,000	206,714
4.005%, 3M TSFR + 1.382%, 04/23/29 (c)	410,000	385,996
4.323%, SOFR + 1.560%, 04/26/28 (c)	80,000	77,219
4.851%, SOFR + 1.990%, 07/25/28 (c)	40,000	39,464
M&T Bank Corp. 5.053%, SOFR + 1.850%, 01/27/34 (c)	1,120,000	1,022,917
Morgan Stanley
1.794%, SOFR + 1.034%, 02/13/32 (b) (c)	880,000	682,613
1.928%, SOFR + 1.020%, 04/28/32 (c)	635,000	495,700
2.239%, SOFR + 1.178%, 07/21/32 (c)	45,000	35,765
2.475%, SOFR + 1.000%, 01/21/28 (c)	310,000	279,755
4.210%, SOFR + 1.610%, 04/20/28 (c)	205,000	196,932
4.431%, 3M TSFR + 1.890%, 01/23/30 (c)	130,000	123,687
5.123%, SOFR + 1.730%, 02/01/29 (c)	55,000	54,243
5.164%, SOFR + 1.590%, 04/20/29 (c)	480,000	474,137
Societe Generale S.A. 6.221%, 1Y H15 + 3.200%, 06/15/33 (144A) (b) (c)	1,190,000	1,107,799
Standard Chartered plc 7.767%, 1Y H15 + 3.450%, 11/16/28 (144A) (c)	215,000	228,083
UBS Group AG
3.091%, SOFR + 1.730%, 05/14/32 (144A) (c)	250,000	202,232

Banks—(Continued)
UBS Group AG
6.442%, SOFR + 3.700%, 08/11/28 (144A) (c)	250,000	250,925
6.537%, SOFR + 3.920%, 08/12/33 (144A) (c)	970,000	993,680
Wells Fargo & Co.
2.572%, 3M TSFR + 1.262%, 02/11/31 (c)	155,000	131,237
2.879%, 3M TSFR + 1.432%, 10/30/30 (c)	135,000	116,597
3.000%, 10/23/26	390,000	362,023
3.350%, SOFR + 1.500%, 03/02/33 (c)	280,000	239,639
4.808%, SOFR + 1.980%, 07/25/28 (c)	375,000	366,534
4.897%, SOFR + 2.100%, 07/25/33 (c)	475,000	455,626
5.389%, SOFR + 2.020%, 04/24/34 (c)	160,000	158,978

		23,802,304

Beverages—0.0%
Bacardi Ltd./Bacardi-Martini BV 5.400%, 06/15/33	220,000	218,055

Biotechnology—0.2%
Amgen, Inc.
5.250%, 03/02/30	110,000	110,220
5.250%, 03/02/33	700,000	700,893
5.750%, 03/02/63	225,000	228,248
CSL Finance plc 4.050%, 04/27/29 (144A) (b)	325,000	308,368
Royalty Pharma plc
2.150%, 09/02/31	540,000	423,292
2.200%, 09/02/30	395,000	317,533

		2,088,554

Building Materials—0.1%
Builders FirstSource, Inc. 5.000%, 03/01/30 (144A) (b)	785,000	733,987
Standard Industries, Inc.
3.375%, 01/15/31 (144A)	125,000	100,630
4.375%, 07/15/30 (144A)	720,000	623,590

		1,458,207

Chemicals—0.0%
Celanese U.S. Holdings LLC 6.165%, 07/15/27	395,000	392,957

Commercial Services—0.3%
Ashtead Capital, Inc.
4.375%, 08/15/27 (144A)	1,000,000	940,157
5.500%, 08/11/32 (144A)	420,000	406,376
Gartner, Inc. 4.500%, 07/01/28 (144A)	386,000	360,605
Howard University
2.291%, 10/01/26	100,000	90,653
2.701%, 10/01/29	260,000	221,202
2.801%, 10/01/30	100,000	83,707
2.901%, 10/01/31	100,000	82,136
3.476%, 10/01/41	115,000	86,556

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
Service Corp. International
3.375%, 08/15/30	785,000	$656,496
5.125%, 06/01/29 (b)	858,000	808,425
United Rentals North America, Inc.
4.000%, 07/15/30 (b)	85,000	75,279
4.875%, 01/15/28	65,000	61,853

		3,873,445

Computers—0.1%
Booz Allen Hamilton, Inc. 3.875%, 09/01/28 (144A)	1,256,000	1,136,002

Cosmetics/Personal Care—0.1%
Haleon U.S. Capital LLC 3.375%, 03/24/29	490,000	445,225
Kenvue, Inc. 5.050%, 03/22/53 (144A)	210,000	214,334

		659,559

Distribution/Wholesale—0.0%
LKQ Corp. 5.750%, 06/15/28 (144A) (b)	170,000	169,447

Diversified Financial Services—0.3%
American Express Co. 5.043%, SOFR + 1.835%, 05/01/34 (c)	105,000	102,703
Capital One Financial Corp.
1.878%, SOFR + 0.855%, 11/02/27 (c)	160,000	137,061
3.273%, SOFR + 1.790%, 03/01/30 (c)	120,000	101,889
5.247%, SOFR + 2.600%, 07/26/30 (c)	565,000	532,630
5.468%, SOFR + 2.080%, 02/01/29 (c)	155,000	148,484
5.817%, SOFR + 2.600%, 02/01/34 (b) (c)	140,000	133,570
6.312%, SOFR + 2.640%, 06/08/29 (c)	105,000	104,293
6.377%, SOFR + 2.860%, 06/08/34 (c)	120,000	119,140
GTP Acquisition Partners I LLC 3.482%, 06/15/50 (144A)	1,355,000	1,293,742
Intercontinental Exchange, Inc. 4.350%, 06/15/29	110,000	107,584
Nasdaq, Inc.
5.350%, 06/28/28	150,000	150,216
5.550%, 02/15/34	140,000	140,551
6.100%, 06/28/63	50,000	51,128
OneMain Finance Corp. 6.125%, 03/15/24	155,000	154,471
Synchrony Financial
2.875%, 10/28/31	180,000	130,887
7.250%, 02/02/33	270,000	243,155

		3,651,504

Electric—1.5%
AES Corp. (The) 3.300%, 07/15/25 (144A)	335,000	316,353

Electric—(Continued)
Alabama Power Co.
3.450%, 10/01/49	245,000	179,153
4.150%, 08/15/44	225,000	187,524
Berkshire Hathaway Energy Co.
1.650%, 05/15/31	165,000	127,948
4.600%, 05/01/53	220,000	188,490
Cleco Corporate Holdings LLC
3.375%, 09/15/29	275,000	233,246
4.973%, 05/01/46	20,000	16,825
Consolidated Edison Co. of New York, Inc. 3.200%, 12/01/51	250,000	173,286
Dominion Energy, Inc.
3.375%, 04/01/30	43,000	38,461
5.375%, 11/15/32 (b)	952,000	955,259
6.300%, 03/15/33	15,000	15,921
Duke Energy Carolinas LLC 4.250%, 12/15/41	205,000	177,462
Duke Energy Corp.
2.550%, 06/15/31	770,000	634,464
4.500%, 08/15/32 (b)	285,000	268,694
5.000%, 08/15/52	85,000	77,702
Duke Energy Indiana LLC 2.750%, 04/01/50	145,000	92,600
Duke Energy Ohio, Inc. 5.250%, 04/01/33	10,000	10,071
Duke Energy Progress LLC
4.000%, 04/01/52	130,000	105,247
4.375%, 03/30/44	320,000	277,294
Edison International 6.950%, 11/15/29	545,000	573,273
Electricite de France S.A. 6.250%, 05/23/33 (144A)	240,000	243,979
Emera, Inc. 6.750%, 3M LIBOR + 5.440%, 06/15/76 (c)	560,000	541,509
Enel Finance International NV 5.000%, 06/15/32 (144A)	435,000	411,204
Evergy Metro, Inc. 2.250%, 06/01/30	10,000	8,317
Evergy, Inc.
2.450%, 09/15/24	85,000	81,424
2.900%, 09/15/29	345,000	301,043
Eversource Energy
5.125%, 05/15/33	560,000	551,880
5.450%, 03/01/28	95,000	95,637
Florida Power & Light Co. 5.100%, 04/01/33	140,000	142,061
Georgia Power Co.
4.300%, 03/15/42	140,000	120,665
4.700%, 05/15/32	170,000	164,322
4.950%, 05/17/33	135,000	133,258
Investment Energy Resources, Ltd. 6.250%, 04/26/29 (144A)	200,000	185,296
IPALCO Enterprises, Inc. 3.700%, 09/01/24	335,000	323,883
Kentucky Utilities Co.
5.450%, 04/15/33	160,000	162,945

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Electric—(Continued)
Louisville Gas & Electric Co. 5.450%, 04/15/33	165,000	$168,023
National Grid plc 5.602%, 06/12/28	75,000	75,314
National Rural Utilities Cooperative Finance Corp.
4.800%, 03/15/28	125,000	123,577
5.800%, 01/15/33	210,000	219,578
NextEra Energy Capital Holdings, Inc.
2.250%, 06/01/30	150,000	124,758
4.625%, 07/15/27	625,000	611,130
5.000%, 02/28/30	110,000	108,774
5.000%, 07/15/32	260,000	256,419
6.051%, 03/01/25	55,000	55,207
NRG Energy, Inc. 2.450%, 12/02/27 (144A) (b)	360,000	303,375
Oglethorpe Power Corp.
4.500%, 04/01/47	130,000	107,386
5.050%, 10/01/48	35,000	30,872
Pacific Gas and Electric Co.
2.500%, 02/01/31	840,000	657,622
3.500%, 08/01/50	45,000	28,625
4.400%, 03/01/32	70,000	60,618
4.550%, 07/01/30	335,000	303,184
4.950%, 07/01/50	862,000	677,024
5.250%, 03/01/52	128,000	103,953
5.900%, 06/15/32	400,000	384,962
6.100%, 01/15/29	185,000	182,024
6.150%, 01/15/33	410,000	401,001
6.400%, 06/15/33	800,000	795,621
PPL Capital Funding, Inc. 4.125%, 04/15/30	85,000	78,762
Puget Energy, Inc.
3.650%, 05/15/25	270,000	258,121
4.100%, 06/15/30	215,000	195,756
Sempra Energy
3.400%, 02/01/28	365,000	335,946
5.400%, 08/01/26	270,000	268,679
Southern California Edison Co.
2.250%, 06/01/30	150,000	125,379
2.850%, 08/01/29	315,000	275,199
5.300%, 03/01/28	140,000	139,984
Southern Co. (The) 5.200%, 06/15/33	470,000	466,174
Southwestern Electric Power Co. 5.300%, 04/01/33	315,000	310,904
Virginia Electric & Power Co. 5.000%, 04/01/33	285,000	281,672
Xcel Energy, Inc. 4.600%, 06/01/32	185,000	174,696

		16,807,015

Energy-Alternate Sources—0.1%
Energo-Pro A.S. 8.500%, 02/04/27 (144A)	645,000	611,138

Energy-Alternate Sources—(Continued)
FS Luxembourg S.a.r.l.
10.000%, 12/15/25 (144A)	245,000	251,074
Greenko Wind Projects Mauritius, Ltd. 5.500%, 04/06/25	325,000	310,661

		1,172,873

Engineering & Construction—0.1%
IHS Holding, Ltd. 6.250%, 11/29/28 (144A)	390,000	318,060
International Airport Finance S.A. 12.000%, 03/15/33 (144A)	914,285	841,142

		1,159,202

Entertainment—0.2%
Warnermedia Holdings, Inc.
4.279%, 03/15/32	225,000	199,547
5.141%, 03/15/52 (b)	720,000	586,259
WMG Acquisition Corp.
3.000%, 02/15/31 (144A) (b)	160,000	129,437
3.750%, 12/01/29 (144A) (b)	285,000	246,372
3.875%, 07/15/30 (144A)	855,000	737,534

		1,899,149

Environmental Control—0.1%
Clean Harbors, Inc. 4.875%, 07/15/27 (144A)	1,195,000	1,144,245

Food—0.1%
Conagra Brands, Inc. 1.375%, 11/01/27	255,000	215,941
General Mills, Inc. 4.950%, 03/29/33	85,000	84,241
NBM U.S. Holdings, Inc. 7.000%, 05/14/26 (144A)	635,000	615,912

		916,094

Gas—0.1%
KeySpan Gas East Corp. 5.994%, 03/06/33 (144A)	275,000	277,135
NiSource, Inc.
3.490%, 05/15/27	95,000	89,381
3.600%, 05/01/30	265,000	238,653
5.250%, 03/30/28	315,000	314,751
5.400%, 06/30/33	510,000	510,341
Southern California Gas Co. 5.200%, 06/01/33	250,000	246,681

		1,676,942

Hand/Machine Tools—0.1%
Regal Rexnord Corp.
6.050%, 04/15/28 (144A)	650,000	645,260
6.300%, 02/15/30 (144A)	255,000	254,245

		899,505

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.2%
Alcon Finance Corp.
2.750%, 09/23/26 (144A)	200,000	$183,679
3.000%, 09/23/29 (144A)	265,000	233,851
5.375%, 12/06/32 (144A) (b)	200,000	202,664
Avantor Funding, Inc. 4.625%, 07/15/28 (144A)	780,000	723,000
GE HealthCare Technologies, Inc.
5.857%, 03/15/30	200,000	205,266
5.905%, 11/22/32	195,000	204,005
Hologic, Inc. 4.625%, 02/01/28 (144A)	658,000	618,878

		2,371,343

Healthcare-Services—0.3%
Centene Corp.
2.450%, 07/15/28	215,000	183,772
3.375%, 02/15/30	20,000	17,189
4.250%, 12/15/27	110,000	102,845
4.625%, 12/15/29	1,185,000	1,090,718
CommonSpirit Health 3.347%, 10/01/29	105,000	92,374
Humana, Inc.
3.700%, 03/23/29	535,000	489,993
5.875%, 03/01/33	75,000	77,940
Kaiser Foundation Hospitals
2.810%, 06/01/41	110,000	80,804
3.002%, 06/01/51	205,000	143,510
Sutter Health 3.361%, 08/15/50	55,000	39,473
UnitedHealth Group, Inc.
2.750%, 05/15/40	315,000	234,005
3.500%, 08/15/39	60,000	50,323
4.000%, 05/15/29	340,000	324,923
4.950%, 05/15/62	60,000	57,682
5.250%, 02/15/28	85,000	86,660
5.350%, 02/15/33	355,000	368,882
5.875%, 02/15/53	45,000	49,983
6.050%, 02/15/63	65,000	73,500

		3,564,576

Home Builders—0.1%
Taylor Morrison Communities, Inc.
5.125%, 08/01/30 (144A)	120,000	110,796
5.750%, 01/15/28 (144A)	623,000	602,391
Toll Brothers Finance Corp. 4.875%, 11/15/25	130,000	127,537

		840,724

Insurance—0.3%
Aon Corp./Aon Global Holdings plc 5.350%, 02/28/33	150,000	151,093
Athene Global Funding
2.646%, 10/04/31 (144A)	510,000	386,064
2.717%, 01/07/29 (144A)	735,000	598,554

Insurance—(Continued)
Corebridge Financial, Inc.
3.850%, 04/05/29	160,000	143,891
6.875%, 5Y H15 + 3.846%, 12/15/52 (c)	515,000	493,622
Equitable Financial Life Global Funding 1.800%, 03/08/28 (144A)	755,000	636,735
Marsh & McLennan Cos., Inc.
4.750%, 03/15/39	245,000	230,881
Unum Group 4.500%, 12/15/49 (b)	220,000	168,852
Willis North America, Inc. 3.600%, 05/15/24	130,000	126,841

		2,936,533

Internet—0.2%
Gen Digital, Inc.
5.000%, 04/15/25 (144A)	905,000	886,317
6.750%, 09/30/27 (144A) (b)	260,000	259,268
Go Daddy Operating Co. LLC / GD Finance Co., Inc.
3.500%, 03/01/29 (144A)	170,000	145,663
5.250%, 12/01/27 (144A)	983,000	933,850
Meta Platforms, Inc. 4.800%, 05/15/30	220,000	220,161

		2,445,259

Iron/Steel—0.1%
ArcelorMittal S.A. 6.800%, 11/29/32	430,000	441,463
Vale Overseas, Ltd. 6.125%, 06/12/33	365,000	365,653

		807,116

Machinery-Diversified—0.0%
Otis Worldwide Corp. 2.565%, 02/15/30	300,000	258,641

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
5.125%, 07/01/49	160,000	125,876
5.750%, 04/01/48	5,000	4,280
6.484%, 10/23/45	1,290,000	1,212,752
6.834%, 10/23/55	90,000	84,846
Comcast Corp.
2.937%, 11/01/56	54,000	35,166
2.987%, 11/01/63	157,000	99,473
3.750%, 04/01/40	220,000	185,358
COX Communications, Inc. 2.600%, 06/15/31 (144A)	270,000	220,385
Discovery Communications LLC
3.625%, 05/15/30	180,000	157,892
4.000%, 09/15/55	516,000	342,961
5.200%, 09/20/47	190,000	155,501
5.300%, 05/15/49	517,000	428,421
Paramount Global
4.200%, 06/01/29	45,000	40,113
4.200%, 05/19/32 (b)	260,000	217,895

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Paramount Global
4.375%, 03/15/43	150,000	$105,823
4.950%, 01/15/31 (b)	655,000	590,349
5.250%, 04/01/44	250,000	189,861
5.850%, 09/01/43	40,000	34,088
Sirius XM Radio, Inc.
3.125%, 09/01/26 (144A)	835,000	747,531
4.000%, 07/15/28 (144A)	70,000	60,821
4.125%, 07/01/30 (144A) (b)	100,000	81,655
Time Warner Cable LLC 4.500%, 09/15/42	200,000	149,598

		5,270,645

Mining—0.1%
Anglo American Capital plc 2.625%, 09/10/30 (144A)	385,000	317,579
Glencore Funding LLC 5.700%, 05/08/33 (144A)	260,000	257,966

		575,545

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp.
2.670%, 12/01/26	120,000	107,746
3.250%, 02/15/29	1,304,000	1,117,311
3.569%, 12/01/31	105,000	88,601

		1,313,658

Oil & Gas—0.7%
Aker BP ASA 6.000%, 06/13/33 (144A)	490,000	490,174
BP Capital Markets America, Inc.
2.939%, 06/04/51	245,000	167,191
3.000%, 02/24/50	85,000	59,237
4.812%, 02/13/33	435,000	428,678
4.893%, 09/11/33	270,000	267,212
ConocoPhillips Co. 4.025%, 03/15/62	90,000	73,222
Continental Resources, Inc.
2.875%, 04/01/32 (144A)	125,000	96,038
5.750%, 01/15/31 (144A)	125,000	118,832
Diamondback Energy, Inc.
6.250%, 03/15/33	250,000	258,617
6.250%, 03/15/53	175,000	177,023
Ecopetrol S.A.
4.625%, 11/02/31	985,000	760,403
8.625%, 01/19/29	765,000	766,760
Energean Israel Finance, Ltd.
4.500%, 03/30/24 (144A)	180,000	177,840
4.875%, 03/30/26 (144A)	155,000	143,803
5.875%, 03/30/31 (144A)	155,000	135,431
8.500%, 09/30/33 (144A)	210,000	209,475
EQT Corp. 3.625%, 05/15/31 (144A)	195,000	167,718

Oil & Gas—(Continued)
Equinor ASA
3.625%, 04/06/40	170,000	142,584
3.700%, 04/06/50	110,000	89,412
Hess Corp.
7.125%, 03/15/33	37,000	40,359
7.300%, 08/15/31	190,000	208,346
Leviathan Bond, Ltd. 6.500%, 06/30/27 (144A)	480,000	458,400
Marathon Oil Corp. 6.600%, 10/01/37	335,000	334,005
Ovintiv, Inc.
6.250%, 07/15/33	330,000	325,489
6.500%, 08/15/34	85,000	85,183
6.625%, 08/15/37	190,000	187,538
Piedmont Natural Gas Co., Inc. 5.400%, 06/15/33	145,000	144,661
Pioneer Natural Resources Co. 5.100%, 03/29/26	45,000	44,730
Shell International Finance B.V.
2.875%, 11/26/41	120,000	89,693
3.000%, 11/26/51	155,000	109,186
3.250%, 04/06/50	125,000	92,986
Var Energi ASA 7.500%, 01/15/28 (144A)	530,000	544,697
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (b)	535,000	513,449

		7,908,372

Packaging & Containers—0.1%
Ball Corp.
4.000%, 11/15/23	200,000	198,500
6.000%, 06/15/29 (b)	1,550,000	1,538,375

		1,736,875

Pharmaceuticals—0.1%
Cigna Group (The) 5.400%, 03/15/33	235,000	239,144
CVS Health Corp.
4.125%, 04/01/40	155,000	130,623
5.125%, 02/21/30	380,000	377,376
5.250%, 01/30/31	120,000	119,623

		866,766

Pipelines—0.4%
Cheniere Energy Partners L.P. 5.950%, 06/30/33 (144A)	140,000	140,407
Enbridge, Inc. 5.700%, 03/08/33	170,000	172,334
Energy Transfer L.P.
5.250%, 04/15/29	115,000	112,268
5.550%, 02/15/28	240,000	239,326
5.950%, 10/01/43	20,000	18,658
6.125%, 12/15/45	45,000	42,753
6.250%, 04/15/49	60,000	58,601

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
EQM Midstream Partners L.P. 6.500%, 07/01/27 (144A)	30,000	$29,588
Greensaif Pipelines Bidco S.a.r.l.
6.129%, 02/23/38 (144A)	420,000	428,997
6.510%, 02/23/42 (144A)	365,000	379,433
MPLX L.P.
2.650%, 08/15/30	25,000	20,916
4.950%, 09/01/32	205,000	195,818
4.950%, 03/14/52	95,000	80,683
ONEOK, Inc.
3.400%, 09/01/29	210,000	183,103
4.350%, 03/15/29	85,000	79,038
5.200%, 07/15/48	180,000	153,444
6.100%, 11/15/32	215,000	218,731
Plains All American Pipeline L.P. / PAA Finance Corp.
3.800%, 09/15/30	365,000	323,860
4.900%, 02/15/45	180,000	144,897
Sabine Pass Liquefaction LLC 4.500%, 05/15/30	195,000	185,360
Targa Resources Corp.
4.200%, 02/01/33	220,000	194,730
6.125%, 03/15/33	155,000	158,377
6.250%, 07/01/52	215,000	210,160
6.500%, 02/15/53	70,000	71,486
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp.
4.000%, 01/15/32	160,000	138,309
4.875%, 02/01/31	65,000	60,069
TransCanada PipeLines, Ltd. 2.500%, 10/12/31	195,000	157,275
Transcontinental Gas Pipe Line Co. LLC 3.250%, 05/15/30	125,000	111,095
Western Midstream Operating L.P.
4.500%, 03/01/28	75,000	70,724
4.750%, 08/15/28	35,000	33,219
6.150%, 04/01/33	240,000	241,894
Williams Cos., Inc. (The)
4.650%, 08/15/32 (b)	380,000	359,865
5.650%, 03/15/33	180,000	182,385

		5,197,803

Real Estate Investment Trusts—0.4%
American Tower Corp.
2.700%, 04/15/31	80,000	66,338
3.650%, 03/15/27	280,000	262,121
American Tower Trust #1 5.490%, 03/15/28 (144A)	925,000	925,748
Crown Castle, Inc.
2.900%, 03/15/27	240,000	219,614
3.800%, 02/15/28	20,000	18,641
4.800%, 09/01/28	695,000	674,176
5.000%, 01/11/28	100,000	98,137
EPR Properties 4.950%, 04/15/28	400,000	357,341

Real Estate Investment Trusts—(Continued)
GLP Capital L.P. / GLP Financing II, Inc.
4.000%, 01/15/31	195,000	168,589
5.300%, 01/15/29 (b)	235,000	223,756
5.750%, 06/01/28	270,000	264,159
SBA Tower Trust 2.836%, 01/15/50 (144A)	545,000	517,485
VICI Properties L.P.
4.950%, 02/15/30	596,000	559,096
5.125%, 05/15/32 (b)	135,000	126,312

		4,481,513

Retail—0.2%
AutoZone, Inc.
4.750%, 08/01/32	190,000	183,361
4.750%, 02/01/33	60,000	57,479
FirstCash, Inc.
4.625%, 09/01/28 (144A)	758,000	677,048
5.625%, 01/01/30 (144A)	585,000	528,737
Gap, Inc. (The)
3.625%, 10/01/29 (144A)	487,000	344,111
3.875%, 10/01/31 (144A)	913,000	624,964
O’Reilly Automotive, Inc. 4.700%, 06/15/32 (b)	440,000	423,799

		2,839,499

Semiconductors—0.2%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	346,000	265,398
4.000%, 04/15/29 (144A)	565,000	521,836
Intel Corp.
3.100%, 02/15/60	185,000	118,319
4.900%, 08/05/52	230,000	212,283
5.125%, 02/10/30	100,000	100,613
5.700%, 02/10/53	70,000	71,211
5.900%, 02/10/63	175,000	180,726
Marvell Technology, Inc.
2.450%, 04/15/28 (b)	420,000	366,694
2.950%, 04/15/31	85,000	71,253
NVIDIA Corp. 3.500%, 04/01/40	235,000	201,181
NXP B.V. / NXP Funding LLC 5.550%, 12/01/28	165,000	166,023
Qorvo, Inc. 3.375%, 04/01/31 (144A)	260,000	209,609

		2,485,146

Software—0.5%
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A)	1,478,000	1,328,013
Fair Isaac Corp. 4.000%, 06/15/28 (144A)	853,000	782,547
MSCI, Inc.
3.625%, 11/01/31 (144A)	355,000	303,054
3.875%, 02/15/31 (144A)	115,000	99,650
4.000%, 11/15/29 (144A)	190,000	171,954

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Software—(Continued)
Open Text Corp.
3.875%, 12/01/29 (144A)	740,000	$618,538
6.900%, 12/01/27 (144A)	545,000	554,826
Open Text Holdings, Inc. 4.125%, 12/01/31 (144A)	130,000	106,563
Oracle Corp.
2.950%, 04/01/30	100,000	87,287
3.850%, 04/01/60	830,000	584,978
4.000%, 07/15/46	5,000	3,843
4.100%, 03/25/61	130,000	95,928
4.125%, 05/15/45	15,000	11,755
6.150%, 11/09/29	405,000	421,835
SS&C Technologies, Inc. 5.500%, 09/30/27 (144A)	735,000	703,636

		5,874,407

Telecommunications—0.3%
AT&T, Inc.
2.550%, 12/01/33	115,000	90,330
3.550%, 09/15/55	774,000	541,851
3.650%, 09/15/59	31,000	21,583
3.800%, 12/01/57	251,000	181,723
5.400%, 02/15/34	250,000	250,429
Nokia Oyj 4.375%, 06/12/27	720,000	678,171
Rogers Communications, Inc.
3.800%, 03/15/32 (144A)	90,000	78,671
4.550%, 03/15/52 (144A)	240,000	193,014
T-Mobile USA, Inc.
2.050%, 02/15/28	365,000	316,486
3.875%, 04/15/30	130,000	119,765
5.050%, 07/15/33	305,000	299,479
Verizon Communications, Inc.
2.355%, 03/15/32	455,000	365,949
2.550%, 03/21/31	315,000	263,004
2.650%, 11/20/40	65,000	45,214
2.850%, 09/03/41	105,000	74,679
3.850%, 11/01/42	85,000	68,756

		3,589,104

Trucking & Leasing—0.2%
DAE Funding LLC 1.550%, 08/01/24 (144A)	885,000	840,067
Penske Truck Leasing Co. L.P. / PTL Finance Corp.
2.700%, 11/01/24 (144A)	455,000	434,149
4.000%, 07/15/25 (144A)	365,000	349,139
4.400%, 07/01/27 (144A)	285,000	268,998

		1,892,353

Total Corporate Bonds & Notes (Cost $135,688,378)		125,107,062

Mortgage-Backed Securities—4.5%
Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—3.0%
Adjustable Rate Mortgage Trust
5.650%, 1M LIBOR + 0.500%, 01/25/36 (c)	66,789	61,059
5.690%, 1M LIBOR + 0.540%, 11/25/35 (c)	30,840	30,319
Alternative Loan Trust
5.326%, 12M MTA + 1.350%, 08/25/35 (c)	151,333	119,792
5.500%, 11/25/35	325,156	186,986
5.500%, 1M LIBOR + 0.800%, 12/25/35 (c)	70,536	58,873
5.500%, 1M LIBOR + 0.450%, 03/01/38 (c)	129,291	96,881
5.690%, 1M LIBOR + 0.540%, 01/25/36 (c)	67,382	60,288
Angel Oak Mortgage Trust LLC
0.951%, 07/25/66 (144A) (c)	668,654	542,797
0.985%, 04/25/66 (144A) (c)	276,254	224,919
0.990%, 04/25/53 (144A) (c)	243,795	218,388
1.068%, 05/25/66 (144A) (c)	529,972	430,234
1.820%, 11/25/66 (144A) (c)	492,136	409,436
Arroyo Mortgage Trust 3.347%, 04/25/49 (144A) (c)	326,617	301,286
Bear Stearns Adjustable Rate Mortgage Trust 3.889%, 07/25/36 (c)	136,273	115,217
Bear Stearns ALT-A Trust 5.630%, 1M LIBOR + 0.480%, 02/25/36 (c)	220,722	191,017
Bear Stearns Mortgage Funding Trust
5.330%, 1M LIBOR + 0.180%, 10/25/36 (c)	73,319	61,784
5.550%, 1M LIBOR + 0.400%, 02/25/37 (c)	293,703	263,623
BINOM Securitization Trust 2.034%, 06/25/56 (144A) (c)	331,223	280,954
BRAVO Residential Funding Trust
0.941%, 02/25/49 (144A) (c)	188,041	163,319
0.970%, 03/25/60 (144A) (c)	159,953	148,013
COLT Mortgage Loan Trust
0.910%, 06/25/66 (144A) (c)	452,744	358,607
0.956%, 09/27/66 (144A) (c)	793,432	613,483
4.301%, 03/25/67 (144A) (c)	176,578	167,611
Countrywide Home Loan Mortgage Pass-Through Trust
3.611%, 09/25/47 (c)	169,237	148,353
4.344%, 06/20/35 (c)	4,675	4,353
5.550%, 1M LIBOR + 0.400%, 04/25/46 (c)	166,843	139,605
5.830%, 1M LIBOR + 0.680%, 02/25/35 (c)	64,414	54,604
CSMC Trust
0.938%, 05/25/66 (144A) (c)	406,516	314,054
1.179%, 02/25/66 (144A) (c)	563,713	467,545
1.796%, 12/27/60 (144A) (c)	289,201	266,610
1.841%, 10/25/66 (144A) (c)	511,499	419,980
2.265%, 11/25/66 (144A) (c)	1,217,602	1,030,189
3.250%, 04/25/47 (144A) (c)	292,332	259,577
Deephaven Residential Mortgage Trust 0.899%, 04/25/66 (144A) (c)	188,887	159,076
Deutsche ALT-A Securities Mortgage Loan Trust 5.450%, 1M LIBOR + 0.300%, 12/25/36 (c)	152,333	140,295
Ellington Financial Mortgage Trust
0.931%, 06/25/66 (144A) (c)	185,619	146,800
2.206%, 01/25/67 (144A) (c)	570,685	474,295
GCAT Trust
1.036%, 05/25/66 (144A) (c)	389,105	312,474
1.091%, 05/25/66 (144A) (c)	508,991	409,565
1.262%, 07/25/66 (144A) (c)	1,000,107	781,498
1.915%, 08/25/66 (144A) (c)	372,103	317,146

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
GreenPoint Mortgage Funding Trust 5.376%, 12M MTA + 1.400%, 10/25/45 (c)	130,686	$102,601
GSR Mortgage Loan Trust
3.935%, 01/25/36 (c)	167,581	163,737
5.450%, 1M LIBOR + 0.300%, 01/25/37 (c)	436,542	103,477
6.000%, 07/25/37	137,564	91,014
Imperial Fund Mortgage Trust 3.638%, 03/25/67 (144A) (k)	1,189,061	1,067,119
IndyMac INDX Mortgage Loan Trust 3.369%, 10/25/35 (c)	8,675	7,751
JPMorgan Mortgage Trust 3.927%, 05/25/36 (c)	11,217	9,108
Legacy Mortgage Asset Trust
1.650%, 11/25/60 (144A) (k)	192,144	174,463
1.750%, 04/25/61 (144A) (k)	285,746	264,266
1.750%, 07/25/61 (144A) (k)	376,646	352,327
6.250%, 11/25/59 (144A) (k)	686,473	680,786
LSTAR Securities Investment, Ltd. 8.005%, 1M LIBOR + 2.800%, 02/01/26 (144A) (c)	470,136	464,259
MASTR Adjustable Rate Mortgages Trust
3.506%, 09/25/33 (c)	45,043	40,791
4.560%, 11/21/34 (c)	33,232	31,278
Metlife Securitization Trust 3.750%, 03/25/57 (144A) (c)	296,406	276,358
MFA Trust
1.029%, 11/25/64 (144A) (c)	293,191	242,365
1.153%, 04/25/65 (144A) (c)	227,704	197,594
Mill City Mortgage Loan Trust
3.500%, 08/25/58 (144A) (c)	290,264	276,802
3.500%, 04/25/66 (144A) (c)	674,270	639,339
Morgan Stanley Mortgage Loan Trust
4.445%, 05/25/36 (c)	130,398	60,454
New Residential Mortgage Loan Trust
0.941%, 10/25/58 (144A) (c)	180,059	159,324
2.492%, 09/25/59 (144A) (c)	80,495	72,770
3.500%, 08/25/59 (144A) (c)	302,816	278,820
3.750%, 11/26/35 (144A) (c)	275,610	256,831
3.911%, 09/25/57 (144A) (c)	419,566	383,606
4.000%, 02/25/57 (144A) (c)	514,367	479,388
4.000%, 03/25/57 (144A) (c)	530,707	494,088
4.000%, 04/25/57 (144A) (c)	424,129	398,869
4.000%, 05/25/57 (144A) (c)	295,165	269,705
5.900%, 1M LIBOR + 0.750%, 01/25/48 (144A) (c)	363,163	351,906
NMLT Trust 1.185%, 05/25/56 (144A) (c)	830,603	673,921
OBX Trust
1.054%, 07/25/61 (144A) (c)	498,248	374,461
1.072%, 02/25/66 (144A) (c)	525,684	420,061
2.305%, 11/25/61 (144A) (c)	994,424	832,121
Preston Ridge Partners Mortgage LLC
1.793%, 06/25/26 (144A) (k)	525,902	477,220
1.793%, 07/25/26 (144A) (k)	470,107	426,269
1.867%, 04/25/26 (144A) (k)	870,609	805,793
2.363%, 11/25/25 (144A) (k)	129,255	123,509
2.363%, 10/25/26 (144A) (k)	930,787	864,912
2.487%, 10/25/26 (144A) (k)	411,510	383,226

Collateralized Mortgage Obligations—(Continued)
RALI Series Trust
5.750%, 1M LIBOR + 0.600%, 04/25/36 (c)	445,416	375,878
6.000%, 12/25/35	114,921	102,867
RFMSI Trust 3.707%, 08/25/35 (c)	49,121	24,074
Seasoned Credit Risk Transfer Trust
2.500%, 08/25/59	481,108	405,138
3.500%, 11/25/57	402,792	367,809
3.500%, 03/25/58	781,503	695,841
3.500%, 07/25/58	1,108,342	1,004,364
3.500%, 08/25/58	217,309	196,210
3.500%, 10/25/58	851,193	761,822
Starwood Mortgage Residential Trust
0.943%, 05/25/65 (144A) (c)	149,793	131,976
1.219%, 05/25/65 (144A) (c)	410,532	349,627
1.920%, 11/25/66 (144A) (c)	776,015	627,721
Structured Adjustable Rate Mortgage Loan Trust 5.450%, 1M LIBOR + 0.300%, 09/25/34 (c)	33,851	30,248
Toorak Mortgage Corp., Ltd. 2.240%, 06/25/24 (144A) (k)	670,000	651,316
Towd Point Mortgage Trust
2.750%, 10/25/56 (144A) (c)	120,366	118,583
2.750%, 04/25/57 (144A) (c)	20,942	20,701
2.750%, 06/25/57 (144A) (c)	295,577	277,499
2.918%, 11/30/60 (144A) (c)	1,214,131	991,931
Verus Securitization Trust
0.918%, 02/25/64 (144A) (c)	251,820	215,180
0.938%, 07/25/66 (144A) (c)	348,292	272,128
1.031%, 02/25/66 (144A) (c)	218,786	182,842
1.824%, 11/25/66 (144A) (c)	540,814	451,902
1.829%, 10/25/66 (144A) (c)	1,241,465	1,051,430
4.130%, 02/25/67 (144A) (k)	183,168	167,273
WaMu Mortgage Pass-Through Certificates Trust
3.784%, 06/25/37 (c)	66,333	57,972
4.856%, 12M MTA + 0.880%, 10/25/46 (c)	118,093	100,860
Washington Mutual Mortgage Pass-Through Certificates 5.750%, 1M LIBOR + 0.600%, 07/25/36 (c)	53,943	34,547
Wells Fargo Mortgage-Backed Securities Trust
4.240%, 10/25/36 (c)	45,739	42,485
4.517%, 09/25/36 (c)	40,649	37,968

		34,471,786

Commercial Mortgage-Backed Securities—1.5%
BANK
0.709%, 11/15/62 (c) (d)	4,541,586	136,827
0.755%, 11/15/62 (c) (d)	2,237,737	74,052
0.807%, 12/15/52 (c) (d)	3,631,208	126,380
0.848%, 11/15/50 (c) (d)	6,804,486	169,255
0.908%, 11/15/54 (c) (d)	787,790	19,544
0.936%, 09/15/62 (c) (d)	4,042,046	157,673
1.034%, 05/15/62 (c) (d)	2,867,039	115,675
1.204%, 02/15/56 (c) (d)	1,368,046	91,424
1.878%, 03/15/63 (c) (d)	4,895,447	460,410
2.036%, 02/15/54	565,000	449,584
3.688%, 02/15/61	1,700,000	1,567,764

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Commercial Mortgage-Backed Securities—(Continued)
Barclays Commercial Mortgage Trust
1.100%, 04/15/53 (c) (d)	1,280,000	$73,110
1.624%, 02/15/50 (c) (d)	4,769,535	198,766
3.662%, 04/15/55 (c)	230,000	203,200
4.600%, 06/15/55 (c)	245,000	232,424
5.132%, 12/15/51 (c)	475,000	382,791
5.439%, 12/15/55 (c)	325,000	330,194
5.710%, 12/15/55 (c)	105,000	108,813
Benchmark Mortgage Trust
0.656%, 07/15/51 (c) (d)	4,048,394	65,256
0.680%, 01/15/51 (c) (d)	1,777,629	32,569
1.162%, 08/15/52 (c) (d)	1,964,821	74,476
1.357%, 03/15/62 (c) (d)	5,790,685	285,798
1.628%, 01/15/54 (c) (d)	2,356,510	199,359
1.913%, 07/15/53 (c) (d)	1,322,827	95,439
3.882%, 02/15/51 (c)	795,000	725,315
4.016%, 03/15/52	630,000	571,354
BPR Trust 8.379%, 1M TSFR + 3.232%, 08/15/24 (144A) (c)	575,000	569,924
BX Commercial Mortgage Trust 6.182%, 1M TSFR + 1.034%, 10/15/36 (144A) (c)	884,242	878,742
BX Trust 7.598%, 1M TSFR + 2.451%, 08/15/39 (144A) (c)	526,644	525,181
CAMB Commercial Mortgage Trust 7.743%, 1M LIBOR + 2.550%, 12/15/37 (144A) (c)	665,000	640,608
Citigroup Commercial Mortgage Trust
1.049%, 07/10/47 (c) (d)	3,024,647	20,664
1.153%, 04/10/48 (c) (d)	3,699,708	52,072
Commercial Mortgage Pass-Through Certificates Mortgage Trust
0.648%, 02/10/47 (c) (d)	2,531,267	2,390
1.327%, 10/15/45 (c) (d)	68,890	2
2.819%, 01/10/39 (144A)	205,000	169,830
2.853%, 10/15/45	5,934	5,518
3.796%, 08/10/47	225,000	218,686
3.961%, 03/10/47	235,125	231,798
4.074%, 02/10/47 (c)	115,000	113,350
4.084%, 01/10/39 (144A) (c)	210,000	156,895
4.205%, 08/10/46	23,823	23,771
4.236%, 02/10/47 (c)	190,000	187,781
4.750%, 10/15/45 (144A) (c)	273,831	18,751
Credit Suisse First Boston Mortgage Securities Corp. 4.877%, 04/15/37	597	585
CSAIL Commercial Mortgage Trust
0.852%, 06/15/57 (c) (d)	10,737,492	99,601
1.050%, 11/15/48 (c) (d)	667,978	11,269
2.023%, 01/15/49 (c) (d)	1,463,206	57,143
DBJPM Mortgage Trust 1.825%, 09/15/53 (c) (d)	1,007,310	63,811
GS Mortgage Securities Corp. Trust
2.954%, 11/05/34 (144A)	1,200,000	858,449
5.878%, 1M TSFR + 0.731%, 08/15/36 (144A) (c)	90,000	89,382
GS Mortgage Securities Trust
0.024%, 07/10/46 (c) (d)	3,908,072	2
0.088%, 08/10/44 (144A) (c) (d)	126,064	1
5.168%, 04/10/47 (144A) (c)	465,000	369,042

Commercial Mortgage-Backed Securities—(Continued)
JPMBB Commercial Mortgage Securities Trust 0.738%, 09/15/47 (c) (d)	2,675,820	13,673
JPMorgan Chase Commercial Mortgage Securities Trust
2.733%, 10/15/45 (144A) (c)	276,676	244,578
2.812%, 01/16/37 (144A)	305,000	276,079
3.910%, 12/15/47 (144A) (c)	130,000	94,064
Morgan Stanley Bank of America Merrill Lynch Trust
1.100%, 12/15/47 (c) (d)	1,710,467	14,732
1.110%, 10/15/48 (c) (d)	722,832	9,055
3.766%, 11/15/46	136,824	136,084
4.259%, 10/15/46 (c)	80,628	80,332
Morgan Stanley Capital Trust
1.480%, 06/15/50 (c) (d)	1,481,559	48,300
3.912%, 09/09/32 (144A)	1,140,000	917,270
5.251%, 07/15/49 (144A) (c)	265,000	146,316
5.283%, 10/12/52 (144A) (c)	12,137	5,158
SFAVE Commercial Mortgage Securities Trust 3.872%, 01/05/43 (144A) (c)	150,000	105,524
SG Commercial Mortgage Securities Trust 2.632%, 03/15/37 (144A)	1,230,000	1,135,281
UBS Commercial Mortgage Trust 1.220%, 08/15/50 (c) (d)	699,667	23,850
Wells Fargo Commercial Mortgage Trust
1.025%, 09/15/57 (c) (d)	4,534,118	71,834
1.209%, 05/15/48 (c) (d)	2,640,386	33,808
2.942%, 10/15/49	890,000	813,839
4.286%, 05/15/48 (c)	80,000	65,742
WF-RBS Commercial Mortgage Trust
1.404%, 03/15/47 (c) (d)	1,263,316	3,062
3.016%, 11/15/47 (144A)	87,519	4,803
3.723%, 05/15/47	84,713	82,899
3.995%, 05/15/47	160,281	156,037
4.045%, 03/15/47	40,000	39,417
4.101%, 03/15/47	335,000	329,653
5.000%, 06/15/44 (144A) (c)	105,000	53,606

		17,217,696

Total Mortgage-Backed Securities (Cost $63,292,295)		51,689,482

Asset-Backed Securities—4.3%

Asset-Backed - Automobile—1.0%
American Credit Acceptance Receivables Trust 4.550%, 10/13/26 (144A)	55,000	54,337
AmeriCredit Automobile Receivables Trust 2.580%, 09/18/25	535,000	521,164
ARI Fleet Lease Trust 5.410%, 02/17/32 (144A)	795,000	786,532
Carvana Auto Receivables Trust 4.130%, 04/12/27	970,000	943,378
Chesapeake Funding II LLC 5.650%, 05/15/35	658,622	653,346
CPS Auto Receivables Trust 5.910%, 08/16/27 (144A)	957,008	954,318

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Automobile—(Continued)
Credit Acceptance Auto Loan Trust 1.000%, 05/15/30 (144A)	336,976	$328,214
Drive Auto Receivables Trust 2.700%, 02/16/27	260,378	257,119
DT Auto Owner Trust
5.190%, 10/16/28 (144A)	250,000	245,437
5.410%, 02/15/29 (144A)	280,000	276,330
Enterprise Fleet Financing LLC 5.420%, 10/22/29 (144A)	390,000	388,017
Exeter Automobile Receivables Trust
2.180%, 06/15/26	405,000	400,932
2.580%, 09/15/25 (144A)	528,831	520,521
2.730%, 12/15/25 (144A)	206,899	202,417
4.570%, 01/15/27	370,000	363,678
6.030%, 08/16/27	162,000	161,571
6.110%, 09/15/27	158,000	157,622
Flagship Credit Auto Trust
4.690%, 07/17/28 (144A)	503,000	489,136
5.050%, 01/18/28 (144A)	140,000	136,703
GLS Auto Receivables Issuer Trust 4.920%, 01/15/27 (144A)	90,000	88,432
Santander Drive Auto Receivables Trust
1.480%, 01/15/27	140,000	135,227
4.420%, 11/15/27	735,000	715,570
4.430%, 03/15/27	235,000	230,354
4.720%, 06/15/27	165,000	161,713
4.980%, 02/15/28	295,000	289,569
5.950%, 01/17/28	650,000	647,099
SFS Auto Receivables Securitization Trust 5.710%, 01/22/30 (144A)	245,000	244,003
Tricolor Auto Securitization Trust 6.480%, 08/17/26 (144A)	254,601	253,845
Westlake Automobile Receivables Trust
1.650%, 02/17/26 (144A)	415,000	398,668
2.720%, 11/15/24 (144A)	62,440	62,353
4.310%, 09/15/27 (144A)	560,000	547,048
5.410%, 01/18/28 (144A)	160,000	158,009
World Omni Auto Receivables Trust 5.030%, 05/15/29	270,000	265,569

		12,038,231

Asset-Backed - Home Equity—0.1%
GSAA Home Equity Trust
5.250%, 1M LIBOR + 0.100%, 12/25/46 (c)	45,869	22,766
5.750%, 1M LIBOR + 0.600%, 03/25/36 (c)	523,199	282,696
5.985%, 06/25/36 (c)	429,685	116,478
Renaissance Home Equity Loan Trust 6.120%, 11/25/36 (k)	239,171	94,071
Soundview Home Loan Trust 5.650%, 1M LIBOR + 0.500%, 11/25/36 (c)	380,625	352,415

		868,426

Asset-Backed - Other—3.1%
510 Asset Backed Trust 2.116%, 06/25/61 (144A) (k)	677,166	612,589
AASET Trust 3.351%, 01/16/40 (144A)	123,838	103,944
Affirm Asset Securitization Trust
1.900%, 01/15/25 (144A)	43,677	43,102
3.460%, 10/15/24 (144A)	14,270	14,211
6.610%, 01/18/28 (144A)	385,000	382,107
Amur Equipment Finance Receivables XI LLC Trust 5.300%, 06/21/28 (144A)	237,454	235,244
Arbor Realty Commercial Real Estate Notes, Ltd. 6.293%, 1M LIBOR + 1.100%, 05/15/36 (144A) (c)	210,000	206,206
Avant Loans Funding Trust 1.210%, 07/15/30 (144A)	455,000	447,274
Bain Capital Credit CLO, Ltd. 6.435%, 3M LIBOR + 1.180%, 07/25/34 (144A) (c)	1,325,000	1,298,650
Benefit Street Partners CLO XXXI, Ltd. 7.220%, 3M TSFR + 2.350%, 04/25/36 (144A) (c)	575,000	566,208
BlueMountain CLO XXIV, Ltd. 6.350%, 3M LIBOR + 1.100%, 04/20/34 (144A) (c)	825,000	806,935
CCG Receivables Trust 5.820%, 09/16/30 (144A)	345,000	345,387
CF Hippolyta Issuer LLC 1.990%, 07/15/60 (144A)	243,076	203,024
Cirrus Funding, Ltd. 4.800%, 01/25/37 (144A)	940,000	907,324
CNH Equipment Trust 4.770%, 10/15/30	170,000	167,094
Dell Equipment Finance Trust 5.650%, 09/22/28 (144A)	558,000	558,498
Domino’s Pizza Master Issuer LLC
2.662%, 04/25/51 (144A)	509,600	431,997
3.668%, 10/25/49 (144A)	319,275	278,976
4.116%, 07/25/48 (144A)	668,500	633,094
Elmwood 23 CLO, Ltd. 7.307%, 3M TSFR + 2.250%, 04/16/36 (144A) (c)	530,000	526,769
Finance America Mortgage Loan Trust 6.200%, 1M LIBOR + 1.050%, 09/25/33 (c)	42,323	40,891
FirstKey Homes Trust
4.145%, 05/17/39 (144A)	288,369	271,676
4.250%, 07/17/39 (144A)	1,183,308	1,114,718
GMACM Home Equity Loan Trust 5.650%, 1M LIBOR + 0.500%, 10/25/34 (144A) (c)	9,817	9,746
Golub Capital Partners CLO 68B, Ltd. 8.134%, 3M LIBOR + 2.800%, 07/25/36 (144A) (c)	460,000	460,000
Invesco U.S. CLO, Ltd. 7.156%, 3M TSFR + 2.300%, 04/21/36 (144A) (c)	345,000	338,968
JFIN CLO, Ltd. 6.273%, 3M LIBOR + 1.000%, 04/24/29 (144A) (c)	557,176	553,461
KKR CLO, Ltd.
6.260%, 3M LIBOR + 1.000%, 04/15/31 (144A) (c)	1,230,000	1,215,331
Knollwood CDO, Ltd. 8.411%, 3M LIBOR + 3.200%, 01/10/39 (144A) (c)	820,874	82
Kubota Credit Owner Trust 5.020%, 06/15/27 (144A)	385,000	380,681

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
LCM XX L.P. 6.290%, 3M LIBOR + 1.040%, 10/20/27 (144A) (c)	134,961	$134,731
MF1, Ltd. 6.817%, SOFR30A + 1.750%, 02/19/37 (144A) (c)	685,000	672,389
MFA LLC 2.363%, 03/25/60 (144A) (k)	529,491	502,398
Morgan Stanley ABS Capital I, Inc. Trust 5.450%, 1M LIBOR + 0.300%, 06/25/36 (c)	7,828	6,572
NRZ Excess Spread-Collateralized Notes 3.844%, 12/25/25 (144A)	88,249	81,928
Octagon 61, Ltd. 7.419%, 3M TSFR + 2.350%, 04/20/36 (144A) (c)	745,000	750,157
Octagon Investment Partners 45, Ltd. 6.326%, 3M TSFR + 1.340%, 04/15/35 (144A) (c)	1,155,000	1,120,735
OZLM VII, Ltd. 6.270%, 3M LIBOR + 1.010%, 07/17/29 (144A) (c)	164,250	163,060
OZLM XVIII, Ltd. 6.280%, 3M LIBOR + 1.020%, 04/15/31 (144A) (c)	900,000	886,196
PRET LLC 2.487%, 07/25/51 (144A) (k)	338,015	312,078
Pretium Mortgage Credit Partners LLC
1.992%, 06/27/60 (144A) (k)	464,445	425,095
1.992%, 02/25/61 (144A) (k)	778,139	718,378
2.981%, 01/25/52 (144A) (k)	983,251	905,085
Progress Residential Trust
1.510%, 10/17/38 (144A)	805,225	701,192
3.200%, 04/17/39 (144A)	278,100	252,899
4.438%, 05/17/41 (144A)	763,655	715,728
4.451%, 06/17/39 (144A)	214,898	204,274
4.750%, 10/27/39 (144A)	349,449	335,350
Regatta VI Funding, Ltd. 6.410%, 3M LIBOR + 1.160%, 04/20/34 (144A) (c)	1,200,000	1,178,876
RR 1 LLC 6.410%, 3M LIBOR + 1.150%, 07/15/35 (144A) (c)	1,115,000	1,096,212
RR 26, Ltd. 6.982%, 3M TSFR + 2.250%, 04/15/38 (144A) (c)	520,000	519,018
Sapphire Aviation Finance II, Ltd. 3.228%, 03/15/40 (144A)	176,472	148,356
Sound Point CLO XXIX, Ltd. 6.325%, 3M LIBOR + 1.070%, 04/25/34 (144A) (c)	1,300,000	1,264,543
Summit Issuer LLC 2.290%, 12/20/50 (144A)	320,000	285,709
Taco Bell Funding LLC 2.294%, 08/25/51 (144A)	1,894,155	1,555,103
Texas Debt Capital CLO, Ltd. 7.122%, 3M TSFR + 2.300%, 04/20/36 (144A) (c)	635,000	630,393
Tricon Residential Trust 4.849%, 07/17/40 (144A)	771,961	738,802
Upstart Securitization Trust 0.830%, 07/20/31 (144A)	36,380	36,021
VCAT LLC
1.743%, 05/25/51 (144A) (k)	428,699	396,857
2.115%, 03/27/51 (144A) (k)	127,658	120,428
Venture 42 CLO, Ltd. 6.390%, 3M LIBOR + 1.130%, 04/15/34 (144A) (c)	1,300,000	1,265,644

Asset-Backed - Other—(Continued)
Venture 43 CLO, Ltd.
6.500%, 3M LIBOR + 1.240%, 04/15/34 (144A) (c)	500,000	487,937
VOLT XCIV LLC 2.240%, 02/27/51 (144A) (k)	473,493	435,090
Voya CLO, Ltd. 6.162%, 3M LIBOR + 0.900%, 01/18/29 (144A) (c)	772,644	767,709
Wellfleet CLO X, Ltd. 6.420%, 3M LIBOR + 1.170%, 07/20/32 (144A) (c)	1,065,000	1,043,969
Wendy’s Funding LLC
2.370%, 06/15/51 (144A)	1,161,300	960,321
3.884%, 03/15/48 (144A)	411,075	371,999
Wingstop Funding LLC 2.841%, 12/05/50 (144A)	162,525	140,305

		35,485,724

Asset-Backed - Student Loan—0.1%
Navient Private Education Refi Loan Trust
1.110%, 02/18/70 (144A)	490,351	409,285
5.510%, 10/15/71 (144A)	609,832	601,083

		1,010,368

Total Asset-Backed Securities (Cost $51,997,070)		49,402,749

Foreign Government—1.1%

Banks—0.0%
Bank Gospodarstwa Krajowego 5.375%, 05/22/33 (144A)	200,000	198,811

Sovereign—1.1%
Angolan Government International Bond 8.000%, 11/26/29	400,000	338,540
Benin Government International Bond 4.950%, 01/22/35 (144A) (EUR)	620,000	475,475
Bermuda Government International Bonds
2.375%, 08/20/30 (144A)	200,000	166,702
5.000%, 07/15/32 (144A)	405,000	394,875
Brazil Notas do Tesouro Nacional 10.000%, 01/01/31 (BRL)	11,104,000	2,142,208
Chile Government International Bond 1.250%, 01/22/51 (EUR)	250,000	141,992
Colombia Government International Bonds
5.000%, 06/15/45	800,000	555,435
5.200%, 05/15/49	200,000	137,150
5.625%, 02/26/44	225,000	167,121
Costa Rica Government International Bond 6.550%, 04/03/34 (144A)	280,000	280,980
Hungary Government International Bonds
1.625%, 04/28/32 (EUR)	1,320,000	1,091,811
6.750%, 09/25/52 (144A)	200,000	206,090
Indonesia Government International Bonds
1.100%, 03/12/33 (EUR)	1,170,000	945,400
2.150%, 07/18/24 (EUR)	100,000	106,665

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—(Continued)
Ivory Coast Government International Bond 4.875%, 01/30/32 (EUR)	460,000	$389,947
North Macedonia Government International Bonds
2.750%, 01/18/25 (EUR)	425,000	440,897
3.675%, 06/03/26 (144A) (EUR)	515,000	524,738
Philippine Government International Bonds
1.200%, 04/28/33 (EUR)	775,000	643,021
1.750%, 04/28/41 (EUR)	300,000	211,856
Romanian Government International Bonds
2.625%, 12/02/40 (144A) (EUR)	635,000	420,174
2.750%, 04/14/41 (EUR)	1,045,000	697,832
3.375%, 02/08/38 (EUR)	310,000	242,546
4.625%, 04/03/49 (EUR)	738,000	621,116
Saudi Government International Bonds
2.000%, 07/09/39 (EUR)	285,000	222,328
5.000%, 01/18/53 (144A)	200,000	185,040

		11,749,939

Total Foreign Government (Cost $15,933,947)		11,948,750

Municipals—0.6%
Chicago Board of Education, General Obligation Unlimited, Build America Bonds
6.038%, 12/01/29	85,000	83,953
6.138%, 12/01/39	325,000	306,935
6.319%, 11/01/29	480,000	479,066
Chicago Transit Authority Sale Tax Receipts Fund 3.912%, 12/01/40	170,000	148,761
Metropolitan Transportation Authority
4.750%, 11/15/45	505,000	513,973
5.175%, 11/15/49	1,390,000	1,266,043
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	189,000	215,714
New York Transportation Development Corp. 4.248%, 09/01/35	1,150,000	1,118,846
Philadelphia, Authority for Industrial Development 6.550%, 10/15/28	1,235,000	1,304,406
State Board of Administration Finance Corp. 1.258%, 07/01/25	975,000	900,175
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	180,000	217,345
Texas Natural Gas Securitization Finance Corp. 5.102%, 04/01/35	595,000	597,173

Total Municipals (Cost $7,795,762)		7,152,390

Floating Rate Loans (l)—0.0%

Entertainment—0.0%
Crown Finance U.S., Inc. 2022 DIP Term Loan, 15.238%, 1M TSFR + 10.000%, 09/07/23	39,502	39,979

Oil & Gas—0.0%
Paragon Offshore Finance Co. Term Loan B, 07/18/22 (m) (n) (o)	587	0

Total Floating Rate Loans (Cost $39,349)		39,979

Short-Term Investment—1.5%

Repurchase Agreement—1.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $17,013,871; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $17,350,894.	17,010,611	17,010,611

Total Short-Term Investments (Cost $17,010,611)		17,010,611

Securities Lending Reinvestments (p)—2.3%

Certificate of Deposit—0.1%
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (c)	1,000,000	1,001,762

Repurchase Agreements—1.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,064,875; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,085,715.	1,064,427	1,064,427
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $1,029,037; collateralized by various Common Stock with an aggregate market value of $1,100,000.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $700,296; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $715,792.	700,000	700,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $2,302,267; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $2,356,840.	2,300,000	2,300,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $1,100,478; collateralized by various Common Stock with an aggregate market value of $1,222,929.	1,100,000	1,100,000

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (p)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,226,098.	2,000,000	$2,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $900,905; collateralized by various Common Stock with an aggregate market value of $1,002,363.	900,000	900,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $2,000,858; collateralized by various Common Stock with an aggregate market value of $2,200,945.	2,000,000	2,000,000

		11,064,427

Mutual Funds—1.2%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (q)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (q)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (q)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (q)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (q)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (q)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (q)	2,000,000	2,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (q)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (q)	2,000,000	2,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $26,064,427)		26,066,189

Total Purchased Options— 0.0% (r) (Cost $62,700)		52,942

Total Investments— 110.4% (Cost $1,200,650,766)		1,263,912,603
Other assets and liabilities (net)—(10.4)%		(119,182,719)

Net Assets—100.0%		$1,144,729,884

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $40,147,297 and the collateral received consisted of cash in the amount of $26,064,427 and non-cash collateral with a value of $14,703,536. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(d)	Interest only security.
(e)	Principal only security.
(f)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(g)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $2,862,603.
(h)	All or a portion of the security was pledged as collateral against open forward foreign currency exchange contracts and OTC option contracts. As of June 30, 2023, the market value of securities pledged was $240,957.
(i)	All or a portion of the security was pledged as collateral against open centrally cleared swap contracts. As of June 30, 2023, the market value of securities pledged was $1,608,689.
(j)	Principal amount of security is adjusted for inflation.
(k)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(l)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(m)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(n)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(o)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(p)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(q)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(r)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $128,736,330, which is 11.2% of net assets.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

TBA Forward Sale Commitments

Security Description	Interest Rate	Maturity	Face Amount	Cost	Value
Ginnie Mae II 30 Yr. Pool	3.500%	TBA	$(2,999,000)	$(2,777,810)	$(2,767,866)
Uniform Mortgage-Backed Securities 30 Yr. Pool	1.500%	TBA	(75,000)	(58,236)	(57,946)
Uniform Mortgage-Backed Securities 30 Yr. Pool	2.500%	TBA	(7,424,000)	(6,298,650)	(6,294,740)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.000%	TBA	(6,244,000)	(5,536,707)	(5,494,964)
Uniform Mortgage-Backed Securities 30 Yr. Pool	3.500%	TBA	(8,395,000)	(7,717,556)	(7,649,616)
Uniform Mortgage-Backed Securities 30 Yr. Pool	4.000%	TBA	(3,221,000)	(3,041,849)	(3,022,581)
Uniform Mortgage-Backed Securities 30 Yr. Pool	5.000%	TBA	(5,590,000)	(5,502,324)	(5,477,325)

Totals				$(30,933,132)	$(30,765,038)

Forward Foreign Currency Exchange Contracts

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Depreciation
BRL	10,580,000	GSI	09/20/23	USD	2,129,716	$(49,638)
EUR	6,686,000	DBAG	09/20/23	USD	7,205,413	(118,249)

Net Unrealized Depreciation						$(167,887)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/23	18	USD	4,039,425	$68,860
U.S. Treasury Note 2 Year Futures	09/29/23	290	USD	58,969,688	(155,501)
U.S. Treasury Note 5 Year Futures	09/29/23	410	USD	43,908,438	(754,941)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	137	USD	16,225,938	(211,375)
U.S. Treasury Ultra Long Bond Futures	09/20/23	48	USD	6,538,500	21,720

Futures Contracts—Short
Euro-Bobl Futures	09/07/23	(120)	EUR	(13,885,200)	130,758
Euro-Bund Futures	09/07/23	(37)	EUR	(4,948,380)	10,929
Euro-Buxl 30 Year Bond Futures	09/07/23	(46)	EUR	(6,421,600)	(167,851)
U.S. Treasury Long Bond Futures	09/20/23	(2)	USD	(253,813)	450
U.S. Treasury Note 10 Year Futures	09/20/23	(186)	USD	(20,881,406)	392,024

Net Unrealized Depreciation					$(664,927)

Purchased Options

Interest Rate Swaptions	Strike Rate	Counterparty	Floating Rate Index	Pay/ Receive Floating Rate	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC-10 Yr. IRS	3.110%	BBP	12M SOFR	Pay	04/20/26	550,000	USD	550,000	$31,350	$24,801	$(6,549)
Put - OTC-10 Yr. IRS	3.110%	BBP	12M SOFR	Receive	04/20/26	550,000	USD	550,000	31,350	28,141	(3,209)

Totals									$62,700	$52,942	$(9,758)

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Receive	12M SOFR	Annually	2.880%	Annually	03/15/53	USD	1,610,000	$93,511	$18,559	$74,952
Receive	12M SOFR	Annually	2.970%	Annually	03/15/53	USD	2,325,000	95,933	4,738	91,195
Receive	12M SOFR	Annually	3.155%	Annually	04/22/36	USD	75,000	222	—	222
Receive	12M SOFR	Annually	3.250%	Annually	06/21/53	USD	860,000	(10,664)	(8,848)	(1,816)

Totals								$179,002	$14,449	$164,553

Centrally Cleared Credit Default Swaps on Sovereign Issues and Credit Indices—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Brazilian Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/27	1.295%	USD	1,491,000	$15,617	$66,307	$(50,690)
Brazilian Government International Bond 4.250%, due 01/07/25	(1.000%)	Quarterly	06/20/28	1.763%	USD	2,335,000	76,175	118,137	(41,962)
CDX.EM.38.V1	(1.000%)	Quarterly	12/20/27	2.083%	USD	7,010,000	293,340	410,304	(116,964)

Totals							$385,132	$594,748	$(209,616)

Centrally Cleared Credit Default Swaps on Credit Indices—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40.V1	5.000%	Quarterly	06/20/28	4.292%	USD	1,515,000	$41,946	$26,126	$15,820

(a)	If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
(b)	Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
(c)	The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.
(d)	If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(DBAG)—	Deutsche Bank AG
(GSI)—	Goldman Sachs International

Currencies

(BRL)—	Brazilian Real
(EUR)—	Euro
(USD)—	United States Dollar

Index Abbreviations

(CDX.EM)—	Markit Emerging Market CDS Index
(CDX.NA.HY)—	Markit North America High Yield CDS Index
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations—(Continued)

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(ACES)—	Alternative Credit Enhancement Securities
(ADR)—	American Depositary Receipt
(CDO)—	Collateralized Debt Obligation
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(IRS)—	Interest Rate Swap
(REIT)—	Real Estate Investment Trust
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$697,205,100	$—	$—	$697,205,100
Total U.S. Treasury & Government Agencies*	—	278,237,349	—	278,237,349
Total Corporate Bonds & Notes*	—	125,107,062	—	125,107,062
Total Mortgage-Backed Securities*	—	51,689,482	—	51,689,482
Total Asset-Backed Securities*	—	49,402,749	—	49,402,749
Total Foreign Government*	—	11,948,750	—	11,948,750
Total Municipals*	—	7,152,390	—	7,152,390
Floating Rate Loans
Entertainment	—	39,979	—	39,979
Oil & Gas	—	—	0	0
Total Floating Rate Loans	—	39,979	0	39,979
Total Short-Term Investment*	—	17,010,611	—	17,010,611
Securities Lending Reinvestments
Certificate of Deposit	—	1,001,762	—	1,001,762
Repurchase Agreements	—	11,064,427	—	11,064,427
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	12,066,189	—	26,066,189
Total Purchased Options at Value	—	52,942	—	52,942
Total Investments	$711,205,100	$552,707,503	$0	$1,263,912,603

Collateral for Securities Loaned (Liability)	$—	$(26,064,427)	$—	$(26,064,427)
TBA Forward Sales Commitments (Liability)	$—	$(30,765,038)	$—	$(30,765,038)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	$—	$(167,887)	$—	$(167,887)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$624,741	$—	$—	$624,741
Futures Contracts (Unrealized Depreciation)	(1,289,668)	—	—	(1,289,668)
Total Futures Contracts	$(664,927)	$—	$—	$(664,927)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$182,189	$—	$182,189
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(211,432)	—	(211,432)
Total Centrally Cleared Swap Contracts	$—	$(29,243)	$—	$(29,243)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,263,912,603
Cash	186
Cash denominated in foreign currencies (c)	178,352
Receivable for:
Investments sold	5,878,206
TBA securities sold (d)	39,528,831
Fund shares sold	472,784
Principal paydowns	137,164
Dividends and interest	3,828,462
Variation margin on futures contracts	272,047
Prepaid expenses	9,320

Total Assets	1,314,217,955
Liabilities
TBA Forward sales commitments, at value	30,765,038
Unrealized depreciation on forward foreign currency exchange contracts	167,887
Collateral for securities loaned	26,064,427
Payables for:
Investments purchased	11,478,944
TBA securities purchased (d)	99,937,127
Fund shares redeemed	48,367
Variation margin on centrally cleared swap contracts	60,085
Premium on purchased options	62,700
Accrued Expenses:
Management fees	409,355
Distribution and service fees	12,764
Deferred trustees’ fees	155,398
Other expenses	325,979

Total Liabilities	169,488,071

Net Assets	$1,144,729,884

Net Assets Consist of:
Paid in surplus	$1,079,486,782
Distributable earnings (Accumulated losses)	65,243,102

Net Assets	$1,144,729,884

Net Assets
Class A	$1,072,906,732
Class B	48,595,995
Class E	23,227,157
Capital Shares Outstanding*
Class A	63,796,977
Class B	2,913,083
Class E	1,384,616
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.82
Class B	16.68
Class E	16.78

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,200,650,766.
(b)	Includes securities loaned at value of $40,147,297.
(c)	Identified cost of cash denominated in foreign currencies was $179,055.
(d)	Included within TBA securities sold is $33,660,095 related to TBA forward sale commitments and included within TBA securities purchased is $2,720,254 related to TBA forward sale commitments.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$4,446,855
Interest (b)	9,446,314
Securities lending income	46,817

Total investment income	13,939,986
Expenses
Management fees	2,597,590
Administration fees	33,853
Custodian and accounting fees	157,134
Distribution and service fees—Class B	59,421
Distribution and service fees—Class E	16,871
Audit and tax services	52,497
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	37,351
Insurance	5,301
Miscellaneous	8,893

Total expenses	3,008,193
Less management fee waiver	(150,066)
Less broker commission recapture	(4,526)

Net expenses	2,853,601

Net Investment Income	11,086,385

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	5,482,178
Purchased options	858
Futures contracts	971,755
Written options	196,728
Swap contracts	(383,323)
Foreign currency transactions	42,958
Forward foreign currency transactions	(321,135)

Net realized gain (loss)	5,990,019

Net change in unrealized appreciation (depreciation) on:
Investments	93,872,849
Purchased options	(9,758)
Futures contracts	(1,381,198)
Swap contracts	55,683
Foreign currency transactions	(19,708)
Forward foreign currency transactions	13,655

Net change in unrealized appreciation (depreciation)	92,531,523

Net realized and unrealized gain (loss)	98,521,542

Net Increase (Decrease) in Net Assets From Operations	$109,607,927

(a)	Net of foreign withholding taxes of $14,951.
(b)	Net of foreign withholding taxes of $9,594.

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$11,086,385	$19,908,741
Net realized gain (loss)	5,990,019	3,076,761
Net change in unrealized appreciation (depreciation)	92,531,523	(263,893,255)

Increase (decrease) in net assets from operations	109,607,927	(240,907,753)

From Distributions to Shareholders
Class A	(30,612,057)	(170,597,556)
Class B	(1,269,142)	(8,145,507)
Class E	(628,425)	(3,761,228)

Total distributions	(32,509,624)	(182,504,291)

Increase (decrease) in net assets from capital share transactions	(19,945,288)	68,943,431

Total increase (decrease) in net assets	57,153,015	(354,468,613)

Net Assets
Beginning of period	1,087,576,869	1,442,045,482

End of period	$1,144,729,884	$1,087,576,869

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	207,888	$3,435,610	618,714	$11,293,388
Reinvestments	1,838,562	30,612,057	10,985,033	170,597,556
Redemptions	(3,149,031)	(52,069,799)	(6,264,482)	(112,205,209)

Net increase (decrease)	(1,102,581)	$(18,022,132)	5,339,265	$69,685,735

Class B
Sales	27,186	$449,918	244,529	$4,103,463
Reinvestments	76,825	1,269,142	528,586	8,145,507
Redemptions	(188,958)	(3,102,362)	(788,172)	(13,793,307)

Net increase (decrease)	(84,947)	$(1,383,302)	(15,057)	$(1,544,337)

Class E
Sales	20,259	$338,453	23,311	$406,499
Reinvestments	37,834	628,425	242,817	3,761,228
Redemptions	(91,815)	(1,506,732)	(189,557)	(3,365,694)

Net increase (decrease)	(33,722)	$(539,854)	76,571	$802,033

Increase (decrease) derived from capital shares transactions		$(19,945,288)		$68,943,431

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.70		$22.57	$22.09	$20.12	$17.82	$20.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.16		0.30	0.27	0.31	0.36	0.37
Net realized and unrealized gain (loss)	1.45		(4.19)	2.66	3.02	3.58	(1.02)

Total income (loss) from investment operations	1.61		(3.89)	2.93	3.33	3.94	(0.65)

Less Distributions
Distributions from net investment income	(0.36)		(0.34)	(0.43)	(0.46)	(0.44)	(0.36)
Distributions from net realized capital gains	(0.13)		(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(0.49)		(2.98)	(2.45)	(1.36)	(1.64)	(1.91)

Net Asset Value, End of Period	$16.82		$15.70	$22.57	$22.09	$20.12	$17.82

Total Return (%) (b)	10.30	(c)	(17.08)	14.02	17.72	22.99	(3.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.52	0.51	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e) (f)	0.50	(d)	0.49	0.48	0.50	0.50	0.50
Ratio of net investment income (loss) to average net assets (%)	2.01	(d)	1.67	1.21	1.57	1.88	1.89
Portfolio turnover rate (%)	115	(c) (g)	214 (g)	250 (g)	298 (g)	322 (g)	341 (g)
Net assets, end of period (in millions)	$1,072.9		$1,018.8	$1,344.5	$1,280.5	$1,179.3	$1,050.5

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.55		$22.37	$21.92	$19.97	$17.69	$20.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.25	0.21	0.26	0.31	0.32
Net realized and unrealized gain (loss)	1.44		(4.15)	2.64	3.00	3.56	(1.01)

Total income (loss) from investment operations	1.58		(3.90)	2.85	3.26	3.87	(0.69)

Less Distributions
Distributions from net investment income	(0.32)		(0.28)	(0.38)	(0.41)	(0.39)	(0.31)
Distributions from net realized capital gains	(0.13)		(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(0.45)		(2.92)	(2.40)	(1.31)	(1.59)	(1.86)

Net Asset Value, End of Period	$16.68		$15.55	$22.37	$21.92	$19.97	$17.69

Total Return (%) (b)	10.15	(c)	(17.31)	13.73	17.45	22.72	(4.01)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(d)	0.77	0.76	0.78	0.78	0.78
Net ratio of expenses to average net assets (%) (e) (f)	0.75	(d)	0.74	0.73	0.75	0.75	0.75
Ratio of net investment income (loss) to average net assets (%)	1.76	(d)	1.41	0.96	1.32	1.63	1.64
Portfolio turnover rate (%)	115	(c) (g)	214 (g)	250 (g)	298 (g)	322 (g)	341 (g)
Net assets, end of period (in millions)	$48.6		$46.6	$67.4	$67.3	$63.9	$57.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.65		$22.50	$22.03	$20.07	$17.77	$20.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.15		0.27	0.24	0.28	0.33	0.34
Net realized and unrealized gain (loss)	1.45		(4.18)	2.65	3.01	3.58	(1.02)

Total income (loss) from investment operations	1.60		(3.91)	2.89	3.29	3.91	(0.68)

Less Distributions
Distributions from net investment income	(0.34)		(0.30)	(0.40)	(0.43)	(0.41)	(0.33)
Distributions from net realized capital gains	(0.13)		(2.64)	(2.02)	(0.90)	(1.20)	(1.55)

Total distributions	(0.47)		(2.94)	(2.42)	(1.33)	(1.61)	(1.88)

Net Asset Value, End of Period	$16.78		$15.65	$22.50	$22.03	$20.07	$17.77

Total Return (%) (b)	10.29	(c)	(17.26)	13.86	17.53	22.85	(3.88)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.68	(d)	0.67	0.66	0.68	0.68	0.68
Net ratio of expenses to average net assets (%) (e) (f)	0.65	(d)	0.64	0.63	0.65	0.65	0.65
Ratio of net investment income (loss) to average net assets (%)	1.86	(d)	1.52	1.06	1.42	1.73	1.74
Portfolio turnover rate (%)	115	(c) (g)	214 (g)	250 (g)	298 (g)	322 (g)	341 (g)
Net assets, end of period (in millions)	$23.2		$22.2	$30.2	$30.0	$29.0	$27.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022 through 2018. (see Note 6 of the Notes to Financial Statements).
(g)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 32%, 57%, 62%, 77%, 60% and 62% for the six months ended June 30, 2023, and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-32

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Balanced Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2023, the Portfolio did not have any unfunded loan commitments.

Inflation-Indexed Bonds - The Portfolio may invest in inflation-indexed bonds. Inflation-indexed bonds are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. The interest rate on these bonds is generally fixed at issuance at a rate lower than typical bonds. Over the life of an inflation-indexed bond, however, interest will be paid based on a principal value that is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond will be included as interest income on the Statement of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury Inflation-Protected Securities (“TIPS”). For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $17,010,611. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $11,064,427. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at

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Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(21,782,736)	$—	$—	$—	$(21,782,736)
Corporate Bonds & Notes	(4,281,691)	—	—	—	(4,281,691)
Total Borrowings	$(26,064,427)	$—	$—	$—	$(26,064,427)
Gross amount of recognized liabilities for securities lending transactions					$(26,064,427)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets

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Notes to Financial Statements—June 30, 2023—(Continued)

and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

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Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

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Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

Total Return Swaps: The Portfolio may enter into total return swap agreements to obtain exposure to a security or market without owning such security or investing directly in that market or to transfer the risk/return of one market (e.g., fixed income) to another market (e.g., equity) (equity risk and/or interest rate risk). Total return swaps are agreements in which one party agrees to make periodic payments to another party based on the change in market value of the assets underlying the contract, which may include a specified security, basket of securities or securities indices during the specific period, in return for periodic payments based on a fixed or floating rate or the total return from other underlying assets. When the Portfolio pays interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may be required to pay the change in value to the counterparty in addition to the interest payment; conversely, when the Portfolio receives interest in exchange for the total return of an underlying asset and the value of the underlying asset decreases, the Portfolio may receive the change in value in addition to the interest payment. To the extent the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Portfolio will receive a payment from or make a payment to the counterparty. Total return swaps can also be structured without an interest payment, so that one party pays the other party if the value of the underlying asset increases and receives payment from the other party if the value of the underlying asset decreases.

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The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a)	$52,942
	Unrealized appreciation on centrally cleared swap contracts (b) (c)	166,369	Unrealized depreciation on centrally cleared swap contracts (b) (c)	$1,816
	Unrealized appreciation on futures contracts (c) (d)	555,881	Unrealized depreciation on futures contracts (c) (d)	1,289,668
Credit	Unrealized appreciation on centrally cleared swap contracts (b) (c)	15,820	Unrealized depreciation on centrally cleared swap contracts (b) (c)	209,616
Equity	Unrealized appreciation on futures contracts (c) (d)	68,860
Foreign Exchange			Unrealized depreciation on forward foreign currency exchange contracts	167,887

Total		$859,872		$1,668,987

(a)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Financial instrument not subject to a master netting agreement.
(d)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Barclays Bank plc	$52,942	$—	$—	$52,942

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
Deutsche Bank AG	$118,249	$—	$—	$118,249
Goldman Sachs International	49,638	—	(49,638)	—

	$167,887	$—	$(49,638)	$118,249

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$858	$—	$—	$—	$858
Forward foreign currency transactions	—	—	—	(321,135)	(321,135)
Futures contracts	801,572	—	170,183	—	971,755
Swap contracts	(13,043)	(370,280)	—	—	(383,323)
Written options	—	196,728	—	—	196,728

	$789,387	$(173,552)	$170,183	$(321,135)	$464,883

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Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options	$(9,758)	$—	$—	$—	$(9,758)
Forward foreign currency transactions	—	—	—	13,655	13,655
Futures contracts	(1,631,009)	—	249,811	—	(1,381,198)
Swap contracts	164,553	(108,870)	—	—	55,683

	$(1,476,214)	$(108,870)	$249,811	$13,655	$(1,321,618)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options	$1,275,000
Forward foreign currency transactions	11,954,646
Futures contracts long	74,502,010
Futures contracts short	(51,732,131)
Swap contracts	14,604,956
Written options	(66,350,000)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These

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sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held

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by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$1,081,992,549	$272,030,573	$1,102,901,350	$299,379,765

BHFTII-45

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$997,886,418	$1,013,504,571

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,597,590	0.500%	Of the first $500 million
	0.450%	Of the next $500 million
	0.400%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.020%	On the first $	500 million

Any reductions in total advisory fees paid by the Portfolio due to these waivers may be reduced or eliminated by changes in the advisory fee structure at higher asset levels. Brighthouse Investment Advisers will receive advisory fees equal to 0.480% of the Portfolio’s average daily net assets for amounts over $500 million but less than $750 million (0.030% over the contractual advisory fee rate) and 0.460% for amounts over $750 million but less than $1 billion (0.010% over the contractual advisory fee rate). As a result, the dollar amount of the waiver will be reduced as assets grow beyond $500 million up to $1 billion, but the advisory fee net of waivers will never exceed the contractual dollar amount that would otherwise be payable under the advisory fee. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. There were no fees waived during the six months ended June 30, 2023.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee agreement, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $150,066 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

BHFTII-46

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,182,125,962

Gross unrealized appreciation	144,764,190
Gross unrealized (depreciation)	(93,863,476)

Net unrealized appreciation (depreciation)	$50,900,714

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$62,446,712	$54,565,035	$120,057,579	$92,789,033	$182,504,291	$147,354,068

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,884,381	$8,365,261	$(43,951,223)	$—	$(11,701,581)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-47

Brighthouse Funds Trust II

Brighthouse/Wellington Balanced Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-48

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Brighthouse/Wellington Core Equity Opportunities Portfolio returned 3.39%, 3.25%, and 3.27%, respectively. The Portfolio’s benchmark, the Russell 1000 Index¹, returned 16.68%.

MARKET ENVIRONMENT / CONDITIONS

U.S. equities surged higher in the first quarter. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. Shares of large technology companies surged, helping growth stocks to significantly outperform their value counterparts. A modest decline in consumer price growth during the quarter and a sharp drop in the Producer Price Index in March offered greater assurances that price pressures were easing. However, prices remained highly elevated, and the Federal Reserve’s (the “Fed”) task of curbing inflation was further complicated by a robust job market, resilient consumer spending, and tumult in the banking industry. The Fed slowed its pace of policy tightening, raising interest rates by 25 basis points in February and March, to a range between 4.75%—5%. The median forecast of members of the Federal Open Market Committee revealed that interest rates were anticipated to peak at 5.1% in 2023. Fed Chair Jerome Powell pushed back on views of interest rate cuts in 2023, although Fed Funds futures indicated that markets expect the Fed to lower rates by the end of the year.

U.S. equities advanced during the reporting period, largely driven by a potent rally in a narrow group of mega-cap technology companies that benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment. Despite the strains from lofty interest rates and tightening credit conditions, the economy showed remarkable vigor; a robust labor market, resilient consumer spending, and renewed strength in the housing market offered hope that the U.S. could achieve a moderate economic slowdown rather than a full-blown recession. In June, the Fed held interest rates stable for the first time in 15 months to assess the impact of tighter monetary policy and recent banking industry stresses on the economy and inflation. However, most Fed policymakers anticipate two more interest rate hikes this year amid concerns that stronger-than-expected economic growth and robust wage gains could lead to more persistent inflation. Annualized U.S. GDP in the first quarter was revised sharply higher to 2%—well above the previous estimate of 1.3%—driven by the largest annual increase in consumer spending since mid-2021. Following months of high stakes political negotiations that unsettled financial markets, President Joe Biden signed into law a bill to suspend the U.S. debt ceiling until January 2025 and limit government spending.

Within the Standard and Poor’s 500 Index, seven of the 11 sectors gained for the six months ended June 30, 2023. Information Technology (“IT”) (42.6%) and Communication Services (36.2%) were the best performing sectors.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Index, for the six-month period ended June 30, 2023. Stock selection drove relative underperformance. Weak selection in Industrials, Consumer Discretionary, and IT was partially offset by selection in Materials, Financials and Health Care. Sector allocation, a result of the bottom-up stock selection process, also detracted from relative performance due to an underweight position in IT, an overweight position in Consumer Staples and a lack of exposure to Communication Services. This was partially offset by a lack of exposure to Energy and underweights to Utilities and Financials.

The Portfolio’s lack of exposure to benchmark constituents Apple and NVIDIA as well as an overweight position in Northrop Grumman, were among the top relative detractors during the period. Shares of Northrop Grumman, an aerospace and defense technology company, were down on weaker than expected first quarter results as well as a perceived decrease in geopolitical tension, which had driven the stock up in 2022.

The Portfolio’s overweight positions in Stryker and Ecolab, as well as its lack of exposure to benchmark constituent Chevron, were among the top relative contributors during the period. The share price of Stryker, a U.S.-based medical device and equipment maker focused on orthopedics, surgical, and spinal applications, rose during the period along with other hospital and medical devices companies after UnitedHealth Group (the largest U.S. health insurer) said it was seeing an uptick in elective procedures and other medical care. Shares of Ecolab, a U.S.-based chemical company providing water, hygiene and infection prevention solutions and services, ended the period higher. The company reported strong first quarter results that beat consensus estimates. Increased demand for its laboratory services offset the impact of inflation.

BHFTII-1

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Managed By Wellington Management Company LLP

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio was most overweight the Industrials and Consumer Staples sectors and most underweight the IT and Communication Services sectors.

Donald J. Kilbride

Peter Fisher

Portfolio Managers

Wellington Management Company LLP

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Brighthouse/Wellington Core Equity Opportunities Portfolio
Class A	3.39	10.48	11.81	11.54
Class B	3.25	10.18	11.53	11.26
Class E	3.27	10.27	11.64	11.37
Russell 1000 Index	16.68	19.36	11.92	12.65

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	4.0
Stryker Corp.	3.6
TJX Cos., Inc. (The)	3.5
UnitedHealth Group, Inc.	3.4
Honeywell International, Inc.	3.2
McDonald’s Corp.	3.0
Marsh & McLennan Cos., Inc.	3.0
Colgate-Palmolive Co.	2.9
Linde plc	2.9
Visa, Inc. - Class A	2.9

Top Sectors

% of Net Assets
Industrials	20.7
Health Care	18.0
Consumer Staples	14.5
Financials	14.0
Consumer Discretionary	11.1
Information Technology	9.2
Materials	5.6
Real Estate	2.7
Utilities	1.0

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Brighthouse/Wellington Core Equity Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.58%	$1,000.00	$1,033.90	$2.92
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

Class B (a)	Actual	0.83%	$1,000.00	$1,032.50	$4.18
	Hypothetical*	0.83%	$1,000.00	$1,020.68	$4.16

Class E (a)	Actual	0.73%	$1,000.00	$1,032.70	$3.68
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

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Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—96.8% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—8.8%
General Dynamics Corp.	313,889	$67,533,218
Lockheed Martin Corp.	102,771	47,313,713
Northrop Grumman Corp.	193,399	88,151,264
Raytheon Technologies Corp.	773,682	75,789,889

		278,788,084

Air Freight & Logistics—1.9%
United Parcel Service, Inc. - Class B	333,679	59,811,961

Banks—0.9%
PNC Financial Services Group, Inc. (The)	225,476	28,398,702

Beverages—6.7%
Coca-Cola Co. (The)	1,163,601	70,072,052
Diageo plc	1,238,101	53,109,505
PepsiCo, Inc.	481,155	89,119,529

		212,301,086

Chemicals—5.6%
Ecolab, Inc.	445,415	83,154,526
Linde plc	242,222	92,305,960

		175,460,486

Consumer Finance—2.5%
American Express Co.	457,472	79,691,622

Consumer Staples Distribution & Retail—2.1%
Costco Wholesale Corp.	123,477	66,477,547

Electric Utilities—1.0%
NextEra Energy, Inc.	423,751	31,442,324

Financial Services—5.5%
MasterCard, Inc . - Class A	210,308	82,714,136
Visa, Inc. - Class A (a)	388,150	92,177,862

		174,891,998

Ground Transportation—4.1%
Canadian National Railway Co.	515,112	62,377,254
Union Pacific Corp.	322,403	65,970,102

		128,347,356

Health Care Equipment & Supplies—7.5%
Abbott Laboratories	537,673	58,617,110
Medtronic plc	714,719	62,966,744
Stryker Corp.	373,796	114,041,422

		235,625,276

Health Care Providers & Services—3.4%
UnitedHealth Group, Inc.	224,235	107,776,310

Hotels, Restaurants & Leisure—3.0%
McDonald’s Corp.	316,593	94,474,517

Household Products—5.7%
Colgate-Palmolive Co.	1,200,669	92,499,540
Procter & Gamble Co. (The)	571,289	86,687,393

		179,186,933

Industrial Conglomerates—3.2%
Honeywell International, Inc.	490,087	101,693,053

Insurance—5.1%
Chubb, Ltd.	343,411	66,127,222
Marsh & McLennan Cos., Inc.	496,252	93,335,076

		159,462,298

IT Services—2.8%
Accenture plc - Class A	281,107	86,743,998

Life Sciences Tools & Services—2.4%
Danaher Corp.	314,853	75,564,720

Machinery—1.0%
Deere & Co.	79,894	32,372,250

Pharmaceuticals—4.7%
Johnson & Johnson	466,648	77,239,577
Merck & Co., Inc.	403,755	46,589,290
Pfizer, Inc.	622,625	22,837,885

		146,666,752

Professional Services—1.6%
Automatic Data Processing, Inc.	233,482	51,317,009

Semiconductors & Semiconductor Equipment—2.5%
Texas Instruments, Inc.	429,475	77,314,090

Software—4.0%
Microsoft Corp.	367,372	125,104,861

Specialized REITs—2.7%
American Tower Corp.	218,717	42,417,975
Public Storage	144,839	42,275,607

		84,693,582

Specialty Retail—5.2%
Home Depot, Inc. (The)	177,693	55,198,554
TJX Cos., Inc. (The)	1,295,280	109,826,791

		165,025,345

Textiles, Apparel & Luxury Goods—2.9%
NIKE, Inc. - Class B	827,620	91,344,419

Total Common Stocks (Cost $2,195,158,827)		3,049,976,579

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Escrow Shares—0.0%

Security Description	Shares/ Principal Amount*	Value

Forest Products & Paper—0.0%
Sino-Forest Corp. (b)(c)(d) (Cost $0)	5,844,000	$0

Short-Term Investments—3.2%

Repurchase Agreement—1.1%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $33,640,388; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $34,306,627.	33,633,942	33,633,942

U.S. Treasury—2.1%
U.S. Treasury Bills 5.057%, 09/05/23 (a) (e)	35,695,000	35,369,620
5.136%, 08/22/23 (e)	29,010,000	28,801,894

		64,171,514

Total Short-Term Investments (Cost $97,795,871)		97,805,456

Securities Lending Reinvestments (f)—0.0%

Repurchase Agreements—0.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,084; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $204,000.	200,000	200,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $200,085; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $204,000.	200,000	200,000
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,084; collateralized by U.S. Treasury Obligations at 4.125%, maturing 01/31/25, and an aggregate market value of $204,000.	200,000	200,000

Repurchase Agreements—(Continued)
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,084; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $204,007.	200,000	200,000
NatWest Markets Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $200,084; collateralized by U.S. Treasury Obligations with rates ranging from 1.875% - 4.000%, maturity dates ranging from 09/15/25 - 02/15/32, and an aggregate market value of $204,086.	200,000	200,000

		1,000,000

Total Securities Lending Reinvestments (Cost $1,000,000)		1,000,000

Total Investments—100.0% (Cost $2,293,954,698)		3,148,782,035
Other assets and liabilities (net)—0.0%		991,058

Net Assets — 100.0%		$3,149,773,093

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $93,168,509 and the collateral received consisted of cash in the amount of $1,000,000 and non-cash collateral with a value of $92,778,203. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$278,788,084	$—	$—	$278,788,084
Air Freight & Logistics	59,811,961	—	—	59,811,961
Banks	28,398,702	—	—	28,398,702
Beverages	159,191,581	53,109,505	—	212,301,086
Chemicals	175,460,486	—	—	175,460,486
Consumer Finance	79,691,622	—	—	79,691,622
Consumer Staples Distribution & Retail	66,477,547	—	—	66,477,547
Electric Utilities	31,442,324	—	—	31,442,324
Financial Services	174,891,998	—	—	174,891,998
Ground Transportation	128,347,356	—	—	128,347,356
Health Care Equipment & Supplies	235,625,276	—	—	235,625,276
Health Care Providers & Services	107,776,310	—	—	107,776,310
Hotels, Restaurants & Leisure	94,474,517	—	—	94,474,517
Household Products	179,186,933	—	—	179,186,933
Industrial Conglomerates	101,693,053	—	—	101,693,053
Insurance	159,462,298	—	—	159,462,298
IT Services	86,743,998	—	—	86,743,998
Life Sciences Tools & Services	75,564,720	—	—	75,564,720
Machinery	32,372,250	—	—	32,372,250
Pharmaceuticals	146,666,752	—	—	146,666,752
Professional Services	51,317,009	—	—	51,317,009
Semiconductors & Semiconductor Equipment	77,314,090	—	—	77,314,090
Software	125,104,861	—	—	125,104,861
Specialized REITs	84,693,582	—	—	84,693,582
Specialty Retail	165,025,345	—	—	165,025,345
Textiles, Apparel & Luxury Goods	91,344,419	—	—	91,344,419
Total Common Stocks	2,996,867,074	53,109,505	—	3,049,976,579
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	97,805,456	—	97,805,456
Total Securities Lending Reinvestments*	—	1,000,000	—	1,000,000
Total Investments	$2,996,867,074	$151,914,961	$0	$3,148,782,035

Collateral for Securities Loaned (Liability)	$—	$(1,000,000)	$—	$(1,000,000)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)(b)	$3,148,782,035
Cash denominated in foreign currencies (c)	264,393
Receivable for:
Investments sold	463,396
Fund shares sold	1,494,473
Dividends and interest	3,283,212
Prepaid expenses	24,864

Total Assets	3,154,312,373

Liabilities
Collateral for securities loaned	1,000,000
Payables for:
Fund shares redeemed	1,442,872
Accrued Expenses:
Management fees	1,423,675
Distribution and service fees	190,263
Deferred trustees’ fees	222,962
Other expenses	259,508

Total Liabilities	4,539,280

Net Assets	$3,149,773,093

Net Assets Consist of:
Paid in surplus	$2,229,006,209
Distributable earnings (Accumulated losses)	920,766,884

Net Assets	$3,149,773,093

Net Assets
Class A	$1,965,927,624
Class B	590,947,944
Class E	592,897,525
Capital Shares Outstanding*
Class A	71,788,444
Class B	22,085,543
Class E	22,028,633
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$27.39
Class B	26.76
Class E	26.91

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,293,954,698.
(b)	Includes securities loaned at value of $93,168,509.
(c)	Identified cost of cash denominated in foreign currencies was $264,373.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$29,571,276
Interest	937,191
Securities lending income	7,535

Total investment income	30,516,002

Expenses
Management fees	10,996,278
Administration fees	63,319
Custodian and accounting fees	78,230
Distribution and service fees—Class B	722,513
Distribution and service fees—Class E	438,781
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	61,330
Insurance	15,019
Miscellaneous	14,171

Total expenses	12,451,908
Less management fee waiver	(2,330,753)
Less broker commission recapture	(916)

Net expenses	10,120,239

Net Investment Income	20,395,763

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	48,175,055
Foreign currency transactions	30,218

Net realized gain (loss)	48,205,273

Net change in unrealized appreciation (depreciation) on:
Investments	33,283,093
Foreign currency transactions	(39)

Net change in unrealized appreciation (depreciation)	33,283,054

Net realized and unrealized gain (loss)	81,488,327

Net Increase (Decrease) in Net Assets From Operations	$101,884,090

(a)	Net of foreign withholding taxes of $92,662.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$20,395,763	$44,010,405
Net realized gain (loss)	48,205,273	326,195,573
Net change in unrealized appreciation (depreciation)	33,283,054	(582,155,279)

Increase (decrease) in net assets from operations	101,884,090	(211,949,301)

From Distributions to Shareholders
Class A	(230,770,352)	(412,092,119)
Class B	(69,543,920)	(121,585,608)
Class E	(70,035,182)	(126,579,004)

Total distributions	(370,349,454)	(660,256,731)

Increase (decrease) in net assets from capital share transactions	257,794,795	48,739,274

Total increase (decrease) in net assets	(10,670,569)	(823,466,758)

Net Assets
Beginning of period	3,160,443,662	3,983,910,420

End of period	$3,149,773,093	$3,160,443,662

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	710,995	$21,137,753	854,954	$27,994,700
Reinvestments	8,617,265	230,770,352	14,850,166	412,092,119
Redemptions	(2,720,649)	(80,840,201)	(12,870,892)	(427,755,158)

Net increase (decrease)	6,607,611	$171,067,904	2,834,228	$12,331,661

Class B
Sales	600,677	$17,413,910	1,081,109	$34,540,702
Reinvestments	2,657,391	69,543,920	4,471,703	121,585,608
Redemptions	(1,298,608)	(37,582,978)	(3,922,671)	(128,404,388)

Net increase (decrease)	1,959,460	$49,374,852	1,630,141	$27,721,922

Class E
Sales	222,698	$6,487,565	307,168	$9,997,053
Reinvestments	2,660,911	70,035,182	4,631,504	126,579,004
Redemptions	(1,343,804)	(39,170,708)	(3,866,190)	(127,890,366)

Net increase (decrease)	1,539,805	$37,352,039	1,072,482	$8,685,691

Increase (decrease) derived from capital shares transactions		$257,794,795		$48,739,274

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$30.09		$39.97	$34.36	$35.51	$30.01	$32.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.21		0.45	0.47	0.49	0.52	0.50
Net realized and unrealized gain (loss)	0.72		(3.09)	7.60	2.66	8.43	(0.45)

Total income (loss) from investment operations	0.93		(2.64)	8.07	3.15	8.95	0.05

Less Distributions
Distributions from net investment income	(0.43)		(0.54)	(0.53)	(0.56)	(0.57)	(0.58)
Distributions from net realized capital gains	(3.20)		(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(3.63)		(7.24)	(2.46)	(4.30)	(3.45)	(2.34)

Net Asset Value, End of Period	$27.39		$30.09	$39.97	$34.36	$35.51	$30.01

Total Return (%) (b)	3.39	(c)	(5.08)	24.43	11.27	30.94	(0.09)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.73	(d)	0.73	0.72	0.73	0.72	0.72
Net ratio of expenses to average net assets (%) (e)(f)	0.58	(d)	0.58	0.57	0.58	0.58	0.57
Ratio of net investment income (loss) to average net assets (%)	1.40	(d)	1.37	1.27	1.53	1.54	1.54
Portfolio turnover rate (%)	4	(c)	10	15	15	16	22
Net assets, end of period (in millions)	$1,965.9		$1,961.3	$2,492.0	$2,492.1	$2,457.8	$2,225.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.44		$39.25	$33.79	$34.99	$29.60	$31.89

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.36	0.37	0.41	0.43	0.41
Net realized and unrealized gain (loss)	0.70		(3.03)	7.47	2.60	8.32	(0.44)

Total income (loss) from investment operations	0.87		(2.67)	7.84	3.01	8.75	(0.03)

Less Distributions
Distributions from net investment income	(0.35)		(0.44)	(0.45)	(0.47)	(0.48)	(0.50)
Distributions from net realized capital gains	(3.20)		(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(3.55)		(7.14)	(2.38)	(4.21)	(3.36)	(2.26)

Net Asset Value, End of Period	$26.76		$29.44	$39.25	$33.79	$34.99	$29.60

Total Return (%) (b)	3.25	(c)	(5.31)	24.11	10.97	30.64	(0.35)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.98	(d)	0.98	0.97	0.98	0.97	0.97
Net ratio of expenses to average net assets (%) (e)(f)	0.83	(d)	0.83	0.82	0.83	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	1.15	(d)	1.12	1.02	1.28	1.29	1.29
Portfolio turnover rate (%)	4	(c)	10	15	15	16	22
Net assets, end of period (in millions)	$590.9		$592.5	$726.0	$679.8	$681.3	$601.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$29.61		$39.44	$33.94	$35.13	$29.71	$32.00

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.18		0.40	0.41	0.44	0.46	0.44
Net realized and unrealized gain (loss)	0.70		(3.05)	7.50	2.62	8.36	(0.44)

Total income (loss) from investment operations	0.88		(2.65)	7.91	3.06	8.82	0.00

Less Distributions
Distributions from net investment income	(0.38)		(0.48)	(0.48)	(0.51)	(0.52)	(0.53)
Distributions from net realized capital gains	(3.20)		(6.70)	(1.93)	(3.74)	(2.88)	(1.76)

Total distributions	(3.58)		(7.18)	(2.41)	(4.25)	(3.40)	(2.29)

Net Asset Value, End of Period	$26.91		$29.61	$39.44	$33.94	$35.13	$29.71

Total Return (%) (b)	3.27	(c)	(5.21)	24.23	11.08	30.77	(0.25)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(d)	0.88	0.87	0.88	0.87	0.87
Net ratio of expenses to average net assets (%) (e) (f)	0.73	(d)	0.73	0.72	0.73	0.73	0.72
Ratio of net investment income (loss) to average net assets (%)	1.25	(d)	1.22	1.12	1.38	1.39	1.39
Portfolio turnover rate (%)	4	(c)	10	15	15	16	22
Net assets, end of period (in millions)	$592.9		$606.6	$765.8	$712.8	$717.9	$653.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	The effect of the voluntary portion of the waivers on the net ratio of expenses to average net assets was 0.03% for the six months ended June 30, 2023 and for each of the years ended December 31, 2022 through 2018. (see Note 5 of the Notes to Financial Statements).
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Brighthouse/Wellington Core Equity Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-12

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-13

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $33,633,942. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $1,000,000. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$—	$—	$—	$—	$—
U.S. Treasury	(1,000,000)	—	—	—	(1,000,000)
Total Borrowings	$(1,000,000)	$—	$—	$—	$(1,000,000)
Gross amount of recognized liabilities for securities lending transactions					$(1,000,000)

BHFTII-14

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

BHFTII-15

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$126,529,880	$0	$253,264,362

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$10,996,278	0.750%	Of the first $1 billion
	0.700%	On the next $2 billion
	0.650%	On amounts in excess of $3 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Wellington Management Company LLP (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.120%	First $500 million
0.145%	$500 million to $1 billion
0.120%	$1 billion to $3 billion
0.080%	$3 billion to $4.5 billion
0.105%	Over $4.5 billion

BHFTII-16

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 were $1,888,086 and are included in the total amount shown as management fee waivers in the Statement of Operations.

The Subadviser has voluntarily agreed to waive a portion of its subadvisory fees payable by the Adviser to the Subadviser for managing the Portfolio. In addition to the above advisory fee waiver, the Adviser has agreed to reduce its advisory fee reflecting a portion of the amount waived by the Subadviser for managing the Portfolio pursuant to the voluntary subadvisory fee waiver. $442,667 was waived in the aggregate for the six months ended June 30, 2023 and is reflected in the total amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,296,128,222

Gross unrealized appreciation	856,984,205
Gross unrealized (depreciation)	(4,330,392)

Net unrealized appreciation (depreciation)	$852,653,813

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$53,836,793	$52,327,852	$606,419,938	$200,471,740	$660,256,731	$252,799,592

BHFTII-17

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$43,562,331	$326,520,601	$819,371,312	$—	$1,189,454,244

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Brighthouse/Wellington Core Equity Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, D and E shares of the Frontier Mid Cap Growth Portfolio returned 14.38%, 14.29%, 14.34%, and 14.29%, respectively. The Portfolio’s benchmark, the Russell Midcap Growth Index¹, returned 15.94%.
MARKET ENVIRONMENT/ CONDITIONS

2023 began on an upbeat note—inflation appeared to be subsiding, and many wagered that the Federal Reserve (the “Fed”) would transition from monetary tightening to cutting rates by year-end. Growth stocks rallied, with the Nasdaq composite posting its best start since 2001. Midway through the period, a hotter-than-expected employment report, followed by the sudden collapse of several U.S. banks, rattled the markets. Government agencies and financial institutions scrambled to shore up liquidity to prevent further failures. The Fed responded by signaling in early May that it was nearing the end of its rate-hiking campaign. Equities gained further strength from a better-than-expected earnings season, highlighted by an exceptionally strong revenue outlook from NVIDIA Corp. The semiconductor supplier guided to $11 billion worth of Artificial Intelligence chips sales compared with analysts’ estimates of $7 billion. Technology stocks surged on the news. Simultaneously, a string of encouraging economic data and the resolution of the federal debt-ceiling crisis led to a broad and brisk market rally in June that powered the Russell Midcap Growth index to a 15.94% gain in the first six months of the year.

PORTFOLIO REVIEW / PERIOD END POSITIONING

During the reporting period, the Portfolio underperformed the Russell Midcap Growth Index due to a mix of challenging stock selection and adverse sector allocation. Communication Services and Information Technology were the top two performing sectors as investors flocked to high-growth stocks in anticipation of peaking interest rates. The Portfolio’s combined underweight position (27% vs. 29%) in these sectors and a collective overweight position (32% vs. 24%) in Health Care and Financials drove the allocation headwind.

Consumer Discretionary and Consumer Staples were the primary detractors of stock selection, followed by Financials with partial offsets in Materials, Industrials, and Energy. Fitness centers operator Planet Fitness declined on lackluster new store growth as franchisees contend with higher financing costs. Aftermarket auto parts retailer Advance Auto Parts fell on continued share loss. The company’s inventory and pricing investments impacted its profitability more than anticipated. Considering the new competitive landscape, we reduced our estimate of the company’s earnings power and sold the stock. In Consumer Staples, discount retailer Dollar General Corp. reduced its same-store-sales growth outlook as lower-end consumers are spending less than previous expectations. In Financials, SVB Financial Group collapsed as the bank’s efforts to strengthen its balance sheet and reposition its securities portfolio to profit from higher interest rates triggered a run on its uninsured deposits, leading to its demise. We exited our position during the period.

ATI, a manufacturer of specialty alloys, was the largest contributor in Materials on strong earnings rebound as the company benefited from an upswing in the aerospace cycle that was expected to last several years. ATI is signing favorable long-term supply contracts with customers because it can reliably supply high-grade titanium and other critical elements in light of a structural shortage due to the Russia-Ukraine war. Cement and wallboard manufacturer Eagle Materials increased its earnings per share by 40% despite a slowdown in single-family residential construction. The company raised prices in a supply-constrained environment in the face of robust demand from infrastructure projects and multi-family residential buildouts. In Industrials, building materials supplier Builders FirstSource exceeded earnings forecast by over 90% on higher-than-anticipated profitability due to an improving product mix, fueled partly by booming demand from multi-family housing construction. The company’s crisp execution has allowed it to buy back a fourth of its outstanding shares over the past year without sacrificing its ability to grow organically and make strategic acquisitions. Trucking and logistics services provider XPO rose sharply on key management hires and an upbeat earnings report. The company focuses on the Less-Than-Truckload market and is on a multi-year mission to narrow the profitability gap versus market-leading operators. Its strategy was boosted when it hired away the chief operating officer from its best-in-class competitor to strengthen its management team further. Subsequently, XPO’s quarterly earnings outpaced investors’ expectations as the company displayed impressive pricing discipline in a challenging demand environment. Coterra Energy performed well during the period on the back of a solid earnings print which included better cash flow per share growth, production ahead of guidance and reconfirmation of its full year capital expenditure budget. In addition, the company bought back more shares than the market anticipated, and we continue to strongly believe the company has the assets needed to navigate the turbulent commodity markets with its balanced oil and natural gas portfolio.

BHFTII-1

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Managed by Frontier Capital Management Company, LLC

Portfolio Manager Commentary*—(Continued)

During the period, we sold sixteen stocks and started eighteen new positions. We added to the Portfolio’s holdings in Industrials and Materials, which benefited from improved pricing power. The Portfolio is overweight both sectors. We reduced exposure to Financials and Health Care, now underweight the sectors, due to higher interest rates and the expiry of certain pandemic-era subsidies. We remained underweight Consumer Staples due to their low growth prospects relative to valuations.

Christopher J. Scarpa

Ravi Dabas

Portfolio Managers

Frontier Capital Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell Midcap Growth Index is an unmanaged measure of performance of those Russell Midcap companies (the 800 smallest companies in the Russell 1000 Index) with higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL MIDCAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Frontier Mid Cap Growth Portfolio
Class A	14.38	19.90	8.46	10.87
Class B	14.29	19.69	8.21	10.60
Class D	14.34	19.83	8.36	10.76
Class E	14.29	19.69	8.30	10.70
Russell Midcap Growth Index	15.94	23.13	9.72	11.53

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Palo Alto Networks, Inc.	2.8
KBR, Inc.	2.4
Aon plc - Class A	2.4
Veeva Systems, Inc. - Class A	2.3
XPO, Inc.	2.3
Mattel, Inc.	2.2
Fair Isaac Corp.	2.0
HubSpot, Inc.	1.8
Quanta Services, Inc.	1.8
Monolithic Power Systems, Inc.	1.8

Top Sectors

% of Net Assets
Information Technology	25.9
Industrials	21.1
Health Care	19.7
Consumer Discretionary	12.5
Financials	7.7
Materials	5.0
Communication Services	3.8
Energy	3.3
Consumer Staples	0.6

BHFTII-3

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Frontier Mid Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A(a)	Actual	0.71%	$1,000.00	$1,143.80	$3.77
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

Class B(a)	Actual	0.96%	$1,000.00	$1,142.90	$5.10
	Hypothetical*	0.96%	$1,000.00	$1,020.03	$4.81

Class D(a)	Actual	0.81%	$1,000.00	$1,143.40	$4.30
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

Class E(a)	Actual	0.86%	$1,000.00	$1,142.90	$4.57
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.6% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.5%
BWX Technologies, Inc. (a)	74,451	$5,328,458

Biotechnology—1.9%
BioMarin Pharmaceutical, Inc. (b)	61,179	5,302,996
Exact Sciences Corp. (a) (b)	85,010	7,982,439
Natera, Inc. (a) (b)	141,035	6,862,763

		20,148,198

Building Products—1.5%
Builders FirstSource, Inc. (a) (b)	115,443	15,700,248

Capital Markets—3.0%
KKR & Co., Inc.	213,297	11,944,632
Moody’s Corp.	21,213	7,376,184
MSCI, Inc.	27,836	13,063,157

		32,383,973

Chemicals—2.0%
Albemarle Corp.	58,136	12,969,560
Sherwin-Williams Co. (The)	30,756	8,166,333

		21,135,893

Commercial Services & Supplies—2.9%
Cintas Corp.	32,104	15,958,256
Waste Connections, Inc.	103,957	14,858,574

		30,816,830

Communications Equipment—1.0%
Arista Networks, Inc. (b)	63,097	10,225,500

Construction & Engineering—3.2%
MasTec, Inc. (a)(b)	129,851	15,318,522
Quanta Services, Inc. (a)	96,344	18,926,779

		34,245,301

Construction Materials—1.4%
Eagle Materials, Inc.	80,786	15,060,126

Consumer Staples Distribution & Retail—0.6%
Dollar General Corp.	37,544	6,374,220

Diversified Consumer Services—1.2%
Bright Horizons Family Solutions, Inc. (a) (b)	138,751	12,827,530

Electrical Equipment—1.7%
Array Technologies, Inc. (a)(b)	591,757	13,373,708
Shoals Technologies Group, Inc. - Class A (a)(b)	201,576	5,152,283

		18,525,991

Electronic Equipment, Instruments & Components —1.2%
Amphenol Corp. - Class A	90,943	7,725,608
Coherent Corp. (a)(b)	109,248	5,569,463

		13,295,071

Entertainment—2.2%
Live Nation Entertainment, Inc. (a) (b)	107,856	9,826,760
Warner Bros Discovery, Inc. (b)	1,074,471	13,473,866

		23,300,626

Financial Services—2.3%
Apollo Global Management, Inc. (a)	197,502	15,170,129
Block, Inc. (b)	70,768	4,711,026
Global Payments, Inc.	45,083	4,441,577

		24,322,732

Ground Transportation—3.6%
Knight-Swift Transportation Holdings, Inc.	261,802	14,545,719
XPO, Inc. (a)(b)	407,526	24,044,034

		38,589,753

Health Care Equipment & Supplies—12.5%
Alcon, Inc. (a)	139,493	11,453,770
Align Technology, Inc. (b)	30,351	10,733,328
DexCom, Inc. (b)	141,172	18,142,014
Edwards Lifesciences Corp. (b)	80,012	7,547,532
Hologic, Inc. (b)	192,631	15,597,332
IDEXX Laboratories, Inc. (b)	34,487	17,320,406
Inspire Medical Systems, Inc. (b)	46,065	14,954,542
Insulet Corp. (a)(b)	34,951	10,077,771
ResMed, Inc.	40,669	8,886,176
STERIS plc	47,054	10,586,209
Teleflex, Inc. (a)	33,380	8,078,961

		133,378,041

Health Care Providers & Services—0.6%
Humana, Inc.	13,969	6,245,959

Health Care Technology—2.3%
Veeva Systems, Inc. - Class A (b)	123,413	24,402,452

Hotels, Restaurants & Leisure—4.7%
Boyd Gaming Corp.	174,821	12,127,333
Caesars Entertainment, Inc. (b)	157,761	8,041,078
Chipotle Mexican Grill, Inc. (b)	5,781	12,365,559
Domino’s Pizza, Inc.	28,957	9,758,220
Planet Fitness, Inc. - Class A (a)(b)	115,035	7,757,960

		50,050,150

Insurance—2.4%
Aon plc - Class A	73,719	25,447,799

IT Services—3.3%
EPAM Systems, Inc. (b)	32,840	7,380,790
MongoDB, Inc. (a)(b)	41,889	17,215,960
Okta, Inc. (a)(b)	65,659	4,553,452
Twilio, Inc. - Class A (b)	102,849	6,543,253

		35,693,455

Leisure Products—2.2%
Mattel, Inc. (a)(b)	1,187,046	23,194,879

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services—2.4%
Agilent Technologies, Inc. (a)	86,318	$10,379,739
Illumina, Inc. (a) (b)	27,714	5,196,098
IQVIA Holdings, Inc. (b)	44,801	10,069,921

		25,645,758

Machinery—1.0%
Stanley Black & Decker, Inc. (a)	116,827	10,947,858

Media—1.6%
Trade Desk, Inc. (The) - Class A (a) (b)	218,353	16,861,219

Metals & Mining—1.6%
ATI, Inc. (a)(b)	382,624	16,923,460

Oil, Gas & Consumable Fuels—3.3%
Coterra Energy, Inc.	514,144	13,007,843
Permian Resources Corp. (a)	872,281	9,560,200
SM Energy Co. (a)	409,417	12,949,860

		35,517,903

Professional Services—5.6%
Equifax, Inc. (a)	48,418	11,392,756
KBR, Inc. (a)	396,556	25,799,933
Paycom Software, Inc.	16,734	5,375,630
TransUnion (a)	212,213	16,622,644

		59,190,963

Semiconductors & Semiconductor Equipment—10.4%
KLA Corp.	29,199	14,162,099
Lam Research Corp.	27,883	17,924,865
Marvell Technology, Inc.	267,826	16,010,638
Microchip Technology, Inc.	131,722	11,800,974
Monolithic Power Systems, Inc. (a)	34,981	18,897,786
SolarEdge Technologies, Inc. (a) (b)	26,618	7,161,573
Universal Display Corp.	93,624	13,494,027
Wolfspeed, Inc. (a)(b)	199,727	11,102,824

		110,554,786

Software—10.0%
Bill Holdings, Inc. (a) (b)	112,772	13,177,408
Fair Isaac Corp. (a) (b)	26,790	21,678,736
Guidewire Software, Inc. (a) (b)	102,102	7,767,920
HubSpot, Inc. (b)	36,006	19,158,433
Palantir Technologies, Inc. - Class A (a) (b)	554,565	8,501,481
Palo Alto Networks, Inc. (a)(b)	115,109	29,411,501
Workday, Inc. - Class A (b)	30,457	6,879,932

		106,575,411

Specialty Retail—4.4%
Burlington Stores, Inc. (b)	29,655	4,667,400
Chewy, Inc. - Class A (a) (b)	141,673	5,591,833
Floor & Decor Holdings, Inc. - Class A (a) (b)	17,411	1,810,048
Lithia Motors, Inc. (a)	38,418	11,683,298

Specialty Retail—(Continued)
O’Reilly Automotive, Inc. (b)	5,164	4,933,169
Ross Stores, Inc.	71,742	8,044,431
Tractor Supply Co. (a)	45,728	10,110,461

		46,840,640

Trading Companies & Distributors—1.1%
Beacon Roofing Supply, Inc. (a) (b)	139,283	11,557,703

Total Common Stocks (Cost $947,530,876)		1,061,308,886

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $8,072,973; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $8,232,870.	8,071,426	8,071,426

Total Short-Term Investments (Cost $8,071,426)		8,071,426

Securities Lending Reinvestments (c)—23.6%

Certificates of Deposit—3.6%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	2,000,000	1,999,942
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (d)	1,000,000	1,000,543
Barclays Bank plc 5.550%, 09/22/23	1,000,000	999,827
BNP Paribas S.A. 5.260%, SOFR + 0.200%, 09/18/23 (d)	2,000,000	2,000,000
5.310%, SOFR + 0.250%, 09/08/23 (d)	1,000,000	1,000,000
5.510%, SOFR + 0.450%, 10/10/23 (d)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	3,000,000	3,000,771
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	3,000,000	2,997,843
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/18/23	1,000,000	992,800
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	4,000,000	4,000,128
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (d)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (d)	2,000,000	1,999,784
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	2,000,000	2,000,310
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	3,000,000	3,000,063
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (d)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (d)	1,000,000	1,000,269
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	2,000,000	2,000,286

		37,968,550

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.6%
Bank of Montreal 5.280%, 08/07/23	3,000,000	$2,982,948
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (d)	5,000,000	5,002,365
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (d)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (d)	4,000,000	4,000,592
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		16,962,933

Repurchase Agreements—8.5%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $16,362,878; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $16,683,117.	16,355,995	16,355,995
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $6,031,325; collateralized by U.S. Treasury Obligations with rates ranging from 01.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $6,507,365.	6,000,000	6,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $7,129,026; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $7,286,776.	7,126,016	7,126,016
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $8,608,478; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $8,812,531.	8,600,000	8,600,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $10,004,342; collateralized by various Common Stock with an aggregate market value of $11,117,538.	10,000,000	10,000,000
Santander U.S. Capital Markets LLC Repurchase Agreement dated 06/30/23 at 5.090%, due on 07/03/23 with a maturity value of $10,004,242; collateralized by U.S. Government Agency Obligations with rates ranging from 1.000% - 6.566%, maturity dates ranging from 08/25/24 - 05/20/71, and an aggregate market value of $10,204,327.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $11,004,739; collateralized by various Common Stock with an aggregate market value of $12,235,971.	11,000,000	11,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,002,011; collateralized by various Common Stock with an aggregate market value of $2,227,474.	2,000,000	2,000,000

		91,082,011

Time Deposits—1.4%
ABN AMRO Bank NV 5.060%, 07/03/23	2,000,000	2,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (d)	1,000,000	1,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		15,000,000

Mutual Funds—8.5%
Allspring Government Money Market Fund, Select Class 5.020% (e)	15,143,913	15,143,913
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	10,000,000	10,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	5,000,000	5,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	15,000,000	15,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (e)	10,000,000	10,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (e)	10,000,000	10,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	10,000,000	10,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	10,000,000	10,000,000

		90,143,913

Total Securities Lending Reinvestments (Cost $251,159,333)		251,157,407

Total Investments—124.0% (Cost $1,206,761,635)		1,320,537,719
Other assets and liabilities (net)—(24.0)%		(255,312,271)

Net Assets—100.0%		$1,065,225,448

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $314,930,412 and the collateral received consisted of cash in the amount of $251,086,146 and non-cash collateral with a value of $66,830,664. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$1,061,308,886	$—	$—	$1,061,308,886
Total Short-Term Investment*	—	8,071,426	—	8,071,426
Securities Lending Reinvestments
Certificates of Deposit	—	37,968,550	—	37,968,550
Commercial Paper	—	16,962,933	—	16,962,933
Repurchase Agreements	—	91,082,011	—	91,082,011
Time Deposits	—	15,000,000	—	15,000,000
Mutual Funds	90,143,913	—	—	90,143,913
Total Securities Lending Reinvestments	90,143,913	161,013,494	—	251,157,407
Total Investments	$1,151,452,799	$169,084,920	$—	$1,320,537,719

Collateral for Securities Loaned (Liability)	$—	$(251,086,146)	$—	$(251,086,146)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)(b)	$1,320,537,719
Cash	10,856
Receivable for:
Investments sold	4,684,199
Fund shares sold	364,765
Dividends and interest	198,208
Prepaid expenses	8,338

Total Assets	1,325,804,085

Liabilities
Collateral for securities loaned	251,086,146
Payables for:
Investments purchased	7,670,990
Fund shares redeemed	900,103
Accrued Expenses:
Management fees	568,159
Distribution and service fees	34,640
Deferred trustees’ fees	177,625
Other expenses	140,974

Total Liabilities	260,578,637

Net Assets	$1,065,225,448

Net Assets Consist of:
Paid in surplus	$1,014,274,860
Distributable earnings (Accumulated losses)	50,950,588

Net Assets	$1,065,225,448

Net Assets
Class A	$842,572,576
Class B	141,528,649
Class D	73,821,733
Class E	7,302,490
Capital Shares Outstanding*
Class A	34,613,091
Class B	7,761,460
Class D	3,215,456
Class E	323,786
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$24.34
Class B	18.23
Class D	22.96
Class E	22.55

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $314,930,412.
(b)	Identified cost of investments was $1,206,761,635.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$3,057,049
Interest	138,096
Securities lending income	191,932

Total investment income	3,387,077

Expenses
Management fees	3,657,424
Administration fees	25,966
Custodian and accounting fees	34,634
Distribution and service fees—Class B	165,611
Distribution and service fees—Class D	35,067
Distribution and service fees—Class E	5,359
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	36,517
Insurance	4,374
Miscellaneous	8,302

Total expenses	4,035,521
Less management fee waiver	(263,226)
Less broker commission recapture	(26,324)

Net expenses	3,745,971

Net Investment Loss	(358,894)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss)on:
Investments	(13,671,754)
Foreign currency transactions	(3,643)

Net realized gain (loss)	(13,675,397)

Net change in unrealized appreciation on investments	151,364,669

Net realized and unrealized gain (loss)	137,689,272

Net Increase (Decrease) in Net Assets From Operations	$137,330,378

(a)	Net of foreign withholding taxes of $14,188.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(358,894)	$(1,331,954)
Net realized gain (loss)	(13,675,397)	(45,211,240)
Net change in unrealized appreciation (depreciation)	151,364,669	(355,531,666)

Increase (decrease) in net assets from operations	137,330,378	(402,074,860)

From Distributions to Shareholders
Class A	0	(248,481,947)
Class B	0	(50,426,272)
Class D	0	(22,792,054)
Class E	0	(2,460,063)
From return of capital
Class A	0	(266,232)
Class B	0	(54,029)
Class D	0	(24,420)
Class E	0	(2,636)

Total distributions	0	(324,507,653)

Increase (decrease) in net assets from capital share transactions	(49,819,945)	258,788,226

Total increase (decrease) in net assets	87,510,433	(467,794,287)

Net Assets
Beginning of period	977,715,015	1,445,509,302

End of period	$1,065,225,448	$977,715,015

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	63,349	$1,441,185	500,507	$15,557,949
Reinvestments	0	0	12,187,564	248,748,179
Redemptions	(1,849,822)	(42,449,556)	(2,400,743)	(65,773,641)

Net increase (decrease)	(1,786,473)	$(41,008,371)	10,287,328	$198,532,487

Class B
Sales	211,327	$3,630,409	590,406	$14,106,289
Reinvestments	0	0	3,292,909	50,480,301
Redemptions	(484,849)	(8,276,327)	(1,031,407)	(21,285,257)

Net increase (decrease)	(273,522)	$(4,645,918)	2,851,908	$43,301,333

Class D
Sales	39,718	$851,169	78,349	$2,061,273
Reinvestments	0	0	1,184,041	22,816,474
Redemptions	(204,095)	(4,394,275)	(345,862)	(9,369,681)

Net increase (decrease)	(164,377)	$(3,543,106)	916,528	$15,508,066

Class E
Sales	3,881	$82,133	16,491	$411,030
Reinvestments	0	0	130,026	2,462,699
Redemptions	(33,224)	(704,683)	(58,293)	(1,427,389)

Net increase (decrease)	(29,343)	$(622,550)	88,224	$1,446,340

Increase (decrease) derived from capital shares transactions		$(49,819,945)		$258,788,226

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$21.28		$43.74	$44.02	$37.70	$32.45	$38.43

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (b)	(0.02)	(0.18)	(0.04)	(0.01)	(0.03)
Net realized and unrealized gain (loss)	3.06		(12.71)	6.16	10.57	10.30	(1.60)

Total income (loss) from investment operations	3.06		(12.73)	5.98	10.53	10.29	(1.63)

Less Distributions
Distributions from net realized capital gains	0.00		(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	0.00		(0.01)	0.00	0.00	0.00	0.00

Total distributions	0.00		(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$24.34		$21.28	$43.74	$44.02	$37.70	$32.45

Total Return (%) (c)	14.38	(d)	(28.15)	14.68	31.70	33.13	(5.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(e)	0.75	0.73	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (f)	0.71	(e)	0.70	0.71	0.73	0.73	0.73
Ratio of net investment income (loss) to average net assets (%)	(0.03	) (e)	(0.08)	(0.40)	(0.10)	(0.02)	(0.08)
Portfolio turnover rate (%)	35	(d)	47	55	64	60	44
Net assets, end of period (in millions)	$842.6		$774.6	$1,142.1	$1,114.0	$955.7	$799.0

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.96		$36.41	$37.72	$32.99	$28.97	$34.83

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.07)	(0.24)	(0.11)	(0.09)	(0.11)
Net realized and unrealized gain (loss)	2.29		(10.65)	5.19	9.05	9.15	(1.40)

Total income (loss) from investment operations	2.27		(10.72)	4.95	8.94	9.06	(1.51)

Less Distributions
Distributions from net realized capital gains	0.00		(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	0.00		(0.01)	0.00	0.00	0.00	0.00

Total distributions	0.00		(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$18.23		$15.96	$36.41	$37.72	$32.99	$28.97

Total Return (%) (c)	14.29	(d)	(28.33)	14.38	31.38	32.84	(5.90)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(e)	1.00	0.98	1.00	1.00	1.00
Net ratio of expenses to average net assets (%) (f)	0.96	(e)	0.95	0.96	0.98	0.98	0.98
Ratio of net investment income (loss) to average net assets (%)	(0.28	) (e)	(0.33)	(0.65)	(0.35)	(0.27)	(0.33)
Portfolio turnover rate (%)	35	(d)	47	55	64	60	44
Net assets, end of period (in millions)	$141.5		$128.2	$188.7	$188.5	$164.6	$144.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$20.08		$42.10	$42.64	$36.68	$31.71	$37.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.05)	(0.21)	(0.07)	(0.04)	(0.06)
Net realized and unrealized gain (loss)	2.89		(12.24)	5.93	10.24	10.05	(1.57)

Total income (loss) from investment operations	2.88		(12.29)	5.72	10.17	10.01	(1.63)

Less Distributions
Distributions from net realized capital gains	0.00		(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	0.00		(0.01)	0.00	0.00	0.00	0.00

Total distributions	0.00		(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$22.96		$20.08	$42.10	$42.64	$36.68	$31.71

Total Return (%) (c)	14.34	(d)	(28.21)	14.54	31.59	33.01	(5.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(e)	0.85	0.83	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (f)	0.81	(e)	0.80	0.81	0.83	0.83	0.83
Ratio of net investment income (loss) to average net assets (%)	(0.13	) (e)	(0.18)	(0.50)	(0.20)	(0.12)	(0.18)
Portfolio turnover rate (%)	35	(d)	47	55	64	60	44
Net assets, end of period (in millions)	$73.8		$67.9	$103.7	$99.8	$85.6	$74.2

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$19.73		$41.63	$42.25	$36.40	$31.52	$37.50

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.06)	(0.23)	(0.09)	(0.06)	(0.08)
Net realized and unrealized gain (loss)	2.84		(12.11)	5.87	10.15	9.98	(1.55)

Total income (loss) from investment operations	2.82		(12.17)	5.64	10.06	9.92	(1.63)

Less Distributions
Distributions from net realized capital gains	0.00		(9.72)	(6.26)	(4.21)	(5.04)	(4.35)
Distributions from return of capital	0.00		(0.01)	0.00	0.00	0.00	0.00

Total distributions	0.00		(9.73)	(6.26)	(4.21)	(5.04)	(4.35)

Net Asset Value, End of Period	$22.55		$19.73	$41.63	$42.25	$36.40	$31.52

Total Return (%) (c)	14.29	(d)	(28.25)	14.48	31.53	32.92	(5.79)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.91	(e)	0.90	0.88	0.90	0.90	0.90
Net ratio of expenses to average net assets (%) (f)	0.86	(e)	0.85	0.86	0.88	0.88	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.18	) (e)	(0.23)	(0.55)	(0.25)	(0.17)	(0.23)
Portfolio turnover rate (%)	35	(d)	47	55	64	60	44
Net assets, end of period (in millions)	$7.3		$7.0	$11.0	$11.4	$10.0	$8.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Frontier Mid Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $8,071,426. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $91,082,011. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

BHFTII-15

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-16

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$354,521,607	$0	$403,474,732

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,657,424	0.750%	Of the first $500 million
	0.700%	Of the next $500 million
	0.650%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Frontier Capital Management Company, LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	On the first $500 million
0.025%	Over $850 million and less than $1 billion
(0.025)%	Over $1 billion and less than $1.15 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,217,511,189

Gross unrealized appreciation	163,942,707
Gross unrealized (depreciation)	(60,916,177)

Net unrealized appreciation (depreciation)	$103,026,530

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$54,868,580	$—	$269,291,756	$195,891,781	$347,317	$—	$324,507,653	$195,891,781

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$(48,338,139)	$(37,865,537)	$(86,203,676)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $37,865,537.

BHFTII-18

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Frontier Mid Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Jennison Growth Portfolio returned 36.47%, 36.36%, and 36.50%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 29.02%.

MARKET ENVIRONMENT / CONDITIONS

Equities rose strongly in the first half of 2023, led by gains in growth stocks, especially technology companies.

Investor expectations for the markets and the economy were mixed at the start of the year. Since the U.S. Federal Reserve’s (the “Fed”) hiking cycle began in March 2022, the federal funds rate rose from the 0.25%—0.50% range to the 4.75%—5.00% range, reflecting the Fed’s urgency to reestablish price stability. Companies took aggressive steps on cost rationalization, expecting a more challenging environment ahead. Headcount reductions featured prominently in these plans and began to impact hiring in sectors beyond technology. The first months of the year, however, delivered a better-than-feared outcome. The labor market continued to show strength, with wage growth supporting consumer spending. Commodity prices declined, supply chain pressures eased, and freight costs fell. The Fed moderated the pace of monetary tightening with 25 basis point hikes in February and March.

The Fed announced a pause in its policy tightening in June. Commentary from Federal Open Market Committee members emphasized the need to remain vigilant in the ongoing process of fighting inflation. At the same time, they acknowledged the diminishing pace of gains in the headline inflation rate year over year, coupled with the lagging effects of rate increases of the past 12 months that had yet to fully reveal themselves.

The Russell 1000 Growth Index (the “Index”) posted significant gains in the first six months of 2023. Among the benchmark’s largest sectors, Information Technology (“IT”), Communication Services, and Consumer Discretionary outperformed the broad index. Meanwhile, the overall performance of Healthcare and Industrials, while positive, lagged the overall benchmark significantly. The Energy sector saw the largest decline over the period, with Utilities and Real Estate also producing negative results.

Interest in artificial intelligence (“AI”), catalyzed by the launch of ChatGPT in late November of last year, continued to grow through the first half of 2023. Investors expressed greatest enthusiasm for companies that supply the foundational components to design, build, and run AI and machine-learning capabilities. AI offers the potential for transformative technological change, but investors remain divided about who has the most to gain and lose from the application of these new technologies across companies and industries.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio outperformed the Index for the first half of the 2023, driven by stock selection in IT, and an overweight to Consumer Discretionary and Industrials. The rebound in stock prices of select technology companies reflected both the depressed nature of valuations when the year began and the first signs of upgrades to near- and medium-term revenue and profit expectations from company management teams. Another driver of share prices for the period was investor interest in AI, especially select semiconductor and software companies.

Many of the largest and longest held companies in the Portfolio made initial product announcements incorporating AI capabilities (e.g., Microsoft, Salesforce.com, and Adobe). Others, such as Nvidia and Advanced Micro Devices, are providing the advanced semiconductors required to enable these AI technologies. Nvidia reported substantially better-than-expected results in late May and guided to an increase for sales growth in the current quarter, far ahead of expectations. We believe Nvidia’s graphical processing units are best suited for the training of models used in generative AI as well as the inferencing abilities that the models, once trained, can deliver. In addition, we believe Advanced Micro Devices has an opportunity to become an alternative silicon provider in AI applications, albeit with performance that has yet to fully prove itself in the most advanced settings such as datacenters. The company is currently working with customers on required software development to help achieve these objectives. We are encouraged by their early success in the enterprise market.

The Portfolio also benefited from its position in Tesla, which rose after a slate of positive news in 2023, including strong April deliveries (benefiting from price cuts, higher demand, and increased capacity from new plants in Germany and Texas) and continued progress on their new Gen III platform. The company also achieved a significant breakthrough in its efforts to unify the electric vehicle industry around a common charging network infrastructure with the announcement that Ford, General Motors, and Rivian would adopt plug-in compatibility with Tesla’s North American charging network. While the short-term impact will be small, this should provide a steady, and growing, source of revenue over time.

Detractors from the Portfolio over the past six months included holdings across a range of sectors and reflected mostly idiosyncratic factors.

Apple and Microsoft outperformed the Index during the period. Apple continued to demonstrate the power of its ecosystem, and Microsoft gained share across multiple product lines. Apple and Microsoft, together, represented about 25% of the benchmark as of the end of June. Both companies are top-ten positions in the Portfolio, reflecting our high conviction in their prospects. However, due to guidelines and fiduciary responsibilities, we hold them at lower-than-benchmark weights, which hindered relative performance.

BHFTII-1

Brighthouse Funds Trust II

Jennison Growth Portfolio

Managed by Jennison Associates LLC

Portfolio Manager Commentary*—(Continued)

Conflicting signals on end-market demand and the expectation of an economic slowdown challenged the share prices of several of our retail holdings. In some cases, there are ongoing normalizations in sales trends following the COVID-19 pandemic (Costco, Home Depot, and Ulta Beauty). We believe these best-in-class retailers are well positioned to manage slowing trends and should continue to take market share while reinvesting in their business for future growth once the environment normalizes.

Our Portfolio positioning reflects our goal of identfying exceptional companies with sustainable competitive advantages that we believe can create long-term growth in economic value and generate superior returns. Sector weights are a by-product of our research-based stock selection. As of June 30, 2023, the Portfolio was overweight Consumer Discretionary and slightly underweight IT relative to the Index.

Kathleen A. McCarragher

Michael A. Del Balso

Blair A. Boyer

Natasha Kuhlkin

Portfolio Managers

Jennison Associates LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Jennison Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Jennison Growth Portfolio
Class A	36.47	31.68	12.78	15.60
Class B	36.36	31.49	12.51	15.32
Class E	36.50	31.61	12.62	15.44
Russell 1000 Growth Index	29.02	27.11	15.14	15.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
NVIDIA Corp.	7.8
Microsoft Corp.	7.8
Apple, Inc.	7.6
Amazon.com, Inc.	5.8
Tesla, Inc.	5.0
Eli Lilly and Co.	3.2
Visa, Inc. - Class A	3.1
Advanced Micro Devices, Inc.	3.0
Alphabet, Inc.- Class C	2.6
Alphabet, Inc.- Class A	2.6

Top Sectors

% of Net Assets
Information Technology	39.1
Consumer Discretionary	24.7
Health Care	11.3
Communication Services	9.7
Financials	8.7
Consumer Staples	3.1
Industrials	2.1
Real Estate	1.0

BHFTII-3

Brighthouse Funds Trust II

Jennison Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Jennison Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.55%	$1,000.00	$1,364.70	$3.22
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,363.60	$4.69
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,365.00	$4.10
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.0% of Net Assets

Security Description	Shares	Value

Automobile Components—0.3%
Mobileye Global, Inc.- Class A (a) (b)	178,817	$6,870,149

Automobiles—4.9%
Tesla, Inc. (a) (b)	496,142	129,875,091

Biotechnology—1.0%
Vertex Pharmaceuticals, Inc. (a)	75,047	26,409,790

Broadline Retail—7.7%
Amazon.com, Inc. (a)	1,174,945	153,165,830
MercadoLibre, Inc. (a)	41,763	49,472,450

		202,638,280

Capital Markets—1.7%
Goldman Sachs Group, Inc. (The)	60,818	19,616,238
Moody’s Corp.	33,139	11,523,093
S&P Global, Inc.	34,094	13,667,944

		44,807,275

Consumer Finance—0.5%
American Express Co.	72,595	12,646,049

Consumer Staples Distribution & Retail—2.0%
Costco Wholesale Corp.	96,281	51,835,765

Entertainment—1.4%
Netflix, Inc. (a)	85,900	37,838,091

Financial Services—6.5%
Adyen NV (a)	16,380	28,380,226
MasterCard, Inc. - Class A	160,150	62,986,995
Visa, Inc. - Class A (b)	337,259	80,092,267

		171,459,488

Ground Transportation—2.1%
Uber Technologies, Inc. (a)	1,253,510	54,114,027

Health Care Equipment & Supplies—2.3%
DexCom, Inc. (a) (b)	206,445	26,530,247
Intuitive Surgical, Inc. (a)	95,625	32,698,012

		59,228,259

Health Care Providers & Services—1.7%
UnitedHealth Group, Inc.	94,383	45,364,245

Hotels, Restaurants & Leisure—2.4%
Airbnb, Inc. - Class A (a) (b)	208,213	26,684,578
Chipotle Mexican Grill, Inc. (a)	7,851	16,793,289
Marriott International, Inc. - Class A	101,255	18,599,531

		62,077,398

Interactive Media & Services—7.7%
Alphabet, Inc. - Class A (a)	564,111	67,524,087
Alphabet, Inc. - Class C (a)	562,387	68,031,955
Meta Platforms, Inc. - Class A (a)	234,637	67,336,126

		202,892,168

IT Services—1.9%
MongoDB, Inc. (a) (b)	47,844	19,663,406
Snowflake, Inc. - Class A (a) (b)	169,805	29,882,284

		49,545,690

Media—0.6%
Trade Desk, Inc. (The) - Class A (a) (b)	191,801	14,810,873

Personal Care Products—1.1%
L’Oreal S.A.	64,801	30,241,173

Pharmaceuticals—6.4%
AstraZeneca plc (ADR)	468,268	33,513,941
Eli Lilly and Co.	179,988	84,410,772
Novo Nordisk A/S (ADR)	301,207	48,744,329

		166,669,042

Semiconductors & Semiconductor Equipment—14.6%
Advanced Micro Devices, Inc. (a)	694,545	79,115,621
ASML Holding NV	31,480	22,815,130
Broadcom, Inc.	72,902	63,237,382
Micron Technology, Inc.	174,876	11,036,424
NVIDIA Corp.	486,377	205,747,199

		381,951,756

Software—15.0%
Adobe, Inc. (a)	130,502	63,814,173
Cadence Design Systems, Inc. (a)	112,016	26,269,992
Crowdstrike Holdings, Inc. - Class A (a) (b)	118,934	17,467,837
Microsoft Corp.	602,388	205,137,210
Salesforce, Inc. (a)	248,836	52,569,093
ServiceNow, Inc. (a)	51,197	28,771,178

		394,029,483

Specialized REITs—1.0%
American Tower Corp.	131,165	25,438,140

Specialty Retail—3.6%
Home Depot, Inc. (The)	75,729	23,524,457
O’Reilly Automotive, Inc. (a)	28,305	27,039,766
TJX Cos., Inc. (The)	320,105	27,141,703
Ulta Beauty, Inc. (a)	35,766	16,831,301

		94,537,227

Technology Hardware, Storage & Peripherals—7.6%
Apple, Inc.	1,031,772	200,132,815

Textiles, Apparel & Luxury Goods—5.0%
Lululemon Athletica, Inc. (a)	116,938	44,261,033
LVMH Moet Hennessy Louis Vuitton SE	66,985	63,215,476
NIKE, Inc. - Class B	219,343	24,208,887

		131,685,396

Total Common Stocks (Cost $1,465,075,909)		2,597,097,670

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Preferred Stock—0.8%

Security Description	Shares/ Principal Amount*	Value

Automobiles—0.8%
Dr. Ing HC F Porsche AG (a) (Cost $16,296,280)	173,140	$21,489,310

Securities Lending Reinvestments (c)—4.2%

Certificates of Deposit—1.7%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (d)	3,000,000	3,005,286
BNP Paribas S.A. 5.260%, SOFR + 0.200%, 09/18/23 (d)	4,000,000	4,000,000
5.310%, SOFR + 0.250%, 09/08/23 (d)	2,000,000	2,000,000
5.510%, SOFR + 0.450%, 10/10/23 (d)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	4,000,000	4,001,028
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	3,000,000	2,997,843
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/18/23	1,000,000	992,800
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	3,000,000	3,000,096
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (d)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (d)	2,000,000	1,999,784
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (d)	3,000,000	3,000,465
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (d)	2,000,000	2,000,054
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	3,000,000	3,000,063
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/08/23	1,000,000	989,530
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (d)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (d)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	2,000,000	2,000,286

		44,984,639

Commercial Paper—0.4%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (d)	3,000,000	3,001,419
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (d)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	2,000,000	2,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		9,986,467

Repurchase Agreements—1.7%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $17,356,699; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $17,696,388.	17,349,398	17,349,398
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $6,174,220; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $7,807,690; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $7,992,761.	7,800,000	7,800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $10,010,111; collateralized by various Common Stock with an aggregate market value of $11,159,188.	10,000,000	10,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $5,025,715; collateralized by various Common Stock with an aggregate market value of $5,556,370.	5,000,000	5,000,000

		46,149,398

Time Deposits—0.3%
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000

		7,000,000

Mutual Funds—0.1%
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	2,000,000	2,000,000

Total Securities Lending Reinvestments (Cost $110,115,573)		110,120,504

Total Investments - 104.0% (Cost $1,591,487,762)		2,728,707,484
Other assets and liabilities (net) - (4.0)%		(105,610,240)

Net Assets—100.0%		$2,623,097,244

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $138,122,048 and the collateral received consisted of cash in the amount of $110,080,334 and non-cash collateral with a value of $29,068,917. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobile Components	$6,870,149	$—	$—	$6,870,149
Automobiles	129,875,091	—	—	129,875,091
Biotechnology	26,409,790	—	—	26,409,790
Broadline Retail	202,638,280	—	—	202,638,280
Capital Markets	44,807,275	—	—	44,807,275
Consumer Finance	12,646,049	—	—	12,646,049
Consumer Staples Distribution & Retail	51,835,765	—	—	51,835,765
Entertainment	37,838,091	—	—	37,838,091
Financial Services	143,079,262	28,380,226	—	171,459,488
Ground Transportation	54,114,027	—	—	54,114,027
Health Care Equipment & Supplies	59,228,259	—	—	59,228,259
Health Care Providers & Services	45,364,245	—	—	45,364,245
Hotels, Restaurants & Leisure	62,077,398	—	—	62,077,398
Interactive Media & Services	202,892,168	—	—	202,892,168
IT Services	49,545,690	—	—	49,545,690
Media	14,810,873	—	—	14,810,873
Personal Care Products	—	30,241,173	—	30,241,173

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Jennison Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Pharmaceuticals	$166,669,042	$—	$—	$166,669,042
Semiconductors & Semiconductor Equipment	381,951,756	—	—	381,951,756
Software	394,029,483	—	—	394,029,483
Specialized REITs	25,438,140	—	—	25,438,140
Specialty Retail	94,537,227	—	—	94,537,227
Technology Hardware, Storage & Peripherals	200,132,815	—	—	200,132,815
Textiles, Apparel & Luxury Goods	68,469,920	63,215,476	—	131,685,396
Total Common Stocks	2,475,260,795	121,836,875	—	2,597,097,670
Total Preferred Stock*	—	21,489,310	—	21,489,310
Securities Lending Reinvestments
Certificates of Deposit	—	44,984,639	—	44,984,639
Commercial Paper	—	9,986,467	—	9,986,467
Repurchase Agreements	—	46,149,398	—	46,149,398
Time Deposits	—	7,000,000	—	7,000,000
Mutual Funds	2,000,000	—	—	2,000,000
Total Securities Lending Reinvestments	2,000,000	108,120,504	—	110,120,504
Total Investments	$2,477,260,795	$251,446,689	$—	$2,728,707,484

Collateral for Securities Loaned (Liability)	$—	$(110,080,334)	$—	$(110,080,334)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,728,707,484
Cash denominated in foreign currencies (c)	69,648
Receivable for:
Investments sold	13,683,957
Fund shares sold	765,153
Dividends	704,167
Prepaid expenses	21,467

Total Assets	2,743,951,876

Liabilities
Due to custodian	662,297
Collateral for securities loaned	110,080,334
Payables for:
Investments purchased	5,633,449
Fund shares redeemed	2,784,335
Accrued Expenses:
Management fees	1,110,813
Distribution and service fees	197,224
Deferred trustees’ fees	197,240
Other expenses	188,940

Total Liabilities	120,854,632

Net Assets	$2,623,097,244

Net Assets Consist of:
Paid in surplus	$1,409,289,973
Distributable earnings (Accumulated losses)	1,213,807,271

Net Assets	$2,623,097,244

Net Assets
Class A	$1,642,315,414
Class B	968,102,164
Class E	12,679,666
Capital Shares Outstanding*
Class A	128,667,014
Class B	79,690,235
Class E	1,015,318
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$12.76
Class B	12.15
Class E	12.49

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,591,487,762.
(b)	Includes securities loaned at value of $138,122,048.
(c)	Identified cost of cash denominated in foreign currencies was $71,191.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$7,550,124
Interest	96,662
Securities lending income	171,401

Total investment income	7,818,187

Expenses
Management fees	7,165,431
Administration fees	50,420
Custodian and accounting fees	62,587
Distribution and service fees—Class B	1,083,576
Distribution and service fees—Class E	8,325
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	36,535
Insurance	9,432
Miscellaneous	12,639

Total expenses	8,491,212
Less management fee waiver	(944,870)
Less broker commission recapture	(23,187)

Net expenses	7,523,155

Net Investment Income	295,032

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	143,925,085
Foreign currency transactions	(24,517)

Net realized gain (loss)	143,900,568

Net change in unrealized appreciation (depreciation) on:
Investments	596,188,461
Foreign currency transactions	8,088

Net change in unrealized appreciation (depreciation)	596,196,549

Net realized and unrealized gain (loss)	740,097,117

Net Increase (Decrease) in Net Assets From Operations	$740,392,149

(a)	Net of foreign withholding taxes of $226,403.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Jennison Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$295,032	$(2,772,308)
Net realized gain (loss)	143,900,568	(66,509,597)
Net change in unrealized appreciation (depreciation)	596,196,549	(1,252,250,509)

Increase (decrease) in net assets from operations	740,392,149	(1,321,532,414)

From Distributions to Shareholders
Class A	0	(366,175,729)
Class B	0	(224,849,934)
Class E	0	(2,956,177)
From return of capital
Class A	0	(260,512)
Class B	0	(159,967)
Class E	0	(2,103)

Total distributions	0	(594,404,422)

Increase (decrease) in net assets from capital share transactions	(199,069,182)	622,794,342

Total increase (decrease) in net assets	541,322,967	(1,293,142,494)
Net Assets
Beginning of period	2,081,774,277	3,374,916,771

End of period	$2,623,097,244	$2,081,774,277

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	4,999,071	$52,011,358	9,227,530	$135,251,837
Reinvestments	0	0	37,699,202	366,436,241
Redemptions	(15,428,303)	(175,753,202)	(7,888,307)	(101,656,550)

Net increase (decrease)	(10,429,232)	$(123,741,844)	39,038,425	$400,031,528

Class B
Sales	1,774,748	$18,202,393	8,202,850	$103,968,558
Reinvestments	0	0	24,246,757	225,009,901
Redemptions	(8,708,034)	(92,826,319)	(8,805,623)	(107,294,154)

Net increase (decrease)	(6,933,286)	$(74,623,926)	23,643,984	$221,684,305

Class E
Sales	76,759	$871,083	77,917	$949,398
Reinvestments	0	0	310,418	2,958,280
Redemptions	(143,658)	(1,574,495)	(219,981)	(2,829,169)

Net increase (decrease)	(66,899)	$(703,412)	168,354	$1,078,509

Increase (decrease) derived from capital shares transactions		$(199,069,182)		$622,794,342

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$9.35		$20.85		$22.63	$16.32		$14.50	$16.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.00	)(b)	(0.06)	(0.01)		0.04	0.07
Net realized and unrealized gain (loss)	3.40		(7.97)		3.29	8.49		4.38	0.35

Total income (loss) from investment operations	3.41		(7.97)		3.23	8.48		4.42	0.42

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.04)		(0.08)	(0.06)
Distributions from net realized capital gains	0.00		(3.53)		(5.01)	(2.13)		(2.52)	(2.71)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00		0.00	0.00

Total distributions	0.00		(3.53)		(5.01)	(2.17)		(2.60)	(2.77)

Net Asset Value, End of Period	$12.76		$9.35		$20.85	$22.63		$16.32	$14.50

Total Return (%) (d)	36.47	(e)	(38.87)		17.17	56.80		32.83	0.35

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.63	(f)	0.62		0.61	0.62		0.62	0.62
Net ratio of expenses to average net assets (%) (g)	0.55	(f)	0.54		0.53	0.54		0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	0.12	(f)	(0.02)		(0.26)	(0.04)		0.25	0.44
Portfolio turnover rate (%)	20	(e)	19		23	34		25	26
Net assets, end of period (in millions)	$1,642.3		$1,300.2		$2,086.0	$2,134.3		$1,864.7	$1,625.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$8.91		$20.17		$22.09	$15.98		$14.24	$16.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.03)		(0.11)	(0.05)		0.00 (b)	0.03
Net realized and unrealized gain (loss)	3.25		(7.70)		3.20	8.29		4.29	0.35

Total income (loss) from investment operations	3.24		(7.73)		3.09	8.24		4.29	0.38

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.00	)(h)	(0.03)	(0.02)
Distributions from net realized capital gains	0.00		(3.53)		(5.01)	(2.13)		(2.52)	(2.71)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00		0.00	0.00

Total distributions	0.00		(3.53)		(5.01)	(2.13)		(2.55)	(2.73)

Net Asset Value, End of Period	$12.15		$8.91		$20.17	$22.09		$15.98	$14.24

Total Return (%) (d)	36.36	(e)	(39.02)		16.91	56.37		32.49	0.11

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.88	(f)	0.87		0.86	0.87		0.87	0.87
Net ratio of expenses to average net assets (%) (g)	0.80	(f)	0.79		0.78	0.79		0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	(0.13)	(f)	(0.27)		(0.51)	(0.29)		0.00 (i)	0.19
Portfolio turnover rate (%)	20	(e)	19		23	34		25	26
Net assets, end of period (in millions)	$968.1		$771.6		$1,270.2	$1,226.6		$921.5	$788.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Jennison Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.15		$20.55		$22.40	$16.17	$14.39	$16.74

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(b)	(0.02)		(0.09)	(0.04)	0.02	0.05
Net realized and unrealized gain (loss)	3.34		(7.85)		3.25	8.42	4.33	0.35

Total income (loss) from investment operations	3.34		(7.87)		3.16	8.38	4.35	0.40

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.02)	(0.05)	(0.04)
Distributions from net realized capital gains	0.00		(3.53)		(5.01)	(2.13)	(2.52)	(2.71)
Distributions from return of capital	0.00		(0.00	)(c)	0.00	0.00	0.00	0.00

Total distributions	0.00		(3.53)		(5.01)	(2.15)	(2.57)	(2.75)

Net Asset Value, End of Period	$12.49		$9.15		$20.55	$22.40	$16.17	$14.39

Total Return (%) (d)	36.50	(e)	(38.98)		17.00	56.60	32.56	0.22

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.78	(f)	0.77		0.76	0.77	0.77	0.77
Net ratio of expenses to average net assets (%) (g)	0.70	(f)	0.69		0.68	0.69	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	(0.03)	(f)	(0.17)		(0.41)	(0.19)	0.10	0.28
Portfolio turnover rate (%)	20	(e)	19		23	34	25	26
Net assets, end of period (in millions)	$12.7		$9.9		$18.8	$20.6	$14.4	$12.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Net investment income (loss) was less than $0.01.
(c)	Distributions from return of capital were less than $0.01.
(d)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(e)	Periods less than one year are not computed on an annualized basis.
(f)	Computed on an annualized basis.
(g)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(h)	Distributions from net investment income were less than $0.01.
(i)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Jennison Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No

BHFTII-14

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $662,297 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $46,149,398, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-15

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the

BHFTII-16

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$468,778,242	$0	$603,701,725

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average daily net assets
$7,165,431	0.700%	Of the first $200 million
	0.650%	Of the next $300 million
	0.600%	Of the next $1.5 billion
	0.550%	On amounts in excess of $2 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Jennison Associates LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average daily net assets
0.100%	Of the first $200 million
0.050%	On the next $800 million
0.100%	On the next $1 billion
0.080%	On amounts in excess of $2 billion

BHFTII-17

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees – The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,592,855,894

Gross unrealized appreciation	1,185,645,334
Gross unrealized (depreciation)	(49,793,744)

Net unrealized appreciation (depreciation)	$1,135,851,590

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$—	$—	$593,981,840	$719,352,953	$422,582	$—	$594,404,422	$719,352,953

BHFTII-18

Brighthouse Funds Trust II

Jennison Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$539,651,681	$(66,040,593)	$473,611,088

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $63,015,896 and accumulated long-term capital losses of $3,024,697.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Jennison Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Loomis Sayles Small Cap Core Portfolio returned 9.51%, 9.38%, and 9.43%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 8.09%.

MARKET ENVIRONMENT / CONDITIONS

For the first six months of the year, the U.S. equity market posted positive returns within the context of a broad-based, favorable performance across all market cap ranges and investment styles. Stocks began the year with a strong advance, driven by moderating inflation measures, speculation the U.S. Federal Reserve (the “Fed”) would soon pause or pivot from its aggressive rate increases, and growing optimism the U.S. economy could avert a recession. By March, however, a consequence of the massive monetary stimulus in the wake of COVID-19 followed by rapid Fed tightening became evident, sudden weakness emerged in the deposit and asset base of many regional banks causing equity markets to decline as investors assessed the implications of a crisis of confidence in the Banking sector. Once those fears subsided, focus shifted to a growing expectation the U.S. economy would accomplish a “soft landing”, a cyclical slowdown in economic growth that avoids recession, as prior economic stimulus measures were withdrawn, moving the market higher again. At the same time, the “emergence” of generative artificial intelligence (“AI”) created a renewed investor urgency to participate in transformational technological advances. As a result, market leadership was clearly with large cap growth stocks, augmented by outsized gains in several well-known, mega caps in information technology or technology-enabled businesses. In contrast, small cap value performance, while positive, was one of the weaker performing market segments as a larger concentration of bank stocks and real estate equities weighed down index returns.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Core Portfolio outperformed the return of the Russell 2000 Index during the six months ended June 30, 2023. Early in the year, the Portfolio’s return was behind the benchmark as the strong market rally was driven by smaller and lower quality stocks. As the first quarter progressed, the market shifted toward higher quality leadership, especially in the face of the regional banking crisis, which was positive for relative performance. During the second quarter, relative performance moved steadily higher with both sector weighting and stock selection adding value. The net effect of these contrasting market environments was overall outperformance for the period. Sector allocation effects aided relative return as our long-term, fundamental approach and valuation work led us to overweight stocks in top performing index sectors including Information Technology (“IT”) and Industrials, while underweighting underperforming index sectors such as Financials, Utilities and Real Estate. Stock selection measures were also positive, with notable contributions from the Consumer Staples, Energy, IT and Financials sectors which was somewhat offset by lagging selection within the Industrials, Materials and Health Care sectors. Given the turmoil within regional banks, Financials was the worst performing index sector. However, our underweight to the sector, combined with our higher quality positions within banks contributed a fair amount of the total excess return for the period.

The Portfolio’s top individual contributors included investment technology stocks Rambus and Super Micro Computer. Rambus develops and designs semiconductors and maintains intellectual property for high-speed component-to-component interface technology, with data centers an example of a large end market. The company’s products facilitate high speed communication between memory and microprocessors and the shares increased as the latest generation processors from Intel and AMD usher in the era of the next generation of memory storage. Super Micro is a vertically integrated supplier of servers for data centers and cloud computing, as well as related accessories including cables and power supplies. Being vertically integrated provides certain competitive advantages, establishing Super Micro as a low-cost provider and allowing the company to provide custom designs and configurations at a reduced time to market. We believe the break-out performance was driven by the seemingly sudden emergence of AI and ChatGPT, and investors sought out those companies providing enabling technology, such as Super Micro.

The largest detractors to performance on a security level were Concentrix Corp. and Ameris Bancorp. Concentrix offers customer experience and customer support solutions to large enterprises worldwide. The company helps clients maintain a consistent brand experience across communication channels including voice, chat, email, social media, text message, and custom applications. The stock declined as a large customer paused a major program, and the stock’s valuation was reduced as investors digested the impact of generative AI on the information technology service industry. Ameris Bancorp is a regional bank based in Georgia. Regional bank stocks were hurt during March after the failure of several banks as investors feared a contagion effect of deposit outflows and tightening credit availability. We note the company has a very granular loan and deposit base without the concentration of more troubled banks, and very strong capital levels in our view. There was no change in our position in Ameris.

During the period, we added new stocks with attractive investment potential and eliminated holdings where the valuation has exceeded our target levels or where fundamentals no longer fit our investment thesis. New positions included Moog (an industrial motion control company serving the aircraft and industrial machinery industries), Tidewater (U.S. based owner and operator of one of the largest fleets of Offshore Support Vessels in the global offshore energy industry) and Crane NXT (post spin the company provides cash and coin acceptor technology in addition to providing paper, printing, and security for domestic and international currencies).

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

Positions eliminated included two banks, CVB Financial (community bank in southern California with slowing loan growth and rising cost of deposits) and Atlantic Union Bankshares (regional bank in Virginia facing net interest margin pressure with a premium stock valuation), and Charles River Laboratories (non-clinical health care contract research organization facing new fundamental challenges and a market cap outside our preferred range).

As of June 30, 2023, the Portfolio continued to be positioned in the larger capitalization range of the small cap universe with a focus on companies with quality balance sheets, solid fundamental execution while selling at reasonable valuations. Sector weight changes during the period reflected both our repositioning within the Portfolio as well as market impacts. The Portfolio has representation in all market sectors, with overweight positions in the Industrials, Energy and Consumer Staples sectors while underweight to the Real Estate, Utilities, Financials, Consumer Discretionary, Health Care and Materials sectors relative to the Russell 2000 Index.

Mark Burns

John Slavik

Joe Gatz

Jeff Schwatz

Portfolio Managers

Loomis, Sayles & Company, L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Core Portfolio
Class A	9.51	19.29	6.11	9.08
Class B	9.38	18.99	5.85	8.80
Class E	9.43	19.11	5.96	8.91
Russell 2000 Index	8.09	12.31	4.21	8.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Weatherford International plc	1.8
Rambus, Inc.	1.5
Clean Harbors, Inc.	1.3
BellRing Brands, Inc.	1.3
Noble Corp. plc	1.3
Arcosa, Inc.	1.2
Vontier Corp.	1.2
Option Care Health, Inc.	1.2
Tenet Healthcare Corp.	1.2
Northern Oil and Gas, Inc.	1.1

Top Sectors

% of Net Assets
Industrials	24.6
Health Care	15.4
Financials	13.3
Information Technology	12.6
Energy	9.0
Consumer Discretionary	8.9
Consumer Staples	4.6
Materials	3.3
Real Estate	2.8
Communication Services	2.1

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Core Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.89%	$1,000.00	$1,095.10	$4.62
	Hypothetical*	0.89%	$1,000.00	$1,020.38	$4.46

Class B (a)	Actual	1.14%	$1,000.00	$1,093.80	$5.92
	Hypothetical*	1.14%	$1,000.00	$1,019.14	$5.71

Class E (a)	Actual	1.04%	$1,000.00	$1,094.30	$5.40
	Hypothetical*	1.04%	$1,000.00	$1,019.64	$5.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—97.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—3.3%
AAR Corp. (a)	14,164	$818,112
Hexcel Corp.	16,790	1,276,376
Leonardo DRS, Inc. (a) (b)	218,405	3,787,143
Moog, Inc. - Class A	34,935	3,788,002
V2X, Inc. (a) (b)	49,236	2,440,136

		12,109,769

Automobile Components—1.0%
Dorman Products, Inc. (a)	9,573	754,640
Gentherm, Inc. (a)	14,353	811,088
LCI Industries	10,801	1,364,814
Patrick Industries, Inc.	11,349	907,920

		3,838,462

Banks—7.2%
Ameris Bancorp	66,238	2,266,002
Axos Financial, Inc. (a)	29,380	1,158,747
Bancorp, Inc. (The) (a)	28,030	915,179
Cadence Bank	102,092	2,005,087
Home BancShares, Inc.	140,402	3,201,166
OceanFirst Financial Corp.	148,501	2,319,586
Pinnacle Financial Partners, Inc.	37,265	2,111,062
Popular, Inc.	41,850	2,532,762
Prosperity Bancshares, Inc.	41,918	2,367,529
SouthState Corp.	36,037	2,371,235
Wintrust Financial Corp.	45,830	3,328,174
WSFS Financial Corp.	53,803	2,029,449

		26,605,978

Beverages—0.1%
Vita Coco Co., Inc. (The) (a)	17,229	462,943

Biotechnology—2.7%
Alkermes plc (a)	69,272	2,168,214
Inhibrx, Inc. (a)	26,778	695,157
Insmed, Inc. (a)	37,531	791,904
PTC Therapeutics, Inc. (a)	16,154	656,983
Replimune Group, Inc. (a)	27,616	641,244
United Therapeutics Corp. (a)	12,725	2,809,044
Vericel Corp. (a)	28,244	1,061,127
Xencor, Inc. (a)	24,454	610,616
Xenon Pharmaceuticals, Inc. (a)	17,527	674,789

		10,109,078

Building Products—2.9%
Azek Co., Inc. (The) (a)	31,043	940,292
Griffon Corp.	50,320	2,027,896
Janus International Group Inc. (a)	172,577	1,839,671
Quanex Building Products Corp.	92,117	2,473,341
UFP Industries, Inc.	34,713	3,368,897

		10,650,097

Capital Markets—1.3%
Focus Financial Partners, Inc. - Class A (a)	9,593	503,728
Hamilton Lane, Inc. - Class A	14,450	1,155,711

Capital Markets—(Continued)
PJT Partners, Inc. - Class A	13,387	$932,271
Stifel Financial Corp.	37,903	2,261,672

		4,853,382

Chemicals—2.4%
Ashland, Inc.	20,758	1,804,078
Cabot Corp.	40,908	2,736,336
Ecovyst, Inc. (a)	216,145	2,477,022
LSB Industries, Inc. (a)	177,057	1,744,011

		8,761,447

Commercial Services & Supplies—2.3%
Casella Waste Systems, Inc. - Class A (a)	18,510	1,674,229
Clean Harbors, Inc. (a)	28,913	4,754,165
Driven Brands Holdings, Inc. (a)	27,962	756,652
VSE Corp.	22,816	1,247,807

		8,432,853

Communications Equipment—0.8%
Calix, Inc. (a)	18,949	945,744
Viavi Solutions, Inc. (a)	192,881	2,185,342

		3,131,086

Construction & Engineering—2.4%
AECOM	15,897	1,346,317
Arcosa, Inc.	58,589	4,439,288
MDU Resources Group, Inc.	98,621	2,065,124
WillScot Mobile Mini Holdings Corp. (a)	23,073	1,102,659

		8,953,388

Construction Materials—0.6%
Knife River Corp. (a)	49,611	2,158,079

Consumer Staples Distribution & Retail—0.7%
Andersons, Inc. (The)	55,634	2,567,509

Diversified Consumer Services—0.2%
Grand Canyon Education, Inc. (a)	6,371	657,551

Electric Utilities—0.5%
ALLETE, Inc.	33,428	1,937,821

Electrical Equipment—0.7%
Atkore, Inc. (a)	17,370	2,708,678

Electronic Equipment, Instruments & Components—5.8%
Advanced Energy Industries, Inc.	10,568	1,177,804
Itron, Inc. (a)	9,774	704,705
Kimball Electronics, Inc. (a)	73,011	2,017,294
Littelfuse, Inc.	6,391	1,861,762
Methode Electronics, Inc.	39,675	1,329,906
National Instruments Corp.	22,888	1,313,771
Novanta, Inc. (a)	8,091	1,489,553
Rogers Corp. (a)	12,249	1,983,481
TD SYNNEX Corp.	29,803	2,801,482

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—(Continued)
TTM Technologies, Inc. (a)	167,994	$2,335,117
Vontier Corp.	137,600	4,432,096

		21,446,971

Energy Equipment & Services—5.1%
Cactus, Inc. - Class A	26,411	1,117,713
ChampionX Corp.	82,665	2,565,922
Newpark Resources, Inc. (a)	163,790	856,622
Noble Corp. plc (a) (b)	112,521	4,648,242
Tidewater, Inc. (a)	54,156	3,002,409
Weatherford International plc (a)	99,566	6,613,174

		18,804,082

Entertainment—0.6%
Liberty Media Corp. Liberty Braves - Class C (a)	56,744	2,248,197

Financial Services—3.1%
Cannae Holdings, Inc. (a)	77,064	1,557,464
Euronet Worldwide, Inc. (a)	25,039	2,938,828
EVERTEC, Inc.	29,057	1,070,169
Federal Agricultural Mortgage Corp. - Class C	22,831	3,281,728
Flywire Corp. (a)	14,507	450,297
International Money Express, Inc. (a)	97,840	2,400,015

		11,698,501

Food Products—1.3%
Hostess Brands, Inc. (a)	25,388	642,824
J & J Snack Foods Corp.	8,603	1,362,371
Nomad Foods, Ltd. (a)	69,309	1,214,294
Simply Good Foods Co. (The) (a)	21,035	769,671
Sovos Brands, Inc. (a)	52,009	1,017,296

		5,006,456

Ground Transportation—0.2%
Marten Transport, Ltd.	37,644	809,346

Health Care Equipment & Supplies—5.9%
AtriCure, Inc. (a)	20,640	1,018,791
Axonics, Inc. (a)	20,169	1,017,930
CONMED Corp.	24,134	3,279,569
Embecta Corp.	37,405	807,948
Inmode, Ltd. (a) (b)	71,591	2,673,924
Inspire Medical Systems, Inc. (a) (b)	5,856	1,901,092
Lantheus Holdings, Inc. (a) (b)	48,565	4,075,575
LivaNova plc (a)	9,549	491,105
Merit Medical Systems, Inc. (a)	19,045	1,592,924
NuVasive, Inc. (a)	10,709	445,387
PROCEPT BioRobotics Corp. (a)	16,484	582,709
Treace Medical Concepts, Inc. (a)	28,747	735,348
UFP Technologies, Inc. (a)	17,693	3,429,788

		22,052,090

Health Care Providers & Services—3.6%
Acadia Healthcare Co., Inc. (a)	11,591	923,107
AMN Healthcare Services, Inc. (a)	16,202	1,767,962

Health Care Providers & Services—(Continued)
Ensign Group, Inc. (The)	12,030	1,148,384
Option Care Health, Inc. (a)	134,927	4,383,778
Progyny, Inc. (a)	22,071	868,273
Tenet Healthcare Corp. (a)	52,552	4,276,682

		13,368,186

Health Care Technology—0.9%
Evolent Health, Inc. - Class A (a)	36,399	1,102,890
Phreesia, Inc. (a)	21,236	658,528
Veradigm, Inc. (a)	116,812	1,471,831

		3,233,249

Hotels, Restaurants & Leisure—2.3%
Churchill Downs, Inc.	21,806	3,034,741
Life Time Group Holdings, Inc. (a)	56,790	1,117,059
Marriott Vacations Worldwide Corp.	17,598	2,159,627
Papa John’s International, Inc.	10,544	778,463
Texas Roadhouse, Inc.	12,074	1,355,669

		8,445,559

Household Durables—1.9%
Installed Building Products, Inc.	8,615	1,207,478
KB Home	51,453	2,660,635
Skyline Champion Corp. (a)	48,478	3,172,885

		7,040,998

Household Products—0.5%
Spectrum Brands Holdings, Inc.	25,106	1,959,523

Industrial REITs—0.8%
STAG Industrial, Inc.	79,648	2,857,770

Insurance—1.7%
BRP Group, Inc. - Class A (a)	37,909	939,385
Employers Holdings, Inc.	58,245	2,178,945
Kemper Corp.	39,719	1,916,839
Kinsale Capital Group, Inc.	3,335	1,247,957

		6,283,126

IT Services—0.0%
Grid Dynamics Holdings, Inc. (a)	5,660	52,355

Leisure Products—1.3%
Brunswick Corp.	32,606	2,824,984
Malibu Boats, Inc. - Class A (a)	13,250	777,245
Topgolf Callaway Brands Corp. (a)	54,071	1,073,309

		4,675,538

Life Sciences Tools & Services—0.2%
Medpace Holdings, Inc. (a)	3,898	936,183

Machinery—4.4%
Albany International Corp. - Class A	35,254	3,288,493
Columbus McKinnon Corp.	45,830	1,862,990
Crane NXT Co.	52,244	2,948,651

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Machinery—(Continued)
ESCO Technologies, Inc.	8,045	$833,703
Helios Technologies, Inc.	13,492	891,686
Kadant, Inc.	18,511	4,111,293
RBC Bearings, Inc. (a)	4,297	934,469
Wabash National Corp.	52,848	1,355,023

		16,226,308

Marine Transportation—0.6%
Genco Shipping & Trading, Ltd. (b)	146,709	2,058,327

Media—1.1%
John Wiley & Sons, Inc. - Class A	43,703	1,487,213
Scholastic Corp.	37,706	1,466,386
Thryv Holdings, Inc. (a)	50,029	1,230,714

		4,184,313

Metals & Mining—0.4%
Arconic Corp. (a)	47,397	1,402,003

Office REITs—0.8%
Equity Commonwealth	96,081	1,946,601
Postal Realty Trust, Inc. - Class A	66,005	970,934

		2,917,535

Oil, Gas & Consumable Fuels—3.9%
Antero Resources Corp. (a)	49,926	1,149,796
California Resources Corp.	56,132	2,542,218
Delek U.S. Holdings, Inc.	74,012	1,772,587
Denbury, Inc. (a)	10,906	940,752
International Seaways, Inc.	42,811	1,637,093
Kosmos Energy, Ltd. (a)	264,510	1,584,415
Magnolia Oil & Gas Corp. - Class A (b)	38,755	809,979
Northern Oil and Gas, Inc. (b)	123,161	4,226,886

		14,663,726

Personal Care Products—1.9%
BellRing Brands, Inc. (a)	129,782	4,750,021
elf Beauty, Inc. (a)	12,968	1,481,335
Inter Parfums, Inc.	7,032	950,937

		7,182,293

Pharmaceuticals—2.0%
ANI Pharmaceuticals, Inc. (a)	29,684	1,597,890
Pacira BioSciences, Inc. (a)	60,908	2,440,583
Supernus Pharmaceuticals, Inc. (a)	106,647	3,205,809
Ventyx Biosciences, Inc. (a)	11,901	390,353

		7,634,635

Professional Services—4.4%
Alight, Inc. - Class A (a)	217,091	2,005,921
Concentrix Corp.	22,364	1,805,893
CSG Systems International, Inc.	38,705	2,041,302
FTI Consulting, Inc. (a)	4,954	942,251
Huron Consulting Group, Inc. (a)	11,373	965,681
ICF International, Inc.	6,657	828,064

Professional Services—(Continued)
Insperity, Inc.	8,929	1,062,194
KBR, Inc.	28,985	1,885,764
Korn Ferry	34,238	1,696,150
Science Applications International Corp.	17,898	2,013,167
WNS Holdings, Ltd. (ADR) (a)	14,458	1,065,844

		16,312,231

Real Estate Management & Development—0.6%
Colliers International Group, Inc.	23,447	2,302,261

Retail REITs—0.6%
Agree Realty Corp.	34,862	2,279,626

Semiconductors & Semiconductor Equipment—3.3%
MACOM Technology Solutions Holdings, Inc. (a)	20,672	1,354,636
Onto Innovation, Inc. (a)	6,931	807,254
Rambus, Inc. (a)	87,552	5,618,212
Semtech Corp. (a) (b)	82,240	2,093,830
Silicon Laboratories, Inc. (a)	8,248	1,301,039
Tower Semiconductor, Ltd. (U.S. Listed Shares) (a)	32,584	1,222,552

		12,397,523

Software—1.3%
Box, Inc. - Class A (a)	33,201	975,445
Envestnet, Inc. (a)	7,761	460,615
Intapp, Inc. (a)	14,828	621,442
Model N, Inc. (a)	16,411	580,293
PagerDuty, Inc. (a)	19,782	444,699
Tenable Holdings, Inc. (a)	21,397	931,839
Varonis Systems, Inc. (a)	25,473	678,856

		4,693,189

Specialty Retail—1.2%
Boot Barn Holdings, Inc. (a)	36,718	3,109,647
Valvoline, Inc.	36,819	1,381,081

		4,490,728

Technology Hardware, Storage & Peripherals—1.3%
Pure Storage, Inc. - Class A (a)	46,073	1,696,408
Super Micro Computer, Inc. (a)	13,330	3,322,502

		5,018,910

Textiles, Apparel & Luxury Goods—1.1%
Columbia Sportswear Co.	8,832	682,184
Crocs, Inc. (a)	22,660	2,547,890
Oxford Industries, Inc.	7,592	747,205

		3,977,279

Trading Companies & Distributors—3.6%
Alta Equipment Group, Inc.	105,054	1,820,586
Applied Industrial Technologies, Inc.	8,357	1,210,344
Custom Truck One Source, Inc. (a) (b)	148,425	1,000,385
Herc Holdings, Inc.	19,159	2,621,909
McGrath RentCorp	41,302	3,819,609
MRC Global, Inc. (a)	171,565	1,727,660

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Trading Companies & Distributors—(Continued)
SiteOne Landscape Supply, Inc. (a)	6,456	$1,080,476

		13,280,969

Water Utilities—0.3%
Pure Cycle Corp. (a)	101,388	1,115,268

Wireless Telecommunication Services—0.3%
United States Cellular Corp. (a)	70,061	1,235,176

Total Common Stocks (Cost $272,522,712)		362,228,551

Escrow Shares—0.0%

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (a)(c)(d) (Cost $0)	39,365	0

Short-Term Investment—2.7%

Repurchase Agreement—2.7%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $10,107,424; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $10,307,687.	10,105,488	10,105,488

Total Short-Term Investments (Cost $10,105,488)		10,105,488

Securities Lending Reinvestments (e)—2.1%

Repurchase Agreements—0.9%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,500,631; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,530,000.	1,500,000	1,500,000
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $390,004; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $397,636.	389,839	389,839
ING Financial Markets LLC Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,500,631; collateralized by U.S. Government Agency Obligations with rates ranging from 0.500% - 6.625%, maturity dates ranging from 05/20/24 - 01/19/33, and an aggregate market value of $1,530,056.	1,500,000	1,500,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $15,006; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $15,338.	15,000	15,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $15,015; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $15,371.	15,000	15,000

		3,419,839

Mutual Funds—1.2%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (f)	700,000	700,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (f)	700,000	700,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (f)	700,000	700,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (f)	700,000	700,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030 (f)	700,000	700,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (f)	700,000	700,000

		4,200,000

Total Securities Lending Reinvestments (Cost $7,619,839)		7,619,839

Total Investments—102.2% (Cost $290,248,039)		379,953,878
Other assets and liabilities (net)—(2.2)%		(8,167,813)

Net Assets—100.0%		$371,786,065

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $15,247,831 and the collateral received consisted of cash in the amount of $7,619,839 and non-cash collateral with a value of $7,836,832. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(f)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$362,228,551	$—	$—	$362,228,551
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	10,105,488	—	10,105,488
Securities Lending Reinvestments
Repurchase Agreements	—	3,419,839	—	3,419,839
Mutual Funds	4,200,000	—	—	4,200,000
Total Securities Lending Reinvestments	4,200,000	3,419,839	—	7,619,839
Total Investments	$366,428,551	$13,525,327	$0	$379,953,878

Collateral for Securities Loaned (Liability)	$—	$(7,619,839)	$—	$(7,619,839)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$379,953,878
Cash	13,777
Receivable for:
Investments sold	2,158,417
Fund shares sold	10,112
Dividends and interest	208,174
Prepaid expenses	2,882

Total Assets	382,347,240

Liabilities
Collateral for securities loaned	7,619,839
Payables for:
Investments purchased	1,856,845
Fund shares redeemed	569,111
Accrued Expenses:
Management fees	243,748
Distribution and service fees	24,362
Deferred trustees’ fees	154,093
Other expenses	93,177

Total Liabilities	10,561,175

Net Assets	$371,786,065

Net Assets Consist of:
Paid in surplus	$266,245,289
Distributable earnings (Accumulated losses)	105,540,776

Net Assets	$371,786,065

Net Assets
Class A	$242,976,436
Class B	109,498,484
Class E	19,311,145
Capital Shares Outstanding*
Class A	1,122,764
Class B	563,908
Class E	94,762
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$216.41
Class B	194.18
Class E	203.79

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $290,248,039.
(b)	Includes securities loaned at value of $15,247,831.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$1,956,921
Interest	105,499
Securities lending income	3,962

Total investment income	2,066,382

Expenses
Management fees	1,616,476
Administration fees	14,181
Custodian and accounting fees	24,517
Distribution and service fees—Class B	132,439
Distribution and service fees—Class E	14,022
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	20,779
Insurance	1,563
Miscellaneous	5,548

Total expenses	1,891,792
Less management fee waiver	(151,095)
Less broker commission recapture	(6,424)

Net expenses	1,734,273

Net Investment Income	332,109

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	15,938,598
Net change in unrealized appreciation on investments	16,637,048

Net realized and unrealized gain (loss)	32,575,646

Net Increase (Decrease) in Net Assets From Operations	$32,907,755

(a)	Net of foreign withholding taxes of $8,817.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$332,109	$862,030
Net realized gain (loss)	15,938,598	17,484,843
Net change in unrealized appreciation (depreciation)	16,637,048	(87,385,843)

Increase (decrease) in net assets from operations	32,907,755	(69,038,970)

From Distributions to Shareholders
Class A	(11,629,512)	(45,698,470)
Class B	(5,612,287)	(23,625,478)
Class E	(950,468)	(3,933,608)

Total distributions	(18,192,267)	(73,257,556)

Increase (decrease) in net assets from capital share transactions	3,042,147	37,150,364

Total increase (decrease) in net assets	17,757,635	(105,146,162)

Net Assets
Beginning of period	354,028,430	459,174,592

End of period	$371,786,065	$354,028,430

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	8,744	$1,880,563	15,899	$3,692,921
Reinvestments	54,730	11,629,512	235,583	45,698,470
Redemptions	(51,338)	(11,047,726)	(90,476)	(20,948,391)

Net increase (decrease)	12,136	$2,462,349	161,006	$28,443,000

Class B
Sales	11,352	$2,179,204	13,851	$3,071,966
Reinvestments	29,433	5,612,287	134,926	23,625,478
Redemptions	(36,748)	(7,176,048)	(92,258)	(19,440,894)

Net increase (decrease)	4,037	$615,443	56,519	$7,256,550

Class E
Sales	724	$146,773	1,620	$360,610
Reinvestments	4,750	950,468	21,470	3,933,608
Redemptions	(5,604)	(1,132,886)	(12,566)	(2,843,404)

Net increase (decrease)	(130)	$(35,645)	10,524	$1,450,814

Increase (decrease) derived from capital shares transactions		$3,042,147		$37,150,364

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$207.66		$307.10	$267.73	$262.79	$233.39	$290.82

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.29		0.73	0.04	0.54	0.60	0.72
Net realized and unrealized gain (loss)	19.27		(50.49)	57.96	24.46	56.79	(27.59)

Total income (loss) from investment operations	19.56		(49.76)	58.00	25.00	57.39	(26.87)

Less Distributions
Distributions from net investment income	(0.43)		0.00	(0.25)	(0.32)	(0.08)	(0.06)
Distributions from net realized capital gains	(10.38)		(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(10.81)		(49.68)	(18.63)	(20.06)	(27.99)	(30.56)

Net Asset Value, End of Period	$216.41		$207.66	$307.10	$267.73	$262.79	$233.39

Total Return (%) (b)	9.51	(c)	(15.06)	21.95	12.07	25.54	(11.07)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.97	(d)	0.96	0.96	0.98	0.97	0.96
Net ratio of expenses to average net assets (%) (e)	0.89	(d)	0.88	0.87	0.90	0.90	0.88
Ratio of net investment income (loss) to average net assets (%)	0.27	(d)	0.31	0.01	0.24	0.23	0.25
Portfolio turnover rate (%)	15	(c)	31	29	35	31	30
Net assets, end of period (in millions)	$243.0		$230.6	$291.6	$262.1	$254.6	$223.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$187.19		$283.63	$248.88	$246.17	$220.60	$277.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.02		0.13	(0.64)	(0.02)	(0.04)	(0.00	) (f)
Net realized and unrealized gain (loss)	17.35		(46.89)	53.77	22.47	53.52	(25.93)

Total income (loss) from investment operations	17.37		(46.76)	53.13	22.45	53.48	(25.93)

Less Distributions
Distributions from net realized capital gains	(10.38)		(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(10.38)		(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Net Asset Value, End of Period	$194.18		$187.19	$283.63	$248.88	$246.17	$220.60

Total Return (%) (b)	9.38	(c)	(15.28)	21.64	11.79	25.23	(11.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.22	(d)	1.21	1.21	1.23	1.22	1.21
Net ratio of expenses to average net assets (%) (e)	1.14	(d)	1.13	1.12	1.15	1.15	1.13
Ratio of net investment income (loss) to average net assets (%)	0.02	(d)	0.06	(0.23)	(0.01)	(0.02)	(0.00	) (g)
Portfolio turnover rate (%)	15	(c)	31	29	35	31	30
Net assets, end of period (in millions)	$109.5		$104.8	$142.8	$143.4	$141.8	$131.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$195.97		$293.73	$256.93	$253.13	$225.95	$282.79

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.35	(0.38)	0.19	0.21	0.27
Net realized and unrealized gain (loss)	18.18		(48.43)	55.56	23.35	54.88	(26.61)

Total income (loss) from investment operations	18.30		(48.08)	55.18	23.54	55.09	(26.34)

Less Distributions
Distributions from net investment income	(0.10)		0.00	0.00	0.00	0.00	0.00
Distributions from net realized capital gains	(10.38)		(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Total distributions	(10.48)		(49.68)	(18.38)	(19.74)	(27.91)	(30.50)

Net Asset Value, End of Period	$203.79		$195.97	$293.73	$256.93	$253.13	$225.95

Total Return (%) (b)	9.43	(c)	(15.19)	21.77	11.90	25.35	(11.21)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.12	(d)	1.11	1.11	1.13	1.12	1.11
Net ratio of expenses to average net assets (%) (e)	1.04	(d)	1.03	1.02	1.05	1.05	1.03
Ratio of net investment income (loss) to average net assets (%)	0.12	(d)	0.16	(0.13)	0.09	0.08	0.10
Portfolio turnover rate (%)	15	(c)	31	29	35	31	30
Net assets, end of period (in millions)	$19.3		$18.6	$24.8	$25.2	$24.8	$22.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Core Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $10,105,488. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,419,839. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$52,933,213	$0	$68,335,132

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,616,476	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.130%	Of the first $25 million
0.080%	On the next $75 million
0.050%	On the next $100 million
0.100%	On the next $300 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$290,553,680

Gross unrealized appreciation	99,630,685
Gross unrealized (depreciation)	(10,230,487)

Net unrealized appreciation (depreciation)	$89,400,198

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$2,325,566	$239,357	$70,931,990	$28,451,161	$73,257,556	$28,690,518

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$608,951	$17,605,483	$72,763,152	$—	$90,977,586

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

Loomis Sayles Small Cap Core Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Loomis Sayles Small Cap Growth Portfolio returned 9.27%, 9.03%, and 9.16%, respectively. The Portfolio’s benchmark, the Russell 2000 Growth Index¹, returned 13.55%.

MARKET ENVIRONMENT / CONDITIONS

The first quarter of 2023 started off with a surge in equities that was primarily led by cyclicals and lower quality names. The mood at the start of the year was generally positive and optimistic that the Federal Reserve (the “Fed”) may be close to concluding its tightening campaign given mortgage rates were declining, employment remained robust and there appeared to be no structural problems on the horizon. However, as the first quarter progressed it became clear that the Fed was not done tightening and that hopes of a soft landing, a cyclical slowdown in economic growth that avoids recession, were anything but certain, being exacerbated by the banking crisis. The run on Silicon Valley Bank, followed by the second and third largest bank failures in U.S. history, did not deter the Fed from continuing to raise rates in fighting inflation. Consistent with this mentality, we saw major reversals into quality growth names as the first quarter progressed. Although the Russell 2000 Growth Index (the “Index”) had a strong absolute return in the second quarter, leadership among small and small/mid cap stocks was narrow and was mostly driven by lower quality names. The lowest return on equity and non-earning stocks significantly outperformed the Index during the second quarter.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Loomis Sayles Small Cap Growth Portfolio underperformed the Index during the six months ended June 30, 2023. Earlier in the year, while the Portfolio picked up strong relative performance in February and March, it was not enough to overcome the ground lost in the low-quality rally of January. As the year progressed, lower quality drove performance in the second quarter, where non-revenue companies were the most dominant group in terms of performance. Given the high-quality nature of our investment process, the Portfolio underperformed against this backdrop. The vast majority of the Portfolio’s underperformance in the second quarter took place in May, on the heels of the artificial intelligence (“AI”) related surge within the Information Technology (“IT”) sector.

The largest detractors to performance were Halozyme Therapeutics, Calix and Axonics. Halozyme is a biotech company focused on drug delivery. The company’s main product, when combined with other drug developers’ products, enables a switch from intravenous to subcutaneous administration. During the period, the Centers for Medicare and Medicaid Services put out its first guidance related to the Inflation Reduction Act’s drug negotiation policies. This guidance put into question the protections that would be provided from the drug price negotiations. While the outcome of this is still murky, the stock sold off during the period related to this update. Calix is a provider of access-related solutions to telecom service providers and is actively transforming their model from a legacy box company to a cloud and software solutions platform. The stock was volatile during the period over demand-related concerns in its service provider customer base. Axonics is a medical device company focused on utilizing sacral nerve modulation to better control overactive bladder, fecal incontinence, and non-obstructive urinary retention. The stock underperformed in the period as the sustainability of the growth came into question as the company will begin lapping their new product launch in 2023.

The Portfolio’s top contributors to performance were Rambus, e.l.f. Beauty and Pure Storage. Rambus is a leading developer of high-speed memory interface intellectual property, which is licensed by users. We believe the company has executed well of late, producing beat and raise results in a semiconductor environment that has remained challenging for most of its peers, leading to outperformance of the stock. e.l.f Beauty is a multi-brand beauty company that makes prestige quality product accessible to everyone. In our view, the company is benefiting from continued momentum of the makeup and skincare category and is gaining market share as innovation and its marketing investment are bearing fruit. Pure Storage gained momentum as they released a new product called “Flash Blade -E”. We believe the new product and interest in their offerings at AI research facilities helped continue the momentum into their earnings report. Our discussion with senior management during the quarter re-reinforced our belief in the secular growth story and superior technology associated with this name.

During the period, we added new stocks with attractive investment potential and eliminated holdings where fundamentals no longer fit our investment thesis, market cap grew beyond our ceiling, or our stop loss was triggered. During the period, we purchased ESCO Technologies, Replimune Group, and AZEK. Replimune Group is a clinical stage biotechnology company focused on using engineered viruses towards driving cancer cell death and stimulating an immune response. ESCO Technologies is a diversified Industrial company addressing the aerospace and defense, utility, and testing end markets. After two of their major end markets were shut down during the pandemic along with supply chain constraints, business recovered and accelerated. We believe new management represents an upgrade and low financial leverage represents dry powder for mergers and acquisitions, which should complement decent organic growth. AZEK is the second largest manufacturer of composite material used in decking and railing products. We like the secular penetration of composite materials continuing to take share from wood and feel that the inventory destocking in the distributor channel is now behind us. We believe demand trends remain fairly strong and AZEK has a very good margin story as volumes recover.

During the period, we sold Shutterstock, Hub Group and Advanced Drainage Systems. Shutterstock was adversely affected by fears that generative AI images would take over the stock image market. The company made a partnership with OpenAI to use their library, seeking to get ahead of this movement. However, investors were not

BHFTII-1

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Managed by Loomis, Sayles & Company, L.P.

Portfolio Manager Commentary*—(Continued)

convinced that the company did enough to get ahead of these risks and the stock sold off as a result. Hub Group is a leading intermodal transport provider. We sold the stock after its quarterly results came in lower than expected and management lowered forward guidance below street expectations. Hub’s customers slowed their shipping expectations due to worsening economic conditions. Advanced Drainage Systems is a leading manufacturer and provider of plastic pipes for the commercial and residential wastewater market. The company saw a slowdown in its residential business as distributors drastically cut orders in order to work down their inventory. This prompted the company to slightly lower guidance and introduced a level of uncertainty going forward. The stock triggered our stop loss and was ultimately sold.

Sector weight changes during the period ending June 30, 2023, reflected both our repositioning within the Portfolio as well as market impacts. As a result of individual stock selection, our absolute weights in the Industrials and Consumer Discretionary sectors increased while weights in the Healthcare and IT sectors decreased during the period.

As of June 30, 2023, the Portfolio continued to be focused on those higher quality small cap companies we think have the potential to grow into larger entities. Through the stock selection process, the Portfolio is diversified, with a relative overweight to the Consumer Staples, Industrials, Consumer Discretionary, Financials, Energy and Healthcare sectors while underweight to the Materials, IT, Communication Services, Real Estate and Utilities sectors.

Mark Burns

John Slavik

Portfolio Managers

Loomis, Sayles & Company L.P.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Growth Index is an unmanaged measure of performance of those Russell 2000 companies (small capitalization companies) that have higher price-to-book ratios and higher forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Loomis Sayles Small Cap Growth Portfolio
Class A	9.27	18.38	6.66	10.26
Class B	9.03	18.07	6.39	9.99
Class E	9.16	18.22	6.49	10.10
Russell 2000 Growth Index	13.55	18.53	4.22	8.83

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Inspire Medical Systems, Inc.	2.0
KBR, Inc.	2.0
Rambus, Inc.	1.8
Pure Storage, Inc. - Class A	1.8
Casella Waste Systems, Inc. - Class A	1.8
Option Care Health, Inc.	1.7
Merit Medical Systems, Inc.	1.7
Weatherford International plc	1.6
Novanta, Inc.	1.6
elf Beauty, Inc.	1.6

Top Sectors

% of Net Assets
Health Care	24.1
Industrials	22.6
Information Technology	17.0
Consumer Discretionary	12.5
Financials	7.7
Consumer Staples	7.0
Energy	5.7

BHFTII-3

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Loomis Sayles Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.87%	$1,000.00	$1,092.70	$4.51
	Hypothetical*	0.87%	$1,000.00	$1,020.48	$4.36

Class B (a)	Actual	1.12%	$1,000.00	$1,090.30	$5.80
	Hypothetical*	1.12%	$1,000.00	$1,019.24	$5.61

Class E (a)	Actual	1.02%	$1,000.00	$1,091.60	$5.29
	Hypothetical*	1.02%	$1,000.00	$1,019.74	$5.11

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—96.5% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—2.2%
AAR Corp. (a)	57,677	$3,331,424
Hexcel Corp.	68,370	5,197,487

		8,528,911

Automobile Components—2.6%
Dorman Products, Inc. (a)	38,982	3,072,951
Gentherm, Inc. (a) (b)	58,448	3,302,897
Patrick Industries, Inc. (b)	46,214	3,697,120

		10,072,968

Banks—1.0%
Bancorp, Inc. (The) (a) (b)	114,141	3,726,704

Beverages—0.5%
Vita Coco Co., Inc. (The) (a) (b)	70,158	1,885,145

Biotechnology—5.5%
Inhibrx, Inc. (a)	109,041	2,830,704
Insmed, Inc. (a)	152,828	3,224,671
PTC Therapeutics, Inc. (a)	65,779	2,675,232
Replimune Group, Inc. (a)	112,452	2,611,135
Vericel Corp. (a)	115,010	4,320,926
Xencor, Inc. (a)	99,578	2,486,463
Xenon Pharmaceuticals, Inc. (a)	71,371	2,747,783

		20,896,914

Building Products—1.0%
Azek Co., Inc. (The) (a)	126,408	3,828,898

Capital Markets—2.7%
Focus Financial Partners, Inc. - Class A (a)	39,064	2,051,250
Hamilton Lane, Inc. - Class A (b)	58,842	4,706,183
PJT Partners, Inc. - Class A	54,512	3,796,216

		10,553,649

Commercial Services & Supplies—2.6%
Casella Waste Systems, Inc. - Class A (a)	75,373	6,817,488
Driven Brands Holdings, Inc. (a)	113,863	3,081,133

		9,898,621

Communications Equipment—1.0%
Calix, Inc. (a)	77,160	3,851,056

Construction & Engineering—2.3%
Arcosa, Inc.	55,350	4,193,869
WillScot Mobile Mini Holdings Corp. (a)	93,953	4,490,014

		8,683,883

Diversified Consumer Services—0.7%
Grand Canyon Education, Inc. (a)	25,944	2,677,680

Electronic Equipment, Instruments & Components—3.6%
Advanced Energy Industries, Inc.	43,033	4,796,028

Electronic Equipment, Instruments & Components—(Continued)
Itron, Inc. (a) (b)	39,802	$2,869,724
Novanta, Inc. (a)	32,947	6,065,543

		13,731,295

Energy Equipment & Services—3.8%
Cactus, Inc. - Class A	107,549	4,551,474
Noble Corp. plc (a) (b)	92,149	3,806,675
Weatherford International plc (a)	91,674	6,088,987

		14,447,136

Financial Services—1.6%
EVERTEC, Inc.	118,323	4,357,836
Flywire Corp. (a)	59,071	1,833,564

		6,191,400

Food Products—2.6%
Hostess Brands, Inc. (a)	103,383	2,617,658
Simply Good Foods Co. (The) (a) (b)	85,655	3,134,116
Sovos Brands, Inc. (a)	211,785	4,142,515

		9,894,289

Ground Transportation—0.8%
Marten Transport, Ltd.	153,287	3,295,670

Health Care Equipment & Supplies—9.6%
AtriCure, Inc. (a)	84,048	4,148,609
Axonics, Inc. (a)	82,129	4,145,051
CONMED Corp. (b)	37,555	5,103,349
Inspire Medical Systems, Inc. (a) (b)	23,845	7,741,041
LivaNova plc (a)	38,883	1,999,753
Merit Medical Systems, Inc. (a)	77,554	6,486,616
NuVasive, Inc. (a)	43,607	1,813,615
PROCEPT BioRobotics Corp. (a)	67,124	2,372,833
Treace Medical Concepts, Inc. (a)	117,060	2,994,395

		36,805,262

Health Care Providers & Services—4.9%
Acadia Healthcare Co., Inc. (a)	47,198	3,758,849
Ensign Group, Inc. (The) (b)	48,986	4,676,203
Option Care Health, Inc. (a)	204,470	6,643,230
Progyny, Inc. (a)	89,876	3,535,722

		18,614,004

Health Care Technology—1.9%
Evolent Health, Inc. - Class A (a)	148,220	4,491,066
Phreesia, Inc. (a)	86,475	2,681,590

		7,172,656

Hotels, Restaurants & Leisure—3.5%
Life Time Group Holdings, Inc. (a) (b)	231,249	4,548,668
Papa John’s International, Inc.	42,934	3,169,817
Texas Roadhouse, Inc.	49,166	5,520,359

		13,238,844

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—1.3%
Installed Building Products, Inc. (b)	35,079	$4,916,673

Insurance—2.3%
BRP Group, Inc. - Class A (a)	154,370	3,825,288
Kinsale Capital Group, Inc.	13,579	5,081,262

		8,906,550

IT Services—0.1%
Grid Dynamics Holdings, Inc. (a)	22,890	211,733

Leisure Products—2.0%
Malibu Boats, Inc. - Class A (a)	53,955	3,165,000
Topgolf Callaway Brands Corp. (a)	220,181	4,370,593

		7,535,593

Life Sciences Tools & Services—1.0%
Medpace Holdings, Inc. (a)	15,875	3,812,699

Machinery—4.2%
Albany International Corp. - Class A	55,693	5,195,043
ESCO Technologies, Inc.	32,762	3,395,126
Helios Technologies, Inc.	54,939	3,630,919
RBC Bearings, Inc. (a)	17,498	3,805,290

		16,026,378

Oil, Gas & Consumable Fuels—1.9%
Denbury, Inc. (a)	44,410	3,830,806
Magnolia Oil & Gas Corp. - Class A (b)	157,813	3,298,292

		7,129,098

Personal Care Products—3.9%
BellRing Brands, Inc. (a)	135,756	4,968,669
elf Beauty, Inc. (a)	52,807	6,032,144
Inter Parfums, Inc.	28,634	3,872,176

		14,872,989

Pharmaceuticals—1.3%
Supernus Pharmaceuticals, Inc. (a)	110,927	3,334,465
Ventyx Biosciences, Inc. (a)	48,461	1,589,521

		4,923,986

Professional Services—6.0%
FTI Consulting, Inc. (a)	20,172	3,836,714
Huron Consulting Group, Inc. (a)	46,313	3,932,437
ICF International, Inc.	27,109	3,372,088
KBR, Inc.	118,028	7,678,902
WNS Holdings, Ltd. (ADR) (a)	58,875	4,340,265

		23,160,406

Semiconductors & Semiconductor Equipment—5.5%
MACOM Technology Solutions Holdings, Inc. (a) (b)	84,179	5,516,250
Onto Innovation, Inc. (a)	28,226	3,287,482
Rambus, Inc. (a)	107,663	6,908,735
Silicon Laboratories, Inc. (a)	33,586	5,297,855

		21,010,322

Software—5.0%
Box, Inc. - Class A (a)	135,198	3,972,117
Envestnet, Inc. (a)	31,602	1,875,579
Intapp, Inc. (a)	60,382	2,530,610
Model N, Inc. (a)	66,828	2,363,038
PagerDuty, Inc. (a)	80,555	1,810,876
Tenable Holdings, Inc. (a)	87,131	3,794,555
Varonis Systems, Inc. (a)	103,727	2,764,325

		19,111,100

Specialty Retail—0.9%
Boot Barn Holdings, Inc. (a)	40,786	3,454,166

Technology Hardware, Storage & Peripherals—1.8%
Pure Storage, Inc. - Class A (a)	187,612	6,907,874

Textiles, Apparel & Luxury Goods—1.5%
Columbia Sportswear Co.	35,964	2,777,859
Oxford Industries, Inc.	30,913	3,042,458

		5,820,317

Trading Companies & Distributors—3.4%
Applied Industrial Technologies, Inc.	34,029	4,928,420
McGrath RentCorp	39,687	3,670,254
SiteOne Landscape Supply, Inc. (a)	26,289	4,399,727

		12,998,401

Total Common Stocks (Cost $304,307,911)		368,793,270

Short-Term Investment—3.5%

Repurchase Agreement—3.5%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $13,378,143; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $13,643,153.	13,375,580	13,375,580

Total Short-Term Investments (Cost $13,375,580)		13,375,580

Securities Lending Reinvestments (c)—2.9%

Repurchase Agreements—0.9%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $933,386; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $951,654.	932,994	932,994
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $300,127; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $306,768.	300,000	300,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $200,197; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $204,943.	200,000	$200,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $29,103; collateralized by various Common Stock with an aggregate market value of $32,341.	29,090	29,090
Societe Generale Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $250,108; collateralized by various Common Stock with an aggregate market value of $278,434.	250,000	250,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $300,302; collateralized by various Common Stock with an aggregate market value of $334,121.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $1,400,601; collateralized by various Common Stock with an aggregate market value of $1,540,661.	1,400,000	1,400,000

		3,412,084

Mutual Funds—2.0%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (d)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (d)	1,200,000	1,200,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (d)	1,200,000	1,200,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (d)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (d)	1,200,000	1,200,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (d)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (d)	1,000,000	1,000,000

		7,600,000

Total Securities Lending Reinvestments (Cost $11,012,084)		11,012,084

Total Investments—102.9% (Cost $328,695,575)		393,180,934
Other assets and liabilities (net)—(2.9)%		(11,250,435)

Net Assets—100.0%		$381,930,499

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $25,038,557 and the collateral received consisted of cash in the amount of $11,012,084 and non-cash collateral with a value of $14,406,817. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$368,793,270	$—	$—	$368,793,270
Total Short-Term Investment*	—	13,375,580	—	13,375,580
Securities Lending Reinvestments
Repurchase Agreements	—	3,412,084	—	3,412,084
Mutual Funds	7,600,000	—	—	7,600,000
Total Securities Lending Reinvestments	7,600,000	3,412,084	—	11,012,084
Total Investments	$376,393,270	$16,787,664	$—	$393,180,934

Collateral for Securities Loaned (Liability)	$—	$(11,012,084)	$—	$(11,012,084)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$393,180,934
Receivable for:
Investments sold	971,446
Fund shares sold	163,866
Dividends and interest	71,550
Prepaid expenses	2,965

Total Assets	394,390,761

Liabilities
Collateral for securities loaned	11,012,084
Payables for:
Investments purchased	876,416
Fund shares redeemed	87,090
Accrued Expenses:
Management fees	246,010
Distribution and service fees	10,815
Deferred trustees’ fees	154,342
Other expenses	73,505

Total Liabilities	12,460,262

Net Assets	$381,930,499

Net Assets Consist of:
Paid in surplus	$311,727,235
Distributable earnings (Accumulated losses)	70,203,264

Net Assets	$381,930,499

Net Assets
Class A	$325,699,593
Class B	50,524,225
Class E	5,706,681
Capital Shares Outstanding*
Class A	31,406,788
Class B	5,811,884
Class E	606,427
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.37
Class B	8.69
Class E	9.41

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $328,695,575.
(b)	Includes securities loaned at value of $25,038,557.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$729,499
Interest	101,162
Securities lending income	2,572

Total investment income	833,233

Expenses
Management fees	1,657,871
Administration fees	14,346
Custodian and accounting fees	20,541
Distribution and service fees—Class B	61,542
Distribution and service fees—Class E	4,160
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	12,031
Insurance	1,577
Miscellaneous	5,556

Total expenses	1,839,891
Less management fee waiver	(174,290)
Less broker commission recapture	(8,700)

Net expenses	1,656,901

Net Investment Loss	(823,668)

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	7,960,007
Net change in unrealized appreciation on investments	26,375,216

Net realized and unrealized gain (loss)	34,335,223

Net Increase (Decrease) in Net Assets From Operations	$33,511,555

(a)	Net of foreign withholding taxes of $3,513.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(823,668)	$(1,833,453)
Net realized gain (loss)	7,960,007	(1,101,671)
Net change in unrealized appreciation (depreciation)	26,375,216	(111,073,732)

Increase (decrease) in net assets from operations	33,511,555	(114,008,856)

From Distributions to Shareholders
Class A	0	(74,072,817)
Class B	0	(13,229,310)
Class E	0	(1,375,802)
From Return of Capital
Class A	0	(149,537)
Class B	0	(26,707)
Class E	0	(2,777)

Total distributions	0	(88,856,950)

Increase (decrease) in net assets from capital share transactions	(17,074,812)	74,461,907

Total increase (decrease) in net assets	16,436,743	(128,403,899)

Net Assets
Beginning of period	365,493,756	493,897,655

End of period	$381,930,499	$365,493,756

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	145,638	$1,454,667	1,414,103	$18,099,302
Reinvestments	0	0	8,580,619	74,222,354
Redemptions	(1,542,969)	(15,778,654)	(2,731,996)	(26,967,419)

Net increase (decrease)	(1,397,331)	$(14,323,987)	7,262,726	$65,354,237

Class B
Sales	97,745	$811,460	292,625	$2,945,876
Reinvestments	0	0	1,823,386	13,256,017
Redemptions	(398,713)	(3,318,055)	(856,180)	(7,817,104)

Net increase (decrease)	(300,968)	$(2,506,595)	1,259,831	$8,384,789

Class E
Sales	5,986	$53,608	22,367	$221,029
Reinvestments	0	0	175,392	1,378,579
Redemptions	(33,493)	(297,838)	(85,815)	(876,727)

Net increase (decrease)	(27,507)	$(244,230)	111,944	$722,881

Increase (decrease) derived from capital shares transactions		$(17,074,812)		$74,461,907

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.49		$16.30		$16.31	$14.03	$13.19	$14.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.02)		(0.05)		(0.09)	(0.07)	(0.06)	(0.01)
Net realized and unrealized gain (loss)	0.90		(3.96)		1.65	4.16	3.41	0.43

Total income (loss) from investment operations	0.88		(4.01)		1.56	4.09	3.35	0.42

Less Distributions
Distributions from net realized capital gains	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	0.00		(0.00	)(b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$10.37		$9.49		$16.30	$16.31	$14.03	$13.19

Total Return (%) (c)	9.27	(d)	(22.96)		10.00	34.34	26.88	0.55

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.96	(e)	0.95		0.95	0.97	0.98	0.96
Net ratio of expenses to average net assets (%) (f)	0.87	(e)	0.86		0.86	0.88	0.89	0.88
Ratio of net investment income (loss) to average net assets (%)	(0.41	) (e)	(0.43)		(0.57)	(0.52)	(0.45)	(0.09)
Portfolio turnover rate (%)	15	(d)	33		44	57	47	44
Net assets, end of period (in millions)	$325.7		$311.3		$416.3	$428.9	$283.4	$240.4

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$7.97		$14.35		$14.57	$12.76	$12.22	$14.05

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.06)		(0.12)	(0.09)	(0.09)	(0.05)
Net realized and unrealized gain (loss)	0.75		(3.52)		1.47	3.71	3.14	0.43

Total income (loss) from investment operations	0.72		(3.58)		1.35	3.62	3.05	0.38

Less Distributions
Distributions from net realized capital gains	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	0.00		(0.00	) (b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$8.69		$7.97		$14.35	$14.57	$12.76	$12.22

Total Return (%) (c)	9.03	(d)	(23.10)		9.74	34.04	26.51	0.28

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.21	(e)	1.20		1.20	1.22	1.23	1.21
Net ratio of expenses to average net assets (%) (f)	1.12	(e)	1.11		1.11	1.13	1.14	1.13
Ratio of net investment income (loss) to average net assets (%)	(0.66	) (e)	(0.68)		(0.81)	(0.78)	(0.70)	(0.33)
Portfolio turnover rate (%)	15	(d)	33		44	57	47	44
Net assets, end of period (in millions)	$50.5		$48.7		$69.6	$73.3	$63.8	$57.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$8.62		$15.19		$15.32	$13.31	$12.64	$14.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.03)		(0.06)		(0.11)	(0.08)	(0.08)	(0.03)
Net realized and unrealized gain (loss)	0.82		(3.71)		1.55	3.90	3.26	0.43

Total income (loss) from investment operations	0.79		(3.77)		1.44	3.82	3.18	0.40

Less Distributions
Distributions from net realized capital gains	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)
Distributions from return of capital	0.00		(0.00	) (b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(2.80)		(1.57)	(1.81)	(2.51)	(2.21)

Net Asset Value, End of Period	$9.41		$8.62		$15.19	$15.32	$13.31	$12.64

Total Return (%) (c)	9.16	(d)	(23.07)		9.86	34.15	26.68	0.43

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(e)	1.10		1.10	1.12	1.13	1.11
Net ratio of expenses to average net assets (%) (f)	1.02	(e)	1.01		1.01	1.03	1.04	1.03
Ratio of net investment income (loss) to average net assets (%)	(0.56	) (e)	(0.58)		(0.70)	(0.68)	(0.60)	(0.22)
Portfolio turnover rate (%)	15	(d)	33		44	57	47	44
Net assets, end of period (in millions)	$5.7		$5.5		$7.9	$8.4	$7.4	$7.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Loomis Sayles Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

BHFTII-13

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primary due to net operating losses. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

BHFTII-14

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $13,375,580. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $3,412,084. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-15

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$55,482,074	$0	$77,962,564

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,657,871	0.900%	Of the first $500 million
	0.850%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Loomis, Sayles & Company, L.P. is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.080%	On the first $100 million
0.100%	On the next $400 million
0.050%	On amounts in excess of $500 million

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares

BHFTII-17

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$329,085,189

Gross unrealized appreciation	77,844,782
Gross unrealized (depreciation)	(13,749,037)

Net unrealized appreciation (depreciation)	$64,095,745

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of Capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$—	$—	$88,677,929	$46,159,211	$179,021	$—	$88,856,950	$46,159,211

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$37,720,529	$(876,269)	$36,844,260

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $876,269.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-18

Brighthouse Funds Trust II

Loomis Sayles Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and G shares of the MetLife Aggregate Bond Index Portfolio returned 1.99%, 1.86%, 1.94%, and 1.84%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

The U.S. fixed income market performed moderately well in the first half of 2023 as the Federal Reserve Bank’s (the “Fed”) monetary tightening policy decreased inflation. Gross domestic product expanded at a modest pace during the period as the labor market remained strong with the unemployment rate at 3.5%. The U.S. inflation rate decreased from 7.1% to 4.0% over the period but remained above the Fed’s target rate of 2%. In March, the Fed’s most aggressive tightening policy since the 1980’s created volatility in the regional banking sector. The sector stabilized in May as deposit outflows from small and mid-sized banks slowed dramatically, reflecting a lower probability of solvency concerns. Financial markets were also strained in May as Congress debated whether to increase the federal debt ceiling limit. After weeks of a congressional stalemate, a last-minute agreement was reached to raise the debt limit in exchange for future budget cuts. The public debate disrupted the ultra-short Treasury Bill market, increasing rates from 4.37% to 5.30%, for U.S. debentures expected to mature within three months.

The Federal Open Market Committee (the “FOMC”) increased the federal funds target rate by 0.25% in February, March and May, to a target range of 5.00%—5.25%. The FOMC maintained the current range at the June meeting, marking the first time that rates had not been increased since March 2022, when the target range was 0.00%—0.25%. Additionally, the Fed continued to unwind its asset purchase program. The FOMC stated it remained committed to restoring inflation to its long-term target and additional policy firming may be appropriate, though the committee noted it will consider the impact of financial conditions on the economy.

In June, U.S. Treasury rates ended substantially higher in the front-end. 2-year rates increased 0.48% to 4.88%, while the rest of the curve increased more modestly. 5-year rates increased 0.17% to 4.13%, 10-year rates declined 0.01% to 3.82% and the 30-year declined by 0.8% to 3.85%. The front end of the curve steepened dramatically as the difference between the 2-year and 10-year Treasury yield widened 0.49%, whereas the 10-year and 30-year Treasury yield difference widened only 0.07%.

The Bloomberg U.S. Aggregate Bond Index returned 2.09% during the first six months of 2023. The best performing sector was Corporates, returning 3.21%. Commercial Mortgage-Backed Securities (“CMBS”) and Treasuries were the worst performing sectors, returning 1.20% and 1.59%, respectively. Option-adjusted spreads widened the most in the CMBS sector, by 0.15%, whereas Corporates tightened 0.08%. Option-adjusted spreads for the Index tightened by 0.02% to end the quarter at 0.49%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling approach where the objective is to track the performance of the Index by holding a subset of Index constituents and neutralizing exposures across key characteristics (i.e., duration, term structure, high sector, sub-sector, quality). Factors that impact tracking error include sampling, transaction costs, and contributions and withdrawals.

Stacey Lituchy

Jason Chapin

Brian Leonard

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-1

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MetLife Aggregate Bond Index Portfolio
Class A	1.99	-1.09	0.55	1.29
Class B	1.86	-1.39	0.29	1.04
Class E	1.94	-1.26	0.40	1.14
Class G	1.84	-1.43	0.25	0.99
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	41.7
Agency Mortgage-Backed Securities	27.5
Corporate Bonds & Notes	26.0
Foreign Government	1.6
Non-Agency Mortgage-Backed Securities	0.9
Municipals	0.6
Asset-Backed Securities	0.4

BHFTII-2

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Aggregate Bond Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.28%	$1,000.00	$1,019.90	$1.40
	Hypothetical*	0.28%	$1,000.00	$1,023.41	$1.40

Class B (a)	Actual	0.53%	$1,000.00	$1,018.60	$2.65
	Hypothetical*	0.53%	$1,000.00	$1,022.17	$2.66

Class E (a)	Actual	0.43%	$1,000.00	$1,019.40	$2.15
	Hypothetical*	0.43%	$1,000.00	$1,022.66	$2.16

Class G (a)	Actual	0.58%	$1,000.00	$1,018.40	$2.90
	Hypothetical*	0.58%	$1,000.00	$1,021.92	$2.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—69.2% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—27.5%
Fannie Mae 15 Yr. Pool
1.500%, 04/01/36	1,519,606	$1,310,508
1.500%, 05/01/36	3,869,815	3,337,329
1.500%, 09/01/36	1,658,736	1,430,494
1.500%, 11/01/36	2,565,167	2,212,200
2.000%, 11/01/35	8,131,182	7,219,059
2.000%, 12/01/35	1,264,367	1,122,535
2.000%, 09/01/36	4,009,689	3,554,711
2.000%, 12/01/36	2,536,748	2,248,904
2.000%, 02/01/37	862,191	764,359
2.500%, 12/01/27	626,000	593,808
2.500%, 02/01/28	571,917	541,410
2.500%, 07/01/28	371,489	347,116
2.500%, 10/01/28	645,138	602,812
2.500%, 03/01/30	690,619	641,795
2.500%, 09/01/31	1,231,778	1,141,946
2.500%, 01/01/32	385,997	357,847
2.500%, 04/01/32	908,051	841,783
2.500%, 09/01/32	216,507	200,736
2.500%, 12/01/34	715,122	655,949
2.500%, 09/01/35	693,147	634,064
3.000%, 01/01/27	174,300	167,589
3.000%, 02/01/27	296,361	284,770
3.000%, 03/01/27	147,455	141,490
3.000%, 01/01/29	1,102,815	1,047,139
3.000%, 10/01/29	446,578	424,333
3.000%, 06/01/30	537,522	510,308
3.000%, 02/01/33	614,440	579,687
3.000%, 01/01/36	736,575	690,265
3.500%, 02/01/26	197,211	191,763
3.500%, 03/01/26	130,584	126,843
3.500%, 05/01/29	461,032	442,975
3.500%, 08/01/32	160,112	153,594
3.500%, 03/01/34	236,229	225,929
4.000%, 06/01/24	8,453	8,347
4.000%, 11/01/24	69,420	68,324
4.500%, 08/01/24	21,512	21,251
4.500%, 06/01/25	60,382	59,428
5.000%, 02/01/24	72	71
Fannie Mae 20 Yr. Pool
2.000%, 02/01/41	2,300,129	1,952,436
2.000%, 06/01/41	2,080,877	1,767,524
2.500%, 02/01/41	1,704,678	1,498,393
3.000%, 02/01/33	493,955	463,074
3.000%, 08/01/35	597,383	553,777
3.000%, 05/01/36	690,744	639,968
3.500%, 04/01/32	383,288	365,875
3.500%, 09/01/35	537,831	509,461
3.500%, 07/01/38	388,431	366,835
4.000%, 02/01/31	164,978	160,481
4.000%, 03/01/38	357,863	346,283
4.500%, 08/01/30	94,309	92,869
5.000%, 02/01/24	2,427	2,409
5.000%, 09/01/25	15,446	15,241
5.500%, 01/01/24	1,448	1,440
5.500%, 07/01/24	8,489	8,425
5.500%, 07/01/25	17,489	17,326

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
1.500%, 03/01/51	3,419,506	2,655,158
1.500%, 04/01/51	4,339,759	3,369,266
1.500%, 10/01/51	913,582	708,718
2.000%, 10/01/50	9,548,618	7,821,212
2.000%, 11/01/50	7,519,405	6,158,164
2.000%, 12/01/50	3,829,717	3,135,947
2.000%, 01/01/51	9,410,878	7,704,890
2.000%, 02/01/51	3,974,577	3,253,580
2.000%, 04/01/51	8,332,259	6,811,832
2.000%, 05/01/51	4,249,125	3,473,240
2.000%, 06/01/51	5,177,630	4,231,559
2.000%, 09/01/51	4,461,009	3,644,220
2.000%, 10/01/51	3,598,432	2,936,302
2.000%, 11/01/51	1,818,258	1,483,325
2.000%, 12/01/51	4,582,476	3,741,742
2.000%, 01/01/52	1,383,133	1,127,621
2.500%, 01/01/50	955,258	818,097
2.500%, 03/01/50	880,170	750,201
2.500%, 05/01/50	2,122,638	1,808,874
2.500%, 07/01/50	3,444,937	2,935,180
2.500%, 08/01/50	6,181,212	5,266,082
2.500%, 09/01/50	5,000,183	4,259,518
2.500%, 11/01/50	1,226,349	1,044,503
2.500%, 12/01/50	1,908,062	1,624,982
2.500%, 01/01/51	1,974,252	1,681,200
2.500%, 02/01/51	982,977	836,990
2.500%, 05/01/51	3,103,246	2,634,045
2.500%, 07/01/51	4,117,969	3,495,026
2.500%, 08/01/51	2,089,283	1,773,147
2.500%, 09/01/51	6,816,503	5,784,814
2.500%, 10/01/51	5,206,096	4,417,943
2.500%, 12/01/51	6,279,727	5,328,550
2.500%, 02/01/52	4,135,509	3,508,792
2.500%, 03/01/52	925,508	784,390
3.000%, 08/01/42	687,780	621,780
3.000%, 09/01/42	582,110	526,250
3.000%, 11/01/42	901,552	815,039
3.000%, 12/01/42	626,440	566,327
3.000%, 01/01/43	438,975	396,851
3.000%, 03/01/43	876,637	792,438
3.000%, 07/01/43	888,769	803,405
3.000%, 09/01/43	520,555	470,557
3.000%, 05/01/45	1,216,977	1,091,963
3.000%, 05/01/46	689,565	617,148
3.000%, 06/01/46	955,360	855,029
3.000%, 08/01/46	1,023,038	915,600
3.000%, 02/01/47	1,427,074	1,275,402
3.000%, 11/01/49	638,144	566,684
3.000%, 12/01/49	1,148,137	1,019,567
3.000%, 01/01/50	1,199,350	1,065,046
3.000%, 02/01/50	584,961	519,456
3.000%, 05/01/50	2,392,644	2,122,170
3.000%, 07/01/50	890,255	789,411
3.000%, 08/01/50	3,623,378	3,212,517
3.000%, 11/01/51	2,497,266	2,206,122

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.000%, 04/01/52	3,732,547	$3,288,584
3.000%, 05/01/52	2,365,256	2,081,466
3.000%, 06/01/52	3,332,618	2,935,449
3.500%, 12/01/40	412,751	385,553
3.500%, 03/01/42	383,659	358,409
3.500%, 05/01/42	723,685	676,057
3.500%, 06/01/42	501,360	468,364
3.500%, 08/01/42	309,973	289,573
3.500%, 09/01/42	1,319,539	1,232,697
3.500%, 01/01/43	495,815	463,184
3.500%, 06/01/43	617,923	573,540
3.500%, 08/01/44	663,899	616,015
3.500%, 02/01/45	726,074	673,705
3.500%, 03/01/45	797,238	739,472
3.500%, 04/01/45	445,223	412,962
3.500%, 09/01/45	621,743	576,693
3.500%, 11/01/45	627,981	582,478
3.500%, 01/01/46	770,003	714,210
3.500%, 03/01/46	715,851	660,938
3.500%, 05/01/46	507,875	468,916
3.500%, 11/01/47	1,183,040	1,091,777
3.500%, 02/01/49	233,334	215,314
3.500%, 08/01/49	272,148	250,572
3.500%, 10/01/49	568,748	523,659
3.500%, 01/01/50	372,818	343,262
3.500%, 02/01/50	185,634	170,917
3.500%, 05/01/50	858,796	789,604
3.500%, 04/01/52	3,713,927	3,385,150
3.500%, 06/01/52	946,015	862,122
3.500%, 08/01/52	3,852,911	3,510,635
4.000%, 08/01/39	276,743	265,765
4.000%, 09/01/39	235,184	225,854
4.000%, 12/01/39	280,939	269,794
4.000%, 06/01/40	283,068	271,885
4.000%, 09/01/40	178,014	170,981
4.000%, 12/01/40	1,528,881	1,468,478
4.000%, 01/01/41	678,406	651,604
4.000%, 12/01/41	270,055	259,233
4.000%, 02/01/42	376,421	361,336
4.000%, 09/01/43	501,647	481,312
4.000%, 05/01/44	525,388	503,521
4.000%, 08/01/44	937,992	898,952
4.000%, 10/01/44	284,093	272,269
4.000%, 11/01/44	733,480	699,076
4.000%, 01/01/45	641,902	615,186
4.000%, 03/01/45	424,815	406,967
4.000%, 10/01/45	591,344	566,501
4.000%, 03/01/47	175,881	167,439
4.000%, 05/01/47	190,246	181,115
4.000%, 06/01/47	1,315,647	1,252,500
4.000%, 07/01/47	309,220	294,379
4.000%, 10/01/47	457,961	435,980
4.000%, 05/01/48	517,886	492,694
4.000%, 06/01/48	438,517	417,186
4.000%, 07/01/48	329,096	313,087

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 09/01/48	158,524	150,813
4.000%, 10/01/48	247,365	235,332
4.000%, 11/01/48	305,639	290,772
4.000%, 04/01/49	508,888	482,583
4.000%, 02/01/50	537,017	509,258
4.000%, 03/01/50	584,051	553,861
4.000%, 09/01/50	449,535	426,326
4.000%, 07/01/52	3,099,207	2,907,274
4.000%, 09/01/52	3,841,036	3,603,161
4.000%, 11/01/52	1,455,030	1,364,921
4.500%, 08/01/33	45,572	44,857
4.500%, 10/01/33	57,087	56,191
4.500%, 04/01/34	47,974	47,227
4.500%, 01/01/39	8,193	8,093
4.500%, 07/01/39	419,577	414,135
4.500%, 09/01/39	512,611	505,963
4.500%, 10/01/39	287,121	283,397
4.500%, 05/01/40	406,229	401,185
4.500%, 08/01/40	454,148	448,065
4.500%, 11/01/40	257,933	254,478
4.500%, 12/01/40	571,202	563,551
4.500%, 04/01/41	1,524,856	1,503,823
4.500%, 05/01/41	304,906	300,630
4.500%, 03/01/44	215,637	212,144
4.500%, 08/01/47	444,938	435,322
4.500%, 10/01/48	221,536	216,204
4.500%, 12/01/48	290,849	283,849
4.500%, 08/01/52	1,885,556	1,812,239
4.500%, 09/01/52	2,855,086	2,744,072
4.500%, 10/01/52	1,914,324	1,839,889
4.500%, 11/01/52	3,374,106	3,242,910
5.000%, 07/01/33	35,183	35,098
5.000%, 08/01/33	153,686	153,316
5.000%, 09/01/33	51,272	51,148
5.000%, 10/01/33	513,125	511,890
5.000%, 03/01/34	63,975	63,821
5.000%, 04/01/34	119,548	119,352
5.000%, 05/01/34	23,575	23,557
5.000%, 09/01/34	98,840	98,761
5.000%, 02/01/35	41,157	41,124
5.000%, 04/01/35	12,057	12,073
5.000%, 05/01/35	14,021	14,039
5.000%, 11/01/35	40,631	40,683
5.000%, 03/01/36	141,881	142,063
5.000%, 07/01/37	109,998	110,624
5.000%, 01/01/39	109,999	110,625
5.000%, 04/01/40	329,040	331,579
5.000%, 07/01/41	205,213	206,819
5.000%, 04/01/49	346,075	344,038
5.000%, 10/01/52	1,894,003	1,855,395
5.000%, 11/01/52	1,442,043	1,412,648
5.000%, 12/01/52	3,861,029	3,782,324
5.000%, 05/01/53	1,980,477	1,939,855
5.000%, 07/01/53	3,500,000	3,428,211
5.500%, 10/01/32	9,690	9,822

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 02/01/33	25,528	$25,878
5.500%, 08/01/33	66,510	67,438
5.500%, 10/01/33	36,618	37,130
5.500%, 12/01/33	171,475	173,869
5.500%, 02/01/34	28,774	29,250
5.500%, 03/01/34	20,546	20,887
5.500%, 04/01/34	12,193	12,395
5.500%, 09/01/34	53,777	54,668
5.500%, 12/01/34	36,679	37,287
5.500%, 01/01/35	39,287	39,938
5.500%, 04/01/35	7,559	7,723
5.500%, 06/01/35	39,971	40,840
5.500%, 01/01/37	49,432	50,693
5.500%, 05/01/37	34,812	35,711
5.500%, 05/01/38	26,696	27,455
5.500%, 06/01/38	25,268	25,986
5.500%, 12/01/52	1,906,973	1,897,797
5.500%, 01/01/53	1,912,683	1,903,479
5.500%, 03/01/53	961,711	957,032
5.500%, 04/01/53	976,097	971,348
5.500%, 05/01/53	1,973,957	1,964,354
5.500%, 07/01/53	4,000,000	3,980,750
6.000%, 11/01/28	138	141
6.000%, 12/01/28	204	208
6.000%, 06/01/31	22,120	22,793
6.000%, 09/01/32	23,280	24,188
6.000%, 01/01/33	4,446	4,619
6.000%, 02/01/33	29,667	30,824
6.000%, 03/01/33	19,891	20,699
6.000%, 04/01/33	62,098	64,622
6.000%, 05/01/33	62,509	65,050
6.000%, 05/01/34	54,290	56,604
6.000%, 09/01/34	52,262	54,490
6.000%, 01/01/35	28,642	29,862
6.000%, 07/01/36	9,316	9,777
6.000%, 09/01/36	38,263	40,159
6.000%, 07/01/37	35,926	37,803
6.000%, 08/01/37	59,809	62,935
6.000%, 10/01/37	39,287	41,340
6.000%, 12/01/38	40,755	42,888
6.000%, 04/01/53	2,890,586	2,915,500
6.000%, 05/01/53	983,815	992,295
6.000%, 07/01/53	2,000,000	2,017,264
6.500%, 05/01/28	7,967	8,286
6.500%, 12/01/28	35,647	37,073
6.500%, 03/01/29	968	1,007
6.500%, 04/01/29	6,472	6,733
6.500%, 05/01/29	214	222
6.500%, 08/01/29	327	340
6.500%, 05/01/30	8,491	8,833
6.500%, 09/01/31	2,731	2,841
6.500%, 06/01/32	6,079	6,324
6.500%, 10/01/33	11,873	12,365
6.500%, 10/01/34	80,600	83,941
6.500%, 10/01/37	12,243	12,976

Agency Sponsored Mortgage - Backed—(Continued)
Fannie Mae 30 Yr. Pool
7.000%, 06/01/26	112	113
7.000%, 06/01/28	3,704	3,728
7.000%, 10/01/29	1,700	1,753
7.000%, 06/01/32	19,353	20,225
7.000%, 10/01/37	56,510	60,911
7.500%, 09/01/25	578	582
7.500%, 06/01/26	634	640
7.500%, 07/01/29	2,040	2,104
7.500%, 10/01/29	1,446	1,469
8.000%, 11/01/29	26	28
8.000%, 05/01/30	10,808	11,175
8.000%, 11/01/30	320	332
8.000%, 01/01/31	494	508
8.000%, 02/01/31	1,253	1,325
Fannie Mae-ACES
1.610%, 03/25/31	962,219	879,023
2.190%, 01/25/30	1,435,000	1,240,243
Freddie Mac 15 Yr. Gold Pool
2.500%, 12/01/27	222,058	210,655
2.500%, 04/01/28	436,711	408,571
2.500%, 12/01/29	631,415	588,661
2.500%, 01/01/31	934,081	869,145
2.500%, 01/01/32	1,620,800	1,506,552
3.000%, 03/01/27	174,768	168,028
3.000%, 05/01/27	243,662	233,959
3.000%, 11/01/28	368,465	350,297
3.000%, 05/01/31	828,117	785,454
3.500%, 12/01/25	127,362	124,215
3.500%, 05/01/26	47,007	45,737
3.500%, 09/01/30	655,292	630,274
4.000%, 05/01/25	49,400	48,507
4.000%, 08/01/25	25,660	25,156
4.000%, 10/01/25	51,830	50,714
5.500%, 01/01/24	778	775
Freddie Mac 15 Yr. Pool
1.500%, 03/01/36	1,471,336	1,268,889
1.500%, 05/01/36	3,859,463	3,328,424
2.000%, 10/01/35	2,283,679	2,027,544
2.000%, 11/01/35	1,804,189	1,601,833
2.000%, 06/01/36	758,925	672,821
2.500%, 08/01/35	1,173,208	1,073,178
3.000%, 10/01/32	418,936	395,235
3.000%, 03/01/35	685,139	642,346
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/33	782,880	734,041
3.000%, 02/01/37	861,708	799,252
3.500%, 04/01/32	465,406	444,759
4.000%, 01/01/31	180,323	175,604
4.000%, 08/01/31	199,431	194,115
4.500%, 05/01/29	40,484	39,651
5.000%, 03/01/27	16,089	15,881
Freddie Mac 20 Yr. Pool
1.500%, 01/01/42	2,737,328	2,223,732
2.000%, 03/01/41	1,955,359	1,662,334
2.000%, 12/01/41	2,664,242	2,259,418
2.500%, 02/01/41	1,446,036	1,271,633

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	898,090	$812,851
3.000%, 01/01/43	668,798	605,321
3.000%, 03/01/43	598,951	542,103
3.000%, 04/01/43	1,383,808	1,252,322
3.000%, 06/01/43	943,658	854,000
3.000%, 06/01/45	974,994	873,436
3.000%, 06/01/46	962,919	862,833
3.000%, 11/01/46	1,081,094	966,194
3.000%, 01/01/47	1,912,586	1,713,867
3.500%, 01/01/42	306,219	286,393
3.500%, 03/01/42	279,168	261,090
3.500%, 02/01/43	486,063	454,587
3.500%, 05/01/43	736,500	688,347
3.500%, 06/01/43	402,898	376,556
3.500%, 06/01/44	345,202	320,663
3.500%, 10/01/44	446,648	414,897
3.500%, 12/01/44	528,140	490,597
3.500%, 05/01/45	686,395	637,408
3.500%, 11/01/45	666,888	619,294
3.500%, 12/01/45	411,546	382,175
3.500%, 03/01/46	1,176,423	1,090,152
3.500%, 06/01/47	543,453	502,112
3.500%, 08/01/47	348,650	322,128
3.500%, 11/01/47	467,852	432,262
4.000%, 06/01/39	180,659	173,681
4.000%, 12/01/39	343,875	330,592
4.000%, 11/01/40	248,332	238,783
4.000%, 04/01/41	295,058	283,552
4.000%, 09/01/41	256,364	246,367
4.000%, 10/01/41	695,676	668,549
4.000%, 11/01/41	230,439	221,454
4.000%, 07/01/44	567,869	544,867
4.000%, 10/01/44	438,166	420,418
4.000%, 07/01/45	687,381	659,262
4.000%, 01/01/46	633,834	607,905
4.000%, 02/01/46	360,205	345,470
4.000%, 06/01/47	571,827	544,995
4.000%, 10/01/47	305,992	291,634
4.000%, 11/01/47	289,555	275,968
4.000%, 03/01/48	460,459	438,853
4.000%, 05/01/48	211,604	201,544
4.000%, 10/01/48	232,872	221,801
4.000%, 11/01/48	281,316	267,942
4.000%, 01/01/49	166,598	158,678
4.500%, 10/01/35	97,934	96,528
4.500%, 06/01/38	142,087	140,046
4.500%, 02/01/39	85,035	83,999
4.500%, 03/01/39	119,651	118,237
4.500%, 04/01/39	131,668	130,112
4.500%, 09/01/39	160,264	158,370
4.500%, 10/01/39	376,912	372,457
4.500%, 11/01/39	108,157	106,878
4.500%, 01/01/40	117,924	116,530
4.500%, 05/01/40	154,355	152,464
4.500%, 11/01/40	223,168	220,434

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.500%, 02/01/41	47,803	47,186
4.500%, 05/01/41	158,390	156,348
4.500%, 06/01/41	97,438	96,182
4.500%, 12/01/43	191,345	188,762
4.500%, 12/01/45	272,875	268,767
4.500%, 08/01/47	414,167	405,679
4.500%, 08/01/48	165,690	161,880
4.500%, 10/01/48	295,315	288,524
4.500%, 12/01/48	190,256	185,881
5.000%, 10/01/33	153,135	152,944
5.000%, 03/01/34	24,422	24,431
5.000%, 08/01/35	146,185	146,544
5.000%, 09/01/35	40,195	40,294
5.000%, 10/01/35	7,081	7,099
5.000%, 01/01/36	122,659	122,960
5.000%, 04/01/38	69,235	69,775
5.000%, 11/01/39	334,511	337,405
5.000%, 05/01/40	381,139	384,523
5.500%, 06/01/34	31,599	32,159
5.500%, 10/01/35	46,489	47,554
5.500%, 01/01/36	74,640	76,351
5.500%, 12/01/37	91,891	94,337
5.500%, 04/01/38	38,825	39,975
5.500%, 07/01/38	50,867	52,373
6.000%, 11/01/28	1,369	1,400
6.000%, 12/01/28	1,105	1,130
6.000%, 04/01/29	619	633
6.000%, 06/01/31	921	950
6.000%, 07/01/31	178	184
6.000%, 09/01/31	30,157	31,110
6.000%, 11/01/32	6,099	6,343
6.000%, 11/01/35	29,074	30,383
6.000%, 02/01/36	36,671	38,321
6.000%, 08/01/36	15,666	16,461
6.000%, 01/01/37	20,810	21,866
6.500%, 02/01/30	3,028	3,152
6.500%, 08/01/31	2,291	2,386
6.500%, 11/01/31	4,822	5,022
6.500%, 03/01/32	91,046	94,839
6.500%, 04/01/32	70,036	72,954
6.500%, 11/01/37	28,726	30,477
7.000%, 12/01/27	284	288
7.000%, 11/01/28	434	445
7.000%, 04/01/29	883	911
7.000%, 05/01/29	197	199
7.000%, 07/01/29	115	116
7.000%, 01/01/31	28,971	29,521
7.500%, 10/01/27	1,835	1,874
7.500%, 10/01/29	2,659	2,778
7.500%, 05/01/30	4,007	4,146
8.000%, 02/01/27	596	609
8.000%, 10/01/28	998	1,025
Freddie Mac 30 Yr. Pool
1.500%, 03/01/51	853,051	662,398
1.500%, 04/01/51	4,308,717	3,345,295

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac 30 Yr. Pool
2.000%, 10/01/50	3,661,397	$2,998,916
2.000%, 11/01/50	3,779,917	3,095,522
2.000%, 12/01/50	6,180,812	5,059,240
2.000%, 01/01/51	9,407,233	7,701,619
2.000%, 02/01/51	3,962,740	3,243,769
2.000%, 05/01/51	5,466,506	4,468,343
2.000%, 06/01/51	1,722,633	1,407,873
2.000%, 07/01/51	5,239,328	4,281,347
2.000%, 08/01/51	4,316,514	3,526,728
2.000%, 12/01/51	4,578,437	3,733,101
2.500%, 03/01/50	1,567,220	1,335,792
2.500%, 07/01/50	4,108,528	3,502,398
2.500%, 09/01/50	2,839,938	2,419,251
2.500%, 10/01/50	2,299,504	1,958,696
2.500%, 12/01/50	3,163,954	2,694,535
2.500%, 04/01/51	4,207,292	3,571,411
2.500%, 07/01/51	5,792,795	4,916,610
2.500%, 08/01/51	4,052,894	3,439,720
2.500%, 12/01/51	2,245,323	1,905,274
3.000%, 01/01/48	413,666	370,223
3.000%, 09/01/49	923,374	820,015
3.000%, 12/01/49	1,193,345	1,059,767
3.000%, 02/01/50	605,120	537,385
3.000%, 04/01/50	1,076,633	955,064
3.000%, 05/01/50	1,024,487	908,688
3.000%, 07/01/50	906,040	803,198
3.000%, 11/01/50	976,692	865,616
3.500%, 10/01/47	484,001	446,653
3.500%, 04/01/49	322,754	297,164
3.500%, 05/01/49	206,497	190,125
3.500%, 10/01/49	437,080	402,426
3.500%, 03/01/50	594,726	547,573
3.500%, 06/01/50	1,139,142	1,047,020
3.500%, 08/01/50	1,649,157	1,515,535
4.000%, 02/01/49	162,011	154,128
4.000%, 06/01/49	322,578	305,902
4.500%, 01/01/49	161,856	157,957
6.500%, 04/01/53	959,516	979,559
Freddie Mac Multifamily Structured Pass-Through Certificates
2.519%, 07/25/29	2,250,000	2,010,857
2.785%, 06/25/29	1,800,000	1,635,934
3.187%, 09/25/27 (a)	1,265,000	1,193,218
3.194%, 07/25/27	685,000	646,669
3.780%, 10/25/28 (a)	4,000,000	3,837,539
3.920%, 09/25/28 (a)	2,900,000	2,812,882
3.926%, 07/25/28 (a)	2,500,000	2,428,110
Ginnie Mae I 15 Yr. Pool 3.000%, 08/15/28	368,823	350,156
Ginnie Mae I 30 Yr. Pool
3.000%, 11/15/42	623,221	566,919
3.000%, 12/15/42	655,941	593,496
3.000%, 02/15/43	469,575	424,872
3.000%, 03/15/43	522,841	475,703
3.000%, 07/15/43	458,548	417,207
3.500%, 02/15/42	159,071	149,860

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.000%, 07/15/39	386,110	372,973
4.000%, 07/15/40	216,494	209,177
4.500%, 01/15/39	79,817	78,977
4.500%, 04/15/39	207,739	205,493
4.500%, 05/15/39	430,983	426,326
4.500%, 08/15/39	160,603	158,838
4.500%, 01/15/40	185,017	183,017
4.500%, 04/15/40	73,712	72,893
4.500%, 02/15/41	50,775	50,211
4.500%, 04/15/41	58,418	57,743
5.000%, 12/15/35	76,030	76,682
5.000%, 12/15/36	17,639	17,601
5.000%, 01/15/39	227,540	228,863
5.000%, 02/15/39	39,250	39,533
5.000%, 08/15/39	243,125	244,837
5.000%, 09/15/39	38,933	39,204
5.000%, 12/15/39	169,543	170,956
5.000%, 05/15/40	134,873	135,873
5.500%, 03/15/36	45,559	46,233
5.500%, 09/15/38	17,837	18,077
5.500%, 08/15/39	56,254	58,040
6.000%, 01/15/29	834	839
6.000%, 01/15/33	61,090	62,989
6.000%, 03/15/35	43,176	44,944
6.000%, 12/15/35	44,193	45,793
6.000%, 09/15/36	36,813	38,143
6.000%, 07/15/38	101,670	106,643
6.500%, 02/15/27	3,514	3,522
6.500%, 07/15/28	1,172	1,178
6.500%, 08/15/28	2,823	2,856
6.500%, 11/15/28	1,363	1,387
6.500%, 12/15/28	3,551	3,591
6.500%, 07/15/29	1,193	1,206
6.500%, 05/15/36	77,975	81,864
7.000%, 01/15/28	500	511
7.000%, 05/15/28	2,575	2,600
7.000%, 06/15/28	2,721	2,775
7.000%, 10/15/28	2,967	3,020
7.000%, 09/15/29	51	51
7.000%, 01/15/31	865	878
7.000%, 03/15/31	197	199
7.000%, 08/15/31	23,372	24,523
7.000%, 07/15/32	9,524	10,024
8.000%, 08/15/26	449	456
8.000%, 09/15/26	547	547
Ginnie Mae II 30 Yr. Pool
2.000%, 11/20/50	4,222,591	3,565,357
2.000%, 01/20/51	2,196,367	1,850,869
2.000%, 03/20/51	3,792,988	3,196,204
2.000%, 04/20/51	3,882,068	3,270,308
2.000%, 05/20/51	8,722,845	7,346,090
2.000%, 06/20/51	2,008,145	1,690,696
2.000%, 10/20/51	2,633,696	2,214,756
2.000%, 12/20/51	2,246,860	1,888,342
2.500%, 02/20/50	883,384	770,705

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
2.500%, 06/20/50	3,197,532	$2,786,121
2.500%, 07/20/50	2,305,076	2,007,853
2.500%, 09/20/50	3,822,333	3,327,348
2.500%, 10/20/50	1,125,571	979,499
2.500%, 11/20/50	1,713,909	1,491,009
2.500%, 12/20/50	1,787,318	1,555,386
2.500%, 04/20/51	2,196,800	1,906,758
2.500%, 08/20/51	2,505,735	2,172,118
2.500%, 09/20/51	4,254,272	3,686,668
2.500%, 12/20/51	4,437,775	3,843,220
2.500%, 04/20/52	2,310,488	2,000,072
3.000%, 12/20/42	637,724	582,722
3.000%, 03/20/43	585,461	531,102
3.000%, 12/20/44	539,846	491,814
3.000%, 04/20/45	488,421	444,662
3.000%, 08/20/45	881,586	802,438
3.000%, 11/20/45	472,269	429,869
3.000%, 01/20/46	771,323	702,074
3.000%, 09/20/46	843,030	766,396
3.000%, 10/20/46	862,844	784,409
3.000%, 11/20/46	909,765	827,065
3.000%, 01/20/47	940,652	855,144
3.000%, 04/20/47	412,861	374,089
3.000%, 02/20/48	596,718	540,681
3.000%, 10/20/49	654,213	590,189
3.000%, 01/20/50	1,723,217	1,553,141
3.000%, 05/20/50	1,361,312	1,226,842
3.000%, 07/20/50	875,773	788,902
3.000%, 11/20/50	1,917,654	1,725,060
3.000%, 05/20/52	4,224,825	3,778,334
3.500%, 12/20/41	373,671	353,071
3.500%, 08/20/42	342,910	323,768
3.500%, 01/20/43	485,665	458,555
3.500%, 05/20/43	745,399	702,972
3.500%, 07/20/44	714,246	673,059
3.500%, 02/20/45	733,233	690,951
3.500%, 06/20/45	456,926	428,851
3.500%, 08/20/45	1,079,589	1,013,255
3.500%, 10/20/45	716,681	673,661
3.500%, 12/20/45	659,676	619,143
3.500%, 01/20/46	627,218	588,679
3.500%, 02/20/46	511,278	479,863
3.500%, 06/20/46	561,278	526,326
3.500%, 02/20/47	889,601	834,204
3.500%, 03/20/47	750,531	701,634
3.500%, 09/20/47	310,515	290,284
3.500%, 10/20/48	148,791	139,023
3.500%, 05/20/49	270,705	252,891
3.500%, 07/20/49	297,049	277,422
3.500%, 09/20/49	795,901	742,990
3.500%, 10/20/49	494,852	461,955
3.500%, 11/20/49	685,238	639,592
3.500%, 12/20/49	446,636	416,824
3.500%, 02/20/50	570,380	532,308
3.500%, 06/20/50	650,715	603,845

Agency Sponsored Mortgage - Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
3.500%, 02/20/51	1,067,518	995,976
3.500%, 08/20/52	1,909,770	1,762,130
4.000%, 11/20/40	321,733	313,202
4.000%, 12/20/40	443,523	431,762
4.000%, 11/20/43	214,271	206,975
4.000%, 04/20/44	301,695	291,141
4.000%, 05/20/44	362,361	349,684
4.000%, 09/20/44	596,178	575,321
4.000%, 11/20/44	157,980	152,453
4.000%, 10/20/45	549,841	529,786
4.000%, 11/20/45	297,311	286,467
4.000%, 03/20/47	113,829	109,525
4.000%, 04/20/47	453,582	435,087
4.000%, 09/20/47	416,545	399,561
4.000%, 07/20/48	289,920	277,485
4.000%, 08/20/48	208,070	199,146
4.000%, 09/20/48	376,106	359,975
4.000%, 07/20/49	383,661	367,020
4.000%, 05/20/50	553,293	529,295
4.000%, 07/20/52	2,404,986	2,272,313
4.000%, 10/20/52	1,466,386	1,385,491
4.500%, 08/20/40	258,934	256,400
4.500%, 12/20/40	197,256	195,325
4.500%, 04/20/41	147,288	146,270
4.500%, 03/20/42	157,951	156,860
4.500%, 10/20/43	186,019	183,367
4.500%, 03/20/47	287,689	283,106
4.500%, 03/20/49	198,262	193,883
4.500%, 08/20/52	2,414,173	2,328,979
4.500%, 10/20/52	2,932,598	2,829,110
5.000%, 08/20/40	136,568	138,168
5.000%, 10/20/40	149,790	151,545
5.000%, 06/20/44	316,244	319,949
5.000%, 10/20/48	221,037	220,193
5.000%, 01/20/49	153,131	152,546
5.000%, 04/20/53	1,990,785	1,954,959
5.500%, 04/20/53	2,985,648	2,971,555
6.000%, 01/20/53	985,122	991,419
6.500%, 06/20/31	6,382	6,655
7.500%, 02/20/28	485	496

		545,782,156

Federal Agencies—1.2%
Federal Farm Credit Banks Funding Corp. 4.750%, 03/09/26	2,000,000	2,001,900
Federal Home Loan Banks
2.875%, 09/13/24	2,600,000	2,520,128
3.000%, 09/10/27	2,000,000	1,886,880
3.250%, 11/16/28 (b)	2,700,000	2,584,737
4.875%, 09/13/24	1,000,000	993,000
Federal Home Loan Mortgage Corp.
0.375%, 09/23/25	1,100,000	996,369
1.500%, 02/12/25 (b)	1,500,000	1,417,035
6.250%, 07/15/32 (b)	1,600,000	1,869,072
6.750%, 03/15/31	900,000	1,053,864

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
Federal National Mortgage Association 0.750%, 10/08/27 (b)	1,500,000	$1,301,385
2.125%, 04/24/26 (b)	2,500,000	2,340,475
2.625%, 09/06/24	800,000	776,016
6.625%, 11/15/30 (b)	1,450,000	1,679,723
Tennessee Valley Authority 3.500%, 12/15/42	1,600,000	1,339,920

		22,760,504

U.S. Treasury—40.5%
U.S. Treasury Bonds
1.125%, 05/15/40 (b)	7,100,000	4,603,906
1.125%, 08/15/40 (b)	3,200,000	2,058,500
1.250%, 05/15/50	3,200,000	1,800,000
1.375%, 11/15/40 (b)	5,500,000	3,681,563
1.375%, 08/15/50	7,600,000	4,418,687
1.625%, 11/15/50 (b)	2,500,000	1,553,516
1.750%, 08/15/41	4,300,000	3,022,766
1.875%, 02/15/41	5,200,000	3,777,312
1.875%, 02/15/51 (b)	5,800,000	3,842,500
1.875%, 11/15/51	6,500,000	4,292,031
2.000%, 02/15/50	8,000,000	5,485,000
2.000%, 08/15/51	7,500,000	5,114,062
2.250%, 05/15/41	3,700,000	2,850,156
2.250%, 08/15/46	3,000,000	2,191,875
2.250%, 08/15/49	6,000,000	4,362,187
2.250%, 02/15/52 (b)	2,100,000	1,518,234
2.375%, 02/15/42	1,300,000	1,012,375
2.375%, 05/15/51	5,100,000	3,793,125
2.500%, 05/15/46	4,800,000	3,690,750
2.750%, 08/15/42	4,820,000	3,971,981
2.750%, 11/15/42	1,200,000	987,188
2.750%, 08/15/47 (b)	3,000,000	2,413,125
2.750%, 11/15/47	800,000	643,625
2.875%, 05/15/43	3,260,000	2,725,666
2.875%, 08/15/45 (b)	3,700,000	3,053,656
2.875%, 11/15/46 (b)	4,600,000	3,789,969
2.875%, 05/15/49	2,300,000	1,901,813
2.875%, 05/15/52	3,900,000	3,233,344
3.000%, 11/15/44	2,600,000	2,200,656
3.000%, 05/15/45	3,100,000	2,618,531
3.000%, 02/15/47 (b)	3,000,000	2,525,625
3.000%, 05/15/47 (b)	2,800,000	2,358,125
3.000%, 08/15/48	7,700,000	6,498,078
3.000%, 02/15/49	7,300,000	6,175,344
3.000%, 08/15/52	4,700,000	3,998,672
3.125%, 11/15/41	3,000,000	2,642,813
3.125%, 02/15/43	3,270,000	2,850,520
3.125%, 08/15/44	4,700,000	4,066,969
3.250%, 05/15/42 (b)	3,100,000	2,766,750
3.375%, 08/15/42	2,200,000	1,997,188
3.375%, 05/15/44	3,000,000	2,704,688
3.375%, 11/15/48	5,000,000	4,521,094
3.500%, 02/15/39	1,872,000	1,794,488
3.625%, 08/15/43	2,600,000	2,439,938

U.S. Treasury—(Continued)
U.S. Treasury Bonds
3.625%, 02/15/44	2,420,000	2,267,238
3.625%, 02/15/53	4,300,000	4,130,016
3.750%, 08/15/41	1,300,000	1,255,719
3.875%, 02/15/43	2,000,000	1,950,625
3.875%, 05/15/43	2,000,000	1,951,563
4.000%, 11/15/42	1,000,000	994,219
4.000%, 11/15/52	500,000	513,906
4.250%, 05/15/39	2,200,000	2,301,750
4.250%, 11/15/40	1,780,000	1,850,366
4.375%, 11/15/39	1,900,000	2,011,625
4.375%, 05/15/40	1,220,000	1,289,006
4.375%, 05/15/41 (b)	1,350,000	1,420,664
4.500%, 02/15/36	600,000	647,063
4.500%, 05/15/38	1,500,000	1,614,844
4.625%, 02/15/40	1,300,000	1,416,797
5.250%, 02/15/29	750,000	789,961
6.250%, 05/15/30	2,500,000	2,830,078
U.S. Treasury Notes
0.250%, 07/31/25 (b)	7,000,000	6,368,359
0.250%, 08/31/25	5,100,000	4,627,453
0.250%, 09/30/25 (b)	9,000,000	8,152,031
0.375%, 07/15/24 (b)	13,000,000	12,346,445
0.375%, 08/15/24	7,000,000	6,622,656
0.375%, 09/15/24	10,100,000	9,518,855
0.375%, 04/30/25	7,200,000	6,624,281
0.375%, 11/30/25	6,100,000	5,506,203
0.375%, 12/31/25	7,200,000	6,489,563
0.375%, 01/31/26	11,200,000	10,054,625
0.375%, 07/31/27	3,100,000	2,651,711
0.375%, 09/30/27	6,300,000	5,361,398
0.500%, 03/31/25 (b)	4,000,000	3,699,844
0.500%, 02/28/26	6,100,000	5,479,992
0.500%, 04/30/27	4,000,000	3,466,250
0.500%, 10/31/27	7,600,000	6,487,312
0.625%, 07/31/26	6,100,000	5,434,719
0.625%, 11/30/27 (b)	7,000,000	5,994,844
0.625%, 12/31/27	7,200,000	6,152,625
0.625%, 05/15/30 (b)	10,000,000	8,012,500
0.625%, 08/15/30	9,600,000	7,648,500
0.750%, 01/31/28	6,100,000	5,232,656
0.875%, 06/30/26	6,000,000	5,406,094
0.875%, 11/15/30 (b)	12,700,000	10,279,062
1.000%, 07/31/28 (b)	4,000,000	3,430,938
1.125%, 02/28/25	3,800,000	3,561,609
1.125%, 10/31/26	6,700,000	6,025,289
1.125%, 02/29/28	1,200,000	1,045,781
1.125%, 08/31/28	6,000,000	5,170,312
1.125%, 02/15/31	11,500,000	9,458,750
1.250%, 11/30/26	2,100,000	1,892,133
1.250%, 12/31/26	7,600,000	6,840,594
1.250%, 03/31/28	5,100,000	4,462,500
1.250%, 04/30/28	6,000,000	5,241,562
1.250%, 05/31/28	3,400,000	2,966,500
1.250%, 06/30/28	5,900,000	5,136,687
1.250%, 09/30/28	6,000,000	5,194,219

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

U.S. Treasury—(Continued)
U.S. Treasury Notes
1.250%, 08/15/31	14,000,000	$11,490,937
1.375%, 10/31/28	3,300,000	2,871,258
1.375%, 11/15/31	10,200,000	8,410,219
1.500%, 10/31/24	8,100,000	7,707,340
1.500%, 11/30/24 (b)	7,600,000	7,215,547
1.500%, 02/15/25	2,100,000	1,982,121
1.500%, 08/15/26	5,600,000	5,118,750
1.500%, 01/31/27 (b)	4,000,000	3,623,750
1.500%, 11/30/28 (b)	8,500,000	7,435,508
1.500%, 02/15/30 (b)	8,300,000	7,110,766
1.625%, 02/15/26	6,400,000	5,930,000
1.625%, 05/15/26	4,900,000	4,522,547
1.625%, 09/30/26 (b)	6,000,000	5,495,625
1.625%, 08/15/29	4,500,000	3,925,195
1.625%, 05/15/31	9,800,000	8,330,000
1.750%, 01/31/29	5,000,000	4,420,703
1.875%, 08/31/24	10,200,000	9,800,367
1.875%, 06/30/26	6,900,000	6,403,523
1.875%, 02/28/27	8,700,000	7,974,773
1.875%, 02/28/29	2,100,000	1,867,688
1.875%, 02/15/32 (b)	11,200,000	9,595,250
2.000%, 02/15/25	7,600,000	7,232,766
2.000%, 08/15/25	5,100,000	4,810,336
2.000%, 11/15/26	7,300,000	6,753,070
2.125%, 05/15/25 (b)	5,500,000	5,222,207
2.125%, 05/31/26 (b)	6,800,000	6,360,125
2.250%, 11/15/24	6,700,000	6,433,047
2.250%, 11/15/25	10,800,000	10,202,625
2.250%, 02/15/27 (b)	7,800,000	7,254,000
2.250%, 08/15/27	6,100,000	5,638,687
2.250%, 11/15/27	2,600,000	2,394,641
2.375%, 08/15/24	5,600,000	5,419,313
2.375%, 05/15/27	8,000,000	7,448,750
2.375%, 05/15/29	6,800,000	6,199,156
2.500%, 01/31/25	10,100,000	9,692,449
2.500%, 02/28/26	6,700,000	6,350,344
2.500%, 03/31/27	5,100,000	4,779,656
2.625%, 04/15/25	8,000,000	7,672,812
2.625%, 05/31/27	10,000,000	9,396,875
2.625%, 02/15/29	8,300,000	7,689,172
2.750%, 02/28/25	6,900,000	6,646,910
2.750%, 04/30/27	7,200,000	6,801,750
2.750%, 02/15/28	6,000,000	5,639,531
2.750%, 05/31/29	9,500,000	8,845,391
2.750%, 08/15/32	8,700,000	7,976,812
2.875%, 04/30/25	8,400,000	8,086,969
2.875%, 07/31/25	6,600,000	6,343,219
2.875%, 05/15/28	5,900,000	5,567,664
2.875%, 08/15/28	6,000,000	5,652,656
2.875%, 05/15/32	4,000,000	3,709,375
3.125%, 08/15/25	6,100,000	5,890,789
3.125%, 11/15/28	8,000,000	7,621,875
3.125%, 08/31/29	5,300,000	5,035,000
3.375%, 05/15/33	3,100,000	2,989,563
3.500%, 01/31/28	4,000,000	3,884,688

U.S. Treasury—(Continued)
U.S. Treasury Notes
3.500%, 01/31/30	8,200,000	7,959,125
3.500%, 02/15/33	6,500,000	6,332,422
3.875%, 01/15/26	5,000,000	4,907,031
3.875%, 11/30/27 (b)	4,000,000	3,943,750
3.875%, 12/31/27	500,000	493,086
3.875%, 09/30/29	4,900,000	4,852,531
4.000%, 12/15/25	6,000,000	5,906,250
4.000%, 10/31/29	5,000,000	4,988,281
4.125%, 09/30/27 (b)	4,000,000	3,977,813
4.125%, 10/31/27 (b)	5,900,000	5,869,117
4.250%, 09/30/24	11,000,000	10,854,766
4.375%, 10/31/24 (b)	4,000,000	3,951,719
4.500%, 11/15/25 (b)	4,900,000	4,875,117

		803,013,781

Total U.S. Treasury & Government Agencies (Cost $1,548,482,251)		1,371,556,441

Corporate Bonds & Notes—26.0%

Aerospace/Defense—0.5%
Boeing Co. (The)
5.150%, 05/01/30 (b)	2,300,000	2,278,127
5.930%, 05/01/60	1,100,000	1,088,901
7.250%, 06/15/25	460,000	470,511
Lockheed Martin Corp.
3.550%, 01/15/26 (b)	523,000	507,723
4.090%, 09/15/52	954,000	838,280
Northrop Grumman Corp. 3.250%, 01/15/28 (b)	1,100,000	1,028,753
Northrop Grumman Systems Corp. 7.750%, 02/15/31 (b)	515,000	596,494
Raytheon Technologies Corp.
3.125%, 05/04/27 (b)	1,000,000	935,930
4.500%, 06/01/42	1,645,000	1,515,341
7.500%, 09/15/29 (b)	200,000	225,242

		9,485,302

Agriculture—0.3%
Altria Group, Inc. 5.950%, 02/14/49	1,200,000	1,134,528
BAT Capital Corp. 4.390%, 08/15/37 (b)	1,300,000	1,038,830
Philip Morris International, Inc. 3.250%, 11/10/24 (b)	1,000,000	971,550
Reynolds American, Inc. 4.450%, 06/12/25 (b)	2,800,000	2,722,020

		5,866,928

Airlines—0.1%
Southwest Airlines Co. 5.125%, 06/15/27 (b)	1,900,000	1,885,807

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Apparel—0.1%
NIKE, Inc. 2.750%, 03/27/27 (b)	2,000,000	$1,880,160

Auto Manufacturers—0.4%
American Honda Finance Corp.
2.250%, 01/12/29	1,000,000	869,470
2.300%, 09/09/26	300,000	275,955
General Motors Financial Co., Inc.
1.250%, 01/08/26 (b)	1,200,000	1,071,996
4.350%, 01/17/27 (b)	3,200,000	3,069,056
Mercedes-Benz Finance North America LLC 8.500%, 01/18/31	550,000	683,419
Toyota Motor Credit Corp. 3.375%, 04/01/30 (b)	2,600,000	2,393,274

		8,363,170

Banks—5.6%
Banco Santander S.A. 4.379%, 04/12/28 (b)	2,200,000	2,073,324
Bank of America Corp.
2.676%, SOFR + 1.930%, 06/19/41 (a)	3,000,000	2,107,320
2.687%, SOFR + 1.320%, 04/22/32 (a)	2,000,000	1,656,980
4.200%, 08/26/24	3,000,000	2,944,170
5.015%, SOFR + 2.160%, 07/22/33 (a) (b)	3,100,000	3,026,003
5.875%, 02/07/42 (b)	3,000,000	3,198,060
Bank of Montreal 0.949%, SOFR + 0.603%, 01/22/27 (a) (b)	2,300,000	2,051,071
Bank of New York Mellon Corp. (The) 3.442%, 3M TSFR + 1.331%, 02/07/28 (a) (b)	1,800,000	1,694,520
Bank of Nova Scotia (The) 4.850%, 02/01/30	1,000,000	964,727
Barclays plc 4.375%, 01/12/26 (b)	3,500,000	3,360,840
Canadian Imperial Bank of Commerce 2.250%, 01/28/25 (b)	1,000,000	948,330
Citigroup, Inc.
2.572%, SOFR + 2.107%, 06/03/31 (a) (b)	2,500,000	2,084,775
3.200%, 10/21/26	1,700,000	1,591,489
4.000%, 08/05/24 (b)	900,000	883,611
4.412%, SOFR + 3.914%, 03/31/31 (a)	2,900,000	2,728,233
4.650%, 07/23/48 (b)	1,300,000	1,178,099
Cooperatieve Rabobank UA 5.750%, 12/01/43 (b)	1,200,000	1,204,404
Deutsche Bank AG 2.129%, SOFR + 1.870%, 11/24/26 (a)	2,000,000	1,775,680
Discover Bank 2.450%, 09/12/24 (b)	1,400,000	1,326,150
Fifth Third Bancorp 8.250%, 03/01/38 (b)	1,175,000	1,347,044
Goldman Sachs Group, Inc. (The)
3.210%, SOFR + 1.513%, 04/22/42 (a)	1,600,000	1,181,984
3.850%, 01/26/27 (b)	1,900,000	1,809,028
4.223%, 3M TSFR + 1.563%, 05/01/29 (a)	1,900,000	1,795,006
6.125%, 02/15/33 (b)	2,075,000	2,229,380

Banks—(Continued)
HSBC Holdings plc
3.973%, 3M TSFR + 1.872%, 05/22/30 (a) (b)	3,500,000	3,141,565
4.250%, 03/14/24	1,400,000	1,379,588
6.500%, 09/15/37 (b)	1,205,000	1,258,948
JPMorgan Chase & Co.
1.953%, SOFR + 1.065%, 02/04/32 (a)	2,100,000	1,673,658
2.522%, SOFR + 2.040%, 04/22/31 (a) (b)	2,000,000	1,693,820
2.950%, 10/01/26 (b)	2,000,000	1,877,180
3.882%, 3M TSFR + 1.622%, 07/24/38 (a)	1,000,000	862,810
3.900%, 07/15/25 (b)	4,700,000	4,582,876
3.964%, 3M TSFR + 1.642%, 11/15/48 (a)	2,400,000	1,963,344
KeyBank N.A. 3.300%, 06/01/25 (b)	2,800,000	2,567,292
KFW
0.500%, 09/20/24	1,000,000	942,800
1.750%, 09/14/29 (b)	2,000,000	1,749,020
3.750%, 02/15/28	2,000,000	1,956,440
Landwirtschaftliche Rentenbank 3.875%, 09/28/27	1,000,000	982,820
Lloyds Banking Group plc
3.574%, 3M LIBOR + 1.205%, 11/07/28 (a)	1,800,000	1,631,934
4.650%, 03/24/26	1,700,000	1,623,024
Mitsubishi UFJ Financial Group, Inc.
0.953%, 1Y H15 + 0.550%, 07/19/25 (a)	2,000,000	1,889,800
3.850%, 03/01/26 (b)	1,000,000	958,620
Mizuho Financial Group, Inc. 4.018%, 03/05/28 (b)	1,800,000	1,692,180
Morgan Stanley
4.300%, 01/27/45	1,900,000	1,662,120
4.350%, 09/08/26 (b)	3,800,000	3,670,230
7.250%, 04/01/32	1,850,000	2,100,268
PNC Bank N.A. 2.950%, 02/23/25	2,100,000	1,998,465
Royal Bank of Canada 1.600%, 01/21/25 (b)	2,100,000	1,974,756
Sumitomo Mitsui Financial Group, Inc. 2.632%, 07/14/26 (b)	4,700,000	4,324,047
Toronto-Dominion Bank (The) 3.766%, 06/06/25 (b)	1,000,000	970,110
Truist Financial Corp. 1.267%, SOFR + 0.609%, 03/02/27 (a)	2,000,000	1,765,240
U.S. Bancorp 3.600%, 09/11/24 (b)	3,000,000	2,913,540
UBS Group AG 4.550%, 04/17/26	2,700,000	2,594,538
Wells Fargo & Co.
2.879%, 3M TSFR + 1.432%, 10/30/30 (a) (b)	2,400,000	2,074,416
3.000%, 10/23/26 (b)	2,000,000	1,858,420
5.013%, 3M TSFR + 4.502%, 04/04/51 (a)	1,000,000	928,530
5.606%, 01/15/44 (b)	2,200,000	2,111,032
Westpac Banking Corp. 2.668%, 5Y H15 + 1.750%, 11/15/35 (a)	1,700,000	1,302,625

		111,836,284

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.6%
Anheuser-Busch InBev Worldwide, Inc.
4.439%, 10/06/48 (b)	1,165,000	$1,050,865
5.550%, 01/23/49 (b)	1,900,000	2,001,061
Coca-Cola Co. (The) 1.650%, 06/01/30 (b)	2,400,000	2,000,616
Constellation Brands, Inc. 3.150%, 08/01/29 (b)	1,900,000	1,715,434
Diageo Capital plc 2.375%, 10/24/29 (b)	1,400,000	1,215,228
Keurig Dr Pepper, Inc. 4.597%, 05/25/28 (b)	1,200,000	1,175,952
PepsiCo, Inc.
2.750%, 03/19/30 (b)	800,000	720,064
4.450%, 04/14/46 (b)	1,300,000	1,253,486

		11,132,706

Biotechnology—0.3%
Amgen, Inc.
2.000%, 01/15/32 (b)	1,600,000	1,271,728
4.663%, 06/15/51	1,000,000	895,850
5.650%, 03/02/53 (b)	2,000,000	2,027,600
Biogen, Inc. 4.050%, 09/15/25 (b)	300,000	290,478
Gilead Sciences, Inc. 3.650%, 03/01/26	2,000,000	1,925,220

		6,410,876

Building Materials—0.1%
Carrier Global Corp. 2.493%, 02/15/27 (b)	2,000,000	1,824,280
Trane Technologies Luxembourg Finance S.A. 3.800%, 03/21/29 (b)	1,000,000	942,060

		2,766,340

Chemicals—0.3%
Dow Chemical Co. (The)
4.375%, 11/15/42 (b)	1,000,000	846,550
9.400%, 05/15/39	650,000	874,699
DuPont de Nemours, Inc. 5.419%, 11/15/48 (b)	1,000,000	988,090
LyondellBasell Industries NV 4.625%, 02/26/55 (b)	1,400,000	1,142,092
Nutrien, Ltd. 4.200%, 04/01/29 (b)	1,000,000	946,490
Sherwin-Williams Co. (The) 3.450%, 06/01/27 (b)	1,800,000	1,697,778
Westlake Corp. 3.125%, 08/15/51 (b)	500,000	313,485

		6,809,184

Commercial Services—0.3%
Global Payments, Inc. 2.900%, 05/15/30 (b)	900,000	762,759

Commercial Services—(Continued)
Massachusetts Institute of Technology 2.294%, 07/01/51	1,200,000	763,200
PayPal Holdings, Inc. 2.850%, 10/01/29 (b)	2,000,000	1,775,740
S&P Global, Inc. 2.300%, 08/15/60	1,600,000	926,592
Yale University 2.402%, 04/15/50	2,000,000	1,321,920

		5,550,211

Computers—0.5%
Apple, Inc.
2.550%, 08/20/60	1,000,000	658,950
2.650%, 02/08/51	1,500,000	1,035,780
3.350%, 08/08/32	2,300,000	2,143,255
Dell International LLC / EMC Corp. 5.300%, 10/01/29	1,800,000	1,785,798
Hewlett Packard Enterprise Co. 4.900%, 10/15/25	1,400,000	1,380,960
HP, Inc. 4.000%, 04/15/29 (b)	1,000,000	933,180
International Business Machines Corp.
3.300%, 05/15/26 (b)	1,900,000	1,810,947
4.000%, 06/20/42 (b)	1,200,000	1,013,412

		10,762,282

Cosmetics/Personal Care—0.2%
Estee Lauder Cos., Inc. (The) 1.950%, 03/15/31 (b)	1,100,000	903,958
Kenvue, Inc. 5.050%, 03/22/53 (144A)	1,000,000	1,019,410
Procter & Gamble Co. (The) 3.550%, 03/25/40 (b)	900,000	795,969
Unilever Capital Corp. 2.900%, 05/05/27 (b)	1,500,000	1,402,920

		4,122,257

Diversified Financial Services—0.9%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/32 (b)	1,000,000	817,480
3.650%, 07/21/27 (b)	1,900,000	1,744,352
Air Lease Corp. 2.875%, 01/15/26	900,000	833,337
American Express Co. 3.300%, 05/03/27 (b)	3,000,000	2,801,850
BlackRock, Inc. 3.500%, 03/18/24 (b)	2,300,000	2,262,280
Capital One Financial Corp. 3.800%, 01/31/28 (b)	1,800,000	1,657,638
Charles Schwab Corp. (The) 4.625%, 03/22/30 (b)	900,000	882,297
Intercontinental Exchange, Inc.
3.000%, 06/15/50	1,000,000	693,700
3.750%, 12/01/25	1,000,000	970,640

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Mastercard, Inc. 3.350%, 03/26/30 (b)	1,700,000	$1,584,825
Nasdaq, Inc. 3.950%, 03/07/52	700,000	537,488
Nomura Holdings, Inc. 2.679%, 07/16/30 (b)	1,000,000	818,090
Visa, Inc. 1.100%, 02/15/31 (b)	3,100,000	2,448,690

		18,052,667

Electric—2.0%
Appalachian Power Co. 3.700%, 05/01/50 (b)	900,000	679,383
CenterPoint Energy Houston Electric LLC 4.500%, 04/01/44	1,300,000	1,163,240
CMS Energy Corp. 4.750%, 5Y H15 + 4.116%, 06/01/50 (a) (b)	1,500,000	1,292,145
Commonwealth Edison Co. 3.000%, 03/01/50 (b)	900,000	622,764
Connecticut Light & Power Co. (The) 4.000%, 04/01/48	1,000,000	843,830
Consolidated Edison Co. of New York, Inc. 3.950%, 03/01/43	2,070,000	1,687,091
Constellation Energy Generation LLC 5.600%, 03/01/28	1,000,000	1,009,370
Dominion Energy, Inc.
3.900%, 10/01/25 (b)	1,900,000	1,834,849
4.600%, 03/15/49 (b)	800,000	687,536
DTE Electric Co. 3.700%, 03/15/45	1,000,000	794,080
Duke Energy Carolinas LLC
3.550%, 03/15/52	1,000,000	762,700
5.300%, 02/15/40 (b)	2,000,000	2,005,060
Duke Energy Corp. 2.650%, 09/01/26 (b)	1,000,000	924,880
Entergy Louisiana LLC 4.000%, 03/15/33 (b)	1,000,000	909,300
Evergy, Inc. 2.900%, 09/15/29 (b)	1,500,000	1,309,305
Exelon Corp.
3.400%, 04/15/26 (b)	1,000,000	952,600
5.625%, 06/15/35	500,000	506,100
Florida Power & Light Co. 5.950%, 02/01/38	1,700,000	1,826,582
Georgia Power Co. 4.300%, 03/15/42 (b)	2,000,000	1,724,520
Louisville Gas and Electric Co. 4.250%, 04/01/49	800,000	668,088
MidAmerican Energy Co.
3.650%, 04/15/29 (b)	1,700,000	1,580,388
4.250%, 07/15/49	1,500,000	1,276,140
National Rural Utilities Cooperative Finance Corp. 2.400%, 03/15/30 (b)	1,800,000	1,523,340
Northern States Power Co. 6.250%, 06/01/36 (b)	1,200,000	1,301,364

Electric—(Continued)
Oncor Electric Delivery Co. LLC 3.100%, 09/15/49	900,000	636,885
Pacific Gas and Electric Co. 2.500%, 02/01/31	3,000,000	2,353,410
PG&E Wildfire Recovery Funding LLC
4.722%, 06/01/37	160,000	156,330
5.212%, 12/01/47	1,100,000	1,097,283
Public Service Electric & Gas Co. 1.900%, 08/15/31 (b)	1,600,000	1,285,872
Sempra Energy 3.400%, 02/01/28	1,100,000	1,013,969
Southern California Edison Co.
3.650%, 03/01/28 (b)	900,000	840,861
4.000%, 04/01/47 (b)	1,000,000	796,970
Southwestern Electric Power Co. 4.100%, 09/15/28 (b)	1,800,000	1,708,452
Union Electric Co. 3.500%, 03/15/29 (b)	1,800,000	1,659,132

		39,433,819

Electrical Components & Equipment—0.0%
Emerson Electric Co. 2.200%, 12/21/31 (b)	500,000	414,120

Electronics—0.1%
Honeywell International, Inc. 2.500%, 11/01/26 (b)	1,800,000	1,681,488

Entertainment—0.0%
Warnermedia Holdings, Inc. 5.141%, 03/15/52	600,000	489,270

Environmental Control—0.1%
Waste Connections, Inc. 2.200%, 01/15/32 (b)	500,000	404,300
Waste Management, Inc. 3.150%, 11/15/27 (b)	1,800,000	1,689,228

		2,093,528

Food—0.4%
Conagra Brands, Inc. 4.850%, 11/01/28 (b)	1,300,000	1,268,514
General Mills, Inc. 4.200%, 04/17/28 (b)	1,500,000	1,457,190
Kraft Heinz Foods Co. 5.000%, 07/15/35 (b)	1,600,000	1,575,328
Kroger Co. (The) 2.200%, 05/01/30 (b)	1,000,000	827,620
Sysco Corp. 6.600%, 04/01/50	900,000	1,026,099
Tyson Foods, Inc. 3.550%, 06/02/27	1,200,000	1,128,516

		7,283,267

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Forest Products & Paper—0.0%
International Paper Co. 4.400%, 08/15/47 (b)	800,000	$673,368

Gas—0.1%
Atmos Energy Corp. 1.500%, 01/15/31 (b)	1,100,000	866,965
NiSource, Inc. 4.800%, 02/15/44	1,500,000	1,364,100

		2,231,065

Hand/Machine Tools—0.1%
Stanley Black & Decker, Inc. 3.000%, 05/15/32	1,800,000	1,529,982

Healthcare-Products—0.3%
Abbott Laboratories 4.750%, 11/30/36 (b)	1,300,000	1,304,290
Boston Scientific Corp. 1.900%, 06/01/25 (b)	1,900,000	1,781,402
DH Europe Finance II Sarl 3.250%, 11/15/39	900,000	733,248
Medtronic, Inc. 4.625%, 03/15/45 (b)	933,000	906,577
Stryker Corp. 1.150%, 06/15/25 (b)	1,000,000	921,770

		5,647,287

Healthcare-Services—0.7%
CommonSpirit Health 3.910%, 10/01/50	1,500,000	1,159,935
Elevance Health, Inc. 5.850%, 01/15/36	1,800,000	1,841,814
HCA, Inc.
4.125%, 06/15/29	1,800,000	1,667,124
5.900%, 06/01/53	1,000,000	991,440
Humana, Inc. 4.875%, 04/01/30	800,000	783,168
Kaiser Foundation Hospitals 3.002%, 06/01/51 (b)	1,000,000	701,180
Laboratory Corp. of America Holdings 3.600%, 02/01/25 (b)	500,000	483,755
UnitedHealth Group, Inc.
3.500%, 08/15/39	900,000	754,515
3.750%, 07/15/25	2,600,000	2,530,918
4.250%, 06/15/48	1,000,000	881,470
4.950%, 05/15/62	1,300,000	1,252,069

		13,047,388

Home Builders—0.1%
Lennar Corp. 4.750%, 11/29/27 (b)	1,300,000	1,264,068

Household Products/Wares—0.1%
Kimberly-Clark Corp. 3.100%, 03/26/30 (b)	1,100,000	1,004,025

Insurance—0.7%
Allstate Corp. (The) 1.450%, 12/15/30 (b)	1,100,000	854,458
American International Group, Inc. 3.400%, 06/30/30 (b)	800,000	709,032
Aon Corp./Aon Global Holdings plc 5.350%, 02/28/33 (b)	1,000,000	1,008,230
AXA S.A. 8.600%, 12/15/30 (b)	1,165,000	1,403,522
Berkshire Hathaway Finance Corp. 4.200%, 08/15/48 (b)	1,700,000	1,531,870
Berkshire Hathaway, Inc. 3.125%, 03/15/26 (b)	1,500,000	1,445,130
Chubb Corp. (The) 6.000%, 05/11/37	865,000	928,802
Hartford Financial Services Group, Inc. (The) 6.100%, 10/01/41	780,000	767,021
Marsh & McLennan Cos., Inc. 3.750%, 03/14/26 (b)	1,000,000	969,720
Principal Financial Group, Inc. 3.100%, 11/15/26	1,000,000	924,360
Prudential Financial, Inc.
2.100%, 03/10/30 (b)	2,000,000	1,689,340
5.700%, 12/14/36	1,525,000	1,584,750
Travelers Cos., Inc. (The) 3.050%, 06/08/51 (b)	800,000	570,568

		14,386,803

Internet—0.5%
Alibaba Group Holding, Ltd. 4.200%, 12/06/47 (b)	1,400,000	1,100,540
Alphabet, Inc. 2.050%, 08/15/50	1,100,000	686,840
Amazon.com, Inc. 3.100%, 05/12/51 (b)	1,000,000	745,180
3.150%, 08/22/27 (b)	1,000,000	941,000
3.800%, 12/05/24 (b)	1,800,000	1,766,664
3.875%, 08/22/37	1,900,000	1,735,042
eBay, Inc. 3.600%, 06/05/27 (b)	1,500,000	1,420,275
Meta Platforms, Inc. 4.950%, 05/15/33 (b)	1,500,000	1,497,855

		9,893,396

Investment Companies—0.1%
Ares Capital Corp. 4.250%, 03/01/25	900,000	859,338
Owl Rock Capital Corp. 3.400%, 07/15/26 (b)	400,000	354,576

		1,213,914

Iron/Steel—0.0%
Vale Overseas, Ltd. 6.875%, 11/21/36	528,000	554,104

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Lodging—0.0%
Marriott International, Inc. 2.850%, 04/15/31 (b)	1,100,000	$924,979

Machinery-Construction & Mining—0.1%
Caterpillar, Inc. 3.803%, 08/15/42	1,500,000	1,314,735

Machinery-Diversified—0.1%
John Deere Capital Corp.
2.000%, 06/17/31	1,000,000	823,460
4.050%, 09/08/25 (b)	2,000,000	1,957,020

		2,780,480

Media—0.8%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.850%, 04/01/61	3,300,000	2,004,453
6.484%, 10/23/45	900,000	847,413
Comcast Corp.
3.150%, 03/01/26 (b)	2,000,000	1,916,900
3.969%, 11/01/47	900,000	747,576
4.650%, 07/15/42	1,670,000	1,540,374
5.650%, 06/15/35	1,500,000	1,572,480
Discovery Communications LLC
3.950%, 03/20/28 (b)	1,100,000	1,024,067
4.000%, 09/15/55	1,481,000	981,533
Fox Corp. 5.576%, 01/25/49 (b)	1,000,000	935,120
Paramount Global 4.375%, 03/15/43 (b)	1,500,000	1,060,440
Time Warner Cable LLC 6.550%, 05/01/37	100,000	96,170
TWDC Enterprises 18 Corp. 2.950%, 06/15/27	2,000,000	1,870,240
Walt Disney Co. (The)
3.600%, 01/13/51 (b)	1,000,000	795,770
6.550%, 03/15/33	950,000	1,059,478

		16,452,014

Mining—0.2%
Newmont Corp. 6.250%, 10/01/39	1,800,000	1,902,528
Rio Tinto Alcan, Inc. 6.125%, 12/15/33	1,751,000	1,891,010

		3,793,538

Miscellaneous Manufacturing—0.2%
3M Co. 4.000%, 09/14/48 (b)	900,000	788,328
GE Capital International Funding Co., 4.418%, 11/15/35 (b)	1,459,000	1,383,336
General Electric Co. 7.500%, 08/21/35	100,000	116,914

Miscellaneous Manufacturing—(Continued)
Parker-Hannifin Corp. 3.250%, 06/14/29 (b)	900,000	818,973

		3,107,551

Multi-National—1.3%
Asian Development Bank
1.500%, 03/04/31 (b)	2,000,000	1,663,340
1.750%, 09/19/29	900,000	782,415
2.625%, 01/30/24	3,700,000	3,639,468
Asian Infrastructure Investment Bank (The) 0.500%, 05/28/25 (b)	1,000,000	915,360
European Bank for Reconstruction & Development 0.500%, 05/19/25 (b)	1,300,000	1,195,324
European Investment Bank
0.375%, 03/26/26 (b)	2,000,000	1,784,840
1.875%, 02/10/25 (b)	1,000,000	950,260
3.625%, 07/15/30 (b)	1,000,000	971,800
4.875%, 02/15/36 (b)	1,100,000	1,181,499
Inter-American Development Bank
2.125%, 01/15/25	2,000,000	1,910,500
2.250%, 06/18/29	1,400,000	1,253,070
2.375%, 07/07/27	1,500,000	1,392,705
7.000%, 06/15/25	200,000	206,642
International Bank for Reconstruction & Development
0.500%, 10/28/25	2,000,000	1,815,740
1.625%, 11/03/31	2,600,000	2,176,174
2.125%, 03/03/25	2,000,000	1,905,840
2.500%, 07/29/25	2,000,000	1,907,920

		25,652,897

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 4.250%, 04/01/28 (b)	1,100,000	1,011,747

Oil & Gas—0.9%
BP Capital Markets America, Inc.
2.721%, 01/12/32 (b)	1,000,000	850,000
3.000%, 02/24/50	1,000,000	697,980
Canadian Natural Resources, Ltd. 6.250%, 03/15/38 (b)	1,800,000	1,834,488
Chevron Corp. 2.954%, 05/16/26 (b)	1,500,000	1,428,165
ConocoPhillips Co.
5.300%, 05/15/53	1,000,000	1,017,160
6.950%, 04/15/29	700,000	770,784
Equinor ASA 3.250%, 11/10/24 (b)	1,100,000	1,068,210
Exxon Mobil Corp.
3.176%, 03/15/24 (b)	900,000	884,772
4.114%, 03/01/46	1,600,000	1,408,320
Marathon Oil Corp. 6.600%, 10/01/37 (b)	1,000,000	996,620
Marathon Petroleum Corp. 4.700%, 05/01/25 (b)	600,000	588,792

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Oil & Gas—(Continued)
Occidental Petroleum Corp. 6.450%, 09/15/36 (b)	1,000,000	$1,029,420
Phillips 66 4.875%, 11/15/44	1,000,000	921,600
Shell International Finance B.V.
2.375%, 11/07/29 (b)	2,000,000	1,753,480
3.250%, 04/06/50 (b)	900,000	672,336
TotalEnergies Capital International S.A. 3.127%, 05/29/50 (b)	900,000	653,643
Valero Energy Corp. 3.400%, 09/15/26 (b)	1,000,000	943,610

		17,519,380

Oil & Gas Services—0.1%
Halliburton Co. 5.000%, 11/15/45 (b)	1,200,000	1,086,144

Packaging & Containers—0.0%
WRKCo, Inc. 3.000%, 06/15/33 (b)	600,000	489,066

Pharmaceuticals—1.5%
AbbVie, Inc.
3.800%, 03/15/25 (b)	400,000	389,040
4.050%, 11/21/39 (b)	1,300,000	1,131,481
4.400%, 11/06/42	2,200,000	1,969,660
AstraZeneca plc 4.000%, 09/18/42	1,200,000	1,069,104
Becton Dickinson & Co. 4.669%, 06/06/47 (b)	2,000,000	1,833,600
Bristol-Myers Squibb Co.
3.400%, 07/26/29	1,000,000	927,880
4.625%, 05/15/44	2,000,000	1,895,200
Cardinal Health, Inc. 3.410%, 06/15/27 (b)	1,800,000	1,695,798
Cigna Group (The)
2.375%, 03/15/31 (b)	1,500,000	1,258,950
4.500%, 02/25/26 (b)	1,200,000	1,175,520
6.125%, 11/15/41	313,000	334,829
CVS Health Corp.
4.300%, 03/25/28 (b)	544,000	524,606
4.780%, 03/25/38	1,500,000	1,382,745
5.050%, 03/25/48	1,500,000	1,383,330
5.125%, 07/20/45	900,000	831,681
GlaxoSmithKline Capital, Inc. 3.875%, 05/15/28 (b)	1,000,000	962,280
Johnson & Johnson
3.700%, 03/01/46 (b)	1,000,000	880,720
5.950%, 08/15/37	910,000	1,029,829
Merck & Co., Inc. 6.550%, 09/15/37	1,000,000	1,139,700
Merck Sharp & Dohme Corp. 5.950%, 12/01/28 (b)	300,000	319,431
Novartis Capital Corp. 2.200%, 08/14/30 (b)	1,900,000	1,644,621

Pharmaceuticals—(Continued)
Pfizer Investment Enterprises Pte, Ltd. 5.340%, 05/19/63	2,000,000	2,024,020
Pfizer, Inc. 3.600%, 09/15/28	2,100,000	2,015,055
Shire Acquisitions Investments Ireland DAC 3.200%, 09/23/26	2,000,000	1,877,160

		29,696,240

Pipelines—0.8%
El Paso Natural Gas Co. LLC 8.375%, 06/15/32	220,000	253,343
Enbridge Energy Partners L.P. 5.875%, 10/15/25 (b)	2,000,000	2,007,480
Energy Transfer L.P. 5.150%, 03/15/45 (b)	2,600,000	2,239,640
Enterprise Products Operating LLC
3.200%, 02/15/52	1,100,000	775,335
3.950%, 02/15/27	1,300,000	1,255,384
Kinder Morgan Energy Partners L.P. 6.500%, 02/01/37	2,000,000	2,054,060
MPLX L.P. 5.200%, 03/01/47	1,000,000	878,660
ONEOK, Inc. 3.100%, 03/15/30 (b)	1,100,000	945,131
Sabine Pass Liquefaction LLC 5.875%, 06/30/26	1,600,000	1,613,232
TransCanada PipeLines, Ltd. 6.200%, 10/15/37	1,800,000	1,871,640
Western Midstream Operating L.P. 4.300%, 02/01/30 (b)	1,100,000	990,121
Williams Cos., Inc. (The) 3.750%, 06/15/27 (b)	1,500,000	1,416,615

		16,300,641

Real Estate Investment Trusts—0.8%
Alexandria Real Estate Equities, Inc. 3.550%, 03/15/52	1,100,000	752,356
AvalonBay Communities, Inc. 2.300%, 03/01/30 (b)	1,000,000	838,460
Boston Properties L.P. 3.200%, 01/15/25 (b)	1,400,000	1,327,900
Brixmor Operating Partnership L.P. 4.050%, 07/01/30	900,000	812,439
Crown Castle, Inc. 3.800%, 02/15/28 (b)	1,500,000	1,400,715
Digital Realty Trust L.P. 3.700%, 08/15/27 (b)	1,500,000	1,384,590
Equinix, Inc. 3.200%, 11/18/29	700,000	615,853
ERP Operating L.P. 3.000%, 07/01/29 (b)	1,000,000	881,640
Essex Portfolio L.P. 3.000%, 01/15/30 (b)	1,000,000	855,880
Healthpeak OP LLC 3.500%, 07/15/29 (b)	900,000	806,994

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Real Estate Investment Trusts—(Continued)
NNN REIT, Inc. 2.500%, 04/15/30	1,000,000	$831,670
Prologis L.P. 3.375%, 12/15/27 (b)	500,000	466,020
Public Storage 3.094%, 09/15/27 (b)	500,000	466,420
Simon Property Group L.P. 3.300%, 01/15/26	2,800,000	2,665,656
Sun Communities Operating LP 5.700%, 01/15/33	700,000	684,901
Welltower OP LLC 4.000%, 06/01/25 (b)	1,500,000	1,449,615

		16,241,109

Retail—0.6%
Home Depot, Inc. (The)
3.000%, 04/01/26 (b)	1,800,000	1,722,330
4.250%, 04/01/46 (b)	2,000,000	1,773,480
Lowe’s Cos., Inc.
4.050%, 05/03/47	1,500,000	1,205,865
4.250%, 04/01/52	1,100,000	897,556
McDonald’s Corp. 4.875%, 12/09/45 (b)	1,500,000	1,433,850
Starbucks Corp. 3.550%, 08/15/29 (b)	1,000,000	933,950
Target Corp. 2.650%, 09/15/30 (b)	1,400,000	1,222,284
Walmart, Inc.
3.900%, 09/09/25 (b)	1,000,000	979,710
4.050%, 06/29/48	900,000	831,762
5.250%, 09/01/35 (b)	935,000	997,411

		11,998,198

Semiconductors—0.4%
Broadcom, Inc.
3.137%, 11/15/35 (144A)	1,600,000	1,226,368
4.300%, 11/15/32 (b)	1,700,000	1,557,642
Intel Corp.
4.750%, 03/25/50 (b)	1,800,000	1,627,632
4.900%, 08/05/52	1,000,000	922,090
QUALCOMM, Inc. 1.650%, 05/20/32 (b)	2,333,000	1,839,384
Texas Instruments, Inc. 2.250%, 09/04/29 (b)	1,000,000	872,970

		8,046,086

Software—0.9%
Fidelity National Information Services, Inc. 1.150%, 03/01/26	1,000,000	892,600
Fiserv, Inc. 2.750%, 07/01/24 (b)	2,000,000	1,940,700
Microsoft Corp.
3.125%, 11/03/25 (b)	5,100,000	4,908,189
4.250%, 02/06/47 (b)	2,000,000	1,942,020

Software—(Continued)
Oracle Corp.
2.875%, 03/25/31 (b)	3,000,000	2,556,780
2.950%, 11/15/24 (b)	2,300,000	2,220,834
2.950%, 04/01/30 (b)	1,200,000	1,047,552
3.850%, 04/01/60	2,100,000	1,473,129
Salesforce, Inc. 2.900%, 07/15/51 (b)	1,000,000	703,870

		17,685,674

Telecommunications—1.2%
America Movil S.A.B. de C.V. 2.875%, 05/07/30	1,000,000	869,760
AT&T, Inc.
3.500%, 09/15/53	1,221,000	864,419
3.650%, 09/15/59	2,686,000	1,868,462
4.100%, 02/15/28 (b)	1,687,000	1,615,825
5.150%, 11/15/46	1,308,000	1,217,513
7.125%, 12/15/31	100,000	109,327
Cisco Systems, Inc. 5.500%, 01/15/40	1,000,000	1,061,950
Deutsche Telekom International Finance B.V. 8.750%, 06/15/30	1,000,000	1,197,890
Orange S.A. 5.500%, 02/06/44	500,000	506,985
Rogers Communications, Inc. 2.900%, 11/15/26 (b)	1,100,000	1,007,985
Sprint LLC 7.625%, 03/01/26 (b)	900,000	934,623
T-Mobile USA, Inc.
2.550%, 02/15/31	2,200,000	1,828,552
3.300%, 02/15/51	1,500,000	1,053,165
4.750%, 02/01/28 (b)	1,000,000	972,020
Telefonica Emisiones S.A. 4.103%, 03/08/27 (b)	900,000	863,370
Verizon Communications, Inc.
2.875%, 11/20/50	1,900,000	1,237,109
3.376%, 02/15/25	2,078,000	2,008,055
3.550%, 03/22/51 (b)	1,000,000	746,780
4.812%, 03/15/39 (b)	1,927,000	1,803,152
Vodafone Group plc 6.150%, 02/27/37 (b)	2,170,000	2,273,053

		24,039,995

Transportation—0.5%
Burlington Northern Santa Fe LLC 4.150%, 04/01/45	1,900,000	1,653,551
Canadian National Railway Co. 4.450%, 01/20/49	400,000	366,284
Canadian Pacific Railway Co. 2.450%, 12/02/31 (b)	1,100,000	966,339
CSX Corp. 6.150%, 05/01/37	800,000	859,880
FedEx Corp. 4.550%, 04/01/46	1,000,000	859,650

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Transportation—(Continued)
Norfolk Southern Corp.
2.550%, 11/01/29	1,000,000	$863,560
5.590%, 05/17/25	28,000	27,968
Union Pacific Corp.
2.891%, 04/06/36	1,200,000	956,388
3.250%, 02/05/50	1,300,000	970,931
United Parcel Service, Inc. 4.450%, 04/01/30 (b)	1,600,000	1,593,712

		9,118,263

Water—0.0%
American Water Capital Corp. 3.750%, 09/01/28 (b)	900,000	850,608

Total Corporate Bonds & Notes (Cost $592,606,277)		515,874,411

Foreign Government—1.6%

Provincial—0.3%
Province of Alberta Canada 1.000%, 05/20/25 (b)	1,500,000	1,388,475
Province of British Columbia Canada 1.300%, 01/29/31 (b)	1,000,000	809,980
Province of Ontario Canada 3.050%, 01/29/24	1,000,000	985,500
Province of Quebec Canada
2.500%, 04/20/26	2,000,000	1,883,880
7.500%, 07/15/23	350,000	350,206

		5,418,041

Sovereign—1.3%
Canada Government International Bond 1.625%, 01/22/25	1,000,000	948,100
Chile Government International Bonds
3.100%, 01/22/61	1,200,000	785,436
3.500%, 01/25/50 (b)	1,000,000	752,470
Export-Import Bank of Korea 2.875%, 01/21/25	1,400,000	1,346,940
Indonesia Government International Bonds
3.050%, 03/12/51	1,100,000	806,630
3.850%, 10/15/30	700,000	657,279
Israel Government International Bond 4.125%, 01/17/48	1,000,000	856,530
Italy Government International Bond 2.875%, 10/17/29 (b)	2,000,000	1,743,320
Japan Bank for International Cooperation 2.500%, 05/23/24 (b)	3,900,000	3,791,034
Mexico Government International Bonds
4.600%, 01/23/46 (b)	1,100,000	916,465
4.750%, 03/08/44	900,000	772,506
5.750%, 10/12/10	1,000,000	893,740
6.750%, 09/27/34 (b)	1,050,000	1,141,235
Panama Government International Bonds
3.875%, 03/17/28 (b)	900,000	851,319
4.500%, 05/15/47	1,400,000	1,115,422

Sovereign—(Continued)
Peruvian Government International Bond 8.750%, 11/21/33 (b)	1,450,000	1,835,207
Philippine Government International Bonds
3.950%, 01/20/40	1,100,000	955,471
5.000%, 01/13/37	1,740,000	1,738,190
Republic of Poland Government International Bond 3.250%, 04/06/26 (b)	1,000,000	963,080
Svensk Exportkredit AB 0.625%, 05/14/25	1,000,000	919,290
Uruguay Government International Bond 4.375%, 10/27/27	1,900,000	1,885,921

		25,675,585

Total Foreign Government (Cost $35,238,098)		31,093,626

Mortgage-Backed Securities—0.9%

Commercial Mortgage-Backed Securities—0.9%
BANK
2.556%, 05/15/64	2,000,000	1,645,463
2.758%, 09/15/62	380,709	323,456
4.407%, 11/15/61 (a)	881,000	835,706
6.260%, 04/15/56 (a)	1,000,000	1,016,100
BBCMS Mortgage Trust 3.662%, 04/15/55 (a)	2,230,000	1,976,754
Benchmark Mortgage Trust 3.666%, 01/15/51 (a)	915,000	835,725
CD Mortgage Trust 3.631%, 02/10/50	950,000	864,872
CFCRE Commercial Mortgage Trust 3.585%, 12/10/54	815,240	753,691
Commercial Mortgage Pass-Through Certificates Mortgage Trust 3.765%, 02/10/49	1,539,000	1,450,844
JPMBB Commercial Mortgage Securities Trust
3.598%, 11/15/48	400,000	373,498
3.801%, 08/15/48	1,331,711	1,254,998
Morgan Stanley Bank of America Merrill Lynch Trust
3.544%, 01/15/49	2,350,000	2,200,062
3.635%, 10/15/48	1,547,000	1,459,643
3.732%, 05/15/48	750,000	711,918
UBS Commercial Mortgage Trust 3.035%, 12/15/52	2,250,000	1,932,794

Total Mortgage-Backed Securities (Cost $19,961,806)		17,635,524

Municipals—0.6%
Chicago O’Hare International Airport 4.572%, 01/01/54	395,000	376,750
Grand Parkway Transportation Corp. 3.236%, 10/01/52	1,000,000	734,835
Los Angeles, CA Unified School District, Build America Bond 6.758%, 07/01/34	660,000	746,448

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Municipals—(Continued)

Security Description	Principal Amount*	Value
Municipal Electric Authority of Georgia, Build America Bond 6.637%, 04/01/57	1,902,000	$2,170,839
New Jersey Turnpike Authority 7.414%, 01/01/40	1,700,000	2,129,334
New York City Water & Sewer System 5.440%, 06/15/43	300,000	321,136
Port Authority of New York & New Jersey 4.458%, 10/01/62	1,500,000	1,370,170
Regents of the University of California Medical Center Pooled Revenue 3.006%, 05/15/50	1,000,000	702,881
State of California General Obligation Unlimited, Build America Bond 7.300%, 10/01/39	1,200,000	1,448,969
State of Illinois, General Obligation Unlimited 5.100%, 06/01/33	1,230,000	1,208,730

Total Municipals (Cost $12,785,134)		11,210,092

Asset-Backed Securities—0.4%

Asset-Backed - Automobile—0.1%
CarMax Auto Owner Trust
0.740%, 01/15/27	1,085,000	986,888
2.030%, 06/16/25	903,000	883,731
Honda Auto Receivables Owner Trust 1.090%, 10/15/26	1,500,000	1,481,022

		3,351,641

Asset-Backed - Credit Card—0.2%
Capital One Multi-Asset Execution Trust
2.060%, 08/15/28	1,865,000	1,702,838
4.420%, 05/15/28	2,000,000	1,963,767

		3,666,605

Asset-Backed - Other—0.1%
CNH Equipment Trust 1.160%, 06/16/25	36,779	36,315
John Deere Owner Trust 0.510%, 11/15/24	13,854	13,741
Texas Natural Gas Securitization Finance Corp. 5.169%, 04/01/41	450,000	463,122
Verizon Master Trust 0.990%, 04/20/28	1,000,000	941,131

		1,454,309

Total Asset-Backed Securities (Cost $8,901,538)		8,472,555

Short-Term Investments—0.9%
Security Description	Principal Amount*	Value

U.S. Treasury—0.9%
U.S. Treasury Bills
3.949%, 07/05/23 (c)	5,000,000	4,998,637
4.678%, 07/13/23 (c)	13,400,000	13,381,366

Total Short-Term Investments (Cost $18,375,010)		18,380,003

Securities Lending Reinvestments (d)—13.9%

Certificates of Deposit—4.3%
Bank of America N.A.
5.200%, FEDEFF PRV + 0.130%, 09/08/23 (a)	3,000,000	2,998,620
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (a)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (a)	1,000,000	1,001,762
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (a)	2,000,000	2,001,086
BNP Paribas S.A. 5.260%, SOFR + 0.200%, 09/18/23 (a)	1,000,000	1,000,000
5.310%, SOFR + 0.250%, 09/08/23 (a)	4,000,000	4,000,000
5.510%, SOFR + 0.450%, 10/10/23 (a)	5,000,000	5,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (a)	5,000,000	5,001,285
Canadian Imperial Bank of Commerce (NY) 5.440%, SOFR + 0.380%, 12/12/23 (a)	2,000,000	1,999,902
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (a)	7,000,000	6,994,967
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (a)	5,000,000	5,000,160
MUFG Bank Ltd. (NY)
5.240%, SOFR + 0.180%, 08/28/23 (a)	2,000,000	1,999,670
5.280%, SOFR + 0.220%, 08/14/23 (a)	5,000,000	4,999,700
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (a)	5,000,000	5,000,775
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (a)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (a)	1,000,000	1,000,023
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (a)	4,000,000	4,001,104
State Street Bank and Trust Co. 5.740%, SOFR + 0.680%, 07/14/23 (a)	2,000,000	2,000,360
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (a)	4,000,000	4,000,084
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	3,000,000	2,968,590
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (a)	2,000,000	2,000,124
5.350%, SOFR + 0.290%,, 07/18/23 (a)	2,000,000	2,000,146
5.400%, SOFR + 0.340%, 10/31/23 (a)	5,000,000	5,001,345
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (a)	5,000,000	5,000,715
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (a)	5,000,000	5,001,080

		84,968,624

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper—1.6%
Bank of Montreal 5.280%, 08/07/23	3,000,000	$2,982,948
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (a)	8,000,000	8,003,784
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (a)	2,000,000	2,000,000
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (a)	3,000,000	3,000,099
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (a)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (a)	5,000,000	5,000,740
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (a)	7,000,000	7,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	3,000,000	2,976,906

		31,964,538

Repurchase Agreements—6.9%
Barclays Bank plc Repurchase Agreement dated 06/30/23 at 5.420%, due on 10/03/23 with a maturity value of $10,143,028; collateralized by various Common Stock with an aggregate market value of $11,142,446.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $7,086,185; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $7,224,869.	7,083,204	7,083,204
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $6,174,220; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $5,002,113; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $5,112,798.	5,000,000	5,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $18,818,534; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $19,264,603.	18,800,000	18,800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $30,030,333; collateralized by various Common Stock with an aggregate market value of $33,477,565.	30,000,000	30,000,000

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $482,040; collateralized by various Common Stock with an aggregate market value of $535,678.	481,831	481,831
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $8,041,144; collateralized by various Common Stock with an aggregate market value of $8,890,193.	8,000,000	8,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $20,008,600; collateralized by various Common Stock with an aggregate market value of $22,274,742.	20,000,000	20,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $21,009,048; collateralized by various Common Stock with an aggregate market value of $23,380,222.	21,000,000	21,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $8,308,344; collateralized by various Common Stock with an aggregate market value of $9,244,018..	8,300,000	8,300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $2,000,858; collateralized by various Common Stock with an aggregate market value of $2,200,945.	2,000,000	2,000,000

		136,665,035

Time Deposits—0.4%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (a)	5,000,000	5,000,000

		8,000,000

Mutual Funds—0.7%
Allspring Government Money Market Fund, Select Class 5.020% (e)	5,000,000	5,000,000
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (d)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	1,950,000	$1,950,000

		12,950,000

Total Securities Lending Reinvestments (Cost $274,545,052)		274,548,197

Total Investments—113.5% (Cost $2,510,895,166)		2,248,770,849
Other assets and liabilities (net)—(13.5)%		(267,141,345)

Net Assets—100.0%		$1,981,629,504

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $300,300,692 and the collateral received consisted of cash in the amount of $274,479,150 and non-cash collateral with a value of $33,054,611. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	The rate shown represents current yield to maturity.
(d)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $2,245,778, which is 0.1% of net assets.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ACES)—	Alternative Credit Enhancement Securities
(DAC)—	Designated Activity Company
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,371,556,441	$—	$1,371,556,441
Total Corporate Bonds & Notes*	—	515,874,411	—	515,874,411
Total Foreign Government*	—	31,093,626	—	31,093,626
Total Mortgage-Backed Securities*	—	17,635,524	—	17,635,524
Total Municipals*	—	11,210,092	—	11,210,092
Total Asset-Backed Securities*	—	8,472,555	—	8,472,555
Total Short-Term Investments*	—	18,380,003	—	18,380,003
Securities Lending Reinvestments
Certificates of Deposit	—	84,968,624	—	84,968,624
Commercial Paper	—	31,964,538	—	31,964,538
Repurchase Agreements	—	136,665,035	—	136,665,035
Time Deposits	—	8,000,000	—	8,000,000
Mutual Funds	12,950,000	—	—	12,950,000
Total Securities Lending Reinvestments	12,950,000	261,598,197	—	274,548,197
Total Investments	$12,950,000	$2,235,820,849	$—	$2,248,770,849

Collateral for Securities Loaned (Liability)	$—	$(274,479,150)	$—	$(274,479,150)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,248,770,849
Cash	1,039,264
Receivable for:
Investments sold	12,556,189
Fund shares sold	12,938,060
Principal paydowns	128,192
Interest	12,449,968
Prepaid expenses	16,397

Total Assets	2,287,898,919
Liabilities
Collateral for securities loaned	274,479,150
Payables for:
Investments purchased	30,443,527
Fund shares redeemed	300,301
Accrued Expenses:
Management fees	394,337
Distribution and service fees	196,272
Deferred trustees’ fees	153,821
Other expenses	302,007

Total Liabilities	306,269,415

Net Assets	$1,981,629,504

Net Assets Consist of:
Paid in surplus	$2,331,443,903
Distributable earnings (Accumulated losses)	(349,814,399)

Net Assets	$1,981,629,504

Net Assets
Class A	$1,072,247,135
Class B	559,940,030
Class E	36,764,207
Class G	312,678,132
Capital Shares Outstanding*
Class A	116,216,584
Class B	62,088,309
Class E	4,005,878
Class G	34,832,083
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$9.23
Class B	9.02
Class E	9.18
Class G	8.98

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,510,895,166.
(b)	Includes securities loaned at value of $300,300,692.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$27,514,842
Securities lending income	378,965

Total investment income	27,893,807
Expenses
Management fees	2,479,806
Administration fees	44,667
Custodian and accounting fees	124,266
Distribution and service fees—Class B	704,877
Distribution and service fees—Class E	27,936
Distribution and service fees—Class G	468,510
Audit and tax services	34,347
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	50,162
Insurance	9,885
Miscellaneous	10,779

Total expenses	3,994,517
Less management fee waiver	(62,299)

Net expenses	3,932,218

Net Investment Income	23,961,589

Net Realized and Unrealized Gain (Loss)
Net realized loss on investments	(14,948,036)
Net change in unrealized appreciation on investments	29,107,757

Net realized and unrealized gain (loss)	14,159,721

Net Increase (Decrease) in Net Assets From Operations	$38,121,310

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$23,961,589	$45,196,416
Net realized gain (loss)	(14,948,036)	(27,037,461)
Net change in unrealized appreciation (depreciation)	29,107,757	(356,020,064)

Increase (decrease) in net assets from operations	38,121,310	(337,861,109)

From Distributions to Shareholders
Class A	(30,657,427)	(34,952,394)
Class B	(14,954,075)	(16,379,847)
Class E	(1,016,630)	(1,094,280)
Class G	(8,357,490)	(8,214,915)

Total distributions	(54,985,622)	(60,641,436)

Increase (decrease) in net assets from capital share transactions	(7,644,262)	(251,501,385)

Total increase (decrease) in net assets	(24,508,574)	(650,003,930)

Net Assets
Beginning of period	2,006,138,078	2,656,142,008

End of period	$1,981,629,504	$2,006,138,078

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	3,118,869	$29,197,370	2,918,996	$28,524,797
Reinvestments	3,328,711	30,657,427	3,690,855	34,952,394
Redemptions	(7,383,650)	(70,007,909)	(22,551,286)	(219,682,691)

Net increase (decrease)	(936,070)	$(10,153,112)	(15,941,435)	$(156,205,500)

Class B
Sales	1,483,695	$13,637,923	1,679,657	$16,058,791
Reinvestments	1,661,564	14,954,075	1,768,882	16,379,847
Redemptions	(3,350,228)	(31,091,792)	(11,222,408)	(108,158,305)

Net increase (decrease)	(204,969)	$(2,499,794)	(7,773,869)	$(75,719,667)

Class E
Sales	116,880	$1,099,720	153,247	$1,523,933
Reinvestments	110,986	1,016,630	116,166	1,094,280
Redemptions	(279,145)	(2,627,409)	(609,103)	(5,976,760)

Net increase (decrease)	(51,279)	$(511,059)	(339,690)	$(3,358,547)

Class G
Sales	1,411,487	$13,014,131	3,292,560	$30,939,202
Reinvestments	932,756	8,357,490	890,989	8,214,915
Redemptions	(1,718,961)	(15,851,918)	(5,716,471)	(55,371,788)

Net increase (decrease)	625,282	$5,519,703	(1,532,922)	$(16,217,671)

Increase (decrease) derived from capital shares transactions		$(7,644,262)		$(251,501,385)

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.32		$11.04	$11.55	$11.10	$10.55	$10.90

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.21	0.19	0.24	0.28	0.28
Net realized and unrealized gain (loss)	0.07		(1.65)	(0.41)	0.56	0.62	(0.31)

Total income (loss) from investment operations	0.19		(1.44)	(0.22)	0.80	0.90	(0.03)

Less Distributions
Distributions from net investment income	(0.28)		(0.28)	(0.29)	(0.35)	(0.35)	(0.32)

Total distributions	(0.28)		(0.28)	(0.29)	(0.35)	(0.35)	(0.32)

Net Asset Value, End of Period	$9.23		$9.32	$11.04	$11.55	$11.10	$10.55

Total Return (%) (b)	1.99	(c)	(13.09)	(1.93)	7.21	8.64	(0.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.28	(d)	0.27	0.27	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	2.54	(d)	2.13	1.69	2.12	2.60	2.69
Portfolio turnover rate (%)	8	(c)	15	28	34	20	19
Net assets, end of period (in millions)	$1,072.2		$1,091.7	$1,469.1	$1,613.2	$1,355.4	$1,293.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.10		$10.78	$11.29	$10.85	$10.32	$10.67

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.18	0.16	0.21	0.25	0.25
Net realized and unrealized gain (loss)	0.06		(1.61)	(0.41)	0.55	0.60	(0.30)

Total income (loss) from investment operations	0.17		(1.43)	(0.25)	0.76	0.85	(0.05)

Less Distributions
Distributions from net investment income	(0.25)		(0.25)	(0.26)	(0.32)	(0.32)	(0.30)

Total distributions	(0.25)		(0.25)	(0.26)	(0.32)	(0.32)	(0.30)

Net Asset Value, End of Period	$9.02		$9.10	$10.78	$11.29	$10.85	$10.32

Total Return (%) (b)	1.86	(c)	(13.31)	(2.22)	7.01	8.34	(0.45)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.53	(d)	0.52	0.52	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	2.29	(d)	1.87	1.44	1.88	2.35	2.44
Portfolio turnover rate (%)	8	(c)	15	28	34	20	19
Net assets, end of period (in millions)	$559.9		$566.9	$755.3	$793.0	$796.6	$824.8

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.26		$10.97	$11.48	$11.03	$10.49	$10.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.19	0.17	0.23	0.27	0.27
Net realized and unrealized gain (loss)	0.07		(1.64)	(0.41)	0.55	0.60	(0.31)

Total income (loss) from investment operations	0.18		(1.45)	(0.24)	0.78	0.87	(0.04)

Less Distributions
Distributions from net investment income	(0.26)		(0.26)	(0.27)	(0.33)	(0.33)	(0.31)

Total distributions	(0.26)		(0.26)	(0.27)	(0.33)	(0.33)	(0.31)

Net Asset Value, End of Period	$9.18		$9.26	$10.97	$11.48	$11.03	$10.49

Total Return (%) (b)	1.94	(c)	(13.25)	(2.08)	7.10	8.41	(0.34)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.43	(d)	0.42	0.42	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	2.39	(d)	1.98	1.54	1.98	2.45	2.54
Portfolio turnover rate (%)	8	(c)	15	28	34	20	19
Net assets, end of period (in millions)	$36.8		$37.6	$48.2	$49.7	$49.1	$52.3

	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$9.06		$10.73	$11.24	$10.81	$10.28	$10.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.18	0.15	0.20	0.24	0.25
Net realized and unrealized gain (loss)	0.07		(1.61)	(0.40)	0.54	0.61	(0.31)

Total income (loss) from investment operations	0.17		(1.43)	(0.25)	0.74	0.85	(0.06)

Less Distributions
Distributions from net investment income	(0.25)		(0.24)	(0.26)	(0.31)	(0.32)	(0.29)

Total distributions	(0.25)		(0.24)	(0.26)	(0.31)	(0.32)	(0.29)

Net Asset Value, End of Period	$8.98		$9.06	$10.73	$11.24	$10.81	$10.28

Total Return (%) (b)	1.84	(c)	(13.33)	(2.26)	6.89	8.34	(0.49)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.58	(d)	0.57	0.57	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	2.24	(d)	1.83	1.39	1.82	2.30	2.39
Portfolio turnover rate (%)	8	(c)	15	28	34	20	19
Net assets, end of period (in millions)	$312.7		$309.9	$383.5	$390.4	$333.9	$312.2

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Aggregate Bond Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market

BHFTII-28

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO,

BHFTII-29

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $136,665,035, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash

BHFTII-30

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Corporate Bonds & Notes	$(132,779,641)	$—	$—	$—	$(132,779,641)
Foreign Government	(5,499,188)	—	—	—	(5,499,188)
U.S. Treasury & Government Agencies	(136,200,321)	—	—	—	(136,200,321)
Total Borrowings	$(274,479,150)	$—	$—	$—	$(274,479,150)
Gross amount of recognized liabilities for securities lending transactions					$(274,479,150)

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of

BHFTII-31

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$116,358,348	$39,720,109	$161,954,315	$47,430,810

BHFTII-32

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $2,479,806.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $247,966.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

BHFTII-33

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,511,396,614

Gross unrealized appreciation	18,323,436
Gross unrealized (depreciation)	(280,447,753)

Net unrealized appreciation (depreciation)	$(262,124,317)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$60,641,436	$66,279,402	$—	$—	$60,641,436	$66,279,402

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$54,776,037	$—	$(308,727,413)	$(78,846,686)	$(332,798,062)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $20,775,761 and accumulated long-term capital losses of $58,070,925.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-34

Brighthouse Funds Trust II

MetLife Aggregate Bond Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-35

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and G shares of the MetLife Mid Cap Stock Index Portfolio (the “Portfolio”) returned 8.66%, 8.51%, 8.59%, and 8.54%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) MidCap 400 Index¹, returned 8.84%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed during the first six months of 2023, driven mainly by the rally in the Information Technology sector and better-than-expected corporate earnings. In addition, equity investors were hopeful that the Federal Reserve (the “Fed”) would begin pausing interest rate increases soon and that the Fed would be able to successfully navigate a soft landing. Factors that weighed on the equity markets included lingering concerns about rising recession risks, the collapse of two U.S. regional banks, Silicon Valley Bank and Signature Bank, and the acquisition of Credit Suisse by UBS in an emergency rescue deal. Equity investors were also concerned about stretched equity valuations, continued high inflation and rising bond yields.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to raise the target range from 4.25%—4.50% to 5.00%—5.25%. The FOMC stated that economic activity had continued to expand at a modest pace, the unemployment rate remained low, and inflation remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of two percent over the long run.

Seven of the eleven sectors comprising the S&P MidCap 400 Index experienced a positive return for the first six months of 2023. Information Technology (12.1% beginning weight in the benchmark), up 24.6%; Industrials (19.8% beginning weight in the benchmark), up 21.6%; and Consumer Discretionary (14.0% beginning weight in the benchmark), up 12.1%, were the best-performing sectors. Utilities (4.1% beginning weight), down 9.2%; Financials (15.2% beginning weight), down 6.7%; and Energy (3.9% beginning weight), down 2.2%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Super Micro Computer, up 203.6%; Builders FirstSource, up 109.6%; and Jabil, up 58.6%. The stocks with the largest negative impact were First Horizon, down 53.0%; Capri, down 37.4%; and Halozyme Therapeutics, down 36.6%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P MidCap 400 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P MidCap 400 Index is an unmanaged index designed to measure the performance of 400 mid-sized U.S. companies, reflecting the distinctive risk and return characteristics of this market segment.

BHFTII-1

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P MIDCAP 400 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MetLife Mid Cap Stock Index Portfolio
Class A	8.66	17.31	7.52	9.95
Class B	8.51	17.05	7.26	9.67
Class E	8.59	17.12	7.36	9.78
Class G	8.54	16.96	7.21	9.62
S&P MidCap 400 Index	8.84	17.61	7.79	10.21

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
SPDR S&P MidCap 400 ETF Trust	3.0
Hubbell, Inc.	0.7
Builders FirstSource, Inc.	0.7
Reliance Steel & Aluminum Co.	0.7
Graco, Inc.	0.6
Jabil, Inc.	0.6
Deckers Outdoor Corp.	0.6
Lattice Semiconductor Corp.	0.6
Penumbra, Inc.	0.6
Carlisle Cos., Inc.	0.6

Top Sectors

% of Net Assets
Industrials	21.9
Financials	15.9
Consumer Discretionary	14.3
Information Technology	9.9
Health Care	9.0
Real Estate	7.1
Materials	7.0
Consumer Staples	4.1
Energy	4.0
Utilities	3.2

BHFTII-2

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Mid Cap Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.30%	$1,000.00	$1,086.60	$1.55
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$1,085.10	$2.84
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$1,085.90	$2.33
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$1,085.40	$3.10
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—95.4% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
BWX Technologies, Inc. (a)	39,170	$2,803,397
Curtiss-Wright Corp.	16,424	3,016,432
Hexcel Corp. (a)	36,139	2,747,287
Mercury Systems, Inc. (b)	24,924	862,121
Woodward, Inc. (a)	25,715	3,057,770

		12,487,007

Air Freight & Logistics—0.3%
GXO Logistics, Inc. (b)	50,940	3,200,051

Automobile Components—1.6%
Adient plc (b)	40,563	1,554,374
Autoliv, Inc.	33,087	2,813,718
Fox Factory Holding Corp. (a) (b)	18,120	1,966,201
Gentex Corp.	100,102	2,928,985
Goodyear Tire & Rubber Co. (The) (a) (b)	121,400	1,660,752
Lear Corp.	25,281	3,629,088
Visteon Corp. (b)	12,143	1,743,856

		16,296,974

Automobiles—0.4%
Harley-Davidson, Inc.	56,034	1,972,957
Thor Industries, Inc. (a)	22,924	2,372,634

		4,345,591

Banks—5.0%
Associated Banc-Corp.	64,631	1,048,961
Bank OZK (a)	46,171	1,854,227
Cadence Bank	78,255	1,536,928
Cathay General Bancorp	31,069	1,000,111
Columbia Banking System, Inc. (a)	89,288	1,810,761
Commerce Bancshares, Inc. (a)	48,612	2,367,404
Cullen/Frost Bankers, Inc. (a)	27,584	2,966,108
East West Bancorp, Inc.	60,591	3,198,599
First Financial Bankshares, Inc. (a)	55,633	1,584,984
First Horizon National Corp.	230,360	2,596,157
FNB Corp. (a)	154,655	1,769,253
Glacier Bancorp, Inc.	47,488	1,480,201
Hancock Whitney Corp.	36,869	1,415,032
Home BancShares, Inc. (a)	80,784	1,841,875
International Bancshares Corp.	22,614	999,539
New York Community Bancorp, Inc. (a)	309,308	3,476,622
Old National Bancorp (a)	125,329	1,747,086
Pinnacle Financial Partners, Inc.	32,871	1,862,142
Prosperity Bancshares, Inc. (a)	40,383	2,280,832
SouthState Corp. (a)	32,520	2,139,816
Synovus Financial Corp.	62,586	1,893,227
Texas Capital Bancshares, Inc. (b)	20,504	1,055,956
UMB Financial Corp.	18,700	1,138,830
United Bankshares, Inc. (a)	57,647	1,710,387
Valley National Bancorp	180,556	1,399,309
Webster Financial Corp.	74,848	2,825,512
Wintrust Financial Corp. (a)	26,211	1,903,443

		50,903,302

Beverages—0.5%
Boston Beer Co., Inc. (The) - Class A (b)	4,021	1,240,237
Celsius Holdings, Inc. (a) (b)	17,432	2,600,680
Coca-Cola Consolidated, Inc.	1,972	1,254,232

		5,095,149

Biotechnology—1.4%
Arrowhead Pharmaceuticals, Inc. (b)	45,788	1,632,800
Exelixis, Inc. (b)	139,480	2,665,463
Halozyme Therapeutics, Inc. (b)	56,402	2,034,420
Neurocrine Biosciences, Inc. (b)	41,794	3,941,174
United Therapeutics Corp. (b)	20,066	4,429,570

		14,703,427

Broadline Retail—0.5%
Kohl’s Corp. (a)	47,435	1,093,377
Macy’s, Inc. (a)	116,645	1,872,152
Nordstrom, Inc. (a)	48,399	990,728
Ollie’s Bargain Outlet Holdings, Inc. (a) (b)	24,656	1,428,322

		5,384,579

Building Products—3.7%
Advanced Drainage Systems, Inc. (a)	26,792	3,048,394
Builders FirstSource, Inc. (a) (b)	54,899	7,466,264
Carlisle Cos., Inc.	21,831	5,600,306
Fortune Brands Innovations, Inc.	54,274	3,905,014
Lennox International, Inc. (a)	13,838	4,512,157
Owens Corning	38,597	5,036,908
Simpson Manufacturing Co., Inc.	18,277	2,531,365
Trex Co., Inc. (b)	46,604	3,055,358
UFP Industries, Inc.	26,598	2,581,336

		37,737,102

Capital Markets—1.8%
Affiliated Managers Group, Inc.	15,464	2,317,899
Evercore, Inc. - Class A	15,111	1,867,568
Federated Hermes, Inc.	36,422	1,305,729
Interactive Brokers Group, Inc. - Class A	44,115	3,664,633
Janus Henderson Group plc (a)	56,765	1,546,846
Jefferies Financial Group, Inc.	79,979	2,652,903
SEI Investments Co.	43,395	2,587,210
Stifel Financial Corp. (a)	45,459	2,712,539

		18,655,327

Chemicals—2.3%
Ashland, Inc.	20,807	1,808,336
Avient Corp.	36,668	1,499,721
Axalta Coating Systems, Ltd. (b)	94,889	3,113,308
Cabot Corp. (a)	24,049	1,608,638
Chemours Co. (The)	63,888	2,356,828
NewMarket Corp.	2,845	1,144,031
Olin Corp.	51,496	2,646,380
RPM International, Inc.	55,217	4,954,622
Scotts Miracle-Gro Co. (The)	17,532	1,099,081
Sensient Technologies Corp.	18,094	1,287,026

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
Westlake Corp. (a)	14,762	$1,763,616

		23,281,587

Commercial Services & Supplies—1.3%
Brink’s Co. (The)	19,885	1,348,800
Clean Harbors, Inc. (b)	21,552	3,543,795
MSA Safety, Inc.	15,810	2,750,308
Stericycle, Inc. (a) (b)	39,596	1,838,838
Tetra Tech, Inc. (a)	22,800	3,733,272

		13,215,013

Communications Equipment—0.5%
Calix, Inc. (a) (b)	24,685	1,232,028
Ciena Corp. (b)	63,889	2,714,644
Lumentum Holdings, Inc. (a) (b)	29,426	1,669,337

		5,616,009

Construction & Engineering—1.8%
AECOM	59,537	5,042,189
EMCOR Group, Inc.	20,366	3,763,229
Fluor Corp. (a) (b)	61,352	1,816,019
MasTec, Inc. (a) (b)	25,555	3,014,723
MDU Resources Group, Inc.	87,224	1,826,471
Valmont Industries, Inc.	9,019	2,624,980

		18,087,611

Construction Materials—0.4%
Eagle Materials, Inc.	15,442	2,878,698
Knife River Corp. (a) (b)	21,806	948,561

		3,827,259

Consumer Finance—0.3%
FirstCash Holdings, Inc.	15,775	1,472,281
SLM Corp.	103,818	1,694,310

		3,166,591

Consumer Staples Distribution & Retail—1.8%
BJ’s Wholesale Club Holdings, Inc. (b)	57,562	3,626,981
Casey’s General Stores, Inc.	15,961	3,892,569
Grocery Outlet Holding Corp. (a) (b)	38,309	1,172,638
Performance Food Group Co. (b)	66,882	4,028,972
Sprouts Farmers Market, Inc. (a) (b)	44,138	1,621,189
U.S. Foods Holding Corp. (b)	97,072	4,271,168

		18,613,517

Containers & Packaging—1.9%
AptarGroup, Inc.	28,065	3,251,611
Berry Global Group, Inc.	51,057	3,285,007
Crown Holdings, Inc.	51,442	4,468,767
Graphic Packaging Holding Co.	131,557	3,161,315
Greif, Inc. - Class A	11,109	765,299
Silgan Holdings, Inc.	35,890	1,682,882
Sonoco Products Co.	41,957	2,476,302

		19,091,183

Diversified Consumer Services—0.8%
Graham Holdings Co. - Class B	1,619	925,226
Grand Canyon Education, Inc. (b)	13,161	1,358,347
H&R Block, Inc. (a)	65,227	2,078,784
Service Corp. International (a)	64,750	4,182,203

		8,544,560

Diversified Telecommunication Services—0.5%
Frontier Communications Parent, Inc. (a) (b)	95,634	1,782,618
Iridium Communications, Inc.	53,937	3,350,566

		5,133,184

Electric Utilities—1.2%
ALLETE, Inc.	24,550	1,423,163
Hawaiian Electric Industries, Inc. (a)	46,933	1,698,975
IDACORP, Inc. (a)	21,677	2,224,060
OGE Energy Corp.	85,788	3,080,647
PNM Resources, Inc.	36,765	1,658,101
Portland General Electric Co. (a)	41,385	1,938,060

		12,023,006

Electrical Equipment—2.1%
Acuity Brands, Inc. (a)	13,620	2,221,150
EnerSys	17,498	1,898,883
Hubbell, Inc.	22,954	7,610,628
nVent Electric plc	70,960	3,666,503
Regal Rexnord Corp.	28,389	4,369,067
Sunrun, Inc. (a) (b)	92,353	1,649,425
Vicor Corp. (a) (b)	9,596	518,184

		21,933,840

Electronic Equipment, Instruments & Components—3.6%
Arrow Electronics, Inc. (b)	24,196	3,465,593
Avnet, Inc.	39,148	1,975,017
Belden, Inc.	18,226	1,743,317
Cognex Corp.	73,930	4,141,558
Coherent Corp. (a) (b)	59,699	3,043,455
IPG Photonics Corp. (b)	13,373	1,816,321
Jabil, Inc.	56,833	6,133,986
Littelfuse, Inc.	10,637	3,098,664
National Instruments Corp.	56,324	3,232,998
Novanta, Inc. (b)	15,337	2,823,542
TD SYNNEX Corp.	17,783	1,671,602
Vishay Intertechnology, Inc.	54,648	1,606,651
Vontier Corp. (a)	66,656	2,146,990

		36,899,694

Energy Equipment & Services—0.7%
ChampionX Corp.	84,798	2,632,130
NOV, Inc.	168,644	2,705,050
Valaris, Ltd. (b)	25,761	1,621,139

		6,958,319

Entertainment—0.2%
World Wrestling Entertainment, Inc. - Class A (a)	18,590	2,016,457

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Financial Services—1.4%
Essent Group, Ltd.	45,942	$2,150,086
Euronet Worldwide, Inc. (b)	20,194	2,370,170
MGIC Investment Corp.	122,767	1,938,491
Voya Financial, Inc. (a)	42,092	3,018,417
Western Union Co. (The)	160,395	1,881,433
WEX, Inc. (b)	18,350	3,340,984

		14,699,581

Food Products—1.3%
Darling Ingredients, Inc. (a) (b)	68,346	4,359,791
Flowers Foods, Inc. (a)	82,566	2,054,242
Ingredion, Inc.	28,277	2,995,948
Lancaster Colony Corp. (a)	8,488	1,706,852
Pilgrim’s Pride Corp. (b)	19,265	414,005
Post Holdings, Inc. (b)	22,933	1,987,145

		13,517,983

Gas Utilities—1.1%
National Fuel Gas Co. (a)	39,322	2,019,578
New Jersey Resources Corp. (a)	41,532	1,960,311
ONE Gas, Inc. (a)	23,725	1,822,317
Southwest Gas Holdings, Inc. (a)	28,111	1,789,265
Spire, Inc.	22,529	1,429,240
UGI Corp.	89,661	2,418,157

		11,438,868

Ground Transportation—2.0%
Avis Budget Group, Inc. (a) (b)	10,219	2,336,779
Hertz Global Holdings, Inc. (a) (b)	67,513	1,241,564
Knight-Swift Transportation Holdings, Inc.	68,974	3,832,195
Landstar System, Inc. (a)	15,391	2,963,383
Ryder System, Inc.	19,914	1,688,508
Saia, Inc. (a) (b)	11,365	3,891,490
Werner Enterprises, Inc.	25,246	1,115,368
XPO, Inc. (b)	49,625	2,927,875

		19,997,162

Health Care Equipment & Supplies—3.5%
Enovis Corp. (b)	20,541	1,317,089
Envista Holdings Corp. (a) (b)	70,118	2,372,793
Globus Medical, Inc. - Class A (b)	34,225	2,037,757
Haemonetics Corp. (b)	21,608	1,839,705
ICU Medical, Inc. (a) (b)	8,658	1,542,769
Inari Medical, Inc. (b)	22,039	1,281,347
Integra LifeSciences Holdings Corp. (b)	30,521	1,255,329
Lantheus Holdings, Inc. (b)	29,269	2,456,255
LivaNova plc (a) (b)	23,030	1,184,433
Masimo Corp. (b)	20,799	3,422,475
Neogen Corp. (a) (b)	92,613	2,014,333
Omnicell, Inc. (a) (b)	19,309	1,422,494
Penumbra, Inc. (a) (b)	16,385	5,637,423
QuidelOrtho Corp. (b)	23,118	1,915,557
Shockwave Medical, Inc. (a) (b)	15,688	4,477,512
STAAR Surgical Co. (a) (b)	20,702	1,088,304

		35,265,575

Health Care Providers & Services—2.2%
Acadia Healthcare Co., Inc. (b)	39,421	3,139,489
Amedisys, Inc. (b)	13,957	1,276,228
Chemed Corp.	6,434	3,485,105
Encompass Health Corp.	42,934	2,907,061
HealthEquity, Inc. (b)	36,609	2,311,492
Option Care Health, Inc. (b)	70,838	2,301,527
Patterson Cos., Inc.	37,247	1,238,835
Progyny, Inc. (b)	32,754	1,288,542
R1 RCM, Inc. (b)	59,112	1,090,616
Tenet Healthcare Corp. (b)	43,662	3,553,214

		22,592,109

Health Care REITs—1.1%
Healthcare Realty Trust, Inc.	163,115	3,076,349
Medical Properties Trust, Inc. (a)	256,270	2,373,060
Omega Healthcare Investors, Inc. (a)	100,380	3,080,662
Physicians Realty Trust (a)	102,113	1,428,561
Sabra Health Care REIT, Inc.	99,027	1,165,548

		11,124,180

Health Care Technology—0.2%
Doximity, Inc. - Class A (a) (b)	50,844	1,729,713

Hotel & Resort REITs—0.1%
Park Hotels & Resorts, Inc. (a)	92,360	1,184,055

Hotels, Restaurants & Leisure—3.4%
Aramark (a)	111,626	4,805,499
Boyd Gaming Corp.	32,888	2,281,441
Choice Hotels International, Inc. (a)	11,358	1,334,792
Churchill Downs, Inc.	28,220	3,927,377
Hilton Grand Vacations, Inc. (b)	32,925	1,496,112
Light & Wonder, Inc. (b)	39,028	2,683,565
Marriott Vacations Worldwide Corp.	15,767	1,934,926
Papa John’s International, Inc.	12,729	939,782
Penn Entertainment, Inc. (a) (b)	66,012	1,586,268
Planet Fitness, Inc. - Class A (b)	36,390	2,454,142
Texas Roadhouse, Inc. (a)	28,698	3,222,212
Travel and Leisure Co.	32,682	1,318,392
Wendy’s Co. (The)	72,212	1,570,611
Wingstop, Inc. (a)	12,837	2,569,454
Wyndham Hotels & Resorts, Inc.	36,778	2,521,868

		34,646,441

Household Durables—1.7%
Helen of Troy, Ltd. (a) (b)	10,297	1,112,282
KB Home	34,384	1,777,996
Leggett & Platt, Inc. (a)	57,015	1,688,784
Taylor Morrison Home Corp. (b)	46,736	2,279,315
Tempur Sealy International, Inc. (a)	73,702	2,953,239
Toll Brothers, Inc.	44,110	3,487,778
TopBuild Corp. (b)	13,599	3,617,606

		16,917,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Products—0.1%
Energizer Holdings, Inc. (a)	28,472	$956,090

Independent Power and Renewable Electricity Producers—0.2%
Ormat Technologies, Inc. (a)	22,505	1,810,752

Industrial REITs—1.3%
EastGroup Properties, Inc.	19,023	3,302,393
First Industrial Realty Trust, Inc.	56,643	2,981,688
Rexford Industrial Realty, Inc.	86,073	4,494,732
STAG Industrial, Inc.	76,832	2,756,732

		13,535,545

Insurance—3.7%
American Financial Group, Inc.	29,918	3,552,763
Brighthouse Financial, Inc. (b) (c)	28,638	1,356,009
CNO Financial Group, Inc.	49,066	1,161,392
First American Financial Corp. (a)	44,210	2,520,854
Hanover Insurance Group, Inc. (The)	15,303	1,729,698
Kemper Corp.	27,409	1,322,758
Kinsale Capital Group, Inc.	9,323	3,488,667
Old Republic International Corp.	116,624	2,935,426
Primerica, Inc.	15,517	3,068,642
Reinsurance Group of America, Inc.	28,502	3,952,942
RenaissanceRe Holdings, Ltd.	21,516	4,013,164
RLI Corp. (a)	17,366	2,369,938
Selective Insurance Group, Inc.	25,911	2,486,161
Unum Group	79,345	3,784,757

		37,743,171

Interactive Media & Services—0.5%
TripAdvisor, Inc. (a) (b)	45,417	748,926
Ziff Davis, Inc. (b)	20,253	1,418,925
ZoomInfo Technologies, Inc.-Class A (a) (b)	115,460	2,931,530

		5,099,381

IT Services—0.1%
Kyndryl Holdings, Inc. (b)	87,702	1,164,683

Leisure Products—1.1%
Brunswick Corp. (a)	30,288	2,624,152
Mattel, Inc. (a) (b)	151,610	2,962,460
Polaris, Inc. (a)	22,913	2,770,869
Topgolf Callaway Brands Corp. (a) (b)	59,624	1,183,536
YETI Holdings, Inc. (a) (b)	37,114	1,441,508

		10,982,525

Life Sciences Tools & Services—1.3%
Azenta, Inc. (a) (b)	27,912	1,302,932
Bruker Corp.	42,736	3,159,045
Medpace Holdings, Inc. (b)	10,582	2,541,479
Repligen Corp. (a) (b)	22,180	3,137,583
Sotera Health Co. (a) (b)	42,353	797,931
Syneos Health, Inc. (b)	44,400	1,871,016

		12,809,986

Machinery—4.6%
AGCO Corp.	26,615	3,497,743
Chart Industries, Inc. (a) (b)	17,975	2,872,225
Crane Co.	20,654	1,840,685
Crane NXT Co. (a)	20,654	1,165,712
Donaldson Co., Inc.	51,946	3,247,145
Esab Corp. (a)	22,183	1,476,057
Flowserve Corp. (a)	56,175	2,086,901
Graco, Inc.	72,105	6,226,267
ITT, Inc.	35,294	3,289,754
Lincoln Electric Holdings, Inc. (a)	24,661	4,898,414
Middleby Corp. (The) (a) (b)	22,922	3,388,559
Oshkosh Corp.	27,976	2,422,442
Terex Corp.	29,040	1,737,463
Timken Co. (The)	28,218	2,582,794
Toro Co. (The)	44,668	4,540,502
Watts Water Technologies, Inc. - Class A	11,740	2,156,990

		47,429,653

Marine Transportation—0.2%
Kirby Corp. (b)	25,700	1,977,615

Media—0.8%
Cable One, Inc. (a)	2,020	1,327,302
New York Times Co. (The) - Class A	70,183	2,763,806
Nexstar Media Group, Inc. (a)	15,359	2,558,041
TEGNA, Inc.	96,386	1,565,309

		8,214,458

Metals & Mining—2.3%
Alcoa Corp.	76,414	2,592,727
Cleveland-Cliffs, Inc. (a) (b)	220,623	3,697,641
Commercial Metals Co.	50,164	2,641,636
MP Materials Corp. (a) (b)	39,561	905,156
Reliance Steel & Aluminum Co. (a)	25,183	6,839,451
Royal Gold, Inc.	28,132	3,228,991
United States Steel Corp. (a)	96,997	2,425,895
Worthington Industries, Inc.	13,000	903,110

		23,234,607

Mortgage Real Estate Investment Trusts—0.7%
Annaly Capital Management, Inc.	211,544	4,232,995
Starwood Property Trust, Inc. (a)	133,677	2,593,334

		6,826,329

Multi-Utilities—0.3%
Black Hills Corp.	28,552	1,720,544
NorthWestern Corp. (a)	25,612	1,453,737

		3,174,281

Office REITs—0.6%
Corporate Office Properties Trust (a)	48,193	1,144,584
Cousins Properties, Inc.	64,975	1,481,430
Highwoods Properties, Inc. (a)	45,170	1,080,015
Kilroy Realty Corp.	45,149	1,358,533

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—(Continued)
Vornado Realty Trust (a)	69,038	$1,252,349

		6,316,911

Oil, Gas & Consumable Fuels—3.3%
Antero Midstream Corp. (a)	143,815	1,668,254
Antero Resources Corp. (a) (b)	118,272	2,723,804
Chord Energy Corp.	17,797	2,737,179
CNX Resources Corp. (a) (b)	70,921	1,256,720
DT Midstream, Inc. (a)	41,500	2,057,155
Equitrans Midstream Corp.	185,545	1,773,810
HF Sinclair Corp.	55,188	2,461,937
Matador Resources Co. (a)	48,497	2,537,363
Murphy Oil Corp.	62,849	2,407,117
Ovintiv, Inc. (a)	104,737	3,987,337
PBF Energy, Inc. - Class A	46,989	1,923,730
PDC Energy, Inc. (a)	37,460	2,664,904
Range Resources Corp.	103,350	3,038,490
Southwestern Energy Co. (b)	471,706	2,834,953

		34,072,753

Paper & Forest Products—0.2%
Louisiana-Pacific Corp.	30,858	2,313,733

Passenger Airlines—0.1%
JetBlue Airways Corp. (a) (b) (d)	140,449	1,244,378

Personal Care Products—0.4%
BellRing Brands, Inc. (b)	56,883	2,081,918
Coty, Inc. - Class A (a) (b)	157,069	1,930,378

		4,012,296

Pharmaceuticals—0.5%
Jazz Pharmaceuticals plc (b)	27,415	3,398,637
Perrigo Co. plc	57,964	1,967,878

		5,366,515

Professional Services—3.1%
ASGN, Inc. (b)	21,117	1,597,079
CACI International, Inc. - Class A (b)	9,763	3,327,621
Concentrix Corp. (a)	18,286	1,476,594
ExlService Holdings, Inc. (b)	14,241	2,151,245
Exponent, Inc. (a)	21,774	2,031,950
FTI Consulting, Inc. (b)	14,555	2,768,361
Genpact, Ltd.	72,567	2,726,342
Insperity, Inc.	15,387	1,830,438
KBR, Inc. (a)	58,134	3,782,198
ManpowerGroup, Inc.	21,599	1,714,961
Maximus, Inc.	26,036	2,200,302
Paylocity Holding Corp. (b)	17,692	3,264,705
Science Applications International Corp.	23,126	2,601,212

		31,473,008

Real Estate Management & Development—0.3%
Jones Lang LaSalle, Inc. (a) (b)	20,459	3,187,512

Residential REITs—0.4%
Apartment Income REIT Corp.	63,906	2,306,367
Independence Realty Trust, Inc.	96,080	1,750,578

		4,056,945

Retail REITs—1.3%
Agree Realty Corp. (a)	39,919	2,610,303
Brixmor Property Group, Inc.	128,733	2,832,126
Kite Realty Group Trust (a)	93,943	2,098,687
National Retail Properties, Inc. (a)	77,993	3,337,320
Spirit Realty Capital, Inc. (a)	60,521	2,383,317

		13,261,753

Semiconductors & Semiconductor Equipment—2.5%
Allegro MicroSystems, Inc. (b)	27,925	1,260,535
Amkor Technology, Inc.	43,138	1,283,355
Cirrus Logic, Inc. (b)	23,668	1,917,345
Lattice Semiconductor Corp. (a) (b)	58,959	5,664,191
MACOM Technology Solutions Holdings, Inc. (a) (b)	22,164	1,452,407
MKS Instruments, Inc. (a)	24,595	2,658,719
Power Integrations, Inc.	24,565	2,325,569
Silicon Laboratories, Inc. (a) (b)	13,705	2,161,827
Synaptics, Inc. (b)	16,929	1,445,398
Universal Display Corp.	18,653	2,688,457
Wolfspeed, Inc. (a) (b)	53,316	2,963,836

		25,821,639

Software—2.6%
ACI Worldwide, Inc. (b)	46,397	1,075,018
Aspen Technology, Inc. (a) (b)	12,504	2,095,795
Blackbaud, Inc. (b)	19,380	1,379,468
CommVault Systems, Inc. (b)	18,835	1,367,798
Dropbox, Inc. - Class A (b)	116,489	3,106,762
Dynatrace, Inc. (b)	92,857	4,779,350
Envestnet, Inc. (a) (b)	23,303	1,383,033
Manhattan Associates, Inc. (b)	26,568	5,310,412
NCR Corp. (a) (b)	60,137	1,515,452
Qualys, Inc. (b)	14,381	1,857,594
Teradata Corp. (a) (b)	43,304	2,312,867

		26,183,549

Specialized REITs—1.9%
CubeSmart (a)	96,235	4,297,855
EPR Properties (a)	32,244	1,509,019
Lamar Advertising Co. - Class A (a)	37,473	3,719,195
Life Storage, Inc.	36,447	4,845,993
National Storage Affiliates Trust (a)	35,175	1,225,145
PotlatchDeltic Corp.	34,230	1,809,056
Rayonier, Inc. (a)	63,487	1,993,492

		19,399,755

Specialty Retail—2.9%
AutoNation, Inc. (a) (b)	13,480	2,218,943
Dick’s Sporting Goods, Inc.	26,339	3,481,752
Five Below, Inc. (a) (b)	23,842	4,685,907
Foot Locker, Inc. (a)	34,015	922,147

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Specialty Retail—(Continued)
GameStop Corp. - Class A (a) (b)	108,331	$2,627,027
Gap, Inc. (The) (a)	91,380	816,023
Lithia Motors, Inc. (a)	11,791	3,585,761
Murphy USA, Inc. (a)	8,584	2,670,568
RH (a) (b)	7,649	2,521,034
Valvoline, Inc. (a)	59,475	2,230,907
Williams-Sonoma, Inc. (a)	28,126	3,519,688

		29,279,757

Technology Hardware, Storage & Peripherals—0.5%
Super Micro Computer, Inc. (a) (b)	19,560	4,875,330
Xerox Holdings Corp.	48,405	720,750

		5,596,080

Textiles, Apparel & Luxury Goods—1.9%
Capri Holdings, Ltd. (b)	53,845	1,932,497
Carter’s, Inc. (a)	16,143	1,171,982
Columbia Sportswear Co. (a)	15,147	1,169,954
Crocs, Inc. (a) (b)	26,567	2,987,194
Deckers Outdoor Corp. (b) (d)	11,291	5,957,809
PVH Corp.	26,894	2,285,183
Skechers USA, Inc. - Class A (b)	57,512	3,028,582
Under Armour, Inc. - Class A (b)	80,827	583,571
Under Armour, Inc. - Class C (a) (b)	81,199	544,845

		19,661,617

Trading Companies & Distributors—1.5%
GATX Corp. (a)	15,120	1,946,549
MSC Industrial Direct Co., Inc. - Class A	20,242	1,928,658
Univar Solutions, Inc. (b)	67,566	2,421,565
Watsco, Inc. (a)	14,316	5,461,124
WESCO International, Inc.	19,326	3,460,514

		15,218,410

Water Utilities—0.4%
Essential Utilities, Inc.	103,050	4,112,726

Total Common Stocks (Cost $730,968,445)		975,867,419

Mutual Funds—3.0%

Investment Company Securities—3.0%
SPDR S&P MidCap 400 ETF Trust (a) (Cost $27,989,780)	63,800	30,554,458

Short-Term Investments—1.5%

U.S. Treasury—1.5%
U.S. Treasury Bills
3.928%, 07/05/23 (e)	1,425,000	1,424,612
4.650%, 07/13/23 (e)	13,575,000	13,556,122

Total Short-Term Investments (Cost $14,976,789)		14,980,734

Securities Lending Reinvestments (f)—16.0%
Security Description	Principal Amount*	Value

Certificates of Deposit—2.9%
Bank of America N.A.
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	1,000,000	999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (g)	2,000,000	2,003,524
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	1,000,000	1,000,543
Barclays Bank plc 5.550%, 09/22/23	2,000,000	1,999,654
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (g)	2,000,000	2,000,514
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/17/23	1,000,000	992,950
Zero Coupon, 08/18/23	1,000,000	992,800
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	2,000,000	2,000,064
MUFG Bank, Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (g)	2,000,000	1,999,880
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (g)	2,000,000	2,000,310
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (g)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,022
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (g)	1,000,000	1,000,021
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (g)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (g)	1,000,000	1,000,143

		29,964,302

Commercial Paper—0.8%
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (g)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (g)	2,000,000	2,000,296
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		7,984,961

Repurchase Agreements—8.8%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $12,458,658; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $12,702,486.	12,453,417	12,453,417

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Repurchase Agreements—(Continued)
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $3,087,110; collateralized by various Common Stock with an aggregate market value of $3,300,000.	3,000,000	$3,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $4,601,944; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $4,703,774.	4,600,000	4,600,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $7,807,690; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $7,992,761.	7,800,000	7,800,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $12,012,133; collateralized by various Common Stock with an aggregate market value of $13,391,026.	12,000,000	12,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $20,008,683; collateralized by various Common Stock with an aggregate market value of $22,235,075.	20,000,000	20,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $1,400,602; collateralized by various Common Stock with an aggregate market value of $1,559,232.	1,400,000	1,400,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $11,004,740; collateralized by various Common Stock with an aggregate market value of $12,235,971.	11,000,000	11,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,502,513; collateralized by various Common Stock with an aggregate market value of $2,784,343.	2,500,000	2,500,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $12,005,150; collateralized by various Common Stock with an aggregate market value of $13,205,668.	12,000,000	12,000,000

		89,753,417

Time Deposits—1.0%
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DNB Bank ASA (NY) 5.020%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000

		10,000,000

Mutual Funds—2.5%
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	5,000,000	5,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (h)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (h)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	5,000,000	5,000,000

		26,000,000

Total Securities Lending Reinvestments (Cost $163,702,736)		163,702,680

Total Investments— 115.9% (Cost $937,637,750)		1,185,105,291
Other assets and liabilities (net)—(15.9)%		(162,754,033)

Net Assets—100.0%		$1,022,351,258

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $174,305,008 and the collateral received consisted of cash in the amount of $163,661,022 and non-cash collateral with a value of $13,567,527. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $4,358,120.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Schedule of Investments as of June 30, 2023

(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 Index E-Mini Futures	09/15/23	57	USD	15,071,370	$283,753

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ETF)—	Exchange-Traded Fund
(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$975,867,419	$—	$—	$975,867,419
Total Mutual Funds*	30,554,458	—	—	30,554,458
Total Short-Term Investments*	—	14,980,734	—	14,980,734
Securities Lending Reinvestments
Certificates of Deposit	—	29,964,302	—	29,964,302
Commercial Paper	—	7,984,961	—	7,984,961
Repurchase Agreements	—	89,753,417	—	89,753,417
Time Deposits	—	10,000,000	—	10,000,000
Mutual Funds	26,000,000	—	—	26,000,000
Total Securities Lending Reinvestments	26,000,000	137,702,680	—	163,702,680
Total Investments	$1,032,421,877	$152,683,414	$—	$1,185,105,291

Collateral for Securities Loaned (Liability)	$—	$(163,661,022)	$—	$(163,661,022)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$283,753	$—	$—	$283,753

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,183,749,282
Affiliated investments at value (c)	1,356,009
Cash	24,901
Receivable for:
Investments sold	239,533
Fund shares sold	386,433
Dividends	1,169,263
Variation margin on futures contracts	94,024
Prepaid expenses	7,830

Total Assets	1,187,027,275
Liabilities
Collateral for securities loaned	163,661,022
Payables for:
Fund shares redeemed	366,768
Accrued Expenses:
Management fees	201,687
Distribution and service fees	103,252
Deferred trustees’ fees	154,342
Other expenses	188,946

Total Liabilities	164,676,017

Net Assets	$1,022,351,258

Net Assets Consist of:
Paid in surplus	$755,438,939
Distributable earnings (Accumulated losses)	266,912,319

Net Assets	$1,022,351,258

Net Assets
Class A	$526,409,666
Class B	299,715,446
Class E	27,319,197
Class G	168,906,949
Capital Shares Outstanding*
Class A	33,311,583
Class B	19,447,808
Class E	1,752,124
Class G	11,122,944
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$15.80
Class B	15.41
Class E	15.59
Class G	15.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $936,598,786.
(b)	Includes securities loaned at value of $174,305,008.
(c)	Identified cost of affiliated investments was $1,038,964.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends	$8,415,628
Interest	320,103
Securities lending income	258,362

Total investment income	8,994,093

Expenses
Management fees	1,228,160
Administration fees	26,340
Custodian and accounting fees	42,774
Distribution and service fees—Class B	361,154
Distribution and service fees—Class E	20,022
Distribution and service fees—Class G	236,819
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	41,154
Insurance	4,585
Miscellaneous	58,921

Total expenses	2,082,196
Less management fee waiver	(12,464)

Net expenses	2,069,732

Net Investment Income	6,924,361

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	13,484,652
Affiliated investments	15,160
Futures contracts	292,655

Net realized gain (loss)	13,792,467

Net change in unrealized appreciation (depreciation) on:
Investments	62,179,090
Affiliated investments	(150,247)
Futures contracts	589,383

Net change in unrealized appreciation (depreciation)	62,618,226

Net realized and unrealized gain (loss)	76,410,693

Net Increase (Decrease) in Net Assets From Operations	$83,335,054

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$6,924,361	$12,315,580
Net realized gain (loss)	13,792,467	64,477,353
Net change in unrealized appreciation (depreciation)	62,618,226	(238,751,221)

Increase (decrease) in net assets from operations	83,335,054	(161,958,288)

From Distributions to Shareholders
Class A	(39,084,764)	(91,716,740)
Class B	(22,061,311)	(54,536,369)
Class E	(2,015,323)	(5,150,333)
Class G	(12,509,646)	(28,926,185)

Total distributions	(75,671,044)	(180,329,627)

Increase (decrease) in net assets from capital share transactions	43,927,631	82,626,892

Total increase (decrease) in net assets	51,591,641	(259,661,023)

Net Assets
Beginning of period	970,759,617	1,230,420,640

End of period	$1,022,351,258	$970,759,617

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,305,657	$21,336,259	1,908,949	$33,557,319
Reinvestments	2,529,758	39,084,764	6,184,541	91,716,740
Redemptions	(2,486,342)	(41,091,836)	(4,138,209)	(73,349,023)

Net increase (decrease)	1,349,073	$19,329,187	3,955,281	$51,925,036

Class B
Sales	283,332	$4,444,085	492,986	$8,133,268
Reinvestments	1,463,922	22,061,311	3,763,725	54,536,369
Redemptions	(1,021,167)	(16,280,077)	(2,871,257)	(49,320,878)

Net increase (decrease)	726,087	$10,225,319	1,385,454	$13,348,759

Class E
Sales	40,671	$659,787	67,288	$1,151,989
Reinvestments	132,152	2,015,323	351,799	5,150,333
Redemptions	(150,174)	(2,426,952)	(297,090)	(5,099,648)

Net increase (decrease)	22,649	$248,158	121,997	$1,202,674

Class G
Sales	546,881	$8,477,009	669,357	$11,771,934
Reinvestments	842,400	12,509,646	2,024,226	28,926,185
Redemptions	(433,775)	(6,861,688)	(1,440,086)	(24,547,696)

Net increase (decrease)	955,506	$14,124,967	1,253,497	$16,150,423

Increase (decrease) derived from capital shares transactions		$43,927,631		$82,626,892

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.73		$22.29	$19.01	$18.27	$16.32	$20.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.23	0.21	0.21	0.26	0.26
Net realized and unrealized gain (loss)	1.22		(3.39)	4.36	1.85	3.78	(2.24)

Total income (loss) from investment operations	1.34		(3.16)	4.57	2.06	4.04	(1.98)

Less Distributions
Distributions from net investment income	(0.22)		(0.22)	(0.24)	(0.24)	(0.26)	(0.26)
Distributions from net realized capital gains	(1.05)		(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(1.27)		(3.40)	(1.29)	(1.32)	(2.09)	(1.94)

Net Asset Value, End of Period	$15.80		$15.73	$22.29	$19.01	$18.27	$16.32

Total Return (%) (b)	8.66	(c)	(13.26)	24.40	13.39	25.95	(11.30)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.30	(d)	0.29	0.30	0.31	0.30	0.30
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.29	0.29	0.31	0.30	0.30
Ratio of net investment income (loss) to average net assets (%)	1.53	(d)	1.31	1.00	1.33	1.44	1.34
Portfolio turnover rate (%)	11	(c)	22	33	31	24	25
Net assets, end of period (in millions)	$526.4		$502.7	$624.2	$553.3	$528.6	$442.2

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.35		$21.82	$18.64	$17.93	$16.05	$19.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.18	0.16	0.17	0.21	0.21
Net realized and unrealized gain (loss)	1.18		(3.31)	4.26	1.82	3.71	(2.20)

Total income (loss) from investment operations	1.28		(3.13)	4.42	1.99	3.92	(1.99)

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.19)	(0.20)	(0.21)	(0.21)
Distributions from net realized capital gains	(1.05)		(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(1.22)		(3.34)	(1.24)	(1.28)	(2.04)	(1.89)

Net Asset Value, End of Period	$15.41		$15.35	$21.82	$18.64	$17.93	$16.05

Total Return (%) (b)	8.51	(c)	(13.44)	24.07	13.15	25.57	(11.51)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.55	(d)	0.54	0.55	0.56	0.55	0.55
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.54	0.54	0.56	0.55	0.55
Ratio of net investment income (loss) to average net assets (%)	1.28	(d)	1.06	0.75	1.08	1.19	1.09
Portfolio turnover rate (%)	11	(c)	22	33	31	24	25
Net assets, end of period (in millions)	$299.7		$287.3	$378.3	$370.5	$364.5	$330.8

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.52		$22.04	$18.81	$18.09	$16.17	$20.07

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.20	0.18	0.19	0.23	0.23
Net realized and unrealized gain (loss)	1.20		(3.35)	4.31	1.82	3.75	(2.22)

Total income (loss) from investment operations	1.31		(3.15)	4.49	2.01	3.98	(1.99)

Less Distributions
Distributions from net investment income	(0.19)		(0.19)	(0.21)	(0.21)	(0.23)	(0.23)
Distributions from net realized capital gains	(1.05)		(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(1.24)		(3.37)	(1.26)	(1.29)	(2.06)	(1.91)

Net Asset Value, End of Period	$15.59		$15.52	$22.04	$18.81	$18.09	$16.17

Total Return (%) (b)	8.59	(c)	(13.40)	24.23	13.21	25.77	(11.44)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.45	(d)	0.44	0.45	0.46	0.45	0.45
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.44	0.44	0.46	0.45	0.45
Ratio of net investment income (loss) to average net assets (%)	1.38	(d)	1.16	0.85	1.18	1.29	1.19
Portfolio turnover rate (%)	11	(c)	22	33	31	24	25
Net assets, end of period (in millions)	$27.3		$26.8	$35.4	$33.1	$33.3	$30.6

	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.14		$21.59	$18.46	$17.78	$15.93	$19.80

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.17	0.14	0.16	0.20	0.20
Net realized and unrealized gain (loss)	1.17		(3.28)	4.23	1.79	3.69	(2.19)

Total income (loss) from investment operations	1.27		(3.11)	4.37	1.95	3.89	(1.99)

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.19)	(0.19)	(0.21)	(0.20)
Distributions from net realized capital gains	(1.05)		(3.18)	(1.05)	(1.08)	(1.83)	(1.68)

Total distributions	(1.22)		(3.34)	(1.24)	(1.27)	(2.04)	(1.88)

Net Asset Value, End of Period	$15.19		$15.14	$21.59	$18.46	$17.78	$15.93

Total Return (%) (b)	8.54	(c)	(13.50)	24.01	13.07	25.54	(11.56)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.60	(d)	0.59	0.60	0.61	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.59	0.59	0.61	0.60	0.60
Ratio of net investment income (loss) to average net assets (%)	1.24	(d)	1.01	0.70	1.03	1.14	1.04
Portfolio turnover rate (%)	11	(c)	22	33	31	24	25
Net assets, end of period (in millions)	$168.9		$153.9	$192.4	$168.4	$149.1	$124.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Mid Cap Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-17

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-18

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $89,753,417, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(132,706,639)	$—	$—	$—	$(132,706,639)
Mutual Funds	(30,954,383)	—	—	—	(30,954,383)
Total Borrowings	$(163,661,022)	$—	$—	$—	$(163,661,022)
Gross amount of recognized liabilities for securities lending transactions					$(163,661,022)

BHFTII-19

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$283,753

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location-Net Realized Gain (Loss)	Equity
Futures contracts	$292,655

Statement of Operations Location-Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$589,383

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$14,582,025

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

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Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant

BHFTII-21

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$110,502,254	$0	$135,822,746

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $1,228,160.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.030%	On the first $500 million
0.020%	On the next $500 million
0.010%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $122,452.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical expense agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-22

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain/(Loss)	Change in Unrealized Appreciation/ (Depreciation)	Ending Value as of June 30, 2023	Number of shares held at June 30, 2023
Brighthouse Financial, Inc.	$1,605,418	$—	$(114,322)	$15,160	$(150,247)	$1,356,009	28,638

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$940,536,750

Gross unrealized appreciation	309,560,020
Gross unrealized (depreciation)	(64,707,726)

Net unrealized appreciation (depreciation)	$244,852,294

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$37,394,706	$26,695,900	$142,934,921	$42,033,846	$180,329,627	$68,729,746

BHFTII-23

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,189,409	$64,671,754	$182,539,698	$—	$259,400,861

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-24

Brighthouse Funds Trust II

MetLife Mid Cap Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-25

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and G shares of the MetLife MSCI EAFE Index Portfolio (the “Portfolio”) returned 11.97%, 11.79%, 11.86%, and 11.77%, respectively. The Portfolio’s benchmark, the MSCI EAFE Index¹, returned 11.67%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed during the first six months of 2023, driven mainly by the rally in the Information Technology sector and better-than-expected corporate earnings. In addition, equity investors were hopeful that the Federal Reserve (the “Fed”) would begin pausing interest rate increases soon and that the Fed would be able to successfully navigate a soft landing. Factors that weighed on the equity markets included lingering concerns about rising recession risks, the collapse of two U.S. regional banks, Silicon Valley Bank and Signature Bank, and the acquisition of Credit Suisse by UBS in an emergency rescue deal. Equity investors were also concerned about stretched equity valuations, continued high inflation and rising bond yields.

The U.S. Dollar strengthened during the six-month period, which negatively impacted U.S. investors’ MSCI EAFE Index return versus the local currency return by approximately 0.43%.

Seventeen of the twenty-one countries comprising the MSCI EAFE Index experienced positive returns for the first six months of 2023. Ireland (0.7% beginning weight in the benchmark), up 27.0%; Italy (2.3% beginning weight in the benchmark), up 25.1%; and Spain (2.4% beginning weight in the benchmark), up 22.8%, were the best-performing countries. Finland (1.0% beginning weight), down 7.4%; Hong Kong (3.0% beginning weight), down 7.3%; and Norway (0.8% beginning weight), down 6.8% were the worst-performing countries.

The stocks in the MSCI EAFE Index with the largest positive impact on the benchmark return for the first half of the year were ASML (Netherlands), up 35.2%; LVMH Moet Hennessy Louis Vuitton (France), up 30.8%; and Novo Nordisk (Denmark), up 20.6%. The stocks with the largest negative impact were Anglo American (U.K.), down 25.3%; British American Tobacco (U.K.), down 14.3%; and AIA Group (Hong Kong), down 7.9%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the MSCI EAFE Index. This strategy seeks to replicate the performance of the Index by owning a subset of Index constituents and neutralizing exposures across countries. The Portfolio is periodically rebalanced for compositional changes in the Index. Factors that impact tracking error include sampling, fair value pricing, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The MSCI EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

BHFTII-1

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI EAFE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MetLife MSCI EAFE Index Portfolio
Class A	11.97	18.49	4.29	5.26
Class B	11.79	18.27	4.04	4.99
Class E	11.86	18.31	4.13	5.10
Class G	11.77	18.20	3.98	4.95
MSCI EAFE Index	11.67	18.77	4.39	5.41

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
iShares MSCI EAFE ETF	2.6
Nestle S.A.	2.0
ASML Holding NV	1.8
Novo Nordisk A/S - Class B	1.6
LVMH Moet Hennessy Louis Vuitton SE	1.6
AstraZeneca plc	1.4
Roche Holding AG	1.3
Novartis AG	1.3
Shell plc	1.2
Toyota Motor Corp.	1.0

Top Countries

% of Net Assets
Japan	21.4
United Kingdom	11.8
France	11.5
Switzerland	10.3
Germany	8.2
Australia	6.9
Netherlands	5.6
Denmark	2.9
Sweden	2.9
Spain	2.4

BHFTII-2

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife MSCI EAFE Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.37%	$1,000.00	$1,119.70	$1.94
	Hypothetical*	0.37%	$1,000.00	$1,022.96	$1.86

Class B (a)	Actual	0.62%	$1,000.00	$1,117.90	$3.26
	Hypothetical*	0.62%	$1,000.00	$1,021.72	$3.11

Class E (a)	Actual	0.52%	$1,000.00	$1,118.60	$2.73
	Hypothetical*	0.52%	$1,000.00	$1,022.22	$2.61

Class G (a)	Actual	0.67%	$1,000.00	$1,117.70	$3.52
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—94.9% of Net Assets

Security Description	Shares	Value

Australia—6.9%
Ampol, Ltd.	15,576	$312,183
ANZ Group Holdings, Ltd.	186,924	2,961,890
APA Group	77,620	501,778
Aristocrat Leisure, Ltd.	38,272	990,290
ASX, Ltd.	13,079	550,511
Aurizon Holdings, Ltd.	58,592	153,337
BHP Group, Ltd.	307,884	9,179,446
BlueScope Steel, Ltd.	33,509	461,942
Brambles, Ltd.	91,149	876,630
Cochlear, Ltd.	4,353	665,586
Coles Group, Ltd.	88,152	1,082,621
Commonwealth Bank of Australia	102,535	6,870,299
Computershare, Ltd.	32,168	503,263
CSL, Ltd.	29,399	5,436,168
Dexus (REIT)	66,600	346,359
Ebos Group, Ltd.	5,000	112,937
Endeavour Group, Ltd.	89,555	376,943
Fortescue Metals Group, Ltd.	106,038	1,578,038
Goodman Group (REIT)	106,052	1,419,563
GPT Group (The) (REIT)	72,004	198,846
IDP Education, Ltd.	14,103	208,384
IGO, Ltd.	44,707	455,964
Insurance Australia Group, Ltd.	132,599	504,815
Lendlease Corp., Ltd.	48,652	251,559
Lottery Corp., Ltd. (The)	137,821	472,344
Macquarie Group, Ltd.	21,917	2,609,783
Medibank Private, Ltd.	167,379	393,591
Mineral Resources, Ltd.	11,249	539,960
Mirvac Group (REIT)	239,817	362,309
National Australia Bank, Ltd.	189,646	3,344,884
Newcrest Mining, Ltd.	51,416	917,959
Northern Star Resources, Ltd.	79,868	647,886
Orica, Ltd.	24,591	243,708
Origin Energy, Ltd.	97,507	544,660
Pilbara Minerals, Ltd.	157,791	519,964
Qantas Airways, Ltd. (a)	58,443	242,162
QBE Insurance Group, Ltd.	90,383	950,529
Ramsay Health Care, Ltd.	11,010	413,847
REA Group, Ltd.	2,790	267,071
Reece, Ltd.	8,949	111,458
Rio Tinto, Ltd.	22,513	1,731,266
Santos, Ltd.	208,207	1,047,886
Scentre Group (REIT)	315,454	556,745
Seek, Ltd.	23,745	344,258
Sonic Healthcare, Ltd.	24,516	582,691
South32, Ltd.	273,101	688,246
Stockland (REIT)	102,064	275,050
Suncorp Group, Ltd.	76,841	692,675
Telstra Corp., Ltd.	204,869	587,565
Transurban Group	189,564	1,804,279
Treasury Wine Estates, Ltd.	53,467	401,427
Vicinity Centres (REIT)	235,172	288,877
Washington H Soul Pattinson & Co., Ltd.	14,627	309,854
Wesfarmers, Ltd.	68,599	2,260,525
Westpac Banking Corp.	215,215	3,067,777
WiseTech Global, Ltd.	10,682	571,837
Woodside Energy Group, Ltd.	113,100	2,617,269

Australia—(Continued)
Woolworths Group, Ltd.	73,119	1,938,641

		68,348,335

Austria—0.2%
Erste Group Bank AG	21,338	749,120
OMV AG	8,951	379,201
Verbund AG	4,216	338,536
voestalpine AG (b)	7,917	284,448

		1,751,305

Belgium—0.7%
Ageas SA	9,698	392,982
Anheuser-Busch InBev S.A.	52,687	2,983,445
D’ieteren Group	923	163,196
Elia Group S.A.	2,047	259,994
Groupe Bruxelles Lambert NV	6,450	508,243
KBC Group NV	16,056	1,122,570
Sofina S.A.	1,124	232,980
Solvay S.A.	4,637	519,237
UCB S.A.	7,036	623,468
Umicore S.A.	13,317	372,197
Warehouses De Pauw CVA (REIT)	9,872	270,748

		7,449,060

Chile—0.1%
Antofagasta plc	26,957	502,903

China—0.5%
BOC Hong Kong Holdings, Ltd.	230,965	706,871
Budweiser Brewing Co. APAC, Ltd.	104,600	269,701
ESR Group, Ltd.	34,000	58,529
Prosus NV (a)	49,631	3,631,233
SITC International Holdings Co., Ltd.	7,000	12,846

		4,679,180

Denmark—2.9%
AP Moller - Maersk A/S - Class A	208	362,910
AP Moller - Maersk A/S - Class B	294	517,132
Carlsberg AS - Class B	5,697	910,727
Chr Hansen Holding A/S	5,612	390,259
Coloplast A/S - Class B	7,704	963,022
Danske Bank A/S (a)	41,066	999,912
Demant A/S (a)	7,349	310,918
DSV A/S	11,542	2,428,557
Genmab A/S (a)	4,059	1,540,273
Novo Nordisk A/S - Class B	100,612	16,247,008
Novozymes A/S - B Shares	11,318	527,022
Orsted A/S	10,898	1,029,411
Pandora A/S	6,075	542,768
Rockwool International A/S - B Shares	571	147,629
Tryg A/S	19,542	422,894
Vestas Wind Systems A/S (a)	62,608	1,663,105

		29,003,547

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Finland—1.0%
Elisa Oyj	8,457	$451,623
Fortum Oyj	30,377	406,720
Kesko Oyj - B Shares	19,815	372,848
Kone Oyj - Class B	20,595	1,075,606
Metso Outotec Oyj	41,100	495,033
Neste Oyj	25,004	963,501
Nokia Oyj	333,393	1,398,835
Nordea Bank Abp	200,672	2,183,212
Orion Oyj - Class B	5,744	238,318
Sampo Oyj - A Shares	27,488	1,232,580
Stora Enso Oyj - R Shares	33,562	388,898
UPM-Kymmene Oyj	31,691	944,292
Wartsila Oyj Abp	31,392	353,626

		10,505,092

France—11.5%
Accor S.A.	11,190	416,030
Adevinta ASA (a)	18,232	119,799
Aeroports de Paris	1,359	195,231
Air Liquide S.A.	31,815	5,702,813
Airbus SE	35,689	5,158,090
Alstom S.A. (b)	21,565	643,591
Amundi S.A.	4,463	263,722
Arkema S.A.	3,712	350,087
AXA S.A.	111,499	3,293,471
BioMerieux	3,058	320,875
BNP Paribas S.A.	67,079	4,236,562
Bollore SE	54,807	341,481
Bouygues S.A.	11,159	374,715
Bureau Veritas S.A.	19,740	541,365
Capgemini SE	10,100	1,913,006
Carrefour S.A.	35,510	672,833
Cie de Saint-Gobain	28,647	1,744,782
Cie Generale des Etablissements Michelin SCA	41,938	1,239,514
Covivio (REIT)	3,163	149,608
Credit Agricole S.A.	70,160	833,304
Danone S.A.	38,908	2,383,722
Dassault Aviation S.A.	1,830	366,096
Dassault Systemes SE	40,760	1,807,216
Edenred	15,079	1,009,519
Eiffage S.A.	4,534	473,376
Engie S.A.	108,209	1,799,525
EssilorLuxottica S.A.	17,636	3,336,963
Eurazeo S.E.	2,867	201,780
Gecina S.A. (REIT) (b)	3,288	350,208
Getlink SE	18,615	316,666
Hermes International	1,935	4,208,719
Ipsen S.A.	2,335	280,948
Kering S.A.	4,452	2,465,234
Klepierre S.A. (REIT)	12,682	314,577
L’Oreal S.A.	14,637	6,829,508
La Francaise des Jeux SAEM	6,363	250,485
Legrand S.A.	15,760	1,563,132
LVMH Moet Hennessy Louis Vuitton SE	16,782	15,834,704
Orange S.A.	116,786	1,365,714
Pernod Ricard S.A.	12,457	2,751,737

France—(Continued)
Publicis Groupe S.A.	13,415	1,046,299
Remy Cointreau S.A.	1,206	193,314
Renault S.A.	11,902	502,098
Safran S.A.	20,757	3,260,570
Sanofi	68,793	7,373,466
Sartorius Stedim Biotech	1,739	434,491
Schneider Electric SE	32,974	6,008,975
SEB S.A.	1,599	165,293
Societe Generale S.A.	43,695	1,137,255
Sodexo S.A.	5,109	562,524
Teleperformance	3,877	650,735
Thales S.A.	6,713	1,004,671
TotalEnergies SE	143,783	8,239,049
Unibail-Rodamco-Westfield (REIT) (a)	7,986	422,008
Valeo	12,816	274,946
Veolia Environnement S.A.	42,002	1,327,713
Vinci S.A.	31,740	3,688,380
Vivendi SE	44,618	411,273
Wendel SE	1,813	186,225
Worldline S.A. (a)	15,808	578,465

		113,888,458

Germany—7.7%
Adidas AG	9,636	1,868,608
Allianz SE	24,391	5,672,527
BASF SE	54,326	2,637,183
Bayer AG	59,719	3,301,018
Bayerische Motoren Werke (BMW) AG	20,377	2,502,170
Bechtle AG	5,943	235,435
Beiersdorf AG	5,659	748,589
Brenntag SE	9,778	761,660
Carl Zeiss Meditec AG	2,492	269,412
Commerzbank AG	65,915	729,742
Continental AG	7,262	547,195
Covestro AG (a)	10,220	530,580
Daimler Truck Holding AG	28,970	1,042,861
Delivery Hero SE (a)	11,033	486,284
Deutsche Bank AG	110,884	1,163,324
Deutsche Boerse AG	11,718	2,163,735
Deutsche Lufthansa AG (a)	35,564	363,946
Deutsche Post AG	62,513	3,052,102
Deutsche Telekom AG	196,182	4,275,385
E.ON SE	139,019	1,771,659
Evonik Industries AG	12,954	246,185
Fresenius Medical Care AG & Co. KGaA	13,633	650,974
Fresenius SE & Co. KGaA	25,674	710,527
GEA Group AG	9,989	417,384
Hannover Rueck SE	3,591	761,330
Heidelberg Cement AG	9,539	783,150
HelloFresh SE (a)	10,721	265,041
Henkel AG & Co. KGaA	6,878	484,009
Infineon Technologies AG	78,806	3,249,405
Knorr-Bremse AG	4,409	336,565
LEG Immobilien SE (a)	5,050	289,974
Mercedes-Benz Group AG	52,017	4,185,643
Merck KGaA	7,954	1,314,813

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Germany—(Continued)
MTU Aero Engines AG	3,014	$780,798
Muenchener Rueckversicherungs-Gesellschaft AG	8,520	3,194,298
Nemetschek SE	4,238	317,315
Puma SE	7,160	430,493
Rational AG	371	268,376
Rheinmetall AG	2,403	659,670
RWE AG	38,414	1,671,748
SAP SE	63,202	8,628,268
Scout24 SE	3,900	247,175
Siemens AG	46,190	7,686,849
Siemens Energy AG (a)	31,577	557,295
Siemens Healthineers AG	16,020	906,521
Symrise AG	8,326	872,076
Talanx AG (a)	3,850	220,677
Telefonica Deutschland Holding AG	19,646	55,200
Volkswagen AG	1,994	332,615
Vonovia SE	44,731	873,191
Wacker Chemie AG	1,100	150,927
Zalando SE (a)	15,086	433,965

		76,105,872

Hong Kong—2.2%
AIA Group, Ltd.	707,800	7,221,260
CK Asset Holdings, Ltd.	126,940	704,431
CK Hutchison Holdings, Ltd.	176,440	1,079,893
CK Infrastructure Holdings, Ltd.	49,500	262,001
CLP Holdings, Ltd.	111,377	866,840
Galaxy Entertainment Group, Ltd. (a)	140,000	893,450
Hang Lung Properties, Ltd.	41,000	63,276
Hang Seng Bank, Ltd.	46,300	659,358
Henderson Land Development Co., Ltd.	88,311	263,302
HKT Trust & HKT, Ltd.	229,980	267,836
Hong Kong & China Gas Co., Ltd.	680,531	588,516
Hong Kong Exchanges & Clearing, Ltd.	72,000	2,737,881
Hongkong Land Holdings, Ltd.	71,800	280,514
Jardine Matheson Holdings, Ltd.	10,400	527,498
Link REIT (REIT)	159,649	888,752
MTR Corp., Ltd.	110,500	508,582
New World Development Co., Ltd.	40,926	101,078
Power Assets Holdings, Ltd.	93,049	488,024
Sino Land Co., Ltd. (b)	223,600	274,939
Sun Hung Kai Properties, Ltd.	86,750	1,094,082
Swire Pacific, Ltd. - Class A	36,817	283,236
Swire Properties, Ltd.	20,600	50,772
Techtronic Industries Co., Ltd.	90,500	990,188
WH Group, Ltd.	507,000	269,414
Wharf Real Estate Investment Co., Ltd.	117,976	590,430
Xinyi Glass Holdings, Ltd.	27,000	42,209

		21,997,762

Ireland—0.9%
AerCap Holdings NV (a)	9,000	571,680
AIB Group plc	70,100	294,870
Bank of Ireland Group plc	70,200	670,572
CRH plc	45,751	2,526,478
Flutter Entertainment plc (a)	10,516	2,116,117

Ireland—(Continued)
James Hardie Industries plc (a)	24,825	661,248
Kerry Group plc - Class A	9,862	962,075
Kingspan Group plc	9,603	639,237
Smurfit Kappa Group plc	15,811	527,662

		8,969,939

Israel—0.6%
Azrieli Group, Ltd.	2,906	164,044
Bank Hapoalim B.M.	79,475	651,024
Bank Leumi Le-Israel B.M.	98,212	734,961
Check Point Software Technologies, Ltd. (a)	5,600	703,472
CyberArk Software, Ltd. (a)	2,700	422,091
Elbit Systems, Ltd.	1,142	237,741
ICL Group, Ltd.	48,759	266,655
Israel Discount Bank, Ltd. - Class A	57,801	287,025
Mizrahi Tefahot Bank, Ltd.	9,874	329,586
Nice, Ltd. (a)	3,975	819,303
Teva Pharmaceutical Industries, Ltd. (ADR) (a)	63,253	476,295
Tower Semiconductor, Ltd. (a)	7,437	274,453
Wix.com, Ltd. (a)	3,600	281,664

		5,648,314

Italy—2.0%
Amplifon S.p.A.	9,033	331,467
Assicurazioni Generali S.p.A.	60,938	1,240,857
Davide Campari-Milano NV	36,167	501,132
DiaSorin S.p.A.	1,857	193,228
Enel S.p.A.	488,159	3,287,778
Eni S.p.A.	141,091	2,034,087
Ferrari NV	7,661	2,507,736
FinecoBank Banca Fineco S.p.A.	35,112	473,536
Infrastrutture Wireless Italiane S.p.A.	24,381	321,858
Intesa Sanpaolo S.p.A.	935,359	2,457,966
Mediobanca Banca di Credito Finanziario S.p.A.	33,261	398,784
Moncler S.p.A.	11,647	805,749
Nexi S.p.A. (a)	32,431	254,570
Poste Italiane S.p.A.	29,264	317,432
Prysmian S.p.A.	17,303	724,588
Recordati Industria Chimica e Farmaceutica S.p.A.	5,644	269,710
Snam SpA	112,553	588,097
Telecom Italia S.p.A. (a)	605,589	170,714
Terna - Rete Elettrica Nazionale	90,318	769,188
UniCredit S.p.A.	111,042	2,589,046

		20,237,523

Japan—21.4%
Advantest Corp.	11,600	1,551,410
Aeon Co., Ltd.	37,100	758,185
AGC, Inc. (b)	12,900	463,506
Aisin Corp.	6,600	203,675
Ajinomoto Co., Inc.	28,400	1,128,886
ANA Holdings, Inc. (a)	8,400	200,082
Asahi Group Holdings, Ltd.	29,300	1,133,870
Asahi Intecc Co., Ltd.	14,200	278,739
Asahi Kasei Corp.	77,700	526,556

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Astellas Pharma, Inc.	111,500	$1,658,755
Azbil Corp.	7,000	221,138
Bandai Namco Holdings, Inc.	34,200	790,053
BayCurrent Consulting, Inc.	8,000	300,057
Bridgestone Corp. (b)	33,200	1,361,934
Brother Industries, Ltd.	16,400	240,095
Canon, Inc. (b)	63,300	1,667,587
Capcom Co., Ltd.	11,100	439,195
Central Japan Railway Co.	8,800	1,101,743
Chiba Bank, Ltd. (The)	33,200	201,086
Chubu Electric Power Co., Inc.	40,300	491,332
Chugai Pharmaceutical Co., Ltd. (b)	42,700	1,212,374
Concordia Financial Group, Ltd.	33,900	133,383
CyberAgent, Inc.	29,600	215,817
Dai Nippon Printing Co., Ltd.	13,000	367,974
Dai-ichi Life Holdings, Inc.	59,400	1,137,541
Daifuku Co., Ltd.	18,500	378,178
Daiichi Sankyo Co., Ltd.	112,400	3,558,444
Daikin Industries, Ltd.	16,000	3,260,572
Daito Trust Construction Co., Ltd.	4,100	415,320
Daiwa House Industry Co., Ltd.	37,400	986,822
Daiwa House REIT Investment Corp. (REIT)	136	260,590
Daiwa Securities Group, Inc.	73,700	380,705
Denso Corp.	25,600	1,722,993
Dentsu Group, Inc.	10,300	337,281
Disco Corp.	5,700	900,269
East Japan Railway Co.	17,700	979,933
Eisai Co., Ltd.	14,700	989,010
ENEOS Holdings, Inc.	153,600	525,407
FANUC Corp.	59,000	2,071,018
Fast Retailing Co., Ltd.	10,800	2,768,004
Fuji Electric Co., Ltd.	8,600	378,341
FUJIFILM Holdings Corp.	22,700	1,345,935
Fujitsu, Ltd.	10,700	1,377,228
GLP J-REIT	268	263,823
GMO Payment Gateway, Inc.	3,000	233,821
Hakuhodo DY Holdings, Inc.	17,600	185,515
Hamamatsu Photonics KK	9,600	470,480
Hankyu Hanshin Holdings, Inc.	13,900	459,637
Hikari Tsushin, Inc.	1,500	215,215
Hirose Electric Co., Ltd.	1,515	201,310
Hitachi Construction Machinery Co., Ltd.	8,900	250,279
Hitachi, Ltd.	57,000	3,521,964
Honda Motor Co., Ltd.	93,600	2,822,827
Hoshizaki Corp.	4,700	168,735
Hoya Corp.	21,200	2,524,736
Hulic Co., Ltd.	25,800	221,050
Ibiden Co., Ltd.	7,800	441,574
Idemitsu Kosan Co., Ltd.	14,768	295,967
Iida Group Holdings Co., Ltd.	9,300	157,125
Inpex Corp.	53,100	591,194
Isuzu Motors, Ltd.	39,100	475,250
ITOCHU Corp.	73,900	2,933,996
Itochu Techno-Solutions Corp.	7,100	179,362
Japan Airlines Co., Ltd.	8,400	182,174
Japan Exchange Group, Inc.	31,100	543,155
Japan Metropolitan Fund Investment Corp.	494	329,391

Japan—(Continued)
Japan Post Bank Co., Ltd.	91,300	714,120
Japan Post Holdings Co., Ltd.	121,900	875,073
Japan Post Insurance Co., Ltd.	16,000	240,156
Japan Real Estate Investment Corp. (REIT)	85	322,869
Japan Tobacco, Inc. (b)	72,400	1,584,306
JFE Holdings, Inc.	30,400	435,504
JSR Corp.	9,800	281,268
Kajima Corp.	27,100	409,226
Kansai Electric Power Co., Inc.	44,000	551,890
Kao Corp.	28,600	1,034,160
Kawasaki Kisen Kaisha, Ltd.	8,000	193,763
KDDI Corp.	91,000	2,807,762
Keio Corp.	6,700	210,328
Keisei Electric Railway Co., Ltd.	6,600	273,095
Keyence Corp.	11,900	5,618,382
Kikkoman Corp.	8,000	450,693
Kintetsu Group Holdings Co., Ltd.	11,012	380,923
Kirin Holdings Co., Ltd. (b)	51,100	745,042
Kobayashi Pharmaceutical Co., Ltd.	3,600	195,552
Kobe Bussan Co., Ltd.	9,200	237,424
Koito Manufacturing Co., Ltd.	15,400	279,056
Komatsu, Ltd.	55,600	1,501,944
Konami Group Corp.	6,200	324,362
Kose Corp.	2,300	220,725
Kubota Corp.	58,600	852,229
Kurita Water Industries, Ltd.	7,100	272,433
Kyocera Corp.	19,200	1,041,907
Kyowa Kirin Co., Ltd.	15,200	280,506
Lasertec Corp.	4,400	663,906
Lixil Corp.	19,000	240,903
M3, Inc.	29,000	625,915
Makita Corp.	11,200	313,860
Marubeni Corp.	94,200	1,606,621
MatsukiyoCocokara & Co.	7,000	392,709
Mazda Motor Corp.	37,400	364,901
McDonald’s Holdings Co. Japan, Ltd. (b)	5,400	209,664
MEIJI Holdings Co., Ltd.	14,600	325,615
MINEBEA MITSUMI, Inc.	18,900	357,307
MISUMI Group, Inc.	19,300	385,638
Mitsubishi Chemical Group Corp.	80,100	482,155
Mitsubishi Corp.	75,300	3,644,037
Mitsubishi Electric Corp.	115,500	1,620,396
Mitsubishi Estate Co., Ltd.	65,200	776,415
Mitsubishi HC Capital, Inc.	53,500	318,250
Mitsubishi Heavy Industries, Ltd.	19,500	910,774
Mitsubishi UFJ Financial Group, Inc.	693,988	5,114,071
Mitsui & Co., Ltd.	79,817	2,998,239
Mitsui Chemicals, Inc.	12,700	374,701
Mitsui Fudosan Co., Ltd.	53,800	1,071,638
Mitsui OSK Lines, Ltd.	22,800	544,704
Mizuho Financial Group, Inc.	147,950	2,254,426
MonotaRO Co., Ltd.	18,400	234,079
MS&AD Insurance Group Holdings, Inc.	24,400	867,968
Murata Manufacturing Co., Ltd.	35,400	2,027,874
NEC Corp.	15,600	757,232
Nexon Co., Ltd.	23,700	453,384
NGK Insulators, Ltd.	14,700	175,556

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Japan—(Continued)
Nidec Corp.	24,400	$1,338,942
Nintendo Co., Ltd.	63,100	2,865,513
Nippon Building Fund, Inc.	102	400,549
Nippon Express Holdings, Inc. (b)	4,900	275,891
Nippon Paint Holdings Co., Ltd.	54,000	445,673
Nippon Prologis REIT, Inc.	143	286,400
Nippon Sanso Holdings Corp.	9,600	208,325
Nippon Shinyaku Co., Ltd.	3,200	130,314
Nippon Steel Corp.	47,300	991,250
Nippon Telegraph & Telephone Corp.	1,867,500	2,209,116
Nippon Yusen KK (b)	27,700	614,542
Nissan Chemical Corp.	8,600	369,990
Nissan Motor Co., Ltd.	109,100	449,798
Nisshin Seifun Group, Inc.	15,700	193,695
Nissin Foods Holdings Co., Ltd.	3,100	255,625
Nitori Holdings Co., Ltd.	4,800	536,175
Nitto Denko Corp.	9,300	688,218
Nomura Holdings, Inc.	143,300	542,954
Nomura Real Estate Holdings, Inc.	4,100	97,367
Nomura Real Estate Master Fund, Inc. (REIT)	296	340,794
Nomura Research Institute, Ltd.	24,800	682,822
NTT Data Corp.	34,480	481,975
Obayashi Corp.	40,200	347,767
Obic Co., Ltd.	4,200	672,238
Odakyu Electric Railway Co., Ltd.	20,800	278,297
Oji Holdings Corp.	53,300	199,317
Olympus Corp.	74,800	1,182,034
Omron Corp.	10,100	617,688
Ono Pharmaceutical Co., Ltd.	23,800	430,820
Open House Group Co., Ltd.	5,600	201,682
Oracle Corp. Japan	3,000	222,561
Oriental Land Co., Ltd.	66,300	2,584,124
ORIX Corp.	71,100	1,298,158
Osaka Gas Co., Ltd.	25,000	382,865
Otsuka Corp.	7,400	287,489
Otsuka Holdings Co., Ltd.	22,500	823,269
Pan Pacific International Holdings Corp.	26,000	465,141
Panasonic Holdings Corp.	127,400	1,558,056
Persol Holdings Co., Ltd.	13,400	242,095
Rakuten Group, Inc.	86,800	301,823
Recruit Holdings Co., Ltd.	86,900	2,768,680
Renesas Electronics Corp. (a)	76,900	1,452,899
Resona Holdings, Inc.	104,900	501,830
Ricoh Co., Ltd.	31,500	268,512
Rohm Co., Ltd.	5,000	471,805
SBI Holdings, Inc.	16,511	318,211
SCSK Corp.	11,700	183,851
Secom Co., Ltd.	11,900	804,440
Seiko Epson Corp.	20,000	310,032
Sekisui Chemical Co., Ltd.	25,900	374,027
Sekisui House, Ltd.	37,700	761,635
Seven & i Holdings Co., Ltd.	46,100	1,989,958
SG Holdings Co., Ltd.	19,500	277,758
Shimadzu Corp.	15,600	482,160
Shimano, Inc.	4,800	802,122
Shimizu Corp.	34,200	215,630
Shin-Etsu Chemical Co., Ltd.	110,300	3,659,930

Japan—(Continued)
Shionogi & Co., Ltd.	15,500	653,790
Shiseido Co., Ltd.	25,500	1,153,388
Shizuoka Financial Group, Inc.	25,000	181,317
SMC Corp.	3,500	1,942,071
SoftBank Corp.	176,300	1,882,922
SoftBank Group Corp.	62,500	2,961,427
Sompo Holdings, Inc.	17,399	778,705
Sony Group Corp.	76,600	6,859,430
Square Enix Holdings Co., Ltd.	3,700	171,995
Subaru Corp.	37,600	710,215
SUMCO Corp.	22,600	319,342
Sumitomo Chemical Co., Ltd.	50,300	152,858
Sumitomo Corp.	70,200	1,489,027
Sumitomo Electric Industries, Ltd.	45,834	561,485
Sumitomo Metal Mining Co., Ltd.	16,600	534,144
Sumitomo Mitsui Financial Group, Inc.	79,500	3,397,042
Sumitomo Mitsui Trust Holdings, Inc.	19,426	693,957
Sumitomo Realty & Development Co., Ltd.	14,700	363,733
Suntory Beverage & Food, Ltd.	8,500	307,711
Suzuki Motor Corp.	23,000	834,403
Sysmex Corp.	10,800	737,029
T&D Holdings, Inc.	34,000	501,489
Taisei Corp.	10,300	359,659
Takeda Pharmaceutical Co., Ltd.	96,148	3,017,014
TDK Corp.	22,400	865,915
Terumo Corp.	41,500	1,317,679
TIS, Inc.	11,200	280,156
Tobu Railway Co., Ltd.	12,400	332,155
Toho Co., Ltd.	5,200	197,500
Tokio Marine Holdings, Inc.	108,500	2,501,017
Tokyo Electric Power Co. Holdings, Inc. (a)	56,400	206,513
Tokyo Electron, Ltd.	27,600	3,945,856
Tokyo Gas Co., Ltd.	26,000	567,095
Tokyu Corp.	32,900	396,103
TOPPAN, Inc.	17,200	371,004
Toray Industries, Inc.	85,900	479,107
Toshiba Corp.	25,100	785,431
Tosoh Corp.	18,900	223,702
TOTO, Ltd.	6,200	186,690
Toyota Industries Corp.	7,900	565,803
Toyota Motor Corp.	644,500	10,282,676
Toyota Tsusho Corp.	13,900	692,725
Trend Micro, Inc.	8,900	430,292
Unicharm Corp.	25,800	954,328
USS Co., Ltd.	13,200	218,405
West Japan Railway Co.	14,600	606,600
Yakult Honsha Co., Ltd.	7,100	449,105
Yamaha Corp.	9,100	349,367
Yamaha Motor Co., Ltd.	18,700	537,949
Yamato Holdings Co., Ltd.	18,300	330,408
Yaskawa Electric Corp.	14,600	671,005
Yokogawa Electric Corp.	16,300	298,636
Z Holdings Corp.	162,400	391,528
ZOZO, Inc.	8,400	173,564

		212,854,538

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Jordan—0.0%
Hikma Pharmaceuticals plc	11,270	$271,044

Luxembourg—0.2%
ArcelorMittal S.A.	27,879	759,411
Eurofins Scientific SE	8,661	550,034
Tenaris S.A.	27,400	409,930

		1,719,375

Macau—0.1%
Sands China, Ltd. (a)	176,400	603,679

Netherlands—5.6%
ABN AMRO Bank NV (GDR)	25,269	392,961
Adyen NV (a)	1,345	2,329,939
Aegon NV	111,025	562,206
Akzo Nobel NV	10,339	844,650
Argenx SE (a)	3,256	1,266,564
ASM International NV	2,848	1,210,973
ASML Holding NV	24,501	17,732,312
Euronext NV	5,789	393,686
EXOR NV	5,925	529,320
Ferrovial S.E.	31,961	1,011,755
Heineken Holding NV	7,134	620,189
Heineken NV	15,414	1,585,992
IMCD NV	3,850	553,680
ING Groep NV - Series N	217,174	2,932,305
JDE Peet’s NV	7,639	227,194
Just Eat Takeaway.com NV (a)	13,092	200,810
Koninklijke Ahold Delhaize NV	59,299	2,022,308
Koninklijke KPN NV	167,326	597,227
Koninklijke Philips NV	55,089	1,191,927
NN Group NV	14,169	525,657
OCI NV	6,992	167,824
QIAGEN NV (a)	15,184	680,989
Randstad NV	5,702	300,450
Shell plc	416,182	12,404,419
Stellantis NV (Milan-Traded Shares)	136,797	2,407,559
Universal Music Group NV	47,580	1,056,919
Wolters Kluwer NV	16,035	2,035,669

		55,785,484

New Zealand—0.2%
Auckland International Airport, Ltd. (a)	82,113	429,547
Fisher & Paykel Healthcare Corp., Ltd. - Class C	35,762	536,548
Mercury NZ, Ltd.	47,715	190,082
Meridian Energy, Ltd.	80,631	277,358
Spark New Zealand, Ltd.	113,736	354,897
Xero, Ltd. (a)	8,809	703,494

		2,491,926

Norway—0.6%
Aker BP ASA	20,886	490,342
DNB Bank ASA	53,584	1,003,668
Equinor ASA	57,039	1,660,067
Gjensidige Forsikring ASA	14,357	230,536

Norway—(Continued)
Kongsberg Gruppen ASA	6,272	285,837
Mowi ASA	23,708	376,946
Norsk Hydro ASA	75,203	447,826
Orkla ASA	49,268	354,477
Salmar ASA	4,072	164,560
Telenor ASA	48,193	489,458
Yara International ASA	10,920	386,298

		5,890,015

Portugal—0.2%
EDP - Energias de Portugal S.A.	178,004	871,141
Galp Energia SGPS S.A.	33,266	388,888
Jeronimo Martins SGPS S.A.	18,255	503,205

		1,763,234

Singapore—1.2%
Ascendas Real Estate Investment Trust (REIT)	204,444	412,096
CapitaLand Ascott Trust	9,726	7,782
CapitaLand Integrated Commercial Trust (REIT)	323,242	456,867
Capitaland Investment, Ltd.	170,600	419,014
City Developments, Ltd.	27,200	135,508
DBS Group Holdings, Ltd.	110,067	2,571,817
Genting Singapore, Ltd.	367,500	254,836
Grab Holdings, Ltd. - Class A (a)	113,500	389,305
Jardine Cycle & Carriage, Ltd.	6,000	154,755
Keppel Corp., Ltd.	86,000	427,762
Mapletree Logistics Trust	101,849	122,194
Mapletree Pan Asia Commercial Trust	40,000	47,961
Oversea-Chinese Banking Corp., Ltd.	213,264	1,941,827
Sembcorp Marine, Ltd. (a)	2,488,312	230,268
Singapore Airlines, Ltd.	87,540	462,968
Singapore Exchange, Ltd.	54,400	387,040
Singapore Technologies Engineering, Ltd.	106,000	288,982
Singapore Telecommunications, Ltd.	469,420	869,130
United Overseas Bank, Ltd.	74,792	1,549,355
UOL Group, Ltd.	32,900	156,579
Venture Corp., Ltd.	20,500	223,749
Wilmar International, Ltd.	144,000	405,234

		11,915,029

South Africa—0.2%
Anglo American plc	76,238	2,163,219

Spain—2.4%
Acciona S.A.	1,638	278,135
ACS Actividades de Construccion y Servicios S.A. (b)	12,220	429,574
Aena SME S.A.	5,006	809,046
Amadeus IT Group S.A. (a)	26,876	2,048,684
Banco Bilbao Vizcaya Argentaria S.A.	360,031	2,775,589
Banco Santander S.A.	1,000,020	3,709,880
CaixaBank S.A.	228,552	947,826
Cellnex Telecom S.A.	35,254	1,428,941
Corp. ACCIONA Energias Renovables S.A.	4,320	144,516
EDP Renovaveis S.A.	12,766	255,649
Enagas S.A.	15,136	297,346

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Spain—(Continued)
Endesa S.A. (b)	16,585	$356,225
Grifols S.A. (a)	21,632	277,392
Iberdrola S.A.	353,801	4,620,460
Industria de Diseno Textil S.A.	65,515	2,544,939
Naturgy Energy Group S.A.	9,652	287,450
Red Electrica Corp. S.A. (b)	21,616	362,935
Repsol S.A. (b)	78,346	1,138,943
Siemens Gamesa Renewable Energy S.A. (a) (b)	12,710	250,292
Telefonica S.A.	323,559	1,312,383

		24,276,205

Sweden—2.9%
Alfa Laval AB	19,004	692,020
Assa Abloy AB - Class B	58,271	1,396,688
Atlas Copco AB - A Shares	166,228	2,393,847
Atlas Copco AB - B Shares	92,052	1,145,234
Beijer Ref AB	20,500	261,587
Boliden AB (a)	16,516	477,358
Epiroc AB - A Shares	42,693	807,483
Epiroc AB - B Shares	24,398	394,027
EQT AB	22,013	423,356
Essity AB - Class B	38,912	1,034,192
Evolution AB	10,621	1,343,903
Fastighets AB Balder - B Shares (a)	39,070	142,560
Getinge AB - B Shares	15,453	270,471
H & M Hennes & Mauritz AB - B Shares	40,571	696,697
Hexagon AB - B Shares	126,183	1,551,413
Holmen AB - B Shares	6,226	223,426
Husqvarna AB - B Shares	25,677	232,565
Industrivarden AB - A Shares	9,265	256,514
Industrivarden AB - C Shares	10,214	281,437
Indutrade AB	18,127	408,420
Investment AB Latour - B Shares	10,798	213,966
Investor AB - A Shares	27,084	541,226
Investor AB - B Shares	105,195	2,101,841
Kinnevik AB - B Shares (a)	17,515	242,621
L E Lundbergforetagen AB - B Shares	4,755	202,143
Lifco AB - B Shares	15,748	342,198
Nibe Industrier AB - B Shares	88,393	838,915
Saab AB - Class B	4,900	264,497
Sagax AB - Class B	10,880	214,723
Sandvik AB	65,549	1,278,059
Securitas AB - B Shares	33,726	276,582
Skandinaviska Enskilda Banken AB - Class A	96,808	1,069,499
Skanska AB - B Shares	16,847	236,016
SKF AB - B Shares	18,258	317,497
Svenska Cellulosa AB SCA - Class B	40,209	512,166
Svenska Handelsbanken AB - A Shares	85,696	717,733
Swedbank AB - A Shares	49,129	828,512
Swedish Orphan Biovitrum AB (a)	11,210	218,304
Tele2 AB - B Shares	34,110	281,905
Telefonaktiebolaget LM Ericsson - B Shares	172,299	938,343
Telia Co. AB	111,712	244,630
Volvo AB - A Shares	14,069	299,591
Volvo AB - B Shares	90,508	1,874,540

		28,488,705

Switzerland—10.3%
ABB, Ltd.	95,407	3,755,782
Adecco Group AG (a)	10,992	358,946
Alcon, Inc.	30,966	2,573,980
Bachem Holding AG	2,095	183,026
Baloise Holding AG	2,719	400,065
Banque Cantonale Vaudoise	1,980	209,273
Barry Callebaut AG	251	484,742
BKW AG	1,390	245,648
Chocoladefabriken Lindt & Spruengli AG	7	868,794
Chocoladefabriken Lindt & Spruengli AG (Participation Certificate)	60	754,035
Cie Financiere Richemont S.A. - Class A	31,725	5,385,303
Clariant AG (a)	13,958	201,856
Coca-Cola HBC AG (a)	13,800	411,625
DSM-Firmenich AG (a)	11,244	1,209,804
Dufry AG (a)	5,990	273,171
EMS-Chemie Holding AG	423	320,514
Geberit AG	2,071	1,084,762
Givaudan S.A.	549	1,822,089
Glencore plc	637,791	3,621,743
Helvetia Holding AG	2,260	306,068
Holcim AG (a)	33,310	2,240,516
Julius Baer Group, Ltd.	13,191	832,103
Kuehne & Nagel International AG	3,244	959,413
Logitech International S.A.	9,636	573,183
Lonza Group AG	4,646	2,775,788
Nestle S.A.	167,136	20,119,581
Novartis AG	124,576	12,578,753
Partners Group Holding AG	1,364	1,284,906
Roche Holding AG	42,699	13,054,456
Roche Holding AG (Bearer Shares)	1,770	581,149
Schindler Holding AG (Participation Certificate)	3,711	856,856
SGS S.A.	8,665	818,766
SIG Group AG (a)	19,990	552,709
Sika AG	8,960	2,563,908
Sonova Holding AG	3,130	834,191
STMicroelectronics NV	41,498	2,064,084
Straumann Holding AG	6,539	1,062,345
Swatch Group AG (The)	2,315	127,305
Swatch Group AG (The) - Bearer Shares	1,701	498,768
Swiss Life Holding AG	1,869	1,094,014
Swiss Prime Site AG	4,615	400,696
Swiss Re AG	18,648	1,878,613
Swisscom AG	1,510	942,445
Temenos AG	4,465	355,672
UBS Group AG (a)	199,894	4,068,788
VAT Group AG	1,824	755,795
Zurich Insurance Group AG	9,047	4,300,186

		102,646,215

Taiwan—0.1%
Sea, Ltd. (ADR) (a)	23,800	1,381,352

United Arab Emirates—0.0%
NMC Health plc (a) (c) (d)	7,569	0

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

United Kingdom—11.8%
3i Group plc	62,170	$1,545,587
abrdn plc	100,841	280,146
Admiral Group plc	11,968	317,460
Ashtead Group plc	25,877	1,798,809
Associated British Foods plc	23,588	598,938
AstraZeneca plc	94,195	13,506,680
Auto Trader Group plc	59,168	459,078
Aviva plc	164,006	827,474
BAE Systems plc	191,274	2,259,229
Barclays plc	894,102	1,748,342
Barratt Developments plc	69,622	365,886
Berkeley Group Holdings plc	7,129	355,465
BP plc	1,075,432	6,307,493
British American Tobacco plc	130,292	4,327,223
British Land Co. plc (The) (REIT)	31,321	120,918
BT Group plc	422,542	658,109
Bunzl plc	20,033	763,533
Burberry Group plc	23,361	629,396
Centrica plc	345,587	544,821
CNH Industrial NV	67,912	981,397
Coca-Cola Europacific Partners plc	13,100	844,033
Compass Group plc	106,051	2,969,747
Croda International plc	8,925	638,537
DCC plc	7,008	392,130
Diageo plc	136,466	5,860,066
Endeavour Mining plc	11,300	272,015
Entain plc	39,400	640,546
Experian plc	57,153	2,198,472
Haleon plc	303,120	1,248,763
Halma plc	22,415	649,526
Hargreaves Lansdown plc	27,409	284,146
HSBC Holdings plc (Hong Kong-Traded Shares)	1,214,244	9,614,164
Imperial Brands plc	52,265	1,157,058
Informa plc	90,924	839,033
InterContinental Hotels Group plc	9,760	674,706
Intertek Group plc	9,159	497,680
J Sainsbury plc	70,799	242,628
JD Sports Fashion plc	90,311	167,569
Johnson Matthey plc	11,701	260,563
Kingfisher plc	103,242	304,058
Land Securities Group plc (REIT)	46,621	341,293
Legal & General Group plc	365,339	1,060,183
Lloyds Banking Group plc	3,935,676	2,184,147
London Stock Exchange Group plc	24,376	2,585,793
M&G plc	136,281	332,123
Mondi plc	29,085	444,547
National Grid plc	224,736	2,972,848
NatWest Group plc	329,089	1,011,494
Next plc	8,268	726,853
Ocado Group plc (a)	33,748	244,074
Pearson plc	43,799	462,071
Persimmon plc	22,805	297,622
Phoenix Group Holdings plc	49,751	336,625
Prudential plc	170,186	2,402,575
Reckitt Benckiser Group plc	43,137	3,243,049
RELX plc	114,708	3,828,252
Rentokil Initial plc	154,878	1,210,997

United Kingdom—(Continued)
Rio Tinto plc	68,142	4,333,634
Rolls-Royce Holdings plc (a)	508,555	977,776
Sage Group plc (The)	62,616	736,343
Schroders plc	46,288	257,771
Segro plc (REIT)	79,379	724,472
Severn Trent plc	17,094	557,466
Smith & Nephew plc	49,971	807,182
Smiths Group plc	19,606	410,664
Spirax-Sarco Engineering plc	4,349	573,459
SSE plc	64,531	1,513,389
St. James’s Place plc	38,927	538,556
Standard Chartered plc	150,401	1,313,062
Taylor Wimpey plc	214,663	280,694
Tesco plc	418,614	1,324,241
Unilever plc	153,523	8,013,592
United Utilities Group plc	38,342	468,741
Vodafone Group plc	1,394,442	1,317,083
Whitbread plc	13,755	592,552
Wise plc - Class A (a)	37,366	312,127
WPP plc	66,140	692,100

		117,580,874

United States—0.5%
GSK plc	251,855	4,453,673
Monday.com, Ltd. (a)	1,200	205,464

		4,659,137

Total Common Stocks (Cost $706,839,237)		943,577,321

Mutual Funds—2.6%

United States—2.6%
iShares MSCI EAFE ETF (b) (e) (Cost $24,976,149)	354,000	25,665,000

Preferred Stocks—0.5%

Germany—0.5%
Bayerische Motoren Werke AG	3,581	407,097
Dr. Ing HC F Porsche AG	6,443	799,528
Henkel AG & Co. KGaA	9,444	754,784
Porsche Automobil Holding SE	9,628	579,006
Sartorius AG (b)	1,542	528,693
Volkswagen AG	12,532	1,680,577

Total Preferred Stocks (Cost $4,258,986)		4,749,685

Warrants—0.0%

Switzerland—0.0%
Cie Financiere Richemont S.A. Expires 11/22/23 (a) (Cost $0)	78,908	108,927

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investments—1.3%

Security Description	Shares/ Principal Amount*	Value

U.S. Treasury—1.3%
U.S. Treasury Bills
3.928%, 07/05/23 (f)	1,100,000	$1,099,700
4.659%, 07/13/23 (f)	11,750,000	11,733,660

		12,833,360

Total Short-Term Investments (Cost $12,829,983)		12,833,360

Securities Lending Reinvestments (g)—2.1%

Repurchase Agreements—0.7%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $3,421,025; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $3,487,978.	3,419,586	3,419,586
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $600,592; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $614,828.	600,000	600,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $1,000,434; collateralized by various Common Stock with an aggregate market value of $1,111,754.	1,000,000	1,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $1,000,431; collateralized by various Common Stock with an aggregate market value of $1,112,361.	1,000,000	1,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $300,302; collateralized by various Common Stock with an aggregate market value of $334,121.	300,000	300,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $500,215; collateralized by various Common Stock with an aggregate market value of $550,236.	500,000	500,000

		6,819,586

Mutual Funds—1.4%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (h)	2,000,000	2,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (h)	2,000,000	2,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	2,000,000	2,000,000

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	2,000,000	2,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (h)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (h)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (h)	3,000,000	3,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	1,000,000	1,000,000

		14,000,000

Total Securities Lending Reinvestments (Cost $20,819,586)		20,819,586

Total Investments—101.4% (Cost $769,723,941)		1,007,753,879
Other assets and liabilities (net)—(1.4)%		(13,964,980)

Net Assets—100.0%		$993,788,899

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $26,455,409 and the collateral received consisted of cash in the amount of $20,819,586 and non-cash collateral with a value of $6,781,983. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $3,625,000.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Ten Largest Industries as of June 30, 2023 (Unaudited)	% of Net Assets
Banks	8.9
Pharmaceuticals	8.8
Insurance	4.8
Oil, Gas & Consumable Fuels	4.0
Semiconductors & Semiconductor Equipment	3.4
Textiles, Apparel & Luxury Goods	3.3
Automobiles	3.2
Metals & Mining	3.2
Food Products	3.1
Machinery	3.0

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
MSCI EAFE Index Mini Futures	09/15/23	116	USD	12,501,900	$154,619

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Other Abbreviations

(ADR)—	American Depositary Receipt
(ETF)—	Exchange-Traded Fund
(GDR)—	Global Depositary Receipt
(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$—	$68,348,335	$—	$68,348,335
Austria	—	1,751,305	—	1,751,305
Belgium	—	7,449,060	—	7,449,060
Chile	—	502,903	—	502,903
China	—	4,679,180	—	4,679,180
Denmark	—	29,003,547	—	29,003,547
Finland	—	10,505,092	—	10,505,092
France	—	113,888,458	—	113,888,458
Germany	—	76,105,872	—	76,105,872
Hong Kong	—	21,997,762	—	21,997,762
Ireland	571,680	8,398,259	—	8,969,939
Israel	1,883,522	3,764,792	—	5,648,314
Italy	—	20,237,523	—	20,237,523
Japan	—	212,854,538	—	212,854,538
Jordan	—	271,044	—	271,044
Luxembourg	—	1,719,375	—	1,719,375
Macau	—	603,679	—	603,679
Netherlands	—	55,785,484	—	55,785,484
New Zealand	—	2,491,926	—	2,491,926
Norway	—	5,890,015	—	5,890,015
Portugal	—	1,763,234	—	1,763,234
Singapore	389,305	11,525,724	—	11,915,029

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
South Africa	$—	$2,163,219	$—	$2,163,219
Spain	—	24,276,205	—	24,276,205
Sweden	—	28,488,705	—	28,488,705
Switzerland	—	102,646,215	—	102,646,215
Taiwan	1,381,352	—	—	1,381,352
United Arab Emirates	—	—	0	0
United Kingdom	844,033	116,736,841	—	117,580,874
United States	205,464	4,453,673	—	4,659,137
Total Common Stocks	5,275,356	938,301,965	0	943,577,321
Total Mutual Funds*	25,665,000	—	—	25,665,000
Total Preferred Stocks*	—	4,749,685	—	4,749,685
Total Warrants*	108,927	—	—	108,927
Total Short-Term Investments*	—	12,833,360	—	12,833,360
Securities Lending Reinvestments
Repurchase Agreements	—	6,819,586	—	6,819,586
Mutual Funds	14,000,000	—	—	14,000,000
Total Securities Lending Reinvestments	14,000,000	6,819,586	—	20,819,586
Total Investments	$45,049,283	$962,704,596	$0	$1,007,753,879

Collateral for Securities Loaned (Liability)	$—	$(20,819,586)	$—	$(20,819,586)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$154,619	$—	$—	$154,619

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,007,753,879
Cash	11,511
Cash denominated in foreign currencies (c)	389,557
Receivable for:
Fund shares sold	4,136,523
Dividends	4,152,633
Variation margin on futures contracts	146,740
Prepaid expenses	7,925

Total Assets	1,016,598,768
Liabilities
Collateral for securities loaned	20,819,586
Payables for:
Investments purchased	1,015,248
Fund shares redeemed	186,658
Accrued Expenses:
Management fees	240,434
Distribution and service fees	96,343
Deferred trustees’ fees	155,005
Other expenses	296,595

Total Liabilities	22,809,869

Net Assets	$993,788,899

Net Assets Consist of:
Paid in surplus	$752,942,188
Distributable earnings (Accumulated losses)	240,846,711

Net Assets	$993,788,899

Net Assets
Class A	$543,033,863
Class B	281,259,083
Class E	20,382,359
Class G	149,113,594
Capital Shares Outstanding*
Class A	38,540,147
Class B	20,412,412
Class E	1,453,439
Class G	10,910,414
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$14.09
Class B	13.78
Class E	14.02
Class G	13.67

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $769,723,941.
(b)	Includes securities loaned at value of $26,455,409.
(c)	Identified cost of cash denominated in foreign currencies was $389,196.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$19,625,119
Interest	241,868
Securities lending income	146,735

Total investment income	20,013,722
Expenses
Management fees	1,464,571
Administration fees	26,241
Custodian and accounting fees	138,860
Distribution and service fees—Class B	351,278
Distribution and service fees—Class E	15,502
Distribution and service fees—Class G	219,431
Audit and tax services	26,080
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	37,699
Insurance	4,425
Miscellaneous	71,879

Total expenses	2,395,248
Less management fee waiver	(12,043)

Net expenses	2,383,205

Net Investment Income	17,630,517

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	2,937,291
Futures contracts	746,241
Foreign currency transactions	(115,252)

Net realized gain (loss)	3,568,280

Net change in unrealized appreciation (depreciation) on:
Investments	88,349,980
Futures contracts	332,294
Foreign currency transactions	35,134

Net change in unrealized appreciation (depreciation)	88,717,408

Net realized and unrealized gain (loss)	92,285,688

Net Increase (Decrease) in Net Assets From Operations	$109,916,205

(a)	Net of foreign withholding taxes of $2,231,703.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,630,517	$27,369,216
Net realized gain (loss)	3,568,280	(2,479,127)
Net change in unrealized appreciation (depreciation)	88,717,408	(196,121,096)

Increase (decrease) in net assets from operations	109,916,205	(171,231,007)

From Distributions to Shareholders
Class A	(13,370,490)	(33,727,982)
Class B	(6,399,955)	(18,201,803)
Class E	(477,209)	(1,355,293)
Class G	(3,365,808)	(9,230,415)

Total distributions	(23,613,462)	(62,515,493)

Increase (decrease) in net assets from capital share transactions	(42,134,503)	(32,006,878)

Total increase (decrease) in net assets	44,168,240	(265,753,378)

Net Assets
Beginning of period	949,620,659	1,215,374,037

End of period	$993,788,899	$949,620,659

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,174,757	$16,212,820	2,149,168	$26,405,637
Reinvestments	940,921	13,370,490	2,746,578	33,727,982
Redemptions	(2,846,787)	(39,231,133)	(6,135,698)	(83,713,933)

Net increase (decrease)	(731,109)	$(9,647,823)	(1,239,952)	$(23,580,314)

Class B
Sales	191,644	$2,627,863	959,199	$11,583,423
Reinvestments	460,428	6,399,955	1,515,554	18,201,803
Redemptions	(2,286,423)	(31,047,823)	(3,007,156)	(39,805,568)

Net increase (decrease)	(1,634,351)	$(22,020,005)	(532,403)	$(10,020,342)

Class E
Sales	20,330	$282,975	81,108	$1,030,304
Reinvestments	33,749	477,209	110,908	1,355,293
Redemptions	(239,097)	(3,302,661)	(193,160)	(2,614,362)

Net increase (decrease)	(185,018)	$(2,542,477)	(1,144)	$(228,765)

Class G
Sales	367,010	$5,049,456	916,723	$11,869,979
Reinvestments	244,253	3,365,808	774,364	9,230,415
Redemptions	(1,211,631)	(16,339,462)	(1,461,455)	(19,277,851)

Net increase (decrease)	(600,368)	$(7,924,198)	229,632	$1,822,543

Increase (decrease) derived from capital shares transactions		$(42,134,503)		$(32,006,878)

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.90		$16.17	$14.86	$14.32	$12.16	$14.55

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.26		0.38	0.40	0.27	0.40	0.38
Net realized and unrealized gain (loss)	1.29		(2.76)	1.20	0.75	2.23	(2.34)

Total income (loss) from investment operations	1.55		(2.38)	1.60	1.02	2.63	(1.96)

Less Distributions
Distributions from net investment income	(0.36)		(0.52)	(0.29)	(0.41)	(0.37)	(0.43)
Distributions from net realized capital gains	0.00		(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.36)		(0.89)	(0.29)	(0.48)	(0.47)	(0.43)

Net Asset Value, End of Period	$14.09		$12.90	$16.17	$14.86	$14.32	$12.16

Total Return (%) (b)	11.97	(c)	(14.47)	10.72	7.85	21.93	(13.91)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.37	(d)	0.37	0.37	0.38	0.37	0.38
Net ratio of expenses to average net assets (%) (e)	0.37	(d)	0.37	0.37	0.38	0.37	0.38
Ratio of net investment income (loss) to average net assets (%)	3.75	(d)	2.84	2.53	2.06	2.97	2.72
Portfolio turnover rate (%)	9	(c)	9	12	18	9	9
Net assets, end of period (in millions)	$543.0		$506.7	$655.0	$622.7	$591.3	$497.5

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.61		$15.81	$14.53	$14.01	$11.91	$14.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.34	0.35	0.23	0.36	0.34
Net realized and unrealized gain (loss)	1.26		(2.69)	1.18	0.74	2.17	(2.29)

Total income (loss) from investment operations	1.49		(2.35)	1.53	0.97	2.53	(1.95)

Less Distributions
Distributions from net investment income	(0.32)		(0.48)	(0.25)	(0.38)	(0.33)	(0.39)
Distributions from net realized capital gains	0.00		(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.32)		(0.85)	(0.25)	(0.45)	(0.43)	(0.39)

Net Asset Value, End of Period	$13.78		$12.61	$15.81	$14.53	$14.01	$11.91

Total Return (%) (b)	11.79	(c)	(14.64)	10.48	7.58	21.55	(14.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(d)	0.62	0.62	0.63	0.62	0.63
Net ratio of expenses to average net assets (%) (e)	0.62	(d)	0.62	0.62	0.63	0.62	0.63
Ratio of net investment income (loss) to average net assets (%)	3.47	(d)	2.59	2.28	1.82	2.74	2.49
Portfolio turnover rate (%)	9	(c)	9	12	18	9	9
Net assets, end of period (in millions)	$281.3		$277.9	$357.0	$366.2	$361.6	$336.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.83		$16.08	$14.78	$14.24	$12.09	$14.47

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.24		0.36	0.38	0.25	0.38	0.36
Net realized and unrealized gain (loss)	1.28		(2.75)	1.18	0.75	2.21	(2.34)

Total income (loss) from investment operations	1.52		(2.39)	1.56	1.00	2.59	(1.98)

Less Distributions
Distributions from net investment income	(0.33)		(0.49)	(0.26)	(0.39)	(0.34)	(0.40)
Distributions from net realized capital gains	0.00		(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.33)		(0.86)	(0.26)	(0.46)	(0.44)	(0.40)

Net Asset Value, End of Period	$14.02		$12.83	$16.08	$14.78	$14.24	$12.09

Total Return (%) (b)	11.86	(c)	(14.60)	10.54	7.71	21.77	(14.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.52	0.52	0.53	0.52	0.53
Net ratio of expenses to average net assets (%) (e)	0.52	(d)	0.52	0.52	0.53	0.52	0.53
Ratio of net investment income (loss) to average net assets (%)	3.54	(d)	2.69	2.38	1.92	2.85	2.58
Portfolio turnover rate (%)	9	(c)	9	12	18	9	9
Net assets, end of period (in millions)	$20.4		$21.0	$26.4	$27.1	$27.2	$25.2

	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.51		$15.69	$14.43	$13.92	$11.83	$14.16

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.23		0.33	0.34	0.21	0.35	0.33
Net realized and unrealized gain (loss)	1.25		(2.67)	1.16	0.74	2.17	(2.27)

Total income (loss) from investment operations	1.48		(2.34)	1.50	0.95	2.52	(1.94)

Less Distributions
Distributions from net investment income	(0.32)		(0.47)	(0.24)	(0.37)	(0.33)	(0.39)
Distributions from net realized capital gains	0.00		(0.37)	0.00	(0.07)	(0.10)	0.00

Total distributions	(0.32)		(0.84)	(0.24)	(0.44)	(0.43)	(0.39)

Net Asset Value, End of Period	$13.67		$12.51	$15.69	$14.43	$13.92	$11.83

Total Return (%) (b)	11.77	(c)	(14.66)	10.35	7.52	21.58	(14.12)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.67	0.67	0.68	0.67	0.68
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.67	0.67	0.68	0.67	0.68
Ratio of net investment income (loss) to average net assets (%)	3.41	(d)	2.55	2.23	1.69	2.67	2.42
Portfolio turnover rate (%)	9	(c)	9	12	18	9	9
Net assets, end of period (in millions)	$149.1		$144.0	$177.0	$169.5	$116.9	$100.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife MSCI EAFE Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-19

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-20

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,819,586, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(8,201,321)	$—	$—	$—	$(8,201,321)
Mutual Funds	(12,618,265)	—	—	—	(12,618,265)
Total Borrowings	$(20,819,586)	$—	$—	$—	$(20,819,586)
Gross amount of recognized liabilities for securities lending transactions					$(20,819,586)

BHFTII-21

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$154,619

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$746,241

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$332,294

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$12,199,913

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

BHFTII-22

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant

BHFTII-23

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$88,979,465	$0	$143,626,767

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.300% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $1,464,571.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.050%	On the first $500 million
0.040%	Of the next $500 million
0.020%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $219,949.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

BHFTII-24

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$785,199,641

Gross unrealized appreciation	318,095,429
Gross unrealized (depreciation)	(95,386,572)

Net unrealized appreciation (depreciation)	$222,708,857

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$38,896,897	$20,439,975	$23,618,596	$—	$62,515,493	$20,439,975

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Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$23,498,035	$—	$134,237,545	$(3,038,389)	$154,697,191

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $2,171,029 and accumulated long-term capital losses of $867,360.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-26

Brighthouse Funds Trust II

MetLife MSCI EAFE Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Managed by MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and G shares of the MetLife Russell 2000 Index Portfolio (the “Portfolio”) returned 8.03%, 7.95%, 7.94%, and 7.91%, respectively. The Portfolio’s benchmark, the Russell 2000 Index¹, returned 8.09%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed during the first six months of 2023, driven mainly by the rally in the Information Technology sector and better than expected corporate earnings. In addition, equity investors were hopeful that the Federal Reserve (the “Fed”) would begin pausing interest rate increases soon and that the Fed would be able to successfully navigate a soft landing. Factors that weighed on the equity markets included lingering concerns about rising recession risks, the collapse of two U.S. regional banks, Silicon Valley Bank and Signature Bank, and the acquisition of Credit Suisse by UBS in an emergency rescue deal. Equity investors were also concerned about stretched equity valuations, continued high inflation and rising bond yields.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to raise the target range from 4.25%—4.50% to 5.00%—5.25%. The FOMC stated that economic activity had continued to expand at a modest pace, the unemployment rate remained low, and inflation remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of two percent over the long run.

Eight of the eleven sectors comprising the Russell 2000 Index experienced a positive return for the first six months of 2023. Information Technology (10.5% beginning weight in the benchmark), up 22.6%; Industrials (16.9% beginning weight in the benchmark), up 18.4%; and Consumer Discretionary (12.4% beginning weight in the benchmark), up 16.0%, were the best-performing sectors. Financials (17.0% beginning weight), down 10.0%; Utilities (3.9% beginning weight), down 0.6%; and Energy (7.1% beginning weight), down 0.3%, were the worst-performing sectors.

The stocks with the largest positive impact on the benchmark return for the first half of the year were Super Micro Computer, up 203.6%; Axcelis Technologies, up 131.0%; and Prometheus Biosciences, up 81.7%. The stocks with the largest negative impact were Chegg, down 64.9%; Halozyme Therapeutics, down 36.6%; and Glacier Bancorp, down 36.4%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a stratified sampling strategy versus the Russell 2000 Index. This strategy seeks to replicate the performance of the Russell 2000 Index by owning a subset of Index constituents and neutralizing exposures across sectors. The Portfolio is periodically rebalanced for compositional changes in the Index. Factors that impact tracking error include sampling, transaction costs, cash drag, securities lending, net asset value rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Index is an unmanaged measure of performance of the 2,000 smallest companies in the Russell 3000 Index.

BHFTII-1

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MetLife Russell 2000 Index Portfolio
Class A	8.03	12.34	4.18	8.26
Class B	7.95	12.11	3.93	7.99
Class E	7.94	12.13	4.03	8.09
Class G	7.91	12.03	3.87	7.94
Russell 2000 Index	8.09	12.31	4.21	8.26

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
iShares Russell 2000 Index Fund	3.4
Super Micro Computer, Inc.	0.5
SPS Commerce, Inc.	0.3
Rambus, Inc.	0.3
Chart Industries, Inc.	0.3
Novanta, Inc.	0.3
Chord Energy Corp.	0.3
Light & Wonder, Inc.	0.2
ChampionX Corp.	0.2
Commercial Metals Co.	0.2

Top Sectors

% of Net Assets
Financials	17.8
Industrials	16.4
Health Care	16.0
Information Technology	13.0
Consumer Discretionary	10.1
Energy	6.5
Real Estate	5.8
Materials	4.4
Consumer Staples	3.3
Utilities	2.9

BHFTII-2

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Russell 2000 Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.30%	$1,000.00	$1,080.30	$1.55
	Hypothetical*	0.30%	$1,000.00	$1,023.31	$1.51

Class B (a)	Actual	0.55%	$1,000.00	$1,079.50	$2.84
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class E (a)	Actual	0.45%	$1,000.00	$1,079.40	$2.32
	Hypothetical*	0.45%	$1,000.00	$1,022.56	$2.26

Class G (a)	Actual	0.60%	$1,000.00	$1,079.10	$3.09
	Hypothetical*	0.60%	$1,000.00	$1,021.82	$3.01

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—95.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.0%
AAR Corp. (a)	11,572	$668,399
Aerojet Rocketdyne Holdings, Inc. (a)	26,578	1,458,335
AeroVironment, Inc. (a)	8,452	864,471
AerSale Corp. (a)	8,754	128,684
Archer Aviation, Inc. - Class A (a)	52,219	215,142
Astronics Corp. (a)	9,068	180,091
Cadre Holdings, Inc.	6,188	134,898
Ducommun, Inc. (a)	3,735	162,734
Eve Holding, Inc. (a) (b)	6,451	67,606
Kaman Corp.	8,733	212,474
Kratos Defense & Security Solutions, Inc. (a)	42,530	609,880
Leonardo DRS, Inc. (a) (b)	17,158	297,520
Moog, Inc. - Class A	9,540	1,034,422
National Presto Industries, Inc. (b)	1,752	128,246
Park Aerospace Corp.	7,125	98,325
Parsons Corp. (a)	13,848	666,643
Rocket Lab USA, Inc. (a) (b)	94,124	564,744
Triumph Group, Inc. (a)	22,281	275,616
V2X, Inc. (a)	3,920	194,275
Virgin Galactic Holdings, Inc. (a)	84,724	328,729

		8,291,234

Air Freight & Logistics—0.3%
Air Transport Services Group, Inc. (a)	18,490	348,907
Forward Air Corp.	8,582	910,636
Hub Group, Inc. - Class A (a)	10,763	864,484
Radiant Logistics, Inc. (a)	12,471	83,805

		2,207,832

Automobile Components—1.4%
Adient plc (a)	31,676	1,213,824
American Axle & Manufacturing Holdings, Inc. (a)	38,378	317,386
Cooper-Standard Holdings, Inc. (a)	5,724	81,624
Dana, Inc.	43,537	740,129
Dorman Products, Inc. (a)	9,015	710,652
Fox Factory Holding Corp. (a) (b)	14,199	1,540,734
Gentherm, Inc. (a)	10,812	610,986
Goodyear Tire & Rubber Co. (The) (a)	95,413	1,305,250
Holley, Inc. (a) (b)	20,003	81,812
LCI Industries	8,243	1,041,585
Luminar Technologies, Inc. (a)	91,895	632,238
Modine Manufacturing Co. (a)	17,537	579,072
Patrick Industries, Inc.	7,300	584,000
Solid Power, Inc. (a)	47,374	120,330
Standard Motor Products, Inc.	6,921	259,676
Stoneridge, Inc. (a) (b)	9,252	174,400
Visteon Corp. (a) (b)	9,437	1,355,248
XPEL, Inc. (a)	7,590	639,230

		11,988,176

Automobiles—0.1%
Fisker, Inc. (a) (b)	66,483	374,964
Livewire Group, Inc. (a) (b)	4,062	47,972
Winnebago Industries, Inc.	10,071	671,635

Automobiles—(Continued)
Workhorse Group, Inc. (a)	51,389	44,791

		1,139,362

Banks—7.5%
1st Source Corp. (b)	5,221	218,917
ACNB Corp.	2,906	96,392
Amalgamated Financial Corp. (b)	5,989	96,363
Amerant Bancorp, Inc. (b)	9,340	160,555
American National Bankshares, Inc.	3,251	94,214
Ameris Bancorp	22,232	760,557
Ames National Corp. (b)	2,972	53,585
Arrow Financial Corp. (b)	4,906	98,807
Associated Banc-Corp.	50,625	821,644
Atlantic Union Bankshares Corp.	24,751	642,288
Axos Financial, Inc. (a)	19,507	769,356
Banc of California, Inc.	18,927	219,175
BancFirst Corp.	7,404	681,168
Bancorp, Inc. (The) (a)	18,070	589,985
Bank First Corp. (b)	3,147	261,830
Bank of Hawaii Corp.	13,183	543,535
Bank of Marin Bancorp	5,192	91,743
Bank of NT Butterfield & Son, Ltd. (The)	17,296	473,219
BankUnited, Inc.	24,606	530,259
Bankwell Financial Group, Inc.	1,932	47,102
Banner Corp.	11,395	497,620
Bar Harbor Bankshares	5,292	130,395
BayCom Corp.	4,420	73,726
BCB Bancorp, Inc.	4,956	58,183
Berkshire Hills Bancorp, Inc.	14,603	302,720
Blue Foundry Bancorp (a)	7,608	76,917
Blue Ridge Bankshares, Inc.	7,472	66,127
Bridgewater Bancshares, Inc. (a)	6,071	59,799
Brookline Bancorp, Inc.	30,220	264,123
Burke & Herbert Financial Services Corp. (b)	2,208	141,754
Business First Bancshares, Inc.	7,980	120,259
Byline Bancorp, Inc.	8,821	159,572
C&F Financial Corp. (b)	1,129	60,627
Cadence Bank	61,141	1,200,809
Cambridge Bancorp (b)	2,576	139,903
Camden National Corp.	4,522	140,046
Capital Bancorp, Inc.	3,124	56,544
Capital City Bank Group, Inc.	4,547	139,320
Capitol Federal Financial, Inc.	43,042	265,569
Capstar Financial Holdings, Inc.	7,899	96,921
Carter Bankshares, Inc. (a)	8,108	119,917
Cathay General Bancorp	23,492	756,207
Central Pacific Financial Corp.	8,161	128,209
Central Valley Community Bancorp (b)	3,447	53,256
Chemung Financial Corp.	1,214	46,630
ChoiceOne Financial Services, Inc.	2,407	55,361
Citizens & Northern Corp.	6,038	116,533
Citizens Financial Services, Inc. (b)	1,503	111,928
City Holding Co.	5,120	460,749
Civista Bancshares, Inc.	5,230	91,002
CNB Financial Corp.	6,782	119,702
Coastal Financial Corp. (a)	3,437	129,403

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Codorus Valley Bancorp, Inc. (b)	3,294	$64,595
Colony Bankcorp, Inc.	5,639	53,119
Columbia Financial, Inc. (a) (b)	11,020	190,536
Community Bank System, Inc.	17,926	840,371
Community Financial Corp. (b)	1,775	48,085
Community Trust Bancorp, Inc.	5,081	180,731
ConnectOne Bancorp, Inc.	12,128	201,204
CrossFirst Bankshares, Inc. (a)	16,519	165,190
Customers Bancorp, Inc. (a)	10,596	320,635
CVB Financial Corp.	44,953	596,976
Dime Community Bancshares, Inc.	11,336	199,854
Eagle Bancorp, Inc.	9,983	211,240
Eastern Bankshares, Inc.	54,127	664,138
Enterprise Bancorp, Inc.	3,354	97,065
Enterprise Financial Services Corp.	12,204	477,176
Equity Bancshares, Inc. - Class A	4,632	105,517
Esquire Financial Holdings, Inc.	2,392	109,410
ESSA Bancorp, Inc. (b)	3,011	45,014
Evans Bancorp, Inc.	1,818	45,323
Farmers & Merchants Bancorp, Inc.	4,130	92,966
Farmers National Banc Corp. (b)	11,007	136,157
FB Financial Corp.	12,217	342,687
Fidelity D&D Bancorp, Inc. (b)	1,594	77,452
Financial Institutions, Inc.	4,838	76,150
First Bancorp (b)	12,931	384,697
First Bancorp, Inc. (The) (b)	3,758	91,470
First BanCorp/Puerto Rico	59,904	732,027
First Bancshares, Inc. (The) (b)	10,228	264,292
First Bank/Hamilton NJ (b)	5,582	57,941
First Busey Corp. (b)	16,699	335,650
First Business Financial Services, Inc.	2,763	81,481
First Commonwealth Financial Corp.	34,297	433,857
First Community Bankshares, Inc.	5,650	167,974
First Community Corp. (b)	2,558	44,407
First Financial Bancorp	31,251	638,770
First Financial Bankshares, Inc. (b)	43,284	1,233,161
First Financial Corp.	3,977	129,133
First Foundation, Inc.	17,120	67,966
First Interstate BancSystem, Inc. - Class A	27,764	661,894
First Merchants Corp. (b)	19,730	556,978
First Mid Bancshares, Inc.	6,036	145,709
First of Long Island Corp. (The)	7,996	96,112
First Western Financial, Inc. (a)	2,729	50,759
Five Star Bancorp	5,331	119,254
Flushing Financial Corp.	10,410	127,939
FS Bancorp, Inc. (b)	2,273	68,349
Fulton Financial Corp. (b)	53,477	637,446
FVCBankcorp, Inc. (a)	5,163	55,606
German American Bancorp, Inc.	9,350	254,133
Glacier Bancorp, Inc.	37,735	1,176,200
Great Southern Bancorp, Inc. (b)	3,405	172,736
Greene County Bancorp, Inc. (b)	2,424	72,235
Guaranty Bancshares, Inc. (b)	2,906	78,694
Hancock Whitney Corp.	28,838	1,106,802
Hanmi Financial Corp.	9,877	147,464
HarborOne Bancrop, Inc.	16,612	144,192
HBT Financial, Inc. (b)	4,583	84,511

Banks—(Continued)
Heartland Financial USA, Inc.	13,834	385,554
Heritage Commerce Corp.	20,117	166,569
Heritage Financial Corp.	12,295	198,810
Hilltop Holdings, Inc.	15,705	494,079
Hingham Institution for Savings (The) (b)	473	100,834
Home Bancorp, Inc.	2,776	92,191
Home BancShares, Inc. (b)	63,382	1,445,110
HomeTrust Bancshares, Inc. (b)	5,432	113,474
Hope Bancorp, Inc.	39,512	332,691
Horizon Bancorp, Inc.	14,606	152,048
Independent Bank Corp. /MA	15,176	675,484
Independent Bank Corp. /MI (b)	7,375	125,080
Independent Bank Group, Inc.	11,996	414,222
International Bancshares Corp.	18,077	799,003
John Marshall Bancorp, Inc. (b)	4,296	86,307
Kearny Financial Corp. (b)	20,150	142,057
Lakeland Bancorp, Inc.	21,117	282,757
Lakeland Financial Corp.	8,350	405,142
LCNB Corp. (b)	3,649	53,859
Live Oak Bancshares, Inc. (b)	11,266	296,408
Macatawa Bank Corp. (b)	9,068	84,151
MainStreet Bancshares, Inc. (b)	2,403	54,452
Mercantile Bank Corp.	5,350	147,767
Metrocity Bankshares, Inc.	5,632	100,756
Metropolitan Bank Holding Corp. (a)	3,249	112,838
Mid Penn Bancorp, Inc.	5,091	112,409
Middlefield Banc Corp. (b)	2,691	72,119
Midland States Bancorp, Inc.	6,845	136,284
MidWestOne Financial Group, Inc.	4,795	102,469
MVB Financial Corp. (b)	3,791	79,914
National Bank Holdings Corp. - Class A (b)	12,399	360,067
National Bankshares, Inc. (b)	1,983	57,884
NBT Bancorp, Inc.	14,003	445,996
Nicolet Bankshares, Inc. (b)	4,330	294,050
Northeast Bank	2,320	96,674
Northeast Community Bancorp, Inc. (b)	4,595	68,374
Northfield Bancorp, Inc.	15,870	174,253
Northrim BanCorp, Inc.	1,883	74,058
Northwest Bancshares, Inc. (b)	42,865	454,369
Norwood Financial Corp. (b)	2,522	74,475
Oak Valley Bancorp	2,317	58,365
OceanFirst Financial Corp.	20,664	322,772
OFG Bancorp	15,488	403,927
Old National Bancorp	99,968	1,393,554
Old Second Bancorp, Inc.	14,378	187,777
Orange County Bancorp, Inc.	1,834	67,858
Origin Bancorp, Inc.	9,835	288,165
Orrstown Financial Services, Inc.	3,982	76,255
Pacific Premier Bancorp, Inc.	31,429	649,952
PacWest Bancorp (b)	40,405	329,301
Park National Corp. (b)	4,856	496,866
Parke Bancorp, Inc. (b)	3,496	59,397
Pathward Financial, Inc.	8,862	410,842
PCB Bancorp (b)	4,027	59,237
Peapack Gladstone Financial Corp.	6,072	164,430
Penns Woods Bancorp, Inc.	2,355	58,946
Peoples Bancorp, Inc.	11,263	299,033

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Banks—(Continued)
Peoples Financial Services Corp.	2,533	$110,920
Plumas Bancorp (b)	1,875	66,919
Ponce Financial Group, Inc. (a) (b)	7,031	61,099
Preferred Bank	4,747	261,038
Premier Financial Corp.	11,932	191,151
Primis Financial Corp.	7,589	63,899
Princeton Bancorp, Inc. (b)	1,758	48,029
Provident Financial Services, Inc.	24,532	400,853
QCR Holdings, Inc.	5,564	228,291
RBB Bancorp (b)	4,676	55,831
Red River Bancshares, Inc. (b)	1,618	79,509
Renasant Corp.	17,894	467,570
Republic Bancorp, Inc. - Class A	3,075	130,688
S&T Bancorp, Inc.	13,516	367,500
Sandy Spring Bancorp, Inc.	15,275	346,437
Seacoast Banking Corp. of Florida	28,311	625,673
ServisFirst Bancshares, Inc.	17,117	700,428
Shore Bancshares, Inc.	6,088	70,377
Sierra Bancorp (b)	5,841	99,122
Simmons First National Corp. - Class A (b)	42,420	731,745
SmartFinancial, Inc.	5,462	117,488
South Plains Financial, Inc.	3,888	87,519
Southern First Bancshares, Inc. (a) (b)	2,574	63,707
Southern Missouri Bancorp, Inc. (b)	3,031	116,542
Southern States Bancshares, Inc.	2,700	56,970
Southside Bancshares, Inc.	10,581	276,799
SouthState Corp. (b)	25,549	1,681,124
Stellar Bancorp, Inc.	15,697	359,304
Stock Yards Bancorp, Inc.	9,642	437,458
Summit Financial Group, Inc.	4,198	86,731
Texas Capital Bancshares, Inc. (a)	16,203	834,454
Third Coast Bancshares, Inc. (a)	4,809	76,319
Timberland Bancorp, Inc. (b)	2,592	66,303
Tompkins Financial Corp.	4,590	255,663
Towne Bank	23,282	541,074
TriCo Bancshares	10,668	354,178
Triumph Financial, Inc. (a)	7,535	457,525
TrustCo Bank Corp.	5,837	166,997
Trustmark Corp.	20,462	432,157
UMB Financial Corp.	14,557	886,521
United Bankshares, Inc.	44,009	1,305,747
United Community Banks, Inc. (b)	38,819	970,087
Unity Bancorp, Inc. (b)	2,408	56,805
Univest Financial Corp.	9,428	170,458
Valley National Bancorp	144,649	1,121,030
Veritex Holdings, Inc.	17,694	317,253
Virginia National Bankshares Corp.	1,715	55,137
Washington Federal, Inc.	22,314	591,767
Washington Trust Bancorp, Inc.	5,542	148,581
WesBanco, Inc.	19,306	494,427
West Bancorp, Inc.	5,498	101,218
Westamerica Bancorp	8,792	336,734
WSFS Financial Corp.	20,665	779,484

		63,354,310

Beverages—0.4%
Coca-Cola Consolidated, Inc.	1,600	1,017,632
Duckhorn Portfolio, Inc. (The) (a) (b)	13,689	177,546
MGP Ingredients, Inc.	5,324	565,835
National Beverage Corp. (a)	8,223	397,582
Primo Water Corp.	54,035	677,599
Vita Coco Co., Inc. (The) (a)	10,537	283,129

		3,119,323

Biotechnology—7.1%
2seventy bio, Inc. (a)	17,226	174,327
4D Molecular Therapeutics, Inc. (a)	11,182	202,059
89bio, Inc. (a) (b)	20,747	393,156
Aadi Bioscience, Inc. (a)	5,529	37,818
ACADIA Pharmaceuticals, Inc. (a)	40,490	969,736
Actinium Pharmaceuticals, Inc. (a) (b)	8,804	65,326
Adicet Bio, Inc. (a) (b)	10,288	25,000
ADMA Biologics, Inc. (a)	70,877	261,536
Aerovate Therapeutics, Inc. (a)	3,363	57,675
Agenus, Inc. (a)	115,321	184,514
Agios Pharmaceuticals, Inc. (a) (b)	18,399	521,060
Akero Therapeutics, Inc. (a) (b)	15,064	703,338
Aldeyra Therapeutics, Inc. (a)	15,698	131,706
Alector, Inc. (a)	20,549	123,500
Alkermes plc (a)	55,609	1,740,562
Allakos, Inc. (a) (b)	22,437	97,825
Allogene Therapeutics, Inc. (a)	26,931	133,847
Allovir, Inc. (a) (b)	10,797	36,710
Alpine Immune Sciences, Inc. (a) (b)	10,697	109,965
Altimmune, Inc. (a) (b)	16,737	59,082
ALX Oncology Holdings, Inc. (a)	7,350	55,199
Amicus Therapeutics, Inc. (a)	94,876	1,191,643
AnaptysBio, Inc. (a)	7,034	143,072
Anavex Life Sciences Corp. (a) (b)	23,292	189,364
Anika Therapeutics, Inc. (a)	4,948	128,549
Annexon, Inc. (a) (b)	15,499	54,557
Arbutus Biopharma Corp. (a)	38,721	89,058
Arcellx, Inc. (a)	12,838	405,938
Arcturus Therapeutics Holdings, Inc. (a) (b)	7,412	212,576
Arcus Biosciences, Inc. (a)	17,324	351,850
Arcutis Biotherapeutics, Inc. (a) (b)	17,302	164,888
Ardelyx, Inc. (a) (b)	71,545	242,538
Arrowhead Pharmaceuticals, Inc. (a) (b)	34,801	1,241,004
ARS Pharmaceuticals, Inc. (a)	8,767	58,739
Astria Therapeutics, Inc. (a)	8,633	71,913
Atara Biotherapeutics, Inc. (a)	32,193	51,831
Aura Biosciences, Inc. (a)	9,525	117,634
Aurinia Pharmaceuticals, Inc. (a)	46,041	445,677
Avid Bioservices, Inc. (a) (b)	20,292	283,479
Avidity Biosciences, Inc. (a)	23,745	263,332
Avita Medical, Inc. (a)	8,679	147,630
Beam Therapeutics, Inc. (a) (b)	22,916	731,708
BioAtla, Inc. (a) (b)	15,887	47,661
BioCryst Pharmaceuticals, Inc. (a)	62,014	436,579
Biohaven, Ltd. (a)	19,700	471,224
Biomea Fusion, Inc. (a) (b)	6,771	148,623
Bioxcel Therapeutics, Inc. (a)	6,276	41,798

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Bluebird Bio, Inc. (a) (b)	34,986	$115,104
Blueprint Medicines Corp. (a)	20,651	1,305,143
Bridgebio Pharma, Inc. (a)	38,410	660,652
Cabaletta Bio, Inc. (a)	8,630	111,413
CareDx, Inc. (a) (b)	17,647	150,000
Caribou Biosciences, Inc. (a)	19,951	84,792
Carisma Therapeutics, Inc. (b)	9,023	79,132
Catalyst Pharmaceuticals, Inc. (a)	32,720	439,757
Celcuity, Inc. (a) (b)	5,835	64,068
Celldex Therapeutics, Inc. (a)	15,155	514,209
Cerevel Therapeutics Holdings, Inc. (a)	20,853	662,917
Chinook Therapeutics, Inc. (a)	19,453	747,384
Cogent Biosciences, Inc. (a)	21,981	260,255
Coherus Biosciences, Inc. (a) (b)	25,327	108,146
Compass Therapeutics, Inc. (a)	31,772	101,035
Crinetics Pharmaceuticals, Inc. (a)	18,192	327,820
Cue Biopharma, Inc. (a) (b)	11,773	42,971
Cullinan Oncology, Inc. (a)	7,747	83,358
Cytokinetics, Inc. (a) (b)	31,222	1,018,462
Day One Biopharmaceuticals, Inc. (a) (b)	16,795	200,532
Deciphera Pharmaceuticals, Inc. (a)	17,465	245,907
Denali Therapeutics, Inc. (a)	39,602	1,168,655
Design Therapeutics, Inc. (a)	14,198	89,447
Disc Medicine, Inc. (a)	2,668	118,459
Dynavax Technologies Corp. (a) (b)	43,478	561,736
Dyne Therapeutics, Inc. (a) (b)	14,586	164,093
Eagle Pharmaceuticals, Inc. (a)	3,536	68,740
Editas Medicine, Inc. (a)	23,602	194,244
Emergent BioSolutions, Inc. (a)	17,598	129,345
Enanta Pharmaceuticals, Inc. (a)	6,820	145,948
Entrada Therapeutics, Inc. (a)	7,438	112,611
EQRx, Inc. (a) (b)	109,112	202,948
Erasca, Inc. (a)	23,988	66,207
Fate Therapeutics, Inc. (a) (b)	28,366	135,022
Fennec Pharmaceuticals, Inc. (a)	6,156	54,358
FibroGen, Inc. (a)	30,460	82,242
Foghorn Therapeutics, Inc. (a)	7,279	51,244
Generation Bio Co. (a)	15,310	84,205
Geron Corp. (a)	167,062	536,269
Gritstone bio, Inc. (a)	29,698	57,911
Halozyme Therapeutics, Inc. (a)	44,873	1,618,569
Heron Therapeutics, Inc. (a) (b)	32,773	38,017
HilleVax, Inc. (a)	7,356	126,450
Humacyte, Inc. (a)	22,468	64,259
Icosavax, Inc. (a)	8,168	81,108
Ideaya Biosciences, Inc. (a) (b)	18,218	428,123
Immuneering Corp. - Class A (a)	7,160	72,602
Immunitybio, Inc. (a)	37,195	103,402
ImmunoGen, Inc. (a)	81,345	1,534,980
Immunovant, Inc. (a)	18,112	343,585
Inhibrx, Inc. (a) (b)	11,523	299,137
Inozyme Pharma, Inc. (a)	11,471	63,893
Insmed, Inc. (a) (b)	43,647	920,952
Intellia Therapeutics, Inc. (a) (b)	29,573	1,205,987
Intercept Pharmaceuticals, Inc. (a) (b)	7,486	82,795
Iovance Biotherapeutics, Inc. (a)	69,783	491,272
Ironwood Pharmaceuticals, Inc. (a) (b)	44,956	478,332

Biotechnology—(Continued)
iTeos Therapeutics, Inc. (a)	7,999	105,907
IVERIC bio, Inc. (a)	45,973	1,808,578
Janux Therapeutics, Inc. (a)	7,592	90,117
KalVista Pharmaceuticals, Inc. (a) (b)	8,595	77,355
Karyopharm Therapeutics, Inc. (a) (b)	38,311	68,577
Keros Therapeutics, Inc. (a) (b)	7,559	303,721
Kezar Life Sciences, Inc. (a) (b)	24,216	59,329
Kiniksa Pharmaceuticals, Ltd. - Class A (a)	11,087	156,105
Kodiak Sciences, Inc. (a)	11,661	80,461
Krystal Biotech, Inc. (a)	7,224	848,098
Kura Oncology, Inc. (a)	23,723	250,989
Kymera Therapeutics, Inc. (a)	12,984	298,502
Lexicon Pharmaceuticals, Inc. (a) (b)	28,658	65,627
Lineage Cell Therapeutics, Inc. (a)	43,730	61,659
Lyell Immunopharma, Inc. (a)	59,414	188,937
MacroGenics, Inc. (a)	21,437	114,688
Madrigal Pharmaceuticals, Inc. (a)	4,565	1,054,515
MannKind Corp. (a)	86,216	350,899
MeiraGTx Holdings plc (a)	10,435	70,123
Merrimack Pharmaceuticals, Inc. (a) (b)	3,568	43,886
Mersana Therapeutics, Inc. (a)	29,899	98,368
MiMedx Group, Inc. (a)	38,348	253,480
Mineralys Therapeutics, Inc. (a)	4,532	77,271
Mirum Pharmaceuticals, Inc. (a)	8,984	232,416
Monte Rosa Therapeutics, Inc. (a) (b)	11,684	80,035
Morphic Holding, Inc. (a)	10,207	585,167
Myriad Genetics, Inc. (a)	27,414	635,457
Nkarta, Inc. (a)	10,292	22,539
Novavax, Inc. (a) (b)	29,269	217,469
Nurix Therapeutics, Inc. (a)	15,059	150,439
Nuvalent, Inc. - Class A (a) (b)	8,130	342,842
Nuvectis Pharma, Inc. (a)	2,525	40,324
Olema Pharmaceuticals, Inc. (a) (b)	9,480	85,604
Omega Therapeutics, Inc. (a)	8,737	48,927
Organogenesis Holdings, Inc. (a)	24,595	81,655
ORIC Pharmaceuticals, Inc. (a)	13,189	102,347
Outlook Therapeutics, Inc. (a)	53,534	93,149
Ovid therapeutics, Inc. (a)	20,173	66,167
PDS Biotechnology Corp. (a)	9,495	47,760
PMV Pharmaceuticals, Inc. (a) (b)	13,301	83,264
Point Biopharma Global, Inc. (a) (b)	29,840	270,350
Poseida Therapeutics, Inc. (a) (b)	23,094	40,645
Precigen, Inc. (a) (b)	42,452	48,820
Prime Medicine, Inc. (a)	13,523	198,112
ProKidney Corp. (a) (b)	21,049	235,538
Protagonist Therapeutics, Inc. (a)	18,188	502,353
Protalix BioTherapeutics, Inc. (a) (b)	20,584	41,168
Prothena Corp. plc (a) (b)	13,899	949,024
PTC Therapeutics, Inc. (a)	23,732	965,180
Rallybio Corp. (a) (b)	10,799	61,122
Rapt Therapeutics, Inc. (a) (b)	10,106	188,982
Recursion Pharmaceuticals, Inc. - Class A (a)	46,662	348,565
REGENXBIO, Inc. (a)	14,967	299,190
Relay Therapeutics, Inc. (a) (b)	28,711	360,610
Replimune Group, Inc. (a)	13,678	317,603
Revolution Medicines, Inc. (a)	34,003	909,580
Rhythm Pharmaceuticals, Inc. (a)	17,251	284,469

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Biotechnology—(Continued)
Rigel Pharmaceuticals, Inc. (a)	58,974	$76,076
Rocket Pharmaceuticals, Inc. (a)	18,131	360,263
Sage Therapeutics, Inc. (a)	17,540	824,731
Sana Biotechnology, Inc. (a)	30,778	183,437
Sangamo Therapeutics, Inc. (a) (b)	45,715	59,430
Savara, Inc. (a) (b)	25,787	82,389
Scholar Rock Holding Corp. (a)	9,585	72,271
Selecta Biosciences, Inc. (a)	39,548	44,294
Seres Therapeutics, Inc. (a) (b)	32,717	156,714
SpringWorks Therapeutics, Inc. (a) (b)	19,549	512,575
Stoke Therapeutics, Inc. (a) (b)	9,296	98,817
Summit Therapeutics, Inc. (a) (b)	40,272	101,083
Sutro Biopharma, Inc. (a)	18,256	84,890
Syndax Pharmaceuticals, Inc. (a) (b)	22,105	462,658
Tango Therapeutics, Inc. (a) (b)	16,583	55,056
Tenaya Therapeutics, Inc. (a)	15,995	93,891
TG Therapeutics, Inc. (a)	45,999	1,142,615
Travere Therapeutics, Inc. (a) (b)	24,448	375,521
Twist Bioscience Corp. (a)	19,106	390,909
Tyra Biosciences, Inc. (a) (b)	4,942	84,162
UroGen Pharma, Ltd. (a)	6,617	68,486
Vanda Pharmaceuticals, Inc. (a)	19,612	129,243
Vaxcyte, Inc. (a)	30,813	1,538,801
Vera Therapeutics, Inc. (a)	11,588	185,987
Veracyte, Inc. (a)	24,557	625,467
Vericel Corp. (a)	16,730	628,546
Verve Therapeutics, Inc. (a)	17,210	322,688
Vigil Neuroscience, Inc. (a) (b)	5,791	54,435
Viking Therapeutics, Inc. (a) (b)	32,245	522,691
Vir Biotechnology, Inc. (a)	28,085	688,925
Viridian Therapeutics, Inc. (a)	14,165	336,985
Vor BioPharma, Inc. (a)	13,478	41,647
Voyager Therapeutics, Inc. (a)	10,699	122,504
X4 Pharmaceuticals, Inc. (a)	41,610	80,723
Xencor, Inc. (a)	19,810	494,656
XOMA Corp. (a) (b)	2,490	47,036
Y-mAbs Therapeutics, Inc. (a)	12,818	87,034
Zentalis Pharmaceuticals, Inc. (a)	16,112	454,520
Zymeworks, Inc. (a)	18,380	158,803

		60,432,033

Broadline Retail—0.1%
Big Lots, Inc.	10,588	93,492
ContextLogic, Inc. - Class A (a) (b)	7,068	46,508
Dillard’s, Inc. - Class A	1,212	395,451

		535,451

Building Products—1.7%
AAON, Inc.	15,148	1,436,182
American Woodmark Corp. (a)	5,524	421,868
Apogee Enterprises, Inc.	7,504	356,215
AZZ, Inc.	8,063	350,418
CSW Industrials, Inc.	5,170	859,202
Gibraltar Industries, Inc. (a)	10,324	649,586
Griffon Corp. (b)	14,297	576,169
Insteel Industries, Inc.	7,079	220,298

Building Products—(Continued)
Janus International Group Inc. (a)	28,699	305,931
JELD-WEN Holding, Inc. (a)	28,116	493,155
Masonite International Corp. (a) (b)	7,534	771,783
Masterbrand, Inc. (a)	43,835	509,801
PGT Innovations, Inc. (a)	19,265	561,575
Quanex Building Products Corp.	10,969	294,518
Resideo Technologies, Inc. (a)	50,093	884,642
Simpson Manufacturing Co., Inc.	14,424	1,997,724
UFP Industries, Inc.	20,154	1,955,946
Zurn Elkay Water Solutions Corp. - Class C (b)	49,633	1,334,631

		13,979,644

Capital Markets—1.3%
AlTi Global, Inc. (a) (b)	7,628	58,430
Artisan Partners Asset Management, Inc. - Class A (b)	20,274	796,971
AssetMark Financial Holdings, Inc. (a)	7,299	216,488
Avantax, Inc. (a)	13,216	295,774
B. Riley Financial, Inc. (b)	6,563	301,767
BGC Partners, Inc. - Class A (b)	106,258	470,723
Brightsphere Investment Group, Inc. (b)	11,092	232,377
Cohen & Steers, Inc.	8,580	497,554
Diamond Hill Investment Group, Inc.	1,057	181,064
Donnelley Financial Solutions, Inc. (a)	8,485	386,322
Focus Financial Partners, Inc. - Class A (a)	19,525	1,025,258
Forge Global Holdings, Inc. (a) (b)	38,711	94,068
GCM Grosvenor, Inc. - Class A	15,754	118,785
Hamilton Lane, Inc. - Class A	12,121	969,437
Moelis & Co. - Class A (b)	22,432	1,017,067
Open Lending Corp. - Class A (a)	33,748	354,691
P10, Inc. - Class A (b)	14,767	166,867
Patria Investments, Ltd. - Class A	18,491	264,421
Perella Weinberg Partners (b)	13,187	109,848
Piper Sandler Cos.	5,754	743,762
PJT Partners, Inc. - Class A	8,176	569,377
Sculptor Capital Management, Inc.	8,165	72,097
Silvercrest Asset Management Group, Inc. - Class A	3,311	67,048
StepStone Group, Inc. - Class A	18,138	450,004
StoneX Group, Inc. (a)	5,797	481,615
Victory Capital Holdings, Inc. - Class A	9,416	296,981
Virtus Investment Partners, Inc.	2,293	452,799
WisdomTree, Inc.	46,043	315,855

		11,007,450

Chemicals—2.0%
AdvanSix, Inc.	9,088	317,898
American Vanguard Corp.	10,391	185,687
Amyris, Inc. (a)	69,075	71,147
Aspen Aerogels, Inc. (a) (b)	17,010	134,209
Avient Corp.	30,374	1,242,297
Balchem Corp.	10,637	1,433,974
Cabot Corp. (b)	18,488	1,236,662
Chase Corp.	2,546	308,626
Core Molding Technologies, Inc. (a)	2,627	59,764
Danimer Scientific, Inc. (a)	30,975	73,721
Diversey Holdings, Ltd. (a) (b)	27,745	232,781
Ecovyst, Inc. (a) (b)	31,973	366,411

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—(Continued)
FutureFuel Corp. (b)	8,809	$77,960
Hawkins, Inc.	6,554	312,560
HB Fuller Co.	17,873	1,278,098
Ingevity Corp. (a)	12,653	735,898
Innospec, Inc.	8,439	847,613
Intrepid Potash, Inc. (a)	3,574	81,094
Koppers Holdings, Inc.	6,870	234,267
Kronos Worldwide, Inc. (b)	7,992	69,770
Livent Corp. (a) (b)	60,538	1,660,557
LSB Industries, Inc. (a)	18,486	182,087
Mativ Holdings, Inc.	18,543	280,370
Minerals Technologies, Inc.	11,123	641,686
Origin Materials, Inc. (a) (b)	37,920	161,539
Orion S.A.	18,831	399,594
Perimeter Solutions S.A. (a) (b)	53,195	327,149
PureCycle Technologies, Inc. (a) (b)	39,340	420,545
Quaker Chemical Corp. (b)	4,562	889,134
Rayonier Advanced Materials, Inc. (a)	21,520	92,106
Sensient Technologies Corp.	13,890	987,996
Stepan Co.	7,227	690,612
Trinseo plc	12,474	158,046
Tronox Holding plc	40,316	512,416

		16,704,274

Commercial Services & Supplies—1.4%
ABM Industries, Inc.	22,236	948,365
ACCO Brands Corp.	30,953	161,265
ACV Auctions, Inc. - Class A (a) (b)	42,821	739,519
Aris Water Solution, Inc. - Class A (b)	10,439	107,730
BrightView Holdings, Inc. (a)	13,931	100,025
Brink’s Co. (The)	15,273	1,035,968
Casella Waste Systems, Inc. - Class A (a) (b)	18,579	1,680,471
CECO Environmental Corp. (a)	9,985	133,400
Cimpress plc (a)	6,224	370,204
CoreCivic, Inc. (a)	37,336	351,332
Deluxe Corp.	14,396	251,642
Ennis, Inc.	9,011	183,644
Enviri Corp. (a)	26,422	260,785
Geo Group, Inc. (The) (a)	40,071	286,908
Healthcare Services Group, Inc.	24,352	363,575
Heritage-Crystal Clean, Inc. (a)	5,046	190,688
HNI Corp.	15,255	429,886
Interface, Inc.	19,325	169,867
LanzaTech Global, Inc. (a) (b)	7,524	51,389
Li-Cycle Holdings Corp. (a)	45,980	255,189
Liquidity Services, Inc. (a)	7,856	129,624
Matthews International Corp. - Class A	9,973	425,049
MillerKnoll, Inc.	25,792	381,206
Montrose Environmental Group, Inc. (a)	9,033	380,470
OPENLANE, Inc. (a)	36,524	555,895
Performant Financial Corp. (a) (b)	22,685	61,249
Pitney Bowes, Inc.	58,239	206,166
SP Plus Corp. (a)	6,829	267,082
Steelcase, Inc. - Class A	29,276	225,718
UniFirst Corp.	5,018	777,840
Viad Corp. (a)	6,618	177,892

Commercial Services & Supplies—(Continued)
VSE Corp. (b)	3,553	194,314

		11,854,357

Communications Equipment—0.8%
ADTRAN Holdings, Inc.	25,898	272,706
Aviat Networks, Inc. (a)	3,608	120,399
Calix, Inc. (a)	19,781	987,270
Cambium Networks Corp. (a) (b)	4,057	61,748
Clearfield, Inc. (a) (b)	4,399	208,293
CommScope Holding Co., Inc. (a)	69,077	388,903
Comtech Telecommunications Corp.	9,651	88,210
Digi International, Inc. (a)	11,390	448,652
Extreme Networks, Inc. (a) (b)	43,045	1,121,322
Harmonic, Inc. (a) (b)	36,946	597,417
Infinera Corp. (a) (b)	62,963	304,111
KVH Industries, Inc. (a) (b)	6,350	58,039
NETGEAR, Inc. (a)	10,251	145,154
NetScout Systems, Inc. (a)	22,412	693,651
Ribbon Communications, Inc. (a)	24,571	68,553
Viavi Solutions, Inc. (a) (b)	73,717	835,214

		6,399,642

Construction & Engineering—1.4%
Ameresco, Inc. - Class A (a) (b)	10,710	520,827
API Group Corp. (a)	70,149	1,912,262
Arcosa, Inc.	16,643	1,261,040
Argan, Inc.	4,530	178,527
Bowman Consulting Group, Ltd. (a) (b)	3,487	111,166
Comfort Systems USA, Inc.	11,863	1,947,905
Concrete Pumping Holdings, Inc. (a)	8,982	72,126
Construction Partners, Inc. - Class A (a) (b)	13,715	430,514
Dycom Industries, Inc. (a)	9,730	1,105,815
Fluor Corp. (a) (b)	47,959	1,419,586
Granite Construction, Inc.	14,748	586,675
Great Lakes Dredge & Dock Corp. (a)	21,996	179,487
IES Holdings, Inc. (a)	2,867	163,075
Limbach Holdings, Inc. (a) (b)	3,105	76,787
MYR Group, Inc. (a)	5,521	763,775
Northwest Pipe Co. (a)	3,497	105,749
Primoris Services Corp.	18,341	558,850
Sterling Infrastructure, Inc. (a)	10,373	578,813
Tutor Perini Corp. (a)	14,544	103,990

		12,076,969

Construction Materials—0.3%
Knife River Corp. (a)	17,158	746,373
Summit Materials, Inc. - Class A (a)	40,081	1,517,066
United States Lime & Minerals, Inc. (b)	743	155,205

		2,418,644

Consumer Finance—0.8%
Atlanticus Holdings Corp. (a) (b)	1,591	66,838
Bread Financial Holdings, Inc.	16,854	529,047
Encore Capital Group, Inc. (a)	7,642	371,554
Enova International, Inc. (a)	10,006	531,519

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Consumer Finance—(Continued)
FirstCash Holdings, Inc.	12,699	$1,185,198
Green Dot Corp. - Class A (a)	15,976	299,390
LendingClub Corp. (a)	34,752	338,832
LendingTree, Inc. (a)	4,341	95,980
Navient Corp.	31,109	578,005
Nelnet, Inc. - Class A	5,036	485,873
NerdWallet, Inc. - Class A (a) (b)	11,864	111,640
PRA Group, Inc. (a)	12,838	293,348
PROG Holdings, Inc. (a)	15,550	499,466
Regional Management Corp.	3,196	97,478
Upstart Holdings, Inc. (a) (b)	24,285	869,646
World Acceptance Corp. (a)	1,225	164,162

		6,517,976

Consumer Staples Distribution & Retail—0.5%
Andersons, Inc. (The)	11,198	516,788
Chefs’ Warehouse, Inc. (The) (a)	11,522	412,027
HF Foods Group, Inc. (a)	13,686	64,187
Ingles Markets, Inc. - Class A	4,911	405,894
PriceSmart, Inc. (b)	8,672	642,248
SpartanNash Co.	12,524	281,915
Sprouts Farmers Market, Inc. (a)	34,538	1,268,581
United Natural Foods, Inc. (a)	20,059	392,154
Village Super Market, Inc. - Class A	2,910	66,406
Weis Markets, Inc.	5,704	366,254

		4,416,454

Containers & Packaging—0.3%
Greif, Inc. - Class A	8,109	558,629
Greif, Inc. - Class B	1,893	146,234
Myers Industries, Inc.	11,721	227,739
O-I Glass, Inc. (a)	51,220	1,092,523
Pactiv Evergreen, Inc.	17,273	130,757
Ranpak Holdings, Corp. (a)	12,914	58,371
TriMas Corp.	14,122	388,214

		2,602,467

Distributors—0.0%
Weyco Group, Inc.	2,058	54,928

Diversified Consumer Services—0.9%
2U, Inc. (a)	25,600	103,168
Adtalem Global Education, Inc. (a)	14,779	507,511
Carriage Services, Inc.	4,082	132,542
Chegg, Inc. (a)	37,722	334,971
Coursera, Inc. (a)	43,951	572,242
Duolingo, Inc. (a)	9,647	1,378,942
European Wax Center, Inc. - Class A (a)	11,678	217,561
Frontdoor, Inc. (a)	27,922	890,712
Graham Holdings Co. - Class B	1,262	721,208
Laureate Education, Inc.	43,993	531,875
Lincoln Educational Services Corp. (a) (b)	8,074	54,419
Nerdy, Inc. (a)	20,830	86,861
OneSpaWorld Holdings, Ltd. (a)	23,346	282,487
Perdoceo Education Corp. (a)	23,695	290,738

Diversified Consumer Services—(Continued)
Rover Group, Inc. (a) (b)	34,168	167,765
Strategic Education, Inc.	7,768	526,981
Stride, Inc. (a)	14,188	528,219
Udemy, Inc. (a) (b)	29,152	312,801
Universal Technical Institute, Inc. (a)	11,334	78,318
WW International, Inc. (a)	18,762	126,081

		7,845,402

Diversified REITs—0.5%
Alexander & Baldwin, Inc.	23,869	443,486
Alpine Income Property Trust, Inc.	4,463	72,524
American Assets Trust, Inc.	17,223	330,682
Armada Hoffler Properties, Inc.	22,515	262,975
Broadstone Net Lease, Inc.	63,286	977,136
CTO Realty Growth, Inc.	7,496	128,481
Empire State Realty Trust, Inc. - Class A	44,942	336,616
Essential Properties Realty Trust, Inc.	49,954	1,175,917
Gladstone Commercial Corp. (b)	13,245	163,841
Global Net Lease, Inc.	34,451	354,156
NexPoint Diversified Real Estate Trust	10,639	133,200
One Liberty Properties, Inc.	6,483	131,734
Star Holdings (a) (b)	4,337	63,624

		4,574,372

Diversified Telecommunication Services—0.5%
Anterix, Inc. (a)	6,356	201,422
AST SpaceMobile, Inc. (a)	20,949	98,460
ATN International, Inc.	3,399	124,403
Bandwidth, Inc. - Class A (a)	8,108	110,917
Charge Enterprises, Inc., (a)	47,945	46,986
Cogent Communications Holdings, Inc.	14,461	973,081
Consolidated Communications Holdings, Inc. (a)	25,181	96,443
EchoStar Corp. - Class A (a)	11,847	205,427
Globalstar, Inc. (a)	230,488	248,927
IDT Corp. - Class B (a)	5,006	129,405
Liberty Latin America, Ltd. - Class A (a)	13,149	115,054
Liberty Latin America, Ltd. - Class C (a)	47,385	408,459
Lumen Technologies, Inc. (b)	337,829	763,494
Ooma, Inc. (a)	8,609	128,877
Radius Global Infrastructure, Inc. - Class A (a) (b)	28,728	428,047

		4,079,402

Electric Utilities—0.7%
ALLETE, Inc.	19,317	1,119,807
Genie Energy, Ltd. - Class B	6,623	93,649
MGE Energy, Inc.	12,023	951,140
Otter Tail Corp. (b)	13,613	1,074,882
PNM Resources, Inc.	28,574	1,288,687
Portland General Electric Co.	32,566	1,525,066

		6,053,231

Electrical Equipment—1.6%
374Water, Inc. (a)	21,129	50,498
Allied Motion Technologies, Inc.	4,654	185,881
Array Technologies, Inc. (a)	51,455	1,162,883

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electrical Equipment—(Continued)
Atkore, Inc. (a) (b)	13,249	$2,066,049
Babcock & Wilcox Enterprises, Inc. (a)	20,449	120,649
Blink Charging Co. (a) (b)	13,174	78,912
Bloom Energy Corp. - Class A (a)	64,618	1,056,504
Encore Wire Corp.	5,617	1,044,369
Energy Vault Holdings, Inc. (a) (b)	34,455	94,062
EnerSys	13,837	1,501,591
Enovix Corp. (a) (b)	46,168	832,871
Eos Energy Enterprises, Inc. (a) (b)	37,219	161,530
Fluence Energy, Inc. (a) (b)	13,273	353,593
FTC Solar, Inc. (a) (b)	22,959	73,928
FuelCell Energy, Inc. (a)	137,549	297,106
GrafTech International, Ltd. (b)	65,339	329,309
LSI Industries, Inc. (b)	8,816	110,729
NEXTracker, Inc. - Class A (a) (b)	10,609	422,344
NuScale Power Corp. (a)	18,459	125,521
Powell Industries, Inc.	3,142	190,374
Preformed Line Products Co.	876	136,744
SES AI Corp. (a) (b)	43,748	106,745
Shoals Technologies Group, Inc. - Class A (a)	57,645	1,473,406
SKYX Platforms Corp. (a)	20,474	54,461
Stem, Inc. (a) (b)	49,764	284,650
SunPower Corp. (a) (b)	27,543	269,921
Thermon Group Holdings, Inc. (a)	11,598	308,507
TPI Composites, Inc. (a) (b)	14,105	146,269
Vicor Corp. (a)	7,241	391,014

		13,430,420

Electronic Equipment, Instruments & Components—2.7%
908 Devices, Inc. (a) (b)	7,715	52,925
Advanced Energy Industries, Inc.	12,508	1,394,017
Akoustis Technologies, Inc. (a) (b)	22,633	71,973
Arlo Technologies, Inc. (a)	29,346	320,165
Badger Meter, Inc. (b)	9,792	1,444,908
Bel Fuse, Inc. - Class B	3,517	201,911
Belden, Inc. (b)	14,345	1,372,099
Benchmark Electronics, Inc.	12,513	323,211
Climb Global Solutions, Inc.	1,406	67,291
CTS Corp.	10,302	439,174
Daktronics, Inc. (a) (b)	13,182	84,365
ePlus, Inc. (a)	8,957	504,279
Evolv Technologies Holdings, Inc. (a)	38,404	230,424
Fabrinet (a)	12,442	1,615,967
FARO Technologies, Inc. (a)	6,602	106,952
Insight Enterprises, Inc. (a) (c)	9,628	1,408,962
Iteris, Inc. (a) (b)	14,459	57,258
Itron, Inc. (a)	15,278	1,101,544
Kimball Electronics, Inc. (a)	7,836	216,509
Knowles Corp. (a) (b)	30,951	558,975
Lightwave Logic, Inc. (a) (b)	39,253	273,593
Luna Innovations, Inc. (a)	10,812	98,605
Methode Electronics, Inc.	12,060	404,251
MicroVision, Inc. (a) (b)	56,055	256,732
Mirion Technologies, Inc. (a) (b)	67,650	571,642
Napco Security Technologies, Inc. (b)	10,591	366,978
nLight, Inc. (a)	14,866	229,234

Electronic Equipment, Instruments & Components—(Continued)
Novanta, Inc. (a)	11,932	2,196,681
OSI Systems, Inc. (a)	5,288	623,085
Ouster, Inc. (a)	1	5
PAR Technology Corp. (a)	8,919	293,703
PC Connection, Inc.	3,547	159,970
Plexus Corp. (a) (c)	9,231	906,853
Richardson Electronics, Ltd. (b)	4,045	66,742
Rogers Corp. (a)	5,809	940,651
Sanmina Corp. (a)	19,251	1,160,258
ScanSource, Inc. (a)	8,101	239,466
SmartRent, Inc. (a) (b)	62,929	241,018
Tingo Group, Inc. (a)	44,053	53,304
TTM Technologies, Inc. (a)	35,927	499,385
Vishay Intertechnology, Inc.	43,569	1,280,929
Vishay Precision Group, Inc. (a)	4,194	155,807

		22,591,801

Energy Equipment & Services—2.2%
Archrock, Inc.	45,405	465,401
Atlas Energy Solutions, Inc. - Class A	5,687	98,726
Borr Drilling, Ltd. (a)	77,288	581,979
Bristow Group, Inc. (a)	8,308	238,689
Cactus, Inc. - Class A	21,686	917,751
ChampionX Corp.	67,467	2,094,176
Core Laboratories, Inc.	15,744	366,048
Diamond Offshore Drilling, Inc. (a)	35,307	502,772
DMC Global, Inc. (a) (b)	6,765	120,146
Dril-Quip, Inc. (a)	11,785	274,237
Expro Group Holdings NV (a)	29,203	517,477
Forum Energy Technologies, Inc. (a)	3,314	84,805
Helix Energy Solutions Group, Inc. (a)	48,941	361,185
Helmerich & Payne, Inc.	33,702	1,194,736
KLX Energy Services Holdings, Inc. (a) (b)	4,320	42,034
Liberty Energy, Inc.	57,367	766,997
Nabors Industries, Ltd. (a) (b)	3,057	284,393
Newpark Resources, Inc. (a)	29,104	152,214
NexTier Oilfield Solutions, Inc. (a) (b)	65,296	583,746
Noble Corp. plc (a) (b)	36,192	1,495,091
Oceaneering International, Inc. (a)	33,608	628,470
Oil States International, Inc. (a)	24,658	184,195
Patterson-UTI Energy, Inc.	72,095	862,977
ProFrac Holding Corp. - Class A (a)	8,200	91,512
ProPetro Holding Corp. (a) (b)	33,144	273,107
Ranger Energy Services, Inc. (a) (b)	5,274	54,006
RPC, Inc. (b)	26,045	186,222
SEACOR Marine Holdings, Inc. (a) (b)	8,136	92,994
Seadrill, Ltd. (a)	17,044	703,406
Select Water Solutions, Inc.	28,634	231,935
Solaris Oilfield Infrastructure, Inc. - Class A	10,753	89,572
TETRA Technologies, Inc. (a)	42,249	142,802
Tidewater, Inc. (a)	15,690	869,854
U.S. Silica Holdings, Inc. (a)	25,504	309,363
Valaris, Ltd. (a) (b)	20,427	1,285,471
Weatherford International plc (a)	23,800	1,580,796

		18,729,285

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Entertainment—0.4%
Cinemark Holdings, Inc. (a) (b)	37,384	$616,836
IMAX Corp. (a)	15,913	270,362
Liberty Media Corp. Liberty Braves - Class A (a) (b)	3,713	151,936
Liberty Media Corp. Liberty Braves - Class C (a)	12,842	508,800
Lions Gate Entertainment Corp. - Class A (a) (b)	20,369	179,858
Lions Gate Entertainment Corp. - Class B (a)	39,080	326,318
Madison Square Garden Entertainment Corp. (a)	14,606	491,054
Marcus Corp. (The)	8,228	122,021
Playstudios, Inc. (a) (b)	28,794	141,379
Reservoir Media, Inc. (a)	7,925	47,708
Sphere Entertainment Co. (a) (b)	9,098	249,194
Vivid Seats, Inc. - Class A (a)	9,790	77,537

		3,183,003

Financial Services—2.0%
A-Mark Precious Metals, Inc.	6,654	249,093
Acacia Research Corp. (a) (b)	12,842	53,423
Alerus Financial Corp. (b)	6,186	111,224
AvidXchange Holdings, Inc. (a)	50,990	529,276
Banco Latinoamericano de Comercio Exterior S.A.	9,691	213,784
Cannae Holdings, Inc. (a) (b)	23,433	473,581
Cantaloupe, Inc. (a)	19,393	154,368
Cass Information Systems, Inc.	4,551	176,488
Compass Diversified Holdings	20,864	452,540
Enact Holdings, Inc. (b)	10,654	267,735
Essent Group, Ltd.	35,218	1,648,202
EVERTEC, Inc.	21,949	808,382
Federal Agricultural Mortgage Corp. - Class C	3,118	448,181
Flywire Corp. (a)	32,328	1,003,461
I3 Verticals, Inc. - Class A (a)	7,082	161,895
International Money Express, Inc. (a) (b)	11,455	280,991
Jackson Financial, Inc. - Class A	27,422	839,387
Marqeta, Inc. - Class A (a)	165,082	803,949
Merchants Bancorp	5,967	152,636
Mr Cooper Group, Inc. (a)	22,376	1,133,121
NewtekOne, Inc. (b)	8,049	127,979
NMI Holdings, Inc. - Class A (a)	27,709	715,446
Ocwen Financial Corp. (a) (b)	2,204	66,054
Pagseguro Digital, Ltd. - Class A (a)	66,936	631,876
Payoneer Global, Inc. (a)	89,672	431,322
Paysafe, Ltd. (a) (b)	9,881	99,699
PennyMac Financial Services, Inc. (b)	8,464	595,104
Radian Group, Inc.	53,096	1,342,267
Remitly Global, Inc. (a) (b)	28,485	536,088
Repay Holdings Corp. (a)	30,117	235,816
StoneCo, Ltd. - Class A (a)	97,618	1,243,653
Walker & Dunlop, Inc.	10,685	845,077
Waterstone Financial, Inc.	5,854	84,825

		16,916,923

Food Products—1.1%
Alico, Inc.	2,158	54,943
B&G Foods, Inc.	23,543	327,718
Benson Hill, Inc. (a)	62,163	80,812
Beyond Meat, Inc. (a) (b)	20,671	268,310
BRC, Inc. - Class A (a) (b)	10,280	53,045

Food Products—(Continued)
Cal-Maine Foods, Inc. (b)	12,683	570,735
Calavo Growers, Inc. (b)	5,820	168,896
Dole plc	24,276	328,211
Fresh Del Monte Produce, Inc.	11,441	294,148
Hain Celestial Group, Inc. (The) (a)	30,259	378,540
Hostess Brands, Inc. (a)	45,027	1,140,084
J & J Snack Foods Corp.	4,986	789,583
John B Sanfilippo & Son, Inc.	3,011	353,100
Lancaster Colony Corp.	6,596	1,326,390
Limoneira Co.	5,916	92,053
Mission Produce, Inc. (a) (b)	15,099	183,000
Seneca Foods Corp. - Class A (a)	1,733	56,634
Simply Good Foods Co. (The) (a) (b)	29,956	1,096,090
Sovos Brands, Inc. (a)	14,185	277,459
SunOpta, Inc. (a)	34,321	229,607
TreeHouse Foods, Inc. (a)	17,110	862,002
UTZ Brands, Inc. (b)	24,385	398,939
Vital Farms, Inc. (a)	9,557	114,588
Westrock Coffee Co. (a) (b)	9,879	107,385

		9,552,272

Gas Utilities—1.0%
Brookfield Infrastructure Corp. - Class A	32,716	1,491,195
Chesapeake Utilities Corp.	5,971	710,549
New Jersey Resources Corp. (b)	32,290	1,524,088
Northwest Natural Holding Co.	12,039	518,279
ONE Gas, Inc. (b)	18,506	1,421,446
RGC Resources, Inc.	2,683	53,741
Southwest Gas Holdings, Inc.	20,712	1,318,319
Spire, Inc.	17,280	1,096,243

		8,133,860

Ground Transportation—0.5%
ArcBest Corp.	7,998	790,202
Covenant Logistics Group, Inc.	3,144	137,801
Daseke, Inc. (a)	13,563	96,704
FTAI Infrastructure, Inc.	34,332	126,685
Heartland Express, Inc.	15,734	258,195
Marten Transport, Ltd.	19,045	409,467
PAM Transportation Services, Inc. (a)	2,312	61,892
RXO, Inc. (a)	39,143	887,372
TuSimple Holdings, Inc. - Class A (a)	51,959	86,252
U.S. Xpress Enterprises, Inc. - Class A (a)	10,440	64,102
Universal Logistics Holdings, Inc.	2,513	72,400
Werner Enterprises, Inc.	20,993	927,471

		3,918,543

Health Care Equipment & Supplies—3.4%
Accuray, Inc. (a) (b)	31,442	121,681
Alphatec Holdings, Inc. (a)	25,663	461,421
AngioDynamics, Inc. (a)	12,161	126,839
Artivion, Inc. (a) (b)	12,730	218,829
AtriCure, Inc. (a)	15,592	769,621
Atrion Corp.	495	280,021
Avanos Medical, Inc. (a)	15,903	406,481

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Equipment & Supplies—(Continued)
AxoGen, Inc. (a) (b)	14,840	$135,489
Axonics, Inc. (a)	16,781	846,937
Beyond Air, Inc. (a) (b)	8,712	37,113
Butterfly Network, Inc. (a)	48,574	111,720
Cerus Corp. (a) (b)	58,541	144,011
ClearPoint Neuro, Inc. (a)	7,794	56,429
CONMED Corp. (b)	10,280	1,396,949
Cutera, Inc. (a) (b)	5,219	78,963
CVRx, Inc. (a)	4,000	61,760
Embecta Corp.	19,687	425,239
Figs, Inc. - Class A (a)	44,317	366,502
Glaukos Corp. (a)	15,717	1,119,208
Haemonetics Corp. (a)	17,072	1,453,510
Inari Medical, Inc. (a)	17,379	1,010,415
Inmode, Ltd. (a) (b)	26,069	973,677
Inogen, Inc. (a)	7,987	92,250
Integer Holdings Corp. (a)	10,999	974,621
iRadimed Corp.	2,491	118,920
iRhythm Technologies, Inc. (a)	10,140	1,057,805
KORU Medical Systems, Inc. (a)	11,899	41,052
Lantheus Holdings, Inc. (a)	22,726	1,907,166
LeMaitre Vascular, Inc.	6,627	445,865
LivaNova plc (a)	18,448	948,781
Merit Medical Systems, Inc. (a)	19,064	1,594,513
Nano-X Imaging, Ltd. (a)	15,150	234,673
Neogen Corp. (a)	73,130	1,590,577
Nevro Corp. (a)	12,102	307,633
NuVasive, Inc. (a) (c)	18,016	749,285
Omnicell, Inc. (a) (b)	14,912	1,098,567
OraSure Technologies, Inc. (a)	28,635	143,461
Orthofix Medical, Inc. (a)	12,079	218,147
OrthoPediatrics Corp. (a) (b)	5,617	246,305
Outset Medical, Inc. (a)	16,994	371,659
Paragon 28, Inc. (a)	16,207	287,512
PROCEPT BioRobotics Corp. (a) (b)	12,208	431,553
Pulmonx Corp. (a)	12,235	160,401
RxSight, Inc. (a)	9,234	265,939
Sanara Medtech, Inc. (a) (b)	1,366	54,777
Semler Scientific, Inc. (a)	1,835	48,150
SI-BONE, Inc. (a)	12,210	329,426
Sight Sciences, Inc. (a) (b)	7,858	65,064
Silk Road Medical, Inc. (a) (b)	12,651	411,031
STAAR Surgical Co. (a)	16,470	865,828
SurModics, Inc. (a) (b)	4,747	148,629
Tactile Systems Technology, Inc. (a) (b)	7,825	195,077
Tela Bio, Inc. (a) (b)	5,385	54,550
TransMedics Group, Inc. (a) (b)	10,461	878,515
Treace Medical Concepts, Inc. (a)	15,308	391,579
UFP Technologies, Inc. (a) (b)	2,379	461,169
Utah Medical Products, Inc.	1,293	120,508
Varex Imaging Corp. (a) (b)	12,322	290,429
Vicarious Surgical, Inc. (a)	21,531	39,402
Zimvie, Inc. (a)	7,676	86,201
Zynex, Inc. (a) (b)	7,718	74,016

		28,403,851

Health Care Providers & Services—2.6%
23andMe Holding Co. - Class A (a) (b)	89,589	156,781
Accolade, Inc. (a)	22,370	301,324
AdaptHealth Corp. (a) (b)	24,358	296,437
Addus HomeCare Corp. (a) (b)	5,248	486,490
Agiliti, Inc. (a) (b)	9,835	162,277
Alignment Healthcare, Inc. (a)	27,227	156,555
AMN Healthcare Services, Inc. (a)	13,608	1,484,905
Apollo Medical Holdings, Inc. (a) (b)	14,378	454,345
Brookdale Senior Living, Inc. (a)	63,084	266,214
Cano Health, Inc. (a) (b)	82,933	115,277
CareMax, Inc. (a) (b)	22,526	70,056
Castle Biosciences, Inc. (a)	7,804	107,071
Community Health Systems, Inc. (a)	45,180	198,792
Corvel Corp. (a)	2,945	569,857
Cross Country Healthcare, Inc. (a)	10,985	308,459
DocGo, Inc. (a)	28,630	268,263
Enhabit, Inc. (a)	17,210	197,915
Ensign Group, Inc. (The)	18,227	1,739,949
Fulgent Genetics, Inc. (a)	7,417	274,651
Guardant Health, Inc. (a)	37,275	1,334,445
HealthEquity, Inc. (a)	28,184	1,779,538
Hims & Hers Health, Inc. (a)	43,355	407,537
InfuSystem Holdings, Inc. (a)	6,159	59,311
Innovage Holding Corp. (a)	6,916	51,870
Invitae Corp. (a)	83,096	93,898
Joint Corp. (The) (a) (b)	5,088	68,688
Lifestance Health Group, Inc. (a)	36,004	328,717
ModivCare, Inc. (a)	4,229	191,193
National HealthCare Corp.	4,199	259,582
National Research Corp.	4,600	200,146
NeoGenomics, Inc. (a)	42,888	689,210
Opko Health, Inc. (a)	136,839	296,941
Option Care Health, Inc. (a) (b)	56,818	1,846,017
Owens & Minor, Inc. (a)	24,268	462,063
P3 Health Partners, Inc. (a)	14,278	42,691
Patterson Cos., Inc.	29,387	977,412
Pediatrix Medical Group, Inc. (a)	28,941	411,252
Pennant Group Inc. (The) (a)	11,360	139,501
PetIQ, Inc. (a)	9,493	144,009
Privia Health Group, Inc. (a)	22,832	596,144
Progyny, Inc. (a)	26,342	1,036,294
Quipt Home Medical Corp. (a)	14,235	76,015
RadNet, Inc. (a)	16,412	535,359
Select Medical Holdings Corp.	35,092	1,118,031
Surgery Partners, Inc. (a) (b)	22,643	1,018,709
U.S. Physical Therapy, Inc.	4,409	535,208
Viemed Healthcare, Inc. (a)	11,513	112,597

		22,427,996

Health Care REITs—0.6%
CareTrust REIT, Inc.	33,166	658,677
Community Healthcare Trust, Inc. (b)	8,030	265,151
Diversified Healthcare Trust	80,864	181,944
Global Medical REIT, Inc. (b)	21,232	193,848
LTC Properties, Inc. (b)	13,796	455,544
National Health Investors, Inc.	14,087	738,440

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care REITs—(Continued)
Physicians Realty Trust (b)	79,908	$1,117,913
Sabra Health Care REIT, Inc.	76,355	898,698
Universal Health Realty Income Trust (b)	4,263	202,834

		4,713,049

Health Care Technology—0.6%
American Well Corp. - Class A (a)	84,042	176,488
Computer Programs & Systems, Inc. (a)	4,524	111,698
Definitive Healthcare Corp. (a)	15,540	170,940
Evolent Health, Inc. - Class A (a) (b)	36,933	1,119,070
Health Catalyst, Inc. (a)	17,486	218,575
HealthStream, Inc.	9,080	223,005
Multiplan Corp. (a)	134,034	282,812
NextGen Healthcare, Inc. (a)	18,311	297,004
OptimizeRx Corp. (a)	5,787	82,696
Phreesia, Inc. (a)	17,014	527,604
Schrodinger, Inc. (a) (b)	18,164	906,747
Sharecare, Inc. (a)	103,262	180,708
Simulations Plus, Inc. (b)	5,451	236,192
Veradigm, Inc. (a)	38,376	483,538

		5,017,077

Hotel & Resort REITs—0.8%
Apple Hospitality REIT, Inc.	73,539	1,111,174
Braemar Hotels & Resorts, Inc.	21,960	88,279
Chatham Lodging Trust	16,628	155,638
DiamondRock Hospitality Co.	70,693	566,251
Hersha Hospitality Trust - Class A	10,753	65,486
Pebblebrook Hotel Trust	40,264	561,280
RLJ Lodging Trust	53,050	544,824
Ryman Hospitality Properties, Inc.	19,431	1,805,529
Service Properties Trust	55,359	481,070
Summit Hotel Properties, Inc.	35,386	230,363
Sunstone Hotel Investors, Inc.	70,253	710,960
Xenia Hotels & Resorts, Inc.	37,927	466,881

		6,787,735

Hotels, Restaurants & Leisure—2.3%
Accel Entertainment, Inc. (a)	19,825	209,352
Bally’s Corp. (a)	8,988	139,853
Biglari Holdings, Inc. - Class B (a)	261	51,454
BJ’s Restaurants, Inc. (a)	7,697	244,765
Bloomin’ Brands, Inc.	29,104	782,607
Bluegreen Vacations Holding Corp.	3,848	137,181
Bowlero Corp. (a) (b)	10,517	122,418
Brinker International, Inc. (a)	14,683	537,398
Carrols Restaurant Group, Inc. (a)	12,485	62,924
Century Casinos, Inc. (a) (b)	9,899	70,283
Cheesecake Factory, Inc. (The) (b)	16,444	568,634
Chuy’s Holdings, Inc. (a)	6,087	248,471
Cracker Barrel Old Country Store, Inc. (b)	7,474	696,427
Dave & Buster’s Entertainment, Inc. (a)	14,842	661,359
Denny’s Corp. (a)	18,929	233,205
Dine Brands Global, Inc.	5,258	305,122
El Pollo Loco Holdings, Inc.	9,682	84,911

Hotels, Restaurants & Leisure—(Continued)
Everi Holdings, Inc. (a)	28,749	415,711
Fiesta Restaurant Group, Inc. (a) (b)	6,034	47,910
First Watch Restaurant Group, Inc. (a) (b)	5,557	93,913
Full House Resorts, Inc. (a)	11,840	79,328
Global Business Travel Group I (a)	11,339	81,981
Golden Entertainment, Inc. (a)	7,102	296,864
Hilton Grand Vacations, Inc. (a)	27,300	1,240,512
Inspired Entertainment, Inc. (a)	7,791	114,606
International Game Technology plc (b)	36,432	1,161,816
Jack in the Box, Inc.	7,171	699,388
Krispy Kreme, Inc.	29,632	436,479
Kura Sushi USA, Inc. - Class A (a)	1,965	182,647
Life Time Group Holdings, Inc. (a) (b)	15,138	297,764
Light & Wonder, Inc. (a)	30,631	2,106,188
Lindblad Expeditions Holdings, Inc. (a)	10,934	118,962
Monarch Casino & Resort, Inc. (b)	4,396	309,698
Mondee Holdings, Inc. (a) (b)	15,659	139,522
Nathan’s Famous, Inc. (b)	956	75,084
Noodles & Co. (a) (b)	14,229	48,094
ONE Group Hospitality, Inc. (the) (a) (b)	7,883	57,704
Papa John’s International, Inc.	11,716	864,992
PlayAGS, Inc. (a)	12,538	70,840
Portillo’s, Inc. - Class A (a) (b)	14,432	325,153
Potbelly Corp. (a)	8,856	77,756
RCI Hospitality Holdings, Inc.	2,918	221,739
Red Robin Gourmet Burgers, Inc. (a)	5,385	74,475
Red Rock Resorts, Inc. - Class A	15,880	742,866
Rush Street Interactive, Inc. (a)	21,900	68,328
Sabre Corp. (a)	109,871	350,488
SeaWorld Entertainment, Inc. (a)	13,336	746,949
Shake Shack, Inc. - Class A (a) (b)	12,560	976,163
Six Flags Entertainment Corp. (a)	24,247	629,937
Super Group SGHC, Ltd. (a) (b)	46,750	135,575
Sweetgreen, Inc. - Class A (a)	32,761	419,996
Target Hospitality Corp. (a)	10,601	142,265
Xponential Fitness, Inc. - Class A (a)	8,434	145,486

		19,153,543

Household Durables—2.0%
Beazer Homes USA, Inc. (a)	9,220	260,834
Cavco Industries, Inc. (a)	2,935	865,825
Century Communities, Inc.	9,541	731,031
Cricut, Inc. - Class A	16,270	198,494
Dream Finders Homes, Inc. - Class A (a) (b)	8,135	200,040
Ethan Allen Interiors, Inc. (b)	7,632	215,833
GoPro, Inc. - Class A (a)	43,896	181,729
Green Brick Partners, Inc. (a)	8,847	502,510
Helen of Troy, Ltd. (a) (b)	8,022	866,536
Hooker Furnishings Corp.	3,731	69,620
Hovnanian Enterprises, Inc. - Class A (a)	1,523	151,097
Installed Building Products, Inc.	7,945	1,113,571
iRobot Corp. (a) (b)	8,888	402,182
KB Home	24,864	1,285,717
La-Z-Boy, Inc.	14,484	414,822
Legacy Housing Corp. (a) (b)	3,039	70,474
LGI Homes, Inc. (a)	6,929	934,653

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Household Durables—(Continued)
Lovesac Co. (The) (a) (b)	4,517	$121,733
M/I Homes, Inc. (a) (b)	9,009	785,495
MDC Holdings, Inc.	19,668	919,872
Meritage Homes Corp. (c)	12,250	1,742,808
Purple Innovation, Inc.	21,868	60,793
Skyline Champion Corp. (a)	18,238	1,193,677
Snap One Holdings Corp. (a)	5,851	68,164
Sonos, Inc. (a) (b)	41,381	675,752
Taylor Morrison Home Corp. (a)	35,301	1,721,630
Traeger, Inc. (a)	12,799	54,396
TRI Pointe Group, Inc. (a)	33,283	1,093,679
Vizio Holding Corp. - Class A (a)	24,137	162,925
VOXX International Corp. (a)	4,735	59,093
Vuzix Corp. (a) (b)	20,511	104,606

		17,229,591

Household Products—0.3%
Central Garden and Pet Co. (Voting Shares) (a)	3,370	130,655
Central Garden and Pet Co. (Non-Voting Shares) - Class A (a)	13,396	488,418
Energizer Holdings, Inc.	23,993	805,685
Oil-Dri Corp. of America	1,659	97,865
WD-40 Co.	4,496	848,170

		2,370,793

Independent Power and Renewable Electricity Producers—0.3%
Altus Power, Inc. (a)	22,201	119,885
Montauk Renewables, Inc. (a)	22,642	168,457
Ormat Technologies, Inc.	17,929	1,442,567
Sunnova Energy International, Inc. (a) (b)	33,397	611,499

		2,342,408

Industrial Conglomerates—0.0%
Brookfield Business Corp. - Class A	9,192	173,545

Industrial REITs—0.4%
Innovative Industrial Properties, Inc.	9,335	681,549
LXP Industrial Trust (b)	97,303	948,704
Plymouth Industrial REIT, Inc. (b)	14,464	332,961
Terreno Realty Corp.	27,441	1,649,204

		3,612,418

Insurance—1.6%
Ambac Financial Group, Inc. (a)	15,807	225,092
American Equity Investment Life Holding Co. (b)	26,105	1,360,332
AMERISAFE, Inc.	6,171	329,038
Argo Group International Holdings, Ltd.	10,670	315,939
BRP Group, Inc. - Class A (a)	20,510	508,238
CNO Financial Group, Inc.	38,653	914,916
Crawford & Co. - Class A	5,003	55,483
Donegal Group, Inc. - Class A	5,184	74,805
eHealth, Inc. (a) (b)	8,539	68,654
Employers Holdings, Inc.	9,556	357,490
Enstar Group, Ltd. (a)	4,006	978,425
F&G Annuities & Life, Inc.	6,468	160,277
Genworth Financial, Inc. - Class A (a)	163,703	818,515

Insurance—(Continued)
Goosehead Insurance, Inc. - Class A (a) (b)	7,250	455,952
Greenlight Capital Re, Ltd. - Class A (a)	8,929	94,067
HCI Group, Inc.	2,458	151,855
Hippo Holdings, Inc. (a)	3,503	57,905
Horace Mann Educators Corp.	13,726	407,113
Investors Title Co.	444	64,824
James River Group Holdings, Ltd.	13,003	237,435
Lemonade, Inc. (a) (b)	17,084	287,865
Maiden Holdings, Ltd. (a) (b)	31,157	65,430
MBIA, Inc. (a)	16,483	142,413
Mercury General Corp.	9,027	273,247
National Western Life Group, Inc. - Class A	725	301,281
Oscar Health, Inc. - Class A (a)	52,292	421,474
Palomar Holdings, Inc. (a)	7,992	463,856
ProAssurance Corp.	19,097	288,174
Safety Insurance Group, Inc.	4,806	344,686
Selective Insurance Group, Inc.	20,065	1,925,237
Selectquote, Inc. (a)	46,670	91,006
Siriuspoint, Ltd. (a)	31,163	281,402
Skyward Specialty Insurance Group, Inc. (a)	3,871	98,323
Stewart Information Services Corp.	9,296	382,437
Tiptree, Inc.	8,311	124,748
Trupanion, Inc. (a)	13,150	258,792
United Fire Group, Inc.	7,479	169,474
Universal Insurance Holdings, Inc.	8,746	134,951

		13,691,151

Interactive Media & Services—0.7%
Bumble, Inc. - Class A (a)	34,027	570,973
Cargurus, Inc. (a)	32,815	742,604
Cars.com, Inc. (a)	21,736	430,808
DHI Group, Inc. (a)	14,311	54,811
Eventbrite, Inc. - Class A (a) (b)	26,374	251,872
EverQuote, Inc. - Class A (a) (b)	6,835	44,428
FuboTV, Inc. (a) (b)	64,001	133,122
Grindr, Inc. (a) (b)	14,425	79,770
MediaAlpha, Inc. - Class A (a)	7,846	80,892
Nextdoor Holdings, Inc. (a)	50,177	163,577
Outbrain, Inc. (a)	14,324	70,474
QuinStreet, Inc. (a)	18,173	160,468
Shutterstock, Inc. (b)	7,975	388,143
TrueCar, Inc. (a)	29,851	67,463
Vimeo, Inc. (a)	49,749	204,966
Yelp, Inc. (a)	22,371	814,528
Ziff Davis, Inc. (a)	15,789	1,106,177
ZipRecruiter, Inc. - Class A (a)	24,978	443,609

		5,808,685

IT Services—0.5%
BigCommerce Holdings, Inc. Series 1 (a)	21,617	215,089
Brightcove, Inc. (a)	14,213	56,994
DigitalOcean Holdings, Inc. (a)	21,351	857,029
Fastly, Inc. - Class A (a)	39,783	627,378
Grid Dynamics Holdings, Inc. (a)	18,166	168,036
Hackett Group, Inc. (The) (b)	8,402	187,785
Information Services Group, Inc. (b)	11,846	63,495

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

IT Services—(Continued)
Perficient, Inc. (a)	11,525	$960,378
Rackspace Technology, Inc. (a)	26,757	72,779
Squarespace, Inc. - Class A (a) (b)	15,108	476,506
Thoughtworks Holding, Inc. (a) (b)	31,553	238,225
Tucows, Inc. - Class A (a)	3,376	93,650
Unisys Corp. (a)	23,162	92,185

		4,109,529

Leisure Products—0.4%
Acushnet Holdings Corp.	10,476	572,828
AMMO, Inc. (a) (b)	33,699	71,779
Clarus Corp.	9,026	82,498
Escalade, Inc.	3,400	45,390
Funko, Inc. - Class A (a)	11,731	126,929
JAKKS Pacific, Inc. (a)	2,462	49,166
Johnson Outdoors, Inc. - Class A	1,720	105,694
Latham Group, Inc. (a)	16,213	60,150
Malibu Boats, Inc. - Class A (a)	6,721	394,254
Marine Products Corp.	2,874	48,456
MasterCraft Boat Holdings, Inc. (a) (b)	5,986	183,471
Smith & Wesson Brands, Inc.	15,475	201,794
Sturm Ruger & Co., Inc.	6,188	327,716
Topgolf Callaway Brands Corp. (a)	48,290	958,556
Vista Outdoor, Inc. (a)	18,573	513,915

		3,742,596

Life Sciences Tools & Services—0.4%
Adaptive Biotechnologies Corp. (a)	37,677	252,813
Akoya Biosciences, Inc. (a)	6,387	47,200
BioLife Solutions, Inc. (a) (b)	11,463	253,332
Codexis, Inc. (a)	22,591	63,255
CryoPort, Inc. (a) (b)	14,998	258,716
Cytek Biosciences, Inc. (a)	39,465	337,031
Harvard Bioscience, Inc. (a) (b)	13,230	72,633
MaxCyte, Inc. (a) (b)	27,656	126,941
Mesa Laboratories, Inc.	1,730	222,305
NanoString Technologies, Inc. (a)	15,548	62,969
Nautilus Biotechnology, Inc. (a)	17,836	69,025
OmniAb, Inc. (a) (b)	32,073	161,327
Pacific Biosciences of California, Inc. (a)	83,438	1,109,725
Quanterix Corp. (a)	11,230	253,237
Quantum-Si, Inc. (a)	34,740	62,185
Seer, Inc. (a)	18,742	80,028
SomaLogic, Inc. (a)	54,664	126,274

		3,558,996

Machinery—3.6%
3D Systems Corp. (a)	42,023	417,288
Alamo Group, Inc.	3,307	608,190
Albany International Corp. - Class A	10,575	986,436
Astec Industries, Inc.	7,396	336,074
Barnes Group, Inc.	16,460	694,448
Blue Bird Corp. (a)	5,919	133,059
Chart Industries, Inc. (a) (b)	14,122	2,256,554
CIRCOR International, Inc. (a)	6,280	354,506

Machinery—(Continued)
Columbus McKinnon Corp.	9,111	370,362
Commercial Vehicle Group, Inc. (a)	10,810	119,991
Desktop Metal, Inc. - Class A (a)	95,970	169,867
Douglas Dynamics, Inc.	7,665	229,030
Energy Recovery, Inc. (a)	18,812	525,795
Enerpac Tool Group Corp.	18,679	504,333
EnPro Industries, Inc.	7,028	938,449
ESCO Technologies, Inc.	8,454	876,088
Federal Signal Corp.	20,069	1,285,018
Franklin Electric Co., Inc.	15,410	1,585,689
Gencor Industries, Inc. (a)	3,563	55,512
Gorman-Rupp Co. (The)	7,300	210,459
Greenbrier Cos., Inc. (The)	10,684	460,480
Helios Technologies, Inc.	11,222	741,662
Hillenbrand, Inc.	23,410	1,200,465
Hillman Solutions Corp. (a) (b)	58,297	525,256
Hyliion Holdings Corp. (a)	44,983	75,122
Hyster-Yale Materials Handling, Inc.	3,777	210,908
John Bean Technologies Corp. (b)	10,810	1,311,253
Kadant, Inc.	3,991	886,401
Kennametal, Inc.	27,095	769,227
Lindsay Corp. (b)	3,673	438,336
Luxfer Holdings plc	10,353	147,323
Manitowoc Co., Inc. (The) (a)	11,674	219,822
Mayville Engineering Co., Inc. (a)	3,733	46,513
Microvast Holdings, Inc. (a)	31,518	50,429
Miller Industries, Inc.	3,305	117,228
Mueller Industries, Inc.	18,862	1,646,275
Mueller Water Products, Inc. - Class A	52,474	851,653
Nikola Corp. (a) (b)	201,748	278,412
Omega Flex, Inc. (b)	1,112	115,403
Park-Ohio Holdings Corp.	2,839	53,941
Proterra, Inc. (a)	77,515	93,018
Proto Labs, Inc. (a)	8,980	313,941
REV Group, Inc.	10,161	134,735
Shyft Group, Inc. (The)	10,757	237,300
SPX Technologies, Inc. (a)	14,614	1,241,752
Standex International Corp.	4,024	569,275
Tennant Co.	5,981	485,119
Terex Corp.	22,471	1,344,440
Titan International, Inc. (a)	18,172	208,615
Trinity Industries, Inc.	27,337	702,834
Velo3D, Inc. (a) (b)	22,076	47,684
Wabash National Corp.	15,639	400,984
Watts Water Technologies, Inc. - Class A	9,132	1,677,822
Xylem, Inc.	1	113

		30,260,889

Marine Transportation—0.3%
Costamare, Inc.	18,240	176,381
Eagle Bulk Shipping, Inc.	4,537	217,958
Eneti, Inc.	8,218	99,520
Genco Shipping & Trading, Ltd. (b)	14,141	198,398
Golden Ocean Group, Ltd.	41,330	312,042
Himalaya Shipping, Ltd. (a) (b)	9,890	54,988
Matson, Inc.	11,952	929,029

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Marine Transportation—(Continued)
Pangaea Logistics Solutions, Ltd.	12,273	$83,088
Safe Bulkers, Inc.	24,109	78,595

		2,149,999

Media—0.7%
Advantage Solutions, Inc. (a)	30,961	72,449
AMC Networks, Inc. - Class A (a)	10,133	121,089
Boston Omaha Corp. - Class A (a)	7,716	145,215
Cardlytics, Inc. (a)	11,459	72,421
Clear Channel Outdoor Holdings, Inc. (a)	126,088	172,741
Daily Journal Corp. (a)	413	119,473
Entravision Communications Corp. - Class A	20,365	89,402
EW Scripps Co. (The) - Class A (a)	19,856	181,682
Gannett Co., Inc. (a)	49,514	111,407
Gray Television, Inc.	25,540	201,255
iHeartMedia, Inc. - Class A (a)	39,947	145,407
Integral Ad Science Holding Corp. (a)	12,716	228,634
John Wiley & Sons, Inc. - Class A (b)	14,809	503,950
Magnite, Inc. (a)	44,965	613,772
PubMatic, Inc. - Class A (a)	14,669	268,149
Quotient Technology, Inc. (a)	31,186	119,754
Scholastic Corp.	9,313	362,183
Sinclair, Inc. (b)	12,733	175,970
Stagwell, Inc. (a)	36,390	262,372
TechTarget, Inc. (a)	9,094	283,096
TEGNA, Inc.	75,982	1,233,948
Thryv Holdings, Inc. (a)	10,544	259,382
Townsquare Media, Inc. - Class A (b)	3,990	47,521
WideOpenWest, Inc. (a)	18,090	152,680

		5,943,952

Metals & Mining—1.7%
5E Advanced Materials, Inc. (a)	11,608	38,074
Alpha Metallurgical Resources, Inc.	4,350	714,966
Arconic Corp. (a)	32,874	972,413
ATI, Inc. (a) (b)	43,250	1,912,947
Caledonia Mining Corp. plc (b)	5,546	64,445
Carpenter Technology Corp.	16,114	904,479
Century Aluminum Co. (a) (b)	17,836	155,530
Coeur Mining, Inc. (a)	107,322	304,794
Commercial Metals Co.	39,392	2,074,383
Compass Minerals International, Inc.	11,864	403,376
Constellium SE (a)	42,559	732,015
Dakota Gold Corp. (a) (b)	19,923	58,175
Haynes International, Inc.	4,204	213,647
Hecla Mining Co. (b)	201,477	1,037,607
i-80 Gold Corp. (a)	66,566	149,774
Ivanhoe Electric, Inc. (a) (b)	18,979	247,486
Kaiser Aluminum Corp.	5,296	379,405
Materion Corp.	6,859	783,298
Novagold Resources, Inc. (a)	80,560	321,434
Olympic Steel, Inc.	3,243	158,907
Perpetua Resources Corp. (a)	13,701	50,283
Piedmont Lithium, Inc. (a)	6,114	352,839
Ramaco Resources, Inc. - Class A (b)	7,675	64,777
Ramaco Resources, Inc. - Class B (a) (b)	1,534	16,276

Metals & Mining—(Continued)
Ryerson Holding Corp. (b)	7,566	328,213
Schnitzer Steel Industries, Inc. - Class A	8,757	262,622
SunCoke Energy, Inc.	29,072	228,797
TimkenSteel Corp. (a)	14,154	305,302
Tredegar Corp.	7,835	52,259
Warrior Met Coal, Inc.	17,236	671,342
Worthington Industries, Inc.	10,605	736,729

		14,696,594

Mortgage Real Estate Investment Trusts—1.2%
AFC Gamma, Inc.	5,786	72,036
Apollo Commercial Real Estate Finance, Inc. (b)	46,637	527,931
Arbor Realty Trust, Inc.	60,290	893,498
Ares Commercial Real Estate Corp. (b)	17,797	180,639
ARMOUR Residential REIT, Inc. (b)	66,062	352,110
Blackstone Mortgage Trust, Inc. - Class A	58,537	1,218,155
BrightSpire Capital, Inc. (b)	43,419	292,210
Chicago Atlantic Real Estate Finance, Inc.	5,740	86,961
Chimera Investment Corp.	78,436	452,576
Claros Mortgage Trust, Inc. (b)	31,509	357,312
Dynex Capital, Inc. (b)	17,851	224,744
Ellington Financial, Inc.	21,439	295,858
Franklin BSP Realty Trust, Inc.	29,093	411,957
Granite Point Mortgage Trust, Inc.	17,729	93,964
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	34,746	868,650
Invesco Mortgage Capital, Inc. (b)	14,200	162,874
KKR Real Estate Finance Trust, Inc.	19,694	239,676
Ladder Capital Corp.	39,172	425,016
MFA Financial, Inc.	33,634	378,046
New York Mortgage Trust, Inc.	29,554	293,176
Orchid Island Capital, Inc. (b)	12,097	125,204
PennyMac Mortgage Investment Trust	29,854	402,432
Ready Capital Corp. (b)	53,836	607,270
Redwood Trust, Inc.	38,280	243,844
TPG RE Finance Trust, Inc.	20,840	154,424
Two Harbors Investment Corp.	32,684	453,654

		9,814,217

Multi-Utilities—0.4%
Avista Corp.	24,867	976,527
Black Hills Corp.	22,343	1,346,389
NorthWestern Corp.	20,178	1,145,303
Unitil Corp.	5,057	256,441

		3,724,660

Office REITs—0.7%
Brandywine Realty Trust	57,362	266,733
City Office REIT, Inc.	10,797	60,139
Corporate Office Properties Trust	37,541	891,599
Douglas Emmett, Inc.	57,132	718,149
Easterly Government Properties, Inc.	30,700	445,150
Equity Commonwealth	35,341	716,009
Hudson Pacific Properties, Inc. (b)	46,635	196,800
JBG SMITH Properties (b)	37,591	565,369
Office Properties Income Trust	16,817	129,491

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Office REITs—(Continued)
Orion Office REIT, Inc.	20,172	$133,337
Paramount Group, Inc.	63,271	280,290
Peakstone Realty Trust	9,433	263,369
Piedmont Office Realty Trust, Inc. - Class A	41,047	298,412
Postal Realty Trust, Inc. - Class A (b)	5,867	86,304
SL Green Realty Corp. (b)	22,140	665,307

		5,716,458

Oil, Gas & Consumable Fuels—4.2%
Amplify Energy Corp. (a) (b)	12,277	83,115
Arch Resources, Inc.	6,141	692,459
Ardmore Shipping Corp.	13,795	170,368
Berry Corp.	25,676	176,651
California Resources Corp.	24,171	1,094,705
Callon Petroleum Co. (a) (b)	20,557	720,934
Centrus Energy Corp. - Class A (a) (b)	4,135	134,636
Chord Energy Corp.	14,046	2,160,275
Civitas Resources, Inc.	23,224	1,611,049
Clean Energy Fuels Corp. (a)	54,120	268,435
CNX Resources Corp. (a)	54,230	960,956
Comstock Resources, Inc. (b)	30,914	358,602
CONSOL Energy, Inc.	11,564	784,155
Crescent Energy Co. - Class A (b)	12,363	128,822
CVR Energy, Inc. (b)	10,082	302,057
Delek U.S. Holdings, Inc. (b)	22,029	527,595
Denbury, Inc. (a)	16,847	1,453,222
DHT Holdings, Inc.	46,057	392,866
Dorian LPG, Ltd. (b)	11,086	284,356
Earthstone Energy, Inc. - Class A (a) (b)	19,197	274,325
Encore Energy Corp. (a)	49,010	118,114
Energy Fuels, Inc. (a)	52,621	328,355
Enviva, Inc.	10,844	117,657
Equitrans Midstream Corp.	146,512	1,400,655
Evolution Petroleum Corp.	10,655	85,986
Excelerate Energy, Inc. - Class A	6,800	138,244
Flex LNG, Ltd.	10,006	305,483
Gevo, Inc. (a) (b)	66,406	100,937
Golar LNG, Ltd.	34,450	694,856
Granite Ridge Resources, Inc.	9,296	61,632
Green Plains, Inc. (a) (b)	19,518	629,260
Gulfport Energy Corp. (a)	3,405	357,763
Hallador Energy Co. (a)	7,729	66,238
HighPeak Energy, Inc. (b)	2,697	29,343
International Seaways, Inc.	13,630	521,211
Kinetik Holdings, Inc.	5,614	197,276
Kosmos Energy, Ltd. (a) (b)	151,784	909,186
Magnolia Oil & Gas Corp. - Class A (b)	61,503	1,285,413
Matador Resources Co. (b)	37,921	1,984,027
Murphy Oil Corp.	49,464	1,894,471
NACCO Industries, Inc. - Class A	1,389	48,143
NextDecade Corp. (a) (b)	11,051	90,729
Nordic American Tankers, Ltd.	69,042	253,384
Northern Oil and Gas, Inc. (b)	25,208	865,139
Overseas Shipholding Group, Inc. - Class A (a)	19,448	81,098
Par Pacific Holdings, Inc. (a)	18,554	493,722
PBF Energy, Inc. - Class A	38,830	1,589,700

Oil, Gas & Consumable Fuels—(Continued)
Peabody Energy Corp. (b)	41,808	905,561
Permian Resources Corp. (b)	85,287	934,745
REX American Resources Corp. (a)	5,256	182,961
Riley Exploration Permian, Inc.	3,073	109,768
Ring Energy, Inc. (a)	31,938	54,614
SandRidge Energy, Inc.	10,783	164,441
Scorpio Tankers, Inc.	17,673	834,696
SFL Corp., Ltd.	39,560	369,095
SilverBow Resources, Inc. (a) (b)	5,950	173,264
Sitio Royalties Corp. - Class A (b)	27,084	711,497
SM Energy Co.	40,067	1,267,319
Talos Energy, Inc. (a)	37,534	520,597
Teekay Corp. (a)	23,214	140,213
Teekay Tankers, Ltd. - Class A	8,028	306,910
Tellurian, Inc. (a) (b)	171,884	242,356
Uranium Energy Corp. (a) (b)	123,489	419,863
VAALCO Energy, Inc. (b)	36,276	136,398
Vertex Energy, Inc. (a) (b)	22,715	141,969
Vital Energy, Inc. (a)	5,753	259,748
Vitesse Energy, Inc. (b)	8,582	192,237
W&T Offshore, Inc. (a) (b)	33,128	128,205
World Fuel Services Corp.	21,674	448,218

		35,872,280

Paper & Forest Products—0.1%
Clearwater Paper Corp. (a)	5,381	168,533
Glatfelter Corp.	15,112	45,638
Sylvamo Corp.	12,273	496,443

		710,614

Passenger Airlines—0.5%
Allegiant Travel Co. (a)	5,412	683,427
Blade Air Mobility, Inc. (a)	20,915	82,405
Frontier Group Holdings, Inc. (a) (b)	14,756	142,690
Hawaiian Holdings, Inc. (a)	17,125	184,436
JetBlue Airways Corp. (a)	110,917	982,725
Joby Aviation, Inc. (a) (b)	94,014	964,584
SkyWest, Inc. (a)	16,673	678,925
Spirit Airlines, Inc.	36,644	628,811
Sun Country Airlines Holdings, Inc. (a)	12,318	276,909

		4,624,912

Personal Care Products—0.8%
Beauty Health Co. (The) (a)	30,052	251,535
BellRing Brands, Inc. (a)	44,471	1,627,639
Edgewell Personal Care Co.	17,393	718,505
elf Beauty, Inc. (a)	16,842	1,923,862
Herbalife, Ltd. (a)	33,308	440,998
Inter Parfums, Inc.	6,203	838,832
Medifast, Inc.	3,603	332,052
Nature’s Sunshine Products, Inc. (a)	4,578	62,490
Nu Skin Enterprises, Inc. - Class A	16,591	550,821
USANA Health Sciences, Inc. (a)	3,693	232,807
Waldencast plc - Class A (a) (b)	7,146	55,238

		7,034,779

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Pharmaceuticals—1.9%
Aclaris Therapeutics, Inc. (a)	21,806	$226,128
Amneal Pharmaceuticals, Inc. (a)	41,091	127,382
Amphastar Pharmaceuticals, Inc. (a)	13,014	747,915
Amylyx Pharmaceuticals, Inc. (a) (b)	17,183	370,637
ANI Pharmaceuticals, Inc. (a) (b)	4,311	232,061
Arvinas, Inc. (a)	16,311	404,839
Assertio Holdings, Inc. (a)	18,613	100,882
Atea Pharmaceuticals, Inc. (a)	32,816	122,732
Axsome Therapeutics, Inc. (a) (b)	10,909	783,921
Cara Therapeutics, Inc. (a)	11,583	32,780
Cassava Sciences, Inc. (a) (b)	12,781	313,390
Citius Pharmaceuticals, Inc. (a) (b)	44,360	53,232
Collegium Pharmaceutical, Inc. (a)	11,356	244,040
Corcept Therapeutics, Inc. (a) (b)	26,919	598,948
CorMedix, Inc. (a) (b)	15,077	59,780
Cymabay Therapeutics, Inc. (a)	32,948	360,781
DICE Therapeutics, Inc. (a)	13,066	607,046
Edgewise Therapeutics, Inc. (a) (b)	15,027	116,459
Enliven Therapeutics, Inc. (a) (b)	7,852	160,259
Evolus, Inc. (a)	12,622	91,762
EyePoint Pharmaceuticals, Inc. (a)	8,887	77,317
Harmony Biosciences Holdings, Inc. (a) (b)	11,160	392,720
Harrow Health, Inc. (a)	8,750	166,600
Ikena Oncology, Inc. (a)	7,709	50,571
Innoviva, Inc. (a)	21,386	272,244
Intra-Cellular Therapies, Inc. (a)	31,401	1,988,311
Ligand Pharmaceuticals, Inc. (a) (b)	5,595	403,400
Liquidia Corp. (a)	16,545	129,878
Longboard Pharmaceuticals, Inc. (a)	5,681	41,699
Marinus Pharmaceuticals, Inc. (a) (b)	16,763	182,046
NGM Biopharmaceuticals, Inc. (a) (b)	14,828	38,405
Nuvation Bio, Inc. (a)	43,380	78,084
Ocular Therapeutix, Inc. (a) (b)	26,202	135,202
Omeros Corp. (a) (b)	20,522	111,640
Pacira BioSciences, Inc. (a)	15,246	610,907
Phathom Pharmaceuticals, Inc. (a)	7,762	111,152
Phibro Animal Health Corp. - Class A	6,746	92,420
Pliant Therapeutics, Inc. (a) (b)	18,963	343,610
Prestige Consumer Healthcare, Inc. (a)	16,788	997,711
Reata Pharmaceuticals, Inc. - Class A (a)	9,582	976,981
Revance Therapeutics, Inc. (a)	27,973	707,997
Scilex Holding Co. (a)	22,005	122,568
scPharmaceuticals, Inc. (a) (b)	9,746	99,312
SIGA Technologies, Inc.	18,339	92,612
Supernus Pharmaceuticals, Inc. (a)	16,728	502,844
Taro Pharmaceutical Industries, Ltd. (a)	2,758	104,611
Tarsus Pharmaceuticals, Inc. (a) (b)	8,121	146,747
Terns Pharmaceuticals, Inc. (a) (b)	14,700	128,625
Theravance Biopharma, Inc. (a)	21,852	226,168
Theseus Pharmaceuticals, Inc. (a)	6,628	61,839
Ventyx Biosciences, Inc. (a) (b)	15,800	518,240
Verrica Pharmaceuticals, Inc. (a) (b)	7,117	41,065
WAVE Life Sciences, Ltd. (a)	19,986	72,749
Xeris Biopharma Holdings, Inc. (a)	45,707	119,752
Zevra Therapeutics, Inc. (a)	11,744	59,894

		15,960,895

Professional Services—2.3%
Alight, Inc. - Class A (a)	133,905	1,237,282
ASGN, Inc. (a)	15,962	1,207,206
Asure Software, Inc. (a)	6,393	77,739
Barrett Business Services, Inc.	2,279	198,729
Blacksky Technology, Inc. (a) (b)	41,812	92,823
CBIZ, Inc. (a) (b)	16,340	870,595
Conduent, Inc. (a)	57,110	194,174
CRA International, Inc.	2,343	238,986
CSG Systems International, Inc.	10,433	550,236
ExlService Holdings, Inc. (a)	10,891	1,645,194
Exponent, Inc.	17,133	1,598,852
First Advantage Corp. (a)	17,889	275,670
FiscalNote Holdings, Inc. (a)	22,140	80,590
Forrester Research, Inc. (a)	3,344	97,277
Franklin Covey Co. (a)	3,849	168,124
Heidrick & Struggles International, Inc.	6,268	165,914
HireQuest, Inc.	1,813	47,192
HireRight Holdings Corp. (a)	5,408	61,164
Huron Consulting Group, Inc. (a)	6,424	545,462
IBEX Holdings, Ltd. (a) (b)	3,027	64,263
ICF International, Inc.	6,347	789,503
Innodata, Inc. (a)	8,488	96,169
Insperity, Inc.	12,214	1,452,977
Kelly Services, Inc. - Class A	11,083	195,172
Kforce, Inc.	6,564	411,300
Korn Ferry	17,703	877,007
LegalZoom.com, Inc (a)	33,809	408,413
Maximus, Inc.	20,406	1,724,511
Mistras Group, Inc. (a)	7,040	54,349
NV5 Global, Inc. (a) (b)	4,636	513,530
Planet Labs PBC (a) (b)	67,186	216,339
Red Violet, Inc. (a) (b)	3,327	68,436
Resources Connection, Inc.	11,231	176,439
Sterling Check Corp. (a)	7,763	95,174
TriNet Group, Inc. (a)	12,584	1,195,103
TrueBlue, Inc. (a)	10,956	194,031
TTEC Holdings, Inc.	6,343	214,647
Upwork, Inc. (a)	41,273	385,490
Verra Mobility Corp. (a) (b)	47,250	931,770
Willdan Group, Inc. (a)	4,570	87,561

		19,505,393

Real Estate Management & Development—0.7%
Anywhere Real Estate, Inc. (a)	34,390	229,725
Compass, Inc. - Class A (a)	101,376	354,816
Cushman & Wakefield plc (a) (b)	55,865	456,976
DigitalBridge Group, Inc.	55,617	818,126
Douglas Elliman, Inc.	28,808	63,953
eXp World Holdings, Inc. (b)	23,278	472,078
Forestar Group, Inc. (a)	6,983	157,467
FRP Holdings, Inc. (a)	2,285	131,547
Kennedy-Wilson Holdings, Inc.	39,493	644,921
Marcus & Millichap, Inc. (b)	8,728	275,019
Newmark Group, Inc. - Class A	44,390	276,106
Opendoor Technologies, Inc. (a) (b)	184,227	740,593
RE/MAX Holdings, Inc. - Class A	6,249	120,356

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Real Estate Management & Development—(Continued)
Redfin Corp. (a)	35,890	$445,754
RMR Group, Inc. (The) - Class A (b)	4,706	109,038
St. Joe Co. (The) (b)	11,618	561,614
Stratus Properties, Inc.	1,950	51,187
Tejon Ranch Co. (a) (b)	7,461	128,404

		6,037,680

Residential REITs—0.4%
Apartment Investment & Management Co. - Class A	49,916	425,284
BRT Apartments Corp.	3,996	79,121
Centerspace	5,179	317,783
Elme Communities	30,151	495,683
Independence Realty Trust, Inc.	75,182	1,369,816
NexPoint Residential Trust, Inc.	8,000	363,840
UMH Properties, Inc.	18,541	296,285
Veris Residential, Inc. (a)	26,617	427,203

		3,775,015

Retail REITs—1.2%
Acadia Realty Trust (b)	31,446	452,508
Alexander’s, Inc. (b)	759	139,550
CBL & Associates Properties, Inc.	9,399	207,154
Getty Realty Corp. (b)	15,075	509,837
InvenTrust Properties Corp.	23,184	536,478
Kite Realty Group Trust	73,131	1,633,747
Macerich Co. (The)	71,062	800,869
Necessity Retail REIT, Inc. (The)	45,155	305,248
NETSTREIT Corp. (b)	20,629	368,640
Phillips Edison & Co., Inc. (b)	39,363	1,341,491
Retail Opportunity Investments Corp.	41,820	564,988
RPT Realty	28,918	302,193
Saul Centers, Inc.	3,884	143,048
SITE Centers Corp.	65,501	865,923
Tanger Factory Outlet Centers, Inc. (b)	34,992	772,273
Urban Edge Properties	39,794	614,021
Urstadt Biddle Properties, Inc. - Class A	9,065	192,722
Whitestone REIT	15,859	153,832

		9,904,522

Semiconductors & Semiconductor Equipment—3.2%
ACM Research, Inc. - Class A (a)	16,205	211,961
Aehr Test Systems (a)	8,684	358,215
Alpha & Omega Semiconductor, Ltd. (a) (b)	7,372	241,802
Ambarella, Inc. (a)	12,522	1,047,716
Amkor Technology, Inc.	35,047	1,042,648
Atomera, Inc. (a)	7,079	62,083
Axcelis Technologies, Inc. (a)	11,021	2,020,480
Ceva, Inc. (a) (b)	8,407	214,799
Cohu, Inc. (a)	15,880	659,973
Credo Technology Group Holding, Ltd. (a)	34,289	594,571
Diodes, Inc. (a)	15,147	1,400,946
FormFactor, Inc. (a) (c)	26,288	899,575
Ichor Holdings, Ltd. (a) (b)	10,143	380,363
Impinj, Inc. (a) (b)	7,712	691,381
indie Semiconductor, Inc. - Class A (a)	46,637	438,388

Semiconductors & Semiconductor Equipment—(Continued)
inTEST Corp. (a)	3,622	95,114
Kulicke & Soffa Industries, Inc. (b)	18,462	1,097,566
MACOM Technology Solutions Holdings, Inc. (a) (b)	18,249	1,195,857
Maxeon Solar Technologies, Ltd. (a) (b)	8,482	238,853
MaxLinear, Inc. (a) (b)	24,378	769,370
Navitas Semiconductor Corp. (a)	34,662	365,337
NVE Corp. (b)	1,605	156,391
Onto Innovation, Inc. (a)	16,424	1,912,903
PDF Solutions, Inc. (a) (b)	10,025	452,128
Photronics, Inc. (a)	21,105	544,298
Power Integrations, Inc.	19,120	1,810,090
Rambus, Inc. (a)	36,566	2,346,440
Semtech Corp. (a) (b)	21,007	534,838
Silicon Laboratories, Inc. (a)	10,647	1,679,458
SiTime Corp. (a)	5,763	679,861
SkyWater Technology, Inc. (a)	4,560	42,955
SMART Global Holdings, Inc. (a)	16,723	485,134
Synaptics, Inc. (a)	13,375	1,141,957
Ultra Clean Holdings, Inc. (a)	14,480	556,901
Veeco Instruments, Inc. (a) (b)	16,657	427,752

		26,798,104

Software—5.2%
8x8, Inc. (a)	37,978	160,647
A10 Networks, Inc.	23,716	346,016
ACI Worldwide, Inc. (a)	36,393	843,226
Adeia, Inc.	35,163	387,145
Agilysys, Inc. (a)	6,690	459,202
Alarm.com Holdings, Inc. (a)	16,373	846,157
Alkami Technology, Inc. (a) (b)	12,712	208,350
Altair Engineering, Inc. - Class A (a) (b)	18,018	1,366,485
American Software, Inc. - Class A	11,730	123,282
Amplitude, Inc. - Class A (a)	23,067	253,737
Appfolio, Inc. - Class A (a)	6,540	1,125,796
Appian Corp. - Class A (a) (b)	13,931	663,116
Applied Digital Corp. (a)	21,941	205,148
Asana, Inc. - Class A (a) (b)	26,813	590,959
Aurora Innovation, Inc. (a)	103,576	304,513
AvePoint, Inc. (a)	52,062	299,877
Bit Digital, Inc. (a) (b)	25,236	102,458
Blackbaud, Inc. (a)	14,609	1,039,869
Blackline, Inc. (a)	18,622	1,002,236
Box, Inc. - Class A (a)	47,952	1,408,830
Braze, Inc. - Class A (a)	11,670	511,029
C3.ai, Inc. - Class A (a) (b)	20,285	738,983
Cerence, Inc. (a)	13,068	381,978
Cipher Mining, Inc. (a) (b)	15,320	43,815
Cleanspark, Inc. (a)	27,607	118,434
Clear Secure, Inc. - Class A (b)	28,113	651,378
CommVault Systems, Inc. (a)	14,745	1,070,782
Consensus Cloud Solutions, Inc. (a)	6,453	200,043
CoreCard Corp. (a)	2,450	62,132
Couchbase, Inc. (a)	11,669	184,604
CS Disco, Inc. (a) (b)	8,074	66,368
Digimarc Corp. (a) (b)	5,494	161,743
Digital Turbine, Inc. (a) (b)	31,408	291,466

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Software—(Continued)
Domo, Inc. - Class B (a)	9,814	$143,873
E2open Parent Holdings, Inc. (a)	71,031	397,774
Ebix, Inc.	8,704	219,341
eGain Corp. (a) (b)	7,231	54,160
Enfusion, Inc. - Class A (a)	9,141	102,562
EngageSmart, Inc. (a)	16,515	315,271
Envestnet, Inc. (a)	16,807	997,495
Everbridge, Inc. (a)	13,337	358,765
EverCommerce, Inc. (a)	8,186	96,922
Expensify, Inc. - Class A (a)	19,004	151,652
ForgeRock, Inc. - Class A (a) (b)	15,058	309,291
Freshworks, Inc. - Class A (a)	54,559	959,147
Instructure Holdings, Inc. (a)	6,115	153,853
Intapp, Inc. (a)	5,137	215,292
InterDigital, Inc.	9,090	877,639
Jamf Holding Corp. (a)	23,449	457,724
Kaltura, Inc. (a)	29,792	63,159
LivePerson, Inc. (a)	17,492	79,064
LiveRamp Holdings, Inc. (a)	21,063	601,559
Marathon Digital Holdings, Inc. (a)	56,552	783,811
Matterport, Inc. (a) (b)	85,429	269,101
MeridianLink, Inc. (a)	8,983	186,846
MicroStrategy, Inc. - Class A (a)	3,707	1,269,351
Mitek Systems, Inc. (a) (b)	15,147	164,193
Model N, Inc. (a)	12,650	447,304
N-able, Inc. (a)	24,099	347,267
NextNav, Inc. (a)	19,614	57,665
Olo, Inc. - Class A (a) (b)	35,254	227,741
ON24, Inc.	10,058	81,671
OneSpan, Inc. (a)	13,014	193,128
PagerDuty, Inc. (a)	28,642	643,872
PowerSchool Holdings, Inc. - Class A (a) (b)	19,001	363,679
Progress Software Corp.	14,601	848,318
PROS Holdings, Inc. (a) (b)	15,005	462,154
Q2 Holdings, Inc. (a)	18,911	584,350
Qualys, Inc. (a)	12,476	1,611,525
Rapid7, Inc. (a) (b)	19,953	903,472
Rimini Street, Inc. (a) (b)	16,821	80,573
Riot Platforms, Inc. (a)	53,684	634,545
Sapiens International Corp. NV	11,177	297,308
SEMrush Holdings, Inc. - Class A (a) (b)	10,967	104,954
SolarWinds Corp. (a)	16,368	167,936
SoundHound AI, Inc. - Class A (a) (b)	47,985	218,332
SoundThinking, Inc. (a)	3,138	68,597
Sprinklr, Inc. - Class A (a)	29,455	407,363
Sprout Social, Inc. - Class A (a) (b)	15,663	723,004
SPS Commerce, Inc. (a)	12,307	2,363,682
Tenable Holdings, Inc. (a) (b)	38,291	1,667,573
Varonis Systems, Inc. (a)	35,958	958,281
Verint Systems, Inc. (a)	21,871	766,797
Weave Communications, Inc. (a) (b)	12,297	136,620
Workiva, Inc. (a)	16,400	1,667,224
Xperi, Inc. (a)	14,065	184,955
Yext, Inc. (a)	34,660	392,005
Zeta Global Holdings Corp. - Class A (a)	45,460	388,228
Zuora, Inc. - Class A (a)	42,438	465,545

		43,913,317

Specialized REITs—0.5%
Farmland Partners, Inc. (b)	15,523	189,536
Four Corners Property Trust, Inc. (b)	29,117	739,572
Gladstone Land Corp. (b)	10,827	176,155
Outfront Media, Inc. (b)	49,314	775,216
PotlatchDeltic Corp.	26,827	1,417,807
Safehold, Inc. (b)	10,052	238,534
Uniti Group, Inc.	80,157	370,325

		3,907,145

Specialty Retail—2.3%
1-800-Flowers.com, Inc. - Class A (a) (b)	9,265	72,267
Aaron’s, Inc. (The)	10,896	154,069
Abercrombie & Fitch Co. - Class A (a)	16,478	620,891
Academy Sports & Outdoors, Inc.	25,655	1,386,653
America’s Car-Mart, Inc. (a)	2,086	208,141
American Eagle Outfitters, Inc. (b)	61,334	723,741
Arko Corp. (b)	31,060	246,927
Asbury Automotive Group, Inc. (a)	7,269	1,747,613
BARK, Inc. (a)	42,416	56,413
Big 5 Sporting Goods Corp.	7,812	71,558
Boot Barn Holdings, Inc. (a) (b)	10,047	850,880
Buckle, Inc. (The) (b)	10,213	353,370
Build-A-Bear Workshop, Inc.	4,959	106,222
Caleres, Inc. (b)	11,585	277,229
Camping World Holdings, Inc. - Class A (b)	14,044	422,724
CarParts.com, Inc. (a)	18,022	76,594
Carvana Co. (a) (b)	32,198	834,572
Cato Corp. (The) - Class A	6,299	50,581
Chico’s FAS, Inc. (a)	41,529	222,180
Children’s Place, Inc. (The) (a)	3,971	92,167
Designer Brands, Inc. - Class A	17,144	173,154
Destination XL Group, Inc. (a)	19,702	96,540
EVgo, Inc. (a)	24,290	97,160
Foot Locker, Inc.	27,087	734,329
Franchise Group, Inc.	7,650	219,096
Genesco, Inc. (a)	3,961	99,183
Group 1 Automotive, Inc.	4,603	1,188,034
GrowGeneration Corp. (a)	19,482	66,239
Guess?, Inc.	9,669	188,062
Haverty Furniture Cos., Inc.	4,960	149,891
Hibbett, Inc.	4,141	150,277
Lands’ End, Inc. (a)	5,416	42,028
Lazydays Holdings, Inc. (a)	4,323	49,974
Leslie’s, Inc. (a) (b)	59,966	563,081
MarineMax, Inc. (a)	7,339	250,700
Monro, Inc.	10,365	421,130
National Vision Holdings, Inc. (a)	26,199	636,374
ODP Corp. (The) (a)	11,510	538,898
OneWater Marine, Inc. - Class A (a)	3,644	132,059
Overstock.com, Inc. (a) (b)	15,298	498,256
PetMed Express, Inc. (b)	6,446	88,890
Revolve Group, Inc. (a) (b)	14,472	237,341
Sally Beauty Holdings, Inc. (a) (b)	36,161	446,588
Shoe Carnival, Inc.	6,132	143,979
Signet Jewelers, Ltd.	15,068	983,338
Sleep Number Corp. (a)	7,502	204,655

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Specialty Retail—(Continued)
Sonic Automotive, Inc. - Class A	5,221	$248,885
Sportsman’s Warehouse Holdings, Inc. (a)	10,935	62,330
Stitch Fix, Inc. - Class A (a)	28,562	109,964
ThredUP, Inc. - Class A (a) (b)	22,896	55,866
Tile Shop Holdings, Inc. (a)	9,826	54,436
Tilly’s, Inc. - Class A (a)	7,804	54,706
Upbound Group, Inc.	17,965	559,251
Urban Outfitters, Inc. (a)	21,577	714,846
Warby Parker, Inc. - Class A (a)	28,895	337,783
Winmark Corp.	994	330,475
Zumiez, Inc. (a)	5,111	85,149

		19,587,739

Technology Hardware, Storage & Peripherals—0.7%
Avid Technology, Inc. (a)	12,231	311,890
Corsair Gaming, Inc. (a) (b)	13,698	243,003
Diebold Nixdorf, Inc. (a)	9,021	478
Eastman Kodak Co. (a) (b)	19,889	91,887
Immersion Corp.	10,580	74,906
IonQ, Inc. (a) (b)	54,320	734,950
Super Micro Computer, Inc. (a)	15,615	3,892,039
Turtle Beach Corp. (a)	5,364	62,491
Xerox Holdings Corp.	38,468	572,788

		5,984,432

Textiles, Apparel & Luxury Goods—0.4%
G-III Apparel Group, Ltd. (a)	13,787	265,676
Hanesbrands, Inc. (b)	118,172	536,501
Kontoor Brands, Inc. (b)	18,681	786,470
Movado Group, Inc.	4,696	125,994
Oxford Industries, Inc. (b)	4,988	490,919
Rocky Brands, Inc.	2,393	50,253
Steven Madden, Ltd.	25,264	825,880
Vera Bradley, Inc. (a)	8,929	57,056
Wolverine World Wide, Inc. (b)	26,161	384,305

		3,523,054

Tobacco—0.1%
Turning Point Brands, Inc.	5,617	134,864
Universal Corp.	8,059	402,466
Vector Group, Ltd.	48,791	625,013

		1,162,343

Trading Companies & Distributors—2.0%
Alta Equipment Group, Inc.	7,040	122,003
Applied Industrial Technologies, Inc.	12,837	1,859,183
Beacon Roofing Supply, Inc. (a)	16,401	1,360,955
BlueLinx Holdings, Inc. (a)	2,908	272,712
Boise Cascade Co.	13,372	1,208,160
Custom Truck One Source, Inc. (a)	20,077	135,319
Distribution Solutions Group, Inc. (a)	1,694	88,190
DXP Enterprises, Inc. (a)	4,806	174,986
FTAI Aviation, Ltd.	33,508	1,060,863
GATX Corp.	11,909	1,533,165
Global Industrial Co.	3,989	110,774

Trading Companies & Distributors—(Continued)
GMS, Inc. (a)	14,000	968,800
H&E Equipment Services, Inc.	10,452	478,179
Herc Holdings, Inc.	9,481	1,297,475
Hudson Technologies, Inc. (a)	14,689	141,308
McGrath RentCorp	8,283	766,012
MRC Global, Inc. (a)	28,411	286,099
NOW, Inc. (a)	37,163	385,009
Rush Enterprises, Inc. - Class A	13,925	845,804
Rush Enterprises, Inc. - Class B	2,388	162,527
Textainer Group Holdings, Ltd.	14,336	564,552
Titan Machinery, Inc. (a)	6,828	201,426
Transcat, Inc. (a)	2,285	194,933
Triton International, Ltd.	18,307	1,524,241
Veritiv Corp.	4,355	547,032
Willis Lease Finance Corp. (a)	960	37,565
Xometry, Inc. - Class A (a) (b)	11,657	246,895

		16,574,167

Water Utilities—0.5%
American States Water Co.	12,211	1,062,357
Artesian Resources Corp. - Class A	2,874	135,710
Cadiz, Inc. (a)	13,587	55,163
California Water Service Group	18,456	952,883
Consolidated Water Co., Ltd. (b)	5,040	122,119
Global Water Resources, Inc.	4,624	58,633
Middlesex Water Co. (b)	5,991	483,234
Pure Cycle Corp. (a) (b)	6,829	75,119
SJW Group (b)	10,391	728,513
York Water Co. (The) (b)	5,110	210,890

		3,884,621

Wireless Telecommunication Services—0.1%
Gogo, Inc. (a)	22,220	377,962
Shenandoah Telecommunications Co.	16,904	328,445
Spok Holdings, Inc.	5,955	79,142
Telephone & Data Systems, Inc.	34,718	285,729

		1,071,278

Total Common Stocks (Cost $647,367,414)		803,391,062

Mutual Funds—3.4%

Investment Company Securities—3.4%
iShares Russell 2000 Index Fund (b) (Cost $27,732,492)	154,400	28,914,488

Rights—0.0%

Biotechnology—0.0%
Tobira Therapeutics, Inc. Expires 12/31/28 (a) (d) (e)	4,660	37,094

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Rights—(Continued)

Security Description	Shares/ Principal Amount*	Value

Life Sciences Tools & Services—0.0%
OmniAb, Inc. (a) (b)	4,218	$0

Total Rights (Cost $280)		37,094

Warrants—0.0%

Energy Equipment & Services—0.0%
Nabors Industries, Ltd. Expires 06/11/26 (a) (Cost $0)	882	10,143

Escrow Shares—0.0%

Consumer Staples Distribution & Retail—0.0%
Fresh Market, Inc. (a) (d) (e) (Cost $0)	21,412	0

Short-Term Investments—1.5%

U.S. Treasury—1.5%
U.S. Treasury Bills
3.928%, 07/05/23 (f)	725,000	724,803
4.658%, 07/13/23 (f)	11,775,000	11,758,625

Total Short-Term Investments (Cost $12,480,109)		12,483,428

Securities Lending Reinvestments (g)—14.6%

Certificates of Deposit—3.5%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (h)	1,000,000	999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (h)	2,000,000	2,003,524
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (h)	2,000,000	2,001,086
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (h)	4,000,000	4,001,028
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (h)	3,000,000	2,997,843
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (h)	2,000,000	2,000,064
MUFG Bank Ltd. (NY)
5.240%, SOFR + 0.180%, 08/28/23 (h)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (h)	2,000,000	1,999,784
5.280%, SOFR + 0.220%, 08/14/23 (h)	3,000,000	2,999,820
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (h)	3,000,000	3,000,063
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (h)	2,000,000	2,000,538

Certificates of Deposit—(Continued)
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (h)	2,000,000	2,000,286
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (h)	2,000,000	2,000,432

		30,004,109

Commercial Paper—1.7%
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (h)	5,000,000	5,002,365
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (h)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (h)	2,000,000	2,000,296
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (h)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		13,987,387

Repurchase Agreements—6.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $5,303,412; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $5,407,205.	5,301,181	5,301,181
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $2,010,442; collateralized by U.S. Treasury Obligations with rates ranging from 01.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $2,169,122.	2,000,000	2,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $6,174,220; collateralized by various Common Stock with an aggregate market value of $6,600,001.	6,000,000	6,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $3,601,521; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $3,681,214.	3,600,000	3,600,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $5,004,929; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $5,123,565.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $15,015,167; collateralized by various Common Stock with an aggregate market value of $16,738,783.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (g)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $3,001,303; collateralized by various Common Stock with an aggregate market value of $3,335,261.	3,000,000	$3,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	3,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $4,001,723; collateralized by various Common Stock with an aggregate market value of $4,449,444.	4,000,000	4,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $3,903,921; collateralized by various Common Stock with an aggregate market value of $4,343,575.	3,900,000	3,900,000

		50,801,181

Time Deposits—1.3%
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (h)	5,000,000	5,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		11,000,000

Mutual Funds—2.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (i)	1,000,000	1,000,000
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (i)	1,000,000	1,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (i)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (i)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (i)	1,000,000	1,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (i)	10,000,000	10,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (i)	1,000,000	1,000,000

Mutual Funds—(Continued)
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (i)	2,025,000	2,025,000

		18,025,000

Total Securities Lending Reinvestments (Cost $123,811,889)		123,817,677

Total Investments—114.6% (Cost $811,392,184)		968,653,892
Other assets and liabilities (net)—(14.6)%		(123,687,247)

Net Assets—100.0%		$844,966,645

(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $129,941,141 and the collateral received consisted of cash in the amount of $123,798,181 and non-cash collateral with a value of $9,071,104. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $3,186,609.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(f)	The rate shown represents current yield to maturity.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(h)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(i)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
Russell 2000 Index E-Mini Futures	09/15/23	128	USD	12,183,680	$(45,331)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$803,391,062	$—	$—	$803,391,062
Total Mutual Funds*	28,914,488	—	—	28,914,488
Rights
Biotechnology	—	—	37,094	37,094
Health Care Providers & Services	—	0	—	0
Total Rights	—	0	37,094	37,094
Total Warrants*	10,143	—	—	10,143
Total Escrow Shares*	—	—	0	0
Total Short-Term Investments*	—	12,483,428	—	12,483,428
Securities Lending Reinvestments
Certificates of Deposit	—	30,004,109	—	30,004,109
Commercial Paper	—	13,987,387	—	13,987,387
Repurchase Agreements	—	50,801,181	—	50,801,181
Time Deposits	—	11,000,000	—	11,000,000
Mutual Funds	18,025,000	—	—	18,025,000
Total Securities Lending Reinvestments	18,025,000	105,792,677	—	123,817,677
Total Investments	$850,340,693	$118,276,105	$37,094	$968,653,892

Collateral for Securities Loaned (Liability)	$—	$(123,798,181)	$—	$(123,798,181)
Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(45,331)	$—	$—	$(45,331)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$968,653,892
Cash	516,435
Receivable for:
Investments sold	38,503
Fund shares sold	262,905
Dividends	727,114
Variation margin on futures contracts	35,840
Prepaid expenses	6,555

Total Assets	970,241,244
Liabilities
Collateral for securities loaned	123,798,181
Payables for:
Fund shares redeemed	877,000
Accrued Expenses:
Management fees	168,939
Distribution and service fees	81,831
Deferred trustees’ fees	154,342
Other expenses	194,306

Total Liabilities	125,274,599

Net Assets	$844,966,645

Net Assets Consist of:
Paid in surplus	$663,740,342
Distributable earnings (Accumulated losses)	181,226,303

Net Assets	$844,966,645

Net Assets
Class A	$466,815,429
Class B	181,832,385
Class E	18,771,452
Class G	177,547,379
Capital Shares Outstanding*
Class A	28,915,898
Class B	11,727,096
Class E	1,173,659
Class G	11,546,085
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$16.14
Class B	15.51
Class E	15.99
Class G	15.38

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $811,392,184.
(b)	Includes securities loaned at value of $129,941,141.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$6,729,231
Interest	244,002
Securities lending income	670,599

Total investment income	7,643,832
Expenses
Management fees	1,014,682
Administration fees	23,249
Custodian and accounting fees	57,309
Distribution and service fees—Class B	219,015
Distribution and service fees—Class E	13,611
Distribution and service fees—Class G	250,493
Audit and tax services	24,816
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	38,682
Insurance	3,682
Miscellaneous	43,862

Total expenses	1,728,683
Less management fee waiver	(7,896)

Net expenses	1,720,787

Net Investment Income	5,923,045

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	29,383,447
Futures contracts	185,217

Net realized gain (loss)	29,568,664

Net change in unrealized appreciation (depreciation) on:
Investments	27,668,261
Futures contracts	210,169

Net change in unrealized appreciation (depreciation)	27,878,430

Net realized and unrealized gain (loss)	57,447,094

Net Increase (Decrease) in Net Assets From Operations	$63,370,139

(a)	Net of foreign withholding taxes of $9,294.

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$5,923,045	$9,953,361
Net realized gain (loss)	29,568,664	13,942,102
Net change in unrealized appreciation (depreciation)	27,878,430	(235,525,982)

Increase (decrease) in net assets from operations	63,370,139	(211,630,519)

From Distributions to Shareholders
Class A	(13,868,401)	(91,952,917)
Class B	(5,150,963)	(36,689,310)
Class E	(538,424)	(3,810,032)
Class G	(5,013,000)	(34,310,663)

Total distributions	(24,570,788)	(166,762,922)

Increase (decrease) in net assets from capital share transactions	9,607,785	116,158,599

Total increase (decrease) in net assets	48,407,136	(262,234,842)

Net Assets
Beginning of period	796,559,509	1,058,794,351

End of period	$844,966,645	$796,559,509

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,693,232	$26,869,061	1,581,100	$28,530,255
Reinvestments	866,234	13,868,401	6,130,195	91,952,917
Redemptions	(2,505,864)	(40,041,920)	(3,305,338)	(59,384,543)

Net increase (decrease)	53,602	$695,542	4,405,957	$61,098,629

Class B
Sales	333,283	$5,046,052	551,272	$9,549,287
Reinvestments	335,131	5,150,963	2,544,335	36,689,310
Redemptions	(575,129)	(8,838,577)	(1,455,986)	(24,957,387)

Net increase (decrease)	93,285	$1,358,438	1,639,621	$21,281,210

Class E
Sales	49,343	$776,735	105,288	$1,881,073
Reinvestments	33,949	538,424	256,395	3,810,032
Redemptions	(88,185)	(1,400,570)	(218,489)	(3,805,880)

Net increase (decrease)	(4,893)	$(85,411)	143,194	$1,885,225

Class G
Sales	533,951	$7,984,549	980,158	$18,094,196
Reinvestments	328,721	5,013,000	2,397,670	34,310,663
Redemptions	(347,693)	(5,358,333)	(1,220,436)	(20,511,324)

Net increase (decrease)	514,979	$7,639,216	2,157,392	$31,893,535

Increase (decrease) derived from capital shares transactions		$9,607,785		$116,158,599

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.40		$24.24	$22.47	$20.30	$18.13	$21.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.23	0.20	0.21	0.25	0.26
Net realized and unrealized gain (loss)	1.11		(5.23)	3.09	3.26	4.16	(2.34)

Total income (loss) from investment operations	1.23		(5.00)	3.29	3.47	4.41	(2.08)

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.25)	(0.25)	(0.25)	(0.25)
Distributions from net realized capital gains	(0.28)		(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(0.49)		(3.84)	(1.52)	(1.30)	(2.24)	(1.77)

Net Asset Value, End of Period	$16.14		$15.40	$24.24	$22.47	$20.30	$18.13

Total Return (%) (b)	8.03	(c)	(20.23)	14.52	19.62	25.62	(10.97)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.31	(d)	0.30	0.30	0.32	0.31	0.31
Net ratio of expenses to average net assets (%) (e)	0.30	(d)	0.30	0.30	0.32	0.31	0.31
Ratio of net investment income (loss) to average net assets (%)	1.58	(d)	1.25	0.80	1.16	1.27	1.17
Portfolio turnover rate (%)	12	(c)	22	36	34	19	26
Net assets, end of period (in millions)	$466.8		$444.6	$592.8	$542.2	$504.4	$441.5

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.79		$23.45	$21.79	$19.72	$17.66	$21.45

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.17	0.13	0.16	0.19	0.20
Net realized and unrealized gain (loss)	1.07		(5.05)	3.00	3.16	4.05	(2.27)

Total income (loss) from investment operations	1.17		(4.88)	3.13	3.32	4.24	(2.07)

Less Distributions
Distributions from net investment income	(0.17)		(0.16)	(0.20)	(0.20)	(0.19)	(0.20)
Distributions from net realized capital gains	(0.28)		(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(0.45)		(3.78)	(1.47)	(1.25)	(2.18)	(1.72)

Net Asset Value, End of Period	$15.51		$14.79	$23.45	$21.79	$19.72	$17.66

Total Return (%) (b)	7.95	(c)	(20.44)	14.23	19.35	25.30	(11.18)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.56	(d)	0.55	0.55	0.57	0.56	0.56
Net ratio of expenses to average net assets (%) (e)	0.55	(d)	0.55	0.55	0.57	0.56	0.56
Ratio of net investment income (loss) to average net assets (%)	1.33	(d)	1.00	0.54	0.91	1.01	0.92
Portfolio turnover rate (%)	12	(c)	22	36	34	19	26
Net assets, end of period (in millions)	$181.8		$172.1	$234.3	$238.3	$227.8	$205.8
Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$15.25		$24.03	$22.30	$20.15	$18.01	$21.84

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.20	0.16	0.18	0.22	0.22
Net realized and unrealized gain (loss)	1.10		(5.18)	3.06	3.24	4.12	(2.31)

Total income (loss) from investment operations	1.21		(4.98)	3.22	3.42	4.34	(2.09)

Less Distributions
Distributions from net investment income	(0.19)		(0.18)	(0.22)	(0.22)	(0.21)	(0.22)
Distributions from net realized capital gains	(0.28)		(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(0.47)		(3.80)	(1.49)	(1.27)	(2.20)	(1.74)

Net Asset Value, End of Period	$15.99		$15.25	$24.03	$22.30	$20.15	$18.01

Total Return (%) (b)	7.94	(c)	(20.33)	14.31	19.45	25.40	(11.08)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.46	(d)	0.45	0.45	0.47	0.46	0.46
Net ratio of expenses to average net assets (%) (e)	0.45	(d)	0.45	0.45	0.47	0.46	0.46
Ratio of net investment income (loss) to average net assets (%)	1.43	(d)	1.10	0.65	1.01	1.11	1.01
Portfolio turnover rate (%)	12	(c)	22	36	34	19	26
Net assets, end of period (in millions)	$18.8		$18.0	$24.9	$24.4	$23.9	$21.9

	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.67		$23.30	$21.66	$19.62	$17.59	$21.37

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.10		0.16	0.12	0.15	0.18	0.19
Net realized and unrealized gain (loss)	1.06		(5.02)	2.99	3.14	4.03	(2.26)

Total income (loss) from investment operations	1.16		(4.86)	3.11	3.29	4.21	(2.07)

Less Distributions
Distributions from net investment income	(0.17)		(0.15)	(0.20)	(0.20)	(0.19)	(0.19)
Distributions from net realized capital gains	(0.28)		(3.62)	(1.27)	(1.05)	(1.99)	(1.52)

Total distributions	(0.45)		(3.77)	(1.47)	(1.25)	(2.18)	(1.71)

Net Asset Value, End of Period	$15.38		$14.67	$23.30	$21.66	$19.62	$17.59

Total Return (%) (b)	7.91	(c)	(20.46)	14.19	19.26	25.20	(11.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.60	0.62	0.61	0.61
Net ratio of expenses to average net assets (%) (e)	0.60	(d)	0.60	0.60	0.62	0.61	0.61
Ratio of net investment income (loss) to average net assets (%)	1.28	(d)	0.96	0.50	0.86	0.97	0.88
Portfolio turnover rate (%)	12	(c)	22	36	34	19	26
Net assets, end of period (in millions)	$177.5		$161.9	$206.8	$189.3	$166.0	$135.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Russell 2000 Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946—Financial Services—Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

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Notes to Financial Statements—June 30, 2023—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

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Notes to Financial Statements—June 30, 2023—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $50,801,181, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(99,031,164)	$—	$—	$—	$(99,031,164)
Mutual Funds	(24,766,285)	—	—	—	(24,766,285)
Rights	(730)	—	—	—	(730)
Total Borrowings	$(123,798,179)	$—	$—	$—	$(123,798,179)
Gross amount of recognized liabilities for securities lending transactions					$(123,798,179)

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Notes to Financial Statements—June 30, 2023—(Continued)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized depreciation on futures contracts (a)	$45,331

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$185,217

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$210,169

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$11,821,120

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the

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economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default

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Notes to Financial Statements—June 30, 2023—(Continued)

(including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$97,251,793	$0	$107,691,495

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $1,014,682.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.040%	On the first $500 million
0.030%	Of the next $500 million
0.015%	On amounts over $1 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $146,556.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

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Notes to Financial Statements—June 30, 2023—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$822,627,583

Gross unrealized appreciation	263,799,745
Gross unrealized (depreciation)	(117,818,767)

Net unrealized appreciation (depreciation)	$145,980,978

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$24,200,005	$16,321,007	$142,562,917	$47,802,172	$166,762,922	$64,123,179

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$9,513,730	$14,707,724	$118,358,049	$—	$142,579,503

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-36

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-37

Brighthouse Funds Trust II

MetLife Russell 2000 Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-38

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Managed By MetLife Investment Management, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, D, E and G shares of the MetLife Stock Index Portfolio returned 16.72%, 16.59%, 16.66%, 16.64%, and 16.55%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) 500 Index¹, returned 16.89%.

MARKET ENVIRONMENT / CONDITIONS

Equity markets climbed during the first six months of 2023, driven mainly by the rally in the Information Technology sector and better than expected corporate earnings. In addition, equity investors were hopeful that the Federal Reserve would begin pausing interest rate increases soon and that the Federal Reserve would be able to successfully navigate a soft landing. Factors that weighed on the equity markets included lingering concerns about rising recession risks, the collapse of two U.S. regional banks, Silicon Valley Bank and Signature Bank, and the acquisition of Credit Suisse by UBS in an emergency rescue deal. Equity investors were also concerned about stretched equity valuations, continued high inflation, and rising bond yields.

During the first six months, the Federal Open Market Committee (the “FOMC”) met four times and decided to raise the target range from 4.25%-4.50% to 5.00%-5.25%. The FOMC stated that economic activity had continued to expand at a modest pace, the unemployment rate remained low, and inflation remained elevated. The FOMC seeks to achieve maximum employment and inflation at the rate of 2 percent over the long run.

Seven of the eleven sectors comprising the S&P 500 Index experienced a positive return for the first six months of 2023. Information Technology (25.70% beginning weight in the benchmark), up 42.8%, was the best-performing sector and had the largest positive impact on the benchmark return. Communication Services (7.30% beginning weight in the benchmark), up 36.20%; and Consumer Discretionary (9.80% beginning weight in the benchmark), up 33.10%, were the next best-performing sectors. Utilities (3.20% beginning weight), down 5.70%; Energy (5.20% beginning weight), down 5.50%; and Health Care (15.80% beginning weight), down 1.50%, were the worst-performing sectors.

The stocks with the largest positive impact to the benchmark return for the first half of the year were NVIDIA, up 189.50%; Apple, up 49.70%; and Microsoft, up 42.70%. The stocks with the largest negative impact were Pfizer, down 27.00%; AbbVie, down 15.00%; and UnitedHealth Group, down 8.70%.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio is managed utilizing a full replication strategy versus the S&P 500 Index. This strategy seeks to replicate the performance of the Index by owning all of the components of the Index at their respective Index capitalization weights. The Portfolio is periodically rebalanced for compositional changes in the S&P 500 Index. Factors that impact tracking error include transaction costs, cash drag, securities lending, net asset value (NAV) rounding, and contributions and withdrawals.

Stacey Lituchy

Norman Hu

Mirsad Usejnoski

Portfolio Managers

MetLife Investment Management, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

BHFTII-1

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P 500 INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
MetLife Stock Index Portfolio
Class A	16.72	19.28	12.03	12.58	—
Class B	16.59	18.98	11.75	12.30	—
Class D	16.66	19.16	11.91	12.47	—
Class E	16.64	19.08	11.86	12.41	—
Class G	16.55	18.93	11.69	—	10.95
S&P 500 Index	16.89	19.59	12.31	12.86	11.54

1 Inception dates of the Class A, Class B, Class D, Class E and Class G shares are 5/1/90, 1/2/01, 4/28/09, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Apple, Inc.	7.7
Microsoft Corp.	6.8
Amazon.com, Inc.	3.1
NVIDIA Corp.	2.8
Alphabet, Inc.- Class A	1.9
Tesla, Inc.	1.9
Meta Platforms, Inc. - Class A	1.7
Alphabet, Inc. - Class C	1.7
Berkshire Hathaway, Inc. - Class B	1.6
UnitedHealth Group, Inc.	1.2

Top Sectors

% of Net Assets
Information Technology	28.0
Health Care	13.3
Financials	13.0
Consumer Discretionary	10.6
Industrials	8.4
Communication Services	8.3
Consumer Staples	6.6
Energy	4.1
Utilities	2.6
Materials	2.5

BHFTII-2

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MetLife Stock Index Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.26%	$1,000.00	$1,167.20	$1.40
	Hypothetical*	0.26%	$1,000.00	$1,023.51	$1.30

Class B (a)	Actual	0.51%	$1,000.00	$1,165.90	$2.74
	Hypothetical*	0.51%	$1,000.00	$1,022.27	$2.56

Class D (a)	Actual	0.36%	$1,000.00	$1,166.60	$1.93
	Hypothetical*	0.36%	$1,000.00	$1,023.01	$1.81

Class E (a)	Actual	0.41%	$1,000.00	$1,166.40	$2.20
	Hypothetical*	0.41%	$1,000.00	$1,022.76	$2.06

Class G (a)	Actual	0.56%	$1,000.00	$1,165.50	$3.01
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.2% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.7%
Axon Enterprise, Inc. (a)	13,661	$2,665,534
Boeing Co. (The) (a)	110,065	23,241,325
General Dynamics Corp.	43,784	9,420,128
Howmet Aerospace, Inc.	71,592	3,548,100
Huntington Ingalls Industries, Inc. (b)	7,764	1,767,086
L3Harris Technologies, Inc.	36,874	7,218,823
Lockheed Martin Corp.	43,870	20,196,871
Northrop Grumman Corp.	27,784	12,663,947
Raytheon Technologies Corp.	284,388	27,858,649
Textron, Inc.	39,253	2,654,680
TransDigm Group, Inc.	10,157	9,082,085

		120,317,228

Air Freight & Logistics—0.6%
C.H. Robinson Worldwide, Inc. (b)	22,663	2,138,254
Expeditors International of Washington, Inc.	29,738	3,602,164
FedEx Corp.	45,008	11,157,483
United Parcel Service, Inc. - Class B	141,067	25,286,260

		42,184,161

Automobile Components—0.1%
Aptiv plc (a)	52,649	5,374,936
BorgWarner, Inc. (b)	45,617	2,231,128

		7,606,064

Automobiles—2.2%
Ford Motor Co.	764,896	11,572,877
General Motors Co.	270,565	10,432,986
Tesla, Inc. (a) (b)	524,360	137,261,717

		159,267,580

Banks—3.0%
Bank of America Corp.	1,349,431	38,715,175
Citigroup, Inc.	378,904	17,444,740
Citizens Financial Group, Inc. (b)	94,200	2,456,736
Comerica, Inc. (b)	25,627	1,085,560
Fifth Third Bancorp (b)	132,490	3,472,563
Huntington Bancshares, Inc.	280,976	3,028,921
JPMorgan Chase & Co.	568,777	82,722,927
KeyCorp (b)	182,034	1,681,994
M&T Bank Corp. (b)	32,283	3,995,344
PNC Financial Services Group, Inc. (The)	77,680	9,783,796
Regions Financial Corp.	182,627	3,254,413
Truist Financial Corp. (b)	259,236	7,867,813
U.S. Bancorp (b)	271,506	8,970,558
Wells Fargo & Co.	730,311	31,169,673
Zions Bancorp N.A.	28,825	774,240

		216,424,453

Beverages—1.7%
Brown-Forman Corp. - Class B (b)	35,598	2,377,235
Coca-Cola Co. (The)	757,539	45,618,999
Constellation Brands, Inc. - Class A	31,384	7,724,544
Keurig Dr Pepper, Inc.	163,933	5,126,185
Molson Coors Beverage Co. - Class B	36,542	2,405,925

Beverages—(Continued)
Monster Beverage Corp. (a)	148,719	$8,542,419
PepsiCo, Inc.	268,146	49,666,002

		121,461,309

Biotechnology—1.9%
AbbVie, Inc.	343,391	46,265,070
Amgen, Inc.	103,998	23,089,636
Biogen, Inc. (a)	28,172	8,024,794
Gilead Sciences, Inc.	242,777	18,710,823
Incyte Corp. (a)	36,039	2,243,428
Moderna, Inc. (a) (b)	63,808	7,752,672
Regeneron Pharmaceuticals, Inc. (a)	21,000	15,089,340
Vertex Pharmaceuticals, Inc. (a)	50,129	17,640,896

		138,816,659

Broadline Retail—3.2%
Amazon.com, Inc. (a)	1,737,404	226,487,985
eBay, Inc.	104,078	4,651,246
Etsy, Inc. (a) (b)	24,008	2,031,317

		233,170,548

Building Products—0.4%
A.O. Smith Corp.	24,239	1,764,114
Allegion plc	17,117	2,054,382
Carrier Global Corp. (b)	162,488	8,077,279
Johnson Controls International plc	133,538	9,099,279
Masco Corp.	43,810	2,513,818
Trane Technologies plc	44,387	8,489,458

		31,998,330

Capital Markets—2.6%
Ameriprise Financial, Inc.	20,277	6,735,208
Bank of New York Mellon Corp. (The)	139,769	6,222,516
BlackRock, Inc.	29,149	20,146,040
Cboe Global Markets, Inc.	20,548	2,835,829
Charles Schwab Corp. (The)	289,241	16,394,180
CME Group, Inc.	70,013	12,972,709
FactSet Research Systems, Inc.	7,458	2,988,048
Franklin Resources, Inc. (b)	55,566	1,484,168
Goldman Sachs Group, Inc. (The)	64,706	20,870,273
Intercontinental Exchange, Inc.	108,969	12,322,215
Invesco, Ltd. (b)	89,175	1,499,032
MarketAxess Holdings, Inc.	7,332	1,916,731
Moody’s Corp.	30,715	10,680,220
Morgan Stanley	253,547	21,652,914
MSCI, Inc.	15,583	7,312,946
Nasdaq, Inc.	65,908	3,285,514
Northern Trust Corp.	40,550	3,006,377
Raymond James Financial, Inc.	37,120	3,851,942
S&P Global, Inc.	63,840	25,592,818
State Street Corp.	65,058	4,760,944
T. Rowe Price Group, Inc. (b)	43,709	4,896,282

		191,426,906

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Chemicals—1.7%
Air Products & Chemicals, Inc.	43,233	$12,949,581
Albemarle Corp.	22,838	5,094,929
Celanese Corp. (b)	19,479	2,255,668
CF Industries Holdings, Inc.	37,938	2,633,656
Corteva, Inc.	138,360	7,928,028
Dow, Inc. (b)	137,667	7,332,144
DuPont de Nemours, Inc.	89,340	6,382,450
Eastman Chemical Co.	23,191	1,941,551
Ecolab, Inc.	48,212	9,000,698
FMC Corp.	24,336	2,539,218
International Flavors & Fragrances, Inc. (b)	49,649	3,951,564
Linde plc	95,293	36,314,257
LyondellBasell Industries NV - Class A	49,381	4,534,657
Mosaic Co. (The)	64,639	2,262,365
PPG Industries, Inc.	45,820	6,795,106
Sherwin-Williams Co. (The)	45,677	12,128,157

		124,044,029

Commercial Services & Supplies—0.5%
Cintas Corp.	16,826	8,363,868
Copart, Inc. (a)	83,485	7,614,667
Republic Services, Inc.	40,013	6,128,791
Rollins, Inc.	45,079	1,930,733
Waste Management, Inc.	72,054	12,495,605

		36,533,664

Communications Equipment—0.9%
Arista Networks, Inc. (a)	48,602	7,876,440
Cisco Systems, Inc.	797,187	41,246,456
F5, Inc. (a)	11,769	1,721,334
Juniper Networks, Inc.	62,592	1,961,007
Motorola Solutions, Inc.	32,644	9,573,832

		62,379,069

Construction & Engineering—0.1%
Quanta Services, Inc. (b)	28,256	5,550,891

Construction Materials—0.2%
Martin Marietta Materials, Inc.	12,061	5,568,443
Vulcan Materials Co.	25,898	5,838,445

		11,406,888

Consumer Finance—0.5%
American Express Co.	115,728	20,159,818
Capital One Financial Corp.	74,312	8,127,503
Discover Financial Services	49,426	5,775,428
Synchrony Financial (b)	83,414	2,829,403

		36,892,152

Consumer Staples Distribution & Retail—1.8%
Costco Wholesale Corp.	86,317	46,471,346
Dollar General Corp.	42,646	7,240,438
Dollar Tree, Inc. (a)	40,469	5,807,301
Kroger Co. (The)	127,107	5,974,029
Sysco Corp.	98,617	7,317,381

Consumer Staples Distribution & Retail —(Continued)
Target Corp.	89,834	11,849,105
Walgreens Boots Alliance, Inc.	139,381	3,970,965
Walmart, Inc.	272,998	42,909,826

		131,540,391

Containers & Packaging—0.2%
Amcor plc	286,393	2,858,202
Avery Dennison Corp. (b)	15,712	2,699,322
Ball Corp. (b)	61,221	3,563,674
International Paper Co.	67,549	2,148,734
Packaging Corp. of America (b)	17,503	2,313,196
Sealed Air Corp.	28,102	1,124,080
Westrock Co.	49,851	1,449,169

		16,156,377

Distributors—0.1%
Genuine Parts Co.	27,349	4,628,271
LKQ Corp.	49,422	2,879,820
Pool Corp. (b)	7,599	2,846,890

		10,354,981

Diversified Telecommunication Services—0.7%
AT&T, Inc.	1,391,440	22,193,468
Verizon Communications, Inc.	818,240	30,430,346

		52,623,814

Electric Utilities—1.7%
Alliant Energy Corp.	48,928	2,567,741
American Electric Power Co., Inc.	100,195	8,436,419
Constellation Energy Corp. (b)	63,141	5,780,559
Duke Energy Corp.	149,995	13,460,551
Edison International	74,541	5,176,873
Entergy Corp.	41,154	4,007,165
Evergy, Inc.	44,703	2,611,549
Eversource Energy	67,896	4,815,184
Exelon Corp.	193,577	7,886,327
FirstEnergy Corp.	105,919	4,118,131
NextEra Energy, Inc.	393,827	29,221,963
NRG Energy, Inc.	44,811	1,675,483
PG&E Corp. (a)	314,641	5,436,997
Pinnacle West Capital Corp.	22,043	1,795,623
PPL Corp.	143,458	3,795,899
Southern Co. (The)	212,229	14,909,087
Xcel Energy, Inc.	107,118	6,659,526

		122,355,077

Electrical Equipment—0.6%
AMETEK, Inc.	44,858	7,261,613
Eaton Corp. plc	77,581	15,601,539
Emerson Electric Co.	111,233	10,054,351
Generac Holdings, Inc. (a) (b)	12,104	1,805,069
Rockwell Automation, Inc. (b)	22,359	7,366,173

		42,088,745

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Electronic Equipment, Instruments & Components—0.6%
Amphenol Corp. - Class A	115,869	$9,843,072
CDW Corp.	26,234	4,813,939
Corning, Inc.	148,917	5,218,052
Keysight Technologies, Inc. (a)	34,672	5,805,826
TE Connectivity, Ltd.	61,332	8,596,293
Teledyne Technologies, Inc. (a)	9,157	3,764,534
Trimble, Inc. (a)	48,220	2,552,767
Zebra Technologies Corp. - Class A (a)	10,010	2,961,258

		43,555,741

Energy Equipment & Services—0.4%
Baker Hughes Co.	197,040	6,228,435
Halliburton Co.	175,598	5,792,978
Schlumberger NV	277,418	13,626,772

		25,648,185

Entertainment—1.4%
Activision Blizzard, Inc.	139,242	11,738,101
Electronic Arts, Inc.	50,705	6,576,438
Live Nation Entertainment, Inc. (a) (b)	28,012	2,552,173
Netflix, Inc. (a)	86,523	38,112,516
Take-Two Interactive Software, Inc. (a)	30,860	4,541,358
Walt Disney Co. (The) (a)	355,656	31,752,968
Warner Bros Discovery, Inc. (a) (b)	431,476	5,410,709

		100,684,263

Financial Services—4.2%
Berkshire Hathaway, Inc. - Class B (a)	347,089	118,357,349
Fidelity National Information Services, Inc.	115,308	6,307,348
Fiserv, Inc. (a) (b)	120,149	15,156,796
FleetCor Technologies, Inc. (a) (b)	14,371	3,608,271
Global Payments, Inc.	50,985	5,023,042
Jack Henry & Associates, Inc. (b)	14,184	2,373,409
MasterCard, Inc. - Class A	162,862	64,053,624
PayPal Holdings, Inc. (a)	217,156	14,490,820
Visa, Inc. - Class A (b)	314,962	74,797,176

		304,167,835

Food Products—1.0%
Archer-Daniels-Midland Co.	106,004	8,009,662
Bunge, Ltd.	29,311	2,765,493
Campbell Soup Co. (b)	39,053	1,785,113
Conagra Brands, Inc.	92,822	3,129,958
General Mills, Inc.	114,319	8,768,267
Hershey Co. (The)	28,667	7,158,150
Hormel Foods Corp. (b)	56,378	2,267,523
J.M. Smucker Co. (The)	20,755	3,064,891
Kellogg Co. (b)	50,034	3,372,292
Kraft Heinz Co. (The)	155,260	5,511,730
Lamb Weston Holdings, Inc.	28,358	3,259,752
McCormick & Co., Inc. (b)	48,821	4,258,656
Mondelez International, Inc. - Class A	265,063	19,333,695
Tyson Foods, Inc. - Class A	55,587	2,837,160

		75,522,342

Gas Utilities—0.0%
Atmos Energy Corp. (b)	28,122	3,271,713

Ground Transportation—0.8%
CSX Corp.	395,702	13,493,438
J.B. Hunt Transport Services, Inc.	16,139	2,921,643
Norfolk Southern Corp.	44,306	10,046,829
Old Dominion Freight Line, Inc. (b)	17,501	6,470,995
Union Pacific Corp.	118,667	24,281,641

		57,214,546

Health Care Equipment & Supplies —2.9%
Abbott Laboratories	338,458	36,898,691
Align Technology, Inc. (a)	13,850	4,897,914
Baxter International, Inc.	98,455	4,485,610
Becton Dickinson & Co.	55,279	14,594,209
Boston Scientific Corp. (a)	279,825	15,135,734
Cooper Cos., Inc. (The)	9,626	3,690,897
Dentsply Sirona, Inc.	41,355	1,655,027
DexCom, Inc. (a)	75,447	9,695,694
Edwards Lifesciences Corp. (a)	117,990	11,129,997
GE HealthCare Technologies, Inc. (a)	76,106	6,182,851
Hologic, Inc. (a)	47,902	3,878,625
IDEXX Laboratories, Inc. (a)	16,156	8,114,028
Insulet Corp. (a) (b)	13,565	3,911,332
Intuitive Surgical, Inc. (a)	68,200	23,320,308
Medtronic plc	258,946	22,813,143
ResMed, Inc.	28,598	6,248,663
STERIS plc (b)	19,324	4,347,514
Stryker Corp.	65,756	20,061,498
Teleflex, Inc. (b)	9,142	2,212,638
Zimmer Biomet Holdings, Inc.	40,594	5,910,486

		209,184,859

Health Care Providers & Services—2.9%
AmerisourceBergen Corp. (b)	31,525	6,066,356
Cardinal Health, Inc. (b)	49,553	4,686,227
Centene Corp. (a)	106,809	7,204,267
Cigna Group (The)	57,587	16,158,912
CVS Health Corp.	249,525	17,249,663
DaVita, Inc. (a)	10,768	1,081,861
Elevance Health, Inc.	46,139	20,499,096
HCA Healthcare, Inc.	40,156	12,186,543
Henry Schein, Inc. (a)	25,497	2,067,807
Humana, Inc.	24,319	10,873,755
Laboratory Corp. of America Holdings	17,245	4,161,736
McKesson Corp.	26,393	11,277,993
Molina Healthcare, Inc. (a) (b)	11,347	3,418,170
Quest Diagnostics, Inc. (b)	21,800	3,064,208
UnitedHealth Group, Inc.	181,211	87,097,255
Universal Health Services, Inc. - Class B	12,248	1,932,367

		209,026,216

Health Care REITs—0.2%
Healthpeak Properties, Inc.	106,464	2,139,926
Ventas, Inc.	77,863	3,680,584

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care REITs —(Continued)
Welltower, Inc. (b)	96,739	$7,825,218

		13,645,728

Hotel & Resort REITs—0.0%
Host Hotels & Resorts, Inc. (b)	138,431	2,329,794

Hotels, Restaurants & Leisure—2.0%
Booking Holdings, Inc. (a)	7,189	19,412,672
Caesars Entertainment, Inc. (a)	41,886	2,134,929
Carnival Corp. (a) (b)	195,493	3,681,133
Chipotle Mexican Grill, Inc. (a)	5,370	11,486,430
Darden Restaurants, Inc. (b)	23,537	3,932,562
Domino’s Pizza, Inc.	6,878	2,317,817
Expedia Group, Inc. (a) (b)	27,755	3,036,120
Hilton Worldwide Holdings, Inc.	51,505	7,496,553
Las Vegas Sands Corp. (a)	63,963	3,709,854
Marriott International, Inc. - Class A	50,186	9,218,666
McDonald’s Corp.	142,101	42,404,359
MGM Resorts International (b)	58,770	2,581,178
Norwegian Cruise Line Holdings, Ltd. (a) (b)	82,557	1,797,266
Royal Caribbean Cruises, Ltd. (a) (b)	42,806	4,440,695
Starbucks Corp.	223,128	22,103,060
Wynn Resorts, Ltd.	20,155	2,128,570
Yum! Brands, Inc.	54,514	7,552,915

		149,434,779

Household Durables—0.4%
DR Horton, Inc.	60,409	7,351,171
Garmin, Ltd.	29,785	3,106,278
Lennar Corp. - Class A	49,392	6,189,311
Mohawk Industries, Inc. (a)	10,287	1,061,207
Newell Brands, Inc. (b)	73,344	638,093
NVR, Inc. (a) (b)	595	3,778,619
PulteGroup, Inc. (b)	43,447	3,374,963
Whirlpool Corp. (b)	10,657	1,585,655

		27,085,297

Household Products—1.4%
Church & Dwight Co., Inc. (b)	47,542	4,765,135
Clorox Co. (The)	24,061	3,826,661
Colgate-Palmolive Co.	161,462	12,439,032
Kimberly-Clark Corp.	65,665	9,065,710
Procter & Gamble Co. (The)	458,747	69,610,270

		99,706,808

Independent Power and Renewable Electricity Producers—0.0%
AES Corp. (The)	130,275	2,700,601

Industrial Conglomerates—0.8%
3M Co.	107,374	10,747,063
General Electric Co.	211,948	23,282,488
Honeywell International, Inc.	129,516	26,874,570

		60,904,121

Industrial REITs—0.3%
Prologis, Inc.	179,738	22,041,271

Insurance—2.0%
Aflac, Inc.	107,018	7,469,856
Allstate Corp. (The)	51,160	5,578,486
American International Group, Inc.	140,867	8,105,487
Aon plc - Class A	39,753	13,722,736
Arch Capital Group, Ltd. (a)	72,486	5,425,577
Arthur J. Gallagher & Co. (b)	41,691	9,154,093
Assurant, Inc.	10,345	1,300,573
Brown & Brown, Inc.	45,821	3,154,318
Chubb, Ltd.	80,612	15,522,647
Cincinnati Financial Corp.	30,599	2,977,895
Everest Re Group, Ltd.	8,345	2,852,822
Globe Life, Inc.	17,296	1,895,987
Hartford Financial Services Group, Inc. (The)	60,382	4,348,712
Lincoln National Corp.	30,031	773,599
Loews Corp.	36,816	2,186,134
Marsh & McLennan Cos., Inc.	96,289	18,110,035
MetLife, Inc. (c)	125,206	7,077,895
Principal Financial Group, Inc. (b)	43,944	3,332,713
Progressive Corp. (The)	113,932	15,081,179
Prudential Financial, Inc.	71,041	6,267,237
Travelers Cos., Inc. (The)	44,956	7,807,059
W.R. Berkley Corp. (b)	39,081	2,327,664
Willis Towers Watson plc	20,712	4,877,676

		149,350,380

Interactive Media & Services—5.3%
Alphabet, Inc. - Class A (a)	1,156,322	138,411,744
Alphabet, Inc. - Class C (a) (d)	994,655	120,323,415
Match Group, Inc. (a)	54,198	2,268,186
Meta Platforms, Inc. - Class A (a)	430,561	123,562,396

		384,565,741

IT Services—1.1%
Accenture plc - Class A	122,918	37,930,037
Akamai Technologies, Inc. (a)	29,623	2,662,219
Cognizant Technology Solutions Corp.—Class A	98,772	6,447,836
DXC Technology Co. (a)	44,314	1,184,070
EPAM Systems, Inc. (a)	11,270	2,532,933
Gartner, Inc. (a)	15,384	5,389,169
International Business Machines Corp. (b)	176,736	23,649,044
VeriSign, Inc. (a)	17,627	3,983,173

		83,778,481

Leisure Products—0.0%
Hasbro, Inc. (b)	25,359	1,642,502

Life Sciences Tools & Services—1.6%
Agilent Technologies, Inc.	57,553	6,920,748
Bio-Rad Laboratories, Inc. - Class A (a)	4,155	1,575,244
Bio-Techne Corp.	30,642	2,501,306
Charles River Laboratories International, Inc. (a)	9,962	2,094,511
Danaher Corp.	129,258	31,021,920
Illumina, Inc. (a) (b)	30,772	5,769,442
IQVIA Holdings, Inc. (a)	36,114	8,117,344
Mettler-Toledo International, Inc. (a)	4,286	5,621,689

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Life Sciences Tools & Services —(Continued)
Revvity, Inc.	24,415	$2,900,258
Thermo Fisher Scientific, Inc.	75,075	39,170,381
Waters Corp. (a)	11,490	3,062,545
West Pharmaceutical Services, Inc.	14,450	5,526,691

		114,282,079

Machinery—1.8%
Caterpillar, Inc.	100,306	24,680,291
Cummins, Inc.	27,553	6,754,894
Deere & Co.	52,484	21,265,992
Dover Corp.	27,219	4,018,885
Fortive Corp.	68,812	5,145,073
IDEX Corp.	14,710	3,166,475
Illinois Tool Works, Inc.	53,826	13,465,112
Ingersoll Rand, Inc. (b)	78,733	5,145,989
Nordson Corp. (b)	10,476	2,599,934
Otis Worldwide Corp.	80,440	7,159,965
PACCAR, Inc.	101,711	8,508,125
Parker-Hannifin Corp. (b)	24,971	9,739,689
Pentair plc	32,104	2,073,918
Snap-on, Inc. (b)	10,302	2,968,933
Stanley Black & Decker, Inc. (b)	29,806	2,793,120
Westinghouse Air Brake Technologies Corp.	35,008	3,839,327
Xylem, Inc.	46,569	5,244,601

		128,570,323

Media—0.7%
Charter Communications, Inc. - Class A (a)	20,222	7,428,956
Comcast Corp. - Class A	809,558	33,637,135
Fox Corp. - Class A (b)	52,367	1,780,478
Fox Corp. - Class B	26,594	848,083
Interpublic Group of Cos., Inc. (The) (b)	75,135	2,898,708
News Corp. - Class A (b)	74,145	1,445,827
News Corp. - Class B (b)	22,856	450,720
Omnicom Group, Inc. (b)	38,832	3,694,865
Paramount Global - Class B (b)	98,681	1,570,015

		53,754,787

Metals & Mining—0.4%
Freeport-McMoRan, Inc.	278,966	11,158,640
Newmont Corp.	154,678	6,598,564
Nucor Corp.	48,896	8,017,966
Steel Dynamics, Inc.	31,254	3,404,498

		29,179,668

Multi-Utilities—0.7%
Ameren Corp.	51,112	4,174,317
CenterPoint Energy, Inc.	122,819	3,580,174
CMS Energy Corp.	56,766	3,335,002
Consolidated Edison, Inc.	67,448	6,097,299
Dominion Energy, Inc.	162,702	8,426,337
DTE Energy Co.	40,115	4,413,452
NiSource, Inc.	80,396	2,198,831
Public Service Enterprise Group, Inc. (b)	97,115	6,080,370
Sempra Energy	61,241	8,916,077

Multi-Utilities —(Continued)
WEC Energy Group, Inc.	61,394	5,417,407

		52,639,266

Office REITs—0.1%
Alexandria Real Estate Equities, Inc. (b)	30,643	3,477,674
Boston Properties, Inc. (b)	27,778	1,599,735

		5,077,409

Oil, Gas & Consumable Fuels—3.7%
APA Corp. (b)	60,063	2,052,353
Chevron Corp.	339,184	53,370,602
ConocoPhillips	235,518	24,402,020
Coterra Energy, Inc.	147,426	3,729,878
Devon Energy Corp.	124,896	6,037,473
Diamondback Energy, Inc.	35,246	4,629,915
EOG Resources, Inc.	113,833	13,027,048
EQT Corp. (b)	70,388	2,895,058
Exxon Mobil Corp.	786,906	84,395,668
Hess Corp.	53,786	7,312,207
Kinder Morgan, Inc.	383,870	6,610,241
Marathon Oil Corp.	120,206	2,767,142
Marathon Petroleum Corp.	82,580	9,628,828
Occidental Petroleum Corp. (b)	139,843	8,222,768
ONEOK, Inc. (b)	87,087	5,375,010
Phillips 66	89,310	8,518,388
Pioneer Natural Resources Co.	45,493	9,425,240
Targa Resources Corp.	43,991	3,347,715
Valero Energy Corp. (b)	70,363	8,253,580
Williams Cos., Inc. (The) (b)	237,100	7,736,573

		271,737,707

Passenger Airlines—0.2%
Alaska Air Group, Inc. (a) (b)	24,895	1,323,916
American Airlines Group, Inc. (a) (b)	127,069	2,279,618
Delta Air Lines, Inc. (a) (b)	125,094	5,946,969
Southwest Airlines Co. (b)	115,821	4,193,878
United Airlines Holdings, Inc. (a)	63,834	3,502,572

		17,246,953

Personal Care Products—0.1%
Estee Lauder Cos., Inc. (The) - Class A	45,130	8,862,629

Pharmaceuticals—4.1%
Bristol-Myers Squibb Co.	408,896	26,148,899
Catalent, Inc. (a) (b)	35,051	1,519,811
Eli Lilly and Co.	153,352	71,919,021
Johnson & Johnson	505,802	83,720,347
Merck & Co., Inc.	493,871	56,987,775
Organon & Co.	49,643	1,033,071
Pfizer, Inc.	1,098,770	40,302,884
Viatris, Inc.	233,372	2,329,052
Zoetis, Inc.	89,943	15,489,084

		299,449,944

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Professional Services—0.7%
Automatic Data Processing, Inc.	80,408	$17,672,874
Broadridge Financial Solutions, Inc.	22,963	3,803,362
Ceridian HCM Holding, Inc. (a) (b)	30,174	2,020,753
Equifax, Inc. (b)	23,871	5,616,846
Jacobs Solutions, Inc.	24,689	2,935,275
Leidos Holdings, Inc.	26,697	2,362,151
Paychex, Inc.	62,447	6,985,946
Paycom Software, Inc.	9,462	3,039,573
Robert Half International, Inc. (b)	20,974	1,577,664
Verisk Analytics, Inc. (b)	28,181	6,369,751

		52,384,195

Real Estate Management & Development—0.2%
CBRE Group, Inc. - Class A (a)	60,498	4,882,794
CoStar Group, Inc. (a)	79,515	7,076,835

		11,959,629

Residential REITs—0.3%
AvalonBay Communities, Inc.	27,638	5,231,044
Camden Property Trust	20,779	2,262,210
Equity Residential	66,373	4,378,627
Essex Property Trust, Inc. (b)	12,492	2,926,876
Invitation Homes, Inc. (b)	113,145	3,892,188
Mid-America Apartment Communities, Inc.	22,706	3,448,133
UDR, Inc. (b)	60,224	2,587,223

		24,726,301

Retail REITs—0.3%
Federal Realty Investment Trust (b)	14,279	1,381,779
Kimco Realty Corp.	120,652	2,379,257
Realty Income Corp. (b)	131,032	7,834,403
Regency Centers Corp. (b)	29,950	1,850,012
Simon Property Group, Inc.	63,643	7,349,494

		20,794,945

Semiconductors & Semiconductor Equipment—7.3%
Advanced Micro Devices, Inc. (a)	313,431	35,702,925
Analog Devices, Inc.	98,456	19,180,213
Applied Materials, Inc.	164,489	23,775,240
Broadcom, Inc.	81,148	70,390,210
Enphase Energy, Inc. (a) (b)	26,673	4,467,194
First Solar, Inc. (a)	19,336	3,675,580
Intel Corp.	811,819	27,147,227
KLA Corp.	26,704	12,951,974
Lam Research Corp.	26,147	16,808,861
Microchip Technology, Inc. (b)	106,619	9,551,996
Micron Technology, Inc.	213,006	13,442,809
Monolithic Power Systems, Inc. (b)	8,769	4,737,277
NVIDIA Corp.	481,356	203,623,215
NXP Semiconductors NV	50,555	10,347,598
ON Semiconductor Corp. (a)	84,057	7,950,111
Qorvo, Inc. (a)	19,441	1,983,565
QUALCOMM, Inc.	216,822	25,810,491
Skyworks Solutions, Inc.	30,977	3,428,844
SolarEdge Technologies, Inc. (a) (b)	10,967	2,950,671

Semiconductors & Semiconductor Equipment —(Continued)
Teradyne, Inc. (b)	30,175	3,359,383
Texas Instruments, Inc.	176,660	31,802,333

		533,087,717

Software—10.2%
Adobe, Inc. (a)	89,279	43,656,538
ANSYS, Inc. (a)	16,867	5,570,664
Autodesk, Inc. (a)	41,681	8,528,349
Cadence Design Systems, Inc. (a)	53,074	12,446,914
Fair Isaac Corp. (a) (b)	4,865	3,936,807
Fortinet, Inc. (a)	126,845	9,588,214
Gen Digital, Inc.	110,712	2,053,708
Intuit, Inc.	54,604	25,019,007
Microsoft Corp.	1,447,201	492,829,828
Oracle Corp.	299,520	35,669,837
Palo Alto Networks, Inc. (a)	58,898	15,049,028
PTC, Inc. (a)	20,732	2,950,164
Roper Technologies, Inc.	20,747	9,975,158
Salesforce, Inc. (a)	190,551	40,255,804
ServiceNow, Inc. (a)	39,655	22,284,920
Synopsys, Inc. (a)	29,643	12,906,859
Tyler Technologies, Inc. (a) (b)	8,160	3,398,395

		746,120,194

Specialized REITs—1.1%
American Tower Corp.	90,708	17,591,910
Crown Castle, Inc.	84,407	9,617,334
Digital Realty Trust, Inc. (b)	56,706	6,457,112
Equinix, Inc.	18,203	14,270,060
Extra Space Storage, Inc. (b)	26,285	3,912,522
Iron Mountain, Inc. (b)	56,759	3,225,047
Public Storage (b)	30,797	8,989,028
SBA Communications Corp.	21,086	4,886,891
VICI Properties, Inc. (b)	195,459	6,143,276
Weyerhaeuser Co.	142,529	4,776,147

		79,869,327

Specialty Retail—2.1%
Advance Auto Parts, Inc.	11,567	813,160
AutoZone, Inc. (a)	3,581	8,928,722
Bath & Body Works, Inc.	44,561	1,671,037
Best Buy Co., Inc. (b)	37,878	3,104,102
CarMax, Inc. (a) (b)	30,792	2,577,290
Home Depot, Inc. (The)	197,100	61,227,144
Lowe’s Cos., Inc.	116,071	26,197,225
O’Reilly Automotive, Inc. (a)	11,849	11,319,350
Ross Stores, Inc.	66,575	7,465,055
TJX Cos., Inc. (The)	224,119	19,003,050
Tractor Supply Co. (b)	21,326	4,715,179
Ulta Beauty, Inc. (a)	9,749	4,587,831

		151,609,145

Technology Hardware, Storage & Peripherals—7.9%
Apple, Inc.	2,877,664	558,180,486
Hewlett Packard Enterprise Co.	252,220	4,237,296

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals —(Continued)
HP, Inc.	168,728	$5,181,637
NetApp, Inc.	41,633	3,180,761
Seagate Technology Holdings plc (b)	37,483	2,319,073
Western Digital Corp. (a)	62,270	2,361,901

		575,461,154

Textiles, Apparel & Luxury Goods—0.4%
NIKE, Inc. - Class B	239,807	26,467,498
Ralph Lauren Corp. (b)	7,999	986,277
Tapestry, Inc.	45,115	1,930,922
VF Corp.	64,299	1,227,468

		30,612,165

Tobacco—0.6%
Altria Group, Inc.	347,429	15,738,534
Philip Morris International, Inc.	302,110	29,491,978

		45,230,512

Trading Companies & Distributors—0.3%
Fastenal Co.	111,140	6,556,148
United Rentals, Inc. (b)	13,378	5,958,160
WW Grainger, Inc.	8,690	6,852,847

		19,367,155

Water Utilities—0.1%
American Water Works Co., Inc.	37,884	5,407,941

Wireless Telecommunication Services—0.2%
T-Mobile U.S., Inc. (a)(b)	112,099	15,570,551

Total Common Stocks (Cost $2,623,078,989)		7,233,062,215

Mutual Funds—0.7%

Investment Company Securities—0.7%
SPDR S&P 500 ETF Trust (b) (Cost $45,222,300)	108,000	47,874,240

Short-Term Investments—0.2%

U.S. Treasury—0.2%
U.S. Treasury Bills 3.928%, 07/05/23 (e)	6,650,000	6,648,187
4.673%, 07/13/23 (e)	9,025,000	9,012,450

		15,660,637

Total Short-Term Investments (Cost $15,656,666)		15,660,637

Securities Lending Reinvestments (f)—6.6%
Security Description	Principal Amount*	Value

Certificates of Deposit—2.3%
Bank of America N.A. 5.200%, FEDEFF PRV + 0.130%, 09/08/23 (g)	4,000,000	$3,998,160
5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	5,000,000	4,999,855
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (g)	5,000,000	5,008,810
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	12,000,000	12,006,516
Barclays Bank plc 5.550%, 09/22/23	5,000,000	4,999,135
BNP Paribas S.A. 5.260%, SOFR + 0.200%, 09/18/23 (g)	7,000,000	7,000,000
5.310%, SOFR + 0.250%, 09/08/23 (g)	10,000,000	10,000,000
5.510%, SOFR + 0.450%, 10/10/23 (g)	7,000,000	7,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (g)	7,000,000	7,001,799
Canadian Imperial Bank of Commerce (NY) 5.440%, SOFR + 0.380%, 12/12/23 (g)	5,000,000	4,999,755
Cooperatieve Rabobank UA 5.590%, SOFR+0.530%, 07/07/23 (g)	5,000,000	5,000,370
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	3,000,000	2,997,843
KBC Bank NV 5.400%, 08/01/23	8,000,000	8,001,088
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/18/23	2,000,000	1,985,600
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	6,000,000	6,000,192
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (g)	4,000,000	3,999,340
5.260%, SOFR + 0.200%, 08/21/23 (g)	4,000,000	3,999,568
National Westminster Bank plc Zero Coupon, 08/30/23	5,000,000	4,954,700
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (g)	5,000,000	5,000,775
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (g)	5,000,000	5,000,135
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,023
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (g)	5,000,000	5,001,380
5.640%, SOFR + 0.580%, 09/20/23 (g)	10,000,000	10,004,380
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	4,000,000	3,958,120
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.380%, SOFR + 0.320%, 07/20/23 (g)	2,000,000	2,000,094
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (g)	7,000,000	7,000,434
5.350%, SOFR + 0.290%,, 07/18/23 (g)	5,000,000	5,000,365
5.400%, SOFR + 0.340%, 10/31/23 (g)	10,000,000	10,002,690
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (g)	6,000,000	6,001,296

		164,919,553

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Commercial Paper — 0.9%
Bank of Montreal 5.280%, 08/07/23	5,000,000	$4,971,580
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (g)	6,000,000	6,000,084
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (g)	10,000,000	10,004,730
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (g)	5,000,000	5,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (g)	7,000,000	6,999,076
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (g)	5,000,000	5,000,165
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (g)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (g)	10,000,000	10,001,480
5.440%, SOFR + 0.380%, 12/15/23 (g)	8,000,000	7,999,600
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	9,000,000	9,000,000

		66,976,837

Repurchase Agreements — 2.7%
Barclays Bank plc Repurchase Agreement dated 06/30/23 at 5.420%, due on 10/03/23 with a maturity value of $10,143,028; collateralized by various Common Stock with an aggregate market value of $11,142,446.	10,000,000	10,000,000
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $21,799,292; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $22,225,926.	21,790,122	21,790,122
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $6,031,325; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $6,507,365.	6,000,000	6,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $20,580,733; collateralized by various Common Stock with an aggregate market value of $22,000,003.	20,000,000	20,000,000
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $10,009,858; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $10,247,129.	10,000,000	10,000,000

Repurchase Agreements —(Continued)
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $85,085,944; collateralized by various Common Stock with an aggregate market value of $94,853,101.	85,000,000	$85,000,000
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $14,006,032; collateralized by various Common Stock with an aggregate market value of $15,581,311.	14,000,000	14,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $30,030,158; collateralized by various Common Stock with an aggregate market value of $33,412,113.	30,000,000	30,000,000

		196,790,122

Time Deposits — 0.6%
ABN AMRO Bank NV 5.060%, 07/03/23	5,000,000	5,000,000
Australia & New Zealand Banking Group, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
Banco Santander S.A. (NY) 5.060%, 07/03/23	5,000,000	5,000,000
Barclays (NY) 5.080%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	5,000,000	5,000,000
National Australia Bank, Ltd. 5.050%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (g)	20,000,000	20,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		43,000,000

Mutual Funds — 0.1%
BlackRock Liquidity Funds FedFund, Institutional Shares 4.990% (h)	3,000,000	3,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (h)	3,000,000	3,000,000

		11,000,000

Total Securities Lending Reinvestments (Cost $482,663,380)		482,686,512

Total Investments— 106.7% (Cost $3,166,621,335)		7,779,283,604
Other assets and liabilities (net) — (6.7)%		(489,910,241)

Net Assets — 100.0%		$7,289,373,363

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $531,961,987 and the collateral received consisted of cash in the amount of $482,557,435 and non-cash collateral with a value of $54,446,008. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Affiliated Issuer. (See Note 7 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(d)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $14,516,400.
(e)	The rate shown represents current yield to maturity.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Futures Contracts
Futures Contracts - Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini Futures	09/15/23	70	USD	15,708,875	$597,510

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ETF)—	Exchange-Traded Fund

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1—unadjusted quoted prices in active markets for identical investments

Level 2—other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3—significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$7,233,062,215	$—	$—	$7,233,062,215
Total Mutual Funds*	47,874,240	—	—	47,874,240
Total Short-Term Investments*	—	15,660,637	—	15,660,637
Securities Lending Reinvestments
Certificates of Deposit	—	164,919,553	—	164,919,553
Commercial Paper	—	66,976,837	—	66,976,837
Repurchase Agreements	—	196,790,122	—	196,790,122
Time Deposits	—	43,000,000	—	43,000,000
Mutual Funds	11,000,000	—	—	11,000,000
Total Securities Lending Reinvestments	11,000,000	471,686,512	—	482,686,512
Total Investments	$7,291,936,455	$487,347,149	$—	$7,779,283,604

Collateral for Securities Loaned (Liability)	$—	$(482,557,435)	$—	$(482,557,435)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$597,510	$—	$—	$597,510

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$7,772,205,709
Affiliated investments at value (c)	7,077,895
Cash	22,640
Receivable for:
Investments sold	11,935,035
Fund shares sold	825,113
Dividends	4,882,988
Variation margin on futures contracts	209,271
Prepaid expenses	57,807

Total Assets	7,797,216,458
Liabilities
Collateral for securities loaned	482,557,435
Payables for:
Fund shares redeemed	22,599,571
Accrued Expenses:
Management fees	1,393,523
Distribution and service fees	422,041
Deferred trustees’ fees	170,484
Other expenses	700,041

Total Liabilities	507,843,095

Net Assets	$7,289,373,363

Net Assets Consist of:
Paid in surplus	$2,542,413,117
Distributable earnings (Accumulated losses)	4,746,960,246

Net Assets	$7,289,373,363

Net Assets
Class A	$5,119,253,210
Class B	1,986,454,735
Class D	43,642,111
Class E	128,077,504
Class G	11,945,803
Capital Shares Outstanding*
Class A	91,054,617
Class B	37,665,158
Class D	778,848
Class E	2,302,265
Class G	226,724
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$56.22
Class B	52.74
Class D	56.03
Class E	55.63
Class G	52.69

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $3,161,893,729.
(b)	Includes securities loaned at value of $531,961,987.
(c)	Identified cost of affiliated investments was $4,727,606.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$58,109,009
Dividends from affiliated investments	134,199
Interest	313,579
Securities lending income	663,541

Total investment income	59,220,328
Expenses
Management fees	8,531,283
Administration fees	131,971
Custodian and accounting fees	165,770
Distribution and service fees - Class B	2,337,937
Distribution and service fees - Class D	20,427
Distribution and service fees - Class E	91,053
Distribution and service fees - Class G	17,199
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	113,478
Insurance	32,727
Miscellaneous	382,393

Total expenses	11,886,505
Less management fee waiver	(425,096)

Net expenses	11,461,409

Net Investment Income	47,758,919

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	189,436,268
Affiliated investments	145,586
Futures contracts	995,358

Net realized gain (loss)	190,577,212

Net change in unrealized appreciation (depreciation) on:
Investments	831,540,225
Affiliated investments	(2,225,579)
Futures contracts	1,133,760

Net change in unrealized appreciation (depreciation)	830,448,406

Net realized and unrealized gain (loss)	1,021,025,618

Net Increase (Decrease) in Net Assets From Operations	$1,068,784,537

(a)	Net of foreign withholding taxes of $15,446.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$47,758,919	$96,702,297
Net realized gain (loss)	190,577,212	470,932,624
Net change in unrealized appreciation (depreciation)	830,448,406	(2,140,430,274)

Increase (decrease) in net assets from operations	1,068,784,537	(1,572,795,353)

From Distributions to Shareholders
Class A	(394,921,310)	(523,222,271)
Class B	(157,894,581)	(209,856,290)
Class D	(3,308,461)	(4,616,007)
Class E	(9,782,094)	(13,361,393)
Class G	(947,670)	(1,417,670)

Total distributions	(566,854,116)	(752,473,631)

Increase (decrease) in net assets from capital share transactions	217,817,282	98,868,314

Total increase (decrease) in net assets	719,747,703	(2,226,400,670)

Net Assets
Beginning of period	6,569,625,660	8,796,026,330

End of period	$7,289,373,363	$6,569,625,660

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,574,249	$86,401,398	2,899,300	$162,358,051
Reinvestments	7,151,780	394,921,310	10,227,175	523,222,271
Redemptions	(5,695,331)	(315,502,687)	(10,635,824)	(616,395,193)

Net increase (decrease)	3,030,698	$165,820,021	2,490,651	$69,185,129

Class B
Sales	579,437	$30,392,425	1,991,762	$109,929,514
Reinvestments	3,048,158	157,894,581	4,350,255	209,856,290
Redemptions	(2,625,840)	(137,708,904)	(5,159,347)	(287,833,483)

Net increase (decrease)	1,001,755	$50,578,102	1,182,670	$31,952,321

Class D
Sales	7,706	$430,713	2,641	$153,238
Reinvestments	60,121	3,308,461	90,510	4,616,007
Redemptions	(48,272)	(2,683,225)	(112,530)	(6,391,127)

Net increase (decrease)	19,555	$1,055,949	(19,379)	$(1,621,882)

Class E
Sales	21,506	$1,211,344	48,836	$2,860,744
Reinvestments	179,028	9,782,094	263,746	13,361,393
Redemptions	(183,175)	(10,065,578)	(270,123)	(15,805,606)

Net increase (decrease)	17,359	$927,860	42,459	$416,531

Class G
Sales	1,133	$58,907	5,776	$322,416
Reinvestments	18,312	947,670	29,424	1,417,670
Redemptions	(30,254)	(1,571,227)	(50,935)	(2,803,871)

Net increase (decrease)	(10,809)	$(564,650)	(15,735)	$(1,063,785)

Increase (decrease) derived from capital shares transactions		$217,817,282		$98,868,314

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$52.23		$71.87	$60.62	$56.03	$47.25	$53.40

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.41		0.82	0.77	0.87	1.02	1.01
Net realized and unrealized gain (loss)	8.24		(14.10)	15.72	8.22	13.01	(3.11)

Total income (loss) from investment operations	8.65		(13.28)	16.49	9.09	14.03	(2.10)

Less Distributions
Distributions from net investment income	(0.81)		(0.80)	(1.04)	(1.04)	(1.17)	(0.98)
Distributions from net realized capital gains	(3.85)		(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(4.66)		(6.36)	(5.24)	(4.50)	(5.25)	(4.05)

Net Asset Value, End of Period	$56.22		$52.23	$71.87	$60.62	$56.03	$47.25

Total Return (%) (b)	16.72	(c)	(18.30)	28.36	18.10	31.15	(4.60)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.28	(d)	0.28	0.28	0.28	0.28	0.28
Net ratio of expenses to average net assets (%) (e)	0.26	(d)	0.26	0.26	0.27	0.27	0.27
Ratio of net investment income (loss) to average net assets (%)	1.47	(d)	1.40	1.17	1.63	1.95	1.90
Portfolio turnover rate (%)	4	(c)	10	12	13	12	14
Net assets, end of period (in millions)	$5,119.3		$4,597.2	$6,147.5	$5,319.9	$4,933.6	$4,117.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$49.18		$68.09	$57.69	$53.53	$45.34	$51.39

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.32		0.63	0.58	0.71	0.85	0.84
Net realized and unrealized gain (loss)	7.76		(13.35)	14.92	7.82	12.45	(2.97)

Total income (loss) from investment operations	8.08		(12.72)	15.50	8.53	13.30	(2.13)

Less Distributions
Distributions from net investment income	(0.67)		(0.63)	(0.90)	(0.91)	(1.03)	(0.85)
Distributions from net realized capital gains	(3.85)		(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(4.52)		(6.19)	(5.10)	(4.37)	(5.11)	(3.92)

Net Asset Value, End of Period	$52.74		$49.18	$68.09	$57.69	$53.53	$45.34

Total Return (%) (b)	16.59	(c)	(18.51)	28.04	17.83	30.80	(4.83)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.53	(d)	0.53	0.53	0.53	0.53	0.53
Net ratio of expenses to average net assets (%) (e)	0.51	(d)	0.51	0.51	0.52	0.52	0.52
Ratio of net investment income (loss) to average net assets (%)	1.22	(d)	1.15	0.92	1.38	1.70	1.65
Portfolio turnover rate (%)	4	(c)	10	12	13	12	14
Net assets, end of period (in millions)	$1,986.5		$1,803.1	$2,415.9	$2,158.0	$2,043.2	$1,779.4

Please see page 18 for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data

	Class D
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$52.04		$71.62	$60.43	$55.86	$47.11	$53.24

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38		0.75	0.70	0.82	0.96	0.95
Net realized and unrealized gain (loss)	8.21		(14.04)	15.66	8.19	12.98	(3.09)

Total income (loss) from investment operations	8.59		(13.29)	16.36	9.01	13.94	(2.14)

Less Distributions
Distributions from net investment income	(0.75)		(0.73)	(0.97)	(0.98)	(1.11)	(0.92)
Distributions from net realized capital gains	(3.85)		(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(4.60)		(6.29)	(5.17)	(4.44)	(5.19)	(3.99)

Net Asset Value, End of Period	$56.03		$52.04	$71.62	$60.43	$55.86	$47.11

Total Return (%) (b)	16.66	(c)	(18.38)	28.23	17.99	31.03	(4.69)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.38	(d)	0.38	0.38	0.38	0.38	0.38
Net ratio of expenses to average net assets (%) (e)	0.36	(d)	0.36	0.36	0.37	0.37	0.37
Ratio of net investment income (loss) to average net assets (%)	1.37	(d)	1.29	1.07	1.54	1.85	1.80
Portfolio turnover rate (%)	4	(c)	10	12	13	12	14
Net assets, end of period (in millions)	$43.6		$39.5	$55.8	$48.1	$48.3	$45.1

	Class E

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$51.68		$71.17	$60.08	$55.56	$46.88	$53.01

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36		0.72	0.67	0.79	0.93	0.92
Net realized and unrealized gain (loss)	8.16		(13.96)	15.57	8.14	12.91	(3.08)

Total income (loss) from investment operations	8.52		(13.24)	16.24	8.93	13.84	(2.16)

Less Distributions
Distributions from net investment income	(0.72)		(0.69)	(0.95)	(0.95)	(1.08)	(0.90)
Distributions from net realized capital gains	(3.85)		(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(4.57)		(6.25)	(5.15)	(4.41)	(5.16)	(3.97)

Net Asset Value, End of Period	$55.63		$51.68	$71.17	$60.08	$55.56	$46.88

Total Return (%) (b)	16.64	(c)	(18.43)	28.17	17.93	30.93	(4.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.43	(d)	0.43	0.43	0.43	0.43	0.43
Net ratio of expenses to average net assets (%) (e)	0.41	(d)	0.41	0.41	0.42	0.42	0.42
Ratio of net investment income (loss) to average net assets (%)	1.32	(d)	1.25	1.02	1.48	1.80	1.75
Portfolio turnover rate (%)	4	(c)	10	12	13	12	14
Net assets, end of period (in millions)	$128.1		$118.1	$159.6	$143.3	$140.2	$125.2

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Financial Highlights

Selected per share data
	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$49.11		$67.87	$57.51	$53.39	$45.24	$51.30

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.30		0.60	0.54	0.68	0.82	0.82
Net realized and unrealized gain (loss)	7.75		(13.31)	14.89	7.78	12.44	(2.98)

Total income (loss) from investment operations	8.05		(12.71)	15.43	8.46	13.26	(2.16)

Less Distributions
Distributions from net investment income	(0.62)		(0.49)	(0.87)	(0.88)	(1.03)	(0.83)
Distributions from net realized capital gains	(3.85)		(5.56)	(4.20)	(3.46)	(4.08)	(3.07)

Total distributions	(4.47)		(6.05)	(5.07)	(4.34)	(5.11)	(3.90)

Net Asset Value, End of Period	$52.69		$49.11	$67.87	$57.51	$53.39	$45.24

Total Return (%) (b)	16.55	(c)	(18.55)	27.99	17.74	30.77	(4.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.58	(d)	0.58	0.58	0.58	0.58	0.58
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.56	0.56	0.57	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.17	(d)	1.09	0.87	1.33	1.65	1.60
Portfolio turnover rate (%)	4	(c)	10	12	13	12	14
Net assets, end of period (in millions)	$11.9		$11.7	$17.2	$23.2	$21.8	$16.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MetLife Stock Index Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers five classes of shares: Class A, B, D, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-19

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-20

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $196,790,122, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-21

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(468,606,118)	$—	$—	$—	$(468,606,118)
Mutual Funds	(13,951,317)	—	—	—	(13,951,317)
Total Borrowings	$(482,557,435)	$—	$—	$—	$(482,557,435)
Gross amount of recognized liabilities for securities lending transactions					$(482,557,435)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Equity	Unrealized appreciation on futures contracts (a)	$597,510

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Equity
Futures contracts	$995,358

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Equity
Futures contracts	$1,133,760

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$16,640,833

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-22

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-23

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$309,095,152	$0	$601,894,762

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the annual rate of 0.250% of average daily net assets. Fees earned by Brighthouse Investment Advisers with respect to the Portfolio for the six months ended June 30, 2023 were $8,531,283.

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with MetLife Investment Management, LLC (“MIM”) with respect to managing the Portfolio. For providing subadvisory services to the Portfolio, Brighthouse Investment Advisers has agreed to pay MIM an investment subadvisory fee for each class of the Portfolio as follows:

% per annum	Average Daily Net Assets
0.020%	On the first $500 million
0.015%	Of the next $500 million
0.010%	Of the next $1 billion
0.005%	On amounts over $2 billion

Fees earned by MIM with respect to the Portfolio for the six months ended June 30, 2023 were $257,406.

BHFTII-24

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.005%	Over $500 million and under $1 billion
0.010%	Of the next $1 billion
0.015%	On amounts over $2 billion
An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Realized Gain / (Loss)	Change in Unrealized Appreciation / (Depreciation)	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
MetLife, Inc.	$9,600,170	$17,667	$(459,949)	$145,586	$(2,225,579)	$7,077,895	$134,199	125,206

8. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-25

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) — (Continued)

9. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$3,270,784,903

Gross unrealized appreciation	4,727,821,590
Gross unrealized (depreciation)	(211,023,441)

Net unrealized appreciation (depreciation)	$4,516,798,149

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$104,263,779	$146,110,100	$648,209,852	$488,720,904	$752,473,631	$634,831,004

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$93,784,150	$472,230,507	$3,679,184,055	$—	$4,245,198,712

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

10. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-26

Brighthouse Funds Trust II

MetLife Stock Index Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and F shares of the MFS Total Return Portfolio returned 4.32%, 4.20%, 4.24%, and 4.23%, respectively. The Portfolio’s benchmarks, the Standard & Poor’s (“S&P”) 500 Index¹ and the Bloomberg U.S. Aggregate Bond Index², returned 16.89% and 2.09%, respectively. A blend of the S&P 500 Index (60%) and the Bloomberg U.S. Aggregate Bond Index (40%) returned 10.81%.

MARKET ENVIRONMENT / CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially, but the effects of tighter monetary policy may not be fully experienced yet, given that monetary policy works with long and variable lags. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the U.S., concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy in early 2023. In developed markets, consumer demand, particularly for services, remained solid.

Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its blended benchmark during the reporting period. Overall, the equity portion of the Portfolio notably underperformed the S&P 500 Index, while the fixed income portion slightly outperformed the Bloomberg U.S. Aggregate Bond Index.

Within the equity portion of the Portfolio, an underweight allocation and stock selection within the Information Technology (“IT”) sector was the primary drag on performance relative to the S&P 500 Index. Within this sector, not owning shares of strong-performing computer and personal electronics maker Apple and computer graphics processor maker Nvidia, and an underweight position in software giant Microsoft weighed on relative results.

Stock selection and an overweight position in the Financials sector also weakened relative returns led by the Portfolio’s overweight positions in financial services providers Charles Schwab, Goldman Sachs Group and Truist Financial. Elsewhere, not holding shares of social networking service provider Meta Platforms, electric vehicle manufacturer Tesla, internet retailer Amazon.com, and an overweight position in global health services provider Cigna further held back relative results.

Conversely, an underweight position in the Real Estate sector contributed to relative performance. Stock selection within the Industrials sector also supported relative returns, led by the Portfolio’s overweight holding of leading diversified industrial manufacturer Eaton.

Within the fixed income portion of the Portfolio, there were no material factors that detracted from relative performance. An overweight to corporate bonds was additive, as was security selection and a down-in-credit-quality bias within the sector, particularly among Industrials. Out-of-benchmark exposure to Collateralized Loan Obligations (“CLOs”) also contributed to relative performance. Moreover, an underweight in U.S. Treasuries, which funded the overweight in various credit sectors, contributed as credit delivered excess returns over U.S. Treasuries.

At the end of June, the equity portion of the Portfolio had the largest overweight allocations in Financials and Industrials. In contrast, the largest underweight allocations were in IT and Consumer Discretionary. Over the trailing six months, the equity portion of the Portfolio increased its weighting in the IT, Communication Services and Industrials sectors, while decreasing its exposure to Financials and Health Care.

The fixed income portion of the Portfolio ended the period approximately neutral duration relative to the Bloomberg U.S. Aggregate Bond Index. The Portfolio was underweight U.S. Treasuries and overweight corporate bonds, Asset- Backed Securities, Commercial Mortgage-Backed Securities, Agency Mortgage-Backed Securities (“MBS”), and CLOs.

Over the trailing six months, the fixed income portion of the Portfolio increased exposure to Agency MBS and decreased exposure to U.S. Treasuries due to improving relative value in Agency MBS. In addition, the Portfolio increased exposure to corporate bonds, largely in A and BBB-rated issues.

BHFTII-1

Brighthouse Funds Trust II

MFS Total Return Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

The Portfolio utilized U.S. Treasury futures during the period for yield curve management purposes to ensure that overall portfolio duration and yield curve positioning was consistent with the team’s views. Specifically, U.S. Treasury futures used in the Portfolio reduced duration in the 10-year part of the curve, while adding duration in the 2-year, 5-year, and 30-year parts of the curve. Using U.S. Treasury futures instead of cash bonds to achieve this positioning allowed greater efficiency in modestly adjusting duration and yield positioning over the course of the period.

Steven Gorham

Joshua Marston

Johnathan Munko

Alexander Mackey

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The S&P 500 Index is an unmanaged index consisting of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-weighted index (stock price times number of shares outstanding) with each stock’s weight in the Index proportionate to its market value.

² The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

MFS Total Return Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX & THE S&P 500 INDEX & THE BLENDED INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MFS Total Return Portfolio
Class A	4.32	8.19	6.52	7.00
Class B	4.20	7.93	6.25	6.73
Class E	4.24	8.03	6.36	6.84
Class F	4.23	7.98	6.31	6.78
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52
S&P 500 Index	16.89	19.59	12.31	12.86
Blended Index	10.81	11.24	7.94	8.45

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Equity Sectors

% of Net Assets
Financials	14.4
Industrials	9.3
Health Care	9.2
Information Technology	7.9
Communication Services	4.8

Top Equity Holdings

% of Net Assets
Microsoft Corp.	2.6
Goldman Sachs Group, Inc. (The)	2.0
JPMorgan Chase & Co.	1.9
Eaton Corp. plc	1.9
Comcast Corp.	1.8

Top Fixed Income Sectors

% of Net Assets
Corporate Bonds & Notes	14.2
Agency Mortgage-Backed Securities	13.0
Asset-Backed Securities	4.6
U.S. Treasury	4.3
Non-Agency Mortgage-Backed Securities	1.8

Top Fixed Income Issuers

% of Net Assets
Fannie Mae 30 Yr. Pool	5.2
U.S. Treasury Bonds	2.9
Ginnie Mae II 30 Yr. Pool	2.8
Freddie Mac 30 Yr. Pool	1.6
U.S. Treasury Notes	1.4

BHFTII-3

Brighthouse Funds Trust II

MFS Total Return Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Total Return Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.61%	$1,000.00	$1,043.20	$3.09
	Hypothetical*	0.61%	$1,000.00	$1,021.77	$3.06

Class B (a)	Actual	0.86%	$1,000.00	$1,042.00	$4.35
	Hypothetical*	0.86%	$1,000.00	$1,020.53	$4.31

Class E (a)	Actual	0.76%	$1,000.00	$1,042.40	$3.85
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class F (a)	Actual	0.81%	$1,000.00	$1,042.30	$4.10
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—60.0% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.2%
General Dynamics Corp.	10,329	$2,222,284
Howmet Aerospace, Inc.	36,851	1,826,336
L3Harris Technologies, Inc.	18,305	3,583,570

		7,632,190

Automobile Components—1.3%
Aptiv plc (a)	47,376	4,836,616
Lear Corp. (b)	22,971	3,297,487

		8,134,103

Banks—4.1%
Bank of America Corp.	261,746	7,509,493
JPMorgan Chase & Co.	80,724	11,740,499
PNC Financial Services Group, Inc. (The)	19,494	2,455,269
Truist Financial Corp.	131,578	3,993,392

		25,698,653

Beverages—0.8%
Constellation Brands, Inc. - Class A	12,514	3,080,071
Diageo plc	43,706	1,874,810

		4,954,881

Biotechnology—0.3%
Vertex Pharmaceuticals, Inc. (a)	5,149	1,811,985

Building Products—2.3%
Johnson Controls International plc	111,340	7,586,708
Masco Corp.	116,009	6,656,596

		14,243,304

Capital Markets—6.0%
Cboe Global Markets, Inc.	18,618	2,569,470
Charles Schwab Corp. (The)	175,156	9,927,842
CME Group, Inc.	11,192	2,073,766
Goldman Sachs Group, Inc. (The)	39,267	12,665,178
Invesco, Ltd. (b)	79,228	1,331,823
Morgan Stanley	55,655	4,752,937
Northern Trust Corp.	49,680	3,683,275

		37,004,291

Chemicals—1.9%
Axalta Coating Systems, Ltd. (a)	123,897	4,065,061
DuPont de Nemours, Inc.	48,667	3,476,770
PPG Industries, Inc.	30,168	4,473,914

		12,015,745

Construction Materials—0.4%
Vulcan Materials Co.	10,966	2,472,175

Consumer Staples Distribution & Retail—0.9%
Dollar Tree, Inc. (a)	5,753	825,555
Walmart, Inc.	28,532	4,484,660

		5,310,215

Distributors—0.7%
LKQ Corp.	70,925	4,132,800

Electric Utilities—2.4%
Duke Energy Corp.	38,138	3,422,504
Exelon Corp.	66,104	2,693,077
PG&E Corp. (a)	241,402	4,171,427
Southern Co. (The)	65,337	4,589,924

		14,876,932

Electrical Equipment—2.7%
Eaton Corp. plc	57,667	11,596,833
Regal Rexnord Corp.	32,922	5,066,696

		16,663,529

Entertainment—0.4%
Electronic Arts, Inc.	14,536	1,885,319
Warner Bros Discovery, Inc. (a)	51,732	648,719

		2,534,038

Financial Services—1.0%
Fidelity National Information Services, Inc.	43,985	2,405,980
Fiserv, Inc. (a)	28,043	3,537,624

		5,943,604

Food Products—0.8%
Archer-Daniels-Midland Co.	24,954	1,885,524
Danone S.A.	28,243	1,730,642
J.M. Smucker Co. (The)	8,744	1,291,226

		4,907,392

Ground Transportation—0.9%
Union Pacific Corp.	28,234	5,777,241

Health Care Equipment & Supplies—1.7%
Becton Dickinson & Co.	7,619	2,011,492
Boston Scientific Corp. (a)	46,852	2,534,225
Medtronic plc	70,919	6,247,964

		10,793,681

Health Care Providers & Services—2.4%
Cigna Group (The)	32,916	9,236,230
McKesson Corp.	13,250	5,661,857

		14,898,087

Hotels, Restaurants & Leisure—0.5%
Booking Holdings, Inc. (a)	508	1,371,768
Wendy’s Co. (The)	67,091	1,459,229

		2,830,997

Industrial Conglomerates—0.6%
Honeywell International, Inc.	19,495	4,045,213

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Insurance—3.3%
Aon plc - Class A	21,825	$7,533,990
Chubb, Ltd.	29,247	5,631,802
Travelers Cos., Inc. (The)	14,740	2,559,748
Willis Towers Watson plc	21,381	5,035,226

		20,760,766

Interactive Media & Services—1.1%
Alphabet, Inc. - Class A (a)	57,174	6,843,728

IT Services—1.5%
Accenture plc - Class A	11,025	3,402,094
Amdocs, Ltd.	38,013	3,757,585
Cognizant Technology Solutions Corp. - Class A	33,206	2,167,688

		9,327,367

Life Sciences Tools & Services—0.9%
Danaher Corp.	7,303	1,752,720
ICON plc (a) (b)	14,687	3,674,687

		5,427,407

Machinery—1.2%
Ingersoll Rand, Inc.	63,225	4,132,386
Stanley Black & Decker, Inc.	34,410	3,224,561

		7,356,947

Media—2.5%
Comcast Corp. - Class A	271,248	11,270,354
Omnicom Group, Inc.	45,500	4,329,325

		15,599,679

Metals & Mining—0.2%
Glencore plc	258,409	1,465,835

Multi-Utilities—0.3%
National Grid plc	122,639	1,620,566

Oil, Gas & Consumable Fuels—3.2%
ConocoPhillips	69,038	7,153,027
Hess Corp.	42,543	5,783,721
Pioneer Natural Resources Co.	19,752	4,092,220
Suncor Energy, Inc.	103,644	3,040,276

		20,069,244

Personal Care Products—0.2%
Kenvue, Inc. (a) (b)	46,609	1,231,410

Pharmaceuticals—3.9%
Bayer AG	71,440	3,949,630
Johnson & Johnson	57,206	9,468,737
Merck & Co., Inc.	11,762	1,357,217
Organon & Co.	45,175	940,092
Pfizer, Inc.	131,199	4,812,379

Pharmaceuticals—(Continued)
Roche Holding AG	11,944	3,650,033

		24,178,088

Professional Services—0.3%
Dun & Bradstreet Holdings, Inc. (b)	157,977	1,827,794

Semiconductors & Semiconductor Equipment—3.0%
Analog Devices, Inc.	5,830	1,135,742
Applied Materials, Inc.	28,069	4,057,093
Intel Corp.	148,457	4,964,402
NXP Semiconductors NV	28,277	5,787,737
Taiwan Semiconductor Manufacturing Co., Ltd. (ADR)	24,933	2,516,238

		18,461,212

Software—3.0%
Microsoft Corp.	46,492	15,832,386
Oracle Corp.	21,599	2,572,225

		18,404,611

Specialty Retail—0.1%
Ross Stores, Inc.	8,389	940,659

Technology Hardware, Storage & Peripherals—0.2%
Seagate Technology Holdings plc	22,823	1,412,059

Tobacco—1.0%
Philip Morris International, Inc.	61,768	6,029,792

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc. (a)	34,271	4,760,242

Total Common Stocks (Cost $285,446,735)		372,398,462

U.S. Treasury & Government Agencies—17.3%

Agency Sponsored Mortgage-Backed—13.0%
Fannie Mae 15 Yr. Pool
2.000%, 12/01/36	80,123	71,030
2.000%, 03/01/37	28,158	24,962
2.000%, 04/01/37	224,885	199,362
2.000%, 05/01/37	2,809,915	2,491,004
2.500%, 11/01/31	18,494	17,107
2.500%, 10/01/36	122,485	111,529
2.500%, 05/01/37	33,956	30,908
2.500%, 09/01/37	446,692	406,587
2.500%, 11/01/37	264,025	240,320
3.000%, 11/01/28	44,248	42,178
3.000%, 09/01/30	28,895	27,473
3.000%, 12/01/31	455,623	428,894
3.000%, 08/01/33	18,515	17,365
3.000%, 10/01/33	422,552	396,221
3.000%, 12/01/33	38,135	35,759

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 20 Yr. Pool
1.500%, 02/01/42	32,461	$26,266
2.000%, 02/01/42	699,805	594,486
2.000%, 03/01/42	435,509	368,573
2.000%, 04/01/42	728,183	618,291
2.500%, 03/01/42	338,718	294,521
2.500%, 04/01/42	528,034	458,533
3.000%, 07/01/37	58,198	53,676
3.000%, 11/01/37	101,989	93,958
3.500%, 04/01/38	95,494	90,360
Fannie Mae 30 Yr. Pool
1.500%, 09/01/51	986,364	762,969
2.000%, 01/01/51	50,648	41,641
2.000%, 02/01/51	85,012	70,020
2.000%, 04/01/51	187,476	153,501
2.000%, 10/01/51	75,330	61,510
2.000%, 12/01/51	4,119,736	3,365,279
2.000%, 02/01/52	389,198	317,575
2.000%, 03/01/52	3,891,458	3,182,947
2.000%, 04/01/52	910,918	745,434
2.000%, 07/01/52	120,947	98,747
2.500%, 02/01/50	193,360	165,758
2.500%, 06/01/50	38,985	33,580
2.500%, 07/01/50	374,252	322,659
2.500%, 10/01/50	340,171	292,718
2.500%, 05/01/51	962,656	817,960
2.500%, 06/01/51	703,594	599,006
2.500%, 08/01/51	126,840	108,387
2.500%, 10/01/51	48,476	41,161
2.500%, 11/01/51	963,715	819,874
2.500%, 12/01/51	1,089,084	928,403
2.500%, 01/01/52	996,846	851,321
2.500%, 02/01/52	268,596	228,092
2.500%, 03/01/52	642,314	549,777
2.500%, 04/01/52	343,793	291,664
2.500%, 05/01/52	1,088,162	923,428
3.000%, 09/01/46	90,351	80,885
3.000%, 04/01/51	24,910	21,956
3.000%, 06/01/51	113,766	101,198
3.000%, 12/01/51	673,473	596,316
3.000%, 01/01/52	312,032	277,417
3.000%, 03/01/52	800,089	704,954
3.000%, 04/01/52	169,334	149,265
3.000%, 05/01/52	954,917	841,168
3.000%, 08/01/52	341,222	300,409
3.000%, 09/01/52	25,357	22,336
3.000%, 12/01/52	943,028	830,218
3.500%, 11/01/41	26,423	24,756
3.500%, 01/01/42	252,823	236,710
3.500%, 01/01/43	87,464	81,739
3.500%, 04/01/43	291,273	272,119
3.500%, 05/01/43	251,669	235,118
3.500%, 07/01/43	352,900	329,191
3.500%, 08/01/43	137,502	128,578
3.500%, 09/01/43	499,997	466,546
3.500%, 02/01/45	413,215	384,683
3.500%, 09/01/45	344,672	320,703

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
3.500%, 10/01/45	287,139	267,067
3.500%, 01/01/46	104,454	97,144
3.500%, 05/01/46	106,748	99,277
3.500%, 07/01/46	366,330	340,689
3.500%, 05/01/52	166,968	152,184
3.500%, 02/01/53	40,936	37,311
4.000%, 09/01/40	256,081	246,221
4.000%, 11/01/40	74,815	71,934
4.000%, 12/01/40	172,573	165,034
4.000%, 02/01/41	93,281	89,689
4.000%, 06/01/41	175,400	168,645
4.000%, 11/01/41	75,277	72,379
4.000%, 01/01/42	504,703	485,259
4.000%, 04/01/42	49,267	47,381
4.000%, 10/01/42	62,744	60,346
4.000%, 12/01/42	63,833	61,390
4.000%, 01/01/43	79,753	76,506
4.000%, 04/01/43	16,900	16,249
4.000%, 05/01/43	142,012	136,540
4.000%, 06/01/43	72,543	69,750
4.000%, 07/01/43	54,929	52,727
4.000%, 04/01/44	42,065	40,444
4.000%, 05/01/44	141,556	136,104
4.000%, 11/01/44	49,270	47,133
4.000%, 06/01/47	167,928	160,723
4.500%, 08/01/33	47,933	47,218
4.500%, 03/01/34	135,138	133,205
4.500%, 06/01/38	250,000	245,206
4.500%, 01/01/40	38,571	38,090
4.500%, 08/01/40	11,279	11,138
4.500%, 02/01/41	70,041	69,167
4.500%, 04/01/41	142,188	140,413
4.500%, 11/01/42	34,361	33,933
4.500%, 01/01/43	90,174	89,049
4.500%, 04/01/44	552,930	546,030
4.500%, 06/01/44	51,003	49,198
4.500%, 09/01/52	452,061	435,858
5.000%, 11/01/33	27,802	28,000
5.000%, 03/01/34	23,991	24,161
5.000%, 05/01/34	7,763	7,818
5.000%, 08/01/34	9,455	9,522
5.000%, 09/01/34	37,171	37,435
5.000%, 06/01/35	26,862	27,053
5.000%, 07/01/35	71,471	71,980
5.000%, 08/01/35	23,040	23,204
5.000%, 09/01/35	14,924	15,030
5.000%, 10/01/35	62,538	62,985
5.000%, 03/01/38	225,000	223,539
5.000%, 07/01/39	38,025	37,936
5.000%, 10/01/39	35,061	35,366
5.000%, 11/01/39	18,521	18,603
5.000%, 11/01/40	29,803	29,677
5.000%, 03/01/41	23,775	23,936
5.000%, 06/01/53	499,999	489,977
5.500%, 02/01/33	1,851	1,842
5.500%, 05/01/33	1,630	1,623

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
5.500%, 06/01/33	54,037	$54,753
5.500%, 07/01/33	45,160	46,208
5.500%, 11/01/33	27,623	28,019
5.500%, 01/01/34	32,264	32,461
5.500%, 02/01/34	36,995	37,620
5.500%, 03/01/34	16,267	16,286
5.500%, 04/01/34	17,102	17,029
5.500%, 05/01/34	95,314	96,127
5.500%, 06/01/34	135,991	138,803
5.500%, 07/01/34	35,324	35,397
5.500%, 09/01/34	138,517	138,862
5.500%, 10/01/34	124,044	124,643
5.500%, 11/01/34	177,813	179,793
5.500%, 12/01/34	57,150	57,320
5.500%, 01/01/35	105,780	108,445
5.500%, 04/01/35	28,385	29,005
5.500%, 07/01/35	7,169	7,135
5.500%, 09/01/35	71,821	73,675
5.500%, 11/01/52	1,563,036	1,558,876
6.000%, 02/01/32	32,534	32,854
6.000%, 03/01/34	9,315	9,462
6.000%, 04/01/34	90,473	92,154
6.000%, 06/01/34	85,182	87,450
6.000%, 07/01/34	53,159	54,317
6.000%, 08/01/34	79,996	81,612
6.000%, 10/01/34	48,530	49,221
6.000%, 11/01/34	21,617	21,868
6.000%, 12/01/34	6,769	6,835
6.000%, 08/01/35	5,073	5,118
6.000%, 09/01/35	13,712	13,965
6.000%, 10/01/35	33,481	34,122
6.000%, 11/01/35	3,416	3,446
6.000%, 12/01/35	30,416	31,004
6.000%, 02/01/36	41,936	42,408
6.000%, 04/01/36	16,820	16,984
6.000%, 06/01/36	4,053	4,204
6.000%, 07/01/37	27,127	27,592
6.000%, 12/01/52	99,443	101,962
6.000%, 02/01/53	144,586	150,737
6.500%, 06/01/31	7,878	8,133
6.500%, 09/01/31	15,420	15,756
6.500%, 02/01/32	5,149	5,336
6.500%, 07/01/32	25,593	26,637
6.500%, 08/01/32	15,526	16,010
6.500%, 01/01/33	11,681	11,978
6.500%, 04/01/34	30,930	31,694
6.500%, 06/01/34	9,340	9,546
6.500%, 04/01/36	9,740	9,945
6.500%, 05/01/36	14,941	15,266
6.500%, 02/01/37	34,463	35,364
6.500%, 05/01/37	5,799	5,921
6.500%, 07/01/37	14,692	15,030
Fannie Mae Pool 5.000%, 03/01/26	74,503	74,414

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae REMICS (CMO)
2.000%, 10/25/40	1,509	1,496
2.000%, 05/25/44	11,927	11,451
2.000%, 04/25/46	57,658	51,248
3.000%, 02/25/33 (c)	68,425	5,984
3.000%, 02/25/34	93,307	84,507
3.250%, 05/25/40	27,115	24,860
4.000%, 10/25/40	38,744	36,863
4.000%, 07/25/46 (c)	87,966	16,331
5.000%, 03/25/25	4,291	4,228
Freddie Mac 15 Yr. Gold Pool
4.500%, 08/01/24	8,656	8,554
Freddie Mac 15 Yr. Pool
2.000%, 04/01/37	469,876	416,548
2.500%, 04/01/37	203,025	184,812
2.500%, 05/01/37	133,953	121,974
Freddie Mac 20 Yr. Gold Pool
3.000%, 01/01/38	196,737	181,361
3.500%, 11/01/37	135,344	128,215
4.000%, 08/01/37	35,907	34,633
Freddie Mac 20 Yr. Pool 2.000%, 02/01/42	476,864	405,098
Freddie Mac 30 Yr. Gold Pool
3.000%, 10/01/42	237,359	214,516
3.000%, 04/01/43	586,593	530,151
3.000%, 05/01/43	502,738	454,370
3.000%, 05/01/46	204,198	183,905
3.000%, 10/01/46	460,191	412,389
3.000%, 11/01/46	479,814	430,176
3.500%, 02/01/42	193,840	181,694
3.500%, 04/01/42	132,448	124,152
3.500%, 12/01/42	346,854	325,121
3.500%, 04/01/43	61,261	57,421
3.500%, 07/01/43	16,655	15,568
3.500%, 08/01/43	201,090	187,770
3.500%, 12/01/45	111,359	103,685
3.500%, 12/01/46	161,631	149,820
4.000%, 11/01/40	161,683	155,634
4.000%, 01/01/41	349,381	336,305
4.000%, 04/01/44	124,348	119,139
4.500%, 04/01/35	14,142	13,951
4.500%, 07/01/39	61,150	60,456
4.500%, 09/01/39	33,956	33,571
4.500%, 10/01/39	19,076	18,860
4.500%, 12/01/39	30,284	29,940
4.500%, 05/01/42	55,302	54,675
5.000%, 09/01/33	54,231	54,681
5.000%, 03/01/34	17,218	17,167
5.000%, 04/01/34	10,070	10,154
5.000%, 08/01/35	11,038	11,130
5.000%, 11/01/35	20,697	20,869
5.000%, 12/01/36	14,601	14,722
5.000%, 07/01/39	99,974	100,807
5.500%, 12/01/33	73,713	75,132

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
5.500%, 01/01/34	47,597	$48,758
5.500%, 04/01/34	8,332	8,307
5.500%, 11/01/34	8,655	8,711
5.500%, 05/01/35	13,709	13,678
5.500%, 09/01/35	13,009	12,970
5.500%, 10/01/35	16,359	16,343
6.000%, 04/01/34	33,533	33,946
6.000%, 07/01/34	16,550	16,832
6.000%, 08/01/34	91,623	94,300
6.000%, 09/01/34	2,000	2,022
6.000%, 07/01/35	13,425	13,955
6.000%, 08/01/35	15,656	16,274
6.000%, 11/01/35	16,896	17,564
6.000%, 10/01/36	7,578	7,664
6.000%, 05/01/37	32,007	32,873
6.000%, 06/01/37	10,083	10,266
6.500%, 05/01/34	7,660	7,829
6.500%, 06/01/34	23,565	24,159
6.500%, 08/01/34	13,265	13,563
6.500%, 11/01/34	33,997	34,791
6.500%, 05/01/37	14,140	14,468
6.500%, 07/01/37	16,038	16,588
Freddie Mac 30 Yr. Pool
1.500%, 03/01/51	111,137	86,294
2.000%, 08/01/51	27,922	22,839
2.000%, 02/01/52	523,929	429,457
2.000%, 03/01/52	1,728,635	1,411,744
2.000%, 04/01/52	133,778	109,151
2.000%, 05/01/52	107,158	87,401
2.500%, 04/01/48	63,673	54,769
2.500%, 02/01/51	168,817	144,039
2.500%, 09/01/51	34,950	29,689
2.500%, 10/01/51	292,638	250,122
2.500%, 12/01/51	2,441,258	2,074,989
2.500%, 03/01/52	418,201	356,550
2.500%, 04/01/52	523,093	443,777
3.000%, 03/01/48	40,704	36,351
3.000%, 07/01/50	18,519	16,519
3.000%, 01/01/52	327,459	288,902
3.000%, 05/01/52	369,597	325,489
3.500%, 12/01/46	372,752	345,333
3.500%, 05/01/52	109,502	100,461
3.500%, 02/01/53	484,064	441,197
4.000%, 08/01/47	197,773	187,058
4.000%, 10/01/52	1,220,137	1,145,180
4.500%, 10/01/52	501,566	482,285
5.000%, 05/01/23	40,991	40,315
5.000%, 10/01/35	34,116	34,267
5.000%, 08/01/52	554,784	544,918
5.000%, 02/01/53	809,009	792,793
5.500%, 04/01/53	199,094	200,369
6.000%, 03/01/36	12,914	13,040
6.000%, 01/01/53	475,000	479,161
6.500%, 10/01/34	24,059	24,822

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac Multifamily Structured Pass-Through Certificates
0.324%, 11/25/27 (c) (d)	5,207,000	46,608
0.376%, 12/25/27 (c) (d)	3,235,000	35,025
0.399%, 11/25/24 (c) (d)	4,908,000	18,538
0.406%, 09/25/27 (c) (d)	3,341,000	39,095
0.414%, 11/25/27 (c) (d)	3,604,046	38,382
0.415%, 12/25/27 (c) (d)	3,579,000	45,203
0.420%, 01/25/31 (c) (d)	1,569,135	29,785
0.433%, 11/25/32 (c) (d)	2,628,900	51,919
0.436%, 08/25/24 (c) (d)	4,897,000	25,543
0.441%, 11/25/31 (c) (d)	2,325,421	57,581
0.456%, 11/25/27 (c) (d)	3,260,827	40,392
0.459%, 08/25/27 (c) (d)	3,107,000	42,183
0.465%, 10/25/24 (c) (d)	5,624,021	17,901
0.492%, 12/25/27 (c) (d)	5,551,011	79,437
0.505%, 08/25/24 (c) (d)	7,803,180	31,403
0.553%, 08/25/27 (c) (d)	2,044,423	30,646
0.597%, 12/25/31 (c) (d)	2,074,891	69,858
0.608%, 08/25/31 (c) (d)	484,179	16,138
0.612%, 03/25/31 (c) (d)	1,258,922	39,195
0.632%, 09/25/31 (c) (d)	1,578,796	55,611
0.636%, 07/25/24 (c) (d)	4,483,000	25,181
0.665%, 12/25/31 (c) (d)	3,517,256	134,497
0.707%, 07/25/27 (c) (d)	3,760,472	72,769
0.727%, 07/25/24 (c) (d)	1,327,659	5,538
0.777%, 06/25/27 (c) (d)	4,356,000	104,034
0.828%, 03/25/31 (c) (d)	539,591	25,392
0.873%, 01/25/31 (c) (d)	658,188	32,041
0.885%, 06/25/27 (c) (d)	1,435,270	34,667
0.955%, 09/25/31 (c) (d)	453,515	25,385
1.027%, 01/25/31 (c) (d)	441,180	25,499
1.039%, 07/25/31 (c) (d)	361,575	22,251
1.041%, 04/25/24 (c) (d)	1,287,726	6,244
1.172%, 11/25/30 (c) (d)	400,945	26,130
1.220%, 07/25/29 (c) (d)	255,494	13,647
1.263%, 09/25/30 (c) (d)	229,735	15,937
1.268%, 08/25/29 (c) (d)	1,582,225	89,034
1.325%, 05/25/31 (c) (d)	240,722	18,614
1.436%, 06/25/30 (c) (d)	396,103	30,691
1.704%, 08/25/30 (c) (d)	357,560	33,261
1.769%, 05/25/30 (c) (d)	384,386	36,260
1.907%, 05/25/30 (c) (d)	1,002,928	101,769
1.916%, 04/25/30 (c) (d)	300,000	30,420
1.985%, 04/25/30 (c) (d)	808,011	82,844
3.060%, 07/25/23 (d)	3,136	3,124
3.458%, 08/25/23 (d)	277,432	276,313
Freddie Mac REMICS (CMO)
3.000%, 07/15/39	36,386	33,648
3.500%, 08/15/42	144,210	133,518
4.500%, 12/15/40 (c)	11,532	962
5.000%, 01/15/40	48,629	48,221
5.500%, 02/15/36 (c)	16,454	2,584
Ginnie Mae I 30 Yr. Pool
3.500%, 12/15/41	203,492	191,931
3.500%, 02/15/42	34,790	32,814
4.500%, 09/15/33	25,395	24,899

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
4.500%, 11/15/39	55,582	$54,859
4.500%, 03/15/40	86,777	85,476
4.500%, 04/15/40	86,475	84,339
4.500%, 06/15/40	28,411	27,801
5.000%, 03/15/34	8,891	8,982
5.000%, 06/15/34	21,530	21,751
5.000%, 12/15/34	7,411	7,430
5.000%, 06/15/35	5,673	5,662
5.500%, 11/15/32	39,570	39,735
5.500%, 08/15/33	59,068	59,342
5.500%, 12/15/33	41,930	42,618
5.500%, 09/15/34	26,897	27,257
5.500%, 10/15/35	7,208	7,249
6.000%, 12/15/28	10,621	10,779
6.000%, 12/15/31	5,187	5,255
6.000%, 03/15/32	802	811
6.000%, 10/15/32	59,583	62,269
6.000%, 01/15/33	383	390
6.000%, 02/15/33	956	969
6.000%, 04/15/33	59,974	62,648
6.000%, 08/15/33	412	417
6.000%, 07/15/34	22,720	23,124
6.000%, 09/15/34	16,855	17,049
6.000%, 01/15/38	42,889	44,230
Ginnie Mae II 30 Yr. Pool
2.000%, 01/20/52	1,182,349	993,821
2.000%, 03/20/52	839,426	705,428
2.500%, 08/20/51	271,455	235,379
2.500%, 09/20/51	1,106,111	958,794
2.500%, 11/20/51	1,028,048	890,093
2.500%, 04/20/52	2,208,399	1,912,644
3.000%, 04/20/45	82,544	75,244
3.000%, 04/20/46	37,212	33,871
3.000%, 08/20/46	40,728	36,999
3.000%, 09/20/46	92,863	84,425
3.000%, 11/20/47	437,335	395,920
3.000%, 01/20/48	611,912	554,363
3.000%, 02/20/48	36,591	33,039
3.000%, 04/20/48	12,593	11,391
3.000%, 11/20/51	172,235	154,372
3.000%, 02/20/52	158,249	141,642
3.000%, 05/20/52	214,616	191,919
3.000%, 06/20/52	831,674	743,814
3.000%, 11/20/52	460,869	412,332
3.500%, 06/20/43	211,615	199,413
3.500%, 07/20/43	264,420	249,143
3.500%, 11/20/47	35,826	33,510
3.500%, 03/20/48	418,143	391,151
3.500%, 10/20/52	697,078	643,286
4.000%, 01/20/41	232,773	226,014
4.000%, 02/20/41	58,175	56,486
4.000%, 04/20/41	46,762	45,406
4.000%, 02/20/42	60,057	58,313
4.000%, 09/20/52	97,252	92,015
4.000%, 10/20/52	806,512	763,080

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.500%, 07/20/33	4,216	4,186
4.500%, 09/20/33	2,819	2,799
4.500%, 12/20/34	1,663	1,652
4.500%, 03/20/35	13,574	13,480
4.500%, 01/20/41	65,663	65,205
4.500%, 09/20/52	1,505,608	1,453,687
4.500%, 11/20/52	664,437	641,327
4.500%, 12/20/52	714,951	690,067
5.000%, 07/20/33	10,577	10,592
5.000%, 01/20/53	49,692	48,843
5.000%, 03/20/53	546,715	537,376
5.000%, 05/20/53	1,446,990	1,422,274
5.000%, TBA (e)	50,000	49,133
5.500%, 02/20/53	622,143	619,479
5.500%, 04/20/53	448,674	446,686
5.500%, TBA (e)	275,000	273,711
6.000%, 01/20/35	14,634	15,313
6.000%, 02/20/35	7,128	7,457
6.000%, 04/20/35	12,517	13,096
Government National Mortgage Association (CMO)
0.589%, 02/16/59 (c) (d)	763,232	25,129
4.000%, 07/20/41	47,555	45,502
4.500%, 10/20/33	105,124	100,400
4.500%, 09/20/41	29,345	28,213
Uniform Mortgage-Backed Securities 15 Yr. Pool
4.500%, TBA (e)	250,000	245,117
5.000%, TBA (e)	250,000	248,350
Uniform Mortgage-Backed Securities 30 Yr. Pool
2.000%, TBA (e)	1,775,000	1,447,388
3.000%, TBA (e)	275,000	242,011
5.000%, TBA (e)	400,000	391,937

		80,800,116

U.S. Treasury—4.3%
U.S. Treasury Bonds
1.750%, 08/15/41	2,600,000	1,826,602
1.875%, 11/15/51	650,000	429,051
2.250%, 02/15/52	2,200,000	1,589,844
2.375%, 02/15/42	1,800,000	1,401,398
2.375%, 11/15/49	11,245,000	8,396,413
2.500%, 02/15/45	68,000	52,647
2.875%, 05/15/43	2,550,000	2,132,936
2.875%, 11/15/46	2,439,000	2,010,174
U.S. Treasury Notes
0.375%, 11/30/25 (f)	3,400,000	3,069,031
2.500%, 03/31/27	6,200,000	5,810,320

		26,718,416

Total U.S. Treasury & Government Agencies (Cost $121,491,465)		107,518,532

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—14.2%

Security Description	Principal Amount*	Value

Aerospace/Defense—0.1%
BAE Systems plc 3.400%, 04/15/30 (144A)	336,000	$303,835
Raytheon Technologies Corp. 4.125%, 11/16/28	502,000	483,494

		787,329

Agriculture—0.4%
BAT International Finance plc 4.448%, 03/16/28	1,224,000	1,155,345
Philip Morris International, Inc.
5.125%, 11/17/27 (b)	250,000	250,765
5.125%, 02/15/30	301,000	297,611
5.625%, 11/17/29	108,000	110,045
5.750%, 11/17/32	476,000	487,460

		2,301,226

Auto Manufacturers—0.2%
Hyundai Capital America 2.650%, 02/10/25 (144A) (b)	256,000	242,609
Stellantis Finance U.S., Inc. 2.691%, 09/15/31 (144A)	1,012,000	808,675
Volkswagen Group of America Finance LLC 3.350%, 05/13/25 (144A) (b)	305,000	292,110

		1,343,394

Auto Parts & Equipment—0.1%
Lear Corp. 4.250%, 05/15/29 (b)	217,000	202,657
Magna International, Inc. 2.450%, 06/15/30 (b)	620,000	524,939

		727,596

Banks—2.8%
Bank of America Corp.
2.572%, SOFR + 1.210%, 10/20/32 (b) (d)	961,000	782,735
3.366%, 3M TSFR + 1.072%, 01/23/26 (b) (d)	527,000	504,925
Barclays plc
2.894%, 1Y H15 + 1.300%, 11/24/32 (d)	259,000	203,825
7.437%, 1Y H15 + 3.500%, 11/02/33 (d)	574,000	621,005
Deutsche Bank AG
2.311%, SOFR + 1.219%, 11/16/27 (d)	258,000	221,709
6.720%, SOFR + 3.180%, 01/18/29 (b) (d)	628,000	628,895
Goldman Sachs Group, Inc. (The)
2.383%, SOFR + 1.248%, 07/21/32 (d)	891,000	713,690
2.600%, 02/07/30 (b)	667,000	568,069
HSBC Holdings plc
4.000%, 5Y H15 + 3.222%, 03/09/26 (d)	200,000	169,142
4.700%, 5Y H15 + 3.250%, 03/09/31 (b) (d)	332,000	248,307
JPMorgan Chase & Co.
2.545%, SOFR + 1.180%, 11/08/32 (d)	1,450,000	1,188,020
2.739%, 3M TSFR + 1.510%, 10/15/30 (b) (d)	277,000	238,614
2.963%, SOFR + 1.260%, 01/25/33 (d)	555,000	467,539
3.782%, 3M TSFR + 1.599%, 02/01/28 (b) (d)	1,110,000	1,055,875
3.897%, 3M TSFR + 1.482%, 01/23/49 (d)	320,000	258,665

Banks—(Continued)
Macquarie Group, Ltd. 4.442%, SOFR + 2.405%, 06/21/33 (144A) (d)	1,713,000	1,527,539
Mitsubishi UFJ Financial Group, Inc. 2.852%, 1Y H15 + 1.100%, 01/19/33 (b) (d)	920,000	758,220
Morgan Stanley
2.699%, SOFR + 1.143%, 01/22/31 (d)	718,000	610,654
2.943%, SOFR + 1.290%, 01/21/33 (d)	919,000	763,898
Northern Trust Corp. 6.125%, 11/02/32 (b)	761,000	788,961
Royal Bank of Canada 1.150%, 06/10/25 (b)	850,000	784,638
State Street Corp. 2.901%, SOFR + 2.600%, 03/30/26 (b) (d)	108,000	102,993
Sumitomo Mitsui Financial Group, Inc. 2.472%, 01/14/29 (b)	1,536,000	1,309,775
UBS Group AG 2.095%, 1Y H15 + 1.000%, 02/11/32 (144A) (b) (d)	1,883,000	1,426,142
Wells Fargo & Co. 3.350%, SOFR + 1.500%, 03/02/33 (d)	1,499,000	1,282,925

		17,226,760

Beverages—0.4%
Anheuser-Busch InBev Worldwide, Inc.
4.375%, 04/15/38	208,000	192,582
8.000%, 11/15/39	868,000	1,095,026
Constellation Brands, Inc. 3.500%, 05/09/27 (b)	456,000	431,457
Diageo Capital plc 2.375%, 10/24/29	835,000	723,720
Keurig Dr Pepper, Inc. 3.200%, 05/01/30 (b)	93,000	83,390

		2,526,175

Building Materials—0.2%
Carrier Global Corp. 3.377%, 04/05/40 (b)	665,000	510,504
Martin Marietta Materials, Inc. 2.500%, 03/15/30	56,000	47,315
Masco Corp. 2.000%, 02/15/31 (b)	1,141,000	900,052
Vulcan Materials Co. 3.500%, 06/01/30 (b)	115,000	103,895

		1,561,766

Chemicals—0.1%
RPM International, Inc. 2.950%, 01/15/32 (b)	443,000	350,444
Sherwin-Williams Co. (The) 2.300%, 05/15/30 (b)	461,000	387,095

		737,539

Commercial Services—0.6%
Ashtead Capital, Inc. 5.500%, 08/11/32 (144A)	764,000	739,218

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Commercial Services—(Continued)
ERAC USA Finance LLC 7.000%, 10/15/37 (144A)	602,000	$687,939
Experian Finance plc 4.250%, 02/01/29 (144A)	533,000	504,962
Global Payments, Inc.
1.200%, 03/01/26 (b)	583,000	518,098
2.900%, 11/15/31 (b)	467,000	379,910
RELX Capital, Inc. 3.000%, 05/22/30 (b)	174,000	155,123
Verisk Analytics, Inc.
4.125%, 03/15/29 (b)	570,000	544,105
5.750%, 04/01/33 (b)	413,000	432,367

		3,961,722

Cosmetics/Personal Care—0.2%
Haleon U.S. Capital LLC 3.375%, 03/24/29	542,000	492,473
Kenvue, Inc. 4.900%, 03/22/33 (144A)	566,000	572,687

		1,065,160

Diversified Financial Services—1.3%
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
2.450%, 10/29/26	1,700,000	1,518,356
3.650%, 07/21/27	320,000	293,070
4.875%, 01/16/24	150,000	148,946
Air Lease Corp.
2.200%, 01/15/27 (b)	410,000	363,565
2.875%, 01/15/32	538,000	431,986
Avolon Holdings Funding, Ltd.
3.250%, 02/15/27 (144A) (b)	640,000	570,178
4.375%, 05/01/26 (144A)	215,000	200,890
Capital One Financial Corp.
3.273%, SOFR + 1.790%, 03/01/30 (d)	1,091,000	926,345
3.750%, 03/09/27 (b)	554,000	516,014
Charles Schwab Corp. (The) 5.853%, SOFR + 2.500%, 05/19/34 (b) (d)	842,000	854,534
Intercontinental Exchange, Inc. 2.100%, 06/15/30 (b)	657,000	549,834
LPL Holdings, Inc. 4.375%, 05/15/31 (144A) (b)	693,000	598,729
Morgan Stanley Domestic Holdings, Inc. 4.500%, 06/20/28	310,000	298,596
Raymond James Financial, Inc. 4.950%, 07/15/46	696,000	627,694

		7,898,737

Electric—1.2%
American Electric Power Co., Inc. 5.950%, 11/01/32 (b)	368,000	383,683
Brazos Securitization LLC 5.243%, 09/01/40 (144A)	448,000	447,255
Duke Energy Carolinas LLC 4.950%, 01/15/33	1,151,000	1,142,474

Electric—(Continued)
Duke Energy Corp.
2.650%, 09/01/26 (b)	99,000	91,498
4.500%, 08/15/32 (b)	875,000	824,939
Electricite de France S.A. 6.900%, 05/23/53 (144A)	200,000	207,245
Enel Finance International NV 6.800%, 10/14/25 (144A)	315,000	320,867
Evergy, Inc. 2.900%, 09/15/29	505,000	440,658
Exelon Corp. 4.050%, 04/15/30	533,000	498,076
FirstEnergy Corp. 3.400%, 03/01/50	330,000	227,423
Georgia Power Co. 3.700%, 01/30/50	44,000	33,640
Jersey Central Power & Light Co.
2.750%, 03/01/32 (144A)	275,000	226,825
4.300%, 01/15/26 (144A)	422,000	408,173
Oncor Electric Delivery Co. LLC 5.750%, 03/15/29 (b)	646,000	670,505
Pacific Gas and Electric Co.
2.100%, 08/01/27 (b)	145,000	123,857
2.500%, 02/01/31	466,000	364,824
3.000%, 06/15/28 (b)	418,000	360,282
3.300%, 08/01/40 (b)	283,000	190,661
Xcel Energy, Inc. 3.400%, 06/01/30 (b)	297,000	264,470

		7,227,355

Electronics—0.1%
Arrow Electronics, Inc. 2.950%, 02/15/32 (b)	749,000	618,114

Entertainment—0.1%
Warnermedia Holdings, Inc.
5.050%, 03/15/42	564,000	475,377
5.141%, 03/15/52	493,000	401,424

		876,801

Environmental Control—0.0%
Republic Services, Inc. 1.450%, 02/15/31 (b)	272,000	213,466

Gas—0.2%
APA Infrastructure, Ltd.
4.200%, 03/23/25 (144A) (b)	1,100,000	1,066,250
4.250%, 07/15/27 (144A) (b)	84,000	80,020
East Ohio Gas Co. (The)
2.000%, 06/15/30 (144A)	365,000	294,054
NiSource, Inc. 5.650%, 02/01/45	136,000	135,877

		1,576,201

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.1%
Alcon Finance Corp. 2.600%, 05/27/30 (144A)	200,000	$170,467
Boston Scientific Corp. 2.650%, 06/01/30 (b)	470,000	409,497

		579,964

Healthcare-Services—0.6%
Adventist Health System 5.430%, 03/01/32 (b)	731,000	724,676
HCA, Inc.
4.125%, 06/15/29	567,000	524,695
4.375%, 03/15/42 (144A)	348,000	287,483
5.125%, 06/15/39 (b)	522,000	484,250
Humana, Inc.
3.700%, 03/23/29	543,000	497,320
5.875%, 03/01/33	486,000	505,053
Laboratory Corp. of America Holdings 4.700%, 02/01/45	152,000	131,646
Northwell Healthcare, Inc.
3.979%, 11/01/46	51,000	39,857
4.260%, 11/01/47	407,000	334,015

		3,528,995

Insurance—0.7%
AIA Group, Ltd. 3.375%, 04/07/30 (144A) (b)	804,000	734,981
Aon Corp.
3.750%, 05/02/29 (b)	539,000	498,929
4.500%, 12/15/28 (b)	564,000	542,657
Brown & Brown, Inc. 4.200%, 03/17/32	618,000	554,980
Corebridge Financial, Inc. 3.900%, 04/05/32 (b)	955,000	829,797
Fairfax Financial Holdings Ltd. 5.625%, 08/16/32	870,000	840,404
Liberty Mutual Group, Inc. 3.951%, 10/15/50 (144A)	331,000	242,073

		4,243,821

Internet—0.1%
Booking Holdings, Inc. 4.625%, 04/13/30	424,000	413,129

Lodging—0.3%
Las Vegas Sands Corp. 3.900%, 08/08/29 (b)	257,000	229,311
Marriott International, Inc.
2.750%, 10/15/33 (b)	475,000	377,504
2.850%, 04/15/31	2,000	1,681
4.000%, 04/15/28 (b)	553,000	521,516
4.625%, 06/15/30 (b)	582,000	557,254

		1,687,266

Machinery-Diversified—0.2%
CNH Industrial Capital LLC
1.875%, 01/15/26	135,000	123,276
4.200%, 01/15/24 (b)	540,000	534,628
Westinghouse Air Brake Technologies Corp.
3.200%, 06/15/25 (b)	248,000	235,387
4.950%, 09/15/28	660,000	635,728

		1,529,019

Media—0.5%
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
3.500%, 06/01/41	628,000	424,782
5.250%, 04/01/53 (b)	505,000	407,880
5.375%, 05/01/47	132,000	109,105
6.384%, 10/23/35 (b)	310,000	302,153
Cox Communications, Inc. 1.800%, 10/01/30 (144A)	404,000	317,783
Time Warner Cable Enterprises LLC 8.375%, 07/15/33	592,000	650,295
Walt Disney Co. (The) 3.500%, 05/13/40 (b)	1,344,000	1,111,236

		3,323,234

Mining—0.4%
Anglo American Capital plc
2.625%, 09/10/30 (144A) (b)	1,340,000	1,105,342
3.875%, 03/16/29 (144A) (b)	200,000	181,750
5.625%, 04/01/30 (144A)	524,000	521,604
Glencore Funding LLC
2.500%, 09/01/30 (144A)	502,000	411,051
2.850%, 04/27/31 (144A) (b)	208,000	171,691

		2,391,438

Oil & Gas—0.6%
BP Capital Markets America, Inc. 2.721%, 01/12/32 (b)	1,226,000	1,040,941
Eni S.p.A. 4.750%, 09/12/28 (144A)	1,046,000	1,021,228
Phillips 66 2.150%, 12/15/30 (b)	904,000	737,654
Valero Energy Corp. 6.625%, 06/15/37 (b)	596,000	639,498

		3,439,321

Pharmaceuticals—0.0%
Cigna Group (The) 3.200%, 03/15/40	148,000	113,772

Pipelines—0.7%
Cheniere Corpus Christi Holdings LLC 3.700%, 11/15/29 (b)	514,000	465,383
Enbridge, Inc. 2.500%, 01/15/25	273,000	259,623
Energy Transfer L.P. 5.750%, 02/15/33 (b)	631,000	635,130

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Pipelines—(Continued)
Kinder Morgan Energy Partners L.P. 4.150%, 02/01/24	522,000	$516,884
ONEOK, Inc. 4.950%, 07/13/47	729,000	600,734
Plains All American Pipeline L.P. / PAA Finance Corp. 3.800%, 09/15/30 (b)	538,000	477,360
Sabine Pass Liquefaction LLC 4.500%, 05/15/30 (b)	147,000	139,733
Spectra Energy Partners L.P. 3.375%, 10/15/26	236,000	221,570
Targa Resources Corp.
4.200%, 02/01/33	217,000	192,075
6.125%, 03/15/33 (b)	647,000	661,098

		4,169,590

Real Estate Investment Trusts—0.7%
Boston Properties L.P. 2.550%, 04/01/32	389,000	293,144
Brixmor Operating Partnership L.P.
4.050%, 07/01/30 (b)	512,000	461,500
4.125%, 05/15/29	51,000	45,492
Crown Castle, Inc.
1.350%, 07/15/25 (b)	213,000	194,734
3.650%, 09/01/27 (b)	843,000	787,921
Equinix, Inc.
1.800%, 07/15/27 (b)	517,000	447,891
2.500%, 05/15/31 (b)	618,000	503,173
2.625%, 11/18/24 (b)	800,000	763,982
GLP Capital L.P. / GLP Financing II, Inc. 5.300%, 01/15/29 (b)	513,000	488,455
Realty Income Corp. 3.250%, 01/15/31	153,000	133,728

		4,120,020

Retail—0.3%
Alimentation Couche-Tard, Inc. 3.439%, 05/13/41 (144A)	619,000	446,013
Best Buy Co., Inc. 4.450%, 10/01/28 (b)	587,000	568,309
Genuine Parts Co. 2.750%, 02/01/32 (b)	814,000	667,937

		1,682,259

Semiconductors—0.3%
Broadcom, Inc.
3.187%, 11/15/36 (144A)	803,000	606,870
3.469%, 04/15/34 (144A)	347,000	284,647
4.150%, 11/15/30	153,000	140,767
4.300%, 11/15/32 (b)	395,000	362,326
4.926%, 05/15/37 (144A)	208,000	188,241

		1,582,851

Shipbuilding—0.0%
Huntington Ingalls Industries, Inc.
3.844%, 05/01/25 (b)	158,000	151,921

Software—0.2%
Fiserv, Inc. 2.650%, 06/01/30	198,000	168,737
Oracle Corp. 4.900%, 02/06/33	213,000	206,760
Roper Technologies, Inc.
2.000%, 06/30/30 (b)	422,000	344,898
2.950%, 09/15/29	128,000	113,157
4.200%, 09/15/28	222,000	213,005

		1,046,557

Telecommunications—0.5%
Rogers Communications, Inc. 3.800%, 03/15/32 (144A)	1,514,000	1,323,420
T-Mobile USA, Inc.
2.050%, 02/15/28 (b)	557,000	482,967
4.500%, 04/15/50	57,000	48,909
Verizon Communications, Inc.
3.150%, 03/22/30 (b)	310,000	275,462
4.272%, 01/15/36 (b)	459,000	413,852
4.812%, 03/15/39 (b)	573,000	536,096
Vodafone Group plc 5.625%, 02/10/53 (b)	214,000	209,790

		3,290,496

Total Corporate Bonds & Notes (Cost $99,305,427)		87,942,994

Asset-Backed Securities—4.6%

Asset-Backed - Automobile—0.3%
Chesapeake Funding II LLC 5.650%, 05/15/35	664,476	659,153
Credit Acceptance Auto Loan Trust 1.380%, 07/15/30 (144A)	328,000	308,432
GLS Auto Select Receivables Trust 6.270%, 08/16/27	536,988	535,672
Santander Drive Auto Receivables Trust 4.370%, 05/15/25	51,856	51,781
Toyota Lease Owner Trust 5.300%, 08/20/25	144,000	143,322

		1,698,360

Asset-Backed - Home Equity—0.0%
Bayview Financial Revolving Asset Trust 6.778%, 1M LIBOR + 1.600%, 12/28/40 (144A) (d)	143,595	208,312
GMACM Home Equity Loan Trust 5.805%, 10/25/36 (d)	27,517	27,219
Home Equity Loan Trust 4.223%, 12/25/35 (d)	20,344	20,204

		255,735

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—4.3%
ACRES Commercial Realty, Ltd. 6.966%, 1M TSFR + 1.864%, 01/15/37 (144A) (d)	535,500	$519,900
Allegro CLO IV, Ltd. 6.810%, 3M LIBOR + 1.550%, 01/15/30 (144A) (d)	702,748	689,217
Arbor Realty Commercial Real Estate Notes, Ltd.
6.419%, 1M LIBOR + 1.200%, 12/15/35 (144A) (d)	625,000	603,986
6.793%, 1M LIBOR + 1.600%, 08/15/34 (144A) (d)	522,000	490,928
7.167%, SOFR30A + 2.100%, 01/15/37 (144A) (d)	1,466,500	1,415,784
BSPRT Issuer, Ltd.
6.493%, 1M LIBOR + 1.300%, 03/15/36 (144A) (d)	1,463,000	1,400,671
7.117%, SOFR30A + 2.050%, 02/15/37 (144A) (d)	524,000	505,690
7.243%, 1M LIBOR + 2.050%, 12/15/38 (144A) (d)	245,000	238,891
Business Jet Securities LLC 2.162%, 04/15/36 (144A)	255,225	234,042
CHCP FL1, Ltd. 6.516%, 1M TSFR + 1.414%, 02/15/38 (144A) (d)	650,500	625,675
Columbia Cent CLO 28, Ltd. 7.024%, 3M LIBOR + 1.700%, 11/07/30 (144A) (d)	1,026,773	995,539
Cutwater, Ltd. 6.480%, 3M LIBOR + 1.220%, 01/15/29 (144A) (d)	315,562	314,230
Dryden 55 CLO, Ltd. 6.280%, 3M LIBOR + 1.020%, 04/15/31 (144A) (d)	1,430,000	1,415,357
Dryden XXVI Senior Loan Fund 6.160%, 3M LIBOR + 0.900%, 04/15/29 (144A) (d)	555,656	550,818
LCCM Trust 7.162%, 1M TSFR + 2.014%, 12/13/38 (144A) (d)	682,500	666,157
Loancore Issuer, Ltd.
6.943%, 1M LIBOR + 1.750%, 07/15/36 (144A) (d)	1,547,500	1,447,921
7.093%, 1M LIBOR + 1.900%, 11/15/38 (144A) (d)	3,913,500	3,669,172
MF1, Ltd.
6.962%, 1M TSFR + 1.814%, 11/15/35 (144A) (d)	260,904	258,598
7.017%, SOFR30A + 1.950%, 02/19/37 (144A) (d)	650,507	621,958
MidOcean Credit CLO II 6.949%, 3M LIBOR + 1.650%, 01/29/30 (144A) (d)	1,156,232	1,144,465
Neuberger Berman CLO XV 6.610%, 3M LIBOR + 1.350%, 10/15/29 (144A) (d)	508,944	496,834
Neuberger Berman CLO XX, Ltd. 6.420%, 3M LIBOR + 1.160%, 07/15/34 (144A) (d)	600,000	590,630
Oaktree CLO, Ltd. 7.023%, 3M LIBOR + 1.750%, 04/22/30 (144A) (d)	1,503,087	1,458,242
OCP CLO, Ltd. 6.918%, 3M LIBOR + 1.650%, 01/26/34 (144A) (d)	4,041,128	3,922,355
OneMain Financial Issuance Trust 5.940%, 05/15/34 (144A)	427,000	424,790
Starwood, Ltd. 6.867%, SOFR30A + 1.800%, 11/15/38 (144A) (d)	1,507,000	1,458,764
United States Small Business Administration
4.350%, 07/01/23	5,475	5,475
4.770%, 04/01/24	617	609
4.950%, 03/01/25	7,291	7,242
4.990%, 09/01/24	2,531	2,486
5.110%, 08/01/25	10,622	10,452
5.180%, 05/01/24	795	785
5.520%, 06/01/24	1,748	1,739

Asset-Backed - Other—(Continued)
Verizon Owner Trust 1.980%, 07/22/24	59,668	59,563
Voya, Ltd. 6.698%, 3M TSFR + 1.712%, 10/15/30 (144A) (d)	584,168	563,272

		26,812,237

Total Asset-Backed Securities (Cost $29,702,675)		28,766,332

Mortgage-Backed Securities—1.8%

Collateralized Mortgage Obligations—0.1%
Seasoned Credit Risk Transfer Trust
3.000%, 02/25/59	226,473	202,142
3.250%, 11/25/61	174,109	151,711
3.500%, 08/25/58	74,345	67,340
3.500%, 10/25/58	174,210	160,360

		581,553

Commercial Mortgage-Backed Securities—1.7%
AREIT Trust
6.516%, 1M TSFR + 1.414%, 09/14/36 (144A) (d)	1,701,060	1,673,759
6.917%, SOFR30A + 1.850%, 01/20/37 (144A) (d)	892,000	846,244
BXMT, Ltd. 6.562%, 1M TSFR + 1.414%, 05/15/38 (144A) (d)	1,532,500	1,443,741
Commercial Mortgage Trust 3.708%, 07/10/48	1,300,833	1,238,197
CSAIL Commercial Mortgage Trust 3.504%, 06/15/57	738,578	702,767
JPMBB Commercial Mortgage Securities Trust 3.494%, 01/15/48	1,590,000	1,517,531
Morgan Stanley Bank of America Merrill Lynch Trust 3.536%, 11/15/52	519,442	475,069
Ready Capital Mortgage Financing LLC
6.150%, 1M LIBOR + 1.000%, 04/25/38 (144A) (d)	487,345	475,864
6.950%, 1M LIBOR + 1.800%, 11/25/36 (144A) (d)	320,000	304,770
Wells Fargo Commercial Mortgage Trust 3.540%, 05/15/48	1,706,327	1,621,122

		10,299,064

Total Mortgage-Backed Securities (Cost $11,613,791)		10,880,617

Preferred Stocks—0.8%

Household Products—0.5%
Henkel AG & Co. KGaA	42,624	3,407,222

Technology Hardware, Storage & Peripherals—0.3%
Samsung Electronics Co., Ltd.	34,934	1,585,476

Total Preferred Stocks (Cost $5,076,804)		4,992,698

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Municipals—0.6%

Security Description	Principal Amount*	Value
New Jersey Economic Development Authority 7.425%, 02/15/29	800,000	$859,263
New Jersey Turnpike Authority 7.414%, 01/01/40	1,050,000	1,315,177
Rhode Island Student Loan Authority 6.081%, 12/01/42	800,000	800,453
State Board of Administration Finance Corp. 2.154%, 07/01/30	436,000	363,409

Total Municipals (Cost $3,352,005)		3,338,302

Short-Term Investment—0.8%

Repurchase Agreement—0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $5,036,107; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $5,135,882.	5,035,142	5,035,142

Total Short-Term Investments (Cost $5,035,142)		5,035,142

Securities Lending Reinvestments(g)—2.3%

Repurchase Agreements—1.0%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,507,075; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,536,570.	1,506,441	1,506,441
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $1,000,423; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $1,020,000.	1,000,000	1,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $400,169; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $409,024.	400,000	400,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $600,592; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $614,828.	600,000	600,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $2,000,868; collateralized by various Common Stock with an aggregate market value of $2,223,508.	2,000,000	2,000,000

Repurchase Agreements—(Continued)
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $600,603; collateralized by various Common Stock with an aggregate market value of $668,242.	600,000	600,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $250,107; collateralized by various Common Stock with an aggregate market value of $275,118.	250,000	250,000

		6,356,441

Mutual Funds—1.3%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (h)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	2,000,000	2,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	2,000,000	2,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (h)	2,000,000	2,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	1,000,000	1,000,000

		8,000,000

Total Securities Lending Reinvestments (Cost $14,356,441)		14,356,441

Total Investments—102.4% (Cost $575,380,485)		635,229,520
Other assets and liabilities (net)—(2.4)%		(14,751,928)

Net Assets—100.0%		$620,477,592

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $31,636,106 and the collateral received consisted of cash in the amount of $14,356,441 and non-cash collateral with a value of $18,478,759. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(c)	Interest only security.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(f)	All or a portion of the security was pledged as collateral against open futures contracts. As of June 30, 2023, the market value of securities pledged was $458,549.
(g)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $51,525,854, which is 8.3% of net assets.

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Note 2 Year Futures	09/29/23	28	USD	5,693,625	$(60,358)
U.S. Treasury Note 5 Year Futures	09/29/23	192	USD	20,562,000	(385,865)
U.S. Treasury Ultra Long Bond Futures	09/20/23	49	USD	6,674,719	77,529

Futures Contracts—Short
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	(90)	USD	(10,659,375)	128,791

Net Unrealized Depreciation					$(239,903)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(TSFR)—	Term Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt
(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(DAC)—	Designated Activity Company
(REMIC)—	Real Estate Mortgage Investment Conduit

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$7,632,190	$—	$—	$7,632,190
Automobile Components	8,134,103	—	—	8,134,103
Banks	25,698,653	—	—	25,698,653
Beverages	3,080,071	1,874,810	—	4,954,881

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

MFS Total Return Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Biotechnology	$1,811,985	$—	$—	$1,811,985
Building Products	14,243,304	—	—	14,243,304
Capital Markets	37,004,291	—	—	37,004,291
Chemicals	12,015,745	—	—	12,015,745
Construction Materials	2,472,175	—	—	2,472,175
Consumer Staples Distribution & Retail	5,310,215	—	—	5,310,215
Distributors	4,132,800	—	—	4,132,800
Electric Utilities	14,876,932	—	—	14,876,932
Electrical Equipment	16,663,529	—	—	16,663,529
Entertainment	2,534,038	—	—	2,534,038
Financial Services	5,943,604	—	—	5,943,604
Food Products	3,176,750	1,730,642	—	4,907,392
Ground Transportation	5,777,241	—	—	5,777,241
Health Care Equipment & Supplies	10,793,681	—	—	10,793,681
Health Care Providers & Services	14,898,087	—	—	14,898,087
Hotels, Restaurants & Leisure	2,830,997	—	—	2,830,997
Industrial Conglomerates	4,045,213	—	—	4,045,213
Insurance	20,760,766	—	—	20,760,766
Interactive Media & Services	6,843,728	—	—	6,843,728
IT Services	9,327,367	—	—	9,327,367
Life Sciences Tools & Services	5,427,407	—	—	5,427,407
Machinery	7,356,947	—	—	7,356,947
Media	15,599,679	—	—	15,599,679
Metals & Mining	—	1,465,835	—	1,465,835
Multi-Utilities	—	1,620,566	—	1,620,566
Oil, Gas & Consumable Fuels	20,069,244	—	—	20,069,244
Personal Care Products	1,231,410	—	—	1,231,410
Pharmaceuticals	16,578,425	7,599,663	—	24,178,088
Professional Services	1,827,794	—	—	1,827,794
Semiconductors & Semiconductor Equipment	18,461,212	—	—	18,461,212
Software	18,404,611	—	—	18,404,611
Specialty Retail	940,659	—	—	940,659
Technology Hardware, Storage & Peripherals	1,412,059	—	—	1,412,059
Tobacco	6,029,792	—	—	6,029,792
Wireless Telecommunication Services	4,760,242	—	—	4,760,242
Total Common Stocks	358,106,946	14,291,516	—	372,398,462
Total U.S. Treasury & Government Agencies*	—	107,518,532	—	107,518,532
Total Corporate Bonds & Notes*	—	87,942,994	—	87,942,994
Total Asset-Backed Securities*	—	28,766,332	—	28,766,332
Total Mortgage-Backed Securities*	—	10,880,617	—	10,880,617
Total Preferred Stocks*	—	4,992,698	—	4,992,698
Total Municipals*	—	3,338,302	—	3,338,302
Total Short-Term Investment*	—	5,035,142	—	5,035,142
Securities Lending Reinvestments
Repurchase Agreements	—	6,356,441	—	6,356,441
Mutual Funds	8,000,000	—	—	8,000,000
Total Securities Lending Reinvestments	8,000,000	6,356,441	—	14,356,441
Total Investments	$366,106,946	$269,122,574	$—	$635,229,520

Collateral for Securities Loaned (Liability)	$—	$(14,356,441)	$—	$(14,356,441)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$206,320	$—	$—	$206,320
Futures Contracts (Unrealized Depreciation)	(446,223)	—	—	(446,223)
Total Futures Contracts	$(239,903)	$—	$—	$(239,903)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$635,229,520
Cash denominated in foreign currencies (c)	6,264
Receivable for:
Investments sold	846,554
TBA securities sold	429,711
Fund shares sold	261,015
Dividends and interest	2,363,176
Variation margin on futures contracts	33,698
Prepaid expenses	4,993

Total Assets	639,174,931
Liabilities
Collateral for securities loaned	14,356,441
Payables for:
Investments purchased	223,220
TBA securities purchased	3,343,915
Fund shares redeemed	90,112
Accrued Expenses:
Management fees	275,417
Distribution and service fees	80,428
Deferred trustees’ fees	154,051
Other expenses	173,755

Total Liabilities	18,697,339

Net Assets	$620,477,592

Net Assets Consist of:
Paid in surplus	$544,266,964
Distributable earnings (Accumulated losses)	76,210,628

Net Assets	$620,477,592

Net Assets
Class A	$158,048,876
Class B	153,504,986
Class E	19,722,468
Class F	289,201,262
Capital Shares Outstanding*
Class A	1,104,925
Class B	1,095,382
Class E	138,969
Class F	2,047,776
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$143.04
Class B	140.14
Class E	141.92
Class F	141.23

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $575,380,485.
(b)	Includes securities loaned at value of $31,636,106.
(c)	Identified cost of cash denominated in foreign currencies was $6,243.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$4,512,699
Interest	5,151,132
Securities lending income	15,700
Other income	1,106

Total investment income	9,680,637
Expenses
Management fees	1,757,466
Administration fees	22,771
Custodian and accounting fees	74,503
Distribution and service fees—Class B	190,407
Distribution and service fees—Class E	14,692
Distribution and service fees—Class F	287,758
Audit and tax services	32,799
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	24,381
Insurance	2,964
Miscellaneous	7,034

Total expenses	2,454,057
Less management fee waiver	(72,312)

Net expenses	2,381,745

Net Investment Income	7,298,892

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	12,423,439
Futures contracts	(257,143)
Foreign currency transactions	(4,628)

Net realized gain (loss)	12,161,668

Net change in unrealized appreciation (depreciation) on:
Investments	6,530,051
Futures contracts	(123,392)
Foreign currency transactions	5,652

Net change in unrealized appreciation (depreciation)	6,412,311

Net realized and unrealized gain (loss)	18,573,979

Net Increase (Decrease) in Net Assets From Operations	$25,872,871

(a)	Net of foreign withholding taxes of $94,606.

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

MFS Total Return Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$7,298,892	$12,037,012
Net realized gain (loss)	12,161,668	31,895,327
Net change in unrealized appreciation (depreciation)	6,412,311	(118,575,214)

Increase (decrease) in net assets from operations	25,872,871	(74,642,875)

From Distributions to Shareholders
Class A	(11,361,184)	(19,044,690)
Class B	(10,868,967)	(19,219,957)
Class E	(1,394,786)	(2,383,256)
Class F	(20,447,945)	(35,961,907)

Total distributions	(44,072,882)	(76,609,810)

Increase (decrease) in net assets from capital share transactions	10,157,404	5,101,489

Total increase (decrease) in net assets	(8,042,607)	(146,151,196)

Net Assets
Beginning of period	628,520,199	774,671,395

End of period	$620,477,592	$628,520,199

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	15,521	$2,304,507	40,183	$6,481,341
Reinvestments	80,325	11,361,184	134,354	19,044,690
Redemptions	(64,067)	(9,555,455)	(112,852)	(18,101,618)

Net increase (decrease)	31,779	$4,110,236	61,685	$7,424,413

Class B
Sales	18,559	$2,708,492	26,320	$3,944,580
Reinvestments	78,425	10,868,967	138,213	19,219,957
Redemptions	(71,118)	(10,403,984)	(171,754)	(26,706,506)

Net increase (decrease)	25,866	$3,173,475	(7,221)	$(3,541,969)

Class E
Sales	3,220	$477,296	17,666	$2,678,918
Reinvestments	9,939	1,394,786	16,937	2,383,256
Redemptions	(15,267)	(2,292,909)	(21,179)	(3,256,187)

Net increase (decrease)	(2,108)	$(420,827)	13,424	$1,805,987

Class F
Sales	27,174	$3,997,798	56,534	$8,750,656
Reinvestments	146,412	20,447,945	256,742	35,961,907
Redemptions	(143,399)	(21,151,223)	(286,951)	(45,299,505)

Net increase (decrease)	30,187	$3,294,520	26,325	$(586,942)

Increase (decrease) derived from capital shares transactions		$10,157,404		$5,101,489

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$147.81		$186.11	$176.57	$172.66	$153.14	$177.03

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.87		3.11	2.70	3.23	3.67	3.68
Net realized and unrealized gain (loss)	4.40		(21.88)	21.69	11.99	26.62	(12.86)

Total income (loss) from investment operations	6.27		(18.77)	24.39	15.22	30.29	(9.18)

Less Distributions
Distributions from net investment income	(3.35)		(3.10)	(3.57)	(4.17)	(4.05)	(4.04)
Distributions from net realized capital gains	(7.69)		(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(11.04)		(19.53)	(14.85)	(11.31)	(10.77)	(14.71)

Net Asset Value, End of Period	$143.04		$147.81	$186.11	$176.57	$172.66	$153.14

Total Return (%) (b)	4.32	(c)	(9.63)	14.22	9.76	20.37	(5.57)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(d)	0.63	0.62	0.64	0.63	0.62
Net ratio of expenses to average net assets (%) (e)	0.61	(d)	0.60	0.59	0.64	0.63	0.62
Ratio of net investment income (loss) to average net assets (%)	2.53	(d)	1.96	1.47	1.97	2.23	2.20
Portfolio turnover rate (%)	15	(c) (f)	62 (f)	92 (f)	78 (f)	42 (f)	29 (f)
Net assets, end of period (in millions)	$158.0		$158.6	$188.2	$176.7	$174.7	$160.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$144.80		$182.66	$173.56	$169.83	$150.75	$174.48

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.65		2.66	2.20	2.77	3.21	3.21
Net realized and unrealized gain (loss)	4.32		(21.48)	21.32	11.80	26.19	(12.66)

Total income (loss) from investment operations	5.97		(18.82)	23.52	14.57	29.40	(9.45)

Less Distributions
Distributions from net investment income	(2.94)		(2.61)	(3.14)	(3.70)	(3.60)	(3.61)
Distributions from net realized capital gains	(7.69)		(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(10.63)		(19.04)	(14.42)	(10.84)	(10.32)	(14.28)

Net Asset Value, End of Period	$140.14		$144.80	$182.66	$173.56	$169.83	$150.75

Total Return (%) (b)	4.20	(c)	(9.87)	13.93	9.49	20.07	(5.81)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(d)	0.88	0.87	0.89	0.88	0.87
Net ratio of expenses to average net assets (%) (e)	0.86	(d)	0.85	0.84	0.89	0.88	0.87
Ratio of net investment income (loss) to average net assets (%)	2.28	(d)	1.70	1.22	1.73	1.98	1.95
Portfolio turnover rate (%)	15	(c) (f)	62 (f)	92 (f)	78 (f)	42 (f)	29 (f)
Net assets, end of period (in millions)	$153.5		$154.9	$196.7	$193.4	$198.8	$207.9

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

MFS Total Return Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$146.61		$184.72	$175.35	$171.52	$152.17	$175.98

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.74		2.85	2.41	2.97	3.40	3.41
Net realized and unrealized gain (loss)	4.36		(21.71)	21.55	11.90	26.45	(12.78)

Total income (loss) from investment operations	6.10		(18.86)	23.96	14.87	29.85	(9.37)

Less Distributions
Distributions from net investment income	(3.10)		(2.82)	(3.31)	(3.90)	(3.78)	(3.77)
Distributions from net realized capital gains	(7.69)		(16.43)	(11.28)	(7.14)	(6.72)	(10.67)

Total distributions	(10.79)		(19.25)	(14.59)	(11.04)	(10.50)	(14.44)

Net Asset Value, End of Period	$141.92		$146.61	$184.72	$175.35	$171.52	$152.17

Total Return (%) (b)	4.24	(c)	(9.77)	14.05	9.60	20.19	(5.72)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.78	0.77	0.79	0.78	0.77
Net ratio of expenses to average net assets (%) (e)	0.76	(d)	0.75	0.74	0.79	0.78	0.77
Ratio of net investment income (loss) to average net assets (%)	2.37	(d)	1.81	1.32	1.83	2.08	2.05
Portfolio turnover rate (%)	15	(c) (f)	62 (f)	92 (f)	78 (f)	42 (f)	29 (f)
Net assets, end of period (in millions)	$19.7		$20.7	$23.6	$23.0	$24.1	$22.5

	Class F
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$145.89		$183.89	$174.64	$170.86	$151.61	$175.36

Income (Loss) from Investment Operations
Net investment income (loss) (a)	1.70		2.76	2.31	2.87	3.31	3.31
Net realized and unrealized gain (loss)	4.34		(21.62)	21.45	11.86	26.34	(12.72)

Total income (loss) from investment operations	6.04		(18.86)	23.76	14.73	29.65	(9.41)

Less Distributions
Distributions from net investment income	(3.01)		(2.71)	(3.23)	(3.81)	(3.68)	(3.66)
Distributions from net realized capital gains	(7.69)		(16.43)	(11.28)	(7.14)	(6.72)	(10.68)

Total distributions	(10.70)		(19.14)	(14.51)	(10.95)	(10.40)	(14.34)

Net Asset Value, End of Period	$141.23		$145.89	$183.89	$174.64	$170.86	$151.61

Total Return (%) (b)	4.23	(c)	(9.82)	13.99	9.54	20.13	(5.76)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.84	(d)	0.83	0.82	0.84	0.83	0.82
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.80	0.79	0.84	0.83	0.82
Ratio of net investment income (loss) to average net assets (%)	2.33	(d)	1.76	1.27	1.77	2.03	2.00
Portfolio turnover rate (%)	15	(f) (c)	62 (f)	92 (f)	78 (f)	42 (f)	29 (f)
Net assets, end of period (in millions)	$289.2		$294.3	$366.2	$357.4	$362.6	$344.1

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 11%, 30%, 29%, 40%, 29%, 28%, and 35% for the six months ended June 30, 2023 and for the years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Total Return Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and F shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-23

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

BHFTII-24

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to repurchase or reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation, and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTII-25

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $5,035,142. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $6,356,441. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-26

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(2,487,438)	$—	$—	$—	$(2,487,438)
Corporate Bonds & Notes	(11,869,003)	—	—	—	(11,869,003)
Total Borrowings	$(14,356,441)	$—	$—	$—	$(14,356,441)
Gross amount of recognized liabilities for securities lending transactions					$(14,356,441)

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized appreciation on futures contracts (a)	$206,320	Unrealized depreciation on futures contracts (a)	$446,223

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(257,143)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(123,392)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$33,668,142
Futures contracts short	(10,798,125)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

BHFTII-27

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty

BHFTII-28

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

BHFTII-29

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$52,285,020	$40,924,680	$63,318,291	$57,338,900

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$28,146,356	$27,945,008

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$1,757,466	0.600%	Of the first $250 million
	0.550%	Of the next $500 million
	0.500%	On amounts in excess of $750 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.070%	$200 million to $250 million
0.020%	$250 million to $500 million
0.050%	$500 million to $1 billion
0.075%	$1 billion to $1.25 billion
0.025%	$1.25 billion to $1.5 billion
(0.025)%	$1.5 billion to $3.84 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

During six months ended June 30, 2023, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $1,106 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Advisers; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also

BHFTII-30

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$577,268,459

Gross unrealized appreciation	99,782,484
Gross unrealized (depreciation)	(42,061,326)

Net unrealized appreciation (depreciation)	$57,721,158

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$13,064,326	$14,256,393	$63,545,484	$45,496,232	$76,609,810	$59,752,625

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$12,436,720	$31,342,713	$50,783,464	$—	$94,562,897

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of June 30, 2023, the Portfolio had no accumulated capital losses.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and

BHFTII-31

Brighthouse Funds Trust II

MFS Total Return Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-32

Brighthouse Funds Trust II

MFS Total Return Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-33

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, D and E shares of the MFS Value Portfolio returned 2.09%, 1.99%, 1.99%, and 2.01%, respectively. The Portfolio’s benchmark, the Russell 1000 Value Index¹, returned 5.12%.

MARKET ENVIRONMENT/CONDITIONS

During the reporting period, central banks around the world had to combat the strongest inflationary pressures in four decades, fueled by the global fiscal response to the pandemic, disrupted supply chains and dislocations to energy markets stemming from the war in Ukraine. Interest rates rose substantially. Strains resulting from the abrupt tightening of monetary policy began to affect some parts of the economy, most acutely among small and regional U.S. banks, which suffered from deposit flight as depositors sought higher yields on their savings. Those shifts exposed an asset-liability mismatch that forced the closure of several institutions by regulators. Given the importance of small and mid-sized lenders to the provision of credit in the U.S., concerns were raised in the aftermath of the crisis that credit availability could become constrained, leading to slower economic growth. China’s abandonment of its zero-COVID policy ushered in an uptick in economic activity in the world’s second-largest economy in early 2023. In developed markets, consumer demand, particularly for services, remained solid.

Policymakers found themselves in the difficult position of trying to restrain inflation without tipping economies into recession. Despite the challenging macroeconomic and geopolitical environment, central banks remained focused on controlling price pressures while also confronting increasing financial stability concerns. Central banks had to juggle achieving their inflation mandates while using macroprudential tools to keep banking systems liquid, a potentially difficult balancing act.

Against an environment of still-tight labor markets, tighter global financial conditions and volatile materials prices, investor anxiety appeared to have increased over the potential that corporate profit margins may be past peak for this cycle. That said, signs that supply chains have generally normalized, the lifting of COVID-19 restrictions in China, low levels of unemployment across developed markets and hopes that inflation levels have peaked were supportive factors for the macroeconomic backdrop during the reporting period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio underperformed its benchmark, the Russell 1000 Value Index (the “Index”), during the first half of the year. An underweight position and stock selection within the Communication Services sector detracted most from relative performance. Within this sector, not owning shares of social networking service provider Meta Platforms and technology company Alphabet held back relative results.

Stock selection within the Industrials sector also hindered relative performance. Here, the Portfolio’s overweight positions in global security company Northrop Grumman and aerospace and defense company General Dynamics weighed on relative returns.

Elsewhere, the Portfolio’s overweight positions in global health services provider Cigna, securities exchange services provider NASDAQ, pharmaceutical giant Pfizer, property and casualty insurance company Chubb (Switzerland), and power and natural gas distributor Duke Energy held back relative returns. Additionally, not owning shares of customer information software manager Salesforce also weakened relative performance.

Stock selection within the Financials sector contributed to relative performance. Within this sector, overweight positions in risk management and human capital consulting services provider Aon (Ireland) and professional services firm Marsh & McLennan supported relative results. Additionally, not owning shares of financial services firm Bank of America further aided relative returns.

The Portfolio’s underweight position in the Energy sector further benefited relative returns. Here, not owning shares of poor performing integrated energy company Chevron bolstered relative results.

Individual stocks that contributed to relative performance included holdings of semiconductor solutions providers KLA and NXP Semiconductors (Netherlands), hotel operator Marriott International, and consulting and information technology services provider Accenture (Ireland). Additionally, overweight positions in cable services provider Comcast and leading diversified industrial manufacturer Eaton further helped relative returns.

BHFTII-1

Brighthouse Funds Trust II

MFS Value Portfolio

Managed by Massachusetts Financial Services Company

Portfolio Manager Commentary*—(Continued)

Over the trailing six-month period, the Portfolio’s absolute exposure to Information Technology, Real Estate, and Consumer Discretionary increased. Conversely, the Portfolio’s exposure to Health Care, Industrials, and Financials decreased. These changes include the impacts of market action and trading. At the end of the period, the Portfolio’s top overweights relative to the Index included Financials, Industrials, Utilities, and Health Care. Conversely, the Portfolio was most underweight the Energy, Real Estate, Consumer Discretionary, and Communication Services sectors.

Nevin P. Chitkara

Katherine Cannan

Portfolio Managers

Massachusetts Financial Services Company

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Value Index is an unmanaged measure of the largest capitalized U.S. domiciled companies with a less than average growth orientation. Companies in this Index generally have a low price-to-book and price-to-earnings ratio, higher dividend yields and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

MFS Value Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
MFS Value Portfolio
Class A	2.09	10.62	8.78	9.83
Class B	1.99	10.37	8.52	9.56
Class D	1.99	10.48	8.67	9.72
Class E	2.01	10.47	8.62	9.67
Russell 1000 Value Index	5.12	11.54	8.11	9.22

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
JPMorgan Chase & Co.	4.0
Johnson & Johnson	2.9
Aon plc - Class A	2.7
Cigna Group (The)	2.7
Marsh & McLennan Cos., Inc.	2.6
Comcast Corp. - Class A	2.5
ConocoPhillips	2.5
Texas Instruments, Inc.	2.4
Progressive Corp. (The)	2.3
Northrop Grumman Corp.	2.3

Top Sectors

% of Net Assets
Financials	24.7
Health Care	17.2
Industrials	16.1
Information Technology	8.5
Consumer Staples	7.4
Utilities	7.4
Energy	4.8
Materials	3.7
Consumer Discretionary	3.6
Communication Services	3.6

BHFTII-3

Brighthouse Funds Trust II

MFS Value Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

MFS Value Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.57%	$1,000.00	$1,020.90	$2.86
	Hypothetical*	0.57%	$1,000.00	$1,021.97	$2.86

Class B (a)	Actual	0.82%	$1,000.00	$1,019.90	$4.11
	Hypothetical*	0.82%	$1,000.00	$1,020.73	$4.11

Class D (a)	Actual	0.67%	$1,000.00	$1,019.90	$3.36
	Hypothetical*	0.67%	$1,000.00	$1,021.47	$3.36

Class E (a)	Actual	0.72%	$1,000.00	$1,020.10	$3.61
	Hypothetical*	0.72%	$1,000.00	$1,021.22	$3.61

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—4.6%
General Dynamics Corp.	218,520	$47,014,578
Northrop Grumman Corp.	142,557	64,977,481
Raytheon Technologies Corp.	190,302	18,641,984

		130,634,043

Banks—6.6%
Citigroup, Inc.	756,881	34,846,801
JPMorgan Chase & Co.	783,908	114,011,580
PNC Financial Services Group, Inc. (The)	216,629	27,284,423
Truist Financial Corp.	340,435	10,332,202

		186,475,006

Beverages—2.6%
Diageo plc	1,068,836	45,848,724
PepsiCo, Inc.	145,982	27,038,786

		72,887,510

Building Products—1.7%
Johnson Controls International plc	340,848	23,225,383
Masco Corp.	49,923	2,864,582
Trane Technologies plc	114,898	21,975,391

		48,065,356

Capital Markets—5.2%
BlackRock, Inc.	42,683	29,499,928
Goldman Sachs Group, Inc. (The)	33,753	10,886,693
KKR & Co., Inc. (a)	324,310	18,161,360
Morgan Stanley	587,073	50,136,034
Nasdaq, Inc.	765,140	38,142,229

		146,826,244

Chemicals—3.7%
Corteva, Inc.	185,113	10,606,975
DuPont de Nemours, Inc.	562,897	40,213,361
International Flavors & Fragrances, Inc. (a)	18,019	1,434,132
PPG Industries, Inc.	182,309	27,036,425
Sherwin-Williams Co. (The)	98,996	26,285,418

		105,576,311

Consumer Finance—1.8%
American Express Co.	296,446	51,640,893

Consumer Staples Distribution & Retail—1.2%
Target Corp.	262,648	34,643,271

Electric Utilities—6.0%
American Electric Power Co., Inc.	175,032	14,737,694
Duke Energy Corp. (a)	557,250	50,007,615
Exelon Corp.	579,754	23,619,178
PG&E Corp. (b)	410,539	7,094,114
Southern Co. (The)	762,990	53,600,048
Xcel Energy, Inc.	332,681	20,682,778

		169,741,427

Electrical Equipment—1.4%
Eaton Corp. plc	198,157	$39,849,373

Food Products—2.0%
Archer-Daniels-Midland Co.	110,715	8,365,625
Nestle S.A.	396,834	47,748,933

		56,114,558

Ground Transportation—2.5%
Canadian National Railway Co.	142,223	17,218,939
Union Pacific Corp.	262,742	53,762,268

		70,981,207

Health Care Equipment & Supplies—3.6%
Abbott Laboratories	381,299	41,569,217
Boston Scientific Corp. (b)	539,295	29,170,467
Medtronic plc	369,604	32,562,112

		103,301,796

Health Care Providers & Services—4.5%
Cigna Group (The)	273,049	76,617,549
McKesson Corp.	115,548	49,374,816

		125,992,365

Hotels, Restaurants & Leisure—1.4%
Marriott International, Inc. - Class A	212,364	39,009,143

Household Products—1.4%
Kimberly-Clark Corp.	175,984	24,296,351
Reckitt Benckiser Group plc	187,908	14,111,948

		38,408,299

Industrial Conglomerates—2.0%
Honeywell International, Inc.	267,979	55,605,642

Industrial REITs—1.7%
Prologis, Inc.	395,810	48,538,180

Insurance—11.1%
Aon plc - Class A	222,738	76,889,157
Chubb, Ltd.	282,032	54,308,082
Marsh & McLennan Cos., Inc.	383,398	72,109,496
Progressive Corp. (The)	495,102	65,536,652
Travelers Cos., Inc. (The)	257,279	44,679,071

		313,522,458

IT Services—2.0%
Accenture plc - Class A	185,728	57,311,946

Life Sciences Tools & Services—1.9%
Danaher Corp.	71,882	17,251,680
Thermo Fisher Scientific, Inc.	71,763	37,442,345

		54,694,025

Machinery—2.7%
Illinois Tool Works, Inc. (a)	196,845	49,242,745
Otis Worldwide Corp.	111,192	9,897,200

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Machinery—(Continued)
PACCAR, Inc. (a)	206,944	$17,310,866

		76,450,811

Media—3.6%
Charter Communications, Inc. - Class A (a) (b)	79,904	29,354,333
Comcast Corp. - Class A	1,728,991	71,839,576

		101,193,909

Multi-Utilities—1.4%
Dominion Energy, Inc. (a)	756,655	39,187,162

Oil, Gas & Consumable Fuels—4.8%
ConocoPhillips	676,946	70,138,375
EOG Resources, Inc.	220,903	25,280,139
Pioneer Natural Resources Co.	197,215	40,859,004

		136,277,518

Personal Care Products—0.3%
Kenvue, Inc. (b)	315,251	8,328,931

Pharmaceuticals—7.1%
Johnson & Johnson	490,023	81,108,607
Merck & Co., Inc.	491,333	56,694,915
Pfizer, Inc.	1,478,305	54,224,227
Roche Holding AG	31,832	9,727,716

		201,755,465

Professional Services—1.2%
Equifax, Inc. (a)	141,059	33,191,183

Semiconductors & Semiconductor Equipment—6.5%
Analog Devices, Inc.	181,167	35,293,143
KLA Corp.	89,496	43,407,350
NXP Semiconductors NV	172,046	35,214,376
Texas Instruments, Inc.	382,404	68,840,368

		182,755,237

Specialized REITs—0.4%
Public Storage (a)	36,761	10,729,801

Specialty Retail—2.2%
Lowe’s Cos., Inc. (a)	280,617	63,335,257

Total Common Stocks (Cost $2,012,113,142)		2,803,024,327

Short-Term Investment—0.9%

Repurchase Agreement—0.9%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $26,135,397; collateralized by U.S. Treasury Note at 4.125%, maturing 06/15/26, with a market value of $26,653,089	26,130,389	26,130,389

Total Short-Term Investments (Cost $26,130,389)		26,130,389

Securities Lending Reinvestments (c)—1.8%

Security Description	Principal Amount*	Value

Certificates of Deposit—0.6%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (d)	1,000,000	$999,971
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (d)	2,000,000	2,003,524
BNP Paribas S.A. 5.510%, SOFR + 0.450%, 10/10/23 (d)	2,000,000	2,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (d)	1,000,000	1,000,257
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (d)	1,000,000	999,281
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/17/23	1,000,000	992,950
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (d)	2,000,000	2,000,064
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (d)	1,000,000	1,000,021
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (d)	2,000,000	2,000,124
5.400%, SOFR + 0.340%, 10/31/23 (d)	1,000,000	1,000,269
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (d)	1,000,000	1,000,143

		15,993,734

Commercial Paper—0.2%
Bank of Montreal 5.280%, 08/07/23	1,000,000	994,316
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (d)	1,000,000	999,868
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (d)	1,000,000	1,000,061
5.420%, SOFR + 0.360%, 11/15/23 (d)	1,000,000	1,000,148
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (d)	1,000,000	1,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	1,000,000	992,302

		5,986,695

Repurchase Agreements—0.6%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $1,583,948; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% -2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $1,614,948	1,583,282	1,583,282
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $538,550; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $549,089	538,322	538,322
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $4,116,147; collateralized by various Common Stock with an aggregate market value of $4,400,001	4,000,000	4,000,000

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (c)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $9,009,100; collateralized by various Common Stock with an aggregate market value of $10,043,270	9,000,000	$9,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $1,005,143; collateralized by various Common Stock with an aggregate market value of $1,111,274	1,000,000	1,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $2,000,862; collateralized by various Common Stock with an aggregate market value of $2,224,722	2,000,000	2,000,000

		18,121,604

Time Deposits—0.2%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	1,000,000	1,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (d)	2,000,000	2,000,000

		4,000,000

Mutual Funds—0.2%
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (e)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Shares 4.990% (e)	2,000,000	2,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (e)	1,000,000	1,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (e)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000

		6,000,000

Total Securities Lending Reinvestments (Cost $50,100,161)		50,102,033

Total Investments—101.8% (Cost $2,088,343,692)		2,879,256,749
Other assets and liabilities (net)—(1.8)%		(51,792,321)

Net Assets—100.0%		$2,827,464,428

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $49,390,468 and the collateral received consisted of cash in the amount of $50,066,348 and non-cash collateral with a value of $101,197. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(d)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

MFS Value Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$130,634,043	$—	$—	$130,634,043
Banks	186,475,006	—	—	186,475,006
Beverages	27,038,786	45,848,724	—	72,887,510
Building Products	48,065,356	—	—	48,065,356
Capital Markets	146,826,244	—	—	146,826,244
Chemicals	105,576,311	—	—	105,576,311
Consumer Finance	51,640,893	—	—	51,640,893
Consumer Staples Distribution & Retail	34,643,271	—	—	34,643,271
Electric Utilities	169,741,427	—	—	169,741,427
Electrical Equipment	39,849,373	—	—	39,849,373
Food Products	8,365,625	47,748,933	—	56,114,558
Ground Transportation	70,981,207	—	—	70,981,207
Health Care Equipment & Supplies	103,301,796	—	—	103,301,796
Health Care Providers & Services	125,992,365	—	—	125,992,365
Hotels, Restaurants & Leisure	39,009,143	—	—	39,009,143
Household Products	24,296,351	14,111,948	—	38,408,299
Industrial Conglomerates	55,605,642	—	—	55,605,642
Industrial REITs	48,538,180	—	—	48,538,180
Insurance	313,522,458	—	—	313,522,458
IT Services	57,311,946	—	—	57,311,946
Life Sciences Tools & Services	54,694,025	—	—	54,694,025
Machinery	76,450,811	—	—	76,450,811
Media	101,193,909	—	—	101,193,909
Multi-Utilities	39,187,162	—	—	39,187,162
Oil, Gas & Consumable Fuels	136,277,518	—	—	136,277,518
Personal Care Products	8,328,931	—	—	8,328,931
Pharmaceuticals	192,027,749	9,727,716	—	201,755,465
Professional Services	33,191,183	—	—	33,191,183
Semiconductors & Semiconductor Equipment	182,755,237	—	—	182,755,237
Specialized REITs	10,729,801	—	—	10,729,801
Specialty Retail	63,335,257	—	—	63,335,257
Total Common Stocks	2,685,587,006	117,437,321	—	2,803,024,327
Total Short-Term Investment*	—	26,130,389	—	26,130,389
Securities Lending Reinvestments
Certificates of Deposit	—	15,993,734	—	15,993,734
Commercial Paper	—	5,986,695	—	5,986,695
Repurchase Agreements	—	18,121,604	—	18,121,604
Time Deposits	—	4,000,000	—	4,000,000
Mutual Funds	6,000,000	—	—	6,000,000
Total Securities Lending Reinvestments	6,000,000	44,102,033	—	50,102,033
Total Investments	$2,691,587,006	$187,669,743	$—	$2,879,256,749

Collateral for Securities Loaned (Liability)	$—	$(50,066,348)	$—	$(50,066,348)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

MFS Value Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,879,256,749
Cash	93,438
Receivable for:
Fund shares sold	1,000,010
Dividends and interest	3,767,049
Prepaid expenses	22,180

Total Assets	2,884,139,426

Liabilities
Collateral for securities loaned	50,066,348
Payables for:
Investments purchased	3,593,094
Fund shares redeemed	1,051,191
Accrued Expenses:
Management fees	1,255,884
Distribution and service fees	179,492
Deferred trustees’ fees	290,062
Other expenses	238,927

Total Liabilities	56,674,998

Net Assets	$2,827,464,428

Net Assets Consist of:
Paid in surplus	$1,916,407,456
Distributable earnings (Accumulated losses)	911,056,972

Net Assets	$2,827,464,428

Net Assets
Class A	$1,882,714,297
Class B	819,780,371
Class D	10,141,917
Class E	114,827,843
Capital Shares Outstanding*
Class A	143,237,613
Class B	63,656,513
Class D	775,754
Class E	8,827,087
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$13.14
Class B	12.88
Class D	13.07
Class E	13.01

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,088,343,692.
(b)	Includes securities loaned at value of $49,390,468.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$33,467,852
Interest	416,253
Securities lending income	98,566
Other income	4,137

Total investment income	33,986,808

Expenses
Management fees	8,545,645
Administration fees	57,664
Custodian and accounting fees	81,042
Distribution and service fees—Class B	1,008,431
Distribution and service fees—Class D	5,052
Distribution and service fees—Class E	85,391
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	49,543
Insurance	13,723
Miscellaneous	13,311

Total expenses	9,922,069
Less management fee waiver	(887,060)

Net expenses	9,035,009

Net Investment Income	24,951,799

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	97,040,504
Foreign currency transactions	22,419

Net realized gain (loss)	97,062,923

Net change in unrealized appreciation (depreciation) on:
Investments	(65,002,282)
Foreign currency transactions	39,457

Net change in unrealized appreciation (depreciation)	(64,962,825)

Net realized and unrealized gain (loss)	32,100,098

Net Increase (Decrease) in Net Assets From Operations	$57,051,897

(a)	Net of foreign withholding taxes of $306,782.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

MFS Value Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$24,951,799	$50,479,266
Net realized gain (loss)	97,062,923	328,098,170
Net change in unrealized appreciation (depreciation)	(64,962,825)	(602,225,796)

Increase (decrease) in net assets from operations	57,051,897	(223,648,360)

From Distributions to Shareholders
Class A	(252,945,382)	(325,553,922)
Class B	(110,751,351)	(140,703,302)
Class D	(1,363,104)	(1,770,839)
Class E	(15,486,301)	(19,633,868)

Total distributions	(380,546,138)	(487,661,931)

Increase (decrease) in net assets from capital share transactions	315,203,277	(33,328,010)

Total increase (decrease) in net assets	(8,290,964)	(744,638,301)

Net Assets
Beginning of period	2,835,755,392	3,580,393,693

End of period	$2,827,464,428	$2,835,755,392

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,789,405	$26,653,891	3,558,300	$62,373,937
Reinvestments	19,623,381	252,945,382	23,850,104	325,553,922
Redemptions	(3,974,972)	(58,729,593)	(26,943,916)	(434,923,735)

Net increase (decrease)	17,437,814	$220,869,680	464,488	$(46,995,876)

Class B
Sales	1,532,285	$21,997,538	2,310,908	$36,958,204
Reinvestments	8,768,911	110,751,351	10,492,416	140,703,302
Redemptions	(3,458,626)	(49,405,662)	(10,789,269)	(170,456,811)

Net increase (decrease)	6,842,570	$83,343,227	2,014,055	$7,204,695

Class D
Sales	3,770	$55,002	5,410	$86,922
Reinvestments	106,326	1,363,104	130,305	1,770,839
Redemptions	(46,150)	(672,290)	(93,633)	(1,474,422)

Net increase (decrease)	63,946	$745,816	42,082	$383,339

Class E
Sales	287,001	$4,134,732	547,791	$8,963,066
Reinvestments	1,213,660	15,486,301	1,451,136	19,633,868
Redemptions	(651,400)	(9,376,479)	(1,412,098)	(22,517,102)

Net increase (decrease)	849,261	$10,244,554	586,829	$6,079,832

Increase (decrease) derived from capital shares transactions		$315,203,277		$(33,328,010)

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.91		$19.12	$15.63	$16.44	$13.81	$16.63

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.14		0.28	0.26	0.26	0.29	0.30
Net realized and unrealized gain (loss)	0.13		(1.68)	3.69	0.17	3.71	(1.87)

Total income (loss) from investment operations	0.27		(1.40)	3.95	0.43	4.00	(1.57)

Less Distributions
Distributions from net investment income	(0.28)		(0.30)	(0.28)	(0.30)	(0.31)	(0.24)
Distributions from net realized capital gains	(1.76)		(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.04)		(2.81)	(0.46)	(1.24)	(1.37)	(1.25)

Net Asset Value, End of Period	$13.14		$14.91	$19.12	$15.63	$16.44	$13.81

Total Return (%) (b)	2.09	(c)	(5.98)	25.54	3.96	30.13	(10.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.64	(d)	0.63	0.63	0.64	0.63	0.66
Net ratio of expenses to average net assets (%) (e)	0.57	(d)	0.58	0.57	0.58	0.57	0.57
Ratio of net investment income (loss) to average net assets (%)	1.88	(d)	1.73	1.47	1.79	1.86	1.89
Portfolio turnover rate (%)	6	(c)	13	8	13	12	7
Net assets, end of period (in millions)	$1,882.7		$1,876.1	$2,396.8	$2,393.8	$2,400.3	$2,144.8

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.63		$18.81	$15.38	$16.20	$13.62	$16.41

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.23	0.21	0.22	0.24	0.25
Net realized and unrealized gain (loss)	0.13		(1.65)	3.64	0.16	3.67	(1.83)

Total income (loss) from investment operations	0.25		(1.42)	3.85	0.38	3.91	(1.58)

Less Distributions
Distributions from net investment income	(0.24)		(0.25)	(0.24)	(0.26)	(0.27)	(0.20)
Distributions from net realized capital gains	(1.76)		(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.00)		(2.76)	(0.42)	(1.20)	(1.33)	(1.21)

Net Asset Value, End of Period	$12.88		$14.63	$18.81	$15.38	$16.20	$13.62

Total Return (%) (b)	1.99	(c)	(6.22)	25.30	3.66	29.85	(10.24)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.89	(d)	0.88	0.88	0.89	0.88	0.91
Net ratio of expenses to average net assets (%) (e)	0.82	(d)	0.83	0.82	0.83	0.82	0.82
Ratio of net investment income (loss) to average net assets (%)	1.63	(d)	1.48	1.22	1.54	1.61	1.65
Portfolio turnover rate (%)	6	(c)	13	8	13	12	7
Net assets, end of period (in millions)	$819.8		$831.3	$1,030.7	$947.8	$948.8	$840.0

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

MFS Value Portfolio

Financial Highlights

Selected per share data
	Class D
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.84		$19.03	$15.56	$16.37	$13.76	$16.56

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.26	0.24	0.24	0.27	0.28
Net realized and unrealized gain (loss)	0.12		(1.66)	3.67	0.17	3.69	(1.84)

Total income (loss) from investment operations	0.25		(1.40)	3.91	0.41	3.96	(1.56)

Less Distributions
Distributions from net investment income	(0.26)		(0.28)	(0.26)	(0.28)	(0.29)	(0.23)
Distributions from net realized capital gains	(1.76)		(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.02)		(2.79)	(0.44)	(1.22)	(1.35)	(1.24)

Net Asset Value, End of Period	$13.07		$14.84	$19.03	$15.56	$16.37	$13.76

Total Return (%) (b)	1.99	(c)	(6.02)	25.42	3.85	29.96	(10.06)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.74	(d)	0.73	0.73	0.74	0.73	0.76
Net ratio of expenses to average net assets (%) (e)	0.67	(d)	0.68	0.67	0.68	0.67	0.67
Ratio of net investment income (loss) to average net assets (%)	1.78	(d)	1.64	1.37	1.69	1.76	1.78
Portfolio turnover rate (%)	6	(c)	13	8	13	12	7
Net assets, end of period (in millions)	$10.1		$10.6	$12.7	$11.5	$12.6	$11.0

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$14.77		$18.96	$15.50	$16.32	$13.71	$16.52

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.25	0.23	0.23	0.26	0.27
Net realized and unrealized gain (loss)	0.14		(1.66)	3.66	0.16	3.70	(1.85)

Total income (loss) from investment operations	0.26		(1.41)	3.89	0.39	3.96	(1.58)

Less Distributions
Distributions from net investment income	(0.26)		(0.27)	(0.25)	(0.27)	(0.29)	(0.22)
Distributions from net realized capital gains	(1.76)		(2.51)	(0.18)	(0.94)	(1.06)	(1.01)

Total distributions	(2.02)		(2.78)	(0.43)	(1.21)	(1.35)	(1.23)

Net Asset Value, End of Period	$13.01		$14.77	$18.96	$15.50	$16.32	$13.71

Total Return (%) (b)	2.01	(c)	(6.10)	25.40	3.75	30.00	(10.20)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.79	(d)	0.78	0.78	0.79	0.78	0.81
Net ratio of expenses to average net assets (%) (e)	0.72	(d)	0.73	0.72	0.73	0.72	0.73
Ratio of net investment income (loss) to average net assets (%)	1.73	(d)	1.59	1.32	1.64	1.71	1.77
Portfolio turnover rate (%)	6	(c)	13	8	13	12	7
Net assets, end of period (in millions)	$114.8		$117.8	$140.1	$128.5	$132.8	$115.7

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is MFS Value Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, D and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-13

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-14

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $26,130,389. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $18,121,604. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including

BHFTII-15

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-16

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$172,644,405	$0	$230,334,495

The Portfolio engaged in security transactions with other accounts managed by Massachusetts Financial Services Company, the subadviser to the Portfolio, that amounted to $361,671 in purchases and $461,165 in sales of investments, which are included above, and resulted in net realized losses of $75,563.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, the Adviser receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$8,545,645	0.700%	First $250 million
	0.650%	Of the next $500 million
	0.600%	On amounts in excess of $750 million

The Adviser has entered into an investment subadvisory agreement with respect to managing the Portfolio. Massachusetts Financial Services Company (the “Subadviser”) is compensated by the Adviser to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.100%	First $100 million
0.050%	$100 million to $200 million
0.075%	$200 million to $250 million
0.025%	$250 million to $500 million
0.050%	$500 million to $750 million
0.025%	$1 billion to $1.5 billion
0.100%	$1.5 billion to $3 billion
0.125%	Over $3 billion

An identical agreement was in place for the period January 1, 2023 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

During the six months ended June 30, 2023, the Subadviser voluntarily reimbursed the Portfolio for certain trading costs. This reimbursement amount of $4,137 is reflected as Other income in the Statement of Operations and had no impact on total return.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

BHFTII-17

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,089,544,957

Gross unrealized appreciation	857,372,196
Gross unrealized (depreciation)	(67,660,404)

Net unrealized appreciation (depreciation)	$789,711,792

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$56,310,542	$52,877,640	$431,351,389	$36,296,199	$487,661,931	$89,173,839

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$50,008,841	$330,095,514	$854,736,760	$—	$1,234,841,115

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-18

Brighthouse Funds Trust II

MFS Value Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-19

Brighthouse Funds Trust II

MFS Value Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-20

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Neuberger Berman Genesis Portfolio returned 12.02%, 11.88%, and 11.94%, respectively. The Portfolio’s benchmark, the Russell 2000 Value Index¹, returned 2.50%.

MARKET ENVIRONMENT / CONDITIONS

The equity market rallied sharply during the six-month reporting period. The market overcame several headwinds during the period, including persistently high inflation, Federal Reserve rate hikes, concerns that tighter monetary policy could tip the economy into a recession, contentious debt ceiling negotiations, and turmoil in the regional banking industry. Despite all of this, the economy remained resilient and investor sentiment was generally positive, pushing the market higher, especially mega-cap technology stocks. All told, the large-cap S&P 500 Index returned 16.89% during the reporting period. The small-cap Russell 2000 Index gained 8.09% over the same period. Within the small-cap universe, the Russell 2000 Growth and Russell 2000 Value Indexes returned 13.55% and 2.50%, respectively, over the six-month period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted a strong absolute return and significantly outperformed the Russell 2000 Value Index (the “Index”) during the reporting period. Portfolio positioning was the largest driver of outperformance. The Portfolio’s overweight to software and semiconductor names in Information Technology (“IT”), machinery companies in Industrials and an underweight to the regional banking industry within Financials added the most value. There were no sectors that meaningfully detracted from relative performance from a positioning standpoint.

Stock selection, overall, contributed to the Portfolio’s relative return. The strongest relative results were in the Health Care, Consumer Discretionary and Materials sectors. Within Health Care, our life sciences tools & services names were the most additive. Within Consumer Discretionary, our specialty retail holdings added the most value, while in Materials, our chemicals names outperformed. Conversely, stock selection in the Industrials, Financials and Energy sectors detracted the most from relative returns. In Industrials, a handful of names underperformed in the second quarter after outperforming in 2022 and the first quarter of 2023, particularly positions exposed to late cycle end markets, such as agriculture, aerospace & defense, and professional services. That said, our holdings in the sector continue to report solid results due to elevated backlogs, pricing actions taken in the prior year and easing supply chain constraints. Longer term, we believe that our holdings are well positioned to benefit from infrastructure spending, reshoring, decarbonization, defense spending, and a recovery in commercial aerospace. In Financials, our regional banking names underperformed. Our bank holdings are constructed with a focus on credit soundness and deposit quality. These attributes have historically led to higher valuations for our banks relative to peers. To date, while our holdings have outperformed peers in terms of deposit costs, they too have experienced liquidity constraints that have led them to seek higher cost funding. We continue to believe that our bank holdings can outperform peers in a recessionary macro backdrop and over the course of a full business cycle. Within Energy, our oil, gas & consumable fuels names were a drag on performance. Examples of individual stocks that contributed to the Portfolio’s absolute performance during the reporting period were Manhattan Associates, Lattice Semiconductor, and West Pharmaceutical Services. Manhattan Associates provides software solutions that enable the efficient movement of goods through the supply chain. The business is highly recurring and, in our opinion, poised to generate improving margins and free cashflow generation in the coming years as it works through a transition toward a subscription led offering. The stock performed well due to earnings results that showed continued progress on this transition and solid traction for its new product offerings. Lattice Semiconductor sells low-power programmable logic semiconductor chips. The company is a market leader in lower-power applications and its proprietary embedded software serves as an additional barrier to entry when compared to semiconductor peers. The stock performed on very strong results in the midst of a broader downturn for peers in the semiconductor industry. West Pharmaceutical Services is the dominant supplier of drug containment devices used for injectable drugs by pharmaceutical and biopharmaceutical companies. The stock performed well on solid earnings results highlighted by strong organic topline growth and clarity around COVID-19 revenue expectations.

Individual holdings that were negative for the Portfolio’s absolute performance included Bank of Hawaii, Glacier Bancorp, and CVB Financial. Bank of Hawaii is a Hawaii-based bank known for its conservative underwriting, historically high returns, and leading deposit share in an attractive market with limited competition. The stock’s underperformance has been driven by liquidity and funding costs concerns facing the regional banking industry. Glacier Bank is a Montana-based community bank. Its strategy of small-town domination via mergers & acquisitions across several mountain states (MT, UT, WY, CO, WA, AZ) has helped limit competition within its footprint and sustain strong core deposit funding and above-average operating returns. The stock underperformed due to the concerns around its liquidity, funding costs and commercial real estate exposure. CVB Financial is a Southern California-based small business-oriented lender. The bank has a peer-leading low-cost, sticky core funding base, conservative underwriting, historically above-average profitability, a disciplined approach to deploying its ample excess capital, and an attractive suburban/rural footprint. The stock underperformed due to the concerns around its liquidity, funding costs and sizeable commercial real estate exposure.

BHFTII-1

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Managed by Neuberger Berman Investment Advisers LLC

Portfolio Manager Commentary*—(Continued)

We made a number of adjustments to the Portfolio throughout the reporting period. While the Portfolio’s sector positioning is driven by bottom-up stock selection, at the end of the reporting period its largest overweight allocations versus the benchmark were IT and Industrials. The Portfolio’s largest sector underweights relative to the benchmark were Financials and Real Estate.

Judith M. Vale

Robert W. D’Alelio

Brett S. Reiner

Gregory G. Spiegel

Portfolio Managers

Neuberger Berman Investment Advisers LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Russell 2000 Value Index is an unmanaged measure of performance of those Russell 2000 companies that have lower price-to-book ratios and lower forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 2000 VALUE INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Neuberger Berman Genesis Portfolio
Class A	12.02	16.41	9.21	10.59
Class B	11.88	16.15	8.94	10.32
Class E	11.94	16.30	9.05	10.43
Russell 2000 Value Index	2.50	6.01	3.54	7.29

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

BHFTII-3

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Lattice Semiconductor Corp.	2.9
Manhattan Associates, Inc.	2.4
Fair Isaac Corp.	2.2
SPS Commerce, Inc.	2.1
Pool Corp.	2.1
Bio-Techne Corp.	1.9
Power Integrations, Inc.	1.9
Asbury Automotive Group, Inc.	1.9
Eagle Materials, Inc.	1.7
Chemed Corp.	1.7

Top Sectors

% of Net Assets
Industrials	25.8
Information Technology	23.2
Health Care	12.2
Consumer Discretionary	11.2
Financials	11.0
Energy	4.6
Materials	4.4
Consumer Staples	2.7
Communication Services	2.7
Real Estate	1.6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Neuberger Berman Genesis Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.80%	$1,000.00	$1,120.20	$4.21
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01
Class B (a)	Actual	1.05%	$1,000.00	$1,118.80	$5.52
	Hypothetical*	1.05%	$1,000.00	$1,019.59	$5.26
Class E (a)	Actual	0.95%	$1,000.00	$1,119.40	$4.99
	Hypothetical*	0.95%	$1,000.00	$1,020.08	$4.76

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.3% of Net Assets

Security Description	Shares	Value

Air Freight & Logistics—1.0%
Forward Air Corp.	91,279	$9,685,615

Automobile Components—3.3%
Fox Factory Holding Corp. (a)	132,936	14,424,885
LCI Industries	65,873	8,323,712
XPEL, Inc. (a)	98,858	8,325,821

		31,074,418

Banks—6.3%
Bank of Hawaii Corp.	108,162	4,459,519
BOK Financial Corp.	53,136	4,292,326
Community Bank System, Inc.	158,046	7,409,197
Cullen/Frost Bankers, Inc.	89,210	9,592,751
CVB Financial Corp.	229,591	3,048,969
First Financial Bankshares, Inc.	173,362	4,939,083
Glacier Bancorp, Inc.	191,611	5,972,515
Lakeland Financial Corp.	78,269	3,797,612
Prosperity Bancshares, Inc.	114,530	6,468,654
Stock Yards Bancorp, Inc.	84,041	3,812,940
United Community Banks, Inc.	244,314	6,105,407

		59,898,973

Biotechnology—0.6%
Abcam plc (ADR) (a)	251,421	6,152,272

Building Products—1.9%
CSW Industrials, Inc.	69,980	11,629,976
Hayward Holdings, Inc. (a)	476,411	6,121,882

		17,751,858

Capital Markets—1.6%
Artisan Partners Asset Management, Inc. - Class A	36,966	1,453,133
Hamilton Lane, Inc. - Class A	43,813	3,504,164
Houlihan Lokey, Inc.	62,938	6,187,435
MarketAxess Holdings, Inc.	16,984	4,439,957

		15,584,689

Chemicals—1.9%
Chase Corp.	53,991	6,544,789
Element Solutions, Inc.	295,562	5,674,791
Quaker Chemical Corp.	28,816	5,616,238

		17,835,818

Commercial Services & Supplies—3.2%
Driven Brands Holdings, Inc. (a)	349,707	9,463,071
Rollins, Inc.	176,817	7,573,072
Tetra Tech, Inc.	82,898	13,573,719

		30,609,862

Communications Equipment—1.0%
NetScout Systems, Inc. (a)	315,190	9,755,131

Construction & Engineering—2.0%
Arcosa, Inc.	33,631	$2,548,221
Valmont Industries, Inc.	55,361	16,112,819

		18,661,040

Construction Materials—1.7%
Eagle Materials, Inc.	88,913	16,575,161

Consumer Staples Distribution & Retail—0.4%
Grocery Outlet Holding Corp. (a)	132,171	4,045,754

Containers & Packaging—0.8%
AptarGroup, Inc.	63,761	7,387,349

Distributors—2.1%
Pool Corp.	53,490	20,039,494

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (a)	57,920	5,354,704

Electronic Equipment, Instruments & Components—4.0%
Advanced Energy Industries, Inc.	58,530	6,523,168
Littelfuse, Inc.	55,202	16,080,895
Novanta, Inc. (a)	57,269	10,543,223
Zebra Technologies Corp. - Class A (a)	18,324	5,420,789

		38,568,075

Energy Equipment & Services—2.1%
Cactus, Inc. - Class A	114,702	4,854,188
Oceaneering International, Inc. (a)	304,240	5,689,288
Tidewater, Inc. (a)	178,245	9,881,903

		20,425,379

Financial Services—1.2%
Jack Henry & Associates, Inc.	41,179	6,890,482
Shift4 Payments, Inc. - Class A (a)	68,221	4,632,888

		11,523,370

Food Products—0.9%
Simply Good Foods Co. (The) (a)	121,340	4,439,831
UTZ Brands, Inc.	256,421	4,195,047

		8,634,878

Health Care Equipment & Supplies—3.8%
Atrion Corp.	12,008	6,792,926
Haemonetics Corp. (a)	184,746	15,729,274
QuidelOrtho Corp. (a)	52,550	4,354,293
UFP Technologies, Inc. (a)	49,047	9,507,761

		36,384,254

Health Care Providers & Services—1.8%
Chemed Corp.	30,292	16,408,268
Corvel Corp. (a)	1,902	368,037

		16,776,305

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks —(Continued)

Security Description	Shares	Value

Health Care Technology—0.4%
Simulations Plus, Inc.	84,092	$3,643,706

Hotels, Restaurants & Leisure—1.1%
Texas Roadhouse, Inc.	96,547	10,840,297

Household Products—1.4%
Church & Dwight Co., Inc.	51,114	5,123,156
WD-40 Co.	41,442	7,818,034

		12,941,190

Insurance—1.8%
AMERISAFE, Inc.	79,904	4,260,481
Hagerty, Inc. - Class A (a)	217,532	2,036,100
RLI Corp.	80,910	11,041,788

		17,338,369

Life Sciences Tools & Services—5.0%
Bio-Techne Corp.	226,669	18,502,991
ICON plc (a)	31,016	7,760,203
Stevanato Group S.p.A.	194,451	6,296,323
West Pharmaceutical Services, Inc.	40,232	15,387,533

		47,947,050

Machinery—10.0%
Esab Corp.	106,057	7,057,033
ESCO Technologies, Inc.	20,086	2,081,512
Graco, Inc.	116,436	10,054,249
Hillman Solutions Corp. (a)	520,929	4,693,570
Kadant, Inc.	55,879	12,410,726
Lindsay Corp.	43,047	5,137,229
Nordson Corp.	39,387	9,775,066
Omega Flex, Inc.	28,632	2,971,429
RBC Bearings, Inc. (a)	74,880	16,284,154
SPX Technologies, Inc. (a)	88,131	7,488,491
Standex International Corp.	31,198	4,413,581
Toro Co. (The)	129,193	13,132,468

		95,499,508

Marine Transportation—1.6%
Kirby Corp. (a)	200,588	15,435,247

Media—2.7%
Cable One, Inc.	9,938	6,530,061
Nexstar Media Group, Inc.	93,182	15,519,462
TechTarget, Inc. (a)	112,873	3,513,737

		25,563,260

Oil, Gas & Consumable Fuels—2.5%
Matador Resources Co.	106,063	5,549,216
Sitio Royalties Corp. - Class A	288,114	7,568,755
Southwestern Energy Co. (a)	1,149,052	6,905,803
Texas Pacific Land Corp.	2,545	3,350,492

		23,374,266

Pharmaceuticals—0.6%
Amphastar Pharmaceuticals, Inc. (a)	98,335	5,651,312

Professional Services—3.4%
CRA International, Inc.	36,837	3,757,374
Exponent, Inc.	151,398	14,128,461
FTI Consulting, Inc. (a)	75,770	14,411,454

		32,297,289

Real Estate Management & Development—1.6%
FirstService Corp.	98,401	15,162,610

Semiconductors & Semiconductor Equipment—5.9%
Lattice Semiconductor Corp. (a)	282,232	27,114,028
MKS Instruments, Inc.	96,609	10,443,433
Power Integrations, Inc.	193,810	18,347,993

		55,905,454

Software—12.2%
American Software, Inc. - Class A	151,722	1,594,598
Aspen Technology, Inc. (a)	54,677	9,164,412
CommVault Systems, Inc. (a)	85,324	6,196,229
Fair Isaac Corp. (a)	25,922	20,976,341
Manhattan Associates, Inc. (a)	115,468	23,079,744
Model N, Inc. (a)	170,344	6,023,364
Qualys, Inc. (a)	117,709	15,204,471
SPS Commerce, Inc. (a)	105,311	20,226,031
Tyler Technologies, Inc. (a)	22,619	9,420,135
Vertex, Inc. - Class A (a)	223,210	4,352,595

		116,237,920

Specialty Retail—4.2%
Asbury Automotive Group, Inc. (a)	73,349	17,634,567
Floor & Decor Holdings, Inc. - Class A (a)	92,963	9,664,433
Tractor Supply Co.	33,162	7,332,118
Winmark Corp.	15,055	5,005,336

		39,636,454

Trading Companies & Distributors—2.7%
Richelieu Hardware, Ltd.	139,594	4,415,164
SiteOne Landscape Supply, Inc. (a)	38,650	6,468,464
Transcat, Inc. (a)	44,093	3,761,574
Watsco, Inc.	28,655	10,931,022

		25,576,224

Total Common Stocks (Cost $589,467,220)		945,774,555

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Short-Term Investment — 0.8%

Security Description	Principal Amount*	Value

Repurchase Agreement — 0.8%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $7,796,375; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $7,950,870.	7,794,881	$ 7,794,881

Total Short-Term Investments (Cost $7,794,881)		7,794,881

Total Investments— 100.1% (Cost $597,262,101)		953,569,436
Other assets and liabilities (net) — (0.1)%		(1,109,436)

Net Assets — 100.0%		$952,460,000

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.

Glossary of Abbreviations

Other Abbreviations

(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	$945,774,555	$—	$—	$945,774,555
Total Short-Term Investment*	—	7,794,881	—	7,794,881
Total Investments	$945,774,555	$7,794,881	$—	$953,569,436

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)	$953,569,436
Receivable for:
Investments sold	482,924
Fund shares sold	372,991
Dividends and interest	420,421
Prepaid expenses	7,326

Total Assets	954,853,098

Liabilities
Payables for:
Investments purchased	892,539
Fund shares redeemed	541,283
Accrued Expenses:
Management fees	577,313
Distribution and service fees	63,243
Deferred trustees’ fees	177,625
Other expenses	141,095

Total Liabilities	2,393,098

Net Assets	$952,460,000

Net Assets Consist of:
Paid in surplus	$537,926,912
Distributable earnings (Accumulated losses)	414,533,088

Net Assets	$952,460,000

Net Assets
Class A	$606,075,535
Class B	278,462,935
Class E	67,921,530
Capital Shares Outstanding*
Class A	33,832,780
Class B	16,226,237
Class E	3,894,152
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$17.91
Class B	17.16
Class E	17.44

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $597,262,101.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$4,207,607
Interest	95,068

Total investment income	4,302,675

Expenses
Management fees	3,771,876
Administration fees	22,931
Custodian and accounting fees	34,820
Distribution and service fees—Class B	332,482
Distribution and service fees—Class E	49,354
Audit and tax services	21,953
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	38,115
Insurance	4,112
Miscellaneous	7,744

Total expenses	4,322,669
Less management fee waiver	(289,980)
Less broker commission recapture	(10,778)

Net expenses	4,021,911

Net Investment Income	280,764

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	58,130,052
Foreign currency transactions	(228)

Net realized gain (loss)	58,129,824

Net change in unrealized appreciation on investments	46,457,635

Net realized and unrealized gain (loss)	104,587,459

Net Increase (Decrease) in Net Assets From Operations	$104,868,223

(a)	Net of foreign withholding taxes of $11,570.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$280,764	$979,597
Net realized gain (loss)	58,129,824	80,792,553
Net change in unrealized appreciation (depreciation)	46,457,635	(311,766,210)

Increase (decrease) in net assets from operations	104,868,223	(229,994,060)

From Distributions to Shareholders
Class A	(51,424,650)	(106,970,605)
Class B	(24,209,465)	(50,463,350)
Class E	(5,813,703)	(12,512,018)

Total distributions	(81,447,818)	(169,945,973)

Increase (decrease) in net assets from capital share transactions	38,020,733	76,708,143

Total increase (decrease) in net assets	61,441,138	(323,231,890)

Net Assets
Beginning of period	891,018,862	1,214,250,752

End of period	$952,460,000	$891,018,862

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	154,903	$2,825,607	403,662	$8,348,547
Reinvestments	2,960,544	51,424,650	6,413,106	106,970,605
Redemptions	(1,640,348)	(30,397,327)	(3,336,606)	(63,956,922)

Net increase (decrease)	1,475,099	$23,852,930	3,480,162	$51,362,230

Class B
Sales	269,693	$4,765,582	596,860	$11,834,859
Reinvestments	1,454,022	24,209,465	3,142,176	50,463,350
Redemptions	(904,478)	(15,972,017)	(2,136,947)	(40,638,832)

Net increase (decrease)	819,237	$13,003,030	1,602,089	$21,659,377

Class E
Sales	18,634	$330,928	34,853	$711,204
Reinvestments	343,599	5,813,703	768,551	12,512,018
Redemptions	(276,293)	(4,979,858)	(489,775)	(9,536,686)

Net increase (decrease)	85,940	$1,164,773	313,629	$3,686,536

Increase (decrease) derived from capital shares transactions		$38,020,733		$76,708,143

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$17.51		$26.57	$24.01	$20.75	$18.56		$22.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.04	(0.01)	0.03	0.05		0.06
Net realized and unrealized gain (loss)	2.04		(5.32)	4.26	4.74	5.19		(1.21)

Total income (loss) from investment operations	2.05		(5.28)	4.25	4.77	5.24		(1.15)

Less Distributions
Distributions from net investment income	(0.02)		0.00	(0.02)	(0.04)	(0.05)		(0.08)
Distributions from net realized capital gains	(1.63)		(3.78)	(1.67)	(1.47)	(3.00)		(2.86)

Total distributions	(1.65)		(3.78)	(1.69)	(1.51)	(3.05)		(2.94)

Net Asset Value, End of Period	$17.91		$17.51	$26.57	$24.01	$20.75		$18.56

Total Return (%) (b)	12.02	(c)	(19.15)	18.41	25.11	29.68		(6.70)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.86	0.84	0.86	0.87		0.86
Net ratio of expenses to average net assets (%) (e)	0.80	(d)	0.81	0.83	0.85	0.85		0.84
Ratio of net investment income (loss) to average net assets (%)	0.15	(d)	0.18	(0.04)	0.17	0.23		0.25
Portfolio turnover rate (%)	10	(c)	13	10	12	11		12
Net assets, end of period (in millions)	$606.1		$566.6	$767.1	$739.6	$670.9		$577.6

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$16.84		$25.79	$23.39	$20.27	$18.18		$22.25

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.01)	(0.07)	(0.02)	(0.00	)(f)	0.00 (f)
Net realized and unrealized gain (loss)	1.96		(5.16)	4.14	4.61	5.09		(1.19)

Total income (loss) from investment operations	1.95		(5.17)	4.07	4.59	5.09		(1.19)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	0.00	0.00		(0.02)
Distributions from net realized capital gains	(1.63)		(3.78)	(1.67)	(1.47)	(3.00)		(2.86)

Total distributions	(1.63)		(3.78)	(1.67)	(1.47)	(3.00)		(2.88)

Net Asset Value, End of Period	$17.16		$16.84	$25.79	$23.39	$20.27		$18.18

Total Return (%) (b)	11.88	(c)	(19.32)	18.12	24.76	29.41		(6.98)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.11	(d)	1.11	1.09	1.11	1.12		1.11
Net ratio of expenses to average net assets (%) (e)	1.05	(d)	1.06	1.08	1.10	1.10		1.09
Ratio of net investment income (loss) to average net assets (%)	(0.10	) (d)	(0.07)	(0.29)	(0.08)	(0.02)		0.01
Portfolio turnover rate (%)	10	(c)	13	10	12	11		12
Net assets, end of period (in millions)	$278.5		$259.4	$356.0	$345.9	$313.9		$271.7

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$17.08		$26.07	$23.61	$20.42	$18.30	$22.38

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(f)	0.01	(0.05)	0.00 (f)	0.02	0.02
Net realized and unrealized gain (loss)	1.99		(5.22)	4.18	4.67	5.12	(1.19)

Total income (loss) from investment operations	1.99		(5.21)	4.13	4.67	5.14	(1.17)

Less Distributions
Distributions from net investment income	0.00		0.00	0.00	(0.01)	(0.02)	(0.05)
Distributions from net realized capital gains	(1.63)		(3.78)	(1.67)	(1.47)	(3.00)	(2.86)

Total distributions	(1.63)		(3.78)	(1.67)	(1.48)	(3.02)	(2.91)

Net Asset Value, End of Period	$17.44		$17.08	$26.07	$23.61	$20.42	$18.30

Total Return (%) (b)	11.94	(c)	(19.26)	18.21	24.96	29.49	(6.89)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.01	(d)	1.01	0.99	1.01	1.02	1.01
Net ratio of expenses to average net assets (%) (e)	0.95	(d)	0.96	0.98	1.00	1.00	0.99
Ratio of net investment income (loss) to average net assets (%)	(0.01)	(d)	0.03	(0.19)	0.02	0.08	0.11
Portfolio turnover rate (%)	10	(c)	13	10	12	11	12
Net assets, end of period (in millions)	$67.9		$65.0	$91.1	$90.2	$82.5	$74.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Neuberger Berman Genesis Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to adjustments to prior period accumulated balances. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $7,794,881, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Directed Brokerage Agreement - The Trust has entered into a directed brokerage arrangement with Capital Institutional Services, Inc. (“CAPIS”). Under this arrangement, the Portfolio directs certain trades to CAPIS in return for a recapture credit. CAPIS issues a cash rebate to the Portfolio. Amounts paid to the Portfolio are shown separately as broker commission recapture on the Statement of Operations of the Portfolio. Additionally, these amounts have been excluded from the calculation of the net ratio of expenses to average net assets presented in the Financial Highlights for each share class.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$89,596,325	$0	$126,347,791

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,771,876	0.850%	Of the first $500 million
	0.800%	Of the next $500 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Neuberger Berman Investment Advisers LLC is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements— June 30, 2023 (Unaudited) —(Continued)

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.075%	First $500 million
0.050%	Over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$597,329,945

Gross unrealized appreciation	389,127,113
Gross unrealized (depreciation)	(32,887,621)

Net unrealized appreciation (depreciation)	$356,239,492

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited) —(Continued)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$—	$476,893	$169,945,973	$77,289,709	$169,945,973	$77,766,602

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$896,456	$80,610,485	$309,781,856	$—	$391,288,797

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

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Brighthouse Funds Trust II

Neuberger Berman Genesis Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

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Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the T. Rowe Price Large Cap Growth Portfolio returned 33.05%, 32.96%, and 32.99%, respectively. The Portfolio’s benchmark, the Russell 1000 Growth Index¹, returned 29.02%.

MARKET ENVIRONMENT / CONDITIONS

Major stock indexes rose in the first half of 2023. Due in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank, uncertainty around Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money, and continued U.S. Federal Reserve (the “Fed”) interest rate increases to combat elevated inflation. The Fed raised interest rates three times in the first half of the year but following its most recent policy deliberations in June, central bank officials decided to keep short-term interest rates unchanged. The period ended on a strong note, as better-than-expected economic data suggested that the economy continued to expand despite a significant increase in interest rates.

In other parts of the globe, developed European stocks largely performed well during the period even as they experienced volatility following the events in the U.S. banking sector and the takeover of Credit Suisse by UBS in a government-brokered deal. Despite slowing economic conditions and lower headline inflation, both the European Central Bank and Bank of England raised interest rates and committed to further tightening measures. Developed Asian markets also delivered solid returns. Japanese equities led the region as the Bank of Japan kept interest rates very low and a weakening Japanese yen benefitted export-oriented businesses. Emerging markets stocks gained ground but underperformed their developed market peers. In Latin America, where many economies depend greatly on commodity exports, many markets rose due in part to hopes that China, which reduced certain interest rates in June, would continue to take measures to help stimulate growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio posted positive returns and outperformed the benchmark, the Russell 1000 Growth Index (the “Index”), for the six-month period. Overall, both security selection and sector allocation contributed to relative performance.

Industrials were the leading contributor to relative results, primarily due to an underweight allocation coupled with strong performance across the handful of names held. Within the sector, we continued to focus on areas where we believe there is secular, rather than cyclical, growth. As such, we continued to emphasize unique, company-specific opportunities that we believe can drive meaningful growth regardless of the economic backdrop.

An underweight allocation in Consumer Staples also boosted relative performance. We maintained an underweight given the sector’s moderate growth trajectory. Many Consumer Staples firms operate well-entrenched, mature businesses that enjoy relatively stable demand; however, there are few companies in the sector that meet our growth threshold.

Strong stock selection coupled with an overweight allocation in the Communication Services sector further contributed to relative performance.

On the contrary, Consumer Discretionary detracted from relative performance due to unfavorable security selection, which was partially offset by an overweight allocation to the sector.

An overweight allocation to the Financials sector further weighed on relative performance, which was partially offset by strong stock selection. Our overweight exposure to Financials was focused on electronic payments companies alongside a handful of high-quality insurers and brokerages that we believe possess unique and durable growth opportunities.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

At the end of the period, the Portfolio’s largest overweight relative to the Index was in the Communication Services sector, followed by Health Care and Financials. The most significant underweight was in the Consumer Staples sector. The Portfolio was also underweight Industrials, Information Technology and Consumer Discretionary. Portfolio positioning decisions are driven primarily by bottom-up stock selection informed by rigorous internal research at the individual company level.

Joseph B. Fath

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The Russell 1000 Growth Index is an unmanaged measure of performance of the largest capitalized U.S. companies, within the Russell 1000 companies, that have higher price-to-book ratios and forecasted growth values.

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE RUSSELL 1000 GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
T. Rowe Price Large Cap Growth Portfolio
Class A	33.05	26.16	9.03	13.30
Class B	32.96	25.83	8.76	13.01
Class E	32.99	26.03	8.88	13.13
Russell 1000 Growth Index	29.02	27.11	15.14	15.75

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Microsoft Corp.	14.0
Apple, Inc.	8.5
Amazon.com, Inc.	6.5
NVIDIA Corp.	6.1
Alphabet, Inc. - Class A	4.8
Meta Platforms, Inc. - Class A	3.7
Visa, Inc. - Class A	3.0
UnitedHealth Group, Inc.	2.9
Eli Lilly and Co.	2.5
MasterCard, Inc. - Class A	2.5

Top Sectors

% of Net Assets
Information Technology	43.1
Consumer Discretionary	15.1
Communication Services	14.6
Health Care	13.3
Financials	8.6
Industrials	2.7
Consumer Staples	1.6
Materials	0.7

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Large Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.55%	$1,000.00	$1,330.50	$3.18
	Hypothetical*	0.55%	$1,000.00	$1,022.07	$2.76

Class B (a)	Actual	0.80%	$1,000.00	$1,329.60	$4.62
	Hypothetical*	0.80%	$1,000.00	$1,020.83	$4.01

Class E (a)	Actual	0.70%	$1,000.00	$1,329.90	$4.04
	Hypothetical*	0.70%	$1,000.00	$1,021.32	$3.51

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—98.1% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—0.6%
Airbus SE	82,823	$11,972,507

Air Freight & Logistics—0.2%
FedEx Corp.	21,097	5,229,946

Automobiles—3.6%
Ferrari NV (a)	56,209	18,279,729
Rivian Automotive, Inc. - Class A (a) (b)	1,263,458	21,049,210
Tesla, Inc. (a)(b)	141,949	37,157,990

		76,486,929

Beverages—0.7%
Constellation Brands, Inc. - Class A	58,701	14,448,077

Biotechnology—1.4%
Argenx SE (ADR) (b)	30,905	12,044,606
Legend Biotech Corp. (ADR) (a) (b)	68,401	4,721,721
Vertex Pharmaceuticals, Inc. (b)	35,618	12,534,330

		29,300,657

Broadline Retail—7.0%
Amazon.com, Inc. (b)	1,059,033	138,055,542
Coupang, Inc. (a) (b)	716,014	12,458,644

		150,514,186

Capital Markets—0.3%
Charles Schwab Corp. (The)	128,332	7,273,858

Chemicals—0.7%
Linde plc	37,305	14,216,189

Commercial Services & Supplies—0.3%
Cintas Corp.	12,651	6,288,559

Consumer Staples Distribution & Retail—0.0%
Maplebear, Inc. † (b) (c) (d)	17,978	584,285
Maplebear, Inc. (Non-Voting Shares) † (b) (c) (d)	939	30,518

		614,803

Electronic Equipment, Instruments & Components —1.2%
Amphenol Corp. - Class A	2,269	192,752
Teledyne Technologies, Inc. (b)	63,210	25,986,263

		26,179,015

Entertainment—2.1%
Netflix, Inc. (b)	72,901	32,112,161
Spotify Technology S.A. (b)	74,170	11,907,994

		44,020,155

Financial Services—7.4%
Fiserv, Inc. (b)	286,857	36,187,010
Global Payments, Inc.	48,055	4,734,379
MasterCard, Inc. - Class A	133,536	52,519,709

Financial Services—(Continued)
Visa, Inc. - Class A (a)	268,634	63,795,202

		157,236,300

Ground Transportation—0.5%
Old Dominion Freight Line, Inc. (a)	31,705	11,722,924

Health Care Equipment & Supplies—2.2%
Align Technology, Inc. (a) (b)	14,953	5,287,979
Intuitive Surgical, Inc. (b)	98,667	33,738,194
Stryker Corp.	25,895	7,900,306

		46,926,479

Health Care Providers & Services—5.6%
Cigna Group (The)	69,640	19,540,984
HCA Healthcare, Inc.	29,176	8,854,333
Humana, Inc.	43,868	19,614,699
McKesson Corp.	26,217	11,202,786
UnitedHealth Group, Inc.	127,241	61,157,114

		120,369,916

Hotels, Restaurants & Leisure—2.3%
Booking Holdings, Inc. (b)	4,088	11,038,949
Chipotle Mexican Grill, Inc. (b)	11,457	24,506,523
Las Vegas Sands Corp. (b)	245,362	14,230,996

		49,776,468

Household Products—0.5%
Procter & Gamble Co. (The)	71,802	10,895,236

Insurance—0.8%
Chubb, Ltd.	93,806	18,063,283

Interactive Media & Services—11.1%
Alphabet, Inc. - Class A (b)	854,420	102,274,074
Alphabet, Inc. - Class C (b)	272,842	33,005,697
Match Group, Inc. (a) (b)	186,174	7,791,382
Meta Platforms, Inc. - Class A (b)	273,776	78,568,236
Pinterest, Inc. - Class A (b)	562,334	15,374,212

		237,013,601

IT Services—1.7%
Accenture plc - Class A	53,705	16,572,289
MongoDB, Inc. (a) (b)	14,478	5,950,313
Shopify, Inc. - Class A (b)	198,683	12,834,922
Stripe, Inc. - Class B † (b) (c) (d)	63,278	1,273,786

		36,631,310

Life Sciences Tools & Services—0.9%
Avantor, Inc. (b)	366,709	7,532,203
Danaher Corp.	35,838	8,601,120
Thermo Fisher Scientific, Inc.	6,100	3,182,675

		19,315,998

Media—0.6%
Trade Desk, Inc. (The) - Class A (b)	165,838	12,806,010

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Personal Care Products—0.5%
Estee Lauder Cos., Inc. (The) - Class A	50,188	$9,855,919

Pharmaceuticals—2.8%
Eli Lilly and Co.	114,222	53,567,833
Zoetis, Inc.	42,661	7,346,651

		60,914,484

Professional Services—1.0%
Ceridian HCM Holding, Inc. (a) (b)	119,748	8,019,524
TransUnion (a)	150,547	11,792,346

		19,811,870

Semiconductors & Semiconductor Equipment—10.2%
Advanced Micro Devices, Inc. (b)	286,516	32,637,038
ASML Holding NV	44,164	32,007,859
Lam Research Corp.	20,630	13,262,202
Marvell Technology, Inc.	176,540	10,553,561
NVIDIA Corp.	306,916	129,831,606

		218,292,266

Software—21.2%
Atlassian Corp. - Class A (b)	31,278	5,248,761
Dynatrace, Inc. (b)	234,416	12,065,392
Epic Games, Inc. † (b) (c) (d)	7,488	5,171,587
Intuit, Inc.	98,214	45,000,673
Magic Leap, Inc. - Class A † (b) (c) (d)	10,914	209,569
Microsoft Corp.	882,009	300,359,345
Monday.com, Ltd. (a) (b)	9,224	1,579,333
Roper Technologies, Inc.	49,626	23,860,181
Salesforce, Inc. (b)	128,436	27,133,389
ServiceNow, Inc. (b)	58,833	33,062,381

		453,690,611

Specialty Retail—1.1%
Floor & Decor Holdings, Inc. - Class A (a) (b)	65,811	6,841,711
Ross Stores, Inc.	143,490	16,089,534

		22,931,245

Technology Hardware, Storage & Peripherals—8.5%
Apple, Inc.	936,115	181,578,227

Textiles, Apparel & Luxury Goods—0.3%
Lululemon Athletica, Inc. (b)	16,372	6,196,802

Wireless Telecommunication Services—0.8%
T-Mobile U.S., Inc. (a) (b)	130,357	18,106,587

Total Common Stocks (Cost $1,335,771,650)		2,098,680,417

Preferred Stocks—1.0%

Automobiles—0.6%
Dr. Ing HC F Porsche AG (b)	96,141	11,932,562

Life Sciences Tools & Services—0.4%
Sartorius AG	24,762	8,491,504

Total Preferred Stocks (Cost $18,385,415)		20,424,066

Convertible Preferred Stocks—0.9%

Automobiles—0.3%
GM Cruise Holdings LLC - Class F † (b) (c) (d)	196,100	3,329,778
Nuro, Inc. - Series C † (b) (c) (d)	179,741	1,114,394
Sila Nanotechnologies, Inc. - Series F † (b) (c) (d)	52,110	1,056,791
Waymo LLC - Series A-2 † (b) (c) (d)	26,511	1,011,130

		6,512,093

Commercial Services & Supplies—0.2%
Redwood Materials - Series D † (b) (c) (d)	110,579	5,278,580

Consumer Staples Distribution & Retail—0.2%
Maplebear, Inc. - Series A † (b) (c) (d)	2,525	82,063
Maplebear, Inc. - Series G † (b) (c) (d)	36,727	1,193,628
Rappi, Inc. - Series E † (b) (c) (d)	52,748	1,899,455

		3,175,146

Financial Services—0.2%
ANT International Co., Ltd. - Class C † (b) (c) (d)	2,147,070	3,778,843

Software—0.0%
Celonis S.E . - Series D † (b) (c) (d)	1,177	262,565

Total Convertible Preferred Stocks (Cost $29,321,351)		19,007,227

Short-Term Investment—0.0%

Mutual Funds—0.0%
T. Rowe Price Government Reserve Fund (e)	15,592	15,592

Total Short-Term Investments (Cost $15,592)		15,592

Securities Lending Reinvestments (f)—7.9%

Certificates of Deposit—2.0%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	2,000,000	1,999,942
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	1,000,000	1,000,543
BNP Paribas S.A. 5.310%, SOFR + 0.250%, 09/08/23 (g)	2,000,000	2,000,000
5.510%, SOFR + 0.450%, 10/10/23 (g)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (g)	3,000,000	3,000,771
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	4,000,000	4,000,392

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	2,000,000	$1,998,562
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
5.230%, SOFR + 0.170%, 09/06/23 (g)	3,000,000	2,999,103
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	3,000,000	3,000,096
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (g)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (g)	2,000,000	1,999,784
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (g)	3,000,000	3,000,063
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (g)	4,000,000	4,000,248
5.400%, SOFR + 0.340%, 10/31/23 (g)	3,000,000	3,000,807
Toronto-Dominion Bank (The) 5.520%, FEDEFF PRV + 0.450%, 10/13/23 (g)	3,000,000	3,000,648

		41,997,782

Commercial Paper—0.9%
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (g)	3,000,000	3,000,042
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (g)	5,000,000	5,002,365
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (g)	2,000,000	1,999,736
Skandinaviska Enskilda Banken AB 5.330%, SOFR + 0.270%, 08/25/23 (g)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (g)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	3,000,000	3,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		19,987,313

Repurchase Agreements—3.4%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $16,005,005; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $16,318,239.	15,998,272	15,998,272
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $7,036,546; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $7,591,925.	7,000,000	7,000,000

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $5,004,929; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $5,123,565.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $10,004,342; collateralized by various Common Stock with an aggregate market value of $11,117,538.	10,000,000	10,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $3,015,429; collateralized by various Common Stock with an aggregate market value of $3,333,822.	3,000,000	3,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $10,004,309; collateralized by various Common Stock with an aggregate market value of $11,123,610.	10,000,000	10,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $1,001,005; collateralized by various Common Stock with an aggregate market value of $1,113,737.	1,000,000	1,000,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $1,000,429; collateralized by various Common Stock with an aggregate market value of $1,100,472.	1,000,000	1,000,000

		72,998,272

Time Deposits—0.5%
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (g)	5,000,000	5,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		11,000,000

Mutual Funds—1.1%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (h)	1,000,000	1,000,000
Fidelity Investments Money Market Government Portfolio, Class I 4.990% (h)	5,000,000	5,000,000

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares	Value

Mutual Funds—(Continued)
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	3,000,000	$3,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (h)	1,000,000	1,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (h)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (h)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (h)	1,000,000	1,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	3,000,000	3,000,000

		24,000,000

Total Securities Lending Reinvestments (Cost $169,981,498)		169,983,367

Total Investments—107.9% (Cost $1,553,475,506)		2,308,110,669
Other assets and liabilities (net)—(7.9)%		(168,908,369)

Net Assets—100.0%		$2,139,202,300

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $26,276,972, which is 1.3% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $180,303,069 and the collateral received consisted of cash in the amount of $169,961,172 and non-cash collateral with a value of $12,363,121. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 1.2% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

Restricted Securities	Acquisition Date	Shares	Cost	Value
ANT International Co., Ltd. - Class C	06/07/18	2,147,070	$8,183,290	$3,778,843
Celonis S.E. - Series D	10/04/22	1,177	435,243	262,565
Epic Games, Inc.	06/18/22	7,488	4,310,738	5,171,587
GM Cruise Holdings LLC - Class F	05/07/19	196,100	3,578,825	3,329,778
Magic Leap, Inc. - Class A	01/20/16-10/12/17	10,914	5,305,346	209,569
Maplebear, Inc.	08/07/20	17,978	832,991	584,285
Maplebear, Inc. (Non-Voting Shares)	08/07/20	939	43,507	30,518
Maplebear, Inc. - Series A	11/18/20	2,525	154,056	82,063
Maplebear, Inc. - Series G	07/02/20	36,727	1,766,271	1,193,628
Nuro, Inc. - Series C	10/30/20	179,741	2,346,447	1,114,394
Rappi, Inc. - Series E	09/08/20-09/24/20	52,748	3,151,484	1,899,455
Redwood Materials - Series D	06/02/23	110,579	5,278,583	5,278,580
Sila Nanotechnologies, Inc. - Series F	01/07/21	52,110	2,150,726	1,056,791
Stripe, Inc. - Class B	12/17/19	63,278	992,832	1,273,786
Waymo LLC - Series A-2	05/08/20	26,511	2,276,425	1,011,130

				$26,276,972

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(ADR)—	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Aerospace & Defense	$—	$11,972,507	$—	$11,972,507
Air Freight & Logistics	5,229,946	—	—	5,229,946
Automobiles	76,486,929	—	—	76,486,929
Beverages	14,448,077	—	—	14,448,077
Biotechnology	29,300,657	—	—	29,300,657
Broadline Retail	150,514,186	—	—	150,514,186
Capital Markets	7,273,858	—	—	7,273,858
Chemicals	14,216,189	—	—	14,216,189
Commercial Services & Supplies	6,288,559	—	—	6,288,559
Consumer Staples Distribution & Retail	—	—	614,803	614,803
Electronic Equipment, Instruments & Components	26,179,015	—	—	26,179,015
Entertainment	44,020,155	—	—	44,020,155
Financial Services	157,236,300	—	—	157,236,300
Ground Transportation	11,722,924	—	—	11,722,924
Health Care Equipment & Supplies	46,926,479	—	—	46,926,479
Health Care Providers & Services	120,369,916	—	—	120,369,916
Hotels, Restaurants & Leisure	49,776,468	—	—	49,776,468
Household Products	10,895,236	—	—	10,895,236
Insurance	18,063,283	—	—	18,063,283
Interactive Media & Services	237,013,601	—	—	237,013,601
IT Services	35,357,524	—	1,273,786	36,631,310
Life Sciences Tools & Services	19,315,998	—	—	19,315,998
Media	12,806,010	—	—	12,806,010
Personal Care Products	9,855,919	—	—	9,855,919
Pharmaceuticals	60,914,484	—	—	60,914,484
Professional Services	19,811,870	—	—	19,811,870
Semiconductors & Semiconductor Equipment	218,292,266	—	—	218,292,266
Software	448,309,455	—	5,381,156	453,690,611
Specialty Retail	22,931,245	—	—	22,931,245
Technology Hardware, Storage & Peripherals	181,578,227	—	—	181,578,227
Textiles, Apparel & Luxury Goods	6,196,802	—	—	6,196,802
Wireless Telecommunication Services	18,106,587	—	—	18,106,587
Total Common Stocks	2,079,438,165	11,972,507	7,269,745	2,098,680,417
Total Preferred Stocks*	—	20,424,066	—	20,424,066
Total Convertible Preferred Stocks*	—	—	19,007,227	19,007,227
Total Short-Term Investment*	15,592	—	—	15,592
Securities Lending Reinvestments
Certificates of Deposit	—	41,997,782	—	41,997,782
Commercial Paper	—	19,987,313	—	19,987,313
Repurchase Agreements	—	72,998,272	—	72,998,272
Time Deposits	—	11,000,000	—	11,000,000
Mutual Funds	24,000,000	—	—	24,000,000
Total Securities Lending Reinvestments	24,000,000	145,983,367	—	169,983,367
Total Investments	$2,103,453,757	$178,379,940	$26,276,972	$2,308,110,669

Collateral for Securities Loaned (Liability)	$—	$(169,961,172)	$—	$(169,961,172)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

Investments in Securities	Balance as of December 31, 2022	Purchases	Sales	Realized Gain/ (Loss)	Change in Unrealized Appreciation/ (Depreciation)	Balance as of June 30, 2023	Change in Unrealized Appreciation/ (Depreciation) from Investments Held at June 30, 2023
Common Stocks
Consumer Staples Distribution & Retail	$917,097	$—	$—	$—	$(302,294)	$614,803	$(302,294)
IT Services	1,171,276	—	—	—	102,510	1,273,786	102,510
Software	5,615,913	—	(251,753)	42,990	(25,994)	5,381,156	(25,994)
Convertible Preferred Stocks
Automobiles	9,356,576	—	—	—	(2,844,483)	6,512,093	(2,844,483)
Commercial Services & Supplies	—	5,278,583	—	—	(3)	5,278,580	(3)
Consumer Staples Distribution & Retail	3,802,392	—	—	—	(627,246)	3,175,146	(627,246)
Financial Services	4,358,552	—	—	—	(579,709)	3,778,843	(579,709)
Software	435,243	—	—	—	(172,678)	262,565	(172,678)

	$25,657,049	$5,278,583	$(251,753)	$42,990	$(4,449,897)	$26,276,972	$(4,449,897)

	Fair Value at June 30, 2023		Valuation Technique(s)	Unobservable Input	Range		Weighted Average	Relationship Between Fair Value and Input; if input value increases then Fair Value:
Common Stock
Consumer Staples Distribution & Retail	$614,803	(a)	Market Transaction Method	Precedent Transaction	$32.50	$32.50	$32.50	Increase
IT Services	1,273,786	(b)	Market Transaction Method	Precedent Transaction	$20.13	$20.13	$20.13	Increase
Software	5,171,587	(a)	Market Transaction Method	Precedent Transactions	$640.00	$750.00	$690.65	Increase
	209,569		Market Transaction Method	Precedent Transaction (Split Adj.)	$19.20	$19.20	$19.20	Increase

Convertible Preferred Stocks Automobiles	3,329,778		Comparable Company Analysis	Forward Enterprise Value/Sales	1.7x	10.0x	4.7x	Increase
				Discount Rate	25.00%	25.00%	25.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,114,394	(c)	Comparable Company Analysis	Market Comparable Adjustment	-70.00%	-70.00%	-70.00%	Decrease
	1,056,791	(d)	Comparable Company Analysis	Enterprise Value/Sales	1.4x	1.4x	1.4x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
	1,011,130	(d)	Comparable Company Analysis	Forward Enterprise Value/Sales	2.9x	10.0x	5.5x	Increase
				Discount Rate	25.00%	25.00%	25.00%	Decrease
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Commercial Services & Supplies	5,278,580		Market Transaction Method	Precedent Transaction	$47.74	$47.74	$47.74	Increase
Consumer Staples Distribution & Retail	1,275,691	(a)	Market Transaction Method	Precedent Transaction	$32.50	$32.50	$32.50	Increase
	1,899,455		Market Transaction Method	Precedent Transaction	$64.42	$64.42	$64.42	Increase
			Comparable Company Analysis	Enterprise Value/Sales	2.3x	3.0x	2.7x	Increase
				Enterprise Value/GMV	0.5x	0.5x	0.5x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Financial Services	3,778,843		Comparable Company Analysis	Price/Earnings	8.4x	17.3x	12.9x	Increase
				Enterprise Value/Sales	3.4x	3.4x	3.4x	Increase
				Discount for Lack of Marketability	10.00%	10.00%	10.00%	Decrease
Software	262,565	(e)	Calibration Model	Enterprise Value/Sales	11.7x	14.8x	13.3x	Increase
				Enterprise Value/Gross Profit	14.9x	18.9x	16.9x	Increase

(a)

For the period ended June 30, 2023, the valuation technique for investments amounting to $7,062,081 changed to a market transaction approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(b)

For the period ended June 30, 2023, the valuation technique for investments amounting to $1,273,786 changed to a market transaction approach. The investments were previously valued utilizing a comparable company analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

(c)

For the period ended June 30, 2023, the valuation technique for investments amounting to $1,114,394 changed to a comparable company approach. The investments were previously valued utilizing a discounted cash flow analysis. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(d)

For the period ended June 30, 2023, the valuation technique for investments amounting to $2,067,921 changed to a comparable company approach. The investments were previously valued utilizing a multi-tiered approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

(e)

For the period ended June 30, 2023, the valuation technique for investments amounting to $262,565 changed to a calibration model approach. The investments were previously valued utilizing a market transaction approach. The change was due to the consideration of the most recent financial information that was available at the time the investments were valued.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$2,308,095,077
Affiliated investments at value (c)	15,592
Receivable for:
Investments sold	7,013,461
Fund shares sold	777,659
Dividends and interest	387,870
Dividends on affiliated investments	15,873
Prepaid expenses	17,506

Total Assets	2,316,323,038

Liabilities
Due to custodian	266,959
Collateral for securities loaned	169,961,172
Payables for:
Affiliated investments purchased	15,592
Fund shares redeemed	5,428,846
Accrued Expenses:
Management fees	894,210
Distribution and service fees	193,217
Deferred trustees’ fees	177,625
Other expenses	183,117

Total Liabilities	177,120,738

Net Assets	$2,139,202,300

Net Assets Consist of:
Paid in surplus	$1,376,409,673
Distributable earnings (Accumulated losses)	762,792,627

Net Assets	$2,139,202,300

Net Assets
Class A	$1,165,221,944
Class B	940,477,595
Class E	33,502,761
Capital Shares Outstanding*
Class A	62,106,427
Class B	52,735,096
Class E	1,830,984
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.76
Class B	17.83
Class E	18.30

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments, excluding affiliated investments, was $1,553,459,914.
(b)	Includes securities loaned at value of $180,303,069.
(c)	Identified cost of affiliated investments was $15,592.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$5,640,011
Dividends from affiliated investments	297,380
Securities lending income	239,059

Total investment income	6,176,450

Expenses
Management fees	5,841,905
Administration fees	42,835
Custodian and accounting fees	53,215
Distribution and service fees—Class B	1,056,728
Distribution and service fees—Class E	22,192
Audit and tax services	28,143
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	38,044
Insurance	8,049
Miscellaneous	11,459

Total expenses	7,141,852
Less management fee waiver	(767,126)

Net expenses	6,374,726

Net Investment Loss	(198,276)

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	86,603,327
Foreign currency transactions	3,802

Net realized gain (loss)	86,607,129

Net change in unrealized appreciation (depreciation) on:
Investments	471,535,473
Foreign currency transactions	326

Net change in unrealized appreciation (depreciation)	471,535,799

Net realized and unrealized gain (loss)	558,142,928

Net Increase (Decrease) in Net Assets From Operations	$557,944,652

(a)	Net of foreign withholding taxes of $109,044.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$(198,276)	$(4,315,887)
Net realized gain (loss)	86,607,129	(72,248,029)
Net change in unrealized appreciation (depreciation)	471,535,799	(1,079,294,369)

Increase (decrease) in net assets from operations	557,944,652	(1,155,858,285)

From Distributions to Shareholders
Class A	0	(234,334,024)
Class B	0	(196,064,384)
Class E	0	(7,160,168)
From return of capital
Class A	0	(268,119)
Class B	0	(224,332)
Class E	0	(8,192)

Total distributions	0	(438,059,219)

Increase (decrease) in net assets from capital share transactions	(144,189,882)	496,138,148

Total increase (decrease) in net assets	413,754,770	(1,097,779,356)

Net Assets
Beginning of period	1,725,447,530	2,823,226,886

End of period	$2,139,202,300	$1,725,447,530

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	1,943,950	$30,327,321	4,855,504	$105,816,814
Reinvestments	0	0	15,619,317	234,602,143
Redemptions	(6,595,663)	(112,955,450)	(2,515,907)	(48,783,830)

Net increase (decrease)	(4,651,713)	$(82,628,129)	17,958,914	$291,635,127

Class B
Sales	1,645,914	$25,773,705	5,967,725	$112,865,385
Reinvestments	0	0	13,716,891	196,288,716
Redemptions	(5,405,966)	(85,742,328)	(5,765,886)	(105,167,463)

Net increase (decrease)	(3,760,052)	$(59,968,623)	13,918,730	$203,986,638

Class E
Sales	39,811	$644,083	71,309	$1,293,534
Reinvestments	0	0	488,641	7,168,360
Redemptions	(140,223)	(2,237,213)	(391,485)	(7,945,511)

Net increase (decrease)	(100,412)	$(1,593,130)	168,465	$516,383

Increase (decrease) derived from capital shares transactions		$(144,189,882)		$496,138,148

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$14.10		$30.81		$28.79	$22.93		$20.71	$25.34

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		(0.02)		(0.06)	(0.01)		0.06	0.11
Net realized and unrealized gain (loss)	4.65		(12.17)		5.55	7.90		5.91	0.23

Total income (loss) from investment operations	4.66		(12.19)		5.49	7.89		5.97	0.34

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.06)		(0.10)	(0.11)
Distributions from net realized capital gains	0.00		(4.52)		(3.47)	(1.97)		(3.65)	(4.86)
Distributions from return of capital	0.00		(0.00	) (b)	0.00	0.00		0.00	0.00

Total distributions	0.00		(4.52)		(3.47)	(2.03)		(3.75)	(4.97)

Net Asset Value, End of Period	$18.76		$14.10		$30.81	$28.79		$22.93	$20.71

Total Return (%) (c)	33.05	(d)	(40.46)		20.22	36.95		30.99	(0.94)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.62	(e)	0.62		0.62	0.63		0.63	0.62
Net ratio of expenses to average net assets (%) (f) (g)	0.55	(e)	0.55		0.54	0.55		0.55	0.55
Ratio of net investment income (loss) to average net assets (%)	0.09	(e)	(0.10)		(0.21)	(0.05)		0.26	0.45
Portfolio turnover rate (%)	19	(d)	31		21	33		26	39
Net assets, end of period (in millions)	$1,165.2		$941.0		$1,503.7	$1,507.0		$1,427.4	$1,259.7

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$13.42		$29.74		$27.96	$22.32		$20.25	$24.87

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.06)		(0.14)	(0.07)		0.00 (h)	0.05
Net realized and unrealized gain (loss)	4.42		(11.74)		5.39	7.68		5.76	0.24

Total income (loss) from investment operations	4.41		(11.80)		5.25	7.61		5.76	0.29

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.00	)(i)	(0.04)	(0.05)
Distributions from net realized capital gains	0.00		(4.52)		(3.47)	(1.97)		(3.65)	(4.86)
Distributions from return of capital	0.00		(0.00	)(b)	0.00	0.00		0.00	0.00

Total distributions	0.00		(4.52)		(3.47)	(1.97)		(3.69)	(4.91)

Net Asset Value, End of Period	$17.83		$13.42		$29.74	$27.96		$22.32	$20.25

Total Return (%) (c)	32.96	(d)	(40.67)		19.95	36.64		30.59	(1.15)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.87	(e)	0.87		0.87	0.88		0.88	0.87
Net ratio of expenses to average net assets (%) (f) (g)	0.80	(e)	0.80		0.79	0.80		0.80	0.80
Ratio of net investment income (loss) to average net assets (%)	(0.16	) (e)	(0.35)		(0.46)	(0.30)		0.01	0.21
Portfolio turnover rate (%)	19	(d)	31		21	33		26	39
Net assets, end of period (in millions)	$940.5		$757.9		$1,266.1	$1,175.6		$973.6	$801.5

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020	2019	2018
Net Asset Value, Beginning of Period	$13.76		$30.29		$28.39	$22.63	$20.49	$25.11

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	)(h)	(0.05)		(0.11)	(0.05)	0.02	0.07
Net realized and unrealized gain (loss)	4.54		(11.96)		5.48	7.80	5.84	0.25

Total income (loss) from investment operations	4.54		(12.01)		5.37	7.75	5.86	0.32

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.02)	(0.07)	(0.08)
Distributions from net realized capital gains	0.00		(4.52)		(3.47)	(1.97)	(3.65)	(4.86)
Distributions from return of capital	0.00		(0.00	) (b)	0.00	0.00	0.00	0.00

Total distributions	0.00		(4.52)		(3.47)	(1.99)	(3.72)	(4.94)

Net Asset Value, End of Period	$18.30		$13.76		$30.29	$28.39	$22.63	$20.49

Total Return (%) (c)	32.99	(d)	(40.58)		20.08	36.79	30.70	(1.05)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(e)	0.77		0.77	0.78	0.78	0.77
Net ratio of expenses to average net assets (%) (f) (g)	0.70	(e)	0.70		0.69	0.70	0.70	0.70
Ratio of net investment income (loss) to average net assets (%)	(0.06	) (e)	(0.25)		(0.36)	(0.20)	0.11	0.30
Portfolio turnover rate (%)	19	(d)	31		21	33	26	39
Net assets, end of period (in millions)	$33.5		$26.6		$53.4	$51.6	$42.0	$35.8

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Distributions from return of capital were less than $0.01.
(c)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(d)	Periods less than one year are not computed on an annualized basis.
(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(g)	The effect of the voluntary portion of the waiver on the net ratio of expenses to average net assets was 0.02% for the six months ended June 30, 2023 and for the year ended December 31, 2022, 0.03% for the year ended December 31, 2021, and 0.02% for each of the years ended December 31, 2020 through 2018 (see Note 5 of the Notes to Financial Statements).
(h)	Net investment income (loss) was less than $0.01.
(i)	Distributions from net investment income were less than $0.01.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Large Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the

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Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. Book-tax differences are primarily due to net operating losses. These adjustments have no impact on net assets or the results of operations.

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Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Due to Custodian - Pursuant to the custodian agreement, the Custodian may, in its discretion, advance funds to the Portfolio to make properly authorized payments. When such payments result in an overdraft, the Portfolio is obligated to repay the Custodian at the current rate of interest charged by the Custodian for secured loans. This obligation is payable on demand to the Custodian. The Custodian has a lien on the Portfolio’s assets to the extent of any overdraft. At June 30, 2023, the Portfolio had a payment of $266,959 due to the Custodian pursuant to the foregoing arrangement. Based on the short-term nature of these payments and the variable interest rate, the carrying value of the overdraft advances approximated its fair value and such inputs would be considered Level 2 in the fair value hierarchy at June 30, 2023. The Portfolio’s average overdraft advances during the six months ended June 30, 2023 were not significant.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $72,998,272, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

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Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$375,699,032	$0	$436,905,075

The Portfolio engaged in security transactions with other accounts managed by T. Rowe Price Associates, Inc., the subadviser to the Portfolio, that amounted to $1,472,918 in purchases of investments, which are included above.

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$5,841,905	0.650%	Of the first $50 million
	0.600%	On amounts in excess of $50 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - Pursuant to a management fee waiver agreement, the Adviser has agreed for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

If the Portfolio’s average daily net assets are between $1 billion to $2 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.045%	Of the next $500 million
0.060%	On amounts in excess of $1.5 billion

If the Portfolio’s average daily net assets are between $2 billion to $3 billion.

% per annum reduction	Average Daily Net Assets
0.090%	On the first $50 million
0.060%	Of the next $50 million
0.070%	Of the next $900 million
0.045%	Of the next $500 million
0.060%	On amounts in excess of $1.5 billion

An identical expense agreement was in place for the period April 1, 2023 to April 30, 2023.

Prior to April 1, 2023, the Adviser had agreed, for the period April 29, 2022 to March 31, 2023, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows provided the Portfolio’s average daily net assets exceeded $1 billion.

% per annum reduction	Average Daily Net Assets
0.080%	On the first $50 million
0.050%	Of the next $50 million
0.060%	Of the next $900 million
0.035%	Of the next $500 million
0.050%	Of the next $1.5 billion
0.075%	On amounts in excess of $3 billion

Amounts waived for the six months ended June 30, 2023 amounted to $541,063 and are included in the total amount shown as management fee waivers in the Statement of Operations.

T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI), an affiliate of the Trust, in the aggregate, exceed $750 million, (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts voluntarily waived by Brighthouse Investment Advisers for the six months ended June 30, 2023 amounted to $226,063 and are included in the total amount shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of Brighthouse Investment Advisers however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
T. Rowe Price Government Reserve Fund	$80,378,630	$153,993,055	$(234,356,093)	$15,592	$297,380	15,592

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,568,040,962

Gross unrealized appreciation	799,246,795
Gross unrealized (depreciation)	(59,177,088)

Net unrealized appreciation (depreciation)	$740,069,707

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Return of capital		Total
2022	2021	2022	2021	2022	2021	2022	2021
$43,467,423	$40,942,869	$394,091,153	$271,900,333	$500,643	$—	$438,059,219	$312,843,202

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$—	$—	$268,534,347	$(63,510,258)	$205,024,089

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $63,510,258.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-23

Brighthouse Funds Trust II

T. Rowe Price Large Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-24

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B, E and G shares of the T. Rowe Price Small Cap Growth Portfolio returned 14.24%, 14.12%, 14.17%, and 14.12%, respectively. The Portfolio’s benchmark, the MSCI U.S. Small Cap Growth Index¹, returned 14.71%.

MARKET ENVIRONMENT / CONDITIONS

Major stock indexes rose in the first half of 2023. Due in part to generally favorable corporate earnings and a resilient economy, equities climbed the proverbial wall of worry, overcoming bearish factors such as regional bank turmoil in March following the failures of Silicon Valley Bank and Signature Bank, uncertainty around Congress and President Joe Biden agreeing to raise the debt ceiling—the statutory limit on U.S. government borrowing—before the government ran out of money, and continued U.S. Federal Reserve (the “Fed”) interest rate increases to combat elevated inflation. The Fed raised interest rates three times in the first half of the year but following its most recent policy deliberations in June, central bank officials decided to keep short-term interest rates unchanged. The period ended on a strong note, as better-than-expected economic data suggested that the economy continued to expand despite a significant increase in interest rates.

In other parts of the globe, developed European stocks largely performed well during the period even as they experienced volatility following the events in the U.S. banking sector and the takeover of Credit Suisse by UBS in a government-brokered deal. Despite slowing economic conditions and lower headline inflation, both the European Central Bank and Bank of England raised interest rates and committed to further tightening measures. Developed Asian markets also delivered solid returns. Japanese equities led the region as the Bank of Japan kept interest rates very low and a weakening Japanese yen benefitted export-oriented businesses. Emerging markets stocks gained ground but underperformed their developed market peers. In Latin America, where many economies depend greatly on commodity exports, many markets rose due in part to hopes that China, which reduced certain interest rates in June, would continue to take measures to help stimulate growth.

PORTFOLIO REVIEW / PERIOD END POSITIONING

The Portfolio delivered positive returns but underperformed its benchmark, the MSCI U.S. Small Cap Growth Index (the “Index”), for the six months ended June 30, 2023. Overall, stock selection drove relative underperformance.

Financials were the largest detractor to relative performance due to stock selection. Kinsale Capital Group, a specialty insurance company, outperformed during the period but was not held in the Portfolio until the second quarter. The company has benefited from sustained growth and, in our view, is expected to see robust opportunities from a growing excess and surplus lines market. Kinsale also benefits from lower operating costs than its competitors and a higher expected growth rate.

Energy also weighed on relative performance, driven by poor stock selection. Transocean (Switzerland) is one of the world’s largest offshore drilling companies contracted by oil and gas companies for the exploration and development of reserves offshore. We believe the company is well positioned to benefit from an increase in offshore drilling worldwide and an expected extended upcycle for offshore drilling. Transocean stock performed strongly in the beginning of the year and was not initially held in the Portfolio.

Unfavorable stock selection in the Real Estate sector also detracted from relative returns. Rexford Industrial Realty is a real estate investment trust that invests in, operates, and redevelops industrial properties throughout southern California, the largest industrial market in the U.S. The company felt the pressure of weakened industrial fundamentals during the period, as constrained supply eased with rent increases pricing tenants out of the market and reduced port traffic increasing availability. The stock underperformed during the period and was not held in the Index.

Conversely, stock selection in the Information Technology (“IT”) sector boosted relative performance. Axcelis Technologies specializes in the development and manufacturing of equipment used in the production of semiconductor chips, with a specific focus on ion implantation and processing equipment. In our view, the company has a reasonable valuation, attractive cash flow generation relative to its growth prospects, and a healthy product offering and market share within ion implantation equipment. We believe Axcelis is also well positioned to benefit from the silicon carbide industry, making it a favorable company to overweight.

Stock selection in the Communication Services sector also contributed to relative performance. World Wrestling Entertainment (“WWE”) outperformed during the period and the Portfolio was overweight the name. WWE is an integrated media organization, with a primary focus on wrestling, that operates in three segments: media, live events, and consumer products. The company has announced plans to merge parts of its business with media conglomerate Endeavor Group, with a possible acquisition of WWE on the horizon.

BHFTII-1

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Managed by T. Rowe Price Associates, Inc.

Portfolio Manager Commentary*—(Continued)

While our stock selection is primarily based on a quantitative model, we take into consideration fundamental research. In constructing the Portfolio, our sector weights are usually in line with those of the Index, but we will occasionally overweight or underweight certain sectors based on our analysis. At the end of the period, the largest sector allocations in the Portfolio were Health Care, Industrials, IT, and Consumer Discretionary.

Sudhir Nanda

Portfolio Manager

T. Rowe Price Associates, Inc.

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

¹ The MSCI U.S. Small Cap Growth Index represents the growth companies of the MSCI U.S. Small Cap 1750 Index. (The MSCI U.S. Small Cap 1750 Index represents the universe of small capitalization companies in the U.S. equity market).

BHFTII-2

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

A $10,000 INVESTMENT COMPARED TO THE MSCI U.S. SMALL CAP GROWTH INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year	Since Inception[1]
T. Rowe Price Small Cap Growth Portfolio
Class A	14.24	20.94	7.34	11.15	—
Class B	14.12	20.69	7.08	10.88	—
Class E	14.17	20.81	7.18	10.99	—
Class G	14.12	20.67	7.04	—	9.20
MSCI U.S. Small Cap Growth Index	14.71	18.68	6.90	10.11	8.86

1 Inception dates of the Class A, Class B, Class E and Class G shares are 3/3/97, 7/30/02, 5/1/01 and 11/12/14, respectively.

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Manhattan Associates, Inc.	1.1
Saia, Inc.	1.0
Casella Waste Systems, Inc.- Class A	0.9
SPS Commerce, Inc.	0.9
Axcelis Technologies, Inc.	0.8
EMCOR Group, Inc.	0.8
Comfort Systems USA, Inc.	0.8
Ensign Group, Inc. (The)	0.8
Builders FirstSource, Inc.	0.8
Churchill Downs, Inc.	0.8

Top Sectors

% of Net Assets
Health Care	23.5
Industrials	22.5
Information Technology	18.9
Consumer Discretionary	12.7
Financials	5.2
Energy	4.4
Consumer Staples	4.3
Materials	4.0
Communication Services	2.7
Real Estate	0.9

BHFTII-3

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

T. Rowe Price Small Cap Growth Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.48%	$1,000.00	$1,142.40	$2.55
	Hypothetical*	0.48%	$1,000.00	$1,022.41	$2.41

Class B (a)	Actual	0.73%	$1,000.00	$1,141.20	$3.88
	Hypothetical*	0.73%	$1,000.00	$1,021.18	$3.66

Class E (a)	Actual	0.63%	$1,000.00	$1,141.70	$3.35
	Hypothetical*	0.63%	$1,000.00	$1,021.67	$3.16

Class G (a)	Actual	0.78%	$1,000.00	$1,141.20	$4.14
	Hypothetical*	0.78%	$1,000.00	$1,020.93	$3.91

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—99.7% of Net Assets

Security Description	Shares	Value

Aerospace & Defense—1.6%
Cadre Holdings, Inc. (a)	39,400	$858,920
Curtiss-Wright Corp.	49,130	9,023,216
Hexcel Corp. (a)	68,752	5,226,527
Leonardo DRS, Inc. (a) (b)	131,600	2,281,944
Mercury Systems, Inc. (a) (b)	19,169	663,055
Moog, Inc. - Class A	18,558	2,012,244

		20,065,906

Air Freight & Logistics—0.5%
GXO Logistics, Inc. (b)	99,244	6,234,508

Automobile Components—0.5%
LCI Industries (a)	5,702	720,505
Patrick Industries, Inc. (a)	17,044	1,363,520
Visteon Corp. (b)	28,800	4,135,968

		6,219,993

Banks—0.4%
Bancorp, Inc. (The) (b)	120,987	3,950,226
ServisFirst Bancshares, Inc. (a)	23,100	945,252

		4,895,478

Beverages—0.4%
Coca-Cola Consolidated, Inc.	8,006	5,091,976

Biotechnology—9.1%
ACADIA Pharmaceuticals, Inc. (b)	119,864	2,870,743
Agios Pharmaceuticals, Inc. (a) (b)	49,759	1,409,175
Akero Therapeutics, Inc. (a) (b)	47,148	2,201,340
Alector, Inc. (a) (b)	49,782	299,190
Alkermes plc (b)	162,737	5,093,668
Allogene Therapeutics, Inc. (a) (b)	61,692	306,609
Amicus Therapeutics, Inc. (b)	155,351	1,951,208
Apellis Pharmaceuticals, Inc. (a) (b)	76,757	6,992,563
Arcellx, Inc. (a) (b)	15,800	499,596
Avidity Biosciences, Inc. (a) (b)	64,328	713,397
Biohaven, Ltd. (a) (b)	72,451	1,733,028
Biomea Fusion, Inc. (a) (b)	12,300	269,985
Blueprint Medicines Corp. (b)	63,983	4,043,726
C4 Therapeutics, Inc. (b)	12,500	34,375
Catalyst Pharmaceuticals, Inc. (b)	127,100	1,708,224
Cerevel Therapeutics Holdings, Inc. (a) (b)	70,166	2,230,577
CRISPR Therapeutics AG (a) (b)	57,571	3,232,036
Cytokinetics, Inc. (a) (b)	65,057	2,122,159
Day One Biopharmaceuticals, Inc. (b)	36,371	434,270
Denali Therapeutics, Inc. (a) (b)	65,232	1,924,996
Exelixis, Inc. (b)	252,299	4,821,434
Generation Bio Co. (b)	68,300	375,650
Halozyme Therapeutics, Inc. (b)	191,087	6,892,508
Horizon Therapeutics plc (b)	24,333	2,502,649
Ideaya Biosciences, Inc. (a) (b)	12,514	294,079
IGM Biosciences, Inc. (a) (b)	22,768	210,149
ImmunoGen, Inc. (b)	86,300	1,628,481
Insmed, Inc. (b)	185,839	3,921,203
Intellia Therapeutics, Inc. (a) (b)	55,887	2,279,072
Ionis Pharmaceuticals, Inc. (a) (b)	103,530	4,247,836

Biotechnology—(Continued)
Iovance Biotherapeutics, Inc. (b)	134,544	$947,190
Karuna Therapeutics, Inc. (b)	26,962	5,846,710
Krystal Biotech, Inc. (a) (b)	9,600	1,127,040
Kymera Therapeutics, Inc. (a) (b)	45,795	1,052,827
Madrigal Pharmaceuticals, Inc. (b)	5,674	1,310,694
Mirati Therapeutics, Inc. (a) (b)	27,802	1,004,486
Monte Rosa Therapeutics, Inc. (b)	9,800	67,130
Morphic Holding, Inc. (a) (b)	26,437	1,515,633
Natera, Inc. (b)	80,097	3,897,520
Neurocrine Biosciences, Inc. (b)	31,940	3,011,942
Nurix Therapeutics, Inc. (a) (b)	23,600	235,764
Prothena Corp. plc (a) (b)	50,178	3,426,154
PTC Therapeutics, Inc. (b)	75,107	3,054,602
Relay Therapeutics, Inc. (a) (b)	61,300	769,928
Replimune Group, Inc. (a) (b)	73,809	1,713,845
Revolution Medicines, Inc. (b)	68,556	1,833,873
Rhythm Pharmaceuticals, Inc. (a) (b)	19,700	324,853
Rocket Pharmaceuticals, Inc. (a) (b)	49,031	974,246
Sage Therapeutics, Inc. (a) (b)	41,892	1,969,762
Scholar Rock Holding Corp. (a) (b)	59,694	450,093
Seagen, Inc. (b)	16,811	3,235,445
Ultragenyx Pharmaceutical, Inc. (b)	46,426	2,141,631
Vaxcyte, Inc. (b)	35,100	1,752,894
Xencor, Inc. (a) (b)	78,262	1,954,202
Zentalis Pharmaceuticals, Inc. (a) (b)	24,973	704,488

		111,566,878

Building Products—2.4%
AAON, Inc.	40,671	3,856,018
Builders FirstSource, Inc. (b)	72,208	9,820,288
CSW Industrials, Inc.	28,931	4,808,043
Gibraltar Industries, Inc. (b)	18,223	1,146,591
Simpson Manufacturing Co., Inc.	7,100	983,350
UFP Industries, Inc.	87,220	8,464,701

		29,078,991

Capital Markets—1.7%
Blue Owl Capital, Inc. (a)	267,485	3,116,200
FactSet Research Systems, Inc.	9,995	4,004,497
LPL Financial Holdings, Inc.	31,333	6,812,734
MarketAxess Holdings, Inc.	15,071	3,939,861
StoneX Group, Inc. (b)	32,300	2,683,484

		20,556,776

Chemicals—1.4%
Axalta Coating Systems, Ltd. (b)	161,993	5,314,990
Balchem Corp. (a)	18,662	2,515,824
Element Solutions, Inc. (a)	106,562	2,045,991
Livent Corp. (a) (b)	143,461	3,935,135
Olin Corp. (a)	72,972	3,750,031

		17,561,971

Commercial Services & Supplies—2.3%
Casella Waste Systems, Inc.- Class A (a) (b)	127,807	11,560,143
Clean Harbors, Inc. (b)	50,712	8,338,574

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Commercial Services & Supplies —(Continued)
MSA Safety, Inc.	17,205	$2,992,982
Rentokil Initial plc (ADR)	140,832	5,493,856

		28,385,555

Communications Equipment—0.4%
Extreme Networks, Inc. (b)	96,700	2,519,035
Lumentum Holdings, Inc. (a) (b)	34,572	1,961,270

		4,480,305

Construction & Engineering—2.1%
Comfort Systems USA, Inc.	60,465	9,928,353
EMCOR Group, Inc.	54,018	9,981,446
WillScot Mobile Mini Holdings Corp. (b)	128,078	6,120,848

		26,030,647

Construction Materials—0.6%
Eagle Materials, Inc. (a)	39,691	7,399,196

Consumer Staples Distribution & Retail—0.9%
BJ’s Wholesale Club Holdings, Inc. (b)	39,181	2,468,795
Casey’s General Stores, Inc.	12,887	3,142,881
Performance Food Group Co. (b)	85,915	5,175,520

		10,787,196

Containers & Packaging—0.6%
Graphic Packaging Holding Co.	232,486	5,586,639
Silgan Holdings, Inc.	51,899	2,433,544

		8,020,183

Distributors—0.4%
Pool Corp. (a)	13,546	5,074,873

Diversified Consumer Services—0.6%
Bright Horizons Family Solutions, Inc. (a) (b)	12,863	1,189,184
Carriage Services, Inc.	23,287	756,129
Grand Canyon Education, Inc. (b)	49,389	5,097,439

		7,042,752

Diversified Telecommunication Services—0.7%
Cogent Communications Holdings, Inc. (a)	9,330	627,816
Iridium Communications, Inc.	138,465	8,601,446

		9,229,262

Electrical Equipment—1.1%
Array Technologies, Inc. (a) (b)	91,400	2,065,640
Atkore, Inc. (b)	57,936	9,034,540
Shoals Technologies Group, Inc. - Class A (b)	115,600	2,954,736

		14,054,916

Electronic Equipment, Instruments & Components—2.7%
Advanced Energy Industries, Inc.	42,166	4,699,401
Fabrinet (b)	64,402	8,364,532
Littelfuse, Inc. (a)	10,801	3,146,439
Novanta, Inc. (b)	52,960	9,749,936

Electronic Equipment, Instruments & Components —(Continued)
Teledyne Technologies, Inc. (b)	11,933	4,905,775
Zebra Technologies Corp. - Class A (b)	8,907	2,634,958

		33,501,041

Energy Equipment & Services—1.9%
ChampionX Corp. (a)	122,136	3,791,102
Nabors Industries, Ltd. (a) (b)	6,879	639,953
TechnipFMC plc (b)	562,998	9,357,027
Transocean Ltd. (a) (b)	355,300	2,490,653
Weatherford International plc (b)	106,072	7,045,302

		23,324,037

Entertainment—1.1%
Endeavor Group Holdings, Inc. - Class A (a) (b)	201,100	4,810,312
World Wrestling Entertainment, Inc. - Class A	82,957	8,998,346

		13,808,658

Financial Services—0.9%
Euronet Worldwide, Inc. (a) (b)	35,208	4,132,363
EVERTEC, Inc.	59,782	2,201,771
Shift4 Payments, Inc. - Class A (a) (b)	68,299	4,638,185

		10,972,319

Food Products—1.3%
Darling Ingredients, Inc. (b)	10,681	681,341
Hostess Brands, Inc. (b)	129,148	3,270,027
Post Holdings, Inc. (b)	83,130	7,203,215
Simply Good Foods Co. (The) (a) (b)	134,676	4,927,795

		16,082,378

Ground Transportation—2.1%
Landstar System, Inc. (a)	26,103	5,025,872
RXO, Inc. (b)	67,679	1,534,283
Saia, Inc. (a) (b)	34,788	11,911,759
XPO, Inc. (a) (b)	123,537	7,288,683

		25,760,597

Health Care Equipment & Supplies—5.9%
AtriCure, Inc. (b)	50,659	2,500,528
CONMED Corp. (a)	33,717	4,581,803
Embecta Corp.	36,480	787,968
Globus Medical, Inc. - Class A (b)	102,217	6,086,000
Haemonetics Corp. (a) (b)	58,119	4,948,252
ICU Medical, Inc. (a) (b)	15,942	2,840,705
Inari Medical, Inc. (a) (b)	49,005	2,849,151
Inspire Medical Systems, Inc. (b)	28,629	9,294,119
iRhythm Technologies, Inc. (b)	30,304	3,161,313
Lantheus Holdings, Inc. (a) (b)	93,725	7,865,402
Merit Medical Systems, Inc. (b)	91,427	7,646,954
Omnicell, Inc. (b)	46,534	3,428,160
Penumbra, Inc. (b)	14,762	5,079,014
PROCEPT BioRobotics Corp. (a) (b)	55,300	1,954,855
Shockwave Medical, Inc. (b)	13,006	3,712,042
STERIS plc	23,090	5,194,788

		71,931,054

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Health Care Providers & Services—4.1%
Acadia Healthcare Co., Inc. (b)	24,400	$1,943,216
Addus HomeCare Corp. (b)	44,308	4,107,352
Amedisys, Inc. (b)	22,985	2,101,748
AMN Healthcare Services, Inc. (a) (b)	74,879	8,170,796
Chemed Corp.	3,770	2,042,096
Corvel Corp. (b)	26,498	5,127,363
Ensign Group, Inc. (The) (a)	103,009	9,833,239
Guardant Health, Inc. (a) (b)	82,385	2,949,383
ModivCare, Inc. (b)	10,076	455,536
Molina Healthcare, Inc. (b)	25,790	7,768,980
NeoGenomics, Inc. (a) (b)	55,773	896,272
Option Care Health, Inc. (b)	146,191	4,749,746

		50,145,727

Health Care Technology—0.2%
Evolent Health, Inc. - Class A (a) (b)	100,384	3,041,635

Hotels, Restaurants & Leisure—5.8%
Bloomin’ Brands, Inc. (a)	107,805	2,898,877
Boyd Gaming Corp.	113,841	7,897,150
Cava Group, Inc. (b)	20,114	823,668
Choice Hotels International, Inc. (a)	58,929	6,925,336
Churchill Downs, Inc.	70,314	9,785,599
Domino’s Pizza, Inc.	11,779	3,969,405
Everi Holdings, Inc. (b)	153,100	2,213,826
Hilton Grand Vacations, Inc. (b)	80,948	3,678,277
Papa John’s International, Inc.	12,767	942,588
Planet Fitness, Inc. - Class A (b)	60,799	4,100,285
Red Rock Resorts, Inc. - Class A (a)	90,023	4,211,276
SeaWorld Entertainment, Inc. (b)	40,081	2,244,937
Texas Roadhouse, Inc. (a)	81,823	9,187,086
Travel and Leisure Co.	54,835	2,212,044
Vail Resorts, Inc.	11,909	2,998,210
Wendy’s Co. (The)	309,391	6,729,254

		70,817,818

Household Durables—1.6%
Cavco Industries, Inc. (b)	12,606	3,718,770
Skyline Champion Corp. (b)	56,160	3,675,672
Tempur Sealy International, Inc. (a)	129,481	5,188,304
TopBuild Corp. (a) (b)	25,077	6,670,983

		19,253,729

Independent Power and Renewable Electricity Producers—0.6%
Clearway Energy, Inc. - Class C (a)	68,854	1,966,470
NextEra Energy Partners L.P. (a)	46,033	2,699,375
Ormat Technologies, Inc. (a)	28,473	2,290,938

		6,956,783

Industrial REITs—0.7%
First Industrial Realty Trust, Inc.	67,616	3,559,306
Rexford Industrial Realty, Inc.	51,025	2,664,526
Terreno Realty Corp. (a)	33,929	2,039,133

		8,262,965

Insurance—2.3%
BRP Group, Inc. - Class A (b)	57,682	$1,429,360
Kinsale Capital Group, Inc.	14,600	5,463,320
Palomar Holdings, Inc. (b)	59,274	3,440,263
Primerica, Inc.	31,585	6,246,250
Ryan Specialty Holdings, Inc. (b)	125,467	5,632,214
Selective Insurance Group, Inc.	59,952	5,752,394

		27,963,801

Interactive Media & Services—0.1%
Ziff Davis, Inc. (b)	9,520	666,971

IT Services—0.6%
Gartner, Inc. (b)	7,478	2,619,618
Perficient, Inc. (a) (b)	50,352	4,195,832

		6,815,450

Leisure Products—0.6%
Brunswick Corp. (a)	20,211	1,751,081
Mattel, Inc. (b)	285,702	5,582,617

		7,333,698

Life Sciences Tools & Services—2.7%
10X Genomics, Inc. - Class A (b)	67,100	3,746,864
Adaptive Biotechnologies Corp. (a) (b)	65,759	441,243
Bruker Corp.	33,427	2,470,924
Charles River Laboratories International, Inc. (b)	21,575	4,536,144
Maravai LifeSciences Holdings, Inc. - Class A (b)	118,125	1,468,294
Medpace Holdings, Inc. (b)	36,734	8,822,405
Olink Holding AB (ADR) (a) (b)	40,273	755,119
Repligen Corp. (a) (b)	31,553	4,463,487
West Pharmaceutical Services, Inc.	15,912	6,085,862

		32,790,342

Machinery—4.3%
Albany International Corp. - Class A (a)	25,836	2,409,982
Federal Signal Corp.	84,158	5,388,637
Graco, Inc.	12,601	1,088,096
John Bean Technologies Corp.	44,825	5,437,273
Kadant, Inc.	27,883	6,192,814
Lincoln Electric Holdings, Inc.	28,662	5,693,133
RBC Bearings, Inc. (a) (b)	28,976	6,301,411
SPX Technologies, Inc. (b)	71,301	6,058,446
Symbotic, Inc. (a) (b)	42,600	1,823,706
Toro Co. (The)	48,810	4,961,537
Watts Water Technologies, Inc. - Class A	39,980	7,345,525

		52,700,560

Media—0.7%
Nexstar Media Group, Inc. (a)	47,303	7,878,315
Thryv Holdings, Inc. (a) (b)	48,957	1,204,342

		9,082,657

Metals & Mining—0.8%
Alpha Metallurgical Resources, Inc. (a)	6,036	992,077
Arconic Corp. (b)	41,322	1,222,305

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares	Value

Metals & Mining—(Continued)
ATI, Inc. (a) (b)	124,100	$5,488,943
Royal Gold, Inc. (a)	19,992	2,294,681

		9,998,006

Oil, Gas & Consumable Fuels—2.5%
APA Corp.	42,809	1,462,784
Centrus Energy Corp. - Class A (a) (b)	21,700	706,552
Denbury, Inc. (a) (b)	37,000	3,191,620
Kosmos Energy, Ltd. (a) (b)	463,600	2,776,964
Magnolia Oil & Gas Corp. - Class A (a)	173,023	3,616,181
Matador Resources Co. (a)	99,223	5,191,347
PBF Energy, Inc. - Class A	20,500	839,270
PDC Energy, Inc. (a)	29,132	2,072,451
Range Resources Corp. (a)	201,563	5,925,952
SM Energy Co.	99,473	3,146,331
Southwestern Energy Co. (a) (b)	118,400	711,584
Targa Resources Corp.	22,054	1,678,309

		31,319,345

Paper & Forest Products—0.5%
Louisiana-Pacific Corp.	80,577	6,041,663

Personal Care Products—1.7%
BellRing Brands, Inc. (b)	135,459	4,957,799
Coty, Inc. - Class A (b)	325,592	4,001,526
elf Beauty, Inc. (a) (b)	44,300	5,060,389
Inter Parfums, Inc.	51,258	6,931,619

		20,951,333

Pharmaceuticals—1.5%
Amphastar Pharmaceuticals, Inc. (b)	58,800	3,379,236
Arvinas, Inc. (a) (b)	41,891	1,039,735
Catalent, Inc. (a) (b)	39,618	1,717,836
Intra-Cellular Therapies, Inc. (b)	73,641	4,662,948
Pacira BioSciences, Inc. (a) (b)	43,272	1,733,909
Pliant Therapeutics, Inc. (a) (b)	24,605	445,843
Prestige Consumer Healthcare, Inc. (b)	41,135	2,444,653
Supernus Pharmaceuticals, Inc. (b)	58,947	1,771,947
Ventyx Biosciences, Inc. (a) (b)	55,400	1,817,120

		19,013,227

Professional Services—4.7%
ASGN, Inc. (a) (b)	14,079	1,064,795
Booz Allen Hamilton Holding Corp.	64,339	7,180,232
Broadridge Financial Solutions, Inc.	18,950	3,138,688
CACI International, Inc. - Class A (b)	27,280	9,298,115
CBIZ, Inc. (b)	104,521	5,568,879
Concentrix Corp.	12,153	981,355
ExlService Holdings, Inc. (b)	51,520	7,782,611
Exponent, Inc.	71,728	6,693,657
Insperity, Inc.	51,734	6,154,277
NV5 Global, Inc. (a) (b)	22,326	2,473,051
Paylocity Holding Corp. (b)	22,792	4,205,808
SS&C Technologies Holdings, Inc.	22,688	1,374,893
Verra Mobility Corp. (a) (b)	116,100	2,289,492

		58,205,853

Residential REITs—0.2%
Equity LifeStyle Properties, Inc.	34,172	$2,285,765

Semiconductors & Semiconductor Equipment—5.4%
Axcelis Technologies, Inc. (b)	56,871	10,426,160
Cirrus Logic, Inc. (b)	40,455	3,277,260
Diodes, Inc. (b)	61,408	5,679,626
Entegris, Inc.	22,174	2,457,323
FormFactor, Inc. (a) (b)	78,547	2,687,878
Kulicke & Soffa Industries, Inc. (a)	69,159	4,111,503
Lattice Semiconductor Corp. (a) (b)	83,362	8,008,587
MaxLinear, Inc. (a) (b)	109,413	3,453,074
MKS Instruments, Inc.	19,228	2,078,547
Monolithic Power Systems, Inc.	6,779	3,662,219
Onto Innovation, Inc. (b)	57,465	6,692,948
Power Integrations, Inc. (a)	69,713	6,599,730
Rambus, Inc. (b)	76,500	4,909,005
Synaptics, Inc. (b)	20,108	1,716,821

		65,760,681

Software—8.8%
A10 Networks, Inc. (a)	131,584	1,919,810
ACI Worldwide, Inc. (a) (b)	82,669	1,915,441
Agilysys, Inc. (b)	36,300	2,491,632
Aspen Technology, Inc. (b)	7,290	1,221,877
Blackbaud, Inc. (b)	37,600	2,676,368
Box, Inc. - Class A (a) (b)	169,989	4,994,277
Descartes Systems Group, Inc. (The) (b)	103,058	8,255,976
Digital Turbine, Inc. (b)	35,345	328,002
DoubleVerify Holdings, Inc. (b)	140,240	5,458,141
Envestnet, Inc. (a) (b)	54,970	3,262,469
Fair Isaac Corp. (b)	10,430	8,440,060
Fortinet, Inc. (b)	43,774	3,308,877
Informatica, Inc. - Class A (a) (b)	118,300	2,188,550
Manhattan Associates, Inc. (b)	64,720	12,936,233
NCR Corp. (a) (b)	94,309	2,376,587
PowerSchool Holdings, Inc. - Class A (a) (b)	139,800	2,675,772
PTC, Inc. (b)	35,534	5,056,488
Qualys, Inc. (a) (b)	45,280	5,848,818
Rapid7, Inc. (a) (b)	51,549	2,334,139
Sapiens International Corp. NV	113,361	3,015,403
SPS Commerce, Inc. (b)	57,149	10,976,037
Tenable Holdings, Inc. (b)	81,829	3,563,653
Teradata Corp. (a) (b)	74,482	3,978,084
Tyler Technologies, Inc. (b)	11,382	4,740,261
Workiva, Inc. (a) (b)	35,608	3,619,909

		107,582,864

Specialty Retail—2.4%
Academy Sports & Outdoors, Inc. (a)	63,180	3,414,879
Asbury Automotive Group, Inc. (a) (b)	10,902	2,621,059
Burlington Stores, Inc. (b)	9,822	1,545,884
Dick’s Sporting Goods, Inc.	34,652	4,580,648
Floor & Decor Holdings, Inc. - Class A (a) (b)	2,543	264,370
Murphy USA, Inc.	26,524	8,251,882
Penske Automotive Group, Inc. (a)	15,335	2,555,271
Valvoline, Inc. (a)	165,800	6,219,158

		29,453,151

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—(Continued)

Security Description	Shares/ Principal Amount*	Value

Technology Hardware, Storage & Peripherals—1.1%
Pure Storage, Inc. - Class A (a) (b)	116,993	$4,307,682
Super Micro Computer, Inc. (a) (b)	37,300	9,297,025

		13,604,707

Textiles, Apparel & Luxury Goods—0.9%
Crocs, Inc. (b)	47,746	5,368,560
Deckers Outdoor Corp. (b)	10,887	5,744,635

		11,113,195

Trading Companies & Distributors—1.3%
Herc Holdings, Inc.	18,115	2,479,038
McGrath RentCorp	29,554	2,733,154
SiteOne Landscape Supply, Inc. (a) (b)	35,592	5,956,677
Watsco, Inc. (a)	12,193	4,651,263

		15,820,132

Total Common Stocks (Cost $962,096,899)		1,224,139,504

Escrow Shares—0.0%

Wireless Telecommunication Services—0.0%
GCI Liberty, Inc. (b) (c) (d) (Cost $0)	99,869	0

Short-Term Investment—0.6%

Mutual Funds—0.6%
T. Rowe Price Government Reserve Fund (e)	6,689,100	6,689,100

Total Short-Term Investments (Cost $6,689,100)		6,689,100

Securities Lending Reinvestments (f)—11.3%

Certificates of Deposit—2.4%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (g)	2,000,000	2,003,524
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	2,000,000	2,001,086
Canadian Imperial Bank of Commerce 5.460%, SOFR + 0.400%, 10/13/23 (g)	2,000,000	2,000,514
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	2,000,000	1,998,562
Mitsubishi UFJ Trust and Banking Corp. Zero Coupon, 07/20/23	1,000,000	997,130
5.230%, SOFR + 0.170%, 09/06/23 (g)	2,000,000	1,999,402
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	2,000,000	2,000,064
MUFG Bank Ltd. (NY) 5.280%, SOFR + 0.220%, 08/14/23 (g)	2,000,000	1,999,880
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (g)	2,000,000	2,000,310
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,023

Certificates of Deposit—(Continued)
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (g)	2,000,000	2,000,552
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (g)	2,000,000	2,000,042
Sumitomo Mitsui Trust Bank, Ltd. Zero Coupon, 09/08/23	2,000,000	1,979,060
Svenska Handelsbanken AB 5.400%, SOFR + 0.340%, 10/31/23 (g)	1,000,000	1,000,269
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (g)	1,000,000	1,000,143
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (g)	2,000,000	2,000,432

		29,980,935

Commercial Paper—1.1%
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (g)	2,000,000	2,000,028
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (g)	3,000,000	3,001,419
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (g)	2,000,000	1,999,736
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (g)	3,000,000	3,000,444
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	2,000,000	2,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	2,000,000	1,984,604

		13,986,231

Repurchase Agreements—5.4%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $2,625,714; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $2,677,102.	2,624,610	2,624,610
Cantor Fitzgerald & Co. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $776,380; collateralized by U.S. Government Agency Obligations with rates ranging from 1.378% - 8.917%, maturity dates ranging from 08/01/23 - 01/20/73, and an aggregate market value of $791,574.	776,052	776,052
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $4,116,147; collateralized by various Common Stock with an aggregate market value of $4,400,001.	4,000,000	4,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $4,501,901; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $4,601,518.	4,500,000	4,500,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $5,605,521; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $5,738,392.	5,600,000	5,600,000

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $14,014,156; collateralized by various Common Stock with an aggregate market value of $15,622,864.	14,000,000	$14,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $13,005,644; collateralized by various Common Stock with an aggregate market value of $14,452,799.	13,000,000	13,000,000
Santander U.S. Capital Markets LLC Repurchase Agreement dated 06/30/23 at 5.090%, due on 07/03/23 with a maturity value of $10,004,242; collateralized by U.S. Government Agency Obligations with rates ranging from 1.000% - 6.566%, maturity dates ranging from 08/25/24 - 05/20/71, and an aggregate market value of $10,204,327.	10,000,000	10,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $8,003,447; collateralized by various Common Stock with an aggregate market value of $8,898,888.
	8,000,000	8,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $2,802,815; collateralized by various Common Stock with an aggregate market value of $3,118,464.	2,800,000	2,800,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $600,258; collateralized by various Common Stock with an aggregate market value of $660,283.	600,000	600,000

		65,900,662

Time Deposits—0.4%
Banco Santander S.A. (NY) 5.060%, 07/03/23	1,000,000	1,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (g)	2,000,000	2,000,000
Nordea Bank Abp 5.050%, 07/03/23	2,000,000	2,000,000

		5,000,000

Mutual Funds—2.0%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (h)	4,500,000	4,500,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (h)	1,000,000	1,000,000
HSBC U.S. Government Money Market Fund, Class I 5.010% (h)	2,000,000	2,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (h)	4,000,000	4,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (h)	3,000,000	3,000,000

Mutual Funds—(Continued)
STIT-Government & Agency Portfolio, Institutional Class 5.050% (h)	4,000,000	4,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (h)	6,400,000	6,400,000

		24,900,000

Total Securities Lending Reinvestments (Cost $139,763,446)		139,767,828

Total Investments—111.6% (Cost $1,108,549,445)		1,370,596,432
Other assets and liabilities (net)—(11.6)%		(142,387,999)

Net Assets—100.0%		$1,228,208,433

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $164,670,415 and the collateral received consisted of cash in the amount of $139,735,492 and non-cash collateral with a value of $27,215,367. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Non-income producing security.
(c)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(d)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(e)	Affiliated Issuer. (See Note 6 of the Notes to Financial Statements for a summary of transactions in securities of affiliated issuers.)
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(h)	The rate shown represents the annualized seven-day yield as of June 30, 2023.

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV)—	Effective Federal Funds Rate
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate

Other Abbreviations

(REIT)—	Real Estate Investment Trust
(ADR)—	American Depositary Receipt

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total Common Stocks*	1,224,139,504	—	—	1,224,139,504
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	6,689,100	—	—	6,689,100
Securities Lending Reinvestments
Certificates of Deposit	—	29,980,935	—	29,980,935
Commercial Paper	—	13,986,231	—	13,986,231
Repurchase Agreements	—	65,900,662	—	65,900,662
Time Deposits	—	5,000,000	—	5,000,000
Mutual Funds	24,900,000	—	—	24,900,000
Total Securities Lending Reinvestments	24,900,000	114,867,828	—	139,767,828
Total Investments	$1,255,728,604	$114,867,828	$0	$1,370,596,432

Collateral for Securities Loaned (Liability)	$—	$(139,735,492)	$—	$(139,735,492)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$1,363,907,332
Affiliated investments at value (c)	6,689,100
Cash	840,327
Receivable for:
Investments sold	2,056,153
Fund shares sold	59,553
Dividends and interest	234,807
Dividends on affiliated investments	46,627
Prepaid expenses	9,660

Total Assets	1,373,843,559

Liabilities
Collateral for securities loaned	139,735,492
Payables for:
Affiliated investments purchased	38,545
Investments purchased	4,011,676
Fund shares redeemed	1,033,530
Accrued Expenses:
Management fees	442,867
Distribution and service fees	65,731
Deferred trustees’ fees	154,342
Other expenses	152,943

Total Liabilities	145,635,126

Net Assets	$1,228,208,433

Net Assets Consist of:
Paid in surplus	$941,050,783
Distributable earnings (Accumulated losses)	287,157,650

Net Assets	$1,228,208,433

Net Assets
Class A	$894,456,852
Class B	319,413,280
Class E	11,893,266
Class G	2,445,035
Capital Shares Outstanding*
Class A	47,825,317
Class B	19,837,900
Class E	699,106
Class G	164,244
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$18.70
Class B	16.10
Class E	17.01
Class G	14.89

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Includes securities loaned at value of $164,670,415.
(b)	Identified cost of investments, excluding affiliated investments, was $1,101,860,345.
(c)	Identified cost of affiliated investments was $6,689,100.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$3,196,630
Dividends from affiliated investments	204,762
Securities lending income	141,876

Total investment income	3,543,268

Expenses
Management fees	2,774,380
Administration fees	28,982
Custodian and accounting fees	47,149
Distribution and service fees—Class B	380,024
Distribution and service fees—Class E	8,688
Distribution and service fees—Class G	3,639
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	32,261
Insurance	5,083
Miscellaneous	10,113

Total expenses	3,352,586
Less management fee waiver	(125,557)

Net expenses	3,227,029

Net Investment Income	316,239

Net Realized and Unrealized Gain (Loss)
Net realized gain on investments	25,907,251
Net change in unrealized appreciation on investments	132,528,735

Net realized and unrealized gain (loss)	158,435,986

Net Increase (Decrease) in Net Assets From Operations	$158,752,225

(a)	Net of foreign withholding taxes of $7,629.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$316,239	$1,110,558
Net realized gain (loss)	25,907,251	28,492,225
Net change in unrealized appreciation (depreciation)	132,528,735	(380,886,473)

Increase (decrease) in net assets from operations	158,752,225	(351,283,690)

From Distributions to Shareholders
Class A	(21,037,626)	(171,022,527)
Class B	(8,437,862)	(66,915,169)
Class E	(301,040)	(2,467,717)
Class G	(72,978)	(608,513)

Total distributions	(29,849,506)	(241,013,926)

Increase (decrease) in net assets from capital share transactions	(45,636,559)	139,260,329

Total increase (decrease) in net assets	83,266,160	(453,037,287)

Net Assets
Beginning of period	1,144,942,273	1,597,979,560

End of period	$1,228,208,433	$1,144,942,273

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	243,177	$4,364,925	1,159,910	$24,725,896
Reinvestments	1,150,855	21,037,626	10,803,697	171,022,527
Redemptions	(3,488,029)	(63,593,736)	(4,704,546)	(86,774,666)

Net increase (decrease)	(2,093,997)	$(38,191,185)	7,259,061	$108,973,757

Class B
Sales	341,345	$5,317,018	469,023	$8,199,606
Reinvestments	536,078	8,437,862	4,880,756	66,915,169
Redemptions	(1,319,866)	(20,498,287)	(2,665,685)	(44,533,888)

Net increase (decrease)	(442,443)	$(6,743,407)	2,684,094	$30,580,887

Class E
Sales	11,027	$179,249	14,846	$263,506
Reinvestments	18,102	301,040	170,776	2,467,717
Redemptions	(64,590)	(1,058,698)	(155,646)	(2,933,087)

Net increase (decrease)	(35,461)	$(578,409)	29,976	$(201,864)

Class G
Sales	1,906	$27,976	4,589	$79,792
Reinvestments	5,016	72,978	47,877	608,513
Redemptions	(15,591)	(224,512)	(48,856)	(780,756)

Net increase (decrease)	(8,669)	$(123,558)	3,610	$(92,451)

Increase (decrease) derived from capital shares transactions		$(45,636,559)		$139,260,329

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$16.77		$27.02	$27.04	$24.43	$21.23		$24.69

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.01		0.03	(0.01)	0.03	0.05		0.04
Net realized and unrealized gain (loss)	2.37		(6.25)	2.99	5.09	6.61		(1.34)

Total income (loss) from investment operations	2.38		(6.22)	2.98	5.12	6.66		(1.30)

Less Distributions
Distributions from net investment income	(0.01)		(0.05)	(0.01)	(0.05)	(0.01)		(0.03)
Distributions from net realized capital gains	(0.44)		(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Total distributions	(0.45)		(4.03)	(3.00)	(2.51)	(3.46)		(2.16)

Net Asset Value, End of Period	$18.70		$16.77	$27.02	$27.04	$24.43		$21.23

Total Return (%) (b)	14.24	(c)	(22.15)	11.67	24.34	33.16		(6.55)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.50	(d)	0.50	0.49	0.50	0.50		0.50
Net ratio of expenses to average net assets (%) (e)	0.48	(d)	0.48	0.47	0.48	0.48		0.48
Ratio of net investment income (loss) to average net assets (%)	0.12	(d)	0.16	(0.04)	0.13	0.23		0.15
Portfolio turnover rate (%)	14	(c)	34	28	36	17		21
Net assets, end of period (in millions)	$894.5		$837.2	$1,152.5	$1,174.3	$985.3		$834.3

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019		2018
Net Asset Value, Beginning of Period	$14.50		$24.09	$24.47	$22.36	$19.71		$23.09

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.02)	(0.07)	(0.02)	(0.00	) (f)	(0.02)
Net realized and unrealized gain (loss)	2.05		(5.59)	2.68	4.59	6.10		(1.23)

Total income (loss) from investment operations	2.04		(5.61)	2.61	4.57	6.10		(1.25)

Less Distributions
Distributions from net realized capital gains	(0.44)		(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Total distributions	(0.44)		(3.98)	(2.99)	(2.46)	(3.45)		(2.13)

Net Asset Value, End of Period	$16.10		$14.50	$24.09	$24.47	$22.36		$19.71

Total Return (%) (b)	14.12	(c)	(22.34)	11.36	24.04	32.84		(6.78)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.75	(d)	0.75	0.74	0.75	0.75		0.75
Net ratio of expenses to average net assets (%) (e)	0.73	(d)	0.73	0.72	0.73	0.73		0.73
Ratio of net investment income (loss) to average net assets (%)	(0.13	) (d)	(0.10)	(0.29)	(0.11)	(0.02)		(0.10)
Portfolio turnover rate (%)	14	(c)	34	28	36	17		21
Net assets, end of period (in millions)	$319.4		$294.1	$423.9	$441.3	$408.4		$352.3

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Financial Highlights

Selected per share data

	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$15.29		$25.09		$25.34	$23.05		$20.22	$23.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.00	) (f)	(0.00	) (f)	(0.05)	(0.00	) (f)	0.02	(0.00	) (f)
Net realized and unrealized gain (loss)	2.16		(5.82)		2.79	4.76		6.26	(1.26)

Total income (loss) from investment operations	2.16		(5.82)		2.74	4.76		6.28	(1.26)

Less Distributions
Distributions from net investment income	0.00		0.00		0.00	(0.01)		0.00	0.00
Distributions from net realized capital gains	(0.44)		(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Total distributions	(0.44)		(3.98)		(2.99)	(2.47)		(3.45)	(2.13)

Net Asset Value, End of Period	$17.01		$15.29		$25.09	$25.34		$23.05	$20.22

Total Return (%) (b)	14.17	(c)	(22.28)		11.49	24.20		32.90	(6.67)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.65	(d)	0.65		0.64	0.65		0.65	0.65
Net ratio of expenses to average net assets (%) (e)	0.63	(d)	0.63		0.62	0.63		0.63	0.63
Ratio of net investment income (loss) to average net assets (%)	(0.03	) (d)	(0.00	) (g)	(0.19)	(0.01)		0.08	(0.00	) (g)
Portfolio turnover rate (%)	14	(c)	34		28	36		17	21
Net assets, end of period (in millions)	$11.9		$11.2		$17.7	$18.6		$16.9	$14.0

	Class G
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022		2021	2020		2019	2018
Net Asset Value, Beginning of Period	$13.44		$22.74		$23.26	$21.39		$18.99	$22.33

Income (Loss) from Investment Operations
Net investment income (loss) (a)	(0.01)		(0.02)		(0.08)	(0.03)		(0.01)	(0.03)
Net realized and unrealized gain (loss)	1.90		(5.30)		2.55	4.36		5.86	(1.18)

Total income (loss) from investment operations	1.89		(5.32)		2.47	4.33		5.85	(1.21)

Less Distributions
Distributions from net realized capital gains	(0.44)		(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Total distributions	(0.44)		(3.98)		(2.99)	(2.46)		(3.45)	(2.13)

Net Asset Value, End of Period	$14.89		$13.44		$22.74	$23.26		$21.39	$18.99

Total Return (%) (b)	14.12	(c)	(22.40)		11.34	24.00		32.75	(6.84)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.80	(d)	0.80		0.79	0.80		0.80	0.80
Net ratio of expenses to average net assets (%) (e)	0.78	(d)	0.78		0.77	0.78		0.78	0.78
Ratio of net investment income (loss) to average net assets (%)	(0.18	) (d)	(0.15)		(0.34)	(0.17)		(0.07)	(0.15)
Portfolio turnover rate (%)	14	(c)	34		28	36		17	21
Net assets, end of period (in millions)	$2.4		$2.3		$3.8	$4.2		$4.5	$3.5

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).
(f)	Net investment income (loss) was less than $0.01.
(g)	Ratio of net investment income (loss) to average net assets was less than 0.01%.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is T. Rowe Price Small Cap Growth Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers four classes of shares: Class A, B, E and G shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon

BHFTII-16

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-17

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $65,900,662, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-18

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total

BHFTII-19

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$0	$168,688,650	$0	$236,281,363

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$2,774,380	0.550%	Of the first $100 million
	0.500%	Of the next $300 million
	0.450%	On amounts in excess of $400 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waivers - T. Rowe Price agreed to a voluntary subadvisory fee waiver that applies if (i) assets under management by T. Rowe Price for the Trust and Brighthouse Funds Trust I (“BHFTI”), an affiliate of the Trust, in the aggregate, exceed $750 million (ii) T. Rowe Price subadvises three or more portfolios of the Trust and BHFTI in the aggregate, and (iii) at least one of those portfolios is a large cap domestic equity portfolio.

If the aforementioned conditions are met, T. Rowe Price will waive its subadvisory fee paid by Brighthouse Investment Advisers by 5% for combined Trust and BHFTI average daily net assets over $750 million, 7.5% for the next $1.5 billion of combined assets, and 10% for amounts over $3 billion. Brighthouse Investment Advisers has voluntarily agreed to reduce its advisory fee for the Portfolio by the amount waived (if any) by T. Rowe Price for the Portfolio pursuant to this voluntary subadvisory fee waiver. Because these fee waivers are voluntary, and not contractual, they may be discontinued by T. Rowe Price and Brighthouse Investment Advisers at any time. Amounts waived for the six months ended June 30, 2023 are shown as management fee waivers in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such

BHFTII-20

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Transactions in Securities of Affiliated Issuers

A summary of the Portfolio’s transactions in the securities of affiliated issuers during the six months ended June 30, 2023 is as follows:

Security Description	Market Value December 31, 2022	Purchases	Sales	Ending Value as of June 30, 2023	Income earned from affiliates during the period	Number of shares held at June 30, 2023
T. Rowe Price Government Reserve Fund	$12,481,374	$73,413,144	$(79,205,418)	$6,689,100	$204,762	6,689,100

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,109,458,839

Gross unrealized appreciation	338,360,117
Gross unrealized (depreciation)	(77,222,524)

Net unrealized appreciation (depreciation)	$261,137,593

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$8,966,857	$15,436,403	$232,047,069	$158,931,401	$241,013,926	$174,367,804

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$658,268	$29,140,357	$128,608,858	$—	$158,407,483

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had no accumulated capital losses.

BHFTII-21

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 — Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-22

Brighthouse Funds Trust II

T. Rowe Price Small Cap Growth Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-23

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Managed By Van Eck Associates Corporation

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A and B shares of the VanEck Global Natural Resources Portfolio (the “Portfolio”) returned -5.03% and -5.11%, respectively. The Portfolio’s benchmark, the Standard & Poor’s (“S&P”) North American Natural Resources Index¹, returned -2.92%.

MARKET ENVIRONMENT / CONDITIONS

Global equity markets rallied in the first half of 2023, with gains predominately driven by Information Technology and Consumer Discretionary stocks. The move higher coincided with easing inflation and a more temperate pace of interest rate hikes in the U.S. From December 2022 to June 2023, the U.S. Consumer Price Index fell from 6.4% to 3.1% year-over-year while the U.S. Federal Reserve Bank raised its target interest rate by just 0.75% versus 2.75% during the previous six-month period.

Despite market gains, optimism over the potential for a “soft landing” in the U.S. remained generally muted. The collapse of several regional banks and demise of Credit Suisse shook financial markets in March. In addition, consecutive quarters of weaker-than-anticipated corporate earnings largely overshadowed reported strength in other areas of the economy, such as the U.S. labor market.

Commodities—as measured by the Bloomberg Commodity Index—declined 7.8% in the first half, with crude oil, natural gas and wheat ending the period at price levels similar to those last seen in 2021. China’s slow economic recovery and a rapid global supply response to disruptions following Russia’s invasion of Ukraine weighed on commodity fundamentals for energy, metals, and agriculture products. Consequently, stocks in the Energy sector and diversified metals & mining sub-industry were among the worst-performing over the same period.

PORTFOLIO REVIEW / PERIOD END POSITIONING

Portfolio underperformance was largely a result of relative positioning within the Materials sector. During the period, the Portfolio’s Materials exposure consisted of industries and sub-industries more directly influenced by fluctuations in underlying commodity prices—including, for example, the fertilizers & agricultural chemicals, diversified metals & mining, and steel sub-industries—rather than those predominantly leveraged to consumer-driven demand trends, such as the construction materials and containers & packaging industries.

Relative losses from the Materials sector were partially offset by positive stock selection in the Energy sector—including from positions in the oil, gas & consumable fuels and energy equipment & services industries—as well as the Portfolio’s allocation to Industrials, including the machinery, marine and ground transportation industries.

There were several changes within the Portfolio during the period. Most notable of these changes included the sale of two solar inverter companies, SolarEdge and Enphase, due to softening U.S. residential solar demand and increasing margin pressures. Also notable was a general increase in the Portfolio’s integrated oil & gas positioning, with an incremental increase in exposure to an established position in Shell plc (United Kingdom) and the addition of BP plc (United Kingdom).

At the end of the period, the Portfolio remained diversified across several sectors and industries. The Portfolio’s Energy exposure, though largely concentrated within the oil, gas & consumable fuels industry, was spread across a number of sub-industries—including to companies within oil & gas exploration & production, integrated oil & gas, oil & gas equipment & services, and oil & gas refining & marketing. Similarly, metals & mining exposure (the largest industry exposure within the Materials sector) was also among various sub-industries, including gold, precious metals & minerals, diversified metals & mining and copper.

Shawn Reynolds

Charles Cameron

Portfolio Managers

Van Eck Associates Corporation

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The S&P North American Natural Resources Sector Index was developed as an equity benchmark for U.S. traded natural resource related stocks.

BHFTII-1

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

A $10,000 INVESTMENT COMPARED TO THE S&P NORTH AMERICAN NATURAL RESOURCES SECTOR INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
VanEck Global Natural Resources Portfolio
Class A	-5.03	3.61	3.73	0.88
Class B	-5.11	3.33	3.49	0.64
S&P North American Natural Resources Sector Index	-2.92	12.33	5.40	3.55

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Holdings

% of Net Assets
Valero Energy Corp.	3.8
Glencore plc	3.8
First Quantum Minerals, Ltd.	3.4
Shell plc(ADR)	3.0
Hess Corp.	2.9
Bunge, Ltd.	2.8
Freeport-McMoRan, Inc.	2.7
Corteva, Inc.	2.5
ConocoPhillips	2.4
Vale S.A.(ADR)	2.4

Top Sectors

% of Net Assets
Energy	42.8
Materials	38.3
Industrials	8.4
Consumer Staples	3.8
Utilities	1.6
Financials	1.0
Consumer Discretionary	0.3

BHFTII-2

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

VanEck Global Natural Resources Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.76%	$1,000.00	$949.70	$3.67
	Hypothetical*	0.76%	$1,000.00	$1,021.03	$3.81

Class B (a)	Actual	1.01%	$1,000.00	$948.90	$4.88
	Hypothetical*	1.01%	$1,000.00	$1,019.79	$5.06

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 5 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Common Stocks—96.1% of Net Assets

Security Description	Shares	Value

Automobile Components—0.0%
Solid Power, Inc. (a) (b)	84,600	$214,884

Chemicals—7.7%
Corteva, Inc.	355,533	20,372,041
FMC Corp.	71,546	7,465,109
Mosaic Co. (The)	186,000	6,510,000
Nutrien, Ltd.	238,223	14,067,068
OCI NV	445,957	10,705,916
Yara International ASA	94,200	3,326,129

		62,446,263

Electrical Equipment—4.1%
Array Technologies, Inc. (a) (b)	391,900	8,856,940
FREYR Battery S.A. (a) (b)	931,650	8,710,928
Nexans S.A. (b)	94,770	8,224,084
Soltec Power Holdings S.A. (a)	116,889	536,997
Stem, Inc. (a) (b)	1,165,132	6,664,555

		32,993,504

Energy Equipment & Services—10.3%
Baker Hughes Co. (b)	435,800	13,775,638
ChampionX Corp. (b)	325,800	10,112,832
Halliburton Co.	423,400	13,967,966
Liberty Energy, Inc. (b)	654,110	8,745,450
Saipem S.p.A. (a)	2,708,400	3,776,839
Schlumberger NV	290,500	14,269,360
TechnipFMC plc (a) (b)	1,146,600	19,056,492

		83,704,577

Food Products—3.8%
Benson Hill, Inc. (a) (b)	485,000	630,500
Bunge, Ltd.	242,100	22,842,135
Darling Ingredients, Inc. (a)	113,600	7,246,544

		30,719,179

Ground Transportation—0.6%
Union Pacific Corp.	24,000	4,910,880

Independent Power and Renewable Electricity Producers—1.6%
Ormat Technologies, Inc. (b)	157,300	12,656,358

Machinery—2.0%
Chart Industries, Inc. (a) (b)	99,220	15,854,364

Marine Transportation—1.7%
Kirby Corp. (a) (b)	173,531	13,353,210

Metals & Mining—30.6%
5E Advanced Materials, Inc. (a) (b)	135,700	445,096
Agnico Eagle Mines, Ltd. (U.S. Listed Shares)	254,433	12,716,562
Alamos Gold, Inc. - Class A	685,700	8,173,544
Allkem, Ltd. (a)	1,585,247	17,126,774
Anglo American plc	619,600	17,562,187
Barrick Gold Corp.	909,435	15,396,735

Metals & Mining—(Continued)
Ecograf, Ltd. (a)	1,412,049	131,883
Eldorado Gold Corp. (a)	500,500	5,055,050
Endeavour Mining plc (b)	437,500	10,485,469
Euro Manganese, Inc. (a)	2,046,707	226,523
First Quantum Minerals, Ltd. (b)	1,180,900	27,936,898
Franco-Nevada Corp.	93,700	13,361,620
Freeport-McMoRan, Inc.	538,400	21,536,000
Glencore plc	5,374,500	30,487,050
Jervois Global, Ltd. (a) (c) (d)	5,180,200	236,479
Kinross Gold Corp.	2,136,000	10,188,720
MP Materials Corp. (a) (b)	318,885	7,296,089
Newmont Corp. (b)	327,417	13,967,609
Nouveau Monde Graphite, Inc. (a)	174,433	530,276
Piedmont Lithium, Inc. (a) (b)	138,208	7,975,984
Sibanye Stillwater, Ltd. (ADR) (b)	1,179,300	7,358,832
Talon Metals Corp. (a)	3,742,000	995,701
Vale S.A. (ADR)	1,434,300	19,248,306

		248,439,387

Mortgage Real Estate Investment Trusts—1.0%
Hannon Armstrong Sustainable Infrastructure Capital, Inc. (b)	337,490	8,437,250

Oil, Gas & Consumable Fuels—32.4%
BP plc (ADR)	442,200	15,605,238
Chesapeake Energy Corp. (b)	149,500	12,510,160
Chevron Corp.	52,500	8,260,875
ConocoPhillips	187,722	19,449,876
Devon Energy Corp. (b)	133,282	6,442,852
Diamondback Energy, Inc.	92,806	12,190,996
Eni S.p.A.	1,184,200	17,075,556
EQT Corp. (b)	386,600	15,900,858
Equinor ASA (ADR) (b)	445,200	13,004,292
Excelerate Energy, Inc. - Class A (b)	205,900	4,185,947
Hess Corp.	171,100	23,261,045
Kosmos Energy, Ltd. (a)	1,188,400	7,118,516
Marathon Oil Corp.	361,800	8,328,636
Neste Oyj	111,400	4,293,461
PetroChina Co., Ltd. - Class H	16,914,000	11,753,898
Pioneer Natural Resources Co.	36,287	7,517,941
Repsol S.A. (b)	1,114,600	16,206,298
Saras S.p.A. (b)	3,776,500	4,687,256
Shell plc (ADR) (b)	403,400	24,357,292
Valero Energy Corp. (b)	263,700	30,932,010

		263,083,003

Specialty Retail—0.3%
EVgo, Inc. (a) (b)	530,200	2,120,800

Total Common Stocks (Cost $703,738,211)		778,933,659

Warrants—0.1%

Electrical Equipment—0.1%
FREYR Battery S.A., Expires 09/01/27 (a)	251,000	742,960

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Warrants—(Continued)

Security Description	Shares/ Principal Amount*	Value

Food Products—0.0%
Benson Hill, Inc., Expires 12/24/25 (a)	125,625	$24,874

Total Warrants (Cost $381,941)		767,834

Short-Term Investment—3.7%

Mutual Funds—3.7%
Invesco STIC Prime Portfolio, Institutional Class, 5.010% (e)	30,267,990	30,271,017

Total Short-Term Investments (Cost $30,268,736)		30,271,017

Securities Lending Reinvestments (f)—18.4%

Certificates of Deposit—6.0%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (g)	2,000,000	1,999,942
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (g)	2,000,000	2,003,524
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (g)	2,000,000	2,001,086
BNP Paribas S.A. 5.260%, SOFR + 0.200%, 09/18/23 (g)	2,000,000	2,000,000
5.510%, SOFR + 0.450%, 10/10/23 (g)	3,000,000	3,000,000
Canadian Imperial Bank of Commerce 5.440%, SOFR + 0.380%, 12/12/23 (g)	1,000,000	999,951
5.460%, SOFR + 0.400%, 10/13/23 (g)	3,000,000	3,000,771
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (g)	4,000,000	3,997,124
Mitsubishi UFJ Trust and Banking Corp. 5.230%, SOFR + 0.170%, 09/06/23 (g)	4,000,000	3,998,804
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (g)	3,000,000	3,000,096
MUFG Bank Ltd. (NY) 5.240%, SOFR + 0.180%, 08/28/23 (g)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (g)	2,000,000	1,999,784
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (g)	2,000,000	2,000,310
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (g)	2,000,000	2,000,054
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (g)	1,000,000	1,000,023
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (g)	2,000,000	2,000,042
Sumitomo Mitsui Trust Bank, Ltd./ New York 5.380%, SOFR + 0.320%, 07/20/23 (g)	2,000,000	2,000,094
Svenska Handelsbanken AB 5.290%, SOFR + 0.230%, 08/08/23 (g)	3,000,000	3,000,186
5.400%, SOFR + 0.340%, 10/31/23 (g)	2,000,000	2,000,538
Toronto-Dominion Bank (The) 5.470%, FEDEFF PRV + 0.400%, 02/13/24 (g)	2,000,000	2,000,286
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (g)	3,000,000	3,000,648

		49,002,933

Commercial Paper—2.3%
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (g)	2,000,000	2,000,028
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (g)	3,000,000	3,001,419
Skandinaviska Enskilda Banken AB 5.420%, SOFR + 0.360%, 11/15/23 (g)	5,000,000	5,000,740
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (g)	4,000,000	4,000,000
United Overseas Bank, Ltd. 5.250%, 08/21/23	5,000,000	4,961,510

		18,963,697

Repurchase Agreements—7.3%
BofA Securities, Inc. Repurchase Agreement dated 06/30/23 at 5.050%, due on 07/03/23 with a maturity value of $6,446,384; collateralized by U.S. Treasury Obligations with rates ranging from 1.375% - 2.000%, maturity dates ranging from 11/15/41 - 02/15/51, and an aggregate market value of $6,572,546.	6,443,672	6,443,672
Citigroup Global Markets, Inc. Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $5,026,104; collateralized by U.S. Treasury Obligations with rates ranging from 01.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $5,422,804.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $5,145,183; collateralized by various Common Stock with an aggregate market value of $5,500,001.	5,000,000	5,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $4,802,028; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $4,908,286.	4,800,000	4,800,000
National Bank of Canada Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $20,020,222; collateralized by various Common Stock with an aggregate market value of $22,318,377.	20,000,000	20,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $4,001,737; collateralized by various Common Stock with an aggregate market value of $4,447,015.	4,000,000	4,000,000
Societe Generale Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $5,002,154; collateralized by various Common Stock with an aggregate market value of $5,561,805.	5,000,000	5,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $4,504,524; collateralized by various Common Stock with an aggregate market value of $5,011,817.	4,500,000	4,500,000

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Securities Lending Reinvestments (f)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $4,001,717; collateralized by various Common Stock with an aggregate market value of $4,401,889.	4,000,000	$4,000,000

		58,743,672

Time Deposits—1.1%
Banco Santander S.A. (NY) 5.060%, 07/03/23	2,000,000	2,000,000
DZ Bank AG (NY) 5.040%, 07/03/23	2,000,000	2,000,000
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (g)	4,500,000	4,500,000

		8,500,000

Mutual Funds—1.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (e)	1,000,000	1,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (e)	5,000,000	5,000,000
RBC U.S. Government Money Market Fund, Institutional Share 4.990% (e)	5,000,000	5,000,000
Western Asset Institutional Government Reserves Fund, Institutional Class 5.000% (e)	3,146,490	3,146,490

		14,146,490

Total Securities Lending Reinvestments (Cost $149,354,456)		149,356,792

Total Investments—118.3% (Cost $883,743,344)		959,329,302
Other assets and liabilities (net)—(18.3)%		(148,467,700)

Net Assets — 100.0%		$810,861,602

*	Principal amount stated in U.S. dollars unless otherwise noted.
(a)	Non-income producing security.
(b)

All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $178,901,146 and the collateral received consisted of cash in the amount of $149,324,478 and non-cash collateral with a value of $33,205,750. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent less than 0.05% of net assets.
(e)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(f)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(g)

Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.

Glossary of Abbreviations

Index Abbreviations

(FEDEFF PRV) —	Effective Federal Funds Rate
(SOFR) —	Secured Overnight Financing Rate
(OBFR) —	U.S. Overnight Bank Funding Rate

Other Abbreviations

(ADR) —	American Depositary Receipt

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Common Stocks
Automobile Components	$214,884	$—	$—	$214,884
Chemicals	48,414,218	14,032,045	—	62,446,263
Electrical Equipment	24,232,423	8,761,081	—	32,993,504
Energy Equipment & Services	79,927,738	3,776,839	—	83,704,577
Food Products	30,719,179	—	—	30,719,179
Ground Transportation	4,910,880	—	—	4,910,880
Independent Power and Renewable Electricity Producers	12,656,358	—	—	12,656,358
Machinery	15,854,364	—	—	15,854,364
Marine Transportation	13,353,210	—	—	13,353,210
Metals & Mining	182,668,491	65,534,417	236,479	248,439,387
Mortgage Real Estate Investment Trusts	8,437,250	—	—	8,437,250
Oil, Gas & Consumable Fuels	209,066,534	54,016,469	—	263,083,003
Specialty Retail	2,120,800	—	—	2,120,800
Total Common Stocks	632,576,329	146,120,851	236,479	778,933,659
Total Warrants*	767,834	—	—	767,834
Total Short-Term Investment*	30,271,017	—	—	30,271,017
Securities Lending Reinvestments
Certificates of Deposit	—	49,002,933	—	49,002,933
Commercial Paper	—	18,963,697	—	18,963,697
Repurchase Agreements	—	58,743,672	—	58,743,672
Time Deposits	—	8,500,000	—	8,500,000
Mutual Funds	14,146,490	—	—	14,146,490
Total Securities Lending Reinvestments	14,146,490	135,210,302	—	149,356,792
Total Investments	$677,761,670	$281,331,153	$236,479	$959,329,302

Collateral for Securities Loaned (Liability)	$—	$(149,324,478)	$—	$(149,324,478)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, a transfer into Level 3 in the amount of $933,057 was due to a trading halt which resulted in the lack of observable inputs.

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a) (b)	$959,329,302
Cash	450,400
Cash denominated in foreign currencies (c)	1,630
Receivable for:
Fund shares sold	142,104
Dividends	1,039,062
Prepaid expenses	6,082

Total Assets	960,968,580

Liabilities
Collateral for securities loaned	149,324,478
Payables for:
Fund shares redeemed	30,889
Accrued Expenses:
Management fees	472,219
Distribution and service fees	16,466
Deferred trustees’ fees	153,158
Other expenses	109,768

Total Liabilities	150,106,978

Net Assets	$810,861,602

Net Assets Consist of:
Paid in surplus	$728,335,718
Distributable earnings (Accumulated losses)	82,525,884

Net Assets	$810,861,602

Net Assets
Class A	$729,220,669
Class B	81,640,933
Capital Shares Outstanding*
Class A	62,334,136
Class B	7,020,738
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$11.70
Class B	11.63

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $883,743,344.
(b)	Includes securities loaned at value of $178,901,146.
(c)	Identified cost of cash denominated in foreign currencies was $1,628.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Dividends (a)	$14,119,299
Interest	2,679
Securities lending income	1,170,804

Total investment income	15,292,782

Expenses
Management fees	3,134,216
Administration fees	22,145
Custodian and accounting fees	47,510
Distribution and service fees—Class B	100,485
Audit and tax services	22,985
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	13,653
Insurance	4,455
Miscellaneous	8,243

Total expenses	3,392,974
Less management fee waiver	(238,326)

Net expenses	3,154,648

Net Investment Income	12,138,134

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	31,661,137
Foreign currency transactions	78,343

Net realized gain (loss)	31,739,480

Net change in unrealized appreciation (depreciation) on:
Investments	(85,058,462)
Foreign currency transactions	1,970

Net change in unrealized appreciation (depreciation)	(85,056,492)

Net realized and unrealized gain (loss)	(53,317,012)

Net Increase (Decrease) in Net Assets From Operations	$(41,178,878)

(a)	Net of foreign withholding taxes of $914,792.

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$12,138,134	$26,243,421
Net realized gain (loss)	31,739,480	259,684,223
Net change in unrealized appreciation (depreciation)	(85,056,492)	(172,518,168)

Increase (decrease) in net assets from operations	(41,178,878)	113,409,476

From Distributions to Shareholders
Class A	(22,123,408)	(23,035,876)
Class B	(2,280,208)	(2,217,944)

Total distributions	(24,403,616)	(25,253,820)

Increase (decrease) in net assets from capital share transactions	54,588,027	(378,938,677)

Total increase (decrease) in net assets	(10,994,467)	(290,783,021)

Net Assets
Beginning of period	821,856,069	1,112,639,090

End of period	$810,861,602	$821,856,069

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	2,247,940	$26,774,259	4,082,759	$51,049,554
Reinvestments	1,902,271	22,123,408	1,765,201	23,035,876
Redemptions	(167,364)	(2,093,319)	(31,319,887)	(425,200,626)

Net increase (decrease)	3,982,847	$46,804,348	(25,471,927)	$(351,115,196)

Class B
Sales	706,529	$8,605,203	819,909	$10,172,694
Reinvestments	197,079	2,280,208	171,006	2,217,944
Redemptions	(255,311)	(3,101,732)	(2,991,889)	(40,214,119)

Net increase (decrease)	648,297	$7,783,679	(2,000,974)	$(27,823,481)

Increase (decrease) derived from capital shares transactions		$54,588,027		$(378,938,677)

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.71		$12.08	$10.29	$8.59	$7.69	$10.78

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.19		0.36	0.24	0.10	0.12	0.06
Net realized and unrealized gain (loss)	(0.83)		0.65	1.70	1.70	0.83	(3.13)

Total income (loss) from investment operations	(0.64)		1.01	1.94	1.80	0.95	(3.07)

Less Distributions
Distributions from net investment income	(0.37)		(0.38)	(0.15)	(0.10)	(0.05)	(0.02)

Total distributions	(0.37)		(0.38)	(0.15)	(0.10)	(0.05)	(0.02)

Net Asset Value, End of Period	$11.70		$12.71	$12.08	$10.29	$8.59	$7.69

Total Return (%) (b)	(5.03	) (c)	8.24	18.82	21.58	12.44 (d)	(28.64)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.82	(e)	0.81	0.81	0.81	0.81	0.81
Net ratio of expenses to average net assets (%) (f)	0.76	(e)	0.75	0.74	0.75	0.77	0.80
Ratio of net investment income (loss) to average net assets (%)	3.05	(e)	2.74	2.01	1.34	1.46	0.62
Portfolio turnover rate (%)	16	(c)	40	23	48	33	24
Net assets, end of period (in millions)	$729.2		$741.5	$1,012.3	$1,115.4	$1,084.7	$837.8

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$12.61		$11.98	$10.21	$8.53	$7.62	$10.71

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.17		0.32	0.20	0.08	0.10	0.04
Net realized and unrealized gain (loss)	(0.82)		0.65	1.69	1.68	0.84	(3.13)

Total income (loss) from investment operations	(0.65)		0.97	1.89	1.76	0.94	(3.09)

Less Distributions
Distributions from net investment income	(0.33)		(0.34)	(0.12)	(0.08)	(0.03)	0.00

Total distributions	(0.33)		(0.34)	(0.12)	(0.08)	(0.03)	0.00

Net Asset Value, End of Period	$11.63		$12.61	$11.98	$10.21	$8.53	$7.62

Total Return (%) (b)	(5.11	) (c)	7.98	18.51	21.18	12.35	(28.85)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	1.07	(e)	1.06	1.06	1.06	1.06	1.06
Net ratio of expenses to average net assets (%) (f)	1.01	(e)	1.00	0.99	1.00	1.02	1.05
Ratio of net investment income (loss) to average net assets (%)	2.83	(e)	2.50	1.76	1.09	1.20	0.36
Portfolio turnover rate (%)	16	(c)	40	23	48	33	24
Net assets, end of period (in millions)	$81.6		$80.4	$100.3	$109.6	$105.5	$90.3

(a)	Per share amounts based on average shares outstanding during the period.
(b)

Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.

(c)	Periods less than one year are not computed on an annualized basis.
(d)

Generally accepted accounting principles may require adjustments to be made to the net assets of the Portfolio at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the returns reported in the portfolio manager commentary section of this report.

(e)	Computed on an annualized basis.
(f)	Includes the effects of management fee waivers (see Note 5 of the Notes to Financial Statements).

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is VanEck Global Natural Resources Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers two classes of shares: Class A and B shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair

BHFTII-11

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

BHFTII-12

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $58,743,672, which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

All securities on loan are classified as Common Stocks in the Portfolio’s Schedule of Investments as of June 30, 2023. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

BHFTII-13

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

BHFTII-14

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Natural Resource and Foreign Investment Risk: The Portfolio may concentrate its investments in companies which are significantly engaged in the exploration, development, production and distribution of gold and other natural resources such as strategic and other metals, minerals, forest products, oil, natural gas and coal and by investing in gold bullion and coins. Since the Portfolio may concentrate its investments, it may be subject to greater risks and market fluctuations than other more diversified portfolios. The production and marketing of gold and other natural resources may be affected by actions and changes in governments. In addition, gold and natural resources may be cyclical in nature. In addition, the investments by the Portfolio in foreign securities, whether direct or indirect, may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies and pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, ,such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

4. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$ 0	$166,444,883	$0	$122,680,205

5. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,134,216	0.800%	Of the first $250 million
	0.775%	Of the next $750 million
	0.750%	On amounts in excess of $1 billion

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Van Eck Associates Corporation is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.050%	Of the first $500 million
0.075%	On amounts over $500 million

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

BHFTII-15

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

6. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

7. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$893,103,982

Gross unrealized appreciation	127,333,817
Gross unrealized (depreciation)	(61,108,497)

Net unrealized appreciation (depreciation)	$66,225,320

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$25,253,820	$13,732,100	$—	$—	$25,253,820	$13,732,100

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$24,272,385	$—	$151,281,366	$(27,293,951)	$148,259,800

BHFTII-16

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $2,552,494 and accumulated long-term capital losses of $24,741,457.

During the year ended December 31, 2022, the Portfolio utilized accumulated net capital losses of $257,718,513.

8. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820) — Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-17

Brighthouse Funds Trust II

VanEck Global Natural Resources Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Western Asset Management Strategic Bond Opportunities Portfolio returned 3.65%, 3.58%, and 3.59%, respectively. The Portfolio’s benchmark, the Bloomberg U.S. Aggregate Bond Index¹, returned 2.09%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2023, risk assets rose as concerns over a near-term economic hard landing eased, while government bond yield curves bear-flattened—short-dated yields rose more than longer-dated ones—as global central banks reiterated their resolve to bring inflation back to target.

U.S. inflation reports during the first half of 2023 continued to show a downward trend, while jobs data were generally robust as nonfarm payrolls exceeded expectations. Softer inflation readings set the stage for the Federal Reserve (the “Fed”) to slow the pace of rate hikes, from an accelerated pace during 2022. The Federal Open Market Committee increased the Fed funds rate by a total of 75 basis points across three meeting and then paused at a target range of 5.00%-5.25% in June in its first rate pause since the tightening cycle began in March 2022, though Fed Chair Powell emphasized that future decisions would be data-dependent. During March, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2023, the Western Asset Strategic Bond Opportunities Portfolio had a positive return and outperformed its benchmark.

Over the reporting period, the most significant contributor to the Portfolio’s outperformance was its High-Yield (“HY”) Credit and Bank Loan exposures as spreads tightened over the first half of the year. The team continued to calibrate credit exposures, trimming Bank Loans and deploying those proceeds into HY Industrials during the first half of the year. HY Credit and Bank Loan spreads remained relatively attractive, while their yields provided ample cushion for higher defaults.

The Portfolio’s structured product exposure in aggregate was beneficial, with the positive contribution driven by Collateralized Loan Obligation (“CLO”) and Non-Agency Mortgage-Backed Securities (“MBS”) exposures. The Portfolio maintained diversified exposures across Asset-Backed Securities and a focus on higher-quality credits such as legacy and credit risk-transfer deals within Non-Agency Residential Mortgage-Backed Securities (“RMBS”), and single-asset, single-borrower deals within Commercial MBS. In the residential space, while housing was expected to cool, we did not believe there is a significant risk of defaults relative to historical levels. In the commercial space, fundamental performance was positive with limited distress outside of the office sector.

The Portfolio’s exposure to Emerging Market (“EM”) Debt had a positive impact on returns as U.S. dollar (“USD”)-denominated bond spreads tightened, and local yields fell over the first half of the year. The team modestly trimmed the Portfolio’s EM corporate exposure, but the Portfolio’s EM allocation was largely maintained over the period.

The Portfolio’s macro positioning detracted significantly from performance as the negative effect of yield curve positioning offset the positive effect from duration. The team calibrated portfolio duration positioning within a range of 5.7 years to 7 years with a focus on the front end of the U.S. Treasury (“UST”) curve as yields fluctuated but ultimately fell during the first quarter, then rose on stronger-than-expected economic activity and Fed hawkishness during the second quarter. For reference, 2-year UST yields rose from 4.41% to 4.87% and 5-year UST yields rose from 3.99% to 4.13%, while 10-year UST yields fell from 3.88% to 3.81% and 30-year UST yields fell from 3.97% to 3.85% over the first half of the year.

The Portfolio’s underweight to Investment-Grade (“IG”) Corporates also had a negative impact as spreads tightened. The team added to select IG financial and industrial credits over the period.

Currency positioning in aggregate had a minimal negative impact as the positive effect of EM currencies mostly offset the negative effect from developed market (“DM”) currencies. In EM currencies, the team added to long Indonesian rupiah and reduced Mexican peso exposures, and switched Chinese yuan from short to a small long exposure over the period. Within DM currencies, the team trimmed long Canadian dollar taking it to a short position, and also trimmed short British pound exposure, while adding to long Australian dollar and Japanese yen exposures.

During the six months ended June 30, 2023, the team utilized derivatives including UST, Secured Overnight Financing Rate, and Eurodollar futures and options as well as interest rate swaps to manage the Portfolio’s duration and yield curve exposure. The team also used non-U.S. interest rate futures, options and swaps to manage the Portfolio’s exposure to the German, Australian, U.K. and Mexican bond markets. Credit default swaps on single names and credit default swaps and options on the CDX HY index were used as an efficient, low-cost way of adjusting credit exposures on the margin. The team also used MBS derivatives to gain exposure to specific characteristics of MBS. The team used Foreign Exchange forwards and options to hedge and take outright positions in a variety of currencies. Finally, the team used equity options for tail risk hedging. The net impact of all derivative transactions on the Portfolio’s performance was negative.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*—(Continued)

As of June 30, 2023, the Portfolio’s duration was 6.91 years, or approximately 2/3 year long versus the Bloomberg U.S. Aggregate Bond Index (6.25 years). The Portfolio remained diversified across HY and Bank Loans, which continued to offer strong income and return generation potential, EM Debt for attractive spread pick-up, mortgage credit with an emphasis on RMBS due to the better fundamental outlook for housing, CLO tranches given their attractive valuations and IG corporate credit (mainly for carry and liquidity).

S. Kenneth Leech

Michael Buchanan

Mark S. Lindbloom

Annabel Rudebeck

Rafael Zielonka

Portfolio Managers

Western Asset Management Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities, asset-backed securities, and commercial mortgage-backed securities.

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. AGGREGATE BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Western Asset Management Strategic Bond Opportunities Portfolio
Class A	3.65	1.75	1.51	2.68
Class B	3.58	1.58	1.25	2.43
Class E	3.59	1.68	1.36	2.53
Bloomberg U.S. Aggregate Bond Index	2.09	-0.94	0.77	1.52

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
Corporate Bonds & Notes	51.5
Floating Rate Loans	13.3
Asset-Backed Securities	10.1
Non-Agency Mortgage-Backed Securities	9.2
Agency Mortgage-Backed Securities	7.3
Foreign Government	3.0
Convertible Preferred Stocks	0.8
Convertible Bonds	0.4
Common Stocks	0.1
Purchased Options	0.1

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Understanding Your Portfolio’s Expenses

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management Strategic Bond Opportunities Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.56%	$1,000.00	$1,036.50	$2.83
	Hypothetical*	0.56%	$1,000.00	$1,022.02	$2.81
Class B (a)	Actual	0.81%	$1,000.00	$1,035.80	$4.09
	Hypothetical*	0.81%	$1,000.00	$1,020.78	$4.06
Class E (a)	Actual	0.71%	$1,000.00	$1,035.90	$3.58
	Hypothetical*	0.71%	$1,000.00	$1,021.27	$3.56

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—51.5% of Net Assets

Security Description	Principal Amount*	Value

Aerospace/Defense—1.4%
Boeing Co. (The)
3.250%, 02/01/35 (a)	1,740,000	$1,410,841
5.930%, 05/01/60	2,630,000	2,604,719
Bombardier, Inc. 7.875%, 04/15/27 (144A) (a)	5,925,000	5,909,745
TransDigm, Inc.
6.250%, 03/15/26 (144A) (a)	6,820,000	6,786,669
6.750%, 08/15/28 (144A) (a)	4,100,000	4,115,539
Triumph Group, Inc. 9.000%, 03/15/28 (144A) (a)	8,990,000	9,179,141

		30,006,654

Agriculture—0.4%
Altria Group, Inc.
2.450%, 02/04/32	530,000	413,322
4.800%, 02/14/29 (a)	115,000	111,844
5.950%, 02/14/49	829,000	787,011
Darling Ingredients, Inc. 6.000%, 06/15/30 (144A) (a)	7,510,000	7,334,672

		8,646,849

Airlines—2.1%
Air Canada 3.875%, 08/15/26 (144A) (a)	6,033,000	5,591,702
Air Canada Pass-Through Trust 4.125%, 05/15/25 (144A)	451,196	421,587
American Airlines Pass-Through Trust 4.950%, 02/15/25	2,661,615	2,541,829
American Airlines, Inc.
7.250%, 02/15/28 (144A) (a)	3,420,000	3,399,629
11.750%, 07/15/25 (144A) (a)	1,840,000	2,017,612
American Airlines, Inc. / AAdvantage Loyalty IP, Ltd.
5.500%, 04/20/26 (144A)	6,680,000	6,617,807
5.750%, 04/20/29 (144A) (a)	2,590,000	2,514,835
Hawaiian Brand Intellectual Property, Ltd. / HawaiianMiles Loyalty, Ltd. 5.750%, 01/20/26 (144A) (a)	7,378,000	6,983,556
Spirit Loyalty Cayman, Ltd. / Spirit IP Cayman, Ltd. 8.000%, 09/20/25 (144A) (a)	8,025,999	8,086,366
United Airlines Pass-Through Trust 4.875%, 01/15/26	513,750	490,350
United Airlines, Inc. 4.625%, 04/15/29 (144A)	2,590,000	2,359,925
VistaJet Malta Finance plc / Vista Management Holding, Inc. 9.500%, 06/01/28 (144A) (a)	1,770,000	1,625,126
VistaJet Malta Finance plc / XO Management Holding, Inc. 7.875%, 05/01/27 (144A) (a)	4,820,000	4,330,529

		46,980,853

Auto Manufacturers—1.6%
Ford Motor Co.
3.250%, 02/12/32 (a)	9,240,000	7,268,964
6.100%, 08/19/32 (a)	7,220,000	6,997,306
Ford Motor Credit Co. LLC 3.625%, 06/17/31	4,560,000	3,737,489

Auto Manufacturers—(Continued)
General Motors Co. 6.600%, 04/01/36	5,134,000	5,271,375
Mclaren Finance plc 7.500%, 08/01/26 (144A)	6,010,000	5,108,500
PM General Purchaser LLC 9.500%, 10/01/28 (144A) (a)	6,770,000	6,622,574

		35,006,208

Auto Parts & Equipment—0.9%
Clarios Global L.P. / Clarios U.S. Finance Co. 8.500%, 05/15/27 (144A) (a)	4,030,000	4,036,593
Titan International, Inc. 7.000%, 04/30/28 (a)	11,220,000	10,490,083
ZF North America Capital, Inc.
4.750%, 04/29/25 (144A)	4,115,000	4,011,718
7.125%, 04/14/30 (144A) (a)	950,000	966,201

		19,504,595

Banks—5.3%
Banco Mercantil del Norte S.A. 7.625%, 10Y H15 + 5.353%, 01/10/28 (144A) (a) (b)	2,150,000	1,956,865
Bank of Nova Scotia (The) 8.625%, 5Y H15 + 4.389%, 10/27/82 (b)	900,000	937,726
Barclays plc
5.088%, 3M LIBOR + 3.054%, 06/20/30 (b)	200,000	181,870
7.750%, 5Y USD Swap + 4.842%, 09/15/23 (b)	3,650,000	3,576,635
8.000%, 5Y H15 + 5.672%, 06/15/24 (b)	5,160,000	4,875,684
BBVA Bancomer S.A. 5.125%, 5Y H15 + 2.650%, 01/18/33 (144A) (b)	5,980,000	5,189,074
BNP Paribas S.A. 7.750%, 5Y H15 + 4.899%, 08/16/29 (144A) (b)	1,930,000	1,851,931
Citigroup, Inc. 4.000%, 5Y H15 + 3.597%, 12/10/25 (b)	3,890,000	3,321,087
Comerica Bank 2.500%, 07/23/24	5,657,000	5,315,319
Comerica, Inc. 3.700%, 07/31/23	3,559,000	3,546,330
Credit Agricole S.A.
7.875%, 5Y USD Swap + 4.898%, 01/23/24 (144A) (b)	1,750,000	1,729,679
8.125%, 5Y USD Swap + 6.185%, 12/23/25 (144A) (b)	8,970,000	8,981,212
Credit Suisse AG
0.520%, 08/09/23	500,000	496,045
3.625%, 09/09/24	1,530,000	1,473,410
4.750%, 08/09/24	2,700,000	2,638,734
7.950%, 01/09/25 (a)	2,990,000	3,050,526
Danske Bank A/S 6.466%, 1Y H15 + 2.100%, 01/09/26 (144A) (a) (b)	6,450,000	6,434,620
HSBC Holdings plc
6.000%, 5Y USD ICE Swap + 3.746%, 05/22/27 (b)	390,000	348,563
6.500%, 1Y USD ICE Swap + 3.606%, 03/23/28 (b)	670,000	603,494
Intesa Sanpaolo S.p.A. 5.710%, 01/15/26 (144A) (a)	16,030,000	15,261,043

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Banks—(Continued)
Lloyds Banking Group plc
4.947%, 5Y EUR Swap + 5.290%, 06/27/25 (EUR) (b)	5,450,000	$5,411,213
7.500%, 5Y USD Swap + 4.760%, 06/27/24 (b)	3,580,000	3,419,795
8.000%, 5Y H15 + 3.913%, 09/27/29 (b)	3,260,000	2,978,499
Natwest Group plc 4.500%, 5Y UKG + 3.992%, 03/31/28 (GBP) (b)	6,600,000	6,290,218
PNC Financial Services Group, Inc. (The)
5.068%, SOFR + 1.933%, 01/24/34 (b)	2,870,000	2,752,216
6.037%, SOFR + 2.140%, 10/28/33 (a) (b)	3,085,000	3,157,103
Toronto-Dominion Bank (The) 8.125%, 5Y H15 + 4.075%, 10/31/82 (b)	3,122,000	3,171,577
Truist Financial Corp. 5.122%, SOFR + 1.852%, 01/26/34 (b)	2,520,000	2,388,008
U.S. Bancorp 4.839%, SOFR + 1.600%, 02/01/34 (b)	2,640,000	2,465,832
UBS Group AG
6.537%, SOFR + 3.920%, 08/12/33 (144A) (a) (b)	890,000	911,727
7.000%, 5Y USD Swap + 4.344%, 01/31/24 (144A) (b)	6,080,000	5,871,143
UniCredit S.p.A.
5.459%, 5Y H15 + 4.750%, 06/30/35 (144A) (a) (b)	4,960,000	4,209,302
7.296%, 5Y USD ICE Swap + 4.914%, 04/02/34 (144A) (a) (b)	1,750,000	1,648,893

		116,445,373

Biotechnology—0.2%
Cidron Aida Finco S.a.r.l. 6.250%, 04/01/28 (144A) (GBP)	4,110,000	4,537,222

Building Materials—0.4%
Builders FirstSource, Inc. 4.250%, 02/01/32 (144A) (a)	2,644,000	2,300,674
Smyrna Ready Mix Concrete LLC 6.000%, 11/01/28 (144A) (a)	5,470,000	5,158,450
Summit Materials LLC / Summit Materials Finance Corp. 5.250%, 01/15/29 (144A) (a)	2,300,000	2,172,971

		9,632,095

Chemicals—0.1%
Minerals Technologies, Inc. 5.000%, 07/01/28 (144A) (a)	1,690,000	1,537,900

Commercial Services—2.5%
Adtalem Global Education, Inc. 5.500%, 03/01/28 (144A) (a)	2,601,000	2,360,408
Allied Universal Holdco LLC / Allied Universal Finance Corp. 6.625%, 07/15/26 (144A)	3,050,000	2,894,277
Carriage Services, Inc. 4.250%, 05/15/29 (144A) (a)	5,320,000	4,578,924
CoreCivic, Inc. 8.250%, 04/15/26 (a)	4,890,000	4,934,499
GEO Group, Inc. (The) 10.500%, 06/30/28 (a)	5,880,000	5,894,685

Commercial Services—(Continued)
Legends Hospitality Holding Co. LLC / Legends Hospitality Co-Issuer, Inc. 5.000%, 02/01/26 (144A) (a)	6,680,000	6,012,000
Metropolitan Museum of Art (The) 3.400%, 07/01/45 (a)	2,025,000	1,560,837
Paysafe Finance plc / Paysafe Holdings U.S. Corp. 4.000%, 06/15/29 (144A) (a)	3,300,000	2,593,963
PECF USS Intermediate Holding III Corp. 8.000%, 11/15/29 (144A) (a)	2,706,000	1,522,125
Prime Security Services Borrower LLC / Prime Finance, Inc. 6.250%, 01/15/28 (144A) (a)	2,720,000	2,548,100
StoneMor, Inc. 8.500%, 05/15/29 (144A)	3,000,000	2,531,250
United Rentals North America, Inc.
4.875%, 01/15/28 (a)	3,440,000	3,273,471
5.250%, 01/15/30 (a)	4,000,000	3,818,104
5.500%, 05/15/27 (a)	2,316,000	2,279,372
6.000%, 12/15/29 (144A) (a)	1,800,000	1,795,573
Upbound Group, Inc. 6.375%, 02/15/29 (144A)	4,291,000	3,808,262
WW International, Inc. 4.500%, 04/15/29 (144A)	1,680,000	992,927
ZipRecruiter, Inc. 5.000%, 01/15/30 (144A) (a)	1,810,000	1,541,125

		54,939,902

Computers—0.3%
Crowdstrike Holdings, Inc. 3.000%, 02/15/29	2,405,000	2,073,918
NCR Corp. 5.125%, 04/15/29 (144A) (a)	3,900,000	3,452,516
Vericast Corp.
11.000%, 09/15/26 (144A) (a)	1,800,000	1,881,000
12.500%, 12/15/27 (144A) (a)	230,000	259,185

		7,666,619

Distribution/Wholesale—0.7%
American News Co. LLC 8.500%, 09/01/26 (144A) (a) (c)	10,994,041	12,395,781
H&E Equipment Services, Inc. 3.875%, 12/15/28 (144A) (a)	4,480,000	3,878,696

		16,274,477

Diversified Financial Services—3.0%
Accelerate360 Holdings LLC 8.000%, 03/01/28 (144A)	10,418,100	10,834,824
AerCap Ireland Capital DAC / AerCap Global Aviation Trust
3.300%, 01/30/32 (a)	2,410,000	1,971,618
4.500%, 09/15/23 (a)	284,000	282,934
Aviation Capital Group LLC 5.500%, 12/15/24 (144A)	3,560,000	3,484,670
Avolon Holdings Funding, Ltd. 4.250%, 04/15/26 (144A)	2,950,000	2,748,265
B3 SA - Brasil Bolsa Balcao 4.125%, 09/20/31 (144A)	4,000,000	3,405,947

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Diversified Financial Services—(Continued)
Burford Capital Global Finance LLC
6.875%, 04/15/30 (144A)	720,000	$656,294
9.250%, 07/01/31 (144A)	2,850,000	2,832,472
Charles Schwab Corp. (The) 2.900%, 03/03/32	520,000	428,077
5.853%, SOFR + 2.500%, 05/19/34 (a) (b)	2,450,000	2,486,470
Global Aircraft Leasing Co., Ltd. 6.500%, 7.250% PIK, 09/15/24 (144A) (a) (c)	10,331,208	9,456,671
LPL Holdings, Inc. 4.000%, 03/15/29 (144A) (a)	3,910,000	3,430,315
Midcap Financial Issuer Trust 6.500%, 05/01/28 (144A) (a)	5,020,000	4,467,800
Rocket Mortgage LLC / Rocket Mortgage Co-Issuer, Inc.
3.625%, 03/01/29 (144A) (a)	7,170,000	6,026,156
3.875%, 03/01/31 (144A) (a)	405,000	328,397
4.000%, 10/15/33 (144A) (a)	2,755,000	2,155,071
StoneX Group, Inc. 8.625%, 06/15/25 (144A) (a)	5,412,000	5,465,877
The Vanguard Group, Inc. 3.050%, 08/28/50 (d) (e)	7,460,000	4,777,709

		65,239,567

Electric—0.7%
FirstEnergy Corp.
2.650%, 03/01/30 (a)	1,830,000	1,543,367
4.150%, 07/15/27 (a)	1,640,000	1,557,724
NSG Holdings LLC / NSG Holdings, Inc. 7.750%, 12/15/25 (144A)	446,820	443,469
Panoche Energy Center LLC 6.885%, 07/31/29 (144A)	435,999	433,819
Southern California Edison Co. 3.900%, 03/15/43 (a)	1,217,000	967,754
TransAlta Corp.
6.500%, 03/15/40 (a)	8,869,000	8,442,046
7.750%, 11/15/29 (a)	2,110,000	2,172,245

		15,560,424

Energy-Alternate Sources—0.1%
Alta Wind Holdings LLC 7.000%, 06/30/35 (144A)	750,402	685,919
Sunnova Energy Corp. 5.875%, 09/01/26 (144A)	1,730,000	1,581,217

		2,267,136

Engineering & Construction—0.4%
TopBuild Corp. 3.625%, 03/15/29 (144A) (a)	3,010,000	2,619,260
Tutor Perini Corp. 6.875%, 05/01/25 (144A)	7,263,000	6,023,090

		8,642,350

Entertainment—1.1%
Allen Media LLC / Allen Media Co-Issuer, Inc. 10.500%, 02/15/28 (144A)	6,590,000	3,393,850

Entertainment—(Continued)
AMC Entertainment Holdings, Inc. 7.500%, 02/15/29 (144A)	2,390,000	1,680,477
Boyne USA, Inc. 4.750%, 05/15/29 (144A) (a)	4,120,000	3,712,773
Caesars Entertainment, Inc. 7.000%, 02/15/30 (144A) (a)	8,750,000	8,787,100
Mohegan Tribal Gaming Authority 13.250%, 12/15/27 (144A) (a)	3,780,000	4,006,821
Wynn Resorts Finance LLC / Wynn Resorts Capital Corp. 7.125%, 02/15/31 (144A)	1,910,000	1,898,429

		23,479,450

Environmental Control—0.3%
GFL Environmental, Inc.
4.750%, 06/15/29 (144A) (a)	5,877,000	5,369,295
5.125%, 12/15/26 (144A) (a)	2,170,000	2,093,589

		7,462,884

Food—0.4%
Co-operative Group Holdings Ltd. 7.500%, 07/08/26 (GBP) (b) (f)	2,410,000	2,892,795
FAGE International S.A. / FAGE USA Dairy Industry, Inc. 5.625%, 08/15/26 (144A) (a)	6,425,000	6,050,235

		8,943,030

Food Service—0.1%
TKC Holdings, Inc. 6.875%, 05/15/28 (144A)	1,580,000	1,390,453

Forest Products & Paper—0.2%
Suzano Austria GmbH
3.125%, 01/15/32 (a)	5,000,000	4,001,915
5.750%, 07/14/26	1,200,000	1,200,000

		5,201,915

Healthcare-Products—0.3%
Medline Borrower L.P. 5.250%, 10/01/29 (144A) (a)	6,700,000	5,813,584

Healthcare-Services—1.2%
Akumin Escrow, Inc. 7.500%, 08/01/28 (144A)	3,840,000	2,529,677
Akumin, Inc. 7.000%, 11/01/25 (144A) (a)	2,332,000	1,906,410
CHS/Community Health Systems, Inc.
4.750%, 02/15/31 (144A) (a)	8,970,000	6,779,379
6.125%, 04/01/30 (144A)	5,700,000	3,395,604
Fresenius Medical Care U.S. Finance II, Inc. 4.750%, 10/15/24 (144A) (a)	700,000	685,235
HCA, Inc.
5.500%, 06/15/47	360,000	339,080
5.625%, 09/01/28 (a)	2,000,000	2,001,529
7.500%, 11/06/33	1,808,000	1,975,441

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Services—(Continued)
Humana, Inc. 5.875%, 03/01/33	4,160,000	$4,323,083
RP Escrow Issuer LLC 5.250%, 12/15/25 (144A) (a)	2,500,000	1,844,250
U.S. Renal Care, Inc. 10.625%, 07/15/27 (144A)	3,931,000	982,750

		26,762,438

Home Builders—0.2%
MDC Holdings, Inc. 6.000%, 01/15/43	2,195,000	1,979,760
Winnebago Industries, Inc. 6.250%, 07/15/28 (144A)	2,580,000	2,528,800

		4,508,560

Housewares—0.2%
Newell Brands, Inc.
4.000%, 12/01/24	1,600,000	1,534,163
4.700%, 04/01/26 (a)	2,990,000	2,808,657
5.875%, 04/01/36 (a)	740,000	618,735

		4,961,555

Insurance—1.1%
Highlands Holdings Bond Issuer, Ltd. / Highlands Holdings Bond Co-Issuer, Inc. 7.625%, 10/15/25 (144A) (c)	6,630,000	6,113,009
Liberty Mutual Insurance Co. 7.697%, 10/15/97 (144A) †	2,600,000	2,910,762
Massachusetts Mutual Life Insurance Co. 4.900%, 04/01/77 (144A) †	6,285,000	5,347,845
NMI Holdings, Inc. 7.375%, 06/01/25 (144A) (a)	3,380,000	3,415,595
Saga plc 5.500%, 07/15/26 (GBP)	5,800,000	5,487,667
Teachers Insurance & Annuity Association of America 6.850%, 12/16/39 (144A) †	216,000	238,162

		23,513,040

Internet—0.7%
Acuris Finance U.S., Inc. / Acuris Finance S.a.r.l. 5.000%, 05/01/28 (144A)	2,900,000	2,244,559
Gen Digital, Inc. 7.125%, 09/30/30 (144A) (a)	5,110,000	5,118,554
Tencent Holdings, Ltd. 3.595%, 01/19/28 (144A)	2,640,000	2,457,207
Ziff Davis, Inc. 4.625%, 10/15/30 (144A) (a)	5,586,000	4,838,132

		14,658,452

Iron/Steel—0.2%
Vale Overseas, Ltd.
6.250%, 08/10/26 (a)	2,990,000	3,082,479
6.875%, 11/10/39 (a)	1,180,000	1,235,129

		4,317,608

Leisure Time—1.5%
Carnival Corp.
4.000%, 08/01/28 (144A) (a)	3,690,000	3,271,258
5.750%, 03/01/27 (144A)	4,990,000	4,593,744
10.500%, 06/01/30 (144A)	210,000	222,784
NCL Corp., Ltd. 5.875%, 03/15/26 (144A) (a)	8,470,000	7,924,225
Royal Caribbean Cruises, Ltd.
9.250%, 01/15/29 (144A) (a)	2,010,000	2,141,478
11.500%, 06/01/25 (144A) (a)	803,000	851,983
11.625%, 08/15/27 (144A) (a)	5,010,000	5,448,069
Viking Cruises, Ltd.
9.125%, 07/15/31 (144A)	3,710,000	3,747,100
13.000%, 05/15/25 (144A)	520,000	546,035
Viking Ocean Cruises Ship VII, Ltd. 5.625%, 02/15/29 (144A) (a)	1,460,000	1,335,900
VOC Escrow, Ltd. 5.000%, 02/15/28 (144A) (a)	3,420,000	3,137,850

		33,220,426

Lodging—1.5%
Full House Resorts, Inc. 8.250%, 02/15/28 (144A) (a)	4,445,000	4,160,431
Las Vegas Sands Corp.
3.200%, 08/08/24	4,240,000	4,106,727
3.500%, 08/18/26 (a)	280,000	260,800
Melco Resorts Finance, Ltd.
4.875%, 06/06/25 (144A)	940,000	895,538
5.375%, 12/04/29 (144A) (a)	7,230,000	5,974,346
Sands China, Ltd.
2.800%, 03/08/27 (a)	200,000	173,595
3.350%, 03/08/29	1,240,000	1,033,157
3.750%, 08/08/31	470,000	382,082
5.625%, 08/08/25 (a)	4,610,000	4,497,596
5.900%, 08/08/28 (a)	1,240,000	1,181,950
Wynn Macau, Ltd. 4.875%, 10/01/24 (144A)	11,000,000	10,725,000

		33,391,222

Machinery-Construction & Mining—0.2%
Vertiv Group Corp. 4.125%, 11/15/28 (144A) (a)	4,110,000	3,703,001

Machinery-Diversified—0.1%
ATS Corp. 4.125%, 12/15/28 (144A) (a)	928,000	830,594
Chart Industries, Inc. 7.500%, 01/01/30 (144A) (a)	2,340,000	2,387,397

		3,217,991

Media—2.3%
CCO Holdings LLC / CCO Holdings Capital Corp.
4.500%, 05/01/32 (a)	4,940,000	3,944,376
5.000%, 02/01/28 (144A) (a)	2,990,000	2,724,159

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Media—(Continued)
Charter Communications Operating LLC / Charter Communications Operating Capital Corp.
4.200%, 03/15/28 (a)	790,000	$740,601
4.400%, 04/01/33 (a)	1,260,000	1,105,972
5.375%, 04/01/38	1,580,000	1,345,999
CSC Holdings LLC
5.750%, 01/15/30 (144A)	1,190,000	561,882
6.500%, 02/01/29 (144A) (a)	7,680,000	6,205,714
7.500%, 04/01/28 (144A) (a)	7,830,000	4,462,884
11.250%, 05/15/28 (144A)	5,110,000	4,955,321
Directv Financing LLC / Directv Financing Co-Obligor, Inc. 5.875%, 08/15/27 (144A) (a)	8,040,000	7,281,307
DISH DBS Corp.
5.750%, 12/01/28 (144A) (a)	4,330,000	3,220,583
5.875%, 11/15/24 (a)	6,320,000	5,527,576
Gannett Holdings LLC 6.000%, 11/01/26 (144A)	600,000	505,466
iHeartCommunications, Inc. 4.750%, 01/15/28 (144A) (a)	2,930,000	2,208,888
McClatchy Co. LLC (The) 11.000%, 07/15/27 (144A) (c)	3,266,666	3,511,666
Time Warner Cable LLC 5.875%, 11/15/40	2,362,000	2,083,638

		50,386,032

Metal Fabricate/Hardware—0.4%
Advanced Drainage Systems, Inc. 6.375%, 06/15/30 (144A)	3,110,000	3,076,630
Park-Ohio Industries, Inc. 6.625%, 04/15/27	5,600,000	4,947,600

		8,024,230

Mining—2.1%
Anglo American Capital plc 4.000%, 09/11/27 (144A)	2,740,000	2,575,593
First Quantum Minerals, Ltd.
6.875%, 03/01/26 (144A) (a)	4,400,000	4,331,374
6.875%, 10/15/27 (144A) (a)	8,000,000	7,804,000
8.625%, 06/01/31 (144A) (a)	5,620,000	5,759,826
Freeport Minerals Corp. 7.125%, 11/01/27	4,240,000	4,399,000
Freeport-McMoRan, Inc. 5.450%, 03/15/43 (a)	14,801,000	13,801,100
Glencore Finance Canada, Ltd. 5.550%, 10/25/42 (144A) (a)	1,000,000	930,047
Hudbay Minerals, Inc.
4.500%, 04/01/26 (144A) (a)	2,660,000	2,476,831
6.125%, 04/01/29 (144A) (a)	2,854,000	2,627,877
Midwest Vanadium Pty, Ltd. 13.250%, 02/15/18 (144A) † (d) (e) (g)	931,574	0
Northwest Acquisitions ULC / Dominion Finco, Inc. 7.125%, 11/01/22 (144A) † (g)	8,475,000	85
Teck Resources, Ltd. 6.000%, 08/15/40	1,774,000	1,728,359

		46,434,092

Office/Business Equipment—0.1%
CDW LLC / CDW Finance Corp. 3.250%, 02/15/29 (a)	1,610,000	1,379,502

Oil & Gas—6.0%
Berry Petroleum Co. LLC 7.000%, 02/15/26 (144A) (a)	11,840,000	10,952,000
Chord Energy Corp. 6.375%, 06/01/26 (144A) (a)	6,890,000	6,830,574
Continental Resources, Inc. 5.750%, 01/15/31 (144A) (a)	3,630,000	3,450,886
Devon Energy Corp.
5.250%, 10/15/27 (a)	584,000	575,184
8.250%, 08/01/23	5,720,000	5,722,974
Earthstone Energy Holdings LLC 9.875%, 07/15/31 (144A)	3,670,000	3,627,611
Endeavor Energy Resources L.P. / EER Finance, Inc. 5.750%, 01/30/28 (144A)	3,770,000	3,687,739
EQT Corp. 7.000%, 02/01/30 (a)	3,480,000	3,643,664
Hilcorp Energy I L.P. / Hilcorp Finance Co. 6.250%, 04/15/32 (144A) (a)	3,440,000	3,066,330
KazMunayGas National Co. JSC
5.375%, 04/24/30 (144A)	300,000	278,253
6.375%, 10/24/48 (144A) (a)	1,060,000	904,451
MEG Energy Corp.
5.875%, 02/01/29 (144A) (a)	870,000	818,162
7.125%, 02/01/27 (144A) (a)	5,290,000	5,375,079
Neptune Energy Bondco plc 6.625%, 05/15/25 (144A)	5,270,000	5,260,672
Noble Finance II LLC 8.000%, 04/15/30 (144A) (a)	2,560,000	2,602,701
Northern Oil and Gas, Inc. 8.125%, 03/01/28 (144A) (a)	5,580,000	5,468,400
Occidental Petroleum Corp.
4.400%, 08/15/49	1,630,000	1,197,219
6.450%, 09/15/36 (a)	5,682,000	5,831,434
7.150%, 05/15/28	2,930,000	3,049,131
7.950%, 06/15/39	6,140,000	6,956,457
Permian Resources Operating LLC 5.875%, 07/01/29 (144A) (a)	8,880,000	8,365,057
Petrobras Global Finance B.V.
5.750%, 02/01/29 (a)	1,000,000	983,120
6.850%, 06/05/15 (a)	6,170,000	5,367,644
Range Resources Corp.
4.750%, 02/15/30 (144A) (a)	3,060,000	2,742,525
8.250%, 01/15/29 (a)	7,430,000	7,736,116
Southwestern Energy Co.
4.750%, 02/01/32 (a)	7,230,000	6,372,063
8.375%, 09/15/28 (a)	5,212,000	5,425,848
Transocean, Inc. 8.750%, 02/15/30 (144A)	2,200,000	2,233,000
Viper Energy Partners L.P. 5.375%, 11/01/27 (144A) (a)	5,859,000	5,622,986
YPF S.A.
6.950%, 07/21/27 (144A)	3,360,000	2,757,386
8.500%, 07/28/25 (144A)	6,350,000	5,838,991

		132,743,657

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Packaging & Containers—0.8%
ARD Finance S.A. 6.500%, 7.25% PIK, 06/30/27 (144A) (a) (c)	4,470,000	$3,621,353
Ardagh Metal Packaging Finance U.S.A. LLC / Ardagh Metal Packaging Finance plc
4.000%, 09/01/29 (144A) (a)	4,700,000	3,722,371
6.000%, 06/15/27 (144A) (a)	1,340,000	1,316,368
Canpack S.A. / Canpack U.S. LLC 3.875%, 11/15/29 (144A) (a)	1,396,000	1,135,513
Cascades, Inc./Cascades USA, Inc. 5.375%, 01/15/28 (144A) (a)	2,610,000	2,439,370
Pactiv LLC 8.375%, 04/15/27	3,416,000	3,444,473
Sealed Air Corp. 6.125%, 02/01/28 (144A) (a)	1,560,000	1,548,499

		17,227,947

Pharmaceuticals—1.5%
AdaptHealth LLC 4.625%, 08/01/29 (144A) (a)	3,650,000	2,913,321
Bausch Health Americas, Inc. 9.250%, 04/01/26 (144A)	830,000	699,034
Bausch Health Cos., Inc.
5.000%, 01/30/28 (144A)	480,000	204,000
5.500%, 11/01/25 (144A) (a)	2,470,000	2,182,443
6.125%, 02/01/27 (144A)	2,150,000	1,376,430
7.000%, 01/15/28 (144A)	1,070,000	462,648
Cheplapharm Arzneimittel GmbH 5.500%, 01/15/28 (144A) (a)	2,840,000	2,570,200
Option Care Health, Inc. 4.375%, 10/31/29 (144A) (a)	5,530,000	4,867,275
Teva Pharmaceutical Finance Co. LLC 6.150%, 02/01/36	7,925,000	7,042,702
Teva Pharmaceutical Finance Netherlands III B.V.
4.750%, 05/09/27 (a)	3,410,000	3,154,497
8.125%, 09/15/31 (a)	6,560,000	6,875,411

		32,347,961

Pipelines—4.0%
Blue Racer Midstream LLC / Blue Racer Finance Corp. 7.625%, 12/15/25 (144A) (a)	5,130,000	5,185,825
DCP Midstream Operating L.P. 6.750%, 09/15/37 (144A) (a)	3,480,000	3,693,254
El Paso Natural Gas Co. LLC
7.500%, 11/15/26	4,250,000	4,487,271
8.375%, 06/15/32 (a)	190,000	217,501
Energy Transfer L.P.
6.250%, 04/15/49 (a)	1,090,000	1,064,580
7.125%, 5Y H15 + 5.306%, 05/15/30 (b)	1,950,000	1,653,447
7.600%, 02/01/24	630,000	633,659
9.349%, 3M LIBOR + 4.028%, 07/17/23 (b)	2,030,000	1,821,925
Enterprise Products Operating LLC 5.375%, 3M TSFR + 2.832%, 02/15/78 (b)	13,090,000	10,828,962
EQM Midstream Partners L.P.
6.000%, 07/01/25 (144A) (a)	1,880,000	1,859,242
6.500%, 07/01/27 (144A) (a)	1,660,000	1,637,210
7.500%, 06/01/30 (144A) (a)	2,660,000	2,691,776

Pipelines—(Continued)
Genesis Energy L.P. / Genesis Energy Finance Corp. 8.875%, 04/15/30 (a)	3,480,000	3,399,941
Howard Midstream Energy Partners LLC
6.750%, 01/15/27 (144A)	3,590,000	3,419,475
8.875%, 07/15/28 (144A)	2,570,000	2,582,850
Kinder Morgan, Inc. 7.800%, 08/01/31 (a)	67,000	75,351
Plains All American Pipeline L.P. 9.431%, 3M LIBOR + 4.110%, 07/31/23 (b)	6,088,000	5,419,102
Rockies Express Pipeline LLC 7.500%, 07/15/38 (144A)	2,480,000	2,262,901
Southern Natural Gas Co. LLC 8.000%, 03/01/32	25,000	28,722
Summit Midstream Holdings LLC / Summit Midstream Finance Corp. 9.000%, 10/15/26 (144A) (a) (b) (f)	1,220,000	1,184,925
Tallgrass Energy Partners L.P. / Tallgrass Energy Finance Corp. 6.000%, 12/31/30 (144A) (a)	3,230,000	2,845,630
Targa Resources Partners L.P. / Targa Resources Partners Finance Corp. 4.875%, 02/01/31 (a)	5,120,000	4,731,597
Venture Global Calcasieu Pass LLC
3.875%, 11/01/33 (144A) (a)	4,010,000	3,283,732
6.250%, 01/15/30 (144A)	6,270,000	6,219,446
Venture Global LNG, Inc. 8.375%, 06/01/31 (144A)	3,090,000	3,115,237
Western Midstream Operating L.P.
5.300%, 03/01/48 (a)	4,900,000	4,090,155
5.450%, 04/01/44	11,710,000	9,892,331

		88,326,047

Real Estate—0.1%
Country Garden Holdings Co., Ltd. 8.000%, 01/27/24	1,110,000	723,850
Five Point Operating Co. L.P. / Five Point Capital Corp. 7.875%, 11/15/25 (144A) (a)	2,007,000	1,812,000

		2,535,850

Real Estate Investment Trusts—0.5%
Diversified Healthcare Trust 9.750%, 06/15/25	980,000	939,950
IIP Operating Partnership L.P. 5.500%, 05/25/26	3,110,000	2,617,312
Ladder Capital Finance Holdings LLLP / Ladder Capital Finance Corp.
4.250%, 02/01/27 (144A) (a)	526,000	457,047
4.750%, 06/15/29 (144A)	2,090,000	1,700,918
Service Properties Trust
5.500%, 12/15/27 (a)	4,666,000	4,102,412
7.500%, 09/15/25 (a)	2,150,000	2,111,294

		11,928,933

Retail—1.7%
Abercrombie & Fitch Management Co. 8.750%, 07/15/25 (144A)	5,195,000	5,273,042

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Corporate Bonds & Notes—(Continued)

Security Description	Principal Amount*	Value

Retail—(Continued)
Bath & Body Works, Inc.
5.250%, 02/01/28 (a)	5,000,000	$4,753,521
6.625%, 10/01/30 (144A) (a)	1,850,000	1,785,968
Doman Building Materials Group, Ltd. 5.250%, 05/15/26 (144A) (CAD)	3,680,000	2,513,984
FirstCash, Inc. 5.625%, 01/01/30 (144A)	3,060,000	2,765,702
Foot Locker, Inc. 4.000%, 10/01/29 (144A) (a)	3,380,000	2,545,311
Michaels Cos, Inc. (The) 7.875%, 05/01/29 (144A) (a)	3,110,000	2,095,487
QVC, Inc.
4.375%, 09/01/28	4,790,000	2,753,148
5.450%, 08/15/34	480,000	231,485
Sally Holdings LLC / Sally Capital, Inc. 5.625%, 12/01/25 (a)	7,710,000	7,603,987
Suburban Propane Partners L.P. / Suburban Energy Finance Corp. 5.000%, 06/01/31 (144A) (a)	2,430,000	2,034,273
Superior Plus L.P. / Superior General Partner, Inc. 4.500%, 03/15/29 (144A) (a)	2,320,000	2,033,758

		36,389,666

Semiconductors—0.0%
Broadcom, Inc. 3.187%, 11/15/36 (144A) (a)	135,000	102,027

Software—1.0%
AthenaHealth Group, Inc. 6.500%, 02/15/30 (144A) (a)	6,500,000	5,470,661
Black Knight InfoServ LLC 3.625%, 09/01/28 (144A) (a)	3,680,000	3,306,554
Central Parent, Inc. / CDK Global, Inc. 7.250%, 06/15/29 (144A) (a)	8,550,000	8,454,160
MSCI, Inc. 3.875%, 02/15/31 (144A) (a)	1,140,000	987,839
Open Text Holdings, Inc. 4.125%, 02/15/30 (144A) (a)	2,500,000	2,117,010
Rackspace Technology Global, Inc. 3.500%, 02/15/28 (144A)	4,980,000	2,241,139

		22,577,363

Telecommunications—1.1%
Altice France Holding S.A. 10.500%, 05/15/27 (144A)	10,320,000	6,249,070
British Telecommunications plc 9.625%, 12/15/30	3,875,000	4,767,683
CommScope, Inc. 6.000%, 03/01/26 (144A) (a)	390,000	363,470
Millicom International Cellular S.A.
4.500%, 04/27/31 (144A) (a)	3,930,000	3,020,598
6.250%, 03/25/29 (144A) (a)	1,395,000	1,250,842
Sprint Capital Corp. 8.750%, 03/15/32	2,069,000	2,500,608

Telecommunications—(Continued)
Viavi Solutions, Inc. 3.750%, 10/01/29 (144A) (a)	1,940,000	1,648,424
Vmed O2 UK Financing I plc 4.750%, 07/15/31 (144A) (a)	4,620,000	3,841,523

		23,642,218

Transportation—0.5%
Carriage Purchaser, Inc. 7.875%, 10/15/29 (144A) (a)	1,760,000	1,322,963
XPO CNW, Inc. 6.700%, 05/01/34 (a)	7,991,000	7,966,867
XPO Escrow Sub LLC 7.500%, 11/15/27 (144A) (a)	1,170,000	1,195,542

		10,485,372

Total Corporate Bonds & Notes (Cost $1,229,878,887)		1,131,964,730

Floating Rate Loans (h)—13.3%

Advertising—0.2%
Polyconcept Holding B.V. Term Loan B, 10.603%, 1M TSFR + 5.500%, 05/18/29	5,329,725	5,067,236

Aerospace/Defense—0.5%
Vertex Aerospace Services Corp. 1st Lien Term Loan, 8.953%, 1M LIBOR + 3.750%, 12/06/28	4,992,118	5,002,103
WP CPP Holdings LLC
2nd Lien Incremental Term Loan, 13.030%, 3M LIBOR + 7.750%, 04/30/26	3,300,000	2,574,000
Term Loan, 9.030%, 3M LIBOR + 3.750%, 04/30/25	4,890,213	4,452,539

		12,028,642

Airlines—0.0%
United Airlines, Inc. Term Loan B, 9.292%, 3M LIBOR + 3.750%, 04/21/28	905,813	906,719

Apparel—0.3%
Fanatics Commerce Intermediate Holdco LLC Term Loan B, 8.606%, 3M TSFR + 3.250%, 11/24/28	6,402,500	6,392,499

Auto Parts & Equipment—0.4%
Clarios Global L.P. Incremental Term Loan, 8.853%, 1M TSFR + 3.750%, 05/06/30	3,300,000	3,291,750
First Brands Group LLC
2nd Lien Term Loan, 13.602%, 3M LIBOR + 8.500%, 03/30/28	1,950,000	1,774,500
Incremental Term Loan, 10.246%, 3M TSFR + 5.000%, 03/30/27	3,421,404	3,340,145

		8,406,395

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Beverages—0.1%
City Brewing Co. LLC Term Loan, 8.760%, 3M LIBOR + 3.500%, 04/05/28	3,010,817	$1,987,139

Building Materials—0.2%
Emrld Borrower L.P. Term Loan B, 05/31/30 (i)	2,600,000	2,603,250
Quikrete Holdings, Inc. Term Loan B1, 8.217%, 1M LIBOR + 3.000%, 03/18/29	2,352,663	2,357,074

		4,960,324

Commercial Services—1.3%
Adtalem Global Education, Inc. Term Loan B, 9.193%, 1M LIBOR + 4.000%, 08/11/28	778,127	780,072
Allied Universal Holdco LLC Term Loan B, 9.881%, 1M TSFR + 4.750, 05/12/28	2,520,000	2,458,260
Garda World Security Corp. Term Loan B, 9.327%, 1M TSFR + 4.250%, 02/01/29	3,673,175	3,639,198
Lakeshore Intermediate LLC Term Loan, 8.717%, 1M TSFR + 3.500%, 09/29/28	3,703,373	3,684,856
Mavis Tire Express Services Corp. Term Loan B, 9.217%, 1M TSFR + 4.000%, 05/04/28	2,733,028	2,710,822
PECF USS Intermediate Holding III Corp. Term Loan B, 9.523%, 3M LIBOR + 4.250%, 12/15/28	5,240,200	4,263,851
TruGreen L.P. 2nd Lien Term Loan, 13.773%, 3M LIBOR + 8.500%, 11/02/28	1,820,000	1,082,900
Verscend Holding Corp. Term Loan B, 9.217%, 1M LIBOR + 4.000%, 08/27/25	1,872,225	1,873,103
VT Topco, Inc.
2nd Lien Term Loan, 11.967%, 1M TSFR + 6.750%, 07/31/26	3,070,000	2,931,850
Delayed Draw Term Loan, 08/01/25 (j)	1,635	1,616
Incremental Term Loan, 8.967%, 1M TSFR + 3.750%, 08/01/25	3,701,150	3,658,124

		27,084,652

Computers—1.4%
Access CIG LLC 1st Lien Term Loan, 8.939%, 1M LIBOR + 3.750%, 02/27/25	1,787,170	1,768,405
Amentum Government Services Holdings LLC
Term Loan, 9.147%, 1M TSFR + 4.000%, 02/15/29	5,736,975	5,622,236
Term Loan B, 9.217%, 1M TSFR + 4.000%, 01/29/27	4,578,473	4,521,242
Magenta Buyer LLC
USD 1st Lien Term Loan, 10.030%, 3M LIBOR + 4.750%, 07/27/28	3,776,150	2,854,139
USD 2nd Lien Term Loan, 13.530%, 3M LIBOR + 8.250%, 07/27/29	8,260,000	5,451,600
Redstone Holdco 2 L.P. Term Loan, 10.005%, 3M LIBOR + 4.750%, 04/27/28	8,587,050	7,171,973
UST Holdings, Ltd. Term Loan, 8.717%, 1M TSFR + 3.500%, 11/20/28	3,378,451	3,344,666

		30,734,261

Diversified Financial Services—1.3%
AqGen Island Holdings, Inc. Term Loan, 8.693%, 1M LIBOR + 3.500%, 08/02/28	4,591,875	4,525,867
Citadel Securities L.P. Term Loan B, 7.717%, 1M TSFR + 2.500%, 02/02/28	2,938,608	2,937,820
CTC Holdings L.P. Term Loan B, 10.344%, 6M TSFR + 5.000%, 02/20/29	2,223,624	2,179,152
Deerfield Dakota Holding LLC USD 2nd Lien Term Loan, 12.288%, 3M LIBOR + 6.750%, 04/07/28	2,060,000	1,938,975
Focus Financial Partners LLC
2022 Term Loan B5, 8.353%, 1M TSFR + 3.250%, 06/30/28	3,759	3,736
Term Loan B4, 7.603%, 1M TSFR + 2.500%, 06/30/28	4,990,544	4,939,600
Greystone Select Financial LLC Term Loan B, 10.265%, 3M LIBOR + 5.000%, 06/16/28	3,389,440	3,219,968
Hudson River Trading LLC Term Loan, 8.217%, 1M TSFR + 3.000%, 03/20/28	5,407,197	5,278,776
Jane Street Group LLC Term Loan, 7.967%, 1M TSFR + 2.750%, 01/26/28	3,200,311	3,196,311

		28,220,205

Engineering & Construction—0.2%
Brown Group Holding LLC
Incremental Term Loan B2, 9.014%, 3M TSFR + 3.750%, 07/02/29	668,317	667,840
Term Loan B, 7.703%, 1M TSFR + 2.500%, 06/07/28	4,944,879	4,879,463

		5,547,303

Entertainment—0.9%
Allen Media LLC Term Loan B, 10.892%, 3M LIBOR + 5.500%, 02/10/27	8,717,733	7,549,557
Caesars Entertainment Corp. Term Loan B, 8.453%, 1M TSFR + 3.250%, 02/06/30	1,765,575	1,767,672
Cinemark USA, Inc. Term Loan B, 8.834%, 1M TSFR + 3.750%, 05/24/30	6,703,200	6,684,351
UFC Holdings LLC Term Loan B, 8.050%, 3M LIBOR + 2.750%, 04/29/26	3,612,454	3,613,205

		19,614,785

Environmental Control—0.3%
Liberty Tire Recycling Holdco LLC Term Loan, 9.693%, 1M LIBOR + 4.500%, 05/05/28	2,104,363	1,883,405
LRS Holdings LLC Term Loan B, 9.467%, 1M TSFR + 4.250%, 08/31/28	4,136,702	4,116,018

		5,999,423

Food—0.2%
8th Avenue Food & Provisions, Inc. 2nd Lien Term Loan, 12.967%, 1M LIBOR + 7.750%, 10/01/26	1,452,297	974,249
Froneri International, Ltd. Term Loan, 5.067%, 6M EURIBOR + 2.125%, 01/31/27 (EUR)	2,780,000	2,960,225

		3,934,474

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Healthcare-Products—0.3%
Agiliti Health, Inc Term Loan, 8.160%, 1M TSFR + 3.000%, 05/01/30	3,350,000	$3,339,531
Sotera Health Holdings, LLC Incremental Term Loan B, 8.816%, 6M TSFR + 3.750%, 12/11/26	3,400,000	3,404,250

		6,743,781

Healthcare-Services—1.2%
EyeCare Partners LLC
2nd Lien Term Loan, 12.254%, 3M TSFR + 6.750%, 11/15/28	3,930,000	2,706,787
Incremental Term Loan, 9.254%, 3M TSFR + 3.750%, 11/15/28	4,216,625	3,107,653
Term Loan, 9.254%, 3M TSFR + 3.750%, 02/18/27	4,650,807	3,460,489
Global Medical Response, Inc. Term Loan B, 9.439%, 3M LIBOR + 4.250%, 10/02/25	3,519,750	2,011,287
Knight Health Holdings LLC Term Loan B, 10.443%, 1M LIBOR + 5.250%, 12/23/28	5,703,150	2,445,226
One Call Corp. 2021 Term Loan, 10.829%, 3M LIBOR + 5.500%, 04/22/27	6,134,800	4,447,730
Phoenix Guarantor, Inc. Term Loan B, 8.443%, 1M LIBOR + 3.250%, 03/05/26	2,072,068	2,048,900
RegionalCare Hospital Partners Holdings, Inc. Term Loan B, 9.023%, 3M LIBOR + 3.750%, 11/16/25	4,070,000	3,785,100
U.S. Renal Care, Inc. Term Loan B, 10.193%, 1M LIBOR + 5.000%, 06/26/26	6,302,879	2,941,346

		26,954,518

Housewares—0.3%
Solis IV B.V. USD Term Loan B1, 8.666%, 3M TSFR + 3.500%, 02/25/29	7,553,700	7,201,985

Insurance—0.8%
Acrisure LLC Term Loan B, 8.693%, 1M LIBOR + 3.500%, 02/15/27	2,892,825	2,819,298
Asurion LLC
Second Lien Term Loan B4, 10.402%, 1M LIBOR + 5.250%, 01/20/29	8,950,000	7,556,037
Term Loan B9, 8.788%, 3M LIBOR + 3.250%, 07/31/27	3,212,301	3,058,714
Howden Group Holdings, Ltd. USD Term Loan B, 9.103%, 1M TSFR + 4.000%, 04/18/30	937,650	937,064
Sedgwick Claims Management Services, Inc. Term Loan B, 8.853%, 1M TSFR + 3.750%, 02/24/28	3,813,587	3,794,817

		18,165,930

Investment Companies—0.3%
Cardinal Parent, Inc. Term Loan B, 9.892%, 3M LIBOR + 4.500%, 11/12/27	4,284,440	3,784,596
Jump Financial LLC Term Loan B, 10.004%, 3M TSFR + 4.500%, 08/07/28	2,216,165	2,121,978

		5,906,574

Leisure Time—0.8%
19th Holdings Golf LLC Term Loan B, 8.524%, 6M TSFR + 3.350%, 02/07/29	6,029,050	5,889,628
Equinox Holdings, Inc. Term Loan B2, 14.538%, 3M LIBOR + 9.000%, 03/08/24	2,153,400	2,018,813
Hayward Industries, Inc.
2022 Term Loan, 8.453%, 1M TSFR + 3.250%, 05/28/28	2,084,250	2,051,032
NCL Corp., Ltd. Term Loan A3, 7.592%, 3M TSFR + 2.250%, 01/02/25	3,605,538	3,578,497
Topgolf Callaway Brands Corp. Term Loan B, 8.703%, 1M TSFR + 3.500%, 03/16/30	3,431,400	3,428,826

		16,966,796

Machinery-Diversified—0.2%
SPX Flow, Inc. Term Loan, 9.703%, 1M TSFR + 4.500%, 04/05/29	4,709,977	4,643,250

Real Estate Investment Trusts—0.1%
Apollo Commercial Real Estate Finance, Inc. Incremental Term Loan B1, 8.584%, 1M TSFR + 3.500%, 03/11/28	2,102,359	1,913,147

Retail—0.7%
Empire Today LLC Term Loan B, 10.146%, 1M LIBOR + 5.000%, 04/03/28	1,152,488	917,188
Great Outdoors Group LLC Term Loan B1, 8.943%, 1M LIBOR + 3.750%, 03/05/28	3,904,909	3,880,503
Pacific Bells LLC Term Loan B, 10.038%, 3M LIBOR + 4.500%, 11/10/28	3,221,034	3,161,983
Spencer Spirit IH LLC Term Loan B, 11.203%, 1M TSFR + 6.000%, 06/19/26	5,189,141	5,141,141
Thermostat Purchaser III, Inc.
Delayed Draw Term Loan, 08/31/28 (j)	367,274	359,929
Term Loan, 9.914%, 3M TSFR + 4.500%, 08/31/28	2,356,397	2,309,269

		15,770,013

Software—1.0%
Athenahealth Group, Inc.
Delayed Draw Term Loan, 02/15/29 (j)	88,832	85,199
Term Loan B, 8.589%, 1M TSFR + 3.500%, 02/15/29	721,278	691,783
Cloudera, Inc. 2nd Lien Term Loan, 11.084%, 1M TSFR + 6.000%, 10/08/29	1,090,000	991,900
DCert Buyer, Inc.
2nd Lien Term Loan, 12.264%, 3M TSFR + 7.000%, 02/19/29	8,990,000	8,418,757
Term Loan B, 9.264%, 3M TSFR + 4.000%, 10/16/26	4,259,391	4,236,765
MRI Software LLC
2020 Term Loan B, 10.842%, 3M TSFR + 5.500%, 02/10/26	1,616,948	1,552,270
Term Loan, 11.038%, 3M LIBOR + 5.500%, 02/10/26	929,927	904,354
Planview Parent, Inc. Term Loan, 9.504%, 3M TSFR + 4.000%, 12/17/27	4,259,891	4,058,876
Rackspace Technology Global, Inc. Term Loan B, 7.996%, 1M TSFR + 2.750%, 02/15/28	1,431,894	665,473

		21,605,377

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Floating Rate Loans (h)—(Continued)

Security Description	Principal Amount*	Value

Telecommunications—0.2%
Global Tel*Link Corp. 1st Lien Term Loan, 9.453%, 1M TSFR + 4.250%, 11/29/25	4,118,492	$3,819,045

Transportation—0.1%
Worldwide Express Operations LLC 1st Lien Term Loan, 9.504%, 3M TSFR + 4.000%, 07/26/28	2,713,128	2,580,439

Total Floating Rate Loans (Cost $321,659,343)		293,154,912

Asset-Backed Securities—10.1%

Asset-Backed - Automobile—0.3%
Avis Budget Rental Car Funding AESOP LLC 3.710%, 08/20/27 (144A)	7,750,000	6,543,404

Asset-Backed - Home Equity—0.2%
Bear Stearns Asset-Backed Securities Trust 5.890%, 1M LIBOR + 0.740%, 01/25/34 (b)	8,770	8,240
WaMu Asset-Backed Certificates Trust 5.320%, 1M LIBOR + 0.170%, 07/25/47 (b)	6,742,861	4,619,247

		4,627,487

Asset-Backed - Manufactured Housing—0.1%
Origen Manufactured Housing Contract Trust
6.769%, 10/15/37 (b)	338,904	305,403
7.644%, 04/15/37 (b)	344,689	316,798
UCFC Manufactured Housing Contract 7.095%, 04/15/29 (b)	1,112,676	956,128

		1,578,329

Asset-Backed - Other—9.0%
AB BSL CLO 4, Ltd. 6.957%, 3M TSFR + 2.000%, 04/20/36 (144A) (b)	1,200,000	1,204,750
AMMC CLO 20, Ltd. 11.070%, 3M LIBOR + 5.810%, 04/17/29 (144A) (b)	6,300,000	6,202,224
Apidos CLO XXII 12.000%, 3M LIBOR + 6.750%, 04/20/31 (144A) (b)	5,490,000	5,099,925
Applebee’s Funding LLC / IHOP Funding LLC 7.824%, 03/05/53 (144A)	3,150,000	3,099,112
Bain Capital Credit CLO, Ltd. 6.573%, 3M TSFR + 1.830%, 04/16/36 (144A) (b)	5,520,000	5,520,756
Barings CLO, Ltd. 10.930%, 3M LIBOR + 5.680%, 01/20/32 (144A) (b)	5,740,000	4,988,938
Bear Stearns Asset-Backed Securities Trust 6.000%, 10/25/36	991,375	453,594
Benefit Street Partners CLO IV, Ltd. 8.850%, 3M LIBOR + 3.600%, 01/20/32 (144A) (b)	3,120,000	2,972,390
Buckhorn Park CLO, Ltd. 6.382%, 3M LIBOR + 1.120%, 07/18/34 (144A) (b)	5,890,000	5,787,125
Canyon Capital CLO, Ltd. 11.670%, 3M LIBOR + 6.410%, 04/15/34 (144A) (b)	750,000	660,327
Carlyle Global Market Strategies CLO, Ltd. 6.371%, 3M LIBOR + 1.050%, 05/15/31 (144A) (b)	9,007,081	8,907,129
Carlyle U.S. CLO, Ltd. 8.950%, 3M LIBOR + 3.700%, 07/20/31 (144A) (b)	8,500,000	7,433,955

Asset-Backed - Other—(Continued)
CarVal CLO VII-C, Ltd. 6.884%, 3M TSFR + 2.200%, 01/20/35 (144A) (b)	5,900,000	5,902,507
Catskill Park CLO, Ltd. 11.250%, 3M LIBOR + 6.000%, 04/20/29 (144A) (b)	7,600,000	6,425,139
Cook Park CLO, Ltd. 10.660%, 3M LIBOR + 5.400%, 04/17/30 (144A) (b)	750,000	581,564
CWHEQ Revolving Home Equity Loan Resecuritization Trust 5.493%, 1M LIBOR + 0.300%, 12/15/33 (144A) (b)	14,816	14,788
Dividend Solar Loans LLC 3.670%, 08/22/39 (144A)	2,693,178	2,335,691
Driven Brands Funding, LLC 4.641%, 04/20/49 (144A)	1,915,000	1,798,313
Dryden 43 Senior Loan Fund 11.650%, 3M LIBOR + 6.400%, 04/20/34 (144A) (b)	2,790,000	2,377,041
Dryden 75 CLO, Ltd. 11.860%, 3M LIBOR + 6.600%, 04/15/34 (144A) (b)	7,200,000	6,413,760
FNA VI LLC 1.350%, 01/10/32 (144A)	811,749	733,549
Fortress Credit BSL XII, Ltd. 12.390%, 3M LIBOR + 7.130%, 10/15/34 (144A) (b)	2,250,000	1,947,186
Golub Capital Partners CLO 53B, Ltd. 11.950%, 3M LIBOR + 6.700%, 07/20/34 (144A) (b)	3,640,000	3,312,484
Golub Capital Partners CLO 66B, Ltd. 6.926%, 3M TSFR + 1.950%, 04/25/36 (144A) (b)	1,210,000	1,208,115
Greenwood Park CLO, Ltd. 10.210%, 3M LIBOR + 4.950%, 04/15/31 (144A) (b)	7,380,000	5,938,797
Greywolf CLO IV, Ltd. 8.896%, 3M TSFR + 3.910%, 04/17/34 (144A) (b)	4,090,000	3,780,391
Halsey Point CLO I, Ltd. 13.450%, 3M LIBOR + 8.200%, 01/20/33 (144A) (b)	2,770,000	2,337,941
Kestrel Aircraft Funding, Ltd. 4.250%, 12/15/38 (144A)	1,829,366	1,569,304
LFS 2023A LLC 8.250%, 07/15/35 (144A)	1,000,000	965,722
Long Beach Mortgage Loan Trust 5.683%, 1M LIBOR + 0.520%, 01/21/31 (b)	3,892	3,837
Marathon CLO 14, Ltd. 8.550%, 3M LIBOR + 3.300%, 01/20/33 (144A) (b)	2,950,000	2,859,158
Midocean Credit CLO VII 9.140%, 3M LIBOR + 3.880%, 07/15/29 (144A) (b)	4,000,000	3,607,568
MKS CLO Ltd. 7.900%, 3M LIBOR + 2.650%, 01/20/31 (144A) (b)	4,000,000	3,617,108
Neuberger Berman Loan Advisers CLO 44, Ltd. 11.260%, 3M LIBOR + 6.000%, 10/16/34 (144A) (b)	3,560,000	3,288,902
Oaktree CLO, Ltd. 9.073%, 3M LIBOR + 3.800%, 04/22/30 (144A) (b)	5,300,000	4,716,814
Ocean Trails CLO X 12.830%, 3M LIBOR + 7.570%, 10/15/34 (144A) (b)	5,290,000	4,676,709
Ocean Trails CLO XIV, Ltd. 6.780%, 3M TSFR + 2.000%, 01/20/35 (144A) (b)	5,190,000	5,183,134
Palmer Square Loan Funding, Ltd. 10.386%, 3M TSFR + 5.400%, 04/15/31 (144A) (b)	5,270,000	5,287,217
Peace Park CLO, Ltd. 11.250%, 3M LIBOR + 6.000%, 10/20/34 (144A) (b)	2,250,000	2,035,100
Pioneer Aircraft Finance, Ltd. 3.967%, 06/15/44 (144A)	2,642,192	2,293,317

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Asset-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Asset-Backed - Other—(Continued)
RR 18, Ltd. 11.510%, 3M LIBOR + 6.250%, 10/15/34 (144A) (b)	7,070,000	$6,679,397
Saranac CLO III, Ltd. 8.770%, 3M LIBOR + 3.250%, 06/22/30 (144A) (b)	4,652,501	4,068,170
Sculptor CLO XXVI, Ltd. 12.500%, 3M LIBOR + 7.250%, 07/20/34 (144A) (b)	4,370,000	3,895,711
Structured Asset Securities Corp. Mortgage Loan Trust 5.370%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	2,540,034	56,837
Sycamore Tree CLO, Ltd. 7.237%, 3M TSFR + 2.330%, 04/20/35 (144A) (b)	5,830,000	5,842,377
Symphony CLO XIX, Ltd.
6.220%, 3M LIBOR + 0.960%, 04/16/31 (144A) (b)	2,250,000	2,222,010
10.460%, 3M LIBOR + 5.200%, 04/16/31 (144A) (b)	1,890,000	1,588,433
Symphony CLO, Ltd. 6.546%, 3M TSFR + 2.300%, 10/20/34 (144A) † (b)	5,060,000	5,062,484
TCI-Symphony CLO, Ltd.
8.342%, 3M LIBOR + 3.100%, 10/13/32 (144A) (b)	1,720,000	1,593,011
11.992%, 3M LIBOR + 6.750%, 10/13/32 (144A) (b)	7,640,000	6,523,361
Thrust Engine Leasing Trust 4.163%, 07/15/40 (144A)	1,448,147	1,215,039
TSTAT, Ltd. 9.313%, 3M TSFR + 4.800%, 01/20/31 (144A) (b)	3,550,000	3,599,033
Voya CLO, Ltd. 12.200%, 3M LIBOR + 6.950%, 04/20/34 (144A) (b)	2,360,000	2,164,778
Whitebox CLO IV, Ltd. 6.930%, 3M TSFR + 2.150%, 04/20/36 (144A) (b)	6,220,000	6,229,199
Whitehorse XII, Ltd. 8.910%, 3M LIBOR + 3.650%, 10/15/31 (144A) (b)	6,180,000	5,790,425
Z Capital Credit Partners CLO, Ltd. 9.460%, 3M LIBOR + 4.200%, 07/15/33 (144A) (b)	4,290,000	3,906,157

		197,977,803

Asset-Backed - Student Loan—0.5%
College Avenue Student Loans LLC 6.060%, 05/25/55 (144A)	2,558,000	2,499,304
Educational Funding Co. LLC 5.605%, 3M LIBOR + 0.350%, 04/25/33 (144A) (b)	3,020,154	2,088,668
National Collegiate Student Loan Trust 5.440%, 1M LIBOR + 0.290%, 01/25/33 (b)	2,270,258	2,084,800
SMB Private Education Loan Trust 3.860%, 01/15/53 (144A)	5,839,707	5,313,235

		11,986,007

Total Asset-Backed Securities (Cost $238,848,120)		222,713,030

Mortgage-Backed Securities—9.2%

Collateralized Mortgage Obligations—6.0%
Alternative Loan Trust
5.019%, 08/25/37 (b)	1,875,723	918,329
5.609%, -2.2 x 1M LIBOR + 16.940%, 06/25/35 (b)	750,025	588,673
5.750%, 01/25/37	1,377,066	746,877
6.000%, 01/25/37	1,161,685	788,183

Collateralized Mortgage Obligations—(Continued)
Alternative Loan Trust
7.998%, -4 x 1M LIBOR + 28.600%, 07/25/36 (b)	1,463,359	1,293,948
8.097%, -6 x 1M LIBOR + 39.000%, 08/25/37 (b)	589,042	660,287
Angel Oak Mortgage Trust 4.153%, 01/25/67 (144A) (b)	3,921,274	3,398,295
Banc of America Funding Trust
3.273%, 02/27/37 (144A) (b)	16,310,663	13,758,834
3.733%, 1M LIBOR + 0.165%, 09/29/36 (144A) (b)	20,962,992	15,691,318
4.090%, 03/27/36 (144A) (b)	4,173,377	3,319,544
7.452%, 01/27/30 (144A) (b)	22,826,574	7,639,666
Banc of America Mortgage Trust 4.004%, 09/25/35 (b)	23,398	20,302
BCAP LLC Trust 3.887%, 05/26/47 (144A) (b)	2,798,635	2,498,160
Bear Stearns Asset-Backed Securities Trust 13.933%, -4.3 x 1M LIBOR + 36.250%, 07/25/36 (b)	179,702	213,438
BRAVO Residential Funding Trust
3.125%, 01/29/70 (144A) (f)	5,726,485	5,098,550
6.435%, 05/25/63 (144A)	4,120,000	4,107,806
CIM Trust 5.000%, 05/25/62 (144A)	4,431,519	4,292,698
Citigroup Mortgage Loan Trust, Inc. 6.170%, 09/25/62 (144A) (f)	4,517,867	4,435,021
Countrywide Home Loan Reperforming Loan REMIC Trust 1.113%, 03/25/35 (144A) † (b) (k)	1,946,513	80,377
CSMC Mortgage-Backed Trust 2.198%, -5.5 x 1M LIBOR + 30.525%, 02/25/36 (b)	477,408	433,005
CSMC Trust
1.796%, 12/27/60 (144A) (b)	1,853,179	1,708,418
2.000%, 10/25/60 (144A) (b)	1,051,168	907,706
3.937%, 09/27/60 (144A)	5,360,000	4,800,688
GreenPoint Mortgage Funding Trust 5.590%, 1M LIBOR + 0.440%, 06/25/45 (b)	555,545	515,483
GSMPS Mortgage Loan Trust 5.550%, 1M LIBOR + 0.400%, 04/25/36 (144A) (b)	750,166	612,479
HarborView Mortgage Loan Trust 6.150%, 1M LIBOR + 2.000%, 10/25/37 (b)	570,326	525,261
IndyMac INDX Mortgage Loan Trust 5.870%, 1M LIBOR + 0.720%, 01/25/35 (b)	492,265	352,525
JPMorgan Mortgage Trust 6.500%, 01/25/36	61,516	33,632
Legacy Mortgage Asset Trust
3.250%, 06/25/60 (144A) (f)	2,029,871	1,990,967
3.844%, 10/25/66 (144A) (f)	2,770,000	2,426,214
Lehman XS Trust 5.550%, 1M LIBOR + 0.400%, 08/25/46 (b)	802,915	732,973
MASTR Seasoned Securitization Trust 4.590%, 10/25/32 (b)	40,879	40,164
Merrill Lynch Mortgage Investors Trust
4.459%, 08/25/33 (b)	180,476	164,279
4.613%, 05/25/34 (b)	26,986	24,154
Morgan Stanley Mortgage Loan Trust 5.470%, 1M LIBOR + 0.320%, 01/25/35 (b)	235,115	207,884
New Residential Mortgage Loan Trust
3.500%, 12/25/57 (144A) (b)	2,860,000	2,317,817

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
New Residential Mortgage Loan Trust
3.500%, 12/25/58 (144A) (b)	2,771,085	$2,534,543
3.750%, 11/25/58 (144A) (b)	3,475,589	3,183,681
4.250%, 09/25/56 (144A) (b)	5,330,041	4,936,652
NovaStar Mortgage Funding Trust 0.440%, 1M LIBOR + 0.380%, 09/25/46 (b)	211,484	201,966
OBX Trust 5.949%, 02/25/63 (144A)	1,086,184	1,076,072
Prime Mortgage Trust 5.500%, 05/25/35 (144A)	23,741	23,600
PRKCM Trust 7.304%, 02/25/58 (144A) (f)	5,465,894	5,447,888
RBSGC Mortgage Loan Trust 5.600%, 1M LIBOR + 0.450%, 01/25/37 (b)	344,775	111,951
Residential Accredit Loans, Inc. Trust 5.091%, 11/25/37 (b)	1,842,339	1,527,510
Residential Asset Securitization Trust 5.750%, 02/25/36	728,004	668,866
Residential Mortgage Loan Trust 2.508%, 05/25/60 (144A) (b)	2,980,000	2,773,987
Seasoned Credit Risk Transfer Trust
4.000%, 07/25/56 (b)	3,426,896	3,370,566
4.250%, 05/25/60 (144A) (b)	4,710,000	3,960,003
Sequoia Mortgage Trust
3.724%, 07/25/45 (144A) (b)	4,178	3,918
6.105%, 6M LIBOR + 0.680%, 06/20/33 (b)	34,911	33,044
Structured Adjustable Rate Mortgage Loan Trust
3.665%, 09/25/35 (b)	300,216	218,660
5.462%, 01/25/35 (b)	104,599	99,446
6.670%, 1M LIBOR + 1.500%, 09/25/37 (b)	1,685,968	1,563,110
Structured Asset Mortgage Investments Trust
5.570%, 1M LIBOR + 0.420%, 05/25/46 (b)	99,093	66,178
5.710%, 1M LIBOR + 0.560%, 02/25/36 (b)	1,275,003	1,067,316
Towd Point Mortgage Trust
3.547%, 06/25/57 (144A) (b)	2,900,000	2,242,233
7.400%, 1M LIBOR + 2.250%, 05/25/58 (144A) (b)	1,220,000	1,203,846
Verus Securitization Trust 4.910%, 06/25/67 (144A) (f)	3,160,213	3,020,143
WaMu Mortgage Pass-Through Certificates Trust
1.530%, 1M LIBOR + 6.680%, 04/25/37 (b) (k)	6,757,970	1,046,245
3.715%, 09/25/36 (b)	241,676	213,225
4.239%, 08/25/33 (b)	402,586	385,948
4.774%, 12M MTA + 0.798%, 03/25/47 (b)	791,654	691,993
5.690%, 1M LIBOR + 0.540%, 12/25/45 (b)	156,465	150,551
6.110%, 1M LIBOR + 0.960%, 12/25/45 (b)	5,217,707	3,385,932

		132,553,028

Commercial Mortgage-Backed Securities—3.2%
BAMLL Re-REMIC Trust 5.814%, 08/10/45 (144A) (b)	5,634,718	1,155,117
Benchmark Mortgage Trust 5.812%, 05/15/55	1,120,000	1,124,474
BFLD Trust 9.393%, 1M LIBOR + 4.200%, 10/15/35 (144A) (b)	2,960,000	606,800
BX Commercial Mortgage Trust
3.667%, 03/11/44 (144A) (b)	9,066,697	7,033,337

Commercial Mortgage-Backed Securities—(Continued)
CFK Trust 3.573%, 03/15/39 (144A) (b)	4,800,000	3,723,496
Citigroup Commercial Mortgage Trust
3.110%, 04/10/48 (144A)	1,750,000	1,404,191
3.225%, 09/15/48 (144A)	2,000,000	1,554,275
4.575%, 07/10/47 (b)	1,210,000	1,079,097
6.015%, 06/10/28 (144A)	1,120,000	1,117,865
Credit Suisse Commercial Mortgage Trust 12.543%, 1M LIBOR + 7.350%, 07/15/32 (144A) (b)	6,285,000	5,697,093
Credit Suisse Mortgage Capital Certificates 7.843%, 1M LIBOR + 2.650%, 05/15/36 (144A) (b)	10,593,644	10,349,110
Credit Suisse Mortgage Capital LLC 4.373%, 09/15/37 (144A)	6,620,000	3,576,515
Credit Suisse Mortgage Trust 3.160%, 12/15/41 (144A)	7,420,000	6,219,664
GS Mortgage Securities Corp. Trust 7.694%, 1M LIBOR + 2.500%, 05/15/26 (144A) (b)	1,540,000	1,079,410
GS Mortgage Securities Trust 3.384%, 05/10/50	4,000,000	3,140,750
JPMorgan Chase Commercial Mortgage Securities Trust
6.735%, 02/15/51 (b)	88,158	77,358
9.459%, 1M LIBOR + 4.265%, 11/15/38 (144A) (b)	3,760,000	3,515,351
MHC Trust 7.212%, 1M TSFR + 2.064%, 05/15/38 (144A) (b)	5,620,000	5,422,471
ML-CFC Commercial Mortgage Trust
5.450%, 08/12/48 (b)	188,455	45,883
5.450%, 08/12/48 (144A) (b)	21,563	5,250
6.193%, 09/12/49 (b)	40,057	38,815
6.222%, 09/12/49 (b)	55,358	53,636
MSWF Commercial Mortgage Trust 5.472%, 05/15/56	2,210,000	2,210,533
Multifamily Trust 2.460%, 04/25/46 (144A) (b)	2,370,524	2,367,557
SMR Mortgage Trust 11.147%, 1M TSFR + 6.000%, 02/15/39 (144A) (b)	2,755,343	2,557,152
Soho Trust 2.787%, 08/10/38 (144A) (b)	3,330,000	2,110,594
UBS Commercial Mortgage Trust 3.418%, 12/15/50	1,188,546	1,094,843
Waikiki Beach Hotel Trust 7.223%, 1M LIBOR + 2.030%, 12/15/33 (144A) (b)	1,860,000	1,786,762
Waterfall Commercial Mortgage Trust 4.104%, 09/14/22 (144A) † (b)	177,543	168,100

		70,315,499

Total Mortgage-Backed Securities (Cost $227,202,787)		202,868,527

U.S. Treasury & Government Agencies—7.3%

Agency Sponsored Mortgage - Backed—7.3%
Connecticut Avenue Securities Trust (CMO)
7.250%, 1M LIBOR + 2.100%, 10/25/39 (144A) (b)	255,018	255,416
8.167%, SOFR30A + 3.100%, 10/25/41 (144A) (b)	7,990,000	7,882,889
8.550%, 1M LIBOR + 3.400%, 10/25/39 (144A) (b)	11,030,000	11,112,725
8.700%, 1M LIBOR + 3.550%, 07/25/30 (b)	6,050,000	6,369,860

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage - Backed—(Continued)
Connecticut Avenue Securities Trust (CMO)
9.250%, 1M LIBOR + 4.100%, 07/25/39 (144A) (b)	3,584,275	$3,681,002
9.500%, 1M LIBOR + 4.350%, 04/25/31 (144A) (b)	5,000,000	5,315,330
Fannie Mae 15 Yr. Pool 2.000%, 07/01/36	4,145,962	3,676,159
Fannie Mae 20 Yr. Pool
2.000%, 08/01/41	4,227,872	3,586,704
2.500%, 07/01/41	2,406,664	2,103,427
Fannie Mae 30 Yr. Pool
2.000%, 08/01/51	2,613,567	2,162,757
2.000%, 10/01/51	12,839,232	10,577,231
2.500%, 04/01/51	7,970,514	6,800,599
2.500%, 09/01/51	344,516	296,897
2.500%, 10/01/51	1,527,135	1,309,623
2.500%, 03/01/52	5,122,592	4,377,739
3.000%, 06/01/51	14,899,231	13,148,816
3.500%, 08/01/45	16,704,211	15,538,583
4.000%, 03/01/52	4,085,053	3,840,065
4.500%, 04/01/48	1,062,001	1,042,180
4.500%, 04/01/49	43,479	42,520
4.500%, 10/01/49	23,948	23,457
4.500%, 08/01/58	75,843	73,299
7.000%, 05/01/26	254	252
7.000%, 07/01/30	169	168
7.000%, 07/01/31	853	854
7.000%, 09/01/31	695	690
7.000%, 10/01/31	823	812
7.000%, 11/01/31	12,856	12,826
7.000%, 01/01/32	4,117	4,072
7.500%, 01/01/30	178	183
7.500%, 02/01/30	199	198
7.500%, 06/01/30	25	25
7.500%, 08/01/30	51	50
7.500%, 09/01/30	254	257
7.500%, 10/01/30	5	5
7.500%, 11/01/30	6,657	6,650
7.500%, 02/01/31	473	471
8.000%, 08/01/27	63	62
8.000%, 07/01/30	180	188
8.000%, 09/01/30	275	275
Fannie Mae REMICS (CMO)
4.500%, 06/25/29	24,759	24,277
5.500%, 1M LIBOR + 0.350%, 05/25/34 (b)	34,817	34,551
Freddie Mac 20 Yr. Pool
1.500%, 05/01/41	757,531	615,640
1.500%, 07/01/41	598,614	485,928
3.000%, 06/01/35	2,565,369	2,389,818
Freddie Mac 30 Yr. Gold Pool 7.000%, 03/01/39	34,583	36,932
Freddie Mac 30 Yr. Pool
2.000%, 09/01/51	10,278,090	8,427,197
4.000%, 07/01/49	5,871,609	5,598,271
4.500%, 02/01/47	1,571,588	1,538,497
Freddie Mac STACR REMIC Trust (CMO)
7.450%, 1M LIBOR + 2.300%, 01/25/50 (144A) (b)	2,210,000	2,209,991
8.067%, SOFR30A + 3.000%, 12/25/50 (144A) (b)	8,290,000	8,171,320

Agency Sponsored Mortgage - Backed—(Continued)
Freddie Mac STACR REMIC Trust (CMO)
8.117%, SOFR30A + 3.050%, 01/25/34 (144A) (b)	4,750,000	4,667,152
10.250%, 1M LIBOR + 5.100%, 06/25/50 (144A) (b)	4,298,727	4,626,505
FREMF Mortgage Trust 11.441%, SOFR30A + 6.400%, 07/25/31 (144A) (b)	2,699,449	2,680,755
Ginnie Mae I 30 Yr. Pool
5.500%, 01/15/34	16,493	16,733
5.500%, 04/15/34	4,797	4,895
5.500%, 07/15/34	26,804	27,321
5.500%, 10/15/34	27,785	27,965
5.750%, 10/15/38	23,185	23,522
6.000%, 02/15/33	608	632
6.000%, 03/15/33	1,890	1,943
6.000%, 06/15/33	1,153	1,178
6.000%, 07/15/33	2,598	2,643
6.000%, 09/15/33	999	1,010
6.000%, 10/15/33	1,001	1,013
6.500%, 03/15/29	370	378
6.500%, 02/15/32	259	266
6.500%, 03/15/32	233	239
6.500%, 11/15/32	501	512
Ginnie Mae II 30 Yr. Pool
2.000%, 07/20/51	2,489,503	2,099,292
2.500%, 03/20/51	2,778,969	2,415,840
2.500%, 05/20/51	313,821	267,070
3.500%, 12/20/50	2,675,082	2,491,000
4.500%, 11/20/50	1,047,882	1,011,501
4.500%, 12/20/50	177,678	173,554
5.500%, 03/20/34	2,638	2,697
6.000%, 05/20/32	3,508	3,626
6.000%, 11/20/33	4,245	4,404
Government National Mortgage Association
0.026%, 04/16/52 (b) (k)	1,956,220	20
0.079%, 03/16/47 (b) (k)	270,556	161
0.593%, 07/16/58 (b) (k)	1,024,621	27,820
Government National Mortgage Association (CMO) 3.000%, 04/20/41	18,396	18,188
Multifamily Connecticut Avenue Securities Trust (CMO)
8.400%, 1M LIBOR + 3.250%, 10/25/49 (144A) (b)	2,673,652	2,580,074
8.900%, 1M LIBOR + 3.750%, 03/25/50 (144A) (b)	3,930,000	3,764,155

Total U.S. Treasury & Government Agencies (Cost $172,582,275)		159,721,802

Foreign Government—3.0%

Municipal—0.1%
Ciudad Autonoma De Buenos Aires 7.500%, 06/01/27	3,520,000	3,291,200

Regional Government—0.6%
Provincia de Buenos Aires 5.250%, 09/01/37 (144A) (f)	24,455,990	9,293,277
Provincia de Cordoba 6.990%, 06/01/27 (144A) (f)	5,515,415	3,750,482

		13,043,759

See accompanying notes to financial statements.

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Foreign Government—(Continued)

Security Description	Principal Amount*	Value

Sovereign—2.3%
Angolan Government International Bond 8.750%, 04/14/32 (144A)	1,520,000	$1,276,420
Bahamas Government International Bond 5.750%, 01/16/24 (144A)	2,570,000	2,499,119
Brazilian Government International Bond 6.000%, 04/07/26 (a)	2,970,000	3,037,223
Dominican Republic International Bonds
4.875%, 09/23/32	4,020,000	3,416,574
5.500%, 02/22/29 (144A) (a)	2,100,000	1,962,287
Gabon Government International Bond 7.000%, 11/24/31 (144A)	2,600,000	2,060,760
Indonesia Treasury Bonds
6.500%, 02/15/31 (IDR)	9,599,000,000	645,084
7.000%, 05/15/27 (IDR)	223,092,000,000	15,389,181
8.375%, 09/15/26 (IDR)	66,608,000,000	4,753,757
Ivory Coast Government International Bond 4.875%, 01/30/32 (144A) (EUR)	1,630,000	1,381,767
Jordan Government International Bond 7.750%, 01/15/28 (144A)	5,480,000	5,573,598
Mexico Government International Bond 4.125%, 01/21/26 (a)	4,280,000	4,198,046
Panama Government International Bond 4.500%, 04/01/56	2,700,000	2,022,903
Peruvian Government International Bond 2.783%, 01/23/31 (a)	2,530,000	2,162,796

		50,379,515

Total Foreign Government (Cost $68,377,905)		66,714,474

Convertible Preferred Stocks—0.8%

Banks—0.3%
Wells Fargo & Co., Series L 7.500%	4,965	5,719,680

Pipelines—0.5%
MPLX L.P. - Series A 9.539% (d) (e) (f)	329,615	10,824,277

Total Convertible Preferred Stocks (Cost $16,310,779)		16,543,957

Convertible Bonds—0.4%

Entertainment—0.2%
DraftKings Holdings, Inc. Zero Coupon, 03/15/28	6,160,000	4,595,360

Media—0.2%
Dish Network Corp. Zero Coupon, 12/15/25	7,800,000	4,124,640

Total Convertible Bonds (Cost $10,200,653)		8,720,000

Common Stocks—0.1%
Security Description	Principal Amount*	Value

Automobile Components—0.0%
Lear Corp.	399	57,277

Chemicals—0.0%
LyondellBasell Industries NV - Class A	23	2,108

Commercial Services—0.0%
Ascent Capital Group, Inc. - Class A (l)	1,399,556	27,991

Media—0.0%
Cengage Learning, Inc. (l)	10,995	120,945

Oil, Gas & Consumable Fuels—0.1%
Berry Corp. (a)	170,615	1,173,831

Total Common Stocks (Cost $2,222,896)		1,382,152

Municipals—0.0%
Virginia Housing Development Authority 6.000%, 06/25/34 (Cost $278,563)	281,330	276,237

Escrow Shares—0.0%

Forest Products & Paper—0.0%
Sino-Forest Corp. (d) (e) (l)	500,000	0
Sino-Forest Corp. (d) (e) (l)	1,246,000	0

Total Escrow Shares (Cost $0)		0

Short-Term Investment—0.3%

Repurchase Agreement—0.3%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $7,526,329; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $7,675,460.	7,524,887	7,524,887

Total Short-Term Investments (Cost $7,524,887)		7,524,887

Securities Lending Reinvestments (m)—18.2%

Certificates of Deposit—5.2%
Bank of America N.A. 5.440%, FEDEFF PRV + 0.370%, 11/17/23 (b)	3,000,000	2,999,913
Bank of Montreal 5.850%, SOFR + 0.790%, 11/08/23 (b)	2,000,000	2,003,524
Bank of Nova Scotia 5.740%, SOFR + 0.680%, 08/16/23 (b)	2,000,000	2,001,086
Barclays Bank plc 5.550%, 09/22/23	2,000,000	1,999,654
BNP Paribas S.A.
5.260%, SOFR + 0.200%, 09/18/23 (b)	2,000,000	2,000,000

See accompanying notes to financial statements.

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Securities Lending Reinvestments (m)—(Continued)

Security Description	Principal Amount*	Value

Certificates of Deposit—(Continued)
BNP Paribas S.A.
5.310%, SOFR + 0.250%, 09/08/23 (b)	5,000,000	$5,000,000
5.510%, SOFR + 0.450%, 10/10/23 (b)	6,000,000	6,000,000
Canadian Imperial Bank of Commerce (NY)
5.440%, SOFR + 0.380%, 12/12/23 (b)	2,000,000	1,999,902
5.460%, SOFR + 0.400%, 10/13/23 (b)	5,000,000	5,001,285
Cooperatieve Rabobank UA 5.590%, SOFR + 0.530%, 07/07/23 (b)	4,000,000	4,000,296
Credit Agricole Corporate & Investment Bank 5.390%, 08/01/23	5,000,000	5,000,490
Credit Industriel et Commercial 5.260%, SOFR + 0.200%, 12/01/23 (b)	7,000,000	6,994,967
Mitsubishi UFJ Trust and Banking Corp.
Zero Coupon, 07/20/23	1,000,000	997,130
Zero Coupon, 08/17/23	1,000,000	992,950
Zero Coupon, 08/18/23	1,000,000	992,800
5.230%, SOFR + 0.170%, 09/06/23 (b)	6,000,000	5,998,206
Mizuho Bank, Ltd. 5.380%, SOFR + 0.320%, 07/14/23 (b)	5,000,000	5,000,160
MUFG Bank, Ltd. (NY)
5.240%, SOFR + 0.180%, 08/28/23 (b)	2,000,000	1,999,670
5.260%, SOFR + 0.200%, 08/21/23 (b)	2,000,000	1,999,784
5.280%, SOFR + 0.220%, 08/14/23 (b)	3,000,000	2,999,820
Nordea Bank Abp 5.410%, SOFR + 0.350%, 10/23/23 (b)	6,000,000	6,000,930
Oversea-Chinese Banking Corp., Ltd. 5.300%, SOFR + 0.240%, 08/08/23 (b)	3,000,000	3,000,081
Rabobank International 5.380%, SOFR + 0.320%, 07/12/23 (b)	1,000,000	1,000,023
Royal Bank of Canada 5.450%, FEDEFF PRV + 0.380%, 11/27/23 (b)	5,000,000	5,001,380
State Street Bank and Trust Co. 5.740%, SOFR + 0.680%, 07/14/23 (b)	2,000,000	2,000,360
Sumitomo Mitsui Banking Corp. 5.340%, SOFR + 0.280%, 07/17/23 (b)	3,000,000	3,000,063
Sumitomo Mitsui Trust Bank, Ltd.
Zero Coupon, 09/08/23	3,000,000	2,968,590
5.380%, SOFR + 0.320%, 07/20/23 (b)	2,000,000	2,000,094
Svenska Handelsbanken AB
5.290%, SOFR + 0.230%, 08/08/23 (b)	5,000,000	5,000,310
5.350%, SOFR + 0.290%,, 07/18/23 (b)	5,000,000	5,000,365
5.400%, SOFR + 0.340%, 10/31/23 (b)	5,000,000	5,001,345
Toronto-Dominion Bank (The)
5.470%, FEDEFF PRV + 0.400%, 02/13/24 (b)	5,000,000	5,000,715
5.520%, FEDEFF PRV + 0.450%, 10/13/23 (b)	4,000,000	4,000,864

		114,956,757

Commercial Paper—2.1%
Bank of Montreal 5.280%, 08/07/23	5,000,000	4,971,580
Bedford Row Funding Corp. 5.300%, SOFR + 0.240%, 07/19/23 (b)	5,000,000	5,000,070
ING U.S. Funding LLC 5.780%, SOFR + 0.720%, 08/04/23 (b)	4,000,000	4,001,892

Commercial Paper—(Continued)
La Banque Postale S.A. 5.250%, SOFR + 0.190%, 09/13/23 (b)	5,000,000	5,000,000
National Australia Bank, Ltd. 5.410%, SOFR + 0.350%, 12/05/23 (b)	5,000,000	4,999,340
Old Line Funding LLC 5.370%, SOFR + 0.310%, 08/30/23 (b)	3,000,000	3,000,099
Skandinaviska Enskilda Banken AB
5.330%, SOFR + 0.270%, 08/25/23 (b)	2,000,000	2,000,122
5.420%, SOFR + 0.360%, 11/15/23 (b)	7,000,000	7,001,036
5.440%, SOFR + 0.380%, 12/15/23 (b)	5,000,000	4,999,750
UBS AG 5.340%, SOFR + 0.280%, 11/27/23 (b)	5,000,000	5,000,000

		45,973,889

Repurchase Agreements—8.5%
Citigroup Global Markets, Inc.
Repurchase Agreement dated 06/30/23 at 5.370%, due on 08/04/23 with a maturity value of $3,015,663; collateralized by U.S. Treasury Obligations with rates ranging from 1.500% - 3.750%, maturity dates ranging from 08/15/28 - 05/15/33, and various Common Stock with an aggregate market value of $3,253,682.	3,000,000	3,000,000
Repurchase Agreement dated 06/30/23 at 5.620%, due on 01/02/24 with a maturity value of $10,290,367; collateralized by various Common Stock with an aggregate market value of $11,000,001.	10,000,000	10,000,000
National Bank Financial, Inc. Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/03/23 with a maturity value of $10,765,358; collateralized by U.S. Treasury Obligations with rates ranging from 0.125% - 3.875%, maturity dates ranging from 04/30/26 - 07/15/30, and an aggregate market value of $11,003,571.	10,760,811	10,760,811
National Bank of Canada
Repurchase Agreement dated 06/30/23 at 5.070%, due on 07/07/23 with a maturity value of $22,321,984; collateralized by U.S. Treasury Obligations with rates ranging from 0.000% - 5.250%, maturity dates ranging from 07/13/23 - 02/15/53, and an aggregate market value of $22,851,099.	22,300,000	22,300,000
Repurchase Agreement dated 06/30/23 at 5.200%, due on 07/07/23 with a maturity value of $50,050,556; collateralized by various Common Stock with an aggregate market value of $55,795,942.	50,000,000	50,000,000
NBC Global Finance Ltd. Repurchase Agreement dated 06/30/23 at 5.210%, due on 07/03/23 with a maturity value of $15,006,513; collateralized by various Common Stock with an aggregate market value of $16,676,306.	15,000,000	15,000,000
Royal Bank of Canada Toronto Repurchase Agreement dated 06/30/23 at 5.290%, due on 08/04/23 with a maturity value of $15,077,146; collateralized by various Common Stock with an aggregate market value of $16,669,111.	15,000,000	15,000,000

See accompanying notes to financial statements.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Securities Lending Reinvestments (m)—(Continued)

Security Description	Shares/ Principal Amount*	Value

Repurchase Agreements—(Continued)
Societe Generale
Repurchase Agreement dated 06/30/23 at 5.160%, due on 07/03/23 with a maturity value of $3,201,376; collateralized by various Common Stock with an aggregate market value of $3,563,959.	3,200,000	$3,200,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/03/23 with a maturity value of $39,016,803; collateralized by various Common Stock with an aggregate market value of $43,409,601..	39,000,000	39,000,000
Repurchase Agreement dated 06/30/23 at 5.170%, due on 07/07/23 with a maturity value of $10,660,706; collateralized by various Common Stock with an aggregate market value of $11,861,300.	10,650,000	10,650,000
TD Prime Services LLC Repurchase Agreement dated 06/30/23 at 5.150%, due on 07/03/23 with a maturity value of $8,073,463; collateralized by various Common Stock with an aggregate market value of $8,880,812.	8,070,000	8,070,000

		186,980,811

Time Deposit—0.7%
National Bank of Canada 5.120%, OBFR + 0.050%, 07/07/23 (b)	15,000,000	15,000,000

Mutual Funds—1.7%
Dreyfus Treasury Obligations Cash Management Fund, Institutional Class 5.000% (n)	3,000,000	3,000,000
Goldman Sachs Financial Square Government Fund, Institutional Shares 5.010% (n)	13,888,055	13,888,055
HSBC U.S. Government Money Market Fund, Class I 5.010% (n)	5,000,000	5,000,000
Morgan Stanley Liquidity Funds Government Portfolio, Institutional Shares 5.030% (n)	5,000,000	5,000,000
SSGA Institutional U.S. Government Money Market Fund, Premier Class 5.030% (n)	5,000,000	5,000,000
STIT-Government & Agency Portfolio, Institutional Class 5.050% (n)	5,000,000	5,000,000

		36,888,055

Total Securities Lending Reinvestments (Cost $399,796,705)		399,799,512

Total Purchased Options—0.1% (o) (Cost $2,673,698)		1,208,965
Total Investments—114.3% (Cost $2,697,557,498)		2,512,593,185
Unfunded Loan Commitments—(0.0)% (Cost $(457,741))		(457,741)
Net Investments—114.3% (Cost $2,697,099,757)		2,512,135,444
Other assets and liabilities (net)—(14.3)%		(313,991,425)

Net Assets—100.0%		$2,198,144,019

*	Principal and notional amounts stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $13,807,815, which is 0.6% of net assets. See details shown in the Restricted Securities table that follows.
(a)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $413,598,972 and the collateral received consisted of cash in the amount of $399,720,171 and non-cash collateral with a value of $28,538,978. The cash collateral investments are disclosed in the Schedule of Investments and categorized as Securities Lending Reinvestments. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third-party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(d)	Security was valued in good faith under procedures subject to oversight by the Board of Trustees. As of June 30, 2023, these securities represent 0.7% of net assets.
(e)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e. Level 3.
(f)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(g)	Non-income producing; security is in default and/or issuer is in bankruptcy.
(h)	Floating rate loans (“Senior Loans”) often require prepayments from excess cash flows or permit the borrowers to repay at their election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, Senior Loans will generally have an expected average life of approximately two to four years. Senior Loans typically have rates of interest which are determined periodically by reference to a base lending rate, plus a spread. These base rates are primarily the London Interbank Offered Rate and secondarily, the prime rate offered by one or more major United States banks. Base lending rates may be subject to a floor, or a minimum rate.
(i)	This loan will settle after June 30, 2023, at which time the interest rate will be determined.
(j)	Unfunded or partially unfunded loan commitments. The Portfolio may enter into certain credit agreements for which all or a portion may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion.
(k)	Interest only security.
(l)	Non-income producing security.
(m)	Represents investment of cash collateral received from securities on loan as of June 30, 2023.
(n)	The rate shown represents the annualized seven-day yield as of June 30, 2023.
(o)	For a breakout of open positions, see details shown in the Purchased Options table that follows.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $1,199,711,463, which is 54.6% of net assets.

See accompanying notes to financial statements.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
Countrywide Home Loan Reperforming Loan REMIC Trust, 1.113%, 03/25/35	01/08/15	$1,946,513	$283,461	$80,377
Liberty Mutual Insurance Co., 7.697%, 10/15/97	06/08/11-05/30/12	2,600,000	2,522,533	2,910,762
Massachusetts Mutual Life Insurance Co., 4.900%, 04/01/77	03/20/17-03/21/17	6,285,000	6,262,856	5,347,845
Midwest Vanadium Pty, Ltd., 13.250%, 02/15/18	05/24/11	931,574	960,686	0
Northwest Acquisitions ULC / Dominion Finco, Inc., 7.125%, 11/01/22	10/06/17-11/21/19	8,475,000	8,571,525	85
Symphony CLO, Ltd., 6.546%, 10/20/34	11/17/22	5,060,000	5,042,290	5,062,484
Teachers Insurance & Annuity Association of America, 6.850%, 12/16/39	05/09/16	216,000	280,623	238,162
Waterfall Commercial Mortgage Trust, 4.104%, 09/14/22	09/08/15-11/18/16	177,543	176,742	168,100

				$13,807,815

Forward Foreign Currency Exchange Contracts

Contracts to Buy		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
AUD	1,610,000	MSCS	07/18/23	USD	1,095,219	$(22,327)
AUD	3,100,000	MSCS	07/18/23	USD	2,051,373	14,444
AUD	4,560,000	MSCS	07/18/23	USD	3,047,233	(8,483)
AUD	8,040,000	MSCS	07/18/23	USD	5,469,290	(111,495)
AUD	73,043,994	MSCS	07/18/23	USD	49,112,225	(436,260)
BRL	7,920,000	MSCS	07/18/23	USD	1,579,136	71,049
BRL	19,113,206	MSCS	07/18/23	USD	3,691,804	290,561
CAD	6,060,000	BNP	07/18/23	USD	4,450,740	124,573
CAD	21,540,475	GSBU	07/18/23	USD	16,182,705	80,400
CNH	33,250,000	MSCS	07/18/23	USD	4,764,395	(186,108)
CNH	38,690,000	MSCS	07/18/23	USD	5,477,805	(150,469)
CNH	38,980,000	MSCS	07/18/23	USD	5,591,892	(224,625)
EUR	4,260,000	BNP	07/18/23	USD	4,566,261	85,169
EUR	2,850,000	MSCS	07/18/23	USD	3,153,750	(41,877)
EUR	2,930,000	MSCS	07/18/23	USD	3,242,276	(43,053)
EUR	3,733,000	MSCS	07/18/23	USD	4,067,813	8,194
EUR	7,770,000	MSCS	07/18/23	USD	8,568,336	(84,390)
GBP	5,832,750	MSCS	07/18/23	USD	7,290,529	117,696
JPY	380,750,000	GSBU	07/18/23	USD	2,858,902	(215,079)
JPY	423,715,000	GSBU	07/18/23	USD	3,217,555	(275,394)
JPY	3,012,960,000	GSBU	07/18/23	USD	22,432,378	(1,511,211)
JPY	1,081,930,000	MSCS	07/18/23	USD	8,018,698	(506,073)
MXN	112,274,000	GSBU	07/18/23	USD	6,080,000	462,856
MXN	19,465,000	MSCS	07/18/23	USD	1,128,756	5,582
MXN	20,874,000	MSCS	07/18/23	USD	1,122,522	93,927
MXN	20,926,000	MSCS	07/18/23	USD	1,161,034	58,445
MXN	23,559,000	MSCS	07/18/23	USD	1,375,776	(2,857)
MXN	47,810,000	MSCS	07/18/23	USD	2,595,907	190,258
MXN	92,910,000	MSCS	07/18/23	USD	5,107,780	306,624
MXN	395,804,711	MSCS	07/18/23	USD	21,427,280	1,638,552
NOK	313,869,450	MSCS	07/18/23	USD	30,559,545	(1,304,558)

Contracts to Deliver
AUD	26,870,000	MSCS	07/18/23	USD	18,515,953	609,988
BRL	23,180,000	MSCS	07/18/23	USD	4,585,468	(244,240)
CAD	11,650,000	BNP	07/18/23	USD	8,716,667	(79,108)
CAD	7,990,000	BNP	07/18/23	USD	5,962,487	(69,980)
CAD	5,294,528	BNP	07/18/23	USD	3,955,316	(42,064)
CAD	3,950,000	BNP	07/18/23	USD	2,961,273	(20,985)
CAD	2,973,325	BNP	07/18/23	USD	2,210,974	(33,893)
CAD	2,790,000	BNP	07/18/23	USD	2,094,010	(12,446)
CAD	4,120,000	JPMC	07/18/23	USD	3,083,228	(27,381)
CNH	72,230,400	MSCS	07/18/23	USD	10,558,456	612,848

See accompanying notes to financial statements.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Forward Foreign Currency Exchange Contracts—(Continued)

Contracts to Deliver		Counterparty	Settlement Date	In Exchange for		Unrealized Appreciation/ (Depreciation)
EUR	9,716,000	BNP	07/18/23	USD	10,410,694	$(198,061)
EUR	6,220,000	BNP	07/18/23	USD	6,856,909	65,384
EUR	1,320,000	BNP	07/18/23	USD	1,455,157	13,869
EUR	8,710,000	BOA	07/18/23	USD	9,613,227	102,908
EUR	7,987,974	BOA	07/18/23	USD	8,762,113	40,163
EUR	5,530,000	GSBU	07/18/23	USD	6,158,706	120,582
GBP	37,780,073	MSCS	07/18/23	USD	47,113,639	(871,150)
GBP	2,314,000	MSCS	07/18/23	USD	2,862,608	(76,423)
GBP	2,112,000	MSCS	07/18/23	USD	2,637,396	(45,073)
GBP	1,758,000	MSCS	07/18/23	USD	2,233,152	302
IDR	66,342,324,172	JPMC	07/18/23	USD	4,428,727	4,219
JPY	974,780,000	GSBU	07/18/23	USD	7,322,126	553,521
JPY	797,380,000	GSBU	07/18/23	USD	6,060,339	523,551
JPY	1,351	GSBU	07/18/23	USD	11	1
MXN	132,440,000	GSBU	07/18/23	USD	7,411,428	(306,618)
MXN	63,430,000	GSBU	07/18/23	USD	3,552,515	(143,918)
MXN	139,170,000	MSCS	07/18/23	USD	7,611,669	(498,573)
MXN	78,590,000	MSCS	07/18/23	USD	4,404,822	(175,072)
MXN	67,070,000	MSCS	07/18/23	USD	3,659,079	(249,478)
MXN	64,920,000	MSCS	07/18/23	USD	3,765,517	(17,747)
MXN	59,280,000	MSCS	07/18/23	USD	3,355,442	(99,147)
MXN	50,360,000	MSCS	07/18/23	USD	2,908,421	(26,348)
MXN	23,624,000	MSCS	07/18/23	USD	1,285,655	(91,052)
MXN	22,364,000	MSCS	07/18/23	USD	1,252,766	(50,514)
MXN	2,200,000	MSCS	07/18/23	USD	127,751	(456)
NOK	32,930,000	MSCS	07/18/23	USD	3,131,657	62,334
NOK	9,510,000	MSCS	07/18/23	USD	901,816	15,413
NZD	2,981,769	JPMC	07/18/23	USD	1,873,982	44,176

Net Unrealized Depreciation						$(2,186,397)

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Value		Value/ Unrealized Appreciation/ (Depreciation)
3 Month SOFR Futures	03/18/25	410	USD	98,374,375	$(664,986)
3 Month SONIA Futures	09/19/23	172	GBP	40,768,300	(520,731)
3 Month SONIA Futures	12/19/23	916	GBP	215,374,500	(3,609,839)
3 Month SONIA Futures	03/19/24	588	GBP	137,834,550	(2,252,533)
Australian 10 Year Treasury Bond Futures	09/15/23	202	AUD	23,466,807	(193,733)
U.S. Treasury Long Bond Futures	09/20/23	186	USD	23,604,563	(199,902)
U.S. Treasury Note 10 Year Futures	09/20/23	3,590	USD	403,033,594	(5,204,185)
U.S. Treasury Note 2 Year Futures	09/29/23	2,279	USD	463,420,406	(6,358,296)
U.S. Treasury Note 5 Year Futures	09/29/23	2,168	USD	232,179,250	(4,144,914)
U.S. Treasury Note Ultra 10 Year Futures	09/20/23	492	USD	58,271,250	(637,414)
U.S. Treasury Ultra Long Bond Futures	09/20/23	1,660	USD	226,123,125	1,985,539
United Kingdom Long Gilt Bond Futures	09/27/23	209	GBP	19,917,700	(496,720)

Futures Contracts—Short
3 Month SOFR Futures	03/19/24	(508)	USD	(120,192,800)	665,408
3 Month SOFR Futures	09/19/23	(159)	USD	(37,675,050)	272,466
Euro-Buxl 30 Year Bond Futures	09/07/23	(25)	EUR	(3,490,000)	(34,951)

Net Unrealized Depreciation					$(21,394,791)

See accompanying notes to financial statements.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Purchased Options

Credit Default Swaptions	Strike Price	Counterparty	Underlying Reference Index	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. CDS	USD 102.000	JPMC	CDX.NA.HY.40	Sell	09/20/23	42,053,000	USD	42,053,000	$273,345	$390,980	$117,635

Foreign Currency Options	Strike Price		Counterparty	Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
USD Put/EUR Call	USD	1.160	GSI	09/01/23	53,880,000	USD	53,880,000	$201,566	$9,537	$(192,029)
USD Call/CAD Put	CAD	1.330	BNP	08/18/23	23,700,000	USD	23,700,000	137,934	152,486	14,552

Totals								$339,500	$162,023	$(177,477)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Paid	Market Value	Unrealized Appreciation/ (Depreciation)
Call - 3 Month SOFR Futures	USD	99.250	12/15/23	48	USD	120,000	$2,400	$1,200	$(1,200)
Put - S&P 500 Index E-Mini Futures	USD	3,800.000	07/21/23	274	USD	13,700	454,263	17,125	(437,138)
Put - S&P 500 Index E-Mini Futures	USD	4,100.000	09/15/23	191	USD	9,550	380,638	224,425	(156,213)
Put - S&P 500 Index E-Mini Futures	USD	3,900.000	09/15/23	169	USD	8,450	814,592	111,962	(702,630)
Put - S&P 500 Index E-Mini Futures	USD	4,100.000	12/15/23	100	USD	5,000	408,960	301,250	(107,710)

Totals							$2,060,853	$655,962	$(1,404,891)

Written Options

Credit Default Swaptions	Strike Spread	Counterparty	Underlying Reference Index	Buy/Sell Protection	Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Call - OTC - 1 Yr. CDS	0.700%	JPMC	CDX.NA.IG.40	Buy	09/20/23	(210,266,000)	USD	(210,266,000)	$(273,346)	$(478,664)	$(205,318)

Options on Exchange-Traded Futures Contracts	Strike Price		Expiration Date	Number of Contracts	Notional Amount		Premiums Received	Market Value	Unrealized Appreciation/ (Depreciation)
Put - S&P 500 Index E-Mini Futures	USD	3,500.000	09/15/23	(169)	USD	(8,450)	$(357,657)	$(46,475)	$311,182
Put - S&P 500 Index E-Mini Futures	USD	3,700.000	09/15/23	(191)	USD	(9,550)	(141,087)	(78,788)	62,299
Put - S&P 500 Index E-Mini Futures	USD	3,700.000	12/15/23	(100)	USD	(5,000)	(189,790)	(141,250)	48,540

Totals							$(688,534)	$(266,513)	$422,021

Swap Agreements

Centrally Cleared Interest Rate Swaps

Pay/Receive Floating Rate	Floating Rate Index	Payment Frequency	Fixed Rate	Payment Frequency	Maturity Date	Notional Amount		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Pay	28-Day TIIE	Monthly	7.440%	Monthly	07/20/29	MXN	1,162,650,000	$(2,459,965)	$367,633	$(2,827,598)
Pay	28-Day TIIE	Monthly	7.450%	Monthly	07/18/29	MXN	1,118,490,000	(2,335,001)	291,598	(2,626,599)
Receive	12M SOFR	Annually	2.600%	Annually	02/15/48	USD	1,500,000	174,500	169,854	4,646
Receive	12M SOFR	Annually	3.050%	Annually	02/15/48	USD	21,216,000	891,516	753,169	138,347
Receive	12M SOFR	Annually	3.150%	Annually	05/15/48	USD	27,465,000	674,861	(26,355)	701,216

Totals								$(3,054,089)	$1,555,899	$(4,609,988)

See accompanying notes to financial statements.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Centrally Cleared Credit Default Swaps on Credit Indices and Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
CDX.NA.HY.40	(5.000%)	Quarterly	06/20/28	4.292%	USD	9,009,100	$(249,436)	$25,963	$(275,399)
General Motors Co., 4.875% , due 10/02/23	(5.000%)	Quarterly	06/20/26	1.099%	USD	13,700,000	(1,456,926)	(1,589,043)	132,117

Totals							$(1,706,362)	$(1,563,080)	$(143,282)

Centrally Cleared Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Ford Motor Co., 4.346%, due 12/08/26	5.000%	Quarterly	06/20/26	1.785%	USD	13,700,000	$1,180,899	$1,182,275	$(1,376)

OTC Credit Default Swaps on Corporate Issues—Buy Protection (a)

Reference Obligation	Fixed Deal (Pay) Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Daimler AG, 1.400%, due 01/12/24	(1.000%)	Quarterly	12/20/24	MSCS	0.299%	EUR	11,300,000	$(124,952)	$(76,268)	$(48,684)

OTC Credit Default Swaps on Corporate Issues—Sell Protection (d)

Reference Obligation	Fixed Deal Receive Rate	Payment Frequency	Maturity Date	Counterparty	Implied Credit Spread at June 30, 2023(b)	Notional Amount(c)		Market Value	Upfront Premium Paid/(Received)	Unrealized Appreciation/ (Depreciation)
Volkswagen International Finance NV, 0.875%, due 01/16/23	1.000%	Quarterly	12/20/24	MSCS	0.574%	EUR	11,300,000	$75,617	$39,976	$35,641

(a)

If the Portfolio is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(b)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues or indices as of period end serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

(c)

The maximum potential amount of future undiscounted payments that the Portfolio could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of purchased protection credit default swap contracts entered into by the Portfolio for the same referenced debt obligation.

(d)

If the Portfolio is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Portfolio will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

Securities in the amount of $197,679 have been received at the custodian bank as collateral for OTC swap contracts and OTC option contracts.

Glossary of Abbreviations

Counterparties

(BBP)—	Barclays Bank plc
(BNP)—	BNP Paribas S.A.
(BOA)—	Bank of America N.A.
(GSBU)—	Goldman Sachs Bank USA
(GSI)—	Goldman Sachs International
(JPMC)—	JPMorgan Chase Bank N.A.
(MSCS)—	Morgan Stanley Capital Services LLC

See accompanying notes to financial statements.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Glossary of Abbreviations—(Continued)

Currencies

(AUD)—	Australian Dollar
(BRL)—	Brazilian Real
(CAD)—	Canadian Dollar
(CNH)—	Chinese Renminbi
(EUR)—	Euro
(GBP)—	British Pound
(IDR)—	Indonesian Rupiah
(JPY)—	Japanese Yen
(MXN)—	Mexican Peso
(NOK)—	Norwegian Krone
(NZD)—	New Zealand Dollar
(USD)—	United States Dollar

Index Abbreviations

(CDX.NA.HY)—	Markit North America High Yield CDS Index
(CDX.NA.IG)—	Markit North America Investment Grade CDS Index
(EURIBOR)—	Euro InterBank Offered Rate
(FEDEFF PRV)—	Effective Federal Funds Rate
(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(MTA)—	Monthly Treasury Average Index
(OBFR)—	U.S. Overnight Bank Funding Rate
(SOFR)—	Secured Overnight Financing Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average
(SONIA)—	Sterling Overnight Index Average Deposit Rate
(TIIE)—	Mexican Interbank Equilibrium Interest Rate
(TSFR)—	Term Secured Overnight Financing Rate
(UKG)—	U.K. Government Bond

Other Abbreviations

(CLO)—	Collateralized Loan Obligation
(CMO)—	Collateralized Mortgage Obligation
(CDS)—	Credit Default Swap
(DAC)—	Designated Activity Company
(ICE)—	Intercontinental Exchange, Inc.
(REMIC)—	Real Estate Mortgage Investment Conduit
(STACR)—	Structured Agency Credit Risk

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Corporate Bonds & Notes
Aerospace/Defense	$—	$30,006,654	$—	$30,006,654
Agriculture	—	8,646,849	—	8,646,849
Airlines	—	46,980,853	—	46,980,853
Auto Manufacturers	—	35,006,208	—	35,006,208
Auto Parts & Equipment	—	19,504,595	—	19,504,595
Banks	—	116,445,373	—	116,445,373
Biotechnology	—	4,537,222	—	4,537,222
Building Materials	—	9,632,095	—	9,632,095
Chemicals	—	1,537,900	—	1,537,900
Commercial Services	—	54,939,902	—	54,939,902
Computers	—	7,666,619	—	7,666,619
Distribution/Wholesale	—	16,274,477	—	16,274,477
Diversified Financial Services	—	60,461,858	4,777,709	65,239,567
Electric	—	15,560,424	—	15,560,424
Energy-Alternate Sources	—	2,267,136	—	2,267,136
Engineering & Construction	—	8,642,350	—	8,642,350
Entertainment	—	23,479,450	—	23,479,450
Environmental Control	—	7,462,884	—	7,462,884
Food	—	8,943,030	—	8,943,030
Food Service	—	1,390,453	—	1,390,453
Forest Products & Paper	—	5,201,915	—	5,201,915
Healthcare-Products	—	5,813,584	—	5,813,584

See accompanying notes to financial statements.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Healthcare-Services	$—	$26,762,438	$—	$26,762,438
Home Builders	—	4,508,560	—	4,508,560
Housewares	—	4,961,555	—	4,961,555
Insurance	—	23,513,040	—	23,513,040
Internet	—	14,658,452	—	14,658,452
Iron/Steel	—	4,317,608	—	4,317,608
Leisure Time	—	33,220,426	—	33,220,426
Lodging	—	33,391,222	—	33,391,222
Machinery-Construction & Mining	—	3,703,001	—	3,703,001
Machinery-Diversified	—	3,217,991	—	3,217,991
Media	—	50,386,032	—	50,386,032
Metal Fabricate/Hardware	—	8,024,230	—	8,024,230
Mining	—	46,434,092	0	46,434,092
Office/Business Equipment	—	1,379,502	—	1,379,502
Oil & Gas	—	132,743,657	—	132,743,657
Packaging & Containers	—	17,227,947	—	17,227,947
Pharmaceuticals	—	32,347,961	—	32,347,961
Pipelines	—	88,326,047	—	88,326,047
Real Estate	—	2,535,850	—	2,535,850
Real Estate Investment Trusts	—	11,928,933	—	11,928,933
Retail	—	36,389,666	—	36,389,666
Semiconductors	—	102,027	—	102,027
Software	—	22,577,363	—	22,577,363
Telecommunications	—	23,642,218	—	23,642,218
Transportation	—	10,485,372	—	10,485,372
Total Corporate Bonds & Notes	—	1,127,187,021	4,777,709	1,131,964,730
Total Floating Rate Loans (Less Unfunded Loan Commitments of $457,741)*	—	292,697,171	—	292,697,171
Total Asset-Backed Securities*	—	222,713,030	—	222,713,030
Total Mortgage-Backed Securities*	—	202,868,527	—	202,868,527
Total U.S. Treasury & Government Agencies*	—	159,721,802	—	159,721,802
Total Foreign Government*	—	66,714,474	—	66,714,474
Convertible Preferred Stocks
Banks	5,719,680	—	—	5,719,680
Pipelines	—	—	10,824,277	10,824,277
Total Convertible Preferred Stocks	5,719,680	—	10,824,277	16,543,957
Total Convertible Bonds*	—	8,720,000	—	8,720,000
Common Stocks
Automobile Components	57,277	—	—	57,277
Chemicals	—	2,108	—	2,108
Commercial Services	—	27,991	—	27,991
Media	120,945	—	—	120,945
Oil, Gas & Consumable Fuels	1,173,831	—	—	1,173,831
Total Common Stocks	1,352,053	30,099	—	1,382,152
Total Municipals*	—	276,237	—	276,237
Total Escrow Shares*	—	—	0	0
Total Short-Term Investment*	—	7,524,887	—	7,524,887
Securities Lending Reinvestments
Certificates of Deposit	—	114,956,757	—	114,956,757
Commercial Paper	—	45,973,889	—	45,973,889
Repurchase Agreements	—	186,980,811	—	186,980,811
Time Deposit	—	15,000,000	—	15,000,000
Mutual Funds	36,888,055	—	—	36,888,055
Total Securities Lending Reinvestments	36,888,055	362,911,457	—	399,799,512

See accompanying notes to financial statements.

BHFTII-26

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Schedule of Investments as of June 30, 2023

Fair Value Hierarchy—(Continued)

Description	Level 1	Level 2	Level 3	Total
Purchased Options
Credit Default Swaptions at Value	$—	$390,980	$—	$390,980
Foreign Currency Options at Value	—	162,023	—	162,023
Options on Exchange-Traded Futures Contracts at Value	655,962	—	—	655,962
Total Purchased Options	655,962	553,003	—	1,208,965
Total Net Investments	$44,615,750	$2,451,917,708	$15,601,986	$2,512,135,444

Collateral for Securities Loaned (Liability)	$—	$(399,720,171)	$—	$(399,720,171)
Forward Contracts
Forward Foreign Currency Exchange Contracts (Unrealized Appreciation)	$—	$6,317,589	$—	$6,317,589
Forward Foreign Currency Exchange Contracts (Unrealized Depreciation)	—	(8,503,986)	—	(8,503,986)
Total Forward Contracts	$—	$(2,186,397)	$—	$(2,186,397)
Futures Contracts
Futures Contracts (Unrealized Appreciation)	$2,923,413	$—	$—	$2,923,413
Futures Contracts (Unrealized Depreciation)	(24,318,204)	—	—	(24,318,204)
Total Futures Contracts	$(21,394,791)	$—	$—	$(21,394,791)
Written Options
Credit Default Swaptions at Value	$—	$(478,664)	$—	$(478,664)
Options on Exchange-Traded Futures Contracts at Value	(266,513)	—	—	(266,513)
Total Written Options	$(266,513)	$(478,664)	$—	$(745,177)
Centrally Cleared Swap Contracts
Centrally Cleared Swap Contracts (Unrealized Appreciation)	$—	$976,326	$—	$976,326
Centrally Cleared Swap Contracts (Unrealized Depreciation)	—	(5,730,972)	—	(5,730,972)
Total Centrally Cleared Swap Contracts	$—	$(4,754,646)	$—	$(4,754,646)
OTC Swap Contracts
OTC Swap Contracts at Value (Assets)	$—	$75,617	$—	$75,617
OTC Swap Contracts at Value (Liabilities)	—	(124,952)	—	(124,952)
Total OTC Swap Contracts	$—	$(49,335)	$—	$(49,335)

*	See Schedule of Investments for additional detailed categorizations.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended June 30, 2023 is not presented.

During the period ended June 30, 2023, transfers into Level 3 in the amount of $16,684,994 were due to the cessation of a vendor or broker providing prices based on market indications which resulted in a lack of significant observable inputs.

See accompanying notes to financial statements.

BHFTII-27

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statement of Assets and Liabilities

June 30, 2023

Assets
Investments at value (a) (b) (c)	$2,512,135,444
Cash	1,377,640
Cash denominated in foreign currencies (d)	10,695,832
Cash collateral (e)	49,962,327
OTC swap contracts at market value (f)	75,617
Unrealized appreciation on forward foreign currency exchange contracts	6,317,589
Receivable for:
Investments sold	4,234,684
Fund shares sold	3,037,716
Interest	29,010,808
Variation margin on futures contracts	3,490,924
Prepaid expenses	18,275

Total Assets	2,620,356,856
Liabilities
Written options at value (g)	745,177
OTC swap contracts at market value (h)	124,952
Unrealized depreciation on forward foreign currency exchange contracts	8,503,986
Collateral for securities loaned	399,720,171
Cash collateral for centrally cleared swap contracts	29,173
Payables for:
Investments purchased	9,176,245
Fund shares redeemed	364,187
Foreign taxes	23,522
Variation margin on centrally cleared swap contracts	1,760,928
Accrued Expenses:
Management fees	947,538
Distribution and service fees	158,033
Deferred trustees’ fees	290,956
Other expenses	367,969

Total Liabilities	422,212,837

Net Assets	$2,198,144,019

Net Assets Consist of:
Paid in surplus	$2,810,179,428
Distributable earnings (Accumulated losses) (i)	(612,035,409)

Net Assets	$2,198,144,019

Net Assets
Class A	$1,371,823,576
Class B	686,741,854
Class E	139,578,589
Capital Shares Outstanding*
Class A	132,049,646
Class B	66,704,483
Class E	13,505,060
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.39
Class B	10.30
Class E	10.34

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $2,697,099,757.
(b)	Includes securities loaned at value of $413,598,972.
(c)	Investments at value is net of unfunded loan commitments of $457,741.
(d)	Identified cost of cash denominated in foreign currencies was $10,781,415.
(e)	Includes collateral of $27,053,127 for futures contracts, $100,000 for OTC option contracts and $22,809,200 for centrally cleared swap contracts.
(f)	Net premium paid on OTC swap contracts was $39,976.
(g)	Premiums received on written options were $961,880.
(h)	Net premium received on OTC swap contracts was $76,268.
(i)	Includes foreign capital gains tax of $23,522.

Statement of Operations

Six Months Ended June 30, 2023

Investment Income
Dividends	$852,485
Interest (a)	81,931,896
Securities lending income	533,176

Total investment income	83,317,557
Expenses
Management fees	6,372,529
Administration fees	53,980
Custodian and accounting fees	159,968
Distribution and service fees—Class B	866,974
Distribution and service fees—Class E	107,063
Audit and tax services	48,540
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	54,935
Insurance	10,680
Miscellaneous	12,105

Total expenses	7,726,056
Less management fee waiver	(537,636)

Net expenses	7,188,420

Net Investment Income	76,129,137

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investments	(69,788,662)
Purchased options	(9,231,418)
Futures contracts	(12,370,975)
Written options	3,019,069
Swap contracts	(448,555)
Foreign currency transactions	3,258,153
Forward foreign currency transactions	3,184,593

Net realized gain (loss)	(82,377,795)

Net change in unrealized appreciation (depreciation) on:
Investments (b)	89,998,428
Purchased options	977,238
Futures contracts	2,066,398
Written options	(250,368)
Swap contracts	1,245,071
Foreign currency transactions	(505,113)
Forward foreign currency transactions	(6,510,547)

Net change in unrealized appreciation (depreciation)	87,021,107

Net realized and unrealized gain (loss)	4,643,312

Net Increase (Decrease) in Net Assets From Operations	$80,772,449

(a)	Net of foreign withholding taxes of $72,105.
(b)	Includes change in foreign capital gains tax of $(15,743).

See accompanying notes to financial statements.

BHFTII-28

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$76,129,137	$136,427,170
Net realized gain (loss)	(82,377,795)	(261,837,234)
Net change in unrealized appreciation (depreciation)	87,021,107	(363,442,900)

Increase (decrease) in net assets from operations	80,772,449	(488,852,964)

From Distributions to Shareholders
Class A	(90,318,027)	(93,994,936)
Class B	(43,728,800)	(44,422,317)
Class E	(9,014,042)	(9,671,952)

Total distributions	(143,060,869)	(148,089,205)

Increase (decrease) in net assets from capital share transactions	40,145,212	(188,743,143)

Total increase (decrease) in net assets	(22,143,208)	(825,685,312)

Net Assets
Beginning of period	2,220,287,227	3,045,972,539

End of period	$2,198,144,019	$2,220,287,227

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	981,225	$10,663,851	1,315,656	$15,365,983
Reinvestments	8,701,159	90,318,027	8,568,363	93,994,936
Redemptions	(6,997,918)	(77,330,392)	(21,420,235)	(255,304,453)

Net increase (decrease)	2,684,466	$23,651,486	(11,536,216)	$(145,943,534)

Class B
Sales	1,391,752	$15,096,394	2,908,805	$34,162,427
Reinvestments	4,249,640	43,728,800	4,082,933	44,422,317
Redemptions	(3,885,155)	(42,481,779)	(9,234,182)	(108,086,123)

Net increase (decrease)	1,756,237	$16,343,415	(2,242,444)	$(29,501,379)

Class E
Sales	198,804	$2,173,684	607,209	$7,561,747
Reinvestments	872,608	9,014,042	885,710	9,671,952
Redemptions	(1,003,281)	(11,037,415)	(2,587,227)	(30,531,929)

Net increase (decrease)	68,131	$150,311	(1,094,308)	$(13,298,230)

Increase (decrease) derived from capital shares transactions		$40,145,212		$(188,743,143)

See accompanying notes to financial statements.

BHFTII-29

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.72		$13.73	$13.87	$13.81	$12.68	$13.93

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.38		0.65	0.62	0.68	0.71	0.71
Net realized and unrealized gain (loss)	0.02		(2.93)	(0.24)	0.20	1.09	(1.23)

Total income (loss) from investment operations	0.40		(2.28)	0.38	0.88	1.80	(0.52)

Less Distributions
Distributions from net investment income	(0.73)		(0.73)	(0.52)	(0.82)	(0.67)	(0.73)

Total distributions	(0.73)		(0.73)	(0.52)	(0.82)	(0.67)	(0.73)

Net Asset Value, End of Period	$10.39		$10.72	$13.73	$13.87	$13.81	$12.68

Total Return (%) (b)	3.65	(c)	(16.66)	2.82	6.92	14.49	(3.80)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.61	(d)	0.60	0.60	0.60	0.60	0.60
Net ratio of expenses to average net assets (%) (e)	0.56	(d)	0.55	0.54	0.55	0.54	0.54
Ratio of net investment income (loss) to average net assets (%)	6.92	(d)	5.51	4.55	5.17	5.32	5.33
Portfolio turnover rate (%)	27	(c)	28	69 (f)	66 (f)	58 (f)	90 (f)
Net assets, end of period (in millions)	$1,371.8		$1,387.4	$1,934.4	$1,971.5	$2,007.9	$2,006.8

	Class B
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.62		$13.59	$13.73	$13.69	$12.57	$13.81

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.36		0.61	0.58	0.64	0.67	0.67
Net realized and unrealized gain (loss)	0.02		(2.89)	(0.23)	0.18	1.08	(1.22)

Total income (loss) from investment operations	0.38		(2.28)	0.35	0.82	1.75	(0.55)

Less Distributions
Distributions from net investment income	(0.70)		(0.69)	(0.49)	(0.78)	(0.63)	(0.69)

Total distributions	(0.70)		(0.69)	(0.49)	(0.78)	(0.63)	(0.69)

Net Asset Value, End of Period	$10.30		$10.62	$13.59	$13.73	$13.69	$12.57

Total Return (%) (b)	3.58	(c)	(16.93)	2.61	6.61	14.23	(4.02)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.86	(d)	0.85	0.85	0.85	0.85	0.85
Net ratio of expenses to average net assets (%) (e)	0.81	(d)	0.80	0.79	0.80	0.79	0.79
Ratio of net investment income (loss) to average net assets (%)	6.69	(d)	5.28	4.30	4.92	5.07	5.08
Portfolio turnover rate (%)	27	(c)	28	69 (f)	66 (f)	58 (f)	90 (f)
Net assets, end of period (in millions)	$686.7		$689.6	$913.2	$879.8	$852.0	$802.6

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-30

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.66		$13.65	$13.79	$13.73	$12.61	$13.85

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.37		0.63	0.60	0.66	0.69	0.68
Net realized and unrealized gain (loss)	0.02		(2.91)	(0.24)	0.19	1.08	(1.21)

Total income (loss) from investment operations	0.39		(2.28)	0.36	0.85	1.77	(0.53)

Less Distributions
Distributions from net investment income	(0.71)		(0.71)	(0.50)	(0.79)	(0.65)	(0.71)

Total distributions	(0.71)		(0.71)	(0.50)	(0.79)	(0.65)	(0.71)

Net Asset Value, End of Period	$10.34		$10.66	$13.65	$13.79	$13.73	$12.61

Total Return (%) (b)	3.59	(c)	(16.78)	2.68	6.77	14.30	(3.92)

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.76	(d)	0.75	0.75	0.75	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.71	(d)	0.70	0.69	0.70	0.69	0.69
Ratio of net investment income (loss) to average net assets (%)	6.78	(d)	5.37	4.40	5.03	5.17	5.18
Portfolio turnover rate (%)	27	(c)	28	69 (f)	66 (f)	58 (f)	90 (f)
Net assets, end of period (in millions)	$139.6		$143.3	$198.3	$215.1	$224.2	$228.0

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 69%, 63%, 52%, and 56% for the years ended December 31, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-31

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management Strategic Bond Opportunities Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-32

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Foreign currency forward contracts are valued through a third-party pricing service by interpolating between forward and spot currency rates in the London foreign exchange markets as of a designated hour on a valuation day. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Options, whether on securities, indices, futures contracts, or otherwise, traded on exchanges are valued at the last sale price available as of the close of business on a valuation day or, if there is no such price available, at the last reported bid price. These types of options are categorized as Level 1 within the fair value hierarchy. Futures contracts that are traded on commodity exchanges are valued at their settlement prices established by the exchanges on which they are traded as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

Options, including options on swaps (“swaptions”) and currencies, and synthetic futures contracts that are traded OTC are generally valued based upon interdealer bid and ask prices or prices provided by pricing service providers who use a series of techniques, including simulation pricing models, to determine the value of the contracts. The pricing models use inputs that are observed from actively quoted markets such as issuer details, indices, spreads, interest rates, yield curves, credit curves, measures of volatility and exchange rates. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Swap contracts (other than centrally cleared swaps listed or traded on a multilateral or trade facility platform) are marked-to-market daily based on quotations and prices supplied by market makers, broker-dealers and other pricing services. Such quotations and prices are derived utilizing observable data, including the underlying reference securities or indices, credit spread quotations and expected default recovery rates determined by the pricing service. These contracts are generally categorized as Level 2 within the fair value hierarchy.

Centrally cleared swaps listed or traded on a multilateral or trade facility platform, such as a registered exchange, are valued at the daily settlement price determined by the respective exchange or a pricing service when the exchange price is not available. For centrally cleared credit default swaps, the clearing facility requires its members to provide actionable price levels across complete term structures. These levels along with external third-party prices are used to produce daily settlement prices. These securities are categorized as Level 2 within the fair value hierarchy. Centrally cleared interest rate swaps are valued using a pricing model that references the underlying rates, including, but not limited to, the overnight index swap rate, the respective interbank offered forward rate or other interest rates, yield curves or credit spreads to produce the daily settlement price. These securities are categorized as Level 2 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

BHFTII-33

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

High-Yield Debt Securities - The Portfolio may invest in high-yield debt securities, or “junk bonds,” which are securities that are rated below “investment grade” or, if not rated, are of equivalent quality. A portfolio with high-yield debt securities generally will be exposed to greater market risk and credit risk than a portfolio that invests only in investment grade debt securities because issuers of high-yield debt securities are generally less secure financially, are more likely to default on their obligations, and their securities are more sensitive to interest rate changes and downturns in the economy. In addition, the secondary market for lower-rated debt securities may not be as liquid as that for more highly rated debt securities. As a result, the Portfolio’s subadviser may find it more difficult to value or sell lower-rated debt securities and may have to sell them at prices significantly lower than the values assigned to them by the Portfolio.

Floating Rate Loans - The Portfolio may invest in loans arranged through private negotiation between one or more financial institutions. The Portfolio’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Portfolio generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower. The purchase of assignments will typically result in the Portfolio having a direct contractual relationship with the borrower, and the Portfolio may enforce compliance by the borrower with the terms of the loan agreement. The Portfolio may not benefit directly from any collateral supporting the loan in which it has purchased the participation or assignment.

The Portfolio may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. When the Portfolio purchases assignments, it acquires direct rights against the borrower of the loan. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing.

The Portfolio will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Portfolio may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

BHFTII-34

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Unfunded Loan Commitments - The Portfolio may enter into certain credit agreements, all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the Schedule of Investments. As of June 30, 2023, the Portfolio had open unfunded loan commitments of $457,741. At June 30, 2023, the Portfolio had sufficient cash and/or securities to cover these commitments.

Collateralized Obligations - The Portfolio may invest in collateralized bond obligations (“CBOs”), collateralized loan obligations (“CLOs”), other collateralized debt obligations (“CDOs”), and other similarly structured securities. CDOs, CBOs and CLOs are types of asset-backed securities. A CBO is a trust that is backed by a diversified pool of high risk, below investment grade fixed-income securities. The collateral can be from many types of fixed-income securities such as high yield debt, residential privately issued mortgage-related securities, commercial privately issued mortgage-related securities, trust preferred securities and emerging market debt. A CLO is a trust typically collateralized by a pool of loans that may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. Other CDOs are trusts backed by other types of assets representing obligations of various parties.

For CDOs, CBOs and CLOs, the cash flow from the trust is split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is typically the “equity” or “first loss” tranche, which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Senior tranches are paid from the cash flows from the underlying assets before the junior tranches and equity tranches. Losses are first borne by the equity tranches, next by the junior tranches, and finally by the senior tranches. The risks of an investment in a CBO, CLO or other CDO depend largely on the quality and type of the collateral securities and the class of the instrument in which a Portfolio invests. If some debt instruments go into default and the cash collected by the CBO, CLO or CDO is insufficient to pay all of its investors, those in the lowest, most junior tranches suffer losses first. Since they are partially protected from defaults, senior tranches typically have higher ratings and lower potential yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, more senior tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO, CLO or other CDO securities as a class.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

BHFTII-35

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $7,524,887. Additionally, the Portfolio invested cash collateral for loans of portfolio securities in repurchase agreements with a gross value of $186,980,811. The combined value of all repurchase agreements is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

BHFTII-36

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

The following table provides a breakdown of transactions accounted for as secured borrowings, the gross obligations by the type of collateral pledged, and the remaining contractual maturities of those transactions.

	Remaining Contractual Maturity of the Agreements As of June 30, 2023
	Overnight and Continuous	Up to 30 Days	31 - 90 Days	Greater than 90 days	Total
Securities Lending Transactions
Common Stocks	$(953,841)	$—	$—	$—	$(953,841)
Corporate Bonds & Notes	(391,432,758)	—	—	—	(391,432,758)
Foreign Government	(7,333,572)	—	—	—	(7,333,572)
Total Borrowings	$(399,720,171)	$—	$—	$—	$(399,720,171)
Gross amount of recognized liabilities for securities lending transactions					$(399,720,171)

3. Investments in Derivative Instruments

Forward Foreign Currency Exchange Contracts - The Portfolio may enter into forward foreign currency exchange contracts to obtain investment exposure, enhance return or hedge or protect its portfolio holdings against the risk of future movements in certain foreign currency exchange rates. When entering into these contracts, the Portfolio agrees to buy or sell a fixed quantity of foreign currency for an agreed-upon price on an agreed-upon future date. These contracts are valued daily and the Portfolio’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward foreign exchange rates at the valuation date, is included in the Statement of Assets and Liabilities. When a contract is closed, the Portfolio recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

Realized and unrealized gains and losses on forward foreign currency exchange contracts are included in the Statement of Operations. These contracts involve market and/or credit risk in excess of the amount recognized in the Statement of Assets and Liabilities. The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of the securities of the Portfolio, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts may limit the risk of loss due to a decline in the value of the currency holdings, they also limit any potential gain that might result should the value of the currency increase. In addition, the Portfolio could be exposed to losses if the counterparties to the contracts are unable or unwilling to meet the terms of the contracts. The Portfolio may also experience losses even when such contracts are used for hedging purposes. The Portfolio’s maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened.

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

Options Contracts - An option contract purchased by the Portfolio gives the Portfolio the right, but not the obligation, to buy (call) or sell (put) an underlying instrument at a fixed exercise price during a specified period or on a specified date. Call options written by the Portfolio give the holder the right to buy the underlying instrument from the Portfolio at a fixed exercise price; put options written by the Portfolio give the holder the right to sell the underlying instrument to the Portfolio at a fixed exercise price.

The Portfolio may use options to hedge against changes in values of securities the Portfolio owns or expects to purchase, to maintain investment exposure to a target asset class or to enhance return. When the Portfolio owns the underlying instrument, writing puts or buying calls tend to increase the Portfolio’s exposure to the underlying instrument and writing calls or buying puts tends to decrease the Portfolio’s exposure to the underlying instrument. Options can also be used to hedge other Portfolio investments. For options used

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to hedge the Portfolio’s investments, the potential risk to the Portfolio is that the change in value of options contracts may not correspond perfectly to the change in value of the hedged instruments. The Portfolio also bears the risk of an unfavorable change in the value of the underlying instrument or the risk that the Portfolio may not be able to enter into a closing transaction due to an illiquid market. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of purchased options is typically the premium initially paid for the option plus any unrealized gains.

The main risk associated with purchasing an option is that the option expires without being exercised. In this case, the option is worthless when it expires and the premium paid for the option is considered a realized loss. The risk associated with writing a call option on an underlying instrument that the Portfolio owns is that the Portfolio may forgo the opportunity for a profit if the market value of the underlying instrument increases and the option is exercised, requiring the Portfolio to sell the underlying instrument at a price below its market value. When the Portfolio writes a call option on a security it does not own, its exposure on such an option is theoretically unlimited. The risk in writing a put option is that the Portfolio may incur a loss if the market value of the underlying instrument decreases and the option is exercised, requiring the Portfolio to purchase the underlying instrument at a price above its market value. In addition, the Portfolio risks not being able to enter into a closing transaction for the written option as the result of an illiquid market for the option.

Purchases of put and call options are recorded as investments, the value of which are marked-to-market daily. When the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss depending on whether the sales proceeds from the closing sale transaction are greater or less than the premium initially paid for the option. When the Portfolio exercises a put option, it will realize a gain or loss from the sale of the underlying instrument and the proceeds from such sale will be decreased by the premium originally paid for the put option. When the Portfolio exercises a call option, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid for the call option.

The premium received by the Portfolio for a written option is recorded as an asset and an equivalent liability. The liability is subsequently marked-to-market to reflect the current value of the option written. When a written option expires without being exercised or the Portfolio enters into a closing purchase transaction, the Portfolio realizes a gain (or loss if the cost of the closing purchase transaction exceeds the premium received when the option was sold) without regard to any unrealized gain or loss on the underlying instrument and the liability related to such option is eliminated. When a written call option is exercised, the Portfolio realizes a gain or loss, as adjusted for the premium received, from the sale of the underlying instrument. When a written put option is exercised, the premium received by the Portfolio is offset against the amount paid for the purchase of the underlying instrument.

Swaptions are similar to options on securities except that instead of selling or purchasing the right to buy or sell a security, the writer or purchaser of the swaptions is granting or buying the right to enter into a previously agreed upon interest rate or credit default swap agreement at any time before the expiration of the option.

An Option on Exchange-Traded Futures Contract (“Futures Option”) is an option contract in which the underlying instrument is a single futures contract.

Swap Agreements - The Portfolio may enter into swap agreements in which the Portfolio and a counterparty agree to either make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are either privately negotiated in the OTC market (“OTC swaps”) or executed in a multilateral or other trade facility platform, such as a registered swap execution facility (“centrally cleared swaps”). The Portfolio may enter into swap agreements for the purposes of managing exposure to interest rate, credit or market risk, or for other purposes. In connection with these agreements, securities or cash may be paid or received, as applicable, by the Portfolio as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency. Securities posted by the Portfolio as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is reflected on the Statement of Assets and Liabilities.

Swap agreements are marked-to-market daily. The fair value of an OTC swap is reflected on the Statement of Assets and Liabilities. The changes in value, if any, are reflected as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable for variation margin on the Statement of Assets and Liabilities and as a component of unrealized appreciation/depreciation on the Statement of Operations. The Portfolio may pay or receive an upfront payment upon entering into a swap agreement. Upon termination or maturity of the swap, upfront premiums are recorded as realized gains or losses on the Statement of Operations. A liquidation payment received or made at the termination of the swap is recorded as realized gain or loss on the Statement of Operations. Net periodic payments received or paid by the Portfolio are included as part of realized gains or losses on the Statement of Operations.

Swap transactions involve, to varying degrees, elements of interest rate, credit, and market risk in excess of the amounts recognized in the Statement of Assets and Liabilities. Such risks include the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform, or that there may be unfavorable changes in market conditions or interest rates. In addition, entering into swap agreements involves documentation risk resulting from the possibility that

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the parties to a swap agreement may disagree as to the meaning of contractual terms in the agreement. The Portfolio may enter into swap transactions with counterparties in accordance with guidelines established by the Board. These guidelines provide for a minimum credit rating for each counterparty and various credit enhancement techniques (for example, collateralization of amounts due from counterparties) to limit exposure to counterparties that have lower credit ratings. The Portfolio’s maximum risk of loss from counterparty credit risk is the discounted value of the net cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive, or the fair value of the contract. The risk may be mitigated by having a master netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to cover the Portfolio’s exposure to the counterparty. Counterparty risk related to centrally cleared swaps is mitigated due to the protection against defaults provided by the clearinghouse. A party to a cleared swap is subject to the credit risk of the clearinghouse and the clearing member through which it holds its cleared position.

Centrally Cleared Swaps: Certain swaps are required to be (or are capable of being) cleared through a regulated clearinghouse. Since the Portfolio is not a member of a clearinghouse and only members of a clearinghouse (“clearing members” or “clearing brokers”) can participate directly in the clearinghouse, the Portfolio holds cleared swaps through accounts at a clearing member. The Portfolio typically will be required to post margin required by the clearinghouse and/or its clearing member; the margin required by a clearinghouse and/or clearing member may be greater than the margin the Portfolio would be required to post in an uncleared derivative transaction.

Credit Default Swaps: The Portfolio is subject to credit risk in the normal course of pursuing its investment objectives. The Portfolio may enter into credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers, or to create exposure to corporate and/or sovereign issuers to which it is not otherwise exposed. Credit default swaps involve one party making a stream of payments (referred to as the buyer of protection) to another party (referred to as the seller of protection) in exchange for the right to receive a specified return if a credit event occurs for the referenced entity, obligation or index. A credit event is defined under the terms of each swap agreement and may include, but is not limited to, underlying entity default, bankruptcy, write-down, principal shortfall or interest shortfall. As the seller of protection, if an underlying credit event occurs, the Portfolio will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced obligation (or underlying security comprising the relevant component of the referenced index), or pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). In return, the Portfolio would receive from the counterparty an upfront or periodic stream of payments throughout the life of the credit default swap agreement provided that no credit event has occurred. As the seller of protection, the Portfolio will effectively add leverage to its portfolio because, in addition to its total net assets, the Portfolio would be subject to investment exposure on the notional amount of the credit default swap.

The Portfolio may also purchase credit default swap contracts in order to hedge against the risk of default of debt securities held in its portfolio. This would involve the risk that the investment may be worthless when it expires and would only generate income in the event of an actual default by the issuer of the underlying obligation (as opposed to a credit downgrade or other indication of financial instability). It would also involve credit risk, whereby the seller may fail to satisfy its payment obligations to the Portfolio in the event of a default. As the buyer of protection, if an underlying credit event occurs, the Portfolio will either receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation (or underlying security comprising the relevant component of the referenced index), or receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation (or underlying security comprising the relevant component of the referenced index). If no credit event occurs and the Portfolio is a buyer of protection, the Portfolio will typically recover nothing under the credit default swap agreement, but it will have had to pay the required upfront payment or stream of continuing payments under the credit default swap agreement. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted obligation.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. An index credit default swap references all the names in the index, and if there is a credit event involving an entity in the index, the credit event is settled based on that entity’s weight in the index. A Portfolio may use credit default swaps on credit indices as a hedge for credit default swaps or bonds held in the portfolio, which is less expensive than it would be to buy many individual credit default swaps to achieve similar effect. Credit default swaps on indices are benchmarks for protecting investors owning bonds against default, and may be used to speculate on changes in credit quality.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on a credit index or corporate or sovereign issuer, serve as some indication of the status of the payment/performance risk and the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity or index also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Wider credit spreads

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generally represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the particular swap agreement. When no implied credit spread is available for a credit default swap, the current unrealized appreciation/depreciation on the position may be used as an indicator of the current status of the payment/performance risk.

The maximum potential amount of future payments (undiscounted) that the Portfolio as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of all credit default swap agreements outstanding as of June 30, 2023, for which the Portfolio is the seller of protection, are disclosed in the Schedule of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement or net amounts received from the settlement of buy protection credit default swap agreements entered into by the Portfolio for the same referenced entity or entities.

Interest Rate Swaps: The Portfolio may enter into interest rate swaps to manage its exposure to interest rates, to adjust its interest rate sensitivity (duration), to preserve a return or spread on a particular investment, or otherwise as a substitute for a direct investment in debt securities. The Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolio holds fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolio may enter into interest rate swap agreements. Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating rate, for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. Other forms of interest rate swap agreements may include: (1) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; (2) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; (3) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels; and (4) basis swaps, under which two parties can exchange variable interest rates based on different segments of money market reference rates. The Portfolio’s maximum risk of loss from counterparty credit risk, as opposed to investment and other types of risk, in respect of interest rate swaps is typically the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive.

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Asset Derivatives		Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Investments at market value (a) (d)	$1,200
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	844,209	Unrealized depreciation on centrally cleared swap contracts (a) (b)	$5,454,197
	Unrealized appreciation on futures contracts (a) (c)	2,923,413	Unrealized depreciation on futures contracts (a) (c)	24,318,204
Credit	OTC swap contracts at market value	75,617	OTC swap contracts at market value	124,952
	Unrealized appreciation on centrally cleared swap contracts (a) (b)	132,117	Unrealized depreciation on centrally cleared swap contracts (a) (b)	276,775
	Investments at market value (d)	390,980	Written options at value	478,664
Equity	Investments at market value (a) (d)	654,762
			Written options at value (a)	266,513
Foreign Exchange	Investments at market value (d)	162,023
	Unrealized appreciation on forward foreign currency exchange contracts	6,317,589	Unrealized depreciation on forward foreign currency exchange contracts	8,503,986

Total		$11,501,910		$39,423,291

(a)	Financial instrument not subject to a master netting agreement.
(b)	Represents the unrealized appreciation/depreciation of centrally cleared swaps as reported in the Schedule of Investments. Only the variation margin is reported within the Statement of Assets and Liabilities.
(c)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.
(d)	Represents purchased options which are part of investments at value as shown in the Statement of Assets and Liabilities.

The Portfolio is required to disclose the impact of offsetting assets and liabilities represented in the Statement of Assets and Liabilities to enable users of the financial statements to evaluate the effect or potential effect of netting arrangements on its financial position for recognized assets and liabilities.

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The following table presents the Portfolio’s derivative assets by counterparty net of amounts available for offset under a master netting agreement (“MNA”) (see Note 4), or similar agreement, and net of the related collateral received by the Portfolio as of June 30, 2023.

Counterparty	Derivative Assets subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Received†	Net Amount*
Bank of America N.A.	$143,071	$—	$—	$143,071
BNP Paribas S.A.	441,481	(441,481)	—	—
Goldman Sachs International	9,537	—	(9,537)	—
Goldman Sachs Bank USA	1,740,911	(1,740,911)	—	—
JPMorgan Chase Bank N.A.	439,375	(439,375)	—	—
Morgan Stanley Capital Services LLC	4,171,834	(4,171,834)	—	—

	$6,946,209	$(6,793,601)	$(9,537)	$143,071

The following table presents the Portfolio’s derivative liabilities by counterparty net of amounts available for offset under an MNA, or similar agreement, and net of the related collateral pledged by the Portfolio as of June 30, 2023.

Counterparty	Derivative Liabilities subject to an MNA by Counterparty	Financial Instruments available for offset	Collateral Pledged†	Net Amount**
BNP Paribas S.A.	$456,537	$(441,481)	$—	$15,056
Goldman Sachs Bank USA	2,452,220	(1,740,911)	—	711,309
JPMorgan Chase Bank N.A.	506,045	(439,375)	(66,670)	—
Morgan Stanley Capital Services LLC	5,692,800	(4,171,834)	—	1,520,966

	$9,107,602	$(6,793,601)	$(66,670)	$2,247,331

*	Net amount represents the net amount receivable from the counterparty in the event of default.
**	Net amount represents the net amount payable due to the counterparty in the event of default.
†	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$(362,645)	$13,723	$(6,691,610)	$(2,190,886)	$(9,231,418)
Forward foreign currency transactions . . . . .	—	—	—	3,184,593	3,184,593
Swap contracts . . . . . . . . . . . . . . . .	1,269,936	(1,718,491)	—	—	(448,555)
Futures contracts . . . . . . . . . . . . . . .	(12,370,975)	—	—	—	(12,370,975)
Written options . . . . . . . . . . . . . . . .	420,356	471,555	1,412,271	714,887	3,019,069

	$(11,043,328)	$(1,233,213)	$(5,279,339)	$1,708,594	$(15,847,286)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate	Credit	Equity	Foreign Exchange	Total
Purchased options . . . . . . . . . . . . . .	$7,601	$551,952	$48,357	$369,328	$977,238
Forward foreign currency transactions . . . . .	—	—	—	(6,510,547)	(6,510,547)
Swap contracts . . . . . . . . . . . . . . . .	(340,004)	1,585,075	—	—	1,245,071
Futures contracts . . . . . . . . . . . . . . .	2,066,398	—	—	—	2,066,398
Written options . . . . . . . . . . . . . . . .	—	(18,596)	(143,104)	(88,668)	(250,368)

	$1,733,995	$2,118,431	$(94,747)	$(6,229,887)	$(2,472,208)

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For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Purchased options . . . . . . . . . . . . . . . .	$143,330,417
Forward foreign currency transactions . .	460,833,010
Futures contracts long . . . . . . . . . . . . .	1,816,749,601
Futures contracts short . . . . . . . . . . . . .	(197,625,954)
Swap contracts . . . . . . . . . . . . . . . . . .	281,718,100
Written options . . . . . . . . . . . . . . . . .	(239,348,583)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other

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investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Collateral requirements may differ by type of derivative or investment, as applicable. Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (e.g., futures contracts and exchange-traded options), while collateral terms are contract specific for OTC traded derivatives (e.g., forward foreign currency exchange contracts, swap agreements and OTC options).

For derivatives traded under an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar master agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the Portfolio the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the Portfolio’s credit risk to such counterparty equal to any amounts payable by the Portfolio under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the Portfolio and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction. Cash collateral that has been pledged to cover obligations of the Portfolio under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintain provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall

BHFTII-43

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

would be allocated on a pro-rata basis across all the clearing broker’s customers for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

Foreign Investment Risk: The investments by the Portfolio in foreign securities, whether direct or indirect, involve risks not present in domestic investments. Because securities may be denominated in foreign currencies, may require settlement in foreign currencies and may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Portfolio. Foreign investments may also subject the Portfolio to foreign government exchange restrictions, expropriation, taxation, unexpected market closures or other political, social or economic developments, such as the imposition of economic sanctions against one or more countries, organizations, entities and/or individuals, all of which could affect the market and/or credit risk of the investments. In addition to the risks described above, risks may arise from forward foreign currency contracts with respect to the potential inability of counterparties to meet the terms of their contracts.

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$51,643,019	$507,727,732	$79,947,462	$499,726,919

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$6,372,529	0.650%	Of the first $500 million
	0.550%	On amounts in excess of $500 million

BHFTII-44

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company, LLC (“Western Asset”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

Western Asset may delegate to its affiliate, Western Asset Management Company Limited, any of its responsibilities with respect to transactions in foreign currencies and debt securities denominated in foreign currencies, and may delegate to its affiliate, Western Asset Management Company Pte. Ltd., any of its responsibilities with respect to transactions in investments exposed to China.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.055%	On the first $500 million
0.025%	On the next $500 million
0.050%	On the next $1 billion
0.075%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-45

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Notes to Financial Statements—June 30, 2023—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$2,703,299,849

Gross unrealized appreciation	39,868,560
Gross unrealized (depreciation)	(259,014,283)

Net unrealized appreciation (depreciation)	$(219,145,723)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$148,089,205	$113,789,370	$—	$—	$148,089,205	$113,789,370

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$142,680,653	$—	$(292,952,603)	$(399,184,230)	$(549,456,180)
The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $129,908,482 and accumulated long-term capital losses of $269,275,748.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03—Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-46

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Brighthouse Funds Trust II and Shareholders of the Western Asset Management Strategic Bond Opportunities Portfolio:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of the Western Asset Management Strategic Bond Opportunities Portfolio (the “Fund”) (one of the funds constituting the Brighthouse Funds Trust II), as of June 30, 2023, the related statement of operations for the six months then ended, the statements of changes in net assets for the six months then ended and the year ended December 31, 2022, the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Western Asset Management Strategic Bond Opportunities Portfolio as of June 30, 2023, and the results of its operations for the six months then ended, the changes in its net assets for the six months then ended and the year ended December 31, 2022, and the financial highlights for the six months then ended and each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2023, by correspondence with the custodian, brokers, and agent banks; when replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ Deloitte & Touche LLP

Boston, Massachusetts

August 24, 2023

We have served as the auditor of one or more Brighthouse investment companies since 1983.

BHFTII-47

Brighthouse Funds Trust II

Western Asset Management Strategic Bond Opportunities Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-48

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Managed by Western Asset Management Company, LLC

Portfolio Manager Commentary*

PERFORMANCE

For the six months ended June 30, 2023, the Class A, B and E shares of the Western Asset Management U.S. Government Portfolio returned 1.68%, 1.50%, and 1.51%, respectively. The Portfolio’s benchmark, the Bloomberg Intermediate Government Bond Index¹, returned 1.11%.

MARKET ENVIRONMENT / CONDITIONS

During the first half of 2023, risk assets rose as concerns over a near-term economic hard landing eased, while government bond yield curves bear-flattened—short-dated yields rose more than longer-dated ones - as global central banks reiterated their resolve to bring inflation back to target.

U.S. inflation reports during the first half of 2023 continued to show a downward trend, while jobs data were generally robust as nonfarm payrolls exceeded expectations. Softer inflation readings set the stage for the Federal Reserve (the “Fed”) to slow the pace of rate hikes, from an accelerated pace during 2022. The Federal Open Market Committee increased the fed funds rate by a total of 75 basis points across three meetings and then paused at a target range of 5.00%-5.25% in June in its first rate pause since the tightening cycle began in March 2022, though Fed Chair Powell emphasized that future decisions would be data-dependent. During March, developments in the regional banking sector came to the forefront when Silicon Valley Bank and Signature Bank were shut down after the banks failed to stem deposit outflows, but contagion risks were mitigated when the Federal Deposit Insurance Corporation guaranteed uninsured deposits.

PORTFOLIO REVIEW / PERIOD END POSITIONING

For the six-month period ended June 30, 2023, the Portfolio had a positive return and outperformed the Bloomberg Intermediate Government Bond Index.

Over the six-month period, the most significant contributor to the Portfolio’s performance was its yield-curve positioning. Tactical yield curve positioning that was generally overweight the very long end (20-year key rate duration (“KRD”)) and underweight the front end (2-year KRD) benefitted as most yield curve segments flattened and inverted further during the period, as front-end and intermediate bond yields rose more than the long-end of the curve. The second largest contributor to performance was the Portfolio’s overweight exposure to Agency Mortgage-Backed Securities (“MBS”), due to favorable subsector selection, as spreads fluctuated but ultimately ended flat during the period. The third largest contributor to performance was the Portfolio’s overweight exposure to structured products, due to favorable subsector selection within Non-Agency Residential Mortgage-Backed Securities (“RMBS”) as well as Commercial Mortgage-Backed Securities (“CMBS”), as structured product spreads were mixed during the period. The fourth largest contributor was the Portfolio’s overweight exposure to Agency Debentures as spreads tightened during the first half of 2023. Finally, exposures to Emerging Markets (“EM”) also contributed as spreads for U.S. Dollar-denominated EM bonds tightened.

The Portfolio’s duration stance was the main detractor from performance during the period. The Portfolio generally maintained a modest duration overweight through much of the first half of 2023, which detracted from performance as yields rose across the curve.

During the six-month period ended June 30, 2023, the Portfolio used interest rate futures to adjust its duration and yield curve exposure. The Portfolio also used Agency MBS derivatives to gain exposure to specific characteristics of Agency MBS. The net impact of all derivative transactions on the Portfolio’s performance was slightly negative for the period.

As of June 30, 2023, the Portfolio was underweight U.S. Treasurys relative to the benchmark, while being overweight Agency Debentures and Agency MBS. The Portfolio holds small out-of-benchmark exposures to EM debt and structured products (including non-Agency RMBS and CMBS).

Fredrick Marki

S. Kenneth Leech

Mark S. Lindbloom

Portfolio Managers

Western Asset Mangement Company, LLC

* This commentary may include statements that constitute “forward-looking statements” under the U.S. securities laws. Forward-looking statements include, among other things, projections, estimates, and information about possible or future results related to the Portfolio, market or regulatory developments. The views expressed above are not guarantees of future performance or economic results and involve certain risks, uncertainties and assumptions that could cause actual outcomes and results to differ materially from the views expressed herein. The views expressed above are subject to change at any time based upon economic, market, or other conditions and the subadvisory firm undertakes no obligation to update the views expressed herein. Any discussions of specific securities should not be considered a recommendation to buy or sell those securities. The views expressed above (including any forward-looking statement) may not be relied upon as investment advice or as an indication of the Portfolio’s trading intent. Information about the Portfolio’s holdings, asset allocation or country diversification is historical and is not an indication of future Portfolio composition, which may vary. Direct investment in any index is not possible. The performance of any index mentioned in this commentary has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. In addition, the returns do not reflect additional fees charged by separate accounts or variable insurance contracts that an investor in the Portfolio may pay. If these additional fees were reflected, performance would have been lower.

1 The Bloomberg U.S. Intermediate Government Bond Index includes most obligations of the U.S. Treasury, agencies and quasi-federal corporations having maturities between one and ten years.

BHFTII-1

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

A $10,000 INVESTMENT COMPARED TO THE BLOOMBERG U.S. INTERMEDIATE GOVERNMENT BOND INDEX

SIX MONTH RETURN & AVERAGE ANNUAL RETURNS (%) AS OF JUNE 30, 2023

	6 Month	1 Year	5 Year	10 Year
Western Asset Management U.S. Government Portfolio
Class A	1.68	-0.92	0.67	0.96
Class B	1.50	-1.20	0.42	0.70
Class E	1.51	-1.09	0.50	0.80
Bloomberg U.S. Intermediate Government Bond Index	1.11	-0.99	0.82	0.93

Portfolio performance is calculated including reinvestment of all income and capital gain distributions. Performance numbers are net of all Portfolio expenses but do not include any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that participants may bear relating to the operations of their plans. If these charges were included, the returns would be lower. The performance of any index referenced above has not been adjusted for ongoing management, distribution and operating expenses, and sales charges applicable to mutual fund investments. Direct investment in any index is not possible. The performance of Class A shares, as set forth in the line graph above, will differ from that of other classes because of the difference in expenses paid by policyholders investing in the different share classes.

This information represents past performance and is not indicative of future results. Investment return and principal value may fluctuate so that shares, upon redemption, may be worth more or less than the original cost.

PORTFOLIO COMPOSITION AS OF JUNE 30, 2023

Top Sectors

% of Net Assets
U.S. Treasury & Government Agencies	43.5
Agency Mortgage-Backed Securities	39.3
Foreign Government	7.9
Corporate Bonds & Notes	4.2
Non-Agency Mortgage-Backed Securities	3.9
Asset-Backed Securities	0.1

BHFTII-2

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Understanding Your Portfolio’s Expenses (Unaudited)

Shareholder Expense Example

As a shareholder of the Portfolio, you incur ongoing costs, including management fees; distribution and service (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) (referred to as “expenses”) of investing in the Portfolio and compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, January 1, 2023 through June 30, 2023.

Actual Expenses

The first line for each share class of the Portfolio in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested in the particular share class of the Portfolio, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class of the Portfolio in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any fees or charges of your variable insurance product or any additional expenses that participants in certain eligible qualified plans may bear relating to the operations of their plan. Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these other costs were included, your costs would have been higher.

Western Asset Management U.S. Government Portfolio		Annualized Expense Ratio	Beginning Account Value January 1, 2023	Ending Account Value June 30, 2023	Expenses Paid During Period** January 1, 2023 to June 30, 2023
Class A (a)	Actual	0.49%	$1,000.00	$1,016.80	$2.45
	Hypothetical*	0.49%	$1,000.00	$1,022.37	$2.46

Class B (a)	Actual	0.74%	$1,000.00	$1,015.00	$3.70
	Hypothetical*	0.74%	$1,000.00	$1,021.13	$3.71

Class E (a)	Actual	0.64%	$1,000.00	$1,015.10	$3.20
	Hypothetical*	0.64%	$1,000.00	$1,021.62	$3.21

*	Hypothetical assumes a rate of return of 5% per year before expenses.
**

Expenses paid are equal to the Portfolio’s annualized expense ratio for the most recent six month period, as shown above, multiplied by the average account value over the period, multiplied by the number of days (181 days) in the most recent fiscal half-year, divided by 365 (to reflect the one-half year period).

(a)	The annualized expense ratio shown reflects the impact of the management fee waiver as described in Note 6 of the Notes to Financial Statements.

BHFTII-3

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—82.8% of Net Assets

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—39.3%
Fannie Mae 20 Yr. Pool
2.000%, 11/01/41	4,032,820	$3,427,022
2.000%, 12/01/41	177,851	150,438
2.500%, 10/01/40	2,923,697	2,585,763
2.500%, 03/01/41	477,994	420,295
2.500%, 04/01/41	818,114	718,863
2.500%, 05/01/41	1,831,632	1,607,115
3.000%, 07/01/35	426,773	397,799
3.000%, 02/01/36	660,944	613,004
3.000%, 04/01/36	495,991	460,267
3.000%, 07/01/36	1,059,044	980,467
3.000%, 08/01/36	5,534,115	5,121,781
3.000%, 10/01/36	2,188,588	2,023,451
3.000%, 12/01/36	1,809,041	1,671,427
3.000%, 12/01/37	413,507	380,687
3.000%, 06/01/38	558,290	516,893
3.500%, 12/01/34	124,255	117,581
3.500%, 01/01/35	84,743	80,192
3.500%, 02/01/37	149,730	141,683
3.500%, 03/01/37	96,917	91,720
3.500%, 12/01/37	158,970	150,421
3.500%, 08/01/39	153,556	145,313
3.500%, 02/01/40	611,201	573,787
3.500%, 06/01/42	2,382,808	2,213,349
4.500%, 11/01/31	202,783	199,015
4.500%, 12/01/31	249,941	245,298
Fannie Mae 30 Yr. Pool
2.000%, 08/01/50	136,366	112,818
2.000%, 09/01/50	217,991	179,552
2.000%, 10/01/50	1,322,116	1,088,564
2.000%, 12/01/50	2,757,396	2,267,694
2.000%, 01/01/51	6,743,069	5,553,696
2.000%, 02/01/51	4,386,981	3,621,615
2.000%, 03/01/51	9,694,673	7,986,397
2.000%, 04/01/51	7,339,942	6,019,948
2.000%, 05/01/51	8,881,858	7,269,985
2.000%, 08/01/51	973,044	797,133
2.000%, 10/01/51	1,960,188	1,614,844
2.000%, 11/01/51	1,097,501	899,129
2.000%, 01/01/52	2,312,118	1,893,457
2.000%, 02/01/52	2,550,346	2,095,463
2.000%, 03/01/52	5,104,180	4,197,770
2.500%, 06/01/50	441,986	378,255
2.500%, 09/01/50	846,844	723,816
2.500%, 10/01/50	1,975,800	1,696,626
2.500%, 11/01/50	763,719	653,559
2.500%, 12/01/50	224,493	191,751
2.500%, 01/01/51	317,153	272,488
2.500%, 02/01/51	1,913,627	1,638,962
2.500%, 03/01/51	1,810,467	1,547,168
2.500%, 04/01/51	713,815	613,625
2.500%, 05/01/51	2,247,096	1,925,866
2.500%, 06/01/51	2,736,886	2,347,302
2.500%, 07/01/51	2,827,606	2,430,440
2.500%, 08/01/51	877,043	752,793
2.500%, 09/01/51	4,907,052	4,199,749

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
2.500%, 10/01/51	6,023,491	5,140,793
2.500%, 11/01/51	1,474,706	1,268,536
2.500%, 12/01/51	6,784,857	5,802,050
2.500%, 01/01/52	3,119,882	2,683,647
2.500%, 02/01/52	9,690,697	8,266,942
2.500%, 03/01/52	3,407,425	2,904,061
2.500%, 04/01/52	360,114	308,096
3.000%, 09/01/42	1,183,666	1,068,555
3.000%, 06/01/43	164,046	148,086
3.000%, 07/01/43	405,999	366,836
3.000%, 10/01/43	381,716	345,013
3.000%, 01/01/45	341,566	308,371
3.000%, 08/01/46	366,216	327,867
3.000%, 09/01/46	268,436	240,484
3.000%, 02/01/47	83,396	75,290
3.000%, 08/01/47	40,374	36,148
3.000%, 11/01/48	3,596,036	3,218,307
3.000%, 01/01/50	86,783	77,493
3.000%, 02/01/50	11,399,302	10,233,873
3.000%, 03/01/50	5,748,740	5,102,650
3.000%, 08/01/50	838,816	743,208
3.000%, 11/01/50	784,875	699,041
3.000%, 05/01/51	475,594	422,056
3.000%, 06/01/51	461,100	411,125
3.000%, 08/01/51	1,981,595	1,768,061
3.000%, 09/01/51	975,647	863,280
3.000%, 10/01/51	2,046,724	1,810,781
3.000%, 11/01/51	2,586,618	2,301,900
3.000%, 12/01/51	783,442	698,325
3.000%, 01/01/52	3,291,457	2,918,899
3.000%, 02/01/52	1,028,611	914,275
3.000%, 03/01/52	6,287,144	5,607,705
3.000%, 04/01/52	560,756	493,943
3.500%, 12/01/42	157,215	147,149
3.500%, 03/01/43	985,044	925,039
3.500%, 12/01/46	1,590,377	1,485,861
3.500%, 03/01/47	133,587	123,290
3.500%, 11/01/48	400,000	372,031
3.500%, 06/01/49	9,855,161	9,095,832
3.500%, 03/01/50	157,096	144,967
3.500%, 09/01/51	138,660	126,871
3.500%, 12/01/51	694,342	635,482
3.500%, 01/01/52	1,262,771	1,160,508
3.500%, 03/01/52	1,735,193	1,593,566
3.500%, 04/01/52	4,600,550	4,212,636
3.500%, 05/01/52	5,854,417	5,374,094
4.000%, 02/01/40	309,293	297,385
4.000%, 06/01/42	2,420,230	2,348,875
4.000%, 07/01/42	639,611	615,166
4.000%, 05/01/43	5,700,432	5,480,863
4.000%, 10/01/43	2,824,850	2,714,382
4.000%, 09/01/44	425,561	407,239
4.000%, 05/01/48	3,442,685	3,286,690
4.000%, 10/01/48	1,941,823	1,846,553
4.000%, 07/01/50	464,235	440,532
4.000%, 05/01/52	1,234,221	1,165,464
4.000%, 06/01/52	3,670,916	3,462,474

See accompanying notes to financial statements.

BHFTII-4

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae 30 Yr. Pool
4.000%, 07/01/52	5,836,333	$5,484,864
4.500%, 10/01/41	1,678,839	1,655,672
4.500%, 10/01/44	544,585	534,412
4.500%, 01/01/45	44,523	43,958
4.500%, 05/01/46	349,899	343,372
4.500%, 06/01/47	164,501	161,674
4.500%, 07/01/47	616,781	605,887
4.500%, 08/01/47	39,914	38,990
4.500%, 06/01/48	215,111	211,308
4.500%, 07/01/48	465,841	457,936
4.500%, 08/01/48	763,857	748,863
4.500%, 11/01/48	406,791	397,712
4.500%, 02/01/49	154,289	150,931
4.500%, 08/01/49	171,092	167,899
4.500%, 09/01/49	2,407,692	2,360,507
4.500%, 11/01/49	611,533	600,119
4.500%, 03/01/50	424,677	413,724
4.500%, 04/01/50	108,654	104,901
4.500%, 06/01/52	823,534	792,871
4.500%, 07/01/52	5,444,530	5,241,681
4.500%, 08/01/58	796,352	769,644
5.000%, 01/01/39	3,334	3,358
5.000%, 12/01/39	5,482	5,507
5.000%, 05/01/40	14,491	14,468
5.000%, 07/01/40	10,657	10,732
5.000%, 11/01/40	266,942	268,856
5.000%, 01/01/41	24,839	24,780
5.000%, 02/01/41	21,807	21,637
5.000%, 04/01/41	28,886	29,072
5.000%, 05/01/41	650,803	654,341
5.000%, 06/01/41	52,392	52,725
5.000%, 12/01/47	1,363,150	1,372,867
5.000%, 06/01/52	465,354	458,908
5.000%, 07/01/52	365,150	358,444
5.000%, 12/01/52	95,512	93,671
5.000%, 01/01/53	487,634	478,313
5.000%, 02/01/53	497,644	488,747
5.000%, 04/01/53	383,832	376,494
5.500%, 08/01/52	171,765	171,539
6.000%, 07/01/41	190,061	197,353
6.500%, 03/01/26	251	256
6.500%, 04/01/29	25,503	26,059
7.000%, 02/01/29	227	225
7.000%, 11/01/37	12,275	12,132
7.000%, 12/01/37	6,946	6,962
7.000%, 02/01/38	2,500	2,473
7.000%, 11/01/38	26,415	27,265
7.000%, 02/01/39	318,637	335,538
8.000%, 05/01/28	233	232
8.000%, 07/01/32	622	629
Fannie Mae Interest Strip (CMO)
3.500%, 11/25/41 (a)	610,145	92,490
4.000%, 04/25/42 (a)	888,870	162,950
4.500%, 11/25/39 (a)	498,783	90,843

Agency Sponsored Mortgage-Backed—(Continued)
Fannie Mae Pool
2.149%, 02/01/32 (b)	437,900	364,675
2.500%, 10/01/50	460,924	381,877
2.500%, 05/01/51	476,668	390,202
2.500%, 01/01/52	468,425	383,443
2.500%, 09/01/61	5,297,999	4,346,572
2.930%, 06/01/30	150,744	138,756
3.250%, 05/01/29	96,723	90,435
3.450%, 03/01/29	94,934	89,765
3.500%, 08/01/42	2,720,282	2,528,948
3.500%, 09/01/42	195,628	181,870
3.500%, 10/01/42	1,388,440	1,290,474
4.000%, 10/01/42	759,184	727,732
4.000%, 11/01/42	524,781	503,087
4.000%, 07/01/43	19,362	18,562
4.000%, 08/01/43	506,188	484,692
4.500%, 01/01/59	1,608,662	1,554,710
6.500%, 12/01/27	426	426
6.500%, 05/01/32	3,635	3,669
Fannie Mae REMICS (CMO)
Zero Coupon, 03/25/42 (c)	142,179	125,505
1.000%, -1 x 1M LIBOR + 6.150%, 03/25/42 (a) (b)	2,312,790	111,987
1.000%, -1 x 1M LIBOR + 6.150%, 12/25/42 (a) (b)	249,716	25,316
1.400%, -1 x 1M LIBOR + 6.550%, 10/25/41 (a) (b)	1,570,358	109,348
1.500%, -1 x 1M LIBOR + 6.650%, 03/25/42 (a) (b)	559,240	31,342
3.500%, 10/25/48	34,446	31,850
4.261%, 01/25/43 (b)	110,335	103,029
5.500%, 07/25/41	2,911,184	2,931,625
5.500%, 04/25/42	653,988	656,822
6.000%, 05/25/42	395,655	410,471
6.500%, 06/25/39	11,609	11,729
6.500%, 07/25/42	753,077	787,560
Fannie Mae-ACES
2.232%, 02/25/27	589,896	547,971
3.061%, 05/25/27 (b)	166,237	156,189
Freddie Mac 15 Yr. Pool
3.000%, 09/01/32	179,256	168,721
3.500%, 04/01/33	1,643,561	1,574,989
Freddie Mac 20 Yr. Gold Pool
3.000%, 04/01/38	345,289	317,892
Freddie Mac 20 Yr. Pool
1.500%, 05/01/41	3,955,997	3,215,011
1.500%, 07/01/41	2,907,556	2,360,220
1.500%, 10/01/41	704,730	571,115
1.500%, 11/01/41	89,044	72,124
2.000%, 09/01/41	2,828,682	2,406,695
2.000%, 01/01/42	2,556,034	2,171,889
2.500%, 04/01/41	151,378	133,103
2.500%, 07/01/51	288,443	236,047
3.500%, 01/01/38	1,890,768	1,788,402
Freddie Mac 30 Yr. Gold Pool
3.000%, 04/01/47	464,198	415,895
3.500%, 06/01/46	258,335	240,531

See accompanying notes to financial statements.

BHFTII-5

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Gold Pool
4.000%, 04/01/43	549,245	$525,780
4.000%, 07/01/43	1,588,442	1,528,307
4.000%, 08/01/43	1,573,430	1,513,280
4.500%, 06/01/38	476,872	470,603
4.500%, 04/01/47	276,520	269,740
4.500%, 05/01/47	246,458	242,135
4.500%, 06/01/47	453,724	445,003
4.500%, 04/01/49	229,790	225,469
5.000%, 08/01/33	8,401	8,471
5.000%, 01/01/40	7,717	7,740
5.000%, 04/01/41	9,220	9,297
5.000%, 04/01/44	16,978	17,047
6.500%, 09/01/39	89,125	93,244
8.000%, 09/01/30	1,205	1,237
Freddie Mac 30 Yr. Pool
2.000%, 11/01/50	874,454	722,685
2.000%, 02/01/51	2,248,874	1,858,006
2.000%, 03/01/51	3,451,250	2,842,971
2.000%, 04/01/51	2,064,406	1,710,894
2.000%, 05/01/51	3,672,016	3,019,164
2.000%, 06/01/51	4,756,180	3,908,615
2.000%, 08/01/51	1,306,597	1,069,277
2.000%, 11/01/51	6,025,113	4,926,591
2.000%, 01/01/52	94,611	77,428
2.000%, 02/01/52	554,239	454,290
2.500%, 06/01/50	123,892	106,179
2.500%, 10/01/50	1,142,914	983,474
2.500%, 11/01/50	3,742,989	3,219,832
2.500%, 12/01/50	4,081,988	3,504,141
2.500%, 01/01/51	1,163,689	994,495
2.500%, 02/01/51	529,046	449,682
2.500%, 03/01/51	226,575	195,668
2.500%, 05/01/51	164,123	142,270
2.500%, 07/01/51	4,416,707	3,776,187
2.500%, 08/01/51	3,056,898	2,624,601
2.500%, 09/01/51	2,641,337	2,248,374
2.500%, 11/01/51	9,903,822	8,489,022
2.500%, 01/01/52	22,178,752	18,997,599
2.500%, 02/01/52	1,192,658	1,023,911
2.500%, 03/01/52	636,744	546,065
3.000%, 10/01/46	264,946	237,187
3.000%, 09/01/48	1,102,922	985,775
3.000%, 09/01/49	3,238,640	2,894,778
3.000%, 11/01/49	710,702	633,921
3.000%, 01/01/50	44,499	39,647
3.000%, 03/01/50	63,449	56,595
3.000%, 05/01/50	177,935	158,893
3.000%, 02/01/51	254,097	225,572
3.000%, 06/01/51	80,585	71,625
3.000%, 10/01/51	552,580	490,990
3.000%, 01/01/52	2,593,266	2,289,725
3.000%, 04/01/52	1,059,379	937,183
3.500%, 07/01/47	4,059,463	3,746,386
3.500%, 01/01/48	83,865	77,417
3.500%, 04/01/52	3,755,552	3,445,376
3.500%, 05/01/52	1,224,759	1,122,009

Agency Sponsored Mortgage-Backed—(Continued)
Freddie Mac 30 Yr. Pool
4.000%, 10/01/51	155,525	146,211
4.000%, 05/01/52	1,016,369	954,746
4.000%, 06/01/52	3,258,024	3,060,497
4.000%, 07/01/52	293,011	275,000
4.500%, 03/01/49	192,489	188,418
4.500%, 07/01/49	342,221	334,348
4.500%, 09/01/50	25,428	24,827
4.500%, 06/01/52	4,093,950	3,953,183
5.000%, 01/01/36	10,437	10,511
5.000%, 06/01/41	969,493	969,733
5.000%, 07/01/52	1,867,016	1,833,654
5.000%, 12/01/52	392,669	385,397
5.000%, 01/01/53	1,066,390	1,046,617
5.000%, 03/01/53	589,393	580,313
5.000%, 04/01/53	798,142	782,885
5.500%, 04/01/53	1,882,075	1,874,958
6.000%, 10/01/36	263,079	271,961
Freddie Mac ARM Non-Gold Pool
2.107%, 5Y H15 + 1.285%, 03/01/47 (b)	251,202	236,042
2.872%, 12M LIBOR + 1.619%, 11/01/47 (b)	973,120	920,637
3.005%, 12M LIBOR + 1.628%, 11/01/48 (b)	3,352,814	3,140,312
3.098%, 12M LIBOR + 1.621%, 02/01/50 (b)	1,634,426	1,548,593
Freddie Mac Multifamily Structured Pass-Through Certificates
0.511%, 12/25/28 (a) (b)	63,188,740	1,088,470
0.637%, 01/25/34 (a) (b)	51,683,764	1,844,299
0.654%, 01/25/29 (a) (b)	84,970,880	2,073,239
0.833%, 09/25/27 (a) (b)	16,772,885	434,882
0.938%, 11/25/30 (a) (b)	26,254,195	1,249,046
0.971%, 11/25/30 (a) (b)	34,593,922	1,717,443
3.291%, 03/25/27	4,670,000	4,387,674
Freddie Mac Pool
3.500%, 10/01/42	388,862	361,515
3.500%, 02/01/44	156,942	145,889
Freddie Mac REMICS (CMO)
2.500%, 01/25/51 (a)	22,961,679	3,627,422
4.500%, 04/15/32	114,469	111,389
6.000%, 05/15/36	177,449	182,377
Freddie Mac STACR REMIC Trust (CMO)
6.067%, SOFR30A + 1.000%, 01/25/42 (144A) (b)	2,511,837	2,468,150
6.367%, SOFR30A + 1.300%, 02/25/42 (144A) (b)	2,447,093	2,433,067
6.567%, SOFR30A + 1.500%, 10/25/41 (144A) (b)	2,270,000	2,213,250
7.167%, SOFR30A + 2.100%, 10/25/33 (144A) (b)	980,000	961,272
7.267%, SOFR30A + 2.200%, 05/25/42 (144A) (b)	990,017	996,334
7.367%, SOFR30A + 2.300%, 08/25/33 (144A) (b)	1,909,785	1,910,981
7.467%, SOFR30A + 2.400%, 02/25/42 (144A) (b)	3,420,000	3,379,405
Ginnie Mae I 30 Yr. Pool
3.000%, 09/15/42	302,770	275,885
3.000%, 10/15/42	1,644,958	1,489,863
3.000%, 11/15/42	601,940	541,053
3.500%, 06/15/48	1,975,401	1,865,500
3.500%, 05/15/50	328,862	307,731
4.000%, 03/15/50	32,069	30,739
5.500%, 06/15/36	146,619	150,007
6.000%, 03/15/33	340,900	348,770
6.500%, 06/15/31	838	854
6.500%, 08/15/34	65,070	66,375

See accompanying notes to financial statements.

BHFTII-6

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae I 30 Yr. Pool
7.500%, 09/15/29	478	$480
8.500%, 06/15/25	2,290	2,293
Ginnie Mae II 30 Yr. Pool
2.000%, 04/20/51	543,489	458,157
2.500%, 10/20/49	386,035	336,745
2.500%, 02/20/51	5,469,913	4,758,466
2.500%, 03/20/51	5,696,886	4,952,472
2.500%, 04/20/51	805,493	700,089
2.500%, 06/20/51	85,420	73,176
2.500%, 08/20/51	84,622	72,501
2.500%, 10/20/51	3,639,061	3,149,977
2.500%, 11/20/51	174,987	151,505
2.500%, 12/20/51	978,777	846,106
2.500%, 08/20/52	15,252,749	13,213,692
2.500%, TBA (d)	100,000	86,586
3.000%, 11/20/46	166,619	151,209
3.000%, 09/20/47	53,022	47,980
3.000%, 11/20/47	67,273	60,902
3.000%, 12/20/47	714,342	645,990
3.000%, 01/20/50	609,479	547,998
3.000%, 02/20/51	106,528	96,120
3.000%, 09/20/51	8,825,300	7,915,863
3.000%, 11/20/51	11,497,855	10,306,379
3.000%, 01/20/52	94,846	83,800
3.000%, 02/20/52	2,543,313	2,280,486
3.000%, 03/20/52	1,062,281	951,648
3.000%, 04/20/52	2,426,495	2,126,394
3.500%, 06/20/44	646,107	608,692
3.500%, 03/20/45	50,327	47,170
3.500%, 01/20/46	132,736	124,613
3.500%, 03/20/46	705,505	660,747
3.500%, 04/20/46	368,231	344,876
3.500%, 05/20/46	172,680	161,900
3.500%, 06/20/46	293,395	275,180
3.500%, 07/20/46	177,222	165,981
3.500%, 09/20/46	16,224	15,205
3.500%, 05/20/47	2,351,058	2,208,593
3.500%, 09/20/48	446,786	417,633
3.500%, 02/20/49	13,920	12,995
3.500%, 10/20/49	106,161	97,817
3.500%, 01/20/50	1,007,786	936,585
3.500%, 02/20/50	151,316	139,641
3.500%, 07/20/50	178,590	166,562
3.500%, 02/20/52	10,426,025	9,622,391
3.500%, 03/20/52	478,440	436,787
3.500%, 06/20/52	564,809	510,049
4.000%, 09/20/45	223,205	216,272
4.000%, 11/20/45	2,631,262	2,532,096
4.000%, 08/20/46	1,914,402	1,835,115
4.000%, 06/20/47	847,338	813,314
4.000%, 07/20/47	143,375	137,626
4.000%, 11/20/47	408,804	392,377
4.000%, 12/20/47	157,791	151,451
4.000%, 02/20/48	147,429	141,502
4.000%, 03/20/48	1,135,741	1,090,270
4.000%, 04/20/48	139,845	134,019

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
4.000%, 08/20/48	1,575,690	1,509,486
4.000%, 09/20/48	438,790	418,638
4.000%, 03/20/49	243,014	232,362
4.000%, 04/20/49	210,654	201,313
4.000%, 11/20/49	76,561	72,729
4.000%, 01/20/50	119,575	116,181
4.000%, 02/20/50	94,353	91,465
4.000%, 03/20/50	59,635	57,927
4.000%, 04/20/50	423,945	404,439
4.000%, 06/20/52	1,054,264	1,000,176
4.000%, 04/20/53	297,998	281,951
4.000%, TBA (d)	800,000	756,969
4.500%, 01/20/40	186,240	184,941
4.500%, 05/20/40	236,954	235,299
4.500%, 09/20/40	5,305	5,242
4.500%, 01/20/41	45,281	44,965
4.500%, 07/20/41	290,385	288,359
4.500%, 08/20/47	273,346	268,161
4.500%, 04/20/48	414,562	405,922
4.500%, 05/20/48	761,159	745,071
4.500%, 06/20/48	761,659	745,071
4.500%, 07/20/48	57,607	56,186
4.500%, 08/20/48	1,942,000	1,898,199
4.500%, 09/20/48	167,022	163,252
4.500%, 10/20/48	404,683	395,449
4.500%, 12/20/48	177,172	173,064
4.500%, 01/20/49	1,550,494	1,514,338
4.500%, 02/20/49	574,642	561,071
4.500%, 03/20/49	1,477,052	1,442,168
4.500%, 04/20/49	186,423	182,024
4.500%, 02/20/50	258,146	252,179
4.500%, 03/20/50	167,600	163,825
4.500%, 12/20/50	250,367	244,555
4.500%, 05/20/52	1,232,973	1,190,756
4.500%, 08/20/52	967,684	934,599
4.500%, 09/20/52	2,619,427	2,534,918
4.500%, TBA (d)	400,000	386,063
5.000%, 07/20/40	191,110	194,186
5.000%, 05/20/48	127,429	127,124
5.000%, 10/20/48	247,562	246,778
5.000%, 11/20/48	337,424	336,685
5.000%, 12/20/48	390,665	389,007
5.000%, 01/20/49	260,322	258,904
5.000%, 03/20/49	79,133	78,700
5.000%, 04/20/49	187,742	186,655
5.000%, 12/20/49	117,703	117,421
5.000%, 01/20/50	78,515	78,243
5.000%, 04/20/50	65,463	65,350
5.000%, 09/20/52	484,843	483,252
5.000%, 10/20/52	1,856,652	1,829,735
5.000%, 11/20/52	1,470,032	1,445,837
5.000%, 12/20/52	196,652	193,434
5.000%, 01/20/53	882,176	879,248
5.000%, 02/20/53	694,532	687,513
5.000%, TBA (d)	300,000	294,797
5.500%, 11/20/52	1,766,943	1,760,247

See accompanying notes to financial statements.

BHFTII-7

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Agency Sponsored Mortgage-Backed—(Continued)
Ginnie Mae II 30 Yr. Pool
5.500%, 02/20/53	1,690,686	$1,695,188
5.500%, TBA (d)	800,000	796,250
6.000%, 11/20/34	551	576
6.000%, 06/20/35	855	895
6.000%, 07/20/36	42,064	44,005
6.000%, 09/20/36	2,041	2,136
6.000%, 07/20/38	118,390	123,884
6.000%, 09/20/38	283,533	296,623
6.000%, 06/20/39	1,391	1,455
6.000%, 05/20/40	22,940	23,992
6.000%, 06/20/40	79,493	83,168
6.000%, 08/20/40	45,923	48,055
6.000%, 09/20/40	101,394	106,105
6.000%, 10/20/40	47,216	49,402
6.000%, 11/20/40	86,349	90,356
6.000%, 01/20/41	47,857	49,355
6.000%, 03/20/41	310,221	324,450
6.000%, 07/20/41	71,822	75,155
6.000%, 12/20/41	36,693	38,396
6.500%, 10/20/37	112,981	119,011
Government National Mortgage Association
Zero Coupon, 09/16/46 (a) (b)	7,836,770	78
0.029%, 03/16/49 (a) (b)	1,234,582	142
0.051%, 10/16/54 (a) (b)	10,508,672	15,764
0.095%, 04/16/54 (a) (b)	13,225,056	57,152
0.130%, 02/16/53 (a) (b)	4,582,415	13,501
0.147%, 02/16/48 (a) (b)	912,819	4,059
0.618%, 03/16/60 (a) (b)	1,438,145	50,451
0.629%, 09/16/55 (a) (b)	6,298,380	158,357
0.633%, 10/16/58 (a) (b)	11,351,668	374,233
0.640%, 02/16/61 (a) (b)	1,363,587	67,223
0.706%, 12/16/59 (a) (b)	26,630,013	1,141,719
1.012%, 02/16/46 (a) (b)	2,886,499	47,529
Government National Mortgage Association (CMO)
0.942%, 1M LIBOR + 6.100%, 08/16/42 (a) (b)	363,745	33,254
1.504%, 1M LIBOR + 6.650%, 01/20/40 (a) (b)	35,696	233
3.000%, 07/20/49	573,174	509,042
3.765%, 12M LIBOR + 0.250%, 10/20/68 (b)	1,570,331	1,549,934
4.000%, 08/20/48	44,672	42,520
4.389%, 1M LIBOR + 0.450%, 07/20/70 (b)	1,829,801	1,767,158
4.423%, 1M LIBOR + 0.450%, 07/20/70 (b)	2,721,460	2,623,688
4.548%, 1M LIBOR + 0.500%, 07/20/70 (b)	288,745	280,380
4.855%, 1M LIBOR + 1.150%, 05/20/70 (b)	1,058,837	1,047,643
5.474%, 1M LIBOR + 0.380%, 12/20/60 (b)	7,767,021	7,709,675
5.494%, 1M LIBOR + 0.400%, 12/20/60 (b)	1,646,866	1,635,908
5.494%, 1M LIBOR + 0.400%, 08/20/70 (b)	46,731	46,278
5.524%, 1M LIBOR + 0.430%, 10/20/64 (b)	2,964,273	2,939,886
5.574%, 1M LIBOR + 0.480%, 03/20/61 (b)	1,355,645	1,348,079
5.594%, 1M LIBOR + 0.500%, 12/20/60 (b)	13,519,259	13,440,024
6.344%, 1M LIBOR + 1.250%, 04/20/70 (b)	110,498	111,339
Uniform Mortgage-Backed Securities 30 Yr. Pool
5.000%, TBA (d)	2,500,000	2,449,609

		568,886,600

Federal Agencies—35.9%
Fannie Mae Principal Strip
Zero Coupon, 05/15/30	30,000,000	22,431,234
Federal Agricultural Mortgage Corp.
0.260%, 10/02/23	10,000,000	9,874,312
Federal Farm Credit Banks Funding Corp.
0.200%, 01/04/24	10,000,000	9,736,366
0.220%, 09/08/23	10,000,000	9,907,606
0.230%, 01/19/24	15,000,000	14,578,223
0.375%, 01/15/25	10,000,000	9,295,701
0.460%, 11/03/25	10,000,000	9,063,632
0.500%, 12/01/23	30,000,000	29,387,618
0.680%, 12/20/23	10,000,000	9,784,238
0.780%, 06/16/25	10,000,000	9,210,643
0.875%, 11/18/24	5,000,000	4,709,539
1.050%, 11/17/25	10,000,000	9,139,096
1.240%, 09/03/30	8,000,000	6,425,487
1.680%, 09/17/35	1,195,000	867,049
1.750%, 02/25/25	18,350,000	17,415,067
2.600%, 04/05/27	10,000,000	9,371,257
2.625%, 05/16/24	15,000,000	14,636,200
2.700%, 10/26/27	10,000,000	9,354,243
5.480%, 06/27/42	3,000,000	2,916,273
Federal Home Loan Banks
0.125%, 08/28/23	7,000,000	6,942,344
0.375%, 09/04/25	15,000,000	13,664,431
0.500%, 04/14/25	14,000,000	12,952,729
1.750%, 09/12/25	10,000,000	9,343,727
2.250%, 03/04/36	10,000,000	7,645,055
2.500%, 02/13/24	10,000,000	9,824,976
2.750%, 12/13/24	10,000,000	9,645,839
3.000%, 07/08/24	7,000,000	6,829,062
3.250%, 11/16/28	20,000,000	19,113,456
Federal Home Loan Mortgage Corp.
Zero Coupon, 12/14/29	7,443,000	5,692,269
Zero Coupon, 12/17/29	5,562,000	4,257,684
Zero Coupon, 12/15/36	24,765,000	13,444,909
0.125%, 10/16/23	10,000,000	9,846,272
0.250%, 11/06/23	10,000,000	9,827,061
Federal National Mortgage Association
0.625%, 04/22/25	5,000,000	4,624,078
2.625%, 09/06/24	22,000,000	21,347,830
Freddie Mac Strips
Zero Coupon, 07/15/28	5,400,000	4,374,827
Zero Coupon, 07/15/32	9,000,000	6,075,073
Resolution Funding Corp. Interest Strip
Zero Coupon, 07/15/26	4,230,000	3,674,481
Zero Coupon, 07/15/27	8,012,000	6,694,237
Zero Coupon, 01/15/29	6,988,000	5,396,607
Zero Coupon, 07/15/29	14,000,000	10,689,161
Zero Coupon, 10/15/29	14,996,000	11,422,477
Resolution Funding Corp. Principal Strip
Zero Coupon, 01/15/30	30,000,000	22,505,394
Zero Coupon, 04/15/30	40,000,000	29,654,777
Tennessee Valley Authority
3.875%, 03/15/28	15,000,000	14,758,408

See accompanying notes to financial statements.

BHFTII-8

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

U.S. Treasury & Government Agencies—(Continued)

Security Description	Principal Amount*	Value

Federal Agencies—(Continued)
United States Department of Housing and Urban Development
2.668%, 08/01/24	8,000,000	$7,763,246
2.738%, 08/01/25	6,000,000	5,703,898
United States International Development Finance Corp.
1.110%, 05/15/29	12,000,000	10,655,561
3.540%, 06/15/30	8,235,556	7,781,517

		520,255,170

U.S. Treasury—7.6%
U.S. Treasury Bonds
3.000%, 05/15/45	4,600,000	3,885,024
4.000%, 11/15/42	5,400,000	5,365,406
U.S. Treasury Inflation Indexed Notes
0.500%, 01/15/28 (e)	12,911,325	12,075,367
1.625%, 10/15/27 (e)	15,358,650	15,131,420
U.S. Treasury Notes
1.125%, 08/31/28	39,000,000	33,602,461
1.875%, 07/31/26	42,900,000	39,719,367

		109,779,045

Total U.S. Treasury & Government Agencies (Cost $1,315,742,238)		1,198,920,815

Foreign Government—7.9%

Sovereign—7.9%
Colombia Government International Bond
5.625%, 02/26/44	4,840,000	3,594,949
Indonesia Government International Bond
4.750%, 02/11/29	6,280,000	6,231,330
Israel Government AID Bonds
5.500%, 09/18/23	2,000,000	1,999,163
5.500%, 12/04/23	33,000,000	32,982,123
5.500%, 04/26/24	21,550,000	21,533,391
5.500%, 09/18/33	6,961,000	7,644,611
Mexico Government International Bond
4.500%, 04/22/29 (f)	12,280,000	11,915,932
Panama Government International Bond
3.750%, 03/16/25	5,650,000	5,465,785
Peruvian Government International Bonds
3.300%, 03/11/41	3,420,000	2,632,237
3.550%, 03/10/51	1,090,000	814,786
3.600%, 01/15/72	1,580,000	1,073,231
6.550%, 03/14/37	320,000	358,400
Qatar Government International Bond
5.103%, 04/23/48 (144A)	7,300,000	7,268,552
Republic of Poland Government International Bonds
3.250%, 04/06/26	5,010,000	4,816,213
4.000%, 01/22/24	2,858,000	2,831,626
Uruguay Government International Bond
5.100%, 06/18/50	3,200,000	3,182,887

Total Foreign Government (Cost $130,605,581)		114,345,216

Corporate Bonds & Notes—4.2%
Security Description	Principal Amount*	Value

Chemicals—0.1%
MEGlobal B.V.
4.250%, 11/03/26 (144A)	1,540,000	$1,476,050

Diversified Financial Services—3.1%
Private Export Funding Corp.
3.250%, 06/15/25	20,000,000	19,258,539
5.500%, 03/14/25 (144A)	25,000,000	25,051,278

		44,309,817

Electric—0.6%
Enel Chile S.A.
4.875%, 06/12/28	4,000,000	3,845,727
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
5.450%, 05/21/28 (144A)	4,000,000	4,010,400

		7,856,127

Oil & Gas—0.4%
Ecopetrol S.A.
5.375%, 06/26/26	4,260,000	4,076,862
Petroleos Mexicanos
6.375%, 01/23/45	3,610,000	2,217,257

		6,294,119

Total Corporate Bonds & Notes (Cost $48,727,744)		59,936,113

Mortgage-Backed Securities—3.9%

Collateralized Mortgage Obligations—2.1%
Alternative Loan Trust
5.357%, 1M LIBOR + 0.200%, 07/20/46 (b)	936,128	747,010
Banc of America Mortgage Trust
4.370%, 07/25/35 (b)	10,877	9,931
CIM Trust
1.425%, 07/25/61 (144A) (b)	2,477,724	2,108,178
5.000%, 05/25/62 (144A) (b)	2,902,057	2,811,147
Citigroup Mortgage Loan Trust, Inc.
5.410%, 1Y H15 + 2.400%, 10/25/35 (b)	25,253	23,446
Credit Suisse Mortgage Trust
0.830%, 03/25/56 (144A) (b)	663,262	504,522
1.169%, 03/25/56 (144A) (b)	570,982	400,848
CSMC Trust
0.938%, 05/25/66 (144A) (b)	1,028,049	794,219
1.756%, 10/25/66 (144A) (b)	665,513	548,139
2.000%, 10/25/60 (144A) (b)	838,186	723,791
3.904%, 04/25/62 (144A) (b)	1,826,406	1,669,871
7.317%, SOFR30A + 2.500%, 10/25/66 (144A) † (b)	2,134,486	2,076,192
Ellington Financial Mortgage Trust
3.001%, 01/25/67 (144A) (b)	950,000	671,080
GMACM Mortgage Loan Trust
3.623%, 11/19/35 (b)	73,899	67,561
GS Mortgage-Backed Securities Trust
3.750%, 10/25/57 (144A)	1,674,065	1,580,044
4.000%, 05/25/62 (144A) (b)	737,699	661,595

See accompanying notes to financial statements.

BHFTII-9

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Mortgage-Backed Securities—(Continued)

Security Description	Principal Amount*	Value

Collateralized Mortgage Obligations—(Continued)
JPMorgan Mortgage Trust
3.500%, 10/25/48 (144A) (b)	403,682	$357,069
4.274%, 06/25/34 (b)	42,335	39,382
Legacy Mortgage Asset Trust
2.250%, 07/25/67 (144A) (g)	757,684	700,274
MASTR Adjustable Rate Mortgages Trust
2.874%, 02/25/34 (b)	98,771	80,821
MASTR Reperforming Loan Trust
3.491%, 05/25/35 (144A) (b)	1,892,336	975,386
7.000%, 08/25/34 (144A)	192,869	147,372
Morgan Stanley Mortgage Loan Trust
3.162%, 07/25/35 (b)	50,900	44,158
5.290%, 1M LIBOR + 0.140%, 06/25/36 (b)	413,267	82,009
New Residential Mortgage Loan Trust
1.156%, 11/27/56 (144A) (b)	575,178	464,365
2.750%, 07/25/59 (144A) (b)	1,292,993	1,191,854
3.250%, 09/25/56 (144A) (b)	1,101,086	987,952
4.000%, 02/25/57 (144A) (b)	949,405	884,842
4.000%, 05/25/57 (144A) (b)	1,428,523	1,305,305
NovaStar Mortgage Funding Trust
0.440%, 1M LIBOR + 0.380%, 09/25/46 (b)	415,675	396,967
OBX Trust
1.054%, 07/25/61 (144A) (b)	704,665	529,595
5.949%, 02/25/63 (144A) (g)	707,959	701,368
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
1.510%, 08/25/56 (144A) (b)	1,592,910	1,240,085
2.071%, 11/25/56 (144A) (b)	824,435	674,829
Reperforming Loan REMIC Trust
5.570%, 1M LIBOR + 0.420%, 07/25/36 (144A) (b)	178,299	161,885
SACO I Trust
4.192%, 06/25/21 (144A) (b)	17,331	14,334
Structured Asset Mortgage Investments II Trust
5.510%, 1M LIBOR + 0.360%, 07/25/46 (b)	83,426	69,041
Structured Asset Securities Corp.
3.788%, 06/25/35 (144A) (b)	55,703	49,450
5.500%, 1M LIBOR + 0.350%, 04/25/35 (144A) (b)	1,224,218	1,055,480
Towd Point Mortgage Trust
1.636%, 04/25/60 (144A) (b)	818,970	707,403
3.000%, 04/25/60 (144A) (b)	940,000	705,903
7.050%, 1M LIBOR + 1.900%, 05/25/58 (144A) (b)	950,000	929,065

		29,893,768

Commercial Mortgage-Backed Securities—1.8%
BANK
3.538%, 11/15/54	1,580,000	1,449,213
5.779%, 04/15/56	770,000	766,691
Benchmark Mortgage Trust
5.525%, 04/15/56	2,700,000	2,742,935
BLP Commercial Mortgage Trust
6.839%, 1M LIBOR + 1.692%, 03/15/40 (144A) (b)	4,300,000	4,235,883
BX Commercial Mortgage Trust
7.428%, 1M LIBOR + 2.281%, 06/15/40 (144A) (b)	1,130,000	1,125,752
BX Trust
5.997%, 1M LIBOR + 0.850%, 01/15/39 (144A) (b)	3,000,000	2,915,338
6.062%, 1M LIBOR + 0.914%, 02/15/36 (144A) (b)	740,000	716,432

Commercial Mortgage-Backed Securities—(Continued)
Citigroup Commercial Mortgage Trust
6.015%, 06/10/28 (144A) (b)	1,520,000	1,517,102
GS Mortgage Securities Trust
2.911%, 02/13/53	3,414,000	2,919,073
LAQ Mortgage Trust
7.238%, 1M LIBOR + 2.091%, 03/15/36 (144A) (b)	985,208	980,891
Morgan Stanley Bank of America Merrill Lynch Trust
3.459%, 12/15/49	3,129,700	2,903,213
4.039%, 11/15/46	1,390,000	1,376,515
MTN Commercial Mortgage Trust
6.544%, 1M LIBOR + 1.397%, 03/15/39 (144A) (b)	2,980,000	2,924,103

		26,573,141

Total Mortgage-Backed Securities (Cost $61,261,815)		56,466,909

Asset-Backed Securities—0.1%

Asset-Backed—Home Equity—0.0%
Morgan Stanley Mortgage Loan Trust
5.330%, 1M LIBOR + 0.180%, 12/25/36 (b)	112,629	44,275
5.450%, 1M LIBOR + 0.300%, 03/25/36 (b)	40,701	39,849

		84,124

Asset-Backed—Other—0.1%
Structured Asset Investment Loan Trust
6.350%, 1M LIBOR + 1.200%, 08/25/34 (b)	796,473	774,281
Structured Asset Securities Corp. Mortgage Loan Trust
5.370%, 1M LIBOR + 0.220%, 02/25/36 (144A) (b)	4,554,543	101,914

		876,195

Total Asset-Backed Securities (Cost $2,911,861)		960,319

Short-Term Investments—1.0%

Repurchase Agreement—0.2%
Fixed Income Clearing Corp. Repurchase Agreement dated 06/30/23 at 2.300%, due on 07/03/23 with a maturity value of $3,118,257; collateralized by U.S. Treasury Note at 4.625%, maturing 03/15/26, with a market value of $3,180,104.	3,117,660	3,117,660

U.S. Treasury—0.8%
U.S. Treasury Bill
4.901%, 08/17/23 (h)	11,900,000	11,823,215

Total Short-Term Investments (Cost $14,941,452)		14,940,875

Total Investments—99.9% (Cost $1,574,190,691)		1,445,570,247
Other assets and liabilities (net)—0.1%		1,948,585

Net Assets—100.0%		$1,447,518,832

See accompanying notes to financial statements.

BHFTII-10

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

*	Principal amount stated in U.S. dollars unless otherwise noted.
†	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. As of June 30, 2023, the market value of restricted securities was $2,076,192, which is 0.1% of net assets. See details shown in the Restricted Securities table that follows.
(a)	Interest only security.
(b)	Variable or floating rate security. The stated rate represents the rate at June 30, 2023. Maturity date shown for callable securities reflects the earliest possible call date. For securities based on a published reference index and spread, the index and spread are indicated in the description above. For certain variable rate securities, the coupon rate is determined by the issuer/agent based on current market conditions. For certain asset- and mortgage-backed securities, the coupon rate may fluctuate based on changes of the underlying collateral or prepayments of principal. These securities do not indicate a reference index and spread in their description above.
(c)	Principal only security.
(d)	TBA (To Be Announced) Securities are purchased on a forward commitment basis with an approximate principal amount and no defined maturity date. The actual principal and maturity date will be determined upon settlement date.
(e)	Principal amount of security is adjusted for inflation.
(f)	All or a portion of the security was held on loan. As of June 30, 2023, the market value of securities loaned was $348,357 and the collateral received consisted of non-cash collateral with a value of $358,458. The non-cash collateral received consists of U.S. government securities that are held in safe-keeping by the lending agent, or a third- party custodian, and cannot be sold or repledged by the Portfolio. As such, this collateral is excluded from the Statement of Assets and Liabilities.
(g)	Security is a “step-up” bond where coupon increases or steps up at a predetermined date. Rate shown is current coupon rate.
(h)	The rate shown represents current yield to maturity.
(144A)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. As of June 30, 2023, the market value of 144A securities was $95,019,596, which is 6.6% of net assets.

Restricted Securities	Acquisition Date	Principal Amount	Cost	Value
CSMC Trust, 7.317%, 10/25/66	07/14/22	$2,134,486	$2,134,486	$2,076,192

Futures Contracts

Futures Contracts—Long	Expiration Date	Number of Contracts	Notional Amount		Value/ Unrealized Appreciation/ (Depreciation)
U.S. Treasury Long Bond Futures	09/20/23	90	USD	11,421,563	$(193)
U.S. Treasury Note 10 Year Futures	09/20/23	95	USD	10,665,234	(129,957)
U.S. Treasury Note 5 Year Futures	09/29/23	517	USD	55,367,469	(1,306,662)

Net Unrealized Depreciation					$(1,436,812)

Glossary of Abbreviations

Currencies

(USD)—	United States Dollar

Index Abbreviations

(H15)—	U.S. Treasury Yield Curve Rate T-Note Constant Maturity Index
(LIBOR)—	London Interbank Offered Rate
(SOFR30A)—	Secured Overnight Financing Rate 30-Day Average

Other Abbreviations

(ARM)—	Adjustable-Rate Mortgage
(REMIC)—	Real Estate Mortgage Investment Conduit
(ACES)—	Alternative Credit Enhancement Securities
(STACR)—	Structured Agency Credit Risk
(CMO)—	Collateralized Mortgage Obligation

See accompanying notes to financial statements.

BHFTII-11

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Schedule of Investments as of June 30, 2023 (Unaudited)

Fair Value Hierarchy

Accounting principles generally accepted in the United States of America (“GAAP”) define fair market value as the price that the Portfolio would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into three levels. Levels 1, 2 and 3 of the fair value hierarchy are defined as follows:

Level 1 - unadjusted quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are either active or inactive; inputs other than quoted prices that are observable such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, default rates, or other market corroborated inputs)

Level 3 - significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are unavailable (including the Portfolio’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in them. Changes to the inputs or methodologies used may result in transfers between levels. A reconciliation of Level 3 securities, if any, will be disclosed following the fair value hierarchy table. For more information about the Portfolio’s policy regarding the valuation of investments, please refer to the Notes to Financial Statements.

The following table summarizes the fair value hierarchy of the Portfolio’s investments as of June 30, 2023:

Description	Level 1	Level 2	Level 3	Total
Total U.S. Treasury & Government Agencies*	$—	$1,198,920,815	$—	$1,198,920,815
Total Foreign Government*	—	114,345,216	—	114,345,216
Total Corporate Bonds & Notes*	—	59,936,113	—	59,936,113
Total Mortgage-Backed Securities*	—	56,466,909	—	56,466,909
Total Asset-Backed Securities*	—	960,319	—	960,319
Total Short-Term Investments*	—	14,940,875	—	14,940,875
Total Investments	$—	$1,445,570,247	$—	$1,445,570,247

Futures Contracts
Futures Contracts (Unrealized Depreciation)	$(1,436,812)	$—	$—	$(1,436,812)

*	See Schedule of Investments for additional detailed categorizations.

See accompanying notes to financial statements.

BHFTII-12

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statement of Assets and Liabilities

June 30, 2023 (Unaudited)

Assets
Investments at value (a)(b)	$1,445,570,247
Cash collateral for futures contracts	1,301,300
Receivable for:
Fund shares sold	694,494
Principal paydowns	70,192
Interest	5,639,871
Variation margin on futures contracts	112,112
Prepaid expenses	12,084

Total Assets	1,453,400,300

Liabilities
Payables for:
TBA securities purchased	4,797,207
Fund shares redeemed	103,319
Accrued Expenses:
Management fees	549,989
Distribution and service fees	63,568
Deferred trustees’ fees	154,234
Other expenses	213,151

Total Liabilities	5,881,468

Net Assets	$1,447,518,832

Net Assets Consist of:
Paid in surplus	$1,742,741,679
Distributable earnings (Accumulated losses)	(295,222,847)

Net Assets	$1,447,518,832

Net Assets
Class A	$1,132,485,152
Class B	301,473,420
Class E	13,560,260
Capital Shares Outstanding*
Class A	110,851,028
Class B	29,612,245
Class E	1,330,199
Net Asset Value, Offering Price and Redemption Price Per Share
Class A	$10.22
Class B	10.18
Class E	10.19

*	The Portfolio is authorized to issue an unlimited number of shares.
(a)	Identified cost of investments was $1,574,190,691.
(b)	Includes securities loaned at value of $348,357.

Statement of Operations

Six Months Ended June 30, 2023 (Unaudited)

Investment Income
Interest	$21,244,640
Securities lending income	3,024

Total investment income	21,247,664

Expenses
Management fees	3,529,968
Administration fees	38,604
Custodian and accounting fees	91,840
Distribution and service fees—Class B	375,089
Distribution and service fees—Class E	10,292
Audit and tax services	35,378
Legal	21,516
Trustees’ fees and expenses	17,766
Shareholder reporting	27,418
Insurance	7,230
Miscellaneous	9,005

Total expenses	4,164,106
Less management fee waiver	(169,695)

Net expenses	3,994,411

Net Investment Income	17,253,253

Net Realized and Unrealized Gain (Loss)
Net realized gain (loss) on :
Investments	(5,577,733)
Futures contracts	(545,116)

Net realized gain (loss)	(6,122,849)

Net change in unrealized appreciation (depreciation) on:
Investments	13,579,757
Futures contracts	(1,196,315)

Net change in unrealized appreciation (depreciation)	12,383,442

Net realized and unrealized gain (loss)	6,260,593

Net Increase (Decrease) in Net Assets From Operations	$23,513,846

See accompanying notes to financial statements.

BHFTII-13

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Statements of Changes in Net Assets

	Six Months Ended June 30, 2023 (Unaudited)	Year Ended December 31, 2022
Increase (Decrease) in Net Assets:
From Operations
Net investment income (loss)	$17,253,253	$23,542,377
Net realized gain (loss)	(6,122,849)	(38,710,791)
Net change in unrealized appreciation (depreciation)	12,383,442	(148,836,492)

Increase (decrease) in net assets from operations	23,513,846	(164,004,906)

From Distributions to Shareholders
Class A	(26,339,958)	(29,881,117)
Class B	(6,192,310)	(6,716,761)
Class E	(291,071)	(335,920)

Total distributions	(32,823,339)	(36,933,798)

Increase (decrease) in net assets from capital share transactions	(3,525,931)	(266,436,445)

Total increase (decrease) in net assets	(12,835,424)	(467,375,149)

Net Assets
Beginning of period	1,460,354,256	1,927,729,405

End of period	$1,447,518,832	$1,460,354,256

Other Information:

Capital Shares

Transactions in capital shares were as follows:

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31, 2022
	Shares	Value	Shares	Value
Class A
Sales	942,592	$9,883,551	1,219,504	$13,184,971
Reinvestments	2,579,820	26,339,958	2,867,670	29,881,117
Redemptions	(4,491,032)	(47,093,994)	(23,993,655)	(258,436,571)

Net increase (decrease)	(968,620)	$(10,870,485)	(19,906,481)	$(215,370,483)

Class B
Sales	2,098,984	$21,845,269	3,089,388	$33,212,463
Reinvestments	608,282	6,192,310	647,087	6,716,761
Redemptions	(1,936,959)	(20,171,588)	(8,317,215)	(89,135,628)

Net increase (decrease)	770,307	$7,865,991	(4,580,740)	$(49,206,404)

Class E
Sales	53,965	$562,960	62,148	$673,994
Reinvestments	28,564	291,071	32,331	335,920
Redemptions	(131,684)	(1,375,468)	(267,442)	(2,869,472)

Net increase (decrease)	(49,155)	$(521,437)	(172,963)	$(1,859,558)

Increase (decrease) derived from capital shares transactions		$(3,525,931)		$(266,436,445)

See accompanying notes to financial statements.

BHFTII-14

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class A
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.29		$11.58	$12.08	$11.85	$11.49	$11.65

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.13		0.16	0.10	0.20	0.29	0.25
Net realized and unrealized gain (loss)	0.04		(1.20)	(0.28)	0.42	0.40	(0.14)

Total income (loss) from investment operations	0.17		(1.04)	(0.18)	0.62	0.69	0.11

Less Distributions
Distributions from net investment income	(0.24)		(0.25)	(0.32)	(0.39)	(0.33)	(0.27)

Total distributions	(0.24)		(0.25)	(0.32)	(0.39)	(0.33)	(0.27)

Net Asset Value, End of Period	$10.22		$10.29	$11.58	$12.08	$11.85	$11.49

Total Return (%) (b)	1.68	(c)	(9.01)	(1.52)	5.24	6.03	0.97

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.52	(d)	0.51	0.50	0.51	0.50	0.50
Net ratio of expenses to average net assets (%) (e)	0.49	(d)	0.49	0.48	0.48	0.48	0.49
Ratio of net investment income (loss) to average net assets (%)	2.42	(d)	1.48	0.83	1.69	2.48	2.19
Portfolio turnover rate (%)	32	(c)(f)	103 (f)	167 (f)	226 (f)	208 (f)	255 (f)
Net assets, end of period (in millions)	$1,132.5		$1,150.8	$1,525.0	$1,493.8	$1,544.1	$1,581.9

	Class B
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.24		$11.51	$12.01	$11.79	$11.43	$11.59

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.11		0.13	0.07	0.17	0.26	0.22
Net realized and unrealized gain (loss)	0.04		(1.18)	(0.28)	0.40	0.39	(0.14)

Total income (loss) from investment operations	0.15		(1.05)	(0.21)	0.57	0.65	0.08

Less Distributions
Distributions from net investment income	(0.21)		(0.22)	(0.29)	(0.35)	(0.29)	(0.24)

Total distributions	(0.21)		(0.22)	(0.29)	(0.35)	(0.29)	(0.24)

Net Asset Value, End of Period	$10.18		$10.24	$11.51	$12.01	$11.79	$11.43

Total Return (%) (b)	1.50	(c)	(9.17)	(1.77)	4.91	5.78	0.70

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.77	(d)	0.76	0.75	0.76	0.75	0.75
Net ratio of expenses to average net assets (%) (e)	0.74	(d)	0.74	0.73	0.73	0.73	0.74
Ratio of net investment income (loss) to average net assets (%)	2.17	(d)	1.24	0.58	1.43	2.23	1.94
Portfolio turnover rate (%)	32	(c)(f)	103 (f)	167 (f)	226 (f)	208 (f)	255 (f)
Net assets, end of period (in millions)	$301.5		$295.4	$384.8	$396.6	$367.9	$378.1

Please see following page for Financial Highlights footnote legend.

See accompanying notes to financial statements.

BHFTII-15

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Financial Highlights

Selected per share data
	Class E
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Net Asset Value, Beginning of Period	$10.26		$11.54	$12.03	$11.81	$11.45	$11.61

Income (Loss) from Investment Operations
Net investment income (loss) (a)	0.12		0.14	0.08	0.18	0.27	0.23
Net realized and unrealized gain (loss)	0.04		(1.19)	(0.27)	0.41	0.40	(0.14)

Total income (loss) from investment operations	0.16		(1.05)	(0.19)	0.59	0.67	0.09

Less Distributions
Distributions from net investment income	(0.23)		(0.23)	(0.30)	(0.37)	(0.31)	(0.25)

Total distributions	(0.23)		(0.23)	(0.30)	(0.37)	(0.31)	(0.25)

Net Asset Value, End of Period	$10.19		$10.26	$11.54	$12.03	$11.81	$11.45

Total Return (%) (b)	1.51	(c)	(9.12)	(1.60)	5.01	5.88	0.80

Ratios/Supplemental Data
Gross ratio of expenses to average net assets (%)	0.67	(d)	0.66	0.65	0.66	0.65	0.65
Net ratio of expenses to average net assets (%) (e)	0.64	(d)	0.64	0.63	0.63	0.63	0.64
Ratio of net investment income (loss) to average net assets (%)	2.27	(d)	1.34	0.69	1.54	2.33	2.04
Portfolio turnover rate (%)	32	(c)(f)	103 (f)	167 (f)	226 (f)	208 (f)	255 (f)
Net assets, end of period (in millions)	$13.6		$14.2	$17.9	$20.1	$19.5	$20.9

(a)	Per share amounts based on average shares outstanding during the period.
(b)	Total return does not reflect any insurance, sales, separate account or administrative charges of variable annuity or life insurance contracts or any additional expenses that contract owners may bear under their variable contracts. If these charges were included, the returns would be lower.
(c)	Periods less than one year are not computed on an annualized basis.
(d)	Computed on an annualized basis.
(e)	Includes the effects of management fee waivers (see Note 6 of the Notes to Financial Statements).
(f)	Includes mortgage dollar roll and TBA transactions; excluding these transactions the portfolio turnover rates would have been 15%, 43%, 70%, 100%, 76%, and 79% for the six months ended June 30, 2023 and years ended December 31, 2022, 2021, 2020, 2019, and 2018, respectively.

See accompanying notes to financial statements.

BHFTII-16

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)

1. Organization

Brighthouse Funds Trust II (the “Trust”) is organized as a Delaware statutory trust and registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Trust, which is managed by Brighthouse Investment Advisers, LLC (“Brighthouse Investment Advisers” or the “Adviser”), currently offers twenty-nine series (the “Portfolios”), each of which operates as a distinct investment vehicle of the Trust. The series included in this report is Western Asset Management U.S. Government Portfolio (the “Portfolio”), which is diversified. Shares of the Portfolio are not offered directly to the general public and are currently available only to separate accounts of insurance companies, including insurance companies affiliated with the Adviser.

The Portfolio has registered and offers three classes of shares: Class A, B and E shares. Shares of each class of the Portfolio represent an equal pro rata interest in the Portfolio and generally give the shareholder the same voting, dividend, liquidation, and other rights. Investment income, realized and unrealized capital gains and losses, the common expenses of the Portfolio, and certain Portfolio-level expense reductions, if any, are allocated on a pro rata basis to each class based on the relative net assets of each class to the net assets of the Portfolio. Each class of shares differs in its respective distribution plan and such distribution expenses are allocated to the corresponding class of shares.

2. Significant Accounting Policies

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated events and transactions subsequent to June 30, 2023 through the date the financial statements were issued.

The Portfolio is an investment company and follows the accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946- Financial Services- Investment Companies. The following is a summary of significant accounting policies consistently followed by the Portfolio in the preparation of its financial statements.

Investment Valuation and Fair Value Measurements - The Portfolio values its investments for purposes of calculating its net asset value (“NAV”) using procedures that allow for a variety of methodologies to be used to value the Portfolio’s investments. The specific methodology used for an investment may vary based on the market data available for a specific investment at the time the Portfolio calculates its NAV or based on other considerations. The procedures also permit a level of judgment to be used in the valuation process.

Debt securities, including corporate, convertible and municipal bonds and notes; obligations of the U.S. Treasury and U.S. government agencies; foreign sovereign issues; and non-U.S. bonds, are generally valued based upon evaluated or composite bid quotations obtained from third-party pricing services and/or brokers and dealers selected by the Adviser (each a “pricing service”). Such pricing services may use matrix pricing, which considers observable inputs including, among other things, issuer details, maturity dates, interest rates, yield curves, rates of prepayment, credit risks/spreads, default rates, reported trades, broker-dealer quotes and quoted prices for similar assets. Short-term obligations with a remaining maturity of sixty days or less may be valued at amortized cost in the absence of market quotes, so long as the amortized cost value of such short-term debt instrument is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. Floating rate loans are generally valued based upon an evaluated or composite average of aggregate bid and ask quotations supplied by brokers or dealers, as obtained from the pricing service. Securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Mortgage- and asset-backed securities are generally valued based upon evaluated or composite bid quotations obtained from pricing services selected by the Adviser. These securities are usually issued as separate tranches, or classes, of securities within each deal. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche and incorporate deal collateral performance, as available. Mortgage- and asset-backed securities that use similar valuation techniques and inputs as described above are generally categorized as Level 2 within the fair value hierarchy.

Domestic and foreign equity securities, such as common stock, exchange-traded funds, rights, warrants, and preferred stock, that are traded on a securities exchange on a valuation date are generally valued at their last quoted sale price or official closing price on the primary exchange for such security, or, if no sales occurred on that day, at the last reported bid price. Equity securities traded over-the-counter (“OTC”) are generally valued at the last reported bid price. In the event of a major exchange closing during the trading day, the Adviser may use other market information obtained from quotation reporting systems, established market makers, or pricing services in valuing the securities. Valuation adjustments may be applied to certain foreign equity securities that are traded

BHFTII-17

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

solely on foreign exchanges that close before the time as of which the Portfolio determines its NAV to account for the market movement between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. The Portfolio may use a systematic fair valuation model provided by a pricing service to value securities principally traded in these foreign markets to adjust for possible market movements or other changes that may occur between the close of the foreign exchanges and the time as of which the Portfolio determines its NAV. Foreign equity securities valued using these valuation adjustments are generally categorized as Level 2 within the fair value hierarchy. Equity securities that are actively traded, and have no valuation adjustments applied, are categorized as Level 1 within the fair value hierarchy. Other equity securities traded on inactive markets or valued in reference to similar instruments traded on active markets are generally categorized as Level 2 within the fair value hierarchy.

Investments in registered open-end management investment companies are valued at reported NAV per share on the valuation date and are categorized as Level 1 within the fair value hierarchy.

Futures contracts that are traded on commodity exchanges are valued at their closing prices as of the close of such exchanges and are categorized as Level 1 within the fair value hierarchy.

If no current market quotation is readily available or market value quotations are deemed to be unreliable for an investment, the fair value of the investment will be determined in accordance with procedures. A market quotation is readily available only when that quotation is a quoted price (unadjusted) in active markets for identical investments that the Portfolio can access at the measurement date, provided that a quotation will not be readily available if it is not reliable.

Pursuant to Rule 2a-5 under the 1940 Act, the Board of Trustees (the “Board” or “Trustees” ) of the Trust has designated Brighthouse Investment Advisers, acting through its Valuation Committee (“Committee”), as the Portfolio’s “valuation designee” to perform the Portfolio’s fair value determinations. The Board oversees Brighthouse Investment Advisers in its role as the Valuation Designee and receives reports from Brighthouse Investment Advisers regarding its process and the valuation of the Portfolio’s investments to assist with such oversight.

No single standard for determining the fair value of an investment can be set forth because fair value depends upon the facts and circumstances with respect to each investment. Information relating to any relevant factors may be obtained by the Committee from any appropriate source, including the subadviser of the Portfolio, the Custodian, a pricing service, market maker and/or broker for such security or the issuer. Appropriate methodologies for determining fair value under particular circumstances may include: matrix pricing, a discounted cash flow analysis, comparisons of securities with comparable characteristics, value based on multiples of earnings, discount from market price of similar marketable securities, or a combination of these and other methods.

Foreign Currency Translation - The books and records of the Portfolio are maintained in U.S. dollars. The values of securities, currencies, and other assets and liabilities denominated in currencies other than the U.S. dollar are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income, and expenses are translated on the respective dates of such transactions. Because the values of investment securities are translated at the foreign exchange rates prevailing at the end of the period, that portion of the results of operations arising from changes in exchange rates and that portion of the results of operations reflecting fluctuations arising from changes in market prices of the investment securities are not separated. Such fluctuations are included in the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from activity in forward foreign currency exchange contracts, sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded by the Portfolio and the U.S. dollar-equivalent of the amounts actually received or paid by the Portfolio. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities, other than investment securities, resulting from changes in foreign exchange rates.

Investment Transactions and Related Investment Income - Portfolio security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, for certain foreign securities, when notified. Interest income, which includes amortization of premium and accretion of discount on debt securities, is recorded on the accrual basis. Realized gains and losses on investments are determined on the identified cost basis, which is the same basis used for federal income tax purposes. Foreign income and foreign capital gains on some foreign securities may be subject to foreign taxes, which are accrued as applicable. These foreign taxes have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

Dividends and Distributions to Shareholders - The Portfolio records dividends and distributions on the ex-dividend date. Net realized gains from securities transactions (if any) are generally distributed annually to shareholders. The timing and characterization of certain income and capital gains distributions are determined in accordance with federal tax regulations that may differ from GAAP. Permanent book and tax basis differences relating to shareholder distributions will result in reclassification between distributable earnings (accumulated losses) and paid in surplus. These adjustments have no impact on net assets or the results of operations.

Income Taxes - It is the Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, and regulations thereunder, applicable to regulated investment companies, and to distribute, with respect to each taxable year, all of its

BHFTII-18

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

taxable income to shareholders. Therefore, no federal income tax provision is required. The Portfolio files U.S. federal tax returns. No income tax returns are currently under examination. The Portfolio’s federal tax returns remain subject to examination by the Internal Revenue Service for three fiscal years after the returns are filed. As of June 30, 2023, the Portfolio had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure.

Mortgage Dollar Rolls - The Portfolio may enter into mortgage “dollar rolls” in which a Portfolio sells to-be-announced (“TBA”) mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. For the duration of the transaction, or roll period, the Portfolio foregoes principal (including prepayments of principal) and interest paid on the securities sold. Dollar rolls are accounted for as purchase and sale transactions; gain or loss is recognized at the commencement of the term of the dollar roll and each time the mortgage-backed security is rolled.

Mortgage dollar roll transactions involve the risk that the market value of the securities that the Portfolio is required to reacquire may be less than the agreed-upon repurchase price of those securities and that the investment performance of securities purchased with proceeds from these transactions does not exceed the income, capital appreciation and gain or loss that would have been realized on the securities transferred or sold, as applicable, as part of the treasury or mortgage dollar roll.

Mortgage-Related and Other Asset-Backed Securities - The Portfolio may invest in mortgage-related or other asset-backed securities. These securities may include mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial mortgage-backed securities, CMO residuals, stripped mortgage-backed securities (“SMBS”), and other securities that directly or indirectly represent a participation in, or are secured by or payable from, mortgage loans on real property or other receivables. The value of some mortgage- or asset-backed securities may be particularly sensitive to changes in prevailing interest rates. Early repayment of principal on some mortgage-related securities may expose the Portfolio to a lower rate of return upon reinvestment of principal. The value of these securities may fluctuate in response to the market’s perception of the creditworthiness of the issuers. Additionally, although mortgages and mortgage-related securities are generally supported by some form of government or private guarantee and/or insurance, there is no assurance that private guarantors or insurers will meet their obligations.

In one type of SMBS, one class receives all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). Because principal will not be received at the maturity of an IO, adjustments are made to the book value of the security until maturity. These adjustments are netted against payments received for the IOs and the net amount is included in interest income on the Statement of Operations of the Portfolio. Payments received for POs are treated as reductions to the cost and par value of the securities. Details of mortgage-related and other asset-backed securities held by the Portfolio are included in the Portfolio’s Schedule of Investments.

The Portfolio may invest a significant portion of its assets in securities of issuers that hold mortgage- and asset-backed securities and direct investments in securities backed by commercial and residential mortgage loans and other financial assets. The value and related income of these securities are sensitive to changes in economic conditions, including delinquencies and/or defaults, and may be negatively impacted by increased volatility of market prices and periods of illiquidity.

TBA Purchase and Forward Sale Commitments - The Portfolio may enter into TBA commitments to purchase or sell securities for a fixed price at a future date. TBA commitments are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased or sold declines or increases prior to the settlement date, which is in addition to the risk of decline in the value of the Portfolio’s other assets. TBA forward sale commitments are valued at the current market value of the underlying securities, according to the procedures described under “Investment Valuation and Fair Value Measurements”.

When-Issued and Delayed-Delivery Securities - The Portfolio may purchase securities on a when-issued or delayed-delivery basis. Settlement of such transactions will occur beyond the customary settlement period. The Portfolio may purchase securities under such conditions only with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Portfolio may be required to pay more at settlement than the security is worth. In addition, the Portfolio is not entitled to any of the interest earned prior to settlement.

Repurchase Agreements - The Portfolio may enter into repurchase agreements, under the terms of a Master Repurchase Agreement (“MRA”), or Global Master Repurchase Agreement (“GMRA”), with selected commercial banks and broker-dealers, under which the Portfolio acquires securities as collateral and agrees to resell the securities at an agreed-upon time and at an agreed-upon price. The Portfolio, through the Custodian or a subcustodian, under a tri-party repurchase agreement, receives delivery of the underlying securities collateralizing any repurchase agreements. It is the Portfolio’s policy that the market value of the collateral be equal to at least 100% of the repurchase price in the case of a repurchase agreement of one-day duration and equal to at least 102% of the repurchase price in the case of all other repurchase agreements. In the event of default or failure by a party to perform an obligation in connection with any repurchase transaction, the MRA or GMRA gives the non-defaulting party the right to set-off claims and to apply property held by it in connection with any repurchase transaction against obligations owed to it under the agreement.

BHFTII-19

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

At June 30, 2023, the Portfolio had direct investments in repurchase agreements with a gross value of $3,117,660. which is included as part of investments at value on the Statement of Assets and Liabilities. The value of the related collateral exceeded the value of the repurchase agreements at June 30, 2023.

Securities Lending - The Portfolio may lend its portfolio securities to certain qualified brokers who borrow securities in order to complete certain securities transactions. By lending its portfolio securities, the Portfolio attempts to increase its net investment income through the receipt of income on collateral held from securities on loan. Any gain or loss in the market price of the loaned securities that might occur, any interest earned, and any dividends declared during the term of the loan, would accrue to the account of the Portfolio.

The Trust has entered into a Non-Custodial Securities Lending Agreement with JPMorgan Chase Bank, N.A. (the “Lending Agent”). Under the agreement, the Lending Agent is authorized to loan portfolio securities on the Portfolio’s behalf. In exchange, the Portfolio generally receives cash, U.S. Government securities, letters of credit, or other collateral deemed appropriate by the Adviser. The Portfolio receives collateral equal to at least 102% of the market value for loans secured by government securities or cash in the same currency as the loaned shares and 105% for all other loaned securities at each loan’s inception. Collateral representing at least 100% of the market value of the loaned securities is maintained for the duration of the loan. Any cash collateral received by the Portfolio is generally invested by the Lending Agent in short-term investments, which may include certificates of deposit, commercial paper, repurchase agreements, including repurchase agreements with respect to equity securities, time deposits, master demand notes and money market funds. The market value of investments made with cash collateral received are disclosed in the Schedule of Investments and the valuation techniques are described in Note 2. The value of the securities on loan may change each business day. If the market value of the collateral at the close of trading on a business day is less than 100% of the market value of the loaned securities at the close of trading on that day, the borrower is required to deliver, by the close of business on the following business day, an additional amount of collateral, so that the total amount of posted collateral is equal to at least 100% of the market value of all the loaned securities as of such preceding day. A portion of the income earned on the collateral is rebated to the borrower of the securities and the remainder is split between the Lending Agent and the Portfolio. On loans collateralized by U.S. government securities, a fee is received from the borrower and is allocated between the Portfolio and the Lending Agent.

Income received by the Portfolio in securities lending transactions during the six months ended June 30, 2023 is reflected as securities lending income on the Statement of Operations. The values of any securities loaned by the Portfolio and the related collateral at June 30, 2023 are disclosed in the footnotes to the Schedule of Investments. The value of the related collateral received by the Portfolio exceeded the value of the securities out on loan at June 30, 2023.

The risks associated with lending portfolio securities include, but are not limited to, possible delays in receiving additional collateral or in the recovery of the loaned securities, possible loss of rights in the collateral should the borrower fail financially, as well as risk of loss in the value of the collateral or the value of the investments made with the collateral. To the extent the Portfolio uses cash collateral it receives to invest in repurchase agreements with respect to equity securities, it is subject to the risk of loss if the value of the equity securities declines and the counterparty defaults on its obligation to repurchase such securities. The Lending Agent shall indemnify the Portfolio in the case of default of any securities borrower, subject to the terms of the Non-Custodial Securities Lending Agreement.

As of June 30, 2023, all securities on loan are classified as Foreign Government in the Portfolio’s Schedule of Investments and are collateralized by securities with a value of $358,458. For all securities on loan, the remaining contractual maturity of the agreements is overnight and continuous.

3. Investments in Derivative Instruments

Futures Contracts - The Portfolio may buy and sell futures contracts as a hedge, to maintain investment exposure to a target asset class or to enhance return. The Portfolio may be subject to fluctuations in equity prices, interest rates, commodity prices, and foreign currency exchange rates in the normal course of pursuing its investment objective. Futures contracts are standardized agreements to buy or sell a security, or deliver a final cash settlement price in connection with an index, interest rate, currency, or other asset. The Portfolio must deposit an amount (“initial margin”) equal to a certain percentage of the face value of the futures contract. The initial margin may be in the form of cash or securities, which is returned when the Portfolio’s obligations under the contract have been satisfied. If cash is deposited as the initial margin, it is shown as cash collateral on the Statement of Assets and Liabilities. Futures contracts are marked-to-market daily and subsequent payments (“variation margin”) are made or received by the Portfolio depending on whether unrealized gains or losses are incurred. These amounts are reflected as receivables or payables on the Statement of Assets and Liabilities and as a component of net change in unrealized appreciation/depreciation on the Statement of Operations. When the contract is closed or expires, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts (and related options) include the possibility that the market for these instruments may be illiquid and that a change in the value of the futures contract or option may not correlate perfectly with changes in the value of the underlying asset. The exchange’s clearinghouse, as counterparty to all futures, guarantees the futures contracts against default.

BHFTII-20

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

The following table summarizes the fair value of derivatives held by the Portfolio at June 30, 2023 by category of risk exposure:

	Liability Derivatives
Risk Exposure	Statement of Assets & Liabilities Location	Fair Value
Interest Rate	Unrealized depreciation on futures contracts (a)	$1,436,812

(a)	Includes cumulative appreciation/depreciation of futures contracts as reported in the Schedule of Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following tables summarize the effect of derivative instruments on the Statement of Operations, classified by derivative type and category of risk exposure, for the six months ended June 30, 2023:

Statement of Operations Location—Net Realized Gain (Loss)	Interest Rate
Futures contracts	$(545,116)

Statement of Operations Location—Net Change in Unrealized Appreciation (Depreciation)	Interest Rate
Futures contracts	$(1,196,315)

For the six months ended June 30, 2023, the average notional par or face amount outstanding for each derivative type was as follows:

Derivative Description	Average Notional Par or Face Amount‡
Futures contracts long	$53,531,849
Futures contracts short	(17,439,379)

‡	Averages are based on activity levels during the period for which the amounts are outstanding.

4. Certain Risks

In the normal course of business, the Portfolio invests in securities and enters into transactions where risks exist. Those risks include:

Market Risk: The value of securities held by the Portfolio may decline in response to certain events, including those directly involving the issuers whose securities are owned by the Portfolio; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; currency, interest rate, and price fluctuations, or other factors including terrorism, war, natural disasters and the spread of infectious illness including epidemics or pandemics such as the COVID-19 pandemic. These events may also adversely affect the liquidity of securities held by the Portfolio.

In addition, geopolitical and other risks, including environmental and public health risks, may add to instability in world economies and markets generally. The COVID-19 pandemic has resulted in travel restrictions and disruptions, closed borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, quarantines, event cancellations and restrictions, service cancellations or reductions, disruptions to business operations, supply chains and customer activity, lower consumer demand for goods and services, as well as general concern and uncertainty that has negatively affected the economic environment. COVID-19 vaccine distribution in the United States has resulted in more flexible quarantine guidelines, increased consumer demand, and resurgence of travel. However, vaccination rates and vaccine availability abroad, specifically in developing and emerging market countries, continue to lag, and new COVID-19 variants have led to waves of increased hospitalizations and deaths. The impact of this pandemic, and any other epidemic or pandemic that may arise in the future could adversely affect the economies of many nations or the entire global economy, the financial performance of individual issuers, borrowers and sectors and the health of capital markets and other markets generally in potentially significant and unforeseen ways. This crisis or other public health crises may also exacerbate other pre-existing political, social and economic risks in certain countries or globally. At this time, it is still not possible to estimate the severity or duration of the COVID-19 pandemic, including the severity, duration and frequency of any additional “waves” or emerging variants of COVID-19. It is also still not possible to estimate the duration or frequency of the utilization of any therapeutic treatments and vaccines for COVID-19 or variants thereof. It is likewise still not possible to predict or estimate the longer-term effects of the COVID-19 pandemic, or any actions taken to contain or address the pandemic, on the Portfolio, the financial markets, and economy at large. The foregoing could lead to a significant economic downturn or recession, increased market volatility, a greater number of market closures, higher default rates and adverse effects on the values and liquidity of securities or other assets. Such impacts, which may vary across asset classes, may adversely affect the performance of the Portfolio’s investments, the Portfolio and your investment in the Portfolio.

BHFTII-21

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

In late February 2022, Russian military forces invaded Ukraine, significantly amplifying already existing geopolitical tensions among Russia, Ukraine, Europe, NATO, and the West. Russia’s invasion, the responses of countries and political bodies to Russia’s actions, and the potential for wider conflict may increase financial market volatility and could have severe adverse effects on regional and global economic markets, including the markets for certain securities and commodities such as oil and natural gas. Following Russia’s actions, various countries, including the U.S., Canada, the United Kingdom, Germany, and France, as well as the European Union, issued broad-ranging economic sanctions against Russia. The United States and other countries have also imposed economic sanctions on Belarus and may impose sanctions on other countries that support Russia’s military invasion. A number of large corporations and U.S. states have also announced plans to divest interests or otherwise curtail business dealings with certain Russian businesses. These sanctions and any additional sanctions or other intergovernmental actions that have been or may be undertaken in the future, against Russia, Russian entities or individuals, or other countries that support Russia’s military invasion, may result in the devaluation of Russian currency, a downgrade in the country’s credit rating, an immediate freeze of Russian assets, a decline in the value and liquidity of Russian securities, property or interests, and/or other adverse consequences to the Russian economy or the Portfolio. Further, due to market closures and trading restrictions, the value of Russian securities could be significantly impacted, which could lead to such securities being valued at zero. The scope and scale of sanctions in place at a particular time may be expanded or otherwise modified in a way that have negative effects on the Portfolio. Sanctions, or the threat of new or modified sanctions, could impair the ability of the Portfolio to buy, sell, hold, receive, deliver or otherwise transact in certain affected securities or other investment instruments. Sanctions could also result in Russia taking counter measures or other actions in response (including cyberattacks and espionage), which may further impair the value and liquidity of Russian securities. These sanctions, and the resulting disruption of the Russian economy, may cause volatility in other regional and global markets and may negatively impact the performance of various sectors and industries, as well as companies in other countries, which could have a negative effect on the performance of the Portfolio, even if the Portfolio does not have direct exposure to securities of Russian issuers.

Credit and Counterparty Risk: The Portfolio may be exposed to counterparty risk, or the risk that an entity with which the Portfolio has unsettled or open transactions may default. The potential loss could exceed the value of the financial assets and liabilities recorded in the financial statements. Financial assets that potentially expose the Portfolio to credit and counterparty risk consist principally of cash due from counterparties and investments. The Portfolio manages counterparty risk by entering into agreements only with counterparties that it believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. The Subadviser may attempt to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment, and (iii) requiring collateral from the counterparty for certain transactions. In order to preserve certain safeguards for non-standard settlement trades, the Portfolio restricts its exposure to credit and counterparty losses by entering into master netting agreements (“Master Agreements”) with counterparties (approved brokers) with whom it undertakes a significant volume of transactions. Master Agreements govern the terms of certain transactions and reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels.

Repurchase and reverse repurchase agreements are primarily executed under GMRAs or MRAs, which provide the right to set-off. Each repurchase and reverse repurchase agreement is initially collateralized at the transaction level. In the event of default, the total market value exposure will be offset against collateral exchanged to date, which would result in a net receivable/(payable) that would be due from/to the counterparty.

Master Securities Forward Transaction Agreements (“MSFTA”) govern the considerations and factors surrounding the settlement of certain forward settling transactions, such as TBA securities and delayed-delivery or secured borrowings transactions by and between the Portfolio and select counterparties. The MSFTA maintains provisions for, among other things, initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivative transactions require posting of initial margin as determined by each relevant clearinghouse. The Portfolio’s clearing broker may also require additional initial margin. Clearinghouse-related initial margin is held by the clearinghouse and additional initial margin is held by the Portfolio’s clearing broker. In a cleared derivative transaction, the Portfolio’s counterparty is a clearinghouse rather than a bank or broker. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of or default by the clearinghouse. While offset rights may exist under applicable law, the Portfolio does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in cleared derivative transactions with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate, by account class, customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro-rata basis across all the clearing broker’s customers, for the relevant account class, potentially resulting in losses to the Portfolio. Variation margin, which accounts for changes in market value, is exchanged daily, but may not be netted between futures and cleared OTC derivatives.

BHFTII-22

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

LIBOR Replacement Risk: Many financial instruments historically used a floating rate based on LIBOR, which was the offered rate at which major international banks could obtain wholesale, unsecured funding. LIBOR may have been a significant factor in determining the Portfolio’s payment obligations under a derivative investment, the cost of financing to the Portfolio or an investment’s value or return to the Portfolio, and may have been used in other ways that affected the Portfolio’s investment performance. In connection with the global transition away from LIBOR led by regulators and market participants, LIBOR was last published on a representative basis at the end of June 2023. Actions by regulators have resulted in the establishment of alternative reference rates to LIBOR in most major currencies (e.g., the Secured Overnight Financing Rate for U.S. dollar LIBOR and the Sterling Overnight Index Average for GBP LIBOR) and the transition to new reference rates continues. Markets are developing in these new rates, but concerns around liquidity of the new rates and how to appropriately mitigate any economic value transfer as a result of the transition remain. Neither the effect of the transition process nor its ultimate success can yet be fully known. The transition away from LIBOR and use of replacement rates may adversely affect the interest rates on amounts of any payments paid or received with respect to, and liquidity and value of, certain assets and liabilities of the Portfolio that were tied to LIBOR. These may include bank loans, floating rate securities, structured securities (including asset-backed and mortgage-backed securities), other debt securities, derivatives, and financing transactions that were historically tied to LIBOR, particularly insofar as the documentation governing such instruments did not include “fall back” provisions addressing the transition from LIBOR. The Subadviser may have exercised discretion in determining a successor or substitute reference rate, including any price or other adjustments to account for differences between the successor or substitute reference rate and previous rate. Such successor or substitute reference rate and any adjustments selected may negatively impact the Portfolio’s investments, performance or financial condition, and may expose the Portfolio to additional tax, accounting and regulatory risks. The transition away from LIBOR and the use of replacement rates may adversely affect transactions that used LIBOR as a reference rate, financial institutions, funds and other market participants that engaged in such transactions, and the financial markets generally. It is difficult to predict the full impact of the transition away from LIBOR and the adoption of alternative reference rates on the Portfolio.

Additional risks associated with each type of investment are described above within the respective security type notes. The Portfolio’s prospectus includes a discussion of the principal risks of investing in the Portfolio.

5. Investment Transactions

Aggregate cost of purchases and proceeds of sales of investment securities, including mortgage dollar roll and TBA transactions but excluding short-term securities, for the six months ended June 30, 2023 were as follows:

Purchases		Sales
U.S. Government	Non-U.S. Government	U.S. Government	Non-U.S. Government
$412,260,072	$58,089,918	$504,317,993	$31,499,673

Purchases and sales of mortgage dollar rolls and TBA transactions for the six months ended June 30, 2023 were as follows:

Purchases	Sales
$258,614,912	$293,411,867

6. Investment Management Fees and Other Transactions with Affiliates

Investment Management Agreement - Brighthouse Investment Advisers is the investment adviser to the Portfolio. The Trust has entered into an investment management agreement with Brighthouse Investment Advisers with respect to the Portfolio. For providing investment management services to the Portfolio, Brighthouse Investment Advisers receives monthly compensation at the following annual rates:

Management Fees earned by Brighthouse Investment Advisers for the six months ended June 30, 2023	% per annum	Average Daily Net Assets
$3,529,968	0.550%	Of the first $500 million
	0.450%	On amounts in excess of $500 million

Brighthouse Investment Advisers has entered into an investment subadvisory agreement with respect to managing the Portfolio. Western Asset Management Company, LLC (the “Subadviser”) is compensated by Brighthouse Investment Advisers to provide subadvisory services for the Portfolio.

BHFTII-23

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

The subadvisory fee the Adviser pays to the Subadviser in connection with the investment management of the Portfolio is calculated based on the aggregate average daily net assets of the Portfolio and certain other portfolios of the Brighthouse Funds Trust I that are managed by the Subadviser.

Management Fee Waiver - Pursuant to a management fee waiver agreement, the Adviser has agreed, for the period May 1, 2023 to April 30, 2024, to reduce its advisory fees set out above under “Investment Management Agreement” for each class of the Portfolio as follows:

% per annum reduction	Average Daily Net Assets
0.030%	Of the first $100 million
0.050%	On amounts over $200 million and under $500 million
0.010%	On amounts over $1 billion and under $2 billion
0.030%	On amounts in excess of $2 billion

An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Additionally, for the period May 1, 2023 to April 30, 2024, Brighthouse Investment Advisers has contractually agreed to waive a portion of its management fee in an amount equal to the difference, if any, between (a) the subadvisory fee payable by the Adviser to the Subadviser calculated based solely on the assets of the Portfolio and (b) the subadvisory fee payable by the Adviser to the Subadviser calculated using the fee rate that would apply to the combined net assets of the Portfolio and those of Western Asset Management Government Income Portfolio, a series of Brighthouse Funds Trust I also advised by the Subadviser. An identical agreement was in place for the period April 29, 2022 to April 30, 2023. Amounts waived for the six months ended June 30, 2023 are included in the amount shown as a management fee waiver in the Statement of Operations.

Certain officers and trustees of the Trust may also be officers of the Adviser; however, such officers and trustees receive no compensation from the Trust.

Transfer Agency Agreement - Brighthouse Life Insurance Company serves as the transfer agent for the Trust. Brighthouse Life Insurance Company receives no fees for its services to the Trust.

Distribution and Service Fees - The Trust has a distribution agreement with Brighthouse Securities, LLC (the “Distributor”) pursuant to which the Distributor serves as the general distributor of shares of each class (each a “Class”) of each Portfolio. The Distributor is an affiliate of the Trust. The Trust has adopted a Distribution and Services Plan (the “D&S Plan”) relating to Class B, Class D, Class E, Class F and Class G shares of each Portfolio, under Rule 12b-1 under the 1940 Act, pursuant to which the Trust may pay the Distributor a fee (the “Service Fee”) at an annual rate not to exceed 0.25% of each such Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F and Class G shares of the Trust. Each Portfolio may not offer shares of each Class. The D&S Plan also authorizes the Trust, on behalf of each of its Portfolios, to pay to the Distributor a distribution fee (the “Distribution Fee” and together with the Service Fee, the “Fees”) at an annual rate of up to 0.25% of each Portfolio’s average daily net assets attributable to the Class B, Class D, Class E, Class F, and Class G shares in consideration of the services rendered in connection with the sale of such shares by the Distributor. Under the Distribution Agreement with respect to the Trust, Fees are currently paid at an annual rate of 0.25% of average daily net assets in the case of Class B shares, 0.10% of average daily net assets in the case of Class D shares, 0.15% of average daily net assets in the case of Class E shares, 0.20% of average daily net assets in the case of Class F shares and 0.30% of average daily net assets in the case of Class G shares. The D&S Plan is known as a “compensation plan” because the Trust makes payments to the Distributor for services rendered regardless of the actual level of expenditures by the Distributor. Amounts incurred by the Portfolio for the six months ended June 30, 2023 are shown as Distribution and service fees in the Statement of Operations.

Deferred Trustee Compensation - Each Trustee who is not currently an employee of the Adviser or any of its affiliates receives compensation from the Trust for his or her service to the Trust. A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. Deferred amounts remain in the Trust until distributed in accordance with the provisions of the Plan. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts on the normal payment dates in certain portfolios of the Trust or Brighthouse Funds Trust I, an affiliate of the Trust, as designated by the participating Trustee. Changes in the value of participants’ deferral accounts are reflected as a component of Trustees’ fees and expenses in the Statement of Operations. The portion of the accrued obligations allocated to the Portfolio under the Plan is reflected as Deferred trustees’ fees in the Statement of Assets and Liabilities.

7. Contractual Obligations

Under the Trust’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Trust. Additionally, the Trust has a variety of indemnification obligations under contracts with its service providers. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred.

BHFTII-24

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Notes to Financial Statements—June 30, 2023 (Unaudited)—(Continued)

8. Income Tax Information

The cost basis of investments for federal income tax purposes at June 30, 2023 was as follows:

Cost basis of investments	$1,575,866,612

Gross unrealized appreciation	14,393,965
Gross unrealized (depreciation)	(144,560,461)

Net unrealized appreciation (depreciation)	$(130,166,496)

The tax character of distributions paid for the years ended December 31, 2022 and 2021 were as follows:

Ordinary Income		Long-Term Capital Gain		Total
2022	2021	2022	2021	2022	2021
$36,933,798	$51,427,070	$—	$—	$36,933,798	$51,427,070

As of December 31, 2022, the components of distributable earnings (accumulated losses) on a federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Net Unrealized Appreciation (Depreciation)	Accumulated Capital Losses	Total
$32,561,048	$—	$(156,036,054)	$(162,285,907)	$(285,760,913)

The Portfolio utilizes the provisions of the federal income tax laws that provide for the carryforward of capital losses for prior years, offsetting such losses against any future realized capital gains. Net capital losses may be carried forward indefinitely and their character is retained as short-term and/or long-term losses.

As of December 31, 2022, the Portfolio had accumulated short-term capital losses of $33,463,458 and accumulated long-term capital losses of $128,822,449.

9. Recent Accounting Pronouncement

In June 2022, FASB issued Accounting Standards Update 2022-03 - Fair Value Measurement (Topic 820) - Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions (“ASU 2022-03”). ASU 2022-03 clarifies the guidance in Topic 820 to indicate that a contractual sale restriction should not be considered in the fair value of an equity security subject to such a restriction, and requires entities with investments in equity securities subject to contractual sale restrictions to disclose certain qualitative and quantitative information about such securities. ASU 2022-03 is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. ASU 2022-03 will only be applicable to an equity security in which the contractual arrangement that restricts its sale is executed or modified on or after the adoption date. Management is currently evaluating the impact of applying this update.

BHFTII-25

Brighthouse Funds Trust II

Western Asset Management U.S. Government Portfolio

Liquidity Risk Management Program (Unaudited)

Consistent with Rule 22e-4 under the Investment Company Act of 1940, as amended, Brighthouse Funds Trust I and Brighthouse Funds Trust II (the “Trusts”) have established a liquidity risk management program to assess, manage and periodically review liquidity risk (“Program”) with respect to each series of the Trusts (the “Portfolios” or individually a “Portfolio”). The Program is administered by the Liquidity Risk Management Committee (“LRMC”), a committee comprised of representatives of Brighthouse Investment Advisers, LLC, investment adviser to the Portfolios. The Portfolios’ Board of Trustees has approved the designation of the LRMC to administer the Program. In administering the Program, the LRMC consults with the Portfolio’s subadviser, if applicable, when the LRMC deems such consultation necessary or appropriate.

The Program’s principal objectives include supporting each Portfolio’s compliance with limits on investments in illiquid assets and mitigating the risk that a Portfolio will be unable to meet its redemption obligations on a timely basis. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence a Portfolio’s liquidity and the periodic classification and re-classification of a Portfolio’s investments into groupings that reflect the LRMC’s assessment of their liquidity under current market conditions.

For the period April 1, 2022 through March 31, 2023, there were no liquidity events that impacted the Portfolios’ ability to timely meet redemptions. The LRMC has determined, and reported to the Board of Trustees of the Trusts, that the Program has operated adequately and effectively to manage the Portfolios’ liquidity risk over the period. There can be no assurance that the Program will achieve its objectives in the future. Please refer to your Portfolio’s prospectus for more information regarding the liquidity-related and other risks to which an investment in a Portfolio may be subject.

BHFTII-26

(b)        Not applicable.

Item 2.  Code of Ethics.

Item applicable only to annual report on Form N-CSR.

Item 3.  Audit Committee Financial Expert.

Item applicable only to annual report on Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

Item applicable only to annual report on Form N-CSR.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6.  Investments.

(a)        Schedule of Investments is included as a part of the report to shareholders included under Item 1 of this Form N-CSR.

(b)        Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

The registrant does not have procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees.

Item 11.  Controls and Procedures.

(a)        The President and Treasurer of the registrant have concluded, based on their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures provide reasonable assurance that information required to be disclosed by the registrant in this report on Form N-CSR is recorded, processed, summarized, and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)        There were no significant changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.  Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a)        Not applicable.

(b)        Not applicable.

Item 13.  Exhibits

(a)(1)     Not applicable.

(a)(2)    The certifications required by Rule 30a-2(a) under the Act are attached hereto.

(a)(3)    Not applicable.

(a)(4)     Not applicable.

(b)(1)    The certifications required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BRIGHTHOUSE FUNDS TRUST II

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Kristi Slavin
Kristi Slavin
President and Chief Executive Officer

Date:	September 6, 2023

By:	/s/ Alan R. Otis
Alan R. Otis
Chief Financial Officer and Treasurer

Date:	September 6, 2023